As filed with the Securities and Exchange Commission on March 6, 2019

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 493-4256

Rhonda A. Mills, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

Transamerica Series Trust Annual Report

December 31, 2018

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

Effective on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the portfolios’ shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. That election will apply to all portfolios available under your contract with the insurance company.

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments and performance of your Portfolio(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all contract holders, and we believe it to be an important part of the investment process. This report provides detailed information about your Portfolio(s) for the 12-month period ended December 31, 2018.

We believe it is important to understand market conditions over the Portfolios’ fiscal year ended December 31, 2018 to provide a context for reading this report. As the year began, there was continued optimism in the equity and credit markets following the low volatility environment of 2017 and the anticipation of strong corporate earnings for the upcoming year. As a result, the month of January was strong for equities, and the S&P 500® reached record highs. In early February, higher than expected wage growth in the January employment report incited inflationary fears and stocks experienced a sharp selloff. In the following weeks, concerns of international trade disputes and potentially U.S. imposed tariffs on overseas trading partners created more downside volatility. By late March stocks were in correction mode as the S&P 500® had fallen by 10%. Long term interest rates also jumped considerably as the 10-year Treasury yield increased to 3.11% in mid-May, which was 0.65 percentage points higher than the year’s onset.

By the summer months stocks had resumed an upward trend as economic and earnings results were quite favorable. In the second quarter gross domestic product (“GDP”) growth posted its strongest quarter in almost four years at 4.2%, and S&P 500® underlying earnings growth came in above 20% on a year-over-year basis. While the U.S. Federal Reserve (“Fed”) hiked rates in both March and June, and international trade tensions between the U.S. and China continued to escalate, U.S. equities still moved higher into the fall as both the economy and corporate profitability displayed strength. However, during this time international markets failed to establish the same upward trend as growth in Europe and Japan fell below beginning-of-the-year expectations. When combined with the perceived risks of international trade frictions, political uncertainties and a rising U.S. dollar, overseas markets for the most part experienced steady declines for the rest of the year.

By early October, the Dow Jones Industrial Average (“Dow”) and S&P 500® had again experienced record highs. However, a host of investor concerns quickly rattled the markets, and stocks once again faced double digit declines in the fourth quarter. In the weeks following the Fed’s September meeting, in which the Fed once again raised rates, comments by Chairman Jay Powell were interpreted negatively by the market and fears quickly emerged that the Fed was at risk of making a policy error as defined by raising rates into a slowing economy. This created more volatility in the markets, and as U.S. – China trade talks failed to assure the markets that progress was being made, more selling ensued.

The month of December was a brutal one for both equity and credit markets. In addition to weakness in stocks, credit spreads widened materially, as evidenced by the differential of high yield bonds to comparable Treasuries, which rose from 3.2% to 5.3% by year end. Amid this downside volatility, longer-term Treasury rates declined in a flight to quality. As the 10-year Treasury rate fell back to 2.69% to close out the year, the yield curve, as defined by 10-year versus 2-year yield differentials, narrowed close to an inversion at just 0.21%. Traditionally viewed as a harbinger to a recession or economic slowdown, this stoked more fears in the market. Following another rate hike by the Fed at its December meeting and Chairman Powell’s negatively interpreted commentary that followed, equity selling reached its peak the final week of December. At that point the S&P 500® and Dow had declined 20% from their record September and October levels. International equities also continued to decline in the fourth quarter.

The year concluded with forecasts of economic and corporate earnings growth for 2019 being noticeably below that of the past year, however we feel it is important to recognize that both are still expected to be positive in the year ahead. As the new year begins, investors await resolution on a number of potentially market impacting developments such as U.S. – China trade relations, the timing of any future interest rate hikes, growth in the global economy, trends in the credit markets and the rate of corporate earnings growth.

For the 12-month period ended December 31, 2018, the S&P 500® returned -4.38% while the MSCI EAFE Index, representing international developed market equities, returned -13.36%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 0.01%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

Bloomberg Barclays US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

Dow Jones Industrial Average: a market that shows how 30 large, publicly owned companies based in the U.S. have traded during a standard trading session in the stock market.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Series Trust. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Series Trust. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Transamerica 60/40 Allocation VP

(unaudited)

MARKET ENVIRONMENT

The period began January 12, 2018, the inception date of the Portfolio, and most risk assets, including U.S. and international developed market equities, were continuing the rally they enjoyed throughout 2017. Whereas gains came fairly consistently in the prior year, the environment changed quickly in 2018, as growing prospects for rising interest rates and tariffs both posed threats to future growth, pushing markets abruptly lower between late January and mid-February.

As fourth quarter 2017 earnings reports began to cycle in, however, investors were reminded that corporate America remained fairly healthy with double digit earnings growth in 2017 and forecasts for a very robust clip of over 25% year-over-year for the first quarter of 2018. This allowed the U.S. market to shift back to an upward bias, which continued throughout most of the period. As the year progressed, the forecasts proved to be correct as not only first, but also second and third quarter earnings reports all posted year-over-year increases above 25%, setting the stage for the S&P 500® to achieve new all-time highs by late summer.

Foreign markets remained jittery, however, as Europe continued to grapple with uncertainties around Brexit negotiations, a populist and anti-European Union tone from the new government in Italy, a strengthening U.S. dollar and ongoing strains in the European banking system. The sum of these issues weighed on the international indexes, and the benchmark MSCI EAFE Index continued to languish throughout the year, unable to follow U.S. markets back to all-time highs.

Markets saw volatility increase materially as the period drew to a close, with broad U.S. indexes experiencing declines of about 20% from the all-time highs reached in the fall. While foreign markets held up better, underperformance during the summer months saw them end the year lagging U.S. markets.

As mentioned above, the interest rate environment – a rising federal funds rate, tight credit spreads and a flattening yield curve – was a worry among investors coming into the year, and in hindsight that anxiety turned out to be well placed. Both short- and long-term interest rates rose in the period, pushing many fixed income asset classes lower. The broad fixed income market, as represented by the Bloomberg Barclays US Aggregate Bond Index, ended the period nearly unchanged on the year.

PERFORMANCE

For the period from inception, January 12, 2018, through December 31, 2018, Transamerica 60/40 Allocation VP, Service Class returned -6.70%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica 60/40 Allocation VP Blended Benchmark, returned -7.69% and -5.64%, respectively.

STRATEGY REVIEW

The Portfolio is designed to strategically allocate approximately 45% of its net assets to U.S. stocks, 15% to foreign stocks and 40% to fixed income. This is accomplished by investing in underlying Transamerica Funds and is aimed at providing investors in the Portfolio a long-term risk profile that is similar to that of a balanced fund which takes on some international exposure. Should portfolio allocations to underlying Transamerica Funds drift away from our target allocations, we rebalance periodically to ensure that the investments remain within a reasonable range of our long-term targets.

Within the Portfolio, both equity Portfolio holdings, which follow an indexing strategy, produced negative returns in the period. To be sure, global markets declined on the economic developments described above. The fixed income fund provided a meaningful ballast within the portfolio, offering a level of protection against the declining equity holdings. In fact, whereas equities declined in the period, our fixed income holding was able to produce fractionally positive returns, despite the rising interest rate environment.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	45.0%
U.S. Fixed Income Fund	39.4
International Equity Fund	14.8
Net Other Assets (Liabilities)	0.8
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	10 Years or Since Inception Date of Class		Inception Date
Service Class	(6.70	)%(A)	01/12/2018
S&P 500® (B)	(7.69	)%(A)
Transamerica 60/40 Allocation VP Blended Benchmark (B) (C) (D) (E)	(5.64	)%(A)

(A) Not annualized.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Transamerica 60/40 Allocation VP Blended Benchmark is composed of the following benchmarks: 40% Bloomberg Barclays US Aggregate Bond Index, 15% MSCI EAFE Index, and 45% S&P 500®.

(D) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$955.90	$3.11	$1,022.00	$3.21	0.63%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 99.2%
International Equity Fund - 14.8%
Transamerica International Equity Index VP (A)	128,247	$ 1,222,192

U.S. Equity Fund - 45.0%
Transamerica U.S. Equity Index VP (A)	346,954	3,726,289

U.S. Fixed Income Fund - 39.4%
Transamerica Core Bond (A)	338,389	3,265,454

Total Investment Companies (Cost $8,643,603)		8,213,935

Total Investments (Cost $8,643,603)		8,213,935
Net Other Assets (Liabilities) - 0.8%		67,328

Net Assets - 100.0%		$ 8,281,263

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$8,213,935	$—	$—	$8,213,935

Total Investments	$8,213,935	$—	$—	$8,213,935

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest, dividends, realized and unrealized gains/(losses), if any, are broken out within the Statement of Operations.
(B)	There were no transfers in or out of Level 3 during the period ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $8,643,603)	$8,213,935
Cash	36,263
Receivables and other assets:
Shares of beneficial interest sold	55,450
Dividends and/or distributions	25
Due from investment manager	13,752

Total assets	8,319,425

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	19,830
Shares of beneficial interest redeemed	57
Distribution and service fees	1,650
Transfer agent costs	19
Trustees, CCO and deferred compensation fees	20
Audit and tax fees	14,433
Custody fees	1,997
Printing and shareholder reports fees	152
Other accrued expenses	4

Total liabilities	38,162

Net assets	$8,281,263

Net assets consist of:
Capital stock ($0.01 par value)	$8,856
Additional paid-in capital	8,661,852
Total distributable earnings (accumulated losses)	(389,445)

Net assets	$8,281,263

Shares outstanding	885,588

Net asset value and offering price per share	$9.35

STATEMENT OF OPERATIONS (A)

For the period ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$42,654

Total investment income	42,654

Expenses:
Investment management fees	7,690
Distribution and service fees	6,408
Transfer agent costs	34
Trustees, CCO and deferred compensation fees	98
Audit and tax fees	22,370
Custody fees	4,247
Legal fees	3,272
Printing and shareholder reports fees	7,172
Other	412

Total expenses before waiver and/or reimbursement and recapture	51,703

Expense waived and/or reimbursed	(36,509)
Recapture of previously waived and/or reimbursed fees	955

Net expenses	16,149

Net investment income (loss)	26,505

Net realized gain (loss) on:
Affiliated investments	12,081
Capital gain distributions received from affiliated investment companies	1,122

Net realized gain (loss)	13,203

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(429,668)

Net realized and change in unrealized gain (loss)	(416,465)

Net increase (decrease) in net assets resulting from operations	$(389,960)

(A)	Commenced operations on January 12, 2018.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2018 (A)
From operations:
Net investment income (loss)	$26,505
Net realized gain (loss)	13,203
Net change in unrealized appreciation (depreciation)	(429,668)

Net increase (decrease) in net assets resulting from operations	(389,960)

Capital share transactions:
Proceeds from shares sold	9,002,919
Cost of shares redeemed	(331,696)

Net increase (decrease) in net assets resulting from capital share transactions	8,671,223

Net increase (decrease) in net assets	8,281,263

Net assets:
Beginning of period	—

End of period	$8,281,263

Capital share transactions - shares:
Shares issued	919,896
Shares redeemed	(34,308)

Net increase (decrease) in shares outstanding	885,588

(A)	Commenced operations on January 12, 2018.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	December 31, 2018 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.10
Net realized and unrealized gain (loss)	(0.75)

Total investment operations	(0.65)

Net asset value, end of period	$9.35

Total return	(6.70	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$8,281
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	2.02	%(E)
Including waiver and/or reimbursement and recapture	0.63	%(E)(F)
Net investment income (loss) to average net assets	1.03	%(E)
Portfolio turnover rate	19	%(C)

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2019. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica 60/40 Allocation VP (the “Portfolio”) commenced operations on January 12, 2018. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM is responsible for all aspects of the day-to-day management of the Portfolio.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended December 31, 2018 by the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.63%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, the balances available for recapture by TAM are as follows:

	Amounts Available	Total
	2018 (A) (B)
Service Class	$30,940	$30,940

(A)	Commenced operations on January 12, 2018.
(B)	Certain fees are not available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the period ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 9,156,898	$ 549,474

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible stock issuance cost. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (515)	$ 515

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 8,649,253	$ 27,392	$ (462,710)	$ (435,318)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the period ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 are as follows:

2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 44,751	$ 1,122	$ —	$ —	$ —	$ (435,318)

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica 60/40 Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica 60/40 Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the period from January 12, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, and the results of its operations, the changes in its net assets, and its financial highlights for the period from January 12, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica 60/40 Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the period ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,195	$ 872

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

The year began with solid gross domestic product (“GDP”) growth, buoyed by consumption, business equipment spending and a global pick-up in activity. Earnings growth throughout the year remained strong, while concerns over rate hikes and politics dominated headlines. Risks around trade policy remained a concern for the U.S. Federal Reserve (“Fed”) at year-end, which lowered its 2019 GDP projections in December. Still, the central bank stayed the course on normalizing rates given continued economic strength.

The Portfolio performed relatively well throughout the first three quarters in spite of macroeconomic headwinds, including Fed rate increases, but faltered in the fourth quarter on China trade tensions, challenges in peripheral asset classes (notably leveraged loans and investment grade credit) and a negative shift in sentiment. For the first three quarters, lower-quality bonds outperformed higher-quality credit partially due to BB’s greater sensitivity to rising interest rates. However, as the risk-off tone pervaded the market and oil sold off, CCC’s began to underperform due to higher energy exposure and a weaker appetite for leveraged companies among investors. The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index declined by -2.08% during 2018. Lower-quality bonds underperformed with a -3.84% total return followed by BB’s at -2.41%. B-rated bonds held up the best with a -1.31% annual return.

The Portfolio experienced steady outflows on weak retail demand. These were easily offset by a very quiet primary calendar – total volume for 2018 was $187 billion compared to $328 billion in 2017, a decline of 43%. Capping off the new issue drought, December was the first month in 10 years that high yield did not have a single new issue priced in the market.

Two distinct bouts of volatility hit the high yield market in 2018, a brief period in February and a shift to sustained higher volatility in October and through year end. Given the strong technical backdrop with light new issuance, low dealer inventory and high investor cash balances, high yield broadly weathered the volatility and rising rates for most of the year, but the intensifying negatives in the macro picture in December finally caught up to the market. The end-of-year weakness was exacerbated by exchange-traded fund (“ETF”) outflows during the low-volume holiday season. Given generally strong credit fundamentals and a favorable macro backdrop, U.S. high yield defaults remained subdued. Broadly, high-yield fundamentals continued to remain solid, in our opinion, given strong corporate earnings, though forward-looking concerns relating to input costs arising from global trade tensions remained. On a valuation basis, high yield seemed fairly valued throughout most of the year but became more attractive at year-end with index yields spiking and U.S. Treasuries rallying.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Aegon High Yield Bond VP, Initial Class returned -2.35%. By comparison, its benchmark, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, returned -2.08%.

STRATEGY REVIEW

We maintained a slight down-in-quality bias throughout most of the year, but pursued idiosyncratic opportunities to add higher-quality credit. In addition to preferring certain consumer cyclical names, key sector overweights included housing-related credits, gaming and financials. We continued to remain focused on searching for situations where the market has pushed bond prices down to levels that we viewed as attractive entry points.

Exposure to CCC-rated bonds contributed the most to relative performance, primarily due to the strong security selection. The Portfolio’s positioning – underweight BB’s and overweight B’s – also contributed favorably to performance this year. Meanwhile, the selection within BB’s and B’s lagged the benchmark, and the Portfolio’s small exposure to investment-grade credit also detracted. By sub-sector, the top three contributors included exposure to consumer non-cyclical, banking and consumer cyclical companies. The largest detractors included holdings in basic industry, technology and capital goods.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	6.46
Duration †	3.89

Credit Quality ‡	Percentage of Net Assets
AAA	1.4%
BBB	5.5
BB	40.8
B	40.7
CCC and Below	8.4
Not Rated	9.8
Net Other Assets (Liabilities)	(6.6)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(2.35)%	3.80%	10.09%	06/01/1998
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (A)	(2.08)%	3.84%	11.14%
Service Class	(2.71)%	3.53%	9.81%	05/01/2003

(A) The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$975.30	$3.19	$1,022.00	$3.26	0.64%
Service Class	1,000.00	972.90	4.43	1,020.70	4.53	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES - 94.5%
Aerospace & Defense - 1.1%
Bombardier, Inc.
6.00%, 10/15/2022 (A) (B)	$ 117,000	$ 109,688
6.13%, 01/15/2023 (A)	1,005,000	942,187
7.50%, 03/15/2025 (A)	309,000	291,233
7.75%, 03/15/2020 (A)	55,000	55,825
Triumph Group, Inc.
5.25%, 06/01/2022	935,000	813,450
7.75%, 08/15/2025	491,000	433,307

		2,645,690

Airlines - 1.7%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A)	710,000	706,450
5.50%, 10/01/2019 (A)	404,000	405,010
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	533,663	537,665
5.63%, 07/15/2022 (A)	365,240	367,979
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	228,974	231,287
6.90%, 10/19/2023	504,144	518,059
United Airlines Pass-Through Trust 4.63%, 03/03/2024	213,424	212,293
United Continental Holdings, Inc. 4.25%, 10/01/2022 (B)	407,000	392,755
US Airways Pass-Through Trust
5.38%, 05/15/2023	419,599	432,412
6.75%, 12/03/2022	463,128	483,911

		4,287,821

Auto Components - 0.6%
Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	1,664,000	1,497,600

Automobiles - 0.4%
General Motors Co. 5.00%, 10/01/2028	979,000	927,632

Banks - 3.0%
Barclays PLC
Fixed until 09/15/2019 (C), 6.63% (D)	687,000	669,481
Fixed until 09/15/2023 (C), 7.75% (D)	541,000	520,399
BNP Paribas SA
Fixed until 03/14/2022 (C), 6.75% (A) (D)	680,000	663,000
Fixed until 03/30/2021 (C), 7.63% (A) (D)	475,000	483,906
CIT Group, Inc.
4.75%, 02/16/2024	394,000	379,225
5.00%, 08/15/2022	390,000	384,638
Intesa Sanpaolo SpA 5.71%, 01/15/2026 (A)	925,000	847,927
Lloyds Banking Group PLC
Fixed until 06/27/2024 (C), 7.50% (D)	1,075,000	1,037,160
Fixed until 09/27/2025 (C), 7.50% (D)	685,000	661,162
Royal Bank of Scotland Group PLC Fixed until 08/15/2021 (C), 8.63% (D)	690,000	714,150
Societe Generale SA Fixed until 09/13/2021 (C), 7.38% (A) (D)	920,000	895,850

		7,256,898

Beverages - 0.3%
Cott Holdings, Inc. 5.50%, 04/01/2025 (A)	872,000	821,860

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products - 2.6%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	$ 2,326,000	$ 2,244,590
Builders FirstSource, Inc. 5.63%, 09/01/2024 (A)	1,372,000	1,272,530
Griffon Corp. 5.25%, 03/01/2022	1,719,000	1,555,695
NCI Building Systems, Inc. 8.00%, 04/15/2026 (A)	1,410,000	1,290,150

		6,362,965

Capital Markets - 1.2%
Credit Suisse Group AG
Fixed until 12/18/2024 (C), 6.25% (A) (D)	166,000	156,797
Fixed until 09/12/2025 (C), 7.25% (A) (D)	465,000	438,658
Fixed until 07/17/2023 (C), 7.50% (A) (D)	345,000	336,375
Fixed until 12/11/2023 (C), 7.50% (A) (D)	1,807,000	1,836,815
Goldman Sachs Capital II 3-Month LIBOR + 0.77%, 4.00% (D), 01/31/2019 (C)	169,000	114,920

		2,883,565

Chemicals - 2.0%
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.50%, 05/01/2025 (A)	536,000	501,428
Hexion, Inc.
6.63%, 04/15/2020	1,280,000	1,020,800
7.88%, 02/15/2023	682,000	375,100
10.00%, 04/15/2020	458,000	377,850
Hexion, Inc. / Hexion Nova Scotia Finance ULC 9.00%, 11/15/2020	323,000	142,120
NOVA Chemicals Corp.
4.88%, 06/01/2024 (A)	590,000	532,475
5.25%, 06/01/2027 (A)	1,449,000	1,282,365
Olin Corp. 5.13%, 09/15/2027 (B)	825,000	759,000

		4,991,138

Commercial Services & Supplies - 1.2%
Ashtead Capital, Inc. 5.25%, 08/01/2026 (A)	725,000	699,625
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023 (B)	972,000	937,980
6.38%, 04/01/2024 (A) (B)	312,000	297,960
Garda World Security Corp. 8.75%, 05/15/2025 (A)	1,080,000	982,800

		2,918,365

Communications Equipment - 0.9%
CommScope Technologies LLC
5.00%, 03/15/2027 (A)	13,000	10,530
6.00%, 06/15/2025 (A)	1,661,000	1,511,510
Nokia OYJ 3.38%, 06/12/2022	677,000	639,765

		2,161,805

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 2.0%
Abengoa Abenewco 2 SAU PIK Rate 1.25%, Cash Rate 0.25%, 03/31/2023 (A) (E)	$ 298,344	$ 4,475
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.75%, 08/01/2025 (A)	625,000	543,750
6.88%, 02/15/2021 (A)	1,473,000	1,414,080
Weekley Homes LLC / Weekley Finance Corp. 6.00%, 02/01/2023	814,000	761,090
William Lyon Homes, Inc.
5.88%, 01/31/2025	1,005,000	854,250
6.00%, 09/01/2023	365,000	328,500
7.00%, 08/15/2022	940,000	930,600

		4,836,745

Consumer Finance - 2.7%
Ally Financial, Inc.
5.75%, 11/20/2025 (B)	257,000	255,715
7.50%, 09/15/2020	641,000	665,037
8.00%, 03/15/2020	294,000	304,290
Altice Financing SA 7.50%, 05/15/2026 (A)	1,556,000	1,419,850
Navient Corp.
4.88%, 06/17/2019, MTN	183,000	182,314
5.00%, 10/26/2020	489,000	468,217
5.88%, 10/25/2024 (B)	1,069,000	892,615
6.50%, 06/15/2022	325,000	303,063
6.63%, 07/26/2021	279,000	269,235
6.75%, 06/15/2026	407,000	337,810
Springleaf Finance Corp.
5.25%, 12/15/2019	645,000	646,535
6.00%, 06/01/2020	375,000	375,938
7.13%, 03/15/2026	492,000	439,110

		6,559,729

Containers & Packaging - 2.8%
ARD Finance SA PIK Rate 7.88%, Cash Rate 7.13%, 09/15/2023 (E)	660,000	592,350
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
6.00%, 02/15/2025 (A)	810,000	747,727
7.25%, 05/15/2024 (A)	950,000	947,625
BWAY Holding Co.
5.50%, 04/15/2024 (A)	888,000	834,720
7.25%, 04/15/2025 (A) (B)	217,000	194,758
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026 (A)	519,000	489,157
Flex Acquisition Co., Inc.
6.88%, 01/15/2025 (A)	522,000	464,580
7.88%, 07/15/2026 (A)	313,000	281,700
OI European Group BV 4.00%, 03/15/2023 (A)	381,000	356,235
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A)	693,000	694,732
6.38%, 08/15/2025 (A)	178,000	176,220

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	$ 341,000	$ 324,802
5.75%, 10/15/2020	439,975	438,875
6.88%, 02/15/2021	177,774	177,774
7.00%, 07/15/2024 (A)	177,000	168,593

		6,889,848

Diversified Financial Services - 3.0%
Avation Capital SA 6.50%, 05/15/2021 (A)	562,000	559,190
DAE Funding LLC
4.50%, 08/01/2022 (A)	227,000	217,920
5.00%, 08/01/2024 (A)	367,000	355,073
5.25%, 11/15/2021 (A)	312,000	306,930
5.75%, 11/15/2023 (A)	311,000	307,890
Dana Financing Luxembourg Sarl 5.75%, 04/15/2025 (A)	1,963,000	1,830,497
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 4.55% (D), 12/21/2065 (A)	1,578,000	1,226,895
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 4.80% (D), 12/21/2065 (A)	137,000	106,860
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.25%, 08/15/2024 (A)	490,000	453,250
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 03/15/2022 (A)	1,052,000	1,023,070
Travelport Corporate Finance PLC 6.00%, 03/15/2026 (A)	1,017,000	1,027,170

		7,414,745

Diversified Telecommunication Services - 5.7%
CenturyLink, Inc.
6.45%, 06/15/2021	783,000	781,042
6.75%, 12/01/2023 (B)	418,000	402,847
7.50%, 04/01/2024 (B)	242,000	233,530
7.60%, 09/15/2039	1,491,000	1,177,890
7.65%, 03/15/2042	1,294,000	1,019,025
Frontier Communications Corp.
7.63%, 04/15/2024	1,429,000	735,935
8.50%, 04/01/2026 (A)	259,000	226,625
8.75%, 04/15/2022 (B)	389,000	246,043
9.00%, 08/15/2031 (B)	1,091,000	583,685
10.50%, 09/15/2022 (B)	405,000	281,475
11.00%, 09/15/2025	110,000	68,470
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	118,000	108,118
6.50%, 06/15/2019	33,000	33,289
6.63%, 08/01/2026	620,000	568,075
7.63%, 06/15/2021	1,673,000	1,735,737
Intelsat Jackson Holdings SA
8.00%, 02/15/2024 (A)	185,000	190,550
8.50%, 10/15/2024 (A)	995,000	965,150
9.50%, 09/30/2022 (A)	355,000	404,700

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Level 3 Parent LLC 5.75%, 12/01/2022	$ 954,000	$ 937,305
Sprint Capital Corp. 6.90%, 05/01/2019	590,000	592,950
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	664,000	620,920
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	667,000	627,000
6.00%, 10/15/2024 (A)	200,000	192,100
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (A)	400,000	366,500
5.50%, 08/15/2026 (A) (F)	245,000	226,588
Windstream Services LLC / Windstream Finance Corp.
6.38%, 08/01/2023 (A) (B)	687,000	273,083
7.75%, 10/01/2021	473,000	284,982

		13,883,614

Electric Utilities - 0.8%
Elwood Energy LLC 8.16%, 07/05/2026	908,840	990,636
Red Oak Power LLC 9.20%, 11/30/2029	841,000	1,051,250

		2,041,886

Energy Equipment & Services - 3.0%
CSI Compressco, LP / CSI Compressco Finance, Inc.
7.25%, 08/15/2022	1,003,000	882,640
7.50%, 04/01/2025 (A)	240,000	223,200
Exterran Energy Solutions, LP / EES Finance Corp. 8.13%, 05/01/2025	554,000	531,840
Genesis Energy, LP / Genesis Energy Finance Corp.
6.50%, 10/01/2025	598,000	526,240
6.75%, 08/01/2022	894,000	871,650
KCA Deutag UK Finance PLC 9.63%, 04/01/2023 (A)	1,030,000	829,150
Noble Holding International, Ltd.
6.05%, 03/01/2041 (B)	527,000	324,105
8.95%, 04/01/2045 (B)	359,000	272,840
NuStar Logistics, LP
4.80%, 09/01/2020	1,323,000	1,296,540
5.63%, 04/28/2027	496,000	462,520
6.75%, 02/01/2021	461,000	464,458
Weatherford International LLC 9.88%, 03/01/2025 (A)	70,000	42,525
Weatherford International, Ltd. 9.88%, 02/15/2024 (B)	868,000	529,480

		7,257,188

Entertainment - 0.3%
Netflix, Inc. 5.88%, 11/15/2028 (A)	687,000	667,558

Equity Real Estate Investment Trusts - 2.3%
CBL & Associates, LP
5.25%, 12/01/2023 (B)	1,214,000	962,095
5.95%, 12/15/2026 (B)	386,000	295,290

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026 (A)	$ 324,000	$ 294,840
Iron Mountain, Inc.
4.38%, 06/01/2021 (A)	309,000	305,138
5.25%, 03/15/2028 (A)	1,565,000	1,381,112
iStar, Inc.
5.25%, 09/15/2022	404,000	377,700
6.00%, 04/01/2022	707,000	684,022
SBA Communications Corp.
4.00%, 10/01/2022	415,000	395,288
4.88%, 07/15/2022	1,065,000	1,046,362

		5,741,847

Food & Staples Retailing - 0.9%
Albertsons Cos. LLC / Safeway, Inc.
5.75%, 03/15/2025	914,000	799,750
6.63%, 06/15/2024	786,000	729,015
Rite Aid Corp. 6.13%, 04/01/2023 (A)	891,000	703,890

		2,232,655

Food Products - 2.1%
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A)	336,000	320,880
7.25%, 06/01/2021 (A)	748,000	751,740
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (A)	1,501,000	1,362,158
Post Holdings, Inc.
5.00%, 08/15/2026 (A)	692,000	629,720
5.63%, 01/15/2028 (A)	413,000	379,960
8.00%, 07/15/2025 (A)	918,000	959,310
Simmons Foods, Inc.
5.75%, 11/01/2024 (A)	59,000	41,890
7.75%, 01/15/2024 (A)	758,000	761,790

		5,207,448

Gas Utilities - 0.1%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023 (B)	460,000	370,300

Health Care Equipment & Supplies - 0.5%
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
5.50%, 04/15/2025 (A) (B)	382,000	263,580
5.75%, 08/01/2022 (A) (B)	1,058,000	909,880

		1,173,460

Health Care Providers & Services - 4.8%
CHS / Community Health Systems, Inc.
5.13%, 08/01/2021 (B)	427,000	396,042
6.25%, 03/31/2023	435,000	395,328
6.88%, 02/01/2022	1,663,000	756,665
8.13%, 06/30/2024 (A) (B)	186,000	135,780
DaVita HealthCare Partners, Inc. 5.13%, 07/15/2024	562,000	526,875
DaVita, Inc. 5.75%, 08/15/2022	415,000	412,925
Encompass Health Corp. 5.75%, 11/01/2024 - 09/15/2025	1,641,000	1,612,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
HCA, Inc.
5.25%, 04/15/2025 - 06/15/2026	$ 1,336,000	$ 1,328,708
5.88%, 03/15/2022 - 02/15/2026	1,703,000	1,713,775
7.50%, 02/15/2022 - 11/06/2033	1,461,000	1,551,025
Tenet Healthcare Corp.
4.38%, 10/01/2021	515,000	498,262
5.13%, 05/01/2025	284,000	264,830
6.00%, 10/01/2020	341,000	345,263
6.75%, 06/15/2023 (B)	369,000	346,399
8.13%, 04/01/2022	1,512,000	1,515,780

		11,800,577

Hotels, Restaurants & Leisure - 7.3%
Boyd Gaming Corp.
6.00%, 08/15/2026	337,000	315,095
6.38%, 04/01/2026	405,000	391,838
6.88%, 05/15/2023	1,208,000	1,220,080
Boyne USA, Inc. 7.25%, 05/01/2025 (A)	788,000	813,610
GLP Capital, LP / GLP Financing II, Inc. 5.25%, 06/01/2025	689,000	684,122
Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026 (A)	847,000	813,120
International Game Technology PLC
6.25%, 02/15/2022 - 01/15/2027 (A)	1,114,000	1,107,690
6.50%, 02/15/2025 (A)	578,000	569,330
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026 (A)	786,000	758,490
MGM Resorts International
5.75%, 06/15/2025	692,000	667,780
6.00%, 03/15/2023	987,000	991,935
6.63%, 12/15/2021	794,000	813,850
NCL Corp., Ltd. 4.75%, 12/15/2021 (A)	827,000	820,797
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (A)	891,000	864,270
Scientific Games International, Inc.
5.00%, 10/15/2025 (A)	703,000	627,427
10.00%, 12/01/2022	2,303,000	2,337,545
Viking Cruises, Ltd.
5.88%, 09/15/2027 (A)	2,116,000	1,973,170
6.25%, 05/15/2025 (A)	723,000	712,155
Wyndham Destinations, Inc.
5.40%, 04/01/2024	1,162,000	1,106,805
5.75%, 04/01/2027	446,000	409,205

		17,998,314

Household Durables - 2.6%
Beazer Homes USA, Inc.
5.88%, 10/15/2027	664,000	524,560
6.75%, 03/15/2025	783,000	673,380
Century Communities, Inc.
5.88%, 07/15/2025	1,292,000	1,136,960
6.88%, 05/15/2022	193,000	186,728
KB Home
7.00%, 12/15/2021	1,211,000	1,232,192
7.63%, 05/15/2023	812,000	822,150

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
Lennar Corp.
4.75%, 11/29/2027	$ 512,000	$ 462,080
5.00%, 06/15/2027	398,000	363,175
Meritage Homes Corp.
5.13%, 06/06/2027	408,000	346,800
7.15%, 04/15/2020	627,000	639,540

		6,387,565

Independent Power & Renewable Electricity Producers - 1.5%
Calpine Corp.
5.25%, 06/01/2026 (A)	609,000	555,713
5.50%, 02/01/2024	577,000	527,955
5.75%, 01/15/2025 (B)	586,000	536,190
5.88%, 01/15/2024 (A)	825,000	808,500
6.00%, 01/15/2022 (A)	683,000	677,877
Vistra Energy Corp. 7.63%, 11/01/2024	614,000	647,770

		3,754,005

Insurance - 1.4%
Genworth Holdings, Inc. 4.90%, 08/15/2023	698,000	577,595
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 4.74% (D), 02/12/2067 (A)	1,692,000	1,353,600
Lincoln National Corp. 3-Month LIBOR + 2.36%, 5.00% (D), 05/17/2066 (B)	1,714,000	1,403,338

		3,334,533

IT Services - 0.5%
First Data Corp.
5.00%, 01/15/2024 (A)	394,000	379,225
5.75%, 01/15/2024 (A)	803,000	782,925

		1,162,150

Leisure Products - 0.3%
Mattel, Inc.
2.35%, 08/15/2021	286,000	253,110
3.15%, 03/15/2023	228,000	186,960
5.45%, 11/01/2041	200,000	142,000
6.75%, 12/31/2025 (A)	192,000	171,300

		753,370

Machinery - 1.1%
Meritor, Inc. 6.25%, 02/15/2024 (B)	1,713,000	1,635,915
Novelis Corp.
5.88%, 09/30/2026 (A)	523,000	462,855
6.25%, 08/15/2024 (A)	770,000	723,800

		2,822,570

Media - 8.2%
Altice France SA 7.38%, 05/01/2026 (A)	1,766,000	1,620,305
Altice Luxembourg SA 7.63%, 02/15/2025 (A)	225,000	168,188
Cablevision Systems Corp. 8.00%, 04/15/2020	383,000	387,788

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, 02/01/2028 (A)	$ 394,000	$ 362,480
5.13%, 02/15/2023	780,000	760,500
5.25%, 03/15/2021	425,000	425,266
5.50%, 05/01/2026 (A)	1,522,000	1,463,022
5.75%, 01/15/2024	61,000	60,390
5.75%, 02/15/2026 (A)	291,000	285,180
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	1,619,000	1,607,780
7.63%, 03/15/2020	1,492,000	1,455,075
CSC Holdings LLC
5.38%, 07/15/2023 (A)	340,000	331,568
6.63%, 10/15/2025 (A)	852,000	862,650
7.50%, 04/01/2028 (A)	297,000	296,258
7.75%, 07/15/2025 (A)	800,000	812,000
10.13%, 01/15/2023 (A)	346,000	372,383
10.88%, 10/15/2025 (A)	483,000	542,771
DISH DBS Corp.
5.00%, 03/15/2023 (B)	1,422,000	1,183,815
5.88%, 07/15/2022	219,000	201,480
6.75%, 06/01/2021	605,000	598,768
7.75%, 07/01/2026	2,137,000	1,768,367
Unitymedia GmbH 6.13%, 01/15/2025 (A)	525,000	527,572
Univision Communications, Inc.
5.13%, 05/15/2023 - 02/15/2025 (A)	1,652,000	1,479,790
6.75%, 09/15/2022 (A)	862,000	857,690
Ziggo Bond Co. BV 6.00%, 01/15/2027 (A)	500,000	437,500
Ziggo BV 5.50%, 01/15/2027 (A) (F)	1,450,000	1,297,750

		20,166,336

Metals & Mining - 3.4%
Cleveland-Cliffs, Inc.
4.88%, 01/15/2024 (A)	634,000	589,620
5.75%, 03/01/2025 (B)	384,000	345,600
Constellium NV
5.75%, 05/15/2024 (A)	695,000	639,400
6.63%, 03/01/2025 (A)	1,024,000	949,760
First Quantum Minerals, Ltd.
7.00%, 02/15/2021 (A) (B)	383,000	367,680
7.25%, 04/01/2023 (A)	1,555,000	1,368,400
Freeport-McMoRan, Inc.
4.55%, 11/14/2024	239,000	220,478
5.45%, 03/15/2043	910,000	692,737
6.88%, 02/15/2023	877,000	904,406
New Gold, Inc.
6.25%, 11/15/2022 (A)	682,000	572,880
6.38%, 05/15/2025 (A)	571,000	433,960
Teck Resources, Ltd.
6.00%, 08/15/2040	1,183,000	1,100,190
6.25%, 07/15/2041	134,000	126,965
8.50%, 06/01/2024 (A)	146,000	156,403

		8,468,479

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 10.3%
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. 7.88%, 12/15/2024 (B)	$ 618,000	$ 383,160
Callon Petroleum Co.
6.13%, 10/01/2024	1,093,000	1,016,490
6.38%, 07/01/2026	235,000	218,550
Carrizo Oil & Gas, Inc.
6.25%, 04/15/2023 (B)	345,000	319,125
8.25%, 07/15/2025	839,000	822,220
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	520,000	517,400
Cheniere Energy Partners, LP 5.63%, 10/01/2026 (A)	656,000	613,360
Chesapeake Energy Corp.
7.00%, 10/01/2024 (B)	490,000	423,850
7.50%, 10/01/2026	331,000	283,005
8.00%, 06/15/2027 (B)	1,061,000	891,240
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	769,000	744,007
Continental Resources, Inc. 5.00%, 09/15/2022	477,000	473,616
CrownRock, LP / CrownRock Finance, Inc. 5.63%, 10/15/2025 (A)	570,000	513,000
DCP Midstream, LP Fixed until 12/15/2022 (C), 7.38% (D)	718,000	639,020
Denbury Resources, Inc.
7.50%, 02/15/2024 (A) (B)	328,000	264,040
9.00%, 05/15/2021 (A)	768,000	714,240
Diamondback Energy, Inc. 5.38%, 05/31/2025	275,000	268,125
EP Energy LLC / Everest Acquisition Finance, Inc.
7.75%, 05/15/2026 (A)	485,000	429,225
8.00%, 11/29/2024 (A) (B)	215,000	160,175
9.38%, 05/01/2024 (A)	331,000	147,295
Gulfport Energy Corp.
6.00%, 10/15/2024	217,000	192,045
6.38%, 05/15/2025 - 01/15/2026	1,045,000	916,725
HighPoint Operating Corp. 8.75%, 06/15/2025 (B)	431,000	409,450
Kinder Morgan, Inc.
7.75%, 01/15/2032, MTN	245,000	293,267
8.05%, 10/15/2030, MTN	134,000	156,964
Matador Resources Co. 5.88%, 09/15/2026	287,000	264,040
Oasis Petroleum, Inc.
6.25%, 05/01/2026 (A) (B)	432,000	362,880
6.88%, 03/15/2022 (B)	1,104,000	1,040,520
Parsley Energy LLC / Parsley Finance Corp.
5.25%, 08/15/2025 (A)	240,000	217,200
5.38%, 01/15/2025 (A)	505,000	464,600
5.63%, 10/15/2027 (A)	227,000	206,286
PDC Energy, Inc. 6.13%, 09/15/2024	993,000	918,525
Shelf Drilling Holdings, Ltd. 8.25%, 02/15/2025 (A)	793,000	678,015

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.
6.13%, 11/15/2022 (B)	$ 701,000	$ 662,445
6.63%, 01/15/2027	467,000	413,295
6.75%, 09/15/2026 (B)	118,000	105,610
Southwestern Energy Co. 7.50%, 04/01/2026	709,000	670,005
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/2025	343,000	315,560
Summit Midstream Partners, LP Fixed until 12/15/2022 (C), 9.50% (D)	672,000	631,680
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2028	450,000	407,250
5.13%, 02/01/2025	991,000	929,062
5.88%, 04/15/2026 (A)	253,000	246,043
6.75%, 03/15/2024	1,043,000	1,058,645
Ultra Resources, Inc.
6.88%, 04/15/2022 (A)	118,000	41,300
7.13%, 04/15/2025 (A)	587,000	176,100
Whiting Petroleum Corp.
5.75%, 03/15/2021	845,000	802,750
6.63%, 01/15/2026	415,000	355,863
WildHorse Resource Development Corp. 6.88%, 02/01/2025	1,028,000	971,460
WPX Energy, Inc.
5.25%, 09/15/2024	476,000	430,780
6.00%, 01/15/2022 (B)	334,000	324,815
8.25%, 08/01/2023	726,000	758,670

		25,262,993

Paper & Forest Products - 0.6%
Boise Cascade Co. 5.63%, 09/01/2024 (A)	375,000	351,562
Norbord, Inc. 6.25%, 04/15/2023 (A)	1,018,000	1,019,639

		1,371,201

Pharmaceuticals - 2.1%
Bausch Health Cos., Inc.
5.50%, 11/01/2025 (A)	172,000	160,390
5.88%, 05/15/2023 (A)	2,439,000	2,256,075
6.13%, 04/15/2025 (A)	67,000	58,458
6.50%, 03/15/2022 (A)	125,000	125,625
Endo Dac / Endo Finance LLC 6.00%, 07/15/2023 (A)	1,243,000	947,787
Endo Finance LLC / Endo Finco, Inc. 5.38%, 01/15/2023 (A)	462,000	351,120
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/2021	164,000	150,751
6.75%, 03/01/2028	749,000	725,737
Valeant Pharmaceuticals International 9.25%, 04/01/2026 (A)	415,000	415,000

		5,190,943

Real Estate Management & Development - 0.2%
Realogy Group LLC / Realogy Co-Issuer Corp. 4.88%, 06/01/2023 (A) (B)	479,000	416,730

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.8%
Avolon Holdings Funding, Ltd. 5.13%, 10/01/2023 (A)	$ 647,000	$ 617,885
Hertz Corp.
5.50%, 10/15/2024 (A)	957,000	698,610
6.25%, 10/15/2022 (B)	668,000	566,130

		1,882,625

Semiconductors & Semiconductor Equipment - 0.2%
NXP BV / NXP Funding LLC 3.88%, 09/01/2022 (A)	646,000	620,160

Software - 1.2%
Infor US, Inc.
5.75%, 08/15/2020 (A)	672,000	674,016
6.50%, 05/15/2022	1,648,000	1,593,863
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	612,000	612,000

		2,879,879

Specialty Retail - 1.0%
L Brands, Inc.
5.25%, 02/01/2028	157,000	134,235
6.75%, 07/01/2036 (B)	1,119,000	911,985
6.88%, 11/01/2035	773,000	645,610
PetSmart, Inc. 5.88%, 06/01/2025 (A)	1,180,000	852,550

		2,544,380

Technology Hardware, Storage & Peripherals - 2.1%
Dell International LLC / EMC Corp.
5.88%, 06/15/2021 (A)	858,000	857,075
7.13%, 06/15/2024 (A)	693,000	705,128
8.35%, 07/15/2046 (A)	560,000	606,363
Diebold Nixdorf, Inc. 8.50%, 04/15/2024	1,088,000	652,800
Seagate HDD Cayman
4.75%, 01/01/2025	385,000	341,453
4.88%, 03/01/2024 - 06/01/2027	658,000	590,708
5.75%, 12/01/2034	700,000	544,672
Western Digital Corp. 4.75%, 02/15/2026	865,000	750,387

		5,048,586

Trading Companies & Distributors - 1.1%
United Rentals North America, Inc.
4.63%, 10/15/2025	483,000	431,077
5.50%, 07/15/2025 - 05/15/2027	1,727,000	1,625,373
6.50%, 12/15/2026	609,000	599,865

		2,656,315

Wireless Telecommunication Services - 2.6%
Sprint Communications, Inc. 11.50%, 11/15/2021	955,000	1,081,537
Sprint Corp.
7.13%, 06/15/2024	1,338,000	1,325,075
7.63%, 03/01/2026	734,000	724,825
7.88%, 09/15/2023	1,298,000	1,332,072
T-Mobile USA, Inc.
4.00%, 04/15/2022 (B)	360,000	351,000
4.50%, 02/01/2026	412,000	378,010
6.50%, 01/15/2024	273,000	279,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Wind Tre SpA 5.00%, 01/20/2026 (A)	$ 1,205,000	$ 990,751

		6,462,413

Total Corporate Debt Securities (Cost $249,667,457)		232,016,486

LOAN ASSIGNMENTS - 0.7%
IT Services - 0.2%
First Data Corp. Term Loan, 1-Month LIBOR + 2.00%, 4.50% (D), 07/08/2022	502,528	480,752

Machinery - 0.2%
Cortes NP Acquisition Corp. Term Loan B, 3-Month LIBOR + 4.00%, 6.71% (D), 11/30/2023	507,705	459,473

Software - 0.3%
Avaya, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 6.70% (D), 12/15/2024	792,000	764,775

Total Loan Assignments (Cost $1,807,082)		1,705,000

	Shares	Value
COMMON STOCK - 0.3%
Electric Utilities - 0.3%
Homer City Generation LLC (G) (H) (I) (J)	39,132	641,373

Total Common Stock (Cost $2,125,325)		641,373

PREFERRED STOCKS - 1.5%
Banks - 1.1%
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 8.40% (D)	104,375	2,645,906

Building Products - 0.4%
Associated Materials Group, Inc., PIK Rate 0.00%, Cash Rate 0.00% (E) (G) (H) (I)	1,488,904	997,566

Total Preferred Stocks (Cost $3,939,325)		3,643,472

WARRANT - 0.0% (K)
Building Products - 0.0% (K)
Associated Materials Group, Inc., (G) (H) (I) (J) Exercise Price $0, Expiration Date 11/17/2023	15,911	7,637

Total Warrant (Cost $0)		7,637

	Shares	Value
OTHER INVESTMENT COMPANY - 8.2%
Securities Lending Collateral - 8.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (L)	20,091,713	$ 20,091,713

Total Other Investment Company (Cost $20,091,713)		20,091,713

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp., 1.45% (L), dated 12/31/2018, to be repurchased at $3,418,614 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.88%, due 07/31/2025, and with a value of $3,488,747.	$ 3,418,338	3,418,338

Total Repurchase Agreement (Cost $3,418,338)		3,418,338

Total Investments (Cost $281,049,240)		261,524,019
Net Other Assets (Liabilities) - (6.6)%		(16,153,550)

Net Assets - 100.0%		$ 245,370,469

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$232,016,486	$—	$232,016,486
Loan Assignments	—	1,705,000	—	1,705,000
Common Stock	—	—	641,373	641,373
Preferred Stocks	2,645,906	—	997,566	3,643,472
Warrant	—	—	7,637	7,637
Other Investment Company	20,091,713	—	—	20,091,713
Repurchase Agreement	—	3,418,338	—	3,418,338

Total Investments	$22,737,619	$237,139,824	$1,646,576	$261,524,019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $103,144,008, representing 42.0% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $19,673,956. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Restricted securities. At December 31, 2018, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Virgin Media Secured Finance PLC 5.50%, 08/15/2026	04/12/2016	$245,000	$226,588	0.1%

Corporate Debt Securities	Ziggo BV 5.50%, 01/15/2027	09/16/2016	1,450,000	1,297,750	0.5

Total			$1,695,000	$1,524,338	0.6%

(G)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the total value of securities is $1,646,576, representing 0.7% of the Portfolio’s net assets.
(H)	Securities are Level 3 of the fair value hierarchy.
(I)	Illiquid security. At December 31, 2018, the value of such securities amounted to $1,646,576 or 0.7% of the Portfolio’s net assets.
(J)	Non-income producing securities.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	Rates disclosed reflect the yields at December 31, 2018.
(M)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $277,630,902) (including securities loaned of $19,673,956)	$258,105,681
Repurchase agreement, at value (cost $3,418,338)	3,418,338
Cash	14,878
Receivables and other assets:
Net income from securities lending	13,054
Shares of beneficial interest sold	18,430
Interest	4,324,651

Total assets	265,895,032

Liabilities:
Cash collateral received upon return of:
Securities on loan	20,091,713
Payables and other liabilities:
Shares of beneficial interest redeemed	186,804
Investment management fees	124,205
Distribution and service fees	32,482
Transfer agent costs	1,038
Trustees, CCO and deferred compensation fees	727
Audit and tax fees	24,425
Custody fees	20,240
Legal fees	3,073
Printing and shareholder reports fees	34,398
Other accrued expenses	5,458

Total liabilities	20,524,563

Net assets	$245,370,469

Net assets consist of:
Capital stock ($0.01 par value)	$334,423
Additional paid-in capital	257,898,587
Total distributable earnings (accumulated losses)	(12,862,541)

Net assets	$245,370,469

Net assets by class:
Initial Class	$97,617,716
Service Class	147,752,753

Shares outstanding:
Initial Class	13,427,602
Service Class	20,014,675

Net asset value and offering price per share:
Initial Class	$7.27
Service Class	7.38

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$402,373
Interest income	17,424,664
Net income from securities lending	238,572

Total investment income	18,065,609

Expenses:
Investment management fees	1,586,707
Distribution and service fees:
Service Class	410,400
Transfer agent costs	4,088
Trustees, CCO and deferred compensation fees	8,935
Audit and tax fees	31,734
Custody fees	49,094
Legal fees	23,982
Printing and shareholder reports fees	38,281
Other	11,697

Total expenses	2,164,918

Net investment income (loss)	15,900,691

Net realized gain (loss) on:
Investments	564,426

Net change in unrealized appreciation (depreciation) on:
Investments	(22,959,684)

Net realized and change in unrealized gain (loss)	(22,395,258)

Net increase (decrease) in net assets resulting from operations	$(6,494,567)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$15,900,691	$16,759,466
Net realized gain (loss)	564,426	1,127,324
Net change in unrealized appreciation (depreciation)	(22,959,684)	2,754,205

Net increase (decrease) in net assets resulting from operations	(6,494,567)	20,640,995

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(6,783,212)	—
Service Class	(9,758,922)	—
Net investment income:
Initial Class	—	(7,033,627)
Service Class	—	(9,551,751)

Total dividends and/or distributions from net investment income	(16,542,134)	(16,585,378)

Capital share transactions:
Proceeds from shares sold:
Initial Class	9,849,024	12,029,641
Service Class	14,989,373	25,688,633

	24,838,397	37,718,274

Dividends and/or distributions reinvested:
Initial Class	6,783,212	7,033,627
Service Class	9,758,922	9,551,751

	16,542,134	16,585,378

Cost of shares redeemed:
Initial Class	(28,265,035)	(23,699,552)
Service Class	(33,124,652)	(35,604,219)

	(61,389,687)	(59,303,771)

Net increase (decrease) in net assets resulting from capital share transactions	(20,009,156)	(5,000,119)

Net increase (decrease) in net assets	(43,045,857)	(944,502)

Net assets:
Beginning of year	288,416,326	289,360,828

End of year	$245,370,469	$288,416,326

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$16,491,886

Capital share transactions - shares:
Shares issued:
Initial Class	1,275,589	1,480,535
Service Class	1,888,641	3,153,495

	3,164,230	4,634,030

Shares reinvested:
Initial Class	896,065	898,292
Service Class	1,267,393	1,201,477

	2,163,458	2,099,769

Shares redeemed:
Initial Class	(3,650,905)	(2,951,818)
Service Class	(4,241,022)	(4,341,114)

	(7,891,927)	(7,292,932)

Net increase (decrease) in shares outstanding:
Initial Class	(1,479,251)	(572,991)
Service Class	(1,084,988)	13,858

	(2,564,239)	(559,133)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$7.94	$7.85	$7.22		$8.05	$8.20

Investment operations:
Net investment income (loss) (A)	0.46	0.47	0.46	(B)	0.46	0.46
Net realized and unrealized gain (loss)	(0.63)	0.11	0.63		(0.78)	(0.13)

Total investment operations	(0.17)	0.58	1.09		(0.32)	0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.49)	(0.46)		(0.51)	(0.48)

Net asset value, end of year	$7.27	$7.94	$7.85		$7.22	$8.05

Total return	(2.35)%	7.44%	15.34%		(4.22)%	3.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$97,618	$118,416	$121,553		$109,369	$137,025
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%	0.64%	0.66%		0.64%	0.67%
Including waiver and/or reimbursement and recapture	0.64%	0.64%	0.64	%(B)	0.64%	0.67%
Net investment income (loss) to average net assets	5.96%	5.84%	6.08	%(B)	5.80%	5.55%
Portfolio turnover rate	32%	39%	46%		56%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$8.06	$7.96	$7.32		$8.14	$8.30

Investment operations:
Net investment income (loss) (A)	0.45	0.46	0.45	(B)	0.45	0.45
Net realized and unrealized gain (loss)	(0.65)	0.11	0.64		(0.78)	(0.14)

Total investment operations	(0.20)	0.57	1.09		(0.33)	0.31

Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.47)	(0.45)		(0.49)	(0.47)

Net asset value, end of year	$7.38	$8.06	$7.96		$7.32	$8.14

Total return	(2.71)%	7.21%	15.00%		(4.30)%	3.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$147,752	$170,000	$167,808		$147,295	$143,882
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%	0.91%		0.89%	0.92%
Including waiver and/or reimbursement and recapture	0.89%	0.89%	0.89	%(B)	0.89%	0.92%
Net investment income (loss) to average net assets	5.71%	5.59%	5.82	%(B)	5.56%	5.29%
Portfolio turnover rate	32%	39%	46%		56%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

The Portfolio held no unsecured loan participations at December 31, 2018. Open secured loan participations and assignments at December 31, 2018, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$20,091,713	$—	$—	$—	$20,091,713
Total Borrowings	$20,091,713	$—	$—	$—	$20,091,713

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1.25 billion	0.580%
Over $1.25 billion to $2 billion	0.555
Over $2 billion	0.530

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Current Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.80%	May 1, 2019
Service Class	1.05	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 84,737,167	$ —	$ 102,391,970	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and convertible preferred stocks interest purchased. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss and convertible preferred stocks interest adjustment. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 281,147,582	$ 1,676,873	$ (21,300,436)	$ (19,623,563)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 622,665	$ 8,474,545

During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $402,654.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,542,134	$ —	$ —	$ 16,585,378	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 15,858,232	$ —	$ (9,097,210)	$ —	$ —	$ (19,623,563)

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon High Yield Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon High Yield Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

The year opened with broad tax relief for individuals, small businesses, and corporations. Amid a positive string of earnings reports and signs of an economic rebound in the second quarter, markets remained volatile due to concerns over a more aggressive U.S. Federal Reserve (“Fed”). The front end of the yield curve continued to reprice in the first half of the year as the Fed remained confident in its outlook for steady economic growth and signalled further rate hikes amid increasing U.S. Treasury securities supply. The spread between the two- and ten-year U.S. Treasuries ended the second quarter at its then narrowest in more than a decade.

As the year closed, economic activity was still broadly constructive. The Chicago Fed National Activity index rebounded and consumption, though moderating, remained supportive of economic growth in October and November. Consumer confidence retreated due to anxiety over trade wars. The front end of the yield curve reversed course as growth and trade concerns helped compress the two-year Treasury yield, even as the Fed hiked the interest rate once more in December. The two-year Treasury yield settled roughly 33 basis points lower in the fourth quarter, and the spread between the two- and ten-year Treasuries narrowed further at the end of December 31, 2018.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Aegon U.S. Government Securities VP, Initial Class returned 0.26%. By comparison, its benchmark, the Bloomberg Barclays Government Index, returned 0.88%.

STRATEGY REVIEW

Throughout the period, the Portfolio maintained a duration profile that was generally very close to that of its benchmark, the Bloomberg Barclays Government Index. Given that longer-term rates were choppy, but little changed overall, the Portfolio avoided substantial tracking error from intra-period interest rate volatility, while benefiting from carry and yield curve positioning. Collectively, coupon carry and shift added to the Portfolio’s 2018 relative to benchmark performance. The flattening of the yield curve also benefitted relative to benchmark performance.

The Portfolio invested in non-index positions in corporate bonds, agency mortgage-backed securities, commercial mortgage-backed securities (agency and private label) and asset-backed securities, while maintaining a substantial underweight to U.S. Treasuries. Carry from these non-index exposures modestly contributed to active return versus the benchmark, but this positive was more than offset by the impact of credit spread widening in commercial mortgage-backed securities, investment grade corporate bonds, and agency residential mortgage-backed securities. A large portion of the negative contribution of the spread widening in commercial mortgage-backed securities was recouped through carry.

The strategy is maintaining an overall duration neutral to or slightly short versus the benchmark, with a slight preference for front-end key rate duration exposure. The strategy is also maintaining exposure to non-index securities for additional carry relative to benchmark securities. This exposure, however, remains well below the strategy’s historical average and is of higher quality than the strategy has historically held. Additionally, this non-index exposure tends to be in shorter duration instruments, further limiting spread duration risk.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Bradley D. Doyle, CFA

Charles Foster, CFA

Tyler A. Knight, CFA

Calvin Norris, CFA

Doug Weih, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	6.75
Duration †	5.67

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	81.4%
AAA	11.5
AA	3.7
A	3.0
BBB	1.2
Not Rated	1.3
Net Other Assets (Liabilities) ^	(2.1)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	0.26%	1.58%	2.69%	05/13/1994
Bloomberg Barclays Government Index (A)	0.88%	1.99%	2.12%
Service Class	0.01%	1.34%	2.44%	05/01/2003

(A) The Bloomberg Barclays Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Portfolio shares are not guaranteed by the U.S. government. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,015.80	$3.15	$1,022.10	$3.16	0.62%
Service Class	1,000.00	1,013.90	4.42	1,020.80	4.43	0.87

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 5.4%
Access to Loans for Learning Student Loan Corp. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 3.21% (A), 07/25/2036	$ 3,709,192	$ 3,719,845
Edsouth Indenture No. 3 LLC Series 2012-2, Class A, 1-Month LIBOR + 0.73%, 3.24% (A), 04/25/2039 (B)	2,210,031	2,194,978
Navient Student Loan Trust Series 2017-1A, Class A2, 1-Month LIBOR + 0.75%, 3.26% (A), 07/26/2066 (B)	4,511,948	4,530,057
SBA Small Business Investment Cos. Series 2012-10B, Class 1, 2.25%, 09/10/2022	2,845,960	2,810,605
SLM Student Loan Trust
Series 2005-10, Class B,
3-Month LIBOR + 0.27%, 2.76% (A), 10/26/2026	6,010,000	5,698,287
Series 2006-2, Class A6,
3-Month LIBOR + 0.17%, 2.66% (A), 01/25/2041	4,854,322	4,709,629
South Carolina Student Loan Corp. Series 2010-1, Class A2, 3-Month LIBOR + 1.00%, 3.49% (A), 07/25/2025	2,147,194	2,155,203

Total Asset-Backed Securities (Cost $25,930,236)		25,818,604

CORPORATE DEBT SECURITIES - 5.4%
Banks - 1.4%
Bank of America Corp. Fixed until 12/20/2027, 3.42% (A), 12/20/2028	6,308,000	5,892,615
Barclays Bank PLC 10.18%, 06/12/2021 (B)	304,000	341,741
Cooperatieve Rabobank UA Fixed until 06/30/2019, 11.00% (A) (B) (C)	295,000	304,588
ING Bank NV 5.80%, 09/25/2023 (B)	316,000	330,071

		6,869,015

Beverages - 0.1%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	263,000	255,728
Constellation Brands, Inc. 4.25%, 05/01/2023	210,000	212,308

		468,036

Building Products - 0.1%
Owens Corning 4.20%, 12/15/2022	316,000	313,750

Capital Markets - 0.4%
Goldman Sachs Group, Inc. 4.00%, 03/03/2024	1,645,000	1,623,242
Morgan Stanley 3.75%, 02/25/2023, MTN	316,000	315,443

		1,938,685

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.1%
Discover Financial Services 3.85%, 11/21/2022	$ 485,000	$ 481,638
Ford Motor Credit Co. LLC 4.25%, 09/20/2022	298,000	285,677

		767,315

Diversified Financial Services - 2.8%
Aviation Capital Group LLC
2.88%, 01/20/2022 (B)	208,000	201,265
7.13%, 10/15/2020 (B)	1,403,000	1,475,480
Portmarnock Leasing LLC 1.74%, 10/22/2024	1,576,227	1,529,942
Private Export Funding Corp. 3.27%, 11/08/2021 (B)	10,000,000	10,128,270

		13,334,957

Diversified Telecommunication Services - 0.1%
AT&T, Inc. 2.45%, 06/30/2020	422,000	416,508

Electrical Equipment - 0.1%
Siemens Financieringsmaatschappij NV 2.15%, 05/27/2020 (B)	263,000	259,349

Food & Staples Retailing - 0.1%
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	263,000	261,790

Health Care Equipment & Supplies - 0.0% (D)
Abbott Laboratories 3.40%, 11/30/2023	184,000	183,439

Insurance - 0.1%
Fidelity National Financial, Inc. 5.50%, 09/01/2022	369,000	390,329
Prudential Financial, Inc. Fixed until 05/15/2025, 5.38% (A), 05/15/2045	477,000	446,997

		837,326

Oil, Gas & Consumable Fuels - 0.1%
BP Capital Markets PLC 4.74%, 03/11/2021	263,000	271,214

Total Corporate Debt Securities (Cost $26,211,415)		25,921,384

MORTGAGE-BACKED SECURITIES - 5.7%
COMM Mortgage Trust
Series 2012-CR4, Class A3,
2.85%, 10/15/2045	2,560,000	2,515,742
Series 2013-CR9, Class A4,
4.23% (A), 07/10/2045	3,000,000	3,127,286
Series 2013-WWP, Class A2,
3.42%, 03/10/2031 (B)	5,000,000	5,081,282
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.55% (A), 09/10/2035 (B)	5,000,000	5,027,287
GS Mortgage Securities Trust Series 2014-GC18, Class A4, 4.07%, 01/10/2047	3,000,000	3,089,702
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A5, 3.66%, 07/15/2045	4,535,000	4,589,845

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class A4, 4.14% (A), 08/15/2046	$ 3,500,000	$ 3,646,264

Total Mortgage-Backed Securities (Cost $27,083,747)		27,077,408

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.1%
Texas - 0.7%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 1, 1-Month LIBOR + 1.00%, 3.35% (A), 12/01/2034	3,522,215	3,541,200

Vermont - 0.4%
Vermont Student Assistance Corp., Certificate of Obligation, 1-Month LIBOR + 0.70%, 3.21% (A), 07/28/2034	1,765,671	1,770,103

Total Municipal Government Obligations (Cost $5,279,010)		5,311,303

U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.4%
Federal Home Loan Banks 3.25%, 11/16/2028	6,000,000	6,101,220
Federal Home Loan Mortgage Corp. 2.75%, 06/19/2023	28,000,000	28,163,604
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.31%, 08/25/2022	5,150,000	5,049,804
3.11%, 02/25/2023	10,000,000	10,068,718
3.31%, 09/25/2025	15,000,000	15,176,090
3.53%, 06/25/2020	5,500,000	5,528,457
3.97% (A), 01/25/2021	2,945,000	2,992,932
4.08% (A), 11/25/2020	3,645,249	3,721,099
4.22%, 03/25/2020	1,940,811	1,964,856
Federal Home Loan Mortgage Corp. REMIC 4.00%, 02/15/2029	120,816	120,908
Federal National Mortgage Association
1.88%, 12/28/2020	4,000,000	3,948,792
4.00%, TBA (E)	12,000,000	12,232,500
Government National Mortgage Association
4.42% (A), 10/20/2061	1,144,774	1,147,794
4.57% (A), 09/20/2061	978,299	985,697
4.60% (A), 06/20/2062	4,043,215	4,072,657
4.63% (A), 10/20/2061	840,741	841,860
4.69% (A), 12/20/2061	1,079,447	1,081,529
4.84% (A), 08/20/2061	1,526,814	1,535,672
4.89% (A), 07/20/2061	955,138	961,265
Overseas Private Investment Corp. 5.14%, 12/15/2023	9,528	10,087
Tennessee Valley Authority Series A, 2.88%, 02/01/2027	6,000,000	5,937,714

Total U.S. Government Agency Obligations (Cost $113,578,405)		111,643,255

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 51.7%
U.S. Treasury - 51.7%
U.S. Treasury Bonds
2.50%, 02/15/2045 - 02/15/2046	$ 6,967,000	$ 6,293,332
2.75%, 11/15/2047	5,400,000	5,109,539
2.88%, 11/15/2046	5,350,000	5,201,830
3.00%, 05/15/2042 - 08/15/2048	13,350,000	13,314,909
3.38%, 05/15/2044 - 11/15/2048	7,500,000	7,994,531
3.50%, 02/15/2039	1,414,500	1,547,165
3.63%, 08/15/2043	5,000,000	5,534,570
4.38%, 05/15/2040	15,881,700	19,496,027
5.25%, 11/15/2028	2,000,000	2,435,937
U.S. Treasury Notes
0.75%, 08/15/2019	4,000,000	3,954,844
1.13%, 02/28/2021 - 07/31/2021	35,000,000	33,955,196
1.25%, 03/31/2021	4,362,000	4,246,134
1.38%, 01/31/2021	1,700,000	1,661,020
1.63%, 02/15/2026	1,000,000	936,094
2.00%, 01/31/2020 - 02/15/2025	20,000,000	19,660,156
2.25%, 11/15/2027	3,000,000	2,897,930
2.38%, 01/31/2023	9,825,000	9,779,713
2.50%, 01/31/2025	13,500,000	13,447,266
2.63%, 12/15/2021	15,000,000	15,067,383
2.75%, 11/30/2020 - 02/15/2028	15,650,000	15,749,958
2.88%, 10/15/2021 - 08/15/2028	34,000,000	34,484,570
3.00%, 10/31/2025	11,500,000	11,797,832
3.13%, 11/15/2028	2,000,000	2,074,531
3.38%, 11/15/2019	10,000,000	10,060,156

Total U.S. Government Obligations (Cost $246,947,666)		246,700,623

COMMERCIAL PAPER - 0.4%
Diversified Financial Services - 0.4%
Thunder Bay Funding LLC 2.75% (F), 02/22/2019	2,000,000	1,992,200

Total Commercial Paper (Cost $1,992,200)		1,992,200

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 6.3%
Fannie Mae Discount Notes 2.37% (F), 02/11/2019	30,000,000	29,920,392

Total Short-Term U.S. Government Agency Obligation (Cost $29,920,392)		29,920,392

REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp., 1.45% (F), dated 12/31/2018, to be repurchased at $13,060,457 on 01/02/2019. Collateralized by U.S. Government Obligations, 0.38% - 2.88%, due 07/15/2025 - 07/31/2025, and with a total value of $13,325,070.	13,059,405	13,059,405

Total Repurchase Agreement (Cost $13,059,405)		13,059,405

Total Investments (Cost $490,002,476)		487,444,574
Net Other Assets (Liabilities) - (2.1)%		(10,077,260)

Net Assets - 100.0%		$ 477,367,314

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	Long	86	03/29/2019	$18,132,781	$18,258,875	$126,094	$—
5-Year U.S. Treasury Note	Long	71	03/29/2019	8,010,510	8,142,813	132,303	—
10-Year U.S. Treasury Note	Long	59	03/20/2019	7,031,135	7,198,922	167,787	—
U.S. Treasury Bond	Long	61	03/20/2019	9,442,592	9,800,031	357,439	—

Total						$783,623	$—

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$25,818,604	$—	$25,818,604
Corporate Debt Securities	—	25,921,384	—	25,921,384
Mortgage-Backed Securities	—	27,077,408	—	27,077,408
Municipal Government Obligations	—	5,311,303	—	5,311,303
U.S. Government Agency Obligations	—	111,643,255	—	111,643,255
U.S. Government Obligations	—	246,700,623	—	246,700,623
Commercial Paper	—	1,992,200	—	1,992,200
Short-Term U.S. Government Agency Obligation	—	29,920,392	—	29,920,392
Repurchase Agreement	—	13,059,405	—	13,059,405

Total Investments	$—	$487,444,574	$—	$487,444,574

Other Financial Instruments
Futures Contracts (H)	$783,623	$—	$—	$783,623

Total Other Financial Instruments	$783,623	$—	$—	$783,623

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $29,874,368, representing 6.3% of the Portfolio’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2018. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Rates disclosed reflect the yields at December 31, 2018.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $476,943,071)	$474,385,169
Repurchase agreement, at value (cost $13,059,405)	13,059,405
Cash	128,256
Cash collateral pledged at broker for:
Futures contracts	500,000
Receivables and other assets:
Net income from securities lending	60
Shares of beneficial interest sold	13,060
Interest	2,057,578
Variation margin receivable on futures contracts	89,118

Total assets	490,232,646

Liabilities:
Cash collateral at broker for:
TBA commitments	255,968
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	12,134,052
Shares of beneficial interest redeemed	145,354
Investment management fees	185,735
Distribution and service fees	63,797
Transfer agent costs	1,193
Trustees, CCO and deferred compensation fees	1,144
Audit and tax fees	20,901
Custody fees	15,277
Legal fees	1,803
Printing and shareholder reports fees	34,461
Other accrued expenses	5,647

Total liabilities	12,865,332

Net assets	$477,367,314

Net assets consist of:
Capital stock ($0.01 par value)	$444,846
Additional paid-in capital	477,040,959
Total distributable earnings (accumulated losses)	(118,491)

Net assets	$477,367,314

Net assets by class:
Initial Class	$78,801,193
Service Class	398,566,121

Shares outstanding:
Initial Class	7,543,316
Service Class	36,941,330

Net asset value and offering price per share:
Initial Class	$10.45
Service Class	10.79

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest income	$6,829,292
Net income from securities lending	28,655

Total investment income	6,857,947

Expenses:
Investment management fees	1,777,203
Distribution and service fees:
Service Class	574,888
Transfer agent costs	4,236
Trustees, CCO and deferred compensation fees	10,112
Audit and tax fees	26,850
Custody fees	35,210
Legal fees	13,540
Printing and shareholder reports fees	30,761
Other	9,844

Total expenses	2,482,644

Expenses waived and/or reimbursed:
Initial Class	(8,065)
Service Class	(10,136)
Recapture of previously waived and/or reimbursed fees:
Initial Class	8,065
Service Class	10,136

Net investment income (loss)	4,375,303

Net realized gain (loss) on:
Investments	125,044
Futures contracts	(1,159,368)

Net realized gain (loss)	(1,034,324)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,384,276)
Futures contracts	759,967

Net change in unrealized appreciation (depreciation)	(1,624,309)

Net realized and change in unrealized gain (loss)	(2,658,633)

Net increase (decrease) in net assets resulting from operations	$1,716,670

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$4,375,303	$6,488,225
Net realized gain (loss)	(1,034,324)	(640,074)
Net change in unrealized appreciation (depreciation)	(1,624,309)	5,873,281

Net increase (decrease) in net assets resulting from operations	1,716,670	11,721,432

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(2,285,638)	—
Service Class	(5,406,759)	—
Net investment income:
Initial Class	—	(3,220,169)
Service Class	—	(9,669,073)

Total dividends and/or distributions from net investment income	—	(12,889,242)

Net realized gains:
Initial Class	—	(6,734,725)
Service Class	—	(23,203,281)

Total dividends and/or distributions from net realized gains	—	(29,938,006)

Total dividends and/or distributions to shareholders	(7,692,397)	(42,827,248)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,030,783	8,878,913
Service Class	227,819,156	13,171,652

	242,849,939	22,050,565

Dividends and/or distributions reinvested:
Initial Class	2,285,638	9,954,894
Service Class	5,406,759	32,872,354

	7,692,397	42,827,248

Cost of shares redeemed:
Initial Class	(20,731,888)	(20,306,339)
Service Class	(73,612,771)	(273,623,509)

	(94,344,659)	(293,929,848)

Net increase (decrease) in net assets resulting from capital share transactions	156,197,677	(229,052,035)

Net increase (decrease) in net assets	150,221,950	(260,157,851)

Net assets:
Beginning of year	327,145,364	587,303,215

End of year	$477,367,314	$327,145,364

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$7,641,670

Capital share transactions - shares:
Shares issued:
Initial Class	1,446,219	769,942
Service Class	21,287,445	1,136,409

	22,733,664	1,906,351

Shares reinvested:
Initial Class	221,048	924,317
Service Class	505,777	2,961,473

	726,825	3,885,790

Shares redeemed:
Initial Class	(1,979,123)	(1,762,428)
Service Class	(6,767,359)	(22,993,385)

	(8,746,482)	(24,755,813)

Net increase (decrease) in shares outstanding:
Initial Class	(311,856)	(68,169)
Service Class	15,025,863	(18,895,503)

	14,714,007	(18,963,672)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$10.75	$11.81	$11.85		$12.16	$12.33

Investment operations:
Net investment income (loss) (A)	0.17	0.19	0.13	(B)	0.18	0.23
Net realized and unrealized gain (loss)	(0.15)	0.13	(0.09	)(C)	(0.17)	0.34

Total investment operations	0.02	0.32	0.04		0.01	0.57

Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.45)	(0.08)		(0.26)	(0.52)
Net realized gains	—	(0.93)	—		(0.06)	(0.22)

Total dividends and/or distributions to shareholders	(0.32)	(1.38)	(0.08)		(0.32)	(0.74)

Net asset value, end of year	$10.45	$10.75	$11.81		$11.85	$12.16

Total return	0.26%	2.66%	0.30%		0.10%	4.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$78,801	$84,450	$93,570		$870,390	$111,203
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.61%		0.61%	0.62%
Including waiver and/or reimbursement and recapture	0.62%	0.62%	0.61	%(B)	0.61%	0.62%
Net investment income (loss) to average net assets	1.60%	1.69%	1.07	%(B)	1.52%	1.81%
Portfolio turnover rate	85%	18%	77%		171%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.07	$12.10	$12.14		$12.45	$12.58

Investment operations:
Net investment income (loss) (A)	0.15	0.17	0.11	(B)	0.17	0.20
Net realized and unrealized gain (loss)	(0.15)	0.12	(0.09	)(C)	(0.19)	0.35

Total investment operations	—	0.29	0.02		(0.02)	0.55

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.39)	(0.06)		(0.23)	(0.46)
Net realized gains	—	(0.93)	—		(0.06)	(0.22)

Total dividends and/or distributions to shareholders	(0.28)	(1.32)	(0.06)		(0.29)	(0.68)

Net asset value, end of year	$10.79	$11.07	$12.10		$12.14	$12.45

Total return	0.01%	2.36%	0.14%		(0.18)%	4.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$398,566	$242,695	$493,733		$458,000	$276,838
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87%	0.86%		0.86%	0.87%
Including waiver and/or reimbursement and recapture	0.87%	0.87%	0.85	%(B)	0.86%	0.87%
Net investment income (loss) to average net assets	1.37%	1.43%	0.90	%(B)	1.37%	1.58%
Portfolio turnover rate	85%	18%	77%		171%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2018, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$783,623	$—	$—	$—	$—	$783,623
Total	$783,623	$—	$—	$—	$—	$783,623

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,159,368)	$—	$—	$—	$—	$(1,159,368)
Total	$(1,159,368)	$—	$—	$—	$—	$(1,159,368)

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$759,967	$—	$—	$—	$—	$759,967
Total	$759,967	$—	$—	$—	$—	$759,967

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 45,367,540	$ (214,763)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.58% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.63%	May 1, 2019
Service Class	0.88	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 31,997,224	$ 330,684,739	$ 41,717,631	$ 201,687,320

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 490,003,865	$ 2,637,316	$ (5,196,607)	$ (2,559,291)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 876,796	$ 2,849,815

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,692,397	$ —	$ —	$ 42,827,248	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,169,860	$ —	$ (3,726,611)	$ —	$ (2,449)	$ (2,559,291)

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated early and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon U.S. Government Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

(unaudited)

MARKET ENVIRONMENT

After a stellar performance in 2017, equities around the globe posed a major challenge to investors in 2018. It was the first calendar year since 2015 to bring net losses to global benchmark MSCI ACWI ex-U.S. Index, and the first year since 2008 to bring negative returns to the S&P 500®. Throughout the year, investor outlook was plagued with political risks, worries regarding global trade, the U.S. Federal Reserve (“Fed”) tightening program in the U.S., and general signs of weakening global economic growth.

The turmoil kicked off in February with a sharp sell-off in U.S. markets that included the largest ever single-day point drop in the Dow Jones Industrial Average, and took most major market indices into sharp drawdowns. However, by the second half of the month, equity markets were on the mend, and the S&P 500® recovered half its losses by mid-February. Regardless, the February drawdown brought about a markedly higher regime for volatility, which set the tone for the rest of the year.

Equities recovered modestly in the second quarter, but exhibited declining volatility, and the third quarter was a generally positive quarter, with the exception of emerging markets. By contrast, the fourth quarter brought most equities to the brink of bear market territory, and reinforced fears that centered on slowing global growth and trade disputes between the U.S. and China. After dovish comments from the Fed, U.S. equities staged a record breaking rally on December 26th, including a 4.96% return for the S&P 500®. Fixed income benefited from safe haven buying in the fourth quarter, and erased much of the losses from earlier in the year, leaving major indices flat to negative for the year ended December 31, 2018.

PERFORMANCE

For the year ended December 31, 2018, Transamerica American Funds Managed Risk VP, Service Class returned -5.82%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica American Funds Managed Risk VP Blended Benchmark, returned -4.38%, and -2.35%, respectively.

STRATEGY REVIEW

The Transamerica American Funds Managed Risk VP Portfolio aims to invest at least 80% of its total assets in the American Funds Insurance Series Asset Allocation FundSM, a highly diversified portfolio that expects (but is not required) to maintain an investment mix of 40%-80% in equity securities, 20%-50% in debt securities, and 0%-40% in money market instruments and cash, with a primary focus on domestic assets. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage the portfolio’s volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio has underperformed its benchmark in 2018 due in large part to the underperformance of the underlying holding relative to the benchmark. Additionally, periods during which equities rallied in the wake of a significant volatile event contributed to underperformance. During volatile market events, the Portfolio typically seeks a defensive allocation with reduced exposure to equity markets, and therefore may not fully participate in a quick recovery. The Portfolio underperformed in the first quarter, mainly due to the Portfolio’s reduced equity allocation following the sharp selloff and recovery which occurred in February. From the start of fourth quarter and prior to the market rally that began on December 26th, the Portfolio’s risk managed strategy enabled the Portfolio to outperform relative to the benchmark. Despite reduced participation in the end of year rally the Portfolio outperformed its benchmark in December and experienced lower volatility and a reduced maximum drawdown relative to the benchmark.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Adam Schenck, CFA

Maria Schiopu

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	96.5%
Repurchase Agreement	2.6
Net Other Assets (Liabilities)^	0.9
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Service Class	(5.82)%	2.76%	05/01/2015
S&P 500® (A)	(4.38)%	7.35%
Transamerica American Funds Managed Risk VP Blended Benchmark (A) (B) (C)	(2.35)%	5.15%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica American Funds Managed Risk VP Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% Bloomberg Barclays US Aggregate Bond Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. Investments in lower-rated debt securities present a greater risk to principal and income than investments in higher-quality securities.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$948.30	$4.17	$1,020.90	$4.33	0.85%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
INVESTMENT COMPANY - 96.5%
U.S. Mixed Allocation Fund - 96.5%
American Funds Insurance Series - Asset Allocation Fund	35,382,786	$ 753,299,514

Total Investment Company (Cost $777,775,929)		753,299,514

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp., 1.45% (A), dated 12/31/2018, to be repurchased at $20,507,710 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $20,918,000.	$ 20,506,058	20,506,058

Total Repurchase Agreement (Cost $20,506,058)		20,506,058

Total Investments (Cost $798,281,987)		773,805,572
Net Other Assets (Liabilities) - 0.9%		7,201,535

Net Assets - 100.0%		$ 781,007,107

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount		Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	Short	(224)	03/15/2019	$	(15,571,740)	$(15,108,800)	$462,940	$—
EUR Currency	Short	(42)	03/18/2019		(6,034,678)	(6,049,312)	—	(14,634)
EURO STOXX 50® Index	Short	(182)	03/15/2019		(6,320,025)	(6,201,576)	118,449	—
FTSE 100 Index	Short	(31)	03/15/2019		(2,649,950)	(2,631,144)	18,806	—
GBP Currency	Short	(32)	03/18/2019		(2,552,050)	(2,558,000)	—	(5,950)
MSCI Emerging Markets Index	Short	(261)	03/15/2019		(12,738,674)	(12,616,740)	121,934	—
S&P 500® E-Mini Index	Short	(1,137)	03/15/2019		(146,779,364)	(142,420,620)	4,358,744	—
S&P Midcap 400® E-Mini Index	Short	(9)	03/15/2019		(1,534,283)	(1,495,980)	38,303	—

Total							$5,119,176	$(20,584)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$753,299,514	$—	$—	$753,299,514
Repurchase Agreement	—	20,506,058	—	20,506,058

Total Investments	$753,299,514	$20,506,058	$—	$773,805,572

Other Financial Instruments
Futures Contracts (C)	$5,119,176	$—	$—	$5,119,176

Total Other Financial Instruments	$5,119,176	$—	$—	$5,119,176

LIABILITIES
Other Financial Instruments
Futures Contracts (C)	$(20,584)	$—	$—	$(20,584)

Total Other Financial Instruments	$(20,584)	$—	$—	$(20,584)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2018.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(C)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Unaffiliated investments, at value (cost $777,775,929)	$753,299,514
Repurchase agreement, at value (cost $20,506,058)	20,506,058
Cash collateral pledged at broker for:
Futures contracts	9,105,116
Receivables and other assets:
Shares of beneficial interest sold	15,054
Interest	826

Total assets	782,926,568

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	14,499
Investment management fees	353,503
Distribution and service fees	166,747
Transfer agent costs	3,127
Trustees, CCO and deferred compensation fees	2,005
Audit and tax fees	21,390
Custody fees	29,599
Legal fees	4,533
Printing and shareholder reports fees	164,699
Other accrued expenses	5,683
Variation margin payable on futures contracts	1,153,676

Total liabilities	1,919,461

Net assets	$781,007,107

Net assets consist of:
Capital stock ($0.01 par value)	$745,503
Additional paid-in capital	772,765,406
Total distributable earnings (accumulated losses)	7,496,198

Net assets	$781,007,107

Shares outstanding	74,550,318

Net asset value and offering price per share	$10.48

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from unaffiliated investments	$17,283,191
Interest income from unaffiliated investments	360,192

Total investment income	17,643,383

Expenses:
Investment management fees	4,065,835
Distribution and service fees	1,917,847
Transfer agent costs	11,720
Trustees, CCO and deferred compensation fees	25,348
Audit and tax fees	28,931
Custody fees	88,062
Legal fees	41,057
Printing and shareholder reports fees	255,775
Other	19,877

Total expenses	6,454,452

Net investment income (loss)	11,188,931

Net realized gain (loss) on:
Capital gain distributions received from unaffiliated investment companies	28,491,251
Futures contracts	(12,699,759)

Net realized gain (loss)	15,791,492

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(80,512,039)
Futures contracts	5,098,592
Translation of assets and liabilities denominated in foreign currencies	408

Net change in unrealized appreciation (depreciation)	(75,413,039)

Net realized and change in unrealized gain (loss)	(59,621,547)

Net increase (decrease) in net assets resulting from operations	$(48,432,616)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$11,188,931	$6,643,769
Net realized gain (loss)	15,791,492	25,499,076
Net change in unrealized appreciation (depreciation)	(75,413,039)	45,952,700

Net increase (decrease) in net assets resulting from operations	(48,432,616)	78,095,545

Distributions (A):
Dividends and/or distributions to shareholders	(32,146,554)	—
Dividends and/or distributions to shareholders from:
Net investment income	—	(3,768,887)
Net realized gains	—	(530,180)

Total dividends and/or distributions to shareholders	(32,146,554)	(4,299,067)

Capital share transactions:
Proceeds from shares sold	145,829,553	245,972,390
Dividends and/or distributions reinvested	32,146,554	4,299,067
Cost of shares redeemed	(19,787,573)	(9,934,086)

Net increase (decrease) in net assets resulting from capital share transactions	158,188,534	240,337,371

Net increase (decrease) in net assets	77,609,364	314,133,849

Net assets:
Beginning of year	703,397,743	389,263,894

End of year	$781,007,107	$703,397,743

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$6,592,967

Capital share transactions - shares:
Shares issued	12,765,393	22,938,946
Shares reinvested	2,852,401	391,180
Shares redeemed	(1,757,501)	(888,309)

Net increase (decrease) in shares outstanding	13,860,293	22,441,817

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015 (A)
Net asset value, beginning of period/year	$11.59	$10.18	$9.62		$10.00

Investment operations:
Net investment income (loss) (B)	0.17	0.12	0.15	(C)	0.26
Net realized and unrealized gain (loss)	(0.81)	1.37	0.47		(0.64)

Total investment operations	(0.64)	1.49	0.62		(0.38)

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.07)	(0.06)		—
Net realized gains	(0.37)	(0.01)	—		—

Total dividends and/or distributions to shareholders	(0.47)	(0.08)	(0.06)		—

Net asset value, end of period/year	$10.48	$11.59	$10.18		$9.62

Total return	(5.82)%	14.62%	6.41%		(3.80	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$781,007	$703,398	$389,264		$129,378
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.84%	0.82%	0.82%		0.86	%(F)
Including waiver and/or reimbursement and recapture	0.84%	0.82%	0.82	%(C)	0.85	%(F)
Net investment income (loss) to average net assets	1.46%	1.11%	1.56	%(C)	4.10	%(F)
Portfolio turnover rate	—%	—%	—%		—	%(D)

(A)	Commenced operations on May 1, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (“OTC”).

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$5,119,176	$—	$—	$5,119,176
Total	$—	$—	$5,119,176	$—	$—	$5,119,176

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(20,584)	$—	$—	$—	$(20,584)
Total	$—	$(20,584)	$—	$—	$—	$(20,584)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$49,737	$(12,749,496)	$—	$—	$(12,699,759)
Total	$—	$49,737	$(12,749,496)	$—	$—	$(12,699,759)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(20,584)	$5,119,176	$—	$—	$5,098,592
Total	$—	$(20,584)	$5,119,176	$—	$—	$5,098,592

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 2,805,884	$ (41,787,440)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolios may be required to post collateral on derivatives if the Portfolios are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolios fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of each Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2018, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
American Funds Insurance Series – Asset Allocation Fund	96.22%

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2 billion	0.53%
Over $2 billion up to $4 billion	0.52
Over $4 billion up to $6 billion	0.50
Over $6 billion up to $8 billion	0.49
Over $8 billion up to $10 billion	0.48
Over $10 billion	0.46

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.85%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 118,704,570	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 798,281,987	$ —	$ (24,476,415)	$ (24,476,415)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,647,696	$ 25,498,858	$ —	$ 3,768,887	$ 530,180	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 11,134,202	$ 20,838,003	$ —	$ —	$ —	$ (24,476,007)

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. NEW ACCOUNTING PRONOUNCEMENTS (continued)

is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica American Funds Managed Risk VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica American Funds Managed Risk VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $25,498,858 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

MARKET ENVIRONMENT

Volatility and rapid sentiment changes returned with a vengeance in 2018 as investors’ appetite for risk changed dramatically. While economic readings and earnings grew solidly for most of the year, worries increased regarding U.S. government policy errors. One major concern was that the U.S. Federal Reserve would tighten rates too much and too quickly in an increasingly fragile, late-cycle global economy. A second cause for alarm were the fears surrounding escalating trade wars, which weighed on many areas of the market.

Value benchmarks continued to trail both the growth benchmarks and the S&P 500® as technology stocks outperformed, although that long-term trend was interrupted in the fourth quarter. Investors turned to the perceived safety of defensive areas of the market. Health care and “bond proxy” sectors utilities, communication services and real estate held up better.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Barrow Hanley Dividend Focused VP, Initial Class returned -11.50%. By comparison, its benchmark, the Russell 1000® Value Index, returned -8.27%.

STRATEGY REVIEW

We implement our strategy by constructing portfolios of individual stocks that reflect three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (S&P 500®). In addition, the strategy requires that stocks purchased in the Portfolio not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends.

The Portfolio’s overweight and security selection within the industrials sector were the largest relative detractors for the year ended December 31, 2018. Security selection and allocation in consumer staples and relative stock selection within consumer discretionary also detracted from performance. The five largest individual detractors were Adient PLC, Schlumberger, Ltd., General Electric Co., State Street Corp. and Stanley Black & Decker, Inc.

Financial and energy holdings were the largest contributors to performance for the year ended December 31, 2018; however, allocation mitigated some of the positive effect. Security selection in utilities and real estate also benefited performance. The top five contributing stocks were XL Group (not held at period end), Pfizer, Inc., ConocoPhillips, HCP, Inc. and Entergy Corp.

Brian F. Quinn, CFA

Brad Kinkelaar

Ray Nixon, Jr.

Lewis Ropp

Co- Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	0.4
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(11.50)%	5.07%	9.19%	05/01/1996
Russell 1000® Value Index (A)	(8.27)%	5.95%	11.18%
Service Class	(11.69)%	4.81%	8.93%	05/01/2003

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$910.20	$3.47	$1,021.60	$3.67	0.72%
Service Class	1,000.00	909.00	4.67	1,020.30	4.94	0.97

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 98.8%
Aerospace & Defense - 3.0%
United Technologies Corp.	208,648	$ 22,216,839

Airlines - 2.0%
Southwest Airlines Co.	327,538	15,223,966

Auto Components - 0.1%
Adient PLC	37,120	559,027

Banks - 13.3%
Bank of America Corp.	922,963	22,741,808
JPMorgan Chase & Co.	271,031	26,458,046
US Bancorp	537,205	24,550,269
Wells Fargo & Co.	562,317	25,911,567

		99,661,690

Building Products - 2.9%
Johnson Controls International PLC	735,047	21,794,144

Capital Markets - 2.7%
State Street Corp.	322,735	20,354,896

Chemicals - 5.8%
DowDuPont, Inc.	440,976	23,583,396
Linde PLC	129,074	20,140,707

		43,724,103

Consumer Finance - 2.9%
American Express Co.	226,524	21,592,268

Diversified Telecommunication Services - 5.6%
AT&T, Inc.	618,737	17,658,754
Verizon Communications, Inc.	429,630	24,153,799

		41,812,553

Electric Utilities - 7.5%
Entergy Corp.	328,788	28,298,783
Exelon Corp.	617,062	27,829,496

		56,128,279

Energy Equipment & Services - 2.3%
Schlumberger, Ltd.	470,511	16,976,037

Equity Real Estate Investment Trusts - 2.9%
HCP, Inc.	776,553	21,689,125

Food & Staples Retailing - 1.7%
Walmart, Inc.	138,373	12,889,445

Food Products - 1.1%
Tyson Foods, Inc., Class A	150,433	8,033,122

Health Care Providers & Services - 4.6%
Cardinal Health, Inc.	226,176	10,087,449
CVS Health Corp.	376,282	24,653,997

		34,741,446

Household Durables - 1.1%
Whirlpool Corp.	75,640	8,083,647

Industrial Conglomerates - 2.5%
General Electric Co.	2,509,331	18,995,636

Insurance - 2.2%
Loews Corp.	353,569	16,094,461

IT Services - 2.1%
International Business Machines Corp.	136,574	15,524,367

Machinery - 3.2%
Stanley Black & Decker, Inc.	197,157	23,607,579

Multi-Utilities - 3.2%
Dominion Energy, Inc.	330,732	23,634,109

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 12.3%
BP PLC, ADR	323,568	$ 12,269,699
Chevron Corp.	164,026	17,844,388
ConocoPhillips	373,016	23,257,548
Occidental Petroleum Corp.	248,145	15,231,140
Phillips 66	272,546	23,479,838

		92,082,613

Pharmaceuticals - 8.2%
Johnson & Johnson	144,924	18,702,442
Pfizer, Inc.	551,330	24,065,555
Sanofi, ADR	418,310	18,158,837

		60,926,834

Specialty Retail - 1.1%
Lowe’s Cos., Inc.	88,108	8,137,655

Tobacco - 4.5%
Altria Group, Inc.	347,159	17,146,183
Philip Morris International, Inc.	242,994	16,222,279

		33,368,462

Total Common Stocks (Cost $735,064,116)		737,852,303

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.45% (A), dated 12/31/2018, to be repurchased at $6,213,299 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $6,341,838.	$ 6,212,799	6,212,799

Total Repurchase Agreement (Cost $6,212,799)		6,212,799

Total Investments (Cost $741,276,915)		744,065,102
Net Other Assets (Liabilities) - 0.4%		3,199,873

Net Assets - 100.0%		$ 747,264,975

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$737,852,303	$—	$—	$737,852,303
Repurchase Agreement	—	6,212,799	—	6,212,799

Total Investments	$737,852,303	$6,212,799	$—	$744,065,102

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2018.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $735,064,116)	$737,852,303
Repurchase agreement, at value (cost $6,212,799)	6,212,799
Cash	16,699
Receivables and other assets:
Investments sold	101,334
Net income from securities lending	67
Shares of beneficial interest sold	2,135,234
Dividends and/or distributions	1,791,396
Interest	250

Total assets	748,110,082

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	205,825
Investment management fees	453,615
Distribution and service fees	49,505
Transfer agent costs	3,357
Trustees, CCO and deferred compensation fees	2,451
Audit and tax fees	23,462
Custody fees	32,154
Legal fees	5,894
Printing and shareholder reports fees	62,032
Other accrued expenses	6,812

Total liabilities	845,107

Net assets	$747,264,975

Net assets consist of:
Capital stock ($0.01 par value)	$336,251
Additional paid-in capital	606,543,883
Total distributable earnings (accumulated losses)	140,384,841

Net assets	$747,264,975

Net assets by class:
Initial Class	$523,814,605
Service Class	223,450,370

Shares outstanding:
Initial Class	23,571,927
Service Class	10,053,147

Net asset value and offering price per share:
Initial Class	$22.22
Service Class	22.23

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$26,575,541
Interest income	87,647
Net income from securities lending	14,043
Withholding taxes on foreign income	(79,910)

Total investment income	26,597,321

Expenses:
Investment management fees	6,096,581
Distribution and service fees:
Service Class	672,641
Transfer agent costs	13,608
Trustees, CCO and deferred compensation fees	29,058
Audit and tax fees	31,996
Custody fees	77,690
Legal fees	43,665
Printing and shareholder reports fees	66,996
Other	23,735

Total expenses	7,055,970

Net investment income (loss)	19,541,351

Net realized gain (loss) on:
Investments	126,404,260

Net change in unrealized appreciation (depreciation) on:
Investments	(244,936,838)

Net realized and change in unrealized gain (loss)	(118,532,578)

Net increase (decrease) in net assets resulting from operations	$(98,991,227)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$19,541,351	$17,873,481
Net realized gain (loss)	126,404,260	24,793,314
Net change in unrealized appreciation (depreciation)	(244,936,838)	98,139,901

Net increase (decrease) in net assets resulting from operations	(98,991,227)	140,806,696

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(13,257,270)	—
Service Class	(5,112,054)	—
Net investment income:
Initial Class	—	(14,885,669)
Service Class	—	(5,938,158)

Total dividends and/or distributions from net investment income	(18,369,324)	(20,823,827)

Capital share transactions:
Proceeds from shares sold:
Initial Class	30,838,604	44,618,725
Service Class	15,555,739	20,954,906

	46,394,343	65,573,631

Dividends and/or distributions reinvested:
Initial Class	13,257,270	14,885,669
Service Class	5,112,054	5,938,158

	18,369,324	20,823,827

Cost of shares redeemed:
Initial Class	(120,647,852)	(115,331,637)
Service Class	(50,154,380)	(38,780,379)

	(170,802,232)	(154,112,016)

Net increase (decrease) in net assets resulting from capital share transactions	(106,038,565)	(67,714,558)

Net increase (decrease) in net assets	(223,399,116)	52,268,311

Net assets:
Beginning of year	970,664,091	918,395,780

End of year	$747,264,975	$970,664,091

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$17,971,418

Capital share transactions - shares:
Shares issued:
Initial Class	1,235,627	1,893,960
Service Class	625,425	887,821

	1,861,052	2,781,781

Shares reinvested:
Initial Class	517,862	639,144
Service Class	199,456	254,638

	717,318	893,782

Shares redeemed:
Initial Class	(4,778,128)	(4,885,286)
Service Class	(2,021,161)	(1,618,880)

	(6,799,289)	(6,504,166)

Net increase (decrease) in shares outstanding:
Initial Class	(3,024,639)	(2,352,182)
Service Class	(1,196,280)	(476,421)

	(4,220,919)	(2,828,603)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$25.65	$22.58		$20.07		$21.24	$19.19

Investment operations:
Net investment income (loss) (A)	0.57	0.49		0.51	(B)	0.43	0.36
Net realized and unrealized gain (loss)	(3.45)	3.16		2.46		(1.20)	1.96

Total investment operations	(2.88)	3.65		2.97		(0.77)	2.32

Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.58)		(0.46)		(0.40)	(0.27)

Net asset value, end of year	$22.22	$25.65		$22.58		$20.07	$21.24

Total return	(11.50)%	16.43	%(C)	14.91%		(3.59)%	12.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$523,815	$682,104		$653,533		$639,203	$787,329
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.71%		0.71%		0.71%	0.71%
Including waiver and/or reimbursement and recapture	0.71%	0.71%		0.70	%(B)	0.71%	0.71%
Net investment income (loss) to average net assets	2.26%	2.02%		2.45	%(B)	2.08%	1.80%
Portfolio turnover rate	29%	11%		11%		9%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$25.65	$22.59		$20.09		$21.26	$19.22

Investment operations:
Net investment income (loss) (A)	0.50	0.43		0.46	(B)	0.38	0.31
Net realized and unrealized gain (loss)	(3.43)	3.16		2.45		(1.20)	1.97

Total investment operations	(2.93)	3.59		2.91		(0.82)	2.28

Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.53)		(0.41)		(0.35)	(0.24)

Net asset value, end of year	$22.23	$25.65		$22.59		$20.09	$21.26

Total return	(11.69)%	16.13	%(C)	14.59%		(3.83)%	11.94%

Ratio and supplemental data:
Net assets end of year (000’s)	$223,450	$288,560		$264,863		$209,780	$223,038
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	0.96%		0.96%		0.96%	0.96%
Including waiver and/or reimbursement and recapture	0.96%	0.96%		0.95	%(B)	0.96%	0.96%
Net investment income (loss) to average net assets	2.01%	1.77%		2.21	%(B)	1.83%	1.54%
Portfolio turnover rate	29%	11%		11%		9%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $9,529.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2018
First $200 million	0.78%
Over $200 million up to $500 million	0.68
Over $500 million up to $1.5 billion	0.63
Over $1.5 billion up to $2.5 billion	0.59
Over $2.5 billion	0.58
Prior to August 1, 2018
First $200 million	0.78
Over $200 million up to $500 million	0.68
Over $500 million	0.63

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.85%	May 1, 2019
Service Class	1.10	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 251,953,897	$ —	$ 332,833,184	$ —

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 742,667,758	$ 84,527,420	$ (83,130,076)	$ 1,397,344

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $7,657,113.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 18,369,324	$ —	$ —	$ 20,823,827	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 19,143,445	$ 119,844,052	$ —	$ —	$ —	$ 1,397,344

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s Financial Statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. These amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Barrow Hanley Dividend Focused VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Barrow Hanley Dividend Focused VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

(unaudited)

MARKET ENVIRONMENT:

After rebuilding momentum over the summer and well into the third quarter of 2018, global markets reversed in the fourth quarter of 2018, declining sharply. Investors grappled with a slowdown in the eurozone, weaker Chinese growth and a variety of geopolitical concerns, including uncertainty around Brexit and political tensions in Italy. Fears came to a head in late December, causing volatility to spike and providing investors with a shaky end to 2018. Government bond yields fell, consistent with the widespread uncertainty dominating markets during the quarter and an investor shift towards safe havens. Oil prices fell on concerns of oversupply stemming from a weak outlook for global demand.

In the U.S., 2018 proved turbulent, and the S&P 500® ended the year in negative territory. Despite an initial boost from tax reform and resilient economic data, the headlines were dominated by fears of spikes in market volatility, intensifying trade wars and tightening central bank policy. Risk-off sentiment slowly permeated the market before peaking in December. U.S. equity markets turned sharply lower as slower earnings growth, U.S. Federal Reserve (“Fed”) Chairman Jerome Powell’s hawkish policy comments and the government shutdown spooked markets. Ultimately, the Fed did raise rates in December, consistent with economic data, but the Chairman’s commentary began to indicate there may be more flexibility in the Fed’s rate path than previously thought.

Developed market equities outside of the U.S. declined meaningfully in 2018 as well. Economic data across the eurozone pointed to continued deceleration, with particularly weak manufacturing numbers partially attributable to weakening demand from China. Ongoing political factors have also pressured European markets, including a fiscal crisis in Italy, uncertainty around Brexit in the U.K., and protests in France. The European Central Bank ended its quantitative easing program in December and gave guidance that interest rates would not rise through mid-2019. In Japan, despite the dramatic decline in equities, there was little domestic news impacting the market, as economic data was mixed and corporate news proved uneventful. The yen strengthened as investors sought stability.

Emerging market equities also struggled in the second half of 2018 as concerns over global growth and trade wars increased. However, they did fare better than the U.S. and developed markets during the fourth quarter, and Brazil even posted strong gains in response to the outcome of the general election. China underperformed due to a combination of ongoing trade uncertainty and disappointing corporate earnings.

PERFORMANCE

For the year ended December 31, 2018, Transamerica BlackRock Equity Smart Beta 100 VP, Service Class returned -5.32%. By comparison, its primary and secondary benchmarks, the MSCI USA Index and the Transamerica BlackRock Equity 100 VP Blended Benchmark, returned -5.04%, and -7.34%, respectively.

STRATEGY REVIEW:

The equity allocation of this fund of funds is comprised entirely of smart beta equity exchange-traded funds (“ETFs”). The Portfolio’s outperformance during the period was predominantly driven by its momentum and minimum volatility exposures. This was partially offset by the Portfolio’s exposure to smaller and value-oriented companies.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.

•	Momentum, which focuses on companies with continued positive trending performance over a 6-month and 12-month period.

•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.

•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.

•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust positioning on an ad hoc basis or to take short-term views on the Portfolio.

Alan Mason

Amy Whitelaw

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	74.9%
International Equity Funds	25.1
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Service Class	(5.32)%	7.89%	03/21/2016
MSCI USA Index (A)	(5.04)%	9.09%
Transamerica BlackRock Equity 100 VP Blended Benchmark (B) (C) (D)	(7.34)%	8.12%

(A) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(B) The Transamerica BlackRock Equity 100 VP Blended Benchmark is composed of the following benchmarks: 75% MSCI USA Index and 25% MSCI ACWI ex-U.S.

(C) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(D) The MSCI ACWI ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$935.90	$2.73	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 25.1%
iShares Edge MSCI Min Vol EAFE ETF	161,374	$ 10,757,191
iShares Edge MSCI Min Vol Emerging Markets ETF	54,527	3,046,424

		13,803,615

U.S. Equity Funds - 74.9%
iShares Edge MSCI Min Vol USA ETF	173,001	9,065,252
iShares Edge MSCI USA Momentum Factor ETF	89,806	9,001,255
iShares Edge MSCI USA Quality Factor ETF	116,752	8,961,884
iShares Edge MSCI USA Size Factor ETF	71,586	5,485,635
iShares Edge MSCI USA Value Factor ETF	121,019	8,782,349

		41,296,375

Total Exchange-Traded Funds (Cost $53,227,049)		55,099,990

Total Investments (Cost $53,227,049)		55,099,990
Net Other Assets (Liabilities) - 0.0% (A)		1,887

Net Assets - 100.0%		$ 55,101,877

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$55,099,990	$—	$—	$55,099,990

Total Investments	$55,099,990	$—	$—	$55,099,990

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Unaffiliated investments, at value (cost $53,227,049)	$55,099,990
Cash	5,495
Receivables and other assets:
Investments sold	187,368
Shares of beneficial interest sold	10,469
Dividends and/or distributions	10,494

Total assets	55,313,816

Liabilities:
Payables and other liabilities:
Investments purchased	166,923
Shares of beneficial interest redeemed	1,476
Investment management fees	10,823
Distribution and service fees	12,043
Transfer agent costs	260
Trustees, CCO and deferred compensation fees	148
Audit and tax fees	13,739
Custody fees	4,843
Legal fees	413
Printing and shareholder reports fees	783
Other accrued expenses	488

Total liabilities	211,939

Net assets	$55,101,877

Net assets consist of:
Capital stock ($0.01 par value)	$45,886
Additional paid-in capital	50,427,886
Total distributable earnings (accumulated losses)	4,628,105

Net assets	$55,101,877

Shares outstanding	4,588,590

Net asset value and offering price per share	$12.01

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from unaffiliated investments	$1,355,679

Total investment income	1,355,679

Expenses:
Investment management fees	193,276
Distribution and service fees	161,063
Transfer agent costs	1,006
Trustees, CCO and deferred compensation fees	2,108
Audit and tax fees	17,551
Custody fees	11,255
Legal fees	3,630
Printing and shareholder reports fees	2,290
Other	1,673

Total expenses before waiver and/or reimbursement and recapture	393,852

Expense waived and/or reimbursed	(34,212)
Recapture of previously waived and/or reimbursed fees	1,143

Net expenses	360,783

Net investment income (loss)	994,896

Net realized gain (loss) on:
Unaffiliated investments	1,920,048

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(6,058,613)

Net realized and change in unrealized gain (loss)	(4,138,565)

Net increase (decrease) in net assets resulting from operations	$(3,143,669)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$994,896	$725,671
Net realized gain (loss)	1,920,048	646,306
Net change in unrealized appreciation (depreciation)	(6,058,613)	8,082,591

Net increase (decrease) in net assets resulting from operations	(3,143,669)	9,454,568

Distributions (A):
Dividends and/or distributions to shareholders	(1,484,315)	—
Dividends and/or distributions to shareholders from:
Net investment income	—	(255,459)
Net realized gains	—	(47,245)

Total dividends and/or distributions to shareholders	(1,484,315)	(302,704)

Capital share transactions:
Proceeds from shares sold	9,482,780	34,604,061
Dividends and/or distributions reinvested	1,484,315	302,704
Cost of shares redeemed	(12,221,195)	(7,456,812)

Net increase (decrease) in net assets resulting from capital share transactions	(1,254,100)	27,449,953

Net increase (decrease) in net assets	(5,882,084)	36,601,817

Net assets:
Beginning of year	60,983,961	24,382,144

End of year	$55,101,877	$60,983,961

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$700,610

Capital share transactions - shares:
Shares issued	726,014	3,011,689
Shares reinvested	111,018	25,675
Shares redeemed	(949,182)	(638,966)

Net increase (decrease) in shares outstanding	(112,150)	2,398,398

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$12.97	$10.59	$10.00

Investment operations:
Net investment income (loss) (B)	0.20	0.19	0.35
Net realized and unrealized gain (loss)	(0.86)	2.26	0.24	(C)

Total investment operations	(0.66)	2.45	0.59

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.06)	—
Net realized gains	(0.15)	(0.01)	—

Total dividends and/or distributions to shareholders	(0.30)	(0.07)	—

Net asset value, end of period/year	$12.01	$12.97	$10.59

Total return	(5.32)%	23.23%	5.90	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$55,102	$60,984	$24,382
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.61%	0.63%	1.18	%(F)
Including waiver and/or reimbursement and recapture (G)	0.56%	0.56%	0.56	%(F)
Net investment income (loss) to average net assets	1.54%	1.58%	4.31	%(F)
Portfolio turnover rate	14%	16%	20	%(D)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Annualized.
(G)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2019. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Equity Smart Beta 100 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available (A)			Total
2016 (B)	2017	2018
$ 29,405	$ 8,361	$ 1,999	$ 39,765

(A)	Certain fees are not available for recapture by TAM.
(B)	Commenced operations on March 21, 2016.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 9,240,030	$ 10,917,312

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution redesignations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 53,259,252	$ 2,258,181	$ (417,443)	$ 1,840,738

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 890,391	$ 593,924	$ —	$ 302,704	$ —	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 929,513	$ 1,857,854	$ —	$ —	$ —	$ 1,840,738

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. LEGAL PROCEEDINGS (continued)

penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Equity Smart Beta 100 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Equity Smart Beta 100 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from March 21, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Equity Smart Beta 100 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $593,924 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 436,647	$ 38,312

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

(unaudited)

MARKET ENVIRONMENT

After a stellar performance in 2017, equities around the globe posed a major challenge to investors in 2018. It was the first calendar year since 2015 to bring net losses to the global benchmark MSCI ACWI ex-U.S. Index, and the first year since 2008 to bring negative returns to the S&P 500®. Throughout the year, investor outlook was plagued with political risks, worries regarding global trade, the U.S. Federal Reserve (“Fed”) tightening program in the U.S., and general signs of weakening global economic growth.

The turmoil kicked off in February of 2018 with a sharp sell-off in U.S. markets that included the largest ever single-day point drop in the Dow Jones Industrial Average, and took most major market indices into sharp drawdowns. However, by the second half of the month, equity markets were on the mend, and the S&P 500® recovered half its losses by mid-February. Regardless, the February drawdown brought about a markedly higher regime for volatility, which set the tone for the rest of the year.

Equities recovered modestly in the second quarter of 2018, but exhibited declining volatility, and the third quarter was a generally positive quarter, with the exception of emerging markets. By contrast, the fourth quarter brought most equities to the brink of bear market territory, and reinforced fears that centered on slowing global growth and trade disputes between the U.S. and China. After dovish comments from the Fed, U.S. equities staged a record breaking rally on December 26th, including a 4.96% return for the S&P 500®. Fixed income benefited from safe haven buying in the fourth quarter, and erased much of the losses from earlier in the year, leaving major indices flat to negative for the year ended December 31, 2018.

PERFORMANCE

For the year ended December 31, 2018, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP, Service Class returned -7.76%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation Managed Risk – Balanced VP Blended Benchmark, returned -8.76%, and -3.83%, respectively.

STRATEGY REVIEW

The Transamerica Blackrock Global Allocation Managed Risk – Balanced VP Portfolio aims to invest at least 80% of its total assets in the Transamerica Blackrock Global Allocation VP Portfolio, a highly diversified global portfolio that, over time, tends to be relatively balanced between equity and debt securities. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage the Portfolio’s volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmark in 2018 due in large part to the underperformance of the underlying holding relative to the benchmark. Additionally, periods during which equities rallied in the wake of a significant volatile event contributed to underperformance. During volatile market events, the Portfolio typically seeks a defensive allocation with reduced exposure to equity markets, and therefore may not fully participate in a quick recovery. The Portfolio underperformed in the first quarter of 2018, mainly due to the Portfolio’s reduced equity allocation following the sharp selloff and recovery which occurred in February. From the start of the fourth quarter through December 24th the Portfolio’s risk managed strategy enabled the Portfolio to reduce volatility and lower maximum drawdown relative to the underlying holding.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Adam Schenck, CFA

Maria Schiopu

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	95.1%
Repurchase Agreement	3.6
Net Other Assets (Liabilities) ^	1.3
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Service Class	(7.76)%	(0.03)%	11/10/2014
FTSE World Index (A)	(8.76)%	4.81%
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP Blended Benchmark (B) (C) (D) (E) (F)	(3.83)%	3.28%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation Managed Risk – Balanced VP Blended Benchmark is composed of the following benchmarks: 30% S&P 500®, 20% FTSE World Index ex-U.S., 30% ICE BofAML Current 5-Year U.S. Treasury Index and 20% FTSE Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The ICE BofAML Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The FTSE Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$944.40	$2.79	$1,022.30	$2.91	0.57%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
INVESTMENT COMPANY - 95.1%
International Mixed Allocation Fund - 95.1%
Transamerica Blackrock Global Allocation VP (A)	25,873,293	$ 217,594,398

Total Investment Company (Cost $238,858,649)		217,594,398

Principal	Value
REPURCHASE AGREEMENT - 3.6%

Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $8,151,460 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $8,314,855.

$ 8,150,803	$ 8,150,803

Total Repurchase Agreement (Cost $8,150,803)	8,150,803

Total Investments (Cost $247,009,452)	225,745,201
Net Other Assets (Liabilities) - 1.3%	2,882,159

Net Assets - 100.0%	$ 228,627,360

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	Short	(8)	03/15/2019	$(559,297)	$(539,600)	$19,697	$—
EUR Currency	Short	(48)	03/18/2019	(6,899,030)	(6,913,500)	—	(14,470)
EURO STOXX 50® Index	Short	(197)	03/15/2019	(6,863,879)	(6,712,695)	151,184	—
FTSE 100 Index	Short	(16)	03/15/2019	(1,370,854)	(1,358,010)	12,844	—
GBP Currency	Short	(18)	03/18/2019	(1,433,561)	(1,438,875)	—	(5,314)
JPY Currency	Short	(74)	03/18/2019	(8,294,978)	(8,483,175)	—	(188,197)
MSCI Emerging Markets Index	Short	(141)	03/15/2019	(6,884,464)	(6,815,940)	68,524	—
Nikkei 225 Index	Short	(45)	03/07/2019	(8,521,994)	(8,211,304)	310,690	—
S&P 500® E-Mini Index	Short	(236)	03/15/2019	(30,473,068)	(29,562,024)	911,044	—
S&P Midcap 400® E-Mini Index	Short	(23)	03/15/2019	(3,974,263)	(3,823,060)	151,203	—

Total						$1,625,186	$(207,981)

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$217,594,398	$—	$—	$217,594,398
Repurchase Agreement	—	8,150,803	—	8,150,803

Total Investments	$217,594,398	$8,150,803	$—	$225,745,201

Other Financial Instruments
Futures Contracts (D)	$1,625,186	$—	$—	$1,625,186

Total Other Financial Instruments	$1,625,186	$—	$—	$1,625,186

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(207,981)	$—	$—	$(207,981)

Total Other Financial Instruments	$(207,981)	$—	$—	$(207,981)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest, dividends, realized and unrealized gains/(losses), if any, are broken out within the Statement of Operations.
(B)	Rate disclosed reflects the yield at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $238,858,649)	$217,594,398
Repurchase agreement, at value (cost $8,150,803)	8,150,803
Cash	411
Cash collateral pledged at broker for:
Futures contracts	3,207,877
Receivables and other assets:
Shares of beneficial interest sold	127,584
Interest	328

Total assets	229,081,401

Liabilities:
Payables and other liabilities:
Investment management fees	51,654
Distribution and service fees	48,776
Transfer agent costs	925
Trustees, CCO and deferred compensation fees	608
Audit and tax fees	15,228
Custody fees	18,698
Legal fees	1,352
Printing and shareholder reports fees	7,509
Other accrued expenses	1,684
Variation margin payable on futures contracts	307,607

Total liabilities	454,041

Net assets	$228,627,360

Net assets consist of:
Capital stock ($0.01 par value)	$253,776
Additional paid-in capital	247,553,437
Total distributable earnings (accumulated losses)	(19,179,853)

Net assets	$228,627,360

Shares outstanding	25,377,572

Net asset value and offering price per share	$9.01

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$8,888,954
Interest income from unaffiliated investments	104,408

Total investment income	8,993,362

Expenses:
Investment management fees	634,199
Distribution and service fees	566,249
Transfer agent costs	3,432
Trustees, CCO and deferred compensation fees	7,487
Audit and tax fees	19,573
Custody fees	39,019
Legal fees	11,870
Printing and shareholder reports fees	10,285
Other	4,568

Total expenses before waiver and/or reimbursement and recapture	1,296,682

Expense waived and/or reimbursed	(18,337)
Recapture of previously waived and/or reimbursed fees	12,712

Net expenses	1,291,057

Net investment income (loss)	7,702,305

Net realized gain (loss) on:
Affiliated investments	411
Futures contracts	(1,967,353)
Foreign currency transactions	6

Net realized gain (loss)	(1,966,936)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(26,001,040)
Futures contracts	1,417,205
Translation of assets and liabilities denominated in foreign currencies	(991)

Net change in unrealized appreciation (depreciation)	(24,584,826)

Net realized and change in unrealized gain (loss)	(26,551,762)

Net increase (decrease) in net assets resulting from operations	$(18,849,457)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$7,702,305	$2,717,838
Net realized gain (loss)	(1,966,936)	1
Net change in unrealized appreciation (depreciation)	(24,584,826)	19,401,117

Net increase (decrease) in net assets resulting from operations	(18,849,457)	22,118,956

Distributions (A):
Dividends and/or distributions to shareholders	(2,719,313)	—
Dividends and/or distributions to shareholders from:
Net investment income	—	(1,296,982)

Total dividends and/or distributions to shareholders	(2,719,313)	(1,296,982)

Capital share transactions:
Proceeds from shares sold	49,664,260	31,984,501
Dividends and/or distributions reinvested	2,719,313	1,296,982
Cost of shares redeemed	(9,952,393)	(15,764,342)

Net increase (decrease) in net assets resulting from capital share transactions	42,431,180	17,517,141

Net increase (decrease) in net assets	20,862,410	38,339,115

Net assets:
Beginning of year	207,764,950	169,425,835

End of year	$228,627,360	$207,764,950

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$2,667,819

Capital share transactions - shares:
Shares issued	5,117,210	3,417,306
Shares reinvested	281,794	136,668
Shares redeemed	(1,047,877)	(1,683,908)

Net increase (decrease) in shares outstanding	4,351,127	1,870,066

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014 (A)
Net asset value, beginning of period/year	$9.88		$8.84	$9.59		$9.93	$10.00

Investment operations:
Net investment income (loss) (B)	0.33		0.13	0.07	(C)	0.41	(0.01)
Net realized and unrealized gain (loss)	(1.09)		0.97	(0.03	)(D)	(0.75)	(0.06)

Total investment operations	(0.76)		1.10	0.04		(0.34)	(0.07)

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.06)	(0.18)		—	—
Net realized gains	—		—	(0.61)		—	—

Total dividends and/or distributions to shareholders	(0.11)		(0.06)	(0.79)		—	—

Net asset value, end of period/year	$9.01		$9.88	$8.84		$9.59	$9.93

Total return	(7.76)%		12.51%	0.37%		(3.42)%	(0.70	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$228,627		$207,765	$169,426		$131,427	$9,811
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.57%		0.56%	0.59%		0.60%	2.31	%(G)
Including waiver and/or reimbursement and recapture	0.57	%(H)	0.57%	0.57	%(C)	0.57%	0.57	%(G)
Net investment income (loss) to average net assets	3.40%		1.42%	0.79	%(C)	4.16%	(0.57	)%(G)
Portfolio turnover rate	—%		—%	—%		—%	—	%(E)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios , if any, are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios, if any, are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$1,625,186	$—	$—	$1,625,186
Total	$—	$—	$1,625,186	$—	$—	$1,625,186

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(207,981)	$—	$—	$—	$(207,981)
Total	$—	$(207,981)	$—	$—	$—	$(207,981)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$86,261	$(2,053,614)	$—	$—	$(1,967,353)
Total	$—	$86,261	$(2,053,614)	$—	$—	$(1,967,353)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(207,981)	$1,625,186	$—	$—	$1,417,205
Total	$—	$(207,981)	$1,625,186	$—	$—	$1,417,205

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ —	$ (20,549,996)

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2018, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica BlackRock Global Allocation VP	94.99%

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2 billion	0.28%
Over $2 billion up to $4 billion	0.27
Over $4 billion up to $6 billion	0.25
Over $6 billion up to $8 billion	0.24
Over $8 billion up to $10 billion	0.23
Over $10 billion	0.22

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.57%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2016	2017	2018	Total
$ 30,457	$ 6,762	$ 18,337	$ 55,556

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 36,669,915	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ 1	$ (1)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 247,009,452	$ 310,617	$ (21,264,251)	$ (20,953,634)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 2,992,595	$ 2,883,449

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,719,313	$ —	$ —	$ 1,296,982	$ —	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,650,817	$ —	$ (5,876,044)	$ —	$ —	$ (20,954,626)

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. These amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly,

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from November 10, 2014 (commencement of Operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from November 10, 2014 (commencement of Operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

(unaudited)

MARKET ENVIRONMENT

After a stellar performance in 2017, equities around the globe posed a major challenge to investors in 2018. It was the first calendar year since 2015 to bring net losses to global benchmark MSCI ACWI ex-U.S. Index, and the first year since 2008 to bring negative returns to the S&P 500®. Throughout the year, investor outlook was plagued with political risks, worries regarding global trade, the U.S. Federal Reserve (“Fed”) tightening program in the U.S., and general signs of weakening global economic growth.

The turmoil kicked off in February of 2018 with a sharp sell-off in U.S. markets that included the largest ever single-day point drop in the Dow Jones Industrial Average, and took most major market indices into sharp drawdowns. However, by the second half of the month, equity markets were on the mend, and the S&P 500® recovered half its losses by mid-February. Regardless, the February drawdown brought about a markedly higher regime for volatility, which set the tone for the rest of the year.

Equities recovered modestly in the second quarter of 2018, but exhibited declining volatility, and the third quarter was a generally positive quarter, with the exception of emerging markets. By contrast, the fourth quarter brought most equities to the brink of bear market territory, and reinforced fears that centered on slowing global growth and trade disputes between U.S. and China. After dovish comments from the Fed, U.S. equities staged a record breaking rally on December 26th, including a 4.96% return for the S&P 500®. Fixed income benefited from safe haven buying in the fourth quarter, and erased much of the losses from earlier in the year, leaving major indices flat to negative for the year ended December 31, 2018.

PERFORMANCE

For the year ended December 31, 2018, Transamerica BlackRock Global Allocation Managed Risk – Growth VP, Service Class returned -10.16%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation Managed Risk – Growth VP Blended Benchmark, returned -8.76%, and -5.53%, respectively.

STRATEGY REVIEW

The Transamerica Blackrock Global Allocation Managed Risk – Growth VP Portfolio aims to invest at least 80% of its total assets in the Transamerica Blackrock Global Allocation VP Portfolio, a highly diversified global portfolio that, over time, tends to be relatively balanced between equity and debt securities. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage the Portfolio’s volatility and help protect against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. Additionally, during calm rising markets, the MMRS seeks to increase the Portfolio’s exposure to equities by up to 25%. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmark in 2018. This underperformance was primarily related to two circumstances: first, sharp drawdowns occurring after a period of relatively low volatility, during which the Portfolio increased equity exposure, and second, when equities rallied in the wake of a significant volatile event, during which the Portfolio typically decreased its equity allocation. The first circumstance occurred both in February and in October of 2018 when after a period of relatively low volatility the markets experienced sharp declines. The second circumstance occurred in December of 2018 when the Portfolio underperformed due to decreased equity allocation during the rapid rally of the last few days of the year. Additionally, the underlying holding underperformed relative to the benchmark in 2018.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Adam Schenck, CFA

Maria Schiopu

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	95.2%
Repurchase Agreement	3.8
Net Other Assets (Liabilities) ^	1.0
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Service Class	(10.16)%	(0.18)%	11/10/2014
FTSE World Index (A)	(8.76)%	4.81%
Transamerica BlackRock Global Allocation Managed Risk - Growth VP Blended Benchmark (B) (C) (D) (E) (F)	(5.53)%	4.10%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation Managed Risk – Growth VP Blended Benchmark is composed of the following benchmarks: 42% S&P 500®, 28% FTSE World Index ex-U.S., 18% ICE BofAML Current 5-Year U.S. Treasury Index and 12% FTSE Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The ICE BofAML Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The FTSE Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$928.60	$2.92	$1,022.20	$3.06	0.60%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
INVESTMENT COMPANY - 95.2%
International Mixed Allocation Fund - 95.2%
Transamerica Blackrock Global Allocation VP (A)	21,364,229	$ 179,673,168

Total Investment Company (Cost $197,171,633)		179,673,168

Principal	Value
REPURCHASE AGREEMENT - 3.8%

Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $7,090,321 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $7,232,716.

$ 7,089,750	$ 7,089,750

Total Repurchase Agreement (Cost $7,089,750)	7,089,750

Total Investments (Cost $204,261,383)	186,762,918
Net Other Assets (Liabilities) - 1.0%	1,829,146

Net Assets - 100.0%	$ 188,592,064

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	Short	(5)	03/15/2019	$(347,189)	$(337,250)	$9,939	$—
EUR Currency	Short	(14)	03/18/2019	(2,014,664)	(2,016,438)	—	(1,774)
EURO STOXX 50® Index	Short	(138)	03/15/2019	(4,777,429)	(4,702,294)	75,135	—
FTSE 100 Index	Short	(12)	03/15/2019	(1,022,884)	(1,018,507)	4,377	—
GBP Currency	Short	(5)	03/18/2019	(398,152)	(399,687)	—	(1,535)
JPY Currency	Short	(49)	03/18/2019	(5,508,011)	(5,617,238)	—	(109,227)
MSCI Emerging Markets Index	Short	(100)	03/15/2019	(4,845,550)	(4,834,000)	11,550	—
Nikkei 225 Index	Short	(33)	03/07/2019	(6,190,495)	(6,021,623)	168,872	—
S&P 500® E-Mini Index	Short	(165)	03/15/2019	(20,922,310)	(20,667,900)	254,410	—
S&P Midcap 400® E-Mini Index	Short	(16)	03/15/2019	(2,709,138)	(2,659,520)	49,618	—

Total						$573,901	$(112,536)

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$179,673,168	$—	$—	$179,673,168
Repurchase Agreement	—	7,089,750	—	7,089,750

Total Investments	$179,673,168	$7,089,750	$—	$186,762,918

Other Financial Instruments
Futures Contracts (D)	$573,901	$—	$—	$573,901

Total Other Financial Instruments	$573,901	$—	$—	$573,901

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(112,536)	$—	$—	$(112,536)

Total Other Financial Instruments	$(112,536)	$—	$—	$(112,536)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest, dividends, realized and unrealized gains/(losses), if any, are broken out within the Statement of Operations.
(B)	Rate disclosed reflects the yield at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $197,171,633)	$179,673,168
Repurchase agreement, at value (cost $7,089,750)	7,089,750
Cash	496
Cash collateral pledged at broker for:
Futures contracts	2,192,445
Receivables and other assets:
Interest	286

Total assets	188,956,145

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	14,573
Investment management fees	40,711
Distribution and service fees	40,843
Transfer agent costs	803
Trustees, CCO and deferred compensation fees	508
Audit and tax fees	15,152
Custody fees	28,523
Legal fees	1,386
Printing and shareholder reports fees	9,551
Other accrued expenses	1,620
Variation margin payable on futures contracts	210,411

Total liabilities	364,081

Net assets	$188,592,064

Net assets consist of:
Capital stock ($0.01 par value)	$211,648
Additional paid-in capital	208,044,407
Total distributable earnings (accumulated losses)	(19,663,991)

Net assets	$188,592,064

Shares outstanding	21,164,768

Net asset value and offering price per share	$8.91

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$7,816,030
Interest income from unaffiliated investments	101,428

Total investment income	7,917,458

Expenses:
Investment management fees	638,593
Distribution and service fees	532,161
Transfer agent costs	3,271
Trustees, CCO and deferred compensation fees	6,932
Audit and tax fees	19,574
Custody fees	58,702
Legal fees	11,532
Printing and shareholder reports fees	12,714
Other	4,520

Total expenses before waiver and/or reimbursement and recapture	1,287,999

Expense waived and/or reimbursed	(29,059)
Recapture of previously waived and/or reimbursed fees	18,257

Net expenses	1,277,197

Net investment income (loss)	6,640,261

Net realized gain (loss) on:
Affiliated investments	(2,213,103)
Futures contracts	(5,631,870)
Foreign currency transactions	7,334

Net realized gain (loss)	(7,837,639)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(20,653,481)
Futures contracts	(300,532)
Translation of assets and liabilities denominated in foreign currencies	136,896

Net change in unrealized appreciation (depreciation)	(20,817,117)

Net realized and change in unrealized gain (loss)	(28,654,756)

Net increase (decrease) in net assets resulting from operations	$(22,014,495)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$6,640,261	$2,570,324
Net realized gain (loss)	(7,837,639)	7,514,468
Net change in unrealized appreciation (depreciation)	(20,817,117)	20,670,191

Net increase (decrease) in net assets resulting from operations	(22,014,495)	30,754,983

Distributions (A):
Dividends and/or distributions to shareholders	(4,435,064)	—
Dividends and/or distributions to shareholders from
Net investment income	—	(1,230,295)

Total dividends and/or distributions to shareholders	(4,435,064)	(1,230,295)

Capital share transactions:
Proceeds from shares sold	14,610,373	30,316,217
Dividends and/or distributions reinvested	4,435,064	1,230,295
Cost of shares redeemed	(22,477,295)	(18,414,073)

Net increase (decrease) in net assets resulting from capital share transactions	(3,431,858)	13,132,439

Net increase (decrease) in net assets	(29,881,417)	42,657,127

Net assets:
Beginning of year	218,473,481	175,816,354

End of year	$188,592,064	$218,473,481

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$2,627,815

Capital share transactions - shares:
Shares issued	1,469,616	3,156,322
Shares reinvested	454,878	129,233
Shares redeemed	(2,323,284)	(2,037,357)

Net increase (decrease) in shares outstanding	(398,790)	1,248,198

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014 (A)
Net asset value, beginning of period/year	$10.13	$8.65		$9.39		$9.89	$10.00

Investment operations:
Net investment income (loss) (B)	0.31	0.13		0.06	(C)	0.39	(0.01)
Net realized and unrealized gain (loss)	(1.32)	1.41		(0.08)		(0.89)	(0.10)

Total investment operations	(1.01)	1.54		(0.02)		(0.50)	(0.11)

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.06)		(0.19)		—	—
Net realized gains	(0.08)	—		(0.53)		—	—

Total dividends and/or distributions to shareholders	(0.21)	(0.06)		(0.72)		—	—

Net asset value, end of period/year	$8.91	$10.13		$8.65		$9.39	$9.89

Total return	(10.16)%	17.87%		(0.19)%		(5.06)%	(1.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$188,592	$218,473		$175,816		$155,154	$10,960
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.61%	0.60%		0.63%		0.63%	2.31	%(F)
Including waiver and/or reimbursement and recapture	0.60%	0.61	%(G)	0.61	%(C)	0.60%	0.60	%(F)
Net investment income (loss) to average net assets	3.12%	1.36%		0.72	%(C)	4.01%	(0.60	)%(F)
Portfolio turnover rate	3%	4%		2%		—%	—	%(D)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Annualized.
(G)	Includes interest fee on cash at broker transactions, representing 0.01% of average net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$573,901	$—	$—	$573,901
Total	$—	$—	$573,901	$—	$—	$573,901

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(112,536)	$—	$—	$—	$(112,536)
Total	$—	$(112,536)	$—	$—	$—	$(112,536)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(384,468)	$(5,247,402)	$—	$—	$(5,631,870)
Total	$—	$(384,468)	$(5,247,402)	$—	$—	$(5,631,870)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(424,185)	$123,653	$—	$—	$(300,532)
Total	$—	$(424,185)	$123,653	$—	$—	$(300,532)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 36,777,200	$ (6,094,290)

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2018, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica BlackRock Global Allocation VP	95.09%

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2 billion	0.30%
Over $2 billion up to $4 billion	0.29
Over $4 billion up to $6 billion	0.27
Over $6 billion up to $8 billion	0.26
Over $8 billion up to $10 billion	0.25
Over $10 billion	0.24

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.60%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2016	2017	2018	Total
$ 18,521	$ 8,539	$ 29,059	$ 56,119

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 6,005,248	$ 16,857,527

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses and distribution redesignation. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 205,306,921	$ 168,528	$ (18,544,003)	$ (18,375,475)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 2,794,644	$ 5,072,000

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,097,136	$ 337,928	$ —	$ 1,230,295	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,519,563	$ —	$ (7,866,644)	$ —	$ —	$ (18,316,910)

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. These amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Allocation Managed Risk – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation Managed Risk – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from November 10, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from November 10, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $337,928 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

Calendar year 2018 proved to be challenging for investors all around the world and across asset classes. The breadth of negative returns was remarkable, as the majority of asset classes posted negative returns—a stark contrast to the few asset classes that declined in 2017.

After more than a year of gains, volatility returned during the first few months of 2018. While this represented a reversion to the long-term average, the new regime marked a significant departure from 2017. Despite increased volatility in the first quarter of 2018, global economic growth remained firm through the following quarter, led by the U.S., which was supported by strong job growth, improving wages and fiscal stimulus. Muted earnings growth and political risks were a theme throughout Europe, while U.S./China trade concerns continued to pose risks to Asian equity markets. Volatility returned to the markets in the fourth quarter as a result of tightening financial conditions in the first three quarters of the year evident in rising interest rates, rising oil prices and a strong U.S. dollar, as well as increased worries around U.S./China trade tensions.

PERFORMANCE

For the year ended December 31, 2018, Transamerica BlackRock Global Allocation VP, Service Class returned -7.62%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation VP Blended Benchmark, returned -8.76% and -4.67%, respectively.

STRATEGY REVIEW

Within equities, an overweight to Japan and an underweight to the United States detracted from performance. Exposure to European financials negatively influenced returns. From a sector perspective, an overweight and stock selection within energy weighed on returns, as did stock selection within technology, healthcare, consumer discretionary, materials, and real estate. Broadly speaking, an underweight to fixed income negatively impacted returns. Within fixed income, an overweight to U.S. duration and an overweight to select emerging market government bonds weighed on performance. Exposure to commodity-related securities detracted.

Within equities, an overweight to India positively impacted returns. From a sector perspective, an overweight to healthcare and underweight positioning in consumer staples, financials and industrials contributed to performance. Stock selection within utilities and industrials was additive. The Portfolio also benefited from an exposure to cash and cash equivalents. Currency management, notably an underweight to the euro and an overweight to the U.S. dollar, contributed to performance.

While we still favor equities relative to fixed income, we have positioned the Portfolio more defensively to reflect a less benign environment for risk assets. Within equities, we are focused on stocks that feature some combination of low economic cyclicality, pricing power and low financial leverage, as companies with these characteristics may be more resilient during periods of market volatility and less sensitive to a rise in interest rates. Within fixed income, we are also focused on quality, with the majority of exposure in U.S. Treasurys. In addition, it is important to diversify equity risks more broadly and hold exposure to cash, gold, the U.S. dollar and the Japanese yen to help manage volatility. In this environment, it is prudent to remain vigilant for changes in the correlation characteristics between asset classes.

During the period, the Portfolio’s overall equity allocation decreased from 62% to 58% of net assets. Within equities, the Portfolio decreased exposure to Japan and to Europe, notably the U.K., Germany and France, and increased exposure to Canada and Brazil. From a sector perspective, the Portfolio decreased exposure to information technology, financials, industrials and consumer discretionary, and increased exposure to healthcare, consumer staples and communication services. The Portfolio’s allocation to fixed income increased from 29% to 31% of net assets. Within fixed income, the Portfolio increased exposure to government bonds and corporate credit. The Portfolio’s allocation to commodity-related securities decreased from 4% to 2% of net assets.

Reflecting the above changes, the Portfolio’s cash equivalents increased from 5% to 9% of net assets. Over the 12-month period ended December 31, 2018, the Portfolio’s cash position helped mitigate Portfolio volatility and served as a source of funds for new investments.

As of December 31, 2018, as compared to its blended benchmark, the Portfolio was underweight equities and fixed income, and was overweight commodity-related and cash equivalents. Within equities, the Portfolio was overweight Asia, and underweight the United States and Europe. Within Asia, the Portfolio was overweight Japan, China and India, and underweight Australia. Within Europe, the Portfolio was overweight the Netherlands, and underweight the U.K., Germany and Switzerland. From a sector perspective, the Portfolio was overweight communication services, energy and healthcare, and underweight financials, information technology, industrials and consumer discretionary. Within fixed income, the Portfolio was underweight developed market government bonds and overweight corporate bonds. With respect to currency exposure, the Portfolio was overweight the U.S. dollar, Indian rupee, and Hong Kong dollar, and underweight the euro, Australian dollar, Swiss franc and British pound.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Dan Chamby, CFA

David Clayton, CFA

Kent Hogshire, CFA

Russ Koesterich, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	57.1%
U.S. Government Obligations	22.7
Short-Term U.S. Government Obligations	7.3
Corporate Debt Securities	5.1
Foreign Government Obligations	2.8
Short-Term Foreign Government Obligations	2.0
Exchange-Traded Funds	1.3
Other Investment Company	1.2
Preferred Stocks	0.7
Convertible Preferred Stocks	0.4
Repurchase Agreements	0.3
Convertible Bonds	0.2
Over-the-Counter Options Purchased	0.2
Master Limited Partnership	0.2
Loan Assignments	0.1
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Over-the-Counter Interest Rate Swaptions Purchased	0.0 *
Common Stocks Sold Short	(0.3)
Net Other Assets (Liabilities) ^	(1.3)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(7.40)%	2.24%	3.25%	05/01/2011
Service Class	(7.62)%	1.96%	6.14%	05/01/2009
FTSE World Index (A)	(8.76)%	4.91%	10.53%
Transamerica BlackRock Global Allocation VP Blended Benchmark (B) (C) (D) (E) (F)	(4.67)%	3.87%	7.76%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation VP Blended Benchmark is composed of the following benchmarks: 36% S&P 500®, 24% FTSE World Index ex-U.S., 24% ICE BofAML Current 5-Year U.S. Treasury Index, and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The ICE BofAML Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(E) The FTSE Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S., and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

(F) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$938.90	$3.96	$1,021.10	$4.13	0.81%
Service Class	1,000.00	938.30	5.18	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 57.0%
Australia - 0.1%
AGL Energy, Ltd.	14,127	$ 204,977
BHP Group, Ltd.	1,799	43,374
Coles Group, Ltd. (A)	2,087	17,258
Newcrest Mining, Ltd.	54,029	829,606
Quintis Pty, Ltd. (B) (C) (D) (N)	1,725,383	881,094
Stockland, REIT	24,428	60,565
Telstra Corp., Ltd.	1,829	3,671
Woolworths Group, Ltd.	4,415	91,487

		2,132,032

Belgium - 0.2%
Anheuser-Busch InBev SA	55,730	3,684,297

Brazil - 0.7%
Azul SA, ADR (A) (E)	207,560	5,747,336
Banco do Brasil SA	8,740	104,630
Banco Santander Brasil SA	2,497	27,459
Hapvida Participacoes e Investimentos SA (F)	247,576	1,993,000
Notre Dame Intermedica Participacoes SA (A)	442,197	3,315,974
Petrobras Distribuidora SA	2,760	18,276
Suzano Papel e Celulose SA	2,385	23,457
TIM Participacoes SA	5,705	17,427

		11,247,559

Canada - 1.5%
Canadian Natural Resources, Ltd.	1,195	28,833
Canadian Pacific Railway, Ltd.	347	61,571
Enbridge, Inc.	230,146	7,149,496
Encana Corp.	277,470	1,603,777
Goldcorp, Inc. (E)	669	6,552
Husky Energy, Inc.	7,547	78,002
Imperial Oil, Ltd.	3,077	77,962
Manulife Financial Corp.	11,573	164,202
Nutrien, Ltd. (E)	3,063	143,861
Rogers Communications, Inc., Class B	2,142	109,767
Suncor Energy, Inc.	212,705	5,940,845
Teck Resources, Ltd., Class B	3,988	85,854
TransCanada Corp. (E)	194,230	6,935,769
Wheaton Precious Metals Corp.	25,376	495,364

		22,881,855

China - 1.5%
Agile Group Holdings, Ltd.	54,000	63,513
Agricultural Bank of China, Ltd., H Shares	101,000	44,241
Alibaba Group Holding, Ltd., ADR (A)	25,373	3,477,877
Angang Steel Co., Ltd., Class H	64,000	44,135
Angel Yeast Co., Ltd., A Shares	184,150	679,404
Anhui Conch Cement Co., Ltd., H Shares	15,000	72,792
BAIC Motor Corp., Ltd., H Shares (F)	7,000	3,692
Baidu, Inc., ADR (A)	455	72,163
Bank of China, Ltd., Class H	31,000	13,381
Beijing Capital International Airport Co., Ltd., Class H	720,000	764,089
China CITIC Bank Corp., Ltd., Class H	120,000	72,946
China Communications Construction Co., Ltd., Class H	4,000	3,780
China Construction Bank Corp., Class H	51,000	42,074
China National Building Material Co., Ltd., H Shares	38,000	26,011
China Petroleum & Chemical Corp., H Shares	290,000	207,024
China Shenhua Energy Co., Ltd., Class H	51,000	111,763

	Shares	Value
COMMON STOCKS (continued)
China (continued)
CNOOC, Ltd.	139,000	$ 214,788
Country Garden Holdings Co., Ltd.	33,000	40,162
Country Garden Services Holdings Co., Ltd. (A)	26,149	41,542
Dongfeng Motor Group Co., Ltd., Class H	26,000	23,574
Fosun International, Ltd.	84,500	123,019
Guangzhou Automobile Group Co., Ltd., Class H	48,000	47,874
Industrial & Commercial Bank of China, Ltd., Class H	323,000	230,582
Jiangsu Expressway Co., Ltd., H Shares	12,000	16,735
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., A Shares	44,200	612,533
Kweichow Moutai Co., Ltd., A Shares	25,600	2,211,295
Luzhou Laojiao Co., Ltd., A Shares	111,800	663,944
Meituan Dianping, Class B (A) (E)	62,089	348,089
Momo, Inc., ADR (A)	628	14,915
New Oriental Education & Technology Group, Inc., ADR (A)	1,185	64,950
PetroChina Co., Ltd., Class H	24,000	14,957
Ping An Healthcare and Technology Co., Ltd. (A) (E) (F)	420,600	1,482,480
Ping An Insurance Group Co. of China, Ltd., H Shares	2,000	17,662
SINA Corp. (A)	2,468	132,384
Sinopec Shanghai Petrochemical Co., Ltd., Class H	228,000	99,871
Tencent Holdings, Ltd.	220,300	8,833,944
Tingyi Holding Corp.	24,000	32,059
Tsingtao Brewery Co., Ltd., Class H	6,000	24,213
Want Want China Holdings, Ltd.	756,000	529,070
Wuliangye Yibin Co., Ltd., A Shares	83,500	620,928
Yanzhou Coal Mining Co., Ltd., H Shares	40,000	32,284
Yum China Holdings, Inc.	13,533	453,761
Zhejiang Expressway Co., Ltd., H Shares	56,000	48,559
Zijin Mining Group Co., Ltd., H Shares	72,000	27,309

		22,702,368

Czech Republic - 0.0% (G)
CEZ AS	28,732	684,918

Denmark - 0.1%
Carlsberg A/S, Class B	2,366	251,693
Danske Bank A/S	3,815	75,737
Novo Nordisk A/S, Class B	23,678	1,087,461

		1,414,891

Finland - 0.0% (G)
Nokia OYJ	25,259	146,631

France - 2.7%
AXA SA	132,851	2,870,451
Cie de Saint-Gobain	4,445	148,533
Cie Generale des Etablissements Michelin SCA	1,409	139,965
Danone SA	170,156	11,991,755
Dassault Aviation SA	1,827	2,532,874
Eiffage SA	13,303	1,112,050
Engie SA	9,326	133,833
EssilorLuxottica SA	35,805	4,531,053
Eutelsat Communications SA	32,863	647,816
Kering SA	629	296,631
L’Oreal SA	723	166,669

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Publicis Groupe SA	2,543	$ 145,915
Safran SA	53,560	6,468,014
Sanofi	11,565	1,002,540
Societe Generale SA	7,081	225,705
Sodexo SA	77,504	7,947,616
TOTAL SA, ADR	2,532	132,120
Unibail-Rodamco-Westfield, REIT	14,091	2,186,000

		42,679,540

Germany - 1.3%
adidas AG	141	29,467
Allianz SE	1,440	289,375
Bayer AG	97,219	6,761,461
Evonik Industries AG	8,499	212,145
Fresenius SE & Co. KGaA	156,216	7,550,559
Knorr-Bremse AG (A)	55,214	4,973,613
Muenchener Rueckversicherungs-Gesellschaft AG	259	56,488
SAP SE	1,487	147,584
Vonovia SE	8,672	390,924

		20,411,616

Hong Kong - 1.0%
Beijing Enterprises Holdings, Ltd.	15,500	82,147
China Mobile, Ltd.	18,500	178,019
China Resources Beer Holdings Co., Ltd.	16,000	55,884
China Resources Cement Holdings, Ltd.	148,000	133,248
China Resources Gas Group, Ltd.	14,000	55,424
CITIC, Ltd.	90,000	141,140
CK Asset Holdings, Ltd.	3,500	25,611
CK Infrastructure Holdings, Ltd.	93,000	704,285
CLP Holdings, Ltd.	73,000	825,043
Galaxy Entertainment Group, Ltd.	7,000	44,518
Hang Lung Properties, Ltd.	416,000	792,634
HKT Trust & HKT, Ltd.	351,000	505,623
Hongkong Land Holdings, Ltd.	18,600	117,180
I-CABLE Communications, Ltd. (A)	70,516	1,063
Jardine Matheson Holdings, Ltd.	15,100	1,050,658
Link REIT	76,500	774,721
Nine Dragons Paper Holdings, Ltd.	12,000	11,110
Power Assets Holdings, Ltd.	30,000	208,799
Sino Land Co., Ltd.	228,000	390,749
Sun Hung Kai Properties, Ltd.	544,000	7,753,068
Swire Pacific, Ltd., Class A	49,000	517,502
WH Group, Ltd. (F)	254,000	195,597
Wharf Real Estate Investment Co., Ltd.	78,000	466,675

		15,030,698

Indonesia - 0.0% (G)
Bank Central Asia Tbk PT	314,600	568,938

Ireland - 0.1%
Accenture PLC, Class A	1,907	268,906
Medtronic PLC	6,087	553,674

		822,580

Italy - 0.5%
Enel SpA	689,909	3,999,570
Eni SpA	9,192	145,208
RAI Way SpA (F)	341,125	1,694,308
Snam SpA	292,254	1,279,593

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Telecom Italia SpA (A)	2,474,021	$ 1,369,638
Telecom Italia SpA	127,596	61,198
UniCredit SpA	2,357	26,698

		8,576,213

Japan - 7.7%
Aeon Co., Ltd.	1,500	29,319
Ajinomoto Co., Inc.	330,700	5,876,238
Alfresa Holdings Corp.	17,900	456,264
Alpine Electronics, Inc. (A) (C)	14,000	187,344
Asahi Kasei Corp.	174,400	1,789,933
Astellas Pharma, Inc.	329,200	4,206,064
Canon Marketing Japan, Inc. (E)	15,800	281,602
Daicel Corp.	62,900	645,708
Daikin Industries, Ltd.	23,500	2,497,003
Daiwa House Industry Co., Ltd.	1,400	44,658
Denso Corp.	161,800	7,162,508
DOWA Holdings Co., Ltd.	9,100	272,370
East Japan Railway Co.	96,000	8,477,767
Eisai Co., Ltd.	1,900	147,098
Exedy Corp.	11,000	268,694
Fujitsu, Ltd.	1,000	62,336
GS Yuasa Corp.	21,200	432,355
Hino Motors, Ltd.	29,300	275,904
Hitachi Chemical Co., Ltd.	22,300	335,475
Hitachi, Ltd.	9,200	243,894
Hoya Corp.	81,400	4,908,423
Japan Airlines Co., Ltd.	244,800	8,675,972
Japan Aviation Electronics Industry, Ltd.	30,600	352,147
JFE Holdings, Inc.	1,900	30,264
Kajima Corp.	3,000	40,299
Kamigumi Co., Ltd.	15,300	313,019
KDDI Corp.	23,900	571,088
Keyence Corp.	1,100	555,990
Kinden Corp.	61,700	999,004
Koito Manufacturing Co., Ltd.	91,900	4,741,443
Kuraray Co., Ltd.	23,600	331,923
Kyowa Hakko Kirin Co., Ltd.	3,200	60,467
Kyudenko Corp.	8,300	314,553
Mabuchi Motor Co., Ltd.	16,900	517,696
Maeda Road Construction Co., Ltd.	15,800	327,328
Medipal Holdings Corp.	20,600	440,720
Mitsubishi Electric Corp.	535,300	5,903,069
Mitsubishi Estate Co., Ltd.	29,500	464,138
Mitsubishi Heavy Industries, Ltd.	3,400	122,000
Mitsubishi Tanabe Pharma Corp.	1,000	14,436
Mitsubishi UFJ Financial Group, Inc.	6,800	33,372
Mitsui & Co., Ltd.	600	9,218
Mitsui Fudosan Co., Ltd.	3,900	86,626
Murata Manufacturing Co., Ltd.	39,900	5,376,514
Nexon Co., Ltd. (A)	1,100	14,200
Nichias Corp.	17,700	301,844
Nippo Corp.	15,400	294,640
Nippon Telegraph & Telephone Corp.	11,900	485,512
Nippon Television Holdings, Inc.	38,300	563,843
Nitto Denko Corp.	120,800	6,058,655
NTT DOCOMO, Inc.	1,400	31,457
Okumura Corp.	18,700	544,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Olympus Corp.	700	$ 21,409
Ono Pharmaceutical Co., Ltd.	1,900	38,799
Oracle Corp.	1,500	95,217
Otsuka Holdings Co., Ltd.	1,000	40,864
Panasonic Corp.	10,800	97,021
Rohm Co., Ltd.	47,000	2,999,773
Seino Holdings Co., Ltd.	21,700	284,105
Seven & i Holdings Co., Ltd.	8,200	356,332
Shimamura Co., Ltd.	3,300	252,699
Shin-Etsu Chemical Co., Ltd.	74,400	5,716,360
Shionogi & Co., Ltd.	200	11,415
Shiseido Co., Ltd.	2,200	137,781
Sony Corp.	3,500	168,734
Stanley Electric Co., Ltd.	10,000	279,746
Subaru Corp.	319,300	6,821,320
Sumitomo Chemical Co., Ltd.	24,000	116,225
Suzuken Co., Ltd.	8,400	427,750
Suzuki Motor Corp.	154,900	7,808,727
Sysmex Corp.	1,200	56,989
Taisei Corp.	600	25,697
Toagosei Co., Ltd.	48,800	537,844
Toda Corp.	79,500	495,445
Tokyo Gas Co., Ltd.	223,400	5,650,267
Tokyo Steel Manufacturing Co., Ltd. (E)	81,700	661,763
Toray Industries, Inc.	370,200	2,617,356
Toshiba Corp.	5,600	158,127
Toyota Industries Corp.	87,400	4,024,754
TV Asahi Holdings Corp.	27,900	502,323
Ube Industries, Ltd.	130,100	2,631,057
Unicharm Corp.	2,400	77,621
Yamato Kogyo Co., Ltd.	11,800	275,798

		120,566,577

Macau - 0.0% (G)
Sands China, Ltd.	2,000	8,761

Malaysia - 0.0% (G)
Malaysia Airports Holdings Bhd.	129,600	262,806

Mexico - 0.0% (G)
America Movil SAB de CV, Series L	94,647	67,379
Cemex SAB de CV (A)	66,095	31,952
Grupo Financiero Banorte SAB de CV, Class O	1,237	6,038

		105,369

Netherlands - 2.3%
ABN AMRO Group NV, CVA (F)	116,915	2,751,442
ASML Holding NV	173	27,187
Koninklijke Ahold Delhaize NV	3,778	95,555
Koninklijke Philips NV	367,193	13,012,599
NXP Semiconductors NV	2,149	157,479
Royal Dutch Shell PLC, Class A	452,582	13,303,290
Royal Dutch Shell PLC, Class A	3,841	112,969
Royal Dutch Shell PLC, Class A, ADR	98,837	5,759,232
Royal Dutch Shell PLC, Class B	5,442	162,311

		35,382,064

Norway - 0.0% (G)
Equinor ASA	1,768	37,503

	Shares	Value
COMMON STOCKS (continued)
Peru - 0.0% (G)
Southern Copper Corp.	392	$ 12,062

Poland - 0.0% (G)
Polski Koncern Naftowy Orlen SA	885	25,642
Polskie Gornictwo Naftowe i Gazownictwo SA	9,945	18,388

		44,030

Portugal - 0.1%
Jeronimo Martins SGPS SA	29,098	344,725
NOS SGPS SA	220,731	1,339,119

		1,683,844

Republic of Korea - 0.7%
Coway Co., Ltd.	7,245	481,139
Doosan Bobcat, Inc. (A)	51,162	1,448,509
E-MART, Inc.	414	67,610
Hana Financial Group, Inc.	3,745	121,798
Industrial Bank of Korea	6,004	75,615
KB Financial Group, Inc.	1,461	60,948
KT&G Corp.	50,305	4,580,096
LG Chem, Ltd.	2,455	765,270
LG Electronics, Inc.	158	8,860
Lotte Chemical Corp.	24	5,967
NCSoft Corp.	1,217	510,130
POSCO	3,334	729,251
S-Oil Corp.	5,405	471,456
Samsung Electro-Mechanics Co., Ltd.	44	4,102
Samsung Electronics Co., Ltd.	6,931	241,280
Samsung SDS Co., Ltd.	265	48,497
Shinhan Financial Group Co., Ltd.	6,059	214,828
SK Innovation Co., Ltd.	53	8,507
SK Telecom Co., Ltd.	2,759	665,691
Woori Bank	5,139	71,863

		10,581,417

Republic of South Africa - 0.0% (G)
Aspen Pharmacare Holdings, Ltd.	4,616	43,255
Kumba Iron Ore, Ltd. (E)	244	4,800
MTN Group, Ltd.	3,652	22,591
Naspers, Ltd., N Shares	37	7,438
Old Mutual, Ltd.	53,708	83,618

		161,702

Singapore - 0.6%
CapitaLand, Ltd.	3,010,800	6,870,089
ComfortDelGro Corp., Ltd.	341,900	539,334
Genting Singapore, Ltd.	202,400	144,789
Singapore Telecommunications, Ltd.	269,900	580,217
United Overseas Bank, Ltd.	27,200	490,336

		8,624,765

Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA	41,464	220,220
Cellnex Telecom SA (A) (F)	208,372	5,345,437

		5,565,657

Sweden - 0.0% (G)
Sandvik AB	6,141	87,990
Telefonaktiebolaget LM Ericsson, B Shares	18,390	162,787

		250,777

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Switzerland - 1.2%
Chubb, Ltd.	29,710	$ 3,837,938
Nestle SA	172,070	13,965,674
Roche Holding AG	818	203,076
Swiss Re AG	1,331	122,452

		18,129,140

Taiwan - 0.9%
Cathay Financial Holding Co., Ltd.	455,000	696,527
Cheng Shin Rubber Industry Co., Ltd.	212,000	281,992
Chunghwa Telecom Co., Ltd.	1,046,000	3,819,118
Far EasTone Telecommunications Co., Ltd.	633,000	1,572,349
Formosa Chemicals & Fibre Corp.	142,000	485,788
Formosa Petrochemical Corp.	111,000	393,886
Formosa Plastics Corp.	162,000	532,492
Fubon Financial Holding Co., Ltd.	545,000	836,192
Globalwafers Co., Ltd.	2,000	18,335
Hon Hai Precision Industry Co., Ltd.	271,520	624,886
MediaTek, Inc.	5,000	37,213
Nan Ya Plastics Corp.	203,000	499,247
Nanya Technology Corp.	42,000	75,214
Taiwan Cooperative Financial Holding Co., Ltd.	240	138
Taiwan Mobile Co., Ltd.	506,000	1,752,326
Taiwan Semiconductor Manufacturing Co., Ltd.	136,000	987,527
Uni-President Enterprises Corp.	341,000	773,612
Yageo Corp.	4,000	41,431

		13,428,273

Thailand - 0.2%
Advanced Info Service PCL	141,000	757,480
Intouch Holdings PCL, F Shares (E)	371,900	545,400
PTT Global Chemical PCL	312,000	682,740
Siam Cement PCL	46,000	615,970
Thai Oil PCL	214,700	436,851

		3,038,441

Turkey - 0.0% (G)
Eregli Demir VE Celik Fabrikalari TAS	2,016	2,750
Turk Hava Yollari AO (A)	18,078	55,028
Turkiye Is Bankasi AS, Class C	14,303	12,243

		70,021

United Arab Emirates - 0.4%
NMC Health PLC	171,483	5,980,135

United Kingdom - 1.6%
Anglo American PLC (E)	3,219	71,711
Barclays PLC	55,394	106,275
Berkeley Group Holdings PLC	12,176	539,924
Experian PLC	1,951	47,373
GlaxoSmithKline PLC	13,506	256,706
GW Pharmaceuticals PLC, ADR (A)	6,260	609,661
HSBC Holdings PLC	692,237	5,707,761
Kingfisher PLC	1,367,981	3,618,029
Liberty Global PLC, Class A (A)	141,617	3,022,107
Liberty Global PLC, Series C (A)	4,979	102,767
National Grid PLC	26,746	260,519
Rio Tinto, Ltd.	1,364	75,389
SSE PLC	5,313	73,239
Vodafone Group PLC	5,694,622	11,098,038

		25,589,499

	Shares	Value
COMMON STOCKS (continued)
United States - 31.2%
Abbott Laboratories	5,794	$ 419,080
AbbVie, Inc.	5,875	541,616
Adobe, Inc. (A)	1,676	379,178
AES Corp.	7,837	113,323
Agilent Technologies, Inc.	1,416	95,523
Air Products & Chemicals, Inc.	67,912	10,869,316
Allergan PLC	1,079	144,219
Alliance Data Systems Corp.	423	63,484
Ally Financial, Inc.	3,028	68,614
Alphabet, Inc., Class A (A)	263	274,824
Alphabet, Inc., Class C (A)	22,694	23,502,133
Altria Group, Inc.	172,217	8,505,798
Amazon.com, Inc. (A) (H)	9,932	14,917,566
American Airlines Group, Inc.	2,292	73,596
American International Group, Inc.	539	21,242
American Tower Corp., REIT	2,535	401,012
Ameriprise Financial, Inc.	2,569	268,127
Amgen, Inc.	2,773	539,820
Anadarko Petroleum Corp.	147,689	6,474,686
Anthem, Inc.	59,116	15,525,635
Apple, Inc.	144,646	22,816,460
AT&T, Inc.	47,676	1,360,673
Autodesk, Inc. (A)	475	61,090
Automatic Data Processing, Inc.	641	84,048
Bank of America Corp.	240,185	5,918,158
Bank of New York Mellon Corp.	2,979	140,222
Baxter International, Inc.	6,061	398,935
Berkshire Hathaway, Inc., Class B (A)	4,842	988,640
Biogen, Inc. (A)	12,700	3,821,684
Boeing Co.	1,660	535,350
Booking Holdings, Inc. (A)	95	163,630
Bristol-Myers Squibb Co.	5,593	290,724
Capital One Financial Corp.	1,297	98,040
Carnival Corp.	364	17,945
Caterpillar, Inc.	2,011	255,538
Celgene Corp. (A)	1,099	70,435
CenterPoint Energy, Inc.	3,061	86,412
CH Robinson Worldwide, Inc.	5,450	458,290
Charles Schwab Corp.	155,972	6,477,517
Charter Communications, Inc., Class A (A)	45,821	13,057,610
Chevron Corp.	3,156	343,341
Cigna Corp. (A)	677	128,520
Cisco Systems, Inc.	11,628	503,841
Citigroup, Inc.	89,489	4,658,797
Cloudera, Inc. (A)	269,741	2,983,335
Cognizant Technology Solutions Corp., Class A	3,047	193,424
Colgate-Palmolive Co.	158,005	9,404,458
Comcast Corp., Class A (I)	519,743	17,697,249
Conagra Brands, Inc.	2,505	53,507
ConocoPhillips	910	56,739
Constellation Brands, Inc., Class A	447	71,887
Corning, Inc.	6,391	193,072
Costco Wholesale Corp.	756	154,005
CSX Corp.	6,030	374,644
Cummins, Inc.	576	76,977
CVS Health Corp.	173,868	11,391,831
DaVita, Inc. (A)	75,025	3,860,786
Dell Technologies, Inc., C Shares (A)	486	23,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Delta Air Lines, Inc.	2,784	$ 138,922
Discover Financial Services	2,111	124,507
Dollar General Corp.	1,369	147,962
Dollar Tree, Inc. (A)	75,163	6,788,722
Domo, Inc., Class B (A) (E)	92,911	1,823,843
Dover Corp.	52,376	3,716,077
DowDuPont, Inc.	130,410	6,974,327
Dropbox, Inc., Class A (A)	230,082	4,700,575
DXC Technology Co.	1,811	96,291
Eaton Corp. PLC	3,302	226,715
eBay, Inc. (A)	5,740	161,122
Edgewell Personal Care Co. (A)	65,123	2,432,344
Edwards Lifesciences Corp. (A)	695	106,453
Eli Lilly & Co.	625	72,325
Equity Residential, REIT	41,125	2,714,661
Exelon Corp.	4,161	187,661
Expedia Group, Inc.	1,190	134,053
Exxon Mobil Corp.	212,445	14,486,625
Facebook, Inc., Class A (A)	74,958	9,826,244
Fieldwood Energy, Inc. (C) (D) (N)	9,869	414,498
Fifth Third Bancorp	6,176	145,321
FleetCor Technologies, Inc. (A)	36,533	6,784,909
Fortune Brands Home & Security, Inc.	8,101	307,757
General Electric Co.	15,139	114,602
General Motors Co.	3,538	118,346
Gilead Sciences, Inc.	116,350	7,277,692
Global Payments, Inc.	3,013	310,731
Goldman Sachs Group, Inc.	2,064	344,791
Hartford Financial Services Group, Inc.	9,287	412,807
HCA Healthcare, Inc.	34,229	4,259,799
Helmerich & Payne, Inc.	2,243	107,529
Hewlett Packard Enterprise Co.	10,701	141,360
Home Depot, Inc.	2,284	392,437
HP, Inc.	5,076	103,855
Humana, Inc.	443	126,911
Huntsman Corp.	4,215	81,307
Illumina, Inc. (A)	636	190,755
Intel Corp.	13,481	632,663
International Business Machines Corp.	2,771	314,980
Intuit, Inc.	2,216	436,220
Intuitive Surgical, Inc. (A)	221	105,841
Johnson & Johnson	156,749	20,228,458
JPMorgan Chase & Co.	57,221	5,585,914
Kinder Morgan, Inc.	1,881	28,930
KLA-Tencor Corp.	1,432	128,150
Kohl’s Corp.	1,872	124,188
Kroger Co.	5,149	141,597
Las Vegas Sands Corp.	3,221	167,653
Lear Corp.	639	78,508
Liberty Broadband Corp., Class A (A)	10,708	768,941
Liberty Broadband Corp., Class C (A)	45,567	3,282,191
Liberty Media Corp. - Liberty SiriusXM, Class A (A)	38,397	1,413,010
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	63,708	2,355,922
Lowe’s Cos., Inc.	9,379	866,244
Marathon Petroleum Corp.	82,934	4,893,935

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Marsh & McLennan Cos., Inc.	126,773	$ 10,110,147
Masco Corp.	27,214	795,737
Mastercard, Inc., Class A	3,255	614,056
McDonald’s Corp.	1,337	237,411
McKesson Corp.	1,289	142,396
Merck & Co., Inc.	12,412	948,401
MetLife, Inc.	5,521	226,692
MGM Resorts International	124,983	3,032,088
Micron Technology, Inc. (A)	5,716	181,369
Microsoft Corp.	222,848	22,634,671
Mondelez International, Inc., Class A	11,971	479,199
Morgan Stanley	162,735	6,452,443
Newmont Mining Corp.	130,458	4,520,370
NextEra Energy, Inc.	73,440	12,765,341
NIKE, Inc., Class B	1,625	120,477
Norfolk Southern Corp.	1,144	171,074
Northrop Grumman Corp.	333	81,552
NRG Energy, Inc.	3,232	127,987
Occidental Petroleum Corp.	2,648	162,534
Omnicom Group, Inc.	8,020	587,385
Oracle Corp.	39,817	1,797,738
Packaging Corp. of America	1,499	125,107
Paychex, Inc.	2,618	170,563
PayPal Holdings, Inc. (A)	1,337	112,428
PepsiCo, Inc.	6,843	756,015
Pfizer, Inc.	310,910	13,571,221
PG&E Corp. (A)	3,177	75,454
Philip Morris International, Inc.	83,123	5,549,291
Phillips 66	4,331	373,116
Procter & Gamble Co.	74,756	6,871,572
Prudential Financial, Inc.	1,429	116,535
Pure Storage, Inc., Class A (A)	137,356	2,208,684
PVH Corp.	967	89,883
QUALCOMM, Inc.	97,048	5,523,002
Raytheon Co.	20,617	3,161,617
Red Hat, Inc. (A)	870	152,807
Reinsurance Group of America, Inc.	1,234	173,044
Rockwell Automation, Inc.	1,640	246,787
Ross Stores, Inc.	1,802	149,926
Royal Caribbean Cruises, Ltd.	1,153	112,752
Schlumberger, Ltd.	37,679	1,359,458
Sempra Energy	30,761	3,328,033
Sprint Corp. (A)	707	4,115
St. Joe Co. (A)	24,227	319,070
Starbucks Corp.	81,919	5,275,584
State Street Corp.	1,037	65,404
Stryker Corp.	3,380	529,815
SunTrust Banks, Inc.	92,455	4,663,430
Symantec Corp.	564	10,657
Sysco Corp.	1,530	95,870
Target Corp.	1,631	107,793
Tenet Healthcare Corp. (A)	32,762	561,541
Thermo Fisher Scientific, Inc.	2,508	561,265
Travelers Cos., Inc.	5,218	624,855
Union Pacific Corp.	992	137,124
United Continental Holdings, Inc. (A)	64,992	5,441,780
United Technologies Corp.	46,286	4,928,533

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
UnitedHealth Group, Inc.	7,185	$ 1,789,927
US Bancorp	3,464	158,305
Valero Energy Corp.	4,000	299,880
VeriSign, Inc. (A)	1,388	205,827
Verizon Communications, Inc.	105,952	5,956,621
VF Corp.	666	47,512
Visa, Inc., Class A	5,455	719,733
Vistra Energy Corp. (A)	33,082	757,247
VMware, Inc., Class A	1,149	157,562
Vornado Realty Trust, REIT	2,215	137,396
Walgreens Boots Alliance, Inc.	309	21,114
Walmart, Inc.	4,358	405,948
Walt Disney Co.	1,796	196,931
Waste Management, Inc.	822	73,150
Wells Fargo & Co.	285,482	13,155,011
Western Digital Corp.	111,111	4,107,774
Weyerhaeuser Co., REIT	5,996	131,073
Williams Cos., Inc.	566,868	12,499,439
Wyndham Destinations, Inc.	2,674	95,836
Xcel Energy, Inc.	1,707	84,104
Yum! Brands, Inc.	2,532	232,741
Zoetis, Inc.	1,540	131,732
Zynga, Inc., Class A (A)	829,440	3,259,699

		488,886,298

Total Common Stocks (Cost $930,209,481)		891,393,277

CONVERTIBLE PREFERRED STOCKS - 0.4%
United States - 0.4%
Mandatory Exchangeable Trust, 5.75% (F)	24,226	3,742,263
Wells Fargo & Co., Series L, Class A, 7.50%	505	637,295
Welltower, Inc., Series I, 6.50%	22,001	1,389,363

Total Convertible Preferred Stocks (Cost $4,298,915)		5,768,921

PREFERRED STOCKS - 0.7%
Brazil - 0.1%
Braskem SA, 3.95% (J)	1,563	19,090
Itau Unibanco Holding SA, 5.66% (J)	88,678	811,592
Petroleo Brasileiro SA, 3.61% (J)	2,985	17,410

		848,092

Republic of Korea - 0.0% (G)
Samsung Electronics Co., Ltd., 3.44% (J)	3,963	113,238

United States - 0.6%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 8.89% (K)	56,607	1,496,123

	Shares	Value

PREFERRED STOCKS (continued)
United States (continued)
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 8.40% (K)	61,570	$ 1,560,799
Palantir Technologies, Inc., 0.00% (B) (C) (D)	212,750	1,150,978
Uber Technologies, Inc., 0.00% (B) (C) (D)	129,064	5,804,008

		10,011,908

Total Preferred Stocks (Cost $7,291,797)		10,973,238

EXCHANGE-TRADED FUNDS - 1.3%
United States - 1.3%
iShares Gold Trust (A)	1,039,985	12,781,416
SPDR Gold Shares (A) (I)	46,587	5,648,674
VanEck Vectors Gold Miners ETF	90,850	1,916,026

Total Exchange-Traded Funds (Cost $20,536,083)		20,346,116

MASTER LIMITED PARTNERSHIP - 0.2%
United States - 0.2%
NextEra Energy Partners, LP	56,851	2,447,436

Total Master Limited Partnership (Cost $1,523,197)		2,447,436

	Principal	Value
CONVERTIBLE BONDS - 0.2%
India - 0.0% (G)
REI Agro, Ltd.
5.50%, 11/13/2014 (A) (F) (L)	$ 697,000	2,237
5.50%, 11/13/2014 (A) (L) (M)	259,000	832

		3,069

Netherlands - 0.1%
Bayer Capital Corp. BV 5.63%, 11/22/2019 (F)	EUR 2,500,000	2,190,416
Bio City Development Co. BV 8.00%, 07/06/2020 (B) (C) (D) (F) (L) (N)	$ 2,400,000	372,000

		2,562,416

Singapore - 0.1%
CapitaLand, Ltd. 1.95%, 10/17/2023 (F)	SGD 1,250,000	862,711

Total Convertible Bonds (Cost $5,985,998)		3,428,196

CORPORATE DEBT SECURITIES - 5.1%
Australia - 0.1%
Quintis Australia Pty, Ltd.
PIK Rate 12.00%, Cash Rate 12.00%, 10/01/2028 (D) (E) (F) (O)	$ 3,364,040	2,169,234
PIK Rate 8.00%, Cash Rate 7.50%, 10/01/2026 (D) (E) (F) (O)	181,840	170,257

		2,339,491

Cayman Islands - 0.1%
Baidu, Inc. 4.38%, 05/14/2024	945,000	952,774

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chile - 0.0% (G)
Inversiones Alsacia SA 8.00%, 12/31/2018 (D) (F) (N) (P)	$ 944,802	$ 23,620

France - 0.1%
Danone SA 2.59%, 11/02/2023 (F)	1,294,000	1,230,193

Italy - 0.1%
Telecom Italia SpA 5.30%, 05/30/2024 (F)	825,000	783,750

Japan - 0.3%
Sumitomo Mitsui Financial Group, Inc. 3.94%, 10/16/2023	3,700,000	3,765,043
Takeda Pharmaceutical Co., Ltd. 3.80%, 11/26/2020 (F)	885,000	890,339

		4,655,382

Luxembourg - 0.1%
Allergan Funding SCS 3.45%, 03/15/2022	1,154,000	1,135,585
Intelsat Jackson Holdings SA 8.00%, 02/15/2024 (F)	339,000	349,170

		1,484,755

Netherlands - 0.2%
Cooperatieve Rabobank UA 3.95%, 11/09/2022	353,000	351,848
ING Groep NV
4.10%, 10/02/2023	1,635,000	1,634,007
Fixed until 04/16/2020 (Q), 6.00% (K)	595,000	577,983

		2,563,838

Switzerland - 0.0% (G)
UBS Group Funding Switzerland AG 4.13%, 09/24/2025 (F)	765,000	762,171

United Kingdom - 0.4%
HSBC Holdings PLC
Fixed until 03/13/2022, 3.26% (K), 03/13/2023	1,127,000	1,102,947
Fixed until 09/17/2024 (Q), 6.38% (K)	2,307,000	2,145,510
Lloyds Bank PLC Fixed until 01/21/2029, 13.00% (K), 01/22/2029, MTN (Q)	GBP 1,265,000	2,588,410

		5,836,867

United States - 3.7%
Allergan Sales LLC 5.00%, 12/15/2021 (F)	$ 571,000	587,501
American Express Co.
3.70%, 08/03/2023	2,576,000	2,583,449
Fixed until 03/15/2020 (Q), 4.90% (K)	802,000	767,915
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 01/12/2024	728,000	712,090
4.00%, 04/13/2028	1,200,000	1,147,840
Apple, Inc.
3.20%, 05/11/2027	2,020,000	1,949,460
3.35%, 02/09/2027	2,102,000	2,048,170
AT&T, Inc. 3.60%, 02/17/2023	2,509,000	2,493,452
AvalonBay Communities, Inc. 3.50%, 11/15/2024, MTN	244,000	242,538

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Bank of America Corp.
Fixed until 07/21/2020,
2.37% (K), 07/21/2021, MTN	$ 530,000	$ 520,515
3.30%, 01/11/2023, MTN	1,215,000	1,196,604
4.00%, 01/22/2025, MTN	650,000	633,195
Becton Dickinson and Co.
2.89%, 06/06/2022	971,000	940,433
3.13%, 11/08/2021	1,178,000	1,161,811
3.36%, 06/06/2024	518,000	497,527
BP Capital Markets America, Inc. 3.79%, 02/06/2024	1,010,000	1,020,897
Capital One Financial Corp.
3.20%, 01/30/2023	875,000	851,481
3.30%, 10/30/2024	368,000	348,035
Cigna Corp.
3.40%, 09/17/2021 (F)	1,632,000	1,628,288
3.75%, 07/15/2023 (F)	1,404,000	1,399,325
Citigroup, Inc.
2.45%, 01/10/2020	1,171,000	1,161,597
Fixed until 03/27/2020 (Q), 5.88% (K)	2,705,000	2,610,325
Fixed until 08/15/2020 (Q), 5.95% (K)	1,107,000	1,068,255
Comcast Corp.
2.75%, 03/01/2023	1,218,000	1,185,446
3.45%, 10/01/2021	970,000	979,835
3.70%, 04/15/2024	2,383,000	2,397,548
CVS Health Corp. 3.70%, 03/09/2023	3,698,000	3,658,413
DowDuPont, Inc. 3.77%, 11/15/2020	950,000	959,108
eBay, Inc. 2.75%, 01/30/2023	652,000	626,826
Edgewell Personal Care Co. 4.70%, 05/19/2021 - 05/24/2022	1,169,000	1,138,055
Enterprise Products Operating LLC
3.35%, 03/15/2023	650,000	641,121
3.90%, 02/15/2024	363,000	366,076
Gilead Sciences, Inc. 3.25%, 09/01/2022	1,216,000	1,213,141
Goldman Sachs Group, Inc.
Fixed until 06/05/2022, 2.91% (K), 06/05/2023	1,216,000	1,167,348
Fixed until 05/10/2020 (Q), 5.38% (K)	1,291,000	1,247,455
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	203,000	210,613
Morgan Stanley Fixed until 07/15/2019 (Q), 5.45% (K)	902,000	877,303
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (F) (Q)	886,000	897,075
Northrop Grumman Corp. 2.55%, 10/15/2022	1,215,000	1,175,698
Philip Morris International, Inc.
2.50%, 11/02/2022	239,000	229,703
3.60%, 11/15/2023	488,000	489,119
Prudential Financial, Inc.
Fixed until 06/15/2023, 5.63% (K), 06/15/2043	461,000	451,471
Fixed until 09/15/2022, 5.88% (K), 09/15/2042	694,000	700,940

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
QUALCOMM, Inc.
2.60%, 01/30/2023	$ 606,000	$ 583,168
2.90%, 05/20/2024	729,000	694,152
Sempra Energy 2.88%, 10/01/2022	325,000	313,439
Sherwin-Williams Co. 2.25%, 05/15/2020	226,000	222,540
Simon Property Group, LP 2.75%, 06/01/2023	481,000	466,110
Starbucks Corp. 3.10%, 03/01/2023	1,219,000	1,200,658
UnitedHealth Group, Inc. 3.50%, 06/15/2023 - 02/15/2024	1,944,000	1,959,139
USB Capital IX 3-Month LIBOR + 1.02%, 3.50% (K), 01/31/2019 (Q)	318,000	235,320
Verizon Communications, Inc. 3.13%, 03/16/2022	1,265,000	1,256,568
Walgreen Co. 3.10%, 09/15/2022	1,241,000	1,210,598
Wells Fargo & Co. 3.07%, 01/24/2023	266,000	259,064
Wells Fargo Bank NA 3.55%, 08/14/2023	1,485,000	1,478,721
Williams Cos., Inc. 3.70%, 01/15/2023	606,000	591,159

		58,653,633

Total Corporate Debt Securities (Cost $82,853,033)		79,286,474

FOREIGN GOVERNMENT OBLIGATIONS - 2.8%
Argentina - 0.8%
Argentina Republic Government International Bond
3.38%, 01/15/2023	EUR 1,447,000	1,301,451
5.25%, 01/15/2028	250,000	204,431
5.88%, 01/11/2028	$ 7,304,000	5,249,750
6.88%, 01/26/2027	4,960,000	3,782,000
7.82%, 12/31/2033	EUR 2,910,038	2,786,370

		13,324,002

Australia - 0.2%
Australia Government Bond 3.00%, 03/21/2047 (M)	AUD 5,132,000	3,739,861

Canada - 0.2%
Canada Government Bond 0.75%, 03/01/2021	CAD 4,031,000	2,882,998

Germany - 0.9%
Bundesrepublik Deutschland Bundesanleihe 0.50%, 02/15/2028 (M)	EUR 11,419,000	13,466,186

Mexico - 0.7%
Mexico Bonos
Series M,
6.50%, 06/10/2021	MXN 114,602,500	5,566,153
8.00%, 12/07/2023	109,644,100	5,445,228

		11,011,381

Total Foreign Government Obligations (Cost $48,643,557)		44,424,428

	Principal	Value
LOAN ASSIGNMENTS - 0.1%
United States - 0.1%
Fieldwood Energy LLC
1st Lien Term Loan,
1-Month LIBOR + 5.25%, 7.77% (K), 04/11/2022	$ 249,657	$ 232,181
2nd Lien Term Loan,
1-Month LIBOR + 7.25%, 9.77% (K), 04/11/2023	337,037	291,537
Hilton Worldwide Finance LLC Term Loan B2, 1-Month LIBOR + 1.75%, 4.26% (K), 10/25/2023	1,452,061	1,393,978

Total Loan Assignments (Cost $2,044,538)		1,917,696

U.S. GOVERNMENT OBLIGATIONS - 22.7%
U.S. Treasury - 21.9%
U.S. Treasury Note
1.50%, 11/30/2019	4,500,000	4,453,594
2.75%, 08/31/2023	38,880,600	39,316,488
2.88%, 09/30/2023 - 11/30/2025	135,696,100	137,960,667
2.88%, 10/31/2023 (I)	107,529,400	109,318,756
3.00%, 10/31/2025 (I)	50,613,600	51,924,413

		342,973,918

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Indexed Bond 0.63%, 04/15/2023	13,012,358	12,796,163

Total U.S. Government Obligations (Cost $348,369,247)		355,770,081

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
Japan - 2.0%
Japan Treasury Discount Bill
0.00% (J) (R), 01/28/2019 - 03/25/2019	JPY 3,449,750,000	31,480,489

Total Short-Term Foreign Government Obligations (Cost $30,810,055)		31,480,489

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 7.3%
U.S. Treasury Bill
2.16% (J), 01/08/2019	$ 8,000,000	7,996,686
2.31% (J), 01/08/2019	9,000,000	8,996,019
2.32% (J), 01/22/2019	5,000,000	4,993,350
2.33% (J), 01/15/2019	32,000,000	31,971,440
2.35% (J), 01/15/2019 - 01/22/2019	60,000,000	59,923,494

Total Short-Term U.S. Government Obligations (Cost $113,880,989)		113,880,989

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (J)	18,859,540	$ 18,859,540

Total Other Investment Company (Cost $18,859,540)		18,859,540

	Principal	Value
REPURCHASE AGREEMENTS - 0.3%
Fixed Income Clearing Corp., 1.45% (J), dated 12/31/2018, to be repurchased at $3,906,767 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $3,986,298.	$ 3,906,453	3,906,453
State Street Bank & Trust Co., 0.05% (J), dated 12/31/2018, to be repurchased at $510,005 on 01/02/2019. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 08/01/2047, and with a value of $521,892.	510,004	510,004

Total Repurchase Agreements (Cost $4,416,457)		4,416,457

Total Investments Excluding Purchased Options/Swaptions (Cost $1,619,722,887)		1,584,393,338

Total Purchased Options/Swaptions - 0.2% (Cost $8,925,235)		3,794,988

Total Investments (Cost $1,628,648,122)		1,588,188,326

	Shares	Value
SECURITIES SOLD SHORT - (0.2)%
COMMON STOCKS - (0.2)%
Beverages - (0.0)% (G)
Pernod Ricard SA	(5,660)	$ (929,292)

Chemicals - (0.0)% (G)
LyondellBasell Industries NV, Class A	(6,622)	(550,685)

Electronic Equipment, Instruments & Components - (0.1)%
Yaskawa Electric Corp.	(44,300)	(1,082,877)

Semiconductors & Semiconductor Equipment - (0.1)%
Sumco Corp.	(90,800)	(1,011,239)

Total Common Stocks (Proceeds $(4,530,398))		(3,574,093)

Total Securities Sold Short (Proceeds $(4,530,398))		(3,574,093)

Net Other Assets (Liabilities) - (1.3)%		(20,061,020)

Net Assets - 100.0%		$ 1,564,553,213

OVER-THE-COUNTER OPTIONS PURCHASED: (S)

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - Alphabet, Inc.	JPM	USD	1,225.00	01/17/2020	USD	3,021,910	2,918	$230,522	$160,145
Call - Anadarko Petroleum Corp.	CSI	USD	67.50	01/17/2020	USD	1,340,057	30,567	158,948	48,070
Call - BP PLC	BOA	USD	43.50	01/17/2020	USD	5,327,760	140,500	229,703	178,950
Call - BP PLC	UBS	USD	52.00	06/21/2019	USD	6,205,684	163,652	239,926	5,127
Call - Chevron Corp.	UBS	USD	125.00	01/18/2019	USD	5,388,042	49,527	147,590	1,733
Call - ConocoPhillips	UBS	USD	75.00	06/21/2019	USD	5,374,196	86,194	372,229	106,193
Call - CVS Health Corp.	JPM	USD	78.50	01/17/2020	USD	1,412,939	21,565	116,891	66,068
Call - EURO STOXX Banks Index	UBS	EUR	134.92	06/18/2021	EUR	3,070,089	30,800	330,385	31,586
Call - EURO STOXX Banks Index	BCLY	EUR	136.97	03/19/2021	EUR	2,979,780	29,894	301,026	29,781
Call - Exxon Mobil Corp.	UBS	USD	95.00	01/18/2019	USD	2,296,162	33,673	60,611	842
Call - Facebook, Inc.	UBS	USD	165.00	09/20/2019	USD	6,573,901	50,148	658,092	265,356
Call - Halliburton Co.	CITI	USD	50.00	01/17/2020	USD	1,669,171	62,798	269,034	10,488
Call - Johnson & Johnson	BOA	USD	155.00	01/17/2020	USD	2,823,872	21,882	85,121	54,675
Call - JPMorgan Chase & Co.	CITI	USD	114.50	01/17/2020	USD	2,101,368	21,526	176,490	69,319
Call - KOSPI 200 Index	GSC	USD	302.50	03/14/2019	USD	6,133	26,111	165,204	4,243
Call - Occidental Petroleum Corp.	UBS	USD	92.50	06/21/2019	USD	4,664,941	76,001	308,015	4,095
Call - Royal Dutch Shell PLC	UBS	USD	77.00	06/21/2019	USD	5,443,234	93,414	163,089	6,839
Call - Russell 2000® Index	BOA	USD	1,700.00	03/15/2019	USD	6,914,062	5,127	391,908	1,195
Call - Schlumberger, Ltd.	UBS	USD	70.00	01/17/2020	USD	1,838,060	50,944	191,835	7,770
Call - Schlumberger, Ltd.	UBS	USD	90.00	01/18/2019	USD	1,758,575	48,741	196,426	731
Call - SPDR Gold Shares	JPM	USD	120.00	02/15/2019	USD	3,110,669	25,655	39,760	77,637

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

OVER-THE-COUNTER OPTIONS PURCHASED (continued): (S)

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - SPDR Gold Shares	MSCS	USD	120.00	05/17/2019	USD	3,141,951	25,913	$96,523	$133,947
Call - SPDR Gold Shares	SG	USD	121.00	03/15/2019	USD	5,560,040	45,856	100,544	147,805
Call - SPDR Gold Shares	SG	USD	123.00	04/18/2019	USD	5,827,033	48,058	73,534	143,470
Call - SPDR Gold Shares	SG	USD	124.00	06/21/2019	USD	5,560,040	45,856	119,735	171,381
Call - Sumitomo Mitsui Financial Group, Inc.	MSCS	JPY	4,756.33	03/13/2020	JPY	240,533,956	66,572	208,350	27,439
Call - Sumitomo Mitsui Financial Group, Inc.	MSCS	JPY	4,816.24	09/11/2020	JPY	194,470,034	53,823	152,062	29,132
Call - Sumitomo Mitsui Financial Group, Inc.	MSCS	JPY	4,894.87	12/11/2020	JPY	194,278,538	53,770	185,794	28,276
Call - Suncor Energy, Inc.	UBS	USD	45.00	06/21/2019	USD	4,205,129	110,284	213,389	3,486
Call - TOPIX Banks Index	BOA	JPY	191.28	12/13/2019	JPY	1,694,649	1,275,169	161,110	17,254
Call - TOPIX Banks Index	MSCS	JPY	191.28	12/13/2019	JPY	3,203,430	2,410,479	351,749	32,614
Call - TOPIX Banks Index	MSCS	JPY	192.04	04/10/2020	JPY	2,038,367	1,533,806	233,427	28,771
Call - TOPIX Banks Index	BNP	JPY	194.04	03/13/2020	JPY	2,287,747	1,721,457	261,262	27,910
Call - TOPIX Banks Index	MSCS	JPY	1,785.00	03/08/2019	JPY	491,008	369,468	134,373	2,799
Call - TOTAL SA	UBS	USD	70.00	09/20/2019	USD	5,839,725	111,915	298,425	18,876
Put - S&P 500® Index	BCLY	USD	2,350.00	01/18/2019	USD	1,601,877	639	38,979	9,237
Put - S&P 500® Index	BCLY	USD	2,400.00	01/18/2019	USD	1,932,781	771	33,924	16,868
Put - S&P 500® Index	BCLY	USD	2,400.00	01/31/2019	USD	1,601,877	639	51,120	21,329
Put - S&P 500® Index	BCLY	USD	2,700.00	01/18/2019	USD	15,083,716	6,017	361,020	1,162,494

Total								$7,908,125	$3,153,931

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED: (S)

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - GBP vs. USD	UBS	GBP	1.32	05/15/2019	GBP	25,465,000	$823,757	$618,871

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED: (S)

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - Receives Floating Rate Index 3-Month USD-LIBOR	NOMI	3-Month USD-LIBOR	Pay	3.00%	03/04/2019	USD	51,262,000	$193,353	$22,186

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - Adobe, Inc.	USD	260.00	01/18/2019	USD	22,624	1	$(721)	$(43)
Call - Amazon.com, Inc.	USD	1,780.00	02/15/2019	USD	2,102,758	14	(111,027)	(21,490)
Call - Amazon.com, Inc.	USD	1,790.00	02/15/2019	USD	2,102,758	14	(103,495)	(19,740)
Call - Amazon.com, Inc.	USD	1,800.00	02/15/2019	USD	2,102,758	14	(101,155)	(18,956)
Call - Intuit, Inc.	USD	220.00	01/18/2019	USD	19,685	1	(832)	(30)
Call - McDonald’s Corp.	USD	185.00	01/18/2019	USD	142,056	8	(3,089)	(600)
Call - VeriSign, Inc.	USD	170.00	01/18/2019	USD	44,487	3	(1,405)	(78)

Total							$(321,724)	$(60,937)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

OVER-THE-COUNTER OPTIONS WRITTEN: (S)

Description	Counterparty		Exercise Price	Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - Alphabet, Inc.	JPM	USD	1,350.00	01/17/2020	USD	3,021,910	2,918	$(135,993)	$(81,651)
Call - Anadarko Petroleum Corp.	CSI	USD	76.00	01/17/2020	USD	1,340,057	30,567	(94,758)	(28,015)
Call - Apple, Inc.	BCLY	USD	160.00	01/18/2019	USD	2,008,188	12,731	(182,053)	(51,001)
Call - Comcast Corp.	CITI	USD	37.50	01/17/2020	USD	1,884,565	55,347	(166,041)	(133,570)
Call - ConocoPhillips	UBS	USD	85.00	06/21/2019	USD	5,374,196	86,194	(112,518)	(23,199)
Call - CVS Health Corp.	JPM	USD	87.50	01/17/2020	USD	1,412,939	21,565	(53,913)	(32,652)
Call - Facebook, Inc.	UBS	USD	220.00	01/17/2020	USD	16,287,801	124,249	(1,697,607)	(187,883)
Call - Johnson & Johnson	BOA	USD	170.00	01/17/2020	USD	2,823,872	21,882	(31,981)	(19,497)
Call - JPMorgan Chase & Co.	CITI	USD	125.50	01/17/2020	USD	2,101,368	21,526	(95,791)	(29,773)
Call - KOSPI 200 Index	GSC	USD	327.50	03/14/2019	USD	6,133	26,111	(33,057)	(304)
Call - Microsoft Corp.	BCLY	USD	90.00	01/18/2019	USD	2,291,724	22,563	(178,248)	(266,842)
Call - Sumitomo Mitsui Financial Group, Inc.	MSCS	JPY	5,679.90	03/13/2020	JPY	240,533,956	66,572	(81,650)	(6,972)
Call - TOPIX Banks Index	MSCS	JPY	221.29	12/13/2019	JPY	3,203,430	2,410,479	(165,113)	(9,314)
Call - TOPIX Banks Index	BOA	JPY	221.29	12/13/2019	JPY	1,694,649	1,275,169	(63,754)	(4,927)
Call - TOPIX Banks Index	MSCS	JPY	233.87	04/10/2020	JPY	2,038,367	1,533,806	(84,330)	(6,830)
Call - TOPIX Banks Index	BNP	JPY	237.47	03/13/2020	JPY	2,287,747	1,721,457	(83,223)	(6,102)
Call - TOPIX Banks Index	MSCS	JPY	1,950.00	03/08/2019	JPY	491,008	369,468	(23,869)	(242)
Call - TOTAL SA	UBS	USD	75.00	09/20/2019	USD	5,839,725	111,915	(119,080)	(8,206)
Call - United Continental Holdings, Inc.	DUB	USD	75.00	01/18/2019	USD	1,371,497	16,380	(78,067)	(154,318)
Put - Alphabet, Inc.	JPM	USD	860.00	01/17/2020	USD	3,021,910	2,918	(112,343)	(138,725)
Put - Anadarko Petroleum Corp.	CSI	USD	46.00	01/17/2020	USD	1,340,057	30,567	(87,880)	(257,577)
Put - BP PLC	BOA	USD	28.00	01/17/2020	USD	5,327,760	140,500	(175,625)	(152,488)
Put - CVS Health Corp.	JPM	USD	56.00	01/17/2020	USD	1,412,939	21,565	(61,460)	(84,666)
Put - EURO STOXX Banks Index	UBS	EUR	106.38	06/18/2021	EUR	2,019,680	20,262	(326,711)	(813,475)
Put - EURO STOXX Banks Index	BCLY	EUR	110.23	03/19/2021	EUR	1,986,587	19,930	(315,966)	(814,428)
Put - Facebook, Inc.	UBS	USD	155.00	01/17/2020	USD	16,287,801	124,249	(1,408,618)	(3,904,750)
Put - Halliburton Co.	CITI	USD	35.00	01/17/2020	USD	1,669,171	62,798	(107,008)	(599,101)
Put - Johnson & Johnson	BOA	USD	109.00	01/17/2020	USD	2,823,872	21,882	(60,176)	(106,678)
Put - JPMorgan Chase & Co.	CITI	USD	87.25	01/17/2020	USD	2,101,368	21,526	(81,153)	(132,576)
Put - KOSPI 200 Index	GSC	USD	270.00	03/14/2019	USD	6,133	26,111	(117,761)	(318,176)
Put - S&P 500® Index	BCLY	USD	2,200.00	01/18/2019	USD	1,601,877	639	(15,336)	(2,522)
Put - S&P 500® Index	BCLY	USD	2,250.00	01/18/2019	USD	1,932,781	771	(11,565)	(47)
Put - S&P 500® Index	BCLY	USD	2,250.00	01/31/2019	USD	1,601,877	639	(19,170)	(7,245)
Put - S&P 500® Index	BOA	USD	2,600.00	03/15/2019	USD	6,394,974	2,551	(199,004)	(363,711)
Put - Schlumberger, Ltd.	UBS	USD	52.50	01/17/2020	USD	1,838,060	50,944	(125,985)	(905,055)
Put - SPDR Gold Shares	MSCS	USD	113.00	05/17/2019	USD	1,570,915	12,956	(12,800)	(13,509)
Put - Sumitomo Mitsui Financial Group, Inc.	MSCS	JPY	3,786.60	12/11/2020	JPY	129,516,616	35,846	(110,367)	(213,269)
Put - Sumitomo Mitsui Financial Group, Inc.	MSCS	JPY	3,820.96	09/11/2020	JPY	129,646,689	35,882	(92,404)	(202,170)
Put - Sumitomo Mitsui Financial Group, Inc.	MSCS	JPY	3,832.77	03/13/2020	JPY	240,533,956	66,572	(148,097)	(326,496)
Put - TOPIX Banks Index	BNP	JPY	155.80	03/13/2020	JPY	2,287,747	1,721,457	(151,586)	(372,834)
Put - TOPIX Banks Index	MSCS	JPY	156.59	12/13/2019	JPY	3,203,430	2,410,479	(205,255)	(486,726)
Put - TOPIX Banks Index	BOA	JPY	156.59	12/13/2019	JPY	1,694,649	1,275,169	(98,233)	(257,503)
Put - TOPIX Banks Index	MSCS	JPY	157.82	04/10/2020	JPY	2,038,367	1,533,806	(145,396)	(360,820)
Put - TOPIX Banks Index	MSCS	JPY	1,600.00	03/08/2019	JPY	491,008	369,468	(103,950)	(425,151)

Total								$(7,774,895)	$(12,310,996)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (S)

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 5-Year	NOMI	3-Month USD-LIBOR	Receive	2.70%	03/04/2019	USD	51,262,000	$(78,217)	$(451,682)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(8,174,836)	$(12,823,615)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (T)
Reference Obligation		Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (U)		Value (V)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 30		5.00%	Quarterly	06/20/2023	USD	2,934,114	$132,128	$172,116	$(39,988)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	2.97%	Semi-Annually/ Quarterly	07/18/2025	USD	58,571,970	$977,363	$832	$976,531
3-Month USD-LIBOR	Pay	2.99	Semi-Annually/ Quarterly	07/18/2050	USD	13,162,240	(295,735)	398	(296,133)
3-Month USD-LIBOR	Receive	3.20	Semi-Annually/ Quarterly	10/29/2028	USD	43,403,741	1,918,936	818	1,918,118
6-Month EUR-EURIBOR	Pay	0.84	Semi-Annually/ Annually	02/15/2028	EUR	5,634,380	(103,999)	120	(104,119)
6-Month EUR-EURIBOR	Pay	0.84	Semi-Annually/ Annually	02/15/2028	EUR	6,909,000	(127,678)	147	(127,825)
6-Month EUR-EURIBOR	Pay	0.99	Semi-Annually/ Annually	10/29/2028	EUR	34,382,925	(869,736)	737	(870,473)

Total							$1,499,151	$3,052	$1,496,099

OVER-THE-COUNTER SWAP AGREEMENTS: (S)

Total Return Swap Agreements (W)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
EURO STOXX Banks Net Return Index Futures	BNP	Receive	Annually	04/30/2019	EUR	2,500,116	11,490	$266,073	$—	$266,073
S&P 500® Annual Dividend Futures	GSI	Receive	Annually	12/18/2020	USD	455,763	9,500	80,988	—	80,988
S&P 500® Annual Dividend Futures	BNP	Receive	Annually	12/17/2021	USD	582,600	12,000	100,200	—	100,200
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Annually	03/21/2021	JPY	65,960,000	170,000	69,796	—	69,796
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Annually	03/31/2021	JPY	30,620,000	80,000	36,677	—	36,677

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (S)

Total Return Swap Agreements (continued) (W)

Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Maturity	03/31/2021	JPY	25,290,000	60,000	$6,295	$—	$6,295
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Annually	03/31/2022	JPY	35,775,000	90,000	30,053	—	30,053
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Annually	03/31/2022	JPY	31,880,000	80,000	25,984	—	25,984
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Maturity	03/31/2022	JPY	25,560,000	60,000	4,434	—	4,434
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Annually	03/31/2022	JPY	66,810,000	170,000	63,747	—	63,747

Total								$684,247	$—	$684,247

Total Return Swap Agreements (continued)			Notional Amount
Reference Entity	Counterparty	Expiration Date			Notional Amount as a Percentage of Net Assets	Value	Net Unrealized Appreciation (Depreciation)
Contracts for Difference OTC Swaps
Equity Securities Short (X)	CITI	01/22/2019	USD	2,004,996	0.1%	$ 2,080,092	$ (75,096)
Equity Securities Short (Y)	JPM	01/08/2019	USD	3,471,161	0.2	3,348,935	122,226

						$ 5,429,027	$ 47,130

Value
OTC Swap Agreements, at value (Assets)	$684,247

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year Canada Government Bond	Short	(134)	03/20/2019	$(13,263,843)	$(13,424,539)	$—	$(160,696)
CAC 40 Index	Long	9	01/18/2019	485,443	487,591	2,148	—
DAX® Index	Long	2	03/15/2019	608,255	605,042	—	(3,213)
EURO STOXX 50® Index	Short	(977)	03/15/2019	(34,224,268)	(33,290,880)	933,388	—
NASDAQ-100 E-Mini Index	Long	9	03/15/2019	1,166,865	1,139,985	—	(26,880)
Nikkei 225 Index	Short	(29)	03/07/2019	(2,732,155)	(2,621,390)	110,765	—
S&P 500® E-Mini Index	Short	(43)	03/15/2019	(5,247,729)	(5,386,180)	—	(138,451)
SGX CNX Nifty Index	Long	851	01/31/2019	18,506,503	18,590,095	83,592	—

Total						$1,129,893	$(329,240)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS: (S)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	01/31/2019	JPY	919,929,000	USD	8,236,597	$177,229	$—
CITI	03/14/2019	ZAR	70,821,000	USD	4,942,854	—	(64,255)
DUB	02/28/2019	USD	4,133,907	EUR	3,602,000	—	(13,794)
DUB	03/01/2019	USD	4,566,885	BRL	17,804,000	—	(5,602)
GSI	02/04/2019	USD	8,872,346	JPY	992,450,000	—	(207,411)
GSI	02/07/2019	USD	977,514	INR	69,990,000	—	(20,693)
GSI	02/15/2019	EUR	3,626,000	USD	4,142,772	27,683	—
GSI	03/04/2019	USD	9,208,427	JPY	1,026,200,000	—	(201,488)
GSI	03/21/2019	SEK	73,798,086	EUR	7,140,000	144,283	—
JPM	01/11/2019	GBP	5,872,000	USD	7,665,756	—	(177,110)
JPM	01/25/2019	USD	2,840,724	AUD	4,016,000	10,513	—
JPM	01/25/2019	JPY	924,330,256	USD	8,324,000	126,738	—
JPM	02/01/2019	NOK	27,299,000	USD	3,293,673	—	(131,661)
JPM	02/07/2019	INR	1,378,488,000	USD	19,330,921	329,255	—
JPM	02/14/2019	JPY	1,400,149,000	USD	12,453,130	365,926	—
JPM	02/15/2019	GBP	6,432,000	USD	8,419,776	—	(203,030)
JPM	02/21/2019	GBP	3,353,000	USD	4,389,478	—	(104,937)
JPM	02/25/2019	USD	1,150,088	EUR	1,009,000	—	(11,323)
JPM	03/25/2019	USD	3,960,622	JPY	435,850,000	—	(43,994)
MSCS	01/25/2019	EUR	3,607,000	USD	4,145,060	—	(3,189)
MSCS	01/28/2019	USD	8,979,112	JPY	995,250,000	—	(122,172)
MSCS	02/15/2019	USD	4,169,231	EUR	3,626,000	—	(1,224)
MSCS	02/28/2019	EUR	3,602,000	USD	4,098,672	49,030	—
MSCS	03/07/2019	JPY	560,557,251	USD	4,963,000	178,595	—
MSCS	03/14/2019	USD	4,068,427	EUR	3,548,000	—	(22,203)
MSCS	03/14/2019	EUR	3,548,000	USD	4,035,579	55,051	—

Total						$1,464,303	$(1,334,086)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	22.5%	$355,770,081
Oil, Gas & Consumable Fuels	5.5	87,876,560
Banks	4.5	71,425,357
Health Care Providers & Services	4.2	66,596,913
Pharmaceuticals	3.5	54,674,224
Media	3.3	52,648,911
Foreign Government Obligations	2.8	44,424,428
Interactive Media & Services	2.8	43,609,381
Chemicals	2.7	42,782,920
Software	2.7	42,335,463
Food Products	2.3	35,809,377
Technology Hardware, Storage & Peripherals	2.1	33,754,031
Diversified Telecommunication Services	1.5	24,581,261
Health Care Equipment & Supplies	1.5	23,084,989
Insurance	1.4	21,812,638
Capital Markets	1.4	21,545,044
Hotels, Restaurants & Leisure	1.3	20,366,091
International Commodity Funds	1.3	20,346,116
Airlines	1.3	20,132,634
Internet & Direct Marketing Retail	1.2	19,829,163
Electric Utilities	1.2	19,608,414
Tobacco	1.2	19,354,007
Real Estate Management & Development	1.2	19,205,310
Aerospace & Defense	1.2	18,883,638

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Wireless Telecommunication Services	1.1%		$17,393,127
Auto Components	1.1		16,977,610
Household Products	1.0		16,353,651
Automobiles	0.9		14,823,533
Biotechnology	0.8		13,464,388
Semiconductors & Semiconductor Equipment	0.7		11,033,993
Machinery	0.7		10,956,608
IT Services	0.6		10,050,213
Road & Rail	0.6		10,045,619
Beverages	0.6		9,883,327
Equity Real Estate Investment Trusts	0.5		8,503,439
Metals & Mining	0.5		8,188,722
Electrical Equipment	0.5		7,326,622
Multiline Retail	0.5		7,168,665
Electronic Equipment, Instruments & Components	0.4		6,309,159
Gas Utilities	0.4		5,787,838
Specialty Retail	0.3		5,297,611
Textiles, Apparel & Luxury Goods	0.3		5,115,023
Consumer Finance	0.3		4,842,041
Multi-Utilities	0.3		4,327,213
Construction & Engineering	0.3		4,157,661
Building Products	0.3		4,050,874
Entertainment	0.2		3,980,960
Personal Products	0.2		3,874,849
Independent Power & Renewable Electricity Producers	0.2		3,445,993
Paper & Forest Products	0.2		3,255,152
Over-the-Counter Options Purchased	0.2		3,153,931
Food & Staples Retailing	0.2		3,031,418
Industrial Conglomerates	0.1		1,587,546
Household Durables	0.1		1,483,022
Health Care Technology	0.1		1,482,480
Energy Equipment & Services	0.1		1,466,987
Transportation Infrastructure	0.1		1,428,828
Diversified Financial Services	0.1		988,640
Construction Materials	0.1		879,973
Life Sciences Tools & Services	0.1		847,543
Communications Equipment	0.1		813,259
Over-the-Counter Foreign Exchange Options Purchased	0.0	(G)	618,871
Air Freight & Logistics	0.0	(G)	458,290
Distributors	0.0	(G)	281,602
Containers & Packaging	0.0	(G)	125,107
Commercial Services & Supplies	0.0	(G)	114,692
Diversified Consumer Services	0.0	(G)	64,950
Professional Services	0.0	(G)	47,373
Over-the-Counter Interest Rate Swaptions Purchased	0.0	(G)	22,186
Trading Companies & Distributors	0.0	(G)	9,218
Short-Term Investments	10.6		168,637,475

Total Investments and Securities Sold Short	100.0%		$1,584,614,233

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (Z)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AA)	Value
ASSETS
Investments
Common Stocks	$541,378,579	$349,133,604	$881,094	$891,393,277
Convertible Preferred Stocks	5,768,921	—	—	5,768,921
Preferred Stocks	3,905,014	113,238	6,954,986	10,973,238
Exchange-Traded Funds	20,346,116	—	—	20,346,116
Master Limited Partnership	2,447,436	—	—	2,447,436
Convertible Bonds	—	3,056,196	372,000	3,428,196
Corporate Debt Securities	—	79,286,474	—	79,286,474
Foreign Government Obligations	—	44,424,428	—	44,424,428
Loan Assignments	—	1,917,696	—	1,917,696
U.S. Government Obligations	—	355,770,081	—	355,770,081
Short-Term Foreign Government Obligations	—	31,480,489	—	31,480,489
Short-Term U.S. Government Obligations	—	113,880,989	—	113,880,989
Other Investment Company	18,859,540	—	—	18,859,540
Repurchase Agreements	—	4,416,457	—	4,416,457
Over-the-Counter Options Purchased	—	3,153,931	—	3,153,931
Over-the-Counter Foreign Exchange Options Purchased	—	618,871	—	618,871
Over-the-Counter Interest Rate Swaptions Purchased	—	22,186	—	22,186

Total Investments	$592,705,606	$987,274,640	$8,208,080	$1,588,188,326

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$132,128	$—	$132,128
Centrally Cleared Interest Rate Swap Agreements	—	2,896,299	—	2,896,299
Over-the-Counter Total Return Swap Agreements	—	684,247	—	684,247
Over-the-Counter Contracts for Difference	—	5,429,027	—	5,429,027
Futures Contracts (AB)	1,129,893	—	—	1,129,893
Forward Foreign Currency Contracts (AB)	—	1,464,303	—	1,464,303

Total Other Financial Instruments	$1,129,893	$10,606,004	$—	$11,735,897

LIABILITIES
Securities Sold Short
Common Stocks	$(550,685)	$(3,023,408)	$—	$(3,574,093)

Total Securities Sold Short	$(550,685)	$(3,023,408)	$—	$(3,574,093)

Other Financial Instruments
Exchange-Traded Options Written	$(60,937)	$—	$—	$(60,937)
Over-the-Counter Options Written	—	(12,310,996)	—	(12,310,996)
Over-the-Counter Interest Rate Swaptions Written	—	(451,682)	—	(451,682)
Centrally Cleared Interest Rate Swap Agreements	—	(1,397,148)	—	(1,397,148)
Futures Contracts (AB)	(329,240)	—	—	(329,240)
Forward Foreign Currency Contracts (AB)	—	(1,334,086)	—	(1,334,086)

Total Other Financial Instruments	$(390,177)	$(15,493,912)	$—	$(15,884,089)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are Level 3 of the fair value hierarchy.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the total value of securities is $8,809,922, representing 0.6% of the Portfolio’s net assets.
(D)	Illiquid security. At December 31, 2018, the value of such securities amounted to $10,985,689, representing 0.7% of the Portfolio’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,159,624. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $31,526,506, representing 2.0% of the Portfolio’s net assets.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	All or a portion of the security has been segregated by the custodian as collateral for open exchange-traded options and securities sold short transactions. The value of the security is $187,746.
(I)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $13,123,493.
(J)	Rates disclosed reflect the yields at December 31, 2018.
(K)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(L)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2018, the total value of such securities is $375,069, representing less than 0.1% of the Portfolio’s net assets.
(M)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, the total value of Regulation S securities is $17,206,879, representing 1.1% of the Portfolio’s net assets.
(N)	Restricted securities. At December 31, 2018, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Quintis Pty, Ltd.	10/25/2018	$1,059,498	$881,094	0.1%

Common Stocks	Fieldwood Energy, Inc.	04/11/2018	765,274	414,498	0.0	(G)

Preferred Stocks	Palantir Technologies, Inc. 0.00%	05/02/2014	1,304,158	1,150,978	0.1

Preferred Stocks	Uber Technologies, Inc. 0.00%	05/02/2014	2,002,180	5,804,008	0.4

Convertible Bonds	Bio City Development Co. BV 8.00%, 07/06/2020	05/02/2014	1,734,480	372,000	0.0	(G)

Corporate Debt Securities	Inversiones Alsacia SA 8.00%, 12/31/2018	05/02/2014 - 03/26/2015	631,526	23,620	0.0	(G)

Total			$7,497,116	$8,646,198	0.6%

(O)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(P)	Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2018, the value of this security is $23,620, representing less than 0.1% of the Portfolio net assets.
(Q)	Perpetual maturity. The date displayed is the next call date.
(R)	Percentage rounds to less than 0.01% or (0.01)%.
(S)	Securities with a total value of $590,261 have been segregated by the broker as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts.
(T)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(U)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(V)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(W)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(X)	The Portfolio receives or pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Portfolio pays or receives a variable rate of interest, based on a specific benchmark, plus or minus a spread in a range of (175) - 175 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the 1-Month USD-LIBOR.
(Y)	The Portfolio receives or pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Portfolio pays or receives a variable rate of interest, based on a specific benchmark, plus or minus a spread in a range of 0 - 175 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the 1-Month USD-LIBOR and Federal Funds Rate.
(Z)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Schedules of Investments for more information regarding security valuation and pricing inputs.
(AA)	Level 3 securities were not considered significant to the Portfolio.
(AB)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
CSI	Credit Suisse International
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.
NOMI	Nomura International PLC
SG	Societe Generale
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CAC	Cotation Assistée en Continu (French Stock Market Index)
CNX Nifty	CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

PORTFOLIO ABBREVIATIONS (continued):

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
EURIBOR	Euro Interbank Offer Rate
KOSPI	Korean Composite Stock Price Index
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
REIT	Real Estate Investment Trust
SGX	Singapore Exchange
SPDR	Standard & Poor’s Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $1,624,231,665) (including securities loaned of $18,159,624)	$1,583,771,869
Repurchase agreement, at value (cost $4,416,457)	4,416,457
Cash collateral pledged at broker for:
Securities sold short	5,316,785
Centrally cleared swap agreements	2,191,000
Futures contracts	3,946,330
Foreign currency, at value (cost $437,283)	417,793
OTC swap agreements, at value	684,247
Receivables and other assets:
Investments sold	6,068,865
Net income from securities lending	23,392
Shares of beneficial interest sold	1,214
Dividends and/or distributions	1,194,914
Interest	3,667,330
Tax reclaims	358,330
Variation margin receivable on centrally cleared swap agreements	146,126
Unrealized appreciation on CFD swap agreements	122,226
Unrealized appreciation on forward foreign currency contracts	1,464,303
Other assets	7,459

Total assets	1,613,798,640

Liabilities:
Securities sold short, at value (proceeds $4,956,608)	3,574,093
Cash collateral received upon return of:
Securities on loan	18,859,540
Cash collateral at broker for:
OTC derivatives (A)	1,000,137
Written options and swaptions, at value (premium received $8,174,836)	12,823,615
Payables and other liabilities:
Investments purchased	7,013,529
Shares of beneficial interest redeemed	384,062
Dividends and/or distributions	11,046
Dividends, interest and fees for borrowings from securities sold short	24,853
Due to custodian	1,765,648
Investment management fees	962,545
Distribution and service fees	251,736
Transfer agent costs	6,780
Trustees, CCO and deferred compensation fees	4,945
Audit and tax fees	56,808
Custody fees	482,490
Legal fees	94,214
Printing and shareholder reports fees	128,697
Other accrued expenses	14,409
Variation margin payable on futures contracts	377,098
Unrealized depreciation on CFD swap agreements	75,096
Unrealized depreciation on forward foreign currency contracts	1,334,086

Total liabilities	49,245,427

Net assets	$1,564,553,213

Net assets consist of:
Capital stock ($0.01 par value)	$1,341,636
Additional paid-in capital	1,516,879,089
Total distributable earnings (accumulated losses)	46,332,488

Net assets	$1,564,553,213

Net assets by class:
Initial Class	$402,849,790
Service Class	1,161,703,423

Shares outstanding:
Initial Class	47,904,182
Service Class	86,259,438

Net asset value and offering price per share:
Initial Class	$8.41
Service Class	13.47

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$24,754,494
Interest income	18,092,134
Net income from securities lending	532,265
Withholding taxes on foreign income	(1,412,654)

Total investment income	41,966,239

Expenses:
Investment management fees	13,528,418
Distribution and service fees:
Service Class	3,364,667
Transfer agent costs	27,965
Trustees, CCO and deferred compensation fees	60,562
Audit and tax fees	81,958
Custody fees	1,063,717
Legal fees	127,293
Printing and shareholder reports fees	131,396
Dividends, interest and fees for borrowings from securities sold short	147,221
Other	45,887

Total expenses before waiver and/or reimbursement and recapture	18,579,084

Expenses waived and/or reimbursed:
Initial Class	(99,999)
Service Class	(264,850)

Net expenses	18,214,235

Net investment income (loss)	23,752,004

Net realized gain (loss) on:
Investments	75,241,623
Securities sold short	(474,959)
Written options and swaptions	1,855,289
Swap agreements	524,647
Futures contracts	566,129
Forward foreign currency contracts	(2,822,704)
Foreign currency transactions	1,237,375

Net realized gain (loss)	76,127,400

Net change in unrealized appreciation (depreciation) on:
Investments	(224,827,872)
Securities sold short	956,305
Written options and swaptions	(6,702,142)
Swap agreements	(3,072,333)
Futures contracts	670,178
Forward foreign currency contracts	(1,920,281)
Translation of assets and liabilities denominated in foreign currencies	(39,806)

Net change in unrealized appreciation (depreciation)	(234,935,951)

Net realized and change in unrealized gain (loss)	(158,808,551)

Net increase (decrease) in net assets resulting from operations	$(135,056,547)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$23,752,004	$21,015,521
Net realized gain (loss)	76,127,400	60,530,716
Net change in unrealized appreciation (depreciation)	(234,935,951)	157,271,728

Net increase (decrease) in net assets resulting from operations	(135,056,547)	238,817,965

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(19,290,272)	—
Service Class	(29,344,777)	—
Net investment income:
Initial Class	—	(9,877,765)
Service Class	—	(15,194,447)

Total dividends and/or distributions from net investment income	—	(25,072,212)

Total dividends and/or distributions to shareholders	(48,635,049)	(25,072,212)

Capital share transactions:
Proceeds from shares sold:
Initial Class	43,416,075	36,131,875
Service Class	7,347,503	28,938,597

	50,763,578	65,070,472

Dividends and/or distributions reinvested:
Initial Class	19,290,272	9,877,765
Service Class	29,344,777	15,194,447

	48,635,049	25,072,212

Cost of shares redeemed:
Initial Class	(129,756,447)	(8,385,665)
Service Class	(190,163,187)	(92,479,829)

	(319,919,634)	(100,865,494)

Net increase (decrease) in net assets resulting from capital share transactions	(220,521,007)	(10,722,810)

Net increase (decrease) in net assets	(404,212,603)	203,022,943

Net assets:
Beginning of year	1,968,765,816	1,765,742,873

End of year	$1,564,553,213	$1,968,765,816

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$16,979,016

Capital share transactions - shares:
Shares issued:
Initial Class	4,650,156	3,962,642
Service Class	499,683	2,064,710

	5,149,839	6,027,352

Shares reinvested:
Initial Class	2,126,822	1,092,673
Service Class	2,018,210	1,064,037

	4,145,032	2,156,710

Shares redeemed:
Initial Class	(14,471,816)	(965,363)
Service Class	(13,057,396)	(6,488,924)

	(27,529,212)	(7,454,287)

Net increase (decrease) in shares outstanding:
Initial Class	(7,694,838)	4,089,952
Service Class	(10,539,503)	(3,360,177)

	(18,234,341)	729,775

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$9.45	$8.47	$8.24		$9.92	$10.43

Investment operations:
Net investment income (loss) (A)	0.14	0.12	0.11	(B)	0.10	0.11
Net realized and unrealized gain (loss)	(0.81)	1.05	0.28		(0.19)	0.11

Total investment operations	(0.67)	1.17	0.39		(0.09)	0.22

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.08)		(0.29)	(0.30)
Net realized gains	(0.16)	—	(0.08)		(1.30)	(0.43)

Total dividends and/or distributions to shareholders	(0.37)	(0.19)	(0.16)		(1.59)	(0.73)

Net asset value, end of year	$8.41	$9.45	$8.47		$8.24	$9.92

Total return	(7.40)%	13.75%	4.69%		(0.88)%	2.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$402,850	$525,413	$436,406		$374,668	$122,871
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.82%	0.84%	0.83%		0.82%	0.78%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.80%	0.81%	0.81	%(B)	0.81%	0.77%
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	0.79%	0.79%	0.80	%(B)	0.80%	0.77	%(D)
Net investment income (loss) to average net assets	1.47%	1.30%	1.35	%(B)	1.13%	1.08%
Portfolio turnover rate	160%	114%	120%		79%	47	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	Dividends and interest from securities sold short rounds to less than 0.01%.
(E)	Excludes investment securities received in-kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$14.91	$13.27	$12.82		$14.55	$14.98

Investment operations:
Net investment income (loss) (A)	0.18	0.15	0.14	(B)	0.13	0.09
Net realized and unrealized gain (loss)	(1.29)	1.64	0.44		(0.31)	0.18

Total investment operations	(1.11)	1.79	0.58		(0.18)	0.27

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.05)		(0.25)	(0.27)
Net realized gains	(0.16)	—	(0.08)		(1.30)	(0.43)

Total dividends and/or distributions to shareholders	(0.33)	(0.15)	(0.13)		(1.55)	(0.70)

Net asset value, end of year	$13.47	$14.91	$13.27		$12.82	$14.55

Total return	(7.62)%	13.49%	4.56%		(1.23)%	1.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,161,703	$1,443,353	$1,329,337		$1,234,334	$1,283,518
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.07%	1.09%	1.08%		1.07%	0.83%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.05%	1.06%	1.06	%(B)	1.06%	0.81%
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	1.04%	1.04%	1.05	%(B)	1.05%	0.81	%(D)
Net investment income (loss) to average net assets	1.21%	1.05%	1.10	%(B)	0.90%	0.62%
Portfolio turnover rate	160%	114%	120%		79%	47	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	Dividends and interest from securities sold short rounds to less than 0.01%.
(E)	Excludes investment securities received in-kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Transamerica Cayman Blackrock Global Allocation, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information. The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Blackrock Global Allocation VP, Ltd. (the “Subsidiary”) entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary, in order that the aggregate total management fee paid by the Portfolio and its Subsidiary equals the amount of the management fee that would have been paid by the Portfolio to TAM had the Portfolio not invested assets in the Subsidiary. This management fee waiver, which is reflected in the Portfolio’s expense waiver and/or reimbursement on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

At December 31, 2018, the net assets of the Subsidiary as a percentage of the Portfolio’s net assets is as follows:

Value	Percentage of Net Assets
$ 23,553,368	1.51%

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Consolidated Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Consolidated Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Consolidated Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

4. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Consolidated Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITY VALUATION (continued)

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

5. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2018. Open secured loan participations and assignments at December 31, 2018, if any, are included within the Consolidated Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified in the Consolidated Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Consolidated Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Consolidated Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolio considers the short sale to be a borrowing by the Portfolio that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

The Portfolio investing in short sales is liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Consolidated Statement of Assets and Liabilities. The Portfolio also bears other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Consolidated Statement of Operations.

Open short sale transactions at December 31, 2018, if any, are included within the Consolidated Schedule of Investments and are reflected in Securities sold short, at value within the Consolidated Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$17,077,179	$—	$—	$—	$17,077,179
Corporate Debt Securities	1,782,361	—	—	—	1,782,361
Total Securities Lending Transactions	$18,859,540	$—	$—	$—	$18,859,540
Total Borrowings	$18,859,540	$—	$—	$—	$18,859,540

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Consolidated Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2018, if any, are included within the Consolidated Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Consolidated Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Consolidated Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Consolidated Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open centrally cleared swap agreements at December 31, 2018, if any, are listed within the Consolidated Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Consolidated Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2018, if any, are listed within the Consolidated Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Consolidated Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2018, if any, are listed within the Consolidated Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Investments, at value (A)	$22,186	$618,871	$3,153,931	$—	$—	$3,794,988
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	2,896,299	—	—	132,128	—	3,028,427
OTC Swaps:
OTC swap agreements, at value		—	6,113,274	—	—	6,113,274
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	—	—	1,129,893	—	—	1,129,893
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	1,464,303	—	—	—	1,464,303
Total	$2,918,485	$2,083,174	$10,397,098	$132,128	$—	$15,530,885

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Written options and swaptions, at value (A)	$(451,682)	$—	$(12,371,933)	$—	$—	$(12,823,615)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(1,397,148)	—	—	—	—	(1,397,148)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(160,696)	—	(168,544)	—	—	(329,240)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(1,334,086)	—	—	—	(1,334,086)
Total	$(2,009,526)	$(1,334,086)	$(12,540,477)	$—	$—	$(15,884,089)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Consolidated Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(863,774)	$(1,903,085)	$2,057,755	$—	$—	$(709,104)
Written options and swaptions	(830,358)	814,278	1,871,369	—	—	1,855,289
Swap agreements	(2,761,914)	638,935	2,727,160	(79,534)	—	524,647
Futures contracts	—	—	566,129	—	—	566,129
Forward foreign currency contracts	—	(2,822,704)	—	—	—	(2,822,704)
Total	$(4,456,046)	$(3,272,576)	$7,222,413	$(79,534)	$—	$(585,743)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$670,505	$(653,848)	$(6,426,585)	$—	$—	$(6,409,928)
Written options and swaptions	(909,069)	(435,823)	(5,357,250)	—	—	(6,702,142)
Swap agreements	1,057,169	(1,222,737)	(2,925,834)	19,069	—	(3,072,333)
Futures contracts	(160,696)	—	830,874	—	—	670,178
Forward foreign currency contracts	—	(1,920,281)	—	—	—	(1,920,281)
Total	$657,909	$(4,232,689)	$(13,878,795)	$19,069	$—	$(17,434,506)

(A)	Included within Net realized gain (loss) on Investments in the Consolidated Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) in Investments in the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 5,920,640	$ 732,410	$ (2,873,286)	$ (4,966,975)	$ 216,273,057	$ 34,305,376	$ (28,883,868)	$ 114,663,227	$ 50,081,040	$ 11,624,928

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Consolidated Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$252,074	$(252,074)	$—	$—	$904,804	$(252,074)	$(652,730)	$—
Barclays Bank PLC	1,239,709	(1,142,085)	(97,624)	—	1,142,085	(1,142,085)	—	—
BNP Paribas	631,169	(378,936)	(252,233)	—	378,936	(378,936)	—	—

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Citibank N.A.	$2,337,128	$(959,275)	$—	$1,377,853	$959,275	$(959,275)	$—	$—
Credit Suisse International	48,070	(48,070)	—	—	285,592	(48,070)	(237,522)	—
Deutsche Bank AG	—	—	—	—	173,714	—	(144,516)	29,198
Goldman Sachs & Co.	4,243	(4,243)	—	—	318,480	(4,243)	(261,316)	52,921
Goldman Sachs International	252,954	(252,954)	—	—	429,592	(252,954)	—	176,638
JPMorgan Chase Bank, N.A.	4,485,217	(1,009,749)	(220,137)	3,255,331	1,009,749	(1,009,749)	—	—
Morgan Stanley Capital Services Inc.	565,654	(565,654)	—	—	2,200,287	(565,654)	(1,634,633)	—
Nomura International PLC	22,186	(22,186)	—	—	451,682	(22,186)	—	429,496
Societe Generale	462,656	—	(420,000)	42,656	—	—	—	—
UBS AG	1,071,505	(1,071,505)	—	—	5,842,568	(1,071,505)	(4,771,063)	—
Other Derivatives (C)	4,158,320	—	—	4,158,320	1,787,325	—	—	1,787,325

Total	$15,530,885	$(5,706,731)	$(989,994)	$8,834,160	$15,884,089	$(5,706,731)	$(7,701,780)	$2,475,578

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Consolidated Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Consolidated Schedule of Investments.

8. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Consolidated Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $3 billion	0.71%
Over $3 billion up to $5 billion	0.70
Over $5 billion	0.69

The Subsidiary entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in Expense waiver and/or reimbursement within the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

For the year ended December 31, 2018, the amount waived is $364,849 for the Subsidiary and is not subject to recapture.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Consolidated Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2019
Service Class	1.15	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Consolidated Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Consolidated Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Consolidated Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Consolidated Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 974,305,988	$ 1,595,039,206	$ 1,192,580,760	$ 1,526,999,633

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, futures contracts mark-to-market, passive foreign investment company un-reversed inclusions, defaulted bond income accruals, convertible bond income, swap income receivables and payables, and prior year subpart F income. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

differences are due to foreign currency gains and losses, paydown gains and losses, passive foreign investment company gains and losses, convertible bond sales adjustments, distribution re-designations, book income from subsidiary, and corporate actions. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (3,401,026)	$ 3,401,026

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,641,190,323	$ 92,823,450	$ (147,513,690)	$ (54,690,240)

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 48,635,049	$ —	$ —	$ 25,072,212	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 19,904,324	$ 78,204,194	$ —	$ —	$ 2,924,324	$ (54,700,354)

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. NEW ACCOUNTING PRONOUNCEMENTS (continued)

is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

14. LEGAL PROCEEDINGS (continued)

procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

Since BlackRock Investment Management began managing the Portfolio in November of 2018 to period ended December 31, 2018, volatility was consistent in North America. The 10-year U.S. Treasury yield dropped and the yield-curve flattened as the U.S. Federal Reserve (“Fed”) pivoted to a slightly more dovish stance. While certain economic indicators moderated, the labor market remained robust and consumer confidence was healthy. In this environment North American real estate securities delivered a negative total return, marginally outperforming the broader equity markets in December.

In Asia, November was positive overall with real estate equities outperforming general equities. Investors appeared less risk averse than in October, as the Fed took a more dovish stance and a seemingly positive G20 meeting promoted a potentially improved outcome in an environment of lingering trade uncertainty. However, in December, trade-related concerns persisted along with rising rates and fears of slowing economic growth, resulting in lackluster outperformance of real estate equities over general equities.

In the Europe, Middle East and Africa (“EMEA”) region, volatility remained elevated in November with ongoing Brexit concerns, resulting in the underperformance of the U.K. versus Europe. December was also a difficult month for the region generally, driven by fears around trade wars, economic growth, political turmoil in the U.K. around Brexit, and protests in France.

On a regional level, benchmark returns were mixed across the three regions with the Americas and EMEA down, while Asia-Pacific (“APAC”) was slightly higher.

PERFORMANCE

For the year ended December 31, 2018, Transamerica BlackRock Global Real Estate Securities VP, Initial Class returned -10.09%. By comparison, its benchmark, the S&P Developed Property Net Total Return Index, returned -6.97%.

STRATEGY REVIEW

From November 1, 2018 to period ended December 31, 2018, the Transamerica BlackRock Global Estate Securities VP Portfolio (“Portfolio”) underperformed the S&P Developed Property Net Total Return Index, its primary benchmark.

On a regional basis, the Portfolio had negative relative performance in APAC and EMEA and positive performance in the Americas.

Relative contributors included Link REIT (a Hong Kong real estate investment trust or REIT), Omega Healthcare Investors, Inc., REIT (U.S. health care), Sun Hung Kai Properties, Ltd. and CK Asset Holdings, Ltd. (Hong Kong developers) and Sun Communities, Inc., REIT (U.S. residential). Conversely, Host Hotels & Resorts, Inc., REIT (U.S. lodging), Unibail-Rodamco-Westfield, REIT (EU retail), Grainger PLC (U.K.), Highwood Properties, Inc., REIT (U.S. office) and Tokyu Fudosan Holdings Corp. (Japanese developer) detracted from relative performance.

During the fiscal year, the Portfolio used derivatives. These positions added to performance.

Mark Howard-Johnson, CFA

James Wilkinson

Alastair Gillespie, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

BlackRock International Limited

BlackRock (Singapore) Limited

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Repurchase Agreement	2.0
Other Investment Company	1.0
Net Other Assets (Liabilities) ^	(0.2)
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(10.09)%	2.60%	7.97%	05/01/1998
S&P Developed Property Net Total Return Index (A)	(6.97)%	4.49%	9.90%
Service Class	(10.33)%	2.34%	7.69%	05/01/2003

(A) The S&P Developed Property Net Total Return Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$917.20	$4.30	$1,020.70	$4.53	0.89%
Service Class	1,000.00	916.10	5.46	1,019.50	5.75	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 97.2%
Australia - 3.6%
LendLease Group	239,931	$ 1,965,416
NEXTDC, Ltd. (A) (B)	1,181,919	5,086,480
Scentre Group, REIT	3,074,714	8,446,130

		15,498,026

Canada - 2.0%
Canadian Apartment Properties REIT	98,384	3,192,508
RioCan Real Estate Investment Trust	319,669	5,572,899

		8,765,407

China - 1.1%
GDS Holdings, Ltd., ADR (A) (B)	200,773	4,635,849

France - 3.0%
Gecina SA, REIT	31,692	4,103,154
Unibail-Rodamco-Westfield, REIT	58,099	9,013,160

		13,116,314

Germany - 3.9%
LEG Immobilien AG	56,756	5,921,337
Vonovia SE	242,788	10,944,617

		16,865,954

Hong Kong - 8.3%
CK Asset Holdings, Ltd.	1,380,000	10,098,206
Kerry Properties, Ltd.	367,000	1,253,720
Link REIT	897,000	9,083,979
Sun Hung Kai Properties, Ltd.	660,000	9,406,296
Wharf Real Estate Investment Co., Ltd.	680,000	4,068,450
Wheelock & Co., Ltd.	347,000	1,983,047

		35,893,698

Ireland - 0.6%
Glenveagh Properties PLC (A) (C)	2,937,677	2,376,285

Japan - 14.9%
Activia Properties, Inc., REIT	1,943	7,894,162
Daito Trust Construction Co., Ltd.	21,300	2,916,043
Daiwa House Industry Co., Ltd.	186,500	5,949,056
GLP J-REIT	5,219	5,313,771
Hulic Reit, Inc.	1,984	3,080,697
Ichigo Office REIT Investment	3,411	3,012,025
Japan Rental Housing Investments, Inc., REIT	5,214	3,909,404
Kenedix Office Investment Corp., REIT	1,048	6,689,190
Leopalace21 Corp.	621,200	2,462,984
Mitsubishi Estate Co., Ltd.	529,700	8,334,037
Mitsui Fudosan Co., Ltd.	376,200	8,356,117
Sumitomo Realty & Development Co., Ltd.	59,500	2,178,211
Tokyu Fudosan Holdings Corp.	885,200	4,363,175

		64,458,872

Norway - 1.1%
Entra ASA (C)	360,170	4,796,775

Singapore - 3.1%
Ascendas Real Estate Investment Trust	3,653,200	6,888,532
City Developments, Ltd.	547,700	3,263,013
Mapletree Commercial Trust, REIT	2,519,900	3,050,614

		13,202,159

Spain - 1.7%
Aedas Homes SAU (A) (C)	133,271	3,383,726
Inmobiliaria Colonial Socimi SA, REIT	429,444	4,002,707

		7,386,433

	Shares	Value
COMMON STOCKS (continued)
Sweden - 1.4%
Castellum AB	138,307	$ 2,555,727
Fabege AB	246,913	3,300,237

		5,855,964

United Kingdom - 4.4%
Assura PLC, REIT	3,720,532	2,503,876
Big Yellow Group PLC, REIT	327,930	3,651,051
Derwent London PLC, REIT	63,353	2,303,789
Grainger PLC	1,186,322	3,172,356
Hammerson PLC, REIT	214,760	901,677
Land Securities Group PLC, REIT	424,398	4,351,302
Segro PLC, REIT	286,209	2,147,224

		19,031,275

United States - 48.1%
Alexandria Real Estate Equities, Inc., REIT	85,876	9,896,350
AvalonBay Communities, Inc., REIT	77,472	13,484,002
Boston Properties, Inc., REIT	101,069	11,375,316
Brandywine Realty Trust, REIT	328,407	4,226,598
CyrusOne, Inc., REIT	166,206	8,788,973
EPR Properties, REIT	126,938	8,127,840
Equinix, Inc., REIT	14,305	5,043,371
Equity Residential, REIT	125,296	8,270,789
Extra Space Storage, Inc., REIT	97,352	8,808,409
Federal Realty Investment Trust, REIT	45,198	5,335,172
Highwoods Properties, Inc., REIT	133,077	5,148,749
Hilton Worldwide Holdings, Inc.	31,190	2,239,442
Host Hotels & Resorts, Inc., REIT	583,293	9,723,494
Invitation Homes, Inc., REIT	202,245	4,061,080
Marriott International, Inc., Class A	20,610	2,237,422
Omega Healthcare Investors, Inc., REIT	314,457	11,053,164
Prologis, Inc., REIT	236,746	13,901,725
Regency Centers Corp., REIT	132,412	7,769,936
Rexford Industrial Realty, Inc., REIT	232,000	6,837,040
Simon Property Group, Inc., REIT	103,270	17,348,327
Spirit Realty Capital, Inc., REIT	153,487	5,410,417
STAG Industrial, Inc., REIT	87,707	2,182,150
Sun Communities, Inc., REIT	106,431	10,825,097
UDR, Inc., REIT	211,976	8,398,489
Ventas, Inc., REIT	131,183	7,686,012
VEREIT, Inc.	530,458	3,792,775
VICI Properties, Inc., REIT	223,407	4,195,583
Welltower, Inc., REIT	18,353	1,273,882

		207,441,604

Total Common Stocks (Cost $438,304,898)		419,324,615

OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (D)	4,237,412	4,237,412

Total Other Investment Company (Cost $4,237,412)		4,237,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

Principal	Value
REPURCHASE AGREEMENT - 2.0%

Fixed Income Clearing Corp., 1.45% (D), dated 12/31/2018, to be repurchased at $8,560,497 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $8,732,611.

$ 8,559,808	$ 8,559,808

Total Repurchase Agreement (Cost $8,559,808)	8,559,808

Total Investments (Cost $451,102,118)	432,121,835
Net Other Assets (Liabilities) - (0.2)%	(845,400)

Net Assets - 100.0%	$ 431,276,435

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/15/2019	USD	804,967	EUR	703,000	$—	$(1,545)
BOA	01/15/2019	USD	1,668,964	GBP	1,296,000	15,801	—
BOA	01/15/2019	USD	2,663,903	JPY	300,623,000	—	(82,387)
BOA	01/15/2019	EUR	192,000	USD	219,045	1,226	—
BOA	01/15/2019	JPY	565,937,000	USD	5,012,321	157,699	—
BOA	01/15/2019	ZAR	16,305,000	USD	1,124,407	6,797	—
BOA	01/15/2019	ILS	9,140,000	USD	2,485,144	—	(37,740)
CITI	01/15/2019	USD	886,866	AUD	1,228,000	21,640	—
CITI	01/15/2019	USD	2,157,812	EUR	1,893,000	—	(13,919)
CITI	01/15/2019	USD	3,593,752	NOK	30,513,000	62,250	—
CITI	01/15/2019	USD	669,370	PHP	35,237,000	270	—
CITI	01/15/2019	USD	113,845	SEK	1,023,000	—	(1,729)
CITI	01/15/2019	HKD	23,513,000	USD	3,009,931	—	(5,823)
CITI	01/15/2019	AUD	1,409,000	USD	1,011,800	—	(19,045)
CITI	01/15/2019	SGD	1,244,000	USD	907,063	5,976	—
CITI	01/15/2019	JPY	371,986,000	USD	3,306,257	91,957	—
GSI	01/15/2019	USD	570,637	AUD	780,000	21,063	—
GSI	01/15/2019	USD	129,952	CAD	175,000	1,711	—
GSI	01/15/2019	USD	459,284	GBP	359,000	1,348	—
GSI	01/15/2019	USD	4,341,059	JPY	487,201,000	—	(109,681)
GSI	01/15/2019	PHP	142,145,000	USD	2,679,655	19,475	—
GSI	01/15/2019	CHF	3,490,000	USD	3,487,607	68,217	—
GSI	01/15/2019	SEK	466,000	USD	51,544	1,103	—
GSI	01/15/2019	NZD	1,770,000	USD	1,203,635	—	(15,273)
HSBC	01/15/2019	USD	1,248,196	EUR	1,089,000	319	(1,471)
HSBC	01/15/2019	USD	824,957	GBP	651,000	—	(5,451)
HSBC	01/15/2019	USD	5,815,230	HKD	45,468,000	6,070	—
HSBC	01/15/2019	USD	175,727	NOK	1,521,000	—	(309)
HSBC	01/15/2019	USD	2,007,549	PHP	106,912,000	—	(22,557)
HSBC	01/15/2019	SGD	966,000	USD	705,201	3,798	—
HSBC	01/15/2019	HKD	13,025,000	USD	1,666,130	—	(2,008)
HSBC	01/15/2019	AUD	7,654,000	USD	5,385,033	7,834	—
HSBC	01/15/2019	JPY	27,138,000	USD	242,669	5,245	—
HSBC	01/15/2019	CHF	332,000	USD	336,001	2,261	—
HSBC	01/15/2019	EUR	4,905,000	USD	5,605,770	21,458	—
JPM	01/15/2019	USD	2,255,448	CAD	2,983,000	69,504	—
JPM	01/15/2019	USD	1,424,202	EUR	1,245,000	—	(4,116)
JPM	01/15/2019	USD	1,236,338	GBP	958,000	14,324	—
JPM	01/15/2019	USD	2,395,591	JPY	266,987,000	—	(43,423)
JPM	01/15/2019	USD	500,027	NOK	4,249,000	8,258	—
JPM	01/15/2019	USD	174,295	SEK	1,567,000	—	(2,739)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPM	01/15/2019	USD	2,123,320	SGD	2,909,000	$—	$(11,752)
JPM	01/15/2019	AUD	2,406,000	USD	1,747,267	—	(52,045)
JPM	01/15/2019	GBP	473,000	USD	598,719	4,635	—
JPM	01/15/2019	EUR	705,000	USD	803,161	5,645	—
JPM	01/15/2019	SEK	4,494,000	USD	500,485	7,231	—
JPM	01/15/2019	SGD	1,459,000	USD	1,059,469	11,370	—

Total						$644,485	$(433,013)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	69.9%	$302,076,591
Real Estate Management & Development	23.3	100,672,546
IT Services	2.3	9,722,329
Hotels, Restaurants & Leisure	1.0	4,476,864
Household Durables	0.5	2,376,285

Investments	97.0	419,324,615
Short-Term Investments	3.0	12,797,220

Total Investments	100.0%	$432,121,835

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$220,842,860	$198,481,755	$—	$419,324,615
Other Investment Company	4,237,412	—	—	4,237,412
Repurchase Agreement	—	8,559,808	—	8,559,808

Total Investments	$225,080,272	$207,041,563	$—	$432,121,835

Other Financial Instruments
Forward Foreign Currency Contracts (F)	$—	$644,485	$—	$644,485

Total Other Financial Instruments	$—	$644,485	$—	$644,485

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (F)	$—	$(433,013)	$—	$(433,013)

Total Other Financial Instruments	$—	$(433,013)	$—	$(433,013)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,103,670. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $10,556,786, representing 2.4% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Rates disclosed reflect the yields at December 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
CITI	Citibank N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $442,542,310) (including securities loaned of $4,103,670)	$423,562,027
Repurchase agreement, at value (cost $8,559,808)	8,559,808
Cash collateral pledged at custodian for:
OTC derivatives (A)	20,000
Foreign currency, at value (cost $2,307,902)	2,325,920
Receivables and other assets:
Net income from securities lending	699
Shares of beneficial interest sold	3,180
Dividends and/or distributions	1,417,886
Interest	345
Tax reclaims	52,023
Unrealized appreciation on forward foreign currency contracts	644,485
Prepaid expenses	7

Total assets	436,586,380

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,237,412
Cash collateral at broker for:
OTC derivatives (A)	10,000
Payables and other liabilities:
Shares of beneficial interest redeemed	151,163
Investment management fees	282,040
Distribution and service fees	17,172
Transfer agent costs	1,552
Trustees, CCO and deferred compensation fees	1,280
Audit and tax fees	16,200
Custody fees	111,067
Legal fees	1,419
Printing and shareholder reports fees	42,306
Other accrued expenses	5,321
Unrealized depreciation on forward foreign currency contracts	433,013

Total liabilities	5,309,945

Net assets	$431,276,435

Net assets consist of:
Capital stock ($0.01 par value)	$395,995
Additional paid-in capital	466,855,732
Total distributable earnings (accumulated losses)	(35,975,292)

Net assets	$431,276,435

Net assets by class:
Initial Class	$353,992,737
Service Class	77,283,698

Shares outstanding:
Initial Class	32,789,585
Service Class	6,809,899

Net asset value and offering price per share:
Initial Class	$10.80
Service Class	11.35

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$9,097,788
Interest income	50,134
Net income from securities lending	31,586
Withholding taxes on foreign income	(316,709)

Total investment income	8,862,799

Expenses:
Investment management fees	2,375,052
Distribution and service fees:
Service Class	225,457
Transfer agent costs	4,030
Trustees, CCO and deferred compensation fees	10,007
Audit and tax fees	20,890
Custody fees	216,902
Legal fees	12,496
Printing and shareholder reports fees	43,554
Other	12,681

Total expenses before waiver and/or reimbursement and recapture	2,921,069

Expenses waived and/or reimbursed:
Initial Class	(15,452)
Service Class	(7,596)

Net expenses	2,898,021

Net investment income (loss)	5,964,778

Net realized gain (loss) on:
Investments	(12,784,020)
Forward foreign currency contracts	18,952
Foreign currency transactions	(328,433)

Net realized gain (loss)	(13,093,501)

Net change in unrealized appreciation (depreciation) on:
Investments	(30,035,020)
Forward foreign currency contracts	211,472
Translation of assets and liabilities denominated in foreign currencies	14,105

Net change in unrealized appreciation (depreciation)	(29,809,443)

Net realized and change in unrealized gain (loss)	(42,902,944)

Net increase (decrease) in net assets resulting from operations	$(36,938,166)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$5,964,778	$5,909,467
Net realized gain (loss)	(13,093,501)	8,536,420
Net change in unrealized appreciation (depreciation)	(29,809,443)	22,615,749

Net increase (decrease) in net assets resulting from operations	(36,938,166)	37,061,636

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(12,583,227)	—
Service Class	(7,170,592)	—
Net investment income:
Initial Class	—	(11,198,131)
Service Class	—	(3,150,035)

Total dividends and/or distributions from net investment income	(19,753,819)	(14,348,166)

Capital share transactions:
Proceeds from shares sold:
Initial Class	278,423,865	4,976,952
Service Class	1,786,196	3,808,026

	280,210,061	8,784,978

Dividends and/or distributions reinvested:
Initial Class	12,583,227	11,198,131
Service Class	7,170,592	3,150,035

	19,753,819	14,348,166

Cost of shares redeemed:
Initial Class	(74,043,149)	(224,872,956)
Service Class	(14,752,171)	(10,088,453)

	(88,795,320)	(234,961,409)

Net increase (decrease) in net assets resulting from capital share transactions	211,168,560	(211,828,265)

Net increase (decrease) in net assets	154,476,575	(189,114,795)

Net assets:
Beginning of year	276,799,860	465,914,655

End of year	$431,276,435	$276,799,860

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$14,440,973

Capital share transactions - shares:
Shares issued:
Initial Class	24,095,840	392,236
Service Class	139,160	288,106

	24,235,000	680,342

Shares reinvested:
Initial Class	1,078,254	898,726
Service Class	584,400	241,567

	1,662,654	1,140,293

Shares redeemed:
Initial Class	(5,854,883)	(17,994,718)
Service Class	(1,163,622)	(761,337)

	(7,018,505)	(18,756,055)

Net increase (decrease) in shares outstanding:
Initial Class	19,319,211	(16,703,756)
Service Class	(440,062)	(231,664)

	18,879,149	(16,935,420)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$13.15	$12.26	$12.39		$13.06	$11.67

Investment operations:
Net investment income (loss) (A)	0.24	0.22	0.31	(B)	0.22	0.24
Net realized and unrealized gain (loss)	(1.48)	1.14	(0.22)		(0.30)	1.34

Total investment operations	(1.24)	1.36	0.09		(0.08)	1.58

Dividends and/or distributions to shareholders:
Net investment income	(1.11)	(0.47)	(0.22)		(0.59)	(0.19)

Net asset value, end of year	$10.80	$13.15	$12.26		$12.39	$13.06

Total return	(10.09)%	11.32%	0.62%		(0.60)%	13.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$353,992	$177,075	$370,080		$274,688	$452,444
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.92%	0.89%		0.89%	0.90%
Including waiver and/or reimbursement and recapture	0.91%	0.92%	0.87	%(B)	0.89%	0.90%
Net investment income (loss) to average net assets	2.03%	1.66%	2.45	%(B)	1.66%	1.90%
Portfolio turnover rate	241%	119%	46%		56%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$13.76	$12.81	$12.93		$13.61	$12.16

Investment operations:
Net investment income (loss) (A)	0.26	0.16	0.31	(B)	0.19	0.22
Net realized and unrealized gain (loss)	(1.60)	1.23	(0.24)		(0.31)	1.40

Total investment operations	(1.34)	1.39	0.07		(0.12)	1.62

Dividends and/or distributions to shareholders:
Net investment income	(1.07)	(0.44)	(0.19)		(0.56)	(0.17)

Net asset value, end of year	$11.35	$13.76	$12.81		$12.93	$13.61

Total return	(10.33)%	11.01%	0.42%		(0.87)%	13.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$77,284	$99,725	$95,835		$102,053	$106,430
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%	1.17%	1.14%		1.14%	1.15%
Including waiver and/or reimbursement and recapture	1.16%	1.17%	1.13	%(B)	1.14%	1.15%
Net investment income (loss) to average net assets	2.06%	1.23%	2.33	%(B)	1.38%	1.67%
Portfolio turnover rate	241%	119%	46%		56%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective November 1, 2018, Transamerica Clarion Global Real Estate Securities VP changed its name to Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”). The Portfolio is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $93,810.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,237,412	$—	$—	$—	$4,237,412
Total Borrowings	$4,237,412	$—	$—	$—	$4,237,412

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2018, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$644,485	$—	$—	$—	$644,485
Total	$—	$644,485	$—	$—	$—	$644,485

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(433,013)	$—	$—	$—	$(433,013)
Total	$—	$(433,013)	$—	$—	$—	$(433,013)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$18,952	$—	$—	$—	$18,952
Total	$—	$18,952	$—	$—	$—	$18,952

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$211,472	$—	$—	$—	$211,472
Total	$—	$211,472	$—	$—	$—	$211,472

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Forward Foreign Currency Contracts at Contract Amount
Purchased	Sold
$ 5,366,224	$ 5,022,283

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$181,523	$(121,672)	$—	$59,851	$121,672	$(121,672)	$—	$—
Citibank N.A.	182,093	(40,516)	(10,000)	131,577	40,516	(40,516)	—	—
Goldman Sachs International	112,917	(112,917)	—	—	124,954	(112,917)	—	12,037
HSBC Bank USA	46,985	(31,796)	—	15,189	31,796	(31,796)	—	—
JPMorgan Chase Bank, N.A.	120,967	(114,075)	—	6,892	114,075	(114,075)	—	—

Total	$644,485	$(420,976)	$(10,000)	$213,509	$433,013	$(420,976)	$—	$12,037

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective November 1, 2018
First $250 million	0.770%
Over $250 million up to $500 million	0.750
Over $500 million up to $750 million	0.700
Over $750 million	0.680
Prior to November 1, 2018
First $250 million	0.830
Over $250 million up to $500 million	0.805
Over $500 million up to $1 billion	0.730
Over $1 billion	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	1.00%	May 1, 2019
Service Class	1.25	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Prior to November 1, 2018, TAM on a voluntary basis and in addition to the contractual waivers then in effect waived and/or reimbursed expenses of the Portfolio. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 904,782,331	$ —	$ 713,862,803	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark to market and passive foreign investment company un-reversed inclusion. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, passive foreign investment company gains and losses, partnership basis adjustments, capital loss carryforward expirations, reversal of prior year REIT capital gain reclass, and prior year REIT return of capital adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (45,891,003)	$ 45,891,003

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 458,707,314	$ 3,542,894	$ (30,123,555)	$ (26,580,661)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 15,326,267	$ 2,262,484

During the year ended December 31, 2018, the Portfolio had expiring capital loss carryforwards of $45,891,003.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 19,753,819	$ —	$ —	$ 14,348,166	$ —	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,177,448	$ —	$ (17,588,751)	$ —	$ —	$ (26,563,989)

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

13. LEGAL PROCEEDINGS (continued)

VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Real Estate Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Real Estate Securities VP (formerly Transamerica Clarion Global Real Estate Securities VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

TRANSAMERICA BLACKROCK GLOBAL REAL ESTATE SECURITIES VP

(formerly, Transamerica Clarion Global Real Estate Securities VP)

APPROVAL OF SUB-ADVISORY AGREEMENT AND SUB-SUB-ADVISORY AGREEMENTS

(Unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on July 18-19, 2018, the Board considered the termination of CBRE Clarion Securities LLC (“CBRE”) as sub-adviser for Transamerica BlackRock Global Real Estate Securities FP (formerly, Transamerica Clarion Global Real Estate Securities VP) (the “Portfolio”) and the approval of BlackRock Investment Management, LLC (“BlackRock”) as replacement sub-adviser with BlackRock International Limited and BlackRock Singapore Limited serving as sub-sub-advisers (BlackRock together with BlackRock International Limited and BlackRock (Singapore) Limited, the “BlackRock Sub-Advisers”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and BlackRock, on behalf of the Portfolio, as well as the sub-sub-advisory agreements between BlackRock and each of BlackRock International Limited and BlackRock (Singapore) Limited (collectively, the “Sub-Advisory Agreements”), were reasonable, and that the termination of CBRE as sub-adviser to the Portfolio and approval of the Sub-Advisory Agreements were in the best interests of the Portfolio and its investors. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Sub-Advisory Agreements for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with CBRE with respect to the Portfolio.

To assist the Board Members in their consideration of the Sub-Advisory Agreements, the Board Members had requested and received from TAM and the BlackRock Sub-Advisers certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the appointment of the BlackRock Sub-Advisers is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services;

(b)        that the BlackRock Sub-Advisers are experienced and respected asset management firms and TAM believes that the BlackRock Sub-Advisers will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the BlackRock Sub-Advisers’ investment personnel;

(c)        that the proposed management fee rate payable to TAM by the Portfolio is lower than the current management fee rate, which would result in immediate savings for current investors and help offset some of the increases in custody expenses tied to the Portfolio’s proposed portfolio composition;

(d)        that the proposed sub-advisory fee rate payable to BlackRock by TAM would be lower than the current CBRE sub-advisory fee rate and is fair and reasonable in light of the sub-advisory services to be provided;

(e)        that TAM recommended to the Board Members that the BlackRock Sub-Advisers be appointed to replace CBRE based on CBRE’s poor relative and risk-adjusted performance compared to the Portfolio’s benchmark and peer group;

(f)        the fact that the sub-advisory fees payable to BlackRock, as sub-adviser, would be paid by TAM and not the Portfolio, and the fact that the sub-sub-advisory fees payable to BlackRock International Limited and BlackRock (Singapore) Limited, as sub-sub-advisers, would be paid by BlackRock and not the Portfolio or TAM;

(g)        the proposed responsibilities of the BlackRock Sub-Advisers for the Portfolio and the sub-advisory services expected to be provided by those sub-advisers; and

(h)        that TAM recommended to the Board Members that the BlackRock Sub-Advisers be appointed as sub-advisers based on, among other things, TAM’s desire to engage investment sub-advisers with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by the BlackRock Sub-Advisers under the Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM and the BlackRock Sub-Advisers regarding the operations, facilities, organization and personnel of the BlackRock

Transamerica Series Trust	Annual Report 2018

TRANSAMERICA BLACKROCK GLOBAL REAL ESTATE SECURITIES VP

(formerly, Transamerica Clarion Global Real Estate Securities VP)

APPROVAL OF SUB-ADVISORY AGREEMENT AND SUB-SUB-ADVISORY AGREEMENTS (continued)

(Unaudited)

Sub-Advisers, the anticipated ability of the BlackRock Sub-Advisers to perform their duties under the Sub-Advisory Agreements, and the proposed changes to the current investment program and other practices of the Portfolio. The Board considered that TAM has advised the Board that the appointment of the BlackRock Sub-Advisers is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services. The Board Members further considered that the BlackRock Sub-Advisers are experienced asset management firms and that TAM believes that they have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on its assessment of the BlackRock Sub-Advisers’ organizations, investment talent and strong back offices. The Board Members also considered the proposed changes to the Portfolio’s principal investment strategies.

Based on their review of the materials provided and the information they had received from TAM and the BlackRock Sub-Advisers, the Board Members determined that the BlackRock Sub-Advisers can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that the BlackRock Sub-Advisers’ appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board Members considered the BlackRock Sub-Advisers’ past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Portfolio as compared to its proposed primary benchmark, its peer group and the composite performance of the strategy to be followed by the BlackRock Sub-Advisers (the “BlackRock Strategy”). They noted that the performance of the BlackRock Strategy compared favorably to that of the Portfolio and its proposed benchmark and peer group median for the one-, three-, and five-year periods ended March 31, 2018. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes that the appointment of the BlackRock Sub-Advisers will benefit investors by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by the BlackRock Sub-Advisers, the Board Members concluded that the BlackRock Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s proposed new investment objective and principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the Sub-Advisory Agreements. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to BlackRock is lower than the sub-advisory fee schedule for CBRE, and that the sub-sub-advisory fees payable to BlackRock International Limited and BlackRock (Singapore) Limited would be paid by BlackRock and not the Portfolio or TAM. The Board Members also considered that the proposed lower management fee would continue to be lower than the applicable Morningstar and Broadridge peer group medians, and that TAM considered the proposed management fee to be reasonable compensation for its services. The Board Members noted that the proposed total net operating expenses of the Portfolio are within one basis point of those of its respective Morningstar and Broadridge peer group medians.

With respect to the BlackRock Sub-Advisers’ costs and profitability in providing sub-advisory services to the Portfolio, the Board Members noted that the proposed sub-advisory fee was the product of arm’s-length negotiation between TAM and the BlackRock Sub-Advisers. As a result, the Board Members did not consider the BlackRock Sub-Advisers’ anticipated profitability to be material to its decision to approve the Sub-Advisory Agreements. The Board also reviewed pro forma estimated profitability information provided by TAM.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of the BlackRock Sub-Advisers has the potential to attract additional assets due to the BlackRock Sub-Advisers’ established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to the BlackRock Sub-Advisers, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by the BlackRock Sub-Advisers from their relationship with the Portfolio. The Board Members noted that, although TAM would not realize soft dollar research benefits from its relationship with the BlackRock Sub-Advisers or the Portfolio, the BlackRock Sub-Advisers may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Sub-Advisory Agreements was in the best interests of the Portfolio and its investors and unanimously approved the Sub-Advisory Agreements.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

Portfolio Characteristics	Years
Average Maturity §	0.26
Duration †	0.19

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	32.4%
Short-Term U.S. Government Agency Obligations	29.4
U.S. Government Agency Obligations	17.8
Short-Term U.S. Government Obligations	17.7
U.S. Government Obligations	2.7
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,009.90	$1.62	$1,023.60	$1.63	0.32%
Service Class	1,000.00	1,007.30	2.83	1,022.40	2.85	0.56

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.8%
Federal Agricultural Mortgage Corp.
1-Month LIBOR - 0.07%, 2.31% (A), 07/05/2019, MTN	$ 5,500,000	$ 5,500,000
1-Month LIBOR - 0.07%, 2.43% (A), 01/24/2020, MTN	10,000,000	10,000,000
1-Month LIBOR - 0.06%, 2.45% (A), 07/25/2019, MTN	11,500,000	11,500,000
Federal Farm Credit Banks
3-Month LIBOR - 0.23%, 2.17% (A), 04/03/2019	9,000,000	8,999,823
1-Month LIBOR - 0.04%, 2.42% (A), 04/15/2020	11,500,000	11,500,726
Federal Home Loan Banks
3-Month LIBOR - 0.20%, 2.25% (A), 01/18/2019	8,500,000	8,500,094
1-Month LIBOR - 0.09%, 2.35% (A), 01/14/2019	7,400,000	7,400,000
3-Month LIBOR - 0.23%, 2.39% (A), 02/10/2020	16,000,000	16,000,000
3-Month LIBOR - 0.26%, 2.54% (A), 12/20/2019	11,500,000	11,500,000
3-Month LIBOR - 0.24%, 2.59% (A), 09/23/2019	7,750,000	7,750,000
3-Month LIBOR - 0.13%, 2.67% (A), 12/21/2020	3,685,000	3,685,000

Total U.S. Government Agency Obligations (Cost $102,335,643)		102,335,643

U.S. GOVERNMENT OBLIGATIONS - 2.7%
U.S. Treasury - 2.7%
U.S. Treasury Floating Rate Note
3-Month LIBOR + 0.03%, 2.46% (A), 04/30/2020	9,355,000	9,358,124
3-Month LIBOR + 0.05%, 2.47% (A), 10/31/2020	6,000,000	5,988,549

Total U.S. Government Obligations (Cost $15,346,673)		15,346,673

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.4%
Federal Agricultural Mortgage Corp.
1-Month LIBOR - 0.10%, 2.25% (A), 01/02/2019	5,500,000	5,500,000
1-Month LIBOR - 0.08%, 2.43% (A), 09/27/2019	9,000,000	9,000,000
Federal Agricultural Mortgage Corp. Discount Notes 2.43% (B), 01/25/2019	15,000,000	14,976,050
Federal Farm Credit Bank Discount Notes
2.24% (B), 01/23/2019	8,000,000	7,989,342
2.69% (B), 07/29/2019	4,460,000	4,392,679
Federal Home Loan Bank Discount Notes
2.19% (B), 01/04/2019 - 01/18/2019	33,333,000	33,311,011
2.34% (B), 01/11/2019	3,100,000	3,098,018
2.35% (B), 03/08/2019	11,000,000	10,953,818
2.37% (B), 01/11/2019	9,370,000	9,363,936
2.39% (B), 01/16/2019 - 03/11/2019	23,865,000	23,808,741
2.41% (B), 02/13/2019	7,150,000	7,129,785

	Principal	Value

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes (continued)
2.42% (B), 02/11/2019 - 02/20/2019	$ 7,430,000	$ 7,408,018
2.46% (B), 04/10/2019	14,570,000	14,473,838
2.47% (B), 04/12/2019	2,565,000	2,547,657
2.56% (B), 05/24/2019 - 06/21/2019	9,605,000	9,503,540
Federal Home Loan Banks
1-Month LIBOR - 0.05%, 2.46% (A), 06/20/2019 - 06/28/2019	4,995,000	4,995,000
SOFR + 0.04%, 2.50% (A), 06/21/2019	940,000	940,000

Total Short-Term U.S. Government Agency Obligations (Cost $169,391,433)		169,391,433

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 17.7%
U.S. Treasury Bill
2.19% (B), 01/24/2019	9,500,000	9,487,051
2.33% (B), 01/03/2019	16,000,000	15,997,956
2.35% (B), 01/08/2019	1,000,000	999,549
2.36% (B), 01/22/2019	3,000,000	2,995,949
2.38% (B), 02/14/2019	32,000,000	31,908,675
2.39% (B), 02/14/2019	14,000,000	13,959,960
2.40% (B), 01/29/2019	2,430,000	2,425,549
2.43% (B), 04/04/2019	7,000,000	6,956,962
2.54% (B), 05/30/2019	6,085,000	6,022,666
2.55% (B), 05/30/2019	8,675,000	8,585,956
2.56% (B), 06/06/2019	2,245,000	2,220,728

Total Short-Term U.S. Government Obligations (Cost $101,561,001)		101,561,001

REPURCHASE AGREEMENTS - 32.4%
Barclays Capital, Inc., 2.95% (B), dated 12/31/2018, to be repurchased at $50,004,097 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2046, and with a value of $51,000,025.	50,000,000	50,000,000
Citigroup Global Markets, Inc., 2.90% (B), dated 12/31/2018, to be repurchased at $25,002,014 on 01/02/2019. Collateralized by U.S. Government Obligations, 1.25% - 2.00%, due 06/30/2019 - 06/30/2024, and with a total value of $25,500,076.	25,000,000	25,000,000
Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $427,834 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.63%, due 12/31/2025, and with a value of $440,000.	427,800	427,800
Goldman Sachs & Co., 2.89% (B), dated 12/31/2018, to be repurchased at $25,002,007 on 01/02/2019. Collateralized by U.S. Government Obligations, 2.50% - 3.00%, due 06/30/2023 - 05/15/2045, and with a total value of $25,500,069.	25,000,000	25,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

(unaudited)

	Principal	Value

REPURCHASE AGREEMENTS (continued)

JPMorgan Chase & Co., 2.95% (B), dated 12/31/2018, to be repurchased at $36,002,950 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 05/31/2023, and with a value of $36,720,036.

	$ 36,000,000	$ 36,000,000
Merrill Lynch & Co., Inc., 2.95% (B), dated 12/31/2018, to be repurchased at $25,002,049 on 01/02/2019. Collateralized by U.S. Government Obligations, 0.00% - 1.25%, due 08/31/2019 - 02/15/2032, and with a total value of $25,500,042.	25,000,000	25,000,000

Principal	Value

REPURCHASE AGREEMENTS (continued)

Toronto Dominion Bank, 2.97% (B), dated 12/31/2018, to be repurchased at $25,002,062 on 01/02/2019. Collateralized by U.S. Government Obligations, 1.13% - 2.88%, due 05/31/2019 - 08/15/2024, and with a total value of $25,500,093.

$ 25,000,000	$ 25,000,000

Total Repurchase Agreements (Cost $186,427,800)	186,427,800

Total Investments (Cost $575,062,550)	575,062,550
Net Other Assets (Liabilities) - 0.0% (C)	141,662

Net Assets - 100.0%	$ 575,204,212

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$102,335,643	$—	$102,335,643
U.S. Government Obligations	—	15,346,673	—	15,346,673
Short-Term U.S. Government Agency Obligations	—	169,391,433	—	169,391,433
Short-Term U.S. Government Obligations	—	101,561,001	—	101,561,001
Repurchase Agreements	—	186,427,800	—	186,427,800

Total Investments	$—	$575,062,550	$—	$575,062,550

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at December 31, 2018.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $388,634,750)	$388,634,750
Repurchase agreement, at value (cost $186,427,800)	186,427,800
Receivables and other assets:
Shares of beneficial interest sold	381,854
Interest	299,432
Due from transfer agent	188

Total assets	575,744,024

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	224,260
Investment management fees	113,433
Distribution and service fees	75,978
Transfer agent costs	2,070
Trustees, CCO and deferred compensation fees	1,741
Audit and tax fees	17,587
Custody fees	60,289
Legal fees	3,273
Printing and shareholder reports fees	29,522
Other accrued expenses	11,659

Total liabilities	539,812

Net assets	$575,204,212

Net assets consist of:
Capital stock ($0.01 par value)	$5,752,119
Additional paid-in capital	569,458,702
Total distributable earnings (accumulated losses)	(6,609)

Net assets	$575,204,212

Net assets by class:
Initial Class	$204,589,795
Service Class	370,614,417

Shares outstanding:
Initial Class	204,591,183
Service Class	370,620,720

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest income	$10,048,256

Total investment income	10,048,256

Expenses:
Investment management fees	1,451,191
Distribution and service fees:
Service Class	867,270
Transfer agent costs	7,789
Trustees, CCO and deferred compensation fees	17,631
Audit and tax fees	22,996
Custody fees	137,300
Legal fees	26,658
Printing and shareholder reports fees	30,829
Other	24,064

Total expenses before waiver and/or reimbursement and recapture	2,585,728

Recapture of previously waived and/or reimbursed fees:
Service Class	1,647,489

Net expenses	4,233,217

Net investment income (loss)	5,815,039

Net realized gain (loss) on:
Investments	(6,632)

Net realized gain (loss)	(6,632)

Net increase (decrease) in net assets resulting from operations	$5,808,407

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$5,815,039	$443,553
Net realized gain (loss)	(6,632)	19

Net increase (decrease) in net assets resulting from operations	5,808,407	443,572

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(3,324,322)	—
Service Class	(2,905,507)	—
Net investment income:
Initial Class	—	(9,986)
Service Class	—	(18,773)

Total dividends and/or distributions from net investment income	(6,229,829)	(28,759)

Capital share transactions:
Proceeds from shares sold:
Initial Class	114,618,218	36,153,805
Service Class	217,529,925	114,456,140

	332,148,143	150,609,945

Dividends and/or distributions reinvested:
Initial Class	3,324,322	9,998
Service Class	2,905,696	18,801

	6,230,018	28,799

Cost of shares redeemed:
Initial Class	(91,155,118)	(74,977,570)
Service Class	(178,671,335)	(220,595,593)

	(269,826,453)	(295,573,163)

Net increase (decrease) in net assets resulting from capital share transactions	68,551,708	(144,934,419)

Net increase (decrease) in net assets	68,130,286	(144,519,606)

Net assets:
Beginning of year	507,073,926	651,593,532

End of year	$575,204,212	$507,073,926

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$414,813

Capital share transactions - shares:
Shares issued:
Initial Class	114,618,218	36,153,805
Service Class	217,529,925	114,456,140

	332,148,143	150,609,945

Shares reinvested:
Initial Class	3,324,322	9,998
Service Class	2,905,696	18,801

	6,230,018	28,799

Shares redeemed:
Initial Class	(91,155,118)	(74,977,570)
Service Class	(178,671,335)	(220,595,593)

	(269,826,453)	(295,573,163)

Net increase (decrease) in shares outstanding:
Initial Class	26,787,422	(38,813,767)
Service Class	41,764,286	(106,120,652)

	68,551,708	(144,934,419)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.02		0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)
Net realized and unrealized gain (loss)	(0.00	)(B)	0.00	(B)	—		—		—

Total investment operations	0.02		0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	1.72%		0.01%		0.01%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$204,590		$178,217		$216,616		$232,137		$239,293
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.32%		0.33%		0.36%		0.42%		0.42%
Including waiver and/or reimbursement and recapture (D)	0.32%		0.73%		0.45	%(C)	0.29%		0.23%
Net investment income (loss) to average net assets	1.58%		0.22%		0.01	%(C)	0.01%		0.00	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)

Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

(E)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)
Net realized and unrealized gain (loss)	(0.00	)(B)	0.00	(B)	—		—		—

Total investment operations	0.01		0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.78%		0.01%		0.01%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$370,614		$328,857		$434,978		$451,031		$427,205
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.57%		0.58%		0.61%		0.67%		0.67%
Including waiver and/or reimbursement and recapture (D)	1.05%		0.94%		0.46	%(C)	0.29%		0.23%
Net investment income (loss) to average net assets	0.84%		0.01%		0.01	%(C)	0.01%		0.00	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)

Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

(E)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective November 1, 2018, Transamerica Aegon Government Money Market VP changed its name to Transamerica BlackRock Government Money Market VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Government money market fund risk: The Portfolio operates as a “government” money market portfolio under new federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective November 1, 2018
First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22
Over $3 billion	0.21
Prior to November 1, 2018
First $1 billion	0.28
Over $1 billion up to $3 billion	0.27
Over $3 billion	0.26

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.48%	May 1, 2019
Service Class	0.73	May 1, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM under the operating expense limitation.

TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time, has agreed to waive fees and/or reimburse expenses of one or more classes of the Portfolio to such level(s) as the Trust’s officers have determined, or may reasonably determine from time to time, in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts so waived or reimbursed upon the Portfolio, or any classes thereof, attaining such yield as the Trust’s officers reasonably determine.

TAM is entitled to reimbursement by the Portfolio, or any share classes thereof, of the fees waived and/or expenses reimbursed by TAM or any of its affiliates to the Portfolio, or any share classes thereof, during any of the previous thirty-six months. Reimbursement is not permitted if it would result in a negative yield, but amounts recaptured in certain cases have exceeded the expense limit under the contractual expense arrangement.

Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, both within the Statements of Operations. The actual expense ratio of each class of the Portfolio, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the Ratio and supplemental data section within the Financial Highlights.

For the years ended December 31, 2016, December 31, 2017 and December 31, 2018, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
Class	2016	2017	2018	Total
Initial Class	$10,571	$—	$—	$10,571
Service Class	69,769	—	—	69,769

As of December 31, 2018, there were no balances available for recapture by TAM due to the maintenance of the yield.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 575,062,550	$ —	$ —	$ —

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 6,632	$ —

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,229,829	$ —	$ —	$ 28,759	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 23	$ —	$ (6,632)	$ —	$ —	$ —

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Government Money Market VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Government Money Market VP (formerly Transamerica AEGON Government Money Market VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Government Money Market VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

TRANSAMERICA BLACKROCK GOVERNMENT MONEY MARKET VP

(formerly, Transamerica Aegon Government Money Market VP)

APPROVAL OF SUB-ADVISORY AGREEMENT

(Unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on September 12-13, 2018, the Board considered the termination of Aegon USA Investment Management, LLC (“AUIM”) as sub-adviser for Transamerica BlackRock Government Money Market VP (formerly, Transamerica Aegon Government Money Market VP) (the “Portfolio”) and the approval of BlackRock Investment Management, LLC (“BlackRock”) as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), on behalf of the Portfolio, and BlackRock (the “Sub-Advisory Agreement”) were reasonable, and that the termination of AUIM as sub-adviser to the Portfolio and approval of the Sub-Advisory Agreement was in the best interests of the Portfolio and its investors. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with AUIM with respect to the Portfolio.

To assist the Board Members in their consideration of the Sub-Advisory Agreement, the Board Members had requested and received from TAM and BlackRock certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreement. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services;

(b)        that BlackRock is an experienced and respected asset management firm and TAM believes that BlackRock will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of BlackRock’s organization, investment personnel and experience managing the proposed investment strategy;

(c)        that the proposed management fee rate payable to TAM by the Portfolio is lower than the current management fee rate, which would result in immediate savings for current investors, as well as additional savings as the Portfolio’s assets grow in size;

(d)        that the proposed sub-advisory fee rate payable to BlackRock would be lower than the current AUIM sub-advisory fee rate and is fair and reasonable in light of the sub-advisory services to be provided;

(e)        the fact that the sub-advisory fees payable to BlackRock would be paid by TAM and not the Portfolio;

(f)        that TAM recommended to the Board Members that BlackRock be appointed to replace AUIM based on recent compliance issues related to the Portfolio;

(g)        the proposed responsibilities of BlackRock for the Portfolio and the sub-advisory services expected to be provided by the sub-adviser; and

(h)        that TAM recommended to the Board Members that BlackRock be appointed as sub-adviser to the Portfolio based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by BlackRock under the Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and BlackRock regarding the operations, facilities, organization and personnel of BlackRock, the anticipated ability of BlackRock to perform its duties under the Sub-Advisory Agreement, and the proposed changes to the Portfolio’s current investment program and other practices of the Portfolio. The Board Members also considered that TAM has advised the Board that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its

Transamerica Series Trust	Annual Report 2018

TRANSAMERICA BLACKROCK GOVERNMENT MONEY MARKET VP

(formerly, Transamerica Aegon Government Money Market VP)

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(Unaudited)

investors, including compliance services. The Board Members further considered that BlackRock is an experienced asset management firm and that TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on its assessment of BlackRock’s organization, investment talent and strong back office. The Board Members also considered the proposed changes to the Portfolio’s principal investment strategies.

Based on their review of the materials provided and the information they received from TAM and BlackRock, the Board Members determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that BlackRock’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board Members considered BlackRock’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Portfolio as compared to its primary benchmark, its peer group and the composite performance of the strategy to be followed by BlackRock (the “BlackRock Strategy”). The Board noted that with fee differential and recapture adjustments, the performance of the BlackRock Strategy compared competitively to that of the Portfolio for the one- and two-year periods ending June 30, 2018 as well as the 30-day performance as of each quarter-end for the trailing two-year period. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes the appointment of BlackRock will benefit investors by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by BlackRock, the Board Members concluded that BlackRock is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s proposed new principal investment strategies.

Management and Sub-Advisory Fees, Cost of Services to be Provided and Profitability. The Board Members considered the proposed management and sub-advisory fee schedules. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to BlackRock was lower than the current sub-advisory fee schedule for AUIM. The Board Members also considered that, based on current asset levels, the proposed management fee for the Portfolio would continue to be below the applicable Morningstar and Broadridge peer group medians. The Board Members also considered that the proposed management fee rate payable by the Portfolio to TAM would decrease at all levels, and that TAM considered the proposed management fee to be reasonable compensation for its services. On the basis of these considerations, together with the other information they considered, the Board Members determined that the management fee to be received by TAM and the sub-advisory fee to be received by BlackRock under the Sub-Advisory Agreement are reasonable in light of the sub-advisory services to be provided.

With respect to BlackRock’s costs and profitability in providing sub-advisory services to the Portfolio, the Board Members noted that the proposed sub-advisory fee was the product of arm’s-length negotiation between TAM and BlackRock. As a result, the Board Members did not consider BlackRock’s anticipated profitability to be material to its decision to approve the Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM, noting that TAM would experience a net annual decrease in management fees retained for the Portfolio.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of BlackRock has the potential to attract additional assets due to BlackRock’s established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to BlackRock, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by BlackRock from its relationship with the Portfolio. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with BlackRock or the Portfolio, and that BlackRock may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the revised management fee schedule and the Sub-Advisory Agreement was in the best interests of the Portfolio and its investors and unanimously approved the revised management fee schedule and the Sub-Advisory Agreement.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

(unaudited)

MARKET ENVIRONMENT

After rebuilding momentum over the summer and well into the third quarter of 2018, global markets reversed in the fourth quarter of 2018, declining sharply. Investors grappled with a slowdown in the eurozone, weaker Chinese growth and a variety of geopolitical concerns, including uncertainty around Brexit and political tensions in Italy. Fears came to a head in late December, causing volatility to spike and providing investors with a shaky end to 2018. Government bond yields fell, consistent with the widespread uncertainty dominating markets during the quarter and an investor shift towards safe havens. Oil prices fell on concerns of oversupply stemming from a weak outlook for global demand.

In the U.S., 2018 proved turbulent, and the S&P 500® ended the year in negative territory. Despite an initial boost from tax reform and resilient economic data, the headlines were dominated by fears of spikes in market volatility, intensifying trade wars and tightening central bank policy. Risk-off sentiment slowly permeated the market before coming to a head in December of 2018. U.S. equity markets turned sharply lower as slower earnings growth, U.S. Federal Reserve (“Fed”) Chairman Jerome Powell’s hawkish policy comments and the government shutdown spooked markets. Ultimately, the Fed did raise rates in December, consistent with economic data, but the Chairman’s commentary began to indicate there may be more flexibility in the Fed’s rate path than previously thought.

Developed market equities outside of the U.S. declined meaningfully in 2018 as well. Economic data across the eurozone pointed to continued deceleration, with particularly weak manufacturing numbers partially attributable to weakening demand from China. Ongoing political factors have also pressured European markets, including a fiscal crisis in Italy, uncertainty around Brexit in the U.K., and protests in France. The European Central Bank ended its quantitative easing program in December and gave guidance that interest rates would not rise through mid-2019. In Japan, despite the dramatic decline in equities, there was little domestic news impacting the market, as economic data was mixed and corporate news proved uneventful. The yen strengthened as investors sought stability.

Emerging market equities also struggled in the second half of the year as concerns over global growth and trade wars increased. However, they did fare better than the U.S. and developed markets during the fourth quarter, and Brazil even posted strong gains in response to the outcome of the general election. China underperformed due to a combination of ongoing trade uncertainty and disappointing corporate earnings.

PERFORMANCE

For the year ended December 31, 2018, Transamerica BlackRock Smart Beta 40 VP, Initial Class returned -4.14%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Conservative Portfolio Index and the Transamerica BlackRock Smart Beta 40 VP Blended Benchmark, returned -3.15% and -2.90% respectively.

STRATEGY REVIEW

The equity allocation of this fund of funds is comprised entirely of smart beta equity ETFs. The manager inception date was November 1, 2018, and there is not a full year or quarter to report. However, the Portfolio’s outperformance of its blended benchmark since manager inception was predominantly driven by equity, specifically the exposure to minimum volatility and to a lesser extent momentum. This was partially offset by exposure to smaller and especially value-oriented companies. The strategic overweight to credit was a detractor to the fixed income allocation as U.S. investment grade corporate bonds underperformed the Bloomberg Barclays US Aggregate Bond Index during the period.

The smart beta exchange-traded funds (“ETFs”) are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.

•	Momentum, which focuses on companies with continued positive trending performance over a 6-month and 12-month period.

•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.

•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.

•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

(unaudited)

STRATEGY REVIEW (continued)

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust positioning on an ad hoc basis or to take short-term views on the Portfolio.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Alan Mason

Amy Whitelaw

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	99.9%
Other Investment Company	18.5
Repurchase Agreement	0.1
Preferred Stock	0.0 *
Common Stock	0.0 *
Net Other Assets (Liabilities)	(18.5)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(4.14)%	2.55%	6.55%	05/01/2002
Dow Jones Moderately Conservative Portfolio Index (A)	(3.15)%	3.29%	6.33%
Transamerica BlackRock Smart Beta 40 VP Blended Benchmark (B) (C) (D) (E) (F)	(2.90)%	4.15%	6.95%
Service Class	(4.43)%	2.29%	6.31%	05/01/2003

(A) The Dow Jones Moderately Conservative Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock Smart Beta 40 VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 30% MSCI USA Index, 10% Bloomberg Barclays US Credit Bond Index and 10% MSCI ACWI ex-U.S.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(E) The Bloomberg Barclays US Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

(F) The MSCI ACWI ex-U.S. Index captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions. There are other investment choices available with different management fees associated with each choice.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$972.90	$3.43	$1,021.70	$3.52	0.69%
Service Class	1,000.00	971.00	4.67	1,020.50	4.79	0.94

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCK - 0.0% (A)
Banks - 0.0% (A)
Banco Espirito Santo SA (B) (C) (D) (E)	8,203	$ 0	(F)

Total Common Stock (Cost $9,697)		0

PREFERRED STOCK - 0.0% (A)
Aerospace & Defense - 0.0% (A)
Rolls-Royce Holdings PLC, 0.00% (B) (D) (G)	285,200	363

Total Preferred Stock (Cost $368)		363

EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 10.1%
iShares Edge MSCI Min Vol EAFE ETF (H)	377,700	25,177,482
iShares Edge MSCI Min Vol Emerging Markets ETF (H)	132,900	7,425,123

		32,602,605

U.S. Equity Funds - 29.4%
iShares Edge MSCI Min Vol USA ETF (H)	395,700	20,734,680
iShares Edge MSCI USA Momentum Factor ETF (H)	206,600	20,707,518
iShares Edge MSCI USA Quality Factor ETF (H)	268,500	20,610,060
iShares Edge MSCI USA Size Factor ETF (H)	162,600	12,460,038
iShares Edge MSCI USA Value Factor ETF (H)	283,300	20,559,081

		95,071,377

U.S. Fixed Income Fund - 60.4%
iShares Broad USD Investment Grade Corporate Bond ETF (H)	625,300	33,109,635
iShares Core U.S. Aggregate Bond ETF	1,523,920	162,282,241

		195,391,876

Total Exchange-Traded Funds (Cost $327,995,420)		323,065,858

	Shares	Value
OTHER INVESTMENT COMPANY - 18.5%
Securities Lending Collateral - 18.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (G)	59,852,596	$ 59,852,596

Total Other Investment Company (Cost $59,852,596)		59,852,596

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 1.45% (G), dated 12/31/2018, to be repurchased at $371,106 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $382,524.	$ 371,077	371,077

Total Repurchase Agreement (Cost $371,077)		371,077

Total Investments (Cost $388,229,158)		383,289,894
Net Other Assets (Liabilities) - (18.5)%		(59,890,044)

Net Assets - 100.0%		$ 323,399,850

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value
ASSETS
Investments
Common Stock	$—	$—	$0	$—
Preferred Stock	—	363	—	363
Exchange-Traded Funds	323,065,858	—	—	323,065,858
Other Investment Company	59,852,596	—	—	59,852,596
Repurchase Agreement	—	371,077	—	371,077

Total Investments	$382,918,454	$371,440	$0	$383,289,894

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the total value of securities is $363, representing less than 0.1% of the Portfolio’s net assets.
(C)	Security deemed worthless.
(D)	Non-income producing securities.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Rounds to less than $1 or $(1).
(G)	Rates disclosed reflect the yields at December 31, 2018.
(H)	All or a portion of the securities are on loan. The total value of all securities on loan is $58,573,061. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $387,858,081) (including securities loaned of $58,573,061)	$382,918,817
Repurchase agreement, at value (cost $371,077)	371,077
Cash	663
Foreign currency, at value (cost $118)	118
Receivables and other assets:
Investments sold	4,097,936
Net income from securities lending	34,550
Shares of beneficial interest sold	14,273
Dividends and/or distributions	25,224
Interest	15
Tax reclaims	127,229

Total assets	387,589,902

Liabilities:
Cash collateral received upon return of:
Securities on loan	59,852,596
Payables and other liabilities:
Investments purchased	3,882,318
Shares of beneficial interest redeemed	158,861
Investment management fees	42,442
Distribution and service fees	64,040
Transfer agent costs	1,337
Trustees, CCO and deferred compensation fees	1,030
Audit and tax fees	36,272
Custody fees	94,401
Legal fees	2,317
Printing and shareholder reports fees	51,723
Other accrued expenses	2,715

Total liabilities	64,190,052

Net assets	$323,399,850

Net assets consist of:
Capital stock ($0.01 par value)	$338,739
Additional paid-in capital	277,166,352
Total distributable earnings (accumulated losses)	45,894,759

Net assets	$323,399,850

Net assets by class:
Initial Class	$24,134,388
Service Class	299,265,462

Shares outstanding:
Initial Class	2,512,320
Service Class	31,361,620

Net asset value and offering price per share:
Initial Class	$9.61
Service Class	9.54

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$5,502,615
Interest income	4,540,216
Net income from securities lending	84,019
Withholding taxes on foreign income	(173,283)

Total investment income	9,953,567

Expenses:
Investment management fees	2,450,294
Distribution and service fees:
Service Class	818,623
Transfer agent costs	5,293
Trustees, CCO and deferred compensation fees	11,556
Audit and tax fees	50,528
Custody fees	197,803
Legal fees	18,314
Printing and shareholder reports fees	51,001
Other	14,732

Total expenses before waiver and/or reimbursement and recapture	3,618,144

Expenses waived and/or reimbursed:
Initial Class	(4,866)
Service Class	(60,206)

Net expenses	3,553,072

Net investment income (loss)	6,400,495

Net realized gain (loss) on:
Investments	47,230,778
Swap agreements	(472,952)
Futures contracts	(2,259,271)
Forward foreign currency contracts	498,949
Foreign currency transactions	(178,211)

Net realized gain (loss)	44,819,293

Net change in unrealized appreciation (depreciation) on:
Investments	(67,011,792)
Swap agreements	12,054
Futures contracts	(6,552)
Forward foreign currency contracts	337,988
Translation of assets and liabilities denominated in foreign currencies	(16,999)

Net change in unrealized appreciation (depreciation)	(66,685,301)

Net realized and change in unrealized gain (loss)	(21,866,008)

Net increase (decrease) in net assets resulting from operations	$(15,465,513)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$6,400,495	$4,692,115
Net realized gain (loss)	44,819,293	7,869,330
Net change in unrealized appreciation (depreciation)	(66,685,301)	22,210,481

Net increase (decrease) in net assets resulting from operations	(15,465,513)	34,771,926

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(502,229)	—
Service Class	(5,406,915)	—
Net investment income:
Initial Class	—	(500,624)
Service Class	—	(5,276,894)

Total dividends and/or distributions from net investment income	—	(5,777,518)

Total dividends and/or distributions to shareholders	(5,909,144)	(5,777,518)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,896,425	1,300,386
Service Class	4,794,313	3,842,249

	6,690,738	5,142,635

Dividends and/or distributions reinvested:
Initial Class	502,229	500,624
Service Class	5,406,915	5,276,894

	5,909,144	5,777,518

Cost of shares redeemed:
Initial Class	(4,887,711)	(5,863,220)
Service Class	(40,249,677)	(51,790,448)

	(45,137,388)	(57,653,668)

Net increase (decrease) in net assets resulting from capital share transactions	(32,537,506)	(46,733,515)

Net increase (decrease) in net assets	(53,912,163)	(17,739,107)

Net assets:
Beginning of year	377,312,013	395,051,120

End of year	$323,399,850	$377,312,013

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$5,454,611

Capital share transactions - shares:
Shares issued:
Initial Class	189,111	132,240
Service Class	481,038	388,344

	670,149	520,584

Shares reinvested:
Initial Class	50,273	50,722
Service Class	544,503	537,362

	594,776	588,084

Shares redeemed:
Initial Class	(488,377)	(595,997)
Service Class	(4,060,816)	(5,301,117)

	(4,549,193)	(5,897,114)

Net increase (decrease) in shares outstanding:
Initial Class	(248,993)	(413,035)
Service Class	(3,035,275)	(4,375,411)

	(3,284,268)	(4,788,446)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$10.22	$9.48	$9.41		$9.54	$9.13

Investment operations:
Net investment income (loss) (A)	0.20	0.14	0.13	(B)	0.10	0.11
Net realized and unrealized gain (loss)	(0.62)	0.78	0.08		(0.11)	0.40

Total investment operations	(0.42)	0.92	0.21		(0.01)	0.51

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.18)	(0.14)		(0.12)	(0.10)

Net asset value, end of year	$9.61	$10.22	$9.48		$9.41	$9.54

Total return	(4.14)%	9.74%	2.22%		(0.08)%	5.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$24,134	$28,215	$30,086		$33,068	$39,218
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.79%	0.86%	0.85%		0.85%	0.86%
Including waiver and/or reimbursement and recapture (D)	0.77%	0.86%	0.83	%(B)	0.85%	0.86%
Net investment income (loss) to average net assets	2.04%	1.46%	1.34	%(B)	1.08%	1.21%
Portfolio turnover rate	136%	28%	40%		40%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2019. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$10.15	$9.41	$9.34		$9.48	$9.07

Investment operations:
Net investment income (loss) (A)	0.18	0.12	0.10	(B)	0.08	0.09
Net realized and unrealized gain (loss)	(0.62)	0.77	0.09		(0.12)	0.40

Total investment operations	(0.44)	0.89	0.19		(0.04)	0.49

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.12)		(0.10)	(0.08)

Net asset value, end of year	$9.54	$10.15	$9.41		$9.34	$9.48

Total return	(4.43)%	9.52%	1.99%		(0.42)%	5.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$299,266	$349,097	$364,965		$370,418	$362,772
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.04%	1.11%	1.10%		1.10%	1.11%
Including waiver and/or reimbursement and recapture (D)	1.02%	1.11%	1.08	%(B)	1.10%	1.11%
Net investment income (loss) to average net assets	1.79%	1.21%	1.08	%(B)	0.83%	0.96%
Portfolio turnover rate	136%	28%	40%		40%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2019. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective November 1, 2018, Transamerica AB Dynamic Allocation VP changed its name to Transamerica BlackRock Smart Beta 40 VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$59,852,596	$—	$—	$—	$59,852,596
Total Borrowings	$59,852,596	$—	$—	$—	$59,852,596

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2018, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2018, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open forward foreign currency contracts at December 31, 2018, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$7,166	$—	$—	$—	$—	$7,166
Swap agreements	(469,029)	—	21,009	(24,932)	—	(472,952)
Futures contracts	(1,741,398)	—	(517,873)	—	—	(2,259,271)
Forward foreign currency contracts	—	498,949	—	—	—	498,949
Total	$(2,203,261)	$498,949	$(496,864)	$(24,932)	$—	$(2,226,108)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$55,581	$—	$—	$—	$—	$55,581
Swap agreements	—	—	(26,072)	38,126	—	12,054
Futures contracts	91,826	—	(98,378)	—	—	(6,552)
Forward foreign currency contracts	—	337,988	—	—	—	337,988
Total	$147,407	$337,988	$(124,450)	$38,126	$—	$399,071

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Purchased Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts		Long	Short	Purchased	Sold
$ —	$ 328	$ 24,800,603	$ 36,734,954	$ (10,830,123)	$ 8,421,511	$ 21,987,855

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective November 1, 2018
First $1 billion	0.30%
Over $1 billion	0.28
Prior to November 1, 2018
First $250 million	0.78
Over $250 million	0.73

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2018
Initial Class	0.31%	May 1, 2019
Service Class	0.56	May 1, 2019
Prior to November 1, 2018
Initial Class	0.95
Service Class	1.20

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2018	Total
Initial Class	$2,805	$2,805
Service Class	34,719	34,719

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 366,375,592	$ 94,528,930	$ 258,732,253	$ 208,917,993

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, gains and losses, passive foreign investment company gains and losses, prior period adjustments, reversal of prior year swap mark-to-market, and reclass of current year swap realized gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (6,301)	$ 6,301

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 388,252,593	$ 3,662,723	$ (8,625,422)	$ (4,962,699)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,909,144	$ —	$ —	$ 5,777,518	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,748,589	$ 44,111,567	$ —	$ —	$ —	$ (4,965,397)

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

13. LEGAL PROCEEDINGS (continued)

civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Smart Beta 40 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Smart Beta 40 VP (formerly Transamerica AB Dynamic Allocation VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 40 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 363,229	$ 34,811

Transamerica Series Trust	Annual Report 2018

TRANSAMERICA BLACKROCK SMART BETA 40 VP

(formerly, Transamerica AB Dynamic Allocation VP)

APPROVAL OF SUB-ADVISORY AGREEMENT

(Unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on July 18-19, 2018, the Board considered the termination of AllianceBernstein L.P. (“AB”) as sub-adviser for Transamerica BlackRock Smart Beta 40 VP (formerly, Transamerica AB Dynamic Allocation VP) (the “Portfolio”) and the approval of BlackRock Investment Management, LLC (“BlackRock”) as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), on behalf of the Portfolio, and BlackRock (the “Sub-Advisory Agreement”) were reasonable and that the termination of AB as sub-adviser to the Portfolio and approval of the Sub-Advisory Agreement was in the best interests of the Portfolio and its investors. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with AB with respect to the Portfolio.

To assist the Board Members in their consideration of the Sub-Advisory Agreement, the Board Members had requested and received from TAM and BlackRock certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreement. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services;

(b)        that BlackRock is an experienced and respected asset management firm and TAM believes that BlackRock will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of BlackRock’s investment personnel;

(c)        that the proposed management fee rate payable to TAM by the Portfolio is lower than the current management fee rate and would result in immediate savings for current investors, as well as additional savings as the Portfolio’s assets grow in size;

(d)        that the proposed sub-advisory fee rate payable to BlackRock by TAM would be lower than the current AB sub-advisory fee rate and is fair and reasonable in light of the sub-advisory services to be provided, and further, that so long as the Portfolio invests all or substantially all of its net assets (excluding cash and cash equivalents) in underlying funds sponsored or advised by BlackRock or its affiliates, BlackRock has agreed to waive its sub-advisory fee in full;

(e)        that TAM recommended to the Board Members that BlackRock be appointed to replace AB based on AB’s poor relative and risk-adjusted performance compared to the Portfolio’s benchmark and peer group;

(f)        the fact that the sub-advisory fees payable to BlackRock would be paid by TAM and not the Portfolio;

(g)        the proposed responsibilities of BlackRock for the Portfolio and the sub-advisory services expected to be provided by BlackRock; and

(h)        that TAM recommended to the Board Members that BlackRock be appointed as sub-adviser based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by BlackRock under the Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and BlackRock regarding the operations, facilities, organization and personnel of BlackRock, the anticipated ability of BlackRock to perform its duties under the Sub-Advisory Agreement, and the proposed changes to the Portfolio’s current investment program and other practices of the Portfolio. The Board Members considered the proposed changes to the Portfolio’s principal investment strategies. The Board Members also considered that TAM has advised the Board that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services.

Transamerica Series Trust	Annual Report 2018

TRANSAMERICA BLACKROCK SMART BETA 40 VP

(formerly, Transamerica AB Dynamic Allocation VP)

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(Unaudited)

The Board Members further considered that BlackRock is an experienced asset management firm and that TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on its assessment of BlackRock’s organization, investment talent and strong back office. The Board Members also considered TAM’s successful experiences in partnering with BlackRock in the past and BlackRock’s established success and expertise in managing exchange-traded funds (“ETFs”).

Based on their review of the materials provided and the information they received from TAM and BlackRock, the Board Members determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that BlackRock’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board Members considered BlackRock’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Portfolio as compared to its current blended benchmark, its proposed primary and secondary benchmarks, its peer group median and the back-tested performance results of the proposed strategy for the Portfolio (the “BlackRock Strategy”), which, subject to a number of limitations, showed how the BlackRock Strategy would have performed if it had been operating in the past. The Board Members noted that the performance of the BlackRock Strategy generally compared favorably to that of the Portfolio and its current benchmark and peer group, as well as the Portfolio’s proposed new benchmarks, for the one-, three-, and five-year periods ended March 31, 2018. The Board noted that, while the BlackRock Strategy did not perform favorably compared to the proposed primary index (the Dow Jones Moderately Conservative Index) over the one-year period, the slight underperformance over that period was primarily due to the inclusion of minimum volatility ETFs which underperformed broader indexes over the trailing one-year period. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes that the appointment of BlackRock will benefit investors by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by BlackRock, the Board Members concluded that BlackRock is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s proposed new principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the Sub-Advisory Agreement. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to BlackRock was lower than the current sub-advisory fee schedule for AB. The Board Members also considered that, although the proposed lower management fee would be above the applicable Morningstar and Broadridge management fee peer group medians, based on current assets, the Portfolio’s total expenses would be well below the applicable medians. The Board Members also noted that TAM was proposing to lower the expense caps to reduce the Portfolio’s expenses even further.

With respect to BlackRock’s costs and profitability in providing sub-advisory services to the Portfolio, the Board Members noted that the proposed sub-advisory fee was the product of arm’s-length negotiation between TAM and BlackRock. As a result, the Board Members did not consider BlackRock’s anticipated profitability to be material to its decision to approve the Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of BlackRock has the potential to attract additional assets due to BlackRock’s known asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to BlackRock, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by BlackRock from its relationship with the Portfolio. The Board Members noted that, although TAM would not realize soft dollar research benefits from its relationship with BlackRock or the Portfolio, BlackRock may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Sub-Advisory Agreement was in the best interests of the Portfolio and its investors and unanimously approved the Sub-Advisory Agreement.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

(unaudited)

MARKET ENVIRONMENT:

After rebuilding momentum over the summer and well into the third quarter of 2018, global markets reversed in the fourth quarter of 2018, declining sharply. Investors grappled with a slowdown in the eurozone, weaker Chinese growth and a variety of geopolitical concerns, including uncertainty around Brexit and political tensions in Italy. Fears came to a head in late December, causing volatility to spike and providing investors with a shaky end to 2018. Government bond yields fell, consistent with the widespread uncertainty dominating markets during the quarter ended December 31, 2018 and an investor shift towards safe havens. Oil prices fell on concerns of oversupply stemming from a weak outlook for global demand.

In the U.S., 2018 proved turbulent, and the S&P 500® ended the year in negative territory. Despite an initial boost from tax reform and resilient economic data, the headlines were dominated by fears of spikes in market volatility, intensifying trade wars and tightening central bank policy. Risk-off sentiment slowly permeated the market before peaking in December. U.S. equity markets turned sharply lower as slower earnings growth, the U.S. Federal Reserve (“Fed”) Chairman Jerome Powell’s hawkish policy comments and the government shutdown spooked markets. Ultimately, the Fed did raise rates in December, consistent with economic data, but the Chairman’s commentary began to indicate there may be more flexibility in the Fed’s rate path than previously thought.

Developed market equities outside of the U.S. declined meaningfully in 2018 as well. Economic data across the eurozone pointed to continued deceleration, with particularly weak manufacturing numbers partially attributable to weakening demand from China. Ongoing political factors have also pressured European markets, including a fiscal crisis in Italy, uncertainty around Brexit in the U.K., and protests in France. The European Central Bank ended its quantitative easing program in December and gave guidance that interest rates would not rise through mid-2019. In Japan, despite the dramatic decline in equities, there was little domestic news impacting the market, as economic data was mixed and corporate news proved uneventful. The yen strengthened as investors sought stability.

Emerging market equities also struggled in the second half of the year as concerns over global growth and trade wars increased. However, they did fare better than the U.S. and developed markets during the fourth quarter of 2018, and Brazil even posted strong gains in response to the outcome of the general election. China underperformed due to a combination of ongoing trade uncertainty and disappointing corporate earnings.

PERFORMANCE

For the year ended December 31, 2018, Transamerica BlackRock Smart Beta 50 VP, Service Class returned -2.62%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderate Portfolio Index and the Transamerica BlackRock Smart Beta 50 VP Blended Benchmark, returned -5.21%, and -3.41%, respectively.

STRATEGY REVIEW:

The equity allocation of this fund of funds is comprised entirely of smart beta equity exchange-traded funds (“ETFs”). The Portfolio’s outperformance during the period was predominantly driven by its momentum and minimum volatility exposures. This was partially offset by the Portfolio’s exposure to smaller and value-oriented companies. The performance impact of the fixed income portion of the Portfolio was close to neutral given that benchmark-neutral weighting is maintained by design. Additionally, the sole fixed income ETF holding tracks the Bloomberg Barclays US Aggregate Bond Index, which is the sole fixed income index included in the blended benchmark.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.

•	Momentum, which focuses on companies with continued positive trending performance over a 6-month and 12-month period.

•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.

•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.

•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust positioning on an ad hoc basis or to take short-term views on the Portfolio.

Alan Mason

Amy Whitelaw

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	49.9%
U.S. Equity Funds	37.4
International Equity Funds	12.3
Net Other Assets (Liabilities)	0.4
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Service Class	(2.62)%	4.44%	03/21/2016
Dow Jones Moderate Portfolio Index (A)	(5.21)%	5.28%
Transamerica BlackRock Smart Beta 50 VP Blended Benchmark (B) (C) (D) (E)	(3.41)%	4.84%

(A) The Dow Jones Moderate Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderate investor risk profile.

(B) The Transamerica BlackRock Smart Beta 50 VP Blended Benchmark is composed of the following benchmarks: 38% MSCI USA Index, 12% MSCI ACWI ex-U.S., and 50% Bloomberg Barclays US Aggregate Bond Index.

(C) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(D) The MSCI ACWI ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$977.20	$2.79	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
International Equity Funds - 12.3%
iShares Edge MSCI Min Vol EAFE ETF	216,595	$ 14,438,222
iShares Edge MSCI Min Vol Emerging Markets ETF	72,779	4,066,163

		18,504,385

U.S. Equity Funds - 37.4%
iShares Edge MSCI Min Vol USA ETF	235,242	12,326,681
iShares Edge MSCI USA Momentum Factor ETF	122,010	12,229,062
iShares Edge MSCI USA Quality Factor ETF	161,567	12,401,883
iShares Edge MSCI USA Size Factor ETF	91,274	6,994,327
iShares Edge MSCI USA Value Factor ETF	167,335	12,143,501

		56,095,454

U.S. Fixed Income Fund - 49.9%
iShares Core U.S. Aggregate Bond ETF	701,753	74,729,677

Total Exchange-Traded Funds (Cost $150,487,827)		149,329,516

Total Investments (Cost $150,487,827)		149,329,516
Net Other Assets (Liabilities) - 0.4%		564,440

Net Assets - 100.0%		$ 149,893,956

SECURITY VALUATION:

Valuation Inputs (A)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$149,329,516	$—	$—	$149,329,516

Total Investments	$149,329,516	$—	$—	$149,329,516

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Unaffiliated investments, at value (cost $150,487,827)	$149,329,516
Cash	1,058,584
Receivables and other assets:
Investments sold	3,194,407
Shares of beneficial interest sold	381,418
Dividends and/or distributions	12,913

Total assets	153,976,838

Liabilities:
Payables and other liabilities:
Investments purchased	3,992,538
Shares of beneficial interest redeemed	3,228
Investment management fees	29,841
Distribution and service fees	31,085
Transfer agent costs	513
Trustees, CCO and deferred compensation fees	376
Audit and tax fees	14,068
Custody fees	7,922
Legal fees	465
Printing and shareholder reports fees	2,119
Other accrued expenses	727

Total liabilities	4,082,882

Net assets	$149,893,956

Net assets consist of:
Capital stock ($0.01 par value)	$135,794
Additional paid-in capital	148,768,523
Total distributable earnings (accumulated losses)	989,639

Net assets	$149,893,956

Shares outstanding	13,579,433

Net asset value and offering price per share	$11.04

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from unaffiliated investments	$2,764,594

Total investment income	2,764,594

Expenses:
Investment management fees	320,612
Distribution and service fees	267,177
Transfer agent costs	1,610
Trustees, CCO and deferred compensation fees	3,655
Audit and tax fees	17,961
Custody fees	17,395
Legal fees	5,337
Printing and shareholder reports fees	4,946
Other	2,339

Total expenses before waiver and/or reimbursement and recapture	641,032

Expense waived and/or reimbursed	(59,411)
Recapture of previously waived and/or reimbursed fees	16,855

Net expenses	598,476

Net investment income (loss)	2,166,118

Net realized gain (loss) on:
Unaffiliated investments	144,566

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(6,427,725)

Net realized and change in unrealized gain (loss)	(6,283,159)

Net increase (decrease) in net assets resulting from operations	$(4,117,041)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$2,166,118	$1,024,396
Net realized gain (loss)	144,566	534,655
Net change in unrealized appreciation (depreciation)	(6,427,725)	5,844,005

Net increase (decrease) in net assets resulting from operations	(4,117,041)	7,403,056

Distributions (A):
Dividends and/or distributions to shareholders	(1,631,892)	—
Dividends and/or distributions to shareholders from:
Net investment income	—	(465,955)
Net realized gains	—	(96,404)

Total dividends and/or distributions to shareholders	(1,631,892)	(562,359)

Capital share transactions:
Proceeds from shares sold	86,843,566	24,319,436
Dividends and/or distributions reinvested	1,631,892	562,359
Cost of shares redeemed	(4,161,267)	(5,999,193)

Net increase (decrease) in net assets resulting from capital share transactions	84,314,191	18,882,602

Net increase (decrease) in net assets	78,565,258	25,723,299

Net assets:
Beginning of year	71,328,698	45,605,399

End of year	$149,893,956	$71,328,698

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$974,394

Capital share transactions - shares:
Shares issued	7,592,686	2,266,179
Shares reinvested	141,045	51,451
Shares redeemed	(364,540)	(549,451)

Net increase (decrease) in shares outstanding	7,369,191	1,768,179

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$11.49	$10.27	$10.00

Investment operations:
Net investment income (loss) (B)	0.23	0.18	0.20
Net realized and unrealized gain (loss)	(0.52)	1.14	0.07	(C)

Total investment operations	(0.29)	1.32	0.27

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.08)	—
Net realized gains	(0.06)	(0.02)	—

Total dividends and/or distributions to shareholders	(0.16)	(0.10)	—

Net asset value, end of period/year	$11.04	$11.49	$10.27

Total return	(2.62)%	12.85%	2.70	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$149,894	$71,329	$45,605
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.60%	0.61%	0.79	%(F)
Including waiver and/or reimbursement and recapture (G)	0.56%	0.56%	0.56	%(F)
Net investment income (loss) to average net assets	2.03%	1.65%	2.52	%(F)
Portfolio turnover rate	6%	9%	6	%(D)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Annualized.
(G)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2019. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Smart Beta 50 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available (A)
2016	2017	2018	Total
$ 11,274	$ 4,454	$ 5,976	$ 21,704

(A)	Certain fees are not available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 90,349,661	$ 6,109,866

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution redesignations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 150,753,740	$ 974,296	$ (2,398,520)	$ (1,424,224)

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,086,880	$ 545,012	$ —	$ 562,359	$ —	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,105,311	$ 308,552	$ —	$ —	$ —	$ (1,424,224)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. LEGAL PROCEEDINGS (continued)

penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Smart Beta 50 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Smart Beta 50 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the two years ended December 31, 2018 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the two years ended December 31, 2018 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 50 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $545,012 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 426,917	$ 75,829

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

(unaudited)

MARKET ENVIRONMENT:

After rebuilding momentum over the summer and well into the third quarter of 2018, global markets reversed in the fourth quarter of 2018, declining sharply. Investors grappled with a slowdown in the eurozone, weaker Chinese growth and a variety of geopolitical concerns, including uncertainty around Brexit and political tensions in Italy. Fears came to a head in late December, causing volatility to spike and providing investors with a shaky end to 2018. Government bond yields fell, consistent with the widespread uncertainty dominating markets during the quarter ended December 31, 2018 and an investor shift towards safe havens. Oil prices fell on concerns of oversupply stemming from a weak outlook for global demand.

In the U.S., 2018 proved turbulent, and the S&P 500® ended the year in negative territory. Despite an initial boost from tax reform and resilient economic data, the headlines were dominated by fears of spikes in market volatility, intensifying trade wars and tightening central bank policy. Risk-off sentiment slowly permeated the market before peaking in December. U.S. equity markets turned sharply lower as slower earnings growth, the U.S. Federal Reserve (“Fed”) Chairman Jerome Powell’s hawkish policy comments and the government shutdown spooked markets. Ultimately, the Fed did raise rates in December, consistent with economic data, but the Chairman’s commentary began to indicate there may be more flexibility in the Fed’s rate path than previously thought.

Developed market equities outside of the U.S. declined meaningfully in 2018 as well. Economic data across the eurozone pointed to continued deceleration, with particularly weak manufacturing numbers partially attributable to weakening demand from China. Ongoing political factors have also pressured European markets, including a fiscal crisis in Italy, uncertainty around Brexit in the U.K., and protests in France. The European Central Bank ended its quantitative easing program in December and gave guidance that interest rates would not rise through mid-2019. In Japan, despite the dramatic decline in equities, there was little domestic news impacting the market, as economic data was mixed and corporate news proved uneventful. The yen strengthened as investors sought stability.

Emerging market equities also struggled in the second half of the year ended December 31, 2018 as concerns over global growth and trade wars increased. However, they did fare better than the U.S. and developed markets during the fourth quarter, and Brazil even posted strong gains in response to the outcome of the general election. China underperformed due to a combination of ongoing trade uncertainty and disappointing corporate earnings.

PERFORMANCE

For the year ended December 31, 2018, Transamerica BlackRock Smart Beta 75 VP, Service Class returned -3.91%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Aggressive Portfolio Index and the Transamerica BlackRock Smart Beta 75 VP Blended Benchmark, returned -7.33%, and -5.38%, respectively.

STRATEGY REVIEW:

The equity allocation of this fund of funds is comprised entirely of smart beta equity exchange-traded funds (“ETFs”). The Portfolio’s outperformance during the period was predominantly driven by its momentum and minimum volatility exposures. This was partially offset by the Portfolio’s exposure to smaller and value-oriented companies. The performance impact of the fixed income portion of the Portfolio was close to neutral given that benchmark-neutral weighting is maintained by design. Additionally, the sole fixed income ETF holding tracks the Bloomberg Barclays US Aggregate Bond Index, which is the sole fixed income index included in the blended benchmark.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.

•	Momentum, which focuses on companies with continued positive trending performance over a 6-month and 12-month period.

•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.

•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.

•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust positioning on an ad hoc basis or to take short-term views on the Portfolio.

Alan Mason

Amy Whitelaw

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.3%
U.S. Fixed Income Fund	25.1
International Equity Funds	19.3
Net Other Assets (Liabilities)	0.3
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Service Class	(3.91)%	5.87%	03/21/2016
Dow Jones Moderately Aggressive Portfolio Index (A)	(7.33)%	6.61%
Transamerica BlackRock Smart Beta 75 VP Blended Benchmark (B) (C) (D) (E)	(5.38)%	6.48%

(A) The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock Smart Beta 75 VP Blended Benchmark is composed of the following benchmarks: 56% MSCI USA Index, 19% MSCI ACWI ex-U.S., and 25% Bloomberg Barclays US Aggregate Bond Index.

(C) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(D) The MSCI ACWI ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$957.00	$2.76	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.7%
International Equity Funds - 19.3%
iShares Edge MSCI Min Vol EAFE ETF	167,331	$ 11,154,284
iShares Edge MSCI Min Vol Emerging Markets ETF	57,608	3,218,559

		14,372,843

U.S. Equity Funds - 55.3%
iShares Edge MSCI Min Vol USA ETF	175,909	9,217,632
iShares Edge MSCI USA Momentum Factor ETF	88,883	8,908,743
iShares Edge MSCI USA Quality Factor ETF	115,486	8,864,706
iShares Edge MSCI USA Size Factor ETF	69,467	5,323,256
iShares Edge MSCI USA Value Factor ETF	122,055	8,857,531

		41,171,868

U.S. Fixed Income Fund - 25.1%
iShares Core U.S. Aggregate Bond ETF	175,928	18,734,573

Total Exchange-Traded Funds (Cost $75,882,764)		74,279,284

Total Investments (Cost $75,882,764)		74,279,284
Net Other Assets (Liabilities) - 0.3%		194,345

Net Assets - 100.0%		$ 74,473,629

SECURITY VALUATION:

Valuation Inputs (A)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$74,279,284	$—	$—	$74,279,284

Total Investments	$74,279,284	$—	$—	$74,279,284

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Unaffiliated investments, at value (cost $75,882,764)	$74,279,284
Cash	77,186
Receivables and other assets:
Investments sold	606,937
Shares of beneficial interest sold	103,652
Dividends and/or distributions	10,250

Total assets	75,077,309

Liabilities:
Payables and other liabilities:
Investments purchased	552,182
Shares of beneficial interest redeemed	470
Investment management fees	13,855
Distribution and service fees	16,094
Transfer agent costs	264
Trustees, CCO and deferred compensation fees	194
Audit and tax fees	13,486
Custody fees	5,866
Legal fees	220
Printing and shareholder reports fees	708
Other accrued expenses	341

Total liabilities	603,680

Net assets	$74,473,629

Net assets consist of:
Capital stock ($0.01 par value)	$64,752
Additional paid-in capital	74,780,071
Total distributable earnings (accumulated losses)	(371,194)

Net assets	$74,473,629

Shares outstanding	6,475,221

Net asset value and offering price per share	$11.50

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from unaffiliated investments	$1,341,286

Total investment income	1,341,286

Expenses:
Investment management fees	160,890
Distribution and service fees	134,075
Transfer agent costs	820
Trustees, CCO and deferred compensation fees	1,825
Audit and tax fees	17,207
Custody fees	13,022
Legal fees	2,711
Printing and shareholder reports fees	2,200
Other	1,185

Total expenses before waiver and/or reimbursement and recapture	333,935

Expense waived and/or reimbursed	(34,777)
Recapture of previously waived and/or reimbursed fees	1,171

Net expenses	300,329

Net investment income (loss)	1,040,957

Net realized gain (loss) on:
Unaffiliated investments	271,682

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(5,344,360)

Net realized and change in unrealized gain (loss)	(5,072,678)

Net increase (decrease) in net assets resulting from operations	$(4,031,721)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$1,040,957	$479,431
Net realized gain (loss)	271,682	247,469
Net change in unrealized appreciation (depreciation)	(5,344,360)	3,782,164

Net increase (decrease) in net assets resulting from operations	(4,031,721)	4,509,064

Distributions (A):
Dividends and/or distributions to shareholders	(770,987)	—
Dividends and/or distributions to shareholders from:
Net investment income	—	(137,263)
Net realized gains	—	(39,097)

Total dividends and/or distributions to shareholders	(770,987)	(176,360)

Capital share transactions:
Proceeds from shares sold	44,939,896	24,569,698
Dividends and/or distributions reinvested	770,987	176,360
Cost of shares redeemed	(5,487,613)	(2,498,189)

Net increase (decrease) in net assets resulting from capital share transactions	40,223,270	22,247,869

Net increase (decrease) in net assets	35,420,562	26,580,573

Net assets:
Beginning of year	39,053,067	12,472,494

End of year	$74,473,629	$39,053,067

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$464,172

Capital share transactions - shares:
Shares issued	3,657,181	2,222,980
Shares reinvested	62,126	15,635
Shares redeemed	(463,869)	(224,779)

Net increase (decrease) in shares outstanding	3,255,438	2,013,836

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$12.13	$10.34	$10.00

Investment operations:
Net investment income (loss) (B)	0.24	0.19	0.23
Net realized and unrealized gain (loss)	(0.70)	1.66	0.11	(C)

Total investment operations	(0.46)	1.85	0.34

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.05)	—
Net realized gains	(0.06)	(0.01)	—

Total dividends and/or distributions to shareholders	(0.17)	(0.06)	—

Net asset value, end of period/year	$11.50	$12.13	$10.34

Total return	(3.91)%	17.96%	3.40	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$74,474	$39,053	$12,472
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62%	0.67%	1.33	%(F)
Including waiver and/or reimbursement and recapture (G)	0.56%	0.56%	0.56	%(F)
Net investment income (loss) to average net assets	1.94%	1.70%	2.87	%(F)
Portfolio turnover rate	9%	10%	11	%(D)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Annualized.
(G)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2019. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Smart Beta 75 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available (A)			Total
2016	2017	2018
$ 29,469	$ 15,943	$ 7,962	$ 53,374

(A)	Certain fees are not available for recapture by TAM

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 45,423,511	$ 5,088,754

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution redesignations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 76,018,004	$ 331,549	$ (2,070,269)	$ (1,738,720)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 577,896	$ 193,091	$ —	$ 176,360	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,005,302	$ 362,224	$ —	$ —	$ —	$ (1,738,720)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. NEW ACCOUNTING PRONOUNCEMENTS (continued)

hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. LEGAL PROCEEDINGS (continued)

voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Smart Beta 75 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Smart Beta 75 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years ended December 31, 2018 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the two years ended December 31, 2018 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Smart Beta 75 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $193,091 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 324,485	$ 28,919

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

After two years of relatively steady growth in asset prices, markets began 2018 on an upward trajectory as consumer spending rose, unemployment stayed low, inflation exceeded 2.0% midyear and U.S. gross domestic product (“GDP”) growth jumped to 4.2% on an annualized basis in the second quarter. The tailwinds of U.S. fiscal policy support, robust economic data and favorable earnings reports provided a strong boost to the markets in the first three quarters of 2018. By the fourth quarter, however, a build-up in geopolitical uncertainty and escalating trade tensions caused a noticeable rise in market volatility. Despite core stability in the U.S. macroeconomic environment, global growth (particularly the eurozone) moderated and became much less synchronized.

Overall, financial conditions tightened in 2018 as central banks continued to taper balance sheet growth, shrinking global liquidity. The U.S. Federal Reserve (the “Fed”) hiked rates four times in 2018 due to continued stability in domestic indicators. However, in the fourth quarter, a clear shift in underlying drivers of asset price movements was observed. Credit spreads widened, the yield curve flattened, and government bonds rallied as investor confidence declined. Global equities experienced a material decline with slower Chinese growth, an impasse in Brexit negotiations and heightened volatility impacting performance. All major regional indices ended the year in negative territory as concerns persisted on global growth and the direction of monetary policy.

PERFORMANCE

For the year ended December 31, 2018, Transamerica BlackRock Tactical Allocation VP, Service Class returned -4.41%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Bloomberg Barclays US Aggregate Bond Index and the MSCI EAFE Index, returned -5.24%, 0.01%, and -13.36%, respectively.

STRATEGY REVIEW

The Transamerica BlackRock Tactical Allocation VP Portfolio is a global multi-asset portfolio maintaining exposure to both equities and fixed income. The portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, and 2) by allocating capital to managers that seek to generate alpha via sector and security selection.

The Portfolio underperformed its custom benchmark for the 12-month period ended December 31, 2018. Overall, positioning in equities detracted from performance, particularly due to an overweight position in both Japanese and U.S. equities as global equity markets declined through the fourth quarter. Manager selection detracted from performance with a number of underlying managers underperforming their benchmark on a net of fee basis. Transamerica Barrow Hanley Dividend Focused VP, Transamerica Greystone International Growth VP and Transamerica PIMCO Total Return VP were among the largest negative contributors.

Within asset allocation, the largest positive contributor to performance over the year was our underweight to U.S. duration. We held this position through most of the year in anticipation of tightening financial conditions. As yields rose in October to a level consistent to our view, we opted to close the position.

We believe that the rise in market volatility and the fall in equity prices, particularly in the second half of 2018, were driven by a deceleration in economic growth, a perception that the Fed is ambivalent to market pricing, and a deterioration of investor sentiment. We think investors misread the Fed’s posture and overreacted to the growth slowdown. In particular, we think a number of transient factors (the partial government shutdown, Fed Chairman Jerome Powell’s seemingly unintentionally hawkish balance sheet comments, and Secretary of the Treasury Steven Mnuchin’s unsuccessful effort to restore market confidence) negatively impacted investor sentiment and helped move market pricing beyond our assessment of economic fundamentals.

Philip Green

Michael Pensky

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	39.9%
U.S. Mixed Allocation Fund	27.4
U.S. Fixed Income Fund	21.3
International Equity Fund	11.1
Other Investment Company	4.3
Repurchase Agreement	0.4
International Alternative Fund	0.0 *
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Service Class	(4.41)%	3.28%	7.67%	05/01/2009
Russell 3000® Index (A)	(5.24)%	7.91%	13.83%
Bloomberg Barclays US Aggregate Bond Index (B)	0.01%	2.52%	3.53%
MSCI EAFE Index (C)	(13.36)%	1.00%	7.35%
Initial Class	(4.21)%	3.53%	4.77%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$955.00	$0.69	$1,024.50	$0.71	0.14%
Service Class	1,000.00	954.10	1.92	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 5.6%
International Equity Fund - 1.0%
WisdomTree Japan Hedged Equity Fund (A)	277,595	$ 12,877,632

U.S. Equity Fund - 4.6%
SPDR S&P 500 ETF Trust (A)	250,446	62,591,464

U.S. Fixed Income Fund - 0.0% (B)
Vanguard Total Bond Market ETF	4,613	365,396

Total Exchange-Traded Funds (Cost $84,413,131)		75,834,492

INVESTMENT COMPANIES - 94.1%
International Alternative Fund - 0.0% (B)
Transamerica Global Allocation Liquidating Trust (C) (D) (E) (F) (G)	79,640	400,774

International Equity Funds - 10.1%
Transamerica Greystone International Growth VP (D)	11,061,407	88,601,873
Transamerica TS&W International Equity VP (D)	4,134,156	49,196,451

		137,798,324

U.S. Equity Funds - 35.3%
Transamerica Barrow Hanley Dividend Focused VP (D)	3,205,284	71,221,406
Transamerica Jennison Growth VP (D)	5,532,051	52,831,088
Transamerica JPMorgan Enhanced Index VP (D)	9,719,341	187,583,281
Transamerica JPMorgan Mid Cap Value VP (D)	1,264,590	18,260,676
Transamerica Large Cap Value (D)	3,913,418	38,899,374
Transamerica Morgan Stanley Capital Growth VP (D)	827,636	13,407,701
Transamerica T. Rowe Price Small Cap VP (D)	3,308,610	45,625,735
Transamerica WMC US Growth VP (D)	1,944,470	52,228,462

		480,057,723

U.S. Fixed Income Funds - 21.3%
SPDR Portfolio Long Term Treasury ETF	151,192	5,297,768

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica JPMorgan Core Bond VP (D)	22,200,854	$ 277,954,693
Transamerica Short-Term Bond (D)	148,290	1,460,661
Vanguard Extended Duration Treasury ETF (A)	43,554	4,941,637

		289,654,759

U.S. Mixed Allocation Fund - 27.4%
Transamerica PIMCO Total Return VP (D)	33,614,969	373,798,456

Total Investment Companies (Cost $1,354,057,145)		1,281,710,036

OTHER INVESTMENT COMPANY - 4.3%
Securities Lending Collateral - 4.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (H)	58,279,600	58,279,600

Total Other Investment Company (Cost $58,279,600)		58,279,600

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 1.45% (H), dated 12/31/2018, to be repurchased at $5,220,245 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $5,325,131.	$ 5,219,825	5,219,825

Total Repurchase Agreement (Cost $5,219,825)		5,219,825

Total Investments (Cost $1,501,969,701)		1,421,043,953
Net Other Assets (Liabilities) - (4.4)%		(59,716,289)

Net Assets - 100.0%		$ 1,361,327,664

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$75,834,492	$—	$—	$75,834,492
Investment Companies	1,281,309,262	—	—	1,281,309,262
Other Investment Company	58,279,600	—	—	58,279,600
Repurchase Agreement	—	5,219,825	—	5,219,825

Total	$1,415,423,354	$5,219,825	$—	$1,420,643,179

Investment Companies Measured at Net Asset Value (E)				400,774

Total Investments				$1,421,043,953

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $57,088,391. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Non-income producing security.
(D)	Affiliated investment in the Class I2 shares and liquidating trusts of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (J)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (J)	Net Capital Gain Distributions
Transamerica Barrow Hanley Dividend Focused VP	$91,874,146	$8,754,203	$(18,750,000)	$4,263,142	$(14,920,085)	$71,221,406	3,205,284	$1,754,203	$—
Transamerica Blackrock Global Allocation VP	115,293,143	2,338,923	(111,716,485)	(14,987,332)	9,071,751	—	—	2,338,923	—
Transamerica Global Allocation Liquidating Trust	444,568	—	—	—	(43,794)	400,774	79,640	—	—
Transamerica Greystone International Growth VP	100,770,559	99,621,080	(91,850,000)	13,984,399	(33,924,165)	88,601,873	11,061,407	1,137,497	483,583
Transamerica Jennison Growth VP	97,451,567	16,393,533	(60,500,000)	11,426,354	(11,940,366)	52,831,088	5,532,051	121,014	6,272,519
Transamerica JPMorgan Core Bond VP	274,121,272	121,006,451	(110,500,000)	(1,447,535)	(5,225,495)	277,954,693	22,200,854	7,706,451	—
Transamerica JPMorgan Enhanced Index VP	182,355,976	167,233,652	(147,410,000)	34,592,096	(49,188,443)	187,583,281	9,719,341	4,457,846	5,275,806
Transamerica JPMorgan Mid Cap Value VP	55,846,978	9,852,256	(46,290,000)	(7,072,527)	5,923,969	18,260,676	1,264,590	216,530	385,726
Transamerica Large Cap Value	—	66,205,167	(17,000,000)	(934,519)	(9,371,274)	38,899,374	3,913,418	342,140	3,863,027
Transamerica Morgan Stanley Capital Growth V	—	17,892,671	—	—	(4,484,970)	13,407,701	827,636	284,270	2,208,401
Transamerica PIMCO Total Return VP	362,921,872	168,028,945	(144,500,000)	(6,739,131)	(5,913,230)	373,798,456	33,614,969	10,828,945	—
Transamerica Short-Term Bond	223,546,275	72,397,699	(292,026,750)	(3,319,055)	862,492	1,460,661	148,290	3,650,472	—
Transamerica T. Rowe Price Small Cap VP	—	62,124,744	(4,250,000)	(532,157)	(11,716,852)	45,625,735	3,308,610	44,232	2,580,512
Transamerica TS&W International Equity VP	—	74,105,191	(18,500,000)	(1,541,668)	(4,867,072)	49,196,451	4,134,156	1,105,191	—
Transamerica WMC US Growth VP	70,854,411	13,907,545	(31,000,000)	5,948,552	(7,482,046)	52,228,462	1,944,470	1,033,994	3,873,551

Total	$1,575,480,767	$899,862,060	$(1,094,293,235)	$33,640,619	$(143,219,580)	$1,271,470,631	100,954,716	$35,021,708	$24,943,125

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	Restricted security. At December 31, 2018, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$819,372	$400,774	0.0	%(B)

(G)	Illiquid security. At December 31, 2018, the value of such securities amounted to $400,774 or less than 0.1% of the Portfolio’s net assets.
(H)	Rates disclosed reflect the yields at December 31, 2018.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Does not reflect certain tax adjustments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $1,344,470,182)	$1,271,470,631
Unaffiliated investments, at value (cost $152,279,694) (including securities loaned of $57,088,391)	144,353,497
Repurchase agreement, at value (cost $5,219,825)	5,219,825
Receivables and other assets:
Investments sold	12,930,668
Net income from securities lending	21,827
Dividends and/or distributions	287,653
Interest	210

Total assets	1,434,284,311

Liabilities:
Cash collateral received upon return of:
Securities on loan	58,279,600
Payables and other liabilities:
Investments purchased	13,656,735
Shares of beneficial interest redeemed	409,032
Investment management fees	146,241
Distribution and service fees	288,400
Transfer agent costs	5,774
Trustees, CCO and deferred compensation fees	4,269
Audit and tax fees	30,852
Custody fees	11,379
Legal fees	10,075
Printing and shareholder reports fees	71,613
Other accrued expenses	42,677

Total liabilities	72,956,647

Net assets	$1,361,327,664

Net assets consist of:
Capital stock ($0.01 par value)	$946,154
Additional paid-in capital	1,354,079,648
Total distributable earnings (accumulated losses)	6,301,862

Net assets	$1,361,327,664

Net assets by class:
Initial Class	$24,853,153
Service Class	1,336,474,511

Shares outstanding:
Initial Class	2,862,971
Service Class	91,752,384

Net asset value and offering price per share:
Initial Class	$8.68
Service Class	14.57

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$35,016,889
Dividend income from unaffiliated investments	1,912,018
Interest income from unaffiliated investments	42,034
Net income from securities lending	38,178

Total investment income	37,009,119

Expenses:
Investment management fees	1,887,497
Distribution and service fees:
Service Class	3,767,121
Transfer agent costs	22,998
Trustees, CCO and deferred compensation fees	50,142
Audit and tax fees	42,266
Custody fees	27,581
Legal fees	80,015
Printing and shareholder reports fees	71,061
Other	31,074

Total expenses	5,979,755

Net investment income (loss)	31,029,364

Net realized gain (loss) on:
Affiliated investments	33,645,438
Unaffiliated investments	1,482,242
Capital gain distributions received from affiliated investment companies	24,943,125

Net realized gain (loss)	60,070,805

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(143,219,580)
Unaffiliated investments	(10,350,743)

Net change in unrealized appreciation (depreciation)	(153,570,323)

Net realized and change in unrealized gain (loss)	(93,499,518)

Net increase (decrease) in net assets resulting from operations	$(62,470,154)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$31,029,364	$15,200,816
Net realized gain (loss)	60,070,805	68,614,003
Net change in unrealized appreciation (depreciation)	(153,570,323)	95,383,548

Net increase (decrease) in net assets resulting from operations	(62,470,154)	179,198,367

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(2,511,261)	—
Service Class	(81,133,026)	—
Net investment income:
Initial Class	—	(749,127)
Service Class	—	(23,355,868)

Total dividends and/or distributions from net investment income	—	(24,104,995)

Net realized gains:
Initial Class	—	(727,426)
Service Class	—	(26,407,489)

Total dividends and/or distributions from net realized gains	—	(27,134,915)

Total dividends and/or distributions to shareholders	(83,644,287)	(51,239,910)

Capital share transactions:
Proceeds from shares sold:
Initial Class	937,543	864,770
Service Class	8,621,422	14,225,294

	9,558,965	15,090,064

Dividends and/or distributions reinvested:
Initial Class	2,511,261	1,476,553
Service Class	81,133,026	49,763,357

	83,644,287	51,239,910

Cost of shares redeemed:
Initial Class	(3,209,746)	(3,279,519)
Service Class	(214,022,255)	(143,793,808)

	(217,232,001)	(147,073,327)

Net increase (decrease) in net assets resulting from capital share transactions	(124,028,749)	(80,743,353)

Net increase (decrease) in net assets	(270,143,190)	47,215,104

Net assets:
Beginning of year	1,631,470,854	1,584,255,750

End of year	$1,361,327,664	$1,631,470,854

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$15,145,843

Capital share transactions - shares:
Shares issued:
Initial Class	97,940	87,494
Service Class	540,045	925,235

	637,985	1,012,729

Shares reinvested:
Initial Class	270,319	154,290
Service Class	5,200,835	3,214,687

	5,471,154	3,368,977

Shares redeemed:
Initial Class	(334,675)	(334,697)
Service Class	(13,530,636)	(9,173,665)

	(13,865,311)	(9,508,362)

Net increase (decrease) in shares outstanding:
Initial Class	33,584	(92,913)
Service Class	(7,789,756)	(5,033,743)

	(7,756,172)	(5,126,656)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$9.97	$9.40	$9.80		$10.93	$10.91

Investment operations:
Net investment income (loss) (A)	0.22	0.12	0.17	(B)	0.27	0.31
Net realized and unrealized gain (loss)	(0.58)	0.98	0.34		(0.27)	0.26

Total investment operations	(0.36)	1.10	0.51		—	0.57

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.27)	(0.39)		(0.32)	(0.23)
Net realized gains	(0.73)	(0.26)	(0.52)		(0.81)	(0.32)

Total dividends and/or distributions to shareholders	(0.93)	(0.53)	(0.91)		(1.13)	(0.55)

Net asset value, end of year	$8.68	$9.97	$9.40		$9.80	$10.93

Total return	(4.21)%	12.02%	5.16%		0.06%	5.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$24,853	$28,202	$27,478		$27,879	$30,241
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.14%	0.14%	0.14%		0.14%	0.15%
Including waiver and/or reimbursement and recapture	0.14%	0.14%	0.14	%(B)	0.14%	0.15%
Net investment income (loss) to average net assets	2.29%	1.18%	1.78	%(B)	2.57%	2.85%
Portfolio turnover rate	72%	15%	18%		8%	44%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$16.11	$14.89	$15.02		$16.14	$15.87

Investment operations:
Net investment income (loss) (A)	0.32	0.15	0.23	(B)	0.37	0.32
Net realized and unrealized gain (loss)	(0.97)	1.56	0.51		(0.39)	0.48

Total investment operations	(0.65)	1.71	0.74		(0.02)	0.80

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.23)	(0.35)		(0.29)	(0.21)
Net realized gains	(0.73)	(0.26)	(0.52)		(0.81)	(0.32)

Total dividends and/or distributions to shareholders	(0.89)	(0.49)	(0.87)		(1.10)	(0.53)

Net asset value, end of year	$14.57	$16.11	$14.89		$15.02	$16.14

Total return	(4.41)%	11.68%	4.91%		(0.12)%	5.07%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,336,475	$1,603,269	$1,556,778		$1,509,931	$1,496,764
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.39%	0.39%	0.39%		0.39%	0.40%
Including waiver and/or reimbursement and recapture	0.39%	0.39%	0.39	%(B)	0.39%	0.40%
Net investment income (loss) to average net assets	2.02%	0.93%	1.53	%(B)	2.35%	1.99%
Portfolio turnover rate	72%	15%	18%		8%	44%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$58,198,575	$—	$—	$—	$58,198,575
Investment Companies	81,025	—	—	—	81,025
Total Securities Lending Transactions	$58,279,600	$—	$—	$—	$58,279,600
Total Borrowings	$58,279,600	$—	$—	$—	$58,279,600

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2018
First $1 billion	0.130%
Over $1 billion up to $2 billion	0.110
Over $2 billion up to $3 billion	0.105
Over $3 billion	0.100
Prior to August 1, 2018
First $1 billion	0.130
Over $1 billion	0.110

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1,2019
Service Class	0.50	May 1,2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,107,259,904	$ 1,317,610,370

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution redesignations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,510,743,187	$ 4,544,171	$ (94,243,405)	$ (89,699,234)

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 25,977,535	$ 57,666,752	$ —	$ 26,646,332	$ 24,593,578	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 30,916,513	$ 65,084,583	$ —	$ —	$ —	$ (89,699,234)

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $57,666,752 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,820,222	$ 476,291

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

(unaudited)

MARKET ENVIRONMENT

Since May 1, 2018 when Greystone Managed Investments Inc. began managing the Portfolio, global stock markets came under pressure from a series of factors, ranging from the U.S.-China trade dispute to intensifying concerns of a synchronized global economic slowdown.

The weakness in international markets was driven by contraction in price-to-earnings ratios. While risks to the downside clearly rose, we remained constructive on the growth outlook. However, we moderated the overweight to the more cyclical sectors and invested in more defensive growth names.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Greystone International Growth VP, Initial Class returned -17.70%. By comparison, its benchmark, the MSCI EAFE Index, returned -13.36%.

STRATEGY REVIEW

We focus on companies with strong balance sheets, competitive positioning and skilled management teams that may be benefiting from secular growth tailwinds, have sustainable growth drivers, and are realizing improvements in the earnings-generating capacity of the company.

The Portfolio underperformed its benchmark during the eight months since we began managing the Portfolio primarily due to stock selection.

Japan was the worst performing region. Haseko Corp., which engages in construction and management of real estate properties, detracted. Though the company faced near-term weakness based on concerns of inflation pressures and lower-than-expected order book development, the longer-term prospects remained good as the company continued to gain market share, was able to pass on inflation cost pressures due to strong competitive positioning and free cash flow generation remained strong. As a result, we added to the holding. Koito Manufacturing Co., Ltd., which makes LED headlights, also detracted. General weakness in the auto sector weighed on auto sector suppliers. Our exposure is tilted to auto suppliers, which may be able to grow faster than growth in the overall industry through increasing content per vehicle or increasing market share. The investment thesis for Koito Manufacturing Co., Ltd. remained intact.

From a regional perspective, holdings in Pacific ex-Japan contributed to relative performance, while an underweight to the region detracted. Northern Star Resources, a gold producer and exploration company based in Australia, contributed. In our view, management has an excellent track record of acquiring assets, and the company benefited from a recent acquisition.

From a sector perspective, consumer staples and consumer discretionary detracted. British American Tobacco PLC, based in the U.K., was a key individual detractor. The company experienced weakness, along with other tobacco stocks, as the U.S. Food and Drug Administration (“FDA”) announced its intention to ban menthol cigarettes. We consider company management to be good stewards of capital and although new sources of uncertainty developed, it may take time for the FDA’s plans to unfold, giving management time to adjust its business positon. Valeo SA, a French auto parts manufacturer, also detracted. The stock experienced negative sentiment with broad weakness in the auto sector.

Financial and health-care holdings contributed to performance. Our financial exposure was tilted to insurance companies over banks. Swiss Life Holding AG, a strong contributor to performance, benefited from growth in fee business and movement away from interest-rate sensitive earnings. Roche Holding AG, a Swiss drug maker, was also a strong contributor. The company broadened its drug pipeline with a recent drug approval by the FDA.

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

Greystone Managed Investments Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.4%
Repurchase Agreement	2.0
Other Investment Company	0.0 *
Net Other Assets (Liabilities)	1.6
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(17.70)%	(0.11)%	6.58%	01/02/1997
MSCI EAFE Index (A)	(13.36)%	1.00%	6.81%
Service Class	(17.95)%	(0.37)%	6.32%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$865.80	$4.19	$1,020.70	$4.53	0.89%
Service Class	1,000.00	864.00	5.31	1,019.50	5.75	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 96.4%
Australia - 3.7%
Northern Star Resources, Ltd.	1,136,274	$ 7,395,090
Westpac Banking Corp.	511,626	9,023,507

		16,418,597

China - 8.4%
ANTA Sports Products, Ltd.	2,642,300	12,670,757
NetEase, Inc., ADR	31,262	7,358,137
Ping An Insurance Group Co. of China, Ltd., H Shares	698,100	6,164,819
Tencent Holdings, Ltd.	270,500	10,846,945

		37,040,658

Finland - 2.0%
Neste OYJ	112,300	8,694,556

France - 9.6%
AXA SA	582,704	12,590,221
TOTAL SA	241,209	12,762,542
Valeo SA	162,911	4,761,575
Vinci SA	151,166	12,473,748

		42,588,086

Germany - 4.1%
Bayerische Motoren Werke AG	125,907	10,211,701
Henkel AG & Co. KGaA	81,676	8,038,782

		18,250,483

Ireland - 5.2%
Kingspan Group PLC	291,459	12,482,642
Smurfit Kappa Group PLC	386,146	10,290,844

		22,773,486

Israel - 1.8%
Nice, Ltd., ADR (A)	72,836	7,881,584

Italy - 1.2%
Enel SpA	909,900	5,274,912

Japan - 21.5%
Asahi Group Holdings, Ltd.	293,800	11,385,872
Haseko Corp.	885,600	9,273,649
Isuzu Motors, Ltd.	427,300	5,993,781
Koito Manufacturing Co., Ltd.	152,300	7,857,690
Minebea Mitsumi, Inc.	622,700	8,979,336
Nidec Corp.	53,800	6,087,306
Nippon Telegraph & Telephone Corp.	263,700	10,758,777
Nitori Holdings Co., Ltd.	56,500	7,076,078
Open House Co., Ltd.	128,400	4,323,128
SoftBank Group Corp.	165,500	10,840,107
Sumitomo Mitsui Financial Group, Inc.	374,400	12,342,119

		94,917,843

Luxembourg - 1.9%
Aroundtown SA	1,027,315	8,522,558

Netherlands - 2.6%
Euronext NV (B)	200,507	11,555,461

Norway - 5.4%
DNB ASA	706,516	11,340,748
Equinor ASA	589,238	12,498,989

		23,839,737

Republic of Korea - 1.5%
Samsung Electronics Co., Ltd.	187,300	6,520,229

	Shares	Value
COMMON STOCKS (continued)
Spain - 2.1%
Banco Santander SA	2,013,731	$ 9,166,631

Sweden - 2.8%
Atlas Copco AB, B Shares	289,695	6,347,729
Epiroc AB, Class B (A)	670,940	5,989,058

		12,336,787

Switzerland - 5.6%
Roche Holding AG	62,417	15,495,572
Swiss Life Holding AG (A)	23,322	9,001,578

		24,497,150

Taiwan - 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	199,230	7,353,579

United Kingdom - 13.0%
Ashtead Group PLC	449,090	9,370,352
Beazley PLC	1,284,627	8,244,235
British American Tobacco PLC	254,099	8,096,863
Compass Group PLC	682,112	14,345,427
GlaxoSmithKline PLC	680,411	12,932,457
Rio Tinto PLC, ADR	95,738	4,641,378

		57,630,712

United States - 2.3%
Shire PLC	177,583	10,344,069

Total Common Stocks (Cost $509,283,410)		425,607,118

OTHER INVESTMENT COMPANY - 0.0% (C)
Securities Lending Collateral - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (D) (E)	189,107	189,107

Total Other Investment Company (Cost $189,107)		189,107

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp., 1.45% (D), dated 12/31/2018, to be repurchased at $8,771,042 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $8,949,038.	$ 8,770,336	8,770,336

Total Repurchase Agreement (Cost $8,770,336)		8,770,336

Total Investments (Cost $518,242,853)		434,566,561
Net Other Assets (Liabilities) - 1.6%		7,259,001

Net Assets - 100.0%		$ 441,825,562

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.6%	$ 41,873,005
Insurance	8.3	36,000,853
Oil, Gas & Consumable Fuels	7.8	33,956,087
Pharmaceuticals	6.5	28,428,029
Machinery	4.9	21,316,123
Automobiles	3.7	16,205,482
Hotels, Restaurants & Leisure	3.3	14,345,427
Real Estate Management & Development	2.9	12,845,686
Textiles, Apparel & Luxury Goods	2.9	12,670,757
Auto Components	2.9	12,619,265
Building Products	2.9	12,482,642
Construction & Engineering	2.9	12,473,748
Metals & Mining	2.8	12,036,468
Capital Markets	2.7	11,555,461
Beverages	2.6	11,385,872
Interactive Media & Services	2.5	10,846,945
Wireless Telecommunication Services	2.5	10,840,107
Diversified Telecommunication Services	2.5	10,758,777
Biotechnology	2.4	10,344,069
Containers & Packaging	2.4	10,290,844
Trading Companies & Distributors	2.2	9,370,352
Household Durables	2.1	9,273,649
Tobacco	1.9	8,096,863
Household Products	1.8	8,038,782
Software	1.8	7,881,584
Entertainment	1.7	7,358,137
Semiconductors & Semiconductor Equipment	1.7	7,353,579
Specialty Retail	1.6	7,076,078
Technology Hardware, Storage & Peripherals	1.5	6,520,229
Electrical Equipment	1.4	6,087,306
Electric Utilities	1.2	5,274,912

Investments	97.9	425,607,118
Short-Term Investments	2.1	8,959,443

Total Investments	100.0%	$434,566,561

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$27,234,678	$398,372,440	$—	$425,607,118
Other Investment Company	189,107	—	—	189,107
Repurchase Agreement	—	8,770,336	—	8,770,336

Total Investments	$27,423,785	$407,142,776	$—	$434,566,561

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of the 144A security is $11,555,461, representing 2.6% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2018.
(E)	Security that is out on loan has since been sold. As of December 31, 2018, the Portfolio is awaiting the return of the position before the stated collateral is returned.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $509,472,517)	$425,796,225
Repurchase agreement, at value (cost $8,770,336)	8,770,336
Cash	4,367
Foreign currency, at value (cost $2,043,906)	2,061,331
Receivables and other assets:
Net income from securities lending	4,583
Shares of beneficial interest sold	3,949,739
Dividends and/or distributions	571,958
Interest	353
Tax reclaims	1,472,860

Total assets	442,631,752

Liabilities:
Cash collateral received upon return of:
Securities on loan	189,107
Payables and other liabilities:
Shares of beneficial interest redeemed	53,307
Investment management fees	288,451
Distribution and service fees	20,707
Transfer agent costs	1,900
Trustees, CCO and deferred compensation fees	1,268
Audit and tax fees	26,655
Custody fees	154,980
Legal fees	3,724
Printing and shareholder reports fees	58,529
Other accrued expenses	7,562

Total liabilities	806,190

Net assets	$441,825,562

Net assets consist of:
Capital stock ($0.01 par value)	$553,888
Additional paid-in capital	442,752,786
Total distributable earnings (accumulated losses)	(1,481,112)

Net assets	$441,825,562

Net assets by class:
Initial Class	$346,289,258
Service Class	95,536,304

Shares outstanding:
Initial Class	43,238,109
Service Class	12,150,676

Net asset value and offering price per share:
Initial Class	$8.01
Service Class	7.86

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$15,042,753
Interest income	77,893
Net income from securities lending	66,467
Withholding taxes on foreign income	(1,537,023)

Total investment income	13,650,090

Expenses:
Investment management fees	4,385,875
Distribution and service fees:
Service Class	321,673
Transfer agent costs	8,536
Trustees, CCO and deferred compensation fees	17,112
Audit and tax fees	36,591
Custody fees	350,245
Legal fees	30,867
Printing and shareholder reports fees	82,170
Other	60,086

Total expenses	5,293,155

Net investment income (loss)	8,356,935

Net realized gain (loss) on:
Investments	77,548,084
Foreign currency transactions	(576,614)

Net realized gain (loss)	76,971,470

Net change in unrealized appreciation (depreciation) on:
Investments	(181,811,988)
Translation of assets and liabilities denominated in foreign currencies	(8,421)

Net change in unrealized appreciation (depreciation)	(181,820,409)

Net realized and change in unrealized gain (loss)	(104,848,939)

Net increase (decrease) in net assets resulting from operations	$(96,492,004)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$8,356,935	$4,774,669
Net realized gain (loss)	76,971,470	6,855,378
Net change in unrealized appreciation (depreciation)	(181,820,409)	86,155,613

Net increase (decrease) in net assets resulting from operations	(96,492,004)	97,785,660

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(6,966,679)	—
Service Class	(1,772,449)	—
Net investment income:
Initial Class	—	(3,391,896)
Service Class	—	(1,500,195)

Total dividends and/or distributions from net investment income	—	(4,892,091)

Total dividends and/or distributions to shareholders	(8,739,128)	(4,892,091)

Capital share transactions:
Proceeds from shares sold:
Initial Class	125,237,787	176,584,436
Service Class	6,890,308	23,400,111

	132,128,095	199,984,547

Dividends and/or distributions reinvested:
Initial Class	6,966,679	3,391,896
Service Class	1,772,449	1,500,195

	8,739,128	4,892,091

Cost of shares redeemed:
Initial Class	(138,241,431)	(29,408,443)
Service Class	(34,186,974)	(9,762,331)

	(172,428,405)	(39,170,774)

Net increase (decrease) in net assets resulting from capital share transactions	(31,561,182)	165,705,864

Net increase (decrease) in net assets	(136,792,314)	258,599,433

Net assets:
Beginning of year	578,617,876	320,018,443

End of year	$441,825,562	$578,617,876

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$4,394,283

Capital share transactions - shares:
Shares issued:
Initial Class	13,144,066	19,017,663
Service Class	729,742	2,590,102

	13,873,808	21,607,765

Shares reinvested:
Initial Class	763,890	364,720
Service Class	197,818	164,135

	961,708	528,855

Shares redeemed:
Initial Class	(14,398,439)	(3,182,399)
Service Class	(3,726,514)	(1,089,920)

	(18,124,953)	(4,272,319)

Net increase (decrease) in shares outstanding:
Initial Class	(490,483)	16,199,984
Service Class	(2,798,954)	1,664,317

	(3,289,437)	17,864,301

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$9.91	$7.89	$8.06		$8.19	$8.72

Investment operations:
Net investment income (loss) (A)	0.15	0.10	0.12	(B)	0.12	0.14
Net realized and unrealized gain (loss)	(1.88)	2.04	(0.11)		(0.11)	(0.59)

Total investment operations	(1.73)	2.14	0.01		0.01	(0.45)

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.12)	(0.12)		(0.14)	(0.08)
Net realized gains	(0.05)	—	(0.06)		—	—

Total dividends and/or distributions to shareholders	(0.17)	(0.12)	(0.18)		(0.14)	(0.08)

Net asset value, end of year	$8.01	$9.91	$7.89		$8.06	$8.19

Total return	(17.70)%	27.24%	0.08%		0.08%	(5.17)%

Ratio and supplemental data:
Net assets end of year (000’s)	$346,289	$433,218	$217,079		$256,000	$272,525
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	1.00%	1.02%		1.02%	1.02%
Including waiver and/or reimbursement and recapture	0.93%	1.00%	1.00	%(B)	1.02%	1.02%
Net investment income (loss) to average net assets	1.60%	1.12%	1.56	%(B)	1.36%	1.67%
Portfolio turnover rate	131%	13%	16%		17%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$9.73	$7.75	$7.92		$8.06	$8.59

Investment operations:
Net investment income (loss) (A)	0.13	0.09	0.10	(B)	0.09	0.12
Net realized and unrealized gain (loss)	(1.86)	1.99	(0.11)		(0.11)	(0.58)

Total investment operations	(1.73)	2.08	(0.01)		(0.02)	(0.46)

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.10)	(0.10)		(0.12)	(0.07)
Net realized gains	(0.05)	—	(0.06)		—	—

Total dividends and/or distributions to shareholders	(0.14)	(0.10)	(0.16)		(0.12)	(0.07)

Net asset value, end of year	$7.86	$9.73	$7.75		$7.92	$8.06

Total return	(17.95)%	26.98%	(0.13)%		(0.24)%	(5.41)%

Ratio and supplemental data:
Net assets end of year (000’s)	$95,537	$145,400	$102,939		$100,677	$72,777
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.25%	1.27%		1.27%	1.27%
Including waiver and/or reimbursement and recapture	1.18%	1.25%	1.25	%(B)	1.27%	1.27%
Net investment income (loss) to average net assets	1.42%	1.06%	1.27	%(B)	1.04%	1.39%
Portfolio turnover rate	131%	13%	16%		17%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2018, Transamerica MFS International Equity VP changed its name to Transamerica Greystone International Growth VP (the “Portfolio”). The Portfolio is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK FACTORS (continued)

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective May 1, 2018
First $500 million	0.770%
Over $500 million up to $1 billion	0.760
Over $1 billion up to $2 billion	0.710
Over $2 billion up to $3 billion	0.695
Over $3 billion	0.680
Prior to May 1, 2018
First $500 million	0.905
Over $500 million up to $1 billion	0.880
Over $1 billion up to $1.5 billion	0.830
Over $1.5 billion up to $2 billion	0.805
Over $2 billion	0.780

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	1.13%	May 1, 2019
Service Class	1.38	May 1, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Portfolios for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolios’ operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2018, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 39,908	$ 1,730,464	$ 961,380

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 686,216,978	$ —	$ 725,520,349	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment company un-reversed inclusions. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses and paydown gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 519,088,645	$ 4,815,717	$ (89,337,801)	$ (84,522,084)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,039,036	$ 2,700,092	$ —	$ 4,892,091	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,182,163	$ 75,827,128	$ —	$ —	$ —	$ (84,490,403)

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Greystone International Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Greystone International Growth VP (formerly Transamerica MFS International Equity VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Greystone International Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,700,092 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 13,118,093	$ 1,055,548

Transamerica Series Trust	Annual Report 2018

TRANSAMERICA GREYSTONE INTERNATIONAL GROWTH VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(Unaudited)

On November 1, 2018, The Toronto-Dominion Bank (“TD”) acquired Greystone Capital Management Inc., the parent company of Greystone Managed Investments Inc. (“Greystone”). This transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Greystone, resulting in its automatic termination.

In anticipation of the closing of the transaction, the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”), at a meeting held on September 12-13, 2018, considered the continued retention of Greystone as the sub-adviser to Transamerica Greystone International Growth VP (the “Portfolio”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between TAM and Greystone, with respect to the Portfolio (the “New Sub-Advisory Agreement”), were reasonable and in the best interests of the Portfolio and its investors. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Sub-Advisory Agreement to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members had requested and received from TAM and Greystone certain materials and information in advance of their meeting at which the New Sub-Advisory Agreement was approved. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that Greystone would remain the sub-adviser to the Portfolio and that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolio and its investors, including compliance services;

(b)        that Greystone expects to retain the same investment processes, key personnel and support systems following the transaction;

(c)        that Greystone believes that its business, clients and employees will benefit from the transaction, and that the transaction will result in Greystone receiving the support and resources of a global organization;

(d)        that Greystone believes it will gain the strength of a broader and deeper investment management team through the combined resources of TD;

(e)        that Greystone is an experienced and respected asset management firm and TAM believes that Greystone will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of Greystone, its investment personnel, and the sub-advisory services Greystone provides to the Portfolio; and

(f)        that the New Sub-Advisory Agreement will not result in any change in the rate of sub-advisory fees payable by TAM to Greystone.

In approving the New Sub-Advisory Agreement, the Board Members also relied, as to Greystone’s services, fees, profitability and fallout benefits, on their prior deliberations in initially approving the sub-advisory agreement, in December of 2017, as supplemented by the new information concerning the transaction. With respect to other matters, such as TAM’s profitability in operating the Portfolio with Greystone as its sub-adviser, they relied in part upon their prior deliberations in approving the continuance of the management agreement with TAM in June of 2018.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement was in the best interests of the Portfolio and its investors and unanimously approved the New Sub-Advisory Agreement to take effect upon the closing of the transaction.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

(unaudited)

MARKET ENVIRONMENT

Global equity markets opened the first month of 2018 with an acceleration of positive momentum following up on what was the strongest year for global equity markets since 2009. By the end of the first quarter, regional equity markets emerged from one of the most volatile quarters in two years mostly in negative territory with a more uncertain trajectory for the balance of 2018. Though much of the negative news that drove market volatility emanated from the U.S., the U.S. fared better than other developed markets in local terms.

Developed market equities provided U.S. based investors a modest gain for the first half of 2018, led by U.S. equities. European shares managed small gains in local terms but fared worst among the developed markets. The euro slipped in the second quarter of 2018 driven by heightened political uncertainty in Italy at the end of May and more dovish than expected ECB guidance on interest rates following the June 14th governing council meeting. European economic performance also underwhelmed in the first half of 2018. Shares in the Asia-Pacific region also underperformed the developed markets. The fourth quarter was not especially kind to European equities although, in a departure from recent trends, European equities did marginally outperform U.S. stocks, especially on a local currency basis. In continental Europe signs of somewhat sluggish growth weighed on the region and also contributed to a change in commentary from the European Central Bank.

PERFORMANCE

For the year ended December 31, 2018, Transamerica International Equity Index VP, Service Class returned -14.23%. By comparison, its benchmark, the MSCI EAFE Index, returned -13.36%.

STRATEGY REVIEW

The investment objective of Transamerica International Equity Index VP Portfolio, is to seek to track the investment results of the MSCI EAFE Index, an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada. The Transamerica International Equity Index VP Portfolio underperformed its benchmark for the year ended December 31, 2018. The primary drivers of Portfolio performance during the year were slight mismatches in security weightings versus the Index, dividend tax withholding differences and transaction costs.

On an individual security level, the top positive contributors to the Portfolio’s performance during the reporting period were GlaxoSmithKline PLC, Toshiba Corp. and Fujitsu, Ltd. The top negative contributors to the Portfolio’s performance during the reporting period were British American Tobacco PLC, Bayer AG and BASF SE.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feehily, CFA

Dwayne Hancock, CFA

Keith Richardson

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.1%
Preferred Stocks	0.6
Right	0.0 *
Net Other Assets (Liabilities) ^	2.3
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	10 Years or Since Inception Date of Class		Inception Date
Initial Class	N/A	(17.43	)%(A)	01/12/2018
Service Class	(14.23)%	(2.64)%		05/01/2017
MSCI EAFE Index (B)	(13.36)%	(0.74)%

(A) Not annualized.

(B) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$885.20	$0.86	$1,024.30	$0.92	0.18%
Service Class	1,000.00	883.80	2.04	1,023.00	2.19	0.43

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 97.1%
Australia - 6.6%
AGL Energy, Ltd.	1,059	$ 15,366
Alumina, Ltd.	2,812	4,555
Amcor, Ltd.	1,693	15,800
AMP, Ltd.	4,669	8,057
APA Group	1,633	9,777
Aristocrat Leisure, Ltd.	737	11,337
ASX, Ltd.	308	13,003
Aurizon Holdings, Ltd.	2,751	8,293
AusNet Services	4,586	5,023
Australia & New Zealand Banking Group, Ltd.	4,434	76,391
Bank of Queensland, Ltd.	662	4,523
Bendigo & Adelaide Bank, Ltd.	896	6,810
BHP Group, Ltd.	4,551	109,724
BlueScope Steel, Ltd.	767	5,921
Boral, Ltd.	1,731	6,023
Brambles, Ltd.	2,297	16,422
Caltex Australia, Ltd.	288	5,169
Challenger, Ltd.	812	5,428
CIMIC Group, Ltd.	164	5,014
Coca-Cola Amatil, Ltd.	1,220	7,038
Cochlear, Ltd.	69	8,435
Coles Group, Ltd. (A)	1,745	14,429
Commonwealth Bank of Australia	2,798	142,664
Computershare, Ltd.	637	7,713
Crown Resorts, Ltd.	641	5,355
CSL, Ltd.	693	90,379
Dexus, REIT	1,764	13,195
Domino’s Pizza Enterprises, Ltd.	103	2,949
Flight Centre Travel Group, Ltd.	90	2,721
Fortescue Metals Group, Ltd.	2,524	7,449
Goodman Group, REIT	2,377	17,797
GPT Group, REIT	3,094	11,637
Harvey Norman Holdings, Ltd.	895	1,992
Incitec Pivot, Ltd.	2,924	6,755
Insurance Australia Group, Ltd.	3,519	17,350
LendLease Group	741	6,070
Macquarie Group, Ltd.	494	37,805
Medibank Pvt, Ltd.	3,546	6,419
Mirvac Group, REIT	4,565	7,202
National Australia Bank, Ltd.	4,347	73,698
Newcrest Mining, Ltd.	1,087	16,691
Oil Search, Ltd.	1,830	9,229
Orica, Ltd.	677	8,226
Origin Energy, Ltd. (A)	3,012	13,726
QBE Insurance Group, Ltd.	2,138	15,210
Ramsay Health Care, Ltd.	186	7,563
REA Group, Ltd.	98	5,107
Santos, Ltd.	3,006	11,603
Scentre Group, REIT	7,714	21,190
SEEK, Ltd.	597	7,115
Sonic Healthcare, Ltd.	718	11,181
South32, Ltd.	8,152	19,235
Stockland, REIT	4,445	11,021
Suncorp Group, Ltd.	1,894	16,849
Sydney Airport	1,310	6,210
Tabcorp Holdings, Ltd.	2,407	7,273
Telstra Corp., Ltd.	6,103	12,251
TPG Telecom, Ltd.	570	2,585

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Transurban Group	4,250	$ 34,874
Treasury Wine Estates, Ltd.	1,263	13,166
Vicinity Centres, REIT	4,488	8,219
Washington H Soul Pattinson & Co., Ltd.	164	2,875
Wesfarmers, Ltd.	1,745	39,601
Westpac Banking Corp.	5,464	96,368
Woodside Petroleum, Ltd.	1,438	31,723
Woolworths Group, Ltd.	2,017	41,796
WorleyParsons, Ltd.	489	3,933

		1,296,508

Austria - 0.2%
Andritz AG	84	3,858
Erste Group Bank AG (A)	472	15,650
OMV AG	232	10,132
Raiffeisen Bank International AG	269	6,864
Verbund AG	104	4,452
voestalpine AG	151	4,504

		45,460

Belgium - 0.9%
Ageas	312	14,049
Anheuser-Busch InBev SA	1,167	77,150
Colruyt SA	90	6,418
Groupe Bruxelles Lambert SA	139	12,116
KBC Group NV	411	26,691
Proximus SADP	287	7,767
Solvay SA	101	10,105
Telenet Group Holding NV	47	2,186
UCB SA	179	14,623
Umicore SA	264	10,544

		181,649

Chile - 0.0% (B)
Antofagasta PLC	773	7,717

China - 0.1%
BeiGene, Ltd., ADR (A)	100	14,026
Minth Group, Ltd.	1,000	3,225
Yangzijiang Shipbuilding Holdings, Ltd.	6,500	5,961

		23,212

Denmark - 1.7%
AP Moller - Maersk A/S, Class A	6	7,119
AP Moller - Maersk A/S, Class B	12	15,095
Carlsberg A/S, Class B	156	16,595
Chr Hansen Holding A/S	123	10,918
Coloplast A/S, Class B	168	15,627
Danske Bank A/S	1,026	20,369
DSV A/S	274	18,096
Genmab A/S (A)	82	13,482
H. Lundbeck A/S	89	3,917
ISS A/S	215	6,019
Novo Nordisk A/S, Class B	2,889	132,683
Novozymes A/S, Class B	300	13,405
Orsted A/S (C)	274	18,335
Pandora A/S	194	7,920
Tryg A/S	137	3,455
Vestas Wind Systems A/S	310	23,467
William Demant Holding A/S (A)	129	3,673

		330,175

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Finland - 1.2%
Elisa OYJ	200	$ 8,284
Fortum OYJ	757	16,570
Kone OYJ, Class B	504	24,062
Metso OYJ	140	3,678
Neste OYJ	197	15,252
Nokia OYJ	8,783	50,986
Nokian Renkaat OYJ	215	6,603
Nordea Bank Abp	4,771	40,163
Orion OYJ, Class B	162	5,636
Sampo OYJ, Class A	756	33,506
Stora Enso OYJ, Class R	747	8,661
UPM-Kymmene OYJ	776	19,644
Wartsila OYJ Abp	643	10,264

		243,309

France - 10.6%
Accor SA	309	13,138
Aeroports de Paris	42	7,964
Air Liquide SA	657	81,637
Airbus SE	891	85,712
Alstom SA	285	11,517
Amundi SA (C)	90	4,760
Arkema SA	79	6,785
Atos SE	122	9,992
AXA SA	2,973	64,236
BioMerieux	37	2,438
BNP Paribas SA	1,744	78,878
Bollore SA	1,026	4,114
Bouygues SA	339	12,173
Bureau Veritas SA	497	10,133
Capgemini SE	234	23,272
Carrefour SA	808	13,803
Casino Guichard Perrachon SA	102	4,247
Cie de Saint-Gobain	725	24,226
Cie Generale des Etablissements Michelin SCA	273	27,119
CNP Assurances	203	4,308
Covivio, REIT	49	4,727
Credit Agricole SA	1,820	19,664
Danone SA	944	66,528
Dassault Aviation SA	3	4,159
Dassault Systemes SE	209	24,832
Edenred	351	12,913
Eiffage SA	128	10,700
Electricite de France SA	858	13,566
Engie SA	2,865	41,114
EssilorLuxottica SA	440	55,681
Eurazeo SE	66	4,673
Eutelsat Communications SA	235	4,632
Faurecia SA	98	3,713
Gecina SA, REIT	58	7,509
Getlink SE	652	8,763
Hermes International	44	24,440
ICADE, REIT	67	5,105
Iliad SA	37	5,200
Imerys SA	59	2,838
Ingenico Group SA	91	5,165
Ipsen SA	63	8,146
JCDecaux SA	76	2,135

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Kering SA	121	$ 57,062
Klepierre SA, REIT	371	11,460
L’Oreal SA	387	89,213
Legrand SA	388	21,916
LVMH Moet Hennessy Louis Vuitton SE	442	130,758
Natixis SA	1,188	5,607
Orange SA	3,061	49,644
Pernod Ricard SA	330	54,181
Peugeot SA	857	18,308
Publicis Groupe SA	318	18,247
Remy Cointreau SA	22	2,494
Renault SA	330	20,625
Rexel SA	604	6,436
Safran SA	528	63,762
Sanofi	1,790	155,171
Sartorius Stedim Biotech	42	4,203
Schneider Electric SE	849	58,092
SCOR SE	288	13,001
SEB SA	38	4,911
Societe BIC SA	43	4,392
Societe Generale SA	1,181	37,644
Sodexo SA	139	14,254
Suez	480	6,341
Teleperformance	88	14,075
Thales SA	171	19,984
TOTAL SA	3,811	201,643
Ubisoft Entertainment SA (A)	117	9,448
Unibail-Rodamco SE (A)	1,861	14,026
Unibail-Rodamco-Westfield, REIT	123	19,082
Valeo SA	429	12,539
Veolia Environnement SA	837	17,219
Vinci SA	779	64,281
Vivendi SA	1,674	40,815
Wendel SA	53	6,358

		2,093,847

Germany - 8.0%
1&1 Drillisch AG	54	2,758
adidas AG	288	60,189
Allianz SE	683	137,252
Axel Springer SE	68	3,853
BASF SE	1,406	97,933
Bayer AG	1,427	99,246
Bayerische Motoren Werke AG	528	42,823
Beiersdorf AG	146	15,228
Brenntag AG	251	10,956
Commerzbank AG (A)	1,533	10,179
Continental AG	175	24,366
Covestro AG (C)	272	13,471
Daimler AG	1,393	73,432
Delivery Hero SE (A) (C)	97	3,621
Deutsche Bank AG	2,900	23,128
Deutsche Boerse AG	280	33,475
Deutsche Lufthansa AG	303	6,843
Deutsche Post AG	1,558	42,548
Deutsche Telekom AG	5,105	86,768
Deutsche Wohnen SE	556	25,410
E.ON SE	3,141	31,006

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Evonik Industries AG	279	$ 6,964
Fraport AG Frankfurt Airport Services Worldwide	52	3,721
Fresenius Medical Care AG & Co. KGaA	324	21,002
Fresenius SE & Co. KGaA	619	29,919
GEA Group AG	226	5,818
Hannover Rueck SE	89	11,995
HeidelbergCement AG	244	14,957
Henkel AG & Co. KGaA	139	13,681
HOCHTIEF AG	28	3,781
HUGO BOSS AG	114	7,027
Infineon Technologies AG	1,844	36,920
Innogy SE (A)	209	8,889
KION Group AG	76	3,865
LANXESS AG	128	5,885
Merck KGaA	210	21,616
METRO AG	335	5,155
MTU Aero Engines AG	73	13,257
Muenchener Rueckversicherungs-Gesellschaft AG	234	51,035
OSRAM Licht AG	121	5,266
ProSiebenSat.1 Media SE	414	7,367
Puma SE	13	6,360
RWE AG	757	16,487
SAP SE	1,562	155,028
Siemens AG	1,216	135,707
Siemens Healthineers AG (A) (C)	215	8,984
Symrise AG	175	12,966
Telefonica Deutschland Holding AG	1,061	4,176
thyssenkrupp AG	639	10,977
TUI AG	766	10,989
Uniper SE	368	9,493
United Internet AG	146	6,390
Volkswagen AG	49	7,839
Vonovia SE	781	35,207
Wirecard AG	173	26,080
Zalando SE (A) (C)	183	4,728

		1,574,016

Hong Kong - 3.7%
AIA Group, Ltd.	19,200	159,377
ASM Pacific Technology, Ltd.	300	2,891
Bank of East Asia, Ltd.	2,258	7,180
BOC Hong Kong Holdings, Ltd.	5,500	20,439
CK Asset Holdings, Ltd.	4,000	29,270
CK Hutchison Holdings, Ltd.	4,000	38,414
CK Infrastructure Holdings, Ltd.	1,000	7,573
CLP Holdings, Ltd.	2,500	28,255
Dairy Farm International Holdings, Ltd.	500	4,525
Galaxy Entertainment Group, Ltd.	4,000	25,439
Hang Lung Group, Ltd.	1,000	2,546
Hang Lung Properties, Ltd.	3,000	5,716
Hang Seng Bank, Ltd.	1,200	26,941
Henderson Land Development Co., Ltd.	2,210	11,007
HK Electric Investments & HK Electric Investments, Ltd.	4,500	4,540
HKT Trust & HKT, Ltd.	8,000	11,524
Hong Kong & China Gas Co., Ltd.	13,910	28,777
Hong Kong Exchanges & Clearing, Ltd.	1,917	55,474

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hongkong Land Holdings, Ltd.	2,000	$ 12,600
Hysan Development Co., Ltd.	1,000	4,757
Jardine Matheson Holdings, Ltd.	300	20,874
Jardine Strategic Holdings, Ltd.	400	14,684
Kerry Properties, Ltd.	500	1,708
Link REIT	3,200	32,407
Melco Resorts & Entertainment, Ltd., ADR	300	5,286
MTR Corp., Ltd.	2,515	13,233
New World Development Co., Ltd.	10,114	13,381
NWS Holdings, Ltd.	2,000	4,102
PCCW, Ltd.	7,000	4,032
Power Assets Holdings, Ltd.	2,000	13,920
Shangri-La Asia, Ltd.	2,000	2,963
Sino Land Co., Ltd.	6,255	10,720
SJM Holdings, Ltd.	4,000	3,729
Sun Hung Kai Properties, Ltd.	2,350	33,492
Swire Pacific, Ltd., Class A	1,000	10,561
Swire Properties, Ltd.	1,200	4,214
Techtronic Industries Co., Ltd.	2,500	13,281
WH Group, Ltd. (C)	12,500	9,626
Wharf Holdings, Ltd.	1,300	3,387
Wharf Real Estate Investment Co., Ltd.	2,300	13,761
Wheelock & Co., Ltd.	1,000	5,715
Yue Yuen Industrial Holdings, Ltd.	1,000	3,199

		725,520

Ireland - 0.6%
AerCap Holdings NV (A)	200	7,920
AIB Group PLC	1,173	4,946
Bank of Ireland Group PLC	1,652	9,199
CRH PLC	1,251	33,110
DCC PLC	113	8,620
James Hardie Industries PLC, CDI	808	8,605
Kerry Group PLC, Class A	228	22,596
Kingspan Group PLC	233	9,979
Paddy Power Betfair PLC	144	11,821
Ryanair Holdings PLC, ADR (A)	38	2,711
Smurfit Kappa Group PLC	358	9,541

		129,048

Isle of Man - 0.0% (B)
GVC Holdings PLC	829	7,122

Israel - 0.6%
Azrieli Group, Ltd.	79	3,771
Bank Hapoalim BM	1,478	9,348
Bank Leumi Le-Israel BM	2,428	14,675
Bezeq Israeli Telecommunication Corp., Ltd.	4,051	3,954
Check Point Software Technologies, Ltd. (A)	250	25,663
Elbit Systems, Ltd.	22	2,523
Israel Chemicals, Ltd.	877	4,972
Mizrahi Tefahot Bank, Ltd.	232	3,918
Nice, Ltd. (A)	97	10,434
Teva Pharmaceutical Industries, Ltd., ADR (A)	1,415	21,819
Wix.com, Ltd. (A)	100	9,034

		110,111

Italy - 1.9%
Assicurazioni Generali SpA	1,803	30,135
Atlantia SpA	807	16,701

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Davide Campari-Milano SpA	969	$ 8,206
Enel SpA	12,876	74,645
Eni SpA	3,913	61,814
Ferrari NV	190	18,906
Intesa Sanpaolo SpA	23,252	51,773
Leonardo SpA	693	6,105
Mediobanca Banca di Credito Finanziario SpA	1,036	8,766
Moncler SpA	287	9,551
Pirelli & C SpA (A) (C)	452	2,905
Poste Italiane SpA (C)	562	4,507
Prysmian SpA	285	5,545
Recordati SpA	139	4,814
Snam SpA	3,239	14,182
Telecom Italia SpA (A)	18,294	10,128
Telecom Italia SpA	9,060	4,345
Terna Rete Elettrica Nazionale SpA	1,950	11,074
UniCredit SpA	3,154	35,725

		379,827

Japan - 23.7%
ABC-Mart, Inc.	100	5,538
Acom Co., Ltd.	600	1,952
Aeon Co., Ltd.	900	17,591
AEON Financial Service Co., Ltd.	200	3,548
Aeon Mall Co., Ltd.	200	3,186
AGC, Inc.	300	9,325
Air Water, Inc.	200	3,014
Aisin Seiki Co., Ltd.	200	6,875
Ajinomoto Co., Inc.	700	12,438
Alfresa Holdings Corp.	200	5,098
Alps Electric Co., Ltd.	300	5,817
Amada Holdings Co., Ltd.	500	4,488
ANA Holdings, Inc.	100	3,590
Aozora Bank, Ltd.	100	2,981
Asahi Group Holdings, Ltd.	500	19,377
Asahi Intecc Co., Ltd.	100	4,231
Asahi Kasei Corp.	1,917	19,675
Asics Corp.	200	2,540
Astellas Pharma, Inc.	2,900	37,052
Bandai Namco Holdings, Inc.	300	13,470
Bank of Kyoto, Ltd.	100	4,110
Benesse Holdings, Inc.	100	2,544
Bridgestone Corp.	900	34,529
Brother Industries, Ltd.	300	4,440
Calbee, Inc.	100	3,123
Canon, Inc.	1,500	41,274
Casio Computer Co., Ltd.	300	3,557
Central Japan Railway Co.	200	42,197
Chiba Bank, Ltd.	1,000	5,571
Chubu Electric Power Co., Inc.	900	12,789
Chugai Pharmaceutical Co., Ltd.	300	17,400
Chugoku Electric Power Co., Inc.	400	5,198
Coca-Cola Bottlers Japan Holdings, Inc.	200	5,964
Concordia Financial Group, Ltd.	1,900	7,260
Credit Saison Co., Ltd.	200	2,343
CyberAgent, Inc.	100	3,866
Dai Nippon Printing Co., Ltd.	300	6,262
Dai-ichi Life Holdings, Inc.	1,500	23,294
Daicel Corp.	600	6,159

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Daifuku Co., Ltd.	200	$ 9,068
Daiichi Sankyo Co., Ltd.	900	28,787
Daikin Industries, Ltd.	400	42,502
Daito Trust Construction Co., Ltd.	117	16,018
Daiwa House Industry Co., Ltd.	900	28,709
Daiwa House REIT Investment Corp.	2	4,480
Daiwa Securities Group, Inc.	2,000	10,151
DeNA Co., Ltd.	200	3,336
Denso Corp.	700	30,987
Dentsu, Inc.	300	13,398
Don Quijote Holdings Co., Ltd.	200	12,365
East Japan Railway Co.	500	44,155
Eisai Co., Ltd.	400	30,968
Electric Power Development Co., Ltd.	300	7,119
FamilyMart UNY Holdings Co., Ltd.	100	12,585
FANUC Corp.	300	45,528
Fast Retailing Co., Ltd.	100	51,074
Fuji Electric Co., Ltd.	200	5,891
FUJIFILM Holdings Corp.	600	23,259
Fujitsu, Ltd.	300	18,701
Fukuoka Financial Group, Inc.	200	4,055
Hakuhodo DY Holdings, Inc.	400	5,708
Hamamatsu Photonics KK	200	6,703
Hankyu Hanshin Holdings, Inc.	300	9,974
Hino Motors, Ltd.	500	4,708
Hirose Electric Co., Ltd.	100	9,783
Hisamitsu Pharmaceutical Co., Inc.	100	5,520
Hitachi Chemical Co., Ltd.	200	3,009
Hitachi Construction Machinery Co., Ltd.	100	2,340
Hitachi High-Technologies Corp.	100	3,131
Hitachi Metals, Ltd.	100	1,040
Hitachi, Ltd.	1,400	37,114
Honda Motor Co., Ltd.	2,600	68,497
Hoshizaki Corp.	100	6,068
Hoya Corp.	600	36,180
Hulic Co., Ltd.	500	4,468
Idemitsu Kosan Co., Ltd.	200	6,505
IHI Corp.	300	8,263
Iida Group Holdings Co., Ltd.	200	3,464
Inpex Corp.	1,700	15,063
Isetan Mitsukoshi Holdings, Ltd.	400	4,420
Isuzu Motors, Ltd.	800	11,222
ITOCHU Corp.	2,100	35,664
J. Front Retailing Co., Ltd.	400	4,578
Japan Airlines Co., Ltd.	100	3,544
Japan Airport Terminal Co., Ltd.	100	3,457
Japan Exchange Group, Inc.	800	12,904
Japan Post Bank Co., Ltd.	700	7,707
Japan Post Holdings Co., Ltd.	2,300	26,556
Japan Prime Realty Investment Corp., REIT	1	3,797
Japan Real Estate Investment Corp., REIT	2	11,229
Japan Retail Fund Investment Corp., REIT	3	5,987
Japan Tobacco, Inc.	1,700	40,394
JFE Holdings, Inc.	800	12,743
JGC Corp.	300	4,222
JSR Corp.	200	3,002
JTEKT Corp.	500	5,530
JXTG Holdings, Inc.	4,800	24,929

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Kajima Corp.	800	$ 10,746
Kakaku.com, Inc.	200	3,538
Kamigumi Co., Ltd.	200	4,092
Kaneka Corp.	200	7,162
Kansai Electric Power Co., Inc.	1,100	16,496
Kansai Paint Co., Ltd.	300	5,762
Kao Corp.	800	59,214
Kawasaki Heavy Industries, Ltd.	300	6,402
KDDI Corp.	2,800	66,906
Keihan Holdings Co., Ltd.	200	8,149
Keikyu Corp.	200	3,268
Keio Corp.	200	11,639
Keisei Electric Railway Co., Ltd.	300	9,399
Keyence Corp.	136	68,741
Kikkoman Corp.	200	10,703
Kintetsu Group Holdings Co., Ltd.	200	8,691
Kirin Holdings Co., Ltd.	1,200	25,022
Kobayashi Pharmaceutical Co., Ltd.	100	6,782
Kobe Steel, Ltd.	500	3,466
Koito Manufacturing Co., Ltd.	200	10,319
Komatsu, Ltd.	1,500	32,235
Konami Holdings Corp.	100	4,394
Konica Minolta, Inc.	800	7,201
Kubota Corp.	1,600	22,742
Kuraray Co., Ltd.	300	4,219
Kurita Water Industries, Ltd.	100	2,421
Kyocera Corp.	500	24,993
Kyowa Hakko Kirin Co., Ltd.	300	5,669
Kyushu Electric Power Co., Inc.	600	7,145
Kyushu Railway Co.	300	10,150
Lawson, Inc.	100	6,325
LINE Corp. (A)	100	3,415
Lion Corp.	300	6,200
LIXIL Group Corp.	300	3,719
M3, Inc.	600	8,083
Makita Corp.	300	10,655
Marubeni Corp.	2,300	16,138
Marui Group Co., Ltd.	300	5,814
Maruichi Steel Tube, Ltd.	100	3,137
Mazda Motor Corp.	700	7,196
McDonald’s Holdings Co. Japan, Ltd.	100	4,248
Mebuki Financial Group, Inc.	300	793
Medipal Holdings Corp.	400	8,558
MEIJI Holdings Co., Ltd.	231	18,826
Minebea Mitsumi, Inc.	600	8,652
MISUMI Group, Inc.	400	8,427
Mitsubishi Chemical Holdings Corp.	1,900	14,354
Mitsubishi Corp.	2,200	60,316
Mitsubishi Electric Corp.	2,600	28,672
Mitsubishi Estate Co., Ltd.	1,900	29,894
Mitsubishi Gas Chemical Co., Inc.	400	5,992
Mitsubishi Heavy Industries, Ltd.	500	17,941
Mitsubishi Materials Corp.	100	2,635
Mitsubishi Motors Corp.	800	4,357
Mitsubishi Tanabe Pharma Corp.	300	4,331
Mitsubishi UFJ Financial Group, Inc.	18,100	88,829
Mitsubishi UFJ Lease & Finance Co., Ltd.	800	3,834
Mitsui & Co., Ltd.	2,500	38,408

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Mitsui Chemicals, Inc.	300	$ 6,773
Mitsui Fudosan Co., Ltd.	1,400	31,097
Mitsui O.S.K. Lines, Ltd.	100	2,164
Mizuho Financial Group, Inc.	38,400	59,414
MonotaRO Co., Ltd.	200	4,930
MS&AD Insurance Group Holdings, Inc.	700	19,898
Murata Manufacturing Co., Ltd.	300	40,425
Nabtesco Corp.	100	2,165
Nagoya Railroad Co., Ltd.	200	5,267
NEC Corp.	400	11,894
Nexon Co., Ltd. (A)	500	6,455
NGK Insulators, Ltd.	300	4,066
NGK Spark Plug Co., Ltd.	300	5,939
NH Foods, Ltd.	200	7,518
Nidec Corp.	350	39,601
Nikon Corp.	600	8,937
Nintendo Co., Ltd.	200	53,108
Nippon Building Fund, Inc., REIT	2	12,594
Nippon Electric Glass Co., Ltd.	100	2,450
Nippon Express Co., Ltd.	100	5,555
Nippon Paint Holdings Co., Ltd.	200	6,814
Nippon Prologis REIT, Inc.	2	4,221
Nippon Steel & Sumitomo Metal Corp.	1,200	20,617
Nippon Telegraph & Telephone Corp.	1,100	44,879
Nippon Yusen KK	200	3,058
Nissan Chemical Corp.	200	10,437
Nissan Motor Co., Ltd.	3,400	27,198
Nisshin Seifun Group, Inc.	200	4,119
Nissin Foods Holdings Co., Ltd.	100	6,266
Nitori Holdings Co., Ltd.	100	12,524
Nitto Denko Corp.	300	15,046
Nomura Holdings, Inc.	5,200	19,706
Nomura Real Estate Holdings, Inc.	200	3,668
Nomura Real Estate Master Fund, Inc., REIT	5	6,579
Nomura Research Institute, Ltd.	200	7,417
NSK, Ltd.	600	5,148
NTT Data Corp.	900	9,837
NTT DOCOMO, Inc.	2,000	44,938
Obayashi Corp.	800	7,244
OBIC Co., Ltd.	100	7,719
Odakyu Electric Railway Co., Ltd.	500	10,995
OJI Holdings Corp.	1,000	5,109
Olympus Corp.	500	15,292
Omron Corp.	300	10,876
Ono Pharmaceutical Co., Ltd.	500	10,210
Oracle Corp.	100	6,348
Oriental Land Co., Ltd.	300	30,171
ORIX Corp.	2,100	30,685
Osaka Gas Co., Ltd.	400	7,297
Otsuka Corp.	200	5,504
Otsuka Holdings Co., Ltd.	600	24,519
Panasonic Corp.	3,400	30,544
Park24 Co., Ltd.	200	4,404
Persol Holdings Co., Ltd.	200	2,967
Pigeon Corp.	200	8,531
Pola Orbis Holdings, Inc.	100	2,695
Rakuten, Inc. (A)	1,200	8,050
Recruit Holdings Co., Ltd.	1,800	43,486

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Renesas Electronics Corp. (A)	1,100	$ 4,996
Resona Holdings, Inc.	3,400	16,308
Ricoh Co., Ltd.	800	7,818
Rinnai Corp.	100	6,585
Rohm Co., Ltd.	100	6,383
Ryohin Keikaku Co., Ltd.	45	10,925
Sankyo Co., Ltd.	100	3,803
Santen Pharmaceutical Co., Ltd.	600	8,657
SBI Holdings, Inc.	300	5,851
Secom Co., Ltd.	300	24,885
Sega Sammy Holdings, Inc.	300	4,182
Seibu Holdings, Inc.	200	3,479
Seiko Epson Corp.	300	4,190
Sekisui Chemical Co., Ltd.	600	8,919
Sekisui House, Ltd.	800	11,748
Seven & i Holdings Co., Ltd.	1,200	52,146
Seven Bank, Ltd.	1,300	3,711
SG Holdings Co., Ltd.	200	5,201
Sharp Corp.	300	3,004
Shimadzu Corp.	300	5,916
Shimano, Inc.	119	16,775
Shimizu Corp.	900	7,321
Shin-Etsu Chemical Co., Ltd.	600	46,100
Shinsei Bank, Ltd.	200	2,378
Shionogi & Co., Ltd.	400	22,830
Shiseido Co., Ltd.	600	37,577
Shizuoka Bank, Ltd.	1,000	7,795
Showa Denko KK	200	5,939
Showa Shell Sekiyu KK	300	4,156
SMC Corp.	100	30,107
SoftBank Group Corp.	1,300	85,149
Sohgo Security Services Co., Ltd.	100	4,672
Sompo Holdings, Inc.	500	16,985
Sony Corp.	2,000	96,419
Sony Financial Holdings, Inc.	200	3,727
Stanley Electric Co., Ltd.	300	8,392
Subaru Corp.	1,000	21,363
Sumco Corp.	200	2,227
Sumitomo Chemical Co., Ltd.	2,397	11,608
Sumitomo Corp.	1,800	25,540
Sumitomo Dainippon Pharma Co., Ltd.	200	6,378
Sumitomo Electric Industries, Ltd.	1,000	13,243
Sumitomo Heavy Industries, Ltd.	100	2,965
Sumitomo Metal Mining Co., Ltd.	300	8,034
Sumitomo Mitsui Financial Group, Inc.	2,000	65,930
Sumitomo Mitsui Trust Holdings, Inc.	500	18,209
Sumitomo Realty & Development Co., Ltd.	600	21,965
Sumitomo Rubber Industries, Ltd.	200	2,355
Sundrug Co., Ltd.	100	2,978
Suntory Beverage & Food, Ltd.	200	9,031
Suzuken Co., Ltd.	100	5,092
Suzuki Motor Corp.	500	25,206
Sysmex Corp.	300	14,247
T&D Holdings, Inc.	900	10,411
Taiheiyo Cement Corp.	100	3,078
Taisei Corp.	300	12,849
Taisho Pharmaceutical Holdings Co., Ltd.	100	10,037
Taiyo Nippon Sanso Corp.	300	4,877

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Takashimaya Co., Ltd.	500	$ 6,384
Takeda Pharmaceutical Co., Ltd.	1,100	37,284
TDK Corp.	200	14,001
Teijin, Ltd.	400	6,384
Terumo Corp.	500	28,203
THK Co., Ltd.	100	1,868
Tobu Railway Co., Ltd.	200	5,400
Toho Co., Ltd.	100	3,623
Toho Gas Co., Ltd.	200	8,413
Tohoku Electric Power Co., Inc.	700	9,216
Tokio Marine Holdings, Inc.	1,000	47,509
Tokyo Century Corp.	100	4,404
Tokyo Electric Power Co. Holdings, Inc. (A)	2,300	13,662
Tokyo Electron, Ltd.	300	33,772
Tokyo Gas Co., Ltd.	600	15,175
Tokyu Corp.	900	14,707
Tokyu Fudosan Holdings Corp.	800	3,943
Toppan Printing Co., Ltd.	500	7,350
Toray Industries, Inc.	2,200	15,554
Toshiba Corp.	1,000	28,237
Tosoh Corp.	200	2,594
TOTO, Ltd.	200	6,918
Toyo Seikan Group Holdings, Ltd.	300	6,866
Toyo Suisan Kaisha, Ltd.	100	3,482
Toyoda Gosei Co., Ltd.	100	1,969
Toyota Industries Corp.	200	9,210
Toyota Motor Corp.	3,600	208,392
Toyota Tsusho Corp.	400	11,753
Trend Micro, Inc. (A)	200	10,807
Tsuruha Holdings, Inc.	100	8,563
Unicharm Corp.	700	22,639
United Urban Investment Corp., REIT	4	6,195
USS Co., Ltd.	400	6,711
Welcia Holdings Co., Ltd.	100	4,520
West Japan Railway Co.	300	21,195
Yahoo Japan Corp.	4,000	9,951
Yakult Honsha Co., Ltd.	200	14,001
Yamada Denki Co., Ltd.	1,000	4,803
Yamaguchi Financial Group, Inc.	500	4,779
Yamaha Corp.	200	8,508
Yamaha Motor Co., Ltd.	400	7,809
Yamato Holdings Co., Ltd.	500	13,708
Yamazaki Baking Co., Ltd.	200	4,188
Yaskawa Electric Corp.	400	9,778
Yokogawa Electric Corp.	300	5,179
Yokohama Rubber Co., Ltd.	200	3,740
ZOZO, Inc.	300	5,496

		4,680,503

Luxembourg - 0.3%
ArcelorMittal	961	19,973
Aroundtown SA	1,177	9,764
Eurofins Scientific SE	15	5,603
Millicom International Cellular SA, SDR	90	5,695
RTL Group SA	68	3,644
SES SA	489	9,362
Tenaris SA	556	5,976

		60,017

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Macau - 0.1%
MGM China Holdings, Ltd.	1,200	$ 2,014
Sands China, Ltd.	3,200	14,017
Wynn Macau, Ltd.	2,000	4,362

		20,393

Mexico - 0.0% (B)
Fresnillo PLC	276	3,025

Netherlands - 4.6%
ABN AMRO Group NV, CVA (C)	761	17,909
Akzo Nobel NV	363	29,280
ASML Holding NV	652	102,462
EXOR NV	190	10,315
Heineken Holding NV	178	15,041
Heineken NV	372	32,904
ING Groep NV	6,090	65,659
Koninklijke Ahold Delhaize NV	1,872	47,347
Koninklijke DSM NV	284	23,246
Koninklijke KPN NV	5,117	15,009
Koninklijke Philips NV	1,451	51,421
Koninklijke Vopak NV	78	3,546
NN Group NV	509	20,295
NXP Semiconductors NV	531	38,912
QIAGEN NV (A)	373	12,746
Randstad NV	155	7,120
Royal Dutch Shell PLC, Class A	7,302	214,762
Royal Dutch Shell PLC, Class B	5,853	174,569
Wolters Kluwer NV	423	25,037

		907,580

New Zealand - 0.2%
a2 Milk Co., Ltd. (A)	1,372	10,268
Auckland International Airport, Ltd.	1,746	8,414
Fisher & Paykel Healthcare Corp., Ltd.	821	7,164
Fletcher Building, Ltd. (A)	1,208	3,957
Meridian Energy, Ltd.	2,326	5,316
Ryman Healthcare, Ltd.	466	3,359
Spark New Zealand, Ltd.	3,372	9,392

		47,870

Norway - 0.7%
AKER BP ASA	123	3,101
DNB ASA	1,457	23,387
Equinor ASA	1,823	38,670
Gjensidige Forsikring ASA	344	5,381
Marine Harvest ASA	667	14,059
Norsk Hydro ASA	2,342	10,612
Orkla ASA	1,202	9,412
Schibsted ASA, B Shares	119	3,620
Telenor ASA	1,122	21,790
Yara International ASA	203	7,825

		137,857

Portugal - 0.1%
EDP - Energias de Portugal SA	3,751	13,104
Galp Energia SGPS SA	738	11,664
Jeronimo Martins SGPS SA	306	3,625

		28,393

Republic of South Africa - 0.1%
Investec PLC	1,215	6,831
Mondi PLC	541	11,264

		18,095

	Shares	Value
COMMON STOCKS (continued)
Singapore - 1.3%
Ascendas Real Estate Investment Trust	4,700	$ 8,862
CapitaLand Commercial Trust, REIT	5,863	7,528
CapitaLand Mall Trust, REIT	2,300	3,814
CapitaLand, Ltd.	3,800	8,671
City Developments, Ltd.	700	4,170
ComfortDelGro Corp., Ltd.	2,900	4,575
DBS Group Holdings, Ltd.	2,800	48,668
Genting Singapore, Ltd.	7,700	5,508
Golden Agri-Resources, Ltd.	9,700	1,744
Jardine Cycle & Carriage, Ltd.	300	7,781
Keppel Corp., Ltd.	2,000	8,672
Oversea-Chinese Banking Corp., Ltd.	4,576	37,805
SATS, Ltd.	800	2,735
Sembcorp Industries, Ltd.	2,600	4,845
Singapore Airlines, Ltd.	800	5,529
Singapore Exchange, Ltd.	1,000	5,246
Singapore Press Holdings, Ltd.	1,800	3,104
Singapore Technologies Engineering, Ltd.	1,900	4,865
Singapore Telecommunications, Ltd.	11,700	25,152
Suntec Real Estate Investment Trust	4,400	5,746
United Overseas Bank, Ltd.	2,100	37,857
UOL Group, Ltd.	600	2,725
Venture Corp., Ltd.	300	3,071
Wilmar International, Ltd.	3,700	8,470

		257,143

Spain - 3.0%
ACS Actividades de Construccion y Servicios SA	373	14,458
Aena SME SA (C)	109	16,953
Amadeus IT Group SA	652	45,449
Banco Bilbao Vizcaya Argentaria SA	10,148	53,897
Banco de Sabadell SA	7,345	8,420
Banco Santander SA	25,088	114,202
Bankia SA	1,931	5,664
Bankinter SA	805	6,473
CaixaBank SA	4,698	17,031
Enagas SA	437	11,821
Endesa SA	555	12,801
Ferrovial SA	712	14,435
Grifols SA	479	12,568
Iberdrola SA	9,675	77,795
Industria de Diseno Textil SA	1,671	42,790
Mapfre SA	1,487	3,953
Naturgy Energy Group SA	598	15,252
Red Electrica Corp. SA	684	15,278
Repsol SA	2,092	33,749
Siemens Gamesa Renewable Energy SA (A)	301	3,669
Telefonica SA	7,250	60,963

		587,621

Sweden - 2.4%
Alfa Laval AB	368	7,911
Assa Abloy AB, B Shares	1,603	28,705
Atlas Copco AB, A Shares	993	23,691
Atlas Copco AB, B Shares	534	11,701
Boliden AB	438	9,491
Electrolux AB, Series B	247	5,207
Epiroc AB, Class A (A)	1,261	11,985
Epiroc AB, Class B (A)	526	4,695

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Essity AB, Class B	931	$ 22,885
Hennes & Mauritz AB, B Shares	1,292	18,374
Hexagon AB, B Shares	429	19,832
Husqvarna AB, B Shares	425	3,155
ICA Gruppen AB	83	2,965
Industrivarden AB, Class C	330	6,681
Investor AB, B Shares	742	31,531
Kinnevik AB, B Shares	389	9,414
L E Lundbergforetagen AB, B Shares	90	2,658
Lundin Petroleum AB	294	7,342
Sandvik AB	1,643	23,541
Securitas AB, B Shares	521	8,393
Skandinaviska Enskilda Banken AB, Class A	2,344	22,786
Skanska AB, Class B	600	9,567
SKF AB, Class B	477	7,250
Svenska Handelsbanken AB, A Shares	2,525	28,092
Swedbank AB, Class A	1,327	29,660
Swedish Match AB	302	11,889
Tele2 AB, Class B	774	9,871
Telefonaktiebolaget LM Ericsson, B Shares	4,482	39,675
Telia Co. AB	4,439	21,116
Volvo AB, Class B	2,278	29,828

		469,891

Switzerland - 9.1%
ABB, Ltd.	2,868	54,768
Adecco Group AG	273	12,832
Baloise Holding AG	89	12,287
Barry Callebaut AG	4	6,243
Chocoladefabriken Lindt & Spruengli AG	2	12,428
Cie Financiere Richemont SA	800	51,590
Clariant AG (A)	354	6,528
Coca-Cola HBC AG (A)	252	7,876
Credit Suisse Group AG (A)	4,018	43,924
Dufry AG (A)	33	3,142
EMS-Chemie Holding AG	8	3,809
Ferguson PLC	334	21,358
Geberit AG	53	20,639
Givaudan SA	14	32,461
Glencore PLC (A)	17,628	65,462
Julius Baer Group, Ltd. (A)	369	13,150
Keuhne & Nagel International AG	87	11,199
LafargeHolcim, Ltd. (A)	784	32,355
Lonza Group AG (A)	114	29,635
Nestle SA	4,865	394,857
Novartis AG	3,444	294,959
Pargesa Holding SA	52	3,750
Partners Group Holding AG	26	15,817
Roche Holding AG	1,074	266,630
Schindler Holding AG	96	18,885
SGS SA	8	18,008
Sika AG	180	22,864
Sonova Holding AG	82	13,485
STMicroelectronics NV	998	14,276
Straumann Holding AG	18	11,368
Swatch Group AG	140	18,161
Swiss Life Holding AG (A)	57	22,000
Swiss Prime Site AG (A)	138	11,178

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Swiss Re AG	482	$ 44,344
Swisscom AG	42	20,075
Temenos AG (A)	94	11,295
UBS Group AG (A)	5,904	73,642
Vifor Pharma AG	59	6,420
Zurich Insurance Group AG	232	69,157

		1,792,857

United Arab Emirates - 0.0% (B)
NMC Health PLC	113	3,941

United Kingdom - 14.9%
3i Group PLC	1,473	14,520
Admiral Group PLC	346	9,028
Anglo American PLC	1,514	33,728
Ashtead Group PLC	767	16,004
Associated British Foods PLC	588	15,312
AstraZeneca PLC	2,014	150,763
Auto Trader Group PLC (C)	1,724	9,994
Aviva PLC	5,707	27,314
Babcock International Group PLC	278	1,734
BAE Systems PLC	5,012	29,335
Barclays PLC	26,257	50,375
Barratt Developments PLC	1,566	9,238
Berkeley Group Holdings PLC	193	8,558
BHP Group PLC	3,363	70,796
BP PLC	31,747	200,685
British American Tobacco PLC	3,510	111,846
British Land Co. PLC, REIT	1,658	11,268
BT Group PLC	13,275	40,287
Bunzl PLC	492	14,856
Burberry Group PLC	552	12,211
Centrica PLC	8,479	14,579
CNH Industrial NV	1,504	13,589
Coca-Cola European Partners PLC (A)	247	11,388
Coca-Cola European Partners PLC (A)	100	4,585
Compass Group PLC	2,497	52,514
ConvaTec Group PLC (C)	1,709	3,027
Croda International PLC	217	12,958
Diageo PLC	3,765	134,128
Direct Line Insurance Group PLC	1,910	7,759
easyJet PLC	170	2,394
Experian PLC	1,335	32,415
Fiat Chrysler Automobiles NV (A)	1,569	22,622
G4S PLC	2,134	5,357
GlaxoSmithKline PLC	7,588	144,224
Hammerson PLC, REIT	1,118	4,694
Hargreaves Lansdown PLC	510	12,019
HSBC Holdings PLC	31,628	260,785
Imperial Brands PLC	1,521	46,082
Informa PLC	1,846	14,828
InterContinental Hotels Group PLC	299	16,147
International Consolidated Airlines Group SA	1,120	8,880
Intertek Group PLC	261	15,968
ITV PLC	6,169	9,817
J Sainsbury PLC	2,648	8,944
John Wood Group PLC	1,252	8,078
Johnson Matthey PLC	327	11,666
Kingfisher PLC	3,441	9,101

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Land Securities Group PLC, REIT	850	$ 8,715
Legal & General Group PLC	10,065	29,635
Lloyds Banking Group PLC	110,446	72,992
London Stock Exchange Group PLC	441	22,832
Marks & Spencer Group PLC	2,779	8,756
Meggitt PLC	1,318	7,912
Melrose Industries PLC	7,264	15,170
Merlin Entertainments PLC (C)	959	3,881
Micro Focus International PLC	738	13,009
National Grid PLC	5,147	50,134
Next PLC	214	10,886
Pearson PLC	1,294	15,477
Persimmon PLC	415	10,209
Prudential PLC	3,937	70,354
Reckitt Benckiser Group PLC	1,018	78,021
RELX PLC	1,641	33,811
RELX PLC (A)	1,427	29,381
Rio Tinto PLC	1,819	86,480
Rio Tinto, Ltd.	620	34,268
Rolls-Royce Holdings PLC (A)	2,405	25,443
Royal Bank of Scotland Group PLC	6,928	19,136
Royal Mail PLC	1,327	4,602
RSA Insurance Group PLC	1,466	9,597
Sage Group PLC	1,781	13,652
Schroders PLC	239	7,442
Segro PLC, REIT	1,367	10,256
Severn Trent PLC	328	7,590
Smith & Nephew PLC	1,284	23,960
Smiths Group PLC	592	10,292
SSE PLC	1,598	22,028
St. James’s Place PLC	653	7,857
Standard Chartered PLC	4,052	31,468
Standard Life Aberdeen PLC	2,892	9,464
Taylor Wimpey PLC	5,762	10,007
Tesco PLC	14,951	36,227
Unilever NV, CVA	2,454	133,329
Unilever PLC	1,812	94,889
United Utilities Group PLC	1,162	10,904
Vodafone Group PLC	40,864	79,638
Weir Group PLC	293	4,847
Whitbread PLC	278	16,225

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
WM Morrison Supermarkets PLC	2,970	$ 8,073
WPP PLC	1,813	19,564

		2,944,813

United States - 0.5%
Carnival PLC	293	14,053
Shire PLC	1,400	81,549

		95,602

Total Common Stocks (Cost $22,232,866)		19,203,122

PREFERRED STOCKS - 0.6%
Germany - 0.6%
Bayerische Motoren Werke AG, 6.40% (D)	103	7,345
FUCHS PETROLUB SE, 2.38% (D)	93	3,845
Henkel AG & Co. KGaA, 1.87% (D)	285	31,130
Porsche Automobil Holding SE, 3.24% (D)	248	14,585
Sartorius AG, 0.44% (D)	63	7,841
Volkswagen AG, 2.76% (D)	298	47,518

Total Preferred Stocks (Cost $133,852)		112,264

RIGHT - 0.0% (B)
Spain - 0.0% (B)
Repsol SA, (A) Exercise Price $0, Expiration Date 01/09/2019	2,092	959

Total Right (Cost $981)		959

Total Investments (Cost $22,367,699)		19,316,345
Net Other Assets (Liabilities) - 2.3%		446,972

Net Assets - 100.0%		$ 19,763,317

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	Long	6	03/15/2019	$525,722	$514,800	$—	$(10,922)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	10.9%	$2,101,562
Pharmaceuticals	8.2	1,580,309
Oil, Gas & Consumable Fuels	5.8	1,128,869
Insurance	5.5	1,062,168

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Food Products	3.4%	$656,207
Automobiles	3.4	655,243
Chemicals	3.4	649,522
Metals & Mining	3.0	572,280
Diversified Telecommunication Services	2.5	475,711
Machinery	2.4	468,733
Textiles, Apparel & Luxury Goods	2.3	446,689
Capital Markets	2.3	445,144
Beverages	2.3	444,146
Personal Products	2.3	438,927
Real Estate Management & Development	2.1	412,749
Electric Utilities	2.1	403,465
Food & Staples Retailing	1.6	302,262
Equity Real Estate Investment Trusts	1.6	300,542
Wireless Telecommunication Services	1.5	294,955
Hotels, Restaurants & Leisure	1.5	287,516
Industrial Conglomerates	1.5	286,075
Electronic Equipment, Instruments & Components	1.4	272,975
Software	1.4	271,068
Trading Companies & Distributors	1.4	270,279
Aerospace & Defense	1.4	263,057
Electrical Equipment	1.4	262,057
Health Care Equipment & Supplies	1.3	255,576
Professional Services	1.3	252,348
Road & Rail	1.3	246,789
Semiconductors & Semiconductor Equipment	1.3	242,839
Household Durables	1.2	237,743
Biotechnology	1.1	212,004
Tobacco	1.1	210,211
Auto Components	1.1	208,028
Multi-Utilities	1.0	201,135
Household Products	0.9	183,087
Construction & Engineering	0.9	176,791
IT Services	0.9	170,718
Specialty Retail	0.8	154,057
Diversified Financial Services	0.8	149,368
Building Products	0.8	146,013
Media	0.7	140,808
Entertainment	0.6	121,179
Transportation Infrastructure	0.6	113,884
Multiline Retail	0.5	105,721
Construction Materials	0.5	104,923
Commercial Services & Supplies	0.5	102,803
Technology Hardware, Storage & Peripherals	0.5	100,076
Health Care Providers & Services	0.5	95,713
Communications Equipment	0.5	90,661
Gas Utilities	0.4	84,691
Air Freight & Logistics	0.4	70,173
Life Sciences Tools & Services	0.3	52,187
Leisure Products	0.2	46,738
Paper & Forest Products	0.2	44,678
Marine	0.2	38,635
Airlines	0.2	33,491
Containers & Packaging	0.2	32,207
Interactive Media & Services	0.2	32,005
Independent Power & Renewable Electricity Producers	0.1	21,928

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Internet & Direct Marketing Retail	0.1%		$21,895
Water Utilities	0.1		18,494
Energy Equipment & Services	0.1		17,987
Health Care Technology	0.0	(B)	8,083
Consumer Finance	0.0	(B)	7,843
Distributors	0.0	(B)	7,781
Diversified Consumer Services	0.0	(B)	2,544

Investments	100.0		19,316,345

Total Investments	100.0%		$19,316,345

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$129,956	$19,073,166	$—	$19,203,122
Preferred Stocks	—	112,264	—	112,264
Right	—	959	—	959

Total Investments	$129,956	$19,186,389	$—	$19,316,345

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(10,922)	$—	$—	$(10,922)

Total Other Financial Instruments	$(10,922)	$—	$—	$(10,922)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $122,701, representing 0.6% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2018.
(E)	There were no transfers in or out of Level 3 during the period ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $22,367,699)	$19,316,345
Cash	344,548
Cash collateral pledged at broker for:
Futures contracts	29,700
Foreign currency, at value (cost $88,290)	88,427
Receivables and other assets:
Investments sold	12,986
Shares of beneficial interest sold	20,385
Dividends and/or distributions	22,613
Tax reclaims	7,496
Due from investment manager	63,391
Variation margin receivable on futures contracts	262

Total assets	19,906,153

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	2,458
Distribution and service fees	4,011
Transfer agent costs	78
Trustees, CCO and deferred compensation fees	54
Audit and tax fees	14,743
Custody fees	120,955
Legal fees	77
Printing and shareholder reports fees	340
Other accrued expenses	120

Total liabilities	142,836

Net assets	$19,763,317

Net assets consist of:
Capital stock ($0.01 par value)	$20,783
Additional paid-in capital	22,530,309
Total distributable earnings (accumulated losses)	(2,787,775)

Net assets	$19,763,317

Net assets by class:
Initial Class	$1,230,201
Service Class	18,533,116

Shares outstanding:
Initial Class	129,113
Service Class	1,949,185

Net asset value and offering price per share:
Initial Class	$9.53
Service Class	9.51

STATEMENT OF OPERATIONS

For the year ended December 31, 2018 (A)

Investment Income:
Dividend income	$478,958
Interest income	307
Non-cash dividend income	37,616
Withholding taxes on foreign income	(47,007)

Total investment income	469,874

Expenses:
Investment management fees	18,062
Distribution and service fees:
Service Class	40,084
Transfer agency costs
Initial Class	6
Service Class	256
Trustees, CCO and deferred compensation fees	557
Audit and tax fees	45,046
Custody fees	248,500
Legal fees	3,601
Printing and shareholder reports fees	3,364
Other	1,229

Total expenses before waiver and/or reimbursement and recapture	360,705

Expenses waived and/or reimbursed:
Initial Class	(8,470)
Service Class	(284,294)
Recapture of previously waived and/or reimbursed fees:
Initial Class	1,626
Service Class	212

Net expenses	69,779

Net investment income (loss)	400,095

Net realized gain (loss) on:
Investments	(6,236)
Futures contracts	(71,506)
Foreign currency transactions	(13,102)

Net realized gain (loss)	(90,844)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,427,795)
Futures contracts	(11,623)
Translation of assets and liabilities denominated in foreign currencies	(242)

Net change in unrealized appreciation (depreciation)	(3,439,660)

Net realized and change in unrealized gain (loss)	(3,530,504)

Net increase (decrease) in net assets resulting from operations	$(3,130,409)

(A)	Initial Class commenced operations on January 12, 2018.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2018 (A)	December 31, 2017 (B)
From operations:
Net investment income (loss)	$400,095	$40,907
Net realized gain (loss)	(90,844)	32,864
Net change in unrealized appreciation (depreciation)	(3,439,660)	377,459

Net increase (decrease) in net assets resulting from operations	(3,130,409)	451,230

Distributions (C):
Dividends and/or distributions to shareholders:
Initial Class	(2,674)	—
Service Class	(106,066)	—

Total dividends and/or distributions to shareholders	(108,740)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,363,845	—
Service Class	15,096,267	8,486,988

	16,460,112	8,486,988

Dividends and/or distributions reinvested:
Initial Class	2,674	—
Service Class	106,066	—

	108,740	—

Cost of shares redeemed:
Initial Class	(16,954)	—
Service Class	(2,001,169)	(486,481)

	(2,018,123)	(486,481)

Net increase (decrease) in net assets resulting from capital share transactions	14,550,729	8,000,507

Net increase (decrease) in net assets	11,311,580	8,451,737

Net assets:
Beginning of period/year	8,451,737	—

End of period/year	$19,763,317	$8,451,737

Undistributed (distributions in excess of) net investment income (loss) (C)	—	$47,231

Capital share transactions - shares:
Shares issued:
Initial Class	130,443	—
Service Class	1,375,668	804,293

	1,506,111	804,293

Shares reinvested:
Initial Class	250	—
Service Class	9,922	—

	10,172	—

Shares redeemed:
Initial Class	(1,580)	—
Service Class	(194,084)	(46,614)

	(195,664)	(46,614)

Net increase (decrease) in shares outstanding:
Initial Class	129,113	—
Service Class	1,191,506	757,679

	1,320,619	757,679

(A)	Initial Class commenced operations on January 12, 2018.
(B)	Service Class commenced operations on May 1, 2017
(C)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the period ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Initial Class
	December 31, 2018 (A)
Net asset value, beginning of period	$11.61

Investment operations:
Net investment income (loss) (B)	0.19
Net realized and unrealized gain (loss)	(2.21)

Total investment operations	(2.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.04)
Net realized gains	(0.02)

Total dividends and/or distributions to shareholders	(0.06)

Net asset value, end of period	$9.53

Total return	(17.43	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$1,230
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.95	%(D)
Including waiver and/or reimbursement and recapture	0.18	%(D)
Net investment income (loss) to average net assets	1.94	%(D)
Portfolio turnover rate	2	%(C)

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and year indicated:

	Service Class
	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$11.15	$10.00

Investment operations:
Net investment income (loss) (B)	0.26	0.11
Net realized and unrealized gain (loss)	(1.84)	1.04

Total investment operations	(1.58)	1.15

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	—
Net realized gains	(0.02)	—

Total dividends and/or distributions to shareholders	(0.06)	—

Net asset value, end of period/year	$9.51	$11.15

Total return	(14.23)%	11.50	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$18,533	$8,452
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.20%	5.33	%(D)
Including waiver and/or reimbursement and recapture	0.43%	0.43	%(D)
Net investment income (loss) to average net assets	2.45%	1.49	%(D)
Portfolio turnover rate	2%	6	%(C)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Equity Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified in the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(10,922)	$—	$—	$(10,922)
Total	$—	$—	$(10,922)	$—	$—	$(10,922)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(71,506)	$—	$—	$(71,506)
Total	$—	$—	$(71,506)	$—	$—	$(71,506)

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(11,623)	$—	$—	$(11,623)
Total	$—	$—	$(11,623)	$—	$—	$(11,623)

The following is a summary of the ending monthly average volume on derivative activity during the period ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 428,800	$ —

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Index tracking: While an index fund seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), an index fund’s return may not match the return of the index. An index fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, an index fund may not be fully invested at times, generally as a result of cash flows or reserves of cash held by an index fund to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between an index fund’s return and that of its stated index.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.11% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.18%	May 1, 2019
Service Class	0.43	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2017 (A)	2018 (B)	Total
Initial Class	$—	$6,844	$6,844
Service Class	134,306	284,294	418,600

(A)	Service Class commenced operations on May 1, 2017.
(B)	Initial Class commenced operations on January 12, 2018.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the period ended December 31, 2018.

9. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 14,944,911	$ —	$ 375,085	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and passive foreign investment company adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, passive foreign investment company gains and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 22,388,158	$ 236,214	$ (3,308,027)	$ (3,071,813)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 45,205	$ 43,032

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 95,624	$ 13,116	$ —	$ —	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 372,200	$ —	$ (88,237)	$ —	$ —	$ (3,071,738)

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Equity Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Equity Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, and the results of its operations for the year then ended, and the changes in its net assets, and its financial highlights for the year then ended and for the period from May 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica International Equity Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $13,116 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 516,740	$ 38,434

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

While corporate earnings growth was solid, rising U.S. interest rates and global trade tensions weighed on U.S. stocks. In the fourth quarter of 2018, markets fell sharply as trade tensions between the U.S. and China escalated and data suggested a slowing in global economic growth. Within the S&P 500®, health care, utilities and consumer discretionary sectors generated positive returns, while communications services and materials experienced steep losses. Plunging oil prices near the end of 2018 contributed to energy being the worst performer.

The U.S. Federal Reserve (the “Fed”) raised interest rates four times during 2018. Despite a late-period rally in rates as market expectations for the Fed’s ability to hike interest rates in 2019 dramatically decreased, yields ultimately rose across the Treasury curve. The yield on the 10-year note finished December modestly higher from where it stood one year ago. Weakness in equity markets and increasing risk premiums led to a significant widening in credit spreads throughout the year.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Janus Balanced VP, Initial Class returned 0.22%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Aggregate Bond Index, and the Transamerica Janus Balanced VP Blended Benchmark, returned -4.38%, 0.01% and -2.12%, respectively.

STRATEGY REVIEW

The equity-to-fixed-income allocation ended December approximately 56% equity, 43% fixed income and a small allocation to cash.

The Portfolio’s equity sleeve outperformed the S&P 500®. Stock selection in information technology contributed significantly to outperformance. Stock selection in industrials, financials and health care was also strong. Our consumer discretionary and real estate holdings detracted from relative results, as did a zero weight in the relatively strong utilities sector.

Microsoft Corp. led absolute contributors to performance. The company’s fundamentals remain strong and its consistent revenue growth is commendable for a company of its size. It continues to benefit from the secular shift to software as a service, as evidenced by robust demand for its Azure cloud platform and the subscription-based Office 365 suite. Microsoft Corp. raised its dividend over the period and we admire the consistency with which it returns capital to shareholders.

Mastercard, Inc. Class A also contributed. Payments companies continue to benefit as consumers and businesses switch from cash and check to plastic and electronic payments. Mastercard, Inc. Class A is well positioned to benefit from this shift because a majority of its revenues are generated outside of the U.S., where there is lower penetration of card and electronic payments and many markets are experiencing significantly faster electronic purchase volume growth.

Altria Group, Inc. was the leading equity detractor. Cigarette sales volumes have been toward the low end of their historic range, making investors nervous. Negative sentiment also surrounded Altria Group, Inc.’s purchase of a stake in e-cigarette company Juul. While the acquisition was costly, it does not overly hamper Altria Group, Inc.’s balance sheet.

Synchrony Financial also detracted. The stock was challenged by news that the company’s long-standing relationship with Walmart, Inc. would not be renewed. We continue to favor the company for its private-label credit card business, where it has an estimated 40% market share. This business line, in our view, remains stable given the preponderance of long-term contracts with clients.

The Portfolio’s fixed income sleeve underperformed the Bloomberg Barclays US Aggregate Bond Index. Our out-of-index allocation to high-yield corporate credit drove underperformance given dramatic spread widening in the asset class. We seek higher-quality high-yield names, with consistent free-cash-flow generation potential and management teams committed to paying down debt, but even those names were challenged late in the year.

An out-of-index position in Freeport-McMoRan, Inc. was the leading corporate credit detractor from relative returns. A drawn-out dispute surrounding its Grasberg mine in Indonesia weighed on the copper miner earlier in the year. Later, balance sheet improvement progress was overshadowed by fears of a slowdown in China coupled with trade-war uncertainty, given that China consumes a significant portion of the world’s copper. We appreciate the value of Freeport-McMoRan, Inc.’s assets, and remain positive on the company based on its exposure to the secular trend toward greater electrification of vehicles, as well as the opportunity to continue paying down debt.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

Our out-of-index exposure to bank loans further weighed on relative performance amid the period’s risk-off sentiment. Given the Portfolio’s floating-rate structure, the asset class’ lack of duration also proved costly near year-end as market expectations shifted from Fed interest rate hikes continuing over the next three years to potential cuts in 2019.

Positioning in mortgage-backed securities (“MBS”) contributed to the sleeve’s relative performance. The asset class was one of the strongest fixed income segments given its limited credit risk and strong liquidity profile. We reduced investment-grade corporate credit throughout the year, which also proved beneficial amid the general spread widening. Security selection, including our positioning in Anheuser-Busch (not held at year end), further aided results. We exited our position early in the year, as we grew uncomfortable with weakening fundamentals and the fact that its debt pay-down progress was happening at a slower-than-expected pace. We were out of the name well ahead of the dramatic spread widening that followed Moody’s downgrade of the company’s credit rating in the fourth quarter.

Jeremiah Buckley, CFA

Marc Pinto, CFA

Mayur Saigal

Darrell Watters

Co-Portfolio Managers

Janus Capital Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	55.8%
U.S. Government Obligations	15.0
Corporate Debt Securities	11.7
U.S. Government Agency Obligations	10.7
Asset-Backed Securities	2.4
Mortgage-Backed Securities	2.0
Loan Assignments	1.2
Repurchase Agreement	1.2
Master Limited Partnership	0.6
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	0.22%	5.85%	5.79%	07/01/2009
S&P 500® (A)	(4.38)%	8.49%	13.48%
Bloomberg Barclays US Aggregate Bond Index (B)	0.01%	2.52%	3.46%
Transamerica Janus Balanced VP Blended Benchmark (A) (B) (C)	(2.12)%	5.94%	9.09%
Service Class	(0.06)%	5.57%	5.53%	07/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Janus Balanced VP Blended Benchmark is composed of the following benchmarks: 55% S&P 500® and 45% Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio
Initial Class	$1,000.00	$974.40	$3.78	$1,021.40	$3.87	0.76%
Service Class	1,000.00	973.20	5.02	1,020.10	5.14	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 55.8%
Aerospace & Defense - 3.5%
Boeing Co.	62,567	$ 20,177,858
General Dynamics Corp.	81,925	12,879,429

		33,057,287

Air Freight & Logistics - 0.5%
United Parcel Service, Inc., Class B	49,441	4,821,981

Airlines - 0.5%
Delta Air Lines, Inc.	98,175	4,898,932

Automobiles - 0.7%
General Motors Co.	211,362	7,070,059

Banks - 2.3%
Bank of America Corp.	239,322	5,896,894
US Bancorp	350,975	16,039,558

		21,936,452

Biotechnology - 1.1%
AbbVie, Inc.	114,899	10,592,539

Capital Markets - 2.4%
CME Group, Inc.	57,478	10,812,761
Morgan Stanley	73,735	2,923,593
TD Ameritrade Holding Corp.	187,188	9,164,725

		22,901,079

Chemicals - 1.4%
LyondellBasell Industries NV, Class A	156,286	12,996,744

Consumer Finance - 1.3%
American Express Co.	50,921	4,853,790
Synchrony Financial	299,518	7,026,692

		11,880,482

Electronic Equipment, Instruments & Components - 0.6%
Corning, Inc.	172,506	5,211,406

Entertainment - 0.4%
Activision Blizzard, Inc.	42,274	1,968,700
Madison Square Garden Co., Class A (A)	5,152	1,379,191

		3,347,891

Equity Real Estate Investment Trusts - 1.0%
Crown Castle International Corp.	45,608	4,954,397
MGM Growth Properties LLC, Class A	82,746	2,185,322
Outfront Media, Inc.	119,411	2,163,727

		9,303,446

Food & Staples Retailing - 3.2%
Costco Wholesale Corp.	68,573	13,969,006
Kroger Co.	248,313	6,828,607
Sysco Corp.	149,842	9,389,100

		30,186,713

Food Products - 0.5%
Hershey Co.	44,009	4,716,885

Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	146,851	10,621,733
Medtronic PLC	85,523	7,779,172

		18,400,905

Health Care Providers & Services - 0.9%
UnitedHealth Group, Inc.	32,818	8,175,620

Hotels, Restaurants & Leisure - 3.0%
Hilton Worldwide Holdings, Inc.	77,742	5,581,875
McDonald’s Corp.	95,973	17,041,926

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Norwegian Cruise Line Holdings, Ltd. (A)	58,042	$ 2,460,400
Six Flags Entertainment Corp.	53,790	2,992,338

		28,076,539

Household Products - 0.4%
Clorox Co.	22,064	3,400,945

Industrial Conglomerates - 0.4%
Honeywell International, Inc.	30,118	3,979,190

Insurance - 0.5%
Progressive Corp.	82,122	4,954,420

Interactive Media & Services - 2.2%
Alphabet, Inc., Class C (A)	19,885	20,593,105

IT Services - 3.4%
Accenture PLC, Class A	68,659	9,681,606
Mastercard, Inc., Class A	119,711	22,583,480

		32,265,086

Leisure Products - 0.5%
Hasbro, Inc.	53,054	4,310,637

Machinery - 1.3%
Deere & Co.	36,871	5,500,047
Parker-Hannifin Corp.	20,159	3,006,513
Stanley Black & Decker, Inc.	33,325	3,990,336

		12,496,896

Media - 1.3%
Comcast Corp., Class A	353,090	12,022,714

Oil, Gas & Consumable Fuels - 1.4%
Anadarko Petroleum Corp.	113,235	4,964,222
Suncor Energy, Inc.	131,047	3,660,139
Suncor Energy, Inc.	161,914	4,528,735

		13,153,096

Personal Products - 0.7%
Estee Lauder Cos., Inc., Class A	51,390	6,685,839

Pharmaceuticals - 3.7%
Allergan PLC	38,990	5,211,403
Bristol-Myers Squibb Co.	90,368	4,697,329
Eli Lilly & Co.	89,147	10,316,091
Merck & Co., Inc.	196,655	15,026,408

		35,251,231

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A (A)	94,925	3,800,797

Road & Rail - 1.2%
CSX Corp.	189,117	11,749,839

Semiconductors & Semiconductor Equipment - 2.8%
Intel Corp.	260,135	12,208,135
Lam Research Corp.	40,063	5,455,379
NVIDIA Corp.	11,220	1,497,870
Texas Instruments, Inc.	76,612	7,239,834

		26,401,218

Software - 4.7%
Adobe, Inc. (A)	49,646	11,231,911
Microsoft Corp.	301,697	30,643,364
salesforce.com, Inc. (A)	19,776	2,708,719

		44,583,994

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 1.6%
Home Depot, Inc.	85,234	$ 14,644,906

Technology Hardware, Storage & Peripherals - 1.6%
Apple, Inc.	94,951	14,977,571

Textiles, Apparel & Luxury Goods - 1.0%
NIKE, Inc., Class B	130,008	9,638,793

Tobacco - 1.5%
Altria Group, Inc.	294,554	14,548,022

Total Common Stocks (Cost $455,611,329)		527,033,259

MASTER LIMITED PARTNERSHIP - 0.6%
Capital Markets - 0.6%
Blackstone Group, LP	179,285	5,344,486

Total Master Limited Partnership (Cost $5,142,663)		5,344,486

	Principal	Value
ASSET-BACKED SECURITIES - 2.4%
AmeriCredit Automobile Receivables Trust
Series 2015-3, Class D,
3.34%, 08/08/2021	$ 1,244,000	1,248,021
Series 2016-1, Class D,
3.59%, 02/08/2022	407,000	408,921
Applebee’s Funding LLC / IHOP Funding LLC Series 2014-1, Class A2, 4.28%, 09/05/2044 (B)	1,504,950	1,501,444
Atrium IX Series 9A, Class AR, 3-Month LIBOR + 1.24%, 3.95% (C), 05/28/2030 (B)	521,400	517,846
Bean Creek CLO, Ltd. Series 2015-1A, Class AR, 3-Month LIBOR + 1.02%, 3.49% (C), 04/20/2031 (B)	739,000	720,784
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-2RA, Class A1,
3-Month LIBOR + 1.05%, 3.67% (C), 05/15/2031 (B)	541,745	530,484
Series 2016-1A, Class A2R,
3-Month LIBOR + 1.45%, 3.92% (C), 04/20/2027 (B)	501,000	493,555
Series 2016-2A, Class A2R,
3-Month LIBOR + 1.50%, 3.94% (C), 07/15/2027 (B)	461,000	454,041
Carlyle US CLO, Ltd. Series 2018-1A, Class A1, 3-Month LIBOR + 1.02%, 3.49% (C), 04/20/2031 (B)	627,000	613,099
CIFC Funding, Ltd.
Series 2013-4A, Class A1RR,
3-Month LIBOR + 1.06%, 3.57% (C), 04/27/2031 (B)	437,328	427,450

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CIFC Funding, Ltd. (continued)
Series 2018-1A, Class A,
3-Month LIBOR + 1.00%, 3.44% (C), 04/18/2031 (B)	$ 495,000	$ 482,252
Series 2018-2A, Class A1,
3-Month LIBOR + 1.04%, 3.51% (C), 04/20/2031 (B)	865,000	844,451
Credit Acceptance Auto Loan Trust
Series 2018-2A, Class B,
3.94%, 07/15/2027 (B)	314,000	317,092
Series 2018-2A, Class C,
4.16%, 09/15/2027 (B)	250,000	253,661
Drive Auto Receivables Trust
Series 2017-1, Class D,
3.84%, 03/15/2023	77,000	77,276
Series 2017-1, Class E,
5.17%, 09/16/2024	1,590,000	1,623,598
Series 2017-2, Class E,
5.27%, 11/15/2024	1,400,000	1,436,849
Series 2017-AA, Class D,
4.16%, 05/15/2024 (B)	436,000	440,912
Dryden 41 Senior Loan Fund Series 2015-41A, Class AR, 3-Month LIBOR + 0.97%, 3.41% (C), 04/15/2031 (B)	687,000	670,040
Dryden 55 CLO, Ltd. Series 2018-55A, Class A1, 3-Month LIBOR + 1.02%, 3.46% (C), 04/15/2031 (B)	417,000	407,957
Dryden Senior Loan Fund Series 2018-64A, Class A, 3-Month LIBOR + 0.97%, 3.41% (C), 04/18/2031 (B)	978,000	953,859
Exeter Automobile Receivables Trust Series 2018-2A, Class C, 3.69%, 03/15/2023 (B)	345,000	346,206
Flatiron CLO 18, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 0.95%, 3.40% (C), 04/17/2031 (B)	540,000	524,895
LCM XIV, LP Series 14A, Class AR, 3-Month LIBOR + 1.04%, 3.51% (C), 07/20/2031 (B)	308,889	302,241
LCM XVIII, LP Series 18A, Class A1R, 3-Month LIBOR + 1.02%, 3.49% (C), 04/20/2031 (B)	607,000	593,897
Magnetite VIII, Ltd. Series 2014-8A, Class AR2, 3-Month LIBOR + 0.98%, 3.42% (C), 04/15/2031 (B)	520,000	512,213
Magnetite XV, Ltd. Series 2015-15A, Class AR, 3-Month LIBOR + 1.01%, 3.50% (C), 07/25/2031 (B)	694,000	677,652
Octagon Investment Partners 36, Ltd. Series 2018-1A, Class A1, 3-Month LIBOR + 0.97%, 3.41% (C), 04/15/2031 (B)	507,000	493,370

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Octagon Loan Funding, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 1.18%, 3.82% (C), 11/18/2031 (B)	$ 1,100,000	$ 1,086,902
OneMain Direct Auto Receivables Trust
Series 2018-1A, Class C,
3.85%, 10/14/2025 (B)	148,000	150,254
Series 2018-1A, Class D,
4.40%, 01/14/2028 (B)	147,000	150,069
Sounds Point CLO IV-R, Ltd. Series 2013-3RA, Class A, 3-Month LIBOR + 1.15%, 3.59% (C), 04/18/2031 (B)	698,000	688,840
Towd Point Mortgage Trust
Series 2015-3, Class A1A,
3.50% (C), 03/25/2054 (B)	31,805	31,641
Series 2018-3, Class A1,
3.75% (C), 05/25/2058 (B)	311,382	311,187
Series 2018-4, Class A1,
3.00% (C), 06/25/2058 (B)	525,253	510,661
Voya CLO, Ltd.
Series 2015-2A, Class BR,
3-Month LIBOR + 1.50%, 3.98% (C), 07/23/2027 (B)	250,000	245,798
Series 2018-1A, Class A1,
3-Month LIBOR + 0.95%, 3.29% (C), 04/19/2031 (B)	708,000	697,107
Series 2018-2A, Class A1,
3-Month LIBOR + 1.00%, 3.37% (C), 07/15/2031 (B)	822,616	801,138
Westlake Automobile Receivables Trust Series 2018-1A, Class D, 3.41%, 05/15/2023 (B)	55,000	54,608

Total Asset-Backed Securities (Cost $22,888,867)		22,602,271

CORPORATE DEBT SECURITIES - 11.7%
Aerospace & Defense - 0.3%
Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025 (B)	1,451,000	1,474,144
Northrop Grumman Corp. 2.55%, 10/15/2022	935,000	904,755
United Technologies Corp. 3.95%, 08/16/2025	431,000	427,662

		2,806,561

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026	606,000	539,828
General Motors Co. 5.00%, 10/01/2028	775,000	734,336

		1,274,164

Banks - 1.2%
Bank of America Corp. 2.50%, 10/21/2022, MTN	2,974,000	2,863,453
CitiBank NA 3-Month LIBOR + 0.32%, 2.86% (C), 05/01/2020	2,669,000	2,659,770

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citizens Financial Group, Inc.
3.75%, 07/01/2024	$ 188,000	$ 183,043
4.30%, 12/03/2025	1,179,000	1,163,549
4.35%, 08/01/2025	177,000	173,794
First Republic Bank 4.63%, 02/13/2047	776,000	747,379
JPMorgan Chase & Co. 2.30%, 08/15/2021, MTN	1,058,000	1,032,230
JPMorgan Chase Bank NA
3-Month LIBOR + 0.34%, 2.85% (C), 04/26/2021	1,023,000	1,013,512
Fixed until 04/26/2020, 3.09% (C), 04/26/2021	883,000	879,431
SVB Financial Group 5.38%, 09/15/2020	517,000	533,307

		11,249,468

Building Products - 0.1%
Masonite International Corp. 5.63%, 03/15/2023 (B)	219,000	212,430
Owens Corning 4.20%, 12/01/2024	441,000	437,493

		649,923

Capital Markets - 0.9%
Cboe Global Markets, Inc. 3.65%, 01/12/2027	943,000	917,796
Charles Schwab Corp.
3-Month LIBOR + 0.32%, 2.97% (C), 05/21/2021	558,000	555,669
3.25%, 05/21/2021	294,000	295,435
E*TRADE Financial Corp.
2.95%, 08/24/2022	913,000	885,750
3.80%, 08/24/2027	982,000	927,101
4.50%, 06/20/2028	359,000	353,769
Goldman Sachs Capital I 6.35%, 02/15/2034	2,229,000	2,487,750
Morgan Stanley 3.95%, 04/23/2027	561,000	528,908
Raymond James Financial, Inc.
3.63%, 09/15/2026	449,000	423,128
4.95%, 07/15/2046	819,000	786,856
5.63%, 04/01/2024	396,000	428,231

		8,590,393

Chemicals - 0.2%
CF Industries, Inc.
4.50%, 12/01/2026 (B)	385,000	376,266
5.38%, 03/15/2044	429,000	347,490
Syngenta Finance NV
3.70%, 04/24/2020 (B)	355,000	352,428
3.93%, 04/23/2021 (B)	339,000	334,368
4.44%, 04/24/2023 (B)	200,000	192,745
4.89%, 04/24/2025 (B)	200,000	189,110

		1,792,407

Construction Materials - 0.0% (D)
Vulcan Materials Co. 4.50%, 04/01/2025	69,000	68,543

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.4%
American Express Credit Corp. 2.13%, 03/18/2019	$ 2,255,000	$ 2,251,319
Ford Motor Credit Co. LLC
3.82%, 11/02/2027	853,000	719,684
4.39%, 01/08/2026, MTN	200,000	180,301
4.69%, 06/09/2025	712,000	660,336
General Motors Financial Co., Inc. 4.35%, 01/17/2027	357,000	328,596

		4,140,236

Containers & Packaging - 0.1%
Ball Corp. 4.38%, 12/15/2020	702,000	704,632

Diversified Telecommunication Services - 0.6%
AT&T, Inc.
4.50%, 03/09/2048	658,000	563,055
4.75%, 05/15/2046	691,000	613,535
5.15%, 11/15/2046	558,000	518,541
5.25%, 03/01/2037	259,000	254,397
BellSouth LLC 4.33%, 04/26/2021 (B)	1,883,000	1,888,913
Verizon Communications, Inc.
2.63%, 08/15/2026	1,158,000	1,049,879
4.33%, 09/21/2028	1,142,000	1,146,693

		6,035,013

Electric Utilities - 0.4%
Duke Energy Corp.
1.80%, 09/01/2021	360,000	344,576
2.40%, 08/15/2022	399,000	383,331
NextEra Energy Operating Partners, LP 4.25%, 09/15/2024 (B)	120,000	111,000
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.38%, 05/01/2021 (B)	2,144,000	2,213,821
Southern Co. 2.95%, 07/01/2023	687,000	663,433

		3,716,161

Electronic Equipment, Instruments & Components - 0.3%
Trimble, Inc.
4.75%, 12/01/2024	1,217,000	1,227,061
4.90%, 06/15/2028	1,945,000	1,915,095

		3,142,156

Energy Equipment & Services - 0.0% (D)
NuStar Logistics, LP 5.63%, 04/28/2027	483,000	450,397

Entertainment - 0.1%
Viacom, Inc. 5.85%, 09/01/2043	963,000	944,530

Equity Real Estate Investment Trusts - 0.6%
Alexandria Real Estate Equities, Inc.
2.75%, 01/15/2020	688,000	682,623
4.60%, 04/01/2022	1,414,000	1,455,642
Crown Castle International Corp.
3.20%, 09/01/2024	611,000	579,659
5.25%, 01/15/2023	808,000	839,046
Reckson Operating Partnership, LP 7.75%, 03/15/2020	1,330,000	1,391,713

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Senior Housing Properties Trust 6.75%, 04/15/2020 - 12/15/2021	$ 244,000	$ 250,588

		5,199,271

Food & Staples Retailing - 0.0% (D)
Sysco Corp. 2.50%, 07/15/2021	258,000	252,783

Food Products - 0.3%
Campbell Soup Co.
3.95%, 03/15/2025	491,000	470,403
4.15%, 03/15/2028	737,000	686,140
4.80%, 03/15/2048	1,715,000	1,470,771

		2,627,314

Health Care Equipment & Supplies - 0.0% (D)
Becton Dickinson and Co. 2.89%, 06/06/2022	457,000	442,614

Health Care Providers & Services - 0.9%
Aetna, Inc. 2.80%, 06/15/2023	475,000	451,729
Centene Corp.
4.75%, 05/15/2022 - 01/15/2025	627,000	600,508
5.38%, 06/01/2026 (B)	1,427,000	1,387,757
6.13%, 02/15/2024	569,000	582,514
Cigna Corp.
3.40%, 09/17/2021 (B)	154,000	153,650
3.75%, 07/15/2023 (B)	627,000	624,912
4.38%, 10/15/2028 (B)	298,000	299,663
CVS Health Corp.
4.10%, 03/25/2025	1,111,000	1,099,915
4.30%, 03/25/2028	578,000	565,058
4.75%, 12/01/2022	460,000	474,613
5.05%, 03/25/2048	545,000	530,072
HCA, Inc. 5.63%, 09/01/2028	735,000	709,275
WellCare Health Plans, Inc.
5.25%, 04/01/2025	497,000	478,363
5.38%, 08/15/2026 (B)	659,000	635,935

		8,593,964

Hotels, Restaurants & Leisure - 0.2%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.63%, 04/01/2025	82,000	77,695
MGM Resorts International
6.00%, 03/15/2023	74,000	74,370
6.63%, 12/15/2021	411,000	421,275
6.75%, 10/01/2020	1,014,000	1,041,885
7.75%, 03/15/2022	148,000	157,435
Wyndham Destinations, Inc.
5.40%, 04/01/2024	364,000	346,710
6.35%, 10/01/2025	107,000	103,790

		2,223,160

Household Durables - 0.2%
DR Horton, Inc. 3.75%, 03/01/2019	661,000	660,946
MDC Holdings, Inc. 5.50%, 01/15/2024	569,000	546,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
Toll Brothers Finance Corp.
4.38%, 04/15/2023	$ 99,000	$ 92,812
5.88%, 02/15/2022	334,000	335,670

		1,635,668

Independent Power & Renewable Electricity Producers - 0.1%
NRG Energy, Inc. 7.25%, 05/15/2026	911,000	945,162

IT Services - 0.2%
Total System Services, Inc.
3.80%, 04/01/2021	587,000	586,883
4.80%, 04/01/2026	1,249,000	1,258,718

		1,845,601

Machinery - 0.1%
Wabtec Corp.
4.15%, 03/15/2024	255,000	246,418
4.70%, 09/15/2028	505,000	473,619

		720,037

Media - 0.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, 03/15/2021	713,000	713,446
Comcast Corp.
3.15%, 03/01/2026	478,000	457,357
4.15%, 10/15/2028	401,000	407,188
4.25%, 10/15/2030	622,000	629,033
4.60%, 10/15/2038	506,000	510,948
4.95%, 10/15/2058	521,000	529,675
UBM PLC 5.75%, 11/03/2020 (B)	471,000	482,364
Unitymedia GmbH 6.13%, 01/15/2025 (B)	1,074,000	1,079,263
Unitymedia Hessen GMBH & Co. KG / Unitymedia NRW GMBH 5.00%, 01/15/2025 (B)	561,000	548,097
Warner Media LLC 3.60%, 07/15/2025	578,000	547,436

		5,904,807

Metals & Mining - 0.6%
Anglo American Capital PLC 4.13%, 09/27/2022 (B)	213,000	209,195
Freeport-McMoRan, Inc.
3.10%, 03/15/2020	264,000	258,060
3.55%, 03/01/2022	996,000	942,465
3.88%, 03/15/2023	1,121,000	1,036,925
4.55%, 11/14/2024	916,000	845,010
5.45%, 03/15/2043	891,000	678,274
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	644,000	651,272
Steel Dynamics, Inc. 4.13%, 09/15/2025	652,000	599,025
Teck Resources, Ltd. 8.50%, 06/01/2024 (B)	775,000	830,219

		6,050,445

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 0.1%
Sempra Energy 3-Month LIBOR + 0.50%, 2.94% (C), 01/15/2021	$ 683,000	$ 671,530

Oil, Gas & Consumable Fuels - 1.5%
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	661,000	624,017
Cheniere Energy Partners, LP 5.63%, 10/01/2026 (B)	993,000	928,455
Continental Resources, Inc.
4.50%, 04/15/2023	987,000	971,383
5.00%, 09/15/2022	1,192,000	1,183,542
Enbridge Energy Partners, LP 5.88%, 10/15/2025	341,000	369,452
Energy Transfer Operating, LP
4.95%, 06/15/2028	304,000	297,438
6.00%, 06/15/2048	1,137,000	1,107,225
6.13%, 12/15/2045	255,000	249,389
Energy Transfer, LP
4.25%, 03/15/2023	508,000	488,950
5.50%, 06/01/2027	327,000	318,825
5.88%, 01/15/2024	458,000	466,015
EnLink Midstream Partners, LP
4.15%, 06/01/2025	920,000	829,414
4.85%, 07/15/2026	1,174,000	1,058,674
EQM Midstream Partners, LP
4.00%, 08/01/2024	267,000	255,462
4.75%, 07/15/2023	79,000	78,830
5.50%, 07/15/2028	1,145,000	1,121,412
Kinder Morgan Energy Partners, LP 5.00%, 10/01/2021	436,000	448,346
Kinder Morgan, Inc.
4.30%, 03/01/2028	78,000	76,342
5.20%, 03/01/2048	146,000	139,373
5.55%, 06/01/2045	219,000	216,891
Motiva Enterprises LLC 5.75%, 01/15/2020 (B)	161,000	163,822
NGPL PipeCo LLC
4.38%, 08/15/2022 (B)	822,000	799,395
4.88%, 08/15/2027 (B)	252,000	237,510
Plains All American Pipeline, LP / PAA Finance Corp.
4.50%, 12/15/2026	310,000	298,592
4.65%, 10/15/2025	1,079,000	1,061,134

		13,789,888

Paper & Forest Products - 0.2%
Georgia-Pacific LLC
3.16%, 11/15/2021 (B)	1,045,000	1,035,559
3.60%, 03/01/2025 (B)	831,000	829,051

		1,864,610

Pharmaceuticals - 0.2%
Elanco Animal Health, Inc.
3.91%, 08/27/2021 (B)	146,000	146,909
4.27%, 08/28/2023 (B)	371,000	370,686
4.90%, 08/28/2028 (B)	346,000	352,081
Teva Pharmaceutical Finance Co., BV 2.95%, 12/18/2022	86,000	76,055

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/2023	$ 490,000	$ 422,010
6.00%, 04/15/2024	719,000	692,551

		2,060,292

Professional Services - 0.5%
IHS Markit, Ltd.
4.75%, 02/15/2025 (B)	767,000	754,536
5.00%, 11/01/2022 (B)	94,000	94,940
Verisk Analytics, Inc.
4.13%, 09/12/2022	177,000	179,301
4.88%, 01/15/2019	832,000	832,290
5.50%, 06/15/2045	990,000	1,002,123
5.80%, 05/01/2021	1,531,000	1,609,470

		4,472,660

Real Estate Management & Development - 0.2%
Jones Lang LaSalle, Inc. 4.40%, 11/15/2022	711,000	718,209
Kennedy-Wilson, Inc. 5.88%, 04/01/2024	945,000	883,575

		1,601,784

Semiconductors & Semiconductor Equipment - 0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.13%, 01/15/2025	748,000	675,265
Marvell Technology Group, Ltd.
4.20%, 06/22/2023	358,000	356,964
4.88%, 06/22/2028	405,000	394,592

		1,426,821

Technology Hardware, Storage & Peripherals - 0.2%
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (B)	1,884,000	1,892,519

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc. 6.38%, 03/01/2025	1,222,000	1,234,220

Total Corporate Debt Securities (Cost $114,535,129)		111,019,734

LOAN ASSIGNMENTS - 1.2%
Chemicals - 0.1%
Axalta Coating Systems US Holdings, Inc. Term Loan B3, TBD,3-Month LIBOR + 1.75%, (E) (F), 06/01/2024	1,282,000	1,205,080

Commercial Services & Supplies - 0.0% (D)
Aramark Services, Inc. Term Loan B2, 1-Month LIBOR + 1.75%, 4.27%, 03/28/2024 (E)	393,879	381,406

Communications Equipment - 0.0% (D)
CommScope, Inc. Term Loan B5, 1-Month LIBOR + 2.00%, 4.52%, 12/29/2022	178,000	167,320

	Principal	Value

LOAN ASSIGNMENTS (continued)
Containers & Packaging - 0.1%
Reynolds Group Holdings, Inc. Term Loan, 1-Month LIBOR + 2.75%, 5.27%, 02/05/2023 (E)	$ 510,854	$ 486,078

Diversified Telecommunication Services - 0.0% (D)
Zayo Group LLC Term Loan, TBD, (E) (F), 01/19/2024	395,000	377,883

Food Products - 0.0% (D)
Post Holdings, Inc. Series A, Term Loan, 1-Month LIBOR + 2.00%, 4.51%, 05/24/2024	69,341	66,827

Health Care Providers & Services - 0.2%
Gentiva Health Services, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 6.31%, 07/02/2025	1,549,610	1,503,122

Hotels, Restaurants & Leisure - 0.4%
Golden Nugget, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 5.24%, 10/04/2023	617,110	587,180
Hilton Worldwide Finance LLC Term Loan B2, TBD,1-Month LIBOR + 1.75%, (E) (F), 10/25/2023	1,546,000	1,484,160
KFC Holding Co. Term Loan B, 1-Month LIBOR + 1.75%, 4.22%, 04/03/2025	1,414,607	1,374,291

		3,445,631

Independent Power & Renewable Electricity Producers - 0.1%
NRG Energy, Inc. Term Loan B, TBD,1-Month LIBOR + 1.75%, (E) (F), 06/30/2023	881,875	846,600

Life Sciences Tools & Services - 0.0% (D)
IQVIA, Inc. Term Loan B, 3-Month LIBOR + 2.00%, 4.80%, 03/07/2024	220,000	212,667

Media - 0.0% (D)
Mission Broadcasting, Inc. Term Loan B3, 3-Month LIBOR + 2.25%, 1.00% (E) (F), 01/17/2024	72,147	68,059
Nexstar Broadcasting, Inc. Term Loan B3, 1-Month LIBOR + 2.25%, 1.00% (E) (F), 01/17/2024	417,324	393,675

		461,734

Oil, Gas & Consumable Fuels - 0.2%
TEX Operations Co. LLC Term Loan B, 1-Month LIBOR + 2.00%, 4.52%, 08/04/2023	1,678,248	1,608,601

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

LOAN ASSIGNMENTS (continued)
Pharmaceuticals - 0.0% (D)
Valeant Pharmaceuticals International, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.38%, 06/02/2025	$ 38,987	$ 37,233

Trading Companies & Distributors - 0.1%
HD Supply, Inc. Term Loan B5, 1-Month LIBOR + 1.75%, 1.00% (E) (F), 10/17/2023	510,720	489,014

Total Loan Assignments (Cost $11,788,676)		11,289,196

MORTGAGE-BACKED SECURITIES - 2.0%
Angel Oak Mortgage Trust LLC Series 2018-AOMT, Class A1, 3.67% (C), 07/27/2048 (B)	208,838	208,175
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76% (C), 04/25/2048 (B)	327,861	327,203
BAMLL Commercial Mortgage Securities Trust
Series 2013-WBRK, Class A,
3.53% (C), 03/10/2037 (B)	573,000	562,832
Series 2018-DSNY, Class A,
1-Month LIBOR + 0.85%, 3.31% (C), 09/15/2034 (B)	874,000	869,659
BBCMS Mortgage Trust Series 2018-TALL, Class A, 1-Month LIBOR + 0.72%, 3.18% (C), 03/15/2037 (B)	2,826,000	2,776,263
BBCMS Trust Series 2015-SRCH, Class A2, 4.20%, 08/10/2035 (B)	715,000	723,769
BHMS Series 2018-ATLS, Class A, 1-Month LIBOR + 1.25%, 3.71% (C), 07/15/2035 (B)	749,000	745,297
BX Commercial Mortgage Trust Series 2018-IND, Class A, 1-Month LIBOR + 0.75%, 3.21% (C), 11/15/2035 (B)	1,433,860	1,424,897
BXP Trust Series 2017-GM, Class A, 3.38%, 06/13/2039 (B)	324,000	316,285
Caesars Palace Las Vegas Trust
Series 2017-VICI, Class C,
4.14%, 10/15/2034 (B)	458,000	460,382
Series 2017-VICI, Class D,
4.35% (C), 10/15/2034 (B)	495,000	495,708
Series 2017-VICI, Class E,
4.35% (C), 10/15/2034 (B)	650,000	635,304
CSMLT Trust Series 2015-2, Class A6, 3.50% (C), 08/25/2045 (B)	387,661	384,129
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-UES, Class E,
3.62% (C), 09/05/2032 (B)	236,000	231,102

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2016-WIKI, Class C,
3.55%, 10/05/2031 (B)	$ 96,000	$ 94,398
Series 2016-WIKI, Class D,
4.01% (C), 10/05/2031 (B)	146,000	143,077
JPMorgan Mortgage Trust Series 2018-8, Class A13, 4.00% (C), 01/25/2049 (B)	228,966	226,595
Mello Warehouse Securitization Trust Series 2018-W1, Class A, 1-Month LIBOR + 0.85%, 3.36% (C), 11/25/2051 (B)	1,654,000	1,653,517
New Residential Mortgage Loan Trust Series 2018-2A, Class A1, 4.50% (C), 02/25/2058 (B)	368,929	376,098
Sequoia Mortgage Trust
Series 2018-7, Class A19,
4.00% (C), 09/25/2048 (B)	224,351	224,719
Series 2018-7, Class A4,
4.00% (C), 09/25/2048 (B)	297,141	300,246
Series 2018-CH2, Class A12,
4.00% (C), 06/25/2048 (B)	797,413	803,413
Series 2018-CH3, Class A11,
4.00% (C), 08/25/2048 (B)	406,651	409,942
Station Place Securitization Trust
Series 2017-LD1, Class A,
1-Month LIBOR + 0.80%, 3.31% (C), 11/25/2050 (B) (G)	1,110,000	1,106,627
Series 2017-LD1, Class B,
1-Month LIBOR + 1.00%, 3.51% (C), 11/25/2050 (B) (G)	220,000	219,432
Series 2018-7, Class A,
1-Month LIBOR + 0.85%, 3.17% (C), 09/24/2019 (B)	1,523,000	1,523,000
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class AJ, 6.14% (C), 05/15/2046	76,452	76,904
Wells Fargo Mortgage-Backed Securities Trust Series 2018-1, Class A17, 3.50% (C), 07/25/2047 (B)	178,432	173,904
WinWater Mortgage Loan Trust Series 2015-5, Class A5, 3.50% (C), 08/20/2045 (B)	1,170,831	1,164,599

Total Mortgage-Backed Securities (Cost $18,827,565)		18,657,476

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.7%
Federal Home Loan Mortgage Corp.
3.00%, 01/01/2045 - 08/01/2047	9,559,910	9,332,527
3.50%, 02/01/2043 - 03/01/2048	10,477,947	10,509,084
3.50%, 03/01/2048 (E)	6,993	6,913
4.00%, 05/01/2046 - 08/01/2048	11,688,078	11,929,671
4.50%, 05/01/2038 - 12/01/2048 (E)	2,323,145	2,423,971
4.50%, 11/01/2038 - 08/01/2048	3,144,501	3,258,526
5.00%, 09/01/2048	89,807	94,139
6.00%, 04/01/2040	96,387	107,050

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1-Month LIBOR + 3.60%, 6.11% (C), 04/25/2024	$ 469,706	$ 506,452
1-Month LIBOR + 4.50%, 7.01% (C), 02/25/2024	896,000	1,004,592
Federal National Mortgage Association
3.00%, 02/01/2043 - 02/01/2057	8,792,721	8,591,133
3.50%, 10/01/2042 - 02/01/2057	15,552,077	15,597,643
3.50%, 08/01/2046 - 11/01/2048 (E)	3,209,076	3,220,606
4.00%, 10/01/2046 - 09/01/2048	12,418,445	12,683,180
4.50%, 11/01/2038 - 06/01/2048	5,897,819	6,171,395
5.00%, 07/01/2044	967,528	1,035,394
6.00%, 02/01/2037	4,214	4,656
Federal National Mortgage Association Connecticut Avenue Securities
1-Month LIBOR + 2.60%, 5.11% (C), 05/25/2024	360,952	378,142
1-Month LIBOR + 3.00%, 5.51% (C), 07/25/2024	1,356,596	1,426,355
1-Month LIBOR + 4.00%, 6.51% (C), 05/25/2025	93,376	100,007
Government National Mortgage Association
4.00%, 01/15/2045 - 12/15/2047	2,776,514	2,858,177
4.50%, 10/20/2041 - 12/20/2048	3,724,908	3,888,463
5.00%, 07/20/2048 - 12/20/2048	5,730,510	5,977,722

Total U.S. Government Agency Obligations (Cost $102,435,539)		101,105,798

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 15.0%
U.S. Treasury - 15.0%
U.S. Treasury Bonds
2.75%, 08/15/2047 - 11/15/2047	$ 14,788,000	$ 13,994,103
3.00%, 05/15/2047 - 08/15/2048	17,845,000	17,757,573
3.13%, 05/15/2048	2,230,500	2,272,845
3.38%, 11/15/2048	14,494,000	15,165,849
U.S. Treasury Notes
2.25%, 08/15/2027 - 11/15/2027	3,159,000	3,054,688
2.75%, 05/31/2023 - 02/15/2028	9,840,000	9,928,670
2.88%, 10/31/2020 - 08/15/2028	47,849,000	48,514,072
3.13%, 11/15/2028 (E)	30,475,000	31,610,670

Total U.S. Government Obligations (Cost $139,652,098)		142,298,470

REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 1.45% (H), dated 12/31/2018, to be repurchased at $11,144,565 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $11,370,010.	11,143,667	11,143,667

Total Repurchase Agreement (Cost $11,143,667)		11,143,667

Total Investments (Cost $882,025,533)		950,494,357
Net Other Assets (Liabilities) - (0.6)%		(5,966,960)

Net Assets - 100.0%		$ 944,527,397

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$527,033,259	$—	$—	$527,033,259
Master Limited Partnership	5,344,486	—	—	5,344,486
Asset-Backed Securities	—	22,602,271	—	22,602,271
Corporate Debt Securities	—	111,019,734	—	111,019,734
Loan Assignments	—	11,289,196	—	11,289,196
Mortgage-Backed Securities	—	18,657,476	—	18,657,476
U.S. Government Agency Obligations	—	101,105,798	—	101,105,798
U.S. Government Obligations	—	142,298,470	—	142,298,470
Repurchase Agreement	—	11,143,667	—	11,143,667

Total Investments	$532,377,745	$418,116,612	$—	$950,494,357

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $57,589,921, representing 6.1% of the Portfolio’s net assets.
(C)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	All or a portion of the security represents unsettled loan commitments at December 31, 2018 where the rate will be determined at time of settlement.
(G)	Illiquid security. At December 31, 2018, the value of such securities amounted to $1,326,059, representing 0.1% of the Portfolio’s net assets.
(H)	Rate disclosed reflects the yield at December 31, 2018.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $870,881,866)	$939,350,690
Repurchase agreement, at value (cost $11,143,667)	11,143,667
Cash	33,846
Receivables and other assets:
Investments sold	382,597
When-issued, delayed-delivery, forward and TBA commitments sold	3,032,119
Net income from securities lending	2,069
Dividends and/or distributions	777,550
Interest	2,682,431

Total assets	957,404,969

Liabilities:
Payables and other liabilities:
Investments purchased	225,498
When-issued, delayed-delivery, forward and TBA commitments purchased	11,208,257
Shares of beneficial interest redeemed	485,108
Investment management fees	590,546
Distribution and service fees	201,061
Transfer agent costs	3,844
Trustees, CCO and deferred compensation fees	2,642
Audit and tax fees	29,220
Custody fees	57,514
Legal fees	5,832
Printing and shareholder reports fees	57,522
Other accrued expenses	10,528

Total liabilities	12,877,572

Net assets	$944,527,397

Net assets consist of:
Capital stock ($0.01 par value)	$644,137
Additional paid-in capital	817,877,699
Total distributable earnings (accumulated losses)	126,005,561

Net assets	$944,527,397

Net assets by class:
Initial Class	$10,813,000
Service Class	933,714,397

Shares outstanding:
Initial Class	727,223
Service Class	63,686,460

Net asset value and offering price per share:
Initial Class	$14.87
Service Class	14.66
STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$11,287,321
Interest income	12,795,336
Net income from securities lending	36,553
Withholding taxes on foreign income	(46,673)

Total investment income	24,072,537

Expenses:
Investment management fees	6,982,827
Distribution and service fees:
Service Class	2,376,867
Transfer agent costs	14,569
Trustees, CCO and deferred compensation fees	31,708
Audit and tax fees	39,502
Custody fees	134,746
Legal fees	50,484
Printing and shareholder reports fees	64,039
Other	28,958

Total expenses	9,723,700

Net investment income (loss)	14,348,837

Net realized gain (loss) on:
Investments	45,440,540
Foreign currency transactions	(3,602)

Net realized gain (loss)	45,436,938

Net change in unrealized appreciation (depreciation) on:
Investments	(61,818,369)

Net realized and change in unrealized gain (loss)	(16,381,431)

Net increase (decrease) in net assets resulting from operations	$(2,032,594)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$14,348,837	$13,434,331
Net realized gain (loss)	45,436,938	22,764,635
Net change in unrealized appreciation (depreciation)	(61,818,369)	97,493,946

Net increase (decrease) in net assets resulting from operations	(2,032,594)	133,692,912

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(457,771)	—
Service Class	(37,241,663)	—
Net investment income:
Initial Class	—	(172,154)
Service Class	—	(11,323,493)

Total dividends and/or distributions from net investment income	—	(11,495,647)

Net realized gains:
Initial Class	—	(50,945)
Service Class	—	(4,016,492)

Total dividends and/or distributions from net realized gains	—	(4,067,437)

Total dividends and/or distributions to shareholders	(37,699,434)	(15,563,084)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,154,250	1,636,497
Service Class	69,394,395	68,626,763

	70,548,645	70,263,260

Dividends and/or distributions reinvested:
Initial Class	457,771	223,099
Service Class	37,241,663	15,339,985

	37,699,434	15,563,084

Cost of shares redeemed:
Initial Class	(1,864,467)	(1,716,827)
Service Class	(60,733,083)	(32,051,232)

	(62,597,550)	(33,768,059)

Net increase (decrease) in net assets resulting from capital share transactions	45,650,529	52,058,285

Net increase (decrease) in net assets	5,918,501	170,188,113

Net assets:
Beginning of year	938,608,896	768,420,783

End of year	$944,527,397	$938,608,896

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$14,382,131

Capital share transactions - shares:
Shares issued:
Initial Class	73,415	114,418
Service Class	4,453,795	4,886,762

	4,527,210	5,001,180

Shares reinvested:
Initial Class	28,955	15,575
Service Class	2,387,286	1,083,340

	2,416,241	1,098,915

Shares redeemed:
Initial Class	(119,510)	(118,117)
Service Class	(3,947,802)	(2,225,446)

	(4,067,312)	(2,343,563)

Net increase (decrease) in shares outstanding:
Initial Class	(17,140)	11,876
Service Class	2,893,279	3,744,656

	2,876,139	3,756,532

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$15.45	$13.47	$13.18		$13.60	$12.66

Investment operations:
Net investment income (loss) (A)	0.27	0.26	0.23	(B)	0.24	0.21
Net realized and unrealized gain (loss)	(0.20)	2.02	0.33		(0.21)	0.83

Total investment operations	0.07	2.28	0.56		0.03	1.04

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.23)	(0.16)		(0.12)	(0.10)
Net realized gains	(0.38)	(0.07)	(0.11)		(0.33)	—

Total dividends and/or distributions to shareholders	(0.65)	(0.30)	(0.27)		(0.45)	(0.10)

Net asset value, end of year	$14.87	$15.45	$13.47		$13.18	$13.60

Total return	0.22%	17.04%	4.33%		0.34%	8.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$10,813	$11,503	$9,868		$10,148	$10,495
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.77%	0.77%		0.79%	0.81%
Including waiver and/or reimbursement and recapture	0.76%	0.77%	0.77	%(B)	0.79%	0.81%
Net investment income (loss) to average net assets	1.73%	1.80%	1.77	%(B)	1.76%	1.63%
Portfolio turnover rate	105%	63%	84%		75%	84%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

Service Class
December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$15.25	$13.30	$13.02	$13.45	$12.55

Investment operations:
Net investment income (loss) (A)	0.23	0.22	0.20	(B)	0.20	0.18
Net realized and unrealized gain (loss)	(0.21)	1.99	0.33	(0.20)	0.80

Total investment operations	0.02	2.21	0.53	0.00	(C)	0.98

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.19)	(0.14)	(0.10)	(0.08)
Net realized gains	(0.38)	(0.07)	(0.11)	(0.33)	—

Total dividends and/or distributions to shareholders	(0.61)	(0.26)	(0.25)	(0.43)	(0.08)

Net asset value, end of year	$14.66	$15.25	$13.30	$13.02	$13.45

Total return	(0.06)%	16.73%	4.12%	0.12%	7.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$933,714	$927,106	$758,553	$617,439	$391,062
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.02%	1.03%	1.04%	1.06%
Including waiver and/or reimbursement and recapture	1.01%	1.02%	1.02	%(B)	1.04%	1.06%
Net investment income (loss) to average net assets	1.49%	1.55%	1.53	%(B)	1.51%	1.39%
Portfolio turnover rate	105%	63%	84%	75%	84%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolios combine fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $5,638.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolios, with the exception of Transamerica BlackRock Government Money Market VP, normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2018, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.760%
Over $250 million up to $500 million	0.730
Over $500 million up to $1 billion	0.705
Over $1 billion	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2019
Service Class	1.15	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 365,169,785	$ 652,992,996	$ 400,644,186	$ 580,022,982

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP.These differences are primarily due to different treatment for items including, but not limited to, wash sales and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, paydown gain/loss, partnership basis adjustments, distribution re-designations, prior period adjustments and reversal of prior year REIT adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (119)	$ 119

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 886,014,504	$ 95,505,905	$ (31,026,052)	$ 64,479,853

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 17,937,542	$ 19,761,892	$ —	$ 11,591,098	$ 3,971,986	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,607,224	$ 46,918,484	$ —	$ —	$ —	$ 64,479,853

9. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $19,761,892 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

Mid-cap stocks were volatile and lost ground during the year ended December 31, 2018. While corporate earnings growth was solid, rising U.S. interest rates and global trade tensions all weighed on stocks for much of the year. In the fourth quarter, markets fell sharply as trade tensions between the U.S. and China escalated and data suggested weaker international economic growth.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Janus Mid-Cap Growth VP, Initial Class returned -1.22%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned -4.75%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark during the year ended December 31, 2018. Our stock selection within the financial and health care sectors were large contributors to relative performance this year. Our underweight to the consumer staples sector detracted from relative results.

Atlassian Corp. PLC, Class A was the largest contributor to performance. The company has strung together consecutive quarters of strong revenue growth, validating the value of the business and driving the stock higher. Atlassian Corp. PLC, Class A’s software tools play a valuable role allowing business teams to collaborate with each other more effectively.

Boston Scientific Corp. was the second-largest contributor. The med-tech company reported strong earnings growth during the second quarter of 2018, which helped drive the stock. We remain encouraged by initiatives Boston Scientific Corp.’s management team is undertaking to boost its product pipeline, expand operating margins and grow revenue.

Flextronics (not held at year end) was the largest detractor. The supply chain solutions company had been working on a solution to near-source manufacturing for Nike, but after delays on the project both sides walked away from it. While this was a negative for the company, we continue to like the stock and believe the company provides great value to its customers.

Sealed Air Corp. also detracted. The packaging materials manufacturer has delivered strong revenue growth, but has done so at a lower-margin than we had hoped. We view this as a minor setback, however, and believe that the company is bringing innovative packaging solutions to the food packaging industry it serves.

Brian Demain, CFA

Cody Wheaton, CFA

Co-Portfolio Managers

Janus Capital Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Other Investment Company	1.8
Repurchase Agreement	1.3
Convertible Preferred Stock	0.1
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(1.22)%	3.47%	13.70%	03/01/1993
Russell Midcap® Growth Index (A)	(4.75)%	7.42%	15.12%
Service Class	(1.46)%	3.21%	13.41%	05/01/2003

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$916.60	$3.96	$1,021.10	$4.18	0.82%
Service Class	1,000.00	915.50	5.21	1,019.80	5.50	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 98.5%
Aerospace & Defense - 2.9%
Harris Corp.	74,411	$ 10,019,441
Teledyne Technologies, Inc. (A)	83,358	17,260,941

		27,280,382

Airlines - 0.6%
Ryanair Holdings PLC, ADR (A)	84,037	5,995,200

Auto Components - 0.3%
Visteon Corp. (A)	52,678	3,175,430

Banks - 0.5%
SVB Financial Group (A)	24,037	4,565,107

Biotechnology - 2.5%
ACADIA Pharmaceuticals, Inc. (A)	147,490	2,384,913
Alkermes PLC (A)	90,000	2,655,900
Celgene Corp. (A)	107,612	6,896,853
Neurocrine Biosciences, Inc. (A)	113,453	8,101,679
Sarepta Therapeutics, Inc. (A)	27,256	2,974,447

		23,013,792

Building Products - 0.8%
A.O. Smith Corp.	175,362	7,487,957

Capital Markets - 5.2%
LPL Financial Holdings, Inc.	310,154	18,944,206
MSCI, Inc.	42,148	6,213,880
TD Ameritrade Holding Corp.	485,248	23,757,742

		48,915,828

Commercial Services & Supplies - 3.5%
Cimpress NV (A)	126,182	13,049,742
Edenred	266,206	9,793,725
Ritchie Bros Auctioneers, Inc.	304,963	9,978,389

		32,821,856

Consumer Finance - 0.5%
Synchrony Financial	200,250	4,697,865

Containers & Packaging - 1.4%
Sealed Air Corp.	376,341	13,111,720

Diversified Consumer Services - 1.5%
frontdoor, Inc. (A)	137,129	3,649,003
ServiceMaster Global Holdings, Inc. (A)	274,259	10,076,275

		13,725,278

Electrical Equipment - 3.0%
AMETEK, Inc.	51,109	3,460,079
Sensata Technologies Holding PLC (A)	537,657	24,108,540

		27,568,619

Electronic Equipment, Instruments & Components - 5.8%
Belden, Inc.	114,308	4,774,645
Dolby Laboratories, Inc., Class A	137,216	8,485,438
Flex, Ltd. (A)	851,594	6,480,630
National Instruments Corp.	356,807	16,191,902
TE Connectivity, Ltd.	242,767	18,360,468

		54,293,083

Entertainment - 0.5%
Liberty Media Corp. - Liberty Formula One, Class C (A)	155,703	4,780,082

Equity Real Estate Investment Trusts - 4.1%
Crown Castle International Corp.	179,143	19,460,304
Lamar Advertising Co., Class A	272,766	18,869,952

		38,330,256

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 8.9%
Boston Scientific Corp. (A)	651,784	$ 23,034,046
Cooper Cos., Inc.	75,908	19,318,586
ICU Medical, Inc. (A)	37,625	8,639,829
STERIS PLC	146,191	15,620,508
Teleflex, Inc.	33,339	8,617,465
Varian Medical Systems, Inc. (A)	71,373	8,087,275

		83,317,709

Health Care Technology - 1.2%
athenahealth, Inc. (A)	86,954	11,471,841

Hotels, Restaurants & Leisure - 3.1%
Aramark	239,688	6,943,761
Dunkin’ Brands Group, Inc.	201,638	12,929,029
Norwegian Cruise Line Holdings, Ltd. (A)	222,034	9,412,021

		29,284,811

Industrial Conglomerates - 1.1%
Carlisle Cos., Inc.	97,940	9,844,929

Insurance - 4.9%
Aon PLC	135,571	19,706,601
Intact Financial Corp.	173,923	12,636,553
WR Berkley Corp.	185,121	13,682,293

		46,025,447

Internet & Direct Marketing Retail - 0.4%
Wayfair, Inc., Class A (A) (B)	39,390	3,548,251

IT Services - 10.4%
Amdocs, Ltd.	273,749	16,036,217
Broadridge Financial Solutions, Inc.	70,824	6,816,810
Euronet Worldwide, Inc. (A)	41,550	4,253,889
Fidelity National Information Services, Inc.	153,667	15,758,551
Gartner, Inc. (A)	72,261	9,237,846
Global Payments, Inc.	177,003	18,254,320
GoDaddy, Inc., Class A (A)	108,649	7,129,547
WEX, Inc. (A)	139,721	19,569,323

		97,056,503

Life Sciences Tools & Services - 5.2%
IQVIA Holdings, Inc. (A)	125,290	14,554,939
PerkinElmer, Inc.	231,342	18,171,914
Waters Corp. (A)	82,880	15,635,312

		48,362,165

Machinery - 2.2%
Middleby Corp. (A)	61,559	6,323,956
Rexnord Corp. (A)	411,829	9,451,476
Wabtec Corp. (B)	69,077	4,852,659

		20,628,091

Media - 1.0%
Omnicom Group, Inc.	131,450	9,627,398

Oil, Gas & Consumable Fuels - 0.1%
World Fuel Services Corp.	62,570	1,339,624

Pharmaceuticals - 0.7%
Catalent, Inc. (A)	175,008	5,456,750
Elanco Animal Health, Inc. (A) (B)	45,776	1,443,317

		6,900,067

Professional Services - 4.4%
CoStar Group, Inc. (A)	45,630	15,392,824
IHS Markit, Ltd. (A)	160,824	7,714,728

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Verisk Analytics, Inc. (A)	167,175	$ 18,228,762

		41,336,314

Road & Rail - 0.8%
Old Dominion Freight Line, Inc.	62,912	7,769,003

Semiconductors & Semiconductor Equipment - 7.3%
KLA-Tencor Corp.	137,078	12,267,110
Lam Research Corp.	75,118	10,228,818
Microchip Technology, Inc. (B)	268,913	19,340,223
ON Semiconductor Corp. (A)	950,201	15,687,818
Xilinx, Inc.	125,962	10,728,184

		68,252,153

Software - 9.9%
Atlassian Corp. PLC, Class A (A)	176,192	15,677,564
Constellation Software, Inc.	32,912	21,066,862
Intuit, Inc.	29,081	5,724,595
Nice, Ltd., ADR	189,232	20,476,795
SS&C Technologies Holdings, Inc.	427,097	19,266,346
Ultimate Software Group, Inc. (A)	42,574	10,425,095

		92,637,257

Specialty Retail - 0.6%
Williams-Sonoma, Inc. (B)	101,620	5,126,729

Textiles, Apparel & Luxury Goods - 2.6%
Carter’s, Inc.	70,989	5,794,122
Gildan Activewear, Inc.	473,005	14,360,432
Lululemon Athletica, Inc. (A)	36,459	4,433,779

		24,588,333

Trading Companies & Distributors - 0.6%
Ferguson PLC	88,151	5,636,963

Total Common Stocks (Cost $794,344,818)		922,516,043

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Belden, Inc., 6.75%	7,900	$ 460,965

Total Convertible Preferred Stock (Cost $790,000)		460,965

OTHER INVESTMENT COMPANY - 1.8%
Securities Lending Collateral - 1.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (C)	16,448,138	16,448,138

Total Other Investment Company (Cost $16,448,138)		16,448,138

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $12,609,280 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $12,864,872.	$ 12,608,265	12,608,265

Total Repurchase Agreement (Cost $12,608,265)		12,608,265

Total Investments (Cost $824,191,221)		952,033,411
Net Other Assets (Liabilities) - (1.7)%		(15,875,271)

Net Assets - 100.0%		$ 936,158,140

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$907,085,355	$15,430,688	$—	$922,516,043
Convertible Preferred Stock	460,965	—	—	460,965
Other Investment Company	16,448,138	—	—	16,448,138
Repurchase Agreement	—	12,608,265	—	12,608,265

Total Investments	$923,994,458	$28,038,953	$—	$952,033,411

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,103,484. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $811,582,956) (including securities loaned of $16,103,484)	$939,425,146
Repurchase agreement, at value (cost $12,608,265)	12,608,265
Foreign currency, at value (cost $75,899)	75,804
Receivables and other assets:
Investments sold	415,642
Net income from securities lending	6,243
Shares of beneficial interest sold	893,091
Dividends and/or distributions	231,930
Interest	508

Total assets	953,656,629

Liabilities:
Cash collateral received upon return of:
Securities on loan	16,448,138
Payables and other liabilities:
Shares of beneficial interest redeemed	154,427
Investment management fees	645,861
Distribution and service fees	27,521
Transfer agent costs	4,240
Trustees, CCO and deferred compensation fees	3,058
Audit and tax fees	25,277
Custody fees	50,770
Legal fees	5,931
Printing and shareholder reports fees	125,546
Other accrued expenses	7,720

Total liabilities	17,498,489

Net assets	$936,158,140

Net assets consist of:
Capital stock ($0.01 par value)	$307,943
Additional paid-in capital	746,447,398
Total distributable earnings (accumulated losses)	189,402,799

Net assets	$936,158,140

Net assets by class:
Initial Class	$810,104,186
Service Class	126,053,954

Shares outstanding:
Initial Class	26,487,507
Service Class	4,306,751

Net asset value and offering price per share:
Initial Class	$30.58
Service Class	29.27

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$10,053,403
Interest income	247,968
Net income from securities lending	132,935
Withholding taxes on foreign income	(167,906)

Total investment income	10,266,400

Expenses:
Investment management fees	7,977,645
Distribution and service fees:
Service Class	332,990
Transfer agent costs	15,479
Trustees, CCO and deferred compensation fees	34,177
Audit and tax fees	33,939
Custody fees	127,504
Legal fees	52,720
Printing and shareholder reports fees	127,673
Other	25,377

Total expenses	8,727,504

Net investment income (loss)	1,538,896

Net realized gain (loss) on:
Investments	61,354,578
Foreign currency transactions	(23,651)

Net realized gain (loss)	61,330,927

Net change in unrealized appreciation (depreciation) on:
Investments	(79,228,996)
Translation of assets and liabilities denominated in foreign currencies	(221)

Net change in unrealized appreciation (depreciation)	(79,229,217)

Net realized and change in unrealized gain (loss)	(17,898,290)

Net increase (decrease) in net assets resulting from operations	$(16,359,394)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$1,538,896	$475,277
Net realized gain (loss)	61,330,927	46,950,684
Net change in unrealized appreciation (depreciation)	(79,229,217)	159,428,604

Net increase (decrease) in net assets resulting from operations	(16,359,394)	206,854,565

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(41,266,640)	—
Service Class	(6,302,322)	—
Net investment income:
Initial Class	—	(730,193)
Service Class	—	—

Total dividends and/or distributions from net investment income	—	(730,193)

Net realized gains:
Initial Class	—	(4,607,682)
Service Class	—	(750,145)

Total dividends and/or distributions from net realized gains	—	(5,357,827)

Total dividends and/or distributions to shareholders	(47,568,962)	(6,088,020)

Capital share transactions:
Proceeds from shares sold:
Initial Class	195,268,556	12,314,594
Service Class	26,651,396	9,995,353

	221,919,952	22,309,947

Dividends and/or distributions reinvested:
Initial Class	41,266,640	5,337,875
Service Class	6,302,322	750,145

	47,568,962	6,088,020

Cost of shares redeemed:
Initial Class	(104,676,210)	(109,809,032)
Service Class	(18,936,352)	(14,849,742)

	(123,612,562)	(124,658,774)

Net increase (decrease) in net assets resulting from capital share transactions	145,876,352	(96,260,807)

Net increase (decrease) in net assets	81,947,996	104,505,738

Net assets:
Beginning of year	854,210,144	749,704,406

End of year	$936,158,140	$854,210,144

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$352,613

Capital share transactions - shares:
Shares issued:
Initial Class	5,762,144	422,806
Service Class	795,516	361,253

	6,557,660	784,059

Shares reinvested:
Initial Class	1,173,014	185,471
Service Class	187,013	27,101

	1,360,027	212,572

Shares redeemed:
Initial Class	(3,132,402)	(3,730,809)
Service Class	(589,065)	(539,265)

	(3,721,467)	(4,270,074)

Net increase (decrease) in shares outstanding:
Initial Class	3,802,756	(3,122,532)
Service Class	393,464	(150,911)

	4,196,220	(3,273,443)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$32.30	$25.23	$28.35		$35.49	$37.94

Investment operations:
Net investment income (loss) (A)	0.06	0.03	0.04	(B)	(0.25)	0.02
Net realized and unrealized gain (loss)	(0.25)	7.26	(0.66)		(1.61)	(0.00	)(C)

Total investment operations	(0.19)	7.29	(0.62)		(1.86)	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.03)	—		—	—
Net realized gains	(1.51)	(0.19)	(2.50)		(5.28)	(2.47)

Total dividends and/or distributions to shareholders	(1.53)	(0.22)	(2.50)		(5.28)	(2.47)

Net asset value, end of year	$30.58	$32.30	$25.23		$28.35	$35.49

Total return	(1.22)%	29.01%	(2.04)%		(5.03)%	0.02%

Ratio and supplemental data:
Net assets end of year (000’s)	$810,104	$732,785	$651,050		$521,496	$768,562
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.87%		0.87%	0.88%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.86	%(B)	0.87%	0.88%
Net investment income (loss) to average net assets	0.19%	0.09%	0.17	%(B)	(0.76)%	0.05%
Portfolio turnover rate	18%	15%	123%		21%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$31.03	$24.27	$27.44		$34.62	$37.16

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.04)	(0.01	)(B)	(0.33)	(0.07)
Net realized and unrealized gain (loss)	(0.23)	6.99	(0.66)		(1.57)	(0.00	)(C)

Total investment operations	(0.25)	6.95	(0.67)		(1.90)	(0.07)

Dividends and/or distributions to shareholders:
Net realized gains	(1.51)	(0.19)	(2.50)		(5.28)	(2.47)

Net asset value, end of year	$29.27	$31.03	$24.27		$27.44	$34.62

Total return	(1.46)%	28.74%	(2.30)%		(5.26)%	(0.23)%

Ratio and supplemental data:
Net assets end of year (000’s)	$126,054	$121,425	$98,654		$107,324	$115,823
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.08%	1.12%		1.12%	1.13%
Including waiver and/or reimbursement and recapture	1.08%	1.08%	1.11	%(B)	1.12%	1.13%
Net investment income (loss) to average net assets	(0.07)%	(0.16)%	(0.04	)%(B)	(1.02)%	(0.20)%
Portfolio turnover rate	18%	15%	123%		21%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $12,734.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$16,448,138	$—	$—	$—	$16,448,138
Total Borrowings	$16,448,138	$—	$—	$—	$16,448,138

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.805%
Over $500 million up to $1 billion	0.770
Over $1 billion	0.750

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2018
Initial Class	0.90%	May 1, 2019
Service Class	1.15	May 1, 2019
Prior to May 1, 2018
Initial Class	1.10
Service Class	1.25

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 277,404,206	$ —	$ 174,067,548	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 824,289,750	$ 172,092,861	$ (44,349,200)	$ 127,743,661

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,086,120	$ 35,482,842	$ —	$ 730,193	$ 5,357,827	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,849,269	$ 59,809,945	$ —	$ —	$ —	$ 127,743,585

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Mid-Cap Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Janus Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $35,482,842 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

(unaudited)

MARKET ENVIRONMENT

As 2018 began, global gross domestic product (“GDP”) growth was robust, the labor market was continuing to strengthen, and lower U.S. corporate tax rates were taking effect, helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors largely overlooked uncertainty created by trade and other policy initiatives. A sell-off in the fourth quarter of 2018 reflected mounting investor concerns about a range of issues, including the pace of U.S. growth, decelerating expansion in non-U.S. economies, U.S. interest rate increases and their effect on U.S. economic growth, the rising risk of a major trade war with China, the state of U.S. trade alliances with other major trading partners, and uncertainty about domestic policy, which culminated in a partial U.S. government shutdown as the year drew to a close.

Modest negative returns in the Russell 1000® Growth Index benchmark masked strength among select technology, health care and consumer companies. Sectors with sensitivity to commodities prices and cyclical growth such as materials, energy and industrials were especially weak.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Jennison Growth VP, Initial Class returned -0.86%. By comparison, its benchmark, the Russell 1000® Growth Index, returned -1.51%

STRATEGY REVIEW

Information technology positions were strong contributors to Portfolio performance. Digital transformation of the enterprise has become a strategic imperative across many industries and companies. Cloudware, therefore, is no longer primarily a tool to reduce infrastructure costs. Portfolio holdings salesforce.com, Red Hat, Inc., Adobe, Inc., Microsoft Corp., and Workday, Inc., Class A offer mission-critical applications and services that are creating fundamental changes in the way businesses operate.

Payments companies continue to benefit from the long-term shift from cash to electronic credit and debit transactions. Both MasterCard, Inc., Class A and Visa, Inc., Class A have strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. Portfolio holdings Square, Inc., Class A and PayPal Holdings, Inc. offer innovative low-cost, high-security, easy-to-use digital payment options, in particular for mobile and online transactions.

The Portfolio’s long-term holdings in U.S. internet companies continued to contribute meaningfully to performance. Netflix, Inc. continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage. Amazon.com, Inc. benefited from its market position, scale and execution.

Chinese internet companies fared less well. Tencent Holdings, Ltd. was negatively affected by new restrictions on video game approvals implemented by Chinese authorities. While the various business segments of Alibaba Group Holding, Ltd., ADR are providing significant revenue growth, the company’s stock declined on high business investment spending and Chinese government efforts to tighten control of internet and non-traditional financial companies.

After strong performance through much of 2017 and 2018, NVIDIA Corp. fell significantly in 2018’s final quarter, reflecting low- and mid-end gaming graphics processing unit inventory issues that were exacerbated by a slowdown in the cryptocurrency mining boom.

Ongoing concern about data breaches, user-data usage and increased government scrutiny, coupled with maturation of user engagement, continued to loom over Facebook, Inc., Class A. However, the company has significant scale benefits and untapped monetization opportunities that we believe should drive better-than-average growth even with higher costs and restriction in data usage.

Boeing Co. was a top performer in Industrials. Its gain reflected 787 Dreamliner commercial jet cash generation, solid cost controls and ramped-up 737 jet production. The company’s extensive order backlog reflects strong global demand.

Performance of the Portfolio’s health care positions improved over the year, as the “hot button” of drug pricing subsided. Advances in systems for analyzing genetic variation and function continue to broaden the understanding of the clinical significance of the genome. Portfolio holding Illumina, Inc. is at the forefront of this technology. Some biopharmaceutical positions experienced setbacks. Bristol-Myers Squibb Co. fell on signs that its non-small cell lung cancer program has been eclipsed by a competing franchise. However, the potentially broad adoption of immuno-oncology therapy in multiple settings points to avenues of future growth for Bristol-Myers Squibb Co.

Michael A. Del Balso

Kathleen A. McCarragher

Spiros Segalas

Co-Portfolio Managers

Jennison Associates LLC

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.8%
Repurchase Agreement	0.3
Other Investment Company	0.0 *
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(0.86)%	10.26%	15.12%	11/18/1996
Russell 1000® Growth Index (A)	(1.51)%	10.40%	15.29%
Service Class	(1.14)%	9.98%	14.83%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$893.50	$3.63	$1,021.40	$3.87	0.76%
Service Class	1,000.00	892.10	4.82	1,020.10	5.14	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 99.8%
Aerospace & Defense - 4.4%
Boeing Co.	117,906	$ 38,024,685
Safran SA	102,297	12,353,592

		50,378,277

Automobiles - 2.4%
Tesla, Inc. (A)	83,528	27,798,119

Banks - 1.6%
JPMorgan Chase & Co.	192,261	18,768,519

Biotechnology - 4.2%
Alexion Pharmaceuticals, Inc. (A)	132,732	12,922,788
BioMarin Pharmaceutical, Inc. (A)	148,616	12,654,652
Celgene Corp. (A)	95,538	6,123,031
Vertex Pharmaceuticals, Inc. (A)	98,161	16,266,259

		47,966,730

Capital Markets - 2.2%
Goldman Sachs Group, Inc.	76,805	12,830,276
S&P Global, Inc.	76,097	12,931,924

		25,762,200

Chemicals - 0.9%
Albemarle Corp. (B)	130,741	10,076,209

Entertainment - 4.4%
Activision Blizzard, Inc.	235,472	10,965,931
Netflix, Inc. (A)	149,043	39,892,850

		50,858,781

Equity Real Estate Investment Trusts - 1.6%
American Tower Corp.	36,579	5,786,432
Crown Castle International Corp.	110,447	11,997,858

		17,784,290

Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	109,807	22,368,784

Health Care Equipment & Supplies - 1.6%
Edwards Lifesciences Corp. (A)	43,167	6,611,889
Intuitive Surgical, Inc. (A)	24,138	11,560,171

		18,172,060

Health Care Providers & Services - 1.9%
UnitedHealth Group, Inc.	87,816	21,876,722

Hotels, Restaurants & Leisure - 3.6%
Chipotle Mexican Grill, Inc. (A)	19,898	8,591,758
Marriott International, Inc., Class A	167,844	18,221,145
McDonald’s Corp.	78,834	13,998,553

		40,811,456

Interactive Media & Services - 11.9%
Alphabet, Inc., Class A (A)	30,452	31,821,122
Alphabet, Inc., Class C (A)	30,914	32,014,848
Facebook, Inc., Class A (A)	244,039	31,991,072
Tencent Holdings, Ltd.	999,788	40,091,109

		135,918,151

Internet & Direct Marketing Retail - 10.1%
Alibaba Group Holding, Ltd., ADR (A)	232,450	31,861,921
Amazon.com, Inc. (A)	46,351	69,617,811
Booking Holdings, Inc. (A)	6,556	11,292,186
Farfetch, Ltd., Class A (A)	122,004	2,160,691

		114,932,609

	Shares	Value
COMMON STOCKS (continued)
IT Services - 10.1%
FleetCor Technologies, Inc. (A)	80,690	$ 14,985,747
Mastercard, Inc., Class A	233,124	43,978,842
PayPal Holdings, Inc. (A)	141,046	11,860,558
Square, Inc., Class A (A)	139,986	7,851,815
Visa, Inc., Class A	283,101	37,352,346

		116,029,308

Life Sciences Tools & Services - 1.9%
Illumina, Inc. (A)	73,024	21,902,088

Oil, Gas & Consumable Fuels - 0.5%
Concho Resources, Inc. (A)	51,899	5,334,698

Personal Products - 1.4%
Estee Lauder Cos., Inc., Class A	124,614	16,212,281

Pharmaceuticals - 4.2%
AstraZeneca PLC, ADR	656,653	24,939,681
Bristol-Myers Squibb Co.	178,647	9,286,071
Merck & Co., Inc.	182,537	13,947,652

		48,173,404

Road & Rail - 1.0%
Union Pacific Corp.	83,336	11,519,535

Semiconductors & Semiconductor Equipment - 3.0%
Broadcom, Inc.	64,479	16,395,720
NVIDIA Corp.	130,224	17,384,904

		33,780,624

Software - 16.4%
Adobe, Inc. (A)	139,646	31,593,511
Microsoft Corp.	603,169	61,263,875
Red Hat, Inc. (A)	72,322	12,702,636
salesforce.com, Inc. (A)	320,916	43,955,865
ServiceNow, Inc. (A)	43,943	7,824,051
Splunk, Inc. (A)	122,832	12,878,935
Workday, Inc., Class A (A)	107,914	17,231,708

		187,450,581

Specialty Retail - 1.6%
Home Depot, Inc.	105,054	18,050,378

Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	236,018	37,229,479

Textiles, Apparel & Luxury Goods - 3.6%
Kering SA, ADR	313,254	14,646,191
Lululemon Athletica, Inc. (A)	49,237	5,987,711
NIKE, Inc., Class B	278,913	20,678,610

		41,312,512

Total Common Stocks (Cost $1,009,209,505)		1,140,467,795

OTHER INVESTMENT COMPANY - 0.0% (C)
Securities Lending Collateral - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (D)	397,451	397,451

Total Other Investment Company (Cost $397,451)		397,451

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

Principal	Value
REPURCHASE AGREEMENT - 0.3%

Fixed Income Clearing Corp., 1.45% (D), dated 12/31/2018, to be repurchased at $2,939,938 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.88%, due 07/31/2025, and with a value of $3,001,348.

$ 2,939,701	$ 2,939,701

Total Repurchase Agreement (Cost $2,939,701)	2,939,701

Total Investments (Cost $1,012,546,657)	1,143,804,947
Net Other Assets (Liabilities) - (0.1)%	(1,080,039)

Net Assets - 100.0%	$ 1,142,724,908

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,088,023,094	$52,444,701	$—	$1,140,467,795
Other Investment Company	397,451	—	—	397,451
Repurchase Agreement	—	2,939,701	—	2,939,701

Total Investments	$1,088,420,545	$55,384,402	$—	$1,143,804,947

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $388,972. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $1,009,606,956) (including securities loaned of $388,972)	$1,140,865,246
Repurchase agreement, at value (cost $2,939,701)	2,939,701
Receivables and other assets:
Net income from securities lending	611
Shares of beneficial interest sold	61,430
Dividends and/or distributions	225,811
Interest	118
Tax reclaims	52,969

Total assets	1,144,145,886

Liabilities:
Cash collateral received upon return of:
Securities on loan	397,451
Payables and other liabilities:
Shares of beneficial interest redeemed	86,274
Investment management fees	756,109
Distribution and service fees	33,541
Transfer agent costs	5,411
Trustees, CCO and deferred compensation fees	3,693
Audit and tax fees	27,606
Custody fees	65,894
Legal fees	7,998
Printing and shareholder reports fees	27,480
Other accrued expenses	9,521

Total liabilities	1,420,978

Net assets	$1,142,724,908

Net assets consist of:
Capital stock ($0.01 par value)	$1,206,384
Additional paid-in capital	825,255,905
Total distributable earnings (accumulated losses)	316,262,619

Net assets	$1,142,724,908

Net assets by class:
Initial Class	$990,335,503
Service Class	152,389,405

Shares outstanding:
Initial Class	103,745,561
Service Class	16,892,888

Net asset value and offering price per share:
Initial Class	$9.55
Service Class	9.02

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$12,062,202
Interest income	110,746
Net income from securities lending	51,848
Withholding taxes on foreign income	(275,676)

Total investment income	11,949,120

Expenses:
Investment management fees	9,617,976
Distribution and service fees:
Service Class	429,505
Transfer agent costs	20,161
Trustees, CCO and deferred compensation fees	43,514
Audit and tax fees	37,732
Custody fees	158,868
Legal fees	68,751
Printing and shareholder reports fees	28,093
Other	33,413

Total expenses	10,438,013

Net investment income (loss)	1,511,107

Net realized gain (loss) on:
Investments	185,443,682
Foreign currency transactions	(1,549)

Net realized gain (loss)	185,442,133

Net change in unrealized appreciation (depreciation) on:
Investments	(205,920,083)
Translation of assets and liabilities denominated in foreign currencies	(1,793)

Net change in unrealized appreciation (depreciation)	(205,921,876)

Net realized and change in unrealized gain (loss)	(20,479,743)

Net increase (decrease) in net assets resulting from operations	$(18,968,636)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$1,511,107	$152,293
Net realized gain (loss)	185,442,133	154,920,157
Net change in unrealized appreciation (depreciation)	(205,921,876)	187,879,930

Net increase (decrease) in net assets resulting from operations	(18,968,636)	342,952,380

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(134,421,151)	—
Service Class	(19,791,239)	—
Net investment income:
Initial Class	—	(64,965)

Total dividends and/or distributions from net investment income	—	(64,965)

Net realized gains:
Initial Class	—	(102,970,132)
Service Class	—	(15,108,657)

Total dividends and/or distributions from net realized gains	—	(118,078,789)

Total dividends and/or distributions to shareholders	(154,212,390)	(118,143,754)

Capital share transactions:
Proceeds from shares sold:
Initial Class	246,415,117	15,747,076
Service Class	22,618,775	26,686,153

	269,033,892	42,433,229

Dividends and/or distributions reinvested:
Initial Class	134,421,151	103,035,097
Service Class	19,791,239	15,108,657

	154,212,390	118,143,754

Cost of shares redeemed:
Initial Class	(277,699,772)	(151,109,172)
Service Class	(28,587,556)	(19,918,355)

	(306,287,328)	(171,027,527)

Net increase (decrease) in net assets resulting from capital share transactions	116,958,954	(10,450,544)

Net increase (decrease) in net assets	(56,222,072)	214,358,082

Net assets:
Beginning of year	1,198,946,980	984,588,898

End of year	$1,142,724,908	$1,198,946,980

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$127,681

Capital share transactions - shares:
Shares issued:
Initial Class	20,246,318	1,534,032
Service Class	2,089,621	2,775,419

	22,335,939	4,309,451

Shares reinvested:
Initial Class	12,209,006	10,655,129
Service Class	1,899,351	1,638,683

	14,108,357	12,293,812

Shares redeemed:
Initial Class	(25,148,329)	(14,900,138)
Service Class	(2,751,048)	(2,015,520)

	(27,899,377)	(16,915,658)

Net increase (decrease) in shares outstanding:
Initial Class	7,306,995	(2,710,977)
Service Class	1,237,924	2,398,582

	8,544,919	(312,395)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014
Net asset value, beginning of year	$10.77		$8.80		$10.80		$10.54		$10.71

Investment operations:
Net investment income (loss) (A)	0.02		0.00	(B)	0.00	(B)(C)	(0.00	)(B)	(0.00	)(B)
Net realized and unrealized gain (loss)	0.06	(D)	3.08		(0.15)		1.14		1.04

Total investment operations	0.08		3.08		(0.15)		1.14		1.04

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	—		—		—
Net realized gains	(1.30)		(1.11)		(1.85)		(0.88)		(1.21)

Total dividends and/or distributions to shareholders	(1.30)		(1.11)		(1.85)		(0.88)		(1.21)

Net asset value, end of year	$9.55		$10.77		$8.80		$10.80		$10.54

Total return	(0.86)%		36.44%		(1.65)%		11.40%		9.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$990,336		$1,038,335		$872,589		$902,263		$1,049,200
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%		0.79%		0.80%		0.77%		0.79%
Including waiver and/or reimbursement and recapture	0.76%		0.79%		0.79	%(C)	0.77%		0.79	%(E)
Net investment income (loss) to average net assets	0.15%		0.05%		0.03	%(C)	(0.02)%		(0.02)%
Portfolio turnover rate	52%		50%		60%		32%		36%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

Service Class
December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$10.26	$8.45	$10.47	$10.27	$10.48

Investment operations:
Net investment income (loss) (A)	(0.01)	(0.02)	(0.02	)(B)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.07	(C)	2.94	(0.15)	1.11	1.03

Total investment operations	0.06	2.92	(0.17)	1.08	1.00

Dividends and/or distributions to shareholders:
Net realized gains	(1.30)	(1.11)	(1.85)	(0.88)	(1.21)

Net asset value, end of year	$9.02	$10.26	$8.45	$10.47	$10.27

Total return	(1.14)%	36.03%	(1.90)%	11.11%	9.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$152,389	$160,612	$112,000	$125,108	$89,936
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.04%	1.05%	1.02%	1.04%
Including waiver and/or reimbursement and recapture	1.01%	1.04%	1.04	%(B)	1.02%	1.04	%(D)
Net investment income (loss) to average net assets	(0.10)%	(0.21)%	(0.23	)%(B)	(0.28)%	(0.27)%
Portfolio turnover rate	52%	50%	60%	32%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $40,775.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$397,451	$—	$—	$—	$397,451
Total Borrowings	$397,451	$—	$—	$—	$397,451

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.83%
Over $250 million up to $500 million	0.78
Over $500 million up to $1 billion	0.73
Over $1 billion	0.63

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.89%	May 1, 2019
Service Class	1.14	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 665,877,765	$ —	$ 692,724,033	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,014,102,210	$ 176,388,337	$ (46,685,600)	$ 129,702,737

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,887,424	$ 151,324,966	$ —	$ 64,965	$ 118,078,789	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,830,505	$ 181,728,069	$ —	$ —	$ —	$ 129,704,045

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Jennison Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Jennison Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Jennison Growth VP

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Portfolio has made a long-term capital gain designation of $151,324,966 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

MARKET ENVIRONMENT

The year 2018 was a challenging year for risk assets across the board. On a relative basis, U.S. large-cap equity had been the sole performing equity market going into the fourth quarter and was the best-performing equity market for the year on a relative basis. Global equity markets were down for the year, as both developed and emerging markets produced negative returns. The end-of-year rally in sovereign bonds, driven by lower oil prices and expectations of a moderated pace of monetary tightening in 2019, pushed 2018 high-grade fixed income returns into positive territory. U.S. fixed income markets, were flat on the year.

A pickup in volatility – driven by tightening financial conditions and fears of declining global growth – underscored a difficult year for equity markets. Early in the year, above-trend global growth was offset by increased trade tensions between the U.S. and China, along with concerns over European populism. Towards mid-year, solid earnings revisions and cycle-high consumer confidence within the U.S. led to a divergence between U.S. equity performance and the rest of the world. U.S. equity markets produced double-digit returns through the third quarter, whereas dollar strength and rising U.S. rates were a headwind for international and emerging markets. Global equities struggled mightily to close out the year, as concerns in the fourth quarter over late-cycle slowing, tightening global liquidity, trade protectionism, corporate leverage and political gridlock all coalesced to drive a re-pricing of growth prospects.

Developed market government bonds produced modest returns in 2018, while credit markets struggled, particularly in the fourth quarter as high-yield credit spreads widened on the back of declining equity markets. The 10-year Treasury yield increased to a high in November, before retreating at the end of the year, with part of the year-end rally due to the U.S. Federal Reserve (“Fed”) lowering interest rate expectations in 2019 from four to three rate increases. Over the year, the Fed raised the federal funds target rate four times, by 25 basis points each, moving from 1.50% to 2.50%. Corporate investment-grade credit struggled as a result of high supply, long duration and weakening fundamentals. High-yield markets faced headwinds due to the asset class’s exposure to oil, as oil prices collapsed in the fourth quarter. Emerging markets debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.

Global growth has slowed and while we still view U.S. recession risk as low in an absolute sense, we believe it has risen in the past months. We maintain a moderated risk position in the Portfolio reflecting a more cautious tone as we navigate late cycle economic slowdown and rising uncertainties. Financial conditions continue to tighten, trade protectionism and political gridlock all weigh on growth prospects, which supports our incrementally more negative view in the near term. The U.S. remains our preferred equity market, reflecting our view that it would outperform in a recession-induced equity sell-off. Our overweight to duration has been mitigated as a result of the recent bond rally and we continue to prefer U.S. Treasuries within the asset class. Finally, amid heightened volatility, we’re leaning more into cash.

PERFORMANCE

For the year ended December 31, 2018, Transamerica JPMorgan Asset Allocation – Conservative VP, Initial Class returned -3.98%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Wilshire 5000 Total Market IndexSM, returned 0.01% and -5.29%, respectively.

STRATEGY REVIEW

The Transamerica JPMorgan Asset Allocation – Conservative VP underperformed its internal blended benchmark net of fees for the one year period ended December 31, 2018. Underperformance versus the internal blended benchmark was driven by negative contribution from security selection and strategic asset allocation decisions during the period. The risk management framework was active and had a significant positive impact on performance during the period.

With regard to tactical asset allocation, the Portfolio de-emphasized non-U.S. equity markets, which contributed significantly to performance during the year. More specifically, our underweight to Europe ex U.K. and emerging markets equities were the biggest contributors as both markets underperformed global equities for the year. Within fixed income, we expressed a preference for credit relative to government bonds, which was a slight detractor from performance for the year. Duration detracted from performance as global rates ended the year higher than where they began.

Underlying manager performance significantly detracted from performance over the one-year period ended December 31, 2018. Manager underperformance was led by the Transamerica Unconstrained Bond and Transamerica International Growth strategies, which both meaningfully underperformed their respective benchmarks. Though overall security selection was negative, some strategies did outperform their respective benchmarks, such as the Transamerica WMC US Growth VP and Transamerica Mid Cap Value Opportunities strategies.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo, Ph.D.

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	41.1%
U.S. Equity Funds	21.7
U.S. Mixed Allocation Fund	17.2
International Equity Funds	11.2
International Alternative Fund	6.2
U.S. Government Obligation	1.0
Repurchase Agreement	1.0
Net Other Assets (Liabilities)^	0.6
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(3.98)%	2.57%	6.45%	05/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	3.48%
Wilshire 5000 Total Market IndexSM (B)	(5.29)%	7.69%	13.21%
Service Class	(4.28)%	2.31%	6.18%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$971.60	$0.75	$1,024.40	$0.77	0.15%
Service Class	1,000.00	970.50	1.99	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 97.4%
International Alternative Fund - 6.2%
Transamerica Unconstrained Bond (A)	8,165,235	$ 77,406,431

International Equity Funds - 11.2%
Transamerica Emerging Markets Equity (A)	2,537,933	23,171,332
Transamerica International Equity (A)	4,242,591	66,014,709
Transamerica International Growth (A)	5,711,446	35,296,736
Transamerica International Small Cap Value (A)	1,481,365	16,087,621

		140,570,398

U.S. Equity Funds - 21.7%
Transamerica Jennison Growth VP (A)	3,608,286	34,459,129
Transamerica JPMorgan Enhanced Index VP (A)	5,462,920	105,434,357
Transamerica JPMorgan Mid Cap Value VP (A)	1,091,117	15,755,731
Transamerica Large Cap Value (A)	5,255,984	52,244,478
Transamerica Mid Cap Value Opportunities (A)	1,706,661	16,776,476
Transamerica T. Rowe Price Small Cap VP (A)	1,449,356	19,986,614
Transamerica WMC US Growth VP (A)	1,074,663	28,865,449

		273,522,234

U.S. Fixed Income Funds - 41.1%
Transamerica Core Bond (A)	14,683,177	141,692,657
Transamerica Floating Rate (A)	4,182,419	39,732,984
Transamerica High Yield Bond (A)	1,614,542	13,868,912
Transamerica Intermediate Bond (A)	32,700,651	321,774,405

		517,068,958

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Mixed Allocation Fund - 17.2%
Transamerica PIMCO Total Return VP (A)	19,497,407	$ 216,811,161

Total Investment Companies (Cost $1,297,011,090)		1,225,379,182

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.0%
U.S. Treasury - 1.0%
U.S. Treasury Note 1.13%, 01/31/2019 (B)	$ 13,050,000	13,037,517

Total U.S. Government Obligation (Cost $12,966,611)		13,037,517

REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $12,372,174 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $12,623,278.	12,371,177	12,371,177

Total Repurchase Agreement (Cost $12,371,177)		12,371,177

Total Investments (Cost $1,322,348,878)		1,250,787,876
Net Other Assets (Liabilities) - 0.6%		6,961,654

Net Assets - 100.0%		$ 1,257,749,530

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	188	03/29/2019	$21,221,956	$21,561,250	$339,294	$—
CAD Currency	Long	136	03/19/2019	10,180,285	9,997,360	—	(182,925)
E-Mini Russell 2000® Index	Short	(371)	03/15/2019	(25,627,582)	(25,023,950)	603,632	—
EURO STOXX 50® Index	Short	(819)	03/15/2019	(28,917,683)	(27,907,093)	1,010,590	—
MSCI EAFE Index	Short	(411)	03/15/2019	(36,153,039)	(35,263,800)	889,239	—
MSCI Emerging Markets Index	Short	(55)	03/15/2019	(2,714,411)	(2,658,700)	55,711	—
S&P 500® E-Mini Index	Short	(298)	03/15/2019	(38,217,258)	(37,327,480)	889,778	—

Total						$3,788,244	$(182,925)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,225,379,182	$—	$—	$1,225,379,182
U.S. Government Obligation	—	13,037,517	—	13,037,517
Repurchase Agreement	—	12,371,177	—	12,371,177

Total Investments	$1,225,379,182	$25,408,694	$—	$1,250,787,876

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION (continued):

Valuation Inputs (continued) (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Futures Contracts (E)	$3,788,244	$—	$—	$3,788,244

Total Other Financial Instruments	$3,788,244	$—	$—	$3,788,244

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(182,925)	$—	$—	$(182,925)

Total Other Financial Instruments	$(182,925)	$—	$—	$(182,925)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (F)	Net Change in Unrealized Appreciation (Depreciation) (F)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (F)	Net Capital Gain Distributions
Transamerica Core Bond	$169,515,827	$4,649,386	$(27,545,509)	$(2,703,143)	$(2,223,904)	$141,692,657	14,683,177	$4,649,386	$—
Transamerica Developing Markets Equity	43,683,241	—	(44,051,126)	11,210,783	(10,842,898)	—	—	—	—
Transamerica Emerging Markets Equity	—	28,194,139	—	—	(5,022,807)	23,171,332	2,537,933	266,141	—
Transamerica Floating Rate	7,833,748	36,970,718	(3,166,454)	60,709	(1,965,737)	39,732,984	4,182,419	1,684,250	—
Transamerica High Yield Bond	88,576,986	1,607,545	(74,051,380)	(320,009)	(1,944,230)	13,868,912	1,614,542	1,607,489	—
Transamerica Intermediate Bond	357,290,464	12,709,271	(35,876,170)	(1,060,010)	(11,289,150)	321,774,405	32,700,651	9,542,838	—
Transamerica International Equity	85,374,754	5,914,043	(9,576,161)	727,401	(16,425,328)	66,014,709	4,242,591	1,469,418	2,077,258
Transamerica International Growth	45,271,702	5,928,042	(2,202,742)	185,467	(13,885,733)	35,296,736	5,711,446	776,873	5,151,168
Transamerica International Small Cap Value	21,984,687	1,256,203	(2,821,261)	404,169	(4,736,177)	16,087,621	1,481,365	320,634	935,569
Transamerica Jennison Growth VP	33,517,377	20,823,163	(13,516,353)	1,083,016	(7,448,074)	34,459,129	3,608,286	97,316	5,044,249
Transamerica JPMorgan Enhanced Index VP	148,001,482	6,744,625	(37,875,052)	7,966,608	(19,403,306)	105,434,357	5,462,920	3,088,923	3,655,702
Transamerica JPMorgan Mid Cap Value VP	22,145,325	694,403	(4,337,647)	329,743	(3,076,093)	15,755,731	1,091,117	249,660	444,743
Transamerica Large Cap Value	66,891,169	6,131,336	(9,003,147)	613,590	(12,388,470)	52,244,478	5,255,984	943,031	5,188,305
Transamerica Mid Cap Value Opportunities	22,426,596	1,385,100	(4,252,992)	486,875	(3,269,103)	16,776,476	1,706,661	241,950	1,143,151
Transamerica PIMCO Total Return VP	239,980,715	7,211,933	(21,353,557)	(1,192,445)	(7,835,485)	216,811,161	19,497,407	7,211,933	—
Transamerica T. Rowe Price Small Cap VP	29,114,603	5,143,033	(11,583,250)	2,155,286	(4,843,058)	19,986,614	1,449,356	27,564	1,608,119
Transamerica Unconstrained Bond	22,419,935	68,255,499	(7,470,528)	(119,081)	(5,679,394)	77,406,431	8,165,235	3,132,420	—
Transamerica WMC US Growth VP	34,274,471	8,159,741	(10,618,717)	2,114,001	(5,064,047)	28,865,449	1,074,663	689,321	2,582,336

Total	$1,438,303,082	$221,778,180	$(319,302,046)	$21,942,960	$(137,342,994)	$1,225,379,182	114,465,753	$35,999,147	$27,830,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $8,252,099.
(C)	Rate disclosed reflects the yield at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(F)	Does not reflect certain tax adjustments.

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $1,297,011,090)	$1,225,379,182
Unaffiliated investments, at value (cost $12,966,611)	13,037,517
Repurchase agreement, at value (cost $12,371,177)	12,371,177
Cash	6,654,557
Receivables and other assets:
Shares of beneficial interest sold	12,358
Dividends and/or distributions	558,592
Interest	61,936
Variation margin receivable on futures contracts	1,343,273

Total assets	1,259,418,592

Liabilities:
Payables and other liabilities:
Investments purchased	558,592
Shares of beneficial interest redeemed	591,707
Investment management fees	132,179
Distribution and service fees	221,637
Transfer agent costs	5,234
Trustees, CCO and deferred compensation fees	4,060
Audit and tax fees	27,614
Custody fees	60,373
Legal fees	9,151
Printing and shareholder reports fees	47,802
Other accrued expenses	10,713

Total liabilities	1,669,062

Net assets	$1,257,749,530

Net assets consist of:
Capital stock ($0.01 par value)	$1,274,478
Additional paid-in capital	1,250,616,325
Total distributable earnings (accumulated losses)	5,858,727

Net assets	$1,257,749,530

Net assets by class:
Initial Class	$224,325,329
Service Class	1,033,424,201

Shares outstanding:
Initial Class	22,509,879
Service Class	104,937,966

Net asset value and offering price per share:
Initial Class	$9.97
Service Class	9.85

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$35,709,354
Interest income from unaffiliated investments	212,043

Total investment income	35,921,397

Expenses:
Investment management fees	1,706,674
Distribution and service fees:
Service Class	2,847,499
Transfer agent costs	20,916
Trustees, CCO and deferred compensation fees	45,542
Audit and tax fees	37,853
Custody fees	129,564
Legal fees	72,845
Printing and shareholder reports fees	51,122
Other	48,714

Total expenses before waiver and/or reimbursement and recapture	4,960,729

Expenses waived and/or reimbursed:
Initial Class	(466)
Service Class	(2,094)

Net expenses	4,958,169

Net investment income (loss)	30,963,228

Net realized gain (loss) on:
Affiliated investments	21,945,682
Unaffiliated investments	17,013
Capital gain distributions received from affiliated investment companies	27,830,600
Futures contracts	(3,200,813)
Foreign currency transactions	19,875

Net realized gain (loss)	46,612,357

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(137,055,923)
Unaffiliated investments	60,375
Futures contracts	(396,720)
Translation of assets and liabilities denominated in foreign currencies	(6,409)

Net change in unrealized appreciation (depreciation)	(137,398,677)

Net realized and change in unrealized gain (loss)	(90,786,320)

Net increase (decrease) in net assets resulting from operations	$(59,823,092)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$30,963,228	$22,913,368
Net realized gain (loss)	46,612,357	52,448,700
Net change in unrealized appreciation (depreciation)	(137,398,677)	97,755,843

Net increase (decrease) in net assets resulting from operations	(59,823,092)	173,117,911

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(15,176,967)	—
Service Class	(65,295,495)	—
Net investment income:
Initial Class	—	(5,656,429)
Service Class	—	(22,259,193)

Total dividends and/or distributions from net investment income	—	(27,915,622)

Net realized gains:
Initial Class	—	(4,245,994)
Service Class	—	(18,938,881)

Total dividends and/or distributions from net realized gains	—	(23,184,875)

Total dividends and/or distributions to shareholders	(80,472,462)	(51,100,497)

Capital share transactions:
Proceeds from shares sold:
Initial Class	26,066,878	19,827,678
Service Class	21,478,141	31,099,907

	47,545,019	50,927,585

Dividends and/or distributions reinvested:
Initial Class	15,176,967	9,902,423
Service Class	65,295,495	41,198,074

	80,472,462	51,100,497

Cost of shares redeemed:
Initial Class	(61,534,525)	(55,165,082)
Service Class	(142,897,263)	(128,735,504)

	(204,431,788)	(183,900,586)

Net increase (decrease) in net assets resulting from capital share transactions	(76,414,307)	(81,872,504)

Net increase (decrease) in net assets	(216,709,861)	40,144,910

Net assets:
Beginning of year	1,474,459,391	1,434,314,481

End of year	$1,257,749,530	$1,474,459,391

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$22,596,956

Capital share transactions - shares:
Shares issued:
Initial Class	2,440,680	1,845,326
Service Class	2,028,574	2,941,489

	4,469,254	4,786,815

Shares reinvested:
Initial Class	1,449,567	938,618
Service Class	6,302,654	3,946,176

	7,752,221	4,884,794

Shares redeemed:
Initial Class	(5,791,834)	(5,152,722)
Service Class	(13,490,123)	(12,185,695)

	(19,281,957)	(17,338,417)

Net increase (decrease) in shares outstanding:
Initial Class	(1,901,587)	(2,368,778)
Service Class	(5,158,895)	(5,298,030)

	(7,060,482)	(7,666,808)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.06		$10.18	$10.15		$11.05	$11.30

Investment operations:
Net investment income (loss) (A)	0.26		0.19	0.21	(B)	0.21	0.23
Net realized and unrealized gain (loss)	(0.69)		1.09	0.26		(0.42)	0.02

Total investment operations	(0.43)		1.28	0.47		(0.21)	0.25

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.23)	(0.21)		(0.25)	(0.31)
Net realized gains	(0.46)		(0.17)	(0.23)		(0.44)	(0.19)

Total dividends and/or distributions to shareholders	(0.66)		(0.40)	(0.44)		(0.69)	(0.50)

Net asset value, end of year	$9.97		$11.06	$10.18		$10.15	$11.05

Total return	(3.98)%		12.81%	4.62%		(1.96)%	2.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$224,325		$270,096	$272,589		$293,085	$366,775
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%		0.15%	0.14%		0.14%	0.15%
Including waiver and/or reimbursement and recapture	0.15	%(D)	0.15%	0.13	%(B)	0.14%	0.15%
Net investment income (loss) to average net assets	2.45%		1.77%	2.09	%(B)	1.89%	2.05%
Portfolio turnover rate	12%		7%	68%		51%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$10.94		$10.07	$10.05		$10.94	$11.19

Investment operations:
Net investment income (loss) (A)	0.23		0.16	0.19	(B)	0.18	0.20
Net realized and unrealized gain (loss)	(0.69)		1.08	0.24		(0.41)	0.02

Total investment operations	(0.46)		1.24	0.43		(0.23)	0.22

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.20)	(0.18)		(0.22)	(0.28)
Net realized gains	(0.46)		(0.17)	(0.23)		(0.44)	(0.19)

Total dividends and/or distributions to shareholders	(0.63)		(0.37)	(0.41)		(0.66)	(0.47)

Net asset value, end of year	$9.85		$10.94	$10.07		$10.05	$10.94

Total return	(4.28)%		12.56%	4.30%		(2.14)%	1.95%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,033,425		$1,204,363	$1,161,725		$1,192,169	$1,263,360
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%		0.40%	0.39%		0.39%	0.40%
Including waiver and/or reimbursement and recapture	0.40	%(D)	0.40%	0.38	%(B)	0.39%	0.40%
Net investment income (loss) to average net assets	2.20%		1.53%	1.86	%(B)	1.69%	1.84%
Portfolio turnover rate	12%		7%	68%		51%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective January 12, 2018, Transamerica Asset Allocation – Conservative VP changed its name to Transamerica JPMorgan Asset Allocation – Conservative VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$339,294	$—	$3,448,950	$—	$—	$3,788,244
Total	$339,294	$—	$3,448,950	$—	$—	$3,788,244

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(182,925)	$—	$—	$—	$(182,925)
Total	$—	$(182,925)	$—	$—	$—	$(182,925)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$465,732	$711,234	$(4,377,779)	$—	$—	$(3,200,813)
Total	$465,732	$711,234	$(4,377,779)	$—	$—	$(3,200,813)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(471,634)	$(1,100,978)	$1,175,892	$—	$—	$(396,720)
Total	$(471,634)	$(1,100,978)	$1,175,892	$—	$—	$(396,720)

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 184,805,579	$ (155,359,417)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2019
Service Class	0.50	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 157,949,694	$ 8,853,435	$ 326,964,651	$ 4,288,594

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and distribution redesignations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ 1	$ (1)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,323,559,902	$ 7,425,596	$ (80,197,622)	$ (72,772,026)

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 38,481,025	$ 41,991,437	$ —	$ 33,705,155	$ 17,395,342	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 30,877,070	$ 47,823,801	$ —	$ —	$ (70,906)	$ (72,771,238)

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolios’ financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JP Morgan Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JP Morgan Asset Allocation – Conservative VP (formerly Transamerica Asset Allocation – Conservative VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $41,991,437 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 8,587,818	$ 317,695

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

The year 2018 was a challenging year for risk assets across the board. On a relative basis, U.S. large-cap equity had been the sole performing equity market going into the fourth quarter and was the best-performing equity market for the year on a relative basis. Global equity markets were down for the year, as both developed and emerging markets produced negative returns. The end-of-year rally in sovereign bonds, driven by lower oil price and expectations of a moderated pace of monetary tightening in 2019, pushed 2018 high-grade fixed income returns into positive territory. U.S. fixed income markets, were flat on the year.

A pickup in volatility – driven by tightening financial conditions and fears of declining global growth – underscored a difficult year for equity markets. Early in the year, above-trend global growth was offset by increased trade tensions between the U.S. and China, along with concerns over European populism. Towards mid-year, solid earnings revisions and cycle-high consumer confidence within the U.S. led to a divergence between U.S. equity performance and the rest of the world. U.S. equity markets produced double-digit returns through the third quarter, whereas dollar strength and rising U.S. rates were a headwind for international and emerging markets. Global equities struggled mightily to close out the year, as concerns in the fourth quarter over late-cycle slowing, tightening global liquidity, trade protectionism, corporate leverage and political gridlock all coalesced to drive a re-pricing of growth prospects.

Developed market government bonds produced modest returns in 2018, while credit markets struggled, particularly in the fourth quarter as high-yield credit spreads widened on the back of declining equity markets. The 10-year Treasury yield increased to a high in November, before retreating at the end of the year, with part of the year-end rally due to the U.S. Federal Reserve (“Fed”) lowering interest rate expectations in 2019 from four to three hikes. Over the year, the Fed raised the federal funds target rate four times, by 25 basis points each time, moving from 1.50% to 2.50% by year end. Corporate investment-grade credit struggled as a result of high supply, long duration and weakening fundamentals. High-yield markets faced headwinds due to the asset class’s exposure to oil, as oil prices collapsed in the fourth quarter. Emerging markets debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.

Global growth has slowed and while we still view U.S. recession risk as low in an absolute sense, we believe it has risen in the past months. We maintain a moderated risk position in the portfolios reflecting a more cautious tone as we navigate late cycle economic slowdown and rising uncertainties. Financial conditions continue to tighten, trade protectionism and political gridlock all weigh on growth prospects, which supports our incrementally more negative view in the near term. The U.S. remains our preferred equity market, reflecting our view that it would outperform in a recession-induced equity sell-off. Our overweight to duration has been mitigated as a result of the recent bond rally and we continue to prefer U.S. Treasuries within the asset class. Finally, amid heightened volatility, we’re leaning more into cash.

PERFORMANCE

For the year ended December 31, 2018, Transamerica JPMorgan Asset Allocation – Growth VP, Initial Class returned -10.39%. By comparison, its benchmark, the Wilshire 5000 Total Market IndexSM, returned -5.29%.

STRATEGY REVIEW

The Transamerica JPMorgan Asset Allocation – Growth VP Portfolio underperformed its blended internal benchmark net of fees for the one year period ended December 31, 2018. Underperformance versus the internal benchmark was driven by negative contribution from security selection and strategic asset allocation decisions during the period.

With regard to tactical asset allocation, the Portfolio de-emphasized non-U.S. equity markets, which contributed significantly to performance during the year. More specifically, our underweight to Europe ex U.K. and emerging markets equities were the biggest contributors as both markets underperformed global equities for the year. The portfolio also held an opportunistic allocation to extended credit, which slightly detracted from performance during the year.

Underlying manager performance significantly detracted from performance over the one-year period. Manager underperformance was led by the Transamerica Unconstrained Bond and Transamerica Small Cap Value strategies, which both meaningfully underperformed their respective benchmarks. Though overall security selection was negative, some strategies did outperform their respective benchmarks, such as the Transamerica WMC US Growth VP and Transamerica Janus Mid-Cap Growth VP strategies.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo, Ph.D.

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	54.9%
International Equity Funds	25.9
U.S. Alternative Fund	8.2
U.S. Fixed Income Funds	6.2
International Alternative Fund	3.2
Repurchase Agreement	0.7
U.S. Government Obligation	0.6
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(10.39)%	3.60%	9.17%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	(5.29)%	7.69%	13.21%
Service Class	(10.70)%	3.34%	8.89%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$888.20	$0.76	$1,024.40	$0.82	0.16%
Service Class	1,000.00	887.10	1.95	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 98.4%
International Alternative Fund - 3.2%
Transamerica Unconstrained Bond (A)	2,827,622	$ 26,805,852

International Equity Funds - 25.9%
Transamerica Emerging Markets Equity (A)	2,909,577	26,564,438
Transamerica International Equity (A)	6,441,935	100,236,508
Transamerica International Growth (A)	11,772,123	72,751,719
Transamerica International Small Cap Value (A)	1,808,246	19,637,551

		219,190,216

U.S. Alternative Fund - 8.2%
Transamerica BlackRock Global Real Estate Securities VP (A)	6,469,721	69,872,984

U.S. Equity Funds - 54.9%
Transamerica Janus Mid-Cap Growth VP (A)	705,951	21,587,968
Transamerica Jennison Growth VP (A)	8,090,174	77,261,159
Transamerica JPMorgan Enhanced Index VP (A)	4,711,789	90,937,525
Transamerica JPMorgan Mid Cap Value VP (A)	446,868	6,452,780
Transamerica Large Cap Value (A)	13,372,671	132,924,352
Transamerica Mid Cap Value Opportunities (A)	1,566,975	15,403,366
Transamerica Small Cap Value (A)	1,847,176	15,811,826
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	3,075	1,912
Transamerica T. Rowe Price Small Cap VP (A)	1,915,882	26,420,019
Transamerica WMC US Growth VP (A)	2,887,912	77,569,313

		464,370,220

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 6.2%
Transamerica Floating Rate (A)	2,780,082	$ 26,410,782
Transamerica High Yield Bond (A)	3,056,649	26,256,619

		52,667,401

Total Investment Companies (Cost $906,209,320)		832,906,673

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.6%
U.S. Treasury - 0.6%
U.S. Treasury Note 1.13%, 01/31/2019 (F)	$ 4,990,000	4,985,227

Total U.S. Government Obligation (Cost $4,959,699)		4,985,227

REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 1.45% (G), dated 12/31/2018, to be repurchased at $5,922,129 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $6,044,879.	5,921,652	5,921,652

Total Repurchase Agreement (Cost $5,921,652)		5,921,652

Total Investments (Cost $917,090,671)		843,813,552
Net Other Assets (Liabilities) - 0.3%		2,734,706

Net Assets - 100.0%		$ 846,548,258

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(341)	03/29/2019	$(38,444,369)	$(39,108,437)	$—	$(664,068)
CAD Currency	Long	241	03/19/2019	18,040,523	17,715,910	—	(324,613)
E-Mini Russell 2000® Index	Long	75	03/15/2019	5,384,964	5,058,750	—	(326,214)
EURO STOXX 50® Index	Short	(384)	03/15/2019	(13,563,748)	(13,084,645)	479,103	—
MSCI EAFE Index	Long	27	03/15/2019	2,393,876	2,316,600	—	(77,276)
MSCI Emerging Markets Index	Long	172	03/15/2019	8,379,271	8,314,480	—	(64,791)
S&P 500® E-Mini Index	Long	219	03/15/2019	29,008,624	27,431,940	—	(1,576,684)

Total						$479,103	$(3,033,646)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$832,904,761	$—	$—	$832,904,761
U.S. Government Obligation	—	4,985,227	—	4,985,227
Repurchase Agreement	—	5,921,652	—	5,921,652

Total	$832,904,761	$10,906,879	$—	$843,811,640

Investment Companies Measured at Net Asset Value (E)				1,912

Total Investments				$843,813,552

Other Financial Instruments
Futures Contracts (I)	$479,103	$—	$—	$479,103

Total Other Financial Instruments	$479,103	$—	$—	$479,103

LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(3,033,646)	$—	$—	$(3,033,646)

Total Other Financial Instruments	$(3,033,646)	$—	$—	$(3,033,646)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares and liquidating trusts of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (J)	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$438,998	$77,167,808	$(2,852,294)	$(387,547)	$(4,493,981)	$69,872,984	6,469,721	$895,050	$—
Transamerica Developing Markets Equity	93,477,412	—	(93,794,339)	22,944,692	(22,627,765)	—	—	—	—
Transamerica Emerging Markets Equity	—	60,965,089	(25,535,134)	(3,622,620)	(5,242,897)	26,564,438	2,909,577	305,113	—
Transamerica Floating Rate	—	32,872,223	(5,041,258)	(117,100)	(1,303,083)	26,410,782	2,780,082	1,316,177	—
Transamerica High Yield Bond	30,736,476	4,265,016	(6,241,625)	(111,778)	(2,391,470)	26,256,619	3,056,649	1,846,568	—
Transamerica International Equity	126,746,960	8,180,908	(10,503,834)	(70,517)	(24,117,009)	100,236,508	6,441,935	2,231,158	3,154,102
Transamerica International Growth	103,923,870	12,218,556	(14,242,687)	335,680	(29,483,700)	72,751,719	11,772,123	1,601,248	10,617,308
Transamerica International Small Cap Value	33,582,950	1,533,399	(9,785,716)	545,495	(6,238,577)	19,637,551	1,808,246	391,385	1,142,014
Transamerica Janus Mid-Cap Growth VP	13,586,701	15,328,343	(5,646,253)	1,160,208	(2,841,031)	21,587,968	705,951	307,548	896,608
Transamerica Jennison Growth VP	92,928,414	31,129,790	(33,897,510)	7,480,122	(20,379,657)	77,261,159	8,090,174	223,012	11,559,457
Transamerica JPMorgan Enhanced Index VP	120,326,840	8,234,881	(27,266,033)	5,425,318	(15,783,481)	90,937,525	4,711,789	2,669,326	3,159,115
Transamerica JPMorgan Mid Cap Value VP	8,812,568	229,422	(1,533,256)	114,330	(1,170,284)	6,452,780	446,868	82,484	146,938
Transamerica Large Cap Value	165,150,183	15,596,991	(16,707,274)	2,168,762	(33,284,310)	132,924,352	13,372,671	2,396,514	13,200,477
Transamerica Mid Cap Growth	10,231,861	—	(9,989,051)	2,204,421	(2,447,231)	—	—	—	—
Transamerica Mid Cap Value Opportunities	18,246,562	1,271,734	(1,533,252)	166,963	(2,748,641)	15,403,366	1,566,975	222,147	1,049,587
Transamerica Small Cap Value	20,951,740	1,589,649	(1,533,260)	—	(5,196,303)	15,811,826	1,847,176	142,609	1,447,040

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (J)	Net Capital Gain Distributions
Transamerica Small Company Growth Liquidating Trust	$1,910	$—	$—	$—	$2	$1,912	3,075	$—	$—
Transamerica T. Rowe Price Small Cap VP	32,085,748	4,577,712	(6,667,479)	2,113,161	(5,689,123)	26,420,019	1,915,882	28,827	1,681,776
Transamerica Unconstrained Bond	30,816,565	3,466,766	(5,307,058)	(116,676)	(2,053,745)	26,805,852	2,827,622	1,235,466	—
Transamerica WMC US Growth VP	91,679,495	25,127,913	(29,804,680)	5,259,340	(14,692,755)	77,569,313	2,887,912	1,907,753	7,146,827

Total	$993,725,253	$303,756,200	$(307,881,993)	$45,492,254	$(202,185,041)	$832,906,673	73,614,428	$17,802,385	$55,201,249

(B)	Non-income producing security.
(C)	Restricted security. At December 31, 2018, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$30,750	$1,912	0.0	%K)

(D)	Illiquid security. At December 31, 2018, the value of such securities amounted to $1,912, representing less than 0.1% of the Portfolio’s net assets.
(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $4,885,323.
(G)	Rate disclosed reflects the yield at December 31, 2018.
(H)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(J)	Does not reflect certain tax adjustments.
(K)	Percentage rounds to less than 0.1% or (0.1)%.

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $906,209,320)	$832,906,673
Unaffiliated investments, at value (cost $4,959,699)	4,985,227
Repurchase agreement, at value (cost $5,921,652)	5,921,652
Cash	1,555,773
Receivables and other assets:
Affiliated investments sold	489
Shares of beneficial interest sold	47,001
Dividends and/or distributions	381,832
Interest	23,731
Variation margin receivable on futures contracts	1,636,842

Total assets	847,459,220

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	382,321
Shares of beneficial interest redeemed	243,147
Investment management fees	90,893
Distribution and service fees	51,621
Transfer agent costs	3,794
Trustees, CCO and deferred compensation fees	2,785
Audit and tax fees	22,985
Custody fees	41,529
Legal fees	6,609
Printing and shareholder reports fees	57,558
Other accrued expenses	7,720

Total liabilities	910,962

Net assets	$846,548,258

Net assets consist of:
Capital stock ($0.01 par value)	$758,290
Additional paid-in capital	818,530,338
Total distributable earnings (accumulated losses)	27,259,630

Net assets	$846,548,258

Net assets by class:
Initial Class	$614,229,223
Service Class	232,319,035

Shares outstanding:
Initial Class	54,877,211
Service Class	20,951,833

Net asset value and offering price per share:
Initial Class	$11.19
Service Class	11.09

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$17,655,384
Interest income from unaffiliated investments	213,826

Total investment income	17,869,210

Expenses:
Investment management fees	1,234,733
Distribution and service fees:
Service Class	709,649
Transfer agent costs	15,323
Trustees, CCO and deferred compensation fees	32,937
Audit and tax fees	31,420
Custody fees	90,729
Legal fees	53,688
Printing and shareholder reports fees	71,323
Other	29,509

Total expenses before waiver and/or reimbursement and recapture	2,269,311

Expenses waived and/or reimbursed:
Initial Class	(41)
Service Class	(16)

Net expenses	2,269,254

Net investment income (loss)	15,599,956

Net realized gain (loss) on:
Affiliated investments	45,504,887
Unaffiliated investments	52,875
Capital gain distributions received from affiliated investment companies	55,201,249
Futures contracts	(7,487,354)
Foreign currency transactions	(6,699)

Net realized gain (loss)	93,264,958

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(202,081,210)
Unaffiliated investments	15,912
Futures contracts	(6,178,342)
Translation of assets and liabilities denominated in foreign currencies	11,222

Net change in unrealized appreciation (depreciation)	(208,232,418)

Net realized and change in unrealized gain (loss)	(114,967,460)

Net increase (decrease) in net assets resulting from operations	$(99,367,504)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$15,599,956	$18,163,365
Net realized gain (loss)	93,264,958	60,444,219
Net change in unrealized appreciation (depreciation)	(208,232,418)	133,771,018

Net increase (decrease) in net assets resulting from operations	(99,367,504)	212,378,602

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(60,338,639)	—
Service Class	(23,249,371)	—
Net investment income:
Initial Class	—	(10,080,915)
Service Class	—	(3,408,955)

Total dividends and/or distributions from net investment income	—	(13,489,870)

Net realized gains:
Initial Class	—	(15,223,907)
Service Class	—	(6,086,496)

Total dividends and/or distributions from net realized gains	—	(21,310,403)

Total dividends and/or distributions to shareholders	(83,588,010)	(34,800,273)

Capital share transactions:
Proceeds from shares sold:
Initial Class	28,219,075	22,867,317
Service Class	12,163,172	22,849,168

	40,382,247	45,716,485

Dividends and/or distributions reinvested:
Initial Class	60,338,639	25,304,822
Service Class	23,249,371	9,495,451

	83,588,010	34,800,273

Cost of shares redeemed:
Initial Class	(92,375,308)	(67,565,872)
Service Class	(48,202,227)	(35,316,000)

	(140,577,535)	(102,881,872)

Net increase (decrease) in net assets resulting from capital share transactions	(16,607,278)	(22,365,114)

Net increase (decrease) in net assets	(199,562,792)	155,213,215

Net assets:
Beginning of year	1,046,111,050	890,897,835

End of year	$846,548,258	$1,046,111,050

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$18,062,144

Capital share transactions - shares:
Shares issued:
Initial Class	2,152,437	1,812,875
Service Class	917,083	1,845,539

	3,069,520	3,658,414

Shares reinvested:
Initial Class	4,655,759	2,042,359
Service Class	1,809,290	772,616

	6,465,049	2,814,975

Shares redeemed:
Initial Class	(6,894,162)	(5,382,268)
Service Class	(3,732,787)	(2,825,664)

	(10,626,949)	(8,207,932)

Net increase (decrease) in shares outstanding:
Initial Class	(85,966)	(1,527,034)
Service Class	(1,006,414)	(207,509)

	(1,092,380)	(1,734,543)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$13.63		$11.35		$10.93		$11.34	$11.30

Investment operations:
Net investment income (loss) (A)	0.22		0.24		0.17	(B)	0.21	0.17
Net realized and unrealized gain (loss)	(1.49)		2.51		0.49		(0.43)	0.14

Total investment operations	(1.27)		2.75		0.66		(0.22)	0.31

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.19)		(0.24)		(0.19)	(0.27)
Net realized gains	(0.91)		(0.28)		—		—	—

Total dividends and/or distributions to shareholders	(1.17)		(0.47)		(0.24)		(0.19)	(0.27)

Net asset value, end of year	$11.19		$13.63		$11.35		$10.93	$11.34

Total return	(10.39)%		24.63%		6.08%		(1.93)%	2.73%

Ratio and supplemental data:
Net assets end of year (000’s)	$614,229		$749,311		$641,284		$671,549	$830,809
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%		0.15%		0.15%		0.14%	0.15%
Including waiver and/or reimbursement and recapture	0.15	%(D)	0.15	%(D)	0.14	%(B)	0.14%	0.15%
Net investment income (loss) to average net assets	1.63%		1.94%		1.58	%(B)	1.82%	1.48%
Portfolio turnover rate	24%		8%		93%		51%	64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$13.52		$11.26		$10.84		$11.24	$11.21

Investment operations:
Net investment income (loss) (A)	0.18		0.21		0.14	(B)	0.19	0.14
Net realized and unrealized gain (loss)	(1.47)		2.49		0.49		(0.43)	0.13

Total investment operations	(1.29)		2.70		0.63		(0.24)	0.27

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.16)		(0.21)		(0.16)	(0.24)
Net realized gains	(0.91)		(0.28)		—		—	—

Total dividends and/or distributions to shareholders	(1.14)		(0.44)		(0.21)		(0.16)	(0.24)

Net asset value, end of year	$11.09		$13.52		$11.26		$10.84	$11.24

Total return	(10.70)%		24.37%		5.82%		(2.12)%	2.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$232,319		$296,800		$249,614		$270,730	$300,247
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%		0.40%		0.40%		0.39%	0.40%
Including waiver and/or reimbursement and recapture	0.40	%(D)	0.40	%(D)	0.39	%(B)	0.39%	0.40%
Net investment income (loss) to average net assets	1.37%		1.69%		1.33	%(B)	1.63%	1.26%
Portfolio turnover rate	24%		8%		93%		51%	64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective January 12, 2018, Transamerica Asset Allocation – Growth VP changed its name to Transamerica JPMorgan Asset Allocation – Growth VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$479,103	$—	$—	$479,103
Total	$—	$—	$479,103	$—	$—	$479,103

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(664,068)	$(324,613)	$(2,044,965)	$—	$—	$(3,033,646)
Total	$(664,068)	$(324,613)	$(2,044,965)	$—	$—	$(3,033,646)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$776,936	$(194,023)	$(8,070,267)	$—	$—	$(7,487,354)
Total	$776,936	$(194,023)	$(8,070,267)	$—	$—	$(7,487,354)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(760,255)	$(1,267,008)	$(4,151,079)	$—	$—	$(6,178,342)
Total	$(760,255)	$(1,267,008)	$(4,151,079)	$—	$—	$(6,178,342)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 197,160,583	$ (71,567,941)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2019
Service Class	0.50	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 230,793,640	$ 10,307,391	$ 307,881,993	$ 17,363,229

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, straddles and futures contracts mark to market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 918,338,412	$ 4,839,238	$ (79,364,098)	$ (74,524,860)

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 30,408,759	$ 53,179,251	$ —	$ 13,489,870	$ 21,310,403	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 15,542,002	$ 86,261,598	$ —	$ —	$ (25,528)	$ (74,518,442)

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Growth VP (formerly Transamerica Asset Allocation – Growth VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $53,179,251 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 3,533,205	$ 496,921

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year 2018 was a challenging year for risk assets across the board. On a relative basis, U.S. large-cap equity had been the sole performing equity market going into the fourth quarter and was the best-performing equity market for the year on a relative basis. Global equity markets were down for the year, as both developed and emerging markets produced negative returns. The end-of-year rally in sovereign bonds, driven by lower oil price and expectations of a moderated pace of monetary tightening in 2019, pushed 2018 high-grade fixed income returns into positive territory. U.S. fixed income markets, were flat on the year.

A pickup in volatility – driven by tightening financial conditions and fears of declining global growth – underscored a difficult year for equity markets. Early in the year, above-trend global growth was offset by increased trade tensions between the U.S. and China, along with concerns over European populism. Towards mid-year, solid earnings revisions and cycle-high consumer confidence within the U.S. led to a divergence between U.S. equity performance and the rest of the world. U.S. equity markets produced double-digit returns through the third quarter, whereas dollar strength and rising U.S. rates were a headwind for international and emerging markets. Global equities struggled mightily to close out the year, as concerns in the fourth quarter over late-cycle slowing, tightening global liquidity, trade protectionism, corporate leverage and political gridlock all coalesced to drive a re-pricing of growth prospects.

Developed market government bonds produced modest returns in 2018, while credit markets struggled, particularly in the fourth quarter as high-yield credit spreads widened on the back of declining equity markets. The 10-year Treasury yield increased to a high in November, before retreating at the end of the year, with part of the year-end rally due to the U.S. Federal Reserve (“Fed”) lowering interest rate expectations in 2019 from four to three hikes. Over the year, the Fed raised the federal funds target rate four times, by 25 basis points each time, moving from 1.50% to 2.50% by year end. Corporate investment-grade credit struggled as a result of high supply, long duration and weakening fundamentals. High-yield markets faced headwinds due to the asset class’s exposure to oil, as oil prices collapsed in the fourth quarter. Emerging markets debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.

Global growth has slowed and while we still view U.S. recession risk as low in an absolute sense, we believe it has risen in the past months. We maintain a moderated risk position in the portfolios reflecting a more cautious tone as we navigate late cycle economic slowdown and rising uncertainties. Financial conditions continue to tighten, trade protectionism and political gridlock all weigh on growth prospects, which supports our incrementally more negative view in the near term. The U.S. remains our preferred equity market, reflecting our view that it would outperform in a recession-induced equity sell-off. Our overweight to duration has been mitigated as a result of the recent bond rally and we continue to prefer U.S. Treasuries within the asset class. Finally, amid heightened volatility, we are leaning more into cash.

PERFORMANCE

For the year ended December 31, 2018, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Initial Class returned -7.07%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned -5.29% and 0.01%, respectively.

STRATEGY REVIEW

The Transamerica JPMorgan Asset Allocation – Moderate Growth VP Portfolio underperformed its internal blended benchmark net of fees for the one year period ended December 31, 2018. Underperformance versus the internal blended benchmark was driven by negative contribution from security selection and strategic asset allocation decisions during the period. The risk management framework was active and had a significant positive impact on performance during the period.

With regard to tactical asset allocation, the Portfolio de-emphasized non-U.S. equity markets, which contributed significantly to performance during the year. More specifically, our underweight to Europe ex U.K. and emerging markets equities were the biggest contributors as both markets underperformed global equities for the year. Within fixed income, we expressed a preference for credit relative to government bonds, which was a slight detractor from performance for the year. Duration detracted from performance as global rates ended the year higher than where they began.

Underlying manager performance significantly detracted from performance over the one-year period. Manager underperformance was led by the Transamerica Unconstrained Bond and Transamerica Small Cap Value strategies, which both meaningfully underperformed their respective benchmarks. Though overall security selection was negative, some strategies did outperform their respective benchmarks, such as the Transamerica WMC US Growth VP and Transamerica Janus Mid-Cap Growth VP strategies.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo, Ph.D.

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	46.1%
International Equity Funds	20.9
U.S. Fixed Income Funds	15.9
U.S. Mixed Allocation Fund	5.8
International Alternative Funds	4.5
U.S. Alternative Fund	4.1
Repurchase Agreement	1.2
U.S. Government Obligation	1.2
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(7.07)%	3.53%	8.32%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	(5.29)%	7.69%	13.21%
Bloomberg Barclays US Aggregate Bond Index (B)	0.01%	2.52%	3.48%
Service Class	(7.32)%	3.28%	8.05%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$930.00	$0.73	$1,024.40	$0.77	0.15%
Service Class	1,000.00	928.90	1.94	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 97.3%
International Alternative Funds - 4.5%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	70,452	$ 354,536
Transamerica Unconstrained Bond (E)	21,297,038	201,895,920

		202,250,456

International Equity Funds - 20.9%
Transamerica Emerging Markets Equity (E)	14,848,204	135,564,101
Transamerica International Equity (E)	27,042,561	420,782,245
Transamerica International Growth (E)	45,120,173	278,842,667
Transamerica International Small Cap Value (E)	9,893,369	107,441,989

		942,631,002

U.S. Alternative Fund - 4.1%
Transamerica BlackRock Global Real Estate Securities VP (E)	17,370,094	187,597,015

U.S. Equity Funds - 46.1%
Transamerica Janus Mid-Cap Growth VP (E)	4,671,053	142,840,793
Transamerica Jennison Growth VP (E)	25,690,487	245,344,151
Transamerica JPMorgan Enhanced Index VP (E)	35,320,245	681,680,724
Transamerica JPMorgan Mid Cap Value VP (E)	4,971,976	71,795,334
Transamerica Large Cap Value (E)	45,141,961	448,711,092
Transamerica Mid Cap Value Opportunities (E)	7,734,737	76,032,467
Transamerica Small Cap Value (E)	7,741,102	66,263,833
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	16,244	10,100
Transamerica T. Rowe Price Small Cap VP (E)	8,334,203	114,928,664
Transamerica WMC US Growth VP (E)	8,662,575	232,676,761

		2,080,283,919

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 15.9%
Transamerica Core Bond (E)	13,091,132	$ 126,329,428
Transamerica Floating Rate (E)	11,321,142	107,550,845
Transamerica High Yield Bond (E)	21,196,606	182,078,848
Transamerica Intermediate Bond (E)	30,635,395	301,452,288

		717,411,409

U.S. Mixed Allocation Fund - 5.8%
Transamerica PIMCO Total Return VP (E)	23,585,739	262,273,415

Total Investment Companies (Cost $4,660,775,949)		4,392,447,216

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.2%
U.S. Treasury - 1.2%
U.S. Treasury Note 1.13%, 01/31/2019 (F)	$ 51,588,000	51,538,654

Total U.S. Government Obligation (Cost $51,261,931)		51,538,654

REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 1.45% (G), dated 12/31/2018, to be repurchased at $54,435,001 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $55,521,284.	54,430,616	54,430,616

Total Repurchase Agreement (Cost $54,430,616)		54,430,616

Total Investments (Cost $4,766,468,496)		4,498,416,486
Net Other Assets (Liabilities) - 0.3%		14,571,129

Net Assets - 100.0%		$ 4,512,987,615

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	1,168	03/29/2019	$131,803,953	$133,955,000	$2,151,047	$—
CAD Currency	Long	970	03/19/2019	72,611,228	71,304,700	—	(1,306,528)
E-Mini Russell 2000® Index	Short	(2,802)	03/15/2019	(196,633,587)	(188,994,900)	7,638,687	—
EURO STOXX 50® Index	Short	(3,704)	03/15/2019	(130,762,555)	(126,212,301)	4,550,254	—
MSCI EAFE Index	Short	(1,610)	03/15/2019	(141,621,403)	(138,138,000)	3,483,402	—
MSCI Emerging Markets Index	Long	410	03/15/2019	19,977,979	19,819,400	—	(158,579)
S&P 500® E-Mini Index	Short	(2,298)	03/15/2019	(297,235,225)	(287,847,480)	9,387,745	—

Total						$27,211,135	$(1,465,107)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$4,392,082,580	$—	$—	$4,392,082,580
U.S. Government Obligation	—	51,538,654	—	51,538,654
Repurchase Agreement	—	54,430,616	—	54,430,616

Total	$4,392,082,580	$105,969,270	$—	$4,498,051,850

Investment Companies Measured at Net Asset Value (D)			364,636

Total Investments				$4,498,416,486

Other Financial Instruments
Futures Contracts (I)	$27,211,135	$—	$—	$27,211,135

Total Other Financial Instruments	$27,211,135	$—	$—	$27,211,135

LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(1,465,107)	$—	$—	$(1,465,107)

Total Other Financial Instruments	$(1,465,107)	$—	$—	$(1,465,107)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Illiquid security. At December 31, 2018, the value of such securities amounted to $364,636, representing less than 0.1% of the Portfolio’s net assets.
(C)	Restricted securities. At December 31, 2018, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$724,839	$354,536	0.0	%(J)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	162,437	10,100	0.0	(J)

Total			$887,276	$364,636	0.0	%(J)

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$54,908,595	$199,989,540	$(52,999,999)	$(384,307)	$(13,916,814)	$187,597,015	17,370,094	$2,252,612	$—
Transamerica Core Bond	174,498,443	13,666,208	(57,053,860)	(1,170,906)	(3,610,457)	126,329,428	13,091,132	4,075,520	—
Transamerica Developing Markets Equity	266,302,469	—	(267,705,711)	69,549,123	(68,145,881)	—	—	—	—
Transamerica Emerging Markets Equity	—	179,345,073	(13,066,553)	(1,911,357)	(28,803,062)	135,564,101	14,848,204	1,557,059	—
Transamerica Floating Rate	181,301,500	21,706,722	(90,632,935)	88,168	(4,912,610)	107,550,845	11,321,142	6,030,644	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income	Net Capital Gain Distributions
Transamerica Global Allocation Liquidating Trust	$393,277	$—	$—	$—	$(38,741)	$354,536	70,452	$—	$—
Transamerica High Yield Bond	278,002,170	92,355,894	(172,229,871)	(10,127,762)	(5,921,583)	182,078,848	21,196,606	12,118,230	—
Transamerica Intermediate Bond	331,325,198	55,990,922	(74,249,752)	(1,941,506)	(9,672,574)	301,452,288	30,635,395	9,024,200	—
Transamerica International Equity	529,662,290	22,606,752	(30,870,781)	7,342,039	(107,958,055)	420,782,245	27,042,561	9,366,165	13,240,587
Transamerica International Growth	390,804,108	46,831,261	(49,334,958)	(82,201)	(109,375,543)	278,842,667	45,120,173	6,137,260	40,694,001
Transamerica International Small Cap Value	139,519,241	8,389,615	(11,816,837)	2,965,337	(31,615,367)	107,441,989	9,893,369	2,141,370	6,248,245
Transamerica Janus Mid-Cap Growth VP	81,965,634	92,833,613	(19,410,875)	6,181,052	(18,728,631)	142,840,793	4,671,053	1,970,723	5,745,328
Transamerica Jennison Growth VP	255,301,852	102,026,760	(70,022,014)	22,555,388	(64,517,835)	245,344,151	25,690,487	684,772	35,494,015
Transamerica JPMorgan Enhanced Index VP	887,746,103	46,808,178	(170,949,588)	32,318,997	(114,242,966)	681,680,724	35,320,245	21,437,343	25,370,835
Transamerica JPMorgan Mid Cap Value VP	93,873,766	2,943,565	(12,039,395)	302,703	(13,285,305)	71,795,334	4,971,976	1,058,304	1,885,261
Transamerica Large Cap Value	512,421,759	52,407,445	(12,015,817)	1,495,867	(105,598,162)	448,711,092	45,141,961	7,846,756	44,560,689
Transamerica Mid Cap Growth	87,874,368	—	(85,789,280)	16,134,036	(18,219,124)	—	—	—	—
Transamerica Mid Cap Value Opportunities	82,737,541	6,277,399	—	—	(12,982,473)	76,032,467	7,734,737	1,096,538	5,180,861
Transamerica PIMCO Total Return VP	304,746,963	43,108,781	(73,585,850)	(3,950,017)	(8,046,462)	262,273,415	23,585,739	9,491,707	—
Transamerica Small Cap Value	81,497,106	6,661,866	—	—	(21,895,139)	66,263,833	7,741,102	597,645	6,064,221
Transamerica Small Company Growth Liquidating Trust	10,091	—	—	—	9	10,100	16,244	—	—
Transamerica T. Rowe Price Small Cap VP	138,649,778	20,922,794	(27,853,135)	8,734,245	(25,525,018)	114,928,664	8,334,203	132,402	7,724,386
Transamerica Unconstrained Bond	77,666,114	146,900,889	(7,853,384)	(191,352)	(14,626,346)	201,895,920	21,297,038	8,011,187	—
Transamerica WMC US Growth VP	255,797,623	60,384,144	(55,861,359)	8,835,028	(36,478,676)	232,676,761	8,662,575	5,675,785	21,262,630

Total	$5,207,005,989	$1,222,157,421	$(1,355,341,954)	$156,742,575	$(838,116,815)	$4,392,447,216	383,756,488	$110,706,222	$213,471,059

(F)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of the security is $44,050,823.
(G)	Rate disclosed reflects the yield at December 31, 2018.
(H)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(J)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $4,660,775,949)	$4,392,447,216
Unaffiliated investments, at value (cost $51,261,931)	51,538,654
Repurchase agreement, at value (cost $54,430,616)	54,430,616
Cash	12,556,002
Receivables and other assets:
Shares of beneficial interest sold	226
Dividends and/or distributions	2,261,495
Interest	245,062
Variation margin receivable on futures contracts	5,501,614

Total assets	4,518,980,885

Liabilities:
Payables and other liabilities:
Investments purchased	2,261,495
Shares of beneficial interest redeemed	2,003,125
Investment management fees	479,081
Distribution and service fees	782,895
Transfer agent costs	19,547
Trustees, CCO and deferred compensation fees	14,401
Audit and tax fees	72,013
Custody fees	136,285
Legal fees	33,673
Printing and shareholder reports fees	151,400
Other accrued expenses	39,355

Total liabilities	5,993,270

Net assets	$4,512,987,615

Net assets consist of:
Capital stock ($0.01 par value)	$3,932,149
Additional paid-in capital	4,296,611,033
Total distributable earnings (accumulated losses)	212,444,433

Net assets	$4,512,987,615

Net assets by class:
Initial Class	$901,439,473
Service Class	3,611,548,142

Shares outstanding:
Initial Class	77,621,066
Service Class	315,593,864

Net asset value and offering price per share:
Initial Class	$11.61
Service Class	11.44

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$109,875,362
Interest income from unaffiliated investments	1,138,632

Total investment income	111,013,994

Expenses:
Investment management fees	6,323,845
Distribution and service fees:
Service Class	10,363,270
Transfer agent costs	78,176
Trustees, CCO and deferred compensation fees	168,646
Audit and tax fees	103,065
Custody fees	291,940
Legal fees	273,013
Printing and shareholder reports fees	174,210
Other	164,137

Total expenses before waiver and/or reimbursement and recapture	17,940,302

Expenses waived and/or reimbursed:
Initial Class	(422)
Service Class	(1,719)

Net expenses	17,938,161

Net investment income (loss)	93,075,833

Net realized gain (loss) on:
Affiliated investments	156,774,174
Unaffiliated investments	91,096
Capital gain distributions received from affiliated investment companies	213,471,059
Futures contracts	9,806,499
Foreign currency transactions	(163,785)

Net realized gain (loss)	379,979,043

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(837,317,554)
Unaffiliated investments	228,818
Futures contracts	7,464,938
Translation of assets and liabilities denominated in foreign currencies	(61,949)

Net change in unrealized appreciation (depreciation)	(829,685,747)

Net realized and change in unrealized gain (loss)	(449,706,704)

Net increase (decrease) in net assets resulting from operations	$(356,630,871)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$93,075,833	$88,452,086
Net realized gain (loss)	379,979,043	254,724,687
Net change in unrealized appreciation (depreciation)	(829,685,747)	563,415,527

Net increase (decrease) in net assets resulting from operations	(356,630,871)	906,592,300

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(71,811,962)	—
Service Class	(286,006,319)	—
Net investment income:
Initial Class	—	(17,280,522)
Service Class	—	(62,222,905)

Total dividends and/or distributions from net investment income	—	(79,503,427)

Net realized gains:
Initial Class	—	(33,510,254)
Service Class	—	(138,841,610)

Total dividends and/or distributions from net realized gains	—	(172,351,864)

Total dividends and/or distributions to shareholders	(357,818,281)	(251,855,291)

Capital share transactions:
Proceeds from shares sold:
Initial Class	42,317,436	24,056,052
Service Class	37,348,614	94,579,678

	79,666,050	118,635,730

Dividends and/or distributions reinvested:
Initial Class	71,811,962	50,790,776
Service Class	286,006,319	201,064,515

	357,818,281	251,855,291

Cost of shares redeemed:
Initial Class	(124,175,123)	(110,998,727)
Service Class	(469,432,405)	(287,990,458)

	(593,607,528)	(398,989,185)

Net increase (decrease) in net assets resulting from capital share transactions	(156,123,197)	(28,498,164)

Net increase (decrease) in net assets	(870,572,349)	626,238,845

Net assets:
Beginning of year	5,383,559,964	4,757,321,119

End of year	$4,512,987,615	$5,383,559,964

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$87,248,297

Capital share transactions - shares:
Shares issued:
Initial Class	3,218,318	1,882,612
Service Class	2,820,768	7,537,278

	6,039,086	9,419,890

Shares reinvested:
Initial Class	5,601,557	4,092,730
Service Class	22,627,082	16,413,430

	28,228,639	20,506,160

Shares redeemed:
Initial Class	(9,505,927)	(8,710,316)
Service Class	(36,568,470)	(22,904,156)

	(46,074,397)	(31,614,472)

Net increase (decrease) in shares outstanding:
Initial Class	(686,052)	(2,734,974)
Service Class	(11,120,620)	1,046,552

	(11,806,672)	(1,688,422)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$13.44	$11.82		$11.96		$12.74	$12.76

Investment operations:
Net investment income (loss) (A)	0.27	0.25		0.22	(B)	0.23	0.27
Net realized and unrealized gain (loss)	(1.14)	2.04		0.56		(0.51)	0.06

Total investment operations	(0.87)	2.29		0.78		(0.28)	0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.23)		(0.25)		(0.29)	(0.35)
Net realized gains	(0.71)	(0.44)		(0.67)		(0.21)	—

Total dividends and/or distributions to shareholders	(0.96)	(0.67)		(0.92)		(0.50)	(0.35)

Net asset value, end of year	$11.61	$13.44		$11.82		$11.96	$12.74

Total return	(7.07)%	19.77%		6.55%		(2.23)%	2.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$901,440	$1,052,378		$957,703		$998,156	$1,240,441
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%	0.14%		0.14%		0.14%	0.15%
Including waiver and/or reimbursement and recapture (D)	0.15%	0.14	%(E)	0.13	%(B)	0.14%	0.15%
Net investment income (loss) to average net assets	2.03%	1.93%		1.89	%(B)	1.81%	2.09%
Portfolio turnover rate	18%	4%		70%		26%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	TAM has contractually agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$13.26	$11.67		$11.82		$12.60	$12.61

Investment operations:
Net investment income (loss) (A)	0.23	0.21		0.19	(B)	0.20	0.23
Net realized and unrealized gain (loss)	(1.12)	2.02		0.55		(0.52)	0.08

Total investment operations	(0.89)	2.23		0.74		(0.32)	0.31

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.20)		(0.22)		(0.25)	(0.32)
Net realized gains	(0.71)	(0.44)		(0.67)		(0.21)	—

Total dividends and/or distributions to shareholders	(0.93)	(0.64)		(0.89)		(0.46)	(0.32)

Net asset value, end of year	$11.44	$13.26		$11.67		$11.82	$12.60

Total return	(7.32)%	19.49%		6.25%		(2.52)%	2.45%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,611,548	$4,331,182		$3,799,618		$3,856,895	$4,124,411
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%	0.39%		0.39%		0.39%	0.40%
Including waiver and/or reimbursement and recapture (D)	0.40%	0.39	%(E)	0.38	%(B)	0.39%	0.40%
Net investment income (loss) to average net assets	1.77%	1.69%		1.66	%(B)	1.62%	1.86%
Portfolio turnover rate	18%	4%		70%		26%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	TAM has contractually agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective January 12, 2018, Transamerica Asset Allocation – Moderate Growth VP changed its name to Transamerica JPMorgan Asset Allocation – Moderate Growth VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$2,151,047	$—	$25,060,088	$—	$—	$27,211,135
Total	$2,151,047	$—	$25,060,088	$—	$—	$27,211,135

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(1,306,528)	$(158,579)	$—	$—	$(1,465,107)
Total	$—	$(1,306,528)	$(158,579)	$—	$—	$(1,465,107)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$8,630,411	$745,304	$430,784	$—	$—	$9,806,499
Total	$8,630,411	$745,304	$430,784	$—	$—	$9,806,499

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,493,044)	$(5,550,568)	$14,508,550	$—	$—	$7,464,938
Total	$(1,493,044)	$(5,550,568)	$14,508,550	$—	$—	$7,464,938

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 839,150,350	$ (669,811,876)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2019
Service Class	0.50	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 897,983,049	$ 39,192,791	$ 1,355,341,953	$ 61,305,996

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market and outstanding straddle deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,775,656,122	$ 49,163,191	$ (326,402,827)	$ (277,239,636)

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 146,438,797	$ 211,379,484	$ —	$ 113,232,162	$ 138,623,129	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 92,780,393	$ 397,189,727	$ —	$ —	$ (276,723)	$ (277,248,964)

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Moderate Growth VP (formerly Transamerica Asset Allocation – Moderate Growth VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $211,379,484 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 15,087,654	$ 2,152,456

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

The year 2018 was a challenging year for risk assets across the board. On a relative basis, U.S. large-cap equity had been the sole performing equity market going into the fourth quarter and was the best-performing equity market for the year on a relative basis. Global equity markets were down for the year, as both developed and emerging markets produced negative returns. The end-of-year rally in sovereign bonds, driven by lower oil price and expectations of a moderated pace of monetary tightening in 2019, pushed 2018 high-grade fixed income returns into positive territory. U.S. fixed income markets, were flat on the year.

A pickup in volatility – driven by tightening financial conditions and fears of declining global growth – underscored a difficult year for equity markets. Early in the year, above-trend global growth was offset by increased trade tensions between the U.S. and China, along with concerns over European populism. Towards mid-year, solid earnings revisions and cycle-high consumer confidence within the U.S. led to a divergence between U.S. equity performance and the rest of the world. U.S. equity markets produced double-digit returns through the third quarter, whereas dollar strength and rising U.S. rates were a headwind for international and emerging markets. Global equities struggled mightily to close out the year, as concerns in the fourth quarter over late-cycle slowing, tightening global liquidity, trade protectionism, corporate leverage and political gridlock all coalesced to drive a re-pricing of growth prospects.

Developed market government bonds produced modest returns in 2018, while credit markets struggled, particularly in the fourth quarter as high-yield credit spreads widened to 24-month highs on the back of declining equity markets. The 10-year Treasury yield increased to a high in November, before retreating at the end of the year, with part of the year-end rally due to the U.S. Federal Reserve (“Fed”) lowering interest rate expectations in 2019 from four to three hikes. Over the year, the Fed raised the federal funds target rate four times, by 25 basis points each time, moving from 1.50% to 2.50% by year end. Corporate investment-grade credit struggled as a result of high supply, long duration and weakening fundamentals. High-yield markets faced headwinds due to the asset class’s exposure to oil, as oil prices collapsed in the fourth quarter. Emerging markets debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.

Global growth has slowed and while we still view U.S. recession risk as low in an absolute sense, we believe it has risen in the past months. We maintain a moderated risk position in the portfolios reflecting a more cautious tone as we navigate late cycle economic slowdown and rising uncertainties. Financial conditions continue to tighten, trade protectionism and political gridlock all weigh on growth prospects, which supports our incrementally more negative view in the near term. The U.S. remains our preferred equity market, reflecting our view that it would outperform in a recession-induced equity sell-off. Our overweight to duration has been mitigated as a result of the recent bond rally and we continue to prefer U.S. Treasuries within the asset class. Finally, amid heightened volatility, we are leaning more into cash.

PERFORMANCE

For the year ended December 31, 2018, Transamerica JPMorgan Asset Allocation – Moderate VP, Initial Class returned -5.13%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned -5.29% and 0.01%, respectively.

STRATEGY REVIEW

The Transamerica JPMorgan Asset Allocation – Moderate VP Portfolio underperformed its internal blended benchmark net of fees for the one year period ended December 31, 2018. Underperformance versus the internal blended benchmark was driven by negative contribution from security selection and strategic asset allocation decisions during the period. The risk management framework was active and had a significant positive impact on performance during the period.

With regard to tactical asset allocation, the Portfolio de-emphasized non-U.S. equity markets, which contributed significantly to performance during the year. More specifically, our underweight to Europe ex U.K. and emerging markets equities were the biggest contributors as both markets underperformed global equities for the year. Within fixed income, we expressed a preference for credit relative to government bonds, which was a slight detractor from performance for the year. Duration detracted from performance as global rates ended the year higher than where they began.

Underlying manager performance significantly detracted from performance over the one-year period. Manager underperformance was led by the Transamerica Unconstrained Bond and Transamerica Small Cap Value strategies which both meaningfully underperformed their respective benchmarks. Though overall security selection was negative, some strategies did outperform their respective benchmarks, such as the Transamerica WMC US Growth VP and Transamerica Janus Mid-Cap Growth VP strategies.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo, Ph.D.

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	35.0%
U.S. Fixed Income Funds	29.1
International Equity Funds	15.0
U.S. Mixed Allocation Fund	11.9
International Alternative Funds	5.3
Repurchase Agreement	1.9
U.S. Government Obligation	1.1
Net Other Assets (Liabilities) ^	0.7
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(5.13)%	3.23%	7.41%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	(5.29)%	7.69%	13.21%
Bloomberg Barclays US Aggregate Bond Index (B)	0.01%	2.52%	3.48%
Service Class	(5.35)%	2.97%	7.14%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$952.50	$0.74	$1,024.40	$0.77	0.15%
Service Class	1,000.00	951.10	1.97	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 96.3%
International Alternative Funds - 5.3%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	36,728	$ 184,825
Transamerica Unconstrained Bond (E)	32,724,722	310,230,362

		310,415,187

International Equity Funds - 15.0%
Transamerica Emerging Markets Equity (E)	15,279,646	139,503,172
Transamerica International Equity (E)	25,265,919	393,137,695
Transamerica International Growth (E)	41,781,252	258,208,140
Transamerica International Small Cap Value (E)	8,700,125	94,483,357

		885,332,364

U.S. Equity Funds - 35.0%
Transamerica Janus Mid-Cap Growth VP (E)	4,905,612	150,013,625
Transamerica Jennison Growth VP (E)	30,134,934	287,788,619
Transamerica JPMorgan Enhanced Index VP (E)	31,443,569	606,860,882
Transamerica JPMorgan Mid Cap Value VP (E)	3,597,396	51,946,400
Transamerica Large Cap Value (E)	45,415,100	451,426,090
Transamerica Mid Cap Value Opportunities (E)	8,947,216	87,951,136
Transamerica Small Cap Value (E)	5,922,516	50,696,738
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	5,959	3,706
Transamerica T. Rowe Price Small Cap VP (E)	8,320,633	114,741,532
Transamerica WMC US Growth VP (E)	9,831,231	264,066,865

		2,065,495,593

U.S. Fixed Income Funds - 29.1%
Transamerica Core Bond (E)	39,881,884	384,860,185
Transamerica Floating Rate (E)	16,549,953	157,224,550

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (E)	23,436,537	$ 201,319,851
Transamerica Intermediate Bond (E)	98,724,182	971,445,954

		1,714,850,540

U.S. Mixed Allocation Fund - 11.9%
Transamerica PIMCO Total Return VP (E)	63,179,671	702,557,944

Total Investment Companies (Cost $6,020,324,555)		5,678,651,628

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.1%
U.S. Treasury - 1.1%
U.S. Treasury Note 1.13%, 01/31/2019 (F)	$ 66,896,000	66,832,011

Total U.S. Government Obligation (Cost $66,486,861)		66,832,011

REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 1.45% (G), dated 12/31/2018, to be repurchased at $111,690,987 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $113,916,529.	111,681,990	111,681,990

Total Repurchase Agreement (Cost $111,681,990)		111,681,990

Total Investments (Cost $6,198,493,406)		5,857,165,629
Net Other Assets (Liabilities) - 0.7%		40,696,145

Net Assets - 100.0%		$ 5,897,861,774

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	918	03/29/2019	$103,592,490	$105,283,125	$1,690,635	$—
CAD Currency	Long	779	03/19/2019	58,313,550	57,264,290	—	(1,049,260)
E-Mini Russell 2000® Index	Short	(3,402)	03/15/2019	(237,051,139)	(229,464,900)	7,586,239	—
EURO STOXX 50® Index	Short	(5,502)	03/15/2019	(194,255,158)	(187,478,423)	6,776,735	—
MSCI EAFE Index	Short	(1,852)	03/15/2019	(162,908,596)	(158,901,600)	4,006,996	—
MSCI Emerging Markets Index	Short	(168)	03/15/2019	(8,208,972)	(8,121,120)	87,852	—
S&P 500® E-Mini Index	Short	(2,424)	03/15/2019	(313,867,154)	(303,630,240)	10,236,914	—

Total						$30,385,371	$(1,049,260)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$5,678,463,097	$—	$—	$5,678,463,097
U.S. Government Obligation	—	66,832,011	—	66,832,011
Repurchase Agreement	—	111,681,990	—	111,681,990

Total	$5,678,463,097	$178,514,001	$—	$5,856,977,098

Investment Companies Measured at Net Asset Value (D)				188,531

Total Investments				$5,857,165,629

Other Financial Instruments
Futures Contracts (I)	$30,385,371	$—	$—	$30,385,371

Total Other Financial Instruments	$30,385,371	$—	$—	$30,385,371

LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(1,049,260)	$—	$—	$(1,049,260)

Total Other Financial Instruments	$(1,049,260)	$—	$—	$(1,049,260)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Illiquid security. At December 31, 2018, the value of such securities amounted to $188,531, representing less than 0.1% of the Portfolio’s net assets.
(C)	Restricted securities. At December 31, 2018, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$377,870	$184,825	0.0	%(J)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	59,594	3,706	0.0	(J)

Total			$437,464	$188,531	0.0	%(J)

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	Affiliated investment in the Class I2 shares and liquidating trusts of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$421,467,081	$38,285,082	$(62,644,268)	$(5,187,511)	$(7,060,199)	$384,860,185	39,881,884	$11,898,134	$—
Transamerica Developing Markets Equity	257,678,783	—	(259,472,780)	66,983,733	(65,189,736)	—	—	—	—
Transamerica Emerging Markets Equity	—	169,746,297	—	—	(30,243,125)	139,503,172	15,279,646	1,602,302	—
Transamerica Floating Rate	112,486,827	52,050,783	(77)	(1)	(7,312,982)	157,224,550	16,549,953	7,165,897	—
Transamerica Global Allocation Liquidating Trust	205,021	—	—	—	(20,196)	184,825	36,728	—	—
Transamerica High Yield Bond	360,722,983	13,833,952	(153,965,909)	(7,440,097)	(11,831,078)	201,319,851	23,436,537	13,833,140	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income	Net Capital Gain Distributions
Transamerica Intermediate Bond	$968,695,826	$83,500,713	$(46,941,693)	$(248,171)	$(33,560,721)	$971,445,954	98,724,182	$27,237,599	$—
Transamerica International Equity	475,124,065	38,685,731	(27,547,871)	2,671,553	(95,795,783)	393,137,695	25,265,919	8,750,828	12,370,706
Transamerica International Growth	337,612,517	43,365,719	(24,300,129)	3,906,039	(102,376,006)	258,208,140	41,781,252	5,683,098	37,682,620
Transamerica International Small Cap Value	128,272,861	7,377,739	(16,222,608)	4,466,063	(29,410,698)	94,483,357	8,700,125	1,883,098	5,494,641
Transamerica Janus Mid-Cap Growth VP	94,408,831	83,450,698	(15,023,670)	4,720,886	(17,543,120)	150,013,625	4,905,612	2,008,428	5,855,252
Transamerica Jennison Growth VP	256,478,503	110,974,195	(32,591,968)	11,428,154	(58,500,265)	287,788,619	30,134,934	695,731	36,062,036
Transamerica JPMorgan Enhanced Index VP	773,577,732	37,169,603	(136,201,475)	30,448,166	(98,133,144)	606,860,882	31,443,569	17,023,041	20,146,562
Transamerica JPMorgan Mid Cap Value VP	58,899,840	1,846,901	—	—	(8,800,341)	51,946,400	3,597,396	664,019	1,182,882
Transamerica Large Cap Value	512,459,079	52,597,740	(9,448,484)	1,182,314	(105,364,559)	451,426,090	45,415,100	7,767,429	44,830,311
Transamerica Mid Cap Growth	65,570,555	—	(64,014,335)	7,814,770	(9,370,990)	—	—	—	—
Transamerica Mid Cap Value Opportunities	95,707,281	7,261,431	—	—	(15,017,576)	87,951,136	8,947,216	1,268,429	5,993,001
Transamerica PIMCO Total Return VP	697,978,827	65,590,440	(34,454,655)	(2,181,436)	(24,375,232)	702,557,944	63,179,671	21,835,856	—
Transamerica Small Cap Value	62,351,319	5,096,821	—	—	(16,751,402)	50,696,738	5,922,516	457,243	4,639,578
Transamerica Small Company Growth Liquidating Trust	3,702	—	—	—	4	3,706	5,959	—	—
Transamerica T. Rowe Price Small Cap VP	133,539,146	23,553,098	(24,870,181)	3,500,590	(20,981,121)	114,741,532	8,320,633	128,023	7,468,876
Transamerica Unconstrained Bond	98,653,378	234,083,181	(121)	(3)	(22,506,073)	310,230,362	32,724,722	11,964,236	—
Transamerica WMC US Growth VP	256,319,221	87,226,519	(48,053,411)	9,923,020	(41,348,484)	264,066,865	9,831,231	5,685,435	21,298,786

Total	$6,168,213,378	$1,155,696,643	$(955,753,635)	$131,988,069	$(821,492,827)	$5,678,651,628	514,084,785	$147,551,966	$203,025,251

(F)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $53,235,030.
(G)	Rate disclosed reflects the yield at December 31, 2018.
(H)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(J)	Percentage rounds to less than 0.1% or (0.1)%.

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $6,020,324,555)	$5,678,651,628
Unaffiliated investments, at value (cost $66,486,861)	66,832,011
Repurchase agreement, at value (cost $111,681,990)	111,681,990
Cash	30,221,485
Receivables and other assets:
Shares of beneficial interest sold	501,859
Dividends and/or distributions	3,016,123
Interest	319,437
Variation margin receivable on futures contracts	12,350,472

Total assets	5,903,575,005

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	3,016,123
Shares of beneficial interest redeemed	395,192
Investment management fees	620,571
Distribution and service fees	1,148,546
Transfer agent costs	24,463
Trustees, CCO and deferred compensation fees	18,449
Audit and tax fees	84,839
Custody fees	150,358
Legal fees	39,973
Printing and shareholder reports fees	166,926
Other accrued expenses	47,791

Total liabilities	5,713,231

Net assets	$5,897,861,774

Net assets consist of:
Capital stock ($0.01 par value)	$5,342,158
Additional paid-in capital	5,753,013,382
Total distributable earnings (accumulated losses)	139,506,234

Net assets	$5,897,861,774

Net assets by class:
Initial Class	$548,520,383
Service Class	5,349,341,391

Shares outstanding:
Initial Class	49,041,655
Service Class	485,174,185

Net asset value and offering price per share:
Initial Class	$11.18
Service Class	11.03

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$146,457,763
Interest income from unaffiliated investments	1,843,719

Total investment income	148,301,482

Expenses:
Investment management fees	7,728,306
Distribution and service fees:
Service Class	14,253,982
Transfer agent costs	95,034
Trustees, CCO and deferred compensation fees	207,119
Audit and tax fees	120,706
Custody fees	323,822
Legal fees	328,972
Printing and shareholder reports fees	187,768
Other	207,953

Total expenses before waiver and/or reimbursement and recapture	23,453,662

Expenses waived and/or reimbursed:
Initial Class	(795)
Service Class	(7,491)

Net expenses	23,445,376

Net investment income (loss)	124,856,106

Net realized gain (loss) on:
Affiliated investments	131,988,069
Unaffiliated investments	85,401
Capital gain distributions received from affiliated investment companies	203,025,251
Futures contracts	7,763,417
Foreign currency transactions	(241,190)

Net realized gain (loss)	342,620,948

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(820,398,624)
Unaffiliated investments	298,869
Futures contracts	10,690,720
Translation of assets and liabilities denominated in foreign currencies	(47,410)

Net change in unrealized appreciation (depreciation)	(809,456,445)

Net realized and change in unrealized gain (loss)	(466,835,497)

Net increase (decrease) in net assets resulting from operations	$(341,979,391)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$124,856,106	$100,700,616
Net realized gain (loss)	342,620,948	283,088,708
Net change in unrealized appreciation (depreciation)	(809,456,445)	545,693,701

Net increase (decrease) in net assets resulting from operations	(341,979,391)	929,483,025

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(39,342,021)	—
Service Class	(368,161,013)	—
Net investment income:
Initial Class	—	(11,531,534)
Service Class	—	(92,399,442)

Total dividends and/or distributions from net investment income	—	(103,930,976)

Net realized gains:
Initial Class	—	(13,727,304)
Service Class	—	(126,049,116)

Total dividends and/or distributions from net realized gains	—	(139,776,420)

Total dividends and/or distributions to shareholders	(407,503,034)	(243,707,396)

Capital share transactions:
Proceeds from shares sold:
Initial Class	29,032,775	14,876,902
Service Class	173,013,083	27,897,961

	202,045,858	42,774,863

Dividends and/or distributions reinvested:
Initial Class	39,342,021	25,258,838
Service Class	368,161,013	218,448,558

	407,503,034	243,707,396

Cost of shares redeemed:
Initial Class	(84,872,554)	(85,199,135)
Service Class	(267,243,346)	(473,004,464)

	(352,115,900)	(558,203,599)

Net increase (decrease) in net assets resulting from capital share transactions	257,432,992	(271,721,340)

Net increase (decrease) in net assets	(492,049,433)	414,054,289

Net assets:
Beginning of year	6,389,911,207	5,975,856,918

End of year	$5,897,861,774	$6,389,911,207

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$99,289,148

Capital share transactions - shares:
Shares issued:
Initial Class	2,369,901	1,232,004
Service Class	14,119,562	2,369,767

	16,489,463	3,601,771

Shares reinvested:
Initial Class	3,270,326	2,133,348
Service Class	31,016,092	18,686,788

	34,286,418	20,820,136

Shares redeemed:
Initial Class	(6,904,833)	(7,109,415)
Service Class	(22,136,530)	(39,688,931)

	(29,041,363)	(46,798,346)

Net increase (decrease) in shares outstanding:
Initial Class	(1,264,606)	(3,744,063)
Service Class	22,999,124	(18,632,376)

	21,734,518	(22,376,439)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.62		$11.30	$11.22		$12.17	$12.10

Investment operations:
Net investment income (loss) (A)	0.27		0.22	0.22	(B)	0.24	0.26
Net realized and unrealized gain (loss)	(0.88)		1.61	0.40		(0.52)	0.09

Total investment operations	(0.61)		1.83	0.62		(0.28)	0.35

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.23)	(0.25)		(0.25)	(0.28)
Net realized gains	(0.61)		(0.28)	(0.29)		(0.42)	—

Total dividends and/or distributions to shareholders	(0.83)		(0.51)	(0.54)		(0.67)	(0.28)

Net asset value, end of year	$11.18		$12.62	$11.30		$11.22	$12.17

Total return	(5.13)%		16.47%	5.56%		(2.23)%	2.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$548,520		$634,841	$610,851		$642,102	$838,875
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%		0.14%	0.14%		0.14%	0.14%
Including waiver and/or reimbursement and recapture (D)	0.15	%(E)	0.14%	0.13	%(B)	0.14%	0.14%
Net investment income (loss) to average net assets	2.20%		1.84%	1.96	%(B)	1.97%	2.10%
Portfolio turnover rate	14%		3%	63%		33%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	TAM has contractually agreed to waive a portion of its management fee.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.45		$11.16	$11.09		$12.03	$11.97

Investment operations:
Net investment income (loss) (A)	0.24		0.19	0.19	(B)	0.21	0.24
Net realized and unrealized gain (loss)	(0.86)		1.58	0.39		(0.51)	0.07

Total investment operations	(0.62)		1.77	0.58		(0.30)	0.31

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.20)	(0.22)		(0.22)	(0.25)
Net realized gains	(0.61)		(0.28)	(0.29)		(0.42)	—

Total dividends and/or distributions to shareholders	(0.80)		(0.48)	(0.51)		(0.64)	(0.25)

Net asset value, end of year	$11.03		$12.45	$11.16		$11.09	$12.03

Total return	(5.35)%		16.12%	5.26%		(2.48)%	2.61%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,349,342		$5,755,070	$5,365,006		$5,536,501	$5,880,534
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%		0.39%	0.39%		0.39%	0.39%
Including waiver and/or reimbursement and recapture (D)	0.40	%(E)	0.39%	0.38	%(B)	0.39%	0.39%
Net investment income (loss) to average net assets	1.98%		1.60%	1.72	%(B)	1.79%	1.97%
Portfolio turnover rate	14%		3%	63%		33%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	TAM has contractually agreed to waive a portion of its management fee.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective January 12, 2018, Transamerica Asset Allocation – Moderate VP changed its name to Transamerica JPMorgan Asset Allocation – Moderate VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act.

The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$1,690,635	$—	$28,694,736	$—	$—	$30,385,371
Total	$1,690,635	$—	$28,694,736	$—	$—	$30,385,371

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(1,049,260)	$—	$—	$—	$(1,049,260)
Total	$—	$(1,049,260)	$—	$—	$—	$(1,049,260)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$7,121,023	$2,335,890	$(1,693,496)	$—	$—	$7,763,417
Total	$7,121,023	$2,335,890	$(1,693,496)	$—	$—	$7,763,417

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,382,374)	$(5,382,672)	$18,455,766	$—	$—	$10,690,720
Total	$(2,382,374)	$(5,382,672)	$18,455,766	$—	$—	$10,690,720

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 952,464,655	$ (764,005,860)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

J.P. Morgan Investment Management, Inc. is the sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2019
Service Class	0.50	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 805,123,921	$ 40,729,241	$ 955,753,635	$ 67,636,596

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market and outstanding straddle deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ 1	$ (1)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 6,201,528,515	$ 51,217,605	$ (395,580,491)	$ (344,362,886)

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 165,334,629	$ 242,168,405	$ —	$ 130,192,922	$ 113,514,474	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 124,471,089	$ 359,760,876	$ —	$ —	$ (345,150)	$ (344,380,581)

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Moderate VP (formerly Transamerica Asset Allocation – Moderate VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $242,168,405 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 14,089,885	$ 2,014,097

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

Markets gyrated wildly as volatility returned in the first quarter of 2018. Despite the generally positive economic backdrop, fears of runaway inflation, rising interest rates and continued political unrest in Washington led to a sharp sell-off in global equities. As the quarter progressed, growing fears of a trade war came into focus as rhetoric from the U.S. and its decision to impose tariffs caused China to retaliate, announcing it will impose tariffs on U.S. products.

After more than a year of synchronized global growth, the second quarter of 2018 reinforced the message of widening divergences in economic activity, with a rotation of growth toward the U.S. and away from the Eurozone. After a typical seasonally slower first quarter, U.S. growth rebounded in the second quarter while Europe and Japan struggled to regain momentum. Geopolitical headline risks and trade tensions, in particular, intensified during the quarter.

Risk assets marched higher in the third quarter of 2018 as global growth stabilized and the trade narrative evolved. The fundamental landscape appeared calmer than it had in recent months, with the trade-war rhetoric showing some signs of dampening, as the U.S. reached trade agreements with the European Union, Mexico and Canada. However, trade tensions with China intensified, as the Trump administration imposed tariffs on Chinese imports.

The fourth quarter was the most tumultuous of 2018, as uncertainty roiled markets, culminating in a sharp risk-off movement and high volatility. Concerns about further escalations in the U.S.-China trade dispute, a poorer earnings growth outlook, the threat of a global economic slowdown and a plunge in energy prices weighed on sentiment. Equities plummeted and credit spreads widened as longer-term Treasury yields rallied after rising most of the year.

The U.S. Federal Reserve (“Fed”) raised rates by 25 basis points (“bps”) at each of its March, June, September and December Federal Open Market Committee meetings, all of which were widely anticipated by the market.

PERFORMANCE

For the year ended December 31, 2018, Transamerica JPMorgan Core Bond VP, Initial Class returned 0.08%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 0.01%.

STRATEGY REVIEW

Over the year, Treasury yields rose across the curve and flattened as short-end yields moved higher than some of the yields on the longer end. The two-year yield rose by 61 basis points to 2.49%, the 10-year yield increased by 28 bps to 2.68% and the 30-year yield increased by 28 bps to 3.02%. The spread between the two- and 10- year declined by 32 bps to finish the period at 20 bps. The Portfolio held a shorter duration posture for most of the year, which was a positive to performance, as rates rose across the curve. However, this was partially offset by yield-curve positioning, which detracted from returns.

An underweight in Treasury debt was negative for performance, as most spread sectors produced negative returns versus their risk-free counterparts, with the exception of asset-backed securities (“ABS”). Corporate bonds finished as the worst-performing, investment-grade domestic broad-market sector in the index. Overall, the Barclays Corporate Index trailed comparable-duration Treasurys by -315 bps, with utility names being the worst-performing subsector, posting negative relative returns of -394 bps. The Portfolio’s underweight in credit was positive, while security selection within the sector detracted. Within securitized sectors, security selection was particularly favorable within agency mortgage-backed securities (“MBS”), non-agency MBS, commercial mortgage-backed securities and ABS.

Our sector allocations finished the year ended December 31, 2018 underweight to Treasury debt and credit, overweight in mortgage securities and ABS, and with a small cash allocation. The most significant changes to the portfolio sector allocations were reducing corporate credit and increasing Treasury debt.

Richard Figuly

Barbara Miller

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	7.48
Duration †	5.65

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	55.4%
AAA	7.9
AA	4.8
A	10.7
BBB	12.1
BB	0.0	*
B	0.0	*
CCC and Below	0.0	*
Not Rated	9.3
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	0.08%	2.40%	3.99%	10/02/1986
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	3.48%
Service Class	(0.09)%	2.15%	3.74%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,017.30	$2.59	$1,022.60	$2.60	0.51%
Service Class	1,000.00	1,016.00	3.86	1,021.40	3.87	0.76

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 13.6%
Ally Auto Receivables Trust Series 2016-2, Class A4, 1.60%, 01/15/2021	$ 250,000	$ 248,328
American Credit Acceptance Receivables Trust
Series 2016-3, Class C,
4.26%, 08/12/2022 (A)	289,000	290,679
Series 2016-4, Class C,
2.91%, 02/13/2023 (A)	243,475	242,993
Series 2018-2, Class B,
3.46%, 08/10/2022 (A)	549,000	549,039
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (A)	464,796	468,948
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (A)	150,000	165,164
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (A)	175,000	194,829
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (A)	886,409	880,194
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (A)	1,200,000	1,216,641
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (A)	292,500	313,033
Series 2015-SFR2, Class D,
5.04%, 10/17/2045 (A)	700,000	747,616
Series 2015-SFR2, Class E,
6.07%, 10/17/2045 (A)	430,000	471,477
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (A)	350,000	344,694
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class B,
1.83%, 12/08/2021	500,000	494,019
Series 2017-1, Class B,
2.30%, 02/18/2022	269,000	266,337
Series 2017-1, Class C,
2.71%, 08/18/2022	144,000	142,667
Series 2017-1, Class D,
3.13%, 01/18/2023	323,000	321,100
Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 02/15/2020 (A) (B)	1,499,025	1,499,025
ARIVO Series 2018-1, Class A, 5.17%, 09/15/2019 (C) (D)	524,251	524,251
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (A)	98,593	98,214
B2R Mortgage Trust
Series 2015-1, Class A1,
2.52%, 05/15/2048 (A)	67,539	66,798
Series 2015-2, Class A,
3.34%, 11/15/2048 (A)	573,282	570,927
Series 2016-1, Class A,
2.57%, 06/15/2049 (A)	528,292	518,266
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (A)	118,413	117,926

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Business Jet Securities LLC
Series 2018-1, Class A,
4.34%, 02/15/2033 (A)	$ 624,093	$ 627,706
Series 2018-2, Class A,
4.45%, 06/15/2033 (A)	794,708	803,448
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (A)	24,946	24,614
Cabela’s Credit Card Master Note Trust
Series 2015-1A, Class A1,
2.26%, 03/15/2023	600,000	593,783
Series 2016-1, Class A1,
1.78%, 06/15/2022	300,000	298,260
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (B)	1,090,936	1,088,550
Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 01/20/2022 (A)	1,320,000	1,316,622
Capital One Multi-Asset Execution Trust
Series 2014-A3, Class A3,
1-Month LIBOR + 0.38%, 2.84% (E), 01/18/2022	500,000	500,047
Series 2016-A4, Class A4,
1.33%, 06/15/2022	200,000	197,979
Series 2016-A6, Class A6,
1.82%, 09/15/2022	350,000	346,570
CarMax Auto Owner Trust
Series 2014-4, Class A4,
1.81%, 07/15/2020	83,378	83,335
Series 2015-1, Class A4,
1.83%, 07/15/2020	110,062	109,742
Series 2016-2, Class A3,
1.52%, 02/16/2021	45,074	44,800
Series 2016-4, Class A4,
1.60%, 06/15/2022	200,000	195,245
Carnow Auto Receivables Trust Series 2018-1A, Class B, 4.26%, 09/15/2023 (A)	1,560,000	1,569,250
Chase Funding Loan Acquisition Trust Series 2003-C2, Class 1A, 4.75%, 12/25/2019	2,837	2,824
Chase Funding Trust Series 2003-6, Class 1A7, 5.05% (E), 11/25/2034	40,337	41,342
CIG Auto Receivables Trust Series 2017-1A, Class A, 2.71%, 05/15/2023 (A)	216,814	215,495
Citi Held For Asset Issuance Series 2016-MF1, Class B, 6.64%, 08/15/2022 (A)	118,619	118,754
Citibank Credit Card Issuance Trust Series 2014-A6, Class A6, 2.15%, 07/15/2021	130,000	129,465
CLUB Credit Trust
Series 2017-P1, Class A,
2.42%, 09/15/2023 (A)	231,004	230,355
Series 2017-P2, Class A,
2.61%, 01/15/2024 (A)	411,314	408,878

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CNH Equipment Trust Series 2015-B, Class A4, 1.89%, 04/15/2022	$ 190,000	$ 189,482
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (A)	257,878	251,345
CPS Auto Receivables Trust
Series 2014-C, Class C,
3.77%, 08/17/2020 (A)	68,838	68,913
Series 2014-D, Class C,
4.35%, 11/16/2020 (A)	91,699	92,045
Series 2015-C, Class D,
4.63%, 08/16/2021 (A)	344,000	348,298
Series 2016-C, Class C,
3.27%, 06/15/2022 (A)	700,000	699,855
Series 2017-C, Class C,
2.86%, 06/15/2023 (A)	767,000	761,811
Credit Acceptance Auto Loan Trust
Series 2017-1A, Class A,
2.56%, 10/15/2025 (A)	410,000	407,366
Series 2017-1A, Class B,
3.04%, 12/15/2025 (A)	250,000	247,892
Series 2017-1A, Class C,
3.48%, 02/17/2026 (A)	250,000	248,933
Series 2017-2A, Class B,
3.02%, 04/15/2026 (A)	1,260,000	1,248,618
Series 2018-1A, Class A,
3.01%, 02/16/2027 (A)	413,000	409,795
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	325,288	323,287
Series 2018-1, Class A,
3.70%, 01/21/2031 (A)	674,483	679,941
Discover Card Execution Note Trust
Series 2012-A6, Class A6,
1.67%, 01/18/2022	220,000	218,576
Series 2014-A1, Class A1,
1-Month LIBOR + 0.43%, 2.89% (E), 07/15/2021	510,000	510,058
Series 2014-A4, Class A4,
2.12%, 12/15/2021	200,000	199,254
Drive Auto Receivables Trust
Series 2015-AA, Class D,
4.12%, 07/15/2022 (A)	294,000	295,051
Series 2015-BA, Class D,
3.84%, 07/15/2021 (A)	277,981	278,387
Series 2015-DA, Class D,
4.59%, 01/17/2023 (A)	286,000	287,872
Series 2016-CA, Class D,
4.18%, 03/15/2024 (A)	648,000	651,293
Series 2017-3, Class D,
3.53%, 12/15/2023 (A)	1,520,000	1,521,216
Series 2017-AA, Class C,
2.98%, 01/18/2022 (A)	257,524	257,268
Series 2017-AA, Class D,
4.16%, 05/15/2024 (A)	372,000	376,191
Series 2018-4, Class C,
3.66%, 11/15/2024	944,000	947,776

	Principal	Value
ASSET-BACKED SECURITIES (continued)
DT Asset Trust Series 2017, Class B, 5.84%, 12/16/2022 (B)	$ 600,000	$ 599,538
DT Auto Owner Trust
Series 2016-4A, Class D,
3.77%, 10/17/2022 (A)	331,800	332,295
Series 2017-1A, Class D,
3.55%, 11/15/2022 (A)	339,000	339,382
Series 2017-2A, Class C,
3.03%, 01/17/2023 (A)	625,000	624,345
Series 2017-3A, Class D,
3.58%, 05/15/2023 (A)	305,000	304,498
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (A)	104,838	104,239
Exeter Automobile Receivables Trust
Series 2016-1A, Class C,
5.52%, 10/15/2021 (A)	445,000	450,401
Series 2016-3A, Class B,
2.84%, 08/16/2021 (A)	241,414	241,066
Series 2017-1A, Class C,
3.95%, 12/15/2022 (A)	180,000	181,500
Series 2017-3A, Class A,
2.05%, 12/15/2021 (A)	138,911	138,065
Series 2017-3A, Class C,
3.68%, 07/17/2023 (A)	658,000	659,808
Series 2018-4A, Class B,
3.64%, 11/15/2022 (A)	353,000	352,916
First Investors Auto Owner Trust Series 2017-3A, Class A2, 2.41%, 12/15/2022 (A)	625,000	620,080
Flagship Credit Auto Trust
Series 2014-2, Class C,
3.95%, 12/15/2020 (A)	50,762	50,853
Series 2015-3, Class A,
2.38%, 10/15/2020 (A)	30,575	30,552
Series 2015-3, Class B,
3.68%, 03/15/2022 (A)	189,000	189,432
Series 2015-3, Class C,
4.65%, 03/15/2022 (A)	126,000	127,850
Series 2016-1, Class A,
2.77%, 12/15/2020 (A)	38,193	38,170
Series 2016-1, Class C,
6.22%, 06/15/2022 (A)	600,000	620,305
Series 2016-4, Class C,
2.71%, 11/15/2022 (A)	423,000	419,925
Fort Cre LLC 1-Month LIBOR + 2.83%, 4.96% (E), 12/21/2023	1,535,000	1,534,322
Freedom Financial Trust
Series 2018-1, Class A,
3.61%, 07/18/2024 (A)	435,805	435,659
Series 2018-2, Class A,
3.99%, 10/20/2025 (A)	963,315	964,330
GLS Auto Receivables Trust Series 2016-1A, Class B, 4.39%, 01/15/2021 (A)	110,323	110,558
GM Financial Automobile Leasing Trust Series 2016-2, Class A4, 1.76%, 03/20/2020	76,198	76,119

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	$ 95,364	$ 94,792
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051 (B)	1,032,918	1,009,471
Series 2017-1A, Class A,
3.74%, 10/15/2052 (A)	193,812	195,852
Series 2017-2A, Class A,
3.26%, 10/15/2053 (A)	840,031	826,955
Harley-Davidson Motorcycle Trust Series 2015-1, Class A4, 1.67%, 08/15/2022	249,414	249,008
Headlands Residential LLC Series 2018, 4.25%, 06/25/2023	1,160,000	1,159,303
Hero Funding Trust
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	641,547	665,230
Series 2017-3A, Class A2,
3.95%, 09/20/2048 (A)	768,056	783,976
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	235,426	233,018
Hyundai Auto Lease Securitization Trust
Series 2016-B, Class A4,
1.68%, 04/15/2020 (A)	80,122	80,071
Series 2016-C, Class A4,
1.65%, 07/15/2020 (A)	100,000	99,734
Kabbage Asset Securitization LLC Series 2017-1, Class A, 4.57%, 03/15/2022 (A)	2,230,000	2,244,887
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.93% (E), 08/25/2038 (A)	820,976	20,011
Series 2013-2, Class A,
1.53% (E), 03/25/2039 (A)	778,643	32,142
Series 2014-2, Class A,
3.22% (E), 04/25/2040 (A)	326,358	26,399
LV Tower 52 Series 2013-1, Class A, 5.75%, 07/15/2019 (A) (B)	867,814	867,814
Mariner Finance Issuance Trust Series 2017-AA, Class A, 3.62%, 02/20/2029 (A)	1,310,000	1,310,004
Marlette Funding Trust
Series 2017-1A, Class A,
2.83%, 03/15/2024 (A)	105,408	105,353
Series 2018-1A, Class A,
2.61%, 03/15/2028 (A)	420,195	418,868
Mercedes-Benz Auto Lease Trust Series 2016-B, Class A4, 1.52%, 06/15/2022	300,000	299,466
Mercedes-Benz Auto Receivables Trust Series 2015-1, Class A4, 1.75%, 12/15/2021	126,346	125,674

	Principal	Value
ASSET-BACKED SECURITIES (continued)
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (A)	$ 267,500	$ 265,832
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (A)	187,500	186,095
Nissan Auto Lease Trust Series 2016-B, Class A4, 1.61%, 01/18/2022	86,469	86,362
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 04/18/2022 (A)	351,000	351,409
OneMain Financial Issuance Trust
Series 2015-1A, Class A,
3.19%, 03/18/2026 (A)	134,320	134,211
Series 2015-2A, Class B,
3.10%, 07/18/2025 (A)	110,886	110,829
Series 2016-1A, Class A,
3.66%, 02/20/2029 (A)	560,000	561,017
Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 07/08/2024 (A)	1,165,000	1,164,990
Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 06/08/2023 (A)	405,000	401,341
Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (A)	309,000	305,994
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 03/08/2024 (A)	655,000	649,102
Pretium Mortgage Credit Partners I LLC Series 2018-NPL4, Class A1, 4.83% (E), 09/25/2058 (A)	800,000	801,450
Progress Residential Trust
Series 2015-SFR2, Class A,
2.74%, 06/12/2032 (A)	1,385,957	1,368,384
Series 2015-SFR2, Class B,
3.14%, 06/12/2032 (A)	327,000	324,104
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (A)	1,734,237	1,718,438
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (A)	300,000	303,705
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (A)	200,000	204,520
Series 2018-SFR2, Class E,
4.66%, 08/17/2035 (A)	642,000	638,685
Prosper Marketplace Issuance Trust Series 2017-3A, Class A, 2.36%, 11/15/2023 (A)	208,086	207,527
Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 08/15/2022 (A)	1,550,000	1,545,219
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	260,121	261,703
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (A) (B)	946,172	942,557

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust Series 2015-5, Class E, 4.67%, 02/15/2023 (A)	$ 1,560,000	$ 1,575,800
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 05/20/2021 (A)	619,000	618,220
SART 4.75%, 06/15/2025 (C)	1,800,000	1,800,000
Saxon Asset Securities Trust Series 2003-1, Class AF6, 4.65% (E), 06/25/2033	4,858	4,897
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.37% (E), 01/25/2036	20,143	17,329
SoFi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (A)	120,923	120,668
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	364,179	360,656
Springleaf Funding Trust Series 2015-AA, Class A, 3.16%, 11/15/2024 (A)	193,212	192,945
Synchrony Card Issuance Trust Series 2018-A1, Class A1, 3.38%, 09/15/2024	750,000	756,815
Synchrony Credit Card Master Note Trust Series 2016-1, Class A, 2.04%, 03/15/2022	200,000	199,594
Toyota Auto Receivables Owner Trust
Series 2015-B, Class A4,
1.74%, 09/15/2020	39,736	39,682
Series 2016-A, Class A4,
1.47%, 09/15/2021	220,000	217,679
Series 2016-B, Class A3,
1.30%, 04/15/2020	58,520	58,204
Tricolor Auto Securitization Trust
Series 2018-1A, Class A,
5.05%, 12/15/2020 (A) (B)	621,632	621,427
Series 2018-2A, Class A,
3.96%, 10/15/2021 (A)	1,553,792	1,553,714
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (A)	379,003	368,311
Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (A)	370,199	369,960
USASF Receivables LLC Series 2018-1A, Class A, 5.50%, 07/15/2023 (A)	889,974	896,840
Vericrest Opportunity Loan Trust Series 2018-NPL2, Class A1, 4.34% (E), 05/25/2048 (A)	577,880	577,253
Verizon Owner Trust
Series 2016-1A, Class A,
1.42%, 01/20/2021 (A)	49,289	49,047
Series 2017-3A, Class A1A,
2.06%, 04/20/2022 (A)	1,033,000	1,020,579

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Veros Automobile Receivables Trust Series 2018-1, Class B, 4.05%, 02/15/2024 (A)	$ 1,250,000	$ 1,257,704
VM DEBT LLC Series 2017-1, Class A, 7.00%, 10/02/2024 (A) (B)	955,000	955,000
VOLT LX LLC Series 2017-NPL7, Class A1, 3.25% (E), 06/25/2047 (A)	281,578	280,212
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38% (E), 10/25/2047 (A)	1,140,750	1,129,128
VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21% (E), 08/25/2048 (A)	468,626	468,710
VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38% (E), 06/25/2048 (A)	703,188	702,144
VOLT LXVIII LLC Series 2018-NPL4, Class A1A, 4.34% (E), 07/27/2048 (A)	586,579	586,521
VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11% (E), 09/25/2048 (A)	478,013	477,397
VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21% (E), 10/26/2048 (A)	1,501,362	1,498,497
VSE Voi Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	416,215	420,753
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (A)	279,685	277,767
Westlake Automobile Receivables Trust
Series 2015-3A, Class D,
4.40%, 05/17/2021 (A)	134,313	134,349
Series 2016-2A, Class D,
4.10%, 06/15/2021 (A)	170,000	170,514
Series 2016-3A, Class C,
2.46%, 01/18/2022 (A)	863,000	859,915
Series 2017-1A, Class C,
2.70%, 10/17/2022 (A)	247,000	245,757
World Omni Auto Receivables Trust
Series 2015-B, Class A4,
1.84%, 01/17/2022	80,000	79,550
Series 2016-B, Class A4,
1.48%, 11/15/2022	150,000	147,010

Total Asset-Backed Securities (Cost $85,554,307)		85,259,010

CORPORATE DEBT SECURITIES - 23.8%
Aerospace & Defense - 0.2%
Airbus Finance BV 2.70%, 04/17/2023 (A)	43,000	41,862
Airbus SE 3.15%, 04/10/2027 (A)	164,000	157,704
BAE Systems Holdings, Inc. 6.38%, 06/01/2019 (A)	30,000	30,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
Harris Corp. 3.83%, 04/27/2025	$ 200,000	$ 196,178
Lockheed Martin Corp. 4.50%, 05/15/2036	100,000	103,183
Northrop Grumman Corp.
3.25%, 01/15/2028	150,000	139,950
3.85%, 04/15/2045	38,000	33,549
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	40,000	52,666
Precision Castparts Corp.
3.25%, 06/15/2025	170,000	166,983
4.20%, 06/15/2035	170,000	167,727
Rockwell Collins, Inc. 3.20%, 03/15/2024	70,000	67,411
United Technologies Corp.
3.10%, 06/01/2022	64,000	62,672
3.95%, 08/16/2025	60,000	59,535
4.15%, 05/15/2045	163,000	145,775
4.45%, 11/16/2038	60,000	58,437
4.50%, 06/01/2042	86,000	81,248

		1,565,227

Air Freight & Logistics - 0.0% (F)
FedEx Corp. 3.90%, 02/01/2035	96,000	86,915

Airlines - 0.5%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (A)	160,000	152,687
3.55%, 07/15/2031 (A)	227,000	216,879
4.13%, 11/15/2026 (A)	192,667	190,913
American Airlines Pass-Through Trust
3.00%, 04/15/2030	388,235	366,666
3.38%, 11/01/2028	207,021	196,740
3.65%, 02/15/2029 - 12/15/2029	149,553	145,848
3.70%, 04/15/2027 - 04/01/2028	364,962	353,098
4.95%, 07/15/2024	133,280	135,286
British Airways Pass-Through Trust 4.13%, 03/20/2033 (A)	308,847	304,430
Continental Airlines Pass-Through Trust 5.98%, 10/19/2023	34,194	35,705
Delta Air Lines Pass-Through Trust
3.63%, 01/30/2029	348,246	352,054
4.75%, 11/07/2021	45,409	45,967
5.30%, 10/15/2020	9,619	9,677
Southwest Airlines Co. 2.75%, 11/06/2019 (G)	163,000	162,392
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	150,123	143,614
United Airlines Pass-Through Trust
3.45%, 01/07/2030	131,666	127,005
3.65%, 07/07/2027	156,977	153,454
US Airways Pass-Through Trust 5.90%, 04/01/2026	327,512	349,367

		3,441,782

Automobiles - 0.1%
Ford Motor Co. 7.45%, 07/16/2031	78,000	80,420

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
General Motors Co. 6.60%, 04/01/2036	$ 553,000	$ 538,347

		618,767

Banks - 4.1%
ABN AMRO Bank NV
2.45%, 06/04/2020 (A)	319,000	314,882
4.75%, 07/28/2025 (A)	200,000	198,988
AIB Group PLC 4.75%, 10/12/2023 (A)	290,000	287,130
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019 (A)	400,000	398,687
Australia & New Zealand Banking Group, Ltd. 4.88%, 01/12/2021 (A)	100,000	103,207
Banco Santander SA 4.38%, 04/12/2028	200,000	186,745
Bank of America Corp.
Fixed until 04/24/2022, 2.88% (E), 04/24/2023	395,000	384,174
Fixed until 12/20/2022, 3.00% (E), 12/20/2023	237,000	230,366
Fixed until 10/01/2024, 3.09% (E), 10/01/2025, MTN	198,000	187,742
3.25%, 10/21/2027, MTN	942,000	871,958
Fixed until 01/23/2025, 3.37% (E), 01/23/2026	200,000	191,218
Fixed until 12/20/2027, 3.42% (E), 12/20/2028	430,000	401,684
Fixed until 03/05/2023, 3.55% (E), 03/05/2024	126,000	124,476
Fixed until 04/24/2027, 3.71% (E), 04/24/2028	700,000	671,488
3.95%, 04/21/2025, MTN	368,000	356,568
Fixed until 03/05/2028, 3.97% (E), 03/05/2029, MTN	300,000	291,611
4.00%, 01/22/2025, MTN	400,000	389,658
4.25%, 10/22/2026, MTN	284,000	276,218
Bank of Montreal 2.35%, 09/11/2022, MTN	150,000	144,900
Bank of Nova Scotia
1.65%, 06/14/2019	160,000	159,093
1.85%, 04/14/2020	300,000	296,583
Barclays PLC
3.65%, 03/16/2025	200,000	184,348
3.68%, 01/10/2023	478,000	459,289
BB&T Corp.
3.75%, 12/06/2023	300,000	302,524
5.25%, 11/01/2019	30,000	30,501
BNZ International Funding, Ltd.
2.10%, 09/14/2021 (A)	310,000	299,126
2.65%, 11/03/2022 (A)	250,000	241,065
BPCE SA
4.00%, 09/12/2023 (A)	250,000	245,605
4.63%, 07/11/2024 (A)	200,000	196,665
Canadian Imperial Bank of Commerce
1.60%, 09/06/2019	285,000	282,429
2.25%, 07/21/2020 (A) (G)	234,000	231,805
Citigroup, Inc.
2.35%, 08/02/2021	154,000	149,605
2.65%, 10/26/2020	350,000	345,347
2.70%, 03/30/2021	108,000	106,396
2.75%, 04/25/2022	350,000	339,981
Fixed until 01/24/2022, 3.14% (E), 01/24/2023	213,000	209,219
3.20%, 10/21/2026	162,000	149,557

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
3.40%, 05/01/2026	$ 150,000	$ 141,093
Fixed until 07/24/2027, 3.67% (E), 07/24/2028	200,000	188,935
3.70%, 01/12/2026	400,000	384,586
3.88%, 03/26/2025	100,000	96,719
4.40%, 06/10/2025	100,000	97,864
4.45%, 09/29/2027	48,000	46,263
4.75%, 05/18/2046	140,000	129,424
5.30%, 05/06/2044	34,000	33,884
5.50%, 09/13/2025	115,000	120,680
5.88%, 01/30/2042	45,000	50,859
8.13%, 07/15/2039	28,000	38,846
Citizens Financial Group, Inc.
2.38%, 07/28/2021	39,000	38,031
4.30%, 12/03/2025	58,000	57,240
Commonwealth Bank of Australia
2.85%, 05/18/2026 (A)	230,000	214,254
3.45%, 03/16/2023 (A)	230,000	229,788
4.50%, 12/09/2025 (A)	200,000	195,929
Compass Bank 3.50%, 06/11/2021	250,000	249,303
Cooperatieve Rabobank UA 4.38%, 08/04/2025	504,000	495,009
Credit Agricole SA 4.13%, 01/10/2027 (A)	250,000	241,075
Danske Bank A/S
2.00%, 09/08/2021 (A)	200,000	189,251
2.70%, 03/02/2022 (A)	200,000	191,629
Discover Bank 4.20%, 08/08/2023	250,000	250,058
Fifth Third Bancorp 3.95%, 03/14/2028	160,000	158,869
Fifth Third Bank 2.88%, 10/01/2021	204,000	201,591
HSBC Holdings PLC
3.60%, 05/25/2023	229,000	227,692
4.00%, 03/30/2022	107,000	108,394
Fixed until 03/13/2027, 4.04% (E), 03/13/2028	650,000	621,889
4.38%, 11/23/2026	200,000	193,624
4.88%, 01/14/2022	160,000	165,386
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	250,000	242,794
ING Groep NV 4.10%, 10/02/2023	580,000	579,648
Intesa Sanpaolo SpA 3.88%, 07/14/2027 (A)	200,000	172,036
KeyCorp 4.15%, 10/29/2025, MTN	175,000	177,757
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	189,738
4.58%, 12/10/2025	200,000	189,341
Macquarie Bank, Ltd.
2.40%, 01/21/2020 (A)	150,000	148,671
2.60%, 06/24/2019 (A)	187,000	186,441
Mitsubishi UFJ Financial Group, Inc. 3.76%, 07/26/2023	345,000	346,591
Mizuho Bank, Ltd. 3.60%, 09/25/2024 (A)	300,000	299,317

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
MUFG Bank, Ltd. 2.35%, 09/08/2019 (A)	$ 260,000	$ 258,490
National Australia Bank, Ltd. 3.38%, 01/14/2026 (G)	600,000	585,541
Nordea Bank Abp 4.88%, 01/27/2020 (A)	100,000	101,734
PNC Financial Services Group, Inc.
3.90%, 04/29/2024	91,000	90,222
4.38%, 08/11/2020	92,000	93,690
5.13%, 02/08/2020	65,000	66,373
6.70%, 06/10/2019	25,000	25,394
Royal Bank of Canada 4.65%, 01/27/2026, MTN (G)	225,000	231,617
Royal Bank of Scotland Group PLC 3.88%, 09/12/2023	200,000	191,737
Santander UK Group Holdings PLC
3.13%, 01/08/2021	150,000	147,258
4.75%, 09/15/2025 (A)	200,000	188,041
Societe Generale SA 4.25%, 04/14/2025 (A)	200,000	191,429
Stadshypotek AB 1.88%, 10/02/2019 (A)	250,000	248,053
Standard Chartered PLC
3.05%, 01/15/2021 (A) (G)	200,000	197,018
Fixed until 01/20/2022, 4.25% (E), 01/20/2023 (A)	300,000	296,987
5.20%, 01/26/2024 (A)	200,000	203,251
Sumitomo Mitsui Financial Group, Inc.
2.44%, 10/19/2021	119,000	116,031
2.63%, 07/14/2026	107,000	97,852
2.78%, 07/12/2022 - 10/18/2022	385,000	374,409
3.10%, 01/17/2023	155,000	152,046
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (A)	335,000	332,087
SunTrust Banks, Inc.
2.70%, 01/27/2022	76,000	74,122
2.90%, 03/03/2021	59,000	58,490
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (E),09/15/2031 (G)	110,000	104,162
US Bancorp
2.38%, 07/22/2026, MTN	100,000	91,200
3.95%, 11/17/2025, MTN	150,000	153,152
US Bank NA 2.80%, 01/27/2025	250,000	240,216
Wells Fargo & Co.
3.00%, 02/19/2025, MTN	213,000	200,737
3.30%, 09/09/2024, MTN	700,000	677,139
3.50%, 03/08/2022, MTN	150,000	149,501
4.10%, 06/03/2026, MTN	258,000	251,945
4.65%, 11/04/2044, MTN	184,000	173,218
4.75%, 12/07/2046, MTN	143,000	137,688
4.90%, 11/17/2045, MTN	112,000	109,209
Wells Fargo Bank NA 3.63%, 10/22/2021	390,000	392,308
Westpac Banking Corp.
2.00%, 03/03/2020 (A)	304,000	300,623
2.85%, 05/13/2026	150,000	139,410

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Westpac Banking Corp. (continued)
Fixed until 11/23/2026, 4.32% (E), 11/23/2031, MTN	$ 180,000	$ 170,852

		25,744,569

Beverages - 0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/2026 (A)	390,000	368,764
4.70%, 02/01/2036 (A)	1,027,000	952,437
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	646,000	628,137
Anheuser-Busch InBev Worldwide, Inc. 4.75%, 04/15/2058	50,000	43,511
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	150,000	151,200
Constellation Brands, Inc.
4.40%, 11/15/2025	100,000	100,198
5.25%, 11/15/2048	55,000	55,191
Diageo Investment Corp. 8.00%, 09/15/2022	100,000	115,636
Keurig Dr. Pepper, Inc.
3.13%, 12/15/2023	110,000	105,052
3.43%, 06/15/2027	50,000	45,979
4.42%, 05/25/2025 (A)	86,000	85,602
4.99%, 05/25/2038 (A)	124,000	120,655
Molson Coors Brewing Co. 1.45%, 07/15/2019	155,000	153,415
PepsiCo, Inc. 4.60%, 07/17/2045	78,000	83,161

		3,008,938

Biotechnology - 0.3%
AbbVie, Inc.
3.60%, 05/14/2025	189,000	181,286
4.50%, 05/14/2035	200,000	185,021
Amgen, Inc.
4.66%, 06/15/2051	100,000	94,219
4.95%, 10/01/2041	100,000	101,872
5.70%, 02/01/2019	50,000	50,100
Celgene Corp.
3.63%, 05/15/2024	164,000	159,951
5.70%, 10/15/2040	114,000	121,780
Gilead Sciences, Inc.
1.95%, 03/01/2022	225,000	216,744
3.50%, 02/01/2025	65,000	64,141
3.65%, 03/01/2026	72,000	70,575
3.70%, 04/01/2024	374,000	373,375
4.00%, 09/01/2036	49,000	44,669
4.60%, 09/01/2035	65,000	65,627

		1,729,360

Building Products - 0.1%
Johnson Controls International PLC
3.75%, 12/01/2021	66,000	66,511
4.95% (H), 07/02/2064	120,000	111,532
5.25%, 12/01/2041	100,000	96,574
Masco Corp. 6.50%, 08/15/2032	130,000	143,708

		418,325

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets - 1.9%
Bank of New York Mellon Corp.
2.20%, 08/16/2023, MTN	$ 200,000	$ 189,908
2.60%, 08/17/2020, MTN	194,000	192,724
Fixed until 05/16/2022, 2.66% (E), 05/16/2023, MTN	257,000	249,833
3.25%, 09/11/2024, MTN	150,000	148,058
4.60%, 01/15/2020, MTN	30,000	30,501
CME Group, Inc. 5.30%, 09/15/2043	32,000	37,348
Credit Suisse AG 2.30%, 05/28/2019, MTN	250,000	249,260
Credit Suisse Group AG 4.28%, 01/09/2028 (A)	300,000	289,411
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, 06/09/2023	250,000	245,322
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (A)	122,000	120,044
Deutsche Bank AG
3.30%, 11/16/2022	200,000	185,350
3.70%, 05/30/2024	267,000	242,538
4.25%, 10/14/2021	200,000	195,551
Goldman Sachs Group, Inc.
Fixed until 10/31/2021, 2.88% (E), 10/31/2022	595,000	577,869
Fixed until 06/05/2022, 2.91% (E), 06/05/2023	160,000	153,598
3.00%, 04/26/2022	120,000	116,213
Fixed until 09/29/2024, 3.27% (E), 09/29/2025	403,000	377,761
3.50%, 01/23/2025 - 11/16/2026	417,000	388,195
Fixed until 06/05/2027, 3.69% (E), 06/05/2028	488,000	453,533
3.75%, 05/22/2025	745,000	712,795
3.85%, 01/26/2027	290,000	272,788
4.25%, 10/21/2025	100,000	95,762
Intercontinental Exchange, Inc. 4.00%, 10/15/2023	88,000	90,021
Invesco Finance PLC
3.75%, 01/15/2026	94,000	91,657
4.00%, 01/30/2024	71,000	70,885
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (E), 11/28/2028 (A)	515,000	472,255
Fixed until 01/15/2029, 5.03% (E), 01/15/2030 (A)	300,000	295,628
6.00%, 01/14/2020 (A)	300,000	307,958
6.25%, 01/14/2021 (A) (G)	175,000	183,757
Morgan Stanley
3.13%, 01/23/2023, MTN	400,000	390,778
Fixed until 07/22/2027, 3.59% (E), 07/22/2028	356,000	336,599
3.63%, 01/20/2027	383,000	364,002
3.75%, 02/25/2023, MTN	789,000	787,609
Fixed until 01/24/2028, 3.77% (E), 01/24/2029, MTN	112,000	107,159
4.00%, 07/23/2025, MTN	664,000	655,069
4.10%, 05/22/2023, MTN	150,000	150,217
4.30%, 01/27/2045	92,000	86,052
4.35%, 09/08/2026, MTN	200,000	194,361
5.00%, 11/24/2025	269,000	274,290
5.50%, 07/24/2020 - 07/28/2021, MTN	334,000	347,666
5.75%, 01/25/2021	100,000	104,265

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Northern Trust Corp. Fixed until 05/08/2027, 3.38% (E), 05/08/2032	$ 71,000	$ 66,066
Nuveen LLC 4.00%, 11/01/2028 (A)	250,000	257,607
State Street Corp.
3.10%, 05/15/2023	48,000	47,166
3.55%, 08/18/2025	88,000	87,780
3.70%, 11/20/2023	231,000	233,333
UBS Group Funding Switzerland AG
3.49%, 05/23/2023 (A)	480,000	468,111
4.13%, 04/15/2026 (A)	200,000	198,712

		12,193,365

Chemicals - 0.3%
Air Liquide Finance SA 2.25%, 09/27/2023 (A)	200,000	190,711
Albemarle Corp. 5.45%, 12/01/2044	50,000	49,982
Chevron Phillips Chemical Co. 3.70%, 06/01/2028 (A) (G)	200,000	196,990
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.40%, 12/01/2026 (A)	181,000	176,183
Dow Chemical Co.
3.00%, 11/15/2022	130,000	126,099
5.25%, 11/15/2041	45,000	44,902
DowDuPont, Inc.
4.49%, 11/15/2025	200,000	205,915
5.32%, 11/15/2038	100,000	102,968
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	83,000	84,224
5.00%, 09/26/2048	89,000	88,648
Mosaic Co.
4.88%, 11/15/2041	8,000	7,287
5.45%, 11/15/2033	91,000	93,535
5.63%, 11/15/2043	120,000	121,893
Nutrien, Ltd.
3.38%, 03/15/2025	108,000	101,466
4.13%, 03/15/2035	200,000	182,075
Praxair, Inc. 2.65%, 02/05/2025	59,000	55,828
Sherwin-Williams Co. 3.13%, 06/01/2024	70,000	66,839
Union Carbide Corp. 7.50%, 06/01/2025	175,000	202,343
Westlake Chemical Corp. 4.38%, 11/15/2047	89,000	74,583

		2,172,471

Commercial Services & Supplies - 0.1%
Brambles USA, Inc. 4.13%, 10/23/2025 (A)	100,000	100,134
ERAC USA Finance LLC
4.50%, 08/16/2021 (A)	36,000	36,730
5.25%, 10/01/2020 (A)	48,000	49,533
5.63%, 03/15/2042 (A)	59,000	64,504
6.70%, 06/01/2034 (A)	152,000	180,545

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Republic Services, Inc. 2.90%, 07/01/2026	$ 49,000	$ 46,218

		477,664

Communications Equipment - 0.1%
Cisco Systems, Inc.
3.00%, 06/15/2022	111,000	110,919
3.63%, 03/04/2024	450,000	458,944
5.90%, 02/15/2039	70,000	86,183

		656,046

Construction & Engineering - 0.0% (F)
ABB Finance USA, Inc. 2.88%, 05/08/2022	29,000	28,555

Construction Materials - 0.0% (F)
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	200,000	183,606

Consumer Finance - 0.9%
American Express Co.
3.63%, 12/05/2024	104,000	101,668
3.70%, 11/05/2021	250,000	252,246
American Express Credit Corp.
2.25%, 05/05/2021, MTN	152,000	148,743
2.38%, 05/26/2020, MTN	290,000	286,959
2.70%, 03/03/2022, MTN	95,000	93,119
American Honda Finance Corp.
2.25%, 08/15/2019, MTN	317,000	315,510
2.30%, 09/09/2026, MTN	34,000	30,981
BMW US Capital LLC 2.25%, 09/15/2023 (A)	180,000	167,949
Capital One Financial Corp.
3.75%, 04/24/2024 - 07/28/2026	481,000	453,688
4.20%, 10/29/2025	50,000	48,106
Daimler Finance North America LLC
1.50%, 07/05/2019 (A)	155,000	153,473
1.75%, 10/30/2019 (A)	150,000	148,006
Ford Motor Credit Co. LLC
3.34%, 03/18/2021	450,000	436,641
3.81%, 01/09/2024	200,000	184,573
4.13%, 08/04/2025	200,000	180,156
General Motors Financial Co., Inc.
3.50%, 11/07/2024	220,000	201,157
3.70%, 05/09/2023	184,000	175,063
3.95%, 04/13/2024	310,000	294,410
4.30%, 07/13/2025	100,000	94,762
4.35%, 04/09/2025	135,000	127,906
Hyundai Capital America 3.00%, 03/18/2021 (A) (G)	200,000	196,911
John Deere Capital Corp.
2.45%, 09/11/2020, MTN	40,000	39,539
2.65%, 06/24/2024, MTN	150,000	143,859
2.70%, 01/06/2023, MTN	74,000	72,169
2.80%, 01/27/2023	73,000	71,488
2.80%, 09/08/2027, MTN	200,000	189,009
3.15%, 10/15/2021, MTN	33,000	33,049
Nissan Motor Acceptance Corp.
1.90%, 09/14/2021 (A)	78,000	74,280
2.55%, 03/08/2021 (A)	150,000	145,792

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Synchrony Financial 3.70%, 08/04/2026	$ 140,000	$ 118,754
Toyota Motor Credit Corp.
1.55%, 10/18/2019, MTN	190,000	187,779
2.13%, 07/18/2019, MTN	225,000	223,790

		5,391,535

Containers & Packaging - 0.1%
International Paper Co.
3.00%, 02/15/2027 (G)	143,000	130,169
7.30%, 11/15/2039	120,000	141,448
8.70%, 06/15/2038	50,000	66,516
WRKCo., Inc. 3.75%, 03/15/2025 (A)	100,000	98,125

		436,258

Diversified Consumer Services - 0.3%
President & Fellows of Harvard College 3.30%, 07/15/2056	214,000	189,308
SART 4.75%, 07/15/2024	1,535,227	1,536,670

		1,725,978

Diversified Financial Services - 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.30%, 01/23/2023	157,000	149,262
3.50%, 01/15/2025	180,000	164,227
Aircastle, Ltd. 4.40%, 09/25/2023	175,000	172,116
Aviation Capital Group LLC
3.50%, 11/01/2027 (A)	150,000	135,498
4.13%, 08/01/2025 (A)	250,000	242,605
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045 (A)	44,000	40,622
5.88%, 03/15/2021 (A)	170,000	178,962
BOC Aviation, Ltd.
2.38%, 09/15/2021 (A)	200,000	192,785
2.75%, 09/18/2022 (A)	200,000	192,432
Brookfield Finance, Inc.
3.90%, 01/25/2028	84,000	79,297
4.70%, 09/20/2047	123,000	113,100
Carlyle Investment Management LLC 3-Month LIBOR + 2.00%, 2.00% (E), 07/15/2019 (C) (D)	10,776	10,736
CDP Financial, Inc. 4.40%, 11/25/2019 (A)	250,000	253,581
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (A)	240,000	230,023
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	1,431,000	1,198,558
Jefferies Group LLC 6.45%, 06/08/2027	56,000	58,555
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (A)	200,000	191,467
National Rural Utilities Cooperative Finance Corp.
2.95%, 02/07/2024	57,000	56,090
3.90%, 11/01/2028	260,000	266,491

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
ORIX Corp. 2.90%, 07/18/2022	$ 101,000	$ 98,687
Private Export Funding Corp. 3.55%, 01/15/2024	150,000	155,995
Protective Life Global Funding
2.00%, 09/14/2021 (A)	200,000	193,605
2.70%, 11/25/2020 (A)	250,000	247,040
Voya Financial, Inc. 3.65%, 06/15/2026	95,000	89,807

		4,711,541

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
3.95%, 01/15/2025	295,000	288,467
4.13%, 02/17/2026	185,000	180,782
4.30%, 02/15/2030 - 12/15/2042	744,000	688,885
4.35%, 06/15/2045	49,000	41,408
4.50%, 05/15/2035	525,000	471,346
4.90%, 08/15/2037	374,000	348,714
5.25%, 03/01/2037	100,000	98,223
5.35%, 09/01/2040	203,000	197,209
6.38%, 03/01/2041	100,000	108,292
British Telecommunications PLC 9.63%, 12/15/2030	150,000	202,871
Centel Capital Corp. 9.00%, 10/15/2019	40,000	41,405
Deutsche Telekom International Finance BV 2.82%, 01/19/2022 (A)	150,000	146,624
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (A)	39,000	38,372
3.48%, 06/15/2050 (A)	226,000	223,068
Qwest Corp. 6.75%, 12/01/2021	148,000	151,323
Verizon Communications, Inc.
4.27%, 01/15/2036	330,000	308,178
4.40%, 11/01/2034	568,000	547,434
5.25%, 03/16/2037	183,000	190,625

		4,273,226

Electric Utilities - 1.6%
AEP Transmission Co. LLC 4.00%, 12/01/2046	93,000	88,797
Alabama Power Co.
3.75%, 03/01/2045	52,000	47,960
4.10%, 01/15/2042	66,000	62,790
5.60%, 03/15/2033	100,000	115,158
Ameren Illinois Co. 4.50%, 03/15/2049	620,000	655,575
Appalachian Power Co. 6.70%, 08/15/2037	50,000	61,121
Ausgrid Finance Pty, Ltd. 3.85%, 05/01/2023 (A)	400,000	399,112
Baltimore Gas & Electric Co.
2.80%, 08/15/2022	95,000	93,115
3.50%, 08/15/2046	94,000	83,418
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	82,000	81,465
3.50%, 02/01/2025	104,000	103,123
6.13%, 04/01/2036	74,000	88,579

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Commonwealth Edison Co. 3.65%, 06/15/2046	$ 81,000	$ 73,326
Connecticut Light & Power Co. 4.00%, 04/01/2048	118,000	116,483
Duke Energy Carolinas LLC
3.95%, 11/15/2028	300,000	307,776
6.00%, 12/01/2028 (G)	100,000	117,192
6.00%, 01/15/2038	48,000	58,221
Duke Energy Corp. 2.65%, 09/01/2026	149,000	135,461
Duke Energy Indiana LLC 3.75%, 05/15/2046	100,000	92,173
Duke Energy Progress LLC
3.70%, 10/15/2046	124,000	112,005
4.10%, 05/15/2042 - 03/15/2043	107,000	103,713
4.15%, 12/01/2044	65,000	63,103
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (A)	230,000	216,555
Edison International
2.95%, 03/15/2023	100,000	94,463
4.13%, 03/15/2028	65,000	61,520
Electricite de France SA
2.15%, 01/22/2019 (A)	80,000	79,953
2.35%, 10/13/2020 (A)	80,000	78,855
6.00%, 01/22/2114 (A)	150,000	146,346
Enel Finance International NV
3.50%, 04/06/2028 (A)	200,000	171,456
3.63%, 05/25/2027 (A)	220,000	194,072
Entergy Arkansas LLC 3.50%, 04/01/2026	57,000	56,656
Entergy Corp. 2.95%, 09/01/2026	78,000	71,961
Entergy Louisiana LLC
2.40%, 10/01/2026	118,000	108,512
3.05%, 06/01/2031	94,000	85,567
Entergy Mississippi LLC 2.85%, 06/01/2028	83,000	77,593
Exelon Corp.
3.40%, 04/15/2026	63,000	59,896
3.50%, 06/01/2022	130,000	127,127
FirstEnergy Corp. 4.85%, 07/15/2047	53,000	52,916
Florida Power & Light Co.
4.95%, 06/01/2035	60,000	65,730
5.95%, 02/01/2038	50,000	61,455
Fortis, Inc. 3.06%, 10/04/2026	500,000	456,445
Hydro-Quebec 9.40%, 02/01/2021	250,000	282,684
Indiana Michigan Power Co. 3.20%, 03/15/2023	125,000	123,724
Jersey Central Power & Light Co.
6.15%, 06/01/2037	70,000	81,611
7.35%, 02/01/2019	15,000	15,046
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	62,519	66,375
Kansas City Power & Light Co.
3.15%, 03/15/2023	71,000	70,235
5.30%, 10/01/2041	100,000	113,222

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Korea Southern Power Co., Ltd. 3.00%, 01/29/2021 (A)	$ 200,000	$ 198,637
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	105,000	98,800
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (A)	110,000	109,216
Nevada Power Co.
5.38%, 09/15/2040	92,000	102,593
5.45%, 05/15/2041	50,000	57,576
7.13%, 03/15/2019	140,000	141,167
New England Power Co. 3.80%, 12/05/2047 (A)	95,000	87,520
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (A)	95,000	92,125
NextEra Energy Capital Holdings, Inc. 2.40%, 09/15/2019	53,000	52,660
Niagara Mohawk Power Corp.
3.51%, 10/01/2024 (A)	141,000	141,731
4.88%, 08/15/2019 (A)	40,000	40,354
Northern States Power Co. 6.25%, 06/01/2036	40,000	50,566
Ohio Power Co. 5.38%, 10/01/2021	50,000	52,878
Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029 (A)	50,000	58,357
Pacific Gas & Electric Co.
3.50%, 06/15/2025	94,000	80,562
4.50%, 12/15/2041	96,000	75,532
6.05%, 03/01/2034	250,000	231,639
PacifiCorp
2.95%, 02/01/2022	100,000	98,941
3.60%, 04/01/2024	105,000	105,994
Pennsylvania Electric Co. 3.25%, 03/15/2028 (A)	38,000	35,565
PPL Capital Funding, Inc. 3.40%, 06/01/2023	70,000	69,255
Progress Energy, Inc. 3.15%, 04/01/2022	54,000	53,184
Public Service Electric & Gas Co. 1.80%, 06/01/2019, MTN	30,000	29,826
Southern California Edison Co.
1.85%, 02/01/2022	35,000	34,041
5.55%, 01/15/2036	70,000	74,096
6.05%, 03/15/2039	60,000	68,351
Southern Co. 3.25%, 07/01/2026	91,000	85,245
Southern Power Co. 5.15%, 09/15/2041	130,000	129,216
Southwestern Public Service Co. 4.50%, 08/15/2041	100,000	101,385
Toledo Edison Co. 6.15%, 05/15/2037	200,000	238,729
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	62,000	57,844
Tucson Electric Power Co. 4.85%, 12/01/2048	350,000	364,048

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Virginia Electric & Power Co.
4.45%, 02/15/2044	$ 28,000	$ 28,156
4.60%, 12/01/2048	300,000	312,901
Wisconsin Electric Power Co. 3.10%, 06/01/2025	82,000	80,173
Xcel Energy, Inc. 6.50%, 07/01/2036	71,000	89,320

		9,807,824

Electrical Equipment - 0.0% (F)
Eaton Corp.
4.00%, 11/02/2032	21,000	20,740
5.80%, 03/15/2037	100,000	110,440
7.63%, 04/01/2024	75,000	86,703

		217,883

Electronic Equipment, Instruments & Components - 0.0% (F)
Arrow Electronics, Inc.
3.25%, 09/08/2024	66,000	61,453
3.88%, 01/12/2028	155,000	141,192
4.50%, 03/01/2023	30,000	30,383

		233,028

Energy Equipment & Services - 0.1%
Baker Hughes a GE Co. LLC 5.13%, 09/15/2040	100,000	95,280
Halliburton Co.
3.50%, 08/01/2023	157,000	155,842
7.45%, 09/15/2039	50,000	62,150
7.60%, 08/15/2096 (A)	50,000	64,039
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (A)	220,000	219,059
Schlumberger Investment SA 3.30%, 09/14/2021 (A)	41,000	41,099
Texas Eastern Transmission, LP
2.80%, 10/15/2022 (A)	81,000	77,893
3.50%, 01/15/2028 (A)	37,000	34,933

		750,295

Entertainment - 0.1%
Viacom, Inc.
3.88%, 04/01/2024	128,000	125,552
4.38%, 03/15/2043	93,000	73,429
6.88%, 04/30/2036	150,000	160,975

		359,956

Equity Real Estate Investment Trusts - 1.2%
American Tower Corp.
3.38%, 10/15/2026	100,000	93,032
3.50%, 01/31/2023	141,000	138,571
5.00%, 02/15/2024	86,000	88,962
AvalonBay Communities, Inc.
2.85%, 03/15/2023, MTN	330,000	322,669
3.45%, 06/01/2025, MTN	50,000	49,173
Boston Properties, LP
3.20%, 01/15/2025	100,000	95,487
3.65%, 02/01/2026	74,000	71,607
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	200,000	193,321
Crown Castle International Corp.
4.00%, 03/01/2027	47,000	45,776
5.25%, 01/15/2023	70,000	72,690

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Digital Realty Trust, LP 3.70%, 08/15/2027	$ 77,000	$ 72,674
Duke Realty, LP 3.25%, 06/30/2026	43,000	40,897
EPR Properties 4.50%, 06/01/2027	137,000	132,044
Equity Commonwealth 5.88%, 09/15/2020	1,012,000	1,036,660
ERP Operating, LP
2.85%, 11/01/2026	138,000	129,708
3.00%, 04/15/2023	50,000	49,180
3.50%, 03/01/2028	92,000	89,446
4.63%, 12/15/2021	46,000	47,592
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (A)	174,000	164,307
Goodman US Finance Three LLC 3.70%, 03/15/2028 (A)	108,000	102,787
Government Properties Income Trust
3.75%, 08/15/2019	860,000	860,843
4.00%, 07/15/2022	196,000	192,892
HCP, Inc.
3.40%, 02/01/2025	95,000	89,903
3.88%, 08/15/2024	225,000	221,436
4.20%, 03/01/2024	30,000	30,075
Liberty Property, LP 3.25%, 10/01/2026	53,000	49,491
National Retail Properties, Inc. 4.00%, 11/15/2025	204,000	201,836
Realty Income Corp.
3.25%, 10/15/2022	390,000	386,200
3.88%, 04/15/2025	160,000	159,700
4.65%, 03/15/2047	75,000	75,648
Scentre Group Trust 1 / Scentre Group Trust 2
2.38%, 11/05/2019 (A)	188,000	186,190
3.50%, 02/12/2025 (A)	300,000	290,632
Select Income REIT 3.60%, 02/01/2020	150,000	149,257
Senior Housing Properties Trust
3.25%, 05/01/2019	170,000	169,151
4.75%, 02/15/2028	150,000	141,516
Simon Property Group, LP 3.75%, 02/01/2024	200,000	200,469
SITE Centers Corp. 3.63%, 02/01/2025	198,000	189,060
UDR, Inc. 2.95%, 09/01/2026, MTN	72,000	66,367
Ventas Realty, LP
3.50%, 02/01/2025	54,000	51,692
3.85%, 04/01/2027	98,000	94,484
4.13%, 01/15/2026	45,000	44,626
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	320,000	323,520
Welltower, Inc. 4.50%, 01/15/2024	73,000	74,859

		7,286,430

Food & Staples Retailing - 0.2%
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (A)	241,000	231,409

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
CVS Pass-Through Trust
5.93%, 01/10/2034 (A)	$ 218,086	$ 234,880
8.35%, 07/10/2031 (A)	267,642	323,685
Kroger Co. 5.40%, 07/15/2040	12,000	12,193
Sysco Corp.
3.55%, 03/15/2025	105,000	103,399
3.75%, 10/01/2025	75,000	73,134
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	100,000	98,479
4.50%, 11/18/2034	185,000	177,427

		1,254,606

Food Products - 0.2%
Campbell Soup Co. 3.95%, 03/15/2025	250,000	239,513
Cargill, Inc. 3.30%, 03/01/2022 (A)	70,000	69,931
ConAgra Brands, Inc.
4.60%, 11/01/2025	85,000	85,269
5.30%, 11/01/2038	185,000	174,814
General Mills, Inc.
4.00%, 04/17/2025	165,000	162,384
4.20%, 04/17/2028 (G)	110,000	107,791
4.55%, 04/17/2038	45,000	41,750
Kellogg Co. 3.40%, 11/15/2027	48,000	44,703
Kraft Heinz Foods Co.
5.00%, 06/04/2042	59,000	52,762
6.88%, 01/26/2039	162,000	180,749
McCormick & Co., Inc.
3.15%, 08/15/2024	90,000	86,756
3.40%, 08/15/2027	132,000	124,696
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	70,000	71,833

		1,442,951

Gas Utilities - 0.2%
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	72,349
4.15%, 01/15/2043	138,000	132,199
8.50%, 03/15/2019	35,000	35,383
Boston Gas Co. 4.49%, 02/15/2042 (A)	26,000	26,234
Brooklyn Union Gas Co. 4.27%, 03/15/2048 (A)	150,000	147,990
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041	100,000	117,357
Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	59,000	58,124
KeySpan Gas East Corp. 2.74%, 08/15/2026 (A)	90,000	83,796
Korea Gas Corp. 1.88%, 07/18/2021 (A)	200,000	192,990
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	48,000	45,753
3.25%, 06/15/2026	39,000	36,469
3.50%, 09/15/2021	75,000	74,940
3.95%, 10/01/2046	59,000	51,647

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Gas Utilities (continued)
Southern Co. Gas Capital Corp. (continued)
4.40%, 06/01/2043	$ 63,000	$ 59,777
5.88%, 03/15/2041	146,000	165,000
Southwest Gas Corp. 3.80%, 09/29/2046	111,000	100,886

		1,400,894

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories
2.80%, 09/15/2020	130,000	129,231
3.88%, 09/15/2025 (G)	129,000	130,624
Becton Dickinson and Co. 3.73%, 12/15/2024	19,000	18,354
Covidien International Finance SA 2.95%, 06/15/2023	85,000	83,223
Medtronic, Inc.
3.13%, 03/15/2022	90,000	89,656
4.38%, 03/15/2035	255,000	261,079
Zimmer Biomet Holdings, Inc. 3.70%, 03/19/2023	73,000	72,221

		784,388

Health Care Providers & Services - 0.7%
Aetna, Inc.
2.80%, 06/15/2023	75,000	71,326
4.50%, 05/15/2042	26,000	24,137
6.75%, 12/15/2037	50,000	60,414
Anthem, Inc.
3.30%, 01/15/2023	28,000	27,551
4.63%, 05/15/2042	50,000	48,195
4.65%, 01/15/2043 - 08/15/2044	184,000	177,476
CVS Health Corp.
2.75%, 12/01/2022	100,000	96,241
4.00%, 12/05/2023	223,000	223,637
4.10%, 03/25/2025	949,000	939,531
4.30%, 03/25/2028	254,000	248,313
4.78%, 03/25/2038	375,000	359,346
5.05%, 03/25/2048	209,000	203,275
Express Scripts Holding Co.
3.00%, 07/15/2023	76,000	73,148
3.50%, 06/15/2024	150,000	145,668
4.50%, 02/25/2026	285,000	288,857
4.80%, 07/15/2046	93,000	89,156
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	249,000	247,115
Magellan Health, Inc. 4.40%, 09/22/2024	333,000	312,962
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	78,174
Quest Diagnostics, Inc. 3.45%, 06/01/2026	39,000	37,432
Texas Health Resources 4.33%, 11/15/2055	250,000	253,461
UnitedHealth Group, Inc.
2.88%, 03/15/2023	50,000	49,255
4.63%, 07/15/2035	140,000	148,399

		4,203,069

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 0.0% (F)
McDonald’s Corp.
4.70%, 12/09/2035, MTN	$ 105,000	$ 105,463
6.30%, 10/15/2037, MTN	63,000	73,603

		179,066

Household Durables - 0.0% (F)
Newell Brands, Inc. 2.60%, 03/29/2019	32,000	31,947

Household Products - 0.0% (F)
Procter & Gamble Co. 2.70%, 02/02/2026	200,000	192,258

Independent Power & Renewable Electricity Producers - 0.0% (F)
Exelon Generation Co. LLC 6.25%, 10/01/2039	150,000	156,427

Industrial Conglomerates - 0.1%
General Electric Co. 4.38%, 09/16/2020, MTN	700,000	699,003
Roper Technologies, Inc. 3.00%, 12/15/2020	42,000	41,727

		740,730

Insurance - 1.2%
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (A)	200,000	254,258
Allstate Corp.
3.15%, 06/15/2023	41,000	40,948
5.35%, 06/01/2033	50,000	56,762
American Financial Group, Inc. 3.50%, 08/15/2026	200,000	188,671
American International Group, Inc.
3.75%, 07/10/2025	81,000	77,553
4.20%, 04/01/2028	55,000	52,985
4.70%, 07/10/2035	100,000	94,868
Aon PLC 3.50%, 06/14/2024	100,000	97,648
Assurant, Inc. 4.20%, 09/27/2023	225,000	225,656
Athene Global Funding
2.75%, 04/20/2020 (A)	246,000	243,735
3.00%, 07/01/2022 (A)	150,000	146,526
4.00%, 01/25/2022 (A)	191,000	192,956
Athene Holding, Ltd. 4.13%, 01/12/2028	250,000	227,090
Berkshire Hathaway Finance Corp.
4.30%, 05/15/2043	83,000	84,297
4.40%, 05/15/2042	221,000	225,409
Chubb INA Holdings, Inc.
3.15%, 03/15/2025	300,000	293,311
3.35%, 05/03/2026	50,000	48,911
CNA Financial Corp. 3.45%, 08/15/2027	150,000	139,560
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (I), 4.00% (E) (A)	207,000	191,268
Great-West Lifeco Finance, LP 4.15%, 06/03/2047 (A)	200,000	186,315
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (A)	42,000	41,332
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	200,000	185,798

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Jackson National Life Global Funding
3.05%, 04/29/2026 (A)	$ 245,000	$ 231,655
3.25%, 01/30/2024 (A)	58,000	56,870
3.88%, 06/11/2025 (A)	400,000	402,134
Liberty Mutual Group, Inc.
4.95%, 05/01/2022 (A)	47,000	48,458
6.50%, 03/15/2035 (A)	230,000	267,982
Lincoln National Corp.
4.00%, 09/01/2023	150,000	152,913
6.15%, 04/07/2036	8,000	9,232
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (E), 02/24/2032	270,000	254,613
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (A)	26,000	28,817
7.63%, 11/15/2023 (A)	250,000	283,931
MassMutual Global Funding II 2.50%, 10/17/2022 (A) (G)	100,000	96,467
Metropolitan Life Global Funding I
3.00%, 09/19/2027 (A)	350,000	329,408
3.88%, 04/11/2022 (A)	200,000	202,568
New York Life Global Funding 3.00%, 01/10/2028 (A)	162,000	154,948
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	200,000	201,281
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (E), 10/24/2067 (A)	124,000	108,940
Principal Life Global Funding II 2.38%, 11/21/2021 (A)	300,000	291,808
Progressive Corp. Fixed until 03/15/2023 (I), 5.38% (E) (G)	140,000	131,187
Prudential Financial, Inc. 3.91%, 12/07/2047	126,000	112,591
Prudential Insurance Co. of America 8.30%, 07/01/2025 (A)	450,000	555,418
Reliance Standard Life Global Funding II
2.50%, 01/15/2020 (A)	100,000	99,044
3.05%, 01/20/2021 (A)	101,000	100,077
Teachers Insurance & Annuity Association of America
4.27%, 05/15/2047 (A)	100,000	95,713
4.90%, 09/15/2044 (A)	100,000	103,692
Torchmark Corp. 4.55%, 09/15/2028	135,000	137,166

		7,752,770

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.
2.80%, 08/22/2024	197,000	191,476
3.88%, 08/22/2037	230,000	222,124
4.25%, 08/22/2057	300,000	291,492
4.80%, 12/05/2034	157,000	168,169
Booking Holdings, Inc. 2.75%, 03/15/2023	143,000	137,256

		1,010,517

IT Services - 0.1%
DXC Technology Co. 4.25%, 04/15/2024	86,000	84,622

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
IBM Credit LLC
2.65%, 02/05/2021	$ 200,000	$ 197,751
3.00%, 02/06/2023	300,000	294,251
Western Union Co. 3.60%, 03/15/2022 (G)	200,000	199,224

		775,848

Life Sciences Tools & Services - 0.0% (F)
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	77,000	71,059
3.00%, 04/15/2023	57,000	55,455
4.15%, 02/01/2024	34,000	34,441

		160,955

Machinery - 0.2%
Caterpillar Financial Services Corp.
1.93%, 10/01/2021	118,000	114,260
2.85%, 06/01/2022, MTN	46,000	45,365
3.25%, 12/01/2024, MTN	130,000	128,435
Caterpillar, Inc. 2.60%, 06/26/2022	35,000	34,126
Illinois Tool Works, Inc.
3.50%, 03/01/2024	100,000	101,533
4.88%, 09/15/2041	280,000	304,969
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	80,000	79,217
Nvent Finance Sarl 4.55%, 04/15/2028	187,000	183,216
Parker-Hannifin Corp.
4.10%, 03/01/2047	58,000	55,527
4.45%, 11/21/2044, MTN	85,000	85,718
Xylem, Inc. 3.25%, 11/01/2026	33,000	31,359

		1,163,725

Media - 1.1%
21st Century Fox America, Inc.
6.55%, 03/15/2033	100,000	126,447
6.65%, 11/15/2037	50,000	65,836
7.30%, 04/30/2028	50,000	62,961
8.88%, 04/26/2023	80,000	96,570
9.50%, 07/15/2024	70,000	89,168
CBS Corp.
3.70%, 08/15/2024	287,000	278,897
4.00%, 01/15/2026	83,000	80,413
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/2025	517,000	514,084
5.38%, 04/01/2038	105,000	97,757
6.38%, 10/23/2035	92,000	94,433
6.83%, 10/23/2055	125,000	127,121
Comcast Corp.
3.15%, 03/01/2026	208,000	199,017
3.20%, 07/15/2036	200,000	172,041
3.95%, 10/15/2025	197,000	199,332
4.00%, 11/01/2049	150,000	134,409
4.20%, 08/15/2034	767,000	739,540
4.25%, 01/15/2033	173,000	171,819
4.60%, 10/15/2038	235,000	237,298
4.95%, 10/15/2058	300,000	304,995
6.50%, 11/15/2035	486,000	581,746

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Cox Communications, Inc.
3.25%, 12/15/2022 (A)	$ 55,000	$ 53,730
4.80%, 02/01/2035 (A)	350,000	319,102
Discovery Communications LLC
4.38%, 06/15/2021	80,000	81,410
6.35%, 06/01/2040	200,000	209,556
NBCUniversal Media LLC 4.38%, 04/01/2021	50,000	51,249
SES SA 3.60%, 04/04/2023 (A)	100,000	98,046
Time Warner Cable LLC
6.55%, 05/01/2037	300,000	307,872
7.30%, 07/01/2038	100,000	108,406
8.75%, 02/14/2019	50,000	50,279
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	225,000	274,302
Warner Media LLC
3.55%, 06/01/2024	425,000	409,979
3.60%, 07/15/2025	260,000	246,252

		6,584,067

Metals & Mining - 0.1%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	200,000	180,972
Barrick Gold Corp. 6.45%, 10/15/2035	40,000	45,191
BHP Billiton Finance USA, Ltd. 5.00%, 09/30/2043	50,000	54,625
Nucor Corp. 6.40%, 12/01/2037	210,000	250,737
Vale Canada, Ltd. 7.20%, 09/15/2032	220,000	241,076
Vale Overseas, Ltd. 6.25%, 08/10/2026	40,000	43,200

		815,801

Multi-Utilities - 0.4%
CMS Energy Corp.
2.95%, 02/15/2027	97,000	90,006
3.00%, 05/15/2026	73,000	68,642
3.88%, 03/01/2024	100,000	100,317
Consolidated Edison Co. of New York, Inc. 4.65%, 12/01/2048	350,000	363,434
Consumers Energy Co. 3.25%, 08/15/2046	48,000	40,627
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	46,128
4.15%, 05/15/2045	150,000	146,369
Dominion Energy, Inc.
1.60%, 08/15/2019	60,000	59,332
2.75%, 09/15/2022	93,000	89,575
2.85%, 08/15/2026	61,000	56,210
5.25%, 08/01/2033	100,000	107,104
DTE Electric Co. 3.70%, 03/15/2045	123,000	114,126
NiSource, Inc.
5.80%, 02/01/2042	118,000	130,741
6.25%, 12/15/2040	260,000	306,708

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Public Service Co. of Colorado
3.55%, 06/15/2046	$ 53,000	$ 46,754
6.50%, 08/01/2038	45,000	58,221
Public Service Co. of Oklahoma
4.40%, 02/01/2021	30,000	30,517
6.63%, 11/15/2037	150,000	190,955
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	40,717
6.00%, 06/01/2026	50,000	56,557
Sempra Energy
4.05%, 12/01/2023	72,000	72,530
9.80%, 02/15/2019	50,000	50,333
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	142,518

		2,408,421

Multiline Retail - 0.0% (F)
Dollar General Corp. 4.13%, 05/01/2028	85,000	82,498
Nordstrom, Inc. 4.00%, 10/15/2021	35,000	35,238

		117,736

Oil, Gas & Consumable Fuels - 2.6%
Anadarko Finance Co. 7.50%, 05/01/2031	100,000	118,255
Anadarko Petroleum Corp. 8.70%, 03/15/2019	80,000	80,824
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 5.25%, 01/15/2025	107,000	108,922
Apache Corp.
2.63%, 01/15/2023	58,000	54,787
3.25%, 04/15/2022	12,000	11,753
4.75%, 04/15/2043	57,000	48,892
6.00%, 01/15/2037	56,000	57,379
APT Pipelines, Ltd. 4.25%, 07/15/2027 (A)	191,000	185,850
BP Capital Markets America, Inc. 3.79%, 02/06/2024	1,000,000	1,010,789
BP Capital Markets PLC
3.54%, 11/04/2024	300,000	297,213
3.81%, 02/10/2024	116,000	117,079
Buckeye Partners, LP
3.95%, 12/01/2026	23,000	20,206
4.88%, 02/01/2021	300,000	303,333
5.85%, 11/15/2043	100,000	91,637
Canadian Natural Resources, Ltd.
3.80%, 04/15/2024	100,000	98,612
5.85%, 02/01/2035	70,000	74,408
6.45%, 06/30/2033	264,000	295,348
7.20%, 01/15/2032	20,000	24,070
Cenovus Energy, Inc. 6.75%, 11/15/2039	219,000	213,725
Chevron Corp.
2.36%, 12/05/2022	60,000	58,103
2.57%, 05/16/2023	400,000	389,551
2.90%, 03/03/2024	54,000	52,700

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
CNOOC Finance Pty, Ltd. 2.63%, 05/05/2020	$ 230,000	$ 227,729
CNOOC Finance USA LLC 3.50%, 05/05/2025	235,000	227,604
Ecopetrol SA
4.13%, 01/16/2025	100,000	95,000
5.38%, 06/26/2026	116,000	116,725
5.88%, 09/18/2023	71,000	74,018
Enable Midstream Partners, LP 4.95%, 05/15/2028	80,000	75,730
Enbridge, Inc.
3.70%, 07/15/2027	65,000	61,564
4.50%, 06/10/2044	100,000	95,558
Fixed until 03/01/2028, 6.25% (E), 03/01/2078	150,000	134,795
Encana Corp.
6.50%, 05/15/2019	40,000	40,411
7.20%, 11/01/2031	110,000	124,405
8.13%, 09/15/2030	100,000	125,940
Energy Transfer Operating, LP
3.60%, 02/01/2023	94,000	90,562
4.05%, 03/15/2025	123,000	115,442
4.75%, 01/15/2026	87,000	84,534
4.90%, 02/01/2024	199,000	201,405
6.05%, 06/01/2041	225,000	214,997
6.50%, 02/01/2042	39,000	38,923
Eni SpA
4.00%, 09/12/2023 (A)	200,000	196,941
5.70%, 10/01/2040 (A)	125,000	129,359
Eni USA, Inc. 7.30%, 11/15/2027	70,000	81,462
EnLink Midstream Partners, LP 2.70%, 04/01/2019	131,000	130,181
Enterprise Products Operating LLC
3.75%, 02/15/2025	110,000	108,840
3.90%, 02/15/2024	158,000	159,339
4.95%, 10/15/2054	46,000	44,705
5.10%, 02/15/2045	39,000	39,142
5.75%, 03/01/2035	200,000	211,305
6.65%, 10/15/2034	100,000	119,676
7.55%, 04/15/2038	300,000	379,786
EOG Resources, Inc. 2.63%, 03/15/2023	36,000	34,585
EQT Corp. 3.90%, 10/01/2027	116,000	100,002
Equinor ASA
2.65%, 01/15/2024	214,000	206,999
3.25%, 11/10/2024	107,000	106,552
Kerr-McGee Corp. 7.88%, 09/15/2031	100,000	119,755
Kinder Morgan, Inc. 4.30%, 03/01/2028	375,000	367,027
Magellan Midstream Partners, LP
3.20%, 03/15/2025	68,000	64,205
4.20%, 12/01/2042	73,000	64,782
4.25%, 02/01/2021	167,000	169,432
Marathon Petroleum Corp. 3.63%, 09/15/2024	145,000	141,091

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
MPLX, LP
4.13%, 03/01/2027	$ 104,000	$ 99,020
4.80%, 02/15/2029	195,000	194,520
4.88%, 12/01/2024	140,000	142,510
5.20%, 03/01/2047	54,000	49,707
Noble Energy, Inc.
3.90%, 11/15/2024	120,000	116,241
6.00%, 03/01/2041	200,000	195,219
Occidental Petroleum Corp.
3.00%, 02/15/2027	78,000	74,031
4.63%, 06/15/2045	39,000	38,720
ONEOK Partners, LP
3.38%, 10/01/2022	30,000	29,456
4.90%, 03/15/2025	200,000	202,631
5.00%, 09/15/2023	65,000	66,975
6.65%, 10/01/2036	210,000	234,943
Petro-Canada
6.80%, 05/15/2038	50,000	58,166
7.88%, 06/15/2026	168,000	201,302
Petroleos Mexicanos
4.63%, 09/21/2023	208,000	195,208
4.88%, 01/18/2024	44,000	41,008
5.35%, 02/12/2028	99,000	86,378
6.35%, 02/12/2048	153,000	122,400
6.38%, 02/04/2021 - 01/23/2045	218,000	198,562
6.50%, 03/13/2027 - 01/23/2029	853,000	800,890
6.75%, 09/21/2047	201,000	166,205
6.88%, 08/04/2026	357,000	347,004
Phillips 66
3.90%, 03/15/2028	140,000	135,238
4.30%, 04/01/2022	17,000	17,453
Phillips 66 Partners, LP
3.55%, 10/01/2026	34,000	31,779
4.90%, 10/01/2046	72,000	66,005
Plains All American Pipeline, LP / PAA Finance Corp.
3.60%, 11/01/2024	250,000	237,915
4.30%, 01/31/2043	100,000	78,962
4.65%, 10/15/2025	50,000	49,172
Shell International Finance BV 3.50%, 11/13/2023 (G)	525,000	530,857
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (A)	69,000	65,614
8.00%, 03/01/2032	56,000	71,228
Spectra Energy Partners, LP
3.50%, 03/15/2025	125,000	119,327
5.95%, 09/25/2043	63,000	68,774
Suncor Energy, Inc. 5.95%, 12/01/2034	140,000	155,830
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	47,000	45,591
4.95%, 01/15/2043	198,000	165,674
5.30%, 04/01/2044	50,000	44,151
5.35%, 05/15/2045	133,000	117,723
5.50%, 02/15/2020	180,000	183,468
5.95%, 12/01/2025	100,000	104,265
6.10%, 02/15/2042	150,000	144,912

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
TC PipeLines, LP 3.90%, 05/25/2027	$ 70,000	$ 66,822
Total Capital International SA
2.75%, 06/19/2021	250,000	248,180
3.75%, 04/10/2024	29,000	29,326
TransCanada PipeLines, Ltd.
4.88%, 01/15/2026	162,000	167,674
6.20%, 10/15/2037	100,000	108,811
Valero Energy Corp. 7.50%, 04/15/2032	65,000	80,167
Western Gas Partners, LP
4.00%, 07/01/2022	69,000	68,409
5.45%, 04/01/2044	168,000	150,558
Williams Cos., Inc.
3.90%, 01/15/2025	68,000	66,066
4.85%, 03/01/2048	133,000	120,685

		16,035,676

Personal Products - 0.0% (F)
Unilever Capital Corp. 3.38%, 03/22/2025 (G)	100,000	99,803

Pharmaceuticals - 0.3%
Allergan Funding SCS
3.45%, 03/15/2022	139,000	136,782
3.85%, 06/15/2024	302,000	297,861
Allergan, Inc. 3.38%, 09/15/2020	67,000	66,939
Baxalta, Inc.
3.60%, 06/23/2022	20,000	19,848
5.25%, 06/23/2045	9,000	9,123
Bayer US Finance II LLC 4.70%, 07/15/2064 (A)	97,000	79,890
Bayer US Finance LLC 3.38%, 10/08/2024 (A)	200,000	188,599
Johnson & Johnson
3.40%, 01/15/2038	247,000	229,916
4.38%, 12/05/2033	46,000	49,155
Merck & Co., Inc. 3.70%, 02/10/2045	20,000	19,209
Mylan NV
2.50%, 06/07/2019	89,000	88,581
3.95%, 06/15/2026	70,000	63,799
Mylan, Inc. 5.40%, 11/29/2043	50,000	42,316
Pfizer, Inc. 1.45%, 06/03/2019	159,000	158,070
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/2021	210,000	203,067
2.88%, 09/23/2023	111,000	104,930
Teva Pharmaceutical Finance Netherlands III BV 1.70%, 07/19/2019	74,000	72,851

		1,830,936

Real Estate Management & Development - 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.88%, 03/20/2027 (A)	325,000	323,465

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	$ 50,000	$ 49,641
3.05%, 03/15/2022	87,000	86,895
3.45%, 09/15/2021	22,000	22,224
3.75%, 04/01/2024	124,000	126,747
4.38%, 09/01/2042	88,000	87,807
5.15%, 09/01/2043	154,000	172,433
6.15%, 05/01/2037	70,000	85,271
6.70%, 08/01/2028	50,000	61,643
Canadian Pacific Railway Co.
2.90%, 02/01/2025	208,000	199,166
6.13%, 09/15/2115	57,000	66,293
7.13%, 10/15/2031	50,000	62,645
CSX Corp.
4.75%, 11/15/2048	200,000	202,170
5.50%, 04/15/2041	37,000	41,021
Norfolk Southern Corp.
3.95%, 10/01/2042	35,000	32,092
4.05%, 08/15/2052	150,000	133,963
Ryder System, Inc.
2.50%, 05/11/2020, MTN	113,000	111,669
2.65%, 03/02/2020, MTN	79,000	78,273
Union Pacific Corp. 4.10%, 09/15/2067	80,000	67,987
Union Pacific Railroad Co. Pass-Through Trust 4.70%, 01/02/2024	32,664	33,712

		1,721,652

Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc.
3.13%, 12/05/2023	73,000	70,908
4.50%, 12/05/2036	140,000	132,182
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.63%, 01/15/2024	422,000	399,255
Intel Corp.
3.70%, 07/29/2025	107,000	107,935
4.00%, 12/15/2032	221,000	226,367
QUALCOMM, Inc. 3.25%, 05/20/2027	157,000	146,041

		1,082,688

Software - 0.4%
Microsoft Corp.
1.55%, 08/08/2021	100,000	97,147
2.38%, 05/01/2023	54,000	52,844
3.30%, 02/06/2027	139,000	137,680
3.50%, 02/12/2035	185,000	176,565
3.95%, 08/08/2056	88,000	85,860
4.00%, 02/12/2055	57,000	55,976
4.10%, 02/06/2037	250,000	256,540
4.20%, 11/03/2035	103,000	106,776
4.50%, 02/06/2057	170,000	181,129
4.75%, 11/03/2055	109,000	122,039
Oracle Corp.
2.95%, 11/15/2024	500,000	486,943
3.90%, 05/15/2035	240,000	229,734
4.30%, 07/08/2034	200,000	200,758
6.13%, 07/08/2039	82,000	98,426

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Software (continued)
VMware, Inc. 2.95%, 08/21/2022	$ 288,000	$ 274,512

		2,562,929

Specialty Retail - 0.2%
AutoZone, Inc. 2.50%, 04/15/2021	100,000	97,787
Home Depot, Inc.
2.13%, 09/15/2026	104,000	93,616
2.63%, 06/01/2022	40,000	39,580
3.90%, 12/06/2028	500,000	512,128
4.20%, 04/01/2043	121,000	118,934
Lowe’s Cos., Inc.
3.13%, 09/15/2024	75,000	72,635
3.38%, 09/15/2025	119,000	112,926
4.65%, 04/15/2042	54,000	50,986
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	124,000	118,140

		1,216,732

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.
2.45%, 08/04/2026	259,000	239,376
2.85%, 05/11/2024	199,000	194,153
2.90%, 09/12/2027	274,000	257,535
3.00%, 02/09/2024 - 06/20/2027	604,000	588,699
3.20%, 05/13/2025 - 05/11/2027	335,000	326,833
3.35%, 02/09/2027	276,000	268,932
3.45%, 05/06/2024 - 02/09/2045	205,000	191,063
3.75%, 09/12/2047	350,000	321,475
3.85%, 08/04/2046	181,000	168,327
4.50%, 02/23/2036	85,000	89,387
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	390,000	391,763

		3,037,543

Tobacco - 0.0% (F)
BAT Capital Corp. 4.39%, 08/15/2037	68,000	55,656

Trading Companies & Distributors - 0.1%
Air Lease Corp.
3.25%, 03/01/2025	194,000	178,241
3.63%, 04/01/2027	70,000	62,607
International Lease Finance Corp.
5.88%, 08/15/2022	200,000	209,491
8.63%, 01/15/2022	200,000	222,351

		672,690

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.70%, 03/14/2023 (A)	100,000	95,407
4.13%, 08/01/2023 (A)	277,000	276,511

		371,918

Water Utilities - 0.0% (F)
American Water Capital Corp.
3.40%, 03/01/2025	183,000	180,801
4.00%, 12/01/2046	86,000	81,001

		261,802

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 6.13%, 03/30/2040	$ 100,000	$ 117,732
Crown Castle Towers LLC 3.22%, 05/15/2042 (A)	125,000	122,921
Rogers Communications, Inc. 8.75%, 05/01/2032	50,000	68,123
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (A)	297,000	293,287
Vodafone Group PLC
4.13%, 05/30/2025	170,000	167,941
5.00%, 05/30/2038	147,000	137,741
5.25%, 05/30/2048	172,000	161,480

		1,069,225

Total Corporate Debt Securities (Cost $153,538,111)		149,038,435

FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024 (G)	200,000	198,000
5.00%, 06/15/2045	200,000	190,400
7.38%, 09/18/2037	100,000	120,950

		509,350

Israel - 0.8%
Israel Government AID Bond
5.50%, 09/18/2033	100,000	126,936
Series 2007-Z,
Zero Coupon, 08/15/2025	1,000,000	822,059
Israel Government AID Bond, Principal Only STRIPS
Series 2,
11/01/2024	3,480,000	2,949,915
Series 2004-Z,
08/15/2023	1,000,000	880,011

		4,778,921

Mexico - 0.2%
Mexico Government International Bond
3.75%, 01/11/2028	210,000	196,562
4.13%, 01/21/2026	200,000	195,500
4.35%, 01/15/2047	104,000	89,128
5.55%, 01/21/2045	448,000	452,704
4.75%, 03/08/2044, MTN	60,000	54,540

		988,434

Panama - 0.0% (F)
Panama Government International Bond 4.50%, 04/16/2050	200,000	191,500

Peru - 0.0% (F)
Peru Government International Bond 5.63%, 11/18/2050	36,000	42,264

Supranational - 0.0% (F)
African Development Bank 8.80%, 09/01/2019	225,000	233,654

Total Foreign Government Obligations (Cost $6,886,349)		6,744,123

	Principal	Value
MORTGAGE-BACKED SECURITIES - 3.9%
Alternative Loan Trust
Series 2004-2CB, Class 1A9,
5.75%, 03/25/2034	$ 219,053	$ 227,360
Series 2005-28CB, Class 1A4,
5.50%, 08/25/2035	162,066	154,344
Series 2005-54CB, Class 1A11,
5.50%, 11/25/2035	53,534	49,666
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8,
(1.00) * 1-Month LIBOR + 4.75%, 2.24% (E), 07/25/2035	274,486	22,593
Series 2005-22T1, Class A2,
(1.00) * 1-Month LIBOR + 5.07%, 2.56% (E), 06/25/2035	568,357	53,545
Series 2005-J1, Class 1A4,
(1.00) * 1-Month LIBOR + 5.10%, 2.59% (E), 02/25/2035	43,676	616
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (A)	100,000	100,350
Series 2014-520M, Class C,
4.21% (E), 08/15/2046 (A)	200,000	181,659
Banc of America Funding Trust Series 2005-E, Class 4A1, 4.56% (E), 03/20/2035	38,916	39,086
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1,
03/25/2034	18,856	15,942
Series 2005-7, Class 30,
11/25/2035	21,864	18,191
Series 2005-8, Class 30,
01/25/2036	6,030	4,540
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 4.76% (E), 11/25/2033	74,838	75,211
BB-UBS Trust
Series 2012-SHOW, Class A,
3.43%, 11/05/2036 (A)	550,000	550,059
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	67,000	65,935
BCAP LLC Trust Series 2010-RR7, Class 2A1, 3.75% (E), 07/26/2045 (A)	52,408	51,944
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1-Month LIBOR + 0.64%, 3.15% (E), 07/25/2034	129,723	128,428
Bear Stearns ARM Trust Series 2006-1, Class A1, 1-Year CMT + 2.25%, 4.91% (E), 02/25/2036	53,314	53,605
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PWR9, Class C, 5.06% (E), 09/11/2042	71,859	71,852
CD Mortgage Trust Series 2006-CD3, Class AM, 5.65%, 10/15/2048	284,065	291,918

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
4.37% (E), 02/25/2037	$ 75,409	$ 76,260
Series 2007-A2, Class 2A1,
4.51% (E), 07/25/2037	32,029	32,636
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	56,235	57,163
Series 2004-3, Class A4,
5.75%, 04/25/2034	33,741	34,190
Series 2004-7, Class 2A1,
3.96% (E), 06/25/2034	18,367	18,898
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	578	578
Series 2004-HYB1, Class 2A,
4.00% (E), 05/20/2034	13,661	13,608
Series 2005-22, Class 2A1,
4.08% (E), 11/25/2035	111,781	98,324
Citigroup Mortgage Loan Trust Series 2003-1, Class 2A5, 5.25%, 10/25/2033	17,833	18,028
COMM Mortgage Trust
Series 2013-SFS, Class A2,
2.99% (E), 04/12/2035 (A)	125,000	124,271
Series 2014-PAT, Class A,
1-Month LIBOR + 0.80%, 3.19% (E), 08/13/2027 (A)	198,000	197,828
Series 2014-TWC, Class A,
1-Month LIBOR + 0.85%, 3.24% (E), 02/13/2032 (A)	2,015,000	2,008,964
Series 2014-TWC, Class B,
1-Month LIBOR + 1.60%, 3.99% (E), 02/13/2032 (A)	500,000	497,782
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	422,000	427,807
Series 2018-HOME, Class A,
3.82% (E), 04/10/2033 (A)	1,160,000	1,155,053
Commercial Mortgage Trust Series 2006-GG7, Class AM, 5.67% (E), 07/10/2038	13,728	13,763
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	21,553	22,137
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	2,846	2,847
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	33,988	34,423
Federal Home Loan Mortgage Corp.
Series K070, Class A2,
3.30% (E), 11/25/2027	553,000	551,992
Series K077, Class AM,
3.85% (E), 05/25/2028	1,340,000	1,385,719
Series W5FX, Class AFX,
3.21% (E), 04/25/2028	465,000	464,896

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GMAC Commercial Mortgage Securities, Inc. Trust Series 2004-C3, Class B, 4.97%, 12/10/2041	$ 9,191	$ 9,180
GS Mortgage Securities Corp. II Series 2013-KING, Class A, 2.71%, 12/10/2027 (A)	120,737	120,008
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (A)	750,000	755,919
GS Mortgage Securities Trust Series 2011-GC5, Class D, 5.39% (E), 08/10/2044 (A)	103,000	99,338
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF,
1-Month LIBOR + 0.35%, 2.86% (E), 03/25/2035 (A)	149,167	138,952
Series 2005-RP3, Class 1AF,
1-Month LIBOR + 0.35%, 2.86% (E), 09/25/2035 (A)	91,807	81,733
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	54,211	55,036
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	24,619	25,123
Series 2005-7F, Class 3A9,
6.00%, 09/25/2035	48,949	50,863
Series 2006-1F, Class 2A4,
6.00%, 02/25/2036	68,906	56,974
Headlands Residential LLC Series 2017-RPL1, Class A, 3.88% (E), 08/25/2022 (A)	1,135,000	1,120,586
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 2.86% (E), 05/25/2036	88,261	86,508
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 2.86% (E), 08/25/2036	19,321	18,712
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (A)	765,000	770,844
JPMorgan Chase Commercial Mortgage Securities Trust Series 2004-CBX, Class B, 5.02% (E), 01/12/2037	165,694	166,683
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.29% (E), 05/15/2045	91,886	114
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 4.61% (E), 11/25/2033	26,781	27,409
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	154,000	154,531
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
4.67% (E), 04/21/2034	35,059	35,899

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
MASTR Adjustable Rate Mortgages Trust (continued)
Series 2004-13, Class 3A7,
4.44% (E), 11/21/2034	$ 18,795	$ 19,238
Series 2004-3, Class 4A2,
3.50% (E), 04/25/2034	18,039	16,287
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1,
4.50%, 09/25/2019	2,973	2,965
Series 2004-5, Class 5A1,
4.75%, 06/25/2019	815	813
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, 05/28/2035 (A)	13,524	9,771
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 3.13% (E), 10/25/2028	274,321	272,302
Series 2004-1, Class 2A1,
4.15% (E), 12/25/2034	59,618	59,486
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 2.97% (E), 04/25/2029	180,142	176,677
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	350,000	352,112
Morgan Stanley Capital I Trust Series 2011-C3, Class A3, 4.05%, 07/15/2049	72,637	72,826
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA,
1.00%, 03/27/2051 (A)	1,565	1,566
Series 2012-XA, Class B,
0.25%, 07/27/2049 (A)	5,969	5,618
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2,
6.00%, 05/25/2033	9,196	9,194
Series 2003-A1, Class A5,
7.00%, 04/25/2033	10,096	10,292
PHH Alternative Mortgage Trust, Interest Only STRIPS Series 2007-2, Class 2X, 6.00%, 05/25/2037	160,947	37,472
RALI Trust
Series 2002-QS16, Class A3,
(2.09) * 1-Month LIBOR + 16.62%, 11.38% (E), 10/25/2017	52	53
Series 2004-QS3, Class CB,
5.00%, 03/25/2019	2,844	2,835
RBS Commercial Funding, Inc. Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	158,708
Seasoned Loans Structured Transaction Series 2018-2, Class A1, 3.50%, 11/25/2028	2,482,409	2,435,955

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 3.23% (E), 04/20/2033	$ 112,345	$ 109,724
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 3.07% (E), 12/20/2034	87,146	85,441
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 3.17% (E), 09/20/2034	214,299	209,941
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 3.15% (E), 10/20/2034	155,640	151,470
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4, 4.23% (E), 02/25/2034	227,122	227,033
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1,
1-Month LIBOR + 0.70%, 3.17% (E), 01/19/2034	263,554	256,015
Series 2004-AR1, Class 1A1,
1-Month LIBOR + 0.70%, 3.17% (E), 03/19/2034	230,543	226,569
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 3.13% (E), 10/19/2034	39,660	38,957
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 2.72% (E), 07/19/2035	120,757	118,555
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 4.00% (E), 12/25/2044	87,708	87,857
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class C, 5.48% (E), 08/15/2039	240,000	239,764
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	231,000	232,449
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	130,000	131,428
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	286,582
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.33% (E), 05/10/2063 (A)	749,992	28,218
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1-Month LIBOR + 4.60%, 6.56% (E), 12/15/2020	1,200,000	1,200,000
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (A)	544,235	539,500
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (A)	400,000	403,668

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.08% (E), 03/15/2045 (A)	$ 584,485	$ 6
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6,
4.31% (E), 10/25/2033	80,623	81,300
Series 2003-AR6, Class A1,
4.22% (E), 06/25/2033	23,731	23,922
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	45,846	46,561
Series 2003-S9, Class A8,
5.25%, 10/25/2033	45,637	45,943
Series 2004-AR3, Class A2,
3.96% (E), 06/25/2034	14,703	14,931
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7, 5.50%, 06/25/2035	132,502	126,335
Washington Mutual Mortgage Pass-Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4,
(1.00) * 1-Month LIBOR + 5.05%, 2.54% (E), 04/25/2035	422,168	38,017
Series 2005-3, Class CX,
5.50%, 05/25/2035	153,280	29,359
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P, 03/25/2033	2,162	1,898
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class A,
2.71% (E), 03/18/2028 (A)	400,000	396,790
Series 2014-LC16, Class A2,
2.82%, 08/15/2050	712,068	710,630
Series 2016-C35, Class A4,
2.93%, 07/15/2048	1,103,000	1,055,488
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1,
4.47% (E), 06/25/2033	71,410	72,111
Series 2003-K, Class 1A1,
4.69% (E), 11/25/2033	10,450	10,597
Series 2004-EE, Class 3A1,
4.57% (E), 12/25/2034	64,870	67,146
Series 2004-I, Class 1A1,
4.77% (E), 07/25/2034	68,353	69,815
Series 2004-P, Class 2A1,
4.64% (E), 09/25/2034	70,512	72,342
Series 2004-V, Class 1A1,
4.55% (E), 10/25/2034	21,018	21,321
Series 2005-AR16, Class 2A1,
4.53% (E), 02/25/2034	55,655	56,988
Series 2005-AR3, Class 1A1,
4.48% (E), 03/25/2035	243,862	250,612

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2005-AR8, Class 2A1,
4.42% (E), 06/25/2035	$ 16,183	$ 16,626

Total Mortgage-Backed Securities (Cost $24,563,803)		24,594,502

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
California - 0.0% (F)
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	65,000	81,997

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	225,000	228,917
5.65%, 11/01/2040	155,000	188,772

		417,689

Ohio - 0.0% (F)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	106,000	105,252
4.80%, 06/01/2111	130,000	142,406

		247,658

Total Municipal Government Obligations (Cost $708,058)		747,344

U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.9%
Federal Home Loan Banks 5.50%, 07/15/2036	150,000	192,866
Federal Home Loan Mortgage Corp.
3.00%, 08/15/2042 - 01/15/2044	2,834,777	2,800,368
1-Month LIBOR + 0.55%, 3.01% (E), 07/15/2042 - 03/15/2044	1,653,563	1,663,244
3.50%, 01/01/2032 - 06/01/2043	2,601,875	2,621,771
1-Year CMT + 2.25%, 3.70% (E), 01/01/2035	26,776	28,295
4.00%, 06/01/2042 - 01/01/2046	2,373,254	2,433,538
1-Year CMT + 2.25%, 4.12% (E), 05/01/2036	22,157	23,436
12-Month LIBOR + 1.69%, 4.16% (E), 12/01/2036	4,280	4,477
6-Month LIBOR + 1.66%, 4.16% (E), 08/01/2036	26,511	27,474
12-Month LIBOR + 1.67%, 4.21% (E), 11/01/2036	26,299	27,454
6-Month LIBOR + 1.73%, 4.23% (E), 10/01/2036	22,517	23,378
6-Month LIBOR + 1.73%, 4.25% (E), 07/01/2036	33,243	34,514
12-Month LIBOR + 1.94%, 4.32% (E), 06/01/2036	96,761	102,108
6-Month LIBOR + 1.91%, 4.41% (E), 03/01/2037	24,309	25,372
4.50%, 05/01/2041	250,412	262,174
1-Year CMT + 2.37%, 4.52% (E), 09/01/2034	41,193	43,461

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
1-Year CMT + 2.25%, 4.58% (E), 02/01/2036	$ 75,378	$ 79,225
6-Month LIBOR + 2.11%, 4.61% (E), 02/01/2037	42,077	44,221
1-Year CMT + 2.36%, 4.73% (E), 10/01/2036	25,701	27,109
5.50%, 06/01/2020 - 08/01/2038	31,095	33,537
6.00%, 10/01/2019 - 12/01/2034	113,208	119,573
6.50%, 09/01/2019 - 11/01/2036	24,328	27,779
7.00%, 01/01/2031	60,535	66,538
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.27%, 01/25/2023	1,500,000	1,465,924
2.36%, 08/25/2022	786,734	777,733
2.60%, 09/25/2020	47,520	47,262
2.62%, 01/25/2023	1,250,000	1,232,116
2.72%, 07/25/2026	896,000	876,550
2.77%, 05/25/2025	750,000	736,445
2.81%, 09/25/2024	591,000	583,780
2.84%, 09/25/2022	574,000	574,111
2.93%, 01/25/2023	678,595	682,618
3.04%, 07/25/2024	2,500,000	2,516,051
1-Month LIBOR + 0.70%, 3.05% (E), 09/25/2022	261,316	261,478
3.08%, 01/25/2031	1,179,000	1,136,504
3.39%, 03/25/2024	857,000	871,505
3.49%, 01/25/2024	1,300,000	1,329,405
Federal Home Loan Mortgage Corp. REMICs
1-Month LIBOR + 0.40%, 2.70% (E), 07/15/2037	216,718	216,091
1-Month LIBOR + 0.35%, 2.81% (E), 06/15/2043	1,016,657	1,013,265
1-Month LIBOR + 0.40%, 2.86% (E), 10/15/2041	321,723	323,025
1-Month LIBOR + 0.44%, 2.90% (E), 02/15/2037	8,238	8,251
1-Month LIBOR + 0.45%, 2.91% (E), 08/15/2039	190,199	190,686
1-Month LIBOR + 0.55%, 3.01% (E), 08/15/2037	503,480	506,510
1-Month LIBOR + 0.68%, 3.14% (E), 11/15/2037	280,598	284,341
4.00%, 12/15/2041	334,768	350,649
5.00%, 12/15/2022 - 05/15/2041	594,135	648,134
5.50%, 12/15/2022 - 05/15/2038	572,244	622,472
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (E), 05/15/2041	83,664	85,108
6.00%, 05/15/2027 - 04/15/2036	1,045,239	1,141,373
6.38%, 03/15/2032	84,995	94,796
6.40%, 11/15/2023	21,701	22,573
6.50%, 08/15/2031 - 07/15/2036	450,905	503,209
7.00%, 03/15/2024 - 05/15/2032	696,461	775,012
(1.25) * 1-Month LIBOR + 10.13%, 7.06% (E), 07/15/2032	45,782	50,884
7.25%, 09/15/2030 - 12/15/2030	174,957	198,701
7.50%, 02/15/2023 - 08/15/2030	72,009	78,137

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMICs (continued)
8.00%, 01/15/2030	$ 137,576	$ 158,943
(2.00) * 1-Month LIBOR + 13.29%, 8.38% (E), 07/15/2033	32,963	37,553
8.50%, 09/15/2020	33	33
(3.33) * 1-Month LIBOR + 17.50%, 9.32% (E), 02/15/2040	80,165	94,301
(1.83) * 1-Month LIBOR + 14.76%, 10.26% (E), 09/15/2033	7,173	8,500
(3.67) * 1-Month LIBOR + 24.49%, 15.49% (E), 06/15/2034	36,214	40,988
Federal Home Loan Mortgage Corp. REMICs, Interest Only STRIPS
1.44% (E), 01/15/2040	110,789	4,541
(1.00) * 1-Month LIBOR + 6.00%, 3.54% (E), 11/15/2037 - 02/15/2039	110,679	13,181
(1.00) * 1-Month LIBOR + 6.20%, 3.74% (E), 06/15/2038	234,917	30,137
(1.00) * 1-Month LIBOR + 6.37%, 3.91% (E), 10/15/2037	450,649	61,424
(1.00) * 1-Month LIBOR + 6.42%, 3.96% (E), 11/15/2037	52,182	4,890
(1.00) * 1-Month LIBOR + 6.80%, 4.34% (E), 04/15/2038	41,505	5,423
(1.00) * 1-Month LIBOR + 7.10%, 4.64% (E), 07/15/2036	14,082	810
(1.00) * 1-Month LIBOR + 8.00%, 5.54% (E), 03/15/2032	28,740	4,759
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 04/15/2020 - 01/15/2040	208,089	181,125
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 3.36% (E), 10/25/2044	186,191	187,282
3.90% (E), 08/25/2028	860,000	896,312
5.49% (E), 07/25/2032	149,343	159,166
6.50%, 02/25/2043	138,951	158,848
7.00%, 02/25/2043	42,080	48,024
7.50% (E), 08/25/2042	62,989	74,585
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 09/15/2035	43,523	8,881
Federal National Mortgage Association
Zero Coupon, 10/09/2019	675,000	660,946
1.94%, 07/01/2019	916,514	910,942
2.03%, 03/25/2019	121,058	120,761
2.34%, 01/01/2023	906,696	893,539
2.38%, 12/01/2022 - 10/01/2026	1,923,112	1,865,867
2.39% (E), 01/25/2023	784,775	773,212
2.46%, 02/01/2023	866,631	857,870
2.49%, 05/25/2026	1,000,000	950,122
2.51%, 06/01/2023	892,282	884,371
2.52%, 05/01/2023	1,000,000	991,142
2.57%, 08/01/2028	2,850,000	2,701,398
2.65%, 08/01/2022	500,000	496,098
1-Month LIBOR + 0.35%, 2.66% (E), 01/01/2023	586,827	586,638

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
1-Month LIBOR + 0.35%, 2.67% (E), 09/25/2042	$ 481,367	$ 478,943
2.67%, 07/01/2022	1,500,000	1,489,334
2.70%, 07/01/2026	1,500,000	1,458,595
2.71%, 04/01/2023	1,299,032	1,291,094
2.77%, 06/01/2023	850,692	847,342
1-Month LIBOR + 0.26%, 2.77% (E), 11/25/2046	141,151	138,978
1-Month LIBOR + 0.48%, 2.79% (E), 09/01/2024	916,239	912,383
1-Month LIBOR + 0.50%, 2.80% (E), 08/25/2019	13,800	13,783
2.90%, 06/25/2027	1,345,315	1,283,749
2.92%, 12/01/2024	1,000,000	997,335
2.97%, 06/01/2030	1,321,000	1,255,069
2.98%, 08/25/2029	733,000	704,716
3.00%, 01/01/2043	602,373	591,614
3.02% (E), 08/25/2024	636,000	635,355
3.03%, 12/01/2021	433,624	436,133
3.04% (E), 03/25/2028	546,000	530,894
1-Month LIBOR + 0.55%, 3.06% (E), 08/25/2042	430,613	437,386
3.08%, 01/01/2028	2,000,000	1,952,895
3.08% (E), 06/25/2027	1,016,000	999,114
3.09% (E), 04/25/2027 - 02/25/2030	1,559,000	1,521,933
3.10%, 09/01/2025 - 01/01/2028	2,996,379	2,969,713
3.12%, 11/01/2026	982,499	978,673
3.16%, 01/01/2030	2,000,000	1,942,296
3.18% (E), 04/25/2029	937,000	920,961
1-Month LIBOR + 0.93%, 3.23% (E), 11/25/2022	312,753	315,388
3.24%, 10/01/2026 - 12/01/2026	1,927,842	1,933,689
3.26%, 04/01/2029	2,000,000	1,972,338
3.29%, 08/01/2026	2,500,000	2,539,109
3.30%, 12/01/2026 - 03/01/2029	2,184,916	2,183,779
3.33%, 05/01/2028	2,081,708	2,081,313
3.34%, 02/01/2027 - 07/01/2030	2,000,000	1,996,912
3.36%, 12/01/2027	1,049,392	1,044,332
3.38%, 12/01/2023	1,476,433	1,507,874
3.38% (E), 07/25/2028	997,000	995,708
3.42%, 05/01/2024	600,000	610,921
3.45%, 01/01/2024	970,982	994,602
3.50%, 08/01/2032 - 01/01/2044	4,410,669	4,449,470
3.57%, 07/01/2028	1,198,206	1,217,503
3.59%, 10/01/2020	60,266	60,990
3.64% (E), 08/25/2030	1,100,000	1,107,247
3.66%, 10/01/2028	1,197,145	1,224,583
3.67%, 09/01/2028	1,142,000	1,169,208
3.74%, 07/01/2023	483,761	503,249
3.76%, 06/25/2021 - 12/01/2035	2,131,777	2,170,726
12-Month LIBOR + 1.79%, 3.79% (E), 01/01/2038	7,142	7,397
3.81%, 12/01/2028	730,000	754,173
3.86%, 07/01/2021	876,849	898,891
3.87%, 08/01/2021	887,407	910,903
3.92%, 08/01/2021	1,379,822	1,414,185
3.94%, 07/01/2021	500,000	512,573
3.97%, 06/01/2021 - 07/01/2021	894,613	916,521

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.98%, 08/01/2021	$ 908,333	$ 931,575
3.99%, 07/01/2021	366,054	375,304
4.00%, 07/01/2042 - 03/01/2048	3,607,167	3,696,783
4.02%, 08/01/2021 - 11/01/2028	1,507,335	1,558,366
4.05%, 08/01/2021	735,096	755,596
4.06%, 07/01/2021 - 09/01/2021	1,400,546	1,439,610
1-Year CMT + 2.24%, 4.18% (E), 01/01/2036	27,011	28,467
4.23%, 03/01/2020	801,930	811,775
4.25%, 04/01/2021	500,000	513,317
4.26%, 06/01/2021	314,483	322,741
4.38%, 04/01/2020	141,381	143,713
4.45%, 07/01/2026	446,256	483,849
4.50%, 03/01/2019	2,174	2,214
4.65%, 06/01/2021	892,796	923,984
5.00%, 04/01/2019 - 06/01/2048	1,555,715	1,640,295
5.50%, 07/01/2022 - 05/01/2036	200,336	209,762
6.00%, 12/01/2032 - 11/01/2037	331,600	357,230
6.50%, 08/01/2020 - 10/01/2036	57,128	63,565
8.00%, 11/01/2037	4,892	5,330
Federal National Mortgage Association REMICs
1-Month LIBOR + 0.25%, 2.70% (E), 06/27/2036	28,604	28,108
1-Month LIBOR + 0.30%, 2.81% (E), 08/25/2041	199,972	199,852
1-Month LIBOR + 0.35%, 2.86% (E), 04/25/2035 - 08/25/2036	76,379	76,571
1-Month LIBOR + 0.40%, 2.91% (E), 10/25/2042	469,418	467,767
3.00%, 01/25/2046	512,221	508,125
1-Month LIBOR + 0.50%, 3.01% (E), 05/25/2035 - 10/25/2042	976,282	981,831
4.00%, 10/25/2025 - 04/25/2033	775,331	796,900
(1.33) * 1-Month LIBOR + 7.47%, 4.33% (E), 08/25/2033	49,496	49,123
4.50%, 07/25/2029	1,000,000	1,050,832
5.00%, 09/25/2023 - 08/25/2040	1,260,983	1,375,772
5.38% (E), 12/25/2042	107,250	112,643
5.50%, 04/25/2023 - 07/25/2038	1,299,821	1,381,144
5.75%, 06/25/2033	177,986	192,638
5.89% (E), 12/25/2042	58,432	62,629
6.00% (E), 07/25/2023	60,548	63,735
6.00%, 11/25/2032 - 11/25/2039	386,054	422,955
6.50%, 02/25/2022 - 05/25/2044	422,433	468,348
6.50% (E), 10/25/2042	20,396	22,664
(1.88) * 1-Month LIBOR + 11.28%, 6.57% (E), 07/25/2035	75,546	83,156
7.00%, 03/25/2031 - 11/25/2041	779,444	886,415
(2.50) * 1-Month LIBOR + 13.75%, 7.88% (E), 07/25/2033	22,783	25,320
8.00%, 05/25/2022	7,921	8,333
(1.67) * 1-Month LIBOR + 12.50%, 8.32% (E), 09/25/2033	9,255	10,281
(2.00) * 1-Month LIBOR + 14.00%, 8.99% (E), 03/25/2038	6,114	6,698
(2.75) * 1-Month LIBOR + 16.50%, 9.61% (E), 05/25/2034	21,180	24,536

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMICs (continued)
(1.83) * 1-Month LIBOR + 14.48%, 9.89% (E), 12/25/2032	$ 6,103	$ 7,055
(6.67) * 1-Month LIBOR + 54.00%, 10.00% (E), 03/25/2032	3,956	4,873
(2.00) * 1-Month LIBOR + 15.50%, 10.59% (E), 11/25/2031	20,525	25,435
(2.50) * 1-Month LIBOR + 17.38%, 11.11% (E), 07/25/2035	64,071	80,572
(2.75) * 1-Month LIBOR + 19.53%, 12.63% (E), 04/25/2034 - 05/25/2034	121,452	156,641
(2.75) * 1-Month LIBOR + 19.80%, 12.91% (E), 08/25/2032	3,735	3,750
(4.00) * 1-Month LIBOR + 24.00%, 13.98% (E), 05/25/2034	10,607	13,265
(3.50) * 1-Month LIBOR + 23.10%, 14.33% (E), 06/25/2035	49,998	56,566
(3.67) * 1-Month LIBOR + 24.57%, 15.38% (E), 03/25/2036	19,701	28,164
(4.00) * 1-Month LIBOR + 26.20%, 16.18% (E), 10/25/2036	6,989	9,665
(4.00) * 1-Month LIBOR + 26.56%, 16.54% (E), 12/25/2036	9,594	12,695
(3.25) * 1-Month LIBOR + 25.19%, 17.04% (E), 02/25/2032	2,617	3,479
Federal National Mortgage Association REMICs, Interest Only STRIPS
0.91% (E), 08/25/2042	306,756	7,295
1.30% (E), 04/25/2041	73,714	3,548
1.45% (E), 01/25/2038	38,111	1,384
(1.00) * 1-Month LIBOR + 5.85%, 3.34% (E), 09/25/2038	132,442	12,368
(1.00) * 1-Month LIBOR + 5.91%, 3.40% (E), 02/25/2038	84,249	9,987
(1.00) * 1-Month LIBOR + 6.10%, 3.59% (E), 06/25/2037	39,362	5,136
(1.00) * 1-Month LIBOR + 6.18%, 3.67% (E), 12/25/2039	13,743	1,461
(1.00) * 1-Month LIBOR + 6.20%, 3.69% (E), 03/25/2038	12,149	1,559
(1.00) * 1-Month LIBOR + 6.42%, 3.91% (E), 04/25/2040	21,287	2,743
(1.00) * 1-Month LIBOR + 6.50%, 3.99% (E), 06/25/2023	10,043	304
(1.00) * 1-Month LIBOR + 6.53%, 4.02% (E), 01/25/2041	298,258	55,000
(1.00) * 1-Month LIBOR + 6.54%, 4.03% (E), 09/25/2037	50,245	8,677
(1.00) * 1-Month LIBOR + 6.55%, 4.04% (E), 02/25/2039	34,638	5,371
(1.00) * 1-Month LIBOR + 6.58%, 4.07% (E), 06/25/2036	32,786	4,607
(1.00) * 1-Month LIBOR + 6.70%, 4.19% (E), 03/25/2036	577,418	97,803
(1.00) * 1-Month LIBOR + 7.15%, 4.64% (E), 07/25/2037	86,464	16,706
6.50%, 05/25/2033	25,128	5,612
7.00%, 06/25/2033	33,296	7,945

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2032 - 12/25/2043	$ 1,908,747	$ 1,538,008
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 01/25/2033	52,197	46,659
05/15/2030, MTN	400,000	276,874
FREMF Mortgage Trust
3.58% (E), 11/25/2049 (A)	529,000	507,217
3.68% (E), 01/25/2048 (A)	760,000	740,585
3.84% (E), 07/25/2049 (A)	420,000	426,682
4.07% (E), 11/25/2047 (A)	490,000	478,234
Government National Mortgage Association
1.65%, 01/20/2063	906,190	893,088
2.00%, 05/16/2049	126,917	120,732
2.07% (E), 07/16/2048	46,746	44,983
2.50%, 09/16/2056	52,273	50,948
1-Month LIBOR + 0.30%, 2.61% (E), 08/20/2060	12,820	12,810
1-Month LIBOR + 0.34%, 2.65% (E), 12/20/2062	267,624	267,197
1-Month LIBOR + 0.40%, 2.71% (E), 12/20/2060	655,663	655,628
1-Month LIBOR + 0.41%, 2.72% (E), 03/20/2063	653,511	653,680
1-Month LIBOR + 0.43%, 2.74% (E), 04/20/2060	69,127	69,093
1-Month LIBOR + 0.45%, 2.76% (E), 03/20/2060 - 08/20/2067	1,636,293	1,638,219
1-Month LIBOR + 0.47%, 2.78% (E), 01/20/2061 - 08/20/2065	3,099,553	3,106,332
1-Month LIBOR + 0.48%, 2.79% (E), 02/20/2065	1,125,066	1,128,621
1-Month LIBOR + 0.50%, 2.81% (E), 06/20/2064 - 07/20/2064	3,143,295	3,156,192
1-Month LIBOR + 0.52%, 2.83% (E), 10/20/2062 - 09/20/2065	884,177	887,612
1-Month LIBOR + 0.55%, 2.86% (E), 07/20/2062	10,432	10,447
1-Month LIBOR + 0.58%, 2.89% (E), 09/20/2062 - 05/20/2066	857,294	859,237
1-Month LIBOR + 0.65%, 2.96% (E), 01/20/2064 - 03/20/2064	2,339,126	2,354,295
1-Month LIBOR + 0.66%, 2.97% (E), 12/20/2065	444,817	449,546
1-Month LIBOR + 0.70%, 3.01% (E), 05/20/2061	17,009	17,057
1-Month LIBOR + 1.00%, 3.31% (E), 12/20/2066	472,914	483,310
3.50%, 11/20/2039 - 06/20/2046	1,764,685	1,774,383
4.50%, 05/20/2048 - 10/20/2048	5,420,715	5,651,231
4.74% (E), 10/20/2043	819,304	877,419
5.00%, 04/16/2023	87,100	86,993
5.48% (E), 01/20/2038	348,368	382,039
5.50%, 01/16/2033 - 09/20/2039	1,355,480	1,475,330
5.56% (E), 07/20/2040	253,940	279,234
5.86% (E), 12/20/2038	101,139	111,972
6.00%, 09/20/2038 - 08/20/2039	194,801	212,332

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
6.50%, 10/16/2024 - 06/20/2033	$ 1,003,589	$ 1,072,695
7.33%, 11/20/2030	14,270	14,242
(2.00) * 1-Month LIBOR + 13.40%, 8.46% (E), 10/20/2037	24,082	26,141
9.00%, 05/16/2027	8,680	8,667
(2.41) * 1-Month LIBOR + 16.43%, 10.52% (E), 06/17/2035	16,898	19,025
(2.20) * 1-Month LIBOR + 16.72%, 11.32% (E), 05/18/2034	1,022	1,144
(3.00) * 1-Month LIBOR + 20.21%, 12.79% (E), 09/20/2037	10,481	12,626
(2.75) * 1-Month LIBOR + 19.66%, 12.91% (E), 04/16/2034	38,237	50,984
(3.50) * 1-Month LIBOR + 23.28%, 14.63% (E), 04/20/2037	36,523	46,443
(4.91) * 1-Month LIBOR + 29.46%, 17.33% (E), 09/20/2034	19,457	26,624
Government National Mortgage Association, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 5.70%, 3.23% (E), 12/20/2038	40,781	3,695
(1.00) * 1-Month LIBOR + 5.83%, 3.36% (E), 02/20/2038	68,990	7,592
(1.00) * 1-Month LIBOR + 6.00%, 3.53% (E), 11/20/2037	63,224	7,208
(1.00) * 1-Month LIBOR + 6.08%, 3.61% (E), 06/20/2039	43,831	4,756
(1.00) * 1-Month LIBOR + 6.10%, 3.63% (E), 10/20/2034	84,574	10,871
(1.00) * 1-Month LIBOR + 6.10%, 3.64% (E), 02/16/2039	25,822	3,096
(1.00) * 1-Month LIBOR + 6.20%, 3.73% (E), 03/20/2037 - 06/20/2038	139,681	15,644
(1.00) * 1-Month LIBOR + 6.27%, 3.80% (E), 04/20/2039	55,572	5,493
(1.00) * 1-Month LIBOR + 6.30%, 3.83% (E), 09/20/2035 - 03/20/2039	176,971	19,785
(1.00) * 1-Month LIBOR + 6.40%, 3.94% (E), 05/16/2038 - 06/16/2039	185,016	22,007
(1.00) * 1-Month LIBOR + 6.47%, 4.01% (E), 06/16/2037	56,550	6,928
(1.00) * 1-Month LIBOR + 6.55%, 4.08% (E), 11/20/2037 - 12/20/2037	59,005	7,347
(1.00) * 1-Month LIBOR + 6.75%, 4.28% (E), 07/20/2037	111,832	15,086
(1.00) * 1-Month LIBOR + 6.78%, 4.30% (E), 08/20/2037	78,427	8,643
(1.00) * 1-Month LIBOR + 6.81%, 4.35% (E), 04/16/2037	36,615	5,701
(1.00) * 1-Month LIBOR + 7.95%, 5.49% (E), 04/16/2032	64,323	672
5.50%, 10/16/2037	95,464	10,516
6.50%, 03/20/2039	31,013	8,041
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	161,163	143,396

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 01/15/2021	$ 8,265,000	$ 7,946,586
Resolution Funding Corp., Principal Only STRIPS 01/15/2026 - 10/15/2027	335,000	265,124
Tennessee Valley Authority
4.25%, 09/15/2065	397,000	451,693
4.63%, 09/15/2060	257,000	311,689
5.88%, 04/01/2036	550,000	716,064
Tennessee Valley Authority, Principal Only STRIPS
05/01/2019 - 03/15/2032	1,250,000	997,323
01/15/2038	150,000	75,138
Vendee Mortgage Trust Series 1997-1, Class 2Z, 7.50%, 02/15/2027	277,042	304,867

Total U.S. Government Agency Obligations (Cost $176,874,351)		174,668,384

U.S. GOVERNMENT OBLIGATIONS - 27.5%
U.S. Treasury - 27.3%
U.S. Treasury Bonds
2.50%, 02/15/2045 - 02/15/2046	8,250,000	7,459,374
2.75%, 08/15/2042 - 11/15/2042	4,448,000	4,252,933
2.88%, 05/15/2043 - 08/15/2045	5,570,000	5,436,827
3.00%, 02/15/2048	240,000	238,716
3.13%, 02/15/2043 - 05/15/2048	2,299,000	2,344,228
3.63%, 08/15/2043 - 02/15/2044	1,999,000	2,213,377
3.75%, 11/15/2043	2,848,000	3,216,571
3.88%, 08/15/2040	1,020,000	1,171,287
4.25%, 05/15/2039 - 11/15/2040	1,400,000	1,691,709
4.38%, 05/15/2040 - 05/15/2041	4,100,000	5,043,000
4.50%, 02/15/2036 - 08/15/2039	5,844,000	7,254,843
5.25%, 11/15/2028 - 02/15/2029	7,130,000	8,684,681
5.38%, 02/15/2031	42,400	53,868
U.S. Treasury Bond, Principal Only STRIPS 05/15/2022 - 11/15/2041	65,854,260	48,709,566
U.S. Treasury Notes
1.00%, 11/30/2019	400,000	394,109
1.13%, 07/31/2021	3,000,000	2,898,633
1.25%, 07/31/2023	3,000,000	2,837,227
1.38%, 01/31/2021 - 09/30/2023	11,180,000	10,792,631
1.50%, 08/15/2026	142,000	130,995
1.63%, 11/30/2020 - 05/15/2026	17,409,500	16,735,253
1.75%, 09/30/2022 - 05/15/2023	5,588,000	5,423,760
2.00%, 02/28/2021 - 11/15/2026	19,945,500	19,489,850
2.13%, 02/29/2024 - 05/15/2025	3,683,000	3,600,818
2.25%, 11/15/2024 - 02/15/2027	591,000	576,669
2.50%, 05/31/2020	369,000	368,668
2.63%, 08/15/2020 - 05/15/2021	6,982,000	6,992,595
2.88%, 04/30/2025 - 05/15/2028	1,623,500	1,648,951
3.63%, 02/15/2021	1,000,000	1,023,125

		170,684,264

U.S. Treasury Inflation-Protected Securities - 0.2%
U.S. Treasury Inflation-Indexed Bond
2.13%, 02/15/2040	233,988	274,991
2.50%, 01/15/2029	117,779	134,044

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 01/15/2022	$ 469,447	$ 458,933
1.38%, 01/15/2020	354,316	352,042

		1,220,010

Total U.S. Government Obligations (Cost $170,259,680)		171,904,274

	Shares	Value
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (J)	3,530,295	3,530,295

Total Other Investment Company (Cost $3,530,295)		3,530,295

Principal	Value
REPURCHASE AGREEMENT - 1.7%

Fixed Income Clearing Corp., 1.45% (J), dated 12/31/2018, to be repurchased at $10,608,497 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $10,821,391.

$ 10,607,642	$ 10,607,642

Total Repurchase Agreement (Cost $10,607,642)	10,607,642

Total Investments (Cost $632,522,596)	627,094,009
Net Other Assets (Liabilities) - (0.2)%	(1,166,255)

Net Assets - 100.0%	$ 625,927,754

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (L)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$84,734,759	$524,251	$85,259,010
Corporate Debt Securities	—	149,027,699	10,736	149,038,435
Foreign Government Obligations	—	6,744,123	—	6,744,123
Mortgage-Backed Securities	—	24,594,502	—	24,594,502
Municipal Government Obligations	—	747,344	—	747,344
U.S. Government Agency Obligations	—	174,668,384	—	174,668,384
U.S. Government Obligations	—	171,904,274	—	171,904,274
Other Investment Company	3,530,295	—	—	3,530,295
Repurchase Agreement	—	10,607,642	—	10,607,642

Total Investments	$3,530,295	$623,028,727	$534,987	$627,094,009

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $110,355,433, representing 17.6% of the Portfolio’s net assets.
(B)	Illiquid security. At December 31, 2018, the value of such securities amounted to $7,583,382, representing 1.2% of the Portfolio’s net assets.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the total value of securities is $2,334,987, representing 0.4% of the Portfolio’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,457,362. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2018; the maturity date disclosed is the ultimate maturity date.
(I)	Perpetual maturity. The date displayed is the next call date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(J)	Rates disclosed reflect the yields at December 31, 2018.
(K)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $621,914,954) (including securities loaned of $3,457,362)	$616,486,367
Repurchase agreement, at value (cost $10,607,642)	10,607,642
Cash	14,881
Receivables and other assets:
Investments sold	21,370
Net income from securities lending	930
Shares of beneficial interest sold	11,232
Interest	3,226,497

Total assets	630,368,919

Liabilities:
Cash collateral received upon return of:
Securities on loan	3,530,295
Payables and other liabilities:
Shares of beneficial interest redeemed	406,623
Investment management fees	241,375
Distribution and service fees	57,878
Transfer agent costs	2,336
Trustees, CCO and deferred compensation fees	1,935
Audit and tax fees	37,139
Custody fees	48,089
Legal fees	3,602
Printing and shareholder reports fees	104,109
Other accrued expenses	7,784

Total liabilities	4,441,165

Net assets	$625,927,754

Net assets consist of:
Capital stock ($0.01 par value)	$485,759
Additional paid-in capital	616,795,346
Total distributable earnings (accumulated losses)	8,646,649

Net assets	$625,927,754

Net assets by class:
Initial Class	$351,911,323
Service Class	274,016,431

Shares outstanding:
Initial Class	28,104,872
Service Class	20,471,039

Net asset value and offering price per share:
Initial Class	$12.52
Service Class	13.39

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest income	$19,305,625
Net income from securities lending	24,167
Withholding taxes on foreign income	121

Total investment income	19,329,913

Expenses:
Investment management fees	2,708,374
Distribution and service fees:
Service Class	687,237
Transfer agent costs	8,578
Trustees, CCO and deferred compensation fees	19,889
Audit and tax fees	49,152
Custody fees	104,124
Legal fees	28,953
Printing and shareholder reports fees	118,446
Other	19,266

Total expenses before waiver and/or reimbursement and recapture	3,744,019

Expenses waived and/or reimbursed:
Initial Class	(713)
Service Class	(632)

Net expenses	3,742,674

Net investment income (loss)	15,587,239

Net realized gain (loss) on:
Investments	(850,629)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,089,522)

Net realized and change in unrealized gain (loss)	(14,940,151)

Net increase (decrease) in net assets resulting from operations	$647,088

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$15,587,239	$16,851,456
Net realized gain (loss)	(850,629)	5,443,840
Net change in unrealized appreciation (depreciation)	(14,089,522)	5,418,818

Net increase (decrease) in net assets resulting from operations	647,088	27,714,114

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(10,083,521)	—
Service Class	(8,007,669)	—
Net investment income:
Initial Class	—	(10,367,465)
Service Class	—	(6,713,243)

Total dividends and/or distributions from net investment income	—	(17,080,708)

Total dividends and/or distributions to shareholders	(18,091,190)	(17,080,708)

Capital share transactions:
Proceeds from shares sold:
Initial Class	122,949,194	5,919,877
Service Class	19,126,273	35,555,965

	142,075,467	41,475,842

Dividends and/or distributions reinvested:
Initial Class	10,083,521	10,367,465
Service Class	8,007,669	6,713,243

	18,091,190	17,080,708

Cost of shares redeemed:
Initial Class	(124,424,461)	(238,652,974)
Service Class	(23,306,553)	(24,771,777)

	(147,731,014)	(263,424,751)

Net increase (decrease) in net assets resulting from capital share transactions	12,435,643	(204,868,201)

Net increase (decrease) in net assets	(5,008,459)	(194,234,795)

Net assets:
Beginning of year	630,936,213	825,171,008

End of year	$625,927,754	$630,936,213

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$18,040,514

Capital share transactions - shares:
Shares issued:
Initial Class	9,956,727	454,850
Service Class	1,419,364	2,569,022

	11,376,091	3,023,872

Shares reinvested:
Initial Class	812,532	804,303
Service Class	602,987	487,527

	1,415,519	1,291,830

Shares redeemed:
Initial Class	(9,890,378)	(18,058,729)
Service Class	(1,740,589)	(1,793,103)

	(11,630,967)	(19,851,832)

Net increase (decrease) in shares outstanding:
Initial Class	878,881	(16,799,576)
Service Class	281,762	1,263,446

	1,160,643	(15,536,130)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.94		$12.86		$12.83		$13.02	$12.62

Investment operations:
Net investment income (loss) (A)	0.34		0.31		0.30	(B)	0.28	0.29
Net realized and unrealized gain (loss)	(0.33)		0.16		0.01	(C)	(0.20)	0.38

Total investment operations	0.01		0.47		0.31		0.08	0.67

Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.39)		(0.28)		(0.27)	(0.27)

Net asset value, end of year	$12.52		$12.94		$12.86		$12.83	$13.02

Total return	0.08%		3.66%		2.39%		0.61%	5.33%

Ratio and supplemental data:
Net assets end of year (000’s)	$351,911		$352,261		$566,006		$472,685	$488,758
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51%		0.52%		0.52%		0.55%	0.56%
Including waiver and/or reimbursement and recapture	0.51	%(D)	0.52	%(D)	0.52	%(B)	0.55%	0.56%
Net investment income (loss) to average net assets	2.70%		2.37%		2.24	%(B)	2.11%	2.21%
Portfolio turnover rate	35%		26%		25%		19%	17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$13.80		$13.69		$13.66		$13.86	$13.42

Investment operations:
Net investment income (loss) (A)	0.33		0.29		0.28	(B)	0.26	0.27
Net realized and unrealized gain (loss)	(0.35)		0.18		0.01	(C)	(0.21)	0.41

Total investment operations	(0.02)		0.47		0.29		0.05	0.68

Dividends and/or distributions to shareholders:
Net investment income	(0.39)		(0.36)		(0.26)		(0.25)	(0.24)

Net asset value, end of year	$13.39		$13.80		$13.69		$13.66	$13.86

Total return	(0.09)%		3.42%		2.06%		0.33%	5.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$274,017		$278,675		$259,165		$199,855	$162,347
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%		0.77%		0.77%		0.80%	0.81%
Including waiver and/or reimbursement and recapture	0.76	%(D)	0.77	%(D)	0.76	%(B)	0.80%	0.81%
Net investment income (loss) to average net assets	2.45%		2.13%		2.00	%(B)	1.87%	1.97%
Portfolio turnover rate	35%		26%		25%		19%	17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2018, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2018, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$3,349,364	$—	$—	$—	$3,349,364
Foreign Government Obligations	180,931	—	—	—	180,931
Total Securities Lending Transactions	$3,530,295	$—	$—	$—	$3,530,295
Total Borrowings	$3,530,295	$—	$—	$—	$3,530,295

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.450%
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.65%	May 1, 2019
Service Class	0.90	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 87,536,630	$ 141,264,984	$ 115,496,271	$ 91,444,852

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 632,522,596	$ 5,830,442	$ (11,259,029)	$ (5,428,587)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 901,780	$ 1,558,458

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 18,091,190	$ —	$ —	$ 17,080,708	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,535,474	$ —	$ (2,460,238)	$ —	$ —	$ (5,428,587)

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Core Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Core Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® ended 2018 in negative territory after a fourth quarter drawdown which saw a more prolonged increase in market volatility. The forward price/earnings for the S&P 500® ended the year at 14.4 times, falling markedly below its 25-year average of 16.1 times. Only three of the 11 sectors ended the year in positive territory, namely health care, utilities and consumer discretionary. The weakest performers were the energy sector and the materials sector. The period saw large-cap stocks outperforming small-cap stocks and growth stocks outperforming value stocks.

The year started off with a short-lived uptick in volatility, partially driven by concerns over interest rate movements, trade policy and the long-term implications of the Tax Cuts and Jobs Act. Day-to-day price movements saw a significant departure from 2017. In the first quarter of 2018, the S&P 500® saw six trading days of plus or minus 2% moves, compared to 2017 in which there were zero days with that level of price change. The overall economic environment was strong over the first half of the year and economic growth remained stable. Monthly data on retail sales, homebuilding, durable goods and other economic indicators all came in with healthy figures. The second half of the year started off strong as earnings growth was driven by record margins, with 80% of companies exceeding earnings estimates and 62% beating revenue estimates for the second quarter. Robust corporate profits partially tempered the effects of a flattening yield curve and trade uncertainty over the third quarter. The last three months of the year, however, witnessed a significant drawdown characterized by heightened volatility. However, yet another strong quarter of earnings growth and still generally positive management commentary could limit equity downside risk in the near term. Economic indicators still continue to be mainly positive, with the exception of the yield curve. While good signs, such as consumer and small business confidence remaining at high levels, wages rising across income levels, and December same-store retail sales being robust, we remain mindful of the pressure that rising rates, tariffs and the partial government shutdown could put on stocks.

PERFORMANCE

For the year ended December 31, 2018, Transamerica JPMorgan Enhanced Index VP, Initial Class returned -6.01%. By comparison, its benchmark, the S&P 500®, returned -4.38%.

STRATEGY REVIEW

The JPMorgan Enhanced Index VP Portfolio underperformed its benchmark during the year ended December 31, 2018. Stock selection in financials and basic materials detracted from results while stock selection in the industrial cyclical, technology and energy sectors contributed to returns.

On the negative side, within financials, an underweight in MasterCard, Inc., Class A weighed on performance. Total payment growth accelerated during the year, driven by a strong macroeconomic environment and sustained secular growth of the payments industry from the displacement of cash by cards. MasterCard, Inc., Class A’s business model is extremely stable and its near duopoly with Visa, Inc., Class A builds a competitive defense that allows robust pricing power. We remain underweight as cyclical concerns increase. In the media sector, our underweight in Netflix, Inc. detracted. The company has significantly outperformed the market over the year, as its above-consensus subscriber additions proved there is still runway to grow the core domestic business with large international opportunities. The company successfully raised prices in many key markets and focused more on ramping up its original content given new competition in the space. We have shifted our position to overweight and will continue to monitor the stock. In technology, an overweight in NVIDIA Corp. hurt results after it posted a disappointing third quarter. The company also released very weak guidance for the start of 2019 as NVIDIA Corp. expects to be negatively impacted by the popping of the cryptocurrency bubble. We think this is a short-term issue and that NVIDIA Corp. is uniquely positioned to benefit from the Artificial Intelligence (“AI”) evolution as the company possesses the main hardware enabling the technology.

On the positive side, within industrial cyclicals, our underweight in General Electric Co. (not held at year end) buoyed returns. Despite GE’s recent CEO change and strategic reviews of its portfolios, the company’s problems, such as a weak power segment, issues with GE Capital and a reduced dividend, persist. We are comfortable with our position as our concerns around GE’s earnings power, the accounting quality of Aviation, and lingering risks that are difficult to quantify remain. In the technology sector, an overweight in Microsoft Corp. helped the Portfolio as the stock consistently outperformed the index. The company’s cloud business, consisting of Office 365 and Azure, is taking advantage of Microsoft Corp.’s position in the enterprise market as companies shift their workloads to the cloud, driving outsized revenue growth. Within pharmaceutical/medical technology, our overweight in Boston Scientific Corp. buoyed returns. The company continued to execute well on its strategy to drive multi-year revenue acceleration and margin improvement. Boston Scientific Corp. has consistently identified relatively small acquisitions that enable the company to enhance its product offering and organic growth profile.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Steven G. Lee

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Repurchase Agreement	1.1
Net Other Assets (Liabilities) ^	0.2
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(6.01)%	7.67%	12.86%	05/02/1997
S&P 500® (A)	(4.38)%	8.49%	13.12%
Service Class	(6.25)%	7.41%	12.59%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$927.10	$3.35	$1,021.70	$3.52	0.69%
Service Class	1,000.00	925.60	4.56	1,020.50	4.79	0.94

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 2.0%
Boeing Co.	24,600	$ 7,933,500
General Dynamics Corp.	92,300	14,510,483
Northrop Grumman Corp.	26,500	6,489,850
United Technologies Corp.	83,700	8,912,376

		37,846,209

Airlines - 0.4%
Delta Air Lines, Inc.	130,100	6,491,990
United Continental Holdings, Inc. (A)	21,423	1,793,748

		8,285,738

Auto Components - 0.4%
Aptiv PLC	34,600	2,130,322
BorgWarner, Inc.	39,300	1,365,282
Magna International, Inc.	102,200	4,644,990

		8,140,594

Automobiles - 0.2%
Ford Motor Co.	444,100	3,397,365

Banks - 4.9%
Bank of America Corp.	1,185,900	29,220,576
Citigroup, Inc.	338,600	17,627,516
Citizens Financial Group, Inc.	71,300	2,119,749
Huntington Bancshares, Inc.	224,300	2,673,656
KeyCorp	633,600	9,364,608
Regions Financial Corp.	207,500	2,776,350
SunTrust Banks, Inc.	168,700	8,509,228
Wells Fargo & Co.	422,100	19,450,368

		91,742,051

Beverages - 2.8%
Coca-Cola Co.	498,000	23,580,300
Constellation Brands, Inc., Class A	6,400	1,029,248
Molson Coors Brewing Co., Class B	137,200	7,705,152
PepsiCo, Inc.	191,000	21,101,680

		53,416,380

Biotechnology - 2.4%
AbbVie, Inc.	50,100	4,618,719
Alexion Pharmaceuticals, Inc. (A)	54,900	5,345,064
Amgen, Inc.	26,100	5,080,887
Biogen, Inc. (A)	26,500	7,974,380
Celgene Corp. (A)	88,400	5,665,556
Gilead Sciences, Inc.	137,300	8,588,115
Vertex Pharmaceuticals, Inc. (A)	49,500	8,202,645

		45,475,366

Building Products - 0.3%
Masco Corp.	204,900	5,991,276

Capital Markets - 3.4%
Bank of New York Mellon Corp.	38,700	1,821,609
BlackRock, Inc.	419	164,592
Charles Schwab Corp.	186,300	7,737,039
CME Group, Inc.	31,900	6,001,028
Goldman Sachs Group, Inc.	34,800	5,813,340
Intercontinental Exchange, Inc.	121,200	9,129,996
Morgan Stanley	410,800	16,288,220
State Street Corp.	38,100	2,402,967
T. Rowe Price Group, Inc.	88,400	8,161,088
TD Ameritrade Holding Corp.	137,500	6,732,000

		64,251,879

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 2.0%
Celanese Corp.	53,800	$ 4,840,386
DowDuPont, Inc.	397,000	21,231,560
Eastman Chemical Co.	122,200	8,934,042
Linde PLC	21,400	3,339,256

		38,345,244

Commercial Services & Supplies - 0.1%
Cintas Corp.	5,500	923,945

Communications Equipment - 0.3%
Cisco Systems, Inc.	126,300	5,472,579
Motorola Solutions, Inc.	9,100	1,046,864

		6,519,443

Consumer Finance - 0.8%
American Express Co.	29,900	2,850,068
Capital One Financial Corp.	156,900	11,860,071

		14,710,139

Containers & Packaging - 0.4%
Avery Dennison Corp.	26,800	2,407,444
Packaging Corp. of America	11,600	968,136
WestRock Co.	124,916	4,716,828

		8,092,408

Diversified Consumer Services - 0.1%
H&R Block, Inc.	35,700	905,709

Diversified Financial Services - 1.7%
Berkshire Hathaway, Inc., Class B (A)	159,600	32,587,128

Diversified Telecommunication Services - 1.6%
AT&T, Inc.	210,000	5,993,400
Verizon Communications, Inc.	425,800	23,938,476

		29,931,876

Electric Utilities - 2.6%
Evergy, Inc.	25,700	1,458,989
Exelon Corp.	307,500	13,868,250
NextEra Energy, Inc.	113,300	19,693,806
PG&E Corp.	25,700	610,375
Xcel Energy, Inc.	261,400	12,879,178

		48,510,598

Electrical Equipment - 0.7%
Eaton Corp. PLC	179,700	12,338,202

Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity, Ltd.	30,000	2,268,900

Entertainment - 2.2%
Electronic Arts, Inc. (A)	95,300	7,520,123
Netflix, Inc. (A)	45,100	12,071,466
Walt Disney Co.	199,600	21,886,140

		41,477,729

Equity Real Estate Investment Trusts - 2.2%
AvalonBay Communities, Inc.	49,700	8,650,285
Digital Realty Trust, Inc.	13,800	1,470,390
Equinix, Inc.	7,900	2,785,224
Equity Residential	37,200	2,455,572
Federal Realty Investment Trust	33,800	3,989,752
Host Hotels & Resorts, Inc.	151,000	2,517,170
Prologis, Inc.	171,400	10,064,608
Ventas, Inc.	43,600	2,554,524

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Vornado Realty Trust	107,400	$ 6,662,022

		41,149,547

Food Products - 0.9%
Mondelez International, Inc., Class A	426,600	17,076,798

Health Care Equipment & Supplies - 3.4%
Becton Dickinson and Co.	25,900	5,835,788
Boston Scientific Corp. (A)	538,100	19,016,454
Danaher Corp.	52,700	5,434,424
Intuitive Surgical, Inc. (A)	7,200	3,448,224
Medtronic PLC	198,200	18,028,272
Zimmer Biomet Holdings, Inc.	123,600	12,819,792

		64,582,954

Health Care Providers & Services - 3.5%
Anthem, Inc.	39,300	10,321,359
Cigna Corp. (A)	91,400	17,358,688
CVS Health Corp.	125,700	8,235,864
UnitedHealth Group, Inc.	120,600	30,043,872

		65,959,783

Hotels, Restaurants & Leisure - 0.9%
Hilton Worldwide Holdings, Inc.	82,000	5,887,600
Royal Caribbean Cruises, Ltd.	19,100	1,867,789
Yum! Brands, Inc.	101,400	9,320,688

		17,076,077

Household Durables - 0.2%
Lennar Corp., Class A	109,700	4,294,755

Household Products - 0.5%
Procter & Gamble Co.	107,800	9,908,976

Industrial Conglomerates - 1.0%
Honeywell International, Inc.	147,700	19,514,124

Insurance - 2.4%
Allstate Corp.	31,600	2,611,108
American International Group, Inc.	259,400	10,222,954
Everest Re Group, Ltd.	11,900	2,591,344
Hartford Financial Services Group, Inc.	160,600	7,138,670
Lincoln National Corp.	112,800	5,787,768
Marsh & McLennan Cos., Inc.	33,100	2,639,725
MetLife, Inc.	237,200	9,739,432
Principal Financial Group, Inc.	43,300	1,912,561
Prudential Financial, Inc.	42,100	3,433,255

		46,076,817

Interactive Media & Services - 4.3%
Alphabet, Inc., Class A (A)	32,300	33,752,208
Alphabet, Inc., Class C (A)	31,300	32,414,593
Facebook, Inc., Class A (A)	114,400	14,996,696

		81,163,497

Internet & Direct Marketing Retail - 3.8%
Amazon.com, Inc. (A)	40,300	60,529,391
Booking Holdings, Inc. (A)	2,400	4,133,808
Expedia Group, Inc.	62,900	7,085,685

		71,748,884

IT Services - 4.3%
Accenture PLC, Class A	15,300	2,157,453
Alliance Data Systems Corp.	18,600	2,791,488
Automatic Data Processing, Inc.	137,200	17,989,664

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Fidelity National Information Services, Inc.	113,600	$ 11,649,680
First Data Corp., Class A (A)	87,100	1,472,861
Mastercard, Inc., Class A	29,700	5,602,905
PayPal Holdings, Inc. (A)	184,200	15,489,378
Visa, Inc., Class A	188,300	24,844,302

		81,997,731

Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	29,000	1,956,340
Illumina, Inc. (A)	13,300	3,989,069
Thermo Fisher Scientific, Inc.	34,600	7,743,134

		13,688,543

Machinery - 2.7%
Caterpillar, Inc.	86,700	11,016,969
Cummins, Inc.	41,100	5,492,604
Deere & Co.	26,700	3,982,839
Ingersoll-Rand PLC	78,300	7,143,309
PACCAR, Inc.	151,500	8,656,710
Snap-on, Inc.	41,500	6,029,535
Stanley Black & Decker, Inc.	66,400	7,950,736

		50,272,702

Media - 1.8%
Charter Communications, Inc., Class A (A)	44,800	12,766,656
Comcast Corp., Class A	505,300	17,205,465
Discovery, Inc., Class A (A)	138,134	3,417,435
Discovery, Inc., Class C (A)	3,040	70,163
DISH Network Corp., Class A (A)	52,500	1,310,925

		34,770,644

Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	173,600	1,789,816
Newmont Mining Corp.	42,400	1,469,160

		3,258,976

Multi-Utilities - 0.8%
Ameren Corp.	38,900	2,537,447
Public Service Enterprise Group, Inc.	43,300	2,253,765
Sempra Energy	86,277	9,334,309

		14,125,521

Multiline Retail - 0.9%
Dollar General Corp.	102,100	11,034,968
Dollar Tree, Inc. (A)	40,000	3,612,800
Macy’s, Inc.	90,500	2,695,090

		17,342,858

Oil, Gas & Consumable Fuels - 5.3%
Chevron Corp.	235,600	25,630,924
Concho Resources, Inc. (A)	20,500	2,107,195
Diamondback Energy, Inc.	83,500	7,740,450
EOG Resources, Inc.	160,300	13,979,763
Exxon Mobil Corp.	120,600	8,223,714
Marathon Petroleum Corp.	223,000	13,159,230
Occidental Petroleum Corp.	180,000	11,048,400
ONEOK, Inc.	115,300	6,220,435
Parsley Energy, Inc., Class A (A)	52,600	840,548
Pioneer Natural Resources Co.	81,200	10,679,424

		99,630,083

Personal Products - 0.3%
Estee Lauder Cos., Inc., Class A	48,400	6,296,840

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 5.4%
Allergan PLC	37,400	$ 4,998,884
Bristol-Myers Squibb Co.	123,100	6,398,738
Eli Lilly & Co.	127,700	14,777,444
Johnson & Johnson	183,300	23,654,865
Merck & Co., Inc.	264,900	20,241,009
Mylan NV (A)	46,400	1,271,360
Nektar Therapeutics (A)	17,000	558,790
Pfizer, Inc.	687,200	29,996,280
Zoetis, Inc.	11,600	992,264

		102,889,634

Road & Rail - 2.0%
Norfolk Southern Corp.	110,500	16,524,170
Union Pacific Corp.	154,500	21,356,535

		37,880,705

Semiconductors & Semiconductor Equipment - 4.0%
Analog Devices, Inc.	237,600	20,393,208
Broadcom, Inc.	46,000	11,696,880
Intel Corp.	84,100	3,946,813
Microchip Technology, Inc.	18,500	1,330,520
Micron Technology, Inc. (A)	41,200	1,307,276
NVIDIA Corp.	95,000	12,682,500
Texas Instruments, Inc.	247,200	23,360,400

		74,717,597

Software - 7.3%
Adobe, Inc. (A)	50,300	11,379,872
Microsoft Corp.	853,300	86,669,681
Oracle Corp.	287,500	12,980,625
salesforce.com, Inc. (A)	151,400	20,737,258
Workday, Inc., Class A (A)	38,400	6,131,712

		137,899,148

Specialty Retail - 4.2%
Advance Auto Parts, Inc.	24,000	3,779,040
AutoZone, Inc. (A)	18,100	15,173,954
Best Buy Co., Inc.	116,500	6,169,840
Home Depot, Inc.	132,600	22,783,332
Lowe’s Cos., Inc.	84,300	7,785,948
O’Reilly Automotive, Inc. (A)	25,600	8,814,848
Ross Stores, Inc.	180,100	14,984,320

		79,491,282

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	401,100	$ 63,269,514
Hewlett Packard Enterprise Co.	536,500	7,087,165
HP, Inc.	300,700	6,152,322

		76,509,001

Textiles, Apparel & Luxury Goods - 0.3%
PVH Corp.	68,300	6,348,485

Tobacco - 1.3%
Altria Group, Inc.	144,400	7,131,916
Philip Morris International, Inc.	258,700	17,270,812

		24,402,728

Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (A)	52,100	1,954,792
United Rentals, Inc. (A)	5,600	574,168

		2,528,960

Wireless Telecommunication Services - 0.5%
T-Mobile US, Inc. (A)	133,500	8,491,935

Total Common Stocks (Cost $1,806,071,847)		1,866,253,764

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $20,954,012 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.88%, due 07/31/2025, and with a value of $21,373,705.	$ 20,952,324	20,952,324

Total Repurchase Agreement (Cost $20,952,324)		20,952,324

Total Investments (Cost $1,827,024,171)		1,887,206,088
Net Other Assets (Liabilities) - 0.2%		2,995,706

Net Assets - 100.0%		$ 1,890,201,794

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	Long	161	03/15/2019	$20,995,337	$20,166,860	$ —	$ (828,477)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,866,253,764	$—	$—	$1,866,253,764
Repurchase Agreement	—	20,952,324	—	20,952,324

Total Investments	$1,866,253,764	$20,952,324	$—	$1,887,206,088

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(828,477)	$—	$—	$(828,477)

Total Other Financial Instruments	$(828,477)	$—	$—	$(828,477)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $1,806,071,847)	$1,866,253,764
Repurchase agreement, at value (cost $20,952,324)	20,952,324
Cash	40,651
Cash collateral pledged at broker for:
Futures contracts	1,275,000
Receivables and other assets:
Investments sold	2,032,855
Net income from securities lending	357
Shares of beneficial interest sold	232,078
Dividends and/or distributions	2,639,199
Interest	844
Variation margin receivable on futures contracts	158,842

Total assets	1,893,585,914

Liabilities:
Payables and other liabilities:
Investments purchased	2,048,326
Shares of beneficial interest redeemed	16,888
Investment management fees	1,099,905
Distribution and service fees	15,283
Transfer agent costs	8,416
Trustees, CCO and deferred compensation fees	5,099
Audit and tax fees	40,459
Custody fees	100,213
Legal fees	14,958
Printing and shareholder reports fees	17,091
Other accrued expenses	17,482

Total liabilities	3,384,120

Net assets	$1,890,201,794

Net assets consist of:
Capital stock ($0.01 par value)	$979,356
Additional paid-in capital	1,576,812,756
Total distributable earnings (accumulated losses)	312,409,682

Net assets	$1,890,201,794

Net assets by class:
Initial Class	$1,821,767,833
Service Class	68,433,961

Shares outstanding:
Initial Class	94,379,496
Service Class	3,556,139

Net asset value and offering price per share:
Initial Class	$19.30
Service Class	19.24

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$39,592,286
Interest income	240,462
Net income from securities lending	67,650
Withholding taxes on foreign income	(4,960)

Total investment income	39,895,438

Expenses:
Investment management fees	14,986,872
Distribution and service fees:
Service Class	197,362
Transfer agent costs	34,386
Trustees, CCO and deferred compensation fees	74,318
Audit and tax fees	56,655
Custody fees	236,907
Legal fees	119,953
Printing and shareholder reports fees	25,803
Other	62,624

Total expenses before waiver and/or reimbursement and recapture	15,794,880

Expenses waived and/or reimbursed:
Initial Class	(7,598)
Service Class	(276)

Net expenses	15,787,006

Net investment income (loss)	24,108,432

Net realized gain (loss) on:
Investments	235,669,730
Futures contracts	(1,497,768)
Foreign currency transactions	98

Net realized gain (loss)	234,172,060

Net change in unrealized appreciation (depreciation) on:
Investments	(351,500,438)
Futures contracts	(859,118)
Translation of assets and liabilities denominated in foreign currencies	(9)

Net change in unrealized appreciation (depreciation)	(352,359,565)

Net realized and change in unrealized gain (loss)	(118,187,505)

Net increase (decrease) in net assets resulting from operations	$(94,079,073)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$24,108,432	$23,145,330
Net realized gain (loss)	234,172,060	98,084,103
Net change in unrealized appreciation (depreciation)	(352,359,565)	306,661,737

Net increase (decrease) in net assets resulting from operations	(94,079,073)	427,891,170

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(115,475,771)	—
Service Class	(4,095,021)	—
Net investment income:
Initial Class	—	(11,977,344)
Service Class	—	(297,470)

Total dividends and/or distributions from net investment income	—	(12,274,814)

Net realized gains:
Initial Class	—	(42,228,214)
Service Class	—	(1,485,881)

Total dividends and/or distributions from net realized gains	—	(43,714,095)

Total dividends and/or distributions to shareholders	(119,570,792)	(55,988,909)

Capital share transactions:
Proceeds from shares sold:
Initial Class	186,234,761	125,797,933
Service Class	10,733,794	14,627,325

	196,968,555	140,425,258

Dividends and/or distributions reinvested:
Initial Class	115,475,771	54,205,558
Service Class	4,095,021	1,783,351

	119,570,792	55,988,909

Cost of shares redeemed:
Initial Class	(561,223,752)	(240,811,006)
Service Class	(17,834,419)	(10,149,620)

	(579,058,171)	(250,960,626)

Net increase (decrease) in net assets resulting from capital share transactions	(262,518,824)	(54,546,459)

Net increase (decrease) in net assets	(476,168,689)	317,355,802

Net assets:
Beginning of year	2,366,370,483	2,049,014,681

End of year	$1,890,201,794	$2,366,370,483

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$23,912,346

Capital share transactions - shares:
Shares issued:
Initial Class	8,780,725	6,282,934
Service Class	491,427	745,690

	9,272,152	7,028,624

Shares reinvested:
Initial Class	5,260,855	2,768,415
Service Class	186,987	91,267

	5,447,842	2,859,682

Shares redeemed:
Initial Class	(25,116,539)	(11,771,520)
Service Class	(834,996)	(504,952)

	(25,951,535)	(12,276,472)

Net increase (decrease) in shares outstanding:
Initial Class	(11,074,959)	(2,720,171)
Service Class	(156,582)	332,005

	(11,231,541)	(2,388,166)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$21.68		$18.37	$16.93		$18.52	$17.59

Investment operations:
Net investment income (loss) (A)	0.23		0.21	0.23	(B)	0.20	0.20
Net realized and unrealized gain (loss)	(1.38)		3.62	1.67		(0.28)	2.22

Total investment operations	(1.15)		3.83	1.90		(0.08)	2.42

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.11)	(0.07)		(0.18)	(0.15)
Net realized gains	(0.98)		(0.41)	(0.39)		(1.33)	(1.34)

Total dividends and/or distributions to shareholders	(1.23)		(0.52)	(0.46)		(1.51)	(1.49)

Net asset value, end of year	$19.30		$21.68	$18.37		$16.93	$18.52

Total return	(6.01)%		21.15%	11.35%		(0.07)%	14.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,821,768		$2,286,100	$1,987,029		$320,441	$339,793
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%		0.69%	0.72%		0.81%	0.81%
Including waiver and/or reimbursement and recapture	0.69	%(C)	0.69%	0.72	%(B)	0.81%	0.81%
Net investment income (loss) to average net assets	1.08%		1.05%	1.29	%(B)	1.09%	1.10%
Portfolio turnover rate	52%		37%	49%		44%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$21.62		$18.34	$16.90		$18.51	$17.59

Investment operations:
Net investment income (loss) (A)	0.18		0.16	0.17	(B)	0.15	0.15
Net realized and unrealized gain (loss)	(1.38)		3.61	1.69		(0.28)	2.24

Total investment operations	(1.20)		3.77	1.86		(0.13)	2.39

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.08)	(0.03)		(0.15)	(0.13)
Net realized gains	(0.98)		(0.41)	(0.39)		(1.33)	(1.34)

Total dividends and/or distributions to shareholders	(1.18)		(0.49)	(0.42)		(1.48)	(1.47)

Net asset value, end of year	$19.24		$21.62	$18.34		$16.90	$18.51

Total return	(6.25)%		20.82%	11.12%		(0.35)%	13.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$68,434		$80,270	$61,986		$47,187	$43,346
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%		0.94%	0.97%		1.06%	1.06%
Including waiver and/or reimbursement and recapture	0.94	%(C)	0.94%	0.97	%(B)	1.06%	1.06%
Net investment income (loss) to average net assets	0.83%		0.80%	0.99	%(B)	0.85%	0.85%
Portfolio turnover rate	52%		37%	49%		44%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $46,275.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2018. No individual fund has a significant holding in the Navigator.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(828,477)	$—	$—	$(828,477)
Total	$—	$—	$(828,477)	$—	$—	$(828,477)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(1,497,768)	$—	$—	$(1,497,768)
Total	$—	$—	$(1,497,768)	$—	$—	$(1,497,768)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(859,118)	$—	$—	$(859,118)
Total	$—	$—	$(859,118)	$—	$—	$(859,118)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 20,895,039	$ —

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.73%
Over $750 million up to $1 billion	0.68
Over $1 billion up to $5 billion	0.62
Over $5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.84%	May 1, 2019
Service Class	1.09	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,144,361,277	$ —	$ 1,518,077,946	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,833,734,255	$ 192,477,227	$ (139,005,394)	$ 53,471,833

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 54,661,946	$ 64,908,846	$ —	$ 20,864,401	$ 35,124,508	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 31,657,023	$ 227,280,826	$ —	$ —	$ —	$ 53,471,833

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Enhanced Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $64,908,846 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year 2018 was a challenging year for risk assets across the board. On a relative basis, U.S. large-cap equity had been the sole performing equity market going into the fourth quarter and was the best-performing equity market for the year on a relative basis. Global equity markets were down for the year, as both developed and emerging markets produced negative returns. The end-of-year rally in sovereign bonds, driven by lower oil price and expectations of a moderated pace of monetary tightening in 2019, pushed 2018 high-grade fixed income returns into positive territory. U.S. fixed income markets, were flat on the year.

A pickup in volatility – driven by tightening financial conditions and fears of declining global growth – underscored a difficult year for equity markets. Early in the year, above-trend global growth was offset by increased trade tensions between the U.S. and China, along with concerns over European populism. Towards mid-year, solid earnings revisions and cycle-high consumer confidence within the U.S. led to a divergence between U.S. equity performance and the rest of the world. U.S. equity markets produced double-digit returns through the third quarter, whereas dollar strength and rising U.S. rates were a headwind for international and emerging markets. Global equities struggled mightily to close out the year, as concerns in the fourth quarter over late-cycle slowing, tightening global liquidity, trade protectionism, corporate leverage and political gridlock all coalesced to drive a re-pricing of growth prospects.

Developed market government bonds produced modest returns in 2018, while credit markets struggled, particularly in the fourth quarter as high-yield credit spreads widened on the back of declining equity markets. The 10-year Treasury yield increased to a high in November, before retreating at the end of the year, with part of the year-end rally due to the U.S, Federal Reserve (“Fed”) lowering interest rate expectations in 2019 from four to three rate increases. Over the year, the Fed raised the federal funds target rate four times, by 25 basis points each, moving from 1.50% to 2.50%. Corporate investment-grade credit struggled as a result of high supply, long duration and weakening fundamentals. High-yield markets faced headwinds due to the asset class’s exposure to oil, as oil prices collapsed in the fourth quarter. Emerging markets debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.

Global growth has slowed and while we still view U.S. recession risk as low in an absolute sense, we believe it has risen in the past months. We maintain a moderated risk position in the Portfolio reflecting a more cautious tone as we navigate late cycle economic slowdown and rising uncertainties. Financial conditions continue to tighten, trade protectionism and political gridlock all weigh on growth prospects, which supports our incrementally more negative view in the near term. The U.S. remains our preferred equity market, reflecting our view that it would outperform in a recession-induced equity sell-off. Our overweight to duration has been mitigated as a result of the recent bond rally and we continue to prefer U.S. Treasuries within the asset class. Finally, amid heightened volatility, we’re leaning more into cash.

PERFORMANCE

For the year ended December 31, 2018, Transamerica JPMorgan International Moderate Growth VP, Initial Class returned -11.58%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Bloomberg Barclays US Aggregate Bond Index, returned -13.64% and 0.01%, respectively.

STRATEGY REVIEW

The Transamerica JPMorgan Asset Allocation – International Moderate Growth VP underperformed its internal blended benchmark net of fees for the one year period ended December 31, 2018. Underperformance versus the internal blended benchmark was driven by negative contribution from security selection and strategic asset allocation decisions during the period. The risk management framework was active and had a significant positive impact on performance during the period.

With regard to tactical asset allocation, the Portfolio de-emphasized non-U.S. equity markets, which contributed significantly to performance during the year. More specifically, our underweight to Europe ex U.K. and emerging markets equities were the biggest contributors as both markets underperformed global equities for the year. Within fixed income, we expressed a preference for credit relative to government bonds, which was a slight detractor from performance for the year. Duration detracted from performance as global rates ended the year higher than where they began.

Underlying manager performance significantly detracted from performance over the one-year period ended December 31, 2018. Manager underperformance was led by the Transamerica Unconstrained Bond and Transamerica International Growth strategies, which both meaningfully underperformed their respective benchmarks. Though overall security selection was negative, some strategies did outperform their respective benchmarks, such as the Transamerica International Small Cap Value and Transamerica Jennison Growth VP strategies.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo, Ph.D.

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
International Equity Funds	59.1%
U.S. Fixed Income Funds	14.6
U.S. Equity Funds	9.9
International Alternative Fund	7.9
U.S. Mixed Allocation Fund	5.0
U.S. Government Obligation	1.6
Repurchase Agreement	1.3
Net Other Assets (Liabilities)^	0.6
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(11.58)%	1.30%	6.06%	05/01/2006
MSCI World Index ex-U.S. (A)	(13.64)%	0.83%	6.76%
Bloomberg Barclays US Aggregate Bond Index (B)	0.01%	2.52%	3.48%
Service Class	(11.91)%	1.03%	5.79%	05/01/2006

(A) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$909.50	$0.77	$1,024.40	$0.82	0.16%
Service Class	1,000.00	907.30	1.97	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 96.5%
International Alternative Fund - 7.9%
Transamerica Unconstrained Bond (A)	5,158,802	$ 48,905,447

International Equity Funds - 59.1%
Transamerica Emerging Markets Equity (A)	1,406,701	12,843,183
Transamerica International Equity (A)	9,769,717	152,016,794
Transamerica International Growth (A)	25,929,952	160,247,102
Transamerica International Small Cap Value (A)	3,686,176	40,031,869

		365,138,948

U.S. Equity Funds - 9.9%
Transamerica Jennison Growth VP (A)	4,149,870	39,631,255
Transamerica Large Cap Value (A)	2,148,421	21,355,304

		60,986,559

U.S. Fixed Income Funds - 14.6%
Transamerica Core Bond (A)	655,880	6,329,241
Transamerica Floating Rate (A)	2,736,197	25,993,874
Transamerica High Yield Bond (A)	1,401,825	12,041,674
Transamerica Intermediate Bond (A)	4,631,092	45,569,946

		89,934,735

U.S. Mixed Allocation Fund - 5.0%
Transamerica PIMCO Total Return VP (A)	2,778,013	30,891,502

Total Investment Companies (Cost $663,875,031)		595,857,191

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.6%
U.S. Treasury - 1.6%
U.S. Treasury Note 1.13%, 01/31/2019 (B)	$ 9,775,000	$ 9,765,650

Total U.S. Government Obligation (Cost $9,715,254)		9,765,650

REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $8,147,196 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.88%, due 07/31/2025, and with a value of $8,311,426.	8,146,539	8,146,539

Total Repurchase Agreement (Cost $8,146,539)		8,146,539

Total Investments (Cost $681,736,824)		613,769,380
Net Other Assets (Liabilities) - 0.6%		3,929,457

Net Assets - 100.0%		$ 617,698,837

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	224	03/29/2019	$25,277,470	$25,690,000	$412,530	$—
10-Year U.S. Treasury Note	Long	103	03/20/2019	12,270,907	12,567,610	296,703	—
CAD Currency	Long	210	03/19/2019	15,719,970	15,437,100	—	(282,870)
EURO STOXX 50® Index	Short	(1,426)	03/15/2019	(50,134,535)	(48,590,373)	1,544,162	—
MSCI EAFE Index	Short	(648)	03/15/2019	(56,978,894)	(55,598,400)	1,380,494	—
MSCI Emerging Markets Index	Short	(7)	03/15/2019	(342,040)	(338,380)	3,660	—
S&P 500® E-Mini Index	Short	(161)	03/15/2019	(21,247,311)	(20,166,860)	1,080,451	—
S&P/TSX 60 Index	Long	119	03/14/2019	15,392,269	14,945,605	—	(446,664)

Total						$4,718,000	$(729,534)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$595,857,191	$—	$—	$595,857,191
U.S. Government Obligation	—	9,765,650	—	9,765,650
Repurchase Agreement	—	8,146,539	—	8,146,539

Total Investments	$595,857,191	$17,912,189	$—	$613,769,380

Other Financial Instruments
Futures Contracts (E)	$4,718,000	$—	$—	$4,718,000

Total Other Financial Instruments	$4,718,000	$—	$—	$4,718,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION (continued):

Valuation Inputs (continued) (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(729,534)	$—	$—	$(729,534)

Total Other Financial Instruments	$(729,534)	$—	$—	$(729,534)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (F)	Net Change in Unrealized Appreciation (Depreciation) (F)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (F)	Net Capital Gain Distributions
Transamerica Core Bond	$20,526,546	$1,864,272	$(15,528,466)	$(689,717)	$156,606	$6,329,241	655,880	$278,622	$—
Transamerica Developing Markets Equity	22,502,002	—	(22,569,316)	5,726,187	(5,658,873)	—	—	—	—
Transamerica Emerging Markets Equity	—	15,627,529	—	—	(2,784,346)	12,843,183	1,406,701	147,514	—
Transamerica Floating Rate	—	31,369,651	(4,101,011)	(28,967)	(1,245,799)	25,993,874	2,736,197	1,109,962	—
Transamerica High Yield Bond	67,120,855	1,377,782	(54,514,974)	(2,401,642)	459,653	12,041,674	1,401,824	1,377,733	—
Transamerica Intermediate Bond	54,154,163	7,648,373	(14,349,857)	(336,386)	(1,546,347)	45,569,946	4,631,092	1,417,051	—
Transamerica International Equity	205,118,580	8,167,184	(24,167,504)	6,946,815	(44,048,281)	152,016,794	9,769,717	3,383,733	4,783,450
Transamerica International Growth	210,985,817	33,267,940	(21,337,250)	487,410	(63,156,815)	160,247,102	25,929,952	3,527,000	23,386,291
Transamerica International Small Cap Value	56,714,629	3,125,892	(8,957,296)	1,200,950	(12,052,306)	40,031,869	3,686,176	797,854	2,328,037
Transamerica Jennison Growth VP	28,461,136	34,816,940	(14,808,998)	991,033	(9,828,856)	39,631,255	4,149,870	107,746	5,584,854
Transamerica Large Cap Value	25,160,747	2,502,262	(1,432,702)	125,515	(5,000,518)	21,355,304	2,148,421	381,505	2,120,757
Transamerica PIMCO Total Return VP	37,375,651	3,915,301	(8,903,926)	(219,464)	(1,276,060)	30,891,502	2,778,013	1,152,783	—
Transamerica Unconstrained Bond	10,800,720	52,913,059	(10,960,462)	(25,617)	(3,822,253)	48,905,447	5,158,802	2,125,643	—

Total	$738,920,846	$196,596,185	$(201,631,762)	$11,776,117	$(149,804,195)	$595,857,191	64,452,645	$15,807,146	$38,203,389

(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $9,316,080.
(C)	Rate disclosed reflects the yield at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(F)	Does not reflect certain tax adjustments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $663,875,031)	$595,857,191
Unaffiliated investments, at value (cost $9,715,254)	9,765,650
Repurchase agreement, at value (cost $8,146,539)	8,146,539
Cash	631,913
Receivables and other assets:
Shares of beneficial interest sold	1,576
Dividends and/or distributions	374,549
Interest	46,348
Variation margin receivable on futures contracts	4,140,933

Total assets	618,964,699

Liabilities:
Payables and other liabilities:
Investments purchased	374,549
Shares of beneficial interest redeemed	577,258
Investment management fees	65,204
Distribution and service fees	129,927
Transfer agent costs	2,670
Trustees, CCO and deferred compensation fees	1,924
Audit and tax fees	20,004
Custody fees	32,485
Legal fees	4,847
Printing and shareholder reports fees	48,016
Other accrued expenses	8,978

Total liabilities	1,265,862

Net assets	$617,698,837

Net assets consist of:
Capital stock ($0.01 par value)	$658,053
Additional paid-in capital	623,952,436
Total distributable earnings (accumulated losses)	(6,911,652)

Net assets	$617,698,837

Net assets by class:
Initial Class	$14,505,817
Service Class	603,193,020

Shares outstanding:
Initial Class	1,530,361
Service Class	64,274,908

Net asset value and offering price per share:
Initial Class	$9.48
Service Class	9.38

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$15,608,317
Interest income from unaffiliated investments	135,500

Total investment income	15,743,817

Expenses:
Investment management fees	885,787
Distribution and service fees:
Service Class	1,765,510
Transfer agent costs	11,013
Trustees, CCO and deferred compensation fees	23,452
Audit and tax fees	26,933
Custody fees	71,235
Legal fees	38,986
Printing and shareholder reports fees	52,018
Other	37,405

Total expenses before waiver and/or reimbursement and recapture	2,912,339

Expenses waived and/or reimbursed:
Initial Class	(4)
Service Class	(174)

Net expenses	2,912,161

Net investment income (loss)	12,831,656

Net realized gain (loss) on:
Affiliated investments	11,815,847
Unaffiliated investments	12,273
Distributions received from affiliated investment companies	38,203,389
Futures contracts	(1,171,376)
Foreign currency transactions	(19,110)

Net realized gain (loss)	48,841,023

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(149,645,096)
Unaffiliated investments	43,155
Futures contracts	959,407
Translation of assets and liabilities denominated in foreign currencies	26,614

Net change in unrealized appreciation (depreciation)	(148,615,920)

Net realized and change in unrealized gain (loss)	(99,774,897)

Net increase (decrease) in net assets resulting from operations	$(86,943,241)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$12,831,656	$15,595,710
Net realized gain (loss)	48,841,023	13,853,959
Net change in unrealized appreciation (depreciation)	(148,615,920)	104,262,277

Net increase (decrease) in net assets resulting from operations	(86,943,241)	133,711,946

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(565,904)	—
Service Class	(22,235,946)	—
Net investment income:
Initial Class	—	(310,849)
Service Class	—	(10,956,139)

Total dividends and/or distributions from net investment income	—	(11,266,988)

Total dividends and/or distributions to shareholders	(22,801,850)	(11,266,988)

Capital share transactions:
Proceeds from shares sold:
Initial Class	757,998	1,149,101
Service Class	19,819,318	40,929,719

	20,577,316	42,078,820

Dividends and/or distributions reinvested:
Initial Class	565,904	310,849
Service Class	22,235,946	10,956,139

	22,801,850	11,266,988

Cost of shares redeemed:
Initial Class	(2,261,673)	(2,053,994)
Service Class	(74,892,805)	(51,167,056)

	(77,154,478)	(53,221,050)

Net increase (decrease) in net assets resulting from capital share transactions	(33,775,312)	124,758

Net increase (decrease) in net assets	(143,520,403)	122,569,716

Net assets:
Beginning of year	761,219,240	638,649,524

End of year	$617,698,837	$761,219,240

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$15,494,449

Capital share transactions - shares:
Shares issued:
Initial Class	71,157	111,522
Service Class	1,801,728	3,914,597

	1,872,885	4,026,119

Shares reinvested:
Initial Class	54,361	29,861
Service Class	2,154,646	1,061,641

	2,209,007	1,091,502

Shares redeemed:
Initial Class	(214,903)	(198,677)
Service Class	(7,203,459)	(5,134,409)

	(7,418,362)	(5,333,086)

Net increase (decrease) in shares outstanding:
Initial Class	(89,385)	(57,294)
Service Class	(3,247,085)	(158,171)

	(3,336,470)	(215,465)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.11		$9.29		$9.37		$9.72	$9.99

Investment operations:
Net investment income (loss) (A)	0.22		0.25		0.18	(B)	0.19	0.21
Net realized and unrealized gain (loss)	(1.48)		1.76		(0.06)		(0.35)	(0.25)

Total investment operations	(1.26)		2.01		0.12		(0.16)	(0.04)

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.19)		(0.20)		(0.19)	(0.23)
Net realized gains	(0.11)		—		—		—	—

Total dividends and/or distributions to shareholders	(0.37)		(0.19)		(0.20)		(0.19)	(0.23)

Net asset value, end of year	$9.48		$11.11		$9.29		$9.37	$9.72

Total return	(11.58)%		21.78%		1.22%		(1.64)%	(0.47)%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,506		$18,001		$15,583		$16,608	$18,122
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.16%		0.16%		0.15%		0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.16	%(D)	0.16	%(D)	0.14	%(B)	0.15%	0.15%
Net investment income (loss) to average net assets	2.03%		2.43%		1.99	%(B)	1.90%	2.10%
Portfolio turnover rate	21%		4%		68%		43%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.01		$9.21		$9.28		$9.63	$9.91

Investment operations:
Net investment income (loss) (A)	0.19		0.23		0.16	(B)	0.17	0.19
Net realized and unrealized gain (loss)	(1.48)		1.74		(0.06)		(0.35)	(0.26)

Total investment operations	(1.29)		1.97		0.10		(0.18)	(0.07)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.17)		(0.17)		(0.17)	(0.21)
Net realized gains	(0.11)		—		—		—	—

Total dividends and/or distributions to shareholders	(0.34)		(0.17)		(0.17)		(0.17)	(0.21)

Net asset value, end of year	$9.38		$11.01		$9.21		$9.28	$9.63

Total return	(11.91)%		21.47%		1.08%		(1.89)%	(0.79)%

Ratio and supplemental data:
Net assets end of year (000’s)	$603,193		$743,218		$623,067		$676,401	$638,980
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.41%		0.41%		0.40%		0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.41	%(D)	0.41	%(D)	0.39	%(B)	0.40%	0.40%
Net investment income (loss) to average net assets	1.77%		2.24%		1.72	%(B)	1.72%	1.91%
Portfolio turnover rate	21%		4%		68%		43%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective January 12, 2018, Transamerica International Moderate Growth VP changed its name to Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$709,233	$—	$4,008,767	$—	$—	$4,718,000
Total	$709,233	$—	$4,008,767	$—	$—	$4,718,000

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(282,870)	$(446,664)	$—	$—	$(729,534)
Total	$—	$(282,870)	$(446,664)	$—	$—	$(729,534)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$1,397,554	$(1,138,897)	$(1,430,033)	$—	$—	$(1,171,376)
Total	$1,397,554	$(1,138,897)	$(1,430,033)	$—	$—	$(1,171,376)

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$238,599	$(1,743,465)	$2,464,273	$—	$—	$959,407
Total	$238,599	$(1,743,465)	$2,464,273	$—	$—	$959,407

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 157,411,613	$ (103,033,773)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2019
Service Class	0.50	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 142,586,461	$ 7,166,073	$ 201,631,763	$ 7,085,419

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 683,881,860	$ 50,755	$ (70,605,816)	$ (70,555,061)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 17,314,351	$ 5,487,499	$ —	$ 11,266,988	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,702,300	$ 50,948,078	$ —	$ —	$ (50,396)	$ (70,511,634)

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. CUSTODY OUT-OF-POCKET EXPENSE (continued)

result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan International Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan International Moderate Growth VP (formerly Transamerica International Moderate Growth VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2018, the Portfolio designated $54,073,527 of qualified dividend income.

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,487,499 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 6,093,110	$ 854,737

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® ended 2018 in negative territory after a fourth-quarter drawdown, which saw a more prolonged increase in market volatility. The forward price/earnings for the S&P 500® ended the year at 14.4 times, falling markedly below its 25-year average of 16.1 times. Only three of the 11 sectors ended the year in positive territory, namely health care, utilities and consumer discretionary. The weakest performers were the energy sector and the materials sector. The period saw large-cap stocks outperforming small-cap stocks and growth stocks also outperformed value stocks.

PERFORMANCE

For the year ended December 31, 2018, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned -11.81%. By comparison, its benchmark, the Russell Midcap® Value Index, returned -12.29%.

STRATEGY REVIEW

The Transamerica JPMorgan Mid Cap Value VP Portfolio outperformed the benchmark during the 12-month period ended December 31, 2018. Stock selection in materials and energy contributed to performance while stock selection in real estate and industrials detracted from portfolio results.

On a stock specific basis, XL Group, Ltd. and Energen Corp. were top contributors to results. XL Group, Ltd. was acquired at a hefty premium by AXA, a French insurer, as the acquirer looked to bolster its property and casualty offerings. XL Group Ltd.’s improving business mix, attractive valuation and strong capital allocation policy almost certainly piqued the interest of AXA as well. We used the profits from the deal to fund ideas elsewhere in insurance. Energen Corp., our favored Permian producer for many years, was also acquired at a premium during the period as Diamondback Energy, Inc. looked to bolster its Permian acreage. Energen Corp. has been the subject of shareholder activism as Corvex Management LP first entered the stock about a year ago, publicly urging the company to sell itself. Four strong quarters of execution and positive well results later, Energen Corp. was trading at a much higher price. While a takeout was not our base-case scenario, we are pleased with the outcome. The transaction closed at the end of November so we now own a position in Diamondback Energy, Inc., which is a high-quality, well-managed business with excellent assets and a strong balance sheet.

Two stock-specific detractors from performance for the year were Mohawk Industries, Inc. and EQT Corp. Mohawk Industries, Inc. shares fell following a string of disappointing earnings misses and downward revisions on full-year guidance. Elevated input costs continue to act as a headwind, and frustratingly, management is facing shifting consumer preferences within the flooring space towards cheaper luxury vinyl tile rather than traditional ceramic tile. While it is difficult to predict the long-term trajectory and sustainability of these trends, we would be remiss not to at least mention how trade tariffs could serve to benefit Mohawk Industries, Inc., as cheap supply from China has permeated the marketplace. Despite the intermittent turmoil, Mohawk Industries, Inc. has a leading market share position in flooring, with best-in-class manufacturing and distribution providing a strong competitive advantage. Investors grew wary of EQT Corp. during the year as both internal and external pressures mounted. Internally, the long-awaited spin-off of Equitrans Midstream was less clean than expected as EQT Corp. is initially keeping about a 20% stake, adding complexity to an already cloudy sum of the parts value creation equation. Externally, as aggregate U.S. natural gas supply growth coming from the Marcellus and Permian basins were robust, prices remained stubbornly low for the majority of the year, causing challenges in EQT Corp.’s upstream business. We have admittedly become a bit disillusioned with management and, while we have scaled back our position, we’re sticking with it due to valuation and a potential opportunity brought about by an activist investor for a positive change in board composition.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K. L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Repurchase Agreement	1.1
Other Investment Company	0.6
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(11.81)%	5.16%	12.48%	05/03/1999
Russell Midcap® Value Index (A)	(12.29)%	5.44%	13.03%
Service Class	(12.09)%	4.88%	12.20%	05/01/2003

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small- and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$884.00	$4.13	$1,020.80	$4.43	0.87%
Service Class	1,000.00	882.20	5.36	1,019.50	5.75	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 98.9%
Auto Components - 0.7%
BorgWarner, Inc.	80,851	$ 2,808,764

Banks - 8.1%
Citizens Financial Group, Inc.	123,266	3,664,698
Comerica, Inc.	26,910	1,848,448
Fifth Third Bancorp	226,262	5,323,945
First Republic Bank	42,283	3,674,393
Huntington Bancshares, Inc.	246,856	2,942,524
M&T Bank Corp.	48,793	6,983,742
SunTrust Banks, Inc.	111,096	5,603,682
Zions Bancorp NA	36,311	1,479,310

		31,520,742

Beverages - 1.6%
Constellation Brands, Inc., Class A	19,362	3,113,797
Keurig Dr. Pepper, Inc.	63,862	1,637,422
Molson Coors Brewing Co., Class B	28,319	1,590,395

		6,341,614

Building Products - 0.6%
Fortune Brands Home & Security, Inc.	59,645	2,265,914

Capital Markets - 4.8%
Ameriprise Financial, Inc.	34,876	3,640,008
Invesco, Ltd.	109,556	1,833,967
Northern Trust Corp.	49,500	4,137,705
Raymond James Financial, Inc.	48,302	3,594,152
T. Rowe Price Group, Inc.	59,961	5,535,600

		18,741,432

Chemicals - 0.9%
Sherwin-Williams Co.	9,177	3,610,782

Communications Equipment - 0.4%
CommScope Holding Co., Inc. (A)	95,696	1,568,457

Construction Materials - 0.7%
Martin Marietta Materials, Inc.	16,155	2,776,560

Consumer Finance - 0.9%
Ally Financial, Inc.	150,601	3,412,619

Containers & Packaging - 3.5%
Ball Corp.	150,019	6,897,874
Silgan Holdings, Inc.	149,626	3,534,166
WestRock Co.	83,620	3,157,491

		13,589,531

Distributors - 0.7%
Genuine Parts Co.	29,787	2,860,148

Electric Utilities - 3.5%
Edison International	29,446	1,671,649
Evergy, Inc.	71,927	4,083,296
Xcel Energy, Inc.	159,526	7,859,846

		13,614,791

Electrical Equipment - 2.5%
Acuity Brands, Inc.	33,120	3,807,144
AMETEK, Inc.	60,810	4,116,837
Hubbell, Inc.	19,972	1,984,018

		9,907,999

Electronic Equipment, Instruments & Components - 4.4%
Amphenol Corp., Class A	49,829	4,037,146
Arrow Electronics, Inc. (A)	73,845	5,091,613

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
CDW Corp.	54,829	$ 4,443,890
Keysight Technologies, Inc. (A)	60,268	3,741,437

		17,314,086

Equity Real Estate Investment Trusts - 11.1%
American Campus Communities, Inc.	53,721	2,223,512
American Homes 4 Rent Trust, Class A	108,835	2,160,375
AvalonBay Communities, Inc.	29,188	5,080,171
Boston Properties, Inc.	39,806	4,480,165
Brixmor Property Group, Inc.	194,481	2,856,926
Essex Property Trust, Inc.	12,154	2,980,282
Federal Realty Investment Trust	33,947	4,007,104
JBG SMITH Properties	45,865	1,596,561
Kimco Realty Corp.	159,008	2,329,467
Outfront Media, Inc.	145,081	2,628,868
Rayonier, Inc.	108,588	3,006,802
Regency Centers Corp.	40,734	2,390,271
Vornado Realty Trust	65,183	4,043,302
Weyerhaeuser Co.	83,075	1,816,020
WP Carey, Inc.	26,704	1,744,839

		43,344,665

Food & Staples Retailing - 0.8%
Kroger Co.	118,654	3,262,985

Food Products - 1.7%
Conagra Brands, Inc.	142,692	3,047,901
Post Holdings, Inc. (A)	38,654	3,445,231

		6,493,132

Gas Utilities - 1.1%
National Fuel Gas Co. (B)	81,441	4,168,150

Health Care Equipment & Supplies - 1.2%
Zimmer Biomet Holdings, Inc.	45,794	4,749,754

Health Care Providers & Services - 5.7%
AmerisourceBergen Corp.	58,820	4,376,208
Cigna Corp. (A)	26,600	5,051,872
Henry Schein, Inc. (A)	34,503	2,709,175
Humana, Inc.	8,233	2,358,590
Laboratory Corp. of America Holdings (A)	29,550	3,733,938
Universal Health Services, Inc., Class B	34,534	4,025,283

		22,255,066

Hotels, Restaurants & Leisure - 1.3%
Hilton Worldwide Holdings, Inc.	71,753	5,151,865

Household Durables - 1.7%
Mohawk Industries, Inc. (A)	35,935	4,202,958
Newell Brands, Inc.	129,843	2,413,781

		6,616,739

Household Products - 0.6%
Energizer Holdings, Inc.	47,435	2,141,690

Industrial Conglomerates - 0.8%
Carlisle Cos., Inc.	30,147	3,030,376

Insurance - 8.1%
Alleghany Corp.	4,370	2,723,908
Hartford Financial Services Group, Inc.	121,309	5,392,185
Lincoln National Corp.	46,235	2,372,318
Loews Corp.	164,495	7,487,812
Marsh & McLennan Cos., Inc.	47,398	3,779,991

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Principal Financial Group, Inc.	44,462	$ 1,963,887
Progressive Corp.	63,198	3,812,735
Unum Group	54,750	1,608,555
WR Berkley Corp.	33,579	2,481,824

		31,623,215

Interactive Media & Services - 0.6%
Match Group, Inc. (B)	56,765	2,427,839

Internet & Direct Marketing Retail - 1.4%
Expedia Group, Inc.	48,567	5,471,073

IT Services - 1.0%
Jack Henry & Associates, Inc.	30,861	3,904,534

Machinery - 2.9%
IDEX Corp.	28,678	3,620,884
Middleby Corp. (A)	26,949	2,768,471
Snap-on, Inc.	32,992	4,793,408

		11,182,763

Media - 1.1%
CBS Corp., Class B	52,617	2,300,415
DISH Network Corp., Class A (A)	80,303	2,005,166

		4,305,581

Multi-Utilities - 5.4%
CMS Energy Corp.	166,577	8,270,548
Sempra Energy	46,457	5,026,183
WEC Energy Group, Inc.	114,621	7,938,650

		21,235,381

Multiline Retail - 1.9%
Kohl’s Corp.	73,250	4,859,405
Nordstrom, Inc.	56,121	2,615,800

		7,475,205

Oil, Gas & Consumable Fuels - 6.1%
Cabot Oil & Gas Corp.	97,325	2,175,214
Diamondback Energy, Inc.	81,522	7,557,089
EQT Corp.	137,041	2,588,705
Equitrans Midstream Corp. (A)	126,255	2,527,625
PBF Energy, Inc., Class A	73,119	2,388,798
Williams Cos., Inc.	299,286	6,599,256

		23,836,687

Personal Products - 0.9%
Coty, Inc., Class A	214,430	1,406,661
Edgewell Personal Care Co. (A)	52,419	1,957,849

		3,364,510

Real Estate Management & Development - 1.4%
CBRE Group, Inc., Class A (A)	104,359	4,178,534
Cushman & Wakefield PLC (A)	73,300	1,060,651

		5,239,185

Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc.	50,597	4,342,741

Software - 1.0%
Synopsys, Inc. (A)	46,660	3,930,638

Specialty Retail - 4.1%
AutoZone, Inc. (A)	6,865	5,755,204
Best Buy Co., Inc.	60,252	3,190,946

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Gap, Inc.	138,167	$ 3,559,182
Tiffany & Co.	43,060	3,466,761

		15,972,093

Textiles, Apparel & Luxury Goods - 1.7%
PVH Corp.	38,006	3,532,658
Ralph Lauren Corp.	30,178	3,122,216

		6,654,874

Trading Companies & Distributors - 0.9%
MSC Industrial Direct Co., Inc., Class A	45,425	3,494,091

Total Common Stocks (Cost $363,995,828)		386,008,271

OTHER INVESTMENT COMPANY - 0.6%

SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (C)	2,489,185	2,489,185

Total Other Investment Company (Cost $2,489,185)		2,489,185

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $4,122,238 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $4,207,759.	$ 4,121,906	4,121,906

Total Repurchase Agreement (Cost $4,121,906)		4,121,906

Total Investments (Cost $370,606,919)		392,619,362
Net Other Assets (Liabilities) - (0.6)%		(2,170,577)

Net Assets - 100.0%		$ 390,448,785

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$386,008,271	$—	$—	$386,008,271
Other Investment Company	2,489,185	—	—	2,489,185
Repurchase Agreement	—	4,121,906	—	4,121,906

Total Investments	$388,497,456	$4,121,906	$—	$392,619,362

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,433,486. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $366,485,013) (including securities loaned of $2,433,486)	$388,497,456
Repurchase agreement, at value (cost $4,121,906)	4,121,906
Receivables and other assets:
Net income from securities lending	584
Shares of beneficial interest sold	143,311
Dividends and/or distributions	648,010
Interest	166

Total assets	393,411,433

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,489,185
Payables and other liabilities:
Shares of beneficial interest redeemed	63,247
Due to custodian	59
Investment management fees	291,293
Distribution and service fees	45,571
Transfer agent costs	1,828
Trustees, CCO and deferred compensation fees	1,626
Audit and tax fees	18,949
Custody fees	22,389
Legal fees	3,377
Printing and shareholder reports fees	21,318
Other accrued expenses	3,806

Total liabilities	2,962,648

Net assets	$390,448,785

Net assets consist of:
Capital stock ($0.01 par value)	$272,977
Additional paid-in capital	324,364,505
Total distributable earnings (accumulated losses)	65,811,303

Net assets	$390,448,785

Net assets by class:
Initial Class	$187,475,419
Service Class	202,973,366

Shares outstanding:
Initial Class	12,986,548
Service Class	14,311,145

Net asset value and offering price per share:
Initial Class	$14.44
Service Class	14.18

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$10,853,888
Interest income	122,192
Net income from securities lending	45,845

Total investment income	11,021,925

Expenses:
Investment management fees	4,175,888
Distribution and service fees:
Service Class	614,230
Transfer agent costs	7,567
Trustees, CCO and deferred compensation fees	16,319
Audit and tax fees	25,122
Custody fees	53,630
Legal fees	26,469
Printing and shareholder reports fees	23,936
Other	13,351

Total expenses before waiver and/or reimbursement and recapture	4,956,512

Expenses waived and/or reimbursed:
Initial Class	(1,368)
Service Class	(1,360)

Net expenses	4,953,784

Net investment income (loss)	6,068,141

Net realized gain (loss) on:
Investments	41,343,246

Net change in unrealized appreciation (depreciation) on:
Investments	(99,743,966)

Net realized and change in unrealized gain (loss)	(58,400,720)

Net increase (decrease) in net assets resulting from operations	$(52,332,579)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$6,068,141	$3,401,716
Net realized gain (loss)	41,343,246	11,558,444
Net change in unrealized appreciation (depreciation)	(99,743,966)	49,122,023

Net increase (decrease) in net assets resulting from operations	(52,332,579)	64,082,183

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(7,227,661)	—
Service Class	(7,206,056)	—
Net investment income:
Initial Class	—	(2,078,129)
Service Class	—	(1,439,186)

Total dividends and/or distributions from net investment income	—	(3,517,315)

Net realized gains:
Initial Class	—	(58,300,852)
Service Class	—	(53,911,238)

Total dividends and/or distributions from net realized gains	—	(112,212,090)

Total dividends and/or distributions to shareholders	(14,433,717)	(115,729,405)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,820,430	10,882,311
Service Class	9,591,956	30,160,641

	20,412,386	41,042,952

Dividends and/or distributions reinvested:
Initial Class	7,227,661	60,378,981
Service Class	7,206,056	55,350,424

	14,433,717	115,729,405

Cost of shares redeemed:
Initial Class	(71,518,948)	(30,940,365)
Service Class	(35,622,782)	(27,737,523)

	(107,141,730)	(58,677,888)

Net increase (decrease) in net assets resulting from capital share transactions	(72,295,627)	98,094,469

Net increase (decrease) in net assets	(139,061,923)	46,447,247

Net assets:
Beginning of year	529,510,708	483,063,461

End of year	$390,448,785	$529,510,708

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$3,445,624

Capital share transactions - shares:
Shares issued:
Initial Class	684,070	648,459
Service Class	581,062	1,623,224

	1,265,132	2,271,683

Shares reinvested:
Initial Class	422,918	3,870,447
Service Class	428,932	3,605,891

	851,850	7,476,338

Shares redeemed:
Initial Class	(4,221,572)	(1,695,313)
Service Class	(2,229,620)	(1,464,260)

	(6,451,192)	(3,159,573)

Net increase (decrease) in shares outstanding:
Initial Class	(3,114,584)	2,823,593
Service Class	(1,219,626)	3,764,855

	(4,334,210)	6,588,448

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$16.88		$19.40		$20.41		$22.68	$21.02

Investment operations:
Net investment income (loss) (A)	0.23		0.15		0.16	(B)	0.18	0.22
Net realized and unrealized gain (loss)	(2.14)		2.07		2.66		(0.79)	2.90

Total investment operations	(1.91)		2.22		2.82		(0.61)	3.12

Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.16)		(0.45)		(0.20)	(0.16)
Net realized gains	(0.38)		(4.58)		(3.38)		(1.46)	(1.30)

Total dividends and/or distributions to shareholders	(0.53)		(4.74)		(3.83)		(1.66)	(1.46)

Net asset value, end of year	$14.44		$16.88		$19.40		$20.41	$22.68

Total return	(11.81)%		13.47%		14.59%		(2.74)%	15.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$187,476		$271,777		$257,643		$897,002	$994,918
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%		0.87%		0.88%		0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.87	%(C)	0.87	%(C)	0.86	%(B)	0.86%	0.86%
Net investment income (loss) to average net assets	1.35%		0.79%		0.79	%(B)	0.81%	1.00%
Portfolio turnover rate	16%		15%		26%		17%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$16.60		$19.16		$20.21		$22.48	$20.87

Investment operations:
Net investment income (loss) (A)	0.18		0.10		0.12	(B)	0.12	0.17
Net realized and unrealized gain (loss)	(2.11)		2.04		2.61		(0.77)	2.87

Total investment operations	(1.93)		2.14		2.73		(0.65)	3.04

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.12)		(0.40)		(0.16)	(0.13)
Net realized gains	(0.38)		(4.58)		(3.38)		(1.46)	(1.30)

Total dividends and/or distributions to shareholders	(0.49)		(4.70)		(3.78)		(1.62)	(1.43)

Net asset value, end of year	$14.18		$16.60		$19.16		$20.21	$22.48

Total return	(12.09)%		13.19%		14.28%		(2.94)%	14.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$202,973		$257,734		$225,420		$178,501	$172,889
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.12%		1.12%		1.11%	1.11%
Including waiver and/or reimbursement and recapture	1.12	%(C)	1.12	%(C)	1.11	%(B)	1.11%	1.11%
Net investment income (loss) to average net assets	1.09%		0.54%		0.62	%(B)	0.56%	0.78%
Portfolio turnover rate	16%		15%		26%		17%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $3,376.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$2,489,185	$—	$—	$—	$2,489,185
Total Borrowings	$2,489,185	$—	$—	$—	$2,489,185

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2018
First $100 million	0.880%
Over $100 million up to $750 million	0.830
Over $750 million up to $1.5 billion	0.810
Over $1.5 billion	0.800
Prior to August 1, 2018
First $100 million	0.880
Over $100 million	0.830

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2019
Service Class	1.20	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 75,800,209	$ —	$ 138,330,753	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 373,704,392	$ 55,986,439	$ (37,071,469)	$ 18,914,970

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,803,905	$ 9,629,812	$ —	$ 3,517,315	$ 112,212,090	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,650,485	$ 40,245,848	$ —	$ —	$ —	$ 18,914,970

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $9,629,812 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

The year 2018 was a challenging year for risk assets across the board. On a relative basis, U.S. large-cap equity had been the sole performing equity market going into the fourth quarter and was the best-performing equity market for the year on a relative basis. Global equity markets were down, as both developed and emerging markets produced negative returns. The end-of-year rally in sovereign bonds, driven by lower oil price and expectations of a moderated pace of monetary tightening in 2019, pushed 2018 high-grade fixed income returns into positive territory. U.S. fixed income markets, were flat on the year.

A pickup in volatility – driven by tightening financial conditions and fears of declining global growth – underscored a difficult year for equity markets. Early in the year, above-trend global growth was offset by increased trade tensions between the U.S. and China, along with concerns over European populism. Towards mid-year, solid earnings revisions and cycle-high consumer confidence within the U.S. led to a divergence between U.S. equity performance and the rest of the world. U.S. equity markets produced double-digit returns through the third quarter, whereas dollar strength and rising U.S. rates were a headwind for international and emerging markets. Global equities struggled mightily to close out the year, as concerns in the fourth quarter over late-cycle slowing, tightening global liquidity, trade protectionism, corporate leverage and political gridlock all coalesced to drive a re-pricing of growth prospects.

Developed market government bonds produced modest returns in 2018, while credit markets struggled, particularly in the fourth quarter as high-yield credit spreads widened to 24-month highs on the back of declining equity markets. The 10-year Treasury yield increased to a high in November, before retreating at the end the year, with part of the year-end rally due to the U.S. Federal Reserve (“Fed”) lowering interest rate expectations in 2019 from four to three rate hikes. Over the year, the Fed raised the federal funds target rate four times, each by 25 basis points moving from 1.50% to 2.50%. Corporate investment-grade credit struggled as a result of high supply, long duration and weakening fundamentals. High-yield markets faced headwinds due to the asset class’s exposure to oil, as oil prices collapsed in the fourth quarter. Emerging markets debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.

Global growth has slowed and while we still view U.S. recession risk as low in an absolute sense, it has risen in the past months. We maintain a moderated risk position in the Portfolio reflecting a more cautious tone as we navigate late cycle economic slowdown and rising uncertainties. Financial conditions continue to tighten, trade protectionism and political gridlock all weigh on growth prospects, which supports our incrementally more negative view in the near term. The U.S. remains our preferred equity market, reflecting our view that it would outperform in a recession-induced equity sell-off. Our overweight to duration has been mitigated as a result of the recent bond rally and we continue to prefer U.S. Treasurys within the asset class. Finally, amid heightened volatility, we’re leaning more into cash.

PERFORMANCE

For the year ended December 31, 2018, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned -2.94%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark, returned 0.01%, -5.24% and -1.91%, respectively.

STRATEGY REVIEW

The Transamerica JPMorgan Tactical Allocation VP Portfolio underperformed its blended benchmark for the one-year period ended December 31, 2018. The relative performance versus the blended benchmark was a result of contributions from security selection during the year.

With regards to tactical asset allocation, the Portfolio de-emphasized non-U.S. equity markets, which contributed significantly to performance during the year. More specifically, our underweight to Europe ex U.K. and emerging markets equities were the biggest contributors as both markets underperformed global equities for the year. Within fixed income, we expressed a preference for credit relative to government bonds, which slightly detracted from performance for the year. Duration detracted from performance as global rates ended the year higher than where they began.

Underlying manager performance contributed significantly to performance over the one-year period ended December 31, 2018. This was led by the Core Bond and Corporate Credit strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Market Expansion and EAFE REI 100 strategies.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Nicole Goldberger

John Speer

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	26.9%
Common Stocks	19.6
U.S. Government Obligations	15.6
Corporate Debt Securities	14.6
Asset-Backed Securities	10.8
Mortgage-Backed Securities	4.7
Investment Companies	4.1
Repurchase Agreement	2.4
Foreign Government Obligations	0.6
Other Investment Company	0.3
Municipal Government Obligations	0.0	*
Preferred Stock	0.0	*
Net Other Assets (Liabilities) ^	0.4
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(2.94)%	3.25%	3.70%	03/01/1994
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	3.48%
Russell 3000® Index (B)	(5.24)%	7.91%	13.18%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark (A) (C) (D)	(1.91)%	3.56%	5.64%
Service Class	(3.19)%	2.99%	3.45%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: 75% Bloomberg Barclays US Aggregate Bond Index and 25% MSCI World Index.

(D) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$985.60	$3.85	$1,021.30	$3.92	0.77%
Service Class	1,000.00	984.20	5.10	1,020.10	5.19	1.02

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 10.8%
Cayman Islands - 0.2%
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (A)	$ 257,878	$ 251,345
Goodgreen Trust Series 2017-2A, Class A, 3.26%, 10/15/2053 (A)	828,079	815,189
Hero Funding Trust Series 2017-3A, Class A2, 3.95%, 09/20/2048 (A)	757,746	773,453

		1,839,987

United States - 10.6%
Aames Mortgage Investment Trust Series 2005-3, Class M1, 1-Month LIBOR + 0.80%, 3.30% (B), 08/25/2035 (A)	302,443	302,157
Academic Loan Funding Trust Series 2013-1A, Class A, 1-Month LIBOR + 0.80%, 3.31% (B), 12/26/2044 (A)	176,733	176,125
Accredited Mortgage Loan Trust Series 2005-4, Class A2D, 1-Month LIBOR + 0.32%, 2.83% (B), 12/25/2035	214,764	213,610
ACE Securities Corp. Home Equity Loan Trust
Series 2002-HE3, Class M1,
1-Month LIBOR + 1.80%, 4.31% (B), 10/25/2032	276,442	276,838
Series 2003-HE1, Class M1,
1-Month LIBOR + 0.98%, 3.48% (B), 11/25/2033	622,339	610,349
Series 2004-HE4, Class M2,
1-Month LIBOR + 0.98%, 3.48% (B), 12/25/2034	255,446	247,211
American Credit Acceptance Receivables Trust
Series 2016-3, Class C,
4.26%, 08/12/2022 (A)	289,000	290,678
Series 2016-4, Class C,
2.91%, 02/13/2023 (A)	227,457	227,007
American Homes 4 Rent Trust
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (A)	150,000	165,164
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (A)	175,000	194,829
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (A)	233,266	231,630
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (A)	292,500	313,033
Series 2015-SFR2, Class D,
5.04%, 10/17/2045 (A)	700,000	747,616
Series 2015-SFR2, Class E,
6.07%, 10/17/2045 (A)	400,000	438,583
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (A)	450,000	443,178

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class B,
1.83%, 12/08/2021	$ 500,000	$ 494,019
Series 2017-1, Class B,
2.30%, 02/18/2022	235,000	232,673
Series 2017-1, Class C,
2.71%, 08/18/2022	127,000	125,824
Series 2017-1, Class D,
3.13%, 01/18/2023	284,000	282,330
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-10, Class M2, 1-Month LIBOR + 2.55%, 5.06% (B), 12/25/2033	326,254	321,157
Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 02/15/2020 (A) (C)	1,499,025	1,499,025
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-W9, Class M2,
1-Month LIBOR + 2.58%, 4.62% (B), 01/25/2034	360,605	352,689
Series 2003-W9, Class M3B,
1-Month LIBOR + 3.12%, 4.62% (B), 01/25/2034	174,388	170,410
ARIVO Series 2018-1, Class A, 5.17%, 09/15/2019 (D) (E)	786,376	786,376
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE6, Class M1,
1-Month LIBOR + 0.98%, 3.48% (B), 11/25/2033	546,821	539,171
Series 2003-HE6, Class M2,
1-Month LIBOR + 2.48%, 4.98% (B), 11/25/2033	586,540	585,666
Series 2003-HE6, Class M3,
1-Month LIBOR + 3.00%, 5.51% (B), 11/25/2033	555,225	550,087
Series 2004-HE1, Class M1,
1-Month LIBOR + 1.05%, 3.51% (B), 01/15/2034	456,309	452,603
Series 2004-HE3, Class M2,
1-Month LIBOR + 1.68%, 4.19% (B), 06/25/2034	798,073	793,361
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (A)	78,834	78,530
B2R Mortgage Trust
Series 2015-1, Class A1,
2.52%, 05/15/2048 (A)	67,539	66,798
Series 2015-2, Class A,
3.34%, 11/15/2048 (A)	573,282	570,927
Bayview Financial Acquisition Trust Series 2004-C, Class M3, 1-Month LIBOR + 1.95%, 4.46% (B), 05/28/2044	622,726	626,785

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (A)	$ 109,939	$ 109,487
Bear Stearns Asset-Backed Securities I Trust
Series 2004-FR2, Class M3,
1-Month LIBOR + 1.80%, 4.12% (B), 06/25/2034	151,341	148,777
Series 2004-HE6, Class M2,
1-Month LIBOR + 1.88%, 4.19% (B), 08/25/2034	436,680	433,476
Bear Stearns Asset-Backed Securities Trust Series 2003-2, Class M1, 1-Month LIBOR + 1.80%, 4.31% (B), 03/25/2043	694,489	691,980
Business Jet Securities LLC
Series 2018-1, Class A,
4.34%, 02/15/2033 (A)	1,643,233	1,652,744
Series 2018-2, Class A,
4.45%, 06/15/2033 (A)	1,613,826	1,631,574
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (A)	17,493	17,260
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C)	1,013,012	1,010,797
Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 01/20/2022 (A)	1,785,000	1,780,432
CarMax Auto Owner Trust
Series 2016-3, Class C,
2.20%, 06/15/2022	850,000	835,881
Series 2017-3, Class D,
3.46%, 10/16/2023	906,000	904,791
CarNow Auto Receivables Trust Series 2017-1A, Class A, 2.92%, 09/15/2022 (A)	188,255	187,394
Centex Home Equity Loan Trust Series 2004-A, Class M1, 1-Month LIBOR + 0.60%, 3.11% (B), 01/25/2034	1,024,006	1,013,156
Chase Funding Trust
Series 2003-2, Class 2A2,
1-Month LIBOR + 0.56%, 2.88% (B), 02/25/2033	258,024	247,997
Series 2003-5, Class 2A2,
1-Month LIBOR + 0.60%, 3.11% (B), 07/25/2033	576,894	557,896
CHEC Loan Trust Series 2004-1, Class M2, 1-Month LIBOR + 0.98%, 3.48% (B), 07/25/2034 (A)	265,618	256,839
CIG Auto Receivables Trust Series 2017-1A, Class A, 2.71%, 05/15/2023 (A)	214,086	212,785
Citi Held For Asset Issuance Series 2016-MF1, Class B, 6.64%, 08/15/2022 (A)	118,619	118,754

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
CLUB Credit Trust Series 2017-P2, Class A, 2.61%, 01/15/2024 (A)	$ 406,231	$ 403,825
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 3.14% (B), 06/25/2040 (A)	202,176	17,999
Countrywide Asset-Backed Certificates Series 2004-BC1, Class M1, 1-Month LIBOR + 0.75%, 3.26% (B), 02/25/2034	685,369	677,887
Countrywide Partnership Trust Series 2004-EC1, Class M2, 1-Month LIBOR + 0.95%, 3.45% (B), 01/25/2035	345,631	344,067
CPS Auto Receivables Trust
Series 2014-C, Class C,
3.77%, 08/17/2020 (A)	68,838	68,913
Series 2014-D, Class C,
4.35%, 11/16/2020 (A)	91,699	92,045
Series 2015-A, Class C,
4.00%, 02/16/2021 (A)	100,000	100,449
Series 2016-C, Class C,
3.27%, 06/15/2022 (A)	560,000	559,884
Series 2017-C, Class C,
2.86%, 06/15/2023 (A)	1,150,000	1,142,220
Series 2017-C, Class D,
3.79%, 06/15/2023 (A)	791,000	791,893
Credit Acceptance Auto Loan Trust
Series 2017-1A, Class A,
2.56%, 10/15/2025 (A)	360,000	357,687
Series 2017-1A, Class B,
3.04%, 12/15/2025 (A)	250,000	247,892
Series 2017-1A, Class C,
3.48%, 02/17/2026 (A)	250,000	248,933
Series 2017-2A, Class B,
3.02%, 04/15/2026 (A)	1,380,000	1,367,534
Series 2017-2A, Class C,
3.35%, 06/15/2026 (A)	250,000	248,088
Series 2018-1A, Class A,
3.01%, 02/16/2027 (A)	559,000	554,662
Credit-Based Asset Servicing & Securitization LLC
Series 2003-CB6, Class M1,
1-Month LIBOR + 1.05%, 3.37% (B), 12/25/2033	742,708	728,113
Series 2004-CB2, Class M1,
1-Month LIBOR + 0.78%, 3.29% (B), 07/25/2033	779,302	732,283
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M5, 1-Month LIBOR + 1.91%, 4.41% (B), 08/25/2034	286,149	282,653
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	416,369	413,808
Series 2018-1, Class A,
3.70%, 01/21/2031 (A)	939,583	947,186

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Drive Auto Receivables Trust
Series 2015-AA, Class D,
4.12%, 07/15/2022 (A)	$ 294,000	$ 295,051
Series 2015-BA, Class D,
3.84%, 07/15/2021 (A)	277,981	278,387
Series 2015-DA, Class D,
4.59%, 01/17/2023 (A)	286,000	287,872
Series 2016-CA, Class D,
4.18%, 03/15/2024 (A)	602,000	605,059
Series 2017-1, Class C,
2.84%, 04/15/2022	643,000	642,180
Series 2017-1, Class D,
3.84%, 03/15/2023	1,130,000	1,134,051
Series 2017-2, Class C,
2.75%, 09/15/2023	1,021,000	1,018,929
Series 2017-3, Class D,
3.53%, 12/15/2023 (A)	1,500,000	1,501,200
Series 2017-AA, Class C,
2.98%, 01/18/2022 (A)	239,987	239,748
Series 2017-AA, Class D,
4.16%, 05/15/2024 (A)	346,000	349,898
Series 2018-3, Class C,
3.72%, 09/16/2024	545,000	546,292
Series 2018-4, Class C,
3.66%, 11/15/2024	1,259,000	1,264,037
DT Asset Trust Series 2017, Class B, 5.84%, 12/16/2022 (C)	600,000	599,538
DT Auto Owner Trust
Series 2016-4A, Class D,
3.77%, 10/17/2022 (A)	309,600	310,062
Series 2017-1A, Class D,
3.55%, 11/15/2022 (A)	315,000	315,355
Series 2017-2A, Class C,
3.03%, 01/17/2023 (A)	549,000	548,424
Series 2017-3A, Class D,
3.58%, 05/15/2023 (A)	302,000	301,503
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (A)	104,838	104,239
Exeter Automobile Receivables Trust
Series 2016-1A, Class C,
5.52%, 10/15/2021 (A)	445,000	450,401
Series 2016-3A, Class B,
2.84%, 08/16/2021 (A)	223,605	223,283
Series 2017-1A, Class C,
3.95%, 12/15/2022 (A)	165,000	166,375
Series 2017-3A, Class A,
2.05%, 12/15/2021 (A)	137,003	136,170
Series 2017-3A, Class C,
3.68%, 07/17/2023 (A)	910,000	912,501
Series 2018-4A, Class B,
3.64%, 11/15/2022 (A)	509,000	508,878
First Franklin Mortgage Loan Trust Series 2006-FF2, Class A4, 1-Month LIBOR + 0.20%, 2.71% (B), 02/25/2036	86,065	85,889

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
First Investors Auto Owner Trust
Series 2017-2A, Class B,
2.65%, 11/15/2022 (A)	$ 667,000	$ 661,553
Series 2017-2A, Class C,
3.00%, 08/15/2023 (A)	1,500,000	1,484,845
Series 2017-3A, Class A2,
2.41%, 12/15/2022 (A)	615,000	610,159
Flagship Credit Auto Trust
Series 2014-2, Class C,
3.95%, 12/15/2020 (A)	50,762	50,853
Series 2015-3, Class A,
2.38%, 10/15/2020 (A)	30,575	30,552
Series 2015-3, Class B,
3.68%, 03/15/2022 (A)	189,000	189,432
Series 2015-3, Class C,
4.65%, 03/15/2022 (A)	126,000	127,850
Series 2016-1, Class A,
2.77%, 12/15/2020 (A)	38,193	38,170
Series 2016-1, Class C,
6.22%, 06/15/2022 (A)	600,000	620,305
Series 2016-4, Class C,
2.71%, 11/15/2022 (A)	423,000	419,925
Fort Cre LLC 1-Month LIBOR + 2.83%, 4.96% (B), 12/21/2023 (A)	2,075,000	2,074,083
Freedom Financial Trust
Series 2018-1, Class A,
3.61%, 07/18/2024 (A)	588,273	588,076
Series 2018-2, Class A,
3.99%, 10/20/2025 (A)	1,400,188	1,401,663
GLS Auto Receivables Trust
Series 2016-1A, Class B,
4.39%, 01/15/2021 (A)	147,097	147,410
Series 2017-1A, Class B,
2.98%, 12/15/2021 (A)	800,000	797,180
GMAT Trust Series 2013-1A, Class A, 6.97% (B), 11/25/2043 (A)	14,647	14,652
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	95,364	94,792
Golden Bear LLC Series 2016-R, Class R, 5.65%, 09/20/2047 (A)	262,926	266,894
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051 (C)	1,020,166	997,009
Series 2017-1A, Class A,
3.74%, 10/15/2052 (A)	170,272	172,064
Headlands Residential LLC Series 2018, 4.25% (B), 06/25/2023	1,565,000	1,564,059
Hero Funding Trust
Series 2016-3A, Class A1,
3.08%, 09/20/2042 (A)	205,348	200,948
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	561,614	582,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	$ 176,570	$ 174,764
Home Equity Asset Trust
Series 2003-3, Class M1,
1-Month LIBOR + 1.29%, 3.80% (B), 08/25/2033	831,270	828,657
Series 2004-3, Class M1,
1-Month LIBOR + 0.86%, 3.36% (B), 08/25/2034	779,387	768,576
Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M8, 1-Month LIBOR + 3.30%, 4.92% (B), 11/25/2034	238,456	218,529
Independent National Mortgage Corp. Home Equity Loan Asset Trust Series 2004-C, Class M1, 1-Month LIBOR + 0.84%, 3.35% (B), 03/25/2035	796,769	792,038
Kabbage Asset Securitization LLC Series 2017-1, Class A, 4.57%, 03/15/2022 (A)	1,960,000	1,973,085
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.93% (B), 08/25/2038 (A)	820,976	20,011
Series 2013-2, Class A,
1.53% (B), 03/25/2039 (A)	778,643	32,142
Series 2014-2, Class A,
3.22% (B), 04/25/2040 (A)	326,358	26,399
Lendmark Funding Trust
Series 2017-1A, Class A,
2.83%, 12/22/2025 (A)	454,000	447,938
Series 2017-1A, Class B,
3.77%, 12/22/2025 (A)	1,930,000	1,920,764
Series 2017-1A, Class C,
5.41%, 12/22/2025 (A)	1,200,000	1,225,121
Long Beach Mortgage Loan Trust
Series 2004-3, Class M2,
1-Month LIBOR + 0.90%, 3.41% (B), 07/25/2034	685,842	680,667
Series 2004-3, Class M4,
1-Month LIBOR + 1.61%, 4.12% (B), 07/25/2034	210,225	209,822
Series 2004-4, Class M1,
1-Month LIBOR + 0.90%, 3.41% (B), 10/25/2034	659,212	656,119
LV Tower 52 Series 2013-1, Class A, 5.75%, 07/15/2019 (A) (C)	867,814	867,814
Mariner Finance Issuance Trust Series 2017-AA, Class A, 3.62%, 02/20/2029 (A)	782,000	782,002
Marlette Funding Trust
Series 2017-1A, Class A,
2.83%, 03/15/2024 (A)	96,624	96,573

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Marlette Funding Trust (continued)
Series 2017-2A, Class A,
2.39%, 07/15/2024 (A)	$ 344,816	$ 344,378
Series 2018-1A, Class A,
2.61%, 03/15/2028 (A)	420,195	418,868
Master Asset-Backed Securities Trust
Series 2004-OPT2, Class M1,
1-Month LIBOR + 0.90%, 3.41% (B), 09/25/2034	143,612	138,790
Series 2005-NC1, Class M2,
1-Month LIBOR + 0.75%, 3.26% (B), 12/25/2034	203,716	203,889
Meritage Mortgage Loan Trust Series 2003-1, Class M2, 1-Month LIBOR + 2.33%, 4.83% (B), 11/25/2033	571,623	569,729
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE8, Class M1,
1-Month LIBOR + 0.96%, 3.47% (B), 09/25/2034	867,208	863,036
Series 2004-NC2, Class M1,
1-Month LIBOR + 0.83%, 3.33% (B), 12/25/2033	264,935	262,243
Series 2004-NC7, Class M2,
1-Month LIBOR + 0.93%, 3.44% (B), 07/25/2034	308,156	309,821
Series 2004-NC8, Class M4,
1-Month LIBOR + 1.50%, 4.01% (B), 09/25/2034	563,289	548,599
Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 1-Month LIBOR + 0.98%, 3.49% (B), 02/25/2033	695,669	678,980
New Century Home Equity Loan Trust
Series 2004-2, Class M3,
1-Month LIBOR + 1.01%, 3.51% (B), 08/25/2034	428,976	426,416
Series 2004-2, Class M5,
1-Month LIBOR + 2.03%, 4.53% (B), 08/25/2034	257,393	257,824
Series 2004-4, Class M1,
1-Month LIBOR + 0.77%, 3.27% (B), 02/25/2035	846,377	836,116
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (A)	250,000	248,441
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (A)	187,500	186,095
Nissan Auto Receivables Owner Trust Series 2017-C, Class A3, 2.12%, 04/18/2022	645,000	636,956
NovaStar Mortgage Funding Trust Series 2003-3, Class M1, 1-Month LIBOR + 1.13%, 3.63% (B), 12/25/2033	269,866	268,647

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Ocwen Master Advance Receivables Trust Series 2018-T2, Class CT2, 4.19%, 08/15/2050 (A)	$ 927,000	$ 929,188
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 04/18/2022 (A)	312,000	312,364
OneMain Direct Auto Receivables Trust Series 2017-2A, Class C, 2.82%, 07/15/2024 (A)	1,315,000	1,301,762
OneMain Financial Issuance Trust
Series 2015-1A, Class A,
3.19%, 03/18/2026 (A)	167,754	167,619
Series 2015-2A, Class B,
3.10%, 07/18/2025 (A)	110,886	110,829
Series 2016-1A, Class A,
3.66%, 02/20/2029 (A)	515,000	515,935
Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 07/08/2024 (A)	1,456,000	1,455,987
Oportun Funding VI LLC
Series 2017-A, Class A,
3.23%, 06/08/2023 (A)	357,000	353,774
Series 2017-A, Class B,
3.97% (B), 06/08/2023 (A)	1,000,000	991,579
Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (A)	308,000	305,004
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 03/08/2024 (A)	655,000	649,102
Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-6, Class A2, 1-Month LIBOR + 0.66%, 3.17% (B), 11/25/2033	472,250	462,359
Option One Mortgage Loan Trust Series 2004-1, Class M2, 1-Month LIBOR + 1.65%, 4.16% (B), 01/25/2034	591,407	570,179
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCH1, Class M4, 1-Month LIBOR + 1.25%, 3.75% (B), 01/25/2036	500,000	499,458
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL5, Class A1,
3.33% (B), 12/30/2032 (A)	801,330	791,711
Series 2018-NPL2, Class A1,
3.70% (B), 03/27/2033 (A)	802,716	791,885
Series 2018-NPL4, Class A1,
4.83% (B), 09/25/2058 (A)	1,000,000	1,001,813
Progress Residential Trust
Series 2015-SFR2, Class A,
2.74%, 06/12/2032 (A)	1,385,957	1,368,384
Series 2015-SFR2, Class B,
3.14%, 06/12/2032 (A)	327,000	324,104
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (A)	1,660,987	1,645,856

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Progress Residential Trust (continued)
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (A)	$ 250,000	$ 253,087
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (A)	200,000	204,520
Series 2017-SFR1, Class A,
2.77%, 08/17/2034 (A)	167,462	164,281
Series 2017-SFR1, Class C,
3.32%, 08/17/2034 (A)	2,000,000	1,970,848
Series 2018-SFR2, Class A,
3.71%, 08/17/2035 (A)	2,400,000	2,404,508
Series 2018-SFR2, Class E,
4.66%, 08/17/2035 (A)	771,000	767,019
Prosper Marketplace Issuance Trust
Series 2017-2A, Class A,
2.41%, 09/15/2023 (A)	25,537	25,522
Series 2017-3A, Class A,
2.36%, 11/15/2023 (A)	205,263	204,711
Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 08/15/2022 (A)	2,090,000	2,083,554
RAMP Trust
Series 2005-RS6, Class M4,
1-Month LIBOR + 0.98%, 3.48% (B), 06/25/2035	1,250,000	1,247,303
Series 2006-RZ2, Class A3,
1-Month LIBOR + 0.27%, 2.78% (B), 05/25/2036	639,562	636,180
Series 2006-RZ3, Class M1,
1-Month LIBOR + 0.35%, 2.86% (B), 08/25/2036	1,100,000	1,082,887
RASC Trust
Series 2005-EMX1, Class M1,
1-Month LIBOR + 0.65%, 3.15% (B), 03/25/2035	495,851	494,058
Series 2005-KS9, Class M3,
1-Month LIBOR + 0.46%, 2.97% (B), 10/25/2035	842,506	843,170
Renaissance Home Equity Loan Trust Series 2003-2, Class A, 1-Month LIBOR + 0.88%, 3.20% (B), 08/25/2033	856,278	837,311
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	228,226	229,614
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (A) (C)	894,808	891,390
Santander Drive Auto Receivables Trust Series 2015-5, Class E, 4.67%, 02/15/2023 (A)	1,560,000	1,575,799
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 05/20/2021 (A)	839,000	837,943
SART 4.75%, 06/15/2025 (D)	2,300,000	2,300,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Securitized Asset-Backed Receivables LLC Trust
Series 2004-NC1, Class M2,
1-Month LIBOR + 1.73%, 4.23% (B), 02/25/2034	$ 390,883	$ 389,663
Series 2004-OP2, Class M1,
1-Month LIBOR + 0.98%, 3.48% (B), 08/25/2034	553,646	544,967
SoFi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (A)	115,369	115,126
Soundview Home Loan Trust
Series 2005-OPT1, Class M2,
1-Month LIBOR + 0.68%, 3.18% (B), 06/25/2035	785,566	778,817
Series 2006-OPT3, Class 2A3,
1-Month LIBOR + 0.17%, 2.68% (B), 06/25/2036	277,896	274,782
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1-Month LIBOR + 0.90%, 3.41% (B), 11/25/2034	582,406	570,559
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	318,656	315,574
Springleaf Funding Trust Series 2015-AA, Class A, 3.16%, 11/15/2024 (A)	193,212	192,945
Structured Asset Investment Loan Trust
Series 2003-BC12, Class M1,
1-Month LIBOR + 0.98%, 3.48% (B), 11/25/2033	135,889	130,184
Series 2004-6, Class M2,
1-Month LIBOR + 1.95%, 4.46% (B), 07/25/2034	28,347	27,956
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4, 1-Month LIBOR + 0.17%, 2.68% (B), 01/25/2037	330,133	321,559
Synchrony Card Issuance Trust Series 2018-A1, Class A1, 3.38%, 09/15/2024	1,000,000	1,009,086
Tricolor Auto Securitization Trust Series 2018-1A, Class A, 5.05%, 12/15/2020 (A) (C)	838,481	838,204
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (A)	351,150	341,243
United Auto Credit Securitization Trust
Series 2018-2, Class B,
3.56%, 08/10/2022 (A)	2,000,000	2,003,008
Series 2018-2, Class C,
3.78%, 05/10/2023 (A)	1,075,000	1,077,406
Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (A)	493,599	493,280

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Upstart Securitization Trust
Series 2017-1, Class A,
2.64%, 06/20/2024 (A)	$ 35,341	$ 35,306
Series 2018-2, Class A,
3.33%, 12/22/2025 (A)	1,841,336	1,838,431
USASF Receivables LLC Series 2018-1A, Class A, 5.50%, 07/15/2023 (A)	1,217,859	1,227,255
Vericrest Opportunity Loan Trust Series 2018-NPL2, Class A1, 4.34% (B), 05/25/2048 (A)	781,927	781,079
Verizon Owner Trust
Series 2016-1A, Class A,
1.42%, 01/20/2021 (A)	49,289	49,047
Series 2017-3A, Class A1A,
2.06%, 04/20/2022 (A)	1,019,000	1,006,747
VM DEBT LLC Series 2017-1, Class A, 7.00%, 10/02/2024 (A) (C)	840,000	840,000
VOLT LX LLC Series 2017-NPL7, Class A1, 3.25% (B), 06/25/2047 (A)	247,536	246,336
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38% (B), 10/25/2047 (A)	1,128,004	1,116,512
VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21% (B), 08/25/2048 (A)	624,835	624,946
VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38% (B), 06/25/2048 (A)	950,969	949,559
VOLT LXVIII LLC Series 2018-NPL4, Class A1A, 4.34% (B), 07/27/2048 (A)	782,700	782,622
VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11% (B), 09/25/2048 (A)	636,724	635,903
VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21% (B), 10/26/2048 (A)	2,034,104	2,030,222
VSE Voi Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	579,728	586,048
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A, 1-Month LIBOR + 0.30%, 2.81% (B), 04/25/2034	776,037	755,272
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (A)	279,685	277,767
Westlake Automobile Receivables Trust
Series 2015-3A, Class D,
4.40%, 05/17/2021 (A)	134,313	134,349
Series 2016-2A, Class D,
4.10%, 06/15/2021 (A)	180,000	180,544
Series 2016-3A, Class C,
2.46%, 01/18/2022 (A)	863,000	859,915

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Westlake Automobile Receivables Trust (continued)
Series 2017-1A, Class C,
2.70%, 10/17/2022 (A)	$ 216,000	$ 214,913
Series 2017-2A, Class C,
2.59%, 12/15/2022 (A)	1,231,000	1,221,320

		139,847,521

Total Asset-Backed Securities (Cost $140,346,608)		141,687,508

CORPORATE DEBT SECURITIES - 14.6%
Australia - 0.4%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (A)	216,000	210,175
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (A)	200,000	193,354
BHP Billiton Finance USA, Ltd.
4.13%, 02/24/2042	70,000	66,825
5.00%, 09/30/2043	55,000	60,087
Commonwealth Bank of Australia
2.50%, 09/18/2022 (A)	300,000	289,760
2.85%, 05/18/2026 (A)	250,000	232,885
3.45%, 03/16/2023 (A)	250,000	249,770
4.50%, 12/09/2025 (A)	200,000	195,929
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (A)	184,000	173,750
Macquarie Bank, Ltd.
2.60%, 06/24/2019 (A)	182,000	181,456
2.85%, 07/29/2020 (A)	150,000	148,619
4.00%, 07/29/2025 (A)	150,000	149,206
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (B), 11/28/2028 (A)	475,000	435,575
Fixed until 01/15/2029, 5.03% (B), 01/15/2030 (A)	560,000	551,839
6.00%, 01/14/2020 (A)	360,000	369,550
6.25%, 01/14/2021 (A) (F)	80,000	84,003
National Australia Bank, Ltd. 3.38%, 01/14/2026 (F)	800,000	780,721
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (A)	300,000	290,632
Westpac Banking Corp.
2.00%, 03/03/2020 (A)	304,000	300,623
2.50%, 06/28/2022	220,000	213,235
2.85%, 05/13/2026	250,000	232,350
Fixed until 11/23/2026, 4.32% (B), 11/23/2031, MTN	330,000	313,229

		5,723,573

Bermuda - 0.0% (G)
Aircastle, Ltd. 4.40%, 09/25/2023	245,000	240,963
Athene Holding, Ltd. 4.13%, 01/12/2028	270,000	245,257

		486,220

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Canada - 0.8%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (A)	$ 174,000	$ 166,047
3.55%, 07/15/2031 (A)	798,000	762,422
3.75%, 06/15/2029 (A)	1,319,170	1,280,650
4.13%, 11/15/2026 (A)	199,520	197,705
Anadarko Finance Co. 7.50%, 05/01/2031	190,000	224,684
Bank of Montreal
2.35%, 09/11/2022, MTN	397,000	383,501
2.38%, 01/25/2019, MTN	70,000	69,973
Bank of Nova Scotia
1.85%, 04/14/2020	400,000	395,444
2.45%, 09/19/2022	200,000	193,104
Barrick Gold Corp. 6.45%, 10/15/2035	180,000	203,361
Brookfield Finance, Inc.
3.90%, 01/25/2028	118,000	111,394
4.70%, 09/20/2047	147,000	135,169
Canadian Imperial Bank of Commerce
2.25%, 07/21/2020 (A)	200,000	198,124
2.55%, 06/16/2022	120,000	116,850
Canadian Natural Resources, Ltd.
3.80%, 04/15/2024	100,000	98,612
5.85%, 02/01/2035	150,000	159,446
6.45%, 06/30/2033	110,000	123,062
7.20%, 01/15/2032	50,000	60,175
Canadian Pacific Railway Co.
2.90%, 02/01/2025	173,000	165,652
6.13%, 09/15/2115	17,000	19,772
7.13%, 10/15/2031	150,000	187,936
CDP Financial, Inc. 4.40%, 11/25/2019 (A)	250,000	253,581
Cenovus Energy, Inc. 6.75%, 11/15/2039	250,000	243,978
CNOOC Nexen Finance ULC 4.25%, 04/30/2024	209,000	211,877
Enbridge, Inc.
3.70%, 07/15/2027	54,000	51,146
4.50%, 06/10/2044	100,000	95,558
Fixed until 03/01/2028, 6.25% (B), 03/01/2078	160,000	143,781
Encana Corp.
7.20%, 11/01/2031	100,000	113,095
8.13%, 09/15/2030	100,000	125,940
Fortis, Inc. 3.06%, 10/04/2026	480,000	438,187
Hydro-Quebec
8.40%, 01/15/2022	40,000	46,056
9.40%, 02/01/2021	220,000	248,762
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (B), 02/24/2032	400,000	377,205
Nutrien, Ltd.
3.38%, 03/15/2025	120,000	112,740
4.13%, 03/15/2035	200,000	182,075
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022 (A)	200,000	198,550
3.88%, 03/20/2027 (A)	201,000	200,051

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Petro-Canada
5.35%, 07/15/2033	$ 50,000	$ 54,528
7.88%, 06/15/2026	86,000	103,047
Royal Bank of Canada
1.88%, 02/05/2020	600,000	593,747
3.70%, 10/05/2023, MTN	400,000	401,604
4.65%, 01/27/2026, MTN	103,000	106,029
Suncor Energy, Inc. 5.95%, 12/01/2034	300,000	333,922
Toronto-Dominion Bank
2.25%, 11/05/2019, MTN	16,000	15,912
2.50%, 12/14/2020, MTN	200,000	198,029
Fixed until 09/15/2026, 3.63% (B), 09/15/2031	117,000	110,791
TransCanada PipeLines, Ltd.
2.50%, 08/01/2022	30,000	28,791
3.75%, 10/16/2023	35,000	34,873
4.88%, 01/15/2026	162,000	167,674
6.20%, 10/15/2037	100,000	108,811
7.25%, 08/15/2038	100,000	119,696
Vale Canada, Ltd. 7.20%, 09/15/2032	140,000	153,412

		10,826,531

Cayman Islands - 0.1%
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (A)	200,000	192,041
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/08/2022 (A)	200,000	198,324
Vale Overseas, Ltd.
6.25%, 08/10/2026	42,000	45,360
6.88%, 11/21/2036	159,000	181,817

		617,542

China - 0.0% (G)
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	250,000	242,794

Colombia - 0.0% (G)
Ecopetrol SA
4.13%, 01/16/2025	107,000	101,650
5.38%, 06/26/2026	116,000	116,725
5.88%, 09/18/2023	62,000	64,636

		283,011

Denmark - 0.0% (G)
Danske Bank A/S 2.70%, 03/02/2022 (A)	200,000	191,629

France - 0.2%
Air Liquide Finance SA 2.25%, 09/27/2023 (A)	200,000	190,711
BNP Paribas SA 3.80%, 01/10/2024 (A)	300,000	292,086
BPCE SA
3.38%, 12/02/2026, MTN	270,000	253,372
4.63%, 07/11/2024 (A)	200,000	196,665
Credit Agricole SA 4.13%, 01/10/2027 (A)	250,000	241,075
Electricite de France SA
2.15%, 01/22/2019 (A)	140,000	139,917
6.00%, 01/22/2114 (A)	350,000	341,474

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
France (continued)
Societe Generale SA 4.25%, 09/14/2023 - 04/14/2025 (A)	$ 400,000	$ 390,056
Total Capital International SA 2.75%, 06/19/2021	300,000	297,816

		2,343,172

Germany - 0.1%
Deutsche Bank AG
3.70%, 05/30/2024	233,000	211,653
4.25%, 10/14/2021	503,000	491,809

		703,462

Guernsey, Channel Islands - 0.0% (G)
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	350,000	333,745

Ireland - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.30%, 01/23/2023	150,000	142,607
3.50%, 01/15/2025	200,000	182,475
AIB Group PLC 4.75%, 10/12/2023 (A)	525,000	519,805
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	779,000	751,778
3.37%, 11/15/2025	250,000	222,077
4.42%, 11/15/2035	1,260,000	1,055,334
Johnson Controls International PLC
3.63% (H), 07/02/2024	23,000	22,664
3.75%, 12/01/2021	36,000	36,278
4.95% (H), 07/02/2064	147,000	136,626
5.00%, 03/30/2020	60,000	61,253
5.25%, 12/01/2041	75,000	72,431
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	134,000	126,672
3.20%, 09/23/2026	265,000	239,804

		3,569,804

Italy - 0.0% (G)
Eni SpA 4.00%, 09/12/2023 (A)	200,000	196,941
Intesa Sanpaolo SpA 3.88%, 07/14/2027 - 01/12/2028 (A)	400,000	342,843

		539,784

Japan - 0.4%
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (I), 4.00% (B) (A)	221,000	204,204
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (A)	171,000	168,259
Mitsubishi UFJ Financial Group, Inc.
2.67%, 07/25/2022	170,000	165,212
3.00%, 02/22/2022	74,000	72,964
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (A)	200,000	191,467
Mitsubishi UFJ Trust & Banking Corp. 2.45%, 10/16/2019 (A)	300,000	298,290
Mizuho Bank, Ltd. 3.60%, 09/25/2024 (A)	230,000	229,476
MUFG Bank, Ltd. 4.10%, 09/09/2023 (A)	200,000	203,459

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Japan (continued)
ORIX Corp.
2.90%, 07/18/2022	$ 126,000	$ 123,114
3.25%, 12/04/2024	300,000	290,689
Sumitomo Life Insurance Co. Fixed until 09/14/2027, 4.00% (B), 09/14/2077 (A)	200,000	184,500
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/2021	101,000	97,815
2.44%, 10/19/2021	127,000	123,832
2.63%, 07/14/2026	134,000	122,544
2.78%, 07/12/2022 - 10/18/2022	455,000	442,538
2.85%, 01/11/2022	250,000	245,406
3.10%, 01/17/2023	172,000	168,722
3.94%, 10/16/2023	800,000	814,063
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (A)	350,000	346,956

		4,493,510

Luxembourg - 0.1%
Allergan Funding SCS
3.45%, 03/15/2022	269,000	264,707
3.85%, 06/15/2024	164,000	161,752
Covidien International Finance SA 2.95%, 06/15/2023	68,000	66,578
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	60,000	59,413
Nvent Finance Sarl 4.55%, 04/15/2028	187,000	183,216
Schlumberger Investment SA
2.40%, 08/01/2022 (A)	70,000	67,215
3.30%, 09/14/2021 (A)	23,000	23,056

		825,937

Mexico - 0.3%
America Movil SAB de CV
3.13%, 07/16/2022	200,000	195,989
5.00%, 03/30/2020	150,000	152,603
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	150,000	151,200
Mexico City Airport Trust 5.50%, 07/31/2047 (A)	200,000	175,752
Petroleos Mexicanos
4.63%, 09/21/2023	233,000	218,670
4.88%, 01/18/2024	65,000	60,580
5.35%, 02/12/2028	85,000	74,163
6.35%, 02/12/2048	159,000	127,200
6.38%, 02/04/2021 - 01/23/2045	279,000	243,753
6.50%, 03/13/2027 - 01/23/2029	1,241,000	1,165,363
6.63%, 06/15/2035	100,000	87,300
6.75%, 09/21/2047	209,000	172,820
6.88%, 08/04/2026	374,000	363,528

		3,188,921

Netherlands - 0.4%
ABN AMRO Bank NV
2.45%, 06/04/2020 (A)	200,000	197,418
4.75%, 07/28/2025 (A)	300,000	298,483
Airbus Finance BV 2.70%, 04/17/2023 (A)	64,000	62,306

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Airbus SE
3.15%, 04/10/2027 (A)	$ 188,000	$ 180,783
3.95%, 04/10/2047 (A)	150,000	142,443
Cooperatieve Rabobank UA
3.88%, 09/26/2023 (A)	280,000	280,969
4.38%, 08/04/2025	567,000	556,885
4.63%, 12/01/2023	250,000	253,482
Deutsche Telekom International Finance BV 2.82%, 01/19/2022 (A)	150,000	146,624
EDP Finance BV 3.63%, 07/15/2024 (A)	200,000	187,016
Enel Finance International NV
3.50%, 04/06/2028 (A)	200,000	171,456
3.63%, 05/25/2027 (A)	220,000	194,072
4.63%, 09/14/2025 (A)	200,000	191,896
Heineken NV 3.40%, 04/01/2022 (A)	150,000	150,253
ING Bank NV 1.65%, 08/15/2019 (A)	220,000	217,913
ING Groep NV
3.95%, 03/29/2027	271,000	260,036
4.10%, 10/02/2023	480,000	479,708
Mylan NV 3.95%, 06/15/2026	97,000	88,407
Shell International Finance BV
2.13%, 05/11/2020	140,000	138,692
4.13%, 05/11/2035	256,000	254,069
Siemens Financieringsmaatschappij NV
2.35%, 10/15/2026 (A)	350,000	318,873
3.13%, 03/16/2024 (A)	250,000	244,892

		5,016,676

New Zealand - 0.1%
ANZ New Zealand International, Ltd.
2.60%, 09/23/2019 (A)	200,000	199,344
3.45%, 07/17/2027 (A)	222,000	213,360
BNZ International Funding, Ltd. 2.65%, 11/03/2022 (A)	550,000	530,343

		943,047

Norway - 0.0% (G)
Equinor ASA
2.45%, 01/17/2023	58,000	56,354
2.65%, 01/15/2024	143,000	138,322
3.15%, 01/23/2022	51,000	50,864
3.25%, 11/10/2024	61,000	60,745

		306,285

Republic of Korea - 0.0% (G)
Korea Gas Corp. 1.88%, 07/18/2021 (A)	200,000	192,990
Korea Southern Power Co., Ltd. 3.00%, 01/29/2021 (A)	200,000	198,637

		391,627

Singapore - 0.0% (G)
BOC Aviation, Ltd. 2.75%, 09/18/2022 (A)	210,000	202,053

Spain - 0.0% (G)
Banco Santander SA 4.38%, 04/12/2028	200,000	186,745

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Spain (continued) (G)
Telefonica Emisiones SA
4.10%, 03/08/2027	$ 163,000	$ 156,578
5.13%, 04/27/2020	102,000	104,105

		447,428

Sweden - 0.2%
Nordea Bank Abp
3.75%, 08/30/2023 (A)	1,000,000	986,366
4.25%, 09/21/2022 (A)	200,000	201,023
4.88%, 01/27/2020 (A)	200,000	203,467
Stadshypotek AB 1.88%, 10/02/2019 (A)	250,000	248,053
Swedbank AB 2.80%, 03/14/2022 (A)	300,000	295,174

		1,934,083

Switzerland - 0.1%
Credit Suisse AG
2.30%, 05/28/2019, MTN	250,000	249,260
5.30%, 08/13/2019, MTN	100,000	101,259
Credit Suisse Group AG
3.57%, 01/09/2023 (A)	250,000	243,883
4.28%, 01/09/2028 (A)	580,000	559,529
UBS Group Funding Switzerland AG
Fixed until 08/15/2022, 2.86% (B), 08/15/2023 (A)	200,000	192,357
4.13%, 09/24/2025 - 04/15/2026 (A)	400,000	397,973

		1,744,261

United Kingdom - 0.5%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	250,000	226,215
Aon PLC 3.50%, 06/14/2024	200,000	195,295
Barclays PLC
3.65%, 03/16/2025	200,000	184,348
3.68%, 01/10/2023	250,000	240,214
4.38%, 01/12/2026	500,000	474,966
BP Capital Markets PLC
3.54%, 11/04/2024	230,000	227,864
3.81%, 02/10/2024	92,000	92,856
HSBC Bank PLC 4.75%, 01/19/2021 (A)	240,000	246,187
HSBC Holdings PLC
2.65%, 01/05/2022	403,000	390,962
Fixed until 03/13/2027, 4.04% (B), 03/13/2028	700,000	669,727
4.25%, 08/18/2025	200,000	194,118
4.38%, 11/23/2026	200,000	193,624
4.88%, 01/14/2022	100,000	103,366
Invesco Finance PLC
3.75%, 01/15/2026	62,000	60,455
4.00%, 01/30/2024	74,000	73,880
Lloyds Banking Group PLC
4.38%, 03/22/2028	221,000	209,660
4.58%, 12/10/2025	200,000	189,340
Santander UK Group Holdings PLC Fixed until 11/03/2027, 3.82% (B), 11/03/2028	500,000	451,952

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
Standard Chartered PLC
4.05%, 04/12/2026 (A)	$ 200,000	$ 189,586
Fixed until 01/20/2022, 4.25% (B), 01/20/2023 (A)	350,000	346,485
5.20%, 01/26/2024 (A)	210,000	213,414
Vodafone Group PLC
4.13%, 05/30/2025	188,000	185,723
5.00%, 05/30/2038	156,000	146,174
5.25%, 05/30/2048	187,000	175,562
6.25%, 11/30/2032	180,000	198,688

		5,880,661

United States - 10.6%
21st Century Fox America, Inc.
6.55%, 03/15/2033	50,000	63,224
6.65%, 11/15/2037	100,000	131,672
9.50%, 07/15/2024	80,000	101,906
ABB Finance USA, Inc. 2.88%, 05/08/2022	23,000	22,647
Abbott Laboratories 3.88%, 09/15/2025 (F)	129,000	130,624
AbbVie, Inc. 4.50%, 05/14/2035	200,000	185,021
Aetna, Inc.
2.80%, 06/15/2023	84,000	79,885
4.50%, 05/15/2042	10,000	9,283
6.75%, 12/15/2037	70,000	84,579
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (A)	150,000	190,694
Air Lease Corp. 3.25%, 03/01/2025	145,000	133,221
Alabama Power Co.
3.55%, 12/01/2023	76,000	76,747
3.75%, 03/01/2045	25,000	23,058
4.10%, 01/15/2042	31,000	29,492
4.15%, 08/15/2044	24,000	23,480
6.00%, 03/01/2039	38,000	45,581
Albemarle Corp. 5.45%, 12/01/2044	100,000	99,964
Allergan, Inc.
2.80%, 03/15/2023	129,000	123,567
3.38%, 09/15/2020	97,000	96,912
Allstate Corp. 3.15%, 06/15/2023	110,000	109,860
Amazon.com, Inc.
2.80%, 08/22/2024	335,000	325,606
3.88%, 08/22/2037	300,000	289,727
4.25%, 08/22/2057	350,000	340,074
4.80%, 12/05/2034	117,000	125,323
American Airlines Pass-Through Trust
3.00%, 04/15/2030	438,954	414,567
3.65%, 02/15/2029 - 12/15/2029	581,819	571,087
3.70%, 04/15/2027 - 04/01/2028	441,828	427,482
4.95%, 07/15/2024	266,559	270,571
American Express Co.
2.65%, 12/02/2022	103,000	99,642
3.63%, 12/05/2024	21,000	20,529

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
American Express Credit Corp.
2.13%, 03/18/2019	$ 75,000	$ 74,878
2.25%, 08/15/2019 - 05/05/2021, MTN	197,000	194,468
2.38%, 05/26/2020, MTN	216,000	213,735
2.60%, 09/14/2020, MTN	75,000	74,232
2.70%, 03/03/2022, MTN	60,000	58,812
American Honda Finance Corp.
2.25%, 08/15/2019, MTN	140,000	139,342
2.30%, 09/09/2026, MTN	40,000	36,449
2.90%, 02/16/2024, MTN	70,000	67,773
American International Group, Inc.
3.75%, 07/10/2025	69,000	66,064
3.88%, 01/15/2035	74,000	63,556
4.13%, 02/15/2024	145,000	145,594
4.20%, 04/01/2028	55,000	52,985
4.50%, 07/16/2044	60,000	53,546
American Tower Corp. 3.38%, 10/15/2026	113,000	105,126
American Water Capital Corp.
3.40%, 03/01/2025	59,000	58,291
3.85%, 03/01/2024	200,000	204,335
4.00%, 12/01/2046	91,000	85,711
Ameriprise Financial, Inc. 2.88%, 09/15/2026	190,000	176,920
Amgen, Inc.
3.63%, 05/15/2022	30,000	30,206
4.56%, 06/15/2048	100,000	95,766
5.70%, 02/01/2019	50,000	50,100
Analog Devices, Inc.
3.13%, 12/05/2023	85,000	82,564
4.50%, 12/05/2036	140,000	132,182
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 5.25%, 01/15/2025	134,000	136,407
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/2026 (A)	1,150,000	1,087,380
4.70%, 02/01/2036 (A)	1,127,000	1,045,177
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	387,000	376,299
Anheuser-Busch InBev Worldwide, Inc. 4.75%, 04/15/2058	50,000	43,511
ANR Pipeline Co. 9.63%, 11/01/2021	70,000	81,119
Anthem, Inc.
3.30%, 01/15/2023	21,000	20,663
3.50%, 08/15/2024	208,000	204,021
4.10%, 03/01/2028	105,000	102,914
4.63%, 05/15/2042	50,000	48,195
4.65%, 08/15/2044	97,000	93,284
Apache Corp.
3.25%, 04/15/2022	12,000	11,753
4.75%, 04/15/2043	23,000	19,728
5.10%, 09/01/2040	90,000	81,516
6.00%, 01/15/2037	89,000	91,191
Appalachian Power Co.
5.80%, 10/01/2035	25,000	27,839
6.70%, 08/15/2037	55,000	67,233

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Apple, Inc.
2.15%, 02/09/2022	$ 327,000	$ 318,824
2.45%, 08/04/2026	185,000	170,983
2.75%, 01/13/2025	300,000	289,278
2.85%, 05/06/2021 - 05/11/2024	500,000	494,574
2.90%, 09/12/2027	299,000	281,033
3.00%, 02/09/2024 - 06/20/2027	721,000	702,928
3.20%, 05/13/2025 - 05/11/2027	267,000	259,442
3.35%, 02/09/2027	410,000	399,500
3.45%, 02/09/2045	156,000	138,134
3.75%, 09/12/2047	420,000	385,771
3.85%, 08/04/2046	129,000	119,968
4.50%, 02/23/2036	85,000	89,387
4.65%, 02/23/2046	40,000	42,342
Arizona Public Service Co.
2.20%, 01/15/2020	83,000	82,601
5.05%, 09/01/2041	23,000	24,887
Arrow Electronics, Inc.
3.25%, 09/08/2024	132,000	122,906
3.88%, 01/12/2028	111,000	101,112
Assurant, Inc. 4.20%, 09/27/2023	250,000	250,728
AT&T, Inc.
3.95%, 01/15/2025	237,000	231,752
4.13%, 02/17/2026	216,000	211,076
4.30%, 02/15/2030 - 12/15/2042	1,234,000	1,157,583
4.35%, 06/15/2045	110,000	92,957
4.50%, 05/15/2035	285,000	255,873
4.90%, 08/15/2037	936,000	872,717
5.35%, 09/01/2040	79,000	76,746
6.38%, 03/01/2041	205,000	221,998
Athene Global Funding
2.75%, 04/20/2020 (A)	281,000	278,413
4.00%, 01/25/2022 (A)	236,000	238,417
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	72,349
8.50%, 03/15/2019	126,000	127,379
AvalonBay Communities, Inc.
2.85%, 03/15/2023, MTN	170,000	166,223
3.45%, 06/01/2025, MTN	70,000	68,842
3.90%, 10/15/2046, MTN	34,000	31,269
Avangrid, Inc. 3.15%, 12/01/2024	108,000	104,219
Aviation Capital Group LLC
2.88%, 01/20/2022 (A)	150,000	145,143
3.88%, 05/01/2023 (A)	100,000	97,973
BAE Systems Holdings, Inc. 6.38%, 06/01/2019 (A)	80,000	80,927
Baker Hughes a GE Co. LLC 5.13%, 09/15/2040	115,000	109,572
Baltimore Gas & Electric Co.
3.50%, 08/15/2046	141,000	125,128
5.20%, 06/15/2033	200,000	220,637
Bank of America Corp.
2.60%, 01/15/2019	42,000	41,992
2.63%, 10/19/2020, MTN	115,000	113,795
2.65%, 04/01/2019	200,000	199,790

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Bank of America Corp. (continued)
Fixed until 04/24/2022, 2.88% (B), 04/24/2023	$ 340,000	$ 330,682
Fixed until 12/20/2022, 3.00% (B), 12/20/2023	958,000	931,184
Fixed until 10/01/2024, 3.09% (B), 10/01/2025, MTN	161,000	152,659
Fixed until 01/20/2022, 3.12% (B), 01/20/2023, MTN	351,000	345,093
3.30%, 01/11/2023, MTN	528,000	520,006
Fixed until 01/23/2025, 3.37% (B), 01/23/2026	1,650,000	1,577,551
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	296,000	276,508
Fixed until 05/17/2021, 3.50% (B), 05/17/2022, MTN	190,000	190,029
Fixed until 04/24/2027, 3.71% (B), 04/24/2028	800,000	767,415
3.95%, 04/21/2025, MTN	338,000	327,500
Fixed until 03/05/2028, 3.97% (B), 03/05/2029, MTN	400,000	388,815
4.00%, 01/22/2025, MTN	378,000	368,227
4.25%, 10/22/2026, MTN	142,000	138,109
5.88%, 02/07/2042, MTN	20,000	23,214
Bank of New York Mellon Corp.
2.20%, 03/04/2019, MTN	60,000	59,930
2.60%, 08/17/2020 - 02/07/2022, MTN	282,000	279,033
Fixed until 05/16/2022, 2.66% (B), 05/16/2023, MTN	19,000	18,470
2.80%, 05/04/2026, MTN	51,000	48,035
3.25%, 09/11/2024, MTN	190,000	187,540
4.15%, 02/01/2021, MTN	55,000	56,135
4.60%, 01/15/2020, MTN	100,000	101,669
BAT Capital Corp. 4.39%, 08/15/2037	171,000	139,958
Baxalta, Inc.
3.60%, 06/23/2022	20,000	19,848
5.25%, 06/23/2045	9,000	9,123
Bayer US Finance II LLC 4.70%, 07/15/2064 (A)	18,000	14,825
Bayer US Finance LLC 3.38%, 10/08/2024 (A)	200,000	188,599
BB&T Corp.
2.45%, 01/15/2020, MTN	56,000	55,609
2.63%, 06/29/2020, MTN	270,000	267,583
6.85%, 04/30/2019, MTN	60,000	60,737
Becton Dickinson and Co. 3.73%, 12/15/2024	13,000	12,558
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	45,000	44,706
3.50%, 02/01/2025	71,000	70,401
3.75%, 11/15/2023	293,000	297,161
6.13%, 04/01/2036	122,000	146,036
Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	62,000	63,237
BlackRock, Inc. 3.50%, 03/18/2024	40,000	40,433

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045 (A)	$ 33,000	$ 30,466
5.88%, 03/15/2021 (A)	120,000	126,326
BMW US Capital LLC 2.25%, 09/15/2023 (A)	180,000	167,949
Booking Holdings, Inc. 3.55%, 03/15/2028	250,000	235,507
Boston Gas Co. 4.49%, 02/15/2042 (A)	24,000	24,216
Boston Properties, LP
3.20%, 01/15/2025	190,000	181,426
3.65%, 02/01/2026	74,000	71,607
BP Capital Markets America, Inc.
3.22%, 04/14/2024	830,000	812,627
3.25%, 05/06/2022	227,000	225,032
British Airways Pass-Through Trust 4.13%, 03/20/2033 (A)	643,681	634,476
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	150,000	144,991
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.63%, 01/15/2024	361,000	341,542
3.88%, 01/15/2027	100,000	89,710
Brooklyn Union Gas Co. 4.27%, 03/15/2048 (A)	160,000	157,857
Buckeye Partners, LP
3.95%, 12/01/2026	23,000	20,206
4.88%, 02/01/2021	220,000	222,444
5.85%, 11/15/2043	100,000	91,637
Bunge, Ltd. Finance Corp. 3.50%, 11/24/2020	55,000	54,867
Burlington Northern Santa Fe LLC
5.15%, 09/01/2043	231,000	258,649
5.40%, 06/01/2041	60,000	67,898
6.15%, 05/01/2037	200,000	243,630
7.95%, 08/15/2030	200,000	272,993
Campbell Soup Co. 3.95%, 03/15/2025	270,000	258,674
Capital One Bank USA NA 3.38%, 02/15/2023	300,000	289,671
Capital One Financial Corp.
3.20%, 02/05/2025	175,000	163,370
3.75%, 04/24/2024 - 07/28/2026	260,000	244,082
4.20%, 10/29/2025	100,000	96,212
Cardinal Health, Inc. 4.90%, 09/15/2045	60,000	54,110
Cargill, Inc. 3.30%, 03/01/2022 (A)	110,000	109,891
Carlyle Investment Management LLC 3-Month LIBOR + 2.00%, 4.81% (B), 07/15/2019 (D) (E)	10,776	10,736
Caterpillar Financial Services Corp.
2.10%, 06/09/2019, MTN	43,000	42,846
2.75%, 08/20/2021, MTN	60,000	59,260
2.85%, 06/01/2022, MTN	77,000	75,938
3.75%, 11/24/2023, MTN	121,000	123,080
7.15%, 02/15/2019, MTN	100,000	100,463

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Caterpillar, Inc. 2.60%, 06/26/2022	$ 31,000	$ 30,226
CBS Corp.
3.70%, 08/15/2024	173,000	168,116
4.00%, 01/15/2026	83,000	80,412
4.85%, 07/01/2042	100,000	91,771
4.90%, 08/15/2044	68,000	62,061
Celgene Corp.
3.63%, 05/15/2024	186,000	181,408
4.35%, 11/15/2047	167,000	140,631
5.70%, 10/15/2040	114,000	121,780
Centel Capital Corp. 9.00%, 10/15/2019	25,000	25,878
CenterPoint Energy Houston Electric LLC 3.00%, 02/01/2027	137,000	130,735
CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	130,000	132,613
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/2025	803,000	798,471
5.38%, 04/01/2038	114,000	106,137
6.38%, 10/23/2035	89,000	91,354
6.83%, 10/23/2055	120,000	122,036
Chevron Corp.
2.36%, 12/05/2022	50,000	48,419
2.41%, 03/03/2022	200,000	195,793
2.57%, 05/16/2023	200,000	194,775
2.90%, 03/03/2024	161,000	157,125
3.19%, 06/24/2023	74,000	73,884
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.40%, 12/01/2026 (A)	95,000	92,472
Chubb INA Holdings, Inc.
2.88%, 11/03/2022	91,000	90,229
3.15%, 03/15/2025	131,000	128,079
3.35%, 05/03/2026	63,000	61,628
Cisco Systems, Inc.
1.85%, 09/20/2021	200,000	194,472
2.20%, 02/28/2021	200,000	197,350
2.95%, 02/28/2026	117,000	111,555
3.00%, 06/15/2022	222,000	221,838
Citigroup, Inc.
2.75%, 04/25/2022	750,000	728,531
2.90%, 12/08/2021	300,000	295,148
Fixed until 01/24/2022, 3.14% (B), 01/24/2023	231,000	226,900
3.20%, 10/21/2026	194,000	179,099
3.40%, 05/01/2026	250,000	235,155
Fixed until 10/27/2027, 3.52% (B), 10/27/2028	750,000	699,443
Fixed until 07/24/2027, 3.67% (B), 07/24/2028	450,000	425,105
3.88%, 03/26/2025	100,000	96,719
Fixed until 01/24/2038, 3.88% (B), 01/24/2039	100,000	89,327
4.30%, 11/20/2026	250,000	240,405
4.40%, 06/10/2025	243,000	237,811
4.45%, 09/29/2027	48,000	46,263
4.75%, 05/18/2046	150,000	138,669
5.50%, 09/13/2025	115,000	120,680

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citizens Bank NA 3.70%, 03/29/2023	$ 270,000	$ 271,337
Citizens Financial Group, Inc.
2.38%, 07/28/2021	39,000	38,031
4.30%, 12/03/2025	60,000	59,214
Cleveland Electric Illuminating Co.
3.50%, 04/01/2028 (A)	167,000	159,091
5.50%, 08/15/2024	100,000	106,885
CME Group, Inc. 3.00%, 09/15/2022 - 03/15/2025	226,000	222,356
CMS Energy Corp.
2.95%, 02/15/2027	78,000	72,376
3.88%, 03/01/2024	100,000	100,317
CNA Financial Corp. 3.45%, 08/15/2027	160,000	148,864
Comcast Corp.
3.00%, 02/01/2024	117,000	114,068
3.15%, 03/01/2026	309,000	295,656
3.20%, 07/15/2036	200,000	172,041
3.38%, 02/15/2025	77,000	75,416
3.95%, 10/15/2025	291,000	294,445
4.00%, 11/01/2049	23,000	20,609
4.20%, 08/15/2034	378,000	364,467
4.25%, 01/15/2033	439,000	436,004
4.60%, 10/15/2038	350,000	353,422
4.95%, 10/15/2058	440,000	447,327
6.50%, 11/15/2035	210,000	251,372
7.05%, 03/15/2033	90,000	111,808
Commonwealth Edison Co.
3.65%, 06/15/2046	81,000	73,326
3.75%, 08/15/2047	150,000	137,510
ConAgra Brands, Inc.
4.60%, 11/01/2025	115,000	115,364
5.30%, 11/01/2038	260,000	245,684
Connecticut Light & Power Co.
3.20%, 03/15/2027	130,000	127,694
4.00%, 04/01/2048	124,000	122,406
ConocoPhillips Co. 4.95%, 03/15/2026 (F)	150,000	160,521
Consolidated Edison Co. of New York, Inc. 4.20%, 03/15/2042	25,000	24,358
Constellation Brands, Inc.
4.40%, 11/15/2025	120,000	120,237
5.25%, 11/15/2048	70,000	70,243
Consumers Energy Co.
3.25%, 08/15/2046	52,000	44,013
4.35%, 08/31/2064	32,000	31,846
5.65%, 04/15/2020	110,000	113,923
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	31,435	31,042
4.15%, 10/11/2025	364,649	363,700
Costco Wholesale Corp. 2.75%, 05/18/2024	142,000	138,118
Cox Communications, Inc.
3.25%, 12/15/2022 (A)	140,000	136,768
3.35%, 09/15/2026 (A)	67,000	61,814
4.60%, 08/15/2047 (A)	118,000	106,150
4.80%, 02/01/2035 (A)	250,000	227,930
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	200,000	183,606

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Crown Castle International Corp.
4.00%, 03/01/2027	$ 47,000	$ 45,776
4.88%, 04/15/2022	100,000	102,898
5.25%, 01/15/2023	80,000	83,074
Crown Castle Towers LLC 3.22%, 05/15/2042 (A)	104,000	102,270
CSX Corp.
3.40%, 08/01/2024	100,000	99,871
4.25%, 06/01/2021	23,000	23,509
4.75%, 05/30/2042	27,000	26,899
6.00%, 10/01/2036, MTN	70,000	81,343
CVS Health Corp.
2.75%, 12/01/2022	80,000	76,992
4.00%, 12/05/2023	138,000	138,394
4.10%, 03/25/2025	1,038,000	1,027,643
4.30%, 03/25/2028	278,000	271,775
4.78%, 03/25/2038	410,000	392,885
5.05%, 03/25/2048	229,000	222,728
CVS Pass-Through Trust
4.70%, 01/10/2036 (A)	214,120	209,666
5.93%, 01/10/2034 (A)	207,546	223,529
6.20%, 10/10/2025 (A)	87,732	93,271
Daimler Finance North America LLC 2.88%, 03/10/2021 (A)	250,000	246,966
Danaher Corp. 2.40%, 09/15/2020	56,000	55,487
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	423,000	424,913
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	46,128
4.15%, 05/15/2045	140,000	136,611
Delta Air Lines Pass-Through Trust
3.63%, 01/30/2029	261,185	264,041
4.75%, 11/07/2021	15,278	15,466
6.82%, 02/10/2024	708,459	760,672
Diageo Investment Corp. 8.00%, 09/15/2022	40,000	46,254
Digital Realty Trust, LP 3.70%, 08/15/2027	89,000	84,000
Discover Bank 4.20%, 08/08/2023	350,000	350,081
Discovery Communications LLC
3.30%, 05/15/2022	190,000	186,259
3.95%, 03/20/2028	105,000	97,360
4.38%, 06/15/2021	137,000	139,415
6.35%, 06/01/2040	50,000	52,389
Dollar General Corp. 4.13%, 05/01/2028	100,000	97,056
Dominion Energy Gas Holdings LLC
2.80%, 11/15/2020	59,000	58,124
4.60%, 12/15/2044	250,000	246,478
Dominion Energy, Inc.
2.75%, 09/15/2022	132,000	127,139
2.85%, 08/15/2026	61,000	56,210
4.90%, 08/01/2041	11,000	10,919
5.25%, 08/01/2033	90,000	96,394
6.30%, 03/15/2033	50,000	58,994

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Dow Chemical Co.
3.00%, 11/15/2022	$ 38,000	$ 36,860
5.25%, 11/15/2041	17,000	16,963
8.85%, 09/15/2021	190,000	213,929
DowDuPont, Inc.
4.49%, 11/15/2025	280,000	288,281
5.32%, 11/15/2038	145,000	149,304
DTE Electric Co. 3.70%, 03/15/2045	123,000	114,126
Duke Energy Carolinas LLC
3.90%, 06/15/2021	100,000	101,345
6.00%, 12/01/2028	100,000	117,192
Duke Energy Indiana LLC 3.75%, 05/15/2046	100,000	92,173
Duke Energy Ohio, Inc. 3.80%, 09/01/2023	136,000	139,246
Duke Energy Progress LLC
2.80%, 05/15/2022	32,000	31,568
3.00%, 09/15/2021	67,000	67,096
3.25%, 08/15/2025	106,000	103,147
3.70%, 10/15/2046	113,000	102,069
4.15%, 12/01/2044	65,000	63,103
4.20%, 08/15/2045	130,000	128,997
4.38%, 03/30/2044	44,000	44,808
5.70%, 04/01/2035	100,000	112,867
Duke Realty, LP
3.25%, 06/30/2026	36,000	34,240
3.63%, 04/15/2023	146,000	145,887
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (A)	250,000	235,385
DXC Technology Co. 4.25%, 04/15/2024	99,000	97,414
Eaton Corp.
4.00%, 11/02/2032	21,000	20,740
5.80%, 03/15/2037	130,000	143,572
6.95%, 03/20/2019	60,000	60,577
Ecolab, Inc.
2.25%, 01/12/2020	80,000	79,481
3.25%, 01/14/2023	66,000	65,744
Edison International
2.95%, 03/15/2023	200,000	188,926
4.13%, 03/15/2028	155,000	146,701
Enable Midstream Partners, LP 4.95%, 05/15/2028	95,000	89,929
Energy Transfer Operating, LP
3.60%, 02/01/2023	176,000	169,563
4.05%, 03/15/2025	118,000	110,749
4.75%, 01/15/2026	96,000	93,279
4.90%, 02/01/2024	120,000	121,450
6.05%, 06/01/2041	325,000	310,551
6.50%, 02/01/2042	36,000	35,929
Eni USA, Inc. 7.30%, 11/15/2027	150,000	174,560
Entergy Arkansas LLC 3.50%, 04/01/2026	61,000	60,632
Entergy Corp. 2.95%, 09/01/2026	65,000	59,968

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Entergy Louisiana LLC
2.40%, 10/01/2026	$ 118,000	$ 108,512
3.05%, 06/01/2031	107,000	97,400
Entergy Mississippi LLC 2.85%, 06/01/2028	91,000	85,072
Enterprise Products Operating LLC
3.75%, 02/15/2025	78,000	77,178
4.95%, 10/15/2054	35,000	34,014
5.10%, 02/15/2045	65,000	65,236
5.75%, 03/01/2035	100,000	105,653
6.88%, 03/01/2033	400,000	490,191
7.55%, 04/15/2038	120,000	151,915
EOG Resources, Inc.
2.63%, 03/15/2023	47,000	45,153
4.10%, 02/01/2021	80,000	81,164
EPR Properties
4.50%, 06/01/2027	157,000	151,321
4.95%, 04/15/2028	115,000	113,793
EQT Corp. 3.90%, 10/01/2027	161,000	138,795
ERAC USA Finance LLC
4.50%, 08/16/2021 - 02/15/2045 (A)	285,000	280,442
5.25%, 10/01/2020 (A)	8,000	8,255
5.63%, 03/15/2042 (A)	37,000	40,452
6.70%, 06/01/2034 (A)	44,000	52,263
ERP Operating, LP
2.38%, 07/01/2019	32,000	31,901
2.85%, 11/01/2026	96,000	90,232
3.00%, 04/15/2023	150,000	147,541
3.50%, 03/01/2028	98,000	95,279
Evergy, Inc. 4.85%, 06/01/2021	74,000	75,921
Exelon Corp.
3.40%, 04/15/2026	63,000	59,896
3.50%, 06/01/2022	300,000	293,370
Express Scripts Holding Co.
3.00%, 07/15/2023	51,000	49,086
3.05%, 11/30/2022	130,000	125,814
3.50%, 06/15/2024	90,000	87,401
4.50%, 02/25/2026	144,000	145,949
4.80%, 07/15/2046	62,000	59,438
FedEx Corp. 3.90%, 02/01/2035	223,000	201,896
Fifth Third Bancorp 3.95%, 03/14/2028	210,000	208,515
Fifth Third Bank 2.38%, 04/25/2019	300,000	299,381
FirstEnergy Corp. 4.85%, 07/15/2047	66,000	65,895
Florida Power & Light Co.
4.95%, 06/01/2035	70,000	76,685
5.13%, 06/01/2041	30,000	33,515
5.63%, 04/01/2034	100,000	117,695
Ford Motor Co. 7.45%, 07/16/2031	345,000	355,703
Ford Motor Credit Co. LLC
3.34%, 03/18/2021	250,000	242,578
3.81%, 01/09/2024	200,000	184,573
3.82%, 11/02/2027	300,000	253,113

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
General Electric Co.
2.10%, 12/11/2019	$ 86,000	$ 84,498
2.20%, 01/09/2020, MTN	172,000	169,495
2.70%, 10/09/2022	34,000	31,549
3.45%, 05/15/2024, MTN	292,000	274,282
4.38%, 09/16/2020, MTN	104,000	103,852
4.65%, 10/17/2021, MTN	222,000	222,666
5.50%, 01/08/2020, MTN	60,000	60,707
6.00%, 08/07/2019, MTN	101,000	102,088
General Mills, Inc.
4.00%, 04/17/2025	185,000	182,067
4.20%, 04/17/2028 (F)	115,000	112,690
4.55%, 04/17/2038	45,000	41,751
General Motors Co. 6.60%, 04/01/2036	466,000	453,652
General Motors Financial Co., Inc.
3.45%, 04/10/2022	145,000	140,224
3.50%, 11/07/2024	240,000	219,444
3.70%, 05/09/2023	205,000	195,043
3.95%, 04/13/2024	360,000	341,896
4.30%, 07/13/2025	105,000	99,500
4.35%, 04/09/2025	235,000	222,652
Gilead Sciences, Inc.
3.25%, 09/01/2022	120,000	119,718
3.50%, 02/01/2025	20,000	19,736
3.70%, 04/01/2024	484,000	483,191
4.00%, 09/01/2036	58,000	52,874
4.60%, 09/01/2035	42,000	42,405
Glencore Funding LLC 4.63%, 04/29/2024 (A)	220,000	218,073
Goldman Sachs Group, Inc.
Fixed until 10/31/2021, 2.88% (B), 10/31/2022	865,000	840,095
Fixed until 07/24/2022, 2.91% (B), 07/24/2023	250,000	238,144
Fixed until 06/05/2022, 2.91% (B), 06/05/2023	296,000	284,157
3.00%, 04/26/2022	160,000	154,951
Fixed until 09/29/2024, 3.27% (B), 09/29/2025	484,000	453,688
3.50%, 01/23/2025 - 11/16/2026	1,202,000	1,128,229
Fixed until 06/05/2027, 3.69% (B), 06/05/2028	523,000	486,061
3.75%, 05/22/2025	399,000	381,752
3.85%, 01/26/2027	1,490,000	1,401,565
Fixed until 05/01/2028, 4.22% (B), 05/01/2029	350,000	336,836
5.38%, 03/15/2020, MTN	606,000	619,551
Goodman US Finance Three LLC 3.70%, 03/15/2028 (A)	151,000	143,711
Government Properties Income Trust
3.75%, 08/15/2019	940,000	940,922
4.00%, 07/15/2022	251,000	247,020
Great-West Lifeco Finance, LP 4.15%, 06/03/2047 (A)	200,000	186,315
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (A)	39,000	38,372
3.48%, 06/15/2050 (A)	36,000	35,533

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (A)	$ 44,000	$ 43,300
Halliburton Co.
3.50%, 08/01/2023	107,000	106,210
4.85%, 11/15/2035	157,000	154,154
7.60%, 08/15/2096 (A)	40,000	51,232
8.75%, 02/15/2021	100,000	110,374
Harris Corp. 3.83%, 04/27/2025	200,000	196,178
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	210,000	195,088
HCP, Inc.
3.40%, 02/01/2025	38,000	35,961
3.88%, 08/15/2024	360,000	354,297
4.20%, 03/01/2024	27,000	27,067
Home Depot, Inc.
2.13%, 09/15/2026	107,000	96,317
2.63%, 06/01/2022	150,000	148,427
3.75%, 02/15/2024	110,000	112,473
4.20%, 04/01/2043	103,000	101,241
Huntington Bancshares, Inc. 2.30%, 01/14/2022	271,000	261,653
Hyundai Capital America 2.00%, 07/01/2019 (A)	64,000	63,589
IBM Credit LLC 3.00%, 02/06/2023	300,000	294,251
Illinois Tool Works, Inc.
3.50%, 03/01/2024	100,000	101,533
4.88%, 09/15/2041	192,000	209,122
Indiana Michigan Power Co. 3.20%, 03/15/2023	120,000	118,775
Intel Corp.
3.70%, 07/29/2025	104,000	104,908
3.73%, 12/08/2047	34,000	31,481
4.00%, 12/15/2032	181,000	185,396
Intercontinental Exchange, Inc. 4.00%, 10/15/2023	115,000	117,641
International Business Machines Corp.
1.80%, 05/17/2019	100,000	99,577
2.25%, 02/19/2021	279,000	273,379
7.00%, 10/30/2025	50,000	59,027
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	110,000	111,622
5.00%, 09/26/2048	126,000	125,501
International Lease Finance Corp.
5.88%, 08/15/2022	150,000	157,118
8.63%, 01/15/2022	360,000	400,232
International Paper Co.
3.00%, 02/15/2027 (F)	150,000	136,541
7.30%, 11/15/2039	100,000	117,873
8.70%, 06/15/2038	70,000	93,123
ITC Holdings Corp. 2.70%, 11/15/2022	200,000	193,315
Jackson National Life Global Funding
2.50%, 06/27/2022 (A)	100,000	96,679
3.05%, 04/29/2026 (A)	81,000	76,588
3.25%, 01/30/2024 (A)	29,000	28,435
Jersey Central Power & Light Co. 6.15%, 06/01/2037	80,000	93,270

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
John Deere Capital Corp.
1.70%, 01/15/2020	$ 30,000	$ 29,609
2.45%, 09/11/2020, MTN	33,000	32,620
2.70%, 01/06/2023, MTN	15,000	14,629
2.75%, 03/15/2022, MTN	25,000	24,618
2.80%, 09/08/2027, MTN	100,000	94,505
3.15%, 10/15/2021, MTN	20,000	20,030
3.35%, 06/12/2024, MTN	166,000	165,434
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	70,674	75,032
Johnson & Johnson 3.40%, 01/15/2038	278,000	258,772
Kansas City Power & Light Co.
3.15%, 03/15/2023	47,000	46,494
5.30%, 10/01/2041	60,000	67,933
Kellogg Co. 3.40%, 11/15/2027	119,000	110,826
Kerr-McGee Corp. 7.88%, 09/15/2031	100,000	119,755
Keurig Dr. Pepper, Inc.
3.43%, 06/15/2027	550,000	505,768
4.42%, 05/25/2025 (A)	112,000	111,482
4.99%, 05/25/2038 (A)	162,000	157,630
KeyCorp
2.90%, 09/15/2020, MTN	84,000	83,366
4.15%, 10/29/2025, MTN	130,000	132,048
5.10%, 03/24/2021, MTN	141,000	146,238
KeySpan Gas East Corp. 2.74%, 08/15/2026 (A)	97,000	90,313
Kimberly-Clark Corp. 2.40%, 06/01/2023	100,000	96,935
Kinder Morgan, Inc. 4.30%, 03/01/2028	410,000	401,282
Kraft Heinz Foods Co.
2.80%, 07/02/2020	350,000	347,456
5.00%, 07/15/2035 - 06/04/2042	315,000	294,957
6.88%, 01/26/2039	75,000	83,680
Kroger Co.
3.40%, 04/15/2022	95,000	94,022
8.00%, 09/15/2029	125,000	154,103
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	138,000	136,955
Legg Mason, Inc. 3.95%, 07/15/2024	115,000	113,348
Liberty Mutual Group, Inc. 4.95%, 05/01/2022 (A)	100,000	103,103
Liberty Mutual Insurance Co. 8.50%, 05/15/2025 (A)	220,000	267,224
Liberty Property, LP 3.25%, 10/01/2026	54,000	50,424
Lincoln National Corp.
4.00%, 09/01/2023	100,000	101,942
4.20%, 03/15/2022	206,000	209,426
Lockheed Martin Corp. 4.50%, 05/15/2036	150,000	154,774
Lowe’s Cos., Inc.
2.50%, 04/15/2026	150,000	133,330
3.13%, 09/15/2024	50,000	48,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Lowe’s Cos., Inc. (continued)
3.38%, 09/15/2025	$ 179,000	$ 169,863
4.65%, 04/15/2042	43,000	40,600
Magellan Health, Inc. 4.40%, 09/22/2024	375,000	352,434
Magellan Midstream Partners, LP
3.20%, 03/15/2025	59,000	55,707
4.20%, 12/01/2042	75,000	66,556
4.25%, 02/01/2021	234,000	237,407
5.15%, 10/15/2043	62,000	62,216
Marathon Petroleum Corp. 3.63%, 09/15/2024	96,000	93,412
Marsh & McLennan Cos., Inc. 2.35%, 03/06/2020	191,000	189,307
Martin Marietta Materials, Inc. 3.45%, 06/01/2027	156,000	144,091
Masco Corp. 6.50%, 08/15/2032	250,000	276,362
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	113,000	106,328
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (A)	33,000	36,575
7.63%, 11/15/2023 (A)	250,000	283,931
MassMutual Global Funding II 2.50%, 10/17/2022 (A) (F)	100,000	96,467
McCormick & Co., Inc.
3.15%, 08/15/2024	105,000	101,216
3.40%, 08/15/2027	66,000	62,348
McDonald’s Corp.
4.70%, 12/09/2035, MTN	39,000	39,172
6.30%, 10/15/2037, MTN	71,000	82,950
Mead Johnson Nutrition Co.
4.13%, 11/15/2025	238,000	244,163
4.60%, 06/01/2044	70,000	71,833
Medco Health Solutions, Inc. 4.13%, 09/15/2020	90,000	90,970
Medtronic, Inc.
3.13%, 03/15/2022	72,000	71,725
4.38%, 03/15/2035	159,000	162,790
Merck & Co., Inc.
2.80%, 05/18/2023	18,000	17,758
3.70%, 02/10/2045	20,000	19,209
Metropolitan Life Global Funding I
3.00%, 01/10/2023 - 09/19/2027 (A)	320,000	307,669
3.88%, 04/11/2022 (A)	300,000	303,852
Microsoft Corp.
2.38%, 02/12/2022 - 05/01/2023	176,000	172,928
2.88%, 02/06/2024	458,000	453,682
3.30%, 02/06/2027	167,000	165,414
3.50%, 02/12/2035	68,000	64,900
3.95%, 08/08/2056	88,000	85,859
4.00%, 02/12/2055	71,000	69,725
4.10%, 02/06/2037	266,000	272,959
4.50%, 02/06/2057	233,000	248,253
MidAmerican Energy Co. 3.10%, 05/01/2027	193,000	187,845

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Morgan Stanley
2.65%, 01/27/2020	$ 344,000	$ 341,418
Fixed until 07/22/2027, 3.59% (B), 07/22/2028	711,000	672,253
3.63%, 01/20/2027	564,000	536,024
3.75%, 02/25/2023, MTN	284,000	283,499
Fixed until 01/24/2028, 3.77% (B), 01/24/2029, MTN	221,000	211,447
3.88%, 01/27/2026, MTN	360,000	351,134
4.00%, 07/23/2025, MTN	871,000	859,285
4.30%, 01/27/2045	69,000	64,539
5.00%, 11/24/2025	334,000	340,569
5.50%, 07/28/2021, MTN	620,000	649,751
5.63%, 09/23/2019, MTN	470,000	476,955
7.30%, 05/13/2019, MTN	470,000	477,134
Mosaic Co.
4.88%, 11/15/2041	13,000	11,842
5.45%, 11/15/2033	255,000	262,102
MPLX, LP
4.13%, 03/01/2027	104,000	99,020
4.88%, 12/01/2024	165,000	167,959
5.20%, 03/01/2047	81,000	74,560
MUFG Union Bank NA 2.25%, 05/06/2019	250,000	249,201
National Retail Properties, Inc.
3.50%, 10/15/2027	100,000	95,404
3.60%, 12/15/2026	124,000	119,239
National Rural Utilities Cooperative Finance Corp.
2.95%, 02/07/2024	61,000	60,026
3.05%, 04/25/2027	92,000	88,158
NBCUniversal Media LLC 4.38%, 04/01/2021	150,000	153,747
Nevada Power Co.
5.38%, 09/15/2040	80,000	89,212
5.45%, 05/15/2041	40,000	46,061
6.65%, 04/01/2036	100,000	129,720
7.13%, 03/15/2019	50,000	50,417
New England Power Co. 3.80%, 12/05/2047 (A)	112,000	103,181
New York Life Global Funding
2.35%, 07/14/2026 (A)	75,000	68,807
3.00%, 01/10/2028 (A)	137,000	131,036
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (A)	83,000	80,488
NextEra Energy Capital Holdings, Inc.
2.40%, 09/15/2019	106,000	105,319
3.55%, 05/01/2027	45,000	42,941
Niagara Mohawk Power Corp. 3.51%, 10/01/2024 (A)	141,000	141,731
NiSource, Inc.
3.85%, 02/15/2023	50,000	50,154
5.65%, 02/01/2045	89,000	96,895
5.80%, 02/01/2042	67,000	74,234
6.25%, 12/15/2040	100,000	117,965
Nissan Motor Acceptance Corp. 1.90%, 09/14/2021 (A)	78,000	74,280

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Noble Energy, Inc. 6.00%, 03/01/2041	$ 57,000	$ 55,637
Nordstrom, Inc. 4.00%, 10/15/2021	21,000	21,143
Norfolk Southern Corp.
3.25%, 12/01/2021	11,000	11,029
3.85%, 01/15/2024	125,000	126,530
3.95%, 10/01/2042	25,000	22,923
4.05%, 08/15/2052	127,000	113,422
Northern States Power Co. 6.25%, 06/01/2036	70,000	88,491
Northern Trust Corp. Fixed until 05/08/2027, 3.38% (B), 05/08/2032	280,000	260,542
Northrop Grumman Corp.
3.20%, 02/01/2027	112,000	105,022
3.25%, 01/15/2028	75,000	69,975
3.85%, 04/15/2045	44,000	38,847
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	80,000	105,332
Novartis Capital Corp.
2.40%, 09/21/2022	80,000	78,144
3.00%, 11/20/2025 (F)	165,000	159,833
Nucor Corp. 6.40%, 12/01/2037	200,000	238,797
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	142,000	135,290
Occidental Petroleum Corp. 4.63%, 06/15/2045	26,000	25,814
Ohio Power Co. 6.60%, 03/01/2033	65,000	81,185
Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029 (A)	50,000	58,357
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	250,000	251,602
ONEOK Partners, LP
3.38%, 10/01/2022	30,000	29,456
4.90%, 03/15/2025	450,000	455,920
5.00%, 09/15/2023	65,000	66,975
6.65%, 10/01/2036	220,000	246,131
Oracle Corp.
2.38%, 01/15/2019	91,000	90,978
2.50%, 05/15/2022 - 10/15/2022	341,000	332,624
2.95%, 11/15/2024 - 05/15/2025	600,000	577,555
3.80%, 11/15/2037	160,000	149,626
3.90%, 05/15/2035	130,000	124,439
4.30%, 07/08/2034	573,000	575,173
6.13%, 07/08/2039	65,000	78,021
Pacific Gas & Electric Co.
2.45%, 08/15/2022 (F)	45,000	39,881
3.40%, 08/15/2024	130,000	112,740
3.50%, 06/15/2025	94,000	80,562
4.50%, 12/15/2041	48,000	37,766
6.05%, 03/01/2034	170,000	157,515
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (B), 10/24/2067 (A)	124,000	108,940

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
PacifiCorp 6.25%, 10/15/2037	$ 20,000	$ 24,944
Parker-Hannifin Corp.
3.30%, 11/21/2024, MTN	37,000	36,533
4.10%, 03/01/2047	67,000	64,144
4.45%, 11/21/2044, MTN	37,000	37,313
Pennsylvania Electric Co. 3.25%, 03/15/2028 (A)	56,000	52,412
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 06/15/2019 (A)	26,000	25,877
2.70%, 03/14/2023 (A)	150,000	143,110
4.13%, 08/01/2023 (A)	184,000	183,675
4.88%, 07/11/2022 (A)	100,000	103,536
PepsiCo, Inc. 4.60%, 07/17/2045	39,000	41,580
Pfizer, Inc. 3.00%, 12/15/2026	210,000	202,763
Phillips 66
3.90%, 03/15/2028	105,000	101,429
4.30%, 04/01/2022	16,000	16,426
Phillips 66 Partners, LP
3.55%, 10/01/2026	34,000	31,779
4.90%, 10/01/2046	74,000	67,839
Plains All American Pipeline, LP / PAA Finance Corp.
3.60%, 11/01/2024	175,000	166,541
4.30%, 01/31/2043	121,000	95,543
4.65%, 10/15/2025	100,000	98,344
PNC Financial Services Group, Inc. 5.13%, 02/08/2020	100,000	102,113
PPL Capital Funding, Inc. 4.20%, 06/15/2022	50,000	50,611
PPL Electric Utilities Corp. 4.13%, 06/15/2044	42,000	41,677
Praxair, Inc. 2.65%, 02/05/2025	65,000	61,505
Precision Castparts Corp.
3.25%, 06/15/2025	160,000	157,160
4.20%, 06/15/2035	160,000	157,861
President & Fellows of Harvard College 3.30%, 07/15/2056	214,000	189,308
Private Export Funding Corp.
2.80%, 05/15/2022	400,000	400,659
3.55%, 01/15/2024	1,505,000	1,565,150
Procter & Gamble Co. 2.70%, 02/02/2026	250,000	240,323
Progress Energy, Inc.
3.15%, 04/01/2022	22,000	21,668
7.00%, 10/30/2031	110,000	140,138
Progressive Corp. Fixed until 03/15/2023 (I), 5.38% (B)	150,000	140,557
Protective Life Global Funding
2.00%, 09/14/2021 (A)	210,000	203,285
2.26%, 04/08/2020 (A)	200,000	197,804
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	78,174

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Prudential Financial, Inc.
2.35%, 08/15/2019, MTN	$ 200,000	$ 199,063
3.91%, 12/07/2047	184,000	164,419
Prudential Insurance Co. of America 8.30%, 07/01/2025 (A)	300,000	370,279
PSEG Power LLC 4.15%, 09/15/2021	113,000	114,239
Public Service Co. of Colorado 3.55%, 06/15/2046	43,000	37,932
Public Service Co. of New Hampshire 3.50%, 11/01/2023	40,000	40,343
Public Service Co. of Oklahoma
5.15%, 12/01/2019	110,000	112,024
6.63%, 11/15/2037	80,000	101,843
Public Service Electric & Gas Co.
2.25%, 09/15/2026, MTN	93,000	84,961
3.65%, 09/01/2042, MTN	49,000	45,683
QUALCOMM, Inc.
2.90%, 05/20/2024	250,000	238,049
3.25%, 05/20/2027	201,000	186,970
Quest Diagnostics, Inc.
3.45%, 06/01/2026	39,000	37,433
4.75%, 01/30/2020	160,000	162,575
Qwest Corp. 6.75%, 12/01/2021	67,000	68,504
Realty Income Corp.
3.88%, 04/15/2025	175,000	174,672
4.65%, 03/15/2047	113,000	113,976
Regions Financial Corp. 3.80%, 08/14/2023	170,000	170,304
Reliance Standard Life Global Funding II
3.05%, 01/20/2021 (A)	104,000	103,050
3.85%, 09/19/2023 (A)	355,000	357,979
Republic Services, Inc.
2.90%, 07/01/2026	49,000	46,218
5.25%, 11/15/2021	80,000	84,687
5.50%, 09/15/2019	100,000	101,549
Reynolds American, Inc. 5.70%, 08/15/2035	150,000	146,464
Rockwell Collins, Inc.
3.20%, 03/15/2024	80,000	77,041
4.35%, 04/15/2047	50,000	45,997
Roper Technologies, Inc. 3.00%, 12/15/2020	46,000	45,701
Ryder System, Inc. 2.88%, 09/01/2020, MTN	144,000	142,853
San Diego Gas & Electric Co.
3.95%, 11/15/2041	33,000	30,538
6.00%, 06/01/2026	75,000	84,835
SART 4.75%, 07/15/2024	2,149,318	2,151,338
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (A)	154,000	153,341
Select Income REIT 3.60%, 02/01/2020	370,000	368,168
Sempra Energy
4.05%, 12/01/2023	96,000	96,707
9.80%, 02/15/2019	140,000	140,933

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Senior Housing Properties Trust
3.25%, 05/01/2019	$ 190,000	$ 189,051
4.75%, 02/15/2028	150,000	141,516
Sherwin-Williams Co. 3.13%, 06/01/2024	82,000	78,297
Simon Property Group, LP
3.75%, 02/01/2024	250,000	250,586
4.13%, 12/01/2021	27,000	27,639
4.38%, 03/01/2021	60,000	61,269
SITE Centers Corp. 3.63%, 02/01/2025	87,000	83,072
Southern California Edison Co.
1.85%, 02/01/2022	38,500	37,446
3.65%, 03/01/2028	150,000	146,579
3.90%, 12/01/2041	50,000	44,536
4.05%, 03/15/2042	75,000	70,312
Southern Co.
2.15%, 09/01/2019	100,000	99,386
3.25%, 07/01/2026	48,000	44,964
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	48,000	45,753
3.25%, 06/15/2026	42,000	39,274
3.50%, 09/15/2021	182,000	181,854
3.95%, 10/01/2046	49,000	42,893
4.40%, 06/01/2043	79,000	74,958
5.25%, 08/15/2019	230,000	232,148
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (A)	77,000	73,221
8.00%, 03/01/2032	140,000	178,070
Southern Power Co. 5.15%, 09/15/2041	165,000	164,006
Southwest Gas Corp. 3.80%, 09/29/2046	100,000	90,889
Southwestern Public Service Co.
4.50%, 08/15/2041	70,000	70,970
6.00%, 10/01/2036	97,000	114,556
Spectra Energy Partners, LP 3.50%, 03/15/2025	125,000	119,327
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	172,691	165,203
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (A)	370,563	365,930
State Street Corp.
3.10%, 05/15/2023	72,000	70,749
3.55%, 08/18/2025	118,000	117,705
3.70%, 11/20/2023	231,000	233,333
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	36,000	34,921
4.95%, 01/15/2043	309,000	258,552
5.30%, 04/01/2044	50,000	44,151
5.35%, 05/15/2045	93,000	82,318
6.10%, 02/15/2042	100,000	96,608
SunTrust Banks, Inc.
2.50%, 05/01/2019	39,000	38,937
4.00%, 05/01/2025	53,000	53,170
Synchrony Financial 3.70%, 08/04/2026	170,000	144,201

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Sysco Corp.
3.25%, 07/15/2027	$ 350,000	$ 328,272
3.75%, 10/01/2025	78,000	76,059
Tampa Electric Co. 4.45%, 06/15/2049	350,000	341,206
Target Corp. 3.50%, 07/01/2024	77,000	77,513
TC PipeLines, LP 3.90%, 05/25/2027	81,000	77,322
TD Ameritrade Holding Corp. 2.95%, 04/01/2022	112,000	110,799
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (A)	200,000	191,425
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (A)	129,000	124,052
Texas Health Resources 4.33%, 11/15/2055	250,000	253,461
Texas Instruments, Inc. 1.65%, 08/03/2019	37,000	36,701
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	83,000	76,596
4.15%, 02/01/2024	86,000	87,116
Time Warner Cable LLC
6.55%, 05/01/2037	100,000	102,624
8.75%, 02/14/2019	105,000	105,586
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	330,000	402,310
Toledo Edison Co. 6.15%, 05/15/2037	130,000	155,174
Torchmark Corp. 4.55%, 09/15/2028	190,000	193,049
Toyota Motor Credit Corp.
2.10%, 01/17/2019, MTN	174,000	173,918
2.13%, 07/18/2019, MTN	90,000	89,516
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	68,000	63,442
UDR, Inc. 2.95%, 09/01/2026, MTN	74,000	68,211
Unilever Capital Corp. 3.38%, 03/22/2025	110,000	109,783
Union Carbide Corp.
7.50%, 06/01/2025	40,000	46,250
7.75%, 10/01/2096	40,000	47,310
Union Electric Co. 2.95%, 06/15/2027	107,000	102,181
Union Pacific Corp. 4.10%, 09/15/2067	90,000	76,486
United Airlines Pass-Through Trust
2.88%, 04/07/2030	426,212	391,391
3.45%, 01/07/2030	154,400	148,934
3.50%, 09/01/2031	239,000	234,614
3.65%, 07/07/2027	93,803	91,698
3.75%, 03/03/2028	290,269	283,700
4.30%, 02/15/2027	214,264	218,762

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
United Technologies Corp.
3.95%, 08/16/2025	$ 95,000	$ 94,264
4.15%, 05/15/2045	198,000	177,077
4.45%, 11/16/2038	70,000	68,176
4.50%, 06/01/2042	71,000	67,077
UnitedHealth Group, Inc.
1.63%, 03/15/2019	73,000	72,803
2.75%, 02/15/2023	111,000	108,613
2.88%, 03/15/2023	150,000	147,764
3.10%, 03/15/2026	80,000	77,207
3.38%, 11/15/2021	37,000	37,236
4.63%, 07/15/2035	143,000	151,579
US Bancorp
2.20%, 04/25/2019, MTN	200,000	199,562
2.38%, 07/22/2026, MTN	100,000	91,200
2.63%, 01/24/2022, MTN	37,000	36,438
3.00%, 03/15/2022, MTN	33,000	32,793
US Bank NA 2.13%, 10/28/2019	250,000	248,234
Valero Energy Corp. 7.50%, 04/15/2032	60,000	74,001
Ventas Realty, LP
3.50%, 02/01/2025	45,000	43,077
3.85%, 04/01/2027	123,000	118,587
4.13%, 01/15/2026	68,000	67,435
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	350,000	353,849
Verizon Communications, Inc.
3.45%, 03/15/2021	114,000	114,752
4.33%, 09/21/2028	1,000,000	1,004,110
4.40%, 11/01/2034	811,000	781,635
4.50%, 08/10/2033	600,000	592,251
5.25%, 03/16/2037	206,000	214,583
Viacom, Inc.
3.88%, 04/01/2024	56,000	54,929
6.88%, 04/30/2036	330,000	354,144
Virginia Electric & Power Co.
2.75%, 03/15/2023	145,000	141,382
3.45%, 02/15/2024	21,000	20,976
4.45%, 02/15/2044	21,000	21,117
VMware, Inc. 2.95%, 08/21/2022	319,000	304,060
Voya Financial, Inc.
3.13%, 07/15/2024	350,000	330,032
3.65%, 06/15/2026	50,000	47,267
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	100,000	98,479
4.50%, 11/18/2034	195,000	187,017
Walt Disney Co. 3.00%, 02/13/2026	400,000	385,131
Warner Media LLC
3.55%, 06/01/2024	385,000	371,393
3.60%, 07/15/2025	305,000	288,872
4.75%, 03/29/2021	100,000	102,522
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	142,518

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Wells Fargo & Co.
2.50%, 03/04/2021	$ 71,000	$ 69,834
3.30%, 09/09/2024, MTN	300,000	290,202
3.50%, 03/08/2022, MTN	400,000	398,668
4.10%, 06/03/2026, MTN	70,000	68,357
4.30%, 07/22/2027, MTN	63,000	61,971
4.65%, 11/04/2044, MTN	123,000	115,793
4.75%, 12/07/2046, MTN	143,000	137,687
4.90%, 11/17/2045, MTN	90,000	87,757
5.38%, 11/02/2043	200,000	208,715
Welltower, Inc. 4.50%, 01/15/2024	172,000	176,381
Western Gas Partners, LP
3.95%, 06/01/2025	200,000	188,424
5.45%, 04/01/2044	52,000	46,601
Western Union Co. 3.60%, 03/15/2022	230,000	229,108
Westlake Chemical Corp.
3.60%, 07/15/2022	150,000	148,312
4.38%, 11/15/2047	95,000	79,611
Williams Cos., Inc.
3.90%, 01/15/2025	78,000	75,782
4.85%, 03/01/2048	146,000	132,481
Wisconsin Electric Power Co.
3.10%, 06/01/2025	110,000	107,550
3.65%, 12/15/2042	40,000	36,554
4.25%, 12/15/2019	140,000	141,642
WRKCo., Inc.
3.00%, 09/15/2024 (A)	200,000	188,411
3.75%, 03/15/2025 (A)	250,000	245,311
WW Grainger, Inc. 4.60%, 06/15/2045	291,000	298,971
Xcel Energy, Inc. 6.50%, 07/01/2036	48,000	60,385
Xylem, Inc. 3.25%, 11/01/2026	33,000	31,359
Zimmer Biomet Holdings, Inc. 3.70%, 03/19/2023	80,000	79,146

		139,731,547

Virgin Islands, British - 0.0% (G)
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (A)	360,000	345,035
CNOOC Finance, Ltd. 3.00%, 05/09/2023	200,000	193,034

		538,069

Total Corporate Debt Securities (Cost $197,462,568)		191,505,372

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Canada - 0.0% (G)
Province of Ontario 1.65%, 09/27/2019	87,000	86,322

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	198,000
5.00%, 06/15/2045	200,000	190,400

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Colombia (continued)
Colombia Government International Bond (continued)
7.38%, 09/18/2037	$ 100,000	$ 120,950

		509,350

Israel - 0.4%
Israel Government AID Bond
Series 2007-Z,
Zero Coupon, 08/15/2025	1,000,000	822,059
Series 2008-Z,
Zero Coupon, 08/15/2024	1,000,000	852,493
Series 2009-Z,
Zero Coupon, 11/15/2024	1,000,000	846,554
Israel Government AID Bond, Principal Only STRIPS Series 2, 11/01/2024	3,300,000	2,797,333

		5,318,439

Mexico - 0.1%
Mexico Government International Bond
3.75%, 01/11/2028	1,151,000	1,077,348
4.13%, 01/21/2026	200,000	195,500
4.35%, 01/15/2047	100,000	85,700
5.55%, 01/21/2045	119,000	120,249
4.75%, 03/08/2044, MTN	212,000	192,708
5.75%, 10/12/2110, MTN	70,000	65,800

		1,737,305

Panama - 0.0% (G)
Panama Government International Bond 4.50%, 04/16/2050	200,000	191,500

Peru - 0.0% (G)
Peru Government International Bond 5.63%, 11/18/2050	35,000	41,090

Supranational - 0.0% (G)
African Development Bank 8.80%, 09/01/2019	130,000	135,000

Total Foreign Government Obligations (Cost $8,199,220)		8,019,006

MORTGAGE-BACKED SECURITIES - 4.7%
Cayman Islands - 0.1%
BXMT, Ltd. Series 2017-FL1, Class D, 1-Month LIBOR + 2.70%, 5.16% (B), 06/15/2035 (A)	580,000	569,066
TPG Real Estate Finance Issuer, Ltd. Series 2018-FL1, Class B, 1-Month LIBOR + 1.30%, 3.76% (B), 02/15/2035 (A)	500,000	490,776

		1,059,842

United States - 4.6%
Alternative Loan Trust
Series 2004-27CB, Class A1,
6.00%, 12/25/2034	318,426	313,389
Series 2004-28CB, Class 3A1,
6.00%, 01/25/2035	300,717	296,185
Series 2006-41CB, Class 2A13,
5.75%, 01/25/2037	626,474	519,117

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (A)	$ 100,000	$ 100,350
Series 2014-520M, Class C,
4.21% (B), 08/15/2046 (A)	150,000	136,244
Banc of America Funding Trust Series 2005-E, Class 4A1, 4.56% (B), 03/20/2035	25,944	26,057
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 4.76% (B), 11/25/2033	53,456	53,722
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (A)	900,000	900,097
BCAP LLC Trust Series 2007-AA2, Class 2A12, 5.50%, 04/25/2037	1,517,851	1,178,958
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1-Month LIBOR + 0.64%, 3.15% (B), 07/25/2034	133,796	132,461
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
4.46% (B), 07/25/2033	21,684	21,836
Series 2006-1, Class A1,
1-Year CMT + 2.25%, 4.91% (B), 02/25/2036	199,929	201,017
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.34% (B), 06/11/2041 (A)	22,028	115
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC, 0.75% (B), 12/11/2049 (A)	24,442	265
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
4.37% (B), 02/25/2037	37,704	38,130
Series 2007-A1, Class 8A1,
4.68% (B), 02/25/2037	343,693	351,580
Series 2007-A2, Class 2A1,
4.51% (B), 07/25/2037	16,014	16,318
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	28,118	28,581
Series 2004-3, Class A4,
5.75%, 04/25/2034	22,494	22,793
Series 2004-HYB6, Class A3,
4.27% (B), 11/20/2034	322,796	327,793
Series 2005-15, Class A3,
5.75%, 08/25/2035	273,476	241,342
Series 2005-HYB3, Class 2A2A,
3.79% (B), 06/20/2035	688,779	690,736
Series 2006-HYB2, Class 2A1B,
3.79% (B), 04/20/2036	649,210	592,495
Series 2007-2, Class A16,
6.00%, 03/25/2037	651,916	512,283

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Citicorp Mortgage Securities, Inc. Series 2004-3, Class A5, 5.25%, 05/25/2034	$ 60,214	$ 60,723
Colt Funding LLC Series 2018-2, Class A1, 3.47% (B), 07/27/2048 (A)	952,834	948,733
COMM Mortgage Trust
Series 2013-300P, Class A1,
4.35%, 08/10/2030 (A)	500,000	525,108
Series 2013-SFS, Class A2,
2.99% (B), 04/12/2035 (A)	156,000	155,091
Series 2014-CR19, Class A5,
3.80%, 08/10/2047	750,000	764,871
Series 2014-PAT, Class A,
1-Month LIBOR + 0.80%, 3.19% (B), 08/13/2027 (A)	198,000	197,828
Series 2014-TWC, Class A,
1-Month LIBOR + 0.85%, 3.24% (B), 02/13/2032 (A)	665,000	663,008
Series 2014-TWC, Class B,
1-Month LIBOR + 1.60%, 3.99% (B), 02/13/2032 (A)	500,000	497,782
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	437,000	443,013
Series 2018-HOME, Class A,
3.82% (B), 04/10/2033 (A)	1,565,000	1,558,325
Commercial Mortgage Trust Series 2006-GG7, Class AM, 5.67% (B), 07/10/2038	13,728	13,763
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	21,553	22,137
Series 2003-AR26, Class 2A1,
4.31% (B), 11/25/2033	299,857	297,765
CSFB Mortgage-Backed Pass-Through Certificates Series 2004-4, Class 2A4, 5.50%, 09/25/2034	71,664	75,217
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (A)	600,000	567,999
Ellington Financial Mortgage Trust Series 2018-1, Class A1FX, 4.14% (B), 10/25/2058	969,212	968,318
Federal Home Loan Mortgage Corp.
Series 2018-1, Class A1,
3.50%, 06/25/2028	5,702,826	5,679,041
Series 4506, Class CA,
3.00%, 05/15/2040	1,019,061	1,024,351
Series 4753, Class JW,
3.00%, 02/15/2048	567,000	526,386
Series K033, Class X1,
0.30% (B), 07/25/2023	27,994,453	354,424
Series K070, Class A2,
3.30% (B), 11/25/2027	546,000	545,005
Series K070, Class AM,
3.36% (B), 12/25/2027	1,360,000	1,357,665

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Federal Home Loan Mortgage Corp. (continued)
Series W5FX, Class AFX,
3.21% (B), 04/25/2028	$ 629,000	$ 628,860
Federal Home Loan Mortgage Corp. REMIC Series 4125, Class KP, 2.50%, 05/15/2041	978,543	962,392
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M1, 1-Month LIBOR + 0.70%, 3.21% (B), 09/25/2030	387,868	386,959
Federal National Mortgage Association
Series 2018-17, Class Z,
3.50%, 03/25/2048	2,272,372	2,248,812
Series 2018-C05, Class 1M2,
1-Month LIBOR + 2.35%, 4.86% (B), 01/25/2031	700,000	682,282
Federal National Mortgage Association REMICs
Series 2013-74, Class YT,
3.00%, 02/25/2041	975,514	975,516
Series 2017-112, Class AY,
3.50%, 01/25/2048	1,870,000	1,873,380
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (A)	700,000	705,524
GS Mortgage Securities Trust Series 2011-GC5, Class D, 5.39% (B), 08/10/2044 (A)	103,000	99,338
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 1-Month LIBOR + 0.35%, 2.86% (B), 09/25/2035 (A)	55,268	49,203
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1,
4.42% (B), 10/25/2033	19,822	19,999
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	46,467	47,174
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	12,348	12,600
Headlands Residential LLC Series 2017-RPL1, Class A, 3.88% (B), 08/25/2022 (A)	1,120,000	1,105,776
Homeward Opportunities Fund I Trust Series 2018-2, Class A1, 3.99% (B), 11/25/2058 (A)	1,250,000	1,249,971
Homeward Opportunities Fund Trust Series 2018-1, Class A1, 3.77% (B), 06/25/2048 (A)	662,282	661,596
Impac CMB Trust
Series 2004-10, Class 3A1,
1-Month LIBOR + 0.70%, 3.21% (B), 03/25/2035	560,248	521,071
Series 2004-4, Class 1A2,
1-Month LIBOR + 0.62%, 3.13% (B), 09/25/2034	245,854	243,603

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Impac CMB Trust (continued)
Series 2005-4, Class 1A1A,
1-Month LIBOR + 0.54%, 3.05% (B), 05/25/2035	$ 650,222	$ 633,875
Series 2005-4, Class 2A1,
1-Month LIBOR + 0.60%, 3.11% (B), 05/25/2035	33,579	32,963
Series 2005-4, Class 2B1,
1-Month LIBOR + 2.48%, 4.98% (B), 05/25/2035	488,426	467,563
Series 2005-8, Class 1AM,
1-Month LIBOR + 0.70%, 3.21% (B), 02/25/2036	855,922	808,316
Series 2007-A, Class M3,
1-Month LIBOR + 2.25%, 4.76% (B), 05/25/2037 (A)	732,329	691,388
Impac Secured Assets CMN Owner Trust Series 2003-3, Class A1, 4.85% (B), 08/25/2033	43,854	44,307
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 2.86% (B), 05/25/2036	63,913	62,644
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 2.86% (B), 08/25/2036	14,491	14,034
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (A)	1,035,000	1,042,906
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3, 1-Month LIBOR + 0.19%, 2.70% (B), 06/25/2037	410,783	407,421
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class A3SF, 1-Month LIBOR + 0.16%, 2.61% (B), 05/15/2047	22,832	22,832
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.29% (B), 05/15/2045	61,258	76
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
4.13% (B), 02/25/2034	13,564	13,495
Series 2006-A2, Class 5A3,
4.61% (B), 11/25/2033	23,434	23,983
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	192,000	192,662
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45% (B), 09/15/2039	500,096	345,104
LSTAR Securities Investment, Ltd. Series 2017-7, Class A, 1-Month LIBOR + 1.75%, 4.10% (B), 10/01/2022 (A)	271,633	273,046

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
4.67% (B), 04/21/2034	$ 42,071	$ 43,079
Series 2004-13, Class 3A7,
4.44% (B), 11/21/2034	18,795	19,238
Series 2004-13, Class 3A7B,
1-Year CMT + 2.00%, 4.69% (B), 11/21/2034	281,920	286,167
MASTR Alternative Loan Trust
Series 2004-4, Class 1A1,
5.50%, 05/25/2034	36,411	38,040
Series 2004-5, Class 5A1,
4.75%, 06/25/2019	815	813
MASTR Alternative Loan Trust, Principal Only STRIPS Series 2003-8, Class 15, 11/25/2018	2,271	2,190
MASTR Asset Securitization Trust Series 2003-11, Class 9A6, 5.25%, 12/25/2033	57,793	57,593
MASTR Seasoned Securitization Trust Series 2004-2, Class A2, 6.50% (B), 08/25/2032	70,317	71,565
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 3.13% (B), 10/25/2028	352,699	350,103
Series 2003-H, Class A1,
1-Month LIBOR + 0.64%, 3.15% (B), 01/25/2029	76,513	75,354
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 2.97% (B), 04/25/2029	80,063	78,523
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.60% (B), 12/12/2049 (A) (J)	36,789	0
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	300,000	301,810
Morgan Stanley Capital I Trust
Series 2006-HQ10, Class AJ,
5.39% (B), 11/12/2041	12,481	12,436
Series 2006-HQ8, Class D,
5.60% (B), 03/12/2044	268,794	271,036
Series 2007-T27, Class C,
5.95% (B), 06/11/2042 (A)	1,000,000	1,041,915
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.63% (B), 12/15/2043 (A)	113,542	1
Series 2007-HQ11, Class X,
0.33% (B), 02/12/2044 (A)	62,669	386
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA,
1.00%, 03/27/2051 (A)	1,176	1,177

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley Re-REMIC Trust (continued)
Series 2012-XA, Class B,
0.25%, 07/27/2049 (A)	$ 7,959	$ 7,490
MortgageIT Trust Series 2005-5, Class A1, 1-Month LIBOR + 0.26%, 2.77% (B), 12/25/2035	221,374	219,184
New Residential Mortgage Loan Trust Series 2018-NQM1, Class A1, 3.99% (B), 11/25/2048 (A)	581,633	590,463
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 1-Month LIBOR + 0.28%, 2.79% (B), 12/25/2035	768,055	705,391
Opteum Mortgage Acceptance Corp. Trust Series 2006-1, Class 1AC1, 1-Month LIBOR + 0.30%, 2.81% (B), 04/25/2036	603,773	567,971
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 3.96% (B), 05/25/2035	18,262	17,884
RALI Trust
Series 2004-QA4, Class NB3,
5.46% (B), 09/25/2034	40,783	40,888
Series 2006-QH1, Class A1,
1-Month LIBOR + 0.19%, 2.70% (B), 12/25/2036	109,212	105,042
RBS Commercial Funding, Inc. Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	158,708
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 3.23% (B), 04/20/2033	125,064	122,146
Series 2003-2, Class A1,
1-Month LIBOR + 0.66%, 3.13% (B), 06/20/2033	37,941	37,935
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 3.07% (B), 12/20/2034	43,573	42,720
Series 2004-5, Class A2,
1-Month LIBOR + 0.52%, 2.99% (B), 06/20/2034	147,930	139,745
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 3.17% (B), 09/20/2034	214,299	209,941
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 3.15% (B), 10/20/2034	155,640	151,470
Series 2007-3, Class 1A1,
1-Month LIBOR + 0.20%, 2.67% (B), 07/20/2036	286,864	272,604
Series 2010, Class 1A,
1-Month LIBOR + 0.80%, 3.27% (B), 10/20/2027	58,669	56,967
Series 2018-2, Class A4,
3.50% (B), 02/25/2048 (A)	923,793	914,684

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4,
4.23% (B), 02/25/2034	$ 378,537	$ 378,388
Series 2004-12, Class 9A,
4.28% (B), 09/25/2034	456,576	459,084
Series 2004-18, Class 4A1,
4.41% (B), 12/25/2034	206,794	203,412
Series 2004-4, Class 5A,
4.24% (B), 04/25/2034	5,974	6,137
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 3.13% (B), 10/19/2034	34,487	33,876
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 2.72% (B), 07/19/2035	120,757	118,555
Structured Asset Securities Corp. Series 2003-37A, Class 2A, 4.42% (B), 12/25/2033	6,461	6,479
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-26A, Class 3A5, 4.34% (B), 09/25/2033	387,960	389,511
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1-Month LIBOR + 0.64%, 3.15% (B), 09/25/2043	73,933	73,286
Series 2004-3, Class A,
1-Month LIBOR + 0.74%, 3.25% (B), 09/25/2044	90,272	88,445
Series 2004-4, Class 3A,
4.00% (B), 12/25/2044	131,562	131,786
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	174,000	175,092
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	104,000	105,142
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	286,582
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.33% (B), 05/10/2063 (A)	534,241	20,101
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1-Month LIBOR + 4.60%, 6.56% (B), 12/15/2020	1,185,000	1,185,000
Velocity Commercial Capital Loan Trust Series 2018-2, Class A, 4.05% (B), 10/26/2048 (A)	965,727	974,061
Verus Securitization Trust Series 2018-2, Class A1, 3.68% (B), 06/01/2058 (A)	433,864	433,142

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (A)	$ 544,235	$ 539,500
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (A)	400,000	403,668
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class B, 6.22% (B), 05/15/2046	500,000	503,458
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.08% (B), 03/15/2045 (A)	438,364	4
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR10, Class A7,
4.49% (B), 10/25/2033	29,882	30,190
Series 2003-AR11, Class A6,
4.31% (B), 10/25/2033	57,588	58,072
Series 2003-AR5, Class A7,
4.08% (B), 06/25/2033	43,222	43,577
Series 2003-AR6, Class A1,
4.22% (B), 06/25/2033	55,373	55,817
Series 2003-AR7, Class A7,
4.15% (B), 08/25/2033	51,629	52,867
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	28,654	29,101
Series 2004-AR10, Class A3,
1-Month LIBOR + 0.55%, 3.06% (B), 07/25/2044	964,304	968,199
Series 2004-CB2, Class 7A,
5.50%, 08/25/2019	1,597	1,595
Series 2004-CB3, Class 3A,
5.50%, 10/25/2019	1,791	1,788
Series 2005-AR10, Class 1A3,
4.13% (B), 09/25/2035	218,652	218,064
Series 2005-AR10, Class 1A4,
4.13% (B), 09/25/2035	593,034	592,817
Series 2006-AR17, Class 1A1A,
12-MTA + 0.81%, 2.86% (B), 12/25/2046	310,567	304,350
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A, 2.71% (B), 03/18/2028 (A)	400,000	396,790
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1,
4.47% (B), 06/25/2033	53,558	54,083
Series 2003-M, Class A1,
4.90% (B), 12/25/2033	312,290	319,457
Series 2004-EE, Class 3A2,
4.57% (B), 12/25/2034	152,223	157,562
Series 2004-I, Class 1A1,
4.77% (B), 07/25/2034	123,036	125,666
Series 2004-P, Class 2A1,
4.64% (B), 09/25/2034	44,070	45,214
Series 2004-R, Class 2A1,
4.73% (B), 09/25/2034	17,158	17,698

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2005-AR14, Class A1,
4.54% (B), 08/25/2035	$ 217,175	$ 220,252
Series 2005-AR16, Class 6A3,
4.48% (B), 10/25/2035	163,479	165,163
Series 2005-AR3, Class 1A1,
4.48% (B), 03/25/2035	243,862	250,612
Series 2005-AR4, Class 2A2,
4.25% (B), 04/25/2035	147,169	147,951
Series 2005-AR8, Class 2A1,
4.42% (B), 06/25/2035	16,183	16,626
Series 2005-AR9, Class 2A1,
4.67% (B), 10/25/2033	19,624	19,826
Series 2005-AR9, Class 3A1,
4.42% (B), 06/25/2034	401,066	413,251
Series 2006-AR6, Class 7A1,
4.77% (B), 03/25/2036	273,735	277,331
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4,
4.38%, 03/15/2044 (A)	100,000	102,035
Series 2012-C6, Class A4,
3.44%, 04/15/2045	200,000	201,018

		60,313,428

Total Mortgage-Backed Securities (Cost $61,001,694)		61,373,270

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.0% (G)
California - 0.0% (G)
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	25,000	31,537
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	80,000	109,818

		141,355

New York - 0.0% (G)
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	170,000	172,960
5.65%, 11/01/2040	40,000	48,715

		221,675

Ohio - 0.0% (G)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	114,000	113,196
4.80%, 06/01/2111	91,000	99,684

		212,880

Total Municipal Government Obligations (Cost $554,125)		575,910

U.S. GOVERNMENT AGENCY OBLIGATIONS - 26.9%
Federal Home Loan Banks 5.50%, 07/15/2036	250,000	321,444
Federal Home Loan Mortgage Corp.
2.13% (B), 05/25/2028	4,531,000	698,174

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
2.50%, 06/01/2028 - 01/01/2033	$ 12,697,479	$ 12,410,528
3.00%, 07/01/2033 - 06/01/2045	8,422,108	8,222,673
1-Month LIBOR + 0.55%, 3.01% (B), 07/15/2042 - 03/15/2044	1,512,525	1,521,373
3.50%, 01/01/2032 - 04/01/2048	12,744,517	12,813,990
4.00%, 12/01/2040 - 01/01/2046	1,414,053	1,452,024
12-Month LIBOR + 1.84%, 4.46% (B), 07/01/2040	77,715	81,193
1-Year CMT + 2.43%, 4.47% (B), 12/01/2031	28,561	30,103
4.50%, 05/01/2041 - 12/01/2048	1,457,825	1,515,370
1-Year CMT + 2.25%, 4.58% (B), 02/01/2036	37,689	39,613
5.00%, 02/01/2034	258,395	269,063
6.00%, 01/01/2024 - 01/01/2034	90,041	95,496
6.50%, 12/01/2027 - 11/01/2037	338,186	380,603
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.60%, 09/25/2020	47,520	47,262
2.62%, 01/25/2023	1,750,000	1,724,963
2.72%, 07/25/2026	840,000	821,766
2.74%, 09/25/2025	700,000	682,481
2.77%, 05/25/2025	750,000	736,445
2.81%, 09/25/2024	1,478,000	1,459,944
2.84%, 09/25/2022	534,000	534,104
1-Month LIBOR + 0.70%, 3.05% (B), 09/25/2022	261,316	261,478
3.12%, 06/25/2027	1,634,000	1,615,363
3.24%, 04/25/2027	602,000	600,776
3.33%, 05/25/2027	322,000	321,885
3.39%, 03/25/2024	714,000	726,084
3.49%, 01/25/2024	1,000,000	1,022,619
Federal Home Loan Mortgage Corp. REMICs
2.25%, 03/15/2042	2,523,068	2,399,880
2.50%, 11/15/2043	3,117,450	3,031,074
1-Month LIBOR + 0.40%, 2.70% (B), 07/15/2037	108,359	108,045
1-Month LIBOR + 0.35%, 2.81% (B), 06/15/2043	1,016,657	1,013,265
1-Month LIBOR + 0.40%, 2.86% (B), 04/15/2039	338,692	339,832
1-Month LIBOR + 0.45%, 2.91% (B), 05/15/2039 - 11/15/2039	507,242	506,611
3.00%, 04/15/2025 - 01/15/2046	15,782,598	15,770,744
3.50%, 05/15/2021 - 02/15/2042	4,675,734	4,775,074
4.00%, 12/15/2024 - 12/15/2041	2,973,753	3,082,213
4.50%, 06/15/2025	500,000	520,112
5.00%, 07/15/2020 - 05/15/2041	511,853	547,316
5.30%, 01/15/2033	55,585	60,329
5.50%, 11/15/2023 - 07/15/2037	1,049,575	1,137,183
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (B), 05/15/2041	55,776	56,739
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (B), 05/15/2041	118,671	127,848
5.72% (B), 10/15/2038	32,205	34,548

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMICs (continued)
5.75%, 06/15/2035 - 08/15/2035	$ 1,197,170	$ 1,324,136
5.85%, 09/15/2035	325,457	361,532
6.00%, 04/15/2036	101,012	112,766
6.50%, 02/15/2032	46,343	51,396
(4.44) * 1-Month LIBOR + 24.43%, 13.53% (B), 06/15/2035	65,963	74,048
Federal Home Loan Mortgage Corp. REMICs, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.37%, 3.91% (B), 10/15/2037	300,432	40,949
4.50%, 12/15/2024	3,852	72
5.00%, 10/15/2039	100,701	12,300
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 04/15/2020 - 01/15/2040	257,827	225,787
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
1-Month LIBOR + 0.40%, 2.91% (B), 03/25/2043	566,097	563,038
3.90% (B), 08/25/2028	1,125,000	1,172,501
Federal National Mortgage Association
Zero Coupon, 10/09/2019	450,000	440,630
1.47%, 12/01/2019	432,317	427,136
2.00%, 12/01/2020	500,000	491,986
2.01%, 06/01/2020	2,000,000	1,972,763
2.22%, 12/01/2022	1,383,103	1,357,257
2.38%, 12/01/2022	923,112	911,159
2.39%, 06/01/2025	405,219	390,833
2.40%, 12/01/2022 - 01/01/2023	1,870,458	1,846,419
2.45%, 11/01/2022 - 02/01/2023	3,000,000	2,968,022
2.47%, 09/01/2022	438,127	432,991
2.49% (B), 12/25/2026	1,500,000	1,416,129
2.49%, 05/25/2026	1,000,000	950,122
2.50%, 04/01/2023 - 11/01/2031	1,983,459	1,951,334
2.52%, 05/01/2023	1,000,000	991,142
2.53%, 10/01/2022 - 09/25/2024	2,270,220	2,229,802
2.57%, 01/01/2023	1,919,906	1,908,194
2.59%, 10/01/2028	2,435,000	2,295,508
2.64%, 04/01/2023	911,489	903,646
2.67%, 07/01/2022	1,000,000	992,889
2.69%, 12/01/2028	2,010,000	1,885,631
2.70%, 07/01/2026	1,000,000	972,397
2.72%, 10/25/2024	1,000,000	982,068
1-Month LIBOR + 0.22%, 2.73% (B), 03/25/2045	67,385	67,097
2.75%, 03/01/2022	437,433	438,189
2.77%, 06/01/2023	850,692	847,342
1-Month LIBOR + 0.48%, 2.79% (B), 09/01/2024	916,239	912,383
1-Month LIBOR + 0.50%, 2.80% (B), 08/25/2019	9,660	9,648
2.81%, 06/01/2023 - 05/01/2027	1,981,317	1,951,798
2.86%, 05/01/2022	880,542	880,943
2.87%, 02/01/2032	650,000	602,050
2.90%, 06/25/2027	1,183,518	1,129,356
2.92%, 08/25/2021 - 12/01/2024	1,283,676	1,281,921
2.93%, 06/01/2030	800,000	760,466

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.94%, 02/01/2027 - 12/01/2028	$ 4,260,105	$ 4,128,292
2.98%, 07/01/2022 - 04/01/2023	2,407,260	2,420,986
1-Month LIBOR + 0.50%, 3.01% (B), 08/25/2042	251,608	254,801
3.02% (B), 08/25/2024	955,000	954,031
3.04%, 12/01/2024	1,000,000	1,003,778
3.04% (B), 03/25/2028	740,000	719,526
3.05%, 01/01/2025 - 12/01/2029	6,676,000	6,459,542
3.06%, 08/01/2032	1,140,000	1,071,412
3.06% (B), 05/25/2027	930,000	910,579
3.08%, 12/01/2024 - 12/01/2029	2,158,760	2,116,082
3.08% (B), 06/25/2027	1,001,000	984,363
3.09%, 09/01/2029	2,385,000	2,299,923
3.09% (B), 04/25/2027 - 02/25/2030	1,696,000	1,653,374
3.10%, 09/01/2025	996,379	1,005,653
3.10% (B), 07/25/2024	820,000	825,463
3.11%, 01/01/2022 - 12/01/2024	1,657,780	1,670,663
3.12%, 05/01/2022 - 11/01/2026	1,865,362	1,870,370
3.12% (B), 04/25/2028	2,500,000	2,482,905
3.13%, 06/01/2030	500,000	480,428
3.14%, 12/01/2026	927,451	932,895
3.15%, 12/01/2024	2,380,382	2,404,163
3.18% (B), 04/25/2029	823,000	808,912
3.20%, 06/01/2030	500,000	487,523
3.21%, 03/01/2029	4,000,000	3,930,720
1-Month LIBOR + 0.93%, 3.23% (B), 11/25/2022	312,753	315,388
3.24%, 10/01/2026 - 01/01/2033	1,877,842	1,845,719
3.26%, 07/01/2022	1,275,914	1,296,843
3.28%, 08/01/2020	3,617,644	3,621,791
3.29%, 08/01/2026	4,000,000	4,062,593
3.30%, 12/01/2026 - 12/01/2029	4,959,916	4,909,273
3.32%, 04/01/2029	3,000,000	2,974,691
3.34%, 02/01/2027 - 07/01/2030	4,643,687	4,643,879
3.35%, 08/01/2023	660,845	677,050
3.38%, 12/01/2023	1,476,433	1,507,874
3.38% (B), 07/25/2028	1,342,000	1,340,261
3.45%, 01/01/2024 - 04/01/2029	3,085,982	3,115,630
3.46% (B), 01/25/2024	1,500,000	1,535,933
3.50%, 08/01/2032 - 07/01/2047	27,747,204	27,929,889
3.51% (B), 12/25/2023	1,739,028	1,780,133
3.56%, 01/01/2021	586,734	593,307
3.58%, 01/01/2032	1,700,000	1,711,334
3.59%, 12/01/2020	1,284,186	1,301,456
3.61%, 05/01/2030	520,000	523,641
3.63%, 10/01/2029	470,142	482,707
3.66%, 10/01/2028	1,596,194	1,632,777
3.67%, 07/01/2023	925,000	958,872
3.73%, 07/01/2022	809,038	826,704
3.76%, 11/01/2023	985,136	1,020,608
3.77%, 12/01/2025	1,000,000	1,038,621
3.82%, 05/01/2022	756,650	774,087
3.87%, 08/01/2021	443,703	455,451
3.95%, 09/01/2021	155,077	158,908
4.00%, 01/01/2035 - 09/01/2047	15,262,168	15,672,123
4.02%, 11/01/2028	368,498	389,154
4.04%, 10/01/2020	400,000	407,975

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.13%, 08/01/2021	$ 441,950	$ 455,127
4.25%, 04/01/2021	1,050,000	1,078,735
4.30%, 04/01/2021	412,593	424,769
4.33%, 04/01/2021	354,585	365,215
4.36%, 05/01/2021	933,234	963,175
4.48%, 12/01/2019 - 02/01/2021	977,124	995,946
4.50%, 05/01/2039 - 09/01/2040	705,468	738,800
5.00%, 06/01/2033 - 06/01/2048	2,351,044	2,481,396
5.50%, 03/01/2024 - 03/01/2035	332,238	354,700
6.00%, 08/01/2021 - 09/01/2037	715,218	768,623
7.00%, 11/01/2037 - 12/01/2037	26,019	28,290
Federal National Mortgage Association REMICs
2.75%, 10/25/2047	166,106	130,715
1-Month LIBOR + 0.29%, 2.80% (B), 07/25/2036	93,100	92,936
1-Month LIBOR + 0.40%, 2.91% (B), 05/25/2027	134,123	134,739
3.00%, 05/25/2026 - 01/25/2048	3,442,171	3,358,390
1-Month LIBOR + 0.50%, 3.01% (B), 05/25/2035 - 10/25/2042	836,980	842,076
1-Month LIBOR + 0.60%, 3.11% (B), 04/25/2040	26,250	26,433
1-Month LIBOR + 0.65%, 3.16% (B), 02/25/2024	62,102	62,340
1-Month LIBOR + 0.90%, 3.41% (B), 03/25/2038	139,322	142,729
3.50%, 04/25/2031 - 02/25/2058	1,454,790	1,434,754
1-Month LIBOR + 1.25%, 3.76% (B), 07/25/2023	106,806	108,463
4.00%, 05/25/2033	136,851	141,776
5.00%, 10/25/2025	85,710	88,176
5.25%, 05/25/2039	37,273	38,667
5.50%, 03/25/2023 - 07/25/2040	703,616	745,922
6.00%, 03/25/2029	20,793	22,537
6.50%, 01/25/2032 - 07/25/2036	89,215	99,871
7.00%, 11/25/2041	88,489	99,673
(3.50) * 1-Month LIBOR + 23.10%, 14.33% (B), 06/25/2035	54,543	61,708
Federal National Mortgage Association REMICs, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.53%, 4.02% (B), 01/25/2041	298,258	55,000
(1.00) * 1-Month LIBOR + 6.60%, 4.09% (B), 06/25/2036	122,992	18,659
(1.00) * 1-Month LIBOR + 6.70%, 4.19% (B), 03/25/2036	288,709	48,901
(1.00) * 1-Month LIBOR + 6.60%, 4.28% (B), 08/25/2035	209,811	20,849
5.00%, 08/25/2019	5,286	31
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2034 - 12/25/2043	1,376,374	1,105,586
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 08/25/2032	31,191	28,095
05/15/2030, MTN	400,000	276,874

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FREMF Mortgage Trust
3.58% (B), 11/25/2049 (A)	$ 491,000	$ 470,782
3.68% (B), 01/25/2048 (A)	2,300,000	2,241,244
3.68% (B), 01/25/2048 (A)	1,000,000	953,923
3.83% (B), 11/25/2047 (A)	1,000,000	951,062
3.84% (B), 07/25/2049 (A)	440,000	447,001
4.07% (B), 11/25/2047 (A)	455,000	444,075
1-Month LIBOR + 2.50%, 4.85% (B), 11/25/2024 (A)	872,348	881,910
Government National Mortgage Association
1.65%, 01/20/2063 - 04/20/2063	1,541,719	1,516,313
2.50%, 04/16/2045 - 08/20/2046	6,691,890	5,851,862
1-Month LIBOR + 0.34%, 2.65% (B), 12/20/2062	535,248	534,394
1-Month LIBOR + 0.41%, 2.72% (B), 03/20/2063	326,756	326,840
1-Month LIBOR + 0.45%, 2.76% (B), 03/20/2060 - 02/20/2063	623,612	624,362
1-Month LIBOR + 0.47%, 2.78% (B), 03/20/2063 - 08/20/2065	1,935,475	1,939,521
1-Month LIBOR + 0.48%, 2.79% (B), 04/20/2063 - 02/20/2065	2,222,895	2,229,030
1-Month LIBOR + 0.50%, 2.81% (B), 02/20/2061 - 06/20/2067	5,455,933	5,472,718
1-Month LIBOR + 0.52%, 2.83% (B), 10/20/2062 - 09/20/2065	851,154	854,511
1-Month LIBOR + 0.55%, 2.86% (B), 04/20/2062 - 07/20/2062	111,265	111,329
1-Month LIBOR + 0.56%, 2.87% (B), 03/20/2067	1,383,786	1,393,260
1-Month LIBOR + 0.58%, 2.89% (B), 05/20/2066	685,248	687,015
1-Month LIBOR + 0.60%, 2.91% (B), 04/20/2064 - 11/20/2065	2,928,893	2,950,920
1-Month LIBOR + 0.65%, 2.96% (B), 05/20/2061 - 03/20/2064	2,358,106	2,373,320
3.00%, 09/20/2047	341,000	304,485
1-Month LIBOR + 0.69%, 3.00% (B), 02/20/2064	559,115	565,472
1-Month LIBOR + 0.70%, 3.01% (B), 09/20/2063	1,079,661	1,087,501
1-Month LIBOR + 1.00%, 3.31% (B), 12/20/2066	445,839	455,640
3.50%, 02/20/2048	5,207,601	5,180,833
3.98% (B), 11/16/2042	180,415	186,569
4.00%, 09/16/2025	500,000	511,957
4.25%, 12/20/2044	697,205	731,665
4.50%, 05/20/2048 - 08/20/2048	14,266,348	14,786,940
4.60% (B), 10/20/2041	497,472	523,295
4.75% (B), 11/20/2042	450,529	477,243
5.00%, 04/20/2041 - 11/20/2048	10,610,882	11,078,008
5.23% (B), 07/20/2060	188,614	190,938
5.50%, 01/16/2033 - 07/20/2037	657,650	718,936
5.86% (B), 12/20/2038	101,139	111,972
6.00%, 02/15/2024 - 09/20/2038	463,787	492,827
(3.50) * 1-Month LIBOR + 23.28%, 14.63% (B), 04/20/2037	45,654	58,054

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS
1.61% (B), 06/20/2067	$ 2,909,731	$ 275,552
(1.00) * 1-Month LIBOR + 6.60%, 4.13% (B), 05/20/2041	98,471	14,438
7.50%, 04/20/2031	6,322	601
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	41,353	38,350
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 10/15/2020	6,075,000	5,849,229
Tennessee Valley Authority
4.25%, 09/15/2065	264,000	300,370
4.63%, 09/15/2060	155,000	187,983
5.88%, 04/01/2036	625,000	813,709
Tennessee Valley Authority, Principal Only STRIPS 07/15/2028	1,000,000	727,634

Total U.S. Government Agency Obligations (Cost $356,090,096)		353,602,731

U.S. GOVERNMENT OBLIGATIONS - 15.6%
U.S. Treasury - 15.5%
U.S. Treasury Bonds
2.50%, 02/15/2045	2,800,000	2,537,500
2.75%, 08/15/2042 - 11/15/2047	2,809,100	2,679,082
2.88%, 05/15/2043	3,580,000	3,494,835
3.00%, 02/15/2048	11,270,000	11,209,688
3.13%, 02/15/2043 - 05/15/2048	3,277,000	3,340,730
3.38%, 05/15/2044	2,100,000	2,236,664
3.63%, 08/15/2043 - 02/15/2044	5,270,000	5,835,299
3.75%, 11/15/2043	2,973,000	3,357,748
3.88%, 08/15/2040	2,160,000	2,480,372
4.25%, 05/15/2039 - 11/15/2040	1,750,000	2,114,042
4.38%, 02/15/2038 - 05/15/2041	8,223,000	10,085,127
4.50%, 02/15/2036 - 08/15/2039	19,289,000	23,881,637
4.75%, 02/15/2037	450,000	573,522
5.38%, 02/15/2031	29,000	36,844
8.75%, 08/15/2020	1,000,000	1,097,148
U.S. Treasury Bond, Principal Only STRIPS 05/15/2021 - 02/15/2035	72,543,000	58,916,252
U.S. Treasury Notes
1.13%, 01/31/2019 (K)	5,307,000	5,301,924
1.38%, 01/31/2021	245,000	239,382
1.63%, 08/15/2022 - 02/15/2026	2,684,400	2,581,472
1.75%, 11/30/2021 - 05/15/2023	6,759,000	6,584,248
2.00%, 02/28/2021 - 11/15/2026	8,506,000	8,345,357
2.13%, 01/31/2021 - 05/15/2025	10,605,000	10,451,432
2.25%, 11/15/2024 - 02/15/2027	830,000	809,182
2.50%, 08/15/2023 - 05/15/2024	1,511,000	1,510,359
2.63%, 11/15/2020 - 05/15/2021	789,700	791,546
2.75%, 11/15/2023 - 02/15/2024	2,000,000	2,021,500
2.88%, 04/30/2025 - 05/15/2028	24,068,300	24,462,112
3.13%, 05/15/2021	3,350,000	3,399,727
3.63%, 02/15/2021	3,250,000	3,325,156

		203,699,887

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 0.1%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	$ 58,890	$ 67,022
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 01/15/2022	2,044,259	1,997,321
1.38%, 01/15/2020	88,871	88,301

		2,152,644

Total U.S. Government Obligations (Cost $206,343,022)		205,852,531

	Shares	Value
COMMON STOCKS - 19.6%
Australia - 0.3%
Australia & New Zealand Banking Group, Ltd.	43,111	742,734
BHP Group, Ltd.	44,356	1,069,419
Coles Group, Ltd. (L)	12,715	105,141
Commonwealth Bank of Australia (F)	2,690	137,157
CSL, Ltd.	2,488	324,479
Dexus, REIT	55,074	411,964
Goodman Group, REIT	53,527	400,769
Macquarie Group, Ltd.	683	52,268
National Australia Bank, Ltd.	4,195	71,121
Wesfarmers, Ltd.	12,715	288,556
Westpac Banking Corp.	7,818	137,885

		3,741,493

Austria - 0.0% (G)
Erste Group Bank AG (L)	9,224	305,845

Belgium - 0.1%
Anheuser-Busch InBev SA	12,442	822,537

Bermuda - 0.0% (G)
Aspen Insurance Holdings, Ltd.	900	37,791
Everest Re Group, Ltd.	1,533	333,826
Maiden Holdings, Ltd.	1,050	1,733
RenaissanceRe Holdings, Ltd.	650	86,905
Third Point Reinsurance, Ltd. (L)	1,325	12,773

		473,028

Canada - 0.1%
Lululemon Athletica, Inc. (L)	3,040	369,694
Magna International, Inc.	4,616	209,797
Waste Connections, Inc.	14,947	1,109,815

		1,689,306

Denmark - 0.1%
Chr Hansen Holding A/S	2,895	256,980
Novo Nordisk A/S, Class B	20,261	930,528

		1,187,508

Finland - 0.1%
Cargotec OYJ, B Shares	6,231	191,214
Nokia OYJ	31,569	183,262
Outokumpu OYJ (F)	69,379	252,896
Wartsila OYJ Abp	21,126	337,233

		964,605

France - 0.7%
Air Liquide SA	8,891	1,104,765
Airbus SE	6,003	577,471

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Alstom SA	13,102	$ 529,460
AXA SA	14,993	323,947
BNP Paribas SA	16,183	731,932
Capgemini SE	3,634	361,405
JCDecaux SA	9,566	268,745
Pernod Ricard SA	4,796	787,436
Renault SA	8,067	504,193
Sanofi	12,505	1,084,026
Schneider Electric SE	10,632	727,486
Sodexo SA	5,082	521,132
TOTAL SA	22,087	1,168,639
Vinci SA	1,714	141,434

		8,832,071

Germany - 0.5%
adidas AG	1,864	389,555
Allianz SE	674	135,444
BASF SE	3,203	223,100
Bayer AG	5,530	384,605
Brenntag AG	9,398	410,215
Daimler AG	14,043	740,275
Deutsche Bank AG	10,638	84,840
Deutsche Boerse AG	3,594	429,682
Deutsche Post AG	13,176	359,826
Deutsche Telekom AG	39,131	665,098
Infineon Technologies AG	21,263	425,721
RWE AG	16,313	355,295
SAP SE	11,239	1,115,466
Siemens AG	3,431	382,905

		6,102,027

Hong Kong - 0.2%
AIA Group, Ltd.	99,600	826,767
CK Asset Holdings, Ltd.	46,500	340,266
CK Hutchison Holdings, Ltd.	46,000	441,760
Hong Kong Exchanges & Clearing, Ltd.	22,100	639,532

		2,248,325

Ireland - 0.1%
Accenture PLC, Class A	683	96,310
CRH PLC	6,567	173,808
Jazz Pharmaceuticals PLC (L)	2,461	305,066
Medtronic PLC	8,968	815,729
Ryanair Holdings PLC, ADR (L)	6,181	440,952

		1,831,865

Israel - 0.0% (G)
SolarEdge Technologies, Inc. (F) (L)	650	22,815
Teva Pharmaceutical Industries, Ltd., ADR (L)	10,314	159,042

		181,857

Italy - 0.1%
Assicurazioni Generali SpA	30,290	506,267
Enel SpA	166,396	964,638
Telecom Italia SpA (L)	371,555	205,696
UniCredit SpA	4,195	47,516

		1,724,117

Japan - 1.3%
Asahi Group Holdings, Ltd.	6,700	259,651
Bridgestone Corp.	18,000	690,585

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Central Japan Railway Co.	2,100	$ 443,073
Daicel Corp.	42,200	433,209
Daikin Industries, Ltd.	6,500	690,660
DMG Mori Co., Ltd. (F)	30,200	339,196
Electric Power Development Co., Ltd.	5,300	125,768
Hitachi, Ltd.	7,600	201,478
Honda Motor Co., Ltd.	25,700	677,068
Japan Airlines Co., Ltd.	10,300	365,043
Japan Tobacco, Inc.	17,500	415,819
Kao Corp.	9,000	666,158
Keyence Corp.	300	151,634
Kyowa Hakko Kirin Co., Ltd.	10,500	198,409
Kyushu Electric Power Co., Inc.	6,700	79,781
Mabuchi Motor Co., Ltd.	13,800	422,734
Marui Group Co., Ltd.	16,800	325,583
Mitsubishi Corp.	20,800	570,264
Mitsubishi UFJ Financial Group, Inc.	133,800	656,644
Mitsui Fudosan Co., Ltd.	14,100	313,188
NGK Spark Plug Co., Ltd.	17,000	336,514
Nintendo Co., Ltd.	1,700	451,416
Nippon Telegraph & Telephone Corp.	15,200	620,149
Nomura Research Institute, Ltd.	5,500	203,954
Olympus Corp.	2,400	73,403
Otsuka Corp.	10,400	286,223
Otsuka Holdings Co., Ltd.	13,000	531,235
Panasonic Corp.	41,100	369,219
Renesas Electronics Corp. (L)	72,100	327,473
Seven & i Holdings Co., Ltd.	18,100	786,537
Sony Corp.	6,500	313,363
Sumitomo Electric Industries, Ltd.	22,600	299,300
Sumitomo Mitsui Financial Group, Inc.	17,400	573,592
T&D Holdings, Inc.	33,600	388,669
Tokio Marine Holdings, Inc.	12,300	584,357
Tokyo Gas Co., Ltd.	9,700	245,334
Tokyu Corp.	33,800	552,324
Toray Industries, Inc.	50,500	357,041
Toyota Motor Corp.	19,400	1,122,999
West Japan Railway Co.	3,500	247,279
Yamato Holdings Co., Ltd.	12,000	329,000

		17,025,326

Luxembourg - 0.0% (G)
ArcelorMittal	14,388	299,039

Netherlands - 0.3%
Akzo Nobel NV	7,143	576,160
ASML Holding NV	4,045	635,676
Heineken NV	2,894	255,980
ING Groep NV	46,094	496,963
Koninklijke Philips NV	5,150	182,506
Royal Dutch Shell PLC, Class A	29,064	854,812
Royal Dutch Shell PLC, Class B	37,617	1,121,951

		4,124,048

Puerto Rico - 0.0% (G)
EVERTEC, Inc.	3,275	93,992
First BanCorp	10,875	93,525
OFG Bancorp	750	12,345

		199,862

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Singapore - 0.1%
DBS Group Holdings, Ltd.	38,600	$ 670,923
Kulicke & Soffa Industries, Inc.	5,350	108,444
United Overseas Bank, Ltd.	3,500	63,095

		842,462

Spain - 0.2%
Banco Santander SA	76,245	347,072
Bankia SA (F)	119,774	351,311
Iberdrola SA	140,895	1,132,919
Industria de Diseno Textil SA	25,225	645,949
Telefonica SA	36,022	302,897

		2,780,148

Sweden - 0.1%
Lundin Petroleum AB	12,196	304,584
Spotify Technology SA (K)	2,570	291,695
Svenska Handelsbanken AB, A Shares	61,268	681,648

		1,277,927

Switzerland - 0.6%
Cie Financiere Richemont SA	8,029	517,771
Credit Suisse Group AG (L)	40,442	442,099
Ferguson PLC	8,817	563,818
LafargeHolcim, Ltd. (L)	13,218	545,488
Nestle SA	22,200	1,801,813
Novartis AG	11,910	1,020,022
Roche Holding AG	6,698	1,662,838
Swiss Re AG	5,964	548,690
TE Connectivity, Ltd.	1,361	102,932
Transocean, Ltd. (L)	6,950	48,233
UBS Group AG (L)	30,875	385,111
Zurich Insurance Group AG	886	264,107

		7,902,922

Thailand - 0.0% (G)
Fabrinet (L)	1,925	98,772

United Kingdom - 0.9%
3i Group PLC	49,748	490,404
Aptiv PLC	1,560	96,049
AstraZeneca PLC	3,908	292,542
Aviva PLC	73,760	353,024
Avon Products, Inc. (L)	7,050	10,716
Barratt Developments PLC	52,357	308,846
BP PLC	107,429	679,099
British American Tobacco PLC	24,814	790,698
Burberry Group PLC	18,405	407,131
Cardtronics PLC, Class A (L)	675	17,550
Delphi Technologies PLC	1,550	22,196
Diageo PLC	2,696	96,045
Dixons Carphone PLC	127,447	195,095
Ensco PLC, Class A (F)	2,675	9,523
GlaxoSmithKline PLC	42,854	814,519
HSBC Holdings PLC	84,145	693,808
InterContinental Hotels Group PLC	8,234	444,675
ITV PLC	233,788	372,036
Janus Henderson Group PLC	1,515	31,391
Linde PLC	965	150,579
LivaNova PLC (L)	675	61,742
Lloyds Banking Group PLC	395,227	261,198
Noble Corp. PLC (L)	3,525	9,235

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
nVent Electric PLC	500	$ 11,230
Prudential PLC	39,399	704,056
Rio Tinto PLC	3,439	163,499
Rio Tinto, Ltd.	12,884	712,103
Standard Chartered PLC	87,413	678,861
STERIS PLC	1,325	141,576
Taylor Wimpey PLC	142,901	248,168
Travelport Worldwide, Ltd.	5,575	87,081
Unilever NV, CVA	15,537	844,148
Vodafone Group PLC	378,844	738,315
Whitbread PLC	3,700	215,947

		11,153,085

United States - 13.8%
8x8, Inc. (L)	1,600	28,864
A. Schulman, Inc., CVR (D) (E) (L) (M)	1,325	0
Aaron’s, Inc.	2,775	116,689
AbbVie, Inc.	6,655	613,524
Abercrombie & Fitch Co., Class A	1,000	20,050
ABM Industries, Inc.	825	26,491
Acadia Healthcare Co., Inc. (F) (L)	7,242	186,192
Acorda Therapeutics, Inc. (L)	2,075	32,329
Actuant Corp., Class A	875	18,366
Acuity Brands, Inc.	201	23,105
Adobe, Inc. (L)	3,924	887,766
Adtalem Global Education, Inc. (L)	875	41,405
Advance Auto Parts, Inc.	1,082	170,372
Advanced Energy Industries, Inc. (L)	650	27,905
AdvanSix, Inc. (L)	1,200	29,208
AECOM (L)	4,525	119,912
Aegion Corp. (L)	3,325	54,264
Aerojet Rocketdyne Holdings, Inc. (L)	925	32,588
AES Corp.	13,340	192,896
AGCO Corp.	1,000	55,670
Agilent Technologies, Inc.	1,306	88,103
Agree Realty Corp., REIT	1,325	78,334
AK Steel Holding Corp. (F) (L)	4,925	11,081
Akorn, Inc. (L)	17,000	57,630
Alexion Pharmaceuticals, Inc. (L)	2,487	242,134
Alleghany Corp.	275	171,413
Allegheny Technologies, Inc. (F) (L)	1,975	42,996
Allergan PLC	2,642	353,130
ALLETE, Inc.	1,325	100,991
Alliance Data Systems Corp.	815	122,315
Allison Transmission Holdings, Inc., Class A	6,130	269,168
Allscripts Healthcare Solutions, Inc. (K)	2,950	28,438
Allstate Corp.	3,948	326,223
Alphabet, Inc., Class A (L)	1,618	1,690,745
Alphabet, Inc., Class C (L)	4,588	4,751,379
Altria Group, Inc.	6,512	321,628
AMAG Pharmaceuticals, Inc. (L)	3,700	56,203
Amazon.com, Inc. (L)	3,641	5,468,673
AMC Networks, Inc., Class A (L)	1,250	68,600
Amedisys, Inc. (L)	450	52,699
Ameren Corp.	1,755	114,479
American Assets Trust, Inc., REIT	3,575	143,608
American Axle & Manufacturing Holdings, Inc. (L)	1,625	18,038

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
American Campus Communities, Inc., REIT	3,150	$ 130,378
American Eagle Outfitters, Inc.	4,325	83,602
American Equity Investment Life Holding Co.	1,350	37,719
American Express Co.	7,224	688,592
American Financial Group, Inc.	2,100	190,113
American International Group, Inc.	11,699	461,058
American Public Education, Inc. (L)	300	8,538
American States Water Co.	550	36,872
American Tower Corp., REIT	780	123,388
American Vanguard Corp.	450	6,836
Ameriprise Financial, Inc.	1,230	128,375
Ameris Bancorp	500	15,835
Amgen, Inc.	5,560	1,082,365
AMN Healthcare Services, Inc. (L)	750	42,495
Amphenol Corp., Class A	3,614	292,806
Analog Devices, Inc.	10,616	911,171
Anixter International, Inc. (L)	450	24,440
Anthem, Inc.	4,568	1,199,694
Apergy Corp. (L)	1,250	33,850
Apogee Enterprises, Inc.	425	12,686
Apple, Inc.	35,007	5,522,004
Applied Industrial Technologies, Inc.	600	32,364
Applied Materials, Inc.	23,930	783,468
AptarGroup, Inc.	275	25,869
ArcBest Corp.	2,325	79,654
Archer-Daniels-Midland Co.	3,590	147,082
Archrock, Inc.	2,075	15,542
Arista Networks, Inc. (L)	1,289	271,592
Armada Hoffler Properties, Inc., REIT	7,675	107,910
Arrow Electronics, Inc. (L)	2,300	158,585
Asbury Automotive Group, Inc. (L)	325	21,665
ASGN, Inc. (L)	750	40,875
Ashland Global Holdings, Inc.	975	69,186
Assertio Therapeutics, Inc. (L)	6,725	24,277
Associated Banc-Corp.	4,800	94,992
AT&T, Inc.	20,810	593,917
Atmos Energy Corp.	1,725	159,942
ATN International, Inc.	150	10,730
Automatic Data Processing, Inc.	6,203	813,337
AutoNation, Inc. (L)	975	34,808
AutoZone, Inc. (L)	811	679,894
AvalonBay Communities, Inc., REIT	3,274	569,840
Avanos Medical, Inc. (L)	725	32,473
Avery Dennison Corp.	5,147	462,355
Avis Budget Group, Inc. (L)	1,075	24,166
Avista Corp.	325	13,806
Avnet, Inc.	3,000	108,300
Axon Enterprise, Inc. (L)	900	39,375
Ball Corp.	6,010	276,340
BancorpSouth Bank	1,600	41,824
Bank of America Corp.	79,220	1,951,981
Bank of Hawaii Corp.	975	65,637
Bank of New York Mellon Corp.	1,750	82,372
Bank OZK	825	18,835
Banner Corp.	2,175	116,319
Barnes Group, Inc.	750	40,215
Becton Dickinson and Co.	1,175	264,751
Bel Fuse, Inc., Class B	1,125	20,723

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Belden, Inc.	600	$ 25,062
Bemis Co., Inc.	375	17,213
Berkshire Hathaway, Inc., Class B (L)	7,197	1,469,483
Best Buy Co., Inc.	5,255	278,305
Big Lots, Inc.	850	24,582
Bio-Rad Laboratories, Inc., Class A (L)	325	75,471
Bio-Techne Corp.	575	83,214
Biogen, Inc. (L)	1,851	557,003
BioTelemetry, Inc. (L)	475	28,367
BJ’s Restaurants, Inc.	250	12,643
Black Hills Corp.	300	18,834
BlackRock, Inc.	653	256,511
Blucora, Inc. (L)	1,875	49,950
Boeing Co.	6,411	2,067,547
Boise Cascade Co.	1,875	44,719
Booking Holdings, Inc. (L)	255	439,217
BorgWarner, Inc.	1,777	61,733
Boston Private Financial Holdings, Inc.	1,150	12,156
Boston Scientific Corp. (L)	24,281	858,091
Bottomline Technologies de, Inc. (L)	525	25,200
Boyd Gaming Corp.	1,325	27,534
Briggs & Stratton Corp.	3,050	39,894
Brink’s Co.	775	50,104
Brinker International, Inc. (F)	550	24,189
Bristol-Myers Squibb Co.	6,598	342,964
Broadcom, Inc.	2,076	527,885
Brookline Bancorp, Inc.	1,075	14,857
Brown & Brown, Inc.	2,625	72,345
Brunswick Corp.	1,375	63,869
C&J Energy Services, Inc. (L)	1,000	13,500
Cabot Corp.	1,875	80,512
Cabot Microelectronics Corp.	350	33,373
CACI International, Inc., Class A (L)	1,000	144,030
Caleres, Inc.	1,775	49,398
Callaway Golf Co.	1,575	24,098
Camden Property Trust, REIT	2,100	184,905
Cantel Medical Corp.	550	40,948
Capital One Financial Corp.	11,679	882,816
Carlisle Cos., Inc.	975	98,007
Carpenter Technology Corp.	275	9,793
Carrizo Oil & Gas, Inc. (L)	1,300	14,677
Cars.com, Inc. (L)	550	11,825
Carter’s, Inc.	750	61,215
Casey’s General Stores, Inc.	575	73,680
Catalent, Inc. (L)	8,705	271,422
Caterpillar, Inc.	6,894	876,021
Cathay General Bancorp	1,200	40,236
Cato Corp., Class A	1,100	15,697
Cavco Industries, Inc. (L)	150	19,557
CBRE Group, Inc., Class A (L)	14,253	570,690
CDK Global, Inc.	2,900	138,852
Celanese Corp.	2,422	217,907
Celgene Corp. (L)	6,234	399,537
Centene Corp. (L)	3,630	418,539
Central Garden & Pet Co., Class A (L)	700	21,875
Century Aluminum Co. (L)	725	5,300
CF Industries Holdings, Inc.	5,470	238,000
Charles River Laboratories International, Inc. (L)	825	93,373

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Charles Schwab Corp.	19,810	$ 822,709
Charter Communications, Inc., Class A (L)	2,010	572,790
Chatham Lodging Trust, REIT	625	11,050
Cheesecake Factory, Inc. (F)	750	32,633
Chemed Corp.	250	70,820
Chemours Co.	4,600	129,812
Chesapeake Energy Corp. (F) (L)	11,375	23,888
Chesapeake Lodging Trust, REIT	900	21,915
Chevron Corp.	12,551	1,365,423
Chico’s FAS, Inc.	3,175	17,844
Children’s Place, Inc.	275	24,775
Ciena Corp. (L)	2,400	81,384
Cigna Corp. (L)	4,122	782,850
Cinemark Holdings, Inc.	1,650	59,070
Cintas Corp.	251	42,165
Cirrus Logic, Inc. (L)	925	30,692
Cisco Systems, Inc.	13,767	596,524
Citigroup, Inc.	29,341	1,527,492
Citizens Financial Group, Inc.	3,217	95,641
Citrix Systems, Inc.	2,460	252,052
Clean Harbors, Inc. (L)	200	9,870
CME Group, Inc.	1,442	271,269
CNO Financial Group, Inc.	2,625	39,060
CNX Resources Corp. (L)	3,100	35,402
Coca-Cola Co.	22,624	1,071,246
Cognex Corp.	350	13,535
Coherent, Inc. (L)	350	36,999
Cohu, Inc.	2,500	40,175
Columbia Banking System, Inc.	925	33,568
Comcast Corp., Class A	27,275	928,714
Comfort Systems USA, Inc.	1,500	65,520
Commerce Bancshares, Inc.	2,319	130,722
Commercial Metals Co.	2,825	45,256
Community Bank System, Inc.	500	29,150
Community Health Systems, Inc. (L)	2,250	6,345
CommVault Systems, Inc. (L)	775	45,795
Comtech Telecommunications Corp.	350	8,519
Concho Resources, Inc. (L)	3,898	400,675
CONMED Corp.	375	24,075
ConocoPhillips	10,050	626,617
CONSOL Energy, Inc. (L)	893	28,317
Constellation Brands, Inc., Class A	288	46,316
Cooper-Standard Holdings, Inc. (L)	1,175	72,991
Copart, Inc. (L)	7,647	365,374
Core-Mark Holding Co., Inc.	1,450	33,713
CoreCivic, Inc., REIT	2,775	49,478
CoreLogic, Inc. (L)	1,275	42,610
CoreSite Realty Corp., REIT	725	63,242
Corning, Inc.	11,781	355,904
Corporate Office Properties Trust, REIT	4,075	85,697
Cousins Properties, Inc., REIT	17,442	137,792
Cracker Barrel Old Country Store, Inc.	375	59,947
Crane Co.	2,300	166,014
Credit Acceptance Corp. (L)	692	264,178
Cree, Inc. (L)	275	11,763
Crocs, Inc. (L)	1,150	29,877
Cross Country Healthcare, Inc. (L)	3,850	28,221
CSX Corp.	1,640	101,893

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Cullen / Frost Bankers, Inc.	950	$ 83,543
Cummins, Inc.	1,845	246,566
Curtiss-Wright Corp.	650	66,378
CVS Health Corp.	5,643	369,729
Cypress Semiconductor Corp.	5,675	72,186
CyrusOne, Inc., REIT	1,200	63,456
Dana, Inc.	7,350	100,180
Danaher Corp.	2,388	246,251
Darling Ingredients, Inc. (L)	2,375	45,695
Dean Foods Co.	5,175	19,717
Deckers Outdoor Corp. (L)	950	121,552
Deere & Co.	2,911	434,234
Delta Air Lines, Inc.	15,482	772,552
Denbury Resources, Inc. (F) (L)	15,325	26,206
DexCom, Inc. (L)	4,160	498,368
Diamondback Energy, Inc.	3,760	348,552
DiamondRock Hospitality Co., REIT	8,900	80,812
Dick’s Sporting Goods, Inc.	1,275	39,780
Digi International, Inc. (L)	2,075	20,937
Digital Realty Trust, Inc., REIT	622	66,274
Dillard’s, Inc., Class A (F)	300	18,093
Dime Community Bancshares, Inc.	1,125	19,103
Dine Brands Global, Inc.	275	18,519
Diplomat Pharmacy, Inc. (F) (L)	825	11,105
Discover Financial Services	500	29,490
Discovery, Inc., Class A (F) (L)	6,450	159,573
DISH Network Corp., Class A (L)	2,381	59,454
DocuSign, Inc. (F) (L)	3,790	151,903
Dollar General Corp.	4,604	497,600
Dollar Tree, Inc. (L)	1,814	163,840
Domino’s Pizza, Inc.	650	161,193
Domtar Corp.	3,075	108,025
Donnelley Financial Solutions, Inc. (L)	387	5,430
Douglas Emmett, Inc., REIT	2,700	92,151
DowDuPont, Inc.	17,919	958,308
DSW, Inc., Class A	1,275	31,493
Dun & Bradstreet Corp.	550	78,507
Dunkin’ Brands Group, Inc.	4,895	313,867
DXC Technology Co.	2,680	142,496
DXP Enterprises, Inc. (L)	200	5,568
E.I. Paso Electric Co.	1,225	61,409
Eagle Pharmaceuticals, Inc. (L)	650	26,189
East West Bancorp, Inc.	12,456	542,210
Eastman Chemical Co.	5,437	397,499
Eaton Corp. PLC	8,077	554,567
Eaton Vance Corp.	1,875	65,962
eBay, Inc. (L)	22,390	628,487
Echo Global Logistics, Inc. (L)	425	8,640
Edgewell Personal Care Co. (L)	875	32,681
Electro Scientific Industries, Inc. (L)	625	18,725
Electronic Arts, Inc. (L)	4,296	338,997
Eli Lilly & Co.	5,766	667,242
EMCOR Group, Inc.	2,200	131,318
Emergent BioSolutions, Inc. (L)	250	14,820
Encompass Health Corp.	3,450	212,865
Encore Wire Corp.	350	17,563
Energizer Holdings, Inc.	3,455	155,993
EnerSys	1,966	152,581

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Engility Holdings, Inc. (L)	2,475	$ 70,438
Enova International, Inc. (L)	525	10,217
Ensign Group, Inc.	750	29,093
EOG Resources, Inc.	10,635	927,478
ePlus, Inc. (L)	650	46,260
EPR Properties, REIT	325	20,810
EQT Corp.	1,350	25,502
Equinix, Inc., REIT	355	125,159
Equity Residential, REIT	1,699	112,151
Era Group, Inc. (L)	1,325	11,581
Essendant, Inc.	3,835	48,244
Estee Lauder Cos., Inc., Class A	2,187	284,529
Evercore, Inc., Class A	1,600	114,496
Evergy, Inc.	1,162	65,967
Evolent Health, Inc., Class A (L)	9,702	193,555
Exact Sciences Corp. (L)	4,617	291,333
Exelixis, Inc. (L)	12,540	246,662
Exelon Corp.	21,353	963,020
ExlService Holdings, Inc. (L)	525	27,626
Expedia Group, Inc.	5,017	565,165
Expeditors International of Washington, Inc.	260	17,703
Express, Inc. (L)	1,100	5,621
Exterran Corp. (L)	3,537	62,605
Exxon Mobil Corp.	5,440	370,954
Facebook, Inc., Class A (L)	7,522	986,059
FactSet Research Systems, Inc.	600	120,078
Fair Isaac Corp. (L)	1,875	350,625
Federal Realty Investment Trust, REIT	1,521	179,539
Federal Signal Corp.	900	17,910
Federated Investors, Inc., Class B	1,525	40,489
Fidelity National Information Services, Inc.	5,218	535,106
First American Financial Corp.	3,630	162,043
First Data Corp., Class A (L)	3,950	66,794
First Financial Bancorp	725	17,197
First Horizon National Corp.	3,975	52,311
First Industrial Realty Trust, Inc., REIT	1,725	49,783
First Midwest Bancorp, Inc.	5,525	109,450
First Republic Bank	3,022	262,612
First Solar, Inc. (L)	1,850	78,542
FirstCash, Inc.	1,681	121,620
Five Below, Inc. (L)	875	89,530
Flowers Foods, Inc.	3,850	71,109
Ford Motor Co.	20,079	153,604
Fortinet, Inc. (L)	2,790	196,500
Fortune Brands Home & Security, Inc.	4,541	172,513
Forward Air Corp.	475	26,054
Fossil Group, Inc. (F) (L)	825	12,977
Fox Factory Holding Corp. (L)	575	33,850
Freeport-McMoRan, Inc.	20,384	210,159
Frontier Communications Corp. (F) (L)	1,075	2,559
FTI Consulting, Inc. (L)	675	44,982
Fulton Financial Corp.	3,075	47,601
FutureFuel Corp.	1,600	25,376
G-III Apparel Group, Ltd. (L)	650	18,129
GameStop Corp., Class A	1,550	19,561
Gannett Co., Inc.	4,950	42,223
General Dynamics Corp.	4,165	654,780
General Mills, Inc.	2,856	111,213

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
General Motors Co.	7,660	$ 256,227
Genesco, Inc. (L)	200	8,860
Gentex Corp.	4,125	83,366
Geo Group, Inc., REIT	4,737	93,319
Getty Realty Corp., REIT	3,877	114,023
Gibraltar Industries, Inc. (L)	475	16,905
Gilead Sciences, Inc.	14,281	893,277
Global Payments, Inc.	5,429	559,893
Globus Medical, Inc., Class A (L)	1,175	50,854
GoDaddy, Inc., Class A (L)	6,974	457,634
Goldman Sachs Group, Inc.	1,571	262,436
Graham Holdings Co., Class B	75	48,043
Green Bancorp, Inc.	375	6,428
Green Dot Corp., Class A (L)	725	57,652
Greenbrier Cos., Inc.	2,150	85,011
Greif, Inc., Class A	800	29,688
Group 1 Automotive, Inc.	325	17,134
Gulfport Energy Corp. (L)	2,275	14,901
H&R Block, Inc.	11,763	298,427
Haemonetics Corp. (L)	900	90,045
Hain Celestial Group, Inc. (L)	1,050	16,653
Hancock Whitney Corp.	3,225	111,746
Hanesbrands, Inc.	11,700	146,601
Hanmi Financial Corp.	2,100	41,370
Hanover Insurance Group, Inc.	1,800	210,186
Harsco Corp. (L)	1,275	25,322
Hartford Financial Services Group, Inc.	7,251	322,307
Haverty Furniture Cos., Inc.	250	4,695
Hawaiian Electric Industries, Inc.	2,875	105,282
Hawaiian Holdings, Inc.	800	21,128
Hawkins, Inc.	150	6,143
HCA Healthcare, Inc.	1,800	224,010
HCI Group, Inc.	100	5,081
HD Supply Holdings, Inc. (L)	6,872	257,837
HealthEquity, Inc. (L)	675	40,264
HealthStream, Inc.	450	10,868
Heidrick & Struggles International, Inc.	1,925	60,041
Helen of Troy, Ltd. (L)	950	124,621
Helix Energy Solutions Group, Inc. (L)	1,325	7,168
Herbalife Nutrition, Ltd. (L)	4,580	269,991
Herman Miller, Inc.	1,525	46,131
Hersha Hospitality Trust, REIT	575	10,086
Hewlett Packard Enterprise Co.	24,225	320,012
HFF, Inc., Class A	550	18,238
HighPoint Resources Corp. (L)	1,950	4,856
Highwoods Properties, Inc., REIT	4,025	155,727
Hill-Rom Holdings, Inc.	1,975	174,886
Hillenbrand, Inc.	1,025	38,878
Hilton Worldwide Holdings, Inc.	8,084	580,431
HMS Holdings Corp. (L)	1,225	34,459
HNI Corp.	625	22,144
HollyFrontier Corp.	3,780	193,234
Home BancShares, Inc.	1,250	20,425
Home Depot, Inc.	5,979	1,027,312
Honeywell International, Inc.	6,658	879,655
Hospitality Properties Trust, REIT	6,050	144,474
Host Hotels & Resorts, Inc., REIT	6,811	113,539
HP, Inc.	29,905	611,856

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Hub Group, Inc., Class A (L)	2,675	$ 99,162
Hubbell, Inc.	850	84,439
Humana, Inc.	2,365	677,525
Huntington Bancshares, Inc.	10,138	120,845
Huntsman Corp.	7,350	141,781
ICU Medical, Inc. (L)	250	57,407
IDACORP, Inc.	1,300	120,978
IDEX Corp.	925	116,790
Illumina, Inc. (L)	2,131	639,151
Independent Bank Corp.	425	29,882
Ingersoll-Rand PLC	3,529	321,951
Ingevity Corp. (L)	650	54,398
Ingredion, Inc.	1,480	135,272
Innophos Holdings, Inc.	900	22,077
Innospec, Inc.	350	21,616
Inogen, Inc. (L)	75	9,313
Insight Enterprises, Inc. (L)	1,050	42,787
Insperity, Inc.	625	58,350
Insteel Industries, Inc.	300	7,284
Integer Holdings Corp. (L)	1,300	99,138
Integra LifeSciences Holdings Corp. (L)	1,075	48,482
Integrated Device Technology, Inc. (L)	1,300	62,959
Intel Corp.	3,791	177,912
Intercept Pharmaceuticals, Inc. (L)	1,952	196,742
Intercontinental Exchange, Inc.	5,467	411,829
InterDigital, Inc.	500	33,215
Interface, Inc.	975	13,894
International Bancshares Corp.	825	28,380
INTL. FCStone, Inc. (L)	250	9,145
Intuit, Inc.	2,250	442,912
Intuitive Surgical, Inc. (L)	1,166	558,421
Investment Technology Group, Inc.	625	18,900
ITT, Inc.	3,050	147,223
j2 Global, Inc.	750	52,035
Jabil, Inc.	5,725	141,923
Jack in the Box, Inc.	375	29,111
JBG SMITH Properties, REIT	1,475	51,345
JetBlue Airways Corp. (L)	5,875	94,352
John B Sanfilippo & Son, Inc.	125	6,958
John Wiley & Sons, Inc., Class A	1,325	62,235
Johnson & Johnson	8,269	1,067,114
Jones Lang LaSalle, Inc.	1,200	151,920
Kaiser Aluminum Corp.	275	24,555
Kaman Corp.	1,525	85,537
KB Home	5,375	102,662
KBR, Inc.	7,000	106,260
Kelly Services, Inc., Class A	3,850	78,848
Kemet Corp.	1,100	19,294
Kemper Corp.	725	48,125
Kennametal, Inc.	1,125	37,440
KeyCorp	28,611	422,871
Kilroy Realty Corp., REIT	1,375	86,460
Kite Realty Group Trust, REIT	3,050	42,974
KLA-Tencor Corp.	1,070	95,754
KLX Energy Services Holdings, Inc. (L)	315	7,387
Kohl’s Corp.	3,760	249,438
Korn/Ferry International	2,225	87,976
Kraton Corp. (L)	950	20,748

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
La-Z-Boy, Inc.	700	$ 19,397
Lam Research Corp.	1,655	225,361
Landstar System, Inc.	1,200	114,804
Lantheus Holdings, Inc. (L)	2,350	36,778
LegacyTexas Financial Group, Inc.	550	17,650
Legg Mason, Inc.	1,325	33,801
Leidos Holdings, Inc.	2,275	119,938
Lennar Corp., Class A	4,958	194,106
Lennox International, Inc.	3,328	728,366
LHC Group, Inc. (L)	425	39,899
Liberty Property Trust, REIT	2,275	95,277
Life Storage, Inc., REIT	775	72,067
Ligand Pharmaceuticals, Inc. (F) (L)	500	67,850
Lincoln Electric Holdings, Inc.	1,000	78,850
Lincoln National Corp.	9,392	481,904
Littelfuse, Inc.	325	55,731
Live Nation Entertainment, Inc. (L)	2,125	104,656
LKQ Corp. (L)	10,473	248,524
LogMeIn, Inc.	700	57,099
Louisiana-Pacific Corp.	3,750	83,325
Lowe’s Cos., Inc.	3,784	349,490
LSC Communications, Inc.	3,162	22,134
Lumentum Holdings, Inc. (L)	1,800	75,618
M&T Bank Corp.	300	42,939
Macy’s, Inc.	4,076	121,383
Magellan Health, Inc. (L)	1,000	56,890
ManpowerGroup, Inc.	1,025	66,420
ManTech International Corp., Class A	475	24,840
Marathon Petroleum Corp.	13,849	817,229
MarineMax, Inc. (L)	375	6,866
Marriott Vacations Worldwide Corp.	4,060	286,271
Marsh & McLennan Cos., Inc.	1,483	118,269
Masco Corp.	9,240	270,178
Masimo Corp. (L)	1,175	126,160
MasTec, Inc. (F) (L)	1,075	43,602
Mastercard, Inc., Class A	6,401	1,207,549
Matador Resources Co. (L)	800	12,424
Materion Corp.	300	13,497
Matrix Service Co. (L)	950	17,043
Matson, Inc.	700	22,414
MAXIMUS, Inc.	1,000	65,090
MB Financial, Inc.	800	31,704
McDermott International, Inc. (L)	4,899	32,039
McKesson Corp.	1,680	185,590
MDC Holdings, Inc.	735	20,661
MDU Resources Group, Inc.	2,975	70,924
Medical Properties Trust, Inc., REIT	19,375	311,550
Medicines Co. (F) (L)	3,950	75,603
Medifast, Inc.	200	25,004
MEDNAX, Inc. (L)	3,150	103,950
Merck & Co., Inc.	11,954	913,405
Meredith Corp.	625	32,463
Methode Electronics, Inc.	2,500	58,225
MetLife, Inc.	10,717	440,040
Michaels Cos., Inc. (L)	1,575	21,326
Microchip Technology, Inc.	778	55,954
Micron Technology, Inc. (L)	3,340	105,978
Microsoft Corp.	75,600	7,678,692

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
MicroStrategy, Inc., Class A (L)	575	$ 73,456
Minerals Technologies, Inc.	575	29,521
MKS Instruments, Inc.	1,225	79,147
Molina Healthcare, Inc. (L)	3,520	409,094
Molson Coors Brewing Co., Class B	10,417	585,019
Momenta Pharmaceuticals, Inc. (L)	4,625	51,060
Mondelez International, Inc., Class A	19,241	770,217
Monotype Imaging Holdings, Inc.	1,475	22,892
Moog, Inc., Class A	875	67,795
Morgan Stanley	18,527	734,596
Motorola Solutions, Inc.	408	46,936
Movado Group, Inc.	250	7,905
MSA Safety, Inc.	450	42,421
MSC Industrial Direct Co., Inc., Class A	700	53,844
Mueller Industries, Inc.	925	21,608
Murphy Oil Corp.	2,900	67,831
Murphy USA, Inc. (L)	350	26,824
Mylan NV (L)	2,098	57,485
MYR Group, Inc. (L)	2,725	76,763
Myriad Genetics, Inc. (L)	1,025	29,797
Nanometrics, Inc. (L)	400	10,932
Nasdaq, Inc.	4,888	398,714
National Fuel Gas Co. (F)	1,600	81,888
National Instruments Corp.	2,325	105,508
National Storage Affiliates Trust, REIT	1,625	42,997
Nautilus, Inc. (L)	575	6,268
Navigant Consulting, Inc.	725	17,436
Navigators Group, Inc.	200	13,898
NBT Bancorp, Inc.	500	17,295
NCR Corp. (L)	2,150	49,622
Neenah, Inc.	250	14,730
Nektar Therapeutics (L)	766	25,178
NetApp, Inc.	3,590	214,215
Netflix, Inc. (L)	4,361	1,167,265
NETGEAR, Inc. (L)	775	40,323
New Jersey Resources Corp.	1,400	63,938
New Media Investment Group, Inc.	1,200	13,884
Newmont Mining Corp.	2,999	103,915
Newpark Resources, Inc. (L)	1,400	9,618
NextEra Energy, Inc.	5,648	981,735
NextGen Healthcare, Inc. (L)	775	11,741
NIC, Inc.	825	10,296
Nordson Corp.	1,722	205,521
Norfolk Southern Corp.	4,927	736,784
Northrop Grumman Corp.	1,204	294,860
NorthWestern Corp.	650	38,636
NOW, Inc. (L)	5,000	58,200
NRG Energy, Inc.	7,040	278,784
Nu Skin Enterprises, Inc., Class A	775	47,531
NuVasive, Inc. (L)	725	35,931
NVIDIA Corp.	7,337	979,489
NVR, Inc. (L)	65	158,404
O’Reilly Automotive, Inc. (L)	2,318	798,157
Oasis Petroleum, Inc. (L)	4,225	23,364
Occidental Petroleum Corp.	8,123	498,590
Oceaneering International, Inc. (L)	1,625	19,663
Office Depot, Inc.	15,975	41,215
OGE Energy Corp.	5,625	220,444

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Oil States International, Inc. (L)	975	$ 13,923
Old Dominion Freight Line, Inc.	2,949	364,172
Old Republic International Corp.	7,575	155,818
Ollie’s Bargain Outlet Holdings, Inc. (L)	800	53,208
Omnicom Group, Inc.	570	41,747
ONEOK, Inc.	5,195	280,270
Opus Bank	300	5,877
Oracle Corp.	19,223	867,918
OraSure Technologies, Inc. (L)	850	9,928
Orion Group Holdings, Inc. (L)	2,425	10,403
Orthofix Medical, Inc. (L)	750	39,368
Oshkosh Corp.	5,121	313,969
Owens & Minor, Inc.	5,314	33,638
Owens-Illinois, Inc. (L)	3,600	62,064
Oxford Industries, Inc.	200	14,208
PACCAR, Inc.	6,754	385,924
Packaging Corp. of America	523	43,650
PacWest Bancorp	3,475	115,648
Palo Alto Networks, Inc. (L)	3,360	632,856
Par Pacific Holdings, Inc. (L)	3,350	47,503
Parker-Hannifin Corp.	2,273	338,995
Parsley Energy, Inc., Class A (L)	2,372	37,905
Patrick Industries, Inc. (L)	400	11,844
Patterson Cos., Inc.	3,075	60,454
Patterson-UTI Energy, Inc.	3,075	31,826
PayPal Holdings, Inc. (L)	14,726	1,238,309
PBF Energy, Inc., Class A	9,055	295,827
PDC Energy, Inc. (L)	1,050	31,248
Peabody Energy Corp.	6,990	213,055
Pebblebrook Hotel Trust, REIT	1,329	37,624
Penn National Gaming, Inc. (L)	1,300	24,479
PepsiCo, Inc.	12,403	1,370,283
Perficient, Inc. (L)	2,375	52,867
Perspecta, Inc.	4,250	73,185
Pfizer, Inc.	32,656	1,425,434
PG&E Corp. (L)	1,161	27,574
PGT Innovations, Inc. (L)	675	10,699
Philip Morris International, Inc.	11,660	778,422
Photronics, Inc. (L)	900	8,712
Pilgrim’s Pride Corp. (L)	6,515	101,048
Pinnacle Financial Partners, Inc.	1,125	51,862
Pioneer Energy Services Corp. (L)	1,125	1,384
Pioneer Natural Resources Co.	3,665	482,021
Piper Jaffray Cos.	500	32,920
Pitney Bowes, Inc.	2,725	16,105
Plexus Corp. (L)	525	26,817
PNM Resources, Inc.	1,275	52,390
Polaris Industries, Inc.	875	67,095
PolyOne Corp.	1,275	36,465
Pool Corp.	307	45,636
Post Holdings, Inc. (L)	4,270	380,585
PotlatchDeltic Corp.	1,940	61,382
PRA Health Sciences, Inc. (L)	900	82,764
Primerica, Inc.	650	63,511
Principal Financial Group, Inc.	1,927	85,116
Procter & Gamble Co.	4,870	447,650
Progress Software Corp.	725	25,730
Progressive Corp.	10,156	612,711

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Prologis, Inc., REIT	7,745	$ 454,786
Provident Financial Services, Inc.	950	22,924
Prudential Financial, Inc.	1,900	154,945
PS Business Parks, Inc., REIT	450	58,950
PTC, Inc. (L)	625	51,812
Public Service Enterprise Group, Inc.	2,015	104,881
PulteGroup, Inc.	4,860	126,311
PVH Corp.	2,977	276,712
QEP Resources, Inc. (L)	3,425	19,283
QUALCOMM, Inc.	7,290	414,874
Qualys, Inc. (L)	500	37,370
QuinStreet, Inc. (L)	2,025	32,866
R.R. Donnelley & Sons Co.	2,883	11,417
Rambus, Inc. (L)	3,200	24,544
Range Resources Corp.	3,150	30,146
Raven Industries, Inc.	500	18,095
Rayonier Advanced Materials, Inc.	1,875	19,969
Rayonier, Inc., REIT	4,800	132,912
Red Hat, Inc. (L)	971	170,546
Red Robin Gourmet Burgers, Inc. (L)	200	5,344
Regal Beloit Corp.	2,000	140,100
Regions Financial Corp.	24,992	334,393
Reinsurance Group of America, Inc.	900	126,207
Reliance Steel & Aluminum Co.	2,350	167,249
Renewable Energy Group, Inc. (F) (L)	2,200	56,540
Resources Connection, Inc.	1,775	25,205
Revance Therapeutics, Inc. (L)	5,161	103,891
REX American Resources Corp. (L)	100	6,811
RH (L)	300	35,946
Robert Half International, Inc.	2,330	133,276
Ross Stores, Inc.	16,069	1,336,941
Rowan Cos. PLC, Class A (F) (L)	1,800	15,102
Royal Caribbean Cruises, Ltd.	863	84,393
Royal Gold, Inc.	325	27,836
RPM International, Inc.	1,725	101,395
Rudolph Technologies, Inc. (L)	2,875	58,851
Ruth’s Hospitality Group, Inc.	425	9,660
Ryman Hospitality Properties, Inc., REIT	800	53,352
S&P Global, Inc.	2,654	451,021
Sabra Health Care REIT, Inc.	2,416	39,816
Sabre Corp.	4,000	86,560
Safety Insurance Group, Inc.	200	16,362
Sage Therapeutics, Inc. (L)	1,000	95,790
Saia, Inc. (L)	250	13,955
SailPoint Technologies Holding, Inc. (L)	8,720	204,833
salesforce.com, Inc. (L)	12,375	1,695,004
Sally Beauty Holdings, Inc. (L)	2,000	34,100
Sanderson Farms, Inc.	300	29,787
Sanmina Corp. (L)	4,350	104,661
Saul Centers, Inc., REIT	175	8,264
ScanSource, Inc. (L)	1,375	47,272
Schweitzer-Mauduit International, Inc.	2,650	66,382
Science Applications International Corp.	650	41,405
Scotts Miracle-Gro Co.	650	39,949
SEI Investments Co.	2,050	94,710
Select Medical Holdings Corp. (L)	5,600	85,960
Selective Insurance Group, Inc.	800	48,752
Sempra Energy	3,922	424,321

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Semtech Corp. (L)	1,050	$ 48,163
Seneca Foods Corp., Class A (L)	450	12,699
Senior Housing Properties Trust, REIT	6,525	76,473
ServiceNow, Inc. (L)	3,028	539,135
Shutterfly, Inc. (L)	525	21,137
Signature Bank	650	66,826
Signet Jewelers, Ltd.	975	30,976
Silgan Holdings, Inc.	3,350	79,127
Skechers U.S.A., Inc., Class A (L)	2,075	47,497
SkyWest, Inc.	1,300	57,811
Sleep Number Corp. (L)	750	23,798
SLM Corp. (L)	6,600	54,846
SM Energy Co.	1,625	25,155
Snap-on, Inc.	1,869	271,547
Sonoco Products Co.	900	47,817
Sotheby’s (L)	225	8,942
Southwest Gas Holdings, Inc.	750	57,375
Southwestern Energy Co. (L)	7,625	26,001
Spark Therapeutics, Inc. (F) (L)	2,828	110,688
SpartanNash Co.	2,500	42,950
Spectrum Pharmaceuticals, Inc. (L)	5,725	50,094
Spire, Inc.	75	5,556
Splunk, Inc. (L)	3,421	358,692
Spok Holdings, Inc.	1,325	17,570
Sprouts Farmers Market, Inc. (L)	300	7,053
SPS Commerce, Inc. (L)	300	24,714
SPX Corp. (L)	550	15,406
SPX FLOW, Inc. (L)	650	19,773
Square, Inc., Class A (L)	1,269	71,178
SRC Energy, Inc. (L)	3,925	18,448
Stamps.com, Inc. (L)	225	35,019
Standex International Corp.	200	13,436
Stanley Black & Decker, Inc.	5,620	672,939
State Street Corp.	1,729	109,048
Steel Dynamics, Inc.	6,050	181,742
Stepan Co.	1,025	75,850
Steven Madden, Ltd.	1,250	37,825
Stewart Information Services Corp.	375	15,525
Stifel Financial Corp.	2,300	95,266
Strategic Education, Inc.	346	39,243
Summit Hotel Properties, Inc., REIT	1,625	15,811
SunCoke Energy, Inc. (L)	1,025	8,764
SunTrust Banks, Inc.	7,687	387,732
Sykes Enterprises, Inc. (L)	3,050	75,426
Synaptics, Inc. (L)	525	19,535
Synchrony Financial	10,280	241,169
Syneos Health, Inc. (L)	825	32,464
SYNNEX Corp.	350	28,294
Synovus Financial Corp.	1,750	55,982
T-Mobile US, Inc. (L)	5,941	377,907
T. Rowe Price Group, Inc.	4,072	375,927
Tailored Brands, Inc. (F)	700	9,548
Take-Two Interactive Software, Inc. (L)	5,237	539,097
Tapestry, Inc.	2,800	94,500
Taubman Centers, Inc., REIT	1,000	45,490
TCF Financial Corp.	8,650	168,588
TD Ameritrade Holding Corp.	6,203	303,699
Tech Data Corp. (L)	1,950	159,529

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
TEGNA, Inc.	8,625	$ 93,754
Teladoc Health, Inc. (F) (L)	5,655	280,318
Teledyne Technologies, Inc. (L)	550	113,888
Teleflex, Inc.	675	174,474
Telephone & Data Systems, Inc.	4,425	143,989
Tenet Healthcare Corp. (L)	9,530	163,344
Teradata Corp. (L)	2,450	93,982
Teradyne, Inc.	3,175	99,631
Terex Corp.	2,725	75,128
Tesla, Inc. (L)	1,218	405,350
Tetra Tech, Inc.	2,575	133,308
TETRA Technologies, Inc. (L)	2,075	3,486
Texas Capital Bancshares, Inc. (L)	775	39,595
Texas Instruments, Inc.	11,156	1,054,242
Texas Roadhouse, Inc.	1,025	61,192
TherapeuticsMD, Inc. (F) (L)	26,361	100,435
Thermo Fisher Scientific, Inc.	1,570	351,350
Thor Industries, Inc.	775	40,300
Timken Co.	3,200	119,424
TiVo Corp.	2,950	27,760
Toll Brothers, Inc.	4,700	154,771
TopBuild Corp. (L)	550	24,750
Toro Co.	1,200	67,056
Tractor Supply Co.	4,070	339,601
TransDigm Group, Inc. (L)	400	136,024
Travelers Cos., Inc.	3,480	416,730
TreeHouse Foods, Inc. (L)	2,150	109,026
TRI Pointe Group, Inc. (L)	2,300	25,139
Trimble, Inc. (L)	3,050	100,375
Trinity Industries, Inc.	918	18,902
Triumph Group, Inc.	700	8,050
TrueBlue, Inc. (L)	3,375	75,094
TrustCo Bank Corp.	6,425	44,075
Trustmark Corp.	950	27,009
TTM Technologies, Inc. (L)	1,325	12,892
Tupperware Brands Corp.	2,325	73,400
Twitter, Inc. (L)	8,100	232,794
Tyler Technologies, Inc. (L)	400	74,328
U.S. Steel Corp.	2,775	50,616
UGI Corp.	5,500	293,425
Ultimate Software Group, Inc. (L)	475	116,313
Ultra Clean Holdings, Inc. (L)	1,225	10,376
UMB Financial Corp.	550	33,534
Umpqua Holdings Corp.	8,225	130,777
UniFirst Corp.	250	35,768
Union Pacific Corp.	7,486	1,034,790
Unisys Corp. (F) (L)	4,100	47,683
Unit Corp. (L)	850	12,138
United Community Banks, Inc.	4,150	89,059
United Continental Holdings, Inc. (L)	4,325	362,132
United Insurance Holdings Corp.	1,500	24,930
United Natural Foods, Inc. (L)	800	8,472
United Rentals, Inc. (L)	2,133	218,696
United Technologies Corp.	3,781	402,601
United Therapeutics Corp. (L)	1,875	204,187
UnitedHealth Group, Inc.	11,705	2,915,950
Uniti Group, Inc., REIT	2,700	42,039
Universal Corp.	325	17,599

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Universal Forest Products, Inc.	3,000	$ 77,880
Universal Insurance Holdings, Inc.	575	21,804
Urban Outfitters, Inc. (L)	9,115	302,618
Urstadt Biddle Properties, Inc., Class A, REIT	500	9,610
US Concrete, Inc. (F) (L)	200	7,056
US Silica Holdings, Inc. (F)	750	7,635
Valero Energy Corp.	5,210	390,594
Valmont Industries, Inc.	325	36,059
Varex Imaging Corp. (L)	575	13,616
Vectren Corp.	2,375	170,952
Veeco Instruments, Inc. (L)	108	800
Veeva Systems, Inc., Class A (L)	3,592	320,837
Ventas, Inc., REIT	2,004	117,414
Veritiv Corp. (L)	1,050	26,219
Verizon Communications, Inc.	26,903	1,512,487
Vertex Pharmaceuticals, Inc. (L)	4,560	755,638
Viad Corp.	775	38,820
Viavi Solutions, Inc. (L)	3,375	33,919
Virtusa Corp. (L)	400	17,036
Visa, Inc., Class A	15,424	2,035,043
Vishay Intertechnology, Inc.	2,050	36,921
Vistra Energy Corp. (L)	8,320	190,445
VMware, Inc., Class A	4,030	552,634
Vonage Holdings Corp. (L)	13,950	121,783
Vornado Realty Trust, REIT	4,852	300,970
Vulcan Materials Co.	2,800	276,640
Wabash National Corp.	1,125	14,715
Wabtec Corp. (F)	700	49,175
WageWorks, Inc. (L)	1,700	46,172
Walgreens Boots Alliance, Inc.	4,520	308,852
Walker & Dunlop, Inc.	425	18,381
Walt Disney Co.	9,002	987,069
Watsco, Inc.	500	69,570
Watts Water Technologies, Inc., Class A	425	27,425
Wayfair, Inc., Class A (F) (L)	1,816	163,585
Webster Financial Corp.	1,425	70,238
Weight Watchers International, Inc. (L)	600	23,130
Weingarten Realty Investors, REIT	675	16,747
WellCare Health Plans, Inc. (L)	981	231,604
Wells Fargo & Co.	19,083	879,345
West Pharmaceutical Services, Inc.	1,150	112,734
Western Digital Corp.	1,300	48,061
WestRock Co.	5,589	211,041
WEX, Inc. (L)	650	91,039
William Lyon Homes, Class A (L)	425	4,543
Williams-Sonoma, Inc. (F)	1,175	59,279
Winnebago Industries, Inc.	450	10,895
Wintrust Financial Corp.	2,050	136,304
Wolverine World Wide, Inc.	1,525	48,632
Workday, Inc., Class A (L)	1,717	274,171
World Fuel Services Corp.	1,075	23,016
World Wrestling Entertainment, Inc., Class A	3,285	245,455
Worldpay, Inc., Class A (L)	3,292	251,608
Worthington Industries, Inc.	1,750	60,970
WPX Energy, Inc. (L)	7,900	89,665
WR Berkley Corp.	1,325	97,931
WW Grainger, Inc.	1,420	400,951
Wyndham Destinations, Inc.	375	13,440

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Wyndham Hotels & Resorts, Inc.	1,575	$ 71,458
Xcel Energy, Inc.	11,818	582,273
Xilinx, Inc.	3,030	258,065
Yelp, Inc., Class A (L)	1,150	40,239
Yum! Brands, Inc.	4,577	420,718
Zebra Technologies Corp., Class A (L)	2,070	329,606
Zimmer Biomet Holdings, Inc.	5,584	579,172
Zoetis, Inc.	531	45,422
Zumiez, Inc. (L)	1,300	24,921

		181,676,900

Total Common Stocks (Cost $262,260,695)		257,485,075

PREFERRED STOCK - 0.0% (G)
Germany - 0.0% (G)
Henkel AG & Co. KGaA, 1.87% (N)	4,736	517,309

Total Preferred Stock (Cost $641,721)		517,309

INVESTMENT COMPANIES - 4.1%
United States - 4.1%
JPMorgan High Yield Fund	2,013,774	13,673,523
JPMorgan Value Advantage Fund	1,320,052	40,327,592

Total Investment Companies (Cost $54,137,900)		54,001,115

	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (N)	4,049,251	$ 4,049,251

Total Other Investment Company (Cost $4,049,251)		4,049,251

	Principal	Value
REPURCHASE AGREEMENT - 2.4%
Fixed Income Clearing Corp., 1.45% (N), dated 12/31/2018, to be repurchased at $31,433,178 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $32,061,516.	$ 31,430,646	31,430,646

Total Repurchase Agreement (Cost $31,430,646)		31,430,646

Total Investments (Cost $1,322,517,546)		1,310,099,724
Net Other Assets (Liabilities) - 0.4%		5,136,218

Net Assets - 100.0%		$ 1,315,235,942

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	227	03/29/2019	$25,616,009	$26,034,063	$418,054	$—
10-Year U.S. Treasury Note	Long	587	03/20/2019	70,927,464	71,623,172	695,708	—
E-Mini Russell 2000® Index	Long	2	03/15/2019	141,589	134,900	—	(6,689)
E-Mini Russell 2000® Index	Short	(103)	03/15/2019	(7,394,918)	(6,947,350)	447,568	—
EURO STOXX 50® Index	Long	31	03/15/2019	1,076,595	1,056,312	—	(20,283)
EURO STOXX 50® Index	Short	(440)	03/15/2019	(15,522,500)	(14,992,822)	529,678	—
FTSE 100 Index	Long	8	03/15/2019	677,472	679,005	1,533	—
German Euro Bund Index	Short	(106)	03/07/2019	(19,729,335)	(19,861,846)	—	(132,511)
MSCI EAFE Index	Long	77	03/15/2019	6,601,579	6,606,600	5,021	—
MSCI Emerging Markets Index	Long	529	03/15/2019	26,109,890	25,571,860	—	(538,030)
S&P 500® E-Mini Index	Long	70	03/15/2019	8,790,267	8,768,200	—	(22,067)
S&P Midcap 400® E-Mini Index	Long	4	03/15/2019	694,408	664,880	—	(29,528)
S&P/ASX 200 Index	Short	(85)	03/21/2019	(8,261,602)	(8,323,390)	—	(61,788)
S&P/TSX 60 Index	Short	(50)	03/14/2019	(6,467,471)	(6,279,666)	187,805	—
TOPIX Index	Long	6	03/07/2019	867,176	817,572	—	(49,604)

Total						$2,285,367	$(860,500)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Agency Obligations	27.0%	$353,602,731
U.S. Government Obligations	15.7	205,852,531
Asset-Backed Securities	10.8	141,687,508
Mortgage-Backed Securities	4.7	61,373,270
Banks	4.1	54,062,766
U.S. Equity Funds	3.1	40,327,592
Oil, Gas & Consumable Fuels	2.2	28,501,363
Capital Markets	2.0	26,173,684
Software	1.6	21,034,103
Insurance	1.4	18,002,944
Electric Utilities	1.3	17,473,928
Pharmaceuticals	1.1	14,984,159
U.S. Fixed Income Funds	1.0	13,673,523
Health Care Providers & Services	1.0	13,669,429
Equity Real Estate Investment Trusts	1.0	12,727,225
Technology Hardware, Storage & Peripherals	0.8	10,882,847
IT Services	0.8	10,620,164
Diversified Telecommunication Services	0.8	10,438,943
Media	0.8	10,005,152
Airlines	0.8	9,808,200
Semiconductors & Semiconductor Equipment	0.7	9,258,071
Beverages	0.7	9,201,527
Diversified Financial Services	0.7	9,020,244
Internet & Direct Marketing Retail	0.7	8,637,520
Chemicals	0.6	8,325,266
Machinery	0.6	8,198,015
Specialty Retail	0.6	8,025,699
Foreign Government Obligations	0.6	8,019,006
Biotechnology	0.6	7,864,537
Interactive Media & Services	0.6	7,745,907
Consumer Finance	0.6	7,364,662
Aerospace & Defense	0.5	6,513,035
Food Products	0.5	6,196,341
Health Care Equipment & Supplies	0.5	6,035,528
Road & Rail	0.4	5,654,289
Entertainment	0.4	4,978,924
Metals & Mining	0.4	4,854,632
Automobiles	0.4	4,720,266
Trading Companies & Distributors	0.3	3,742,625
Hotels, Restaurants & Leisure	0.3	3,540,898
Multi-Utilities	0.3	3,472,403
Electronic Equipment, Instruments & Components	0.2	3,150,008
Food & Staples Retailing	0.2	3,127,262
Electrical Equipment	0.2	2,922,459
Industrial Conglomerates	0.2	2,915,260
Commercial Services & Supplies	0.2	2,846,395
Diversified Consumer Services	0.2	2,808,374
Wireless Telecommunication Services	0.2	2,800,720
Gas Utilities	0.2	2,717,546
Tobacco	0.2	2,610,588
Building Products	0.2	2,604,629
Textiles, Apparel & Luxury Goods	0.2	2,601,781
Personal Products	0.2	2,290,541
Household Durables	0.2	2,287,918
Communications Equipment	0.2	2,117,444
Containers & Packaging	0.2	2,036,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Auto Components	0.2%		$2,024,599
Multiline Retail	0.1		1,937,995
Real Estate Management & Development	0.1		1,792,903
Life Sciences Tools & Services	0.1		1,609,602
Household Products	0.1		1,480,085
Energy Equipment & Services	0.1		1,362,806
Construction Materials	0.1		1,330,689
Air Freight & Logistics	0.1		1,042,281
Independent Power & Renewable Electricity Producers	0.1		902,132
Health Care Technology	0.1		880,216
Professional Services	0.1		813,182
Construction & Engineering	0.1		808,182
Transportation Infrastructure	0.0	(G)	631,950
Municipal Government Obligations	0.0	(G)	575,910
Water Utilities	0.0	(G)	385,209
Distributors	0.0	(G)	327,873
Paper & Forest Products	0.0	(G)	317,181
Leisure Products	0.0	(G)	161,330
Thrifts & Mortgage Finance	0.0	(G)	104,483
Marine	0.0	(G)	22,414

Investments	97.3		1,274,619,827
Short-Term Investments	2.7		35,479,897

Total Investments	100.0%		$1,310,099,724

SECURITY VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$140,901,132	$786,376	$141,687,508
Corporate Debt Securities	—	191,494,636	10,736	191,505,372
Foreign Government Obligations	—	8,019,006	—	8,019,006
Mortgage-Backed Securities	—	61,373,270	—	61,373,270
Municipal Government Obligations	—	575,910	—	575,910
U.S. Government Agency Obligations	—	353,602,731	—	353,602,731
U.S. Government Obligations	—	205,852,531	—	205,852,531
Common Stocks	187,177,954	70,307,121	0	257,485,075
Preferred Stock	—	517,309	—	517,309
Investment Companies	54,001,115	—	—	54,001,115
Other Investment Company	4,049,251	—	—	4,049,251
Repurchase Agreement	—	31,430,646	—	31,430,646

Total Investments	$245,228,320	$1,064,074,292	$797,112	$1,310,099,724

Other Financial Instruments
Futures Contracts (Q)	$2,285,367	$—	$—	$2,285,367

Total Other Financial Instruments	$2,285,367	$—	$—	$2,285,367

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION (continued):

Valuation Inputs (continued) (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
LIABILITIES
Other Financial Instruments
Futures Contracts (Q)	$(860,500)	$—	$—	$(860,500)

Total Other Financial Instruments	$(860,500)	$—	$—	$(860,500)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $155,622,037, representing 11.8% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Illiquid security. At December 31, 2018, the value of such securities amounted to $7,543,777, representing 0.6% of the Portfolio’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the total value of securities is $3,097,112, representing 0.2% of the Portfolio’s net assets.
(E)	Securities are Level 3 of the fair value hierarchy.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,924,843. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2018; the maturity dates disclosed are the ultimate maturity dates.
(I)	Perpetual maturity. The date displayed is the next call date.
(J)	Rounds to less than $1 or $(1).
(K)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $5,231,991.
(L)	Non-income producing securities.
(M)	Security deemed worthless.
(N)	Rates disclosed reflect the yields at December 31, 2018.
(O)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Portfolio.
(Q)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CMT	Constant Maturity Treasury
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
CVR	Contingent Value Right
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
REIT	Real Estate Investment Trust
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $1,291,086,900) (including securities loaned of $3,924,843)	$1,278,669,078
Repurchase agreement, at value (cost $31,430,646)	31,430,646
Cash	24,270
Cash collateral pledged at broker for:
Futures contracts	454,915
Foreign currency, at value (cost $2,921,817)	2,936,359
Receivables and other assets:
Investments sold	275,494
Net income from securities lending	2,061
Shares of beneficial interest sold	153
Dividends and/or distributions	360,198
Interest	4,823,996
Tax reclaims	145,508
Variation margin receivable on futures contracts	3,029,330
Litigation	3,333

Total assets	1,322,155,341

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,049,251
Payables and other liabilities:
Investments purchased	271,558
Shares of beneficial interest redeemed	985,758
Investment management fees	788,922
Distribution and service fees	262,940
Transfer agent costs	5,286
Trustees, CCO and deferred compensation fees	3,829
Audit and tax fees	54,184
Custody fees	208,123
Legal fees	9,008
Printing and shareholder reports fees	269,977
Other accrued expenses	10,563

Total liabilities	6,919,399

Net assets	$1,315,235,942

Net assets consist of:
Capital stock ($0.01 par value)	$899,472
Additional paid-in capital	1,283,711,000
Total distributable earnings (accumulated losses)	30,625,470

Net assets	$1,315,235,942

Net assets by class:
Initial Class	$80,793,092
Service Class	1,234,442,850

Shares outstanding:
Initial Class	5,788,036
Service Class	84,159,118

Net asset value and offering price per share:
Initial Class	$13.96
Service Class	14.67

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$7,730,392
Interest income	33,528,950
Net income from securities lending	78,162
Withholding taxes on foreign income	(229,853)

Total investment income	41,107,651

Expenses:
Investment management fees	9,794,449
Distribution and service fees:
Service Class	3,275,776
Transfer agent costs	20,849
Trustees, CCO and deferred compensation fees	45,627
Audit and tax fees	78,071
Custody fees	465,518
Legal fees	72,911
Printing and shareholder reports fees	279,012
Other	54,135

Total expenses before waiver and/or reimbursement and recapture	14,086,348

Expenses waived and/or reimbursed:
Initial Class	(3,265)
Service Class	(51,121)

Net expenses	14,031,962

Net investment income (loss)	27,075,689

Net realized gain (loss) on:
Investments	26,216,363
Distributions	1,666,135
Futures contracts	(9,109,544)
Foreign currency transactions	(172,036)

Net realized gain (loss)	18,600,918

Net change in unrealized appreciation (depreciation) on:
Investments	(89,962,495)
Futures contracts	(532,825)
Translation of assets and liabilities denominated in foreign currencies	(3,945)

Net change in unrealized appreciation (depreciation)	(90,499,265)

Net realized and change in unrealized gain (loss)	(71,898,347)

Net increase (decrease) in net assets resulting from operations	$(44,822,658)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$27,075,689	$24,775,105
Net realized gain (loss)	18,600,918	41,946,258
Net change in unrealized appreciation (depreciation)	(90,499,265)	52,618,991

Net increase (decrease) in net assets resulting from operations	(44,822,658)	119,340,354

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(4,286,406)	—
Service Class	(60,905,586)	—
Net investment income:
Initial Class	—	(1,685,034)
Service Class	—	(21,779,385)

Total dividends and/or distributions from net investment income	—	(23,464,419)

Total dividends and/or distributions to shareholders	(65,191,992)	(23,464,419)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,427,592	4,227,955
Service Class	15,576,265	23,150,221

	21,003,857	27,378,176

Dividends and/or distributions reinvested:
Initial Class	4,286,406	1,685,034
Service Class	60,905,586	21,779,385

	65,191,992	23,464,419

Cost of shares redeemed:
Initial Class	(11,000,317)	(13,284,727)
Service Class	(121,282,389)	(96,295,216)

	(132,282,706)	(109,579,943)

Net increase (decrease) in net assets resulting from capital share transactions	(46,086,857)	(58,737,348)

Net increase (decrease) in net assets	(156,101,507)	37,138,587

Net assets:
Beginning of year	1,471,337,449	1,434,198,862

End of year	$1,315,235,942	$1,471,337,449

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$26,414,054

Capital share transactions - shares:
Shares issued:
Initial Class	383,847	289,794
Service Class	1,006,804	1,516,728

	1,390,651	1,806,522

Shares reinvested:
Initial Class	298,289	114,862
Service Class	4,028,147	1,415,165

	4,326,436	1,530,027

Shares redeemed:
Initial Class	(755,874)	(900,447)
Service Class	(7,879,835)	(6,224,885)

	(8,635,709)	(7,125,332)

Net increase (decrease) in shares outstanding:
Initial Class	(73,738)	(495,791)
Service Class	(2,844,884)	(3,292,992)

	(2,918,622)	(3,788,783)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$15.16	$14.21		$13.79		$14.00	$13.28

Investment operations:
Net investment income (loss) (A)	0.32	0.28		0.26	(B)	0.22	0.22
Net realized and unrealized gain (loss)	(0.74)	0.95		0.36		(0.24)	0.65

Total investment operations	(0.42)	1.23		0.62		(0.02)	0.87

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.28)		(0.20)		(0.19)	(0.15)
Net realized gains	(0.44)	—		—		—	—

Total dividends and/or distributions to shareholders	(0.78)	(0.28)		(0.20)		(0.19)	(0.15)

Net asset value, end of year	$13.96	$15.16		$14.21		$13.79	$14.00

Total return	(2.94)%	8.75%		4.46%		(0.18)%	6.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$80,793	$88,873		$90,344		$99,871	$113,964
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.78%	0.77%		0.77%		0.79%	0.80%
Including waiver and/or reimbursement and recapture	0.77%	0.77	%(D)	0.77	%(B)	0.79%	0.80%
Net investment income (loss) to average net assets	2.18%	1.93%		1.83	%(B)	1.58%	1.62%
Portfolio turnover rate	58%	48%		36%		39%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$15.89	$14.88		$14.44		$14.66	$13.92

Investment operations:
Net investment income (loss) (A)	0.30	0.26		0.24	(B)	0.20	0.20
Net realized and unrealized gain (loss)	(0.78)	1.00		0.37		(0.26)	0.67

Total investment operations	(0.48)	1.26		0.61		(0.06)	0.87

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.25)		(0.17)		(0.16)	(0.13)
Net realized gains	(0.44)	—		—		—	—

Total dividends and/or distributions to shareholders	(0.74)	(0.25)		(0.17)		(0.16)	(0.13)

Net asset value, end of year	$14.67	$15.89		$14.88		$14.44	$14.66

Total return	(3.19)%	8.51%		4.19%		(0.40)%	6.28%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,234,443	$1,382,464		$1,343,855		$1,174,494	$884,398
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.03%	1.02%		1.02%		1.04%	1.05%
Including waiver and/or reimbursement and recapture	1.02%	1.02	%(D)	1.01	%(B)	1.04%	1.05%
Net investment income (loss) to average net assets	1.93%	1.68%		1.59	%(B)	1.34%	1.39%
Portfolio turnover rate	58%	48%		36%		39%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2018, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,252,105	$—	$—	$—	$1,252,105
Common Stocks	2,797,146	—	—	—	2,797,146
Total Securities Lending Transactions	$4,049,251	$—	$—	$—	$4,049,251
Total Borrowings	$4,049,251	$—	$—	$—	$4,049,251

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$1,113,762	$—	$1,171,605	$—	$—	$2,285,367
Total	$1,113,762	$—	$1,171,605	$—	$—	$2,285,367

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(132,511)	$—	$(727,989)	$—	$—	$(860,500)
Total	$(132,511)	$—	$(727,989)	$—	$—	$(860,500)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,777,947)	$—	$(6,331,597)	$—	$—	$(9,109,544)
Total	$(2,777,947)	$—	$(6,331,597)	$—	$—	$(9,109,544)

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$962,668	$—	$(1,495,493)	$—	$—	$(532,825)
Total	$962,668	$—	$(1,495,493)	$—	$—	$(532,825)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 159,358,577	$ (92,146,008)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolios may be required to post collateral on derivatives if the Portfolios are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolios fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of each Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to each Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2018
First $500 million	0.730%
Over $500 million up to $750 million	0.705
Over $750 million up to $1.5 billion	0.680
Over $1.5 billion up to $2.5 billion	0.670
Over $2.5 billion	0.650
Prior to August 1, 2018
First $500 million	0.730
Over $500 million up to $750 million	0.705
Over $750 million	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2019
Service Class	1.15	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 478,160,513	$ 319,091,961	$ 611,358,801	$ 266,588,304

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, passive foreign investment company un-reversed inclusions, capital straddle loss deferral and written off income addback. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, paydown gain/loss, passive foreign investment company gain/loss, distribution re-designations and prior period adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,323,996,432	$ 31,649,010	$ (45,470,254)	$ (13,821,244)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 32,551,225	$ 32,640,767	$ —	$ 23,464,419	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 28,497,459	$ 16,836,558	$ —	$ —	$ (907,730)	$ (13,800,817)

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $32,640,767 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

MARKET ENVIRONMENT

After a robust decade of global equity performance, 2018 was a sharp reversal. The year ended with all major equity indexes substantially lower. The year began strong, with global equities up in January. However, February and March presented a radically different market environment, accompanied by a sharp and quick increase in volatility. This increase in volatility was driven in part by U.S. inflation beating consensus estimates and leading to concern that the U.S. Federal Reserve (“Fed”) would accelerate their rate tightening schedule.

Equity market performance in the second quarter was divided across geographic lines – developed markets performed well, while emerging markets struggled. Geopolitical events dominated headlines with the U.S. pulling out of the Iran nuclear accord, and political instability in Spain and Italy.

Global equity growth resumed in the third quarter of 2018, driven by U.S. equities. U.S. equity performance was driven by strong consumer spending, consumer sentiment, employment data and inflation. Emerging market equities continued to struggle and were roughly flat in the quarter. This was a step in the right direction following the second quarter’s loss. Global stock and bond performance reflected the market preference to remain “risk on”, in spite of the concern around the longevity of the U.S. market’s bull run. This sentiment was amplified in the performance of gold, which declined during the quarter.

Markets took a sharp turn in the fourth quarter of 2018, where global equities saw one of their worst quarterly performances since the global financial crisis ten years earlier. U.S. small caps took the brunt of the decline, while emerging markets had the strongest performance amongst the major equity regions. The CBOE Volatility Index (the “VIX”) ended the year at the highest month-end level since August 2015, as volatility was elevated with the U.S. government entering a partial shutdown over the last nine days of the year.

Throughout the year, trade war chatter disrupted markets and led to mini market sell-offs. This was kicked off with President Trump announcing on March 1st tariffs on steel and aluminum imports. This was accelerated in June, when the Trump Administration imposed further tariffs on China in the form of a 25% tax on a range of imported goods. The escalation of the trade war continued into September, when the Trump Administration announced a new round of tariffs on Chinese goods.

Treasury rates were highly volatile throughout the year, as the Fed provided mixed signals on their policy rate going forward. The U.S. 10-year Treasury dropped during December, as the Fed’s dot plot suggested two rate hikes in 2019, versus the expectations of three rate hike in the prior quarter.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Legg Mason Dynamic Allocation – Balanced VP, Service Class returned -3.31%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Balanced VP Blended Benchmark, returned -4.38% and -2.92%, respectively.

STRATEGY REVIEW

The Transamerica Legg Mason Dynamic Allocation – Balanced VP Portfolio utilizes Dynamic Risk Management, which is comprised of Dynamic Rebalancing and Event Risk Management. Dynamic Rebalancing is applied to the full Portfolio and moves in and out of risk assets (i.e. equity and fixed income) using cash based on the market environment to attempt to limit losses to a floor set at 15% below the high water mark. The Event Risk Management component of the strategy invests in long dated put options to help protect against sudden, significant market shocks. As a result of these strategies the Portfolio may outperform during secular down markets, participate in upward trending markets, and be challenged in an environment where volatility is high and the market moves sideways. The Portfolio has a target equity allocation of 50% equities and 50% bonds.

Relative to the blended benchmark, the Portfolio underperformed, net of fees, for the one year period ended December 31, 2018. Allocation across asset classes was the main driver of performance, particularly due to U.S. Fixed Income. Tail risk, via the Western Put Strategy, detracted due to positive U.S. equity returns for most of the year.

Underlying performance of holdings was mostly negative. The best performing exchange-traded fund (“ETF”) holdings were the iShares Barclays Aggregate Bond Fund (not held at year end), followed by the Vanguard Total Bond Market ETF. The top performing equity holding was the iShares Core S&P 500 ETF. The laggard among ETFs was the iShares MSCI EAFE ETF. In addition, the Western Put Strategy had a negative return for the year, due to its inverse performance relationship with the S&P 500®, which had gains for most months of the year with the notable exception of the fourth quarter.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

The Portfolio’s Dynamic Rebalancing mechanism was not active for the majority of 2018. The Portfolio was fully invested to its strategic target allocations for most of 2018 with the exception of the last two weeks of the year as volatility increased.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Prashant Chandran

Jim K. Huynh

S.Kenneth Leech

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	44.1%
U.S. Equity Funds	39.5
Other Investment Company	12.3
Repurchase Agreement	10.4
International Equity Fund	4.3
Exchange-Traded Options Purchased	1.7
Net Other Assets (Liabilities)	(12.3)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Service Class	(3.31)%	2.42%	3.48%	05/01/2012
S&P 500® (A)	(4.38)%	8.49%	11.47%
Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	(2.92)%	5.68%	6.68%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% S&P 500®, 35% Bloomberg Barclays US Aggregate Bond Index, 15% Bloomberg Barclays Long Treasury Index, 5% MSCI EAFE Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$970.00	$4.17	$1,021.00	$4.28	0.84%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 87.9%
International Equity Fund - 4.3%
iShares MSCI EAFE ETF	778,791	$ 45,777,335

U.S. Equity Funds - 39.5%
iShares Core S&P 500 ETF	1,198,128	301,460,986
SPDR S&P 500 ETF Trust (A)	301,716	75,404,863
Vanguard Small-Cap ETF (A)	351,659	46,415,471

		423,281,320

U.S. Fixed Income Funds - 44.1%
iShares 20+ Year Treasury Bond ETF (A)	738,054	89,680,942
iShares Core U.S. Aggregate Bond ETF	711,217	75,737,498
Vanguard Total Bond Market ETF	3,870,628	306,592,444

		472,010,884

Total Exchange-Traded Funds (Cost $916,630,083)		941,069,539

OTHER INVESTMENT COMPANY - 12.3%
Securities Lending Collateral - 12.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (B)	131,613,916	131,613,916

Total Other Investment Company (Cost $131,613,916)		131,613,916

Principal	Value
REPURCHASE AGREEMENT - 10.4%

Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $110,845,439 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $113,055,851.

$ 110,836,510	$ 110,836,510

Total Repurchase Agreement (Cost $110,836,510)	110,836,510

Total Investments Excluding Purchased Options (Cost $1,159,080,509)	1,183,519,965
Total Purchased Options - 1.7% (Cost $9,397,534)	18,129,927

Total Investments (Cost $1,168,478,043)	1,201,649,892
Net Other Assets (Liabilities) - (12.3)%	(131,894,988)

Net Assets - 100.0%	$ 1,069,754,904

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500®	USD	2,100.00	12/20/2019	USD	7,019,180	28	$193,284	$191,520
Put - S&P 500®	USD	2,150.00	12/20/2019	USD	6,267,125	25	195,200	195,375
Put - S&P 500®	USD	2,200.00	12/20/2019	USD	14,038,360	56	411,488	488,880
Put - S&P 500®	USD	2,250.00	12/20/2019	USD	38,104,120	152	1,038,146	1,583,080
Put - S&P 500®	USD	2,300.00	12/20/2019	USD	21,809,595	87	604,697	1,010,940
Put - S&P 500®	USD	2,325.00	12/20/2019	USD	7,019,180	28	217,084	336,980
Put - S&P 500®	USD	2,350.00	12/20/2019	USD	75,456,185	301	1,880,717	3,845,275
Put - S&P 500®	USD	2,375.00	12/20/2019	USD	6,267,125	25	215,125	338,625
Put - S&P 500®	USD	2,400.00	12/20/2019	USD	71,194,540	284	1,980,107	4,121,692
Put - S&P 500®	USD	2,450.00	12/20/2019	USD	12,032,880	48	430,992	787,200
Put - S&P 500®	USD	2,500.00	12/20/2019	USD	36,349,325	145	1,106,855	2,581,000
Put - S&P 500®	USD	2,550.00	12/20/2019	USD	33,341,105	133	1,123,839	2,649,360

Total							$9,397,534	$18,129,927

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$941,069,539	$—	$—	$941,069,539
Other Investment Company	131,613,916	—	—	131,613,916
Repurchase Agreement	—	110,836,510	—	110,836,510
Exchange-Traded Options Purchased	18,129,927	—	—	18,129,927

Total Investments	$1,090,813,382	$110,836,510	$—	$1,201,649,892

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $128,979,400. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Unaffiliated investments, at value (cost $1,057,641,533) (including securities loaned of $128,979,400)	$1,090,813,382
Repurchase agreement, at value (cost $110,836,510)	110,836,510
Cash	1,738
Receivables and other assets:
Net income from securities lending	29,750
Shares of beneficial interest sold	578
Dividends and/or distributions	836,969
Interest	4,464

Total assets	1,202,523,391

Liabilities:
Cash collateral received upon return of:
Securities on loan	131,613,916
Payables and other liabilities:
Shares of beneficial interest redeemed	266,136
Investment management fees	520,567
Distribution and service fees	229,553
Transfer agent costs	4,414
Trustees, CCO and deferred compensation fees	3,131
Audit and tax fees	25,175
Custody fees	43,149
Legal fees	7,538
Printing and shareholder reports fees	46,126
Other accrued expenses	8,782

Total liabilities	132,768,487

Net assets	$1,069,754,904

Net assets consist of:
Capital stock ($0.01 par value)	$917,391
Additional paid-in capital	1,037,477,335
Total distributable earnings (accumulated losses)	31,360,178

Net assets	$1,069,754,904

Shares outstanding	91,739,131

Net asset value and offering price per share	$11.66

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from unaffiliated investments	$27,288,891
Interest income from unaffiliated investments	42,765
Net income from securities lending	246,964

Total investment income	27,578,620

Expenses:
Investment management fees	6,588,603
Distribution and service fees	2,907,858
Transfer agent costs	17,418
Trustees, CCO and deferred compensation fees	38,079
Audit and tax fees	34,200
Custody fees	103,124
Legal fees	60,135
Printing and shareholder reports fees	46,230
Other	29,891

Total expenses	9,825,538

Net investment income (loss)	17,753,082

Net realized gain (loss) on:
Unaffiliated investments	10,920,403

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(66,036,259)

Net realized and change in unrealized gain (loss)	(55,115,856)

Net increase (decrease) in net assets resulting from operations	$(37,362,774)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$17,753,082	$16,313,547
Net realized gain (loss)	10,920,403	703,808
Net change in unrealized appreciation (depreciation)	(66,036,259)	106,100,210

Net increase (decrease) in net assets resulting from operations	(37,362,774)	123,117,565

Distributions (A):
Dividends and/or distributions to shareholders	(16,311,814)	—
Dividends and/or distributions to shareholders from
Net investment income	—	(13,946,015)

Total dividends and/or distributions to shareholders	(16,311,814)	(13,946,015)

Capital share transactions:
Proceeds from shares sold	5,855,472	8,952,375
Dividends and/or distributions reinvested	16,311,814	13,946,015
Cost of shares redeemed	(128,480,867)	(175,309,804)

Net increase (decrease) in net assets resulting from capital share transactions	(106,313,581)	(152,411,414)

Net increase (decrease) in net assets	(159,988,169)	(43,239,864)

Net assets:
Beginning of year	1,229,743,073	1,272,982,937

End of year	$1,069,754,904	$1,229,743,073

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$16,258,960

Capital share transactions - shares:
Shares issued	482,660	755,118
Shares reinvested	1,326,164	1,195,031
Shares redeemed	(10,580,377)	(15,063,154)

Net increase (decrease) in shares outstanding	(8,771,553)	(13,113,005)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.23	$11.20	$11.64		$11.99	$11.12

Investment operations:
Net investment income (loss) (A)	0.19	0.15	0.12	(B)	0.17	0.19
Net realized and unrealized gain (loss)	(0.59)	1.02	(0.18)		(0.42)	0.75

Total investment operations	(0.40)	1.17	(0.06)		(0.25)	0.94

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.14)	(0.13)		(0.10)	(0.07)
Net realized gains	—	—	(0.25)		—	—

Total dividends and/or distributions to shareholders	(0.17)	(0.14)	(0.38)		(0.10)	(0.07)

Net asset value, end of year	$11.66	$12.23	$11.20		$11.64	$11.99

Total return	(3.31)%	10.47%	(0.67)%		(2.08)%	8.48%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,069,755	$1,229,743	$1,272,983		$1,220,431	$798,077
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.84%	0.86%	0.86%		0.87%	0.88%
Including waiver and/or reimbursement and recapture	0.84%	0.86%	0.86	%(B)	0.87%	0.88%
Net investment income (loss) to average net assets	1.53%	1.32%	1.07	%(B)	1.38%	1.65%
Portfolio turnover rate	6%	10%	103%		57%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$131,613,916	$—	$—	$—	$131,613,916
Total Borrowings	$131,613,916	$—	$—	$—	$131,613,916

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2018, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Investments, at value (A)	$—	$—	$18,129,927	$—	$—	$18,129,927
Total	$—	$—	$18,129,927	$—	$—	$18,129,927

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(9,910,108)	$—	$—	$(9,910,108)
Total	$—	$—	$(9,910,108)	$—	$—	$(9,910,108)

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$12,847,895	$—	$—	$12,847,895
Total	$—	$—	$12,847,895	$—	$—	$12,847,895

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Purchased Options and Swaptions at value
Calls	Puts
$ —	$ 8,090,773

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.57%
Over $750 million up to $1.5 billion	0.56
Over $1.5 billion up to $2.5 billion	0.54
Over $2.5 billion up to $3 billion	0.52
Over $3 billion	0.51

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.97%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 68,893,825	$ 280,496,285

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,182,637,345	$ 34,121,665	$ (15,109,118)	$ 19,012,547

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $5,409,262.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,311,814	$ —	$ —	$ 13,946,015	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 43,904,894	$ 1,797,866	$ —	$ —	$ (33,355,129)	$ 19,012,547

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Legg Mason Dynamic Allocation – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Legg Mason Dynamic Allocation – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,096,141	$ 105,955

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

After a robust decade of global equity performance, 2018 was a sharp reversal. The year ended with all major equity indexes substantially lower. The year began strong, with global equities up in January. However, February and March presented a radically different market environment, accompanied by a sharp and quick increase in volatility. This increase in volatility was driven in part by U.S. inflation beating consensus estimates and leading to concern that the U.S. Federal Reserve (“Fed”) would accelerate their rate tightening schedule.

Equity market performance in the second quarter of 2018 was divided across geographic lines – developed markets performed well, while emerging markets struggled. Geopolitical events dominated headlines with the U.S. pulling out of the Iran nuclear accord, and political instability in Spain and Italy.

Global equity growth resumed in the third quarter of 2018, driven by U.S. equities. U.S. equity performance was driven by strong consumer spending, consumer sentiment, employment data and inflation. Emerging market equities continued to struggle and were roughly flat in the quarter. This was a step in the right direction following the second quarter’s loss. Global stock and bond performance reflected the market preference to remain “risk on”, in spite of the concern around the longevity of the U.S. market’s bull run. This sentiment was amplified in the performance of gold, which declined during the quarter.

Markets took a sharp turn in the fourth quarter of 2018, where global equities saw one of their worst quarterly performances since the global financial crisis ten years earlier. U.S. small caps took the brunt of the decline, while emerging markets had the strongest performance amongst the major equity regions. The CBOE Volatility Index (the “VIX”) ended the year at the highest month-end level since August 2015, as volatility was elevated with the U.S. government entering a partial shutdown over the last nine days of the year.

Throughout the year, trade war chatter disrupted markets and led to mini market sell-offs. This was kicked off with President Trump announcing on March 1st tariffs on steel and aluminum imports. This was accelerated in June, when the Trump Administration imposed further tariffs on China in the form of a 25% tax on a range of imported goods. The escalation of the trade war continued into September, when the Trump Administration announced a new round of tariffs on Chinese goods.

Treasury rates were highly volatile throughout the year, as the Fed provided mixed signals on their policy rate going forward. The U.S. 10-year Treasury dropped during December, as the Fed’s dot plot suggested two rate hikes in 2019, versus the expectations of three rate hike in the prior quarter.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Legg Mason Dynamic Allocation – Growth VP, Service Class returned -4.73%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Growth VP Blended Benchmark, returned -4.38% and -4.05%, respectively.

STRATEGY REVIEW

The Transamerica Legg Mason Dynamic Allocation – Growth VP Portfolio utilizes Dynamic Risk Management, which is comprised of Dynamic Rebalancing and Event Risk Management. Dynamic Rebalancing is applied to the full Portfolio and moves in and out of risk assets (i.e. equity and fixed income) using cash based on the market environment to attempt to limit losses to a floor set at 15% below the high water mark. The Event Risk Management component of the strategy invests in long dated put options to help protect against sudden, significant market shocks. As a result of these strategies the Portfolio may outperform during secular down markets, participate in upward trending markets, and be challenged in an environment with high volatility and oscillating markets. The Portfolio has a target allocation of approximately 70% equities and 30% fixed income.

Relative to the blended benchmark, the Portfolio underperformed, net of fees, for the one year period ended December 31, 2018. Asset allocation added valued for the period, chiefly positioning within U.S. Fixed Income; the underweight in International Equities also added modest value. Sub-asset class selection detracted from the return. In addition, tail risk, via the Western Put Strategy, detracted due to positive U.S. equity returns for much of 2018.

Underlying performance of holdings was mostly negative. The best performing exchange-traded fund (“ETF”) holding was the iShares Barclays Aggregate Bond ETF (not held at year end), followed by the Vanguard Total Bond Market ETF. The iShares MSCI EAFE ETF was the laggard among ETFs. The Western Put Strategy also lagged, due to its inverse performance relationship with the S&P 500®, which generally had gains until the fourth quarter of 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

STRATEGY REVIEW (continued)

The Portfolio’s Dynamic Rebalancing mechanism was not active for the majority of 2018. The Portfolio was fully invested to its strategic target allocations for most of 2018, with the exception of the last several weeks of December, when the Fund rebalanced due to market volatility.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Adam J. Petryk, CFA

Tomas Picciochi

Ellen Tesler

Prashant Chandran

Jim K. Huynh

S.Kenneth Leech

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
Repurchase Agreement	47.7%
U.S. Equity Funds	31.5
U.S. Fixed Income Funds	15.1
Other Investment Company	9.0
International Equity Fund	3.4
Exchange-Traded Options Purchased	2.4
Net Other Assets (Liabilities)	(9.1)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Service Class	(4.73)%	2.31%	4.18%	05/01/2012
S&P 500® (A)	(4.38)%	8.49%	11.47%
Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	(4.05)%	6.41%	8.31%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark is composed of the following benchmarks: 56% S&P 500®, 21% Bloomberg Barclays US Aggregate Bond Index, 9% Bloomberg Barclays Long Treasury Index, 7% MSCI EAFE Index, and 7% Russell 2000® Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$948.30	$4.22	$1,020.90	$4.38	0.86%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 50.0%
International Equity Fund - 3.4%
iShares MSCI EAFE ETF	279,587	$ 16,434,124

U.S. Equity Funds - 31.5%
iShares Core S&P 500 ETF	430,465	108,309,299
SPDR S&P 500 ETF Trust (A)	108,366	27,082,831
Vanguard Small-Cap ETF (A)	127,157	16,783,452

		152,175,582

U.S. Fixed Income Funds - 15.1%
iShares 20+ Year Treasury Bond ETF (A)	113,619	13,805,845
iShares Core U.S. Aggregate Bond ETF	110,940	11,814,000
Vanguard Total Bond Market ETF	594,148	47,062,463

		72,682,308

Total Exchange-Traded Funds (Cost $230,580,068)		241,292,014

OTHER INVESTMENT COMPANY - 9.0%
Securities Lending Collateral - 9.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (B)	43,708,140	43,708,140

Total Other Investment Company (Cost $43,708,140)		43,708,140

Principal	Value
REPURCHASE AGREEMENT - 47.7%

Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $230,594,688 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $235,191,603.

$ 230,576,114	$ 230,576,114

Total Repurchase Agreement (Cost $230,576,114)	230,576,114

Total Investments Excluding Purchased Options (Cost $504,864,322)	515,576,268
Total Purchased Options - 2.4% (Cost $6,048,845)	11,674,801

Total Investments (Cost $510,913,167)	527,251,069
Net Other Assets (Liabilities) - (9.1)%	(44,104,888)

Net Assets - 100.0%	$ 483,146,181

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500®	USD	2,100.00	12/20/2019	USD	4,512,330	18	$124,254	$123,120
Put - S&P 500®	USD	2,150.00	12/20/2019	USD	4,010,960	16	124,928	125,040
Put - S&P 500®	USD	2,200.00	12/20/2019	USD	8,523,290	34	249,922	296,820
Put - S&P 500®	USD	2,250.00	12/20/2019	USD	23,313,705	93	638,296	968,595
Put - S&P 500®	USD	2,300.00	12/20/2019	USD	14,289,045	57	396,499	662,340
Put - S&P 500®	USD	2,325.00	12/20/2019	USD	4,512,330	18	139,554	216,630
Put - S&P 500®	USD	2,350.00	12/20/2019	USD	49,635,630	198	1,246,850	2,529,450
Put - S&P 500®	USD	2,375.00	12/20/2019	USD	4,010,960	16	137,680	216,720
Put - S&P 500®	USD	2,400.00	12/20/2019	USD	45,624,670	182	1,268,751	2,641,366
Put - S&P 500®	USD	2,450.00	12/20/2019	USD	7,771,235	31	278,371	508,400
Put - S&P 500®	USD	2,500.00	12/20/2019	USD	23,564,390	94	717,242	1,673,200
Put - S&P 500®	USD	2,550.00	12/20/2019	USD	21,558,910	86	726,498	1,713,120

Total							$6,048,845	$11,674,801

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$241,292,014	$—	$—	$241,292,014
Other Investment Company	43,708,140	—	—	43,708,140
Repurchase Agreement	—	230,576,114	—	230,576,114
Exchange-Traded Options Purchased	11,674,801	—	—	11,674,801

Total Investments	$296,674,955	$230,576,114	$—	$527,251,069

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $42,831,264. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Unaffiliated investments, at value (cost $280,337,053) (including securities loaned of $42,831,264)	$296,674,955
Repurchase agreement, at value (cost $230,576,114)	230,576,114
Cash	6,664
Receivables and other assets:
Net income from securities lending	12,454
Dividends and/or distributions	334,755
Interest	9,287

Total assets	527,614,229

Liabilities:
Cash collateral received upon return of:
Securities on loan	43,708,140
Payables and other liabilities:
Shares of beneficial interest redeemed	332,301
Investment management fees	244,229
Distribution and service fees	105,271
Transfer agent costs	2,039
Trustees, CCO and deferred compensation fees	1,432
Audit and tax fees	19,347
Custody fees	21,387
Legal fees	3,449
Printing and shareholder reports fees	26,478
Other accrued expenses	3,975

Total liabilities	44,468,048

Net assets	$483,146,181

Net assets consist of:
Capital stock ($0.01 par value)	$392,208
Additional paid-in capital	465,294,552
Total distributable earnings (accumulated losses)	17,459,421

Net assets	$483,146,181

Shares outstanding	39,220,769

Net asset value and offering price per share	$12.32

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from unaffiliated investments	$11,256,836
Interest income from unaffiliated investments	99,468
Net income from securities lending	60,786

Total investment income	11,417,090

Expenses:
Investment management fees	3,108,291
Distribution and service fees	1,339,780
Transfer agent costs	8,047
Trustees, CCO and deferred compensation fees	17,546
Audit and tax fees	25,547
Custody fees	51,135
Legal fees	27,725
Printing and shareholder reports fees	26,084
Other	13,816

Total expenses	4,617,971

Net investment income (loss)	6,799,119

Net realized gain (loss) on:
Unaffiliated investments	16,273,543

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(47,016,198)

Net realized and change in unrealized gain (loss)	(30,742,655)

Net increase (decrease) in net assets resulting from operations	$(23,943,536)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$6,799,119	$6,526,353
Net realized gain (loss)	16,273,543	(1,019,386)
Net change in unrealized appreciation (depreciation)	(47,016,198)	64,227,511

Net increase (decrease) in net assets resulting from operations	(23,943,536)	69,734,478

Distributions (A):
Dividends and/or distributions to shareholders	(6,523,896)	—
Dividends and/or distributions to shareholders from
Net investment income	—	(5,481,492)

Total dividends and/or distributions to shareholders	(6,523,896)	(5,481,492)

Capital share transactions:
Proceeds from shares sold	7,503,184	5,556,415
Dividends and/or distributions reinvested	6,523,896	5,481,492
Cost of shares redeemed	(63,544,870)	(88,885,714)

Net increase (decrease) in net assets resulting from capital share transactions	(49,517,790)	(77,847,807)

Net increase (decrease) in net assets	(79,985,222)	(13,594,821)

Net assets:
Beginning of year	563,131,403	576,726,224

End of year	$483,146,181	$563,131,403

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$6,462,846

Capital share transactions - shares:
Shares issued	575,120	449,638
Shares reinvested	487,950	446,739
Shares redeemed	(4,849,212)	(7,265,834)

Net increase (decrease) in shares outstanding	(3,786,142)	(6,369,457)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$13.09	$11.68	$12.14		$12.59	$11.70

Investment operations:
Net investment income (loss) (A)	0.17	0.15	0.11	(B)	0.15	0.18
Net realized and unrealized gain (loss)	(0.78)	1.38	(0.23)		(0.52)	0.78

Total investment operations	(0.61)	1.53	(0.12)		(0.37)	0.96

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.12)	(0.12)		(0.08)	(0.07)
Net realized gains	—	—	(0.22)		—	—

Total dividends and/or distributions to shareholders	(0.16)	(0.12)	(0.34)		(0.08)	(0.07)

Net asset value, end of year	$12.32	$13.09	$11.68		$12.14	$12.59

Total return	(4.73)%	13.21%	(0.99)%		(2.95)%	8.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$483,146	$563,131	$576,726		$595,643	$339,385
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.86%	0.89%	0.89%		0.89%	0.92%
Including waiver and/or reimbursement and recapture	0.86%	0.89%	0.89	%(B)	0.89%	0.92%
Net investment income (loss) to average net assets	1.27%	1.17%	0.90	%(B)	1.24%	1.48%
Portfolio turnover rate	8%	9%	182%		80%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$43,708,140	$—	$—	$—	$43,708,140
Total Borrowings	$43,708,140	$—	$—	$—	$43,708,140

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2018, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Investments, at value (A)	$—	$—	$11,674,801	$—	$—	$11,674,801
Total	$—	$—	$11,674,801	$—	$—	$11,674,801

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(6,333,765)	$—	$—	$(6,333,765)
Total	$—	$—	$(6,333,765)	$—	$—	$(6,333,765)

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$8,245,735	$—	$—	$8,245,735
Total	$—	$—	$8,245,735	$—	$—	$8,245,735

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Purchased Options and Swaptions at value
Calls	Puts
$ —	$ 5,194,714

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.58%
Over $750 million up to $1.5 billion	0.57
Over $1.5 billion up to $2.5 billion	0.55
Over $2.5 billion up to $3 billion	0.53
Over $3 billion	0.52

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.99%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 42,201,097	$ 317,444,852

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 520,606,423	$ 8,730,241	$ (2,085,595)	$ 6,644,646

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $4,448,009.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,523,896	$ —	$ —	$ 5,481,492	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 23,775,604	$ —	$ —	$ —	$ (12,960,829)	$ 6,644,646

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Legg Mason Dynamic Allocation – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Legg Mason Dynamic Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 843,417	$ 76,335

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

(unaudited)

MARKET ENVIRONMENT

During 2018, U.S. stocks declined, led lower by the industrial, energy and materials sectors. The best-performing sectors were health care and utilities.

The year began with strong macroeconomic fundamentals. Interest rates in general were low (although not quite as low as a year earlier); growth rates were strong for the U.S. and major world economies; and corporate cash flows were robust helped in part by new U.S. tax laws. However, 2018 saw two significant market declines. The first was brief and sharp, beginning late January and lasting only a few weeks. The decline was mainly due to concerns over inflation, in particular wage pressures in certain local labor markets and higher raw material and transportation costs in some industries.

The second decline was more substantial, starting in early October and lasting until late December, due to several interrelated issues. The deceleration of economic growth in China and Europe became increasingly apparent, and the trade war between the U.S. and China appeared to be a major contributing factor. U.S. political turmoil and the government shutdown also contributed to market volatility. Although the U.S. economy remained robust throughout 2018, investors became increasingly concerned about the flattening yield curve and whether the economic slowdown overseas would spread to the U.S.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Levin Large Cap Value VP, Service Class returned -10.86%. By comparison, its benchmark, the Russell 1000® Value Index, returned -8.27%.

STRATEGY REVIEW

Our method of stock selection employs an intensive bottom-up research process to identify quality businesses that sell for less than what they are intrinsically worth and that have catalysts for change that can drive their stock prices higher, including management teams focused on creating shareholder value through strategic actions and capital deployment. We are comfortable with our contrarian and contra-momentum investment style that is intended to dampen portfolio volatility during down periods.

Both stock selection and sector weightings weighed on relative performance. The largest individual detractors were multiline insurer American International Group, Inc. and regulated utility PG&E Corp (not held at year end). AIG experienced worse-than-expected results across all of its business lines in 2018. A new management team may turn around its underperforming businesses. PG&E Corp. fell dramatically as it was implicated in a major wildfire in northern California in which dozens of people died. We exited the position due to these uncertainties.

Telecommunications equipment company Nokia OYJ, ADR was our top contributor. The firm reported good results and benefited from the start of a 5G wireless investment cycle. It advanced further as Chinese competitor Huawei Technologies Co. encountered heightened political opposition to the use of its products in key markets around the world due to security concerns. We continued to like Nokia OYJ, ADR’s opportunities to increase margins through cost reductions and to generate additional revenue from its substantial intellectual property and new product introductions.

John Levin

Jack Murphy

Co-Portfolio Managers

Levin Capital Strategies, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Net Other Assets (Liabilities)	1.3
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Service Class	(10.86)%	(7.22)%	09/29/2017
Russell 1000® Value Index (A)	(8.27)%	(2.54)%

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater rice swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Service Class	$1,000.00	$886.10	$5.70	$1,019.20	$6.11	1.20%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 1.7%
Textron, Inc.	1,123	$ 51,647

Auto Components - 2.4%
Goodyear Tire & Rubber Co.	3,597	73,415

Automobiles - 4.2%
General Motors Co.	3,945	131,960

Banks - 11.6%
Bank of America Corp.	4,349	107,160
Cadence BanCorp	1,872	31,412
Citigroup, Inc.	2,219	115,521
JPMorgan Chase & Co.	1,089	106,308

		360,401

Beverages - 1.1%
Cott Corp.	2,399	33,442

Chemicals - 6.2%
DowDuPont, Inc.	3,615	193,330

Communications Equipment - 3.9%
CommScope Holding Co., Inc. (A)	3,714	60,873
Nokia OYJ, ADR	10,327	60,103

		120,976

Containers & Packaging - 2.5%
International Paper Co.	1,938	78,218

Diversified Financial Services - 2.1%
Voya Financial, Inc.	1,614	64,786

Diversified Telecommunication Services - 5.1%
AT&T, Inc.	5,568	158,911

Electric Utilities - 2.3%
Xcel Energy, Inc.	1,450	71,441

Electrical Equipment - 4.4%
Eaton Corp. PLC	2,004	137,595

Food & Staples Retailing - 1.7%
Walmart, Inc.	566	52,723

Food Products - 7.8%
Post Holdings, Inc. (A)	967	86,189
TreeHouse Foods, Inc. (A)	2,580	130,832
Tyson Foods, Inc., Class A	486	25,952

		242,973

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 4.3%
CVS Health Corp.	486	$ 31,843
Quest Diagnostics, Inc.	1,235	102,838

		134,681

Hotels, Restaurants & Leisure - 1.9%
Royal Caribbean Cruises, Ltd.	596	58,283

Industrial Conglomerates - 1.5%
General Electric Co.	5,985	45,306

Insurance - 8.8%
American International Group, Inc.	3,630	143,058
Athene Holding, Ltd., Class A (A)	1,160	46,203
Lincoln National Corp.	1,614	82,814

		272,075

Life Sciences Tools & Services - 4.9%
Bio-Rad Laboratories, Inc., Class A (A)	540	125,398
Fluidigm Corp. (A) (B) (C)	3,019	26,024

		151,422

Oil, Gas & Consumable Fuels - 9.2%
EOG Resources, Inc.	703	61,308
Hess Corp.	1,374	55,647
Occidental Petroleum Corp.	2,742	168,304

		285,259

Pharmaceuticals - 3.5%
Pfizer, Inc.	2,491	108,732

Semiconductors & Semiconductor Equipment - 3.7%
Intel Corp.	2,419	113,524

Specialty Retail - 1.4%
Lowe’s Cos., Inc.	486	44,887

Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	501	79,028

Total Common Stocks (Cost $3,381,170)		3,065,015

Total Investments (Cost $3,381,170)		3,065,015
Net Other Assets (Liabilities) - 1.3%		38,905

Net Assets - 100.0%		$ 3,103,920

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$3,065,015	$—	$—	$3,065,015

Total Investments	$3,065,015	$—	$—	$3,065,015

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Restricted security. At December 31, 2018, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Fluidigm Corp.	11/29/2017 - 12/24/2018	$20,665	$26,024	0.8%

(C)	Illiquid security. At December 31, 2018, the value of such securities amounted to $26,024, representing 0.8% of the Portfolio’s net assets.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $3,381,170)	$3,065,015
Cash	31,746
Receivables and other assets:
Investments sold	50,003
Dividends and/or distributions	3,008
Due from investment manager	1,085

Total assets	3,150,857

Liabilities:
Payables and other liabilities:
Investments purchased	24,333
Shares of beneficial interest redeemed	253
Distribution and service fees	555
Transfer agent costs	8
Trustees, CCO and deferred compensation fees	9
Audit and tax fees	14,912
Custody fees	6,003
Legal fees	5
Printing and shareholder reports fees	851
Other accrued expenses	8

Total liabilities	46,937

Net assets	$3,103,920

Net assets consist of:
Capital stock ($0.01 par value)	$3,443
Additional paid-in capital	3,423,931
Total distributable earnings (accumulated losses)	(323,454)

Net assets	$3,103,920

Shares outstanding	344,268

Net asset value and offering price per share	$9.02

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$35,243
Withholding taxes on foreign income	(153)

Total investment income	35,090

Expenses:
Investment management fees	10,768
Distribution and service fees	3,959
Transfer agent costs	19
Trustees, CCO and deferred compensation fees	56
Audit and tax fees	19,013
Custody fees	13,992
Legal fees	789
Printing and shareholder reports fees	1,748
Other	1,500

Total expenses before waiver and/or reimbursement and recapture	51,844

Expense waived and/or reimbursed	(32,889)
Recapture of previously waived and/or reimbursed fees	50

Net expenses	19,005

Net investment income (loss)	16,085

Net realized gain (loss) on:
Investments	(17,946)

Net change in unrealized appreciation (depreciation) on:
Investments	(327,550)

Net realized and change in unrealized gain (loss)	(345,496)

Net increase (decrease) in net assets resulting from operations	$(329,411)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017 (A)
From operations:
Net investment income (loss)	$16,085	$1,978
Net realized gain (loss)	(17,946)	8,022
Net change in unrealized appreciation (depreciation)	(327,550)	11,395

Net increase (decrease) in net assets resulting from operations	(329,411)	21,395

Distributions (B):
Dividends and/or distributions to shareholders	(16,056)	—

Capital share transactions:
Proceeds from shares sold	2,748,829	1,000,000
Dividends and/or distributions reinvested	16,056	—
Cost of shares redeemed	(336,893)	—

Net increase (decrease) in net assets resulting from capital share transactions	2,427,992	1,000,000

Net increase (decrease) in net assets	2,082,525	1,021,395

Net assets:
Beginning of year	1,021,395	—

End of year	$3,103,920	$1,021,395

Undistributed (distributions in excess of) net investment income (loss) (B)	—	$2,596

Capital share transactions - shares:
Shares issued	277,128	100,000
Shares reinvested	1,520	—
Shares redeemed	(34,380)	—

Net increase (decrease) in shares outstanding	244,268	100,000

(A)	Commenced operations on September 29, 2017.
(B)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Service Class
	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$10.21	$10.00

Investment operations:
Net investment income (loss) (B)	0.12	0.02
Net realized and unrealized gain (loss)	(1.22)	0.19

Total investment operations	(1.10)	0.21

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	—
Net realized gains	(0.07)	—

Total dividends and/or distributions to shareholders	(0.09)	—

Net asset value, end of period/year	$9.02	$10.21

Total return	(10.86)%	2.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,104	$1,021
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	3.27%	15.95	%(D)
Including waiver and/or reimbursement and recapture	1.20%	1.20	%(D)
Net investment income (loss) to average net assets	1.15%	0.77	%(D)
Portfolio turnover rate	159%	53	%(C)

(A)	Commenced operations on September 29, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Levin Large Cap Value VP (the “Portfolio”) commenced operations on September 29, 2017. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $21.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2018
First $750 million	0.68%
Over $750 million up to $1 billion	0.65
Over $1 billion up to $2 billion	0.63
Over $2 billion up to $3 billion	0.60
Over $3 billion	0.58
Prior to August 1, 2018
First $750 million	0.68
Over $750 million up to $1 billion	0.65
Over $1 billion	0.63

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.20%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2017	2018	Total
$ 37,652	$ 32,889	$ 70,541

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 4,945,978	$ —	$ 2,521,391	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 3,425,007	$ 18,718	$ (378,710)	$ (359,992)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,056	$ —	$ —	$ —	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 20,608	$ 15,930	$ —	$ —	$ —	$ (359,992)

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Levin Large Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Levin Large Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statements of operations for the year then ended, and the statements changes in net assets and the financial highlights for the year then ended and for the period from September 29, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from September 29, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Levin Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

(unaudited)

MARKET ENVIRONMENT

After a long absence, volatility reasserted itself over the past 12 months. Markets entered 2018 boosted by fresh U.S. fiscal stimulus provided by sweeping tax law changes and a broad-based synchronized global economic expansion. However, after making a seemingly parabolic advance between mid-November 2017 and late January 2018, the S&P 500® made an abrupt nosedive in a mere two weeks. Rising U.S. interest rates and the concern of an even more restrictive the U.S. Federal Reserve (“Fed”) rate hike campaign appeared to be behind the newfound market concerns.

By spring, it was clear that economic growth in both Europe and China was slowing and failing to meet expectations, while talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. However, international markets continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, shaken by a resolute Fed amid signs of slowing U.S. economic data. Finally, a historic December decline took the S&P 500® Index from a sizable advance at its September peak to a modest loss for the calendar year.

Outside of the U.S., both foreign developed and emerging market equities were strongly negative. Bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, were hurt by rising interest rates for the bulk of the year, but made a fourth quarter charge to finish roughly flat for 2018.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Madison Balanced Allocation VP, Service Class returned -3.87%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Balanced Allocation VP Blended Benchmark, returned 0.01%, -5.24%, and -3.17%, respectively.

STRATEGY REVIEW

The Portfolio performed well in the more volatile periods at the beginning and end of the year. Late summer rotations into more defensive sectors such as health care and consumer staples helped buffer downside risk during the fourth quarter market decline. Performance was also aided by strong relative results from two of our core U.S. equity holdings. Our more quality-focused large cap holding (Madison Investors) provided the largest positive impact as investors favored safety late in the year. On the flip side, our more growth-leaning large cap position (Transamerica WMC US Growth VP) had a more difficult end to the year but had built a large enough gain ahead of the decline to still provide a meaningful positive contribution.

Our early-year preference for international over domestic equities had a negative performance impact. That said, by spring we reallocated back to a more neutral stance and increased currency hedging as we recognized the increasing risks of global trade disruption.

Within fixed income, performance was challenged by below-benchmark returns from one of our core bond positions (Madison Core Bond Fund), as well as an overweight allocation to Treasury Inflation-Protected Securities, which underperformed over the second half of the year as inflation expectations dropped alongside sliding oil prices. Our overall below-benchmark duration stance was additive; however, our long-term U.S. Treasury position negated some of the positive effects.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	46.5%
U.S. Equity Funds	35.2
International Equity Fund	12.4
International Fixed Income Fund	3.1
Repurchase Agreement	2.6
Net Other Assets (Liabilities)	0.2
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Service Class	(3.87)%	3.42%	4.61%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	2.69%
Russell 3000® Index (B)	(5.24)%	7.91%	10.14%
Transamerica Madison Balanced Allocation VP Blended Benchmark (A) (C) (D) (E) (F)	(3.17)%	4.71%	5.85%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Balanced Allocation VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 38% Russell 1000® Index, 10% MSCI World Index ex-U.S., and 2% Russell 2000® Index.

(D) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$962.10	$2.37	$1,022.80	$2.45	0.48%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 8.1%
International Equity Fund - 4.0%
Vanguard FTSE All-World ex-US ETF	84,660	$ 3,858,803

U.S. Equity Funds - 1.2%
Vanguard Consumer Staples ETF	3,649	478,639
Vanguard Health Care ETF	4,555	731,533

		1,210,172

U.S. Fixed Income Fund - 2.9%
iShares 20+ Year Treasury Bond ETF	23,543	2,860,710

Total Exchange-Traded Funds (Cost $8,293,831)		7,929,685

INVESTMENT COMPANIES - 89.1%
International Equity Funds - 8.4%
Transamerica International Equity (A)	260,110	4,047,318
Transamerica International Growth (A)	665,145	4,110,598

		8,157,916

International Fixed Income Fund - 3.1%
Transamerica Inflation Opportunities (A)	314,530	3,032,071

U.S. Equity Funds - 34.0%
Energy Select Sector SPDR Fund	12,749	731,155
Madison Dividend Income Fund	249,496	5,853,186
Madison Investors Fund	475,223	9,100,516
Madison Mid Cap Fund	502,481	4,517,306
Transamerica JPMorgan Enhanced Index VP (A)	5,282	101,937
Transamerica Large Cap Value (A)	336,078	3,340,614
Transamerica Small/Mid Cap Value VP (A)	27,494	470,423
Transamerica WMC US Growth VP (A)	339,806	9,127,191

		33,242,328

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 43.6%
Madison Core Bond Fund	1,381,474	$ 13,317,407
Transamerica Core Bond (A)	1,732,974	16,723,196
Transamerica Short-Term Bond (A)	1,278,604	12,594,254

		42,634,857

Total Investment Companies (Cost $94,212,951)		87,067,172

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $2,581,585 on 01/02/2019. Collateralized by U.S. Government Obligations, 2.13% -2.75%, due 07/31/2024 - 06/30/2025, and with a total value of $2,637,892.	$ 2,581,377	2,581,377

Total Repurchase Agreement (Cost $2,581,377)		2,581,377

Total Investments (Cost $105,088,159)		97,578,234
Net Other Assets (Liabilities) - 0.2%		201,582

Net Assets - 100.0%		$ 97,779,816

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$7,929,685	$—	$—	$7,929,685
Investment Companies	87,067,172	—	—	87,067,172
Repurchase Agreement	—	2,581,377	—	2,581,377

Total Investments	$94,996,857	$2,581,377	$—	$97,578,234

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (D)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (D)	Net Capital Gain Distributions
Transamerica Bond	$1,110,518	$2,955	$(1,098,577)	$(4,351)	$(10,545)	$—	—	$2,955	$—
Transamerica Core Bond	19,000,400	3,359,732	(5,171,212)	(111,022)	(354,702)	16,723,196	1,732,974	484,732	—
Transamerica Dividend Focused	6,472,060	4,501,344	(10,777,526)	(126,843)	(69,035)	—	—	57,527	—
Transamerica Inflation Opportunities	1,958,482	8,374,218	(6,948,794)	(226,854)	(124,981)	3,032,071	314,530	179,156	—
Transamerica International Equity	5,227,735	2,667,444	(2,935,458)	136,145	(1,048,548)	4,047,318	260,110	90,089	127,355
Transamerica International Growth	2,347,190	4,235,370	(1,069,848)	(58,975)	(1,343,139)	4,110,598	665,145	90,475	599,895
Transamerica JPMorgan Enhanced Index VP	1,149,187	2,556,876	(3,449,638)	(29,517)	(124,971)	101,937	5,282	3,149	3,727
Transamerica Large Cap Value	2,482,923	4,491,973	(2,790,067)	(205,419)	(638,796)	3,340,614	336,078	60,223	331,750
Transamerica Mid Cap Value Opportunities	282,971	425,382	(739,369)	31,411	(395)	—	—	—	—
Transamerica Short-Term Bond	8,368,084	4,383,084	(42)	(443)	(156,429)	12,594,254	1,278,604	306,649	—
Transamerica Small/Mid Cap Value VP	6,697,023	5,241,589	(11,192,007)	453,781	(729,963)	470,423	27,494	340,635	390,713
Transamerica WMC US Growth VP	6,932,274	6,314,798	(3,055,448)	452,044	(1,516,477)	9,127,191	339,806	171,674	643,124

Total	$62,028,847	$46,554,765	$(49,227,986)	$309,957	$(6,117,981)	$53,547,602	4,960,023	$1,787,264	$2,096,564

(B)	Rate disclosed reflects the yield at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Does not reflect certain tax adjustments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $58,087,588)	$53,547,602
Unaffiliated investments, at value (cost $44,419,194)	41,449,255
Repurchase agreement, at value (cost $2,581,377)	2,581,377
Receivables and other assets:
Investments sold	255,520
Shares of beneficial interest sold	3,043
Dividends and/or distributions	36,587
Interest	104

Total assets	97,873,488

Liabilities:
Payables and other liabilities:
Investments purchased	30,446
Investment management fees	15,103
Distribution and service fees	20,977
Transfer agent costs	407
Trustees, CCO and deferred compensation fees	300
Audit and tax fees	14,093
Custody fees	4,756
Legal fees	691
Printing and shareholder reports fees	2,820
Other accrued expenses	4,079

Total liabilities	93,672

Net assets	$97,779,816

Net assets consist of:
Capital stock ($0.01 par value)	$91,322
Additional paid-in capital	98,470,477
Total distributable earnings (accumulated losses)	(781,983)

Net assets	$97,779,816

Shares outstanding	9,132,160

Net asset value and offering price per share	$10.71

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$1,784,309
Dividend income from unaffiliated investments	772,341
Interest income from unaffiliated investments	13,004

Total investment income	2,569,654

Expenses:
Investment management fees	192,113
Distribution and service fees	266,824
Transfer agent costs	1,607
Trustees, CCO and deferred compensation fees	3,496
Audit and tax fees	17,986
Custody fees	11,108
Legal fees	5,586
Printing and shareholder reports fees	4,006
Other	6,706

Total expenses	509,432

Net investment income (loss)	2,060,222

Net realized gain (loss) on:
Affiliated investments	312,912
Unaffiliated investments	1,340,269
Capital gain distributions received from affiliated investment companies	2,096,564
Capital gain distributions received from unaffiliated investment companies	2,313,002

Net realized gain (loss)	6,062,747

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(6,117,981)
Unaffiliated investments	(5,978,076)

Net change in unrealized appreciation (depreciation)	(12,096,057)

Net realized and change in unrealized gain (loss)	(6,033,310)

Net increase (decrease) in net assets resulting from operations	$(3,973,088)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$2,060,222	$2,051,116
Net realized gain (loss)	6,062,747	3,540,172
Net change in unrealized appreciation (depreciation)	(12,096,057)	6,085,450

Net increase (decrease) in net assets resulting from operations	(3,973,088)	11,676,738

Distributions (A):
Dividends and/or distributions to shareholders	(4,323,240)	—
Dividends and/or distributions to shareholders from:
Net investment income	—	(1,924,085)

Total dividends and/or distributions to shareholders	(4,323,240)	(1,924,085)

Capital share transactions:
Proceeds from shares sold	1,132,099	2,647,413
Dividends and/or distributions reinvested	4,323,240	1,924,085
Cost of shares redeemed	(11,084,117)	(7,675,587)

Net increase (decrease) in net assets resulting from capital share transactions	(5,628,778)	(3,104,089)

Net increase (decrease) in net assets	(13,925,106)	6,648,564

Net assets:
Beginning of year	111,704,922	105,056,358

End of year	$97,779,816	$111,704,922

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$2,000,332

Capital share transactions - shares:
Shares issued	98,659	238,064
Shares reinvested	380,232	173,654
Shares redeemed	(968,851)	(687,109)

Net increase (decrease) in shares outstanding	(489,960)	(275,391)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.61	$10.61	$10.49		$11.56	$11.53

Investment operations:
Net investment income (loss) (A)	0.22	0.21	0.19	(B)	0.22	0.26
Net realized and unrealized gain (loss)	(0.64)	0.99	0.37		(0.31)	0.40

Total investment operations	(0.42)	1.20	0.56		(0.09)	0.66

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.20)	(0.20)		(0.21)	(0.08)
Net realized gains	(0.25)	—	(0.24)		(0.77)	(0.55)

Total dividends and/or distributions to shareholders	(0.48)	(0.20)	(0.44)		(0.98)	(0.63)

Net asset value, end of year	$10.71	$11.61	$10.61		$10.49	$11.56

Total return	(3.87)%	11.41%	5.25%		(0.73)%	5.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$97,780	$111,705	$105,056		$98,558	$94,841
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.48%	0.48%	0.47%		0.47%	0.49%
Including waiver and/or reimbursement and recapture	0.48%	0.48%	0.47	%(B)	0.47%	0.49%
Net investment income (loss) to average net assets	1.93%	1.89%	1.82	%(B)	1.94%	2.19%
Portfolio turnover rate	73%	57%	63%		60%	131%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Balanced Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.18% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Current Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.60%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 76,433,834	$ 88,297,765

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 106,121,178	$ 76,507	$ (8,619,451)	$ (8,542,944)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,307,235	$ 2,016,005	$ —	$ 1,924,085	$ —	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,984,670	$ 5,776,292	$ —	$ —	$ (1)	$ (8,542,944)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Balanced Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Balanced Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Balanced Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,016,005 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 82,577	$ 27,213

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

(unaudited)

MARKET ENVIRONMENT

After a long absence, volatility reasserted itself over the past 12 months. Markets entered 2018 boosted by fresh U.S. fiscal stimulus provided by sweeping tax law changes and a broad-based synchronized global economic expansion. However, after making a seemingly parabolic advance between mid-November 2017 and late January 2018, the S&P 500® made an abrupt nosedive in a mere two weeks. Rising U.S. interest rates and the concern of an even more restrictive U.S. Federal Reserve (“Fed”) rate hike campaign appeared to be behind the newfound market concerns.

By spring, it was clear that economic growth in both Europe and China was slowing and failing to meet expectations, while talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. However, international markets continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. dollar and a general tightening in financial conditions. In late September of 2018, turbulence returned as the markets took the turn of the season to fall quite literally, shaken by a resolute Fed amid signs of slowing U.S. economic data. Finally, a historic December decline took the S&P 500® from a sizable advance at its September peak to a modest loss for the calendar year ended December 31, 2018.

Outside of the U.S., both foreign developed and emerging market equities were strongly negative. Bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, were hurt by rising interest rates for the bulk of the year, but made a fourth quarter charge to finish roughly flat for 2018.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Madison Conservative Allocation VP, Service Class returned -1.96%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the Transamerica Madison Conservative Allocation VP Blended Benchmark, returned 0.01%, -5.24%, and -1.81%, respectively.

STRATEGY REVIEW

The Portfolio performed well in the more volatile periods at the beginning and end of 2018. Late summer rotations into more defensive sectors such as health care and consumer staples helped buffer downside risk during the fourth quarter market decline. Performance was also aided by strong relative results from two of our core U.S. equity holdings. Our more quality-focused large cap holding (Madison Investors) provided the largest positive impact as investors favored safety late in the year. On the flip side, our more growth-leaning large cap position (Transamerica WMC US Growth VP) had a more difficult end to the year but had built a large enough gain ahead of the decline to still provide a meaningful positive contribution.

Our early-year preference for international over domestic equities had a negative performance impact. That said, by spring we reallocated back to a more neutral stance and increased currency hedging as we recognized the increasing risks of global trade disruption.

Within fixed income, performance was challenged by below-benchmark returns from one of our core bond positions (Madison Core Bond Fund), as well as an overweight allocation to Treasury Inflation-Protected Securities, which underperformed over the second half of the year as inflation expectations dropped alongside sliding oil prices. Our overall below-benchmark duration stance was additive; however, our long-term U.S. Treasury position negated some of the positive effects.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	63.3%
U.S. Equity Funds	20.1
International Equity Fund	6.7
International Fixed Income Fund	6.6
Repurchase Agreement	3.6
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Service Class	(1.96)%	2.80%	3.49%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	2.69%
Russell 3000® Index (B)	(5.24)%	7.91%	10.14%
Transamerica Madison Conservative Allocation VP Blended Benchmark (A) (C) (D) (E) (F)	(1.81)%	3.89%	4.66%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Conservative Allocation VP Blended Benchmark is composed of the following benchmarks: 70% Bloomberg Barclays US Aggregate Bond Index, 23% Russell 1000® Index, 6% MSCI EAFE Index and 1% Russell 2000® Index.

(D) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses(A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$985.80	$2.45	$1,022.70	$2.50	0.49%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 7.8%
International Equity Funds - 3.1%
Vanguard FTSE All-World ex-US ETF	41,214	$ 1,878,534
Xtrackers MSCI EAFE Hedged Equity ETF	2,122	59,204

		1,937,738

U.S. Equity Funds - 1.0%
Vanguard Consumer Staples ETF	2,361	309,692
Vanguard Health Care ETF	1,939	311,404

		621,096

U.S. Fixed Income Fund - 3.7%
iShares 20+ Year Treasury Bond ETF	19,102	2,321,084

Total Exchange-Traded Funds (Cost $5,108,831)		4,879,918

INVESTMENT COMPANIES - 88.9%
International Equity Funds - 3.6%
Transamerica International Equity (A)	73,256	1,139,867
Transamerica International Growth (A)	183,040	1,131,190

		2,271,057

International Fixed Income Fund - 6.6%
Transamerica Inflation Opportunities (A)	426,767	4,114,038

U.S. Equity Funds - 19.1%
Energy Select Sector SPDR Fund	5,517	316,400
Madison Dividend Income Fund	116,478	2,732,576
Madison Investors Fund	196,995	3,772,464
Madison Mid Cap Fund	140,548	1,263,524
Transamerica Large Cap Value (A)	62,202	618,285
Transamerica Small/Mid Cap Value VP (A)	8,233	140,864
Transamerica WMC US Growth VP (A)	115,995	3,115,619

		11,959,732

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 59.6%
Madison Core Bond Fund	1,235,156	$ 11,906,901
Transamerica Core Bond (A)	1,366,699	13,188,643
Transamerica Short-Term Bond (A)	1,247,197	12,284,892

		37,380,436

Total Investment Companies (Cost $59,090,616)		55,725,263

	Principal	Value
REPURCHASE AGREEMENT - 3.6%
Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $2,259,860 on 01/02/2019. Collateralized by U.S. Government Obligations, 2.75% -2.88%, due 06/30/2025 - 07/31/2025, and with a total value of $2,311,144.	$ 2,259,678	2,259,678

Total Repurchase Agreement (Cost $2,259,678)		2,259,678

Total Investments (Cost $66,459,125)		62,864,859
Net Other Assets (Liabilities) - (0.3)%		(170,420)

Net Assets - 100.0%		$ 62,694,439

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$4,879,918	$—	$—	$4,879,918
Investment Companies	55,725,263	—	—	55,725,263
Repurchase Agreement	—	2,259,678	—	2,259,678

Total Investments	$60,605,181	$2,259,678	$—	$62,864,859

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (D)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (D)	Net Capital Gain Distributions
Transamerica Bond	$3,300,566	$3,810	$(3,266,517)	$(73,962)	$36,103	$—	—	$3,810	$—
Transamerica Core Bond	14,787,249	2,644,641	(3,864,453)	(85,047)	(293,747)	13,188,643	1,366,699	394,641	—
Transamerica Dividend Focused	2,902,105	1,642,043	(4,516,191)	(10,452)	(17,505)	—	—	17,043	—
Transamerica Inflation Opportunities	3,212,229	6,283,909	(5,050,653)	(159,203)	(172,244)	4,114,038	426,767	183,910	—
Transamerica International Equity	1,660,309	548,975	(796,099)	33,578	(306,896)	1,139,867	73,256	26,505	37,470
Transamerica International Growth	1,122,513	1,017,786	(603,934)	(36,192)	(368,983)	1,131,190	183,040	26,575	176,210
Transamerica Large Cap Value	481,529	2,272,058	(1,912,521)	(86,933)	(135,848)	618,285	62,202	20,846	61,401
Transamerica Mid Cap Value Opportunities	69,577	—	(72,026)	2,558	(109)	—	—	—	—
Transamerica Short-Term Bond	9,591,516	3,305,868	(450,041)	(715)	(161,736)	12,284,892	1,247,197	306,860	—
Transamerica Small/Mid Cap Value VP	2,234,616	2,170,423	(4,237,962)	202,856	(229,069)	140,864	8,233	102,665	117,758
Transamerica WMC US Growth VP	2,430,225	3,077,680	(1,975,630)	212,578	(629,234)	3,115,619	115,995	58,251	218,221

Total	$41,792,434	$22,967,193	$(26,746,027)	$(934)	$(2,279,268)	$35,733,398	3,483,389	$1,141,106	$611,060

(B)	Rate disclosed reflects the yield at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Does not reflect certain tax adjustments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $37,688,883)	$35,733,398
Unaffiliated investments, at value (cost $26,510,564)	24,871,783
Repurchase agreement, at value (cost $2,259,678)	2,259,678
Receivables and other assets:
Investments sold	159,275
Dividends and/or distributions	31,182
Interest	91

Total assets	63,055,407

Liabilities:
Payables and other liabilities:
Investments purchased	29,699
Shares of beneficial interest redeemed	12,743
Due to custodian	274,149
Investment management fees	9,636
Distribution and service fees	13,383
Transfer agent costs	255
Trustees, CCO and deferred compensation fees	196
Audit and tax fees	13,627
Custody fees	4,431
Legal fees	437
Printing and shareholder reports fees	1,910
Other accrued expenses	502

Total liabilities	360,968

Net assets	$62,694,439

Net assets consist of:
Capital stock ($0.01 par value)	$60,163
Additional paid-in capital	63,284,280
Total distributable earnings (accumulated losses)	(650,004)

Net assets	$62,694,439

Shares outstanding	6,016,304

Net asset value and offering price per share	$10.42

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$1,137,296
Dividend income from unaffiliated investments	510,233
Interest income from unaffiliated investments	8,034

Total investment income	1,655,563

Expenses:
Investment management fees	120,997
Distribution and service fees	168,051
Transfer agent costs	1,004
Trustees, CCO and deferred compensation fees	2,201
Audit and tax fees	17,327
Custody fees	10,322
Legal fees	3,475
Printing and shareholder reports fees	2,994
Other	1,538

Total expenses	327,909

Net investment income (loss)	1,327,654

Net realized gain (loss) on:
Affiliated investments	2,876
Unaffiliated investments	682,819
Capital gain distributions received from affiliated investment companies	611,060
Capital gain distributions received from unaffiliated investment companies	949,151

Net realized gain (loss)	2,245,906

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(2,279,268)
Unaffiliated investments	(2,858,934)

Net change in unrealized appreciation (depreciation)	(5,138,202)

Net realized and change in unrealized gain (loss)	(2,892,296)

Net increase (decrease) in net assets resulting from operations	$(1,564,642)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$1,327,654	$1,371,732
Net realized gain (loss)	2,245,906	1,915,992
Net change in unrealized appreciation (depreciation)	(5,138,202)	2,397,477

Net increase (decrease) in net assets resulting from operations	(1,564,642)	5,685,201

Distributions (A):
Dividends and/or distributions to shareholders	(1,781,288)	—
Dividends and/or distributions to shareholders from:
Net investment income	—	(1,393,881)

Total dividends and/or distributions to shareholders	(1,781,288)	(1,393,881)

Capital share transactions:
Proceeds from shares sold	768,724	526,097
Dividends and/or distributions reinvested	1,781,288	1,393,881
Cost of shares redeemed	(7,439,134)	(8,280,669)

Net increase (decrease) in net assets resulting from capital share transactions	(4,889,122)	(6,360,691)

Net increase (decrease) in net assets	(8,235,052)	(2,069,371)

Net assets:
Beginning of year	70,929,491	72,998,862

End of year	$62,694,439	$70,929,491

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$1,321,170

Capital share transactions - shares:
Shares issued	71,061	49,043
Shares reinvested	165,394	130,881
Shares redeemed	(687,713)	(773,969)

Net increase (decrease) in shares outstanding	(451,258)	(594,045)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$10.97	$10.34	$10.21		$10.94	$11.04

Investment operations:
Net investment income (loss) (A)	0.21	0.20	0.19	(B)	0.22	0.20
Net realized and unrealized gain (loss)	(0.46)	0.64	0.23		(0.29)	0.32

Total investment operations	(0.25)	0.84	0.42		(0.07)	0.52

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.21)		(0.19)	(0.15)
Net realized gains	(0.07)	—	(0.08)		(0.47)	(0.47)

Total dividends and/or distributions to shareholders	(0.30)	(0.21)	(0.29)		(0.66)	(0.62)

Net asset value, end of year	$10.42	$10.97	$10.34		$10.21	$10.94

Total return	(2.42)%	8.22%	4.09%		(0.66)%	4.76%

Ratio and supplemental data:
Net assets end of year (000’s)	$62,694	$70,929	$72,999		$74,096	$74,680
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.49%	0.48%	0.48%		0.48%	0.49%
Including waiver and/or reimbursement and recapture	0.49%	0.48%	0.48	%(B)	0.48%	0.49%
Net investment income (loss) to average net assets	1.98%	1.91%	1.79	%(B)	2.06%	1.84%
Portfolio turnover rate	54%	48%	69%		68%	128%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Conservative Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.18% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.60%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 35,585,915	$ 44,157,629

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 67,055,915	$ 31,780	$ (4,222,836)	$ (4,191,056)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,781,288	$ —	$ —	$ 1,393,881	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,295,853	$ 2,245,199	$ —	$ —	$ —	$ (4,191,056)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Conservative Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Conservative Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Conservative Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 254,566	$ 35,603

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

After a long absence, volatility reestablished itself in 2018. Markets entered 2018 buoyed by fresh U.S. fiscal stimulus provided by the sweeping tax law changes, and what was at the time, a broad-based synchronized global economic expansion. However, after making a seemingly uninterrupted advance between mid-November 2017 and late January 2018, the S&P 500® made an abrupt 10% decline in a mere two weeks. Rising U.S. interest rates and the concern of an even more restrictive U.S. Federal Reserve (“Fed”) rate hike campaign appeared to be behind the newfound market concerns.

By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations, while talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. In late September of 2018, turbulence returned as the markets took the turn of the season to fall quite literally, shaken by a resolute Fed amid signs of slowing U.S. economic data. Finally, a historic December decline took the S&P 500® from a sizable advance at its September peak, to a -4.38% loss for the calendar year ended 2018.

Stock market volatility was mirrored in the bond market as both investment grade and high yield bonds suffered from sharply increasing spreads (i.e., risk premiums) over comparable Treasuries. As such, most spread based fixed income asset classes declined into year end. The Bloomberg Barclays US Aggregate Bond Index had a 2018 calendar year end return of 0.01%.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Madison Diversified Income VP, Service Class returned -0.75%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 1000® Index, and the Transamerica Madison Diversified Income VP Blended Benchmark, returned 0.01%, -4.78%, and -1.63%, respectively.

STRATEGY REVIEW

The equity portion of the Portfolio outperformed the Russell 1000® Index which declined -4.78% for the calendar year ended 2018. Sector allocation was negative, and stock selection accounted for all of the outperformance versus the index. For sector allocation, an underweight position in technology detracted from results. In terms of stock selection, there were positive contributions from health care, financials, consumer staples, technology, materials and industrials, which were partially offset by weakness in energy.

Global pharmaceutical company Merck & Co., Inc. (MCK) was the best performing stock in the Portfolio, and Pfizer, Inc. (PFE) also performed well. In Financials, CME Group, Inc. (CME) was a top performing stock. Within technology, Microsoft Corp. (MSFT) and Cisco Systems, Inc. (CSCO) were notable outperforming stocks. On the negative side, in energy, Schlumberger, Ltd. (SLB, not held at period end) negatively impacted performance. Within financials, Wells Fargo & Co. (WFC) was the worst performing stock in the Portfolio. Within industrials, 3M Co. (MMM) and United Parcel Service, Inc., Class B (UPS) underperformed due to worries about slowing global growth. Another notable underperforming stock was coffee and pet food manufacturer J.M. Smucker Co. (SJM, not held at period end).

The fixed income portion of the Portfolio was aided by a more conservative duration posture relative to the index and a market value overweight in credit securities which boosted Portfolio yield. However, these additive factors were offset by significant credit spread widening as the year ended. The Portfolio benefited from owning longer Treasuries as the yield curve flattened but this impact was offset by having a lower overall duration than the benchmark as long rates rallied sharply in the final months of 2018.

We believe continued volatility should be anticipated as the markets weigh economic growth, solid earnings and strong employment against tighter monetary policy, shifting interest rates, trade tensions and uncertain government policy. As such, we have continued to focus our investments in what we view as stocks of lower-risk, higher-quality companies and shorter-duration, higher-quality bonds. We anticipate that this should allow us to participate in the market, while providing some shelter as we experience market volatility.

John Brown, CFA

Drew Justman, CFA

Paul Lefurgey, CFA

Chris Nisbet, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	40.8%
Corporate Debt Securities	21.3
U.S. Government Obligations	17.8
U.S. Government Agency Obligations	10.8
Repurchase Agreement	3.5
Asset-Backed Securities	3.4
Municipal Government Obligations	2.2
Mortgage-Backed Securities	0.6
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Service Class	(0.75)%	4.24%	4.98%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	2.69%
Russell 1000® Index (B)	(4.78)%	8.21%	10.38%
Transamerica Madison Diversified Income VP Blended Benchmark (A) (B) (C)	(1.63)%	4.93%	5.90%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: 60% Bloomberg Barclays US Aggregate Bond Index and 40% Russell 1000® Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,000.00	$5.24	$1,020.00	$5.30	1.04%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 40.8%
Aerospace & Defense - 0.8%
United Technologies Corp.	10,000	$ 1,064,800

Air Freight & Logistics - 1.0%
United Parcel Service, Inc., Class B	14,000	1,365,420

Banks - 2.3%
US Bancorp	34,500	1,576,650
Wells Fargo & Co.	34,500	1,589,760

		3,166,410

Beverages - 2.1%
Diageo PLC, ADR	9,400	1,332,920
PepsiCo, Inc.	14,000	1,546,720

		2,879,640

Biotechnology - 0.8%
Amgen, Inc.	5,500	1,070,685

Capital Markets - 2.2%
BlackRock, Inc.	1,700	667,794
CME Group, Inc.	9,100	1,711,892
Northern Trust Corp.	8,000	668,720

		3,048,406

Chemicals - 1.1%
Linde PLC	10,000	1,560,400

Communications Equipment - 1.2%
Cisco Systems, Inc.	38,000	1,646,540

Diversified Telecommunication Services - 1.6%
Verizon Communications, Inc.	40,500	2,276,910

Electric Utilities - 0.9%
NextEra Energy, Inc.	7,000	1,216,740

Electrical Equipment - 0.5%
Emerson Electric Co.	12,500	746,875

Food Products - 1.8%
Hershey Co.	9,500	1,018,210
Nestle SA, ADR	17,500	1,416,800

		2,435,010

Health Care Equipment & Supplies - 1.7%
Medtronic PLC	25,700	2,337,672

Hotels, Restaurants & Leisure - 2.3%
McDonald’s Corp.	9,800	1,740,186
Starbucks Corp.	23,000	1,481,200

		3,221,386

Household Products - 1.5%
Procter & Gamble Co.	23,000	2,114,160

Industrial Conglomerates - 0.7%
3M Co.	5,000	952,700

Insurance - 1.4%
Chubb, Ltd.	6,000	775,080
Travelers Cos., Inc.	9,100	1,089,725

		1,864,805

IT Services - 1.6%
Accenture PLC, Class A	5,100	719,151
Automatic Data Processing, Inc.	5,400	708,048
Paychex, Inc.	11,000	716,650

		2,143,849

	Shares	Value
COMMON STOCKS (continued)
Media - 1.3%
Comcast Corp., Class A	53,000	$ 1,804,650

Multi-Utilities - 0.7%
Dominion Energy, Inc.	13,500	964,710

Oil, Gas & Consumable Fuels - 2.6%
Chevron Corp.	14,400	1,566,576
Exxon Mobil Corp.	29,400	2,004,786

		3,571,362

Pharmaceuticals - 5.6%
Johnson & Johnson	16,900	2,180,945
Merck & Co., Inc.	28,500	2,177,685
Novartis AG, ADR	15,900	1,364,379
Pfizer, Inc.	46,500	2,029,725

		7,752,734

Road & Rail - 0.7%
Union Pacific Corp.	6,900	953,787

Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.	8,700	746,721
Texas Instruments, Inc.	6,500	614,250

		1,360,971

Software - 0.9%
Microsoft Corp.	12,300	1,249,311

Specialty Retail - 1.5%
Home Depot, Inc.	6,000	1,030,920
TJX Cos., Inc.	23,500	1,051,390

		2,082,310

Trading Companies & Distributors - 1.0%
Fastenal Co.	27,500	1,437,975

Total Common Stocks (Cost $48,142,819)		56,290,218

	Principal	Value
ASSET-BACKED SECURITIES - 3.4%
American Express Credit Account Master Trust Series 2017-1, Class B, 2.10%, 09/15/2022	$ 500,000	495,301
BMW Floorplan Master Owner Trust Series 2018-1, Class A2, 1-Month LIBOR + 0.32%, 2.78% (A), 05/15/2023 (B)	175,000	175,000
CarMax Auto Owner Trust Series 2018-3, Class A3, 3.13%, 06/15/2023	200,000	200,765
Chesapeake Funding II LLC
Series 2017-4A, Class A1,
2.12%, 11/15/2029 (B)	406,304	401,901
Series 2018-1A, Class A1,
3.04%, 04/15/2030 (B)	242,570	242,402
Series 2018-2A, Class A1,
3.23%, 08/15/2030 (B)	150,000	150,678
Series 2018-3A, Class B,
3.62%, 01/15/2031 (B)	100,000	99,995

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Dell Equipment Finance Trust Series 2017-2, Class A2A, 1.97%, 02/24/2020 (B)	$ 147,838	$ 147,339
Enterprise Fleet Financing LLC
Series 2015-2, Class A3,
2.09%, 02/22/2021 (B)	122,081	121,785
Series 2017-3, Class A2,
2.13%, 05/22/2023 (B)	599,465	594,162
Series 2017-3, Class A3,
2.36%, 05/20/2023 (B)	105,000	103,406
John Deere Owner Trust Series 2018-B, Class A3, 3.08%, 11/15/2022	200,000	200,977
Nissan Auto Receivables Owner Trust Series 2015-C, Class A3, 1.37%, 05/15/2020	177,037	176,474
Synchrony Credit Card Master Note Trust Series 2017-1, Class B, 2.19%, 06/15/2023	500,000	493,491
Verizon Owner Trust
Series 2017-1A, Class A,
2.06%, 09/20/2021 (B)	750,000	744,407
Series 2018-A, Class A1A,
3.23%, 04/20/2023	360,000	362,207

Total Asset-Backed Securities (Cost $4,701,197)		4,710,290

CORPORATE DEBT SECURITIES - 21.3%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. 2.93%, 01/15/2025	250,000	237,221

Banks - 3.5%
Bank of America Corp.
Fixed until 07/21/2022, 2.82% (A), 07/21/2023, MTN	500,000	483,636
Fixed until 10/01/2024, 3.09% (A), 10/01/2025, MTN	300,000	284,457
Bank of Montreal 1.90%, 08/27/2021, MTN	250,000	241,459
Citigroup, Inc. Fixed until 04/23/2028, 4.08% (A), 04/23/2029	400,000	389,180
Fifth Third Bancorp 2.30%, 03/01/2019	300,000	299,696
Fifth Third Bank 3.35%, 07/26/2021	250,000	250,504
Huntington National Bank 3.55%, 10/06/2023	500,000	498,273
JPMorgan Chase & Co.
2.97%, 01/15/2023	250,000	243,745
3.13%, 01/23/2025	400,000	381,082
KeyCorp 5.10%, 03/24/2021, MTN	750,000	777,863
PNC Bank NA 2.45%, 07/28/2022	250,000	242,136
Regions Financial Corp.
2.75%, 08/14/2022	300,000	289,434
3.20%, 02/08/2021	250,000	248,401

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Zions Bancorp NA 3.50%, 08/27/2021	$ 250,000	$ 249,225

		4,879,091

Beverages - 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, 02/01/2046 (B)	225,000	208,662

Biotechnology - 0.2%
AbbVie, Inc. 3.75%, 11/14/2023	225,000	223,863

Capital Markets - 1.6%
Bank of New York Mellon Corp. 2.20%, 08/16/2023, MTN	500,000	474,769
Cboe Global Markets, Inc. 3.65%, 01/12/2027	300,000	291,982
Goldman Sachs Group, Inc. Fixed until 09/29/2024, 3.27% (A), 09/29/2025	500,000	468,686
Intercontinental Exchange, Inc. 2.35%, 09/15/2022	300,000	289,902
Morgan Stanley
3.88%, 01/27/2026, MTN	250,000	243,843
4.30%, 01/27/2045	250,000	233,836
Nasdaq, Inc. 3.85%, 06/30/2026	200,000	193,140

		2,196,158

Chemicals - 0.2%
DowDuPont, Inc. 4.73%, 11/15/2028	250,000	258,100

Consumer Finance - 1.3%
American Express Co.
2.50%, 08/01/2022	200,000	193,036
4.20%, 11/06/2025	400,000	407,754
Capital One Financial Corp.
2.45%, 04/24/2019	200,000	199,678
3.30%, 10/30/2024	500,000	472,873
Ford Motor Credit Co. LLC 2.94%, 01/08/2019, MTN	250,000	250,001
General Motors Financial Co., Inc. 3.20%, 07/06/2021	50,000	48,840
Synchrony Financial 3.70%, 08/04/2026	250,000	212,061

		1,784,243

Containers & Packaging - 0.4%
WRKCo., Inc. 3.75%, 03/15/2025 (B)	500,000	490,622

Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. 3.13%, 03/15/2026	100,000	96,924

Diversified Telecommunication Services - 1.1%
AT&T, Inc.
3.00%, 02/15/2022	400,000	393,105
4.75%, 05/15/2046	75,000	66,592

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.
4.33%, 09/21/2028	$ 728,000	$ 730,992
4.40%, 11/01/2034	300,000	289,137

		1,479,826

Electric Utilities - 0.2%
Duke Energy Corp. 3.75%, 09/01/2046	250,000	216,139

Electrical Equipment - 0.1%
Emerson Electric Co. 5.00%, 04/15/2019	175,000	176,006

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (B)	300,000	296,112

Equity Real Estate Investment Trusts - 1.3%
Boston Properties, LP 2.75%, 10/01/2026	500,000	451,607
Brixmor Operating Partnership, LP 3.65%, 06/15/2024	250,000	242,781
Simon Property Group, LP 3.38%, 03/15/2022	750,000	751,055
STORE Capital Corp. 4.50%, 03/15/2028	200,000	193,225
Welltower, Inc. 4.50%, 01/15/2024	200,000	205,094

		1,843,762

Food & Staples Retailing - 0.4%
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026	250,000	235,222
4.50%, 11/18/2034	300,000	287,719

		522,941

Food Products - 0.5%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	250,000	219,043
ConAgra Brands, Inc.
4.60%, 11/01/2025	250,000	250,792
5.40%, 11/01/2048	150,000	138,145
Tyson Foods, Inc. 3.55%, 06/02/2027	75,000	69,896

		677,876

Health Care Providers & Services - 1.1%
Cigna Corp.
4.38%, 10/15/2028 (B)	150,000	150,837
4.90%, 12/15/2048 (B)	100,000	97,840
CVS Health Corp. 5.13%, 07/20/2045	250,000	243,352
Humana, Inc. 2.50%, 12/15/2020	250,000	246,229
Laboratory Corp. of America Holdings 3.60%, 09/01/2027	300,000	285,725
UnitedHealth Group, Inc. 2.88%, 03/15/2023	500,000	492,547

		1,516,530

Hotels, Restaurants & Leisure - 0.3%
Marriott International, Inc. 3.13%, 06/15/2026	250,000	227,014

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp. 4.88%, 12/09/2045, MTN	$ 250,000	$ 251,661

		478,675

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc. 3.50%, 12/01/2024	200,000	191,505

Insurance - 0.6%
Aflac, Inc.
3.63%, 11/15/2024	300,000	299,766
4.75%, 01/15/2049	250,000	255,111
American International Group, Inc. 4.75%, 04/01/2048	300,000	274,537

		829,414

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. 2.80%, 08/22/2024	300,000	291,587

IT Services - 0.5%
Fidelity National Information Services, Inc.
3.00%, 08/15/2026	250,000	229,992
4.75%, 05/15/2048	300,000	278,866
Fiserv, Inc. 3.80%, 10/01/2023	250,000	251,557

		760,415

Media - 1.4%
Comcast Corp.
4.15%, 10/15/2028	350,000	355,402
5.15%, 03/01/2020	475,000	486,236
Discovery Communications LLC 5.00%, 09/20/2037	250,000	231,893
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.60%, 04/15/2026	300,000	287,120
Warner Media LLC 4.75%, 03/29/2021	500,000	512,609

		1,873,260

Oil, Gas & Consumable Fuels - 2.6%
BP Capital Markets America, Inc. 3.12%, 05/04/2026	200,000	188,066
ConocoPhillips Co. 4.15%, 11/15/2034	129,000	122,845
Enterprise Products Operating LLC
3.75%, 02/15/2025	500,000	494,729
5.20%, 09/01/2020	300,000	309,229
Exxon Mobil Corp. 4.11%, 03/01/2046	225,000	228,409
Kinder Morgan, Inc. 5.55%, 06/01/2045	450,000	445,666
Marathon Oil Corp. 2.70%, 06/01/2020	250,000	246,306
Marathon Petroleum Corp. 3.80%, 04/01/2028 (B)	300,000	281,531
MPLX, LP 4.80%, 02/15/2029	150,000	149,630
Phillips 66 4.65%, 11/15/2034	400,000	389,605

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp. 6.63%, 06/15/2037	$ 250,000	$ 273,909
Valero Energy Partners, LP 4.50%, 03/15/2028	400,000	391,664

		3,521,589

Pharmaceuticals - 0.5%
Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	200,000	197,197
Zoetis, Inc. 3.00%, 09/12/2027	500,000	461,772

		658,969

Road & Rail - 0.3%
Norfolk Southern Corp. 3.25%, 12/01/2021	400,000	401,053

Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc. 5.30%, 12/15/2045	175,000	184,089
Intel Corp.
3.30%, 10/01/2021	925,000	934,796
3.73%, 12/08/2047	400,000	370,368

		1,489,253

Software - 0.8%
Citrix Systems, Inc. 4.50%, 12/01/2027	70,000	66,907
Oracle Corp. 4.00%, 07/15/2046	325,000	303,253
salesforce.com, Inc.
3.25%, 04/11/2023	500,000	502,569
3.70%, 04/11/2028	300,000	301,585

		1,174,314

Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC / EMC Corp. 8.35%, 07/15/2046 (B)	75,000	81,209

Trading Companies & Distributors - 0.3%
Air Lease Corp.
3.63%, 04/01/2027	200,000	178,877
3.75%, 02/01/2022	300,000	296,866

		475,743

Total Corporate Debt Securities (Cost $30,001,015)		29,331,062

MORTGAGE-BACKED SECURITIES - 0.6%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class A2, 2.85%, 07/10/2047	83,975	83,811
Federal Home Loan Mortgage Corp. Series K006, Class A1, 3.40%, 07/25/2019	140,443	140,420
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class A2, 2.66%, 02/15/2048	500,000	496,080
WFRBS Commercial Mortgage Trust Series 2014-LC14, Class A2, 2.86%, 03/15/2047	77,138	77,017

Total Mortgage-Backed Securities (Cost $798,556)		797,328

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 2.2%
California - 0.6%
Los Angeles Department of Water & Power Power System Revenue, Revenue Bonds, 6.17%, 07/01/2040	$ 250,000	$ 261,337
Palomar Community College District, General Obligation Unlimited, Series B1, 7.19%, 08/01/2045	425,000	452,655
Rancho Water District Financing Authority, Revenue Bonds, Series A, 6.34%, 08/01/2040	185,000	194,849

		908,841

Florida - 0.4%
County of Pasco Water & Sewer Revenue, Revenue Bonds, Series B, 6.76%, 10/01/2039	500,000	514,050

Massachusetts - 0.4%
University of Massachusetts Building Authority, Revenue Bonds, 6.57%, 05/01/2039	500,000	505,970

New York - 0.7%
Metropolitan Transportation Authority, Revenue Bonds, 6.55%, 11/15/2031	340,000	418,632
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 6.27%, 08/01/2039	500,000	509,080

		927,712

Oregon - 0.1%
Washington County School District No. 1, General Obligation Limited, 4.36%, 06/30/2034	200,000	212,254

Total Municipal Government Obligations (Cost $3,322,221)		3,068,827

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.8%
Federal Farm Credit Banks 3.47%, 05/07/2024	275,000	275,231
Federal Home Loan Mortgage Corp.
2.85% (C), 06/28/2023, MTN	500,000	499,845
2.98%, 11/25/2025	350,000	346,381
3.00%, 09/01/2042 - 10/01/2046	1,562,180	1,530,811
3.50%, 11/01/2040 - 11/01/2047	1,615,547	1,622,325
4.00%, 04/01/2033 - 03/01/2047	1,057,966	1,083,203
4.50%, 02/01/2025 - 05/01/2048	770,293	799,205
5.50%, 01/01/2037	53,461	57,676
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.65%, 08/25/2026	500,000	481,243
3.12%, 06/25/2027	500,000	494,297
Federal Home Loan Mortgage Corp. REMIC 5.00%, 07/15/2036	198,551	210,867

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
2.40% (A), 03/25/2023	$ 318,683	$ 313,162
3.00%, 09/01/2030 - 03/01/2043	1,514,212	1,500,721
3.50%, 12/01/2031 - 12/01/2045	2,059,755	2,079,557
4.00%, 02/01/2035 - 12/01/2046	1,473,758	1,514,218
4.00%, 11/01/2048 (D)	986,731	1,006,062
4.50%, 03/01/2039 - 07/01/2041	127,718	133,776
5.00%, 07/01/2035	5,397	5,730
Federal National Mortgage Association REMICs
2.50%, 04/25/2040	92,403	91,797
3.50%, 04/25/2031	400,000	409,096
FREMF Mortgage Trust Series 2015-K721, Class B, 3.56% (A), 11/25/2047 (B)	250,000	249,465
Government National Mortgage Association
3.50%, 12/15/2042	109,556	110,863
4.00%, 12/15/2039	12,354	12,666
4.50%, 08/15/2040	9,179	9,587

Total U.S. Government Agency Obligations (Cost $15,181,066)		14,837,784

U.S. GOVERNMENT OBLIGATIONS - 17.8%
U.S. Treasury - 17.8%
U.S. Treasury Bonds
2.50%, 02/15/2045	1,100,000	996,875
2.75%, 08/15/2042 - 11/15/2042	1,550,000	1,482,855
3.00%, 05/15/2047 - 02/15/2048	1,500,000	1,493,027
3.75%, 08/15/2041	600,000	676,875
4.38%, 05/15/2041	400,000	492,312

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes
1.50%, 08/15/2026	$ 1,750,000	$ 1,614,375
1.63%, 08/15/2022	2,725,000	2,643,782
2.00%, 07/31/2020 - 08/15/2025	8,250,000	8,091,925
2.13%, 03/31/2024	2,000,000	1,960,547
2.38%, 05/15/2027	500,000	489,531
2.63%, 11/15/2020	1,500,000	1,502,754
2.88%, 05/15/2028	1,000,000	1,015,352
3.13%, 05/15/2021	2,000,000	2,029,687

Total U.S. Government Obligations (Cost $24,597,945)		24,489,897

REPURCHASE AGREEMENT - 3.5%
Fixed Income Clearing Corp., 1.45% (E), dated 12/31/2018, to be repurchased at $4,807,566 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $4,907,375.	4,807,179	4,807,179

Total Repurchase Agreement (Cost $4,807,179)		4,807,179

Total Investments (Cost $131,551,998)		138,332,585
Net Other Assets (Liabilities) - (0.4)%		(605,218)

Net Assets - 100.0%		$ 137,727,367

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$56,290,218	$—	$—	$56,290,218
Asset-Backed Securities	—	4,710,290	—	4,710,290
Corporate Debt Securities	—	29,331,062	—	29,331,062
Mortgage-Backed Securities	—	797,328	—	797,328
Municipal Government Obligations	—	3,068,827	—	3,068,827
U.S. Government Agency Obligations	—	14,837,784	—	14,837,784
U.S. Government Obligations	—	24,489,897	—	24,489,897
Repurchase Agreement	—	4,807,179	—	4,807,179

Total Investments	$56,290,218	$82,042,367	$—	$138,332,585

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $4,637,353, representing 3.4% of the Portfolio’s net assets.
(C)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2018; the maturity date disclosed is the ultimate maturity date.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2018. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Rate disclosed reflects the yield at December 31, 2018.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $126,744,819)	$133,525,406
Repurchase agreement, at value (cost $4,807,179)	4,807,179
Receivables and other assets:
Net income from securities lending	23
Dividends and/or distributions	92,034
Interest	552,187

Total assets	138,976,829

Liabilities:
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	1,002,417
Shares of beneficial interest redeemed	92,971
Investment management fees	86,167
Distribution and service fees	29,509
Transfer agent costs	540
Trustees, CCO and deferred compensation fees	403
Audit and tax fees	19,782
Custody fees	11,183
Legal fees	822
Printing and shareholder reports fees	4,661
Other accrued expenses	1,007

Total liabilities	1,249,462

Net assets	$137,727,367

Net assets consist of:
Capital stock ($0.01 par value)	$109,842
Additional paid-in capital	124,094,295
Total distributable earnings (accumulated losses)	13,523,230

Net assets	$137,727,367

Shares outstanding	10,984,177

Net asset value and offering price per share	$12.54

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$1,575,767
Interest income	2,302,445
Net income from securities lending	613
Withholding taxes on foreign income	(13,259)

Total investment income	3,865,566

Expenses:
Investment management fees	995,117
Distribution and service fees	340,793
Transfer agent costs	2,059
Trustees, CCO and deferred compensation fees	4,494
Audit and tax fees	25,658
Custody fees	25,674
Legal fees	7,134
Printing and shareholder reports fees	6,175
Other	3,620

Total expenses	1,410,724

Net investment income (loss)	2,454,842

Net realized gain (loss) on:
Investments	4,407,127

Net change in unrealized appreciation (depreciation) on:
Investments	(7,815,986)

Net realized and change in unrealized gain (loss)	(3,408,859)

Net increase (decrease) in net assets resulting from operations	$(954,017)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$2,454,842	$1,900,265
Net realized gain (loss)	4,407,127	2,879,475
Net change in unrealized appreciation (depreciation)	(7,815,986)	6,298,411

Net increase (decrease) in net assets resulting from operations	(954,017)	11,078,151

Distributions (A):
Dividends and/or distributions to shareholders	(4,759,926)	—
Dividends and/or distributions to shareholders from:
Net investment income	—	(1,966,983)
Net realized gains	—	(2,799,816)

Total dividends and/or distributions to shareholders	(4,759,926)	(4,766,799)

Capital share transactions:
Proceeds from shares sold	18,612,115	11,774,252
Dividends and/or distributions reinvested	4,759,926	4,766,799
Cost of shares redeemed	(11,441,001)	(7,328,578)

Net increase (decrease) in net assets resulting from capital share transactions	11,931,040	9,212,473

Net increase (decrease) in net assets	6,217,097	15,523,825

Net assets:
Beginning of year	131,510,270	115,986,445

End of year	$137,727,367	$131,510,270

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$1,952,001

Capital share transactions - shares:
Shares issued	1,445,625	918,083
Shares reinvested	372,451	381,955
Shares redeemed	(890,298)	(573,279)

Net increase (decrease) in shares outstanding	927,778	726,759

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$13.08	$12.43	$11.86		$12.20	$11.74

Investment operations:
Net investment income (loss) (A)	0.23	0.20	0.20	(B)	0.16	0.13
Net realized and unrealized gain (loss)	(0.32)	0.96	0.61		(0.15)	0.55

Total investment operations	(0.09)	1.16	0.81		0.01	0.68

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.21)	(0.16)		(0.12)	(0.08)
Net realized gains	(0.26)	(0.30)	(0.08)		(0.23)	(0.14)

Total dividends and/or distributions to shareholders	(0.45)	(0.51)	(0.24)		(0.35)	(0.22)

Net asset value, end of year	$12.54	$13.08	$12.43		$11.86	$12.20

Total return	(0.75)%	9.52%	6.84%		0.15%	5.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$137,727	$131,510	$115,986		$109,733	$105,561
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.07%	1.09%		1.09%	1.09%
Including waiver and/or reimbursement and recapture	1.03%	1.07%	1.08	%(B)	1.09%	1.09%
Net investment income (loss) to average net assets	1.80%	1.56%	1.60	%(B)	1.33%	1.12%
Portfolio turnover rate	33%	25%	29%		18%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $151.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.73%
Over $500 million up to $1 billion	0.70
Over $1 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.21%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 38,985,494	$ 14,911,673	$ 31,892,447	$ 11,303,937

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 131,568,223	$ 9,700,724	$ (2,936,362)	$ 6,764,362

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,033,469	$ 2,726,457	$ —	$ 2,235,548	$ 2,531,251	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,484,859	$ 4,274,009	$ —	$ —	$ —	$ 6,764,362

9. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Diversified Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Diversified Income VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,726,457 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

MARKET ENVIRONMENT

After a stellar performance in 2017, equities around the globe posed a major challenge to investors in 2018. It was the first calendar year since 2015 to bring net losses to global benchmark MSCI ACWI ex-U.S. Index, and the first year since 2008 to bring negative returns to the S&P 500®. Throughout the year, investor outlook was plagued with political risks, worries regarding global trade, the U.S. Federal Reserve (“Fed”) tightening program in the U.S., and general signs of weakening global economic growth.

The turmoil kicked off in February of 2018 with a sharp sell-off in U.S. markets that included the largest ever single-day point drop in the Dow Jones Industrial Average, and took most major market indices into sharp drawdowns. However, by the second half of the month, equity markets were on the mend, and the S&P 500® recovered half its losses by mid-February. Regardless, the February drawdown brought about a markedly higher regime for volatility, which set the tone for the rest of the year.

Equities recovered modestly in the second quarter, but exhibited declining volatility, and the third quarter was a generally positive quarter, with the exception of emerging markets. By contrast, the fourth quarter brought most equities to the brink of bear market territory, and reinforced fears that centered on slowing global growth and trade disputes between the U.S. and China. After dovish comments from the Fed, U.S. equities staged a record breaking rally on December 26th, including a 4.96% return for the S&P 500®. Fixed income benefited from safe haven buying in the fourth quarter, and erased much of the losses from earlier in the year, leaving major indices flat to negative for the year ended December 31, 2018.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Managed Risk – Balanced ETF VP, Initial Class returned -4.33%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Managed Risk – Balanced ETF VP Blended Benchmark, returned 0.01% and -3.83%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic exchange-traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following blended benchmark: 34% MSCI U.S. Broad Market Index, 16% FTSE All-World ex-U.S. Index, and 50% Bloomberg Barclays US Aggregate Bond Index. Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility that the Portfolio experiences and helps protect the Portfolio against severe, sustained market drawdowns (such as the 2008 financial crisis), by dynamically adjusting the equity/bond/cash allocations of the Portfolio. This strategy is expected to improve returns during sustained crises, but may detract from returns during highly volatile recoveries. Additionally the Portfolio aims to allocate 6.6% of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio underperformed its blended benchmark in 2018. However, the Portfolio outperformed in the first quarter of 2018, thanks to a higher equity allocation in January, which was reduced at the end of that month to around the benchmark level.

The majority of the Portfolio’s underperformance is attributable to the fourth quarter mainly due to the Portfolio’s efforts to manage risk, through a whipsawing market. Subsequent to volatile market events, volatility managed investments typically seek a defensive allocation with reduced exposure to equity markets, and therefore may not fully participate in a quick recovery.

Adam Schenck, CFA

Maria Schiopu

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	61.1%
U.S. Equity Funds	26.3
International Equity Funds	11.9
Other Investment Company	1.2
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(4.33)%	3.14%	6.43%	05/01/2008
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	3.48%
Transamerica Managed Risk - Balanced ETF VP Blended Benchmark (A) (B) (C) (D)	(3.83)%	4.34%	7.66%
Service Class	(4.55)%	2.90%	6.19%	05/01/2008

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk – Balanced ETF VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 34% MSCI U.S. Broad Market Index, and 16% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$955.90	$1.58	$1,023.60	$1.63	0.32%
Service Class	1,000.00	955.30	2.81	1,022.30	2.91	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 11.9%
DeltaShares® S&P International Managed Risk ETF (A) (B)	2,483,049	$ 112,766,180
Vanguard FTSE Developed Markets ETF	12,622,121	468,280,689
Vanguard FTSE Emerging Markets ETF	2,703,830	103,015,923

		684,062,792

U.S. Equity Funds - 26.3%
DeltaShares® S&P 400 Managed Risk ETF (B)	1,085,383	52,405,330
DeltaShares® S&P 500 Managed Risk ETF (A) (B)	3,876,403	198,081,868
DeltaShares® S&P 600 Managed Risk ETF (A) (B)	336,845	16,980,357
iShares Core S&P Total US Stock Market ETF (A)	5,698,511	323,447,484
Schwab U.S. Broad Market ETF (A)	5,374,402	322,087,912
Vanguard Total Stock Market ETF (A)	4,678,183	597,076,496

		1,510,079,447

U.S. Fixed Income Funds - 61.1%
iShares Core U.S. Aggregate Bond ETF	10,027,695	1,067,849,241
iShares Short Treasury Bond ETF (A)	9,615,614	1,060,602,224
Vanguard Total Bond Market ETF	17,331,347	1,372,815,996

		3,501,267,461

Total Exchange-Traded Funds (Cost $5,721,758,896)		5,695,409,700

	Shares	Value
OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (C)	66,818,572	$ 66,818,572

Total Other Investment Company (Cost $66,818,572)		66,818,572

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $41,449,802 on 01/02/2019. Collateralized by U.S. Government Obligations, 0.38% - 2.75%, due 06/30/2025 - 07/15/2025, and with a total value of $42,277,332.	$ 41,446,464	41,446,464

Total Repurchase Agreement (Cost $41,446,464)		41,446,464

Total Investments (Cost $5,830,023,932)		5,803,674,736
Net Other Assets (Liabilities) - (1.2)%		(71,360,487)

Net Assets - 100.0%		$ 5,732,314,249

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$5,695,409,700	$—	$—	$5,695,409,700
Other Investment Company	66,818,572	—	—	66,818,572
Repurchase Agreement	—	41,446,464	—	41,446,464

Total Investments	$5,762,228,272	$41,446,464	$—	$5,803,674,736

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $65,406,597. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the shares of DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (E)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (E)	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$69,560,103	$3,678,378	$(15,254,430)	$1,440,870	$(7,019,591)	$52,405,330	1,085,383	$717,781	$—
DeltaShares® S&P 500 Managed Risk ETF	221,747,226	24,352,297	(38,905,134)	4,697,284	(13,809,805)	198,081,868	3,876,403	3,521,591	—
DeltaShares® S&P 600 Managed Risk ETF	30,397,024	—	(12,410,215)	1,346,636	(2,353,088)	16,980,357	336,845	251,512	—
DeltaShares® S&P International Managed Risk ETF	131,296,882	15,403,603	(16,140,752)	1,517,713	(19,311,266)	112,766,180	2,483,049	3,241,960	—

Total	$453,001,235	$43,434,278	$(82,710,531)	$9,002,503	$(42,493,750)	$380,233,735	7,781,680	$7,732,844	$—

(C)	Rates disclosed reflect the yields at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Does not reflect certain tax adjustments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $389,603,812)	$380,233,735
Unaffiliated investments, at value (cost $5,398,973,656) (including securities loaned of $65,406,597)	5,381,994,537
Repurchase agreement, at value (cost $41,446,464)	41,446,464
Receivables and other assets:
Net income from securities lending	39,540
Shares of beneficial interest sold	89,526
Dividends and/or distributions	775,683
Interest	1,669

Total assets	5,804,581,154

Liabilities:
Cash collateral received upon return of:
Securities on loan	66,818,572
Payables and other liabilities:
Investments purchased	2,247,550
Shares of beneficial interest redeemed	102,909
Investment management fees	1,488,174
Distribution and service fees	1,235,730
Transfer agent costs	23,972
Trustees, CCO and deferred compensation fees	17,140
Audit and tax fees	85,621
Custody fees	36,662
Legal fees	40,589
Printing and shareholder reports fees	122,140
Other accrued expenses	47,846

Total liabilities	72,266,905

Net assets	$5,732,314,249

Net assets consist of:
Capital stock ($0.01 par value)	$4,930,506
Additional paid-in capital	5,506,366,517
Total distributable earnings (accumulated losses)	221,017,226

Net assets	$5,732,314,249

Net assets by class:
Initial Class	$2,424,190
Service Class	5,729,890,059

Shares outstanding:
Initial Class	205,803
Service Class	492,844,737

Net asset value and offering price per share:
Initial Class	$11.78
Service Class	11.63

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$7,242,874
Dividend income from unaffiliated investments	144,213,834
Interest income from unaffiliated investments	354,968
Net income from securities lending	275,285

Total investment income	152,086,961

Expenses:
Investment management fees	18,933,724
Distribution and service fees:
Service Class	15,720,921
Transfer agent costs	94,736
Trustees, CCO and deferred compensation fees	205,949
Audit and tax fees	122,142
Custody fees	90,612
Legal fees	329,406
Printing and shareholder reports fees	135,417
Other	162,360

Total expenses before waiver and/or reimbursement and recapture	35,795,267

Expenses waived and/or reimbursed:
Initial Class	(3)
Service Class	(4,997)

Net expenses	35,790,267

Net investment income (loss)	116,296,694

Net realized gain (loss) on:
Affiliated investments	9,492,473
Unaffiliated investments	199,789,817

Net realized gain (loss)	209,282,290

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(42,493,750)
Unaffiliated investments	(557,669,688)

Net change in unrealized appreciation (depreciation)	(600,163,438)

Net realized and change in unrealized gain (loss)	(390,881,148)

Net increase (decrease) in net assets resulting from operations	$(274,584,454)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$116,296,694	$105,648,411
Net realized gain (loss)	209,282,290	219,049,527
Net change in unrealized appreciation (depreciation)	(600,163,438)	474,274,324

Net increase (decrease) in net assets resulting from operations	(274,584,454)	798,972,262

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(50,720)	—
Service Class	(105,575,256)	—
Net investment income:
Initial Class	—	(53,423)
Service Class	—	(106,565,788)

Total dividends and/or distributions from net investment income	(105,625,976)	(106,619,211)

Capital share transactions:
Proceeds from shares sold:
Initial Class	534,511	724,370
Service Class	27,049,128	26,783,640

	27,583,639	27,508,010

Dividends and/or distributions reinvested:
Initial Class	50,720	53,423
Service Class	105,575,256	106,565,788

	105,625,976	106,619,211

Cost of shares redeemed:
Initial Class	(1,228,168)	(431,821)
Service Class	(553,331,154)	(416,527,196)

	(554,559,322)	(416,959,017)

Net increase (decrease) in net assets resulting from capital share transactions	(421,349,707)	(282,831,796)

Net increase (decrease) in net assets	(801,560,137)	409,521,255

Net assets:
Beginning of year	6,533,874,386	6,124,353,131

End of year	$5,732,314,249	$6,533,874,386

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$105,565,503

Capital share transactions - shares:
Shares issued:
Initial Class	42,495	60,713
Service Class	2,184,002	2,291,823

	2,226,497	2,352,536

Shares reinvested:
Initial Class	4,032	4,512
Service Class	8,493,585	9,108,187

	8,497,617	9,112,699

Shares redeemed:
Initial Class	(98,471)	(36,082)
Service Class	(44,954,856)	(35,361,746)

	(45,053,327)	(35,397,828)

Net increase (decrease) in shares outstanding:
Initial Class	(51,944)	29,143
Service Class	(34,277,269)	(23,961,736)

	(34,329,213)	(23,932,593)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.55		$11.25	$11.11		$11.92	$11.82

Investment operations:
Net investment income (loss) (A)	0.26		0.23	0.23	(B)	0.23	0.24
Net realized and unrealized gain (loss)	(0.79)		1.30	0.21		(0.41)	0.32

Total investment operations	(0.53)		1.53	0.44		(0.18)	0.56

Dividends and/or distributions to shareholders:
Net investment income	(0.24)		(0.23)	(0.21)		(0.17)	(0.12)
Net realized gains	—		—	(0.09)		(0.46)	(0.34)

Total dividends and/or distributions to shareholders	(0.24)		(0.23)	(0.30)		(0.63)	(0.46)

Net asset value, end of year	$11.78		$12.55	$11.25		$11.11	$11.92

Total return	(4.33)%		13.72%	3.94%		(1.50)%	4.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,424		$3,235	$2,571		$2,311	$2,449
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.32%		0.32%	0.32%		0.33%	0.33%
Including waiver and/or reimbursement and recapture	0.32	%(D)(E)	0.32%	0.32	%(B)	0.33%	0.33%
Net investment income (loss) to average net assets	2.06%		1.94%	2.04	%(B)	1.95%	2.00%
Portfolio turnover rate	30%		25%	65%		74%	164%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
(E)	TAM voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture in future years.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.39		$11.11	$10.97		$11.79	$11.71

Investment operations:
Net investment income (loss) (A)	0.23		0.20	0.19	(B)	0.20	0.23
Net realized and unrealized gain (loss)	(0.78)		1.28	0.22		(0.41)	0.30

Total investment operations	(0.55)		1.48	0.41		(0.21)	0.53

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.20)	(0.18)		(0.15)	(0.11)
Net realized gains	—		—	(0.09)		(0.46)	(0.34)

Total dividends and/or distributions to shareholders	(0.21)		(0.20)	(0.27)		(0.61)	(0.45)

Net asset value, end of year	$11.63		$12.39	$11.11		$10.97	$11.79

Total return	(4.55)%		13.44%	3.75%		(1.77)%	4.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,729,890		$6,530,639	$6,121,782		$5,940,322	$4,878,563
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.57%		0.57%	0.57%		0.58%	0.58%
Including waiver and/or reimbursement and recapture	0.57	%(D)(E)	0.57%	0.57	%(B)	0.58%	0.58%
Net investment income (loss) to average net assets	1.85%		1.67%	1.76	%(B)	1.77%	1.94%
Portfolio turnover rate	30%		25%	65%		74%	164%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
(E)	TAM voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture in future years.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$66,818,572	$—	$—	$—	$66,818,572
Total Borrowings	$66,818,572	$—	$—	$—	$66,818,572

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2019
Service Class	0.62	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2018, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 9,276,852	$ 2,311,048	$ (153,917)

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,860,465,074	$ 2,264,054,915

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 5,853,761,742	$ 90,813,519	$ (140,900,525)	$ (50,087,006)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $48,718,585.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 105,625,976	$ —	$ —	$106,619,211	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 116,237,650	$ 154,868,011	$ —	$ —	$ (1,429)	$ (50,087,006)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. These amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Balanced ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Balanced ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 23,429,717	$ 2,033,236

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

MARKET ENVIRONMENT

After a stellar performance in 2017, equities around the globe posed a major challenge to investors in 2018. It was the first calendar year since 2015 to bring net losses to global benchmark MSCI ACWI ex-U.S. Index, and the first year since 2008 to bring negative returns to the S&P 500®. Throughout the year, investor outlook was plagued with political risks, worries regarding global trade, the U.S. Federal Reserve (“Fed”) tightening program in the U.S., and general signs of weakening global economic growth.

The turmoil kicked off in February of 2018 with a sharp sell-off in U.S. markets that included the largest ever single-day point drop in the Dow Jones Industrial Average, and took most major market indices into sharp drawdowns. However, by the second half of the month, equity markets were on the mend, and the S&P 500® recovered half its losses by mid-February. Regardless, the February drawdown brought about a markedly higher regime for volatility, which set the tone for the rest of the year.

Equities recovered modestly in the second quarter, but exhibited declining volatility, and the third quarter was a generally positive quarter, with the exception of emerging markets. By contrast, the fourth quarter brought most equities to the brink of bear market territory, and reinforced fears that centered on slowing global growth and trade disputes between the U.S. and China. After dovish comments from the Fed, U.S. equities staged a record breaking rally on December 26th, including a 4.96% return for the S&P 500®. Fixed income benefited from safe haven buying in the fourth quarter, and erased much of the losses from earlier in the year, leaving major indices flat to negative for the year ended December 31, 2018.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Managed Risk – Conservative ETF VP, Initial Class returned -3.31%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Managed Risk – Conservative ETF VP Blended Benchmark, returned 0.01% and -2.52%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic exchange-traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following blended benchmark: 25% MSCI U.S. Broad Market Index, 10% FTSE All-World ex-U.S. Index, and 65% Bloomberg Barclays US Aggregate Bond Index. Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility that the Portfolio experiences, by dynamically adjusting the equity/bond/cash allocations of the Portfolio. This strategy is expected to improve returns during sustained crises, but may detract from returns during highly volatile recoveries. Additionally the Portfolio aims to allocate 4.5% of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio underperformed its blended benchmark in 2018. However, the Portfolio outperformed in the first quarter of 2018, thanks to a higher equity allocation in January, which was reduced in early February, and then again at the end of that month. However, that below baseline allocation to equities created some drag on returns in the second and third quarters.

Just over half of the Portfolio’s underperformance is attributable to the fourth quarter, mainly due to the Portfolio’s efforts to manage risk, through a whipsawing market. Subsequent to volatile market events, volatility managed investments typically seek a defensive allocation with reduced exposure to equity markets, and therefore may not fully participate in a quick recovery.

Adam Schenck, CFA

Maria Schiopu

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	76.1%
U.S. Equity Funds	16.9
International Equity Funds	6.5
Other Investment Company	0.7
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(3.31)%	3.36%	4.85%	11/19/2009
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	3.07%
Transamerica Managed Risk - Conservative ETF VP Blended Benchmark (A) (B) (C) (D)	(2.52)%	3.91%	5.48%
Service Class	(3.60)%	3.09%	4.59%	11/19/2009

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk – Conservative ETF VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays US Aggregate Bond Index, 25% MSCI U.S. Broad Market Index, and 10% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$973.00	$1.64	$1,023.50	$1.68	0.33%
Service Class	1,000.00	970.90	2.88	1,022.30	2.96	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 6.5%
DeltaShares® S&P International Managed Risk ETF (A)	200,067	$ 9,085,923
Vanguard FTSE Developed Markets ETF	881,314	32,696,749
Vanguard FTSE Emerging Markets ETF	191,573	7,298,931

		49,081,603

U.S. Equity Funds - 16.9%
DeltaShares® S&P 400 Managed Risk ETF (A)	95,966	4,633,507
DeltaShares® S&P 500 Managed Risk ETF (A)	371,945	19,006,166
DeltaShares® S&P 600 Managed Risk ETF (A)	31,007	1,563,063
iShares Core S&P Total US Stock Market ETF	500,956	28,434,263
Schwab U.S. Broad Market ETF	481,096	28,832,083
Vanguard Total Stock Market ETF	353,106	45,066,919

		127,536,001

U.S. Fixed Income Funds - 76.1%
iShares Core U.S. Aggregate Bond ETF	1,786,808	190,277,184
Schwab U.S. Aggregate Bond ETF (B)	3,369,867	170,481,572
Vanguard Total Bond Market ETF	2,704,544	214,226,930

		574,985,686

Total Exchange-Traded Funds (Cost $773,593,927)		751,603,290

	Shares	Value
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (C)	5,040,450	$ 5,040,450

Total Other Investment Company (Cost $5,040,450)		5,040,450

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $4,889,475 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $4,987,906.	$ 4,889,082	4,889,082

Total Repurchase Agreement (Cost $4,889,082)		4,889,082

Total Investments (Cost $783,523,459)		761,532,822
Net Other Assets (Liabilities) - (0.8)%		(5,740,621)

Net Assets - 100.0%		$ 755,792,201

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$751,603,290	$—	$—	$751,603,290
Other Investment Company	5,040,450	—	—	5,040,450
Repurchase Agreement	—	4,889,082	—	4,889,082

Total Investments	$756,643,740	$4,889,082	$—	$761,532,822

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the shares of DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (E)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (E)	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$6,671,637	$—	$(1,475,027)	$102,421	$(665,524)	$4,633,507	95,966	$66,491	$—
DeltaShares® S&P 500 Managed Risk ETF	21,515,213	1,857,090	(3,248,707)	218,294	(1,335,724)	19,006,166	371,945	338,070	—
DeltaShares® S&P 600 Managed Risk ETF	2,984,446	—	(1,311,984)	124,947	(234,346)	1,563,063	31,007	23,370	—
DeltaShares® S&P International Managed Risk ETF	10,935,793	653,416	(1,035,416)	40,048	(1,507,918)	9,085,923	200,067	257,967	—

Total	$42,107,089	$2,510,506	$(7,071,134)	$485,710	$(3,743,512)	$34,288,659	698,985	$685,898	$—

(B)	All or a portion of the security is on loan. The value of the security on loan is $4,927,466. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Does not reflect certain tax adjustments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $34,926,443)	$34,288,659
Unaffiliated investments, at value (cost $743,707,934) (including securities loaned of $4,927,466)	722,355,081
Repurchase agreement, at value (cost $4,889,082)	4,889,082
Receivables and other assets:
Net income from securities lending	13,602
Dividends and/or distributions	68,879
Interest	197

Total assets	761,615,500

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,040,450
Payables and other liabilities:
Shares of beneficial interest redeemed	346,623
Investment management fees	199,259
Distribution and service fees	162,153
Transfer agent costs	3,107
Trustees, CCO and deferred compensation fees	2,307
Audit and tax fees	21,233
Custody fees	8,881
Legal fees	5,354
Printing and shareholder reports fees	27,701
Other accrued expenses	6,231

Total liabilities	5,823,299

Net assets	$755,792,201

Net assets consist of:
Capital stock ($0.01 par value)	$630,650
Additional paid-in capital	726,252,102
Total distributable earnings (accumulated losses)	28,909,449

Net assets	$755,792,201

Net assets by class:
Initial Class	$14,197
Service Class	755,778,004

Shares outstanding:
Initial Class	1,174
Service Class	63,063,814

Net asset value and offering price per share:
Initial Class	$12.10	(A)
Service Class	11.98

(A)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$620,845
Dividend income from unaffiliated investments	19,432,086
Interest income from unaffiliated investments	45,254
Net income from securities lending	90,676

Total investment income	20,188,861

Expenses:
Investment management fees	2,527,671
Distribution and service fees:
Service Class	2,056,357
Transfer agent costs	12,326
Trustees, CCO and deferred compensation fees	26,916
Audit and tax fees	28,482
Custody fees	21,233
Legal fees	42,797
Printing and shareholder reports fees	32,538
Other	21,316

Total expenses before waiver and/or reimbursement and recapture	4,769,636

Expenses waived and/or reimbursed:
Service Class	(5,000)

Net expenses	4,764,636

Net investment income (loss)	15,424,225

Net realized gain (loss) on:
Affiliated investments	550,763
Unaffiliated investments	37,076,834

Net realized gain (loss)	37,627,597

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(3,743,512)
Unaffiliated investments	(77,641,728)

Net change in unrealized appreciation (depreciation)	(81,385,240)

Net realized and change in unrealized gain (loss)	(43,757,643)

Net increase (decrease) in net assets resulting from operations	$(28,333,418)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$15,424,225	$14,718,193
Net realized gain (loss)	37,627,597	18,375,201
Net change in unrealized appreciation (depreciation)	(81,385,240)	57,056,486

Net increase (decrease) in net assets resulting from operations	(28,333,418)	90,149,880

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(391)	—
Service Class	(20,155,170)	—
Net investment income:
Initial Class	—	(271)
Service Class	—	(15,758,011)

Total dividends and/or distributions from net investment income	—	(15,758,282)

Total dividends and/or distributions to shareholders	(20,155,561)	(15,758,282)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,213	1,142
Service Class	22,528,702	17,545,243

	22,529,915	17,546,385

Dividends and/or distributions reinvested:
Initial Class	391	271
Service Class	20,155,170	15,758,011

	20,155,561	15,758,282

Cost of shares redeemed:
Initial Class	(371)	(1,151)
Service Class	(104,832,731)	(111,646,363)

	(104,833,102)	(111,647,514)

Net increase (decrease) in net assets resulting from capital share transactions	(62,147,626)	(78,342,847)

Net increase (decrease) in net assets	(110,636,605)	(3,951,249)

Net assets:
Beginning of year	866,428,806	870,380,055

End of year	$755,792,201	$866,428,806

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$14,663,214

Capital share transactions - shares:
Shares issued:
Initial Class	96	93
Service Class	1,803,147	1,445,609

	1,803,243	1,445,702

Shares reinvested:
Initial Class	31	22
Service Class	1,611,125	1,299,094

	1,611,156	1,299,116

Shares redeemed:
Initial Class	(29)	(94)
Service Class	(8,357,129)	(9,164,677)

	(8,357,158)	(9,164,771)

Net increase (decrease) in shares outstanding:
Initial Class	98	21
Service Class	(4,942,857)	(6,419,974)

	(4,942,759)	(6,419,953)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.86		$11.80	$11.61		$12.41	$12.30

Investment operations:
Net investment income (loss) (A)	0.27		0.25	0.24	(B)	0.24	0.26
Net realized and unrealized gain (loss)	(0.68)		1.07	0.28		(0.29)	0.41

Total investment operations	(0.41)		1.32	0.52		(0.05)	0.67

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.26)	(0.22)		(0.21)	(0.18)
Net realized gains	(0.09)		—	(0.11)		(0.54)	(0.38)

Total dividends and/or distributions to shareholders	(0.35)		(0.26)	(0.33)		(0.75)	(0.56)

Net asset value, end of year	$12.10		$12.86	$11.80		$11.61	$12.41

Total return	(3.31)%		11.30%	4.36%		(0.40)%	5.48%

Ratio and supplemental data:
Net assets end of year (000’s)	$14		$14	$12		$12	$12
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.33%		0.33%	0.32%		0.34%	0.35%
Including waiver and/or reimbursement and recapture	0.33	%(D)(E)	0.33%	0.32	%(B)	0.34%	0.35%
Net investment income (loss) to average net assets	2.15%		1.97%	2.06	%(B)	1.98%	2.08%
Portfolio turnover rate	48%		28%	21%		38%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
(E)	TAM voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture in future years.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.74		$11.69	$11.51		$12.32	$12.22

Investment operations:
Net investment income (loss) (A)	0.24		0.21	0.21	(B)	0.21	0.23
Net realized and unrealized gain (loss)	(0.68)		1.07	0.27		(0.30)	0.41

Total investment operations	(0.44)		1.28	0.48		(0.09)	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.23)	(0.19)		(0.18)	(0.16)
Net realized gains	(0.09)		—	(0.11)		(0.54)	(0.38)

Total dividends and/or distributions to shareholders	(0.32)		(0.23)	(0.30)		(0.72)	(0.54)

Net asset value, end of year	$11.98		$12.74	$11.69		$11.51	$12.32

Total return	(3.60)%		11.03%	4.08%		(0.69)%	5.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$755,778		$866,415	$870,368		$823,777	$755,641
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.58%		0.58%	0.57%		0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.58	%(D)(E)	0.58%	0.57	%(B)	0.59%	0.59%
Net investment income (loss) to average net assets	1.88%		1.70%	1.80	%(B)	1.74%	1.89%
Portfolio turnover rate	48%		28%	21%		38%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
(E)	TAM voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture in future years.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$5,040,450	$—	$—	$—	$5,040,450
Total Borrowings	$5,040,450	$—	$—	$—	$5,040,450

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2019
Service Class	0.62	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2018, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 56,370,850	$ —	$ —

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 388,573,522	$ 453,806,166

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 784,873,477	$ 826,756	$ (24,167,411)	$ (23,340,655)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,715,552	$ 5,440,009	$ —	$ 15,758,282	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 22,681,547	$ 29,568,557	$ —	$ —	$ —	$ (23,340,655)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolios’ financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Conservative ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust, at December 31, 2018) the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Conservative ETF VP

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,440,009 for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,499,995	$ 133,413

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

(unaudited)

MARKET ENVIRONMENT

After a stellar performance in 2017, equities around the globe posed a major challenge to investors in 2018. It was the first calendar year since 2015 to bring net losses to global benchmark MSCI ACWI ex-U.S. Index, and the first year since 2008 to bring negative returns to the S&P 500®. Throughout the year, investor outlook was plagued with political risks, worries regarding global trade, the U.S. Federal Reserve (“Fed”) tightening program in the U.S., and general signs of weakening global economic growth.

The turmoil kicked off in February of 2018 with a sharp sell-off in U.S. markets that included the largest ever single-day point drop in the Dow Jones Industrial Average, and took most major market indices into sharp drawdowns. However, by the second half of the month, equity markets were on the mend, and the S&P 500® recovered half its losses by mid-February. Regardless, the February drawdown brought about a markedly higher regime for volatility, which set the tone for the rest of the year.

Equities recovered modestly in the second quarter, but exhibited declining volatility, and the third quarter was a generally positive quarter, with the exception of emerging markets. By contrast, the fourth quarter brought most equities to the brink of bear market territory, and reinforced fears that centered on slowing global growth and trade disputes between the U.S. and China. After dovish comments from the Fed, U.S. equities staged a record-breaking rally on December 26th, including a 4.96% return for the S&P 500®. Fixed income benefited from safe haven buying in the fourth quarter, and erased much of the losses from earlier in the year, leaving major indices flat to negative for the year ended December 31, 2018.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Managed Risk – Growth ETF VP, Initial Class returned -6.99%. By comparison, its primary and secondary benchmarks, the MSCI U.S Broad Market Index and the Transamerica Managed Risk – Growth ETF VP Blended Benchmark, returned -5.28% and -5.79%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic exchange-traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following blended benchmark: 52% MSCI U.S. Broad Market Index, 23% FTSE All-World ex-U.S. Index, and 25% Bloomberg Barclays US Aggregate Bond Index. Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility that the Portfolio experiences and helps protect the Portfolio against severe, sustained market drawdowns (such as the 2008 financial crisis), by dynamically adjusting the equity/bond/cash allocations of the portfolio. This strategy is expected to improve returns during sustained crises, but may detract from returns during highly volatile recoveries. Additionally the Portfolio aims to allocate 10% of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio underperformed its blended benchmark in 2018. The underperformance can be primarily attributed to periods during which equities rallied in the wake of a significant volatile event. Subsequent to volatile market events, the Portfolio will typically seek a defensive allocation with reduced exposure to equity markets and therefore may not fully participate in a quick recovery. The Portfolio underperformed in the first quarter of 2018, mainly due to its reduced equity allocation following the sharp selloff and recovery which occurred in February. Similarly, following sharp equity drawdowns in the fourth quarter, and particularly December, the Portfolio underperformed during the rapid rally of the last few days of the year, erasing previous gains.

Adam Schenck, CFA

Maria Schiopu

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.9%
U.S. Equity Funds	37.5
International Equity Funds	16.0
Other Investment Company	1.1
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(1.1)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(6.99)%	3.19%	8.01%	05/01/2008
MSCI U.S. Broad Market Index (A)	(5.28)%	7.94%	13.28%
Transamerica Managed Risk - Growth ETF VP Blended Benchmark (A) (B) (C) (D)	(5.79)%	5.21%	9.65%
Service Class	(7.16)%	2.92%	7.73%	05/01/2008

(A) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(B) The Transamerica Managed Risk – Growth ETF VP Blended Benchmark is composed of the following benchmarks: 52% MSCI U.S. Broad Market Index, 25% Bloomberg Barclays US Aggregate Bond Index, and 23% FTSE All-World Index ex-U.S.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$934.20	$1.56	$1,023.60	$1.63	0.32%
Service Class	1,000.00	933.50	2.78	1,022.30	2.91	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 16.0%
DeltaShares® S&P International Managed Risk ETF (A)	1,725,681	$ 78,370,767
Vanguard FTSE Developed Markets ETF	7,903,300	293,212,430
Vanguard FTSE Emerging Markets ETF	1,714,484	65,321,841

		436,905,038

U.S. Equity Funds - 37.5%
DeltaShares® S&P 400 Managed Risk ETF (A)	798,838	38,570,135
DeltaShares® S&P 500 Managed Risk ETF (A)	2,838,608	145,051,166
DeltaShares® S&P 600 Managed Risk ETF (A)	254,763	12,842,603
iShares Core S&P Total US Stock Market ETF	3,494,652	198,356,447
Schwab U.S. Broad Market ETF	3,305,091	198,074,104
Vanguard Total Stock Market ETF	3,383,518	431,838,402

		1,024,732,857

U.S. Fixed Income Funds - 45.9%
iShares Core U.S. Aggregate Bond ETF	2,130,090	226,833,284
iShares Short Treasury Bond ETF (B)	7,248,230	799,479,769
Vanguard Total Bond Market ETF	2,862,456	226,735,140

		1,253,048,193

Total Exchange-Traded Funds (Cost $2,838,459,644)		2,714,686,088

	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (C)	29,112,050	$ 29,112,050

Total Other Investment Company (Cost $29,112,050)		29,112,050

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $15,976,033 on 01/02/2019. Collateralized by a U.S. Government Obligation, 0.38%, due 07/15/2025, and with a value of $16,299,141.	$ 15,974,746	15,974,746

Total Repurchase Agreement (Cost $15,974,746)		15,974,746

Total Investments (Cost $2,883,546,440)		2,759,772,884
Net Other Assets (Liabilities) - (1.1)%		(29,456,990)

Net Assets - 100.0%		$ 2,730,315,894

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$2,714,686,088	$—	$—	$2,714,686,088
Other Investment Company	29,112,050	—	—	29,112,050
Repurchase Agreement	—	15,974,746	—	15,974,746

Total Investments	$2,743,798,138	$15,974,746	$—	$2,759,772,884

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the shares of DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (E)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (E)	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$54,248,162	$—	$(11,036,718)	$788,492	$(5,429,801)	$38,570,135	798,838	$556,090	$—
DeltaShares® S&P 500 Managed Risk ETF	174,175,888	10,611,940	(30,958,921)	1,964,275	(10,742,016)	145,051,166	2,838,608	2,749,435	—
DeltaShares® S&P 600 Managed Risk ETF	23,764,939	—	(10,072,174)	1,003,308	(1,853,470)	12,842,603	254,763	193,247	—
DeltaShares® S&P International Managed Risk ETF	99,203,735	3,321,716	(10,687,304)	421,731	(13,889,111)	78,370,767	1,725,681	2,348,502	—

Total	$351,392,724	$13,933,656	$(62,755,117)	$4,177,806	$(31,914,398)	$274,834,671	5,617,890	$5,847,274	$—

(B)	All or a portion of the security is on loan. The value of the security on loan is $28,479,460. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Does not reflect certain tax adjustments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $281,003,513)	$274,834,671
Unaffiliated investments, at value (cost $2,586,568,181) (including securities loaned of $28,479,460)	2,468,963,467
Repurchase agreement, at value (cost $15,974,746)	15,974,746
Receivables and other assets:
Investments sold	1,628,840
Net income from securities lending	34,641
Dividends and/or distributions	477,310
Interest	644

Total assets	2,761,914,319

Liabilities:
Cash collateral received upon return of:
Securities on loan	29,112,050
Payables and other liabilities:
Shares of beneficial interest redeemed	955,144
Investment management fees	716,823
Distribution and service fees	592,647
Transfer agent costs	11,822
Trustees, CCO and deferred compensation fees	8,617
Audit and tax fees	48,734
Custody fees	35,343
Legal fees	20,752
Printing and shareholder reports fees	71,654
Other accrued expenses	24,839

Total liabilities	31,598,425

Net assets	$2,730,315,894

Net assets consist of:
Capital stock ($0.01 par value)	$2,685,723
Additional paid-in capital	2,585,699,373
Total distributable earnings (accumulated losses)	141,930,798

Net assets	$2,730,315,894

Net assets by class:
Initial Class	$3,756,414
Service Class	2,726,559,480

Shares outstanding:
Initial Class	363,657
Service Class	268,208,599

Net asset value and offering price per share:
Initial Class	$10.33
Service Class	10.17

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$5,727,928
Dividend income from unaffiliated investments	61,151,539
Interest income from unaffiliated investments	163,858
Net income from securities lending	149,170

Total investment income	67,192,495

Expenses:
Investment management fees	9,516,937
Distribution and service fees:
Service Class	7,870,485
Transfer agent costs	47,651
Trustees, CCO and deferred compensation fees	102,847
Audit and tax fees	68,886
Custody fees	101,353
Legal fees	166,080
Printing and shareholder reports fees	78,608
Other	82,458

Total expenses before waiver and/or reimbursement and recapture	18,035,305

Expenses waived and/or reimbursed:
Initial Class	(7)
Service Class	(4,993)

Net expenses	18,030,305

Net investment income (loss)	49,162,190

Net realized gain (loss) on:
Affiliated investments	4,297,152
Unaffiliated investments	287,454,668

Net realized gain (loss)	291,751,820

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(31,914,398)
Unaffiliated investments	(522,458,873)

Net change in unrealized appreciation (depreciation)	(554,373,271)

Net realized and change in unrealized gain (loss)	(262,621,451)

Net increase (decrease) in net assets resulting from operations	$(213,459,261)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$49,162,190	$50,148,064
Net realized gain (loss)	291,751,820	189,737,709
Net change in unrealized appreciation (depreciation)	(554,373,271)	304,064,123

Net increase (decrease) in net assets resulting from operations	(213,459,261)	543,949,896

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(75,790)	—
Service Class	(50,050,054)	—
Net investment income:
Initial Class	—	(79,171)
Service Class	—	(51,698,225)

Total dividends and/or distributions from net investment income	(50,125,844)	(51,777,396)

Capital share transactions:
Proceeds from shares sold:
Initial Class	700,135	815,070
Service Class	8,040,175	30,724,983

	8,740,310	31,540,053

Dividends and/or distributions reinvested:
Initial Class	75,790	79,171
Service Class	50,050,054	51,698,225

	50,125,844	51,777,396

Cost of shares redeemed:
Initial Class	(966,994)	(1,513,388)
Service Class	(422,348,472)	(286,535,741)

	(423,315,466)	(288,049,129)

Net increase (decrease) in net assets resulting from capital share transactions	(364,449,312)	(204,731,680)

Net increase (decrease) in net assets	(628,034,417)	287,440,820

Net assets:
Beginning of year	3,358,350,311	3,070,909,491

End of year	$2,730,315,894	$3,358,350,311

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$50,066,911

Capital share transactions - shares:
Shares issued:
Initial Class	62,304	77,130
Service Class	731,291	2,983,861

	793,595	3,060,991

Shares reinvested:
Initial Class	6,666	7,613
Service Class	4,468,755	5,043,729

	4,475,421	5,051,342

Shares redeemed:
Initial Class	(86,302)	(145,223)
Service Class	(38,298,691)	(27,733,646)

	(38,384,993)	(27,878,869)

Net increase (decrease) in shares outstanding:
Initial Class	(17,332)	(60,480)
Service Class	(33,098,645)	(19,706,056)

	(33,115,977)	(19,766,536)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.31		$9.70	$9.41		$10.84	$11.14

Investment operations:
Net investment income (loss) (A)	0.21		0.19	0.17	(B)	0.16	0.23
Net realized and unrealized gain (loss)	(0.98)		1.61	0.30		(0.51)	0.24

Total investment operations	(0.77)		1.80	0.47		(0.35)	0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.19)	(0.18)		(0.18)	(0.13)
Net realized gains	—		—	—		(0.90)	(0.64)

Total dividends and/or distributions to shareholders	(0.21)		(0.19)	(0.18)		(1.08)	(0.77)

Net asset value, end of year	$10.33		$11.31	$9.70		$9.41	$10.84

Total return	(6.99)%		18.78%	4.97%		(3.17)%	4.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,756		$4,308	$4,282		$5,674	$13,263
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.32%		0.32%	0.32%		0.33%	0.33%
Including waiver and/or reimbursement and recapture	0.32	%(D)(E)	0.32%	0.31	%(B)	0.33%	0.33%
Net investment income (loss) to average net assets	1.83%		1.80%	1.83	%(B)	1.50%	2.03%
Portfolio turnover rate	85%		36%	126%		178%	304%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
(E)	TAM voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture in future years.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.13		$9.55	$9.27		$10.71	$11.02

Investment operations:
Net investment income (loss) (A)	0.17		0.16	0.15	(B)	0.16	0.20
Net realized and unrealized gain (loss)	(0.95)		1.59	0.28		(0.54)	0.24

Total investment operations	(0.78)		1.75	0.43		(0.38)	0.44

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.17)	(0.15)		(0.16)	(0.11)
Net realized gains	—		—	—		(0.90)	(0.64)

Total dividends and/or distributions to shareholders	(0.18)		(0.17)	(0.15)		(1.06)	(0.75)

Net asset value, end of year	$10.17		$11.13	$9.55		$9.27	$10.71

Total return	(7.16)%		18.47%	4.67%		(3.51)%	3.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,726,559		$3,354,042	$3,066,627		$3,181,172	$3,197,822
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.57%		0.57%	0.57%		0.58%	0.58%
Including waiver and/or reimbursement and recapture	0.57	%(D)(E)	0.57%	0.56	%(B)	0.58%	0.58%
Net investment income (loss) to average net assets	1.56%		1.56%	1.66	%(B)	1.54%	1.80%
Portfolio turnover rate	85%		36%	126%		178%	304%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
(E)	TAM voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture in future years.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$29,112,050	$—	$—	$—	$29,112,050
Total Borrowings	$29,112,050	$—	$—	$—	$29,112,050

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2019
Service Class	0.62	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2018, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/ (Losses)
$ —	$ 62,906,487	$ (1,713,740)

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,641,000,096	$ 3,000,233,711

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,911,423,963	$ 9,267,296	$ (160,918,375)	$ (151,651,079)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $41,625,472.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 50,125,844	$ —	$ —	$ 51,777,396	$ —	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 49,107,078	$ 244,478,620	$ —	$ —	$ (3,821)	$ (151,651,079)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Growth ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Growth ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Managed Risk – Growth ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 16,785,413	$ 1,454,221

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

Equities experienced heightened volatility to close out 2018, resulting in the worst December for the S&P 500® since the Great Depression. Although earnings remained robust, much of the volatility was driven by uncertainty about future growth, trade tensions, and the future path of rate hikes by the U.S. Federal Reserve (the “Fed”). Helped by the tax reform enacted in late 2017, S&P 500® earnings were exceptionally strong for the full year and third quarter. The S&P 500® ended the year with a negative total return as equity markets corrected in the fourth quarter, which hurt Portfolio performance.

Increasing market anxiety and lower risk appetite in the fourth quarter resulted in a sharp increase in short-term implied volatility as market participants attempted to hedge their positions. Long-term volatility (5-year at-the-money implied volatility) increased slightly in the quarter, but only modestly as is typical for longer tenors.

The Fed hiked interest rates for the fourth time this year at their December meeting, bringing the Federal Funds Rate to an upper range of 2.5%. Markets had broadly anticipated this rate hike, but expectations for rate hikes in 2019 and 2020 fell significantly in the final months of the year. Bond yields moved across a wide range for the year, with the 10-Year Treasury yield topped out in the fall before reversing course in November and ending 2018 only modestly above where it stood at the end of 2017.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Market Participation Strategy VP, Service Class returned -2.73%. By comparison, its primary, secondary and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Government 5-10 Year Index and the Transamerica Market Participation Strategy VP Blended Benchmark, returned -4.38%, 1.21% and -1.90%, respectively.

STRATEGY REVIEW

The objective of the Portfolio is to provide upside participation when the stock market advances, and to seek to reduce downside risk when the market declines. The Portfolio consists primarily of equity (S&P 500®) call options and futures, which seek to provide upside participation during periods of market appreciation, and U.S. Treasury and agency bonds which seek to reduce downside risk.

The market participation strategy typically targets an equity exposure of approximately 50% of assets at rebalance, depending on market behavior and QMA’s asset allocation outlook. This is accomplished by using a combination of S&P 500® options and futures.

While average equity exposure during 2018 was 52%, it fluctuated over the course of the year. The strategy added value early in the year, when we reduced our exposure from a significant overweight prior to the equity downturn in late January. We grew increasingly cautious about U.S. equities over the course of 2018, and managed the Portfolio’s equity exposure accordingly. With the correction in equity markets in the fourth quarter, the Portfolio ended the year with an equity exposure of 37%. A decrease in long-term implied volatility (as options held in the Portfolio drifted out-of-the-money) and time decay hurt overall equity performance for the year.

The fixed income portion of the Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index. We use a combination of U.S. Treasury and agency securities to help reduce downside risk. We hold multiple securities across issuers and manage duration to provide an optimal combination of safety, yield and diversification while meeting the Portfolio’s long term objectives. We maintained below benchmark duration for most of the year in light of market expectation of (and resulting) rate hikes by the Fed.

U.S. Treasury and agency bonds were the biggest contributors to Portfolio returns for the year. S&P 500® options and S&P 500® futures were the biggest underperformers. The best performing holding in the Portfolio for 2018 was the May 15, 2031 U.S. Treasury STRIP.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Devang Gambhirwala

Joel Kallman, CFA

Marcus M. Perl

Co-Portfolio Managers

Quantitative Management Associates LLC

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	55.5%
U.S. Government Agency Obligations	32.3
Over-the-Counter Options Purchased	8.7
Repurchase Agreement	3.3
Short-Term U.S. Government Obligation	0.1
Net Other Assets (Liabilities) ^	0.1
Total	100%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Service Class	(2.73)%	3.25%	4.68%	09/17/2012
S&P 500® (A)	(4.38)%	8.49%	11.20%
Bloomberg Barclays US Government 5-10 Year Index (B)	1.21%	2.56%	1.47%
Transamerica Market Participation Strategy VP Blended Benchmark (A) (C) (D)	(1.90)%	5.65%	6.59%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years.

(C) The Transamerica Market Participation Strategy VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® and 50% Bloomberg Barclays US Aggregate Bond Index.

(D) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolio invests its assets in various underlying futures and call options. The ability to achieve its investment objective depends largely on the performance of the underlying futures and call options in which it invests. There can be no assurance that the investment objectives of any underlying futures and call options will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying futures and call options including market volatility and involves substantial risk.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$960.70	$4.74	$1,020.40	$4.89	0.96%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 32.3%
Federal Home Loan Banks
1.88%, 11/29/2021	$ 39,000,000	$ 38,295,894
3.25%, 11/16/2028	5,000,000	5,084,350
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019	12,000,000	11,876,004
2.38%, 01/13/2022	25,000,000	24,900,450
2.75%, 06/19/2023	10,000,000	10,058,430
Federal National Mortgage Association
2.00%, 01/05/2022	38,000,000	37,437,714
6.25%, 05/15/2029	4,500,000	5,770,674

Total U.S. Government Agency Obligations (Cost $134,458,120)		133,423,516

U.S. GOVERNMENT OBLIGATIONS - 55.5%
U.S. Treasury - 55.5%
U.S. Treasury Bond, Principal Only STRIPS 05/15/2023 - 08/15/2034	272,500,000	228,767,391

Total U.S. Government Obligations (Cost $231,017,088)		228,767,391

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill 2.38% (A), 03/21/2019 (B)	500,000	497,464

Total Short-Term U.S. Government Obligation (Cost $497,438)		497,464

Principal	Value
REPURCHASE AGREEMENT - 3.3%

Fixed Income Clearing Corp., 1.45% (A), dated 12/31/2018, to be repurchased at $13,402,944 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $13,670,185.

$ 13,401,864	$ 13,401,864

Total Repurchase Agreement (Cost $13,401,864)	13,401,864

Total Investments Excluding Purchased Options (Cost $379,374,510)	376,090,235
Total Purchased Options - 8.7% (Cost $72,317,058)	36,008,108

Total Investments (Cost $451,691,568)	412,098,343
Net Other Assets (Liabilities) - 0.1%	254,287

Net Assets - 100.0%	$ 412,352,630

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - S&P 500® - Flexible Exchange Option	GSC	USD	2,850.00	07/20/2023	USD	175,479,500	700	$35,921,229	$17,781,998
Call - S&P 500® - Flexible Exchange Option	GSC	USD	2,900.00	01/22/2024	USD	175,479,500	700	36,395,829	18,226,110

Total								$72,317,058	$36,008,108

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	Long	31	03/15/2019	$4,106,001	$3,883,060	$—	$(222,941)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$133,423,516	$—	$133,423,516
U.S. Government Obligations	—	228,767,391	—	228,767,391
Short-Term U.S. Government Obligation	—	497,464	—	497,464
Repurchase Agreement	—	13,401,864	—	13,401,864
Over-the-Counter Options Purchased	—	36,008,108	—	36,008,108

Total Investments	$—	$412,098,343	$—	$412,098,343

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(222,941)	$—	$—	$(222,941)

Total Other Financial Instruments	$(222,941)	$—	$—	$(222,941)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at December 31, 2018.
(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $497,464.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATION:

GSC	Goldman Sachs & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $438,289,704)	$398,696,479
Repurchase agreement, at value (cost $13,401,864)	13,401,864
Receivables and other assets:
Interest	816,679
Variation margin receivable on futures contracts	29,760

Total assets	412,944,782

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	186,758
Investment management fees	242,710
Distribution and service fees	89,231
Transfer agent costs	1,723
Trustees, CCO and deferred compensation fees	1,263
Audit and tax fees	19,963
Custody fees	20,186
Legal fees	2,896
Printing and shareholder reports fees	24,099
Other accrued expenses	3,323

Total liabilities	592,152

Net assets	$412,352,630

Net assets consist of:
Capital stock ($0.01 par value)	$351,674
Additional paid-in capital	384,880,493
Total distributable earnings (accumulated losses)	27,120,463

Net assets	$412,352,630

Shares outstanding	35,167,443

Net asset value and offering price per share	$11.73

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest income	$8,146,289
Net income from securities lending	13,571

Total investment income	8,159,860

Expenses:
Investment management fees	3,067,831
Distribution and service fees	1,127,879
Transfer agent costs	6,762
Trustees, CCO and deferred compensation fees	14,785
Audit and tax fees	26,024
Custody fees	47,319
Legal fees	23,298
Printing and shareholder reports fees	24,399
Other	11,663

Total expenses	4,349,960

Net investment income (loss)	3,809,900

Net realized gain (loss) on:
Investments	64,283,491
Futures contracts	(870,364)

Net realized gain (loss)	63,413,127

Net change in unrealized appreciation (depreciation) on:
Investments	(78,091,151)
Futures contracts	(229,328)

Net change in unrealized appreciation (depreciation)	(78,320,479)

Net realized and change in unrealized gain (loss)	(14,907,352)

Net increase (decrease) in net assets resulting from operations	$(11,097,452)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$3,809,900	$1,640,561
Net realized gain (loss)	63,413,127	24,573,501
Net change in unrealized appreciation (depreciation)	(78,320,479)	22,184,291

Net increase (decrease) in net assets resulting from operations	(11,097,452)	48,398,353

Distributions (A):
Dividends and/or distributions to shareholders	(26,260,501)	—
Dividends and/or distributions to shareholders from
Net investment income	—	(1,461,545)

Total dividends and/or distributions to shareholders	(26,260,501)	(1,461,545)

Capital share transactions:
Proceeds from shares sold	11,387,403	2,059,131
Dividends and/or distributions reinvested	26,260,501	1,461,545
Cost of shares redeemed	(57,131,513)	(68,862,427)

Net increase (decrease) in net assets resulting from capital share transactions	(19,483,609)	(65,341,751)

Net increase (decrease) in net assets	(56,841,562)	(18,404,943)

Net assets:
Beginning of year	469,194,192	487,599,135

End of year	$412,352,630	$469,194,192

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$1,587,583

Capital share transactions - shares:
Shares issued	906,311	171,239
Shares reinvested	2,092,470	121,999
Shares redeemed	(4,484,274)	(5,710,385)

Net increase (decrease) in shares outstanding	(1,485,493)	(5,417,147)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.80	$11.59	$11.30		$12.12	$11.36

Investment operations:
Net investment income (loss) (A)	0.11	0.04	0.03	(B)	0.02	(0.02)
Net realized and unrealized gain (loss)	(0.41)	1.21	0.44		(0.42)	0.93

Total investment operations	(0.30)	1.25	0.47		(0.40)	0.91

Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.04)	(0.02)		—	—
Net realized gains	(0.72)	—	(0.16)		(0.42)	(0.15)

Total dividends and/or distributions to shareholders	(0.77)	(0.04)	(0.18)		(0.42)	(0.15)

Net asset value, end of year	$11.73	$12.80	$11.59		$11.30	$12.12

Total return	(2.73)%	10.79%	4.16%		(3.24)%	8.04%

Ratio and supplemental data:
Net assets end of year (000’s)	$412,353	$469,194	$487,599		$484,386	$446,553
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	0.97%	0.96%		0.96%	0.97%
Including waiver and/or reimbursement and recapture	0.96%	0.97%	0.96	%(B)	0.96%	0.97%
Net investment income (loss) to average net assets	0.84%	0.35%	0.29	%(B)	0.16%	(0.18)%
Portfolio turnover rate	42%	99%	36%		18%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2018, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Investments, at value (A)	$—	$—	$36,008,108	$—	$—	$36,008,108
Total	$—	$—	$36,008,108	$—	$—	$36,008,108

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(222,941)	$—	$—	$(222,941)
Total	$—	$—	$(222,941)	$—	$—	$(222,941)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$66,902,627	$—	$—	$66,902,627
Futures contracts	—	—	(870,364)	—	—	(870,364)
Total	$—	$—	$66,032,263	$—	$—	$66,032,263

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(78,205,720)	$—	$—	$(78,205,720)
Futures contracts	—	—	(229,328)	—	—	(229,328)
Total	$—	$—	$(78,435,048)	$—	$—	$(78,435,048)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Purchased Options and Swaptions at value		Futures Contracts at Notional Amount
Calls	Puts	Long	Short
$ 65,363,439	$ —	$ 16,769,374	$ —

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.68%
Over $500 million up to $1 billion	0.65
Over $1 billion up to $1.5 billion	0.62
Over $1.5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.07%	May 1, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 72,317,058	$ 105,081,391	$ 133,077,765	$ 92,755,617

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 451,691,568	$ 1,302,262	$ (40,895,487)	$ (39,593,225)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,638,089	$ 24,622,412	$ —	$1,461,545	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 48,596,493	$ 18,117,195	$ —	$ —	$ —	$ (39,593,225)

9. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Market Participation Strategy VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Market Participation Strategy VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $24,622,412 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. large cap growth stocks declined over the year ended December 31, 2018. Several sectors posted double-digit declines, with energy the worst performing in the Russell 1000® Growth Index. Utilities posted the strongest return and was the greatest relative outperformer in the index. Market volatility rose during the fourth quarter, due to greater concerns about rising interest rates and the potential for slower U.S. economic growth as well as the potential impact of ongoing trade tensions with China. Against this backdrop, we continued to focus on stock selection and the long-term outlook for companies owned. The Portfolio experienced somewhat greater-than-average turnover this year due to a more dynamic market environment and a shift in the opportunity set.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned 6.68%. By comparison, its benchmark, the Russell 1000® Growth Index, returned -1.51%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark for the year ended December 31, 2018 due to stock selection.

Health care was the greatest contributor to relative performance due to favorable stock selection and an overweight. Veeva Systems, Inc., Class A, which provides cloud-based software solutions primarily to the life-sciences industry, was the top contributor across the Portfolio. Its shares advanced on strong results and continued traction the company has been experiencing in expanding its offering to new industries and new verticals, including data management. Dexcom, Inc., a leading maker of continuous glucose monitoring devices used by diabetics, also contributed. The company beat expectations on broad-based strength in both its domestic and international markets, driven by continued momentum in new patient additions and the successful launch of new products.

Our stock selection in information technology also contributed to relative performance and was led by software-as-a-service provider Workday, Inc., Class A. Its shares advanced on strong reported results, characterized by accelerating billings growth and a raised financial outlook. Workday, Inc., Class A also saw early success integrating its recent acquisition, Adaptive Insights.

Stock selection in consumer discretionary and industrials, along with a lack of exposure in consumer staples and energy, also contributed to performance.

Conversely, communication services was the top detractor due to mixed stock selection and an overweight. Music-streaming services provider Spotify Technology SA was the top detractor in the Portfolio. Spotify Technology SA underperformed later in the year as management indicated it expected to ramp up investments in research, development and content, which may impede near-term profit growth. Video-game publisher Activision Blizzard, Inc. also detracted, due to concerns about underperformance of certain game franchises and a somewhat weaker-than- expected outlook, which weighed on investor sentiment. Social messaging platform Snap (not held during the period) also impeded relative results. Negative user and advertiser reactions to the re-design of Snap’s application user interface continued to plague results during the year. The position in Snap was eliminated to fund other investments that offer a superior risk/reward profile.

Lastly, our stock selection in materials also detracted from performance, while real estate, financials, and utilities each had a negligible impact on the Portfolio’s relative performance.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.1%
Other Investment Company	4.8
Repurchase Agreement	1.9
Over-the-Counter Foreign Exchange Options Purchased	0.1
Net Other Assets (Liabilities)	(4.9)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	6.68%	12.15%	16.65%	05/03/1999
Russell 1000® Growth Index (A)	(1.51)%	10.40%	15.29%
Service Class	6.44%	11.88%	16.36%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$894.90	$4.16	$1,020.80	$4.43	0.87%
Service Class	1,000.00	894.00	5.35	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 98.1%
Biotechnology - 1.3%
Alnylam Pharmaceuticals, Inc. (A)	31,285	$ 2,280,989
Bluebird Bio, Inc. (A)	4,599	456,221
Editas Medicine, Inc. (A)	27,817	632,837
Intellia Therapeutics, Inc. (A) (B)	37,199	507,766
Intrexon Corp. (A) (B)	60,275	394,199
Moderna, Inc. (A)	54,789	836,628

		5,108,640

Entertainment - 6.4%
Activision Blizzard, Inc.	127,971	5,959,610
Netflix, Inc. (A)	23,061	6,172,507
Spotify Technology SA (A)	110,442	12,535,167

		24,667,284

Health Care Equipment & Supplies - 9.6%
DexCom, Inc. (A)	116,966	14,012,527
Intuitive Surgical, Inc. (A)	40,171	19,238,695
LivaNova PLC (A)	38,674	3,537,511

		36,788,733

Health Care Providers & Services - 1.4%
HealthEquity, Inc. (A)	89,418	5,333,784

Health Care Technology - 10.2%
athenahealth, Inc. (A)	99,043	13,066,743
Veeva Systems, Inc., Class A (A)	293,670	26,230,604

		39,297,347

Hotels, Restaurants & Leisure - 3.5%
Starbucks Corp.	207,307	13,350,571

Interactive Media & Services - 14.0%
Alphabet, Inc., Class C (A)	10,280	10,646,071
Facebook, Inc., Class A (A)	74,785	9,803,565
IAC/InterActiveCorp (A)	83,693	15,319,167
Twitter, Inc. (A)	627,753	18,041,621

		53,810,424

Internet & Direct Marketing Retail - 12.9%
Amazon.com, Inc. (A)	22,340	33,554,010
Farfetch, Ltd., Class A (A)	207,233	3,670,096
GrubHub, Inc. (A)	79,139	6,078,667
MercadoLibre, Inc. (A)	21,341	6,249,712

		49,552,485

IT Services - 6.4%
MongoDB, Inc. (A) (B)	72,356	6,059,091
Shopify, Inc., Class A (A) (B)	44,735	6,193,561
Square, Inc., Class A (A)	96,442	5,409,432
Twilio, Inc., Class A (A) (B)	77,107	6,885,655

		24,547,739

Life Sciences Tools & Services - 5.7%
Illumina, Inc. (A)	73,648	22,089,245

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 0.1%
Nektar Therapeutics (A)	9,489	$ 311,903

Road & Rail - 3.5%
Union Pacific Corp.	96,058	13,278,097

Semiconductors & Semiconductor Equipment - 0.6%
NVIDIA Corp.	16,485	2,200,747

Software - 18.9%
Autodesk, Inc. (A)	47,285	6,081,324
salesforce.com, Inc. (A)	152,287	20,858,750
ServiceNow, Inc. (A)	118,997	21,187,416
Workday, Inc., Class A (A)	153,583	24,524,134

		72,651,624

Textiles, Apparel & Luxury Goods - 3.6%
LVMH Moet Hennessy Louis Vuitton SE	46,942	13,886,972

Total Common Stocks (Cost $319,215,017)		376,875,595

OTHER INVESTMENT COMPANY - 4.8%
Securities Lending Collateral - 4.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (C)	18,256,855	18,256,855

Total Other Investment Company (Cost $18,256,855)		18,256,855

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $7,243,016 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $7,388,745.	$ 7,242,432	7,242,432

Total Repurchase Agreement (Cost $7,242,432)		7,242,432

Total Investments Excluding Purchased Options (Cost $344,714,304)		402,374,882
Total Purchased Options - 0.1% (Cost $1,233,892)		241,421

Total Investments (Cost $345,948,196)		402,616,303
Net Other Assets (Liabilities) - (4.9)%		(18,927,984)

Net Assets - 100.0%		$ 383,688,319

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - USD vs. CNH (D)	RBS	USD	7.16	01/18/2019	USD	84,317,417	$365,938	$8,600
Call - USD vs. CNH (D)	RBS	USD	7.78	07/03/2019	USD	87,635,978	426,999	94,910
Call - USD vs. CNH (D)	RBS	USD	8.00	10/21/2019	USD	74,992,337	440,955	137,911

Total							$1,233,892	$241,421

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$362,988,623	$13,886,972	$—	$376,875,595
Other Investment Company	18,256,855	—	—	18,256,855
Repurchase Agreement	—	7,242,432	—	7,242,432
Over-the-Counter Foreign Exchange Options Purchased	—	241,421	—	241,421

Total Investments	$381,245,478	$21,370,825	$—	$402,616,303

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $17,875,697. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2018.
(D)	Illiquid security. At December 31, 2018, the value of such securities amounted to $241,421, representing 0.1% of the Portfolio’s net assets.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland PLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $338,705,764) (including securities loaned of $17,875,697)	$395,373,871
Repurchase agreement, at value (cost $7,242,432)	7,242,432
Foreign currency, at value (cost $567)	573
Receivables and other assets:
Net income from securities lending	8,498
Shares of beneficial interest sold	53,520
Interest	292

Total assets	402,679,186

Liabilities:
Cash collateral received upon return of:
Securities on loan	18,256,855
Cash collateral at broker for:
OTC derivatives (A)	306,000
Payables and other liabilities:
Shares of beneficial interest redeemed	37,521
Investment management fees	278,457
Distribution and service fees	26,551
Transfer agent costs	1,735
Trustees, CCO and deferred compensation fees	1,171
Audit and tax fees	17,970
Custody fees	24,450
Legal fees	2,437
Printing and shareholder reports fees	34,650
Other accrued expenses	3,070

Total liabilities	18,990,867

Net assets	$383,688,319

Net assets consist of:
Capital stock ($0.01 par value)	$239,204
Additional paid-in capital	286,152,799
Total distributable earnings (accumulated losses)	97,296,316

Net assets	$383,688,319

Net assets by class:
Initial Class	$262,181,242
Service Class	121,507,077

Shares outstanding:
Initial Class	16,181,437
Service Class	7,738,921

Net asset value and offering price per share:
Initial Class	$16.20
Service Class	15.70

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$1,426,031
Interest income	154,420
Net income from securities lending	86,527
Withholding taxes on foreign income	(46,114)

Total investment income	1,620,864

Expenses:
Investment management fees	3,420,440
Distribution and service fees:
Service Class	322,205
Transfer agent costs	6,368
Trustees, CCO and deferred compensation fees	13,982
Audit and tax fees	23,407
Custody fees	58,389
Legal fees	22,075
Printing and shareholder reports fees	40,140
Other	10,381

Total expenses	3,917,387

Net investment income (loss)	(2,296,523)

Net realized gain (loss) on:
Investments	42,514,636
Foreign currency transactions	(12,529)

Net realized gain (loss)	42,502,107

Net change in unrealized appreciation (depreciation) on:
Investments	(21,083,703)
Translation of assets and liabilities denominated in foreign currencies	6

Net change in unrealized appreciation (depreciation)	(21,083,697)

Net realized and change in unrealized gain (loss)	21,418,410

Net increase (decrease) in net assets resulting from operations	$19,121,887

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$(2,296,523)	$(1,832,549)
Net realized gain (loss)	42,502,107	75,742,982
Net change in unrealized appreciation (depreciation)	(21,083,697)	28,150,633

Net increase (decrease) in net assets resulting from operations	19,121,887	102,061,066

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(50,587,276)	—
Service Class	(23,378,786)	—
Net realized gains:
Initial Class	—	(14,302,903)
Service Class	—	(6,062,132)

Total dividends and/or distributions from net realized gains	—	(20,365,035)

Total dividends and/or distributions to shareholders	(73,966,062)	(20,365,035)

Capital share transactions:
Proceeds from shares sold:
Initial Class	51,123,434	20,278,298
Service Class	33,796,405	21,862,449

	84,919,839	42,140,747

Dividends and/or distributions reinvested:
Initial Class	50,587,276	14,302,903
Service Class	23,378,786	6,062,132

	73,966,062	20,365,035

Cost of shares redeemed:
Initial Class	(42,661,671)	(25,168,006)
Service Class	(21,012,382)	(7,450,008)

	(63,674,053)	(32,618,014)

Net increase (decrease) in net assets resulting from capital share transactions	95,211,848	29,887,768

Net increase (decrease) in net assets	40,367,673	111,583,799

Net assets:
Beginning of year	343,320,646	231,736,847

End of year	$383,688,319	$343,320,646

Undistributed (distributions in excess of) net investment income (loss) (A)	—	—

Capital share transactions - shares:
Shares issued:
Initial Class	2,483,467	1,203,656
Service Class	1,758,232	1,352,383

	4,241,699	2,556,039

Shares reinvested:
Initial Class	2,673,746	868,422
Service Class	1,274,048	376,764

	3,947,794	1,245,186

Shares redeemed:
Initial Class	(2,254,994)	(1,508,295)
Service Class	(1,166,569)	(465,173)

	(3,421,563)	(1,973,468)

Net increase (decrease) in shares outstanding:
Initial Class	2,902,219	563,783
Service Class	1,865,711	1,263,974

	4,767,930	1,827,757

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$18.06	$13.45	$16.03		$15.68	$15.13

Investment operations:
Net investment income (loss) (A)	(0.09)	(0.09)	(0.04	)(B)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	1.81	5.84	(0.20)		1.80	0.95

Total investment operations	1.72	5.75	(0.24)		1.74	0.91

Dividends and/or distributions to shareholders:
Net realized gains	(3.58)	(1.14)	(2.34)		(1.39)	(0.36)

Net asset value, end of year	$16.20	$18.06	$13.45		$16.03	$15.68

Total return	6.68%	43.59%	(2.26)%		11.79%	6.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$262,181	$239,786	$170,984		$200,273	$204,432
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87%	0.88%		0.87%	0.88%
Including waiver and/or reimbursement and recapture	0.87%	0.87%	0.87	%(B)	0.87%	0.88%
Net investment income (loss) to average net assets	(0.48)%	(0.54)%	(0.24	)%(B)	(0.39)%	(0.27)%
Portfolio turnover rate	50%	61%	39%		31%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$17.63	$13.18	$15.79		$15.51	$15.00

Investment operations:
Net investment income (loss) (A)	(0.14)	(0.13)	(0.07	)(B)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	1.79	5.72	(0.20)		1.78	0.95

Total investment operations	1.65	5.59	(0.27)		1.67	0.87

Dividends and/or distributions to shareholders:
Net realized gains	(3.58)	(1.14)	(2.34)		(1.39)	(0.36)

Net asset value, end of year	$15.70	$17.63	$13.18		$15.79	$15.51

Total return	6.44%	43.26%	(2.50)%		11.45%	5.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$121,507	$103,535	$60,753		$60,939	$40,691
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.12%	1.13%		1.12%	1.13%
Including waiver and/or reimbursement and recapture	1.12%	1.12%	1.12	%(B)	1.12%	1.13%
Net investment income (loss) to average net assets	(0.73)%	(0.79)%	(0.50	)%(B)	(0.66)%	(0.52)%
Portfolio turnover rate	50%	61%	39%		31%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $639.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$18,256,855	$—	$—	$—	$18,256,855
Total Borrowings	$18,256,855	$—	$—	$—	$18,256,855

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Open option contracts at December 31, 2018, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Investments, at value (A)	$—	$241,421	$—	$—	$—	$241,421
Total	$—	$241,421	$—	$—	$—	$241,421

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(650,329)	$—	$—	$—	$(650,329)
Total	$—	$(650,329)	$—	$—	$—	$(650,329)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(441,530)	$—	$—	$—	$(441,530)
Total	$—	$(441,530)	$—	$—	$—	$(441,530)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Purchased Options and Swaptions at value
Calls	Puts
$ 442,511	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Royal Bank of Scotland PLC	$241,421	$—	$(241,421)	$—	$—	$—	$—	$—

Total	$241,421	$—	$(241,421)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.830%
Over $500 million	0.705

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2019
Service Class	1.15	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolios for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolios’ operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser.

For the year ended December 31, 2018, brokerage commissions are $22.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 222,833,106	$ —	$ 195,512,649	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (685,815)	$ 685,815

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 346,193,400	$ 85,673,868	$ (29,250,965)	$ 56,422,903

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 8,384,956	$ 65,581,106	$ —	$ —	$ 20,365,035	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 40,873,407	$ —	$ —	$ —	$ 56,422,909

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

13. LEGAL PROCEEDINGS (continued)

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Capital Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Portfolio has made a long-term capital gain designation of $65,581,106 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The year opened with broad tax relief for individuals, small businesses, and corporations. At worst, this provided a costly, debt-fuelled, near-term sugar high, and at best, incentives for business investment and more equity-friendly capital structures that may sow the seeds for future gains in investment and productivity, as well as possibly allowing businesses to weather the next downturn on sounder financial footing.

Amid a positive string of earnings reports and signs of an economic rebound in the second quarter of 2018, investors generally contended less with market volatility. President Trump’s pursuit of tariffs hardened with the first batch of Chinese tariffs taking effect in early July. Risks around trade policy weren’t lost on the U.S. Federal Reserve (“Fed”) as it forcefully expressed concern over trade wars in the June meeting minutes, even as it stayed the course on normalizing rates.

The front end of the yield curve continued to reprice in the first half of the year as the Fed remained confident in its outlook for steady economic growth and signalled further rate hikes amid increasing U.S. Treasury supply. The spread between the 2- and 10-year Treasurys ended the second quarter at its narrowest level in more than a decade.

Wall Street forecasts for economic activity and earnings growth in 2018 slowed as the year progressed, and investors grew more focused on trade concerns and the end of the Fed’s tightening cycle, pushing U.S. equities and high yield bonds to post their largest losses of 2018 in the fourth quarter. Losses for investment grade bonds were more muted, and the risk-off environment benefited U.S. Treasurys, which experienced the year’s highest quarterly gains in the fourth quarter. The benchmark 10-year Treasury yield rallied to end the year at 2.69%.

The front end of the yield curve reversed course as growth and trade concerns helped compress the 2-year Treasury yield, even as the Fed remained confident in its outlook for steady economic growth and hiked the policy rate once more in December. The two-year Treasury yield settled roughly 33 basis points lower in the fourth quarter, and the spread between the 2- and 10-year U.S. Treasurys narrowed further at the end of the quarter.

J.P. Morgan Investment Management Inc.

The S&P 500® ended 2018 in negative territory after a fourth quarter drawdown which saw a more prolonged increase in market volatility. The forward price/earnings for the S&P 500® ended the year at 14.4 times, falling markedly below its 25-year average of 16.1 times. Only three of the 11 sectors ended the year in positive territory, namely health care, utilities and consumer discretionary. The weakest performers were the energy sector and the materials sector. The period saw large-cap stocks outperforming small-cap stocks and growth stocks outperforming value stocks.

The year started off with a short-lived uptick in volatility, partially driven by concerns over interest rate movements, trade policy and the long-term implications of the Tax Cuts and Jobs Act. Day-to-day price movements saw a significant departure from 2017. In the first quarter of 2018, the S&P 500® saw six trading days of plus or minus 2% moves, compared to 2017 in which there were zero days with that level of price change. The overall economic environment was strong over the first half of the year and economic growth remained stable. Monthly data on retail sales, homebuilding, durable goods and other economic indicators all came in with healthy figures. The second half of the year started off strong as earnings growth was driven by record margins, with 80% of companies exceeding earnings estimates and 62% beating revenue estimates for the second quarter. Robust corporate profits partially tempered the effects of a flattening yield curve and trade uncertainty over the third quarter. The last three months of the year, however, witnessed a significant drawdown characterized by heightened volatility. However, yet another strong quarter of earnings growth and still generally positive management commentary could limit equity downside risk in the near term. Economic indicators still continue to be mainly positive, with the exception of the yield curve. While good signs, such as consumer and small business confidence remaining at high levels, wages rising across income levels, and December same-store retail sales being robust, we remain mindful of the pressure that rising rates, tariffs and the partial government shutdown could put on stocks.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Multi-Managed Balanced VP, Initial Class returned -3.66%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned -4.38% and 0.01%, respectively.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Performance relative to the benchmark was driven primarily by yield curve positioning and carry, while allocations to spread-based assets detracted from performance. The Portfolio started the year positioned to help mitigate the risk of rising interest rates and to potentially capture additional yield by underweighting rate-sensitive U.S. Treasury and agency mortgage-backed securities. To offset these underweights, we overweighted several spread based asset classes, including investment grade and high yield corporate bonds, asset-backed securities (“ABS”), non-agency residential mortgage backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and emerging markets.

The underweight to U.S. Treasurys and agency RMBS detracted from performance during the year, as did an overweight to investment grade corporates. The short duration positioning during the year added value as rates rose across the yield curve. From a ratings perspective, selection and an underweight to AAA rated credits detracted for the year. Selection within the BBB and A rated credit tiers added to performance.

We have continued to remain overweight certain spread-based sub-sectors, including corporate bonds, given the continued healthy macro backdrop. However, company leverage ratios have become elevated versus historical averages, and should earnings growth become more muted as Wall Street forecasts, credit selectivity will remain important. We have remained overweight financials relative to industrials, as banks have continued to strengthen their capital ratios. Private label structured products, like asset-backed securities (e.g., timeshares and collateralized loan obligations), have also remained in favor as fundamentals have remained on solid footing and structural protections remain robust in our analysis.

J.P. Morgan Investment Management Inc.

Stock selection in financials and basic materials detracted from results while stock selection in the industrial cyclical, technology and energy sectors contributed to returns.

On the negative side, within financials, an underweight in MasterCard, Inc., Class A weighed on performance. Total payment growth accelerated during the year, driven by a strong macroeconomic environment and sustained secular growth of the payments industry from the displacement of cash by cards. MasterCard, Inc., Class A’s business model is extremely stable and its near duopoly with Visa, Inc., Class A builds a competitive defense that allows robust pricing power. We remain underweight as cyclical concerns increase. In the media sector, our underweight in Netflix, Inc. detracted. The company has significantly outperformed the market over the year, as its above-consensus subscriber additions proved there is still runway to grow the core domestic business with large international opportunities. The company successfully raised prices in many key markets and focused more on ramping up its original content given new competition in the space. We have shifted our position to overweight and will continue to monitor the stock. In technology, an overweight in NVIDIA Corp. hurt results after it posted a disappointing third quarter. The company also released very weak guidance for the start of 2019 as NVIDIA Corp. expects to be negatively impacted by the popping of the cryptocurrency bubble. We think this is a short-term issue and that NVIDIA Corp. is uniquely positioned to benefit from the Artificial Intelligence (“AI”) evolution as the company possesses the main hardware enabling the technology.

On the positive side, within industrial cyclicals, an underweight in General Electric Co. (“GE”) buoyed returns. Despite GE’s recent CEO change and strategic reviews of its portfolios, the company’s problems, such as a weak power segment, issues with GE Capital and a reduced dividend, persist. We are comfortable with our position as our concerns around GE’s earnings power, the accounting quality of Aviation, and lingering risks that are difficult to quantify remain. In the technology sector, an overweight in Microsoft Corp. helped the Portfolio as the stock consistently outperformed the index. The company’s cloud business, consisting of Office 365 and Azure, is taking advantage of Microsoft Corp.’s position in the enterprise market as companies shift their workloads to the cloud, driving outsized revenue growth. We continue to be positive on the company as it is positioned well for the transition to the cloud. Within pharmaceutical/medical technology, our overweight in Boston Scientific Corp. buoyed returns. The company continued to execute well on its strategy to drive multi-year revenue acceleration and margin improvement. Boston Scientific Corp. has consistently identified relatively small acquisitions that enable the company to enhance its product offering and organic growth profile. We remain positive on the name as there is a strong runway to achieve better-than-expected top-line growth.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Sivakumar N. Rajan

Doug Weih, CFA

Brian W. Westhoff, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Steven G. Lee

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	57.2%
Corporate Debt Securities	15.4
U.S. Government Obligations	9.2
U.S. Government Agency Obligations	7.0
Commercial Paper	4.7
Mortgage-Backed Securities	4.1
Asset-Backed Securities	3.8
Repurchase Agreement	2.1
Short-Term U.S. Government Obligations	0.9
Other Investment Company	0.7
Foreign Government Obligations	0.5
Municipal Government Obligations	0.3
Preferred Stocks	0.0 *
Net Other Assets (Liabilities) ^	(5.9)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(3.66)%	5.67%	11.06%	05/01/2002
S&P 500® (A)	(4.38)%	8.49%	13.12%
Bloomberg Barclays US Aggregate Bond Index (B)	0.01%	2.52%	3.48%
Service Class	(3.90)%	5.39%	10.79%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$961.50	$3.31	$1,021.80	$3.41	0.67%
Service Class	1,000.00	960.30	4.55	1,020.60	4.69	0.92

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 57.2%
Aerospace & Defense - 1.2%
Boeing Co.	12,020	$ 3,876,450
General Dynamics Corp.	44,880	7,055,585
Northrop Grumman Corp.	13,020	3,188,598
United Technologies Corp.	40,770	4,341,189

		18,461,822

Airlines - 0.3%
Delta Air Lines, Inc.	63,210	3,154,179
United Continental Holdings, Inc. (A)	10,490	878,328

		4,032,507

Auto Components - 0.2%
Aptiv PLC	16,810	1,034,992
BorgWarner, Inc.	19,140	664,924
Magna International, Inc.	49,830	2,264,773

		3,964,689

Automobiles - 0.1%
Ford Motor Co.	216,440	1,655,766

Banks - 2.8%
Bank of America Corp.	577,250	14,223,440
Citigroup, Inc.	164,700	8,574,282
Citizens Financial Group, Inc.	34,650	1,030,145
Huntington Bancshares, Inc.	109,300	1,302,856
KeyCorp	308,600	4,561,108
Regions Financial Corp.	101,770	1,361,683
SunTrust Banks, Inc.	82,000	4,136,080
Wells Fargo & Co.	205,530	9,470,822

		44,660,416

Beverages - 1.6%
Coca-Cola Co.	242,500	11,482,375
Constellation Brands, Inc., Class A	3,120	501,758
Molson Coors Brewing Co., Class B	66,880	3,755,981
PepsiCo, Inc.	92,970	10,271,326

		26,011,440

Biotechnology - 1.4%
AbbVie, Inc.	24,410	2,250,358
Alexion Pharmaceuticals, Inc. (A)	27,070	2,635,535
Amgen, Inc.	12,670	2,466,469
Biogen, Inc. (A)	12,970	3,902,932
Celgene Corp. (A)	42,970	2,753,947
Gilead Sciences, Inc.	66,870	4,182,719
Vertex Pharmaceuticals, Inc. (A)	24,010	3,978,697

		22,170,657

Building Products - 0.2%
Masco Corp.	99,760	2,916,983
Resideo Technologies, Inc. (A)	3,702	76,076

		2,993,059

Capital Markets - 2.0%
Bank of New York Mellon Corp.	18,800	884,916
Charles Schwab Corp.	90,740	3,768,432
CME Group, Inc.	15,700	2,953,484
Goldman Sachs Group, Inc.	16,910	2,824,816
Intercontinental Exchange, Inc.	59,630	4,491,928
Morgan Stanley	199,800	7,922,070
State Street Corp.	18,620	1,174,363
T. Rowe Price Group, Inc.	43,860	4,049,155

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
TD Ameritrade Holding Corp.	66,910	$ 3,275,914

		31,345,078

Chemicals - 1.2%
Celanese Corp.	26,080	2,346,418
DowDuPont, Inc.	193,240	10,334,475
Eastman Chemical Co.	58,720	4,293,019
Linde PLC	10,500	1,638,420

		18,612,332

Commercial Services & Supplies - 0.0% (B)
Cintas Corp.	2,740	460,293

Communications Equipment - 0.2%
Cisco Systems, Inc.	61,360	2,658,729
Motorola Solutions, Inc.	4,460	513,078

		3,171,807

Consumer Finance - 0.4%
American Express Co.	14,460	1,378,327
Capital One Financial Corp.	76,480	5,781,123

		7,159,450

Containers & Packaging - 0.2%
Avery Dennison Corp.	12,940	1,162,400
Packaging Corp. of America	5,610	468,211
WestRock Co.	60,090	2,268,998

		3,899,609

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	17,590	446,258

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	77,680	15,860,702

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	102,210	2,917,073
Verizon Communications, Inc.	207,200	11,648,784

		14,565,857

Electric Utilities - 1.5%
Evergy, Inc.	12,560	713,031
Exelon Corp.	149,750	6,753,725
NextEra Energy, Inc.	55,110	9,579,220
PG&E Corp. (A)	12,600	299,250
Xcel Energy, Inc.	127,110	6,262,710

		23,607,936

Electrical Equipment - 0.4%
Eaton Corp. PLC	87,470	6,005,690

Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity, Ltd.	14,620	1,105,711

Entertainment - 1.3%
Electronic Arts, Inc. (A)	46,220	3,647,220
Netflix, Inc. (A)	21,920	5,867,107
Walt Disney Co.	97,210	10,659,077

		20,173,404

Equity Real Estate Investment Trusts - 1.3%
AvalonBay Communities, Inc.	24,090	4,192,864
Digital Realty Trust, Inc.	6,690	712,820
Equinix, Inc.	3,860	1,360,882
Equity Residential	18,120	1,196,101
Federal Realty Investment Trust	16,370	1,932,315
Host Hotels & Resorts, Inc.	73,390	1,223,411

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Prologis, Inc.	83,490	$ 4,902,533
Ventas, Inc.	21,570	1,263,786
Vornado Realty Trust	52,310	3,244,789

		20,029,501

Food Products - 0.5%
Mondelez International, Inc., Class A	207,520	8,307,026

Health Care Equipment & Supplies - 2.0%
Becton Dickinson and Co.	12,670	2,854,804
Boston Scientific Corp. (A)	261,940	9,256,959
Danaher Corp.	25,700	2,650,184
Intuitive Surgical, Inc. (A)	3,540	1,695,377
Medtronic PLC	96,580	8,784,917
Zimmer Biomet Holdings, Inc.	60,190	6,242,907

		31,485,148

Health Care Providers & Services - 2.0%
Anthem, Inc.	19,080	5,010,981
Cigna Corp. (A)	44,430	8,438,146
CVS Health Corp.	61,160	4,007,203
UnitedHealth Group, Inc.	58,760	14,638,291

		32,094,621

Hotels, Restaurants & Leisure - 0.5%
Hilton Worldwide Holdings, Inc.	39,930	2,866,974
Royal Caribbean Cruises, Ltd.	9,400	919,226
Yum! Brands, Inc.	49,380	4,539,010

		8,325,210

Household Durables - 0.1%
Lennar Corp., Class A	53,470	2,093,351

Household Products - 0.3%
Procter & Gamble Co.	52,470	4,823,042

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	71,820	9,488,858

Insurance - 1.4%
Allstate Corp.	15,400	1,272,502
American International Group, Inc.	126,160	4,971,966
Everest Re Group, Ltd.	5,800	1,263,008
Hartford Financial Services Group, Inc.	78,210	3,476,434
Lincoln National Corp.	55,500	2,847,705
Marsh & McLennan Cos., Inc.	15,960	1,272,810
MetLife, Inc.	115,550	4,744,483
Principal Financial Group, Inc.	21,180	935,521
Prudential Financial, Inc.	20,480	1,670,144

		22,454,573

Interactive Media & Services - 2.5%
Alphabet, Inc., Class A (A)	15,700	16,405,872
Alphabet, Inc., Class C (A)	15,230	15,772,341
Facebook, Inc., Class A (A)	55,670	7,297,780

		39,475,993

Internet & Direct Marketing Retail - 2.2%
Amazon.com, Inc. (A)	19,570	29,393,553
Booking Holdings, Inc. (A)	1,180	2,032,456
Expedia Group, Inc.	30,610	3,448,216

		34,874,225

IT Services - 2.5%
Accenture PLC, Class A	7,450	1,050,525

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Alliance Data Systems Corp.	9,080	$ 1,362,726
Automatic Data Processing, Inc.	67,400	8,837,488
Fidelity National Information Services, Inc.	55,230	5,663,836
First Data Corp., Class A (A)	42,270	714,786
Mastercard, Inc., Class A	14,390	2,714,674
PayPal Holdings, Inc. (A)	89,560	7,531,100
Visa, Inc., Class A	91,640	12,090,982

		39,966,117

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	14,010	945,114
Illumina, Inc. (A)	6,460	1,937,548
Thermo Fisher Scientific, Inc.	16,820	3,764,148

		6,646,810

Machinery - 1.5%
Caterpillar, Inc.	42,200	5,362,354
Cummins, Inc.	19,990	2,671,464
Deere & Co.	13,010	1,940,702
Ingersoll-Rand PLC	38,100	3,475,863
PACCAR, Inc.	72,360	4,134,650
Snap-on, Inc.	20,190	2,933,405
Stanley Black & Decker, Inc.	32,290	3,866,404

		24,384,842

Media - 1.1%
Charter Communications, Inc., Class A (A)	21,820	6,218,045
Comcast Corp., Class A	246,030	8,377,322
Discovery, Inc., Class A (A) (C)	69,520	1,719,925
DISH Network Corp., Class A (A)	25,700	641,729

		16,957,021

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	84,480	870,989
Newmont Mining Corp.	20,630	714,829

		1,585,818

Multi-Utilities - 0.4%
Ameren Corp.	18,930	1,234,804
Public Service Enterprise Group, Inc.	21,100	1,098,255
Sempra Energy	42,250	4,571,027

		6,904,086

Multiline Retail - 0.5%
Dollar General Corp.	49,720	5,373,737
Dollar Tree, Inc. (A)	19,550	1,765,756
Macy’s, Inc.	43,910	1,307,640

		8,447,133

Oil, Gas & Consumable Fuels - 3.1%
Chevron Corp.	114,670	12,474,949
Concho Resources, Inc. (A)	9,960	1,023,788
Diamondback Energy, Inc.	40,660	3,769,182
EOG Resources, Inc.	78,070	6,808,485
Exxon Mobil Corp.	58,690	4,002,071
Marathon Petroleum Corp.	108,490	6,401,995
Occidental Petroleum Corp.	87,770	5,387,323
ONEOK, Inc.	56,020	3,022,279
Parsley Energy, Inc., Class A (A)	25,600	409,088
Pioneer Natural Resources Co.	39,500	5,195,040

		48,494,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	23,640	$ 3,075,564

Pharmaceuticals - 3.2%
Allergan PLC	18,130	2,423,256
Bristol-Myers Squibb Co.	59,990	3,118,280
Eli Lilly & Co.	62,150	7,191,998
Johnson & Johnson	89,170	11,507,389
Merck & Co., Inc.	128,950	9,853,070
Mylan NV (A)	22,800	624,720
Nektar Therapeutics (A)	8,260	271,506
Pfizer, Inc.	334,350	14,594,377
Zoetis, Inc.	5,670	485,012

		50,069,608

Road & Rail - 1.2%
Norfolk Southern Corp.	53,730	8,034,784
Union Pacific Corp.	75,160	10,389,367

		18,424,151

Semiconductors & Semiconductor Equipment - 2.3%
Analog Devices, Inc.	115,660	9,927,098
Broadcom, Inc.	22,380	5,690,786
Intel Corp.	40,890	1,918,968
Microchip Technology, Inc.	9,050	650,876
Micron Technology, Inc. (A)	20,220	641,581
NVIDIA Corp.	46,250	6,174,375
Texas Instruments, Inc.	121,530	11,484,585

		36,488,269

Software - 4.2%
Adobe, Inc. (A)	24,830	5,617,539
Microsoft Corp.	415,310	42,183,037
Oracle Corp.	140,060	6,323,709
salesforce.com, Inc. (A)	73,720	10,097,428
Workday, Inc., Class A (A)	18,670	2,981,226

		67,202,939

Specialty Retail - 2.4%
Advance Auto Parts, Inc.	11,960	1,883,222
AutoZone, Inc. (A)	8,750	7,335,475
Best Buy Co., Inc.	56,700	3,002,832
Home Depot, Inc.	64,560	11,092,699
Lowe’s Cos., Inc.	41,060	3,792,302
O’Reilly Automotive, Inc. (A)	12,410	4,273,135
Ross Stores, Inc.	88,570	7,369,024

		38,748,689

Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	195,130	30,779,806
Hewlett Packard Enterprise Co.	261,260	3,451,245
HP, Inc.	146,190	2,991,047

		37,222,098

Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp.	33,160	3,082,222

Tobacco - 0.8%
Altria Group, Inc.	70,160	3,465,202
Philip Morris International, Inc.	127,200	8,491,872

		11,957,074

Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (A)	25,340	950,757
United Rentals, Inc. (A)	2,770	284,008

		1,234,765

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (A)	64,940	$ 4,130,833

Total Common Stocks (Cost $872,061,916)		908,838,270

PREFERRED STOCKS - 0.0% (B)
Banks - 0.0% (B)
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 8.89% (D)	15,621	412,863

Capital Markets - 0.0% (B)
State Street Corp., Series D, Fixed until 03/15/2024, 5.90% (D)	3,072	75,203

Electric Utilities - 0.0% (B)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	1,280	29,619

Total Preferred Stocks (Cost $537,460)		517,685

	Principal	Value
ASSET-BACKED SECURITIES - 3.8%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 655,598	702,908
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 3.37% (D), 07/18/2027 (E)	936,000	922,959
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	732,082	722,066
CIFC Funding, Ltd.
Series 2013-2A, Class A1LR,
3-Month LIBOR + 1.21%, 3.65% (D), 10/18/2030 (E)	3,380,000	3,333,214
Series 2017-3A, Class A1,
3-Month LIBOR + 1.22%, 3.69% (D), 07/20/2030 (E)	2,500,000	2,482,620
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (E)	294,283	291,273
ICG US CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 3.69% (D), 01/20/2030 (E)	1,100,000	1,084,547
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	1,215,824	1,230,563
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	1,604,893	1,574,782
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	1,035,000	1,035,411
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 3.78% (D), 04/15/2029 (E)	395,000	392,430

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW Owner Trust Series 2014-1A, Class A, 2.25%, 09/22/2031 (E)	$ 198,396	$ 195,209
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (E)	344,000	341,855
Series 2017-T1, Class AT1,
3.21%, 02/15/2051 (E)	2,600,000	2,594,730
NewResidential Mortgage Loan Trust Series 2018-1A, Class A1A, 4.00% (D), 12/25/2057 (E)	1,630,671	1,638,949
NRZ Advance Receivables Trust
Series 2016-T3, Class AT3,
2.83%, 10/16/2051 (E)	140,000	138,111
Series 2016-T4, Class AT4,
3.11%, 12/15/2050 (E)	1,300,000	1,297,802
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 3.66% (D), 01/20/2031 (E)	1,400,000	1,378,215
Ocwen Master Advance Receivables Trust
Series 2016-T2, Class AT2,
2.72%, 08/16/2049 (E)	1,000,000	995,900
Series 2018-T1, Class AT1,
3.30%, 08/15/2049 (E)	2,965,000	2,963,369
Series 2018-T2, Class AT2,
3.60%, 08/15/2050 (E)	2,935,000	2,942,073
Orange Lake Timeshare Trust
Series 2015-AA, Class A,
2.88%, 09/08/2027 (E)	260,836	256,062
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	1,593,786	1,564,978
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	286,755	285,272
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	234,616	234,459
Palmer Square CLO, Ltd. Series 2015-2A, Class A1AR, 3-Month LIBOR + 1.27%, 3.74% (D), 07/20/2030 (E)	915,000	905,532
SBA Tower Trust Series 2014-1A, Class C, 2.90% (D), 10/15/2044 (E)	3,405,000	3,384,929
Sierra Timeshare Conduit Receivables Funding LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (E)	351,835	348,657
Sierra Timeshare Receivables Funding LLC
Series 2014-2A, Class A,
2.05% (D), 06/20/2031 (E)	82,629	82,529
Series 2015-1A, Class A,
2.40%, 03/22/2032 (E)	68,281	67,869
Series 2015-1A, Class B,
3.05%, 03/22/2032 (E)	71,126	70,806
Series 2015-3A, Class A,
2.58%, 09/20/2032 (E)	43,284	42,846
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	338,753	329,490

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	$ 537,618	$ 534,844
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (E)	727,883	720,843
SPS Servicer Advance Receivables Trust Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (E)	600,000	598,883
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	1,189,519	1,176,831
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	1,576,207	1,554,246
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	669,646	659,530
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	474,568	466,154
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	790,442	779,552
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	1,607,025	1,574,847
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	751,432	734,181
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	1,056,344	1,025,832
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	1,339,463	1,310,268
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	1,118,889	1,094,230
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	822,203	800,500
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	1,974,810	1,928,875
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	1,795,471	1,762,673
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	1,922,408	1,869,001
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	3,055,000	3,016,534
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	401,312	394,608
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	1,376,006	1,356,252
Wellfleet CLO, Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 3.61% (D), 10/20/2028 (E)	1,125,000	1,114,975

Total Asset-Backed Securities (Cost $61,082,046)		60,306,074

CORPORATE DEBT SECURITIES - 15.4%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. 2.55%, 10/15/2022	2,298,000	2,223,666

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	$ 1,261,000	$ 1,288,746
5.10%, 01/15/2044	215,000	211,659

		1,500,405

Airlines - 0.6%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	752,908	707,870
3.70%, 04/01/2028	2,038,473	1,973,649
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	867,857	878,531
6.82%, 02/10/2024	2,125,377	2,282,017
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	561,152	576,550
United Airlines Pass-Through Trust 3.75%, 03/03/2028	2,218,486	2,168,282
US Airways Pass-Through Trust 5.38%, 05/15/2023	1,133,532	1,168,146

		9,755,045

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025	780,000	762,985

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026 (C)	1,030,000	917,530
General Motors Co.
4.88%, 10/02/2023	330,000	330,747
6.25%, 10/02/2043	893,000	837,047

		2,085,324

Banks - 2.7%
Banco Santander SA 4.38%, 04/12/2028	1,000,000	933,726
Bank of America Corp.
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	410,000	383,001
4.45%, 03/03/2026, MTN	3,380,000	3,341,452
Bank One Corp. 8.00%, 04/29/2027	750,000	919,247
Barclays Bank PLC 10.18%, 06/12/2021 (E)	3,832,000	4,307,736
CIT Group, Inc. 4.13%, 03/09/2021	125,000	123,125
Citigroup, Inc.
3-Month LIBOR + 0.95%, 3.44% (D), 07/24/2023	2,341,000	2,285,797
Fixed until 06/01/2023, 4.04% (D), 06/01/2024	1,346,000	1,349,776
4.50%, 01/14/2022	685,000	699,888
Commerzbank AG 8.13%, 09/19/2023 (E)	2,925,000	3,208,739
Cooperatieve Rabobank UA
2.25%, 01/14/2019	265,000	264,914
Fixed until 06/30/2019 (F), 11.00% (D) (E)	2,438,000	2,517,235
Discover Bank 3.45%, 07/27/2026	1,078,000	988,522
Fifth Third Bancorp 3.95%, 03/14/2028	1,381,000	1,371,235

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
First Horizon National Corp. 3.50%, 12/15/2020	$ 1,034,000	$ 1,033,937
HSBC Holdings PLC
3-Month LIBOR + 1.00%, 3.64% (D), 05/18/2024	1,302,000	1,267,934
4.25%, 03/14/2024	200,000	198,482
Fixed until 09/12/2025, 4.29% (D), 09/12/2026	2,025,000	1,994,579
5.25%, 03/14/2044	201,000	199,228
Huntington National Bank 3.55%, 10/06/2023	1,218,000	1,213,793
Intesa Sanpaolo SpA
3.38%, 01/12/2023 (E)	376,000	348,308
3.88%, 07/14/2027 (E)	717,000	616,748
5.02%, 06/26/2024 (E)	615,000	557,733
JPMorgan Chase & Co.
3.38%, 05/01/2023	1,517,000	1,483,826
4.85%, 02/01/2044	1,010,000	1,028,523
6.40%, 05/15/2038	613,000	745,442
Fixed until 02/01/2024 (F), 6.75% (D)	66,000	68,194
8.75%, 09/01/2030	175,000	235,374
Nordea Bank Abp 4.25%, 09/21/2022 (E)	3,480,000	3,497,806
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	275,000	278,328
6.40%, 10/21/2019	185,000	188,864
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (D), 09/15/2031 (C)	1,910,000	1,808,634
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	668,000	652,323
5.38%, 11/02/2043	1,012,000	1,056,097
Fixed until 06/15/2024 (F), 5.90% (D)	178,000	169,589
Wells Fargo Bank NA
2.60%, 01/15/2021	635,000	627,113
5.95%, 08/26/2036	431,000	495,994

		42,461,242

Beverages - 0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.65%, 02/01/2026 (E)	678,000	641,082
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	1,419,000	1,225,393
Constellation Brands, Inc.
3.70%, 12/06/2026	462,000	434,950
4.40%, 11/15/2025	720,000	721,425
Pernod Ricard SA
4.45%, 01/15/2022 (E)	711,000	725,187
5.75%, 04/07/2021 (E)	1,761,000	1,845,687

		5,593,724

Biotechnology - 0.3%
AbbVie, Inc. 3.20%, 05/14/2026	1,384,000	1,282,668
Biogen, Inc. 4.05%, 09/15/2025	1,532,000	1,525,013
Celgene Corp. 3.88%, 08/15/2025	1,132,000	1,089,734

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Gilead Sciences, Inc. 4.15%, 03/01/2047	$ 311,000	$ 286,475

		4,183,890

Building Products - 0.1%
Owens Corning
4.20%, 12/15/2022	1,680,000	1,668,037
4.40%, 01/30/2048	745,000	563,142

		2,231,179

Capital Markets - 1.3%
Ameriprise Financial, Inc.
2.88%, 09/15/2026	1,087,000	1,012,168
3.70%, 10/15/2024	1,100,000	1,099,534
7.30%, 06/28/2019	1,180,000	1,203,721
Charles Schwab Corp.
3.20%, 03/02/2027	1,063,000	1,014,076
3.85%, 05/21/2025	2,110,000	2,152,245
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	1,088,000	1,037,470
3.80%, 06/09/2023	1,515,000	1,486,650
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	3,280,000	3,404,943
6.75%, 10/01/2037	1,674,000	1,890,421
Lazard Group LLC 4.50%, 09/19/2028	1,477,000	1,477,278
Morgan Stanley
4.35%, 09/08/2026, MTN	627,000	609,321
5.00%, 11/24/2025	976,000	995,195
5.75%, 01/25/2021	948,000	988,433
UBS AG 7.63%, 08/17/2022	1,521,000	1,619,865
UBS Group Funding Switzerland AG 4.25%, 03/23/2028 (E)	1,014,000	999,844

		20,991,164

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	215,000	215,234
Syngenta Finance NV 3.93%, 04/23/2021 (E)	845,000	833,454

		1,048,688

Commercial Services & Supplies - 0.2%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (E)	595,000	585,089
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	615,000	581,004
3.85%, 11/15/2024 (E)	720,000	716,428
Hutchison Whampoa International 11, Ltd. 4.63%, 01/13/2022 (E)	600,000	619,066

		2,501,587

Communications Equipment - 0.1%
Nokia OYJ 3.38%, 06/12/2022	1,142,000	1,079,190

Construction & Engineering - 0.3%
SBA Tower Trust
2.88%, 07/15/2046 (E)	1,477,000	1,449,911
3.17%, 04/09/2047 (E)	1,490,000	1,464,964
3.45%, 03/15/2048 (E)	2,380,000	2,365,364

		5,280,239

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.2%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (E)	$ 1,290,000	$ 1,120,318
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	1,905,000	1,928,010

		3,048,328

Consumer Finance - 0.4%
Ally Financial, Inc.
3.50%, 01/27/2019	1,525,000	1,524,047
4.13%, 03/30/2020	1,500,000	1,483,125
American Express Co. 4.05%, 12/03/2042	300,000	282,682
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,775,000	1,627,121
Capital One Financial Corp. 3.30%, 10/30/2024	1,133,000	1,071,531

		5,988,506

Containers & Packaging - 0.1%
International Paper Co. 4.75%, 02/15/2022	525,000	547,690
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (E)	650,000	619,125
5.75%, 10/15/2020	1,254,994	1,251,857

		2,418,672

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	95,000	93,657

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 05/15/2021	1,865,000	1,870,382
Aviation Capital Group LLC 7.13%, 10/15/2020 (E)	1,811,000	1,904,558
AXA Equitable Holdings, Inc. 4.35%, 04/20/2028 (E)	1,696,000	1,602,733
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15%, 01/23/2030	846,000	725,454

		6,103,127

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
3.00%, 06/30/2022	2,024,000	1,973,908
3.40%, 05/15/2025	2,055,000	1,935,097
4.35%, 06/15/2045	770,000	650,702
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (E)	210,000	206,618
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	1,155,000	1,198,312
Sprint Capital Corp. 6.88%, 11/15/2028	175,000	165,375
Verizon Communications, Inc.
5.15%, 09/15/2023	2,331,000	2,481,011
5.50%, 03/16/2047	1,977,000	2,102,373

		10,713,396

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025	$ 550,000	$ 538,555
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	114,000	127,800
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	3,320,000	2,989,260
Duke Energy Progress LLC 3.60%, 09/15/2047	1,050,000	931,945
Entergy Arkansas LLC 3.70%, 06/01/2024	267,000	271,393
Jersey Central Power & Light Co. 7.35%, 02/01/2019	128,000	128,391
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (E)	347,000	350,074
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	1,512,000	1,548,834
5.30%, 06/01/2042	75,000	85,228
PacifiCorp
3.60%, 04/01/2024	1,631,000	1,646,439
5.75%, 04/01/2037	150,000	179,067
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	560,000	547,588

		9,344,574

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc.
3.25%, 09/08/2024	360,000	335,200
3.88%, 01/12/2028	1,415,000	1,288,947
Keysight Technologies, Inc. 4.55%, 10/30/2024	1,750,000	1,785,071

		3,409,218

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (E)	1,352,000	1,340,281
Schlumberger Investment SA 3.65%, 12/01/2023	132,000	132,629
Weatherford International, Ltd. 5.95%, 04/15/2042	155,000	78,856

		1,551,766

Equity Real Estate Investment Trusts - 0.8%
American Tower Trust #1 3.65%, 03/15/2048 (E)	775,000	774,130
CBL & Associates, LP 5.25%, 12/01/2023 (C)	1,036,000	821,030
EPR Properties 4.75%, 12/15/2026 (C)	2,740,000	2,710,259
HCP, Inc. 3.40%, 02/01/2025	2,683,000	2,539,058
Hospitality Properties Trust 5.00%, 08/15/2022	1,250,000	1,276,801
Kilroy Realty, LP
4.25%, 08/15/2029	1,120,000	1,093,549
4.38%, 10/01/2025	674,000	676,366
Realty Income Corp. 3.88%, 07/15/2024	965,000	966,613
VEREIT Operating Partnership, LP
3.00%, 02/06/2019	620,000	619,627
4.13%, 06/01/2021	788,000	795,208

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
VEREIT Operating Partnership, LP (continued)
4.63%, 11/01/2025	$ 1,129,000	$ 1,131,104

		13,403,745

Food & Staples Retailing - 0.3%
Sysco Corp. 3.25%, 07/15/2027	1,045,000	980,126
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	1,785,000	1,776,791
Walmart, Inc. 3.63%, 12/15/2047	1,540,000	1,417,734

		4,174,651

Food Products - 0.1%
Kraft Heinz Foods Co.
2.80%, 07/02/2020	880,000	873,603
4.88%, 02/15/2025 (E)	535,000	537,237

		1,410,840

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 3.75%, 11/30/2026	896,000	884,886
Becton Dickinson and Co. 3.70%, 06/06/2027	1,674,000	1,583,333

		2,468,219

Health Care Providers & Services - 0.4%
AmerisourceBergen Corp. 4.30%, 12/15/2047	1,540,000	1,317,444
Cigna Corp. 4.13%, 11/15/2025 (E)	827,000	825,835
Coventry Health Care, Inc. 5.45%, 06/15/2021	222,000	229,856
CVS Health Corp.
2.13%, 06/01/2021	2,065,000	1,992,445
5.05%, 03/25/2048	1,048,000	1,019,295
HCA Healthcare, Inc. 6.25%, 02/15/2021	645,000	659,513

		6,044,388

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	842,000	851,772

Industrial Conglomerates - 0.2%
General Electric Co.
Fixed until 01/21/2021 (F), 5.00% (D)	2,070,000	1,583,550
6.88%, 01/10/2039, MTN	1,419,000	1,483,571

		3,067,121

Insurance - 0.4%
Allstate Corp. 3.28%, 12/15/2026	997,000	977,115
American International Group, Inc. Fixed until 05/15/2038, 8.18% (D), 05/15/2068	42,000	47,880
Athene Global Funding 3.00%, 07/01/2022 (E)	997,000	973,911
Berkshire Hathaway Finance Corp. 3.00%, 05/15/2022	1,545,000	1,541,456
CNA Financial Corp. 5.88%, 08/15/2020	1,454,000	1,508,366

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Fidelity National Financial, Inc. 5.50%, 09/01/2022	$ 255,000	$ 269,740
Lincoln National Corp. 3.63%, 12/12/2026	1,047,000	1,013,743

		6,332,211

Interactive Media & Services - 0.1%
Baidu, Inc. 4.38%, 05/14/2024	1,213,000	1,222,978

Internet & Direct Marketing Retail - 0.0% (B)
Booking Holdings, Inc. 3.60%, 06/01/2026	630,000	612,074

IT Services - 0.1%
DXC Technology Co. 4.75%, 04/15/2027	823,000	825,896
Mastercard, Inc. 2.00%, 04/01/2019	224,000	223,360

		1,049,256

Machinery - 0.0% (B)
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (E)	580,000	570,061

Media - 0.3%
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	1,240,000	1,240,000
CSC Holdings LLC 10.13%, 01/15/2023 (E)	350,000	376,688
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (F)	473,000	478,912
NBCUniversal Media LLC
4.38%, 04/01/2021	1,440,000	1,475,969
4.45%, 01/15/2043	1,294,000	1,247,326

		4,818,895

Metals & Mining - 0.1%
Anglo American Capital PLC
4.00%, 09/11/2027 (E)	800,000	723,887
4.75%, 04/10/2027 (E)	365,000	349,571
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	185,000	171,125

		1,244,583

Multi-Utilities - 0.2%
CMS Energy Corp.
3.88%, 03/01/2024	87,000	87,276
4.88%, 03/01/2044	201,000	209,812
Dominion Energy, Inc. 2.58%, 07/01/2020	833,000	819,965
DTE Electric Co. 4.30%, 07/01/2044	1,519,000	1,562,815
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	650,000	628,536

		3,308,404

Oil, Gas & Consumable Fuels - 1.4%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (C)	2,142,000	2,243,400
Apache Corp.
4.25%, 01/15/2044	66,000	53,139
4.75%, 04/15/2043	85,000	72,910

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
BP Capital Markets PLC 3.12%, 05/04/2026	$ 2,307,000	$ 2,169,343
Continental Resources, Inc. 3.80%, 06/01/2024	365,000	345,534
Energy Transfer Operating, LP
4.90%, 02/01/2024	659,000	666,963
5.15%, 02/01/2043	800,000	693,264
5.95%, 10/01/2043	740,000	703,586
7.60%, 02/01/2024	581,000	641,889
Enterprise Products Operating LLC 4.25%, 02/15/2048	1,642,000	1,455,436
EOG Resources, Inc. 2.45%, 04/01/2020	371,000	367,405
Exxon Mobil Corp.
1.82%, 03/15/2019	640,000	638,821
3.04%, 03/01/2026	1,950,000	1,902,355
Husky Energy, Inc. 4.00%, 04/15/2024	185,000	183,083
Kerr-McGee Corp. 6.95%, 07/01/2024	190,000	211,823
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	1,295,000	1,283,433
Nexen Energy ULC 5.88%, 03/10/2035	10,000	11,467
Noble Energy, Inc. 6.00%, 03/01/2041	95,000	92,729
Petrobras Global Finance BV 6.25%, 03/17/2024	670,000	679,715
Petroleos Mexicanos
3.50%, 01/30/2023	1,515,000	1,371,075
6.50%, 01/23/2029	656,000	611,720
6.88%, 08/04/2026	790,000	767,880
Petronas Capital, Ltd. 5.25%, 08/12/2019 (E)	1,490,000	1,507,238
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	1,290,000	1,233,909
Shell International Finance BV
2.50%, 09/12/2026	1,826,000	1,694,954
3.75%, 09/12/2046	266,000	246,214
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	160,000	159,419
4.63%, 03/01/2034	145,000	138,603
Western Gas Partners, LP 5.38%, 06/01/2021	259,000	266,764
Williams Cos., Inc.
3.70%, 01/15/2023	83,000	80,967
5.40%, 03/04/2044	128,000	122,000
7.88%, 09/01/2021	109,000	119,034

		22,736,072

Pharmaceuticals - 0.3%
AstraZeneca PLC 4.00%, 01/17/2029	345,000	339,609
Bayer US Finance II LLC 4.40%, 07/15/2044 (E)	733,000	627,362
Bayer US Finance LLC 3.00%, 10/08/2021 (E)	992,000	969,946
Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	740,000	671,576

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028 (E)	$ 1,871,000	$ 1,910,965

		4,519,458

Road & Rail - 0.0% (B)
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	508,000	504,352
3.75%, 04/01/2024	48,000	49,064

		553,416

Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp. 2.88%, 05/11/2024	1,548,000	1,510,199
KLA-Tencor Corp.
4.13%, 11/01/2021	507,000	515,176
4.65%, 11/01/2024	350,000	358,688
NXP BV / NXP Funding LLC 4.88%, 03/01/2024 (E)	537,000	539,357
QUALCOMM, Inc. 3.25%, 05/20/2027	1,420,000	1,320,883

		4,244,303

Software - 0.1%
Microsoft Corp. 3.30%, 02/06/2027	1,571,000	1,556,079

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.85%, 02/23/2023	1,376,000	1,359,131
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	1,586,000	1,593,171
Western Digital Corp. 4.75%, 02/15/2026	1,485,000	1,288,238

		4,240,540

Tobacco - 0.2%
BAT Capital Corp.
2.30%, 08/14/2020	486,000	474,646
3.56%, 08/15/2027	1,828,000	1,622,800
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	450,000	459,076

		2,556,522

Trading Companies & Distributors - 0.2%
Air Lease Corp. 3.50%, 01/15/2022	1,902,000	1,871,745
International Lease Finance Corp. 8.25%, 12/15/2020	1,464,000	1,574,947

		3,446,692

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV
3.13%, 07/16/2022	1,016,000	995,626
4.38%, 07/16/2042 (C)	250,000	239,689
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	3,306,000	3,251,021
3.72%, 07/15/2043 (E)	40,000	39,876
Sprint Corp.
7.25%, 09/15/2021	330,000	337,755
7.88%, 09/15/2023	200,000	205,250

		5,069,217

Total Corporate Debt Securities (Cost $253,329,432)		243,871,069

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazil - 0.0% (B)
Brazil Government International Bond 4.25%, 01/07/2025 (C)	$ 480,000	$ 474,019

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024 (C)	305,000	301,950
4.50%, 01/28/2026	1,125,000	1,125,000

		1,426,950

Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (E)	1,160,000	1,175,189
5.38%, 10/17/2023 (E)	400,000	417,698

		1,592,887

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028 (C)	1,883,000	1,762,507

Panama - 0.1%
Panama Government International Bond 3.88%, 03/17/2028	550,000	541,750

Peru - 0.0% (B)
Peru Government International Bond 7.35%, 07/21/2025	160,000	194,400

Poland - 0.0% (B)
Republic of Poland Government International Bond 3.00%, 03/17/2023	405,000	399,755

Qatar - 0.0% (B)
Qatar Government International Bond 3.88%, 04/23/2023 (E)	200,000	202,266

Saudi Arabia - 0.1%
Saudi Government International Bond 2.38%, 10/26/2021 (E)	705,000	678,601

Total Foreign Government Obligations (Cost $7,467,192)		7,273,135

MORTGAGE-BACKED SECURITIES - 4.1%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (D), 12/05/2032 (E)	1,300,000	1,313,398
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,630,000	1,604,088
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	1,390,000	1,349,043
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,935,000	130,505
BBCMS Trust
Series 2013-TYSN, Class B,
4.04%, 09/05/2032 (E)	755,000	759,767
Series 2015-MSQ, Class B,
3.89%, 09/15/2032 (E)	1,150,000	1,155,376
BCAP LLC Trust Series 2010-RR1, Class 12A1, 5.25% (D), 08/26/2036 (E)	22,120	21,982
Caesars Palace Las Vegas Trust Series 2017-VICI, Class A, 3.53%, 10/15/2034 (E)	1,800,000	1,811,443

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.58% (D), 03/13/2035 (E)	$ 2,550,000	$ 2,574,364
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	111,117	112,904
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	285,000	293,345
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (D), 06/25/2058 (E)	462,983	461,749
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (D), 09/25/2064 (E)	1,083,665	1,074,622
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	1,648,000	1,733,913
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (E)	90,347	88,667
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	170,000	168,760
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,900,000	1,956,257
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	890,000	912,410
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	3,500,000	3,447,421
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	690,000	680,362
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	1,690,000	1,655,455
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (E)	1,135,000	1,121,891
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 3.77% (D), 08/26/2036 (E)	75,719	75,702
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 2.98% (D), 12/27/2035 (E)	641,922	635,698
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-RMP1, Class A2, 1-Month LIBOR + 0.15%, 2.66% (D), 12/25/2036	142,497	127,523
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (D), 12/10/2027 (E)	440,000	435,187
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	1,830,837	1,830,008
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	800,000	775,028

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Jefferies Resecuritization Trust Series 2009-R7, Class 1A1, 4.21% (D), 02/26/2036 (E)	$ 58,480	$ 58,332
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C1, Class B,
5.95%, 06/15/2043 (E)	420,000	423,203
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	5,417,564	5,464,197
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	456,349	446,532
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	2,010,000	2,019,189
Series 2013-C11, Class B,
4.34% (D), 08/15/2046	945,000	960,847
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	4,890,000	4,786,306
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	655,172	635,984
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.86% (D), 08/15/2034 (E)	4,368,239	4,280,043
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	327,201	327,412
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	284,012	284,548
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	1,034,135	1,036,808
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	279,622	279,490
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	611,969	612,295
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	660,006	660,541
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	708,933	699,232
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	1,291,238	1,289,439
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	1,601,850	1,611,803
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	1,522,338	1,536,388
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	2,401,022	2,415,505
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	948,313	956,764
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	2,169,000	2,177,967
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	1,911,000	1,878,484

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1-Month LIBOR + 0.58%, 3.09% (D), 05/25/2035	$ 241,542	$ 239,260
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	916,000	921,746
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 1-Month LIBOR + 2.50%, 4.96% (D), 06/15/2029 (E)	915,000	909,427

Total Mortgage-Backed Securities (Cost $66,383,737)		65,218,610

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	55,000	75,571
State of California, General Obligation Unlimited
7.30%, 10/01/2039	765,000	1,050,131
7.60%, 11/01/2040	660,000	961,098
7.70%, 11/01/2030	580,000	627,450
7.95%, 03/01/2036	1,525,000	1,610,034
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	50,000	52,486

		4,376,770

Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	50,000	52,862

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	71,000	100,039

New York - 0.0% (B)
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	60,000	79,696
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	55,000	70,524
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	55,000	64,424
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	95,000	109,065

		323,709

Total Municipal Government Obligations (Cost $5,090,875)		4,853,380

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.0%
Federal Home Loan Mortgage Corp.
5.00%, 02/01/2024 - 08/01/2035	$ 625,703	$ 666,215
5.50%, 07/01/2037 - 06/01/2041	139,541	149,628
6.00%, 12/01/2037	56,986	62,709
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	5,916,965	5,834,690
3.06% (D), 08/25/2024	3,640,000	3,649,855
3.49%, 01/25/2024	2,260,000	2,311,119
3.53% (D), 07/25/2023	1,852,000	1,895,302
Federal National Mortgage Association
2.50%, TBA (G)	4,196,000	4,097,738
3.00%, TBA (G)	40,561,000	39,843,692
3.33% (D), 10/25/2023	238,153	244,055
12-Month LIBOR + 1.53%, 3.36% (D), 02/01/2043	79,657	82,366
3.50%, 07/01/2028 - 01/01/2029	520,894	528,976
3.50%, TBA (G)	25,460,000	25,455,525
4.00%, 06/01/2042	155,654	160,051
4.00%, TBA (G)	12,708,000	12,954,217
4.50%, 02/01/2025 - 06/01/2026	293,717	302,467
5.00%, 04/01/2039 - 11/01/2039	2,018,850	2,154,724
5.00%, TBA (G)	6,604,000	6,917,174
5.50%, 04/01/2037 - 12/01/2041	1,018,239	1,098,612
6.00%, 08/01/2036 - 06/01/2041	1,900,482	2,074,550
6.50%, 05/01/2040	147,625	166,829
Government National Mortgage Association, Interest Only STRIPS 0.78% (D), 02/16/2053	758,461	36,676

Total U.S. Government Agency Obligations (Cost $110,061,967)		110,687,170

U.S. GOVERNMENT OBLIGATIONS - 9.2%
U.S. Treasury - 8.3%
U.S. Treasury Bonds
2.25%, 08/15/2046	2,734,000	2,336,609
2.50%, 02/15/2045 - 05/15/2046	12,009,000	10,859,175
2.75%, 08/15/2042 - 11/15/2047	9,134,600	8,684,595
2.88%, 08/15/2045	5,077,000	4,944,919
3.00%, 05/15/2042	2,001,000	2,003,189
3.13%, 02/15/2042 - 05/15/2048	3,152,000	3,226,318
3.50%, 02/15/2039	8,413,500	9,202,594
3.63%, 02/15/2044	8,879,700	9,836,349
4.50%, 02/15/2036	5,950,600	7,334,579
4.75%, 02/15/2037	7,403,000	9,435,066
5.25%, 02/15/2029	5,067,000	6,193,418
U.S. Treasury Notes
1.00%, 11/30/2019	6,783,000	6,683,110
1.13%, 06/30/2021 - 09/30/2021	2,832,000	2,739,739
1.38%, 09/30/2019	6,580,000	6,519,084
1.50%, 08/15/2026	5,308,000	4,896,630
1.63%, 03/31/2019 - 05/15/2026	9,226,600	8,789,155
2.25%, 11/15/2027	2,300,200	2,221,939
2.38%, 01/31/2023	6,088,000	6,059,938
2.50%, 05/15/2024	2,800,000	2,794,859
2.63%, 12/15/2021	592,000	594,659
2.88%, 09/30/2023 - 08/15/2028	11,993,300	12,181,841
3.13%, 11/15/2028	4,228,700	4,386,285

		131,924,050

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	$ 1,652,438	$ 1,754,704
2.50%, 01/15/2029	4,854,968	5,525,434
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	6,390,815	6,290,916

		13,571,054

Total U.S. Government Obligations (Cost $147,474,142)		145,495,104

COMMERCIAL PAPER - 4.7%
Banks - 0.8%
Concord Minutemen Capital Co. 2.87% (H), 03/05/2019	6,850,000	6,816,315
Macquarie Bank, Ltd.
2.77% (H), 02/14/2019	2,400,000	2,392,051
2.78% (H), 02/12/2019	3,000,000	2,990,480

		12,198,846

Capital Markets - 0.4%
Cedar Springs Capital Co. LLC 2.88% (H), 03/05/2019	6,850,000	6,816,195

Diversified Financial Services - 3.0%
Atlantic Asset Securitization LLC 2.92% (H), 03/27/2019	6,000,000	5,959,483
Barton Capital Corp. 2.55% (H), 01/24/2019	1,200,000	1,198,083
Cancara Asset Securitisation LLC 2.91% (H), 03/18/2019	6,000,000	5,963,900
Fairway Finance Corp. 2.42% (H), 01/03/2019	4,500,000	4,499,408
Gotham Funding Corp. 2.66% (H), 02/04/2019	7,000,000	6,982,745
Le Fayette Asset Securitization LLC
2.45% (H), 01/03/2019	3,000,000	2,999,600
2.91% (H), 03/13/2019	500,000	497,190
Liberty Funding LLC 2.87% (H), 03/19/2019	2,500,000	2,484,974
LMA SA 2.65% (H), 02/04/2019	3,700,000	3,690,914
Mont Blanc Capital Corp. 2.67% (H), 02/06/2019	7,000,000	6,981,730
Nieuw Amsterdam Receivables Corp. 2.44% (H), 01/09/2019	2,800,000	2,798,513
Sheffield Receivable 2.70% (H), 02/14/2019	3,500,000	3,488,664

		47,545,204

	Principal	Value

COMMERCIAL PAPER (continued)
Energy Equipment & Services - 0.4%
Schlumberger Investment SA 2.43% (H), 01/03/2019	$ 6,500,000	$ 6,499,141

Software - 0.1%
Manhattan Asset Funding 2.89% (H), 03/20/2019	1,500,000	1,490,802

Total Commercial Paper (Cost $74,550,188)		74,550,188

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.9%
U.S. Treasury Bill
2.21% (H), 01/03/2019	2,615,000	2,614,686
2.22% (H), 01/03/2019	11,628,000	11,626,595
2.38% (H), 02/07/2019	602,000	600,549

Total Short-Term U.S. Government Obligations (Cost $14,841,830)		14,841,830

	Shares	Value
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (H)	11,393,656	11,393,656

Total Other Investment Company (Cost $11,393,656)		11,393,656

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp., 1.45% (H), dated 12/31/2018, to be repurchased at $34,047,167 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.88%, due 05/31/2025, and with a value of $34,733,340.	$ 34,044,425	34,044,425

Total Repurchase Agreement (Cost $34,044,425)		34,044,425

Total Investments (Cost $1,658,318,866)		1,681,890,596
Net Other Assets (Liabilities) - (5.9)%		(93,646,790)

Net Assets - 100.0%		$ 1,588,243,806

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	Long	187	03/15/2019	$22,776,340	$23,423,620	$647,280	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$908,838,270	$—	$—	$908,838,270
Preferred Stocks	517,685	—	—	517,685
Asset-Backed Securities	—	60,306,074	—	60,306,074
Corporate Debt Securities	—	243,871,069	—	243,871,069
Foreign Government Obligations	—	7,273,135	—	7,273,135
Mortgage-Backed Securities	—	65,218,610	—	65,218,610
Municipal Government Obligations	—	4,853,380	—	4,853,380
U.S. Government Agency Obligations	—	110,687,170	—	110,687,170
U.S. Government Obligations	—	145,495,104	—	145,495,104
Commercial Paper	—	74,550,188	—	74,550,188
Short-Term U.S. Government Obligations	—	14,841,830	—	14,841,830
Other Investment Company	11,393,656	—	—	11,393,656
Repurchase Agreement	—	34,044,425	—	34,044,425

Total Investments	$920,749,611	$761,140,985	$—	$1,681,890,596

Other Financial Instruments
Futures Contracts (J)	$647,280	$—	$—	$647,280

Total Other Financial Instruments	$647,280	$—	$—	$647,280

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,157,989. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $174,300,428, representing 11.0% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at December 31, 2018.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $1,624,274,441) (including securities loaned of $11,157,989)	$1,647,846,171
Repurchase agreement, at value (cost $34,044,425)	34,044,425
Cash	134,090
Cash collateral pledged at broker for:
Futures contracts	1,235,000
Receivables and other assets:
Investments sold	5,969,884
When-issued, delayed-delivery, forward and TBA commitments sold	13,487,082
Net income from securities lending	2,154
Shares of beneficial interest sold	46,054
Dividends and/or distributions	1,288,642
Interest	4,569,236
Variation margin receivable on futures contracts	182,372

Total assets	1,708,805,110

Liabilities:
Cash collateral received upon return of:
Securities on loan	11,393,656
Cash collateral at broker for:
TBA commitments	602,000
Payables and other liabilities:
Investments purchased	4,663,457
When-issued, delayed-delivery, forward and TBA commitments purchased	101,854,432
Shares of beneficial interest redeemed	590,748
Investment management fees	859,693
Distribution and service fees	276,976
Transfer agent costs	6,705
Trustees, CCO and deferred compensation fees	4,419
Audit and tax fees	40,827
Custody fees	91,496
Legal fees	11,194
Printing and shareholder reports fees	149,182
Other accrued expenses	16,519

Total liabilities	120,561,304

Net assets	$1,588,243,806

Net assets consist of:
Capital stock ($0.01 par value)	$1,167,282
Additional paid-in capital	1,431,598,850
Total distributable earnings (accumulated losses)	155,477,674

Net assets	$1,588,243,806

Net assets by class:
Initial Class	$305,002,089
Service Class	1,283,241,717

Shares outstanding:
Initial Class	22,026,923
Service Class	94,701,486

Net asset value and offering price per share:
Initial Class	$13.85
Service Class	13.55

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$18,710,260
Interest income	21,516,758
Net income from securities lending	63,870
Withholding taxes on foreign income	(2,491)

Total investment income	40,288,397

Expenses:
Investment management fees	10,904,532
Distribution and service fees:
Service Class	3,533,265
Transfer agent costs	26,397
Trustees, CCO and deferred compensation fees	57,130
Audit and tax fees	56,503
Custody fees	210,140
Legal fees	92,685
Printing and shareholder reports fees	186,953
Other	50,865

Total expenses	15,118,470

Net investment income (loss)	25,169,927

Net realized gain (loss) on:
Investments	108,639,444
Futures contracts	543,717
Foreign currency transactions	46

Net realized gain (loss)	109,183,207

Net change in unrealized appreciation (depreciation) on:
Investments	(198,317,103)
Futures contracts	575,292
Translation of assets and liabilities denominated in foreign currencies	(4)

Net change in unrealized appreciation (depreciation)	(197,741,815)

Net realized and change in unrealized gain (loss)	(88,558,608)

Net increase (decrease) in net assets resulting from operations	$(63,388,681)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$25,169,927	$20,628,763
Net realized gain (loss)	109,183,207	71,061,831
Net change in unrealized appreciation (depreciation)	(197,741,815)	125,378,755

Net increase (decrease) in net assets resulting from operations	(63,388,681)	217,069,349

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(17,767,208)	—
Service Class	(73,260,732)	—
Net investment income:
Initial Class	—	(2,851,441)
Service Class	—	(10,639,044)

Total dividends and/or distributions from net investment income	—	(13,490,485)

Net realized gains:
Initial Class	—	(3,729,512)
Service Class	—	(16,037,227)

Total dividends and/or distributions from net realized gains	—	(19,766,739)

Total dividends and/or distributions to shareholders	(91,027,940)	(33,257,224)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,638,190	13,667,614
Service Class	18,889,707	324,028,331

	30,527,897	337,695,945

Dividends and/or distributions reinvested:
Initial Class	17,767,208	6,580,953
Service Class	73,260,732	26,676,271

	91,027,940	33,257,224

Cost of shares redeemed:
Initial Class	(39,268,179)	(33,021,994)
Service Class	(157,606,704)	(64,348,265)

	(196,874,883)	(97,370,259)

Net increase (decrease) in net assets resulting from capital share transactions	(75,319,046)	273,582,910

Net increase (decrease) in net assets	(229,735,667)	457,395,035

Net assets:
Beginning of year	1,817,979,473	1,360,584,438

End of year	$1,588,243,806	$1,817,979,473

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$21,593,984

Capital share transactions - shares:
Shares issued:
Initial Class	766,025	955,957
Service Class	1,266,117	23,483,470

	2,032,142	24,439,427

Shares reinvested:
Initial Class	1,190,832	462,471
Service Class	5,010,994	1,912,277

	6,201,826	2,374,748

Shares redeemed:
Initial Class	(2,614,202)	(2,285,356)
Service Class	(10,723,655)	(4,478,512)

	(13,337,857)	(6,763,868)

Net increase (decrease) in shares outstanding:
Initial Class	(657,345)	(866,928)
Service Class	(4,446,544)	20,917,235

	(5,103,889)	20,050,307

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$15.17	$13.56	$13.11		$13.97	$13.57

Investment operations:
Net investment income (loss) (A)	0.25	0.20	0.19	(B)	0.19	0.20
Net realized and unrealized gain (loss)	(0.75)	1.69	0.83		(0.18)	1.24

Total investment operations	(0.50)	1.89	1.02		0.01	1.44

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.12)	(0.13)		(0.19)	(0.20)
Net realized gains	(0.60)	(0.16)	(0.44)		(0.68)	(0.84)

Total dividends and/or distributions to shareholders	(0.82)	(0.28)	(0.57)		(0.87)	(1.04)

Net asset value, end of year	$13.85	$15.17	$13.56		$13.11	$13.97

Total return	(3.66)%	14.14%	7.87%		0.21%	10.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$305,002	$344,156	$319,369		$315,342	$347,751
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%	0.66%	0.70%		0.73%	0.77	%(C)
Including waiver and/or reimbursement and recapture	0.66%	0.66%	0.69	%(B)	0.73%	0.77	%(C)
Net investment income (loss) to average net assets	1.64%	1.42%	1.45	%(B)	1.40%	1.46%
Portfolio turnover rate	46%	39%	35%		46%	86%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$14.86	$13.31	$12.89		$13.76	$13.39

Investment operations:
Net investment income (loss) (A)	0.20	0.17	0.16	(B)	0.16	0.16
Net realized and unrealized gain (loss)	(0.73)	1.65	0.81		(0.18)	1.22

Total investment operations	(0.53)	1.82	0.97		(0.02)	1.38

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.11)	(0.11)		(0.17)	(0.17)
Net realized gains	(0.60)	(0.16)	(0.44)		(0.68)	(0.84)

Total dividends and/or distributions to shareholders	(0.78)	(0.27)	(0.55)		(0.85)	(1.01)

Net asset value, end of year	$13.55	$14.86	$13.31		$12.89	$13.76

Total return	(3.90)%	13.82%	7.64%		(0.06)%	10.50%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,283,242	$1,473,823	$1,041,215		$411,509	$330,408
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.91%	0.95%		0.98%	1.02	%(C)
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.94	%(B)	0.98%	1.02	%(C)
Net investment income (loss) to average net assets	1.39%	1.17%	1.20	%(B)	1.16%	1.21%
Portfolio turnover rate	46%	39%	35%		46%	86%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $23,282.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2018, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2018, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,580,735	$—	$—	$—	$1,580,735
Corporate Debt Securities	8,995,084	—	—	—	8,995,084
Foreign Government Obligations	817,837	—	—	—	817,837
Total Securities Lending Transactions	$11,393,656	$—	$—	$—	$11,393,656
Total Borrowings	$11,393,656	$—	$—	$—	$11,393,656

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$647,280	$—	$—	$647,280
Total	$—	$—	$647,280	$—	$—	$647,280

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$543,717	$—	$—	$543,717
Total	$—	$—	$543,717	$—	$—	$543,717

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$575,292	$—	$—	$575,292
Total	$—	$—	$575,292	$—	$—	$575,292

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 10,412,733	$ —

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.65%
Over $1 billion up to $5 billion	0.59
Over $5 billion	0.58

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.85%	May 1, 2019
Service Class	1.10	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolios for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolios’ operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 648,863,938	$ 93,124,398	$ 774,978,351	$ 103,557,747

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and interest write-off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, paydown gain/loss, distribution re-designations, prior period adjustments, reversal of prior year REIT adjustments and corporate action. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,660,872,611	$ 106,050,027	$ (85,032,042)	$ 21,017,985

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 32,874,538	$ 58,153,402	$ —	$ 15,562,902	$ 17,694,322	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 25,306,453	$ 109,153,900	$ —	$ —	$ (664)	$ 21,017,985

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Managed Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Managed Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio, (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $58,153,402 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

MARKET ENVIRONMENT

Following last year’s strong equity returns and atypically low levels of market volatility, 2018 was a far more challenging year. In contrast to the prior nine years, 2018 was marked by a lack of upside available across equity and fixed income asset classes. Several market themes were at play that led to this result: concerns around slowing global economic growth, escalating trade policy tensions between the U.S. and China, and spillover effects from idiosyncratic geopolitical events in countries such as Italy, Turkey and Argentina. In the U.S., the Federal Reserve (“Fed”) continued to hike interest rates at a quarterly pace and shrink its balance sheet, leading to tighter liquidity conditions.

The S&P 500® saw its worst annual return since 2008, while the Bloomberg Barclays US Aggregate Bond Index ended the year flat. After generating strong returns in 2017 and outperforming developed markets, emerging-market equities underperformed developed markets in 2018. Surprises to the downside in emerging-market economic data as well as ongoing trade policy tensions between the U.S. and China soured investors’ appetites for emerging-market assets. Concerns for emerging countries with significant external funding requirements, such as Turkey and Argentina, further weighed on emerging markets across fixed income assets.

In bonds, the 10-year U.S. Treasury yield rose, peaking in November but declining significantly through the end of December on the back of slower global growth expectations and the concern that the Fed may be tightening monetary policy too quickly. Additionally, developed-market interest rate curves continued to flatten, largely led by the U.S. In commodities, we saw a broad sell-off in oil and copper. Gold outperformed other commodities due to the sell-off in equities but was nonetheless down. Finally, the U.S. dollar ended the year up, supported by corporate earnings growth and several Fed rate hikes.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Multi-Manager Alternative Strategies VP, Initial Class returned -5.37%. By comparison, its primary and secondary benchmarks, the ICE BofAML 3-Month Treasury Bill + 3% Wrap Index and the HFRX Global Hedge Fund Index, returned 4.98% and -6.72%, respectively.

STRATEGY REVIEW

Over the 12-month period ended December 31, 2018, the Portfolio underperformed its primary benchmark, but outperformed the HFRX Global Hedge Fund Index, its secondary benchmark.

The fund-of-funds portfolio seeks to provide diversification for traditional portfolios and access to active security selection in a single-fund solution. By investing in both non-traditional asset classes (such as emerging-markets equity and high-yield fixed income) and “alternative” strategies (such as long/short equity and event driven), we aim to realize returns that are less dependent on traditional equities. We seek to combine thoughtful portfolio construction for the long term with dynamic views, which adjust based on the current economic cycle.

During the year, we invested in several funds and unique managers in addition to reflecting our top-down asset allocation views.

Over the reporting period, negative performance was driven by both the alternative and the traditional long-only strategies. Within the alternatives sleeve, all underlying strategies, with the exception of the Transamerica Global Multifactor Macro strategy, posted negative performance. Transamerica Managed Futures Strategy and Transamerica Unconstrained Bond Fund were the primary detractors within alternatives.

Within the traditional sleeve, our allocations to emerging markets through the Transamerica Emerging Markets Equity and Transamerica Emerging Markets Debt Funds were the primary detractors. Emerging markets broadly underperformed in 2018, as a slowdown in economic growth and continued U.S.-China trade related tensions soured investors’ appetites for emerging markets assets.

Raymond Chan, CFA

Christopher Lvoff, CFA

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Alternative Funds	32.3%
International Alternative Funds	31.5
International Fixed Income Fund	19.5
International Equity Funds	9.3
U.S. Fixed Income Funds	3.7
U.S. Mixed Allocation Fund	2.4
Net Other Assets (Liabilities)	1.3
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(5.37)%	0.00%	0.00%	10/31/2013
ICE BofAML 3-Month Treasury Bill +3% Wrap Index (A)	4.98%	3.69%	3.67%
HFRX Global Hedge Fund Index (B)	(6.72)%	(0.59)%	(0.35)%
Service Class	(4.63)%	(0.19)%	0.29%	10/31/2013

(A) The ICE BofAML 3-Month Treasury Bill + 3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The HFRX Global Hedge Fund Index is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The ICE BofAML 3-Month Treasury Bill + 3% Wrap Index is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund Index is a passively-managed index designed to measure the daily performance of the overall composition of the hedge fund universe. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the since inception of Class calculation is based on the previous 10 years or Since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Alternative strategies are not suitable for all investors. Many alternative strategies use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$960.90	$0.00	$1,025.20	$0.00	0.00	%(E)
Service Class	1,000.00	963.30	3.96	1,021.20	4.08	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(E)	Rounds to less than 0.01% or (0.01)%.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUND - 2.6%
International Fixed Income Fund - 2.6%
iShares JPMorgan EM Local Currency Bond ETF	1,964	$ 84,609

Total Exchange-Traded Fund (Cost $88,867)		84,609

INVESTMENT COMPANIES - 96.1%
International Alternative Funds - 31.5%
Transamerica Global Multifactor Macro (A) (B)	47,812	432,224
Transamerica Unconstrained Bond (A)	61,853	586,367

		1,018,591

International Equity Funds - 9.3%
Transamerica Emerging Markets Equity (A)	21,063	192,304
Transamerica Global Real Estate Securities (A)	8,818	109,783

		302,087

International Fixed Income Funds - 16.9%
Transamerica Emerging Markets Debt (A)	22,036	217,715
Transamerica Inflation Opportunities (A)	34,038	328,127

		545,842

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Alternative Funds - 32.3%
Transamerica Event Driven (A)	37,151	$ 359,994
Transamerica Long/Short Strategy (A)	59,655	350,177
Transamerica Managed Futures Strategy (A) (B)	46,916	335,918

		1,046,089

U.S. Fixed Income Funds - 3.7%
Transamerica Core Bond (A)	3,578	34,531
Transamerica High Yield Bond (A)	9,676	83,121

		117,652

U.S. Mixed Allocation Fund - 2.4%
Transamerica MLP & Energy Income (A)	12,820	78,204

Total Investment Companies (Cost $3,321,927)		3,108,465

Total Investments (Cost $3,410,794)		3,193,074
Net Other Assets (Liabilities) - 1.3%		43,248

Net Assets - 100.0%		$ 3,236,322

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Fund	$84,609	$—	$—	$84,609
Investment Companies	3,108,465	—	—	3,108,465

Total Investments	$3,193,074	$—	$—	$3,193,074

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (D)	Net Change in Unrealized Appreciation (Depreciation) (D)	Value December 31, 2018	Shares as of December 31, 2018	Dividend Income (D)	Net Capital Gain Distributions
Transamerica Arbitrage Strategy Liquidating Trust	$983	$—	$(1,170)	$158	$29	$—	—	$—	$—
Transamerica Core Bond	42,705	12,885	(20,000)	(411)	(648)	34,531	3,578	885	—
Transamerica Developing Markets Equity	35,083	27,000	(62,523)	5,434	(4,994)	—	—	—	—
Transamerica Emerging Markets Debt	141,531	124,385	(29,000)	(1,325)	(17,876)	217,715	22,036	6,385	—
Transamerica Emerging Markets Equity	38,059	213,209	(19,500)	77	(39,541)	192,304	21,063	2,209	—
Transamerica Event Driven	233,043	215,098	(64,000)	3,161	(27,308)	359,994	37,151	4,250	2,848
Transamerica Global Multifactor Macro	273,545	224,000	(81,000)	(9,068)	24,747	432,224	47,812	—	—
Transamerica Global Real Estate Securities	71,980	87,170	(35,500)	(2,276)	(11,591)	109,783	8,818	3,170	—
Transamerica High Yield Bond	123,691	69,755	(102,000)	(2,832)	(5,493)	83,121	9,676	6,864	—
Transamerica Inflation Opportunities	213,204	186,168	(57,000)	(722)	(13,523)	328,127	34,038	8,168	—
Transamerica Long/Short Strategy	219,015	212,501	(61,000)	(16,475)	(3,864)	350,177	59,655	—	13,501
Transamerica Managed Futures Strategy	218,298	189,500	(42,000)	(22,417)	(7,463)	335,918	46,916	—	—
Transamerica MLP & Energy Income	63,691	70,017	(39,500)	(1,565)	(14,439)	78,204	12,820	4,517	—
Transamerica Unconstrained Bond	370,668	354,804	(98,000)	1,676	(42,781)	586,367	61,853	21,970	—

Total	$2,045,496	$1,986,492	$(712,193)	$(46,585)	$(164,745)	$3,108,465	365,416	$58,418	$16,349

(B)	Non-income producing securities.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Does not reflect certain tax adjustments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Affiliated investments, at value (cost $3,321,927)	$3,108,465
Unaffiliated investments, at value (cost $88,867)	84,609
Cash	54,388
Receivables and other assets:
Shares of beneficial interest sold	4,269
Dividends and/or distributions	2,761
Due from investment manager	240

Total assets	3,254,732

Liabilities:
Payables and other liabilities:
Investments purchased	2,760
Shares of beneficial interest redeemed	27
Distribution and service fees	694
Transfer agent costs	14
Trustees, CCO and deferred compensation fees	10
Audit and tax fees	12,928
Custody fees	1,396
Legal fees	15
Printing and shareholder reports fees	545
Other accrued expenses	21

Total liabilities	18,410

Net assets	$3,236,322

Net assets consist of:
Capital stock ($0.01 par value)	$3,415
Additional paid-in capital	3,485,356
Total distributable earnings (accumulated losses)	(252,449)

Net assets	$3,236,322

Net assets by class:
Initial Class	$10
Service Class	3,236,312

Shares outstanding:
Initial Class	1
Service Class	341,478

Net asset value and offering price per share:
Initial Class	$9.26	(A)
Service Class	9.48

(A)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from affiliated investments	$51,820
Dividend income from unaffiliated investments	2,925
Interest income from unaffiliated investments	141

Total investment income	54,886

Expenses:
Investment management fees	5,651
Distribution and service fees:
Service Class	7,339
Transfer agent costs	45
Trustees, CCO and deferred compensation fees	99
Audit and tax fees	16,362
Custody fees	3,260
Legal fees	149
Printing and shareholder reports fees	3,377
Other	149

Total expenses before waiver and/or reimbursement and recapture	36,431

Expenses waived and/or reimbursed:
Service Class	(13,064)
Recapture of previously waived and/or reimbursed fees:
Service Class	120

Net expenses	23,487

Net investment income (loss)	31,399

Net realized gain (loss) on:
Affiliated investments	(45,782)
Capital gain distributions received from affiliated investment companies	16,349

Net realized gain (loss)	(29,433)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(159,223)
Unaffiliated investments	(4,258)

Net change in unrealized appreciation (depreciation)	(163,481)

Net realized and change in unrealized gain (loss)	(192,914)

Net increase (decrease) in net assets resulting from operations	$(161,515)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018		December 31, 2017
From operations:
Net investment income (loss)	$31,399		$26,284
Net realized gain (loss)	(29,433)		5,682
Net change in unrealized appreciation (depreciation)	(163,481)		61,535

Net increase (decrease) in net assets resulting from operations	(161,515)		93,501

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(0	)(B)	—
Service Class	(26,272)		—
Net investment income:
Initial Class	—		(0	)(B)
Service Class	—		(26,288)

Total dividends and/or distributions from net investment income	—		(26,288)

Total dividends and/or distributions to shareholders	(26,272)		(26,288)

Capital share transactions:
Proceeds from shares sold:
Service Class	2,031,681		408,513

	2,031,681		408,513

Dividends and/or distributions reinvested:
Initial Class	(0	)(B)	0	(B)
Service Class	26,272		26,288

	26,272		26,288

Cost of shares redeemed:
Service Class	(743,929)		(332,704)

	(743,929)		(332,704)

Net increase (decrease) in net assets resulting from capital share transactions	1,314,024		102,097

Net increase (decrease) in net assets	1,126,237		169,310

Net assets:
Beginning of year	2,110,085		1,940,775

End of year	$3,236,322		$2,110,085

Undistributed (distributions in excess of) net investment income (loss) (A)	—		$21,265

Capital share transactions - shares:
Shares issued:
Service Class	203,861		41,342

	203,861		41,342

Shares reinvested:
Initial Class	—		0	(C)
Service Class	2,659		2,688

	2,659		2,688

Shares redeemed:
Service Class	(75,625)		(33,670)

	(75,625)		(33,670)

Net increase (decrease) in shares outstanding:
Initial Class	—		0	(C)
Service Class	130,895		10,360

	130,895		10,360

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.
(B)	Rounds to less than $1.
(C)	Rounds to less than 1 or (1) share.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

Initial Class
December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$9.88	$9.49	$9.48	$10.16	$10.00

Investment operations:
Net investment income (loss) (A)	0.07	0.10	0.16	0.30	0.07
Net realized and unrealized gain (loss)	(0.60)	0.44	0.13	(0.86)	0.20

Total investment operations	(0.53)	0.54	0.29	(0.56)	0.27

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.15)	(0.28)	(0.04)	(0.05)
Net realized gains	—	—	—	(0.08)	(0.06)

Total dividends and/or distributions to shareholders	(0.09)	(0.15)	(0.28)	(0.12)	(0.11)

Net asset value, end of period/year	$9.26	$9.88	$9.49	$9.48	$10.16

Total return	(5.37)%	5.75%	3.06%	(5.60)%	2.68%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$0	(B)	$0	(B)	$0	(B)	$0	(B)	$0	(B)
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.00	%(D)	0.10%	0.00	%(D)	0.00	%(D)	8.62%
Including waiver and/or reimbursement and recapture	0.00	%(D)	0.10%	0.00	%(D)	0.00	%(D)	0.55%
Net investment income (loss) to average net assets	0.67%	1.07%	1.72%	2.96%	0.69%
Portfolio turnover rate	25%	78%	75%	88%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $1,000.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.
(D)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$10.02	$9.69	$9.75		$10.44	$10.25

Investment operations:
Net investment income (loss) (A)	0.11	0.13	0.11	(B)	0.30	0.17
Net realized and unrealized gain (loss)	(0.57)	0.33	0.09		(0.88)	0.13

Total investment operations	(0.46)	0.46	0.20		(0.58)	0.30

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.13)	(0.26)		(0.03)	(0.05)
Net realized gains	—	—	—		(0.08)	(0.06)

Total dividends and/or distributions to shareholders	(0.08)	(0.13)	(0.26)		(0.11)	(0.11)

Net asset value, end of period/year	$9.48	$10.02	$9.69		$9.75	$10.44

Total return	(4.63)%	4.76%	2.01%		(5.61)%	2.95%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,236	$2,110	$1,941		$2,022	$1,191
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.24%	1.66%	1.37%		1.44%	8.88%
Including waiver and/or reimbursement and recapture	0.80%	0.80%	0.76	%(B)	0.80%	0.80%
Net investment income (loss) to average net assets	1.07%	1.28%	1.07	%(B)	2.94%	1.63%
Portfolio turnover rate	25%	78%	75%		88%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.04% higher and 0.04% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.1925%
Over $500 million up to $1 billion	0.1725
Over $1 billion up to $2 billion	0.1525
Over $2 billion	0.1425

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2019
Service Class	0.80	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available			Total
2016	2017	2018
$ 12,081	$ 17,781	$ 13,064	$ 42,926

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,002,889	$ 712,194

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 3,461,211	$ —	$ (268,137)	$ (268,137)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 10,704	$ —

During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $4,688.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 26,272	$ —	$ —	$26,288	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 26,392	$ —	$ (10,704)	$ —	$ —	$ (268,137)

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Manager Alternative Strategies VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

MARKET ENVIRONMENT

After a year of calm markets and strong risk asset returns, the start to 2018 was highlighted by the return of volatility as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Risk asset returns started higher as global stocks surged in January of 2018, but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply and more U.S. Federal Reserve (“Fed”) hikes all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index (the “VIX”) had its single largest one-day rise in its history, which dates back to 1990.

Solid growth momentum in the U.S. moving into the second quarter contrasted with some softening in growth in other developed regions. Coincidentally, the Fed kept on track with policy normalization even as other central banks like the European Central Bank (“ECB”) softened rhetoric. Geopolitical developments weighed on risk sentiment for much of this quarter and resulted in overall mixed market performance. Within bonds, the U.S. 10-Year Treasury yield rose amid acceleration in growth, and the yield curve continued to flatten.

During the third quarter of 2018, developed market yields shifted higher while risk assets were resilient. Despite lingering tensions between the U.S. and China and challenges in emerging market assets, a strong fundamental backdrop persisted and contributed to outperformance of U.S. risk assets relative to those abroad. Meanwhile, central banks remained on course for diminished monetary support as the Fed and Bank of England both hiked interest rates, the ECB confirmed plans to cease asset purchases by the end of the year, and the Bank of Japan adjusted its yield curve control policy.

Markets rode a wave of volatility going into the end of the year as Fed policy, trade, geopolitical frictions and concerns about peak economic and earnings growth contributed to waning investor sentiment and weighed on risk assets, particularly equities. Stock markets sank in the fourth quarter, turning full-year returns negative, while bond markets, remaining a safe haven through the stormy end-of-year period, delivered on their traditional role as an equity diversifier. Overall, 2018 underscored the return of turbulence and uncertainty following years of historically calm markets.

PERFORMANCE

For the year ended December 31, 2018, Transamerica PIMCO Tactical – Balanced VP, Initial Class returned -6.75%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Balanced VP Blended Benchmark, returned -4.38% and -3.80%, respectively.

STRATEGY REVIEW

During 2018’s bouts of market volatility, the Portfolio tactically adjusted its equity exposure. The Portfolio’s dynamic equity allocation, obtained via equity futures contracts, detracted from performance as market volatility sharply picked up both early and late in the year, turning calendar year returns for the S&P 500® negative. Dynamic equity exposure during these V-shaped bouts of volatility, in which markets sold off sharply and recovered during short periods, detracted from performance, while an overweight equity position during the summer market rally was additive. Investment in S&P 500® put options, used to hedge against equity market shocks, helped to offset some relative equity losses as the S&P 500® ended the year lower.

The fixed income component of the Portfolio contributed to performance. U.S. duration and curve positioning, which was partially facilitated through cash bonds, interest rate swaps, options and futures, contributed to performance as both benefited from a general rise in interest rates. Outside the U.S., a short position in U.K. duration, which was partially facilitated through the use of interest rate swaps, added as rates rose, while short positions in Japanese duration, in part achieved through the use of interest rate swaps, detracted as rates fell over the year. Within spread strategies, an underweight bias to investment grade credit, in part facilitated through the use of credit default swaps, modestly added while exposure to agency mortgage-backed securities detracted as spreads ended the year broadly wider. Tactical positions in Treasury Inflation-Protected Securities detracted as inflation expectations fell over the year.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Josh Davis, Ph.D.

Michael Cudzil

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	5.54
Duration †	3.81

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	58.1%
U.S. Government Obligations	34.3
Corporate Debt Securities	32.8
U.S. Government Agency Obligations	12.5
Asset-Backed Securities	3.3
Foreign Government Obligations	3.3
Mortgage-Backed Securities	2.9
Short-Term U.S. Government Obligations	1.1
Other Investment Company	1.0
Exchange-Traded Options Purchased	1.0
Municipal Government Obligations	0.5
Over-the-Counter Interest Rate Swaptions Purchased	0.4
Loan Assignment	0.3
Certificates of Deposit	0.2
Short-Term Foreign Government Obligations	0.1
Commercial Paper	0.1
Net Other Assets (Liabilities) ^	(51.9)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(6.75)%	3.18%	3.68%	05/01/2009
S&P 500® (A)	(4.38)%	8.49%	13.89%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	(3.80)%	5.04%	8.64%
Service Class	(6.94)%	2.92%	3.42%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% Bloomberg Barclays US Government/Credit Index, 35% S&P 500®, 10% MSCI EAFE Index, 10% Bloomberg Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$942.90	$4.55	$1,020.50	$4.74	0.93%
Service Class	1,000.00	941.20	5.77	1,019.30	6.01	1.18

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 3.3%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1, 1-Month LIBOR + 0.78%, 3.29% (A), 05/25/2034	$ 414,899	$ 414,415
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 3.59% (A), 04/25/2026 (B)	485,618	484,189
California Republic Auto Receivables Trust Series 2018-1, Class A1, 2.45%, 07/15/2019	55,797	55,797
Crown Point CLO, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 3.39% (A), 07/17/2028 (B)	900,000	884,663
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 3.59% (A), 01/16/2026 (B)	1,290,104	1,284,868
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 3.34% (A), 10/15/2027 (B)	1,400,000	1,384,747
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 3.39% (A), 03/25/2035	287,426	288,622
Figueroa CLO, Ltd. Series 2013-2A, Class A1RR, 3-Month LIBOR + 0.85%, 3.64% (A), 06/20/2027 (B)	500,000	494,430
Flagship CLO, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 3.29% (A), 01/16/2026 (B)	400,000	396,260
Flagship VII, Ltd. Series 2013-7A, Class A1R, 3-Month LIBOR + 1.12%, 3.59% (A), 01/20/2026 (B)	723,453	722,145
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	2,200,000	2,146,065
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 3.49% (A), 01/21/2028 (B)	500,000	497,256
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 3.57% (A), 10/22/2025 (B)	1,300,000	1,294,211
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 3.34% (A), 04/15/2028 (B)	1,600,000	1,572,680
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 3.24% (A), 10/15/2026 (B)	800,000	792,155

	Principal	Value

ASSET-BACKED SECURITIES (continued)
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 3.21% (A), 12/26/2031 (B)	$ 39,537	$ 39,517
Oaktree CLO, Ltd. Series 2014-2A, Class A1AR, 3-Month LIBOR + 1.22%, 3.69% (A), 10/20/2026 (B)	700,000	697,588
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 3.15% (A), 11/15/2026 (B)	700,000	693,442
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 3.46% (A), 11/25/2065 (B)	511,688	514,250
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 3.91% (A), 02/17/2032 (B)	1,507,240	1,538,872
Zais CLO 1, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 3.59% (A), 04/15/2028 (B)	700,000	693,347
Zephyrus Capital Aviation Partners, Ltd. 4.61%, 10/15/2038 (B) (C)	1,435,000	1,424,850

Total Asset-Backed Securities (Cost $18,296,547)		18,314,369

CERTIFICATES OF DEPOSIT - 0.2%
Banks - 0.2%
Barclays Bank PLC 3-Month LIBOR + 0.40%, 2.89% (A), 10/25/2019	500,000	500,000
Lloyds Bank Corporate Markets PLC 3-Month LIBOR + 0.50%, 2.91% (A), 10/26/2020	800,000	800,000

Total Certificates of Deposit (Cost $1,300,000)		1,300,000

CORPORATE DEBT SECURITIES - 32.8%
Aerospace & Defense - 0.0% (D)
United Technologies Corp. 3.95%, 08/16/2025	100,000	99,226

Airlines - 0.8%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	553,304	522,564
3.25%, 04/15/2030	184,314	175,461
British Airways Pass-Through Trust 3.80%, 03/20/2033 (B) (E)	399,627	391,802
Continental Airlines Pass-Through Trust 5.50%, 04/29/2022	27,259	27,534
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	1,719,747	1,675,034
United Airlines Pass-Through Trust
2.88%, 04/07/2030	852,424	782,781
3.10%, 04/07/2030	852,424	787,103

		4,362,279

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks - 8.5%
AIB Group PLC 4.75%, 10/12/2023 (B)	$ 700,000	$ 693,073
Bank of America Corp.
2.63%, 10/19/2020, MTN	950,000	940,043
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	5,413,000	5,056,551
Bank of China, Ltd. 1.88%, 03/01/2019, MTN (F)	600,000	598,742
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	700,000	684,590
Bank of Montreal 1.75%, 06/15/2021 (B) (G)	1,600,000	1,556,876
Barclays PLC
3.65%, 03/16/2025	1,200,000	1,106,087
4.34%, 01/10/2028	600,000	555,203
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	700,000	694,093
BNP Paribas SA 3.38%, 01/09/2025 (B)	1,400,000	1,317,508
BPCE SA 3-Month LIBOR + 1.24%, 4.02% (A), 09/12/2023 (B)	1,200,000	1,180,742
Citigroup, Inc.
3-Month LIBOR + 0.95%, 3.44% (A), 07/24/2023	100,000	97,642
4.40%, 06/10/2025	1,200,000	1,174,373
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	2,500,000	2,434,875
HSBC Holdings PLC Fixed until 09/28/2026 (H), 5.88% (A)	GBP 200,000	244,150
HSBC USA, Inc.
2.38%, 11/13/2019	$ 550,000	546,499
2.75%, 08/07/2020	1,770,000	1,750,741
3-Month LIBOR + 0.61%, 3.23% (A), 11/13/2019	460,000	460,425
ING Groep NV 3-Month LIBOR + 1.00%, 3.80% (A), 10/02/2023	1,500,000	1,484,937
JPMorgan Chase & Co.
3.25%, 09/23/2022	200,000	198,412
3.90%, 07/15/2025	215,000	213,049
3-Month LIBOR + 3.47%, 5.99% (A), 01/30/2019 (H)	400,000	394,500
Lloyds Banking Group PLC
4.38%, 03/22/2028	400,000	379,475
4.55%, 08/16/2028	1,400,000	1,345,137
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	750,000	747,355
Mitsubishi UFJ Financial Group, Inc. 3-Month LIBOR + 1.88%, 4.62% (A), 03/01/2021	987,000	1,010,999
Mitsubishi UFJ Trust & Banking Corp. 2.65%, 10/19/2020 (B)	200,000	197,809
Mizuho Financial Group, Inc. 3-Month LIBOR + 1.00%, 3.77% (A), 09/11/2024 (G)	600,000	599,127
MUFG Bank, Ltd. 2.30%, 03/05/2020 (B)	350,000	346,682

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
National Australia Bank, Ltd. 1.38%, 07/12/2019	$ 1,600,000	$ 1,586,800
Royal Bank of Scotland Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	600,000	572,728
Fixed until 08/15/2021 (H), 8.63% (A)	1,000,000	1,035,000
Santander UK Group Holdings PLC
2.88%, 10/16/2020	1,660,000	1,631,040
3.13%, 01/08/2021	200,000	196,344
Santander UK PLC 2.38%, 03/16/2020	3,400,000	3,362,869
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (F)	400,000	401,064
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (F) (H)	EUR 700,000	870,277
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 1,790,000	1,771,857
Sumitomo Mitsui Financial Group, Inc.
2.63%, 07/14/2026	400,000	365,802
3-Month LIBOR + 0.80%, 3.24% (A), 10/16/2023	200,000	198,361
Swedbank AB 2.20%, 03/04/2020 (B)	1,190,000	1,176,331
UniCredit SpA 7.83%, 12/04/2023 (B) (E)	700,000	731,626
Wells Fargo & Co.
2.50%, 03/04/2021	400,000	393,429
2.55%, 12/07/2020, MTN	160,000	157,745
3.00%, 02/19/2025, MTN	500,000	471,214
Fixed until 05/22/2027, 3.58% (A), 05/22/2028, MTN	500,000	480,038
Wells Fargo Bank NA 3.55%, 08/14/2023	1,400,000	1,394,081
Westpac Banking Corp. 2.25%, 11/09/2020 (B) (G)	2,400,000	2,376,602

		47,182,903

Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. 4.38%, 04/15/2038	600,000	535,318

Biotechnology - 0.2%
AbbVie, Inc. 4.25%, 11/14/2028	1,200,000	1,164,957

Building Products - 0.2%
Fortune Brands Home & Security, Inc. 4.00%, 09/21/2023 - 06/15/2025	740,000	733,122
Masco Corp. 4.45%, 04/01/2025	40,000	40,074
Owens Corning
3.40%, 08/15/2026	400,000	365,277
4.20%, 12/01/2024	50,000	49,602

		1,188,075

Capital Markets - 3.2%
Brighthouse Holdings LLC 6.50% (I), 07/27/2037 (B) (E) (H)	300,000	273,000
Charles Schwab Corp. Fixed until 12/01/2027 (H), 5.00% (A)	800,000	670,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse Group AG Fixed until 01/12/2028, 3.87% (A), 01/12/2029 (B)	$ 600,000	$ 558,186
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	2,900,000	2,765,315
Deutsche Bank AG
3-Month LIBOR + 1.29%, 3.77% (A), 02/04/2021	900,000	875,296
4.25%, 10/14/2021	600,000	586,652
Goldman Sachs Group, Inc.
3.75%, 05/22/2025	140,000	133,948
3.85%, 07/08/2024, MTN	4,700,000	4,594,564
Lazard Group LLC 3.75%, 02/13/2025	81,000	78,566
Moody’s Corp.
2.75%, 07/15/2019	200,000	200,034
5.25%, 07/15/2044	100,000	107,801
Morgan Stanley
Fixed until 04/24/2023, 3.74% (A), 04/24/2024	600,000	594,891
4.00%, 07/23/2025, MTN	140,000	138,117
5.50%, 07/24/2020, MTN	4,100,000	4,226,592
S&P Global, Inc. 4.40%, 02/15/2026	80,000	82,539
UBS AG 4.50%, 06/26/2048 (B)	900,000	929,742
UBS Group Funding Switzerland AG 4.13%, 09/24/2025 (B)	800,000	797,042

		17,612,285

Chemicals - 0.2%
International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	600,000	600,461
SASOL Financing USA LLC 5.88%, 03/27/2024	800,000	798,312

		1,398,773

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC
4.50%, 02/15/2045 (B)	40,000	37,631
7.00%, 10/15/2037 (B)	300,000	372,982

		410,613

Consumer Finance - 1.6%
American Express Credit Corp. 3-Month LIBOR + 0.49%, 3.11% (A), 08/15/2019, MTN	700,000	699,801
Daimler Finance North America LLC 1.50%, 07/05/2019 (B)	800,000	792,121
Ford Motor Credit Co. LLC
3-Month LIBOR + 0.93%, 3.75% (A), 09/24/2020, MTN	900,000	883,882
5.75%, 02/01/2021	500,000	509,949
General Motors Financial Co., Inc.
3.20%, 07/13/2020	317,000	313,065
3.50%, 07/10/2019	200,000	199,970
3.70%, 11/24/2020	1,590,000	1,583,571
Hyundai Capital America 2.50%, 03/18/2019 (B)	800,000	798,669

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Synchrony Financial 2.70%, 02/03/2020	$ 41,000	$ 40,303
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	800,000	795,482
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	2,100,000	2,089,760

		8,706,573

Diversified Consumer Services - 0.6%
Nationwide Building Society 3.90%, 07/21/2025 (B)	3,200,000	3,111,126

Diversified Financial Services - 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.45%, 10/01/2025	1,300,000	1,234,146
4.63%, 07/01/2022	150,000	150,521
Helios Leasing I LLC 1.56%, 09/28/2024	100,767	97,027
ORIX Corp. 3.25%, 12/04/2024	900,000	872,066
Protective Life Global Funding 2.70%, 11/25/2020 (B)	1,590,000	1,571,175
Tagua Leasing LLC 1.58%, 11/16/2024	105,085	101,455
Voya Financial, Inc. Fixed until 01/23/2028, 4.70% (A), 01/23/2048	300,000	236,250

		4,262,640

Diversified Telecommunication Services - 1.4%
AT&T, Inc.
3.40%, 05/15/2025	150,000	141,248
3-Month LIBOR + 0.93%, 3.73% (A), 06/30/2020	170,000	169,846
3-Month LIBOR + 1.18%, 3.96% (A), 06/12/2024	2,400,000	2,327,981
4.30%, 02/15/2030	1,161,000	1,097,128
5.25%, 03/01/2037	900,000	884,005
Verizon Communications, Inc.
3.38%, 02/15/2025	996,000	966,527
4.33%, 09/21/2028	1,641,000	1,647,744
4.52%, 09/15/2048	500,000	468,627
4.67%, 03/15/2055	200,000	183,660

		7,886,766

Electric Utilities - 1.6%
AEP Texas, Inc. 3.95%, 06/01/2028 (B)	800,000	801,193
Appalachian Power Co. 3.40%, 06/01/2025	1,430,000	1,400,244
Duke Energy Corp.
3.75%, 04/15/2024	200,000	200,317
3.95%, 10/15/2023	500,000	504,512
Duke Energy Florida LLC 3.80%, 07/15/2028	800,000	807,995
Electricite de France SA 3.63%, 10/13/2025 (B)	1,500,000	1,445,838
Entergy Louisiana LLC 3.30%, 12/01/2022	150,000	149,045
Entergy Mississippi LLC 2.85%, 06/01/2028	1,300,000	1,215,316

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	$ 600,000	$ 584,099
Pacific Gas & Electric Co.
3.50%, 06/15/2025	40,000	34,282
4.25%, 08/01/2023 (B)	400,000	370,629
Southwestern Electric Power Co. 6.20%, 03/15/2040	1,000,000	1,183,466

		8,696,936

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.25%, 09/08/2024	500,000	465,555
Flex, Ltd. 4.75%, 06/15/2025	50,000	48,981

		514,536

Energy Equipment & Services - 0.4%
Energy Transfer Partners, LP / Regency Energy Finance Corp. 4.50%, 11/01/2023	1,900,000	1,900,617
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (E) (F)	310,000	297,755

		2,198,372

Equity Real Estate Investment Trusts - 2.4%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	300,000	291,097
4.30%, 01/15/2026	800,000	799,883
4.50%, 07/30/2029	700,000	699,266
American Tower Corp.
3.38%, 10/15/2026	1,400,000	1,302,443
3.50%, 01/31/2023	100,000	98,277
4.00%, 06/01/2025	1,250,000	1,226,312
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 3.59% (A), 02/01/2022	800,000	796,990
Crown Castle International Corp.
4.45%, 02/15/2026	390,000	388,285
5.25%, 01/15/2023	1,600,000	1,661,478
Digital Realty Trust, LP 3.95%, 07/01/2022	1,830,000	1,840,871
Federal Realty Investment Trust 3.63%, 08/01/2046	250,000	212,325
National Retail Properties, Inc. 4.80%, 10/15/2048	700,000	678,973
Prologis, LP 3.75%, 11/01/2025	40,000	40,201
Unibail-Rodamco SE 3-Month LIBOR + 0.77%, 3.21% (A), 04/16/2019, MTN (F)	600,000	600,672
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	800,000	801,491
Welltower, Inc.
3.95%, 09/01/2023	300,000	300,748
4.95%, 09/01/2048	600,000	594,039
WP Carey, Inc. 4.60%, 04/01/2024	800,000	811,910

		13,145,261

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.0% (D)
CVS Pass-Through Trust 4.16%, 08/11/2036 (B)	$ 86,801	$ 82,119

Food Products - 0.1%
Kraft Heinz Foods Co.
3.50%, 07/15/2022	50,000	49,275
4.38%, 06/01/2046	500,000	411,913

		461,188

Gas Utilities - 0.2%
Southern California Gas Co. 4.13%, 06/01/2048	900,000	893,866

Health Care Equipment & Supplies - 0.6%
Boston Scientific Corp. 3.38%, 05/15/2022	1,430,000	1,420,815
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	1,640,000	1,624,349
3.15%, 04/01/2022	80,000	78,217
3.55%, 04/01/2025	80,000	76,036

		3,199,417

Health Care Providers & Services - 0.7%
Aetna, Inc. 3.50%, 11/15/2024	50,000	48,343
AHS Hospital Corp. 5.02%, 07/01/2045	600,000	666,441
CHRISTUS Health 4.34%, 07/01/2028	600,000	612,280
CVS Health Corp.
4.10%, 03/25/2025	150,000	148,503
4.30%, 03/25/2028	600,000	586,565
4.78%, 03/25/2038	100,000	95,826
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	300,000	312,904
HCA, Inc. 5.63%, 09/01/2028	300,000	289,500
Humana, Inc. 4.80%, 03/15/2047	400,000	400,315
Northwell Healthcare, Inc. 3.98%, 11/01/2046	700,000	637,674

		3,798,351

Hotels, Restaurants & Leisure - 0.2%
McDonald’s Corp. 3.80%, 04/01/2028, MTN	1,400,000	1,374,490

Industrial Conglomerates - 0.1%
General Electric Co. 5.55%, 01/05/2026, MTN	400,000	391,244

Insurance - 2.2%
Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	600,000	594,922
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	90,000	88,040
First American Financial Corp.
4.30%, 02/01/2023	100,000	100,392
4.60%, 11/15/2024	50,000	50,792
Great-West Lifeco Finance, LP 4.05%, 05/17/2028 (B)	300,000	305,152
Jackson National Life Global Funding
2.30%, 04/16/2019 (B)	300,000	299,240
2.60%, 12/09/2020 (B)	1,580,000	1,559,752

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	$ 50,000	$ 49,410
Meiji Yasuda Life Insurance Co. Fixed until 04/26/2028, 5.10% (A), 04/26/2048 (B)	900,000	888,750
MetLife, Inc. 4.05%, 03/01/2045	40,000	37,285
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	250,000	246,426
2.50%, 12/03/2020 (B)	1,820,000	1,798,242
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,500,000	1,317,825
Pricoa Global Funding I
2.20%, 05/16/2019 (B)	200,000	199,416
2.55%, 11/24/2020 (B)	1,590,000	1,567,834
Principal Life Global Funding II
2.20%, 04/08/2020 (B)	1,300,000	1,285,139
3.00%, 04/18/2026 (B) (G)	500,000	479,907
Reliance Standard Life Global Funding II 2.50%, 04/24/2019 (B)	100,000	99,754
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	1,200,000	1,148,550
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	91,822
XLIT, Ltd. 4.45%, 03/31/2025	40,000	39,751

		12,248,401

IT Services - 0.2%
Fidelity National Information Services, Inc.
3.88%, 06/05/2024	28,000	27,969
4.50%, 10/15/2022	819,000	843,537

		871,506

Life Sciences Tools & Services - 0.0% (D)
Thermo Fisher Scientific, Inc. 3.30%, 02/15/2022	110,000	109,531

Machinery - 0.1%
Wabtec Corp. 4.15%, 03/15/2024	900,000	869,712

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	450,000	433,073

Media - 1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	800,000	753,601
4.46%, 07/23/2022	2,000,000	2,019,211
5.38%, 05/01/2047	700,000	634,318
Comcast Corp.
4.40%, 08/15/2035	50,000	48,370
4.75%, 03/01/2044	2,400,000	2,403,844
Cox Communications, Inc. 3.25%, 12/15/2022 (B)	100,000	97,691
Discovery Communications LLC 5.00%, 09/20/2037	500,000	463,787

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
SES SA 3.60%, 04/04/2023 (B)	$ 200,000	$ 196,091
Sky, Ltd.
3.13%, 11/26/2022 (B)	80,000	78,932
3.75%, 09/16/2024 (B)	200,000	199,267

		6,895,112

Metals & Mining - 0.1%
Indonesia Asahan Aluminium Persero PT 5.23%, 11/15/2021 (B)	700,000	709,144

Multi-Utilities - 0.3%
CenterPoint Energy, Inc. Fixed until 09/01/2023 (H), 6.13% (A)	1,000,000	973,750
E.ON International Finance BV 6.65%, 04/30/2038 (B)	666,000	779,628

		1,753,378

Oil, Gas & Consumable Fuels - 1.6%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	500,000	486,517
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (F)	400,000	416,000
Energy Transfer Operating, LP
4.05%, 03/15/2025	400,000	375,421
4.75%, 01/15/2026	100,000	97,166
7.50%, 07/01/2038	150,000	167,437
Eni SpA 4.75%, 09/12/2028 (B)	400,000	391,016
Enterprise Products Operating LLC 4.80%, 02/01/2049	1,000,000	971,452
Pioneer Natural Resources Co. 7.50%, 01/15/2020	650,000	675,440
Plains All American Pipeline, LP / PAA Finance Corp. 3.60%, 11/01/2024	100,000	95,166
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,700,000	1,773,707
Shell International Finance BV 4.00%, 05/10/2046	800,000	772,530
Sinopec Group Overseas Development 2018, Ltd. 4.13%, 09/12/2025 (B) (G)	900,000	901,034
TransCanada PipeLines, Ltd.
5.10%, 03/15/2049	400,000	398,689
7.63%, 01/15/2039	400,000	498,236
TransCanada Trust Fixed until 03/15/2027, 5.30% (A), 03/15/2077	300,000	258,938
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	40,000	37,993
3.70%, 03/15/2028 (B)	700,000	647,458

		8,964,200

Pharmaceuticals - 0.7%
Baxalta, Inc. 3.60%, 06/23/2022	15,000	14,886
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,600,000	1,453,025
Mylan, Inc. 4.55%, 04/15/2028 (B)	400,000	372,811

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	$ 300,000	$ 283,595
3.20%, 09/23/2026	500,000	452,461
Takeda Pharmaceutical Co., Ltd. 3.80%, 11/26/2020 (B)	800,000	804,826
Zoetis, Inc. 3.90%, 08/20/2028	800,000	783,770

		4,165,374

Professional Services - 0.1%
IHS Markit, Ltd. 4.75%, 08/01/2028	800,000	783,352

Road & Rail - 0.4%
Burlington Northern Santa Fe LLC
4.13%, 06/15/2047	1,300,000	1,258,110
5.15%, 09/01/2043	200,000	223,939
JB Hunt Transport Services, Inc. 2.40%, 03/15/2019	100,000	99,829
Kansas City Southern 4.95%, 08/15/2045	500,000	509,351
Union Pacific Corp. 4.10%, 09/15/2067	300,000	254,952

		2,346,181

Software - 0.4%
Microsoft Corp. 4.10%, 02/06/2037	800,000	820,929
Oracle Corp. 2.95%, 05/15/2025	1,250,000	1,196,182

		2,017,111

Specialty Retail - 0.1%
QVC, Inc.
4.45%, 02/15/2025	300,000	276,469
4.85%, 04/01/2024	100,000	96,634

		373,103

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.
3-Month LIBOR + 0.30%, 2.89% (A), 05/06/2019	400,000	400,256
2.90%, 09/12/2027	400,000	375,963
3.35%, 02/09/2027	400,000	389,756
3.75%, 09/12/2047	300,000	275,551
4.65%, 02/23/2046	400,000	423,415
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	1,100,000	1,195,534

		3,060,475

Tobacco - 0.3%
BAT Capital Corp. 4.39%, 08/15/2037	1,300,000	1,064,009
BAT International Finance PLC 3.50%, 06/15/2022 (B)	50,000	48,919
Imperial Brands Finance PLC 3.75%, 07/21/2022 (B)	200,000	198,390
Reynolds American, Inc.
4.00%, 06/12/2022	50,000	49,461
4.85%, 09/15/2023	100,000	101,197

		1,461,976

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.1%
GATX Corp. 3.25%, 09/15/2026	$ 400,000	$ 366,712

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.95%, 03/10/2025 (B)	600,000	587,774
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025 (B)	50,000	47,988

		635,762

Wireless Telecommunication Services - 0.2%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC
4.74%, 09/20/2029 (B)	600,000	588,750
5.15%, 09/20/2029 (B)	600,000	589,500

		1,178,250

Total Corporate Debt Securities (Cost $186,955,638)		181,919,667

FOREIGN GOVERNMENT OBLIGATIONS - 3.3%
Canada - 0.5%
Province of Ontario 1.65%, 09/27/2019	1,200,000	1,190,651
Province of Quebec 2.50%, 04/20/2026	1,700,000	1,645,047

		2,835,698

Indonesia - 0.2%
Indonesia Government International Bond 4.45%, 02/11/2024	1,300,000	1,306,744

Japan - 1.1%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	3,900,000	3,770,714
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	2,600,000	2,538,856

		6,309,570

Kuwait - 0.2%
Kuwait International Government Bond 3.50%, 03/20/2027 (B)	800,000	795,475

Peru - 0.1%
Peru Government International Bond 5.94%, 02/12/2029 (B)	PEN 1,900,000	571,100

Qatar - 0.9%
Qatar Government International Bond
2.38%, 06/02/2021 (F)	$ 4,100,000	4,003,199
4.50%, 01/20/2022 (F)	700,000	720,485

		4,723,684

Republic of Korea - 0.2%
Export-Import Bank of Korea
3-Month LIBOR + 0.70%, 3.39% (A), 05/26/2019	800,000	800,608
1.93%, 02/24/2020, MTN (E) (F) (J)	CAD 400,000	290,228

		1,090,836

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Arab Emirates - 0.1%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	$ 700,000	$ 668,528

Total Foreign Government Obligations (Cost $18,615,207)		18,301,635

LOAN ASSIGNMENT - 0.3%
Capital Markets - 0.3%
Zephyrus Capital Aviation Partners LLC Term Loan, TBD, 10/15/2038 (C) (K) (L) (M)	1,400,000	1,379,259

Total Loan Assignment (Cost $1,379,259)		1,379,259

MORTGAGE-BACKED SECURITIES - 2.9%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.98% (A), 04/24/2049 (F)	GBP 399,266	508,624
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 2.95% (A), 07/25/2035	$ 15,879	15,830
BX Trust Series 2017-APPL, Class A, 1-Month LIBOR + 0.88%, 3.34% (A), 07/15/2034 (B)	2,594,737	2,578,005
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1, 1-Month LIBOR + 0.60%, 3.11% (A), 05/25/2035	56,237	51,359
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	700,000	697,015
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,600,000	1,588,979
Dukinfield PLC Series 1, Class A, 3-Month GBP LIBOR + 1.00%, 1.89% (A), 08/15/2045 (F)	GBP 216,645	275,481
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 1.07% (A), 12/10/2044 (F)	260,031	326,382
Federal Home Loan Mortgage Corp. Series W5FX, Class AFX, 3.21% (A), 04/25/2028	$ 1,700,000	1,699,621
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	900,000	906,875
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	1,168,782	1,157,324

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 3.19% (A), 04/25/2028	$ 478,456	$ 458,804
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	1,600,000	1,585,967
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.99% (A), 12/15/2048	1,811,845	58,988
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 3.03% (A), 05/25/2035	108,394	107,996
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 1.09% (A), 06/10/2043 (F)	GBP 436,020	548,396
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1, 1-Month LIBOR + 0.24%, 2.75% (A), 03/25/2035	$ 488,197	453,828
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 1.11% (A), 06/10/2059 (F)	GBP 733,921	887,178
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 1.66% (A), 06/10/2059 (F)	141,123	164,684
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 1.26% (A), 06/10/2059 (F)	169,196	199,687
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 1.46% (A), 06/10/2059 (F)	132,777	156,718
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	$ 1,500,000	1,478,492

Total Mortgage-Backed Securities (Cost $16,234,321)		15,906,233

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	267,010
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	274,804
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	414,147

		955,961

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida - 0.0% (D)
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	$ 200,000	$ 202,978

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	450,000	402,476

Michigan - 0.1%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	380,000	370,895

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	800,000	813,928

Utah - 0.0% (D)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 3.26% (A), 12/26/2031	48,261	48,406

West Virginia - 0.0% (D)
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	225,000	220,439

Total Municipal Government Obligations (Cost $3,027,454)		3,015,083

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.5%
Federal Home Loan Mortgage Corp.
2.38%, 01/13/2022 (N)	10,800,000	10,756,994
4.50%, 08/01/2048	2,089,673	2,174,391
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1-Month LIBOR + 0.67%, 3.02% (A), 02/25/2023	787,380	787,870
Federal Home Loan Mortgage Corp. REMICs
1-Month LIBOR + 0.35%, 2.65% (A), 01/15/2038	1,458,908	1,450,055
1-Month LIBOR + 0.40%, 2.86% (A), 02/15/2041 - 09/15/2045	1,133,154	1,137,767
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.57% (A), 01/15/2038	1,458,908	78,251
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 3.43% (A), 09/15/2043	1,671,469	264,545
Federal National Mortgage Association
3.50%, 06/01/2045	361,448	362,759
3.50%, TBA (C)	39,000,000	38,963,678
3.70%, 09/01/2034	930,310	934,917
4.50%, 04/01/2028 - 10/01/2041	560,192	585,898

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.50%, TBA (C)	$ 1,800,000	$ 1,862,191
5.50%, TBA (C)	700,000	740,687
Federal National Mortgage Association REMICs
1-Month LIBOR + 0.57%, 3.08% (A), 06/25/2041	1,014,998	1,025,765
1-Month LIBOR + 0.75%, 3.26% (A), 05/25/2040	841,782	851,661
1-Month LIBOR + 0.85%, 3.36% (A), 11/25/2039	2,616,132	2,681,177
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	863,018	73,392
Federal National Mortgage Association REMICs 1-Month LIBOR + 0.55%, 3.06% (A), 02/25/2041	411,172	412,367
Government National Mortgage Association 1-Month LIBOR + 0.80%, 3.11% (A), 05/20/2066 - 06/20/2066	3,988,860	4,039,626

Total U.S. Government Agency Obligations (Cost $68,774,301)		69,183,991

U.S. GOVERNMENT OBLIGATIONS - 34.3%
U.S. Treasury - 32.2%
U.S. Treasury Bonds
2.75%, 08/15/2047 (N) (O)	4,700,000	4,451,230
2.88%, 11/15/2046 (N)	1,598,000	1,553,743
3.00%, 11/15/2045	70,000	69,855
3.00%, 02/15/2048 (N)	2,350,000	2,337,424
3.00%, 08/15/2048 (C) (N)	1,120,000	1,114,706
3.13%, 05/15/2048 (N)	2,510,000	2,557,651
3.38%, 05/15/2044 (N)	730,000	777,507
4.25%, 05/15/2039 - 11/15/2040 (N)	8,100,000	9,777,785
4.38%, 11/15/2039 - 05/15/2041	2,500,000	3,070,281
4.38%, 05/15/2040 (N)	6,270,000	7,696,915
4.50%, 08/15/2039 (N)	32,800,000	40,874,438
6.25%, 05/15/2030	730,000	979,027
U.S. Treasury Notes
1.38%, 05/31/2021 (N) (O)	740,000	720,980
1.75%, 01/31/2023	400,000	388,422
1.88%, 03/31/2022 - 07/31/2022 (N)	29,000,000	28,451,403
2.25%, 02/15/2027 - 08/15/2027 (N)	62,580,000	60,703,583
2.38%, 05/15/2027 (N)	5,600,000	5,482,750
2.75%, 04/30/2023 - 05/31/2023 (N)	4,500,000	4,547,918
2.88%, 05/15/2028 (N)	3,230,000	3,279,585

		178,835,203

U.S. Treasury Inflation-Protected Securities - 2.1%
U.S. Treasury Inflation-Indexed Bond
1.00%, 02/15/2046 (N)	1,920,978	1,821,027
1.00%, 02/15/2048	1,435,616	1,360,452
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	727,846	704,096
0.50%, 01/15/2028 (N)	5,843,412	5,576,502
0.75%, 07/15/2028	2,417,736	2,366,454

		11,828,531

Total U.S. Government Obligations (Cost $192,746,477)		190,663,734

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
COMMERCIAL PAPER - 0.1%
Food Products - 0.1%
Campbell Soup Co. 2.97% (P), 01/15/2019	$ 400,000	$ 399,549

Total Commercial Paper (Cost $399,549)		399,549

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
Greece - 0.1%
Hellenic Republic Treasury Bill 1.27% (P), 03/15/2019	EUR 600,000	685,332

Total Short-Term Foreign Government Obligations (Cost $738,929)		685,332

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.1%
U.S. Treasury Bill
2.23% (P), 01/03/2019	$ 690,000	689,916
2.25% (P), 01/03/2019	69,000	68,991
2.27% (P), 01/03/2019	657,000	656,919
2.33% (P), 01/31/2019 (Q) (R)	2,900,000	2,894,490
2.34% (P), 01/31/2019 (Q) (R)	889,000	887,303
2.35% (P), 02/07/2019	604,000	602,569

Total Short-Term U.S. Government Obligations (Cost $5,800,188)		5,800,188

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (P)	5,745,228	5,745,228

Total Other Investment Company (Cost $5,745,228)		5,745,228

	Principal	Value
REPURCHASE AGREEMENTS - 58.1%
Bank of New York Mellon Corp., 3.20% (P), dated 12/31/2018, to be repurchased at $65,411,627 on 01/02/2019. Collateralized by U.S. Government Obligations, 2.75% - 3.00%, due 11/15/2042 - 05/15/2045, and with a total value of $66,724,448.	$ 65,400,000	65,400,000
Fixed Income Clearing Corp., 1.45% (P), dated 12/31/2018, to be repurchased at $6,797,844 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $6,935,756.	6,797,297	6,797,297
HSBC Bank PLC, 2.68% (P), dated 12/27/2018, to be repurchased at $50,026,056 on 01/03/2019. Collateralized by a U.S. Government Obligation, 1.63%, due 04/30/2019, and cash with a value of $51,325,586.	50,000,000	50,000,000

	Principal	Value

REPURCHASE AGREEMENTS (continued)
HSBC Bank PLC, 3.20% (P), dated 12/31/2018, to be repurchased at $15,202,702 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.88%, due 04/30/2025, and cash with a value of $15,646,863.	$ 15,200,000	$ 15,200,000
JPMorgan Securities LLC, 2.95% (P), dated 12/31/2018, to be repurchased at $1,000,164 on 01/02/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 02/28/2022, and with a value of $1,022,068.	1,000,000	1,000,000
Merrill Lynch Pierce Fenner & Smith, 2.97% (P), dated 12/31/2018, to be repurchased at $ 84,513,942 on 01/02/2019. Collateralized by U.S. Government Obligations, 2.75% - 3.00%, due 08/15/2042 - 05/15/2045, and with a total value of $87,089,712.	84,500,000	84,500,000
Merrill Lynch Pierce Fenner & Smith, 3.10% (P), dated 01/02/2019, to be repurchased at $ 100,077,500 on 01/03/2019. Collateralized by a U.S. Government Obligation, 3.13%, due 08/15/2044, and with a value of $101,914,160.	100,000,000	100,000,000

Total Repurchase Agreements (Cost $322,897,297)		322,897,297

Total Investments Excluding Purchased Options/Swaptions (Cost $842,910,395)		835,511,565
Total Purchased Options/Swaptions - 1.4% (Cost $7,956,263)		7,850,761

Total Investments (Cost $850,866,658)		843,362,326
Net Other Assets (Liabilities) - (51.9)%		(288,068,782)

Net Assets - 100.0%		$ 555,293,544

REVERSE REPURCHASE AGREEMENTS - (26.0)%

Bank of Nova Scotia, 2.37% (P), dated 11/02/2018, to be repurchased at $(40,539,272) on 01/09/2019. Collateralized by U.S. Government Obligations, 2.25% - 3.88%, due 11/15/2019 - 02/15/2027, and with a total value of $(40,484,324).

	$ (40,358,600)	$ (40,358,600)
Bank of Nova Scotia, 2.38% (P), dated 10/10/2018, to be repurchased at $(37,513,159) on 01/10/2019. Collateralized by U.S. Government Obligations, 1.88% - 4.50%, due 11/15/2019 - 11/15/2044, and with a total value of $(38,043,620).	(37,286,375)	(37,286,375)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

REVERSE REPURCHASE AGREEMENTS (continued)

Bank of Nova Scotia, 2.37% (P), dated 10/09/2018, to be repurchased at $(1,119,741) on 01/09/2019. Collateralized by U.S. Government Obligations, 2.25% - 3.88%, due 11/15/2019 - 02/15/2027, and with a total value of $(1,116,467).

	$ (1,113,000)	$ (1,113,000)
Deutsche Bank Securities, Inc., 2.51% (P), dated 11/01/2018, to be repurchased at $(4,785,501) on 02/01/2019. Collateralized by U.S. Government Obligations, 1.25% - 4.50%, due 03/31/2021 - 08/15/2039 and with a total value of $(4,792,991).	(4,755,000)	(4,755,000)
Merrill Lynch Pierce Fenner & Smith, 2.40% (P), dated 10/31/2018, to be repurchased at $(2,438,477) on 01/22/2019. Collateralized by U.S. Government Obligations, 1.25% - 3.13%, due 10/31/2021 - 05/15/2048, and with a total value of $(2,487,068).	(2,425,058)	(2,425,058)
Merrill Lynch Pierce Fenner & Smith, 2.50% (P), dated 11/08/2018, to be repurchased at $(10,466,312) on 01/08/2019. Collateralized by U.S. Government Obligations, 1.25% - 4.50%, due 10/31/2021 - 05/15/2047, and with a total value of $(10,549,541).	(10,422,163)	(10,422,163)
Merrill Lynch Pierce Fenner & Smith, 3.00% (P), dated 12/18/2018, to be repurchased at $(8,950,674) on 01/02/2019. Collateralized by U.S. Government Obligations, 1.25% - 4.50%, due 03/31/2021 - 05/15/2047, and with a total value of $(8,890,538).	(8,939,500)	(8,939,500)
RBS Securities, Inc., 2.44% (P), dated 10/18/2018, to be repurchased at $(1,818,645) on 01/18/2019. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and Cash with a total value of $(1,808,506).	(1,807,375)	(1,807,375)

	Principal	Value

REVERSE REPURCHASE AGREEMENTS (continued)

RBS Securities, Inc., 2.46% (P), dated 10/19/2018, to be repurchased at $(8,375,269) on 01/22/2019. Collateralized by a U.S. Government Obligation, 4.50%, due 08/15/2039, and Cash with a total value of $(8,578,248).

	$ (8,321,250)	$ (8,321,250)
RBS Securities, Inc., 2.54% (P), dated 11/14/2018, to be repurchased at $(6,604,595) on 02/14/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 04/30/2022, and Cash with a total value of $(6,482,228).	(6,562,000)	(6,562,000)
RBS Securities, Inc., 2.80% (P), dated 12/27/2018, to be repurchased at $(1,057,250) on 01/28/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 08/15/2047, and Cash with a total value of $(1,019,628).	(1,054,625)	(1,054,625)
Royal Bank of Canada, 2.58% (P), dated 11/19/2018, to be repurchased at $(10,986,540) on 01/18/2019. Collateralized by U.S. Government Obligations, 2.38% - 450%, due 05/15/2027 - 08/15/2039, and with a total value of $(10,997,434).	(10,939,500)	(10,939,500)
Royal Bank of Canada, 2.62% (P), dated 11/27/2018, to be repurchased at $(7,197,809) on 01/08/2019. Collateralized by U.S. Government Obligations, 4.38% - 4.50%, due 08/15/2039 - 05/15/2040, and with a total value of $(7,165,185).	(7,175,875)	(7,175,875)
Royal Bank of Canada, 2.68% (P), dated 12/11/2018, to be repurchased at $(3,150,705) on 01/14/2019. Collateralized by a U.S. Government Obligation, 4.38%, due 05/15/2040, and with a value of $(3,236,650).	(3,142,750)	(3,142,750)

Total Reverse Repurchase Agreements (Cost $144,303,071)		$ (144,303,071)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,100.00	12/20/2019	USD	205,561,700	820	$6,528,048	$5,608,800

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	GSB	3-Month USD-LIBOR	Receive	2.15%	01/31/2019	USD	46,000,000	$48,300	$1,518
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	DUB	3-Month USD-LIBOR	Receive	3.02	07/09/2020	USD	69,200,000	256,040	460,147

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED (continued):

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	MSC	3-Month USD-LIBOR	Receive	3.04%	06/22/2020	USD	145,300,000	$525,986	$970,277
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	GSB	3-Month USD-LIBOR	Receive	3.04	06/22/2020	USD	42,400,000	154,022	283,137
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	MSC	3-Month USD-LIBOR	Receive	3.25	01/31/2019	USD	32,000,000	96,000	452,915
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E)	MLI	3-Month USD-LIBOR	Pay	3.40	05/16/2019	USD	14,400,000	183,600	17,373
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E)	MLI	3-Month USD-LIBOR	Pay	3.60	10/01/2019	USD	8,800,000	164,267	56,594

Total								$1,428,215	$2,241,961

OVER-THE-COUNTER CREDIT DEFAULT SWAPTIONS WRITTEN:

Description	Counterparty	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - North America Investment Grade Index - Series 31	MLI	Pay	0.85%	01/16/2019	USD	4,600,000	$ (6,728)	$ (12,649)
Put - North America Investment Grade Index - Series 31	MLI	Pay	0.90	01/16/2019	USD	1,500,000	(1,800)	(2,434)
Put - North America Investment Grade Index - Series 31	GSI	Pay	0.90	01/16/2019	USD	800,000	(1,100)	(1,298)
Put - North America Investment Grade Index - Series 31	CITI	Pay	0.95	02/20/2019	USD	2,000,000	(4,020)	(5,451)
Put - North America Investment Grade Index - Series 31	MLI	Pay	0.95	02/20/2019	USD	5,000,000	(10,625)	(13,627)
Put - North America Investment Grade Index - Series 31	CITI	Pay	1.00	01/16/2019	USD	5,800,000	(4,669)	(3,395)

Total							$ (28,942)	$ (38,854)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 1-Year	DUB	3-Month USD-LIBOR	Receive	2.96%	07/09/2021	USD	69,200,000	$ (331,295)	$ (517,331)
Call - 1-Year	GSB	3-Month USD-LIBOR	Receive	3.02	06/21/2021	USD	42,400,000	(205,894)	(331,172)
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	3.02	06/21/2021	USD	145,300,000	(682,910)	(1,138,453)
Call - 2-Year	MSC	3-Month USD-LIBOR	Receive	3.00	01/31/2019	USD	32,000,000	(35,200)	(305,221)
Call - 2-Year	MSC	3-Month USD-LIBOR	Receive	3.13	01/31/2019	USD	32,000,000	(60,800)	(378,814)
Put - 5-Year	MLI	3-Month USD-LIBOR	Pay	3.60	10/01/2019	USD	35,700,000	(159,634)	(29,093)
Put - 10-Year	MLI	3-Month USD-LIBOR	Pay	3.75	05/16/2019	USD	14,400,000	(65,520)	(5,101)

Total								$ (1,541,253)	$ (2,705,185)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$ (1,570,195)	$ (2,744,039)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 31	1.00%	Quarterly	12/20/2023	USD	23,000,000	$(193,117)	$(229,176)	$36,059

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Pay	1.50%	Semi-Annually/Quarterly	06/21/2027	USD	15,400,000	$1,400,913	$1,100,828	$300,085
3-Month USD-LIBOR	Pay	1.75	Semi-Annually/Quarterly	12/21/2026	USD	500,000	33,392	22,577	10,815
3-Month USD-LIBOR	Receive	2.25	Semi-Annually/Quarterly	12/16/2022	USD	700,000	(8,834)	2,852	(11,686)
3-Month USD-LIBOR	Pay	2.25	Semi-Annually/Quarterly	06/20/2028	USD	71,200,000	2,702,680	4,158,171	(1,455,491)
3-Month USD-LIBOR	Pay	2.50	Semi-Annually/Quarterly	12/20/2027	USD	2,100,000	34,506	22,202	12,304
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/Quarterly	12/20/2047	USD	3,700,000	92,032	(68,975)	161,007
3-Month USD-LIBOR	Pay	3.00	Semi-Annually/Quarterly	12/19/2048	USD	3,200,000	(86,573)	202,132	(288,705)
3-Month USD-LIBOR	Receive	3.22	Semi-Annually/Quarterly	11/15/2028	USD	1,100,000	47,844	—	47,844
6-Month EUR-EURIBOR	Receive	2.04	Semi-Annually/Annually	02/03/2037	EUR	5,100,000	70,581	(71,531)	142,112
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/20/2029	GBP	8,700,000	(57,089)	135,810	(192,899)
6-Month GBP-LIBOR	Pay	2.04	Semi-Annually	02/01/2037	GBP	4,600,000	(179,871)	(79,939)	(99,932)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	03/20/2038	JPY	480,000,000	(195,890)	64,180	(260,070)

Total							$3,853,691	$5,488,307	$(1,634,616)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	3,200,000	$6,537	$(137,868)	$144,405
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	1,700,000	(6,203)	(101,171)	94,968

Total							$334	$(239,039)	$239,373

Total Return Swap Agreements (V)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	CITI	Receive	Quarterly	05/23/2019	USD	55,177,708	9,985	$(2,797,663)	$(1,836)	$(2,795,827)
iShares MSCI EAFE ETF	GSI	Receive	Quarterly	08/14/2019	USD	3,215,256	579	(184,242)	—	(184,242)

Total								$(2,981,905)	$(1,836)	$(2,980,069)

										Value
OTC Swap Agreements, at value (Assets)										$6,537
OTC Swap Agreements, at value (Liabilities)										$(2,988,108)

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	213	06/17/2019	$51,663,010	$51,820,238	$157,228	$—
90-Day Eurodollar	Long	627	12/16/2019	151,832,445	152,596,125	763,680	—
90-Day Eurodollar	Short	(213)	06/15/2020	(51,591,264)	(51,921,413)	—	(330,149)
90-Day Eurodollar	Short	(627)	12/14/2020	(151,793,688)	(152,878,275)	—	(1,084,587)
5-Year U.S. Treasury Note	Long	524	03/29/2019	59,112,405	60,096,250	983,845	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FUTURES CONTRACTS (continued):
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	Long	217	03/20/2019	$25,823,282	$26,477,391	$654,109	$—
10-Year U.S. Treasury Note	Short	(184)	03/20/2019	(23,166,537)	(23,934,375)	—	(767,838)
E-Mini Russell 2000® Index	Long	412	03/15/2019	29,109,140	27,789,400	—	(1,319,740)
Euro OAT Index	Short	(40)	03/07/2019	(6,869,933)	(6,911,162)	—	(41,229)
German Euro Bund Index	Short	(9)	03/07/2019	(1,668,522)	(1,686,383)	—	(17,861)
S&P 500® E-Mini Index	Long	1,099	03/15/2019	142,023,053	137,660,740	—	(4,362,313)
U.S. Treasury Bond	Long	84	03/20/2019	12,807,742	13,495,125	687,383	—
U.S. Treasury Bond	Short	(266)	03/20/2019	(37,062,719)	(38,836,000)	—	(1,773,281)

Total						$3,246,245	$(9,696,998)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/30/2019	RUB	90,328,281	USD	1,331,547	$—	$(40,995)
CITI	01/11/2019	USD	295,665	CAD	389,000	10,637	—
CITI	01/11/2019	USD	2,199,600	GBP	1,726,000	—	(1,593)
CITI	01/11/2019	EUR	393,000	USD	446,941	3,762	—
CITI	02/19/2019	COP	933,568,500	USD	294,906	—	(8,132)
CITI	03/15/2019	USD	763,647	EUR	600,000	71,821	—
GSB	01/02/2019	USD	140,337	DKK	895,000	2,969	—
GSB	01/11/2019	USD	267,984	GBP	212,000	—	(2,383)
GSB	03/20/2019	IDR	4,725,480,000	USD	321,461	4,247	—
GSB	03/20/2019	INR	22,584,360	USD	316,086	4,597	—
HSBC	01/02/2019	DKK	895,000	USD	137,013	355	—
HSBC	01/25/2019	MXN	30,163,000	USD	1,500,437	28,096	—
HSBC	02/15/2019	USD	273,800	JPY	30,400,000	—	(4,547)
HSBC	04/01/2019	USD	138,123	DKK	895,000	—	(357)

Total						$126,484	$(58,007)

SECURITY VALUATION:

Valuation Inputs (W)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (X)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$18,314,369	$—	$18,314,369
Certificates of Deposit	—	1,300,000	—	1,300,000
Corporate Debt Securities	—	181,919,667	—	181,919,667
Foreign Government Obligations	—	18,301,635	—	18,301,635
Loan Assignment	—	—	1,379,259	1,379,259
Mortgage-Backed Securities	—	15,906,233	—	15,906,233
Municipal Government Obligations	—	3,015,083	—	3,015,083
U.S. Government Agency Obligations	—	69,183,991	—	69,183,991
U.S. Government Obligations	—	190,663,734	—	190,663,734
Commercial Paper	—	399,549	—	399,549
Short-Term Foreign Government Obligations	—	685,332	—	685,332
Short-Term U.S. Government Obligations	—	5,800,188	—	5,800,188
Other Investment Company	5,745,228	—	—	5,745,228
Repurchase Agreements	—	322,897,297	—	322,897,297
Exchange-Traded Options Purchased	5,608,800	—	—	5,608,800
Over-the-Counter Interest Rate Swaptions Purchased	—	2,241,961	—	2,241,961

Total Investments	$11,354,028	$830,629,039	$1,379,259	$843,362,326

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION (continued):

Valuation Inputs (continued) (W)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (X)	Value
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$4,381,948	$—	$4,381,948
Over-the-Counter Credit Default Swap Agreements	—	6,537	—	6,537
Futures Contracts (Y)	3,246,245	—	—	3,246,245
Forward Foreign Currency Contracts (Y)	—	126,484	—	126,484

Total Other Financial Instruments	$3,246,245	$4,514,969	$—	$7,761,214

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(144,303,071)	$—	$(144,303,071)
Over-the-Counter Credit Default Swaptions Written	—	(38,854)	—	(38,854)
Over-the-Counter Interest Rate Swaptions Written	—	(2,705,185)	—	(2,705,185)
Centrally Cleared Credit Default Swap Agreements	—	(193,117)	—	(193,117)
Centrally Cleared Interest Rate Swap Agreements	—	(528,257)	—	(528,257)
Over-the-Counter Credit Default Swap Agreements	—	(6,203)	—	(6,203)
Over-the-Counter Total Return Swap Agreements	—	(2,981,905)	—	(2,981,905)
Futures Contracts (Y)	(9,696,998)	—	—	(9,696,998)
Forward Foreign Currency Contracts (Y)	—	(58,007)	—	(58,007)

Total Other Financial Instruments	$(9,696,998)	$(150,814,599)	$—	$(160,511,597)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $85,143,009, representing 15.3% of the Portfolio’s net assets.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Illiquid security. At December 31, 2018, the value of such securities amounted to $4,226,372, representing 0.8% of the Portfolio’s net assets.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, the total value of Regulation S securities is $11,265,572, representing 2.0% of the Portfolio’s net assets.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,623,248. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2018; the maturity date disclosed is the ultimate maturity date.
(J)	Restricted security. At December 31, 2018, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Foreign Government Obligations	Export-Import Bank of Korea 1.93%, 02/24/2020, MTN	02/16/2017	$306,244	$290,228	0.1%

(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the total value of securities is $2,536,583, representing 0.5% of the Portfolio’s net assets.
(L)	Security is Level 3 of the fair value hierarchy.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(M)	All or a portion of the security represents unsettled loan commitments at December 31, 2018 where the rate will be determined at time of settlement.
(N)	Securities are subject to sale-buyback transactions.
(O)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $1,762,757.
(P)	Rates disclosed reflect the yields at December 31, 2018.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $2,434,233.
(R)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $767,537.
(S)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(W)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(X)	Level 3 securities were not considered significant to the Portfolio.
(Y)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
COP	Columbian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
MLI	Merrill Lynch International
MSC	Morgan Stanley & Co.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

PORTFOLIO ABBREVIATIONS:

CMBS	Commercial Mortgage-Backed Securities
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $527,969,361) (including securities loaned of $5,623,248)	$520,465,029
Repurchase agreement, at value (cost $322,897,297)	322,897,297
Cash collateral pledged at broker for:
Centrally cleared swap agreements	1,720,000
Futures contracts	8,248,000
Repurchase agreements	375,000
Foreign currency, at value (cost $890,429)	877,122
OTC swap agreements, at value	6,537
Receivables and other assets:
Investments sold	470,385
When-issued, delayed-delivery, forward and TBA commitments sold	40,393,172
Net income from securities lending	932
Shares of beneficial interest sold	1,720
Interest	3,792,088
Variation margin receivable on futures contracts	1,525,493
Unrealized appreciation on forward foreign currency contracts	126,484

Total assets	900,899,259

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,745,228
Cash collateral at broker for:
TBA commitments	950,000
Reverse repurchase agreements	570,000
OTC derivatives (A)	20,000
Written options and swaptions, at value (premium received $1,570,195)	2,744,039
Reverse repurchase agreements, at value (cost $144,303,071)	144,303,071
OTC swap agreements, at value	2,988,108
Payables and other liabilities:
Investments purchased	100,000,000
When-issued, delayed-delivery, forward and TBA commitments purchased	83,636,952
Sale-buyback financing transactions	2,193,763
Shares of beneficial interest redeemed	87,417
Interest	580,732
Deferred income for sale-buyback financing transactions	321
Due to custodian	770,787
Investment management fees	387,010
Distribution and service fees	118,999
Transfer agent costs	2,374
Trustees, CCO and deferred compensation fees	1,699
Audit and tax fees	38,515
Custody fees	93,095
Legal fees	4,150
Printing and shareholder reports fees	62,942
Other accrued expenses	4,830
Variation margin payable on centrally cleared swap agreements	243,676
Unrealized depreciation on forward foreign currency contracts	58,007

Total liabilities	345,605,715

Net assets	$555,293,544

Net assets consist of:
Capital stock ($0.01 par value)	$532,636
Additional paid-in capital	597,989,522
Total distributable earnings (accumulated losses)	(43,228,614)

Net assets	$555,293,544

Net assets by class:
Initial Class	$5,849,577
Service Class	549,443,967

Shares outstanding:
Initial Class	553,313
Service Class	52,710,264

Net asset value and offering price per share:
Initial Class	$10.57
Service Class	10.42

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest income	$17,638,695
Net income from securities lending	8,098
Withholding taxes on foreign income	(390)

Total investment income	17,646,403

Expenses:
Investment management fees	5,068,027
Distribution and service fees:
Service Class	1,559,833
Transfer agent costs	9,469
Trustees, CCO and deferred compensation fees	20,594
Audit and tax fees	50,970
Custody fees	201,198
Legal fees	32,865
Printing and shareholder reports fees	68,635
Interest	346,568
Other	17,039

Total expenses	7,375,198

Net investment income (loss)	10,271,205

Net realized gain (loss) on:
Investments	(1,490,145)
Written options and swaptions	(1,178,473)
Swap agreements	(2,912,780)
Futures contracts	(17,514,360)
Forward foreign currency contracts	(1,377,462)
Foreign currency transactions	(167,815)
TBA short commitments	(2,344)

Net realized gain (loss)	(24,643,379)

Net change in unrealized appreciation (depreciation) on:
Investments	(13,063,201)
Written options and swaptions	(864,919)
Swap agreements	(5,119,032)
Futures contracts	(9,750,582)
Forward foreign currency contracts	1,074,962
Translation of assets and liabilities denominated in foreign currencies	(65,120)

Net change in unrealized appreciation (depreciation)	(27,787,892)

Net realized and change in unrealized gain (loss)	(52,431,271)

Net increase (decrease) in net assets resulting from operations	$(42,160,066)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$10,271,205	$7,121,962
Net realized gain (loss)	(24,643,379)	60,945,407
Net change in unrealized appreciation (depreciation)	(27,787,892)	8,657,820

Net increase (decrease) in net assets resulting from operations	(42,160,066)	76,725,189

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(692,920)	—
Service Class	(65,418,509)	—
Net investment income:
Initial Class	—	(34,865)
Service Class	—	(1,965,420)

Total dividends and/or distributions from net investment income	—	(2,000,285)

Net realized gains:
Initial Class	—	(318,565)
Service Class	—	(32,219,227)

Total dividends and/or distributions from net realized gains	—	(32,537,792)

Total dividends and/or distributions to shareholders	(66,111,429)	(34,538,077)

Capital share transactions:
Proceeds from shares sold:
Initial Class	457,048	358,228
Service Class	3,477,977	13,591,174

	3,935,025	13,949,402

Dividends and/or distributions reinvested:
Initial Class	692,920	353,430
Service Class	65,418,509	34,184,647

	66,111,429	34,538,077

Cost of shares redeemed:
Initial Class	(955,186)	(903,672)
Service Class	(81,438,613)	(70,008,778)

	(82,393,799)	(70,912,450)

Net increase (decrease) in net assets resulting from capital share transactions	(12,347,345)	(22,424,971)

Net increase (decrease) in net assets	(120,618,840)	19,762,141

Net assets:
Beginning of year	675,912,384	656,150,243

End of year	$555,293,544	$675,912,384

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$18,252,978

Capital share transactions - shares:
Shares issued:
Initial Class	38,899	28,946
Service Class	285,871	1,129,505

	324,770	1,158,451

Shares reinvested:
Initial Class	60,306	29,477
Service Class	5,768,828	2,887,217

	5,829,134	2,916,694

Shares redeemed:
Initial Class	(80,513)	(73,064)
Service Class	(6,850,081)	(5,727,199)

	(6,930,594)	(5,800,263)

Net increase (decrease) in shares outstanding:
Initial Class	18,692	(14,641)
Service Class	(795,382)	(1,710,477)

	(776,690)	(1,725,118)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2018

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$(42,160,066)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(795,500,344)
Proceeds from long-term investments	840,199,968
Purchases to cover securities sold short	(31,772,719)
Proceeds from securities sold short	31,770,375
Net purchases/proceeds of short-term investments	109,657,691
Net change in unrealized appreciation (depreciation)	27,787,892
Net realized gain (loss)	24,643,379
Net amortization (accretion) of discount and premium	(90,335)
(Increase) decrease in receivables for investments sold	(8,273,795)
(Increase) decrease in receivables for interest	596,992
(Increase) decrease in receivable for tax reclaim	723
(Increase) decrease in receivables for net income from securities lending	(309)
Increase (decrease) in payables for investments purchased	(24,948,173)
Increase (decrease) in dividends and interest payable	291,911
Increase (decrease) in accrued liabilities	(25,217)
Increase (decrease) in collateral for securities on loan	3,031,353
Net cash provided by (used for) swap agreement transactions	(3,763,350)
Net cash provided by (used for) written options and swaptions transactions	(591,860)
Net cash provided by (used for) in futures contracts transactions	(29,522,042)
Net cash provided by (used for) in forward foreign currency contracts	(1,610,397)

Net cash provided by (used for) operating activities	99,721,677

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	(7,892)
Increase (decrease) in payable reverse repurchase agreements	(2,668,804)
Proceeds from shares sold, net of receivable for shares sold	3,933,803
Payment of shares redeemed, net of payable for shares redeemed	(82,634,165)
Proceeds from Sale-buyback financing transactions	1,371,872,773
Payments from Sale-buyback financing transactions	(1,394,123,380)

Net cash provided by (used for) financing activities	(103,627,665)

Net increase (decrease) in cash and foreign currencies	(3,905,988)

Cash and foreign currencies, at beginning of year (A) (B)	$13,586,110

Cash and foreign currencies, at end of year (B)	$9,680,122

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$54,657
Non-cash financing activities included herein consist of reinvestment of distributions	$66,111,429

(A)	Beginning balance is reflective of Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force.
(B)	For the year ended December 31, 2018, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash collateral pledged at broker:
Reverse repurchase agreements	$270,000	$—
Centrally cleared swap agreements	858,000	1,720,000
Futures contracts	12,260,000	8,248,000
Foreign currency, at value	578,110	877,122

Total assets	13,966,110	10,845,122

Liabilities:
Cash collateral received at broker:
TBA commitments sold	—	575,000
Reverse repurchase agreements	—	570,000
OTC derivatives	380,000	20,000

Total liabilities	380,000	1,165,000

Net cash per statement of assets and liabilities	$13,586,110	$9,680,122

Total cash and foreign currencies per statement of cash flows	$13,586,110	$9,680,122

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.67		$11.91		$11.33		$12.00	$11.59

Investment operations:
Net investment income (loss) (A)	0.23		0.16		0.10	(B)	0.04	0.02
Net realized and unrealized gain (loss)	(0.98)		1.28		0.54		(0.31)	0.90

Total investment operations	(0.75)		1.44		0.64		(0.27)	0.92

Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.07)		(0.06)		—	(0.13)
Net realized gains	(0.92)		(0.61)		—		(0.40)	(0.38)

Total dividends and/or distributions to shareholders	(1.35)		(0.68)		(0.06)		(0.40)	(0.51)

Net asset value, end of year	$10.57		$12.67		$11.91		$11.33	$12.00

Total return	(6.75)%		12.42%		5.65%		(2.27)%	8.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,850		$6,772		$6,540		$6,714	$7,308
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%		0.93%		0.87%		0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.92%		0.93%		0.86	%(B)	0.86%	0.86%
Net investment income (loss) to average net assets	1.88%		1.31%		0.84	%(B)	0.32%	0.20%
Portfolio turnover rate	50	%(C)	50	%(C)	59	%(C)	70%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.51		$11.76		$11.20		$11.90	$11.51

Investment operations:
Net investment income (loss) (A)	0.19		0.13		0.07	(B)	0.01	(0.01)
Net realized and unrealized gain (loss)	(0.96)		1.27		0.52		(0.31)	0.90

Total investment operations	(0.77)		1.40		0.59		(0.30)	0.89

Dividends and/or distributions to shareholders:
Net investment income	(0.40)		(0.04)		(0.03)		—	(0.12)
Net realized gains	(0.92)		(0.61)		—		(0.40)	(0.38)

Total dividends and/or distributions to shareholders	(1.32)		(0.65)		(0.03)		(0.40)	(0.50)

Net asset value, end of year	$10.42		$12.51		$11.76		$11.20	$11.90

Total return	(6.94)%		12.04%		5.38%		(2.55)%	7.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$549,444		$669,140		$649,610		$607,082	$566,312
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%		1.18%		1.12%		1.11%	1.11%
Including waiver and/or reimbursement and recapture	1.17%		1.18%		1.11	%(B)	1.11%	1.11%
Net investment income (loss) to average net assets	1.63%		1.06%		0.59	%(B)	0.07%	(0.05)%
Portfolio turnover rate	50	%(C)	50	%(C)	59	%(C)	70%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

average debt outstanding during the period, little or no illiquid investments, and little or no invesments classified as Level 3 of the fair value heirarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Long/Short Strategy using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2018. Open secured loan participations and assignments at December 31, 2018, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

TIPS held at December 31, 2018, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2018, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2018, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 139,203,135	365	2.00%

Open reverse repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2018, the Portfolio earned price drop fee income of $177,202. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income on the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 18,400,757	359	1.86%

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open sale-buyback financing transactions at December 31, 2018, if any, are identified within the Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$5,745,228	$—	$—	$—	$5,745,228
Reverse Repurchase Agreements
U.S. Government Obligations	$8,939,500	$123,686,896	$11,105,954	$—	$143,732,350
Cash	570,721	—	—	—	570,721
Total Reverse Repurchase Agreements	$9,510,221	$123,686,896	$11,105,954	$—	$144,303,071
Sale Buy-back Transactions
U.S. Government Obligations	$—	$2,193,763	$—	$—	$2,193,763
Total Borrowings	$15,255,449	$125,880,659	$11,105,954	$—	$152,242,062

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Straddle swaptions: The Portfolio may purchase or write straddle swaption agreements which is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2018, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2018, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2018, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2018, if any, are listed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Investments, at value (A)	$2,241,961	$—	$5,608,800	$—	$—	$7,850,761
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	4,381,948	—	—	—	—	4,381,948
OTC Swaps:
OTC swap agreements, at value	—	—	—	6,537	—	6,537
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	3,246,245	—	—	—	—	3,246,245
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	126,484	—	—	—	126,484
Total	$9,870,154	$126,484	$5,608,800	$6,537	$—	$15,611,975

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Written options and swaptions, at value (A)	$(2,705,185)	$—	$—	$(38,854)	$—	$(2,744,039)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(528,257)	—	—	(193,117)	—	(721,374)
OTC Swaps:
OTC swap agreements, at value	—	—	(2,981,905)	(6,203)	—	(2,988,108)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(3,955,855)	—	(5,741,143)	—	—	(9,696,998)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(58,007)	—	—	—	(58,007)
Total	$(7,189,297)	$(58,007)	$(8,723,048)	$(238,174)	$—	$(16,208,526)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investment. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investment. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$657,908	$—	$2,113,368	$—	$—	$2,771,276
Written options and swaptions	(1,201,688)	18,516	—	4,699	—	(1,178,473)
Swap agreements	3,269,737	—	(6,139,235)	(43,282)	—	(2,912,780)
Futures contracts	1,837,831	—	(19,352,191)	—	—	(17,514,360)
Forward foreign currency contracts	—	(1,377,462)	—	—	—	(1,377,462)
Total	$4,563,788	$(1,358,946)	$(23,378,058)	$(38,583)	$—	$(20,211,799)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$780,948	$—	$(1,007,613)	$—	$—	$(226,665)
Written options and swaptions	(862,521)	7,514	—	(9,912)	—	(864,919)
Swap agreements	(1,162,144)	—	(3,967,835)	10,947	—	(5,119,032)
Futures contracts	(950,880)	—	(8,799,702)	—	—	(9,750,582)
Forward foreign currency contracts	—	1,074,962	—	—	—	1,074,962
Total	$(2,194,597)	$1,082,476	$(13,775,150)	$1,035	$—	$(14,886,236)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
$ 580,098	$ 5,760,994	$ (785,336)	$ (1,482,947)	$ 164,203,847	$ 549,924,057	$ (336,261,219)	$ 13,734,970	$ 17,151,540

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$—	$—	$—	$—	$40,995	$—	$—	$40,995
Citibank N.A.	86,220	(86,220)	—	—	2,816,234	(86,220)	—	2,730,014
Deutsche Bank AG	460,147	(460,147)	—	—	517,331	(460,147)	(20,000)	37,184
Goldman Sachs Bank	296,468	(296,468)	—	—	334,853	(296,468)	—	38,385
Goldman Sachs International	6,537	(6,537)	—	—	190,445	(6,537)	—	183,908
HSBC Bank USA	28,451	(4,904)	—	23,547	4,904	(4,904)	—	—
Merrill Lynch International	73,967	(62,904)	(11,063)	—	62,904	(62,904)	—	—
Morgan Stanley & Co., Inc.	1,423,192	(1,423,192)	—	—	1,822,488	(1,423,192)	—	399,296
Other Derivatives (C)	13,236,993	—	—	13,236,993	10,418,372	—	—	10,418,372

Total	$15,611,975	$(2,340,372)	$(11,063)	$13,260,540	$16,208,526	$(2,340,372)	$(20,000)	$13,848,154

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.81%
Over $250 million up to $750 million	0.80
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2019
Service Class	1.20	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 71,084,127	$ 174,548,050	$ 114,444,818	$ 197,320,736

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, futures contracts mark-to-market, options mark-to-market, swap mark-to-market, straddle loss deferrals, dollar roll adjustments and current year swap interest receivable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swap interest income, swap interest receivables and payables, reversal of prior year swap mark-to-market, foreign currency gains and losses, paydown gains and losses, and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 853,771,893	$ 17,540,649	$ (30,768,146)	$ (13,227,497)

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-term
$ 4,220,361	$ 23,914,438

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 43,940,875	$ 22,170,554	$ —	$ 22,368,911	$ 12,169,166	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 908,982	$ —	$ (28,134,799)	$ —	$ (2,781,768)	$ (13,221,029)

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. CUSTODY OUT-OF-POCKET EXPENSE (continued)

result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $22,170,554 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

MARKET ENVIRONMENT

After a year of calm markets and strong risk asset returns, the start to 2018 was highlighted by the return of volatility as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Risk asset returns started higher as global stocks surged in January of 2018, but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply and more U.S. Federal Reserve (“Fed”) hikes all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index (the “VIX”) had its single largest one-day rise in its history, which dates back to 1990.

Solid growth momentum in the U.S. moving into the second quarter contrasted with some softening in growth in other developed regions. Coincidentally, the Fed kept on track with policy normalization even as other central banks like the European Central Bank (“ECB”) softened rhetoric. Geopolitical developments weighed on risk sentiment for much of this quarter and resulted in overall mixed market performance. Within bonds, the U.S. 10-Year Treasury yield rose amid acceleration in growth, and the yield curve continued to flatten.

During the third quarter of 2018, developed market yields shifted higher while risk assets were resilient. Despite lingering tensions between the U.S. and China and challenges in emerging market assets, a strong fundamental backdrop persisted and contributed to outperformance of U.S. risk assets relative to those abroad. Meanwhile, central banks remained on course for diminished monetary support as the Fed and Bank of England both hiked interest rates, the ECB confirmed plans to cease asset purchases by the end of the year, and the Bank of Japan adjusted its yield curve control policy.

Markets rode a wave of volatility going into the end of the year as Fed policy, trade, geopolitical frictions and concerns about peak economic and earnings growth contributed to waning investor sentiment and weighed on risk assets, particularly equities. Stock markets sank in the fourth quarter, turning full-year returns negative, while bond markets, remaining a safe haven through the stormy end-of-year period, delivered on their traditional role as an equity diversifier. Overall, 2018 underscored the return of turbulence and uncertainty following years of historically calm markets.

PERFORMANCE

For the year ended December 31, 2018, Transamerica PIMCO Tactical – Conservative VP, Initial Class returned -4.92%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Conservative VP Blended Benchmark, returned -4.38% and -2.89%, respectively.

STRATEGY REVIEW

During 2018’s bouts of market volatility, the Portfolio tactically adjusted its equity exposure. The Portfolio’s dynamic equity allocation, obtained via equity futures contracts, detracted from performance as market volatility sharply picked up both early and late in the year, turning calendar year returns for the S&P 500® negative. Dynamic equity exposure during these V-shaped bouts of volatility, in which markets sold off sharply and recovered during short periods, detracted from performance, while an overweight equity position during the summer market rally was additive. Investment in S&P 500® put options, used to hedge against equity market shocks, helped to offset some relative equity losses as the S&P 500® ended the year lower.

The fixed income component of the Portfolio contributed to performance. U.S. duration and curve positioning, which was partially facilitated through cash bonds, interest rate swaps, options and futures, contributed to performance as both benefited from a general rise in interest rates. Outside the U.S., a short position in U.K. duration, which was partially facilitated through the use of interest rate swaps, added as rates rose, while short positions in Japanese duration, in part achieved through the use of interest rate swaps, detracted as rates fell over the year. Within spread strategies, an underweight bias to investment grade credit, in part facilitated through the use of credit default swaps, modestly added while exposure to agency mortgage-backed securities detracted as spreads ended the year broadly wider. Tactical positions in Treasury Inflation-Protected Securities detracted as inflation expectations fell over the year.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Josh Davis, Ph.D.

Michael Cudzil

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	6.85
Duration †	4.86

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	45.7%
Corporate Debt Securities	39.5
Repurchase Agreements	28.2
U.S. Government Agency Obligations	15.5
Asset-Backed Securities	4.2
Foreign Government Obligations	3.9
Mortgage-Backed Securities	3.3
Municipal Government Obligations	0.9
Exchange-Traded Options Purchased	0.8
Short-Term U.S. Government Obligations	0.5
Over-the-Counter Interest Rate Swaptions Purchased	0.5
Other Investment Company	0.4
Loan Assignments	0.3
Short-Term Foreign Government Obligations	0.2
Certificate of Deposit	0.1
Net Other Assets (Liabilities) ^	(44.0)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(4.92)%	3.45%	3.24%	05/01/2009
S&P 500® (A)	(4.38)%	8.49%	13.89%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark (A) (B) (C) (D) (E) (F)	(2.89)%	4.59%	7.51%
Service Class	(5.15)%	3.20%	2.99%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: 52% Bloomberg Barclays US Government/Credit Index, 25% S&P 500®, 13% Bloomberg Barclays Long Government/Credit Index, 5% MSCI EAFE Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$960.20	$4.84	$1,020.30	$4.99	0.98%
Service Class	1,000.00	958.90	6.07	1,019.00	6.26	1.23

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 4.2%
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 3.59% (A), 04/25/2026 (B)	$ 277,496	$ 276,679
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2, 1-Month LIBOR + 1.20%, 3.71% (A), 01/25/2045	346,384	344,165
California Republic Auto Receivables Trust Series 2018-1, Class A1, 2.45%, 07/15/2019	37,198	37,198
Crown Point CLO, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 3.39% (A), 07/17/2028 (B)	600,000	589,775
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 3.59% (A), 01/16/2026 (B)	860,069	856,578
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 3.34% (A), 10/15/2027 (B)	900,000	890,195
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 3.39% (A), 03/25/2035	215,569	216,466
Figueroa CLO, Ltd. Series 2013-2A, Class A1RR, 3-Month LIBOR + 0.85%, 3.64% (A), 06/20/2027 (B)	300,000	296,658
Flagship CLO, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 3.29% (A), 01/16/2026 (B)	300,000	297,195
Flagship VII, Ltd. Series 2013-7A, Class A1R, 3-Month LIBOR + 1.12%, 3.59% (A), 01/20/2026 (B)	452,158	451,340
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	1,200,000	1,170,581
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 3.49% (A), 01/21/2028 (B)	300,000	298,354
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 3.57% (A), 10/22/2025 (B)	800,000	796,438
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 3.34% (A), 04/15/2028 (B)	1,000,000	982,925
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 3.24% (A), 10/15/2026 (B)	500,000	495,097

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 3.21% (A), 12/26/2031 (B)	$ 26,358	$ 26,345
Oaktree CLO, Ltd. Series 2014-2A, Class A1AR, 3-Month LIBOR + 1.22%, 3.69% (A), 10/20/2026 (B)	300,000	298,966
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 3.15% (A), 11/15/2026 (B)	500,000	495,316
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 3.46% (A), 11/25/2065 (B)	319,805	321,406
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 3.91% (A), 02/17/2032 (B)	793,284	809,933
Zais CLO 1, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 3.59% (A), 04/15/2028 (B)	500,000	495,248
Zephyrus Capital Aviation Partners, Ltd. Series 2018-1, Class A, 4.61%, 10/15/2038 (B) (C)	922,500	915,975

Total Asset-Backed Securities (Cost $11,334,212)		11,362,833

CERTIFICATE OF DEPOSIT - 0.1%
Banks - 0.1%
Lloyds Bank Corporate Markets PLC 3-Month LIBOR + 0.50%, 2.91% (A), 10/26/2020	400,000	400,000

Total Certificate of Deposit (Cost $400,000)		400,000

CORPORATE DEBT SECURITIES - 39.5%
Aerospace & Defense - 0.0% (D)
United Technologies Corp. 3.95%, 08/16/2025	100,000	99,226

Airlines - 0.9%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	368,869	348,376
3.25%, 04/15/2030	92,157	87,730
British Airways Pass-Through Trust 3.80%, 03/20/2033 (B) (E)	199,814	195,901
Continental Airlines Pass-Through Trust 5.50%, 04/29/2022	27,259	27,534
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	995,643	969,756
United Airlines Pass-Through Trust
2.88%, 04/07/2030	473,569	434,879
3.10%, 04/07/2030	473,569	437,280

		2,501,456

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks - 9.4%
AIB Group PLC 4.75%, 10/12/2023 (B)	$ 400,000	$ 396,042
Bank of America Corp. 2.63%, 10/19/2020, MTN	560,000	554,131
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	2,481,000	2,317,625
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	400,000	391,194
Bank of Montreal
1.75%, 06/15/2021 (B) (F)	900,000	875,742
2.55%, 11/06/2022, MTN	200,000	193,942
Barclays PLC
3.25%, 02/12/2027, MTN (G)	GBP 400,000	488,282
3.65%, 03/16/2025	$ 500,000	460,870
4.34%, 01/10/2028	400,000	370,135
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	400,000	396,624
BNP Paribas SA 3.38%, 01/09/2025 (B)	900,000	846,969
BPCE SA 3-Month LIBOR + 1.24%, 4.02% (A), 09/12/2023 (B)	800,000	787,162
Citigroup, Inc. 4.40%, 06/10/2025	300,000	293,593
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	1,400,000	1,363,530
HSBC USA, Inc.
2.38%, 11/13/2019	180,000	178,854
2.75%, 08/07/2020	1,650,000	1,632,047
3-Month LIBOR + 0.61%, 3.23% (A), 11/13/2019	100,000	100,092
ING Groep NV 3-Month LIBOR + 1.00%, 3.80% (A), 10/02/2023	900,000	890,962
JPMorgan Chase & Co.
3.25%, 09/23/2022	200,000	198,412
3.90%, 07/15/2025	100,000	99,092
3-Month LIBOR + 3.47%, 5.99% (A), 01/30/2019 (H)	200,000	197,250
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	189,738
4.55%, 08/16/2028	1,000,000	960,812
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	250,000	249,119
Mitsubishi UFJ Financial Group, Inc. 3-Month LIBOR + 1.88%, 4.62% (A), 03/01/2021	535,000	548,008
Mitsubishi UFJ Trust & Banking Corp. 2.65%, 10/19/2020 (B)	200,000	197,809
Mizuho Financial Group, Inc. 3-Month LIBOR + 1.00%, 3.77% (A), 09/11/2024 (F)	400,000	399,418
MUFG Bank, Ltd. 2.30%, 03/05/2020 (B)	200,000	198,104
National Australia Bank, Ltd. 1.38%, 07/12/2019	500,000	495,875

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	$ 400,000	$ 381,819
Fixed until 08/15/2021 (H), 8.63% (A)	600,000	621,000
Santander UK Group Holdings PLC
2.88%, 10/16/2020	860,000	844,996
3.13%, 01/08/2021	100,000	98,172
Santander UK PLC 2.38%, 03/16/2020	1,700,000	1,681,435
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (G)	400,000	401,064
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (G) (H)	EUR 400,000	497,301
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$860,000	851,283
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026	200,000	182,901
3-Month LIBOR + 0.80%, 3.24% (A), 10/16/2023	400,000	396,722
Swedbank AB 2.20%, 03/04/2020 (B)	450,000	444,831
UniCredit SpA 7.83%, 12/04/2023 (B) (E)	400,000	418,072
Wells Fargo & Co.
2.55%, 12/07/2020, MTN	80,000	78,873
3.00%, 02/19/2025, MTN	200,000	188,485
Fixed until 05/22/2027, 3.58% (A), 05/22/2028, MTN	300,000	288,023
Wells Fargo Bank NA 3.55%, 08/14/2023	1,000,000	995,772
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	700,000	693,176

		25,335,358

Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. 4.38%, 04/15/2038	400,000	356,879

Biotechnology - 0.5%
AbbVie, Inc.
2.90%, 11/06/2022	350,000	340,560
3.20%, 11/06/2022	1,000,000	985,070

		1,325,630

Building Products - 0.3%
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	410,000	408,484
Masco Corp. 4.45%, 04/01/2025	20,000	20,037
Owens Corning
3.40%, 08/15/2026	300,000	273,957
4.20%, 12/01/2024	20,000	19,841

		722,319

Capital Markets - 3.4%
Brighthouse Holdings LLC 6.50% (I), 07/27/2037 (B) (E) (H)	200,000	182,000
Charles Schwab Corp. Fixed until 12/01/2027 (H), 5.00% (A)	500,000	418,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse Group AG Fixed until 01/12/2028, 3.87% (A), 01/12/2029 (B)	$ 400,000	$ 372,124
4.28%, 01/09/2028 (B)	400,000	385,882
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	900,000	858,201
Deutsche Bank AG 3-Month LIBOR + 1.29%, 3.77% (A), 02/04/2021	800,000	778,041
4.25%, 10/14/2021	400,000	391,101
Goldman Sachs Group, Inc. 3.75%, 05/22/2025	60,000	57,406
3.85%, 07/08/2024, MTN	2,300,000	2,248,403
Intercontinental Exchange, Inc. 2.75%, 12/01/2020	40,000	39,731
Lazard Group LLC 3.75%, 02/13/2025	30,000	29,099
Morgan Stanley Fixed until 04/24/2023, 3.74% (A), 04/24/2024	400,000	396,594
4.00%, 07/23/2025, MTN	60,000	59,193
5.50%, 07/24/2020, MTN	1,900,000	1,958,665
S&P Global, Inc. 4.40%, 02/15/2026	40,000	41,270
UBS AG 4.50%, 06/26/2048 (B)	600,000	619,828
UBS Group Funding Switzerland AG 4.13%, 09/24/2025 (B)	400,000	398,521

		9,234,809

Chemicals - 0.3%
International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	400,000	400,307
SASOL Financing USA LLC 5.88%, 03/27/2024	400,000	399,156

		799,463

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC 4.50%, 02/15/2045 (B)	15,000	14,111
7.00%, 10/15/2037 (B)	300,000	372,982

		387,093

Consumer Finance - 1.3%
American Express Credit Corp. 3-Month LIBOR + 0.49%, 3.11% (A), 08/15/2019, MTN	100,000	99,971
Daimler Finance North America LLC 1.50%, 07/05/2019 (B)	200,000	198,030
Ford Motor Credit Co. LLC 3-Month LIBOR + 0.93%, 3.75% (A), 09/24/2020, MTN	400,000	392,837
5.75%, 02/01/2021	400,000	407,959
General Motors Financial Co., Inc. 3.20%, 07/13/2020	150,000	148,138
3.70%, 11/24/2020	830,000	826,644
Hyundai Capital America 2.50%, 03/18/2019 (B)	500,000	499,168
Synchrony Financial 2.70%, 02/03/2020	15,000	14,745

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	$ 200,000	$ 198,871
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	700,000	696,587

		3,482,950

Diversified Consumer Services - 0.7%
Nationwide Building Society 3.90%, 07/21/2025 (B)	1,900,000	1,847,231

Diversified Financial Services - 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025	1,000,000	949,343
Helios Leasing I LLC 1.56%, 09/28/2024	100,767	97,027
ORIX Corp. 3.25%, 12/04/2024	600,000	581,378
Protective Life Global Funding 2.70%, 11/25/2020 (B)	830,000	820,173
Tagua Leasing LLC 1.58%, 11/16/2024	105,085	101,455
Voya Financial, Inc. Fixed until 01/23/2028, 4.70% (A), 01/23/2048	200,000	157,500

		2,706,876

Diversified Telecommunication Services - 1.8%
AT&T, Inc. 3.40%, 05/15/2025	580,000	546,159
3-Month LIBOR + 0.93%, 3.73% (A), 06/30/2020	40,000	39,964
3-Month LIBOR + 1.18%, 3.96% (A), 06/12/2024	1,000,000	969,992
4.30%, 02/15/2030	527,000	498,007
5.25%, 03/01/2037	600,000	589,336
Verizon Communications, Inc. 3.38%, 02/15/2025	697,000	676,375
4.33%, 09/21/2028	717,000	719,947
4.52%, 09/15/2048	848,000	794,792

		4,834,572

Electric Utilities - 2.0%
AEP Texas, Inc. 3.95%, 06/01/2028 (B)	500,000	500,745
Appalachian Power Co. 3.40%, 06/01/2025	650,000	636,475
Duke Energy Corp. 3.75%, 04/15/2024	100,000	100,158
3.95%, 10/15/2023	300,000	302,707
Duke Energy Florida LLC 3.80%, 07/15/2028	500,000	504,997
Electricite de France SA 3.63%, 10/13/2025 (B)	800,000	771,113
Entergy Louisiana LLC 3.30%, 12/01/2022	100,000	99,364
Entergy Mississippi LLC 2.85%, 06/01/2028	1,100,000	1,028,344
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	300,000	292,050
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	200,000	193,049

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Pacific Gas & Electric Co. 3.50%, 06/15/2025	$ 20,000	$ 17,141
4.25%, 08/01/2023 (B)	300,000	277,972
Southwestern Electric Power Co. 6.20%, 03/15/2040	600,000	710,080

		5,434,195

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.25%, 09/08/2024	300,000	279,333
Flex, Ltd. 4.75%, 06/15/2025	20,000	19,593

		298,926

Energy Equipment & Services - 0.4%
Energy Transfer Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	850,000	884,403
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (E) (G)	186,000	178,653

		1,063,056

Equity Real Estate Investment Trusts - 3.4%
Alexandria Real Estate Equities, Inc. 3.95%, 01/15/2027	100,000	97,032
4.30%, 01/15/2026	1,090,000	1,089,840
4.50%, 07/30/2029	200,000	199,790
American Tower Corp. 3.38%, 10/15/2026	600,000	558,190
4.00%, 06/01/2025	300,000	294,315
4.40%, 02/15/2026	670,000	669,477
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	600,000	590,075
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 3.59% (A), 02/01/2022	600,000	597,743
Crown Castle International Corp. 4.45%, 02/15/2026	200,000	199,121
5.25%, 01/15/2023	900,000	934,582
Digital Realty Trust, LP 3.95%, 07/01/2022	860,000	865,109
Federal Realty Investment Trust 3.63%, 08/01/2046	150,000	127,395
Kilroy Realty, LP 4.38%, 10/01/2025	590,000	592,071
Mid-America Apartments, LP 4.00%, 11/15/2025	580,000	577,834
National Retail Properties, Inc. 4.80%, 10/15/2048	500,000	484,980
Prologis, LP 3.75%, 11/01/2025	20,000	20,100
Unibail-Rodamco SE 3-Month LIBOR + 0.77%, 3.21% (A), 04/16/2019, MTN (G)	200,000	200,224
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	500,000	500,932
Welltower, Inc. 4.95%, 09/01/2048	300,000	297,020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
WP Carey, Inc. 4.60%, 04/01/2024	$ 400,000	$ 405,955

		9,301,785

Food Products - 0.1%
Kraft Heinz Foods Co. 3.50%, 07/15/2022	20,000	19,710
4.38%, 06/01/2046	300,000	247,148

		266,858

Gas Utilities - 0.2%
Southern California Gas Co. 4.13%, 06/01/2048	500,000	496,592

Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. 3.38%, 05/15/2022	650,000	645,825
Zimmer Biomet Holdings, Inc. 2.70%, 04/01/2020	1,620,000	1,604,540
3.15%, 04/01/2022	30,000	29,331
3.55%, 04/01/2025	30,000	28,514

		2,308,210

Health Care Providers & Services - 0.8%
Aetna, Inc. 3.50%, 11/15/2024	20,000	19,337
AHS Hospital Corp. 5.02%, 07/01/2045	400,000	444,294
CHRISTUS Health 4.34%, 07/01/2028	300,000	306,140
CVS Health Corp. 4.10%, 03/25/2025	100,000	99,002
4.30%, 03/25/2028	350,000	342,163
4.78%, 03/25/2038	50,000	47,913
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	200,000	208,602
HCA, Inc. 5.63%, 09/01/2028	200,000	193,000
Humana, Inc. 4.80%, 03/15/2047	200,000	200,158
Northwell Healthcare, Inc. 3.98%, 11/01/2046	400,000	364,385

		2,224,994

Hotels, Restaurants & Leisure - 0.3%
McDonald’s Corp. 3.80%, 04/01/2028, MTN	800,000	785,423

Industrial Conglomerates - 0.3%
General Electric Co.
Fixed until 01/21/2021 (H), 5.00% (A)	800,000	612,000
5.55%, 01/05/2026, MTN	100,000	97,811

		709,811

Insurance - 2.4%
Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	200,000	198,307
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	40,000	39,129
First American Financial Corp. 4.60%, 11/15/2024	20,000	20,317
Great-West Lifeco Finance, LP 4.05%, 05/17/2028 (B)	200,000	203,435

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	$ 820,000	$ 809,492
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	20,000	19,764
Meiji Yasuda Life Insurance Co. Fixed until 04/26/2028, 5.10% (A), 04/26/2048 (B)	600,000	592,500
MetLife, Inc. 4.05%, 03/01/2045	20,000	18,643
Metropolitan Life Global Funding I 2.00%, 04/14/2020 (B)	150,000	147,855
2.30%, 04/10/2019 (B)	100,000	99,830
2.50%, 12/03/2020 (B)	950,000	938,643
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,000,000	878,550
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	830,000	818,429
Principal Life Global Funding II 2.20%, 04/08/2020 (B)	600,000	593,141
3.00%, 04/18/2026 (B) (F)	300,000	287,944
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	800,000	765,700
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	91,822
XLIT, Ltd. 4.45%, 03/31/2025	20,000	19,875

		6,543,376

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. 5.20%, 12/03/2025	410,000	450,380

IT Services - 0.2%
Fidelity National Information Services, Inc. 4.50%, 10/15/2022	424,000	436,703

Life Sciences Tools & Services - 0.0% (D)
Thermo Fisher Scientific, Inc. 3.30%, 02/15/2022	40,000	39,830

Machinery - 0.2%
Wabtec Corp. 4.15%, 03/15/2024	600,000	579,808

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	300,000	288,715

Media - 1.6%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.20%, 03/15/2028	500,000	471,000
4.46%, 07/23/2022	1,800,000	1,817,290
5.38%, 05/01/2047	300,000	271,851
Comcast Corp. 3-Month LIBOR + 0.63%, 3.04% (A), 04/15/2024	700,000	683,945
4.40%, 08/15/2035	20,000	19,348
4.75%, 03/01/2044	600,000	600,961
Discovery Communications LLC 5.00%, 09/20/2037	300,000	278,272

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Sky, Ltd. 3.13%, 11/26/2022 (B)	$ 80,000	$ 78,932

		4,221,599

Metals & Mining - 0.2%
Indonesia Asahan Aluminium Persero PT 5.23%, 11/15/2021 (B)	500,000	506,531

Multi-Utilities - 0.6%
CenterPoint Energy, Inc. Fixed until 09/01/2023 (H), 6.13% (A)	500,000	486,875
DTE Electric Co. 3.70%, 06/01/2046	1,000,000	929,162
E.ON International Finance BV 6.65%, 04/30/2038 (B)	300,000	351,184

		1,767,221

Oil, Gas & Consumable Fuels - 2.1%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	300,000	291,910
BP Capital Markets America, Inc. 3.79%, 02/06/2024	200,000	202,158
Concho Resources, Inc. 3.75%, 10/01/2027	300,000	282,409
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (G)	400,000	416,000
Energy Transfer Operating, LP 4.05%, 03/15/2025	200,000	187,711
4.75%, 01/15/2026	40,000	38,866
7.50%, 07/01/2038	100,000	111,624
Eni SpA 4.75%, 09/12/2028 (B)	200,000	195,508
Enterprise Products Operating LLC 3.70%, 02/15/2026	870,000	857,205
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,000,000	1,043,357
Shell International Finance BV 4.00%, 05/10/2046	400,000	386,265
Sinopec Group Overseas Development 2018, Ltd. 4.13%, 09/12/2025 (B) (F)	500,000	500,575
TransCanada PipeLines, Ltd. 5.10%, 03/15/2049	100,000	99,672
7.63%, 01/15/2039	300,000	373,677
TransCanada Trust Fixed until 03/15/2027, 5.30% (A), 03/15/2077	200,000	172,625
Woodside Finance, Ltd. 3.65%, 03/05/2025 (B)	20,000	18,997
3.70%, 03/15/2028 (B)	500,000	462,470

		5,641,029

Pharmaceuticals - 0.9%
Baxalta, Inc. 3.60%, 06/23/2022	6,000	5,954
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,000,000	908,141
Mylan, Inc. 4.55%, 04/15/2028 (B)	200,000	186,405
Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	200,000	189,063
3.20%, 09/23/2026	300,000	271,477

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co., Ltd. 3.80%, 11/26/2020 (B)	$ 500,000	$ 503,016
Zoetis, Inc. 3.90%, 08/20/2028	400,000	391,885

		2,455,941

Professional Services - 0.2%
IHS Markit, Ltd. 4.75%, 08/01/2028	500,000	489,595

Road & Rail - 0.6%
Burlington Northern Santa Fe LLC 4.13%, 06/15/2047	800,000	774,221
5.15%, 09/01/2043	200,000	223,939
Kansas City Southern 4.95%, 08/15/2045	500,000	509,352
Union Pacific Corp. 4.10%, 09/15/2067	200,000	169,968

		1,677,480

Software - 0.3%
Microsoft Corp. 4.10%, 02/06/2037	500,000	513,081
Oracle Corp. 2.95%, 05/15/2025	290,000	277,514

		790,595

Specialty Retail - 0.1%
QVC, Inc. 4.45%, 02/15/2025	100,000	92,156
4.85%, 04/01/2024	100,000	96,634

		188,790

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc. 3-Month LIBOR + 0.30%, 2.89% (A), 05/06/2019	100,000	100,064
2.90%, 09/12/2027	300,000	281,973
3.35%, 02/09/2027	300,000	292,317
3.75%, 09/12/2047	200,000	183,700
4.65%, 02/23/2046	200,000	211,708
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	600,000	652,109

		1,721,871

Tobacco - 0.3%
BAT Capital Corp. 4.39%, 08/15/2037	800,000	654,775
BAT International Finance PLC 3.50%, 06/15/2022 (B)	20,000	19,568
Reynolds American, Inc. 4.00%, 06/12/2022	20,000	19,784

		694,127

Trading Companies & Distributors - 0.1%
GATX Corp. 3.25%, 09/15/2026	250,000	229,195

Transportation Infrastructure - 0.2%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.95%, 03/10/2025 (B)	400,000	391,849

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Transportation Infrastructure (continued)
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025 (B)	$ 20,000	$ 19,195
3.90%, 03/22/2023 (B)	200,000	198,930

		609,974

Water Utilities - 0.0% (D)
American Water Capital Corp. 3.40%, 03/01/2025	20,000	19,760

Wireless Telecommunication Services - 0.3%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 4.74%, 09/20/2029 (B)	400,000	392,500
5.15%, 09/20/2029 (B)	400,000	393,000

		785,500

Total Corporate Debt Securities (Cost $109,919,357)		106,661,732

FOREIGN GOVERNMENT OBLIGATIONS - 3.9%
Canada - 0.7%
Province of Ontario 1.65%, 09/27/2019	1,200,000	1,190,651
Province of Quebec 2.50%, 04/20/2026	900,000	870,907

		2,061,558

Indonesia - 0.3%
Indonesia Government International Bond 4.45%, 02/11/2024	800,000	804,150

Japan - 1.2%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	1,800,000	1,733,617
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	1,500,000	1,464,724

		3,198,341

Kuwait - 0.2%
Kuwait International Government Bond 3.50%, 03/20/2027 (B)	500,000	497,172

Peru - 0.1%
Peru Government International Bond 5.94%, 02/12/2029 (B)	PEN 1,200,000	360,694

Qatar - 1.1%
Qatar Government International Bond
2.38%, 06/02/2021 (G)	$ 2,800,000	2,733,892
4.50%, 01/20/2022 (G)	200,000	205,853

		2,939,745

Republic of Korea - 0.1%
Export-Import Bank of Korea 3-Month LIBOR + 0.70%, 3.39% (A), 05/26/2019	200,000	200,152

United Arab Emirates - 0.2%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	500,000	477,520

Total Foreign Government Obligations (Cost $10,709,990)		10,539,332

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
LOAN ASSIGNMENT - 0.3%
Capital Markets - 0.3%
Zephyrus Capital Aviation Partners LLC Term Loan, TBD, 10/15/2038 (C) (J) (K) (L)	$ 900,000	$ 886,666

Total Loan Assignment (Cost $886,666)		886,666

MORTGAGE-BACKED SECURITIES - 3.3%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.98% (A), 04/24/2049 (G)	GBP 228,152	290,642
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 4.19% (A), 05/25/2034	$ 13,806	13,943
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 2.95% (A), 07/25/2035	12,174	12,136
BX Trust Series 2017-APPL, Class A, 1-Month LIBOR + 0.88%, 3.34% (A), 07/15/2034 (B)	1,610,526	1,600,141
CHL Mortgage Pass-Through Trust Series 2004-J3, Class A7, 5.50%, 05/25/2034	164,617	165,476
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	400,000	398,294
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,000,000	993,112
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 1.07% (A), 12/10/2044 (G)	GBP 130,016	163,191
Federal Home Loan Mortgage Corp. Series W5FX, Class AFX, 3.21% (A), 04/25/2028	$ 1,000,000	999,777
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	600,000	604,584
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (J)	584,391	578,662
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 3.19% (A), 04/25/2028	257,630	247,048
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	900,000	892,106
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.99% (A), 12/15/2048	1,666,898	54,269

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 3.03% (A), 05/25/2035	$ 57,385	$ 57,175
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 1.09% (A), 06/10/2043 (G)	GBP 129,808	163,263
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 1.11% (A), 06/10/2059 (G)	419,817	507,482
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 1.66% (A), 06/10/2059 (G)	81,184	94,738
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 1.26% (A), 06/10/2059 (G)	97,117	114,619
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 1.46% (A), 06/10/2059 (G)	75,873	89,553
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	$ 900,000	887,095

Total Mortgage-Backed Securities (Cost $9,118,202)		8,927,306

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.9%
California - 0.3%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	267,010
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	274,804
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	414,147

		955,961

Florida - 0.1%
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	200,000	202,978

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	200,000	178,878

Michigan - 0.1%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	235,000	229,369

New York - 0.2%
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	500,000	508,705

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Utah - 0.0% (D)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 3.26% (A), 12/26/2031	$ 32,174	$ 32,271

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	190,000	186,149

Total Municipal Government Obligations (Cost $2,285,929)		2,294,311

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.5%
Federal Home Loan Mortgage Corp.
2.38%, 01/13/2022	7,500,000	7,470,135
4.50%, 08/01/2048	1,296,765	1,349,338
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1-Month LIBOR + 0.67%, 3.02% (A), 02/25/2023	236,214	236,361
Federal Home Loan Mortgage Corp. REMICs
1-Month LIBOR + 0.35%, 2.65% (A), 01/15/2038	804,914	800,030
1-Month LIBOR + 0.40%, 2.86% (A), 02/15/2041 - 09/15/2045	348,959	350,385
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.57% (A), 01/15/2038	804,914	43,173
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 3.43% (A), 09/15/2043	1,014,821	160,616
Federal National Mortgage Association
3.50%, 06/01/2045	289,159	290,207
3.50%, TBA (C)	23,900,000	23,877,741
3.70%, 09/01/2034	465,155	467,459
4.00%, 09/01/2048	493,898	503,573
4.50%, TBA (C)	1,800,000	1,862,191
5.50%, TBA (C)	500,000	528,516
Federal National Mortgage Association REMICs
1-Month LIBOR + 0.57%, 3.08% (A), 06/25/2041	291,435	294,526
1-Month LIBOR + 0.75%, 3.26% (A), 05/25/2040	269,884	273,052
1-Month LIBOR + 0.85%, 3.36% (A), 11/25/2039	794,854	814,616
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	539,386	45,870
Federal National Mortgage Association REMICS 1-Month LIBOR + 0.55%, 3.06% (A), 02/25/2041	319,800	320,730

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association 1-Month LIBOR + 0.80%, 3.11% (A), 05/20/2066 - 06/20/2066	$ 2,216,210	$ 2,244,417

Total U.S. Government Agency Obligations (Cost $41,661,968)		41,932,936

U.S. GOVERNMENT OBLIGATIONS - 45.7%
U.S. Treasury - 43.0%
U.S. Treasury Bonds
2.75%, 08/15/2047	1,500,000	1,420,605
2.88%, 11/15/2046 (M)	1,700,000	1,652,918
3.00%, 02/15/2048 (C) (M)	1,930,000	1,919,672
3.00%, 08/15/2048	1,010,000	1,005,226
3.13%, 05/15/2048 (M)	2,310,000	2,353,854
3.38%, 05/15/2044	160,000	170,413
4.25%, 05/15/2039 (M)	3,400,000	4,101,648
4.25%, 11/15/2040	1,200,000	1,450,125
4.38%, 11/15/2039 - 05/15/2040 (M)	5,880,000	7,211,910
4.38%, 05/15/2041	700,000	861,547
4.50%, 08/15/2039 (M)	16,630,000	20,723,838
6.25%, 05/15/2030	270,000	362,106
U.S. Treasury Notes
1.25%, 04/30/2019 (M) (N)	727,000	724,018
1.88%, 03/31/2022 - 07/31/2022 (M)	18,600,000	18,248,496
2.00%, 12/31/2021 (M) (N)	2,200,000	2,169,922
2.00%, 11/15/2026 (M)	1,875,000	1,789,819
2.13%, 12/31/2022 (M)	100,000	98,590
2.25%, 02/15/2027 - 08/15/2027 (M)	42,050,000	40,789,707
2.38%, 05/15/2027 (M)	5,100,000	4,993,219
2.75%, 04/30/2023 - 05/31/2023 (M)	2,500,000	2,526,684
2.88%, 05/15/2028 (M)	1,540,000	1,563,641

		116,137,958

U.S. Treasury Inflation-Protected Securities - 2.7%
U.S. Treasury Inflation-Indexed Bond
1.00%, 02/15/2046 (M)	1,173,931	1,112,850
1.00%, 02/15/2048	820,352	777,401
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	415,912	402,341
0.50%, 01/15/2028 (M)	3,690,576	3,522,001
0.75%, 07/15/2028	1,511,085	1,479,033

		7,293,626

Total U.S. Government Obligations (Cost $125,207,041)		123,431,584

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
Greece - 0.2%
Hellenic Republic Treasury Bill 1.27% (O), 03/15/2019	EUR 400,000	456,888

Total Short-Term Foreign Government Obligations (Cost $492,491)		456,888

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.5%
U.S. Treasury Bill
2.25% (O), 01/03/2019	$ 180,000	179,978
2.27% (O), 01/03/2019	2,000	2,000
2.33% (O), 01/31/2019 (P)	673,000	671,721
2.34% (O), 01/31/2019	338,000	337,355

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bill (continued)
2.35% (O), 02/07/2019 (P)	$ 105,000	$ 104,751

Total Short-Term U.S. Government Obligations (Cost $1,295,805)		1,295,805

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (O)	1,193,033	1,193,033

Total Other Investment Company (Cost $1,193,033)		1,193,033

	Principal	Value
REPURCHASE AGREEMENTS - 28.2%
BNP Paribas, 3.10% (O), dated 12/31/2018, to be repurchased at $21,803,754 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 2/15/2024, and with a value of $22,308,153.	$ 21,800,000	21,800,000
Fixed Income Clearing Corp., 1.45% (O), dated 12/31/2018, to be repurchased at $3,105,025 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $3,170,919.	3,104,775	3,104,775
RBC Capital Markets LLC, 3.20% (O), dated 12/31/2018, to be repurchased at $21,803,876 on 01/02/2019. Collateralized by U.S. Government Obligations, 1.75% - 2.75%, due 06/30/2022 - 11/15/2023, and with a total value of $22,318,114.	21,800,000	21,800,000
Toronto-Dominion Securities, Inc., 3.13% (O), dated 12/31/2018, to be repurchased at $29,605,147 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.00% due 04/30/2024, and with a value of $30,403,573.	29,600,000	29,600,000

Total Repurchase Agreements (Cost $76,304,775)		76,304,775

Total Investments Excluding Purchased Options/Swaptions (Cost $390,809,469)		385,687,201
Total Purchased Options/Swaptions - 1.3% (Cost $3,433,921)		3,582,913

Total Investments (Cost $394,243,390)		389,270,114
Net Other Assets (Liabilities) - (44.0)%		(118,913,499)

Net Assets - 100.0%		$ 270,356,615

	Principal	Value
REVERSE REPURCHASE AGREEMENTS - (34.3)%

Bank of Nova Scotia, 2.37% (O), dated 11/02/2018, to be repurchased at $(23,557,363) on 01/09/2019. Collateralized by U.S. Government Obligations, 2.25% - 3.38%, due 11/15/2019 - 11/15/2044, and with a total value of $(23,965,194).

	$ (23,452,375)	$ (23,452,375)
Bank of Nova Scotia, 2.38% (O), dated 10/10/2018, to be repurchased at $(6,840,479) on 01/10/2019. Collateralized by U.S. Government Obligations, 1.88% - 3.63%, due 11/15/2019 - 11/15/2044, and with a total value of $(6,934,689).	(6,799,125)	(6,799,125)
Bank of Nova Scotia, 2.37% (O), dated 11/27/2018, to be repurchased at $(4,869,997) on 01/09/2019. Collateralized by U.S. Government Obligations, 1.88% - 3.63%, due 11/15/2019 - 11/15/2044, and with a total value of $(4,819,209).	(4,856,250)	(4,856,250)
Bank of Nova Scotia, 2.37% (O), dated 10/09/2018, to be repurchased at $(8,037,135) on 01/09/2019. Collateralized by U.S. Government Obligations, 1.88% - 3.63%, due 11/15/2019 - 11/15/2044, and with a total value of $(7,927,816).	(7,988,750)	(7,988,750)
Deutsche Bank Securities, Inc., 2.48% (O), dated 10/29/2018, to be repurchased at $(772,656) on 01/25/2019. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and with a value of $(785,951).	(768,000)	(768,000)
JPMorgan Securities LLC, 2.38% (O), dated 10/29/2018, to be repurchased at $(731,739) on 01/22/2019. Collateralized by a U.S. Government Obligation, 3.00%, due 08/15/2048, and with a value of $(775,311).	(727,650)	(727,650)
Merrill Lynch Pierce Fenner & Smith, 2.40% (O), dated 10/31/2018, to be repurchased at $(2,244,330) on 01/22/2019. Collateralized by a U.S. Government Obligation, 3.13%, due 05/15/2048, and with a value of $(2,363,903).	(2,231,980)	(2,231,980)
Merrill Lynch Pierce Fenner & Smith, 2.50% (O), dated 11/08/2018, to be repurchased at $(5,395,761) on 01/08/2019. Collateralized by U.S. Government Obligations, 1.88% - 3.13%, due 04/30/2022 - 05/15/2048, and with a total value of $(5,501,407).	(5,373,000)	(5,373,000)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Merrill Lynch Pierce Fenner & Smith, 3.00% (O), dated 12/18/2018, to be repurchased at $(1,552,188) on 01/02/2019. Collateralized by a U.S. Government Obligation, 3.13%, due 05/15/2048 and with a value of $(1,595,316).

	$ (1,550,250)	$ (1,550,250)
RBS Securities, Inc., 2.46% (O), dated 10/19/2018, to be repurchased at $(18,664,885) on 01/22/2019. Collateralized by a U.S. Government Obligation, 4.50%, due 08/15/2039, and Cash with a total value of $(18,782,347).	(18,544,500)	(18,544,500)
RBS Securities, Inc., 2.54% (O), dated 11/14/2018, to be repurchased at $(5,472,795) on 02/14/2019. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2027, and Cash with a total value of (5,390,889).	(5,437,500)	(5,437,500)
RBS Securities, Inc., 2.66% (O), dated 12/04/2018, to be repurchased at $(3,357,014) on 01/14/2019. Collateralized by a U.S. Government Obligation, 4.38%, due 11/15/2039, and with a value of $(3,335,971).	(3,346,875)	(3,346,875)

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

RBS Securities, Inc., 2.80% (O), dated 12/27/2018, to be repurchased at $(741,341) 01/28/2019. Collateralized by a U.S. Government Obligation, 4.38%, due 05/15/2040, and Cash with a total value of $(703,121).

	$ (739,500)	$ (739,500)
Royal Bank of Canada, 2.47% (O), dated 10/22/2018, to be repurchased at $(4,739,731) on 01/22/2019. Collateralized by a U.S. Government Obligation, 4.38%, due 11/15/2039, and with a total value of $(4,791,106).	(4,710,000)	(4,710,000)
Royal Bank of Canada, 2.58% (O), dated 11/20/2018, to be repurchased at $(6,194,999) on 01/18/2019. Collateralized by U.S. Government Obligations, 2.38% - 4.38%, due 05/15/2027 - 11/15/2039, and with a total value of $(6,360,856).	(6,168,475)	(6,168,475)

Total Reverse Repurchase Agreements		$ (92,694,230)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price	Expiration Date	Notional Amount	Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD 2,100.00	12/20/2019	USD 80,469,885	321	$2,555,492	$2,195,640

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	GSB	3-Month USD-LIBOR	Receive	2.15%	01/31/2019	USD	28,500,000	$29,925	$941
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	DUB	3-Month USD-LIBOR	Receive	3.02	07/09/2020	USD	42,900,000	158,730	285,265
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	GSB	3-Month USD-LIBOR	Receive	3.04	06/22/2020	USD	26,300,000	95,537	175,625
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	MSC	3-Month USD-LIBOR	Receive	3.04	06/22/2020	USD	90,100,000	326,162	601,665
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	MSC	3-Month USD-LIBOR	Receive	3.25	01/31/2019	USD	19,800,000	59,400	280,241
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E)	MLI	3-Month USD-LIBOR	Pay	3.40	05/16/2019	USD	8,900,000	113,475	10,737
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E)	MLI	3-Month USD-LIBOR	Pay	3.60	10/01/2019	USD	5,100,000	95,200	32,799

Total								$878,429	$1,387,273

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

OVER-THE-COUNTER CREDIT DEFAULT SWAPTIONS WRITTEN:

Description	Counterparty	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - North America Investment Grade Index - Series 31	MLI	Pay	0.85%	01/16/2019	USD	3,200,000	$(4,680)	$(8,800)
Put - North America Investment Grade Index - Series 31	MLI	Pay	0.90	01/16/2019	USD	500,000	(600)	(812)
Put - North America Investment Grade Index - Series 31	GSI	Pay	0.90	01/16/2019	USD	300,000	(413)	(487)
Put - North America Investment Grade Index - Series 31	CITI	Pay	0.95	01/16/2019	USD	1,800,000	(2,299)	(1,738)
Put - North America Investment Grade Index - Series 31	CITI	Pay	0.95	02/20/2019	USD	1,000,000	(2,010)	(2,725)
Put - North America Investment Grade Index - Series 31	MLI	Pay	0.95	02/20/2019	USD	1,400,000	(2,975)	(3,815)

Total							$(12,977)	$(18,377)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 1-Year	DUB	3-Month USD-LIBOR	Receive	2.96%	07/09/2021	USD	42,900,000	$(205,383)	$(320,715)
Call - 1-Year	GSB	3-Month USD-LIBOR	Receive	3.02	06/21/2021	USD	26,300,000	(127,713)	(205,420)
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	3.02	06/21/2021	USD	90,100,000	(423,470)	(705,951)
Call - 2-Year	MSC	3-Month USD-LIBOR	Receive	3.00	01/31/2019	USD	19,800,000	(21,780)	(188,856)
Call - 2-Year	MSC	3-Month USD-LIBOR	Receive	3.13	01/31/2019	USD	19,800,000	(37,620)	(234,391)
Put - 5-Year	MLI	3-Month USD-LIBOR	Pay	3.60	10/01/2019	USD	21,200,000	(94,797)	(17,277)
Put - 10-Year	MLI	3-Month USD-LIBOR	Pay	3.75	05/16/2019	USD	8,900,000	(40,495)	(3,152)

Total								$(951,258)	$(1,675,762)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(964,235)	$(1,694,139)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (R)		Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 31	1.00%	Quarterly	12/20/2023	USD	13,500,000	$(113,425)	$(142,143)	$28,718

Interest Rate Swap Agreements

Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Pay	1.50%	Semi-Annually/Quarterly	06/21/2027	USD	9,300,000	$846,005	$637,203	$208,802
3-Month USD-LIBOR	Pay	1.75	Semi-Annually/Quarterly	12/21/2026	USD	100,000	6,678	4,552	2,126
3-Month USD-LIBOR	Receive	2.25	Semi-Annually/Quarterly	12/16/2022	USD	500,000	(6,310)	394	(6,704)
3-Month USD-LIBOR	Pay	2.25	Semi-Annually/Quarterly	06/20/2028	USD	46,000,000	1,746,113	2,677,780	(931,667)
3-Month USD-LIBOR	Pay	2.50	Semi-Annually/ Quarterly	12/20/2027	USD	1,500,000	24,648	23,248	1,400
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/ Quarterly	12/20/2047	USD	2,400,000	59,697	(80,634)	140,331
3-Month USD-LIBOR	Pay	3.00	Semi-Annually/ Quarterly	12/19/2048	USD	2,000,000	(54,109)	126,332	(180,441)
3-Month USD-LIBOR	Receive	3.22	Semi-Annually/ Quarterly	11/15/2028	USD	1,000,000	43,495	—	43,495
6-Month EUR-EURIBOR	Receive	2.04	Semi-Annually/ Annually	02/03/2037	EUR	3,200,000	44,286	31,050	13,236
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/20/2029	GBP	5,400,000	(35,434)	84,296	(119,730)
6-Month GBP-LIBOR	Pay	2.04	Semi-Annually	02/01/2037	GBP	2,900,000	(113,397)	(138,038)	24,641
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	03/20/2038	JPY	290,000,000	(118,035)	38,775	(156,810)

Total							$2,443,637	$3,404,958	$(961,321)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (R)		Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	1,700,000	$3,473	$(73,277)	$76,750
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	900,000	(3,284)	(53,561)	50,277

Total							$189	$(126,838)	$127,027

Total Return Swap Agreements (T)

Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	CITI	Receive	Quarterly	05/23/2019	USD	13,212,370	2,391	$(669,486)	$—	$(669,486)
iShares MSCI EAFE ETF	GSI	Receive	Quarterly	08/14/2019	USD	783,229	141	(45,091)	—	(45,091)

Total								$(714,577)	$—	$(714,577)

										Value
OTC Swap Agreements, at value (Assets)										$3,473
OTC Swap Agreements, at value (Liabilities)										$(717,861)

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	132	06/17/2019	$32,016,556	$32,113,950	$97,394	$—
90-Day Eurodollar	Long	390	12/16/2019	94,441,234	94,916,250	475,016	—
90-Day Eurodollar	Short	(132)	06/15/2020	(31,972,114)	(32,176,650)	—	(204,536)
90-Day Eurodollar	Short	(390)	12/14/2020	(94,417,127)	(95,091,750)	—	(674,623)
5-Year U.S. Treasury Note	Long	329	03/29/2019	37,114,489	37,732,187	617,698	—
10-Year U.S. Treasury Note	Long	139	03/20/2019	16,549,109	16,960,172	411,063	—
10-Year U.S. Treasury Note	Short	(122)	03/20/2019	(15,360,395)	(15,869,531)	—	(509,136)
E-Mini Russell 2000® Index	Long	200	03/15/2019	14,123,778	13,490,000	—	(633,778)
Euro OAT Index	Short	(26)	03/07/2019	(4,465,419)	(4,492,255)	—	(26,836)
German Euro Bund Index	Short	(5)	03/07/2019	(926,964)	(936,880)	—	(9,916)
S&P 500® E-Mini Index	Long	575	03/15/2019	70,331,624	72,024,500	—	(1,692,876)
U.S. Treasury Bond	Long	56	03/20/2019	8,527,794	8,996,750	468,956	—
U.S. Treasury Bond	Short	(158)	03/20/2019	(22,014,670)	(23,068,000)	—	(1,053,330)

Total						$2,070,127	$(4,805,031)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/30/2019	RUB	56,072,759	USD	826,580	$—	$(25,449)
CITI	01/11/2019	USD	1,219,593	GBP	957,000	—	(882)
CITI	01/11/2019	EUR	282,000	USD	320,705	2,700	—
CITI	02/19/2019	COP	581,278,500	USD	183,621	—	(5,064)
CITI	03/15/2019	USD	509,001	EUR	400,000	47,784	—
GSB	01/11/2019	USD	169,386	GBP	134,000	—	(1,506)
GSB	03/20/2019	IDR	2,942,280,000	USD	200,155	2,644	—
GSB	03/20/2019	INR	14,061,960	USD	196,808	2,862	—
HSBC	01/25/2019	MXN	18,748,000	USD	932,606	17,463	—
HSBC	02/15/2019	USD	165,721	JPY	18,400,000	—	(2,752)

Total						$73,453	$(35,653)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (V)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$11,362,833	$—	$11,362,833
Certificate of Deposit	—	400,000	—	400,000
Corporate Debt Securities	—	106,661,732	—	106,661,732
Foreign Government Obligations	—	10,539,332	—	10,539,332
Loan Assignment	—	—	886,666	886,666
Mortgage-Backed Securities	—	8,927,306	—	8,927,306
Municipal Government Obligations	—	2,294,311	—	2,294,311
U.S. Government Agency Obligations	—	41,932,936	—	41,932,936
U.S. Government Obligations	—	123,431,584	—	123,431,584
Short-Term Foreign Government Obligations	—	456,888	—	456,888
Short-Term U.S. Government Obligations	—	1,295,805	—	1,295,805
Other Investment Company	1,193,033	—	—	1,193,033
Repurchase Agreements	—	76,304,775	—	76,304,775
Exchange-Traded Options Purchased	2,195,640	—	—	2,195,640
Over-the-Counter Interest Rate Swaptions Purchased	—	1,387,273	—	1,387,273

Total Investments	$3,388,673	$384,994,775	$886,666	$389,270,114

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$2,770,922	$—	$2,770,922
Over-the-Counter Credit Default Swap Agreements	—	3,473	—	3,473
Futures Contracts (W)	2,070,127	—	—	2,070,127
Forward Foreign Currency Contracts (W)	—	73,453	—	73,453

Total Other Financial Instruments	$2,070,127	$2,847,848	$—	$4,917,975

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(92,694,230)	$—	$(92,694,230)
Over-the-Counter Credit Default Swaptions Written	—	(18,377)	—	(18,377)
Over-the-Counter Interest Rate Swaptions Written	—	(1,675,762)	—	(1,675,762)
Centrally Cleared Credit Default Swap Agreements	—	(113,425)	—	(113,425)
Centrally Cleared Interest Rate Swap Agreements	—	(327,285)	—	(327,285)
Over-the-Counter Credit Default Swap Agreements	—	(3,284)	—	(3,284)
Over-the-Counter Total Return Swap Agreements	—	(714,577)	—	(714,577)
Futures Contracts (W)	(4,805,031)	—	—	(4,805,031)
Forward Foreign Currency Contracts (W)	—	(35,653)	—	(35,653)

Total Other Financial Instruments	$(4,805,031)	$(95,582,593)	$—	$(100,387,624)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $48,783,477, representing 18.0% of the Portfolio’s net assets.
(C)

When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Illiquid security. At December 31, 2018, the value of such securities amounted to $2,361,899, representing 0.9% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,167,657. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, the total value of Regulation S securities is $6,544,757, representing 2.4% of the Portfolio’s net assets.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2018; the maturity date disclosed is the ultimate maturity date.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the total value of securities is $1,465,328, representing 0.5% of the Portfolio’s net assets.
(K)	Security is Level 3 of the fair value hierarchy.
(L)	All or a portion of the security represents an unsettled loan commitment at December 31, 2018 where the rate will be determined at time of settlement.
(M)	Securities are subject to sale-buyback transactions.
(N)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $1,636,372.
(O)	Rates disclosed reflect the yields at December 31, 2018.
(P)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $543,914.
(Q)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(R)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(S)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(T)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(U)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(V)	Level 3 securities were not considered significant to the Portfolio.
(W)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
MLI	Merrill Lynch International
MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATIONS:

CMBS	Commercial Mortgage-Backed Securities
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $317,938,615) (including securities loaned of $1,167,657)	$312,965,339
Repurchase agreement, at value (cost $76,304,775)	76,304,775
Cash collateral pledged at broker for:
Centrally cleared swap agreements	622,000
Futures contracts	3,828,000
Foreign currency, at value (cost $604,898)	604,178
OTC swap agreements, at value	3,473
Receivables and other assets:
Investments sold	967,873
When-issued, delayed-delivery, forward and TBA commitments sold	25,998,465
Net income from securities lending	370
Shares of beneficial interest sold	3,099
Interest	2,267,790
Deferred income for sale-buyback financing transactions	27
Variation margin receivable on futures contracts	754,370
Unrealized appreciation on forward foreign currency contracts	73,453

Total assets	424,393,212

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,193,033
Cash collateral at broker for:
TBA commitments	270,000
Reverse repurchase agreements	1,240,000
Written options and swaptions, at value (premium received $964,235)	1,694,139
Reverse repurchase agreements, at value (cost $92,694,230)	92,694,230
OTC swap agreements, at value	717,861
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	53,447,300
Sale-buyback financing transactions	702,793
Shares of beneficial interest redeemed	82,168
Interest	384,314
Due to custodian	1,058,052
Investment management fees	184,172
Distribution and service fees	56,204
Transfer agent costs	1,136
Trustees, CCO and deferred compensation fees	779
Audit and tax fees	34,639
Custody fees	83,511
Legal fees	1,978
Printing and shareholder reports fees	31,157
Other accrued expenses	2,314
Variation margin payable on centrally cleared swap agreements	121,164
Unrealized depreciation on forward foreign currency contracts	35,653

Total liabilities	154,036,597

Net assets	$270,356,615

Net assets consist of:
Capital stock ($0.01 par value)	$260,563
Additional paid-in capital	288,318,017
Total distributable earnings (accumulated losses)	(18,221,965)

Net assets	$270,356,615

Net assets by class:
Initial Class	$9,728,356
Service Class	260,628,259

Shares outstanding:
Initial Class	927,119
Service Class	25,129,203

Net asset value and offering price per share:
Initial Class	$10.49
Service Class	10.37

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest income	$9,243,837
Net income from securities lending	8,450
Withholding taxes on foreign income	(1,164)

Total investment income	9,251,123

Expenses:
Investment management fees	2,381,214
Distribution and service fees:
Service Class	729,003
Transfer agent costs	4,515
Trustees, CCO and deferred compensation fees	9,850
Audit and tax fees	45,103
Custody fees	181,176
Legal fees	15,709
Printing and shareholder reports fees	35,494
Interest	240,977
Other	8,554

Total expenses	3,651,595

Net investment income (loss)	5,599,528

Net realized gain (loss) on:
Investments	(1,102,474)
Securities sold short	350
Written options and swaptions	(692,008)
Swap agreements	699,485
Futures contracts	(5,072,111)
Forward foreign currency contracts	(521,806)
Foreign currency transactions	(119,419)

Net realized gain (loss)	(6,807,983)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,865,627)
Written options and swaptions	(546,492)
Swap agreements	(1,746,561)
Futures contracts	(4,036,508)
Forward foreign currency contracts	417,059
Translation of assets and liabilities denominated in foreign currencies	(52,084)

Net change in unrealized appreciation (depreciation)	(13,830,213)

Net realized and change in unrealized gain (loss)	(20,638,196)

Net increase (decrease) in net assets resulting from operations	$(15,038,668)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$5,599,528	$4,117,570
Net realized gain (loss)	(6,807,983)	22,903,942
Net change in unrealized appreciation (depreciation)	(13,830,213)	4,758,083

Net increase (decrease) in net assets resulting from operations	(15,038,668)	31,779,595

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(953,798)	—
Service Class	(27,928,743)	—
Net investment income:
Initial Class	—	(142,458)
Service Class	—	(4,002,068)

Total dividends and/or distributions from net investment income	—	(4,144,526)

Net realized gains:
Initial Class	—	(298,658)
Service Class	—	(9,775,123)

Total dividends and/or distributions from net realized gains	—	(10,073,781)

Total dividends and/or distributions to shareholders	(28,882,541)	(14,218,307)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,541,154	496,472
Service Class	10,849,069	20,507,462

	12,390,223	21,003,934

Dividends and/or distributions reinvested:
Initial Class	953,798	441,116
Service Class	27,928,743	13,777,191

	28,882,541	14,218,307

Cost of shares redeemed:
Initial Class	(1,231,464)	(1,038,305)
Service Class	(45,719,063)	(41,269,447)

	(46,950,527)	(42,307,752)

Net increase (decrease) in net assets resulting from capital share transactions	(5,677,763)	(7,085,511)

Net increase (decrease) in net assets	(49,598,972)	10,475,777

Net assets:
Beginning of year	319,955,587	309,479,810

End of year	$270,356,615	$319,955,587

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$6,630,693

Capital share transactions - shares:
Shares issued:
Initial Class	138,134	41,399
Service Class	947,745	1,751,075

	1,085,879	1,792,474

Shares reinvested:
Initial Class	85,313	37,766
Service Class	2,525,203	1,191,799

	2,610,516	1,229,565

Shares redeemed:
Initial Class	(107,453)	(86,807)
Service Class	(4,000,467)	(3,484,852)

	(4,107,920)	(3,571,659)

Net increase (decrease) in shares outstanding:
Initial Class	115,994	(7,642)
Service Class	(527,519)	(541,978)

	(411,525)	(549,620)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2018

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$(15,038,668)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(489,903,339)
Proceeds of long-term investments	498,218,838
Purchases to cover securities sold short	(20,003,968)
Proceeds from securities sold short	20,004,754
Net purchases/proceeds of short-term investments	24,965,629
Net change in unrealized appreciation (depreciation)	13,830,213
Net realized gain (loss)	6,807,983
Net amortization (accretion) of discount and premium	(130,646)
(Increase) decrease in receivables for investments sold	(8,860,055)
(Increase) decrease in receivables for interest	257,525
(Increase) decrease in receivable for tax reclaim	1,164
(Increase) decrease in receivables for net income from securities lending	(105)
Increase (decrease) in payables for investments purchased	16,833,673
Increase (decrease) in dividends and interest payable	(260,064)
Increase (decrease) in accrued liabilities	24,618
Increase (decrease) in collateral for securities on loan	(201,597)
Net cash provided by (used for) swap agreement transactions	(213,714)
Net cash provided by (used for) written options and swaptions transactions	(315,220)
Net cash provided by (used for) in futures contracts transactions	(10,236,508)
Net cash provided by (used for) in forward foreign currency contracts	(728,962)

Net cash provided by (used for) operating activities	35,051,551

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	1,058,052
Increase (decrease) in payable reverse repurchase agreements	22,012,855
Proceeds from shares sold, net of receivable for shares sold	12,400,726
Payment of shares redeemed, net of payable for shares redeemed	(47,050,615)
Proceeds from Sale-buyback financing transactions	873,454,038
Payments from Sale-buyback financing transactions	(900,251,089)

Net cash provided by (used for) financing activities	(38,376,033)

Net increase (decrease) in cash and foreign currencies	(3,324,482)

Cash and foreign currencies, at beginning of year (A) (B)	$6,868,660

Cash and foreign currencies, at end of year (B)	$3,544,178

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$(19,087)
Non-cash financing activities included herein consist of reinvestment of distributions	$28,882,541

(A)	Beginning balance is reflective of Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force.
(B)	For the year ended December 31, 2018, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash	$636,246	$—
Cash collateral pledged at broker:
Reverse repurchase agreements	274,000	—
Centrally cleared swap agreements	1,032,000	622,000
Futures contracts	4,777,000	3,828,000
Foreign currency, at value	419,414	604,178

Total assets	7,138,660	5,054,178

Liabilities:
Cash collateral received at broker:
TBA commitments	—	270,000
Reverse repurchase agreements	—	1,240,000
OTC derivatives	270,000	—

Total liabilities	270,000	1,510,000

Net cash per statement of assets and liabilities	$6,868,660	$3,544,178

Total cash and foreign currencies per statement of cash flows	$6,868,660	$3,544,178

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.21		$11.56		$11.05		$11.55	$10.97

Investment operations:
Net investment income (loss) (A)	0.25		0.18		0.12	(B)	0.06	0.05
Net realized and unrealized gain (loss)	(0.78)		1.03		0.46		(0.26)	0.92

Total investment operations	(0.53)		1.21		0.58		(0.20)	0.97

Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.18)		(0.07)		(0.05)	(0.16)
Net realized gains	(0.76)		(0.38)		—		(0.25)	(0.23)

Total dividends and/or distributions to shareholders	(1.19)		(0.56)		(0.07)		(0.30)	(0.39)

Net asset value, end of year	$10.49		$12.21		$11.56		$11.05	$11.55

Total return	(4.92)%		10.70%		5.22%		(1.77)%	8.93%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,729		$9,908		$9,469		$9,739	$10,581
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97	%(C)	0.95	%(C)	0.88%		0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.97	%(C)	0.95	%(C)	0.88	%(B)	0.90%	0.92%
Net investment income (loss) to average net assets	2.11%		1.53%		1.08	%(B)	0.53%	0.48%
Portfolio turnover rate	40	%(D)	43	%(D)	58	%(D)	53%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes interest fee on sale-buyback transactions.
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.08		$11.45		$10.95		$11.47	$10.90

Investment operations:
Net investment income (loss) (A)	0.21		0.15		0.09	(B)	0.03	0.03
Net realized and unrealized gain (loss)	(0.76)		1.02		0.46		(0.27)	0.91

Total investment operations	(0.55)		1.17		0.55		(0.24)	0.94

Dividends and/or distributions to shareholders:
Net investment income	(0.40)		(0.16)		(0.05)		(0.03)	(0.14)
Net realized gains	(0.76)		(0.38)		—		(0.25)	(0.23)

Total dividends and/or distributions to shareholders	(1.16)		(0.54)		(0.05)		(0.28)	(0.37)

Net asset value, end of year	$10.37		$12.08		$11.45		$10.95	$11.47

Total return	(5.15)%		10.39%		4.98%		(2.08)%	8.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$260,628		$310,048		$300,011		$241,777	$144,469
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.22	%(C)	1.20	%(C)	1.13%		1.14%	1.14%
Including waiver and/or reimbursement and recapture	1.22	%(C)	1.20	%(C)	1.13	%(B)	1.15%	1.18%
Net investment income (loss) to average net assets	1.85%		1.28%		0.83	%(B)	0.30%	0.23%
Portfolio turnover rate	40	%(D)	43	%(D)	58	%(D)	53%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes interest fee on sale-buyback transactions.
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

average debt outstanding during the year, little or no illiquid investments and little or no investments classified as Level 3 of the fair value hierarchy, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2018. Open secured loan participations and assignments at December 31, 2018, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2018, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2018, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2018, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 77,424,043	365	2.02%

Open reverse repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in Interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2018, the Portfolio earned price drop fee income of $121,157. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income on the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 12,978,556	345	1.83%

Open sale-buyback financing transactions at December 31, 2018, if any, are identified within the Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,193,033	$—	$—	$—	$1,193,033
Reverse Repurchase Agreements
U.S. Government Obligations	$1,550,250	$86,674,936	$5,710,575	$—	$93,935,761
Cash	(1,241,531)	—	—	—	(1,241,531)
Total Reverse Repurchase Agreements	$308,719	$86,674,936	$5,710,575	$—	$92,694,230
Sale Buy-back Transactions
U.S. Government Obligations	$702,793	$—	$—	$—	$702,793
Total Borrowings	$2,204,545	$86,674,936	$5,710,575	$—	$94,590,056

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Credit default swaptions: The Portfolio may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Portfolio the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2018, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open centrally cleared swap agreements at December 31, 2018, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2018, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2018, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Investments, at value (A)	$1,387,273	$—	$2,195,640	$—	$—	$3,582,913
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	2,770,922	—	—	—	—	2,770,922
OTC Swaps:
OTC swap agreements, at value	—	—	—	3,473	—	3,473
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	2,070,127	—	—	—	—	2,070,127
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	73,453	—	—	—	73,453
Total	$6,228,322	$73,453	$2,195,640	$3,473	$—	$8,500,888

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Written options and swaptions, at value (A)	$(1,694,139)	$—	$—	$—	$—	$(1,694,139)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(327,285)	—	—	(113,425)	—	(440,710)
OTC Swaps:
OTC swap agreements, at value	—	—	(714,577)	(3,284)	—	(717,861)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(2,441,625)	—	(2,363,406)	—	—	(4,805,031)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(35,653)	—	—	—	(35,653)
Total	$(4,463,049)	$(35,653)	$(3,077,983)	$(116,709)	$—	$(7,693,394)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$416,575	$—	$1,145,636	$—	$—	$1,562,211
Written options and swaptions	(707,687)	10,801	—	4,878	—	(692,008)
Swap agreements	2,064,887	—	(1,404,265)	38,863	—	699,485
Futures contracts	1,044,794	—	(6,116,905)	—	—	(5,072,111)
Forward foreign currency contracts	—	(521,806)	—	—	—	(521,806)
Total	$2,818,569	$(511,005)	$(6,375,534)	$43,741	$—	$(4,024,229)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$459,966	$—	$(392,593)	$—	$—	$67,373
Written options and swaptions	(545,475)	4,383	—	(5,400)	—	(546,492)
Swap agreements	(878,607)	—	(954,212)	86,258	—	(1,746,561)
Futures contracts	(382,322)	—	(3,654,186)	—	—	(4,036,508)
Forward foreign currency contracts	—	417,059	—	—	—	417,059
Total	$(1,346,438)	$421,442	$(5,000,991)	$80,858	$—	$(5,845,129)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
$ 359,698	$ 2,359,111	$ (486,484)	$ (878,648)	$ 115,506,171	$ 284,151,207	$ (228,278,750)	$ 9,204,864	$ 10,087,178

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$—	$—	$—	$—	$25,449	$—	$—	$25,449
Citibank N.A.	50,484	(50,484)	—	—	679,895	(50,484)	(500,996)	128,415
Deutsche Bank AG	285,265	(285,265)	—	—	320,715	(285,265)	—	35,450
Goldman Sachs Bank	182,072	(182,072)	—	—	206,926	(182,072)	(24,854)	—

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Goldman Sachs International	$3,473	$(3,473)	$—	$—	$48,862	$(3,473)	$—	$45,389
HSBC Bank USA	17,463	(2,752)	—	14,711	2,752	(2,752)	—	—
Merrill Lynch International	43,536	(33,856)	—	9,680	33,856	(33,856)	—	—
Morgan Stanley & Co., Inc.	881,906	(881,906)	—	—	1,129,198	(881,906)	—	247,292
Other Derivatives (C)	7,036,689	—	—	7,036,689	5,245,741	—	—	5,245,741

Total	$8,500,888	$(1,439,808)	$—	$7,061,080	$7,693,394	$(1,439,808)	$(525,850)	$5,727,736

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.79%
Over $750 million up to $1.5 billion	0.78
Over $1.5 billion	0.75

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.92%	May 1, 2019
Service Class	1.17	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 43,872,135	$ 72,344,691	$ 53,138,288	$ 83,704,891

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options, swaps, straddle loss deferrals, income written off and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss, and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 396,857,557	$ 5,187,970	$ (14,115,141)	$ (8,927,170)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 8,142,704

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 19,925,591	$ 8,956,950	$ —	$ 8,266,220	$ 5,952,087	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 277,830	$ —	$ (8,142,704)	$ —	$ (1,428,813)	$ (8,928,278)

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2018, the Portfolio designated $30,390,262 of qualified dividend income.

For tax purposes, the Portfolio has made a long-term capital gain designation of $8,956,950 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

(unaudited)

MARKET ENVIRONMENT

After a year of calm markets and strong risk asset returns, the start to 2018 was highlighted by the return of volatility as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Risk asset returns started higher as global stocks surged in January of 2018, but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply and more U.S. Federal Reserve (“Fed”) hikes all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index (the “VIX”) had its single largest one-day rise in its history, which dates back to 1990.

Solid growth momentum in the U.S. moving into the second quarter contrasted with some softening in growth in other developed regions. Coincidentally, the Fed kept on track with policy normalization even as other central banks like the European Central Bank (“ECB”) softened rhetoric. Geopolitical developments weighed on risk sentiment for much of this quarter and resulted in overall mixed market performance. Within bonds, the U.S. 10-Year Treasury yield rose amid acceleration in growth, and the yield curve continued to flatten.

During the third quarter of 2018, developed market yields shifted higher while risk assets were resilient. Despite lingering tensions between the U.S. and China and challenges in emerging market assets, a strong fundamental backdrop persisted and contributed to outperformance of U.S. risk assets relative to those abroad. Meanwhile, central banks remained on course for diminished monetary support as the Fed and Bank of England both hiked interest rates, the ECB confirmed plans to cease asset purchases by the end of the year, and the Bank of Japan adjusted its yield curve control policy.

Markets rode a wave of volatility going into the end of the year as Fed policy, trade, geopolitical frictions and concerns about peak economic and earnings growth contributed to waning investor sentiment and weighed on risk assets, particularly equities. Stock markets sank in the fourth quarter, turning full-year returns negative, while bond markets, remaining a safe haven through the stormy end-of-year period, delivered on their traditional role as an equity diversifier. Overall, 2018 underscored the return of turbulence and uncertainty following years of historically calm markets.

PERFORMANCE

For the year ended December 31, 2018, Transamerica PIMCO Tactical – Growth VP, Initial Class returned -7.49%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Growth VP Blended Benchmark, returned -4.38% and -4.92%, respectively.

STRATEGY REVIEW

During 2018’s bouts of market volatility, the Portfolio tactically adjusted its equity exposure. The Portfolio’s dynamic equity allocation, obtained via equity futures contracts, detracted from performance as market volatility sharply picked up both early and late in the year, turning calendar year returns for the S&P 500® negative. Dynamic equity exposure during these V-shaped bouts of volatility, in which markets sold off sharply and recovered during short periods, detracted from performance, while an overweight equity position during the summer market rally was additive. Investment in S&P 500® put options, used to hedge against equity market shocks, helped to offset some relative equity losses as the S&P 500® ended the year lower.

The fixed income component of the Portfolio was about neutral for performance. U.S. duration and curve positioning, which was partially facilitated through cash bonds, interest rate swaps, options and futures, was close to neutral for performance as duration positions across the curve roughly offset each other. Outside the U.S., a short position in U.K. duration, which was partially facilitated through the use of interest rate swaps, added as rates rose, while short positions in Japanese duration, in part achieved through the use of interest rate swaps, detracted as rates fell over the year. Within spread strategies, an underweight bias to investment grade credit, in part facilitated through the use of credit default swaps, modestly added while exposure to agency mortgage-backed securities detracted as spreads ended the year broadly wider. Tactical positions in Treasury Inflation-Protected Securities detracted as inflation expectations fell over the year.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Josh Davis, Ph.D.

Michael Cudzil

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	4.10
Duration †	2.36

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	64.1%
Corporate Debt Securities	20.4
U.S. Government Obligations	20.1
U.S. Government Agency Obligations	8.5
Foreign Government Obligations	2.2
Asset-Backed Securities	2.0
Short-Term U.S. Government Obligations	1.7
Mortgage-Backed Securities	1.6
Exchange-Traded Options Purchased	1.0
Other Investment Company	1.1
Municipal Government Obligations	0.3
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Certificates of Deposit	0.1
Loan Assignment	0.1
Short-Term Foreign Government Obligations	0.1
Net Other Assets (Liabilities) ^	(23.5)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(7.49)%	2.94%	3.45%	05/01/2009
S&P 500® (A)	(4.38)%	8.49%	13.89%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	(4.92)%	5.72%	10.20%
Service Class	(7.68)%	2.69%	3.19%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500®, 24% Bloomberg Barclays US Government/Credit Index, 15% MSCI EAFE Index, 6% Bloomberg Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$933.80	$4.63	$1,020.40	$4.84	0.95%
Service Class	1,000.00	932.80	5.85	1,019.20	6.11	1.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 2.0%
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 3.59% (A), 04/25/2026 (B)	$ 173,435	$ 172,925
California Republic Auto Receivables Trust Series 2018-1, Class A1, 2.45%, 07/15/2019	18,599	18,599
Crown Point CLO, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 3.39% (A), 07/17/2028 (B)	400,000	393,184
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 3.59% (A), 01/16/2026 (B)	501,707	499,671
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 3.34% (A), 10/15/2027 (B)	500,000	494,553
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 3.39% (A), 03/25/2035	215,569	216,466
Figueroa CLO, Ltd. Series 2013-2A, Class A1RR, 3-Month LIBOR + 0.85%, 3.64% (A), 06/20/2027 (B)	200,000	197,772
Flagship CLO, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 3.29% (A), 01/16/2026 (B)	300,000	297,195
Flagship VII, Ltd. Series 2013-7A, Class A1R, 3-Month LIBOR + 1.12%, 3.59% (A), 01/20/2026 (B)	226,079	225,670
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	700,000	682,839
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 3.57% (A), 10/22/2025 (B)	500,000	497,773
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 3.34% (A), 04/15/2028 (B)	600,000	589,755
Morgan Stanley Home Equity Loan Trust Series 2005-3, Class M2, 1-Month LIBOR + 0.71%, 3.21% (A), 08/25/2035	38,078	38,140
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 3.24% (A), 10/15/2026 (B)	300,000	297,058
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 3.21% (A), 12/26/2031 (B)	39,537	39,517

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Oaktree CLO, Ltd. Series 2014-2A, Class A1AR, 3-Month LIBOR + 1.22%, 3.69% (A), 10/20/2026 (B)	$ 600,000	$ 597,932
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 3.15% (A), 11/15/2026 (B)	300,000	297,189
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 3.46% (A), 11/25/2065 (B)	191,883	192,844
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 3.91% (A), 02/17/2032 (B)	475,971	485,960
Zais CLO 1, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 3.59% (A), 04/15/2028 (B)	300,000	297,149
Zephyrus Capital Aviation Partners, Ltd. Series 2018-1, Class A, 4.61%, 10/15/2038 (B) (C)	512,500	508,875

Total Asset-Backed Securities (Cost $7,035,193)		7,041,066

CERTIFICATES OF DEPOSIT - 0.1%
Banks - 0.1%
Barclays Bank PLC 3-Month LIBOR + 0.40%, 2.89% (A), 10/25/2019	300,000	300,000
Lloyds Bank Corporate Markets PLC 3-Month LIBOR + 0.50%, 2.91% (A), 10/26/2020	200,000	200,000

Total Certificates of Deposit (Cost $500,000)		500,000

CORPORATE DEBT SECURITIES - 20.4%
Aerospace & Defense - 0.0% (D)
United Technologies Corp. 3.95%, 08/16/2025	100,000	99,226

Airlines - 0.4%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	184,435	174,188
3.25%, 04/15/2030	92,157	87,730
British Airways Pass-Through Trust 3.80%, 03/20/2033 (B) (E)	199,814	195,901
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	633,591	617,118
United Airlines Pass-Through Trust
2.88%, 04/07/2030	284,141	260,927
3.10%, 04/07/2030	284,141	262,368

		1,598,232

Auto Components - 0.1%
Aptiv Corp. 4.15%, 03/15/2024	240,000	240,239

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks - 5.1%
AIB Group PLC 4.75%, 10/12/2023 (B)	$ 200,000	$ 198,021
Bank of America Corp.
2.63%, 10/19/2020, MTN	290,000	286,960
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	1,578,000	1,474,088
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	300,000	293,396
Bank of Montreal
1.75%, 06/15/2021 (B) (F)	500,000	486,524
2.55%, 11/06/2022, MTN	80,000	77,577
Barclays PLC
3.65%, 03/16/2025	300,000	276,522
4.34%, 01/10/2028	200,000	185,068
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	200,000	198,312
BNP Paribas SA 3.38%, 01/09/2025 (B)	500,000	470,539
BPCE SA 3-Month LIBOR + 1.24%, 4.02% (A), 09/12/2023 (B)	400,000	393,581
Citigroup, Inc. 4.40%, 06/10/2025	750,000	733,983
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	800,000	779,160
HSBC Holdings PLC
3-Month LIBOR + 1.38%, 4.16% (A), 09/12/2026	200,000	196,944
Fixed until 09/28/2026 (G), 5.88% (A)	GBP 200,000	244,150
HSBC USA, Inc.
2.38%, 11/13/2019	$ 120,000	119,236
2.75%, 08/07/2020	500,000	494,560
3-Month LIBOR + 0.61%, 3.23% (A), 11/13/2019	240,000	240,222
ING Groep NV 3-Month LIBOR + 1.00%, 3.80% (A), 10/02/2023	500,000	494,979
JPMorgan Chase & Co.
3.25%, 09/23/2022	100,000	99,206
3.90%, 07/15/2025	50,000	49,546
3-Month LIBOR + 3.47%, 5.99% (A), 01/30/2019 (G)	200,000	197,250
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	189,738
4.55%, 08/16/2028	600,000	576,487
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	250,000	249,118
Mitsubishi UFJ Financial Group, Inc.
3-Month LIBOR + 0.86%, 3.37% (A), 07/26/2023	200,000	197,738
3-Month LIBOR + 1.88%, 4.62% (A), 03/01/2021	329,000	336,999
Mizuho Financial Group, Inc. 3-Month LIBOR + 1.00%, 3.77% (A), 09/11/2024 (F)	200,000	199,709
National Australia Bank, Ltd. 1.38%, 07/12/2019	1,300,000	1,289,275

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC
3.88%, 09/12/2023	$ 300,000	$ 287,606
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	300,000	286,364
Fixed until 08/15/2021 (G), 8.63% (A)	300,000	310,500
Santander UK Group Holdings PLC
2.88%, 10/16/2020	490,000	481,451
3.13%, 01/08/2021	60,000	58,903
Santander UK PLC 2.38%, 03/16/2020	1,000,000	989,079
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (H)	200,000	200,532
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (G) (H)	EUR 200,000	248,651
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 500,000	494,932
Sumitomo Mitsui Financial Group, Inc.
2.63%, 07/14/2026	100,000	91,451
3-Month LIBOR + 0.80%, 3.24% (A), 10/16/2023	300,000	297,541
Swedbank AB 2.20%, 03/04/2020 (B)	280,000	276,784
UniCredit SpA 7.83%, 12/04/2023 (B) (E)	350,000	365,813
Wells Fargo & Co.
2.55%, 12/07/2020, MTN	50,000	49,295
3.00%, 02/19/2025, MTN	100,000	94,243
Fixed until 05/22/2027, 3.58% (A), 05/22/2028, MTN	200,000	192,015
Wells Fargo Bank NA 3.55%, 08/14/2023	600,000	597,463
Westpac Banking Corp. 2.25%, 11/09/2020 (B) (F)	1,900,000	1,881,477

		18,232,988

Beverages - 0.0% (D)
Anheuser-Busch InBev Worldwide, Inc. 4.38%, 04/15/2038	200,000	178,439

Biotechnology - 0.2%
AbbVie, Inc.
2.90%, 11/06/2022	710,000	690,851
3.20%, 11/06/2022	100,000	98,507

		789,358

Building Products - 0.1%
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	250,000	249,076
Masco Corp. 4.45%, 04/01/2025	10,000	10,019
Owens Corning
3.40%, 08/15/2026	200,000	182,638
4.20%, 12/01/2024	10,000	9,920

		451,653

Capital Markets - 1.5%
Brighthouse Holdings LLC 6.50% (I), 07/27/2037 (B) (E) (G)	100,000	91,000
Charles Schwab Corp. Fixed until 12/01/2027 (G), 5.00% (A)	300,000	251,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse Group AG
Fixed until 01/12/2028, 3.87% (A), 01/12/2029 (B)	$ 250,000	$ 232,578
4.28%, 01/09/2028 (B)	600,000	578,823
Deutsche Bank AG
3-Month LIBOR + 1.29%, 3.77% (A), 02/04/2021	300,000	291,765
4.25%, 10/14/2021	200,000	195,551
Goldman Sachs Group, Inc.
3.75%, 05/22/2025	40,000	38,271
3.85%, 07/08/2024, MTN	1,400,000	1,368,593
Intercontinental Exchange, Inc. 2.75%, 12/01/2020	30,000	29,799
Lazard Group LLC 3.75%, 02/13/2025	19,000	18,429
Morgan Stanley
Fixed until 04/24/2023, 3.74% (A), 04/24/2024	200,000	198,297
4.00%, 07/23/2025, MTN	40,000	39,462
5.50%, 07/24/2020, MTN	1,200,000	1,237,051
S&P Global, Inc. 4.40%, 02/15/2026	30,000	30,952
UBS AG 4.50%, 06/26/2048 (B)	300,000	309,914
UBS Group Funding Switzerland AG 4.13%, 09/24/2025 (B)	400,000	398,521

		5,310,256

Chemicals - 0.1%
International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	200,000	200,154
SASOL Financing USA LLC 5.88%, 03/27/2024	300,000	299,367

		499,521

Commercial Services & Supplies - 0.0% (D)
ERAC USA Finance LLC
4.50%, 02/15/2045 (B)	9,000	8,467
7.00%, 10/15/2037 (B)	100,000	124,327

		132,794

Consumer Finance - 1.4%
American Express Credit Corp. 3-Month LIBOR + 0.49%, 3.11% (A), 08/15/2019, MTN	400,000	399,886
Daimler Finance North America LLC 1.50%, 07/05/2019 (B)	700,000	693,106
Ford Motor Credit Co. LLC
3-Month LIBOR + 0.93%, 3.75% (A), 09/24/2020, MTN	300,000	294,627
5.75%, 02/01/2021	200,000	203,979
General Motors Financial Co., Inc.
3.20%, 07/13/2020	87,000	85,920
3.70%, 11/24/2020	510,000	507,938
Hyundai Capital America 2.50%, 03/18/2019 (B)	300,000	299,501
Synchrony Financial 2.70%, 02/03/2020	9,000	8,847
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	600,000	596,612

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	$ 1,800,000	$ 1,791,223

		4,881,639

Diversified Consumer Services - 0.1%
Nationwide Building Society 3.90%, 07/21/2025 (B)	300,000	291,668

Diversified Financial Services - 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025	700,000	664,540
Helios Leasing I LLC 1.56%, 09/28/2024	50,384	48,514
ORIX Corp. 3.25%, 12/04/2024	300,000	290,689
Protective Life Global Funding 2.70%, 11/25/2020 (B)	510,000	503,962
Tagua Leasing LLC 1.58%, 11/16/2024	52,543	50,727
Voya Financial, Inc. Fixed until 01/23/2028, 4.70% (A), 01/23/2048	200,000	157,500

		1,715,932

Diversified Telecommunication Services - 0.9%
AT&T, Inc.
3.40%, 05/15/2025	720,000	677,990
3-Month LIBOR + 0.93%, 3.73% (A), 06/30/2020	100,000	99,909
3-Month LIBOR + 1.18%, 3.96% (A), 06/12/2024	800,000	775,994
5.25%, 03/01/2037	300,000	294,668
Verizon Communications, Inc.
3.38%, 02/15/2025	697,000	676,375
4.52%, 09/15/2048	300,000	281,177
4.67%, 03/15/2055	475,000	436,192

		3,242,305

Electric Utilities - 1.0%
AEP Texas, Inc. 3.95%, 06/01/2028 (B)	300,000	300,447
Appalachian Power Co. 3.40%, 06/01/2025	370,000	362,301
Duke Energy Corp.
3.75%, 04/15/2024	100,000	100,158
3.95%, 10/15/2023	200,000	201,805
Duke Energy Florida LLC 3.80%, 07/15/2028	300,000	302,998
Electricite de France SA 3.63%, 10/13/2025 (B)	500,000	481,946
Entergy Mississippi LLC 2.85%, 06/01/2028	700,000	654,401
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	200,000	194,700
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	100,000	96,525
Pacific Gas & Electric Co.
2.45%, 08/15/2022 (F)	500,000	443,124
3.50%, 06/15/2025	10,000	8,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Southwestern Electric Power Co. 6.20%, 03/15/2040	$ 400,000	$ 473,386

		3,620,361

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.25%, 09/08/2024	200,000	186,222
Flex, Ltd. 4.75%, 06/15/2025	10,000	9,796

		196,018

Energy Equipment & Services - 0.1%
Energy Transfer Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	255,000	265,321
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (E) (H)	124,000	119,102

		384,423

Equity Real Estate Investment Trusts - 1.9%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	100,000	97,032
4.30%, 01/15/2026	550,000	549,920
4.50%, 07/30/2029	200,000	199,790
American Tower Corp.
3.38%, 10/15/2026	400,000	372,127
4.00%, 06/01/2025	760,000	745,598
4.40%, 02/15/2026	400,000	399,688
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	360,000	354,045
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 3.59% (A), 02/01/2022	400,000	398,495
Crown Castle International Corp.
4.45%, 02/15/2026	120,000	119,472
5.25%, 01/15/2023	600,000	623,054
Digital Realty Trust, LP 3.95%, 07/01/2022	500,000	502,970
Federal Realty Investment Trust 3.63%, 08/01/2046	100,000	84,930
Kilroy Realty, LP 4.38%, 10/01/2025	350,000	351,229
Mid-America Apartments, LP 4.00%, 11/15/2025	350,000	348,693
National Retail Properties, Inc. 4.80%, 10/15/2048	300,000	290,988
Prologis, LP 3.75%, 11/01/2025	10,000	10,050
Unibail-Rodamco SE 3-Month LIBOR + 0.77%, 3.21% (A), 04/16/2019, MTN (H)	500,000	500,560
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	300,000	300,559
Welltower, Inc. 4.95%, 09/01/2048	300,000	297,020
WP Carey, Inc. 4.60%, 04/01/2024	300,000	304,466

		6,850,686

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products - 0.1%
Kraft Heinz Foods Co.
3.50%, 07/15/2022	$ 10,000	$ 9,855
4.38%, 06/01/2046	250,000	205,957

		215,812

Gas Utilities - 0.1%
Southern California Gas Co. 4.13%, 06/01/2048	300,000	297,955

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 3.38%, 05/15/2022	370,000	367,624
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	510,000	505,133
3.15%, 04/01/2022	20,000	19,554
3.55%, 04/01/2025	20,000	19,009

		911,320

Health Care Providers & Services - 0.3%
Aetna, Inc. 3.50%, 11/15/2024	10,000	9,669
AHS Hospital Corp. 5.02%, 07/01/2045	200,000	222,147
CHRISTUS Health 4.34%, 07/01/2028	200,000	204,093
CVS Health Corp.
4.10%, 03/25/2025	50,000	49,501
4.30%, 03/25/2028	150,000	146,641
4.78%, 03/25/2038	50,000	47,913
5.05%, 03/25/2048	50,000	48,630
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	100,000	104,301
HCA, Inc. 5.38%, 09/01/2026	100,000	97,250
Humana, Inc. 4.80%, 03/15/2047	100,000	100,079
Northwell Healthcare, Inc. 3.98%, 11/01/2046	200,000	182,193

		1,212,417

Hotels, Restaurants & Leisure - 0.2%
McDonald’s Corp. 3.80%, 04/01/2028, MTN	600,000	589,067

Industrial Conglomerates - 0.1%
General Electric Co. 5.55%, 01/05/2026, MTN	200,000	195,622

Insurance - 1.1%
Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	300,000	297,461
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	20,000	19,564
First American Financial Corp. 4.60%, 11/15/2024	10,000	10,158
Great-West Lifeco Finance, LP 4.05%, 05/17/2028 (B)	100,000	101,718
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	510,000	503,464
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	10,000	9,882

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Meiji Yasuda Life Insurance Co. Fixed until 04/26/2028, 5.10% (A), 04/26/2048 (B)	$ 400,000	$ 395,000
MetLife, Inc. 4.05%, 03/01/2045	10,000	9,321
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	150,000	147,855
2.30%, 04/10/2019 (B)	300,000	299,489
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	600,000	527,130
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	510,000	502,890
Principal Life Global Funding II
2.20%, 04/08/2020 (B)	300,000	296,571
3.00%, 04/18/2026 (B) (F)	200,000	191,963
Reliance Standard Life Global Funding II 2.50%, 04/24/2019 (B)	100,000	99,754
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	400,000	382,850
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	91,822
XLIT, Ltd. 4.45%, 03/31/2025	10,000	9,938

		3,896,830

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 5.20%, 12/03/2025	410,000	450,381

IT Services - 0.1%
Fidelity National Information Services, Inc. 4.50%, 10/15/2022	242,000	249,250

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
3.15%, 01/15/2023	490,000	480,200
3.30%, 02/15/2022	20,000	19,915

		500,115

Machinery - 0.1%
Wabtec Corp. 4.15%, 03/15/2024	400,000	386,539

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	200,000	192,477

Media - 0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	300,000	282,600
4.46%, 07/23/2022	600,000	605,763
5.38%, 05/01/2047	300,000	271,851
Comcast Corp.
4.40%, 08/15/2035	10,000	9,674
4.75%, 03/01/2044	800,000	801,281
Discovery Communications LLC 5.00%, 09/20/2037	200,000	185,515

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Sky, Ltd. 3.13%, 11/26/2022 (B)	$ 40,000	$ 39,466

		2,196,150

Metals & Mining - 0.1%
Indonesia Asahan Aluminium Persero PT 5.23%, 11/15/2021 (B)	300,000	303,919

Multi-Utilities - 0.4%
CenterPoint Energy, Inc. Fixed until 09/01/2023 (G), 6.13% (A)	500,000	486,875
DTE Electric Co. 3.70%, 06/01/2046	600,000	557,497
E.ON International Finance BV 6.65%, 04/30/2038 (B)	240,000	280,947

		1,325,319

Oil, Gas & Consumable Fuels - 1.1%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	200,000	194,607
BP Capital Markets America, Inc. 3.79%, 02/06/2024	200,000	202,158
Concho Resources, Inc. 3.75%, 10/01/2027	200,000	188,273
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (H)	200,000	208,000
Energy Transfer Operating, LP
4.05%, 03/15/2025	100,000	93,855
4.75%, 01/15/2026	400,000	388,664
7.50%, 07/01/2038	50,000	55,812
Eni SpA 4.75%, 09/12/2028 (B)	200,000	195,508
Enterprise Products Operating LLC 3.70%, 02/15/2026	520,000	512,352
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	600,000	626,014
Shell International Finance BV 4.00%, 05/10/2046	200,000	193,133
Sinopec Group Overseas Development 2018, Ltd. 4.13%, 09/12/2025 (B) (F)	500,000	500,575
TransCanada PipeLines, Ltd.
5.10%, 03/15/2049	100,000	99,672
7.63%, 01/15/2039	200,000	249,118
TransCanada Trust Fixed until 03/15/2027, 5.30% (A), 03/15/2077	100,000	86,313
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	10,000	9,498
3.70%, 03/15/2028 (B)	300,000	277,482

		4,081,034

Paper & Forest Products - 0.1%
Georgia-Pacific LLC 5.40%, 11/01/2020 (B)	220,000	227,958

Pharmaceuticals - 0.5%
Baxalta, Inc. 3.60%, 06/23/2022	3,000	2,977
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	600,000	544,885

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
EMD Finance LLC 2.40%, 03/19/2020 (B)	$ 250,000	$ 247,455
Mylan, Inc. 4.55%, 04/15/2028 (B)	100,000	93,203
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	100,000	94,532
3.20%, 09/23/2026	200,000	180,984
Takeda Pharmaceutical Co., Ltd. 3.80%, 11/26/2020 (B)	300,000	301,810
Zoetis, Inc. 3.90%, 08/20/2028	200,000	195,942

		1,661,788

Professional Services - 0.1%
IHS Markit, Ltd. 4.75%, 08/01/2028	300,000	293,757

Road & Rail - 0.2%
Burlington Northern Santa Fe LLC
4.13%, 06/15/2047	400,000	387,111
5.15%, 09/01/2043	100,000	111,969
Kansas City Southern 4.95%, 08/15/2045	300,000	305,611
Union Pacific Corp. 4.10%, 09/15/2067	100,000	84,984

		889,675

Software - 0.3%
Microsoft Corp. 4.10%, 02/06/2037	300,000	307,848
Oracle Corp. 2.95%, 05/15/2025	760,000	727,279

		1,035,127

Specialty Retail - 0.1%
QVC, Inc.
4.45%, 02/15/2025	100,000	92,156
4.85%, 04/01/2024	100,000	96,634

		188,790

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.
3-Month LIBOR + 0.30%, 2.89% (A), 05/06/2019	300,000	300,192
2.90%, 09/12/2027	200,000	187,982
3.35%, 02/09/2027	200,000	194,878
3.75%, 09/12/2047	100,000	91,850
4.65%, 02/23/2046	100,000	105,854
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	400,000	434,739

		1,315,495

Tobacco - 0.1%
BAT Capital Corp. 4.39%, 08/15/2037	500,000	409,234
BAT International Finance PLC 3.50%, 06/15/2022 (B)	10,000	9,784
Reynolds American, Inc.
4.00%, 06/12/2022	10,000	9,892
4.85%, 09/15/2023	100,000	101,197

		530,107

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.0% (D)
GATX Corp. 3.25%, 09/15/2026	$ 150,000	$ 137,517

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.95%, 03/10/2025 (B)	200,000	195,925
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	10,000	9,597
3.90%, 03/22/2023 (B)	100,000	99,465

		304,987

Water Utilities - 0.1%
American Water Capital Corp. 3.40%, 03/01/2025	260,000	256,875

Wireless Telecommunication Services - 0.1%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC
4.74%, 09/20/2029 (B)	200,000	196,250
5.15%, 09/20/2029 (B)	200,000	196,500

		392,750

Total Corporate Debt Securities (Cost $75,019,671)		72,954,771

FOREIGN GOVERNMENT OBLIGATIONS - 2.2%
Canada - 0.3%
Province of Ontario 1.65%, 09/27/2019	600,000	595,325
Province of Quebec 2.50%, 04/20/2026	600,000	580,605

		1,175,930

Indonesia - 0.1%
Indonesia Government International Bond 4.45%, 02/11/2024	500,000	502,594

Japan - 0.8%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	2,000,000	1,943,592
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	900,000	878,835

		2,822,427

Kuwait - 0.1%
Kuwait International Government Bond 3.50%, 03/20/2027 (B)	300,000	298,303

Peru - 0.1%
Peru Government International Bond 5.94%, 02/12/2029 (B)	PEN 600,000	180,347

Qatar - 0.5%
Qatar Government International Bond
2.38%, 06/02/2021 (H)	$ 1,600,000	1,562,224
4.50%, 01/20/2022 (H)	200,000	205,853

		1,768,077

Republic of Korea - 0.2%
Export-Import Bank of Korea
3-Month LIBOR + 0.70%, 3.39% (A), 05/26/2019	600,000	600,456

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Republic of Korea (continued)
Export-Import Bank of Korea (continued)
1.93%, 02/24/2020, MTN (E) (H) (J)	CAD 300,000	$ 217,672

		818,128

United Arab Emirates - 0.1%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	$ 300,000	286,512

Total Foreign Government Obligations (Cost $7,983,518)		7,852,318

LOAN ASSIGNMENT - 0.1%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, TBD, 10/15/2038 (C) (K) (L) (M)	487,500	480,278

Total Loan Assignment (Cost $480,278)		480,278

MORTGAGE-BACKED SECURITIES - 1.6%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.98% (A), 04/24/2049 (H)	GBP 114,076	145,321
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 2.95% (A), 07/25/2035	$ 11,645	11,609
BX Trust Series 2017-APPL, Class A, 1-Month LIBOR + 0.88%, 3.34% (A), 07/15/2034 (B)	894,737	888,967
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	300,000	298,720
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1, 4.36% (A), 11/25/2034	51,683	52,441
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	600,000	595,867
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 1.07% (A), 12/10/2044 (H)	GBP 78,009	97,915
Federal Home Loan Mortgage Corp. Series W5FX, Class AFX, 3.21% (A), 04/25/2028	$ 600,000	599,866
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	400,000	403,056
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	333,938	330,664

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
MASTR Alternative Loan Trust Series 2003-9, Class 4A1, 5.25%, 11/25/2033	$ 151,646	$ 156,505
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 3.19% (A), 04/25/2028	165,619	158,817
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	500,000	495,615
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.99% (A), 12/15/2048	724,738	23,595
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 3.03% (A), 05/25/2035	38,257	38,116
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 1.09% (A), 06/10/2043 (H)	GBP 342,825	431,182
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 1.11% (A), 06/10/2059 (H)	247,798	299,543
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 1.66% (A), 06/10/2059 (H)	47,800	55,780
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 1.26% (A), 06/10/2059 (H)	56,904	67,159
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 1.46% (A), 06/10/2059 (H)	44,765	52,836
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR4, Class A5, 3.73% (A), 04/25/2035	$ 33,919	34,317
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	500,000	492,831

Total Mortgage-Backed Securities (Cost $5,855,121)		5,730,722

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.1%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	100,000	133,505
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	100,000	137,402
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	150,000	207,074

		477,981

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida - 0.1%
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	$ 200,000	$ 202,978

Maryland - 0.0% (D)
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	100,000	89,439

Michigan - 0.0% (D)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	95,000	92,724

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	300,000	305,223

Utah - 0.0% (D)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 3.26% (A), 12/26/2031	48,261	48,406

West Virginia - 0.0% (D)
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	100,000	97,973

Total Municipal Government Obligations (Cost $1,308,021)		1,314,724

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.5%
Federal Home Loan Mortgage Corp.
2.38%, 01/13/2022	4,500,000	4,482,081
4.50%, 08/01/2048	809,736	842,564
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1-Month LIBOR + 0.67%, 3.02% (A), 02/25/2023	629,904	630,296
Federal Home Loan Mortgage Corp. REMICs
1-Month LIBOR + 0.35%, 2.65% (A), 01/15/2038	503,072	500,019
1-Month LIBOR + 0.40%, 2.86% (A), 02/15/2041 - 09/15/2045	922,085	925,830
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.57% (A), 01/15/2038	503,072	26,983
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 3.43% (A), 09/15/2043	596,953	94,480
Federal National Mortgage Association
3.50%, 06/01/2045	289,159	290,207
3.50%, TBA (C)	14,850,000	14,845,237
3.70%, 09/01/2034	279,093	280,475
4.50%, 03/01/2039 - 02/01/2041	240,516	251,855

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.50%, TBA (C)	$ 1,550,000	$ 1,603,554
5.50%, TBA (C)	300,000	317,109
Federal National Mortgage Association REMICs
1-Month LIBOR + 0.57%, 3.08% (A), 06/25/2041	783,860	792,175
1-Month LIBOR + 0.75%, 3.26% (A), 05/25/2040	642,581	650,123
1-Month LIBOR + 0.85%, 3.36% (A), 11/25/2039	2,065,368	2,116,718
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	323,632	27,522
Federal National Mortgage Association REMICS 1-Month LIBOR + 0.55%, 3.06% (A), 02/25/2041	182,743	183,274
Government National Mortgage Association 1-Month LIBOR + 0.80%, 3.11% (A), 05/20/2066 - 06/20/2066	1,418,754	1,436,817

Total U.S. Government Agency Obligations (Cost $29,970,742)		30,297,319

U.S. GOVERNMENT OBLIGATIONS - 20.1%
U.S. Treasury - 18.9%
U.S. Treasury Bonds
2.75%, 08/15/2047	400,000	378,828
2.88%, 11/15/2046 (N)	1,200,000	1,166,766
3.00%, 02/15/2048 (N)	1,050,000	1,044,381
3.00%, 08/15/2048	470,000	467,779
3.13%, 05/15/2048 (N)	1,520,000	1,548,856
3.38%, 05/15/2044	130,000	138,460
4.25%, 05/15/2039 - 11/15/2040 (N)	3,500,000	4,224,770
4.38%, 11/15/2039 - 05/15/2040 (N)	4,840,000	5,937,884
4.38%, 05/15/2041	500,000	615,391
4.50%, 08/15/2039 (N)	9,860,000	12,287,255
6.25%, 05/15/2030 (N)	800,000	1,072,906
U.S. Treasury Notes
1.25%, 04/30/2019 (N) (O)	86,000	85,647
1.63%, 05/31/2023 (N)	330,000	317,921
1.88%, 03/31/2022 - 07/31/2022 (N)	9,900,000	9,712,676
2.13%, 12/31/2022 (N)	600,000	591,539
2.25%, 02/15/2027 - 08/15/2027 (N)	22,350,000	21,676,262
2.38%, 05/15/2027 (N)	3,200,000	3,133,000
2.75%, 04/30/2023 - 05/31/2023 (N)	1,900,000	1,920,144
2.88%, 05/15/2028 (N)	1,120,000	1,137,195

		67,457,660

U.S. Treasury Inflation-Protected Securities - 1.2%
U.S. Treasury Inflation-Indexed Bond
1.00%, 02/15/2046 (N)	747,047	708,177
1.00%, 02/15/2048	512,720	485,876
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	311,934	301,755
0.50%, 01/15/2028 (N)	2,255,352	2,152,334
0.75%, 07/15/2028	906,651	887,420

		4,535,562

Total U.S. Government Obligations (Cost $72,824,356)		71,993,222

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
Greece - 0.1%
Hellenic Republic Treasury Bill 1.27% (P), 03/15/2019	EUR 200,000	$ 228,444

Total Short-Term Foreign Government Obligations (Cost $246,438)		228,444

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.7%
U.S. Treasury Bill
2.24% (P), 01/03/2019	$ 65,000	64,992
2.27% (P), 01/03/2019	755,000	754,906
2.33% (P), 01/31/2019 (Q) (R)	1,284,000	1,281,560
2.34% (P), 01/31/2019 (Q) (R)	972,000	970,144
2.35% (P), 02/07/2019 (Q)	703,000	701,335
2.37% (P), 02/12/2019 (Q)	615,000	613,327
2.38% (P), 03/14/2019 (Q)	579,000	576,302
2.40% (P), 02/19/2019 (Q)	267,000	266,144
2.41% (P), 02/19/2019 (Q)	492,000	490,412
2.42% (P), 02/19/2019 (Q)	298,000	297,035

Total Short-Term U.S. Government Obligations (Cost $6,016,157)		6,016,157

	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (P)	3,764,970	3,764,970

Total Other Investment Company (Cost $3,764,970)		3,764,970

	Principal	Value
REPURCHASE AGREEMENTS - 64.1%
Barclays Capital, Inc., 3.10% (P), dated 01/02/2019, to be repurchased at $4,001,033 on 01/03/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 02/28/2022, and with a value of $4,053,085.	$ 4,000,000	4,000,000
Fixed Income Clearing Corp., 1.45% (P), dated 12/31/2018, to be repurchased at $5,146,131 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $5,249,633.	5,145,716	5,145,716
HSBC Bank PLC, 2.68% (P), dated 12/27/2018, to be repurchased at $50,026,056 on 01/03/2019. Collateralized by U.S. Government Obligations, 1.63% - 2.38, due 04/30/2019 - 12/31/2020, and Cash with a total value of $51,099,616.	50,000,000	50,000,000
JPMorgan Securities LLC, 3.10% (P), dated 01/02/2019, to be repurchased at $11,803,048 on 01/03/2019. Collateralized by a U.S. Government Obligation, 2.13%, due 12/31/2022, and with a value of $12,043,879.	11,800,000	11,800,000

	Principal	Value

REPURCHASE AGREEMENTS (continued)

Merrill Lynch Pierce Fenner & Smith, 2.97% (P), dated 12/31/2018, to be repurchased at $100,016,500 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 08/15/2042, and with a value of $103,168,024.

	$ 100,000,000	$ 100,000,000
RBC Capital Markets LLC, 3.20% (P), dated 12/31/2018, to be repurchased at $58,110,329 on 01/02/2019. Collateralized by U.S. Government Obligations, 1.75% - 2.13%, due 09/30/2021 - 06/30/2022, and with a total value of $59,428,368.	58,100,000	58,100,000

Total Repurchase Agreements (Cost $229,045,716)		229,045,716

Total Investments Excluding Purchased Options/Swaptions (Cost $440,050,181)		437,219,707
Total Purchased Options/Swaptions - 1.2% (Cost $4,649,723)		4,391,272

Total Investments (Cost $444,699,904)		441,610,979
Net Other Assets (Liabilities) - (23.5)%		(84,134,201)

Net Assets - 100.0%		$ 357,476,778

REVERSE REPURCHASE AGREEMENTS - (14.2)%

Bank of Nova Scotia, 2.37% (P), dated 10/09/2018, to be repurchased at $(13,085,528) on 01/09/2019. Collateralized by U.S. Government Obligations, 1.88% - 3.38%, due 11/15/2019 - 11/15/2044, and with a total value of $(13,095,573)

	$ (13,006,750)	$ (13,006,750)
Bank of Nova Scotia, 2.38% (P), dated 10/10/2018, to be repurchased at $(13,239,413) on 01/10/2019. Collateralized by U.S. Government Obligations, 1.88% - 4.50%, due 11/15/2019 - 11/15/2044, and with a total value of $(13,387,638).	(13,159,375)	(13,159,375)
Deutsche Bank Securities, Inc., 2.48% (P), dated 10/29/2018, to be repurchased at $(869,238) on 01/25/2019. Collateralized by a U.S. Government Obligation, 2.38%, due 05/05/2027, and with a value of $(884,195).	(864,000)	(864,000)
Merrill Lynch Pierce Fenner & Smith, 2.40% (P), dated 10/22/2018, to be repurchased at $(680,523) on 01/22/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 03/31/2022, and with a value of $(591,765).	(676,375)	(676,375)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Merrill Lynch Pierce Fenner & Smith, 2.55% (P), dated 11/14/2018, to be repurchased at $(798,837) on 01/14/2019. Collateralized by a U.S. Government Obligation, 4.38%, due 11/15/2039, and with a value of $(919,557).

	$ (795,400)	$ (795,400)
Merrill Lynch Pierce Fenner & Smith, 2.95% (P), dated 12/28/2018, to be repurchased at $(590,589) on 01/04/2019. Collateralized by a U.S. Government Obligation, 4.38%, due 11/15/2039, and with a value of $(682,384).	(590,250)	(590,250)
Merrill Lynch Pierce Fenner & Smith, 3.00% (P), dated 12/18/2018, to be repurchased at $(1,578,220) on 01/02/2019. Collateralized by a U.S. Government Obligation, 3.13%, due 05/15/2048, and with a value of $(1,555,469).	(1,576,250)	(1,576,250)
RBS Securities, Inc., 2.54% (P), dated 11/14/2018, to be repurchased at $(2,785,590) on 02/14/2019. Collateralized by U.S. Government Obligations, 1.88% - 4.25%, due 03/31/2022 - 05/15/2039, and with a total value of $(2,887,221).	(2,767,625)	(2,767,625)

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Royal Bank of Canada, 2.58% (P), dated 11/19/2018, to be repurchased at $(2,194,396) on 01/18/2019. Collateralized by U.S. Government Obligations, 2.38% - 4.50%, due 05/15/2027 - 08/15/2039, and with a total value of $(2,206,291).

	$ (2,185,000)	$ (2,185,000)
Royal Bank of Canada, 2.62% (P), dated 11/27/2018, to be repurchased at $(13,407,783) on 01/08/2019. Collateralized by U.S. Government Obligations, 1.88% - 4.50%, due 03/31/2022 - 05/15/2040, and with a total value of $(13,582,729).	(13,366,925)	(13,366,925)
Royal Bank of Canada, 2.66% (P), dated 12/04/2018, to be repurchased at $ (1,870,337) on 01/14/2019. Collateralized by U.S. Government Obligations, 2.25% - 4.50%, due 02/15/2027 - 08/15/2039, and with a total value of $(1,865,160).	(1,864,688)	(1,864,688)

Total Reverse Repurchase Agreements (Cost $50,852,638)		$ (50,852,638)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,100.00	12/20/2019	USD	129,353,460	516	$ 4,107,894	$ 3,529,440

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	GSB	3-Month USD-LIBOR	Receive	2.15%	01/31/2019	USD	17,500,000	$18,375	$578
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	DUB	3-Month USD-LIBOR	Receive	3.02	07/09/2020	USD	26,700,000	98,790	177,542
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	MSC	3-Month USD-LIBOR	Receive	3.04	06/22/2020	USD	56,000,000	202,720	373,954
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	GSB	3-Month USD-LIBOR	Receive	3.04	06/22/2020	USD	16,300,000	59,211	108,847
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	MSC	3-Month USD-LIBOR	Receive	3.25	01/31/2019	USD	12,400,000	37,200	175,505
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E)	MLI	3-Month USD-LIBOR	Pay	3.40	05/16/2019	USD	5,600,000	71,400	6,756
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E)	MLI	3-Month USD-LIBOR	Pay	3.60	10/01/2019	USD	2,900,000	54,133	18,650

Total								$541,829	$861,832

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

OVER-THE-COUNTER CREDIT DEFAULT SWAPTIONS WRITTEN:

Description	Counterparty	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - North America Investment Grade Index - Series 31	MLI	Pay	0.85%	01/16/2019	USD	2,600,000	$(3,803)	$(7,150)
Put - North America Investment Grade Index - Series 31	CITI	Pay	0.95	01/16/2019	USD	1,500,000	(1,916)	(1,448)
Put - North America Investment Grade Index - Series 31	MLI	Pay	0.95	02/20/2019	USD	1,600,000	(3,400)	(4,361)
Put - North America Investment Grade Index - Series 31	CITI	Pay	0.95	02/20/2019	USD	600,000	(1,206)	(1,635)

Total							$(10,325)	$(14,594)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 1-Year	DUB	3-Month USD-LIBOR	Receive	2.96%	07/09/2021	USD	26,700,000	$ (127,826)	$ (199,606)
Call - 1-Year	GSB	3-Month USD-LIBOR	Receive	3.02	06/21/2021	USD	16,300,000	(79,152)	(127,312)
Call - 1-Year	MSC	3-Month USD-LIBOR	Receive	3.02	06/21/2021	USD	56,000,000	(263,200)	(438,771)
Call - 2-Year	MSC	3-Month USD-LIBOR	Receive	3.00	01/31/2019	USD	12,400,000	(13,640)	(118,273)
Call - 2-Year	MSC	3-Month USD-LIBOR	Receive	3.13	01/31/2019	USD	12,400,000	(23,560)	(146,791)
Put - 5-Year	MLI	3-Month USD-LIBOR	Pay	3.60	10/01/2019	USD	12,100,000	(54,106)	(9,861)
Put - 10-Year	MLI	3-Month USD-LIBOR	Pay	3.75	05/16/2019	USD	5,600,000	(25,480)	(1,984)

Total								$ (586,964)	$ (1,042,598)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$ (597,289)	$ (1,057,192)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 31	1.00%	Quarterly	12/20/2023	USD	8,100,000	$(68,038)	$(83,546)	$15,508

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Pay	1.50%	Semi-Annually/ Quarterly	06/21/2027	USD	5,300,000	$482,132	$337,787	$144,345
3-Month USD-LIBOR	Pay	1.75	Semi-Annually/ Quarterly	12/21/2026	USD	200,000	13,357	8,104	5,253
3-Month USD-LIBOR	Receive	2.25	Quarterly/ Semi-Annually	12/16/2022	USD	200,000	(2,524)	1,204	(3,728)
3-Month USD-LIBOR	Pay	2.25	Semi-Annually/ Quarterly	06/20/2028	USD	27,200,000	1,032,484	1,572,004	(539,520)
3-Month USD-LIBOR	Pay	2.50	Semi-Annually/ Quarterly	12/20/2027	USD	900,000	14,788	19,109	(4,321)
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/ Quarterly	12/20/2047	USD	1,300,000	32,336	(44,450)	76,786
3-Month USD-LIBOR	Pay	3.00	Semi-Annually/ Quarterly	12/19/2048	USD	1,200,000	(32,466)	75,799	(108,265)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	3.22%	Quarterly/Semi-Annually	11/15/2028	USD	600,000	$26,097	$—	$26,097
6-Month EUR-EURIBOR	Receive	2.04	Semi-Annually/Annually	02/03/2037	EUR	1,800,000	24,911	(19,429)	44,340
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/20/2029	GBP	3,300,000	(21,654)	51,514	(73,168)
6-Month GBP-LIBOR	Pay	2.04	Semi-Annually	02/01/2037	GBP	1,600,000	(62,564)	(39,729)	(22,835)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	03/20/2038	JPY	180,000,000	(73,458)	24,066	(97,524)

Total							$1,433,439	$1,985,979	$(552,540)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	900,000	$1,839	$(38,779)	$40,618
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	600,000	(2,190)	(35,708)	33,518

Total							$(351)	$(74,487)	$74,136

Total Return Swap Agreements (V)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	CITI	Receive	Quarterly	05/23/2019	USD	53,451,799	9,673	$(2,708,462)	$—	$(2,708,462)
iShares MSCI EAFE ETF	GSI	Receive	Quarterly	08/14/2019	USD	3,384,916	610	(191,784)	—	(191,784)

Total								$(2,900,246)	$—	$(2,900,246)

Value
OTC Swap Agreements, at value (Assets)	$1,839
OTC Swap Agreements, at value (Liabilities)	$(2,902,436)

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	83	06/17/2019	$20,131,609	$20,192,863	$61,254	$—
90-Day Eurodollar	Long	245	12/16/2019	59,328,465	59,626,875	298,410	—
90-Day Eurodollar	Short	(83)	06/15/2020	(20,103,662)	(20,232,288)	—	(128,626)
90-Day Eurodollar	Short	(245)	12/14/2020	(59,313,322)	(59,737,125)	—	(423,803)
5-Year U.S. Treasury Note	Long	203	03/29/2019	22,910,707	23,281,563	370,856	—
10-Year U.S. Treasury Note	Long	83	03/20/2019	9,881,842	10,127,297	245,455	—
10-Year U.S. Treasury Note	Short	(70)	03/20/2019	(8,811,159)	(9,105,469)	—	(294,310)
E-Mini Russell 2000® Index	Long	265	03/15/2019	18,731,729	17,874,250	—	(857,479)
Euro OAT Index	Short	(11)	03/07/2019	(1,897,189)	(1,900,570)	—	(3,381)
German Euro Bund Index	Short	(4)	03/07/2019	(741,571)	(749,504)	—	(7,933)
S&P 500® E-Mini Index	Long	1,124	03/15/2019	144,237,011	140,792,240	—	(3,444,771)
U.S. Treasury Bond	Long	32	03/20/2019	4,873,025	5,141,000	267,975	—
U.S. Treasury Bond	Short	(97)	03/20/2019	(13,515,377)	(14,162,000)	—	(646,623)

Total						$1,243,950	$(5,806,926)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/11/2019	USD	79,348	GBP	62,000	$278	$—
BOA	01/30/2019	RUB	35,153,542	USD	518,205	—	(15,954)
CITI	01/11/2019	USD	221,939	CAD	292,000	7,985	—
CITI	01/11/2019	USD	968,538	GBP	760,000	—	(701)
CITI	01/11/2019	EUR	276,000	USD	313,882	2,642	—
CITI	02/19/2019	COP	364,033,000	USD	114,995	—	(3,171)
CITI	03/15/2019	USD	254,645	EUR	200,000	24,037	—
GSB	01/02/2019	USD	112,113	DKK	715,000	2,372	—
GSB	03/20/2019	INR	8,806,480	USD	123,254	1,792	—
GSB	03/20/2019	IDR	1,842,640,000	USD	125,350	1,656	—
HSBC	01/02/2019	DKK	715,000	USD	109,458	283	—
HSBC	01/25/2019	MXN	11,737,000	USD	583,849	10,933	—
HSBC	02/15/2019	USD	102,676	JPY	11,400,000	—	(1,704)
HSBC	04/01/2019	USD	110,344	DKK	715,000	—	(285)

Total						$51,978	$(21,815)

SECURITY VALUATION:

Valuation Inputs (W)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (X)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$7,041,066	$—	$7,041,066
Certificates of Deposit	—	500,000	—	500,000
Corporate Debt Securities	—	72,954,771	—	72,954,771
Foreign Government Obligations	—	7,852,318	—	7,852,318
Loan Assignment	—	—	480,278	480,278
Mortgage-Backed Securities	—	5,730,722	—	5,730,722
Municipal Government Obligations	—	1,314,724	—	1,314,724
U.S. Government Agency Obligations	—	30,297,319	—	30,297,319
U.S. Government Obligations	—	71,993,222	—	71,993,222
Short-Term Foreign Government Obligations	—	228,444	—	228,444
Short-Term U.S. Government Obligations	—	6,016,157	—	6,016,157
Other Investment Company	3,764,970	—	—	3,764,970
Repurchase Agreements	—	229,045,716	—	229,045,716
Exchange-Traded Options Purchased	3,529,440	—	—	3,529,440
Over-the-Counter Interest Rate Swaptions Purchased	—	861,832	—	861,832

Total Investments	$7,294,410	$433,836,291	$480,278	$441,610,979

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$1,626,105	$—	$1,626,105
Over-the-Counter Credit Default Swap Agreements	—	1,839	—	1,839
Futures Contracts (Y)	1,243,950	—	—	1,243,950
Forward Foreign Currency Contracts (Y)	—	51,978	—	51,978

Total Other Financial Instruments	$1,243,950	$1,679,922	$—	$2,923,872

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION (continued):

Valuation Inputs (continued) (W)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (X)	Value
LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(50,852,638)	$—	$(50,852,638)
Over-the-Counter Credit Default Swaptions Written	—	(14,594)	—	(14,594)
Over-the-Counter Interest Rate Swaptions Written	—	(1,042,598)	—	(1,042,598)
Centrally Cleared Credit Default Swap Agreements	—	(68,038)	—	(68,038)
Centrally Cleared Interest Rate Swap Agreements	—	(192,666)	—	(192,666)
Over-the-Counter Credit Default Swap Agreements	—	(2,190)	—	(2,190)
Over-the-Counter Total Return Swap Agreements	—	(2,900,246)	—	(2,900,246)
Futures Contracts (Y)	(5,806,926)	—	—	(5,806,926)
Forward Foreign Currency Contracts (Y)	—	(21,815)	—	(21,815)

Total Other Financial Instruments	$(5,806,926)	$(55,094,785)	$—	$(60,901,711)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $33,526,611, representing 9.4% of the Portfolio’s net assets.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Illiquid security. At December 31, 2018, the value of such securities amounted to $1,851,320, representing 0.5% of the Portfolio’s net assets.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,685,258. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, the total value of Regulation S securities is $4,412,330, representing 1.2% of the Portfolio’s net assets.
(I)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2018; the maturity date disclosed is the ultimate maturity date.
(J)	Restricted security. At December 31, 2018, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets

Foreign Government Obligations	Export-Import Bank of Korea 1.93%, 02/24/2020, MTN	02/16/2017	$229,683	$217,672	0.1%

(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the total value of securities is $810,942, representing 0.2% of the Portfolio’s net assets.
(L)	All or a portion of the security represents an unsettled loan commitment at December 31, 2018 where the rate will be determined at time of settlement.
(M)	Security is Level 3 of the fair value hierarchy.
(N)	Securities are subject to sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(O)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The value of the security is $85,647.
(P)	Rates disclosed reflect the yields at December 31, 2018.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $3,195,650.
(R)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $1,433,267.
(S)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(W)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(X)	Level 3 securities were not considered significant to the Portfolio.
(Y)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
COP	Columbian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
MLI	Merrill Lynch International
MSC	Morgan Stanley & Co.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

PORTFOLIO ABBREVIATIONS:

CMBS	Commercial Mortgage-Backed Securities
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $215,654,188) (including securities loaned of $3,685,258)	$212,565,263
Repurchase agreement, at value (cost $229,045,716)	229,045,716
Cash collateral pledged at broker for:
Centrally cleared swap agreements	1,209,000
Futures contracts	4,743,000
Repurchase agreements	380,000
Foreign currency, at value (cost $378,163)	374,082
OTC swap agreements, at value	1,839
Receivables and other assets:
Investments sold	10,133
When-issued, delayed-delivery, forward and TBA commitments sold	4,733,711
Net income from securities lending	679
Interest	1,424,761
Deferred income for sale-buyback financing transactions	37
Variation margin receivable on futures contracts	1,227,481
Unrealized appreciation on forward foreign currency contracts	51,978

Total assets	455,767,680

Liabilities:
Cash collateral received upon return of:
Securities on loan	3,764,970
Written options and swaptions, at value (premium received $597,289)	1,057,192
Reverse repurchase agreements, at value (cost $50,852,638)	50,852,638
OTC swap agreements, at value	2,902,436
Payables and other liabilities:
Investments purchased	15,800,000
When-issued, delayed-delivery, forward and TBA commitments purchased	22,110,423
Sale-buyback financing transactions	688,140
Shares of beneficial interest redeemed	18,093
Interest	209,896
Due to custodian	266,300
Investment management fees	253,639
Distribution and service fees	75,068
Transfer agent costs	1,543
Trustees, CCO and deferred compensation fees	1,033
Audit and tax fees	34,787
Custody fees	88,841
Legal fees	2,653
Printing and shareholder reports fees	47,052
Other accrued expenses	3,092
Variation margin payable on centrally cleared swap agreements	91,291
Unrealized depreciation on forward foreign currency contracts	21,815

Total liabilities	98,290,902

Net assets	$357,476,778

Net assets consist of:
Capital stock ($0.01 par value)	$351,528
Additional paid-in capital	383,213,682
Total distributable earnings (accumulated losses)	(26,088,432)

Net assets	$357,476,778

Net assets by class:
Initial Class	$11,628,528
Service Class	345,848,250

Shares outstanding:
Initial Class	1,124,747
Service Class	34,028,009

Net asset value and offering price per share:
Initial Class	$10.34
Service Class	10.16

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest income	$9,911,291
Net income from securities lending	4,876
Withholding taxes on foreign income	(5)

Total investment income	9,916,162

Expenses:
Investment management fees	3,318,365
Distribution and service fees:
Service Class	983,736
Transfer agent costs	6,162
Trustees, CCO and deferred compensation fees	13,270
Audit and tax fees	45,449
Custody fees	189,329
Legal fees	21,488
Printing and shareholder reports fees	52,528
Interest	161,253
Other	10,756

Total expenses	4,802,336

Net investment income (loss)	5,113,826

Net realized gain (loss) on:
Investments	1,080,656
Written options and swaptions	(386,445)
Swap agreements	(4,587,996)
Futures contracts	(13,388,426)
Forward foreign currency contracts	(982,372)
Foreign currency transactions	(77,331)

Net realized gain (loss)	(18,341,914)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,447,978)
Written options and swaptions	(355,482)
Swap agreements	(4,460,830)
Futures contracts	(7,126,040)
Forward foreign currency contracts	736,710
Translation of assets and liabilities denominated in foreign currencies	(13,762)

Net change in unrealized appreciation (depreciation)	(16,667,382)

Net realized and change in unrealized gain (loss)	(35,009,296)

Net increase (decrease) in net assets resulting from operations	$(29,895,470)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$5,113,826	$2,226,323
Net realized gain (loss)	(18,341,914)	47,141,316
Net change in unrealized appreciation (depreciation)	(16,667,382)	6,209,726

Net increase (decrease) in net assets resulting from operations	(29,895,470)	55,577,365

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(1,700,716)	—
Service Class	(51,119,156)	—
Net investment income:
Initial Class	—	(79,582)
Service Class	—	(1,574,574)

Total dividends and/or distributions from net investment income	—	(1,654,156)

Net realized gains:
Initial Class	—	(406,025)
Service Class	—	(12,390,250)

Total dividends and/or distributions from net realized gains	—	(12,796,275)

Total dividends and/or distributions to shareholders	(52,819,872)	(14,450,431)

Capital share transactions:
Proceeds from shares sold:
Initial Class	662,659	642,179
Service Class	5,773,819	23,964,259

	6,436,478	24,606,438

Dividends and/or distributions reinvested:
Initial Class	1,700,716	485,607
Service Class	51,119,156	13,964,824

	52,819,872	14,450,431

Cost of shares redeemed:
Initial Class	(1,638,938)	(1,397,155)
Service Class	(43,112,530)	(31,590,925)

	(44,751,468)	(32,988,080)

Net increase (decrease) in net assets resulting from capital share transactions	14,504,882	6,068,789

Net increase (decrease) in net assets	(68,210,460)	47,195,723

Net assets:
Beginning of year	425,687,238	378,491,515

End of year	$357,476,778	$425,687,238

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$10,511,746

Capital share transactions - shares:
Shares issued:
Initial Class	54,702	52,390
Service Class	469,124	2,007,481

	523,826	2,059,871

Shares reinvested:
Initial Class	149,448	40,636
Service Class	4,564,210	1,185,469

	4,713,658	1,226,105

Shares redeemed:
Initial Class	(137,236)	(114,651)
Service Class	(3,645,384)	(2,629,276)

	(3,782,620)	(2,743,927)

Net increase (decrease) in shares outstanding:
Initial Class	66,914	(21,625)
Service Class	1,387,950	563,674

	1,454,864	542,049

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.82		$11.57		$11.01		$11.65	$11.45

Investment operations:
Net investment income (loss) (A)	0.18		0.10		0.04	(B)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(0.98)		1.62		0.52		(0.36)	0.77

Total investment operations	(0.80)		1.72		0.56		(0.37)	0.75

Dividends and/or distributions to shareholders:
Net investment income	(0.42)		(0.08)		—		—	(0.21)
Net realized gains	(1.26)		(0.39)		—		(0.27)	(0.34)

Total dividends and/or distributions to shareholders	(1.68)		(0.47)		—		(0.27)	(0.55)

Net asset value, end of year	$10.34		$12.82		$11.57		$11.01	$11.65

Total return	(7.49)%		15.13%		5.09%		(3.16)%	6.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,629		$13,558		$12,492		$12,715	$14,346
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%		0.93%		0.90%		0.90%	0.90%
Including waiver and/or reimbursement and recapture	0.94%		0.93%		0.89	%(B)	0.90%	0.95%
Net investment income (loss) to average net assets	1.50%		0.79%		0.33	%(B)	(0.11)%	(0.18)%
Portfolio turnover rate	35	%(C)	47	%(C)	57	%(C)	49%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.63		$11.41		$10.88		$11.55	$11.37

Investment operations:
Net investment income (loss) (A)	0.15		0.07		0.01	(B)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	(0.97)		1.59		0.52		(0.36)	0.77

Total investment operations	(0.82)		1.66		0.53		(0.40)	0.72

Dividends and/or distributions to shareholders:
Net investment income	(0.39)		(0.05)		—		—	(0.20)
Net realized gains	(1.26)		(0.39)		—		(0.27)	(0.34)

Total dividends and/or distributions to shareholders	(1.65)		(0.44)		—		(0.27)	(0.54)

Net asset value, end of year	$10.16		$12.63		$11.41		$10.88	$11.55

Total return	(7.68)%		14.83%		4.87%		(3.46)%	6.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$345,848		$412,129		$366,000		$318,268	$189,137
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%		1.18%		1.15%		1.15%	1.15%
Including waiver and/or reimbursement and recapture	1.19%		1.18%		1.14	%(B)	1.15%	1.20%
Net investment income (loss) to average net assets	1.25%		0.54%		0.09	%(B)	(0.35)%	(0.43)%
Portfolio turnover rate	35	%(C)	47	%(C)	57	%(C)	49%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical—Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/ or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2018. Open secured loan participations and assignments at December 31, 2018, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2018, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2018, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2018, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 45,654,735	365	1.96%

Open reverse repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2018, the Portfolio earned price drop fee income of $73,099. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income on the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 8,400,247	332	1.89%

Open sale-buyback financing transactions at December 31, 2018, if any, are identified within the Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$3,764,970	$—	$—	$—	$3,764,970
Reverse Repurchase Agreements
U.S. Government Obligations	$1,576,250	$46,508,763	$2,767,625	$—	$50,852,638
Sale Buy-back Transactions
U.S. Government Obligations	$688,140	$—	$—	$—	$688,140
Total Borrowings	$6,029,360	$46,508,763	$2,767,625	$—	$55,305,748

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Inflation-capped options: The Portfolio may purchase or write inflation-capped options. Purchasing or writing inflation-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Straddle swaptions: The Portfolio may purchase or write straddle swaption agreements which is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2018, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open centrally cleared swap agreements at December 31, 2018, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2018, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2018, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Investments, at value (A)	$861,832	$—	$3,529,440	$—	$—	$4,391,272
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	1,626,105	—	—	—	—	1,626,105
OTC Swaps:
OTC swap agreements, at value	—	—	—	1,839	—	1,839
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	1,243,950	—	—	—	—	1,243,950
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	51,978	—	—	—	51,978
Total	$3,731,887	$51,978	$3,529,440	$1,839	$—	$7,315,144

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Written options and swaptions, at value (A)	$(1,042,598)	$—	$—	$(14,594)	$—	$(1,057,192)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(192,666)	—	—	(68,038)	—	(260,704)
OTC Swaps:
OTC swap agreements, at value	—	—	(2,900,246)	(2,190)	—	(2,902,436)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(1,493,362)	—	(4,313,564)	—	—	(5,806,926)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(21,815)	—	—	—	(21,815)
Total	$(2,728,626)	$(21,815)	$(7,213,810)	$(84,822)	$—	$(10,049,073)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$219,085	$—	$2,181,322	$—	$—	$2,400,407
Written options and swaptions	(395,613)	6,172	—	2,996	—	(386,445)
Swap agreements	1,296,900	—	(5,958,862)	73,966	—	(4,587,996)
Futures contracts	681,380	—	(14,069,806)	—	—	(13,388,426)
Forward foreign currency contracts	—	(982,372)	—	—	—	(982,372)
Total	$1,801,752	$(976,200)	$(17,847,346)	$76,962	$—	$(16,944,832)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$309,200	$—	$(650,556)	$—	$—	$(341,356)
Written options and swaptions	(353,718)	2,505	—	(4,269)	—	(355,482)
Swap agreements	(619,229)	—	(3,824,060)	(17,541)	—	(4,460,830)
Futures contracts	(326,630)	—	(6,799,410)	—	—	(7,126,040)
Forward foreign currency contracts	—	736,710	—	—	—	736,710
Total	$(990,377)	$739,215	$(11,274,026)	$(21,810)	$—	$(11,546,998)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 223,267	$ 4,159,825	$ (301,538)	$ (500,758)	$ 63,654,654	$ 348,874,506	$ (136,537,845)	$ 4,964,654	$ 7,508,806	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$278	$(278)	$—	$—	$15,954	$(278)	$—	$15,676
Citibank N.A.	34,664	(34,664)	—	—	2,715,417	(34,664)	(2,680,753)	—
Deutsche Bank AG	177,542	(177,542)	—	—	199,606	(177,542)	—	22,064
Goldman Sachs Bank	115,245	(115,245)	—	—	127,312	(115,245)	(12,067)	—

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Goldman Sachs International	$1,839	$(1,839)	$—	$—	$193,974	$(1,839)	$(192,135)	$—
HSBC Bank USA	11,216	(1,989)	—	9,227	1,989	(1,989)	—	—
Merrill Lynch International	25,406	(23,356)	—	2,050	23,356	(23,356)	—	—
Morgan Stanley & Co., Inc.	549,459	(549,459)	—	—	703,835	(549,459)	—	154,376
Other Derivatives (C)	6,399,495	—	—	6,399,495	6,067,630	—	—	6,067,630

Total	$7,315,144	$(904,372)	$—	$6,410,772	$10,049,073	$(904,372)	$(2,884,955)	$6,259,746

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.82%
Over $250 million up to $750 million	0.81
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2019
Service Class	1.20	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 27,401,352	$ 42,497,310	$ 50,441,494	$ 56,870,437

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options, swaps, straddle loss deferrals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss, net operating losses and return of capital distributions. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (5,007,247)	$ 5,007,247

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 445,766,342	$ 3,362,421	$ (8,532,535)	$ (5,170,114)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 4,943,362	$ 14,936,609

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 32,523,926	$ 20,295,946	$ —	$ 14,450,431	$ —	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (19,879,971)	$ —	$ (1,040,034)	$ (5,168,427)

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Tactical – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $20,295,946 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

After a year of calm markets and strong risk asset returns in 2017, the start to 2018 was highlighted by the return of volatility, as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Risk-asset returns started higher as global stocks surged in January of 2018, but reversed on concerns about rising interest rates. Expectations for higher inflation, increased Treasury supply, and more U.S. Federal Reserve (“Fed”) hikes all contributed to higher rates. Volatility also rose with measures like the CBOE Volatility Index (the “VIX”) spiking dramatically.

Solid growth momentum in the U.S. moving into the second quarter contrasted with some softening in growth in other developed regions. Coincidentally, the Fed kept on track with policy normalization even as other central banks like the European Central Bank (“ECB”) softened rhetoric. Geopolitical developments weighed on risk sentiment for much of this quarter and resulted in overall mixed market performance. Within bonds, the U.S. 10-year Treasury yield briefly crossed 3% amid acceleration in growth, and the U.S. yield curve continued to flatten.

During the third quarter of 2018, developed market yields shifted higher, while risk assets were resilient. Despite lingering tensions between the U.S. and China and challenges in emerging-market assets, a strong fundamental backdrop persisted and contributed to outperformance of U.S. risk assets relative to those abroad. Meanwhile, central banks remained on course for diminished monetary support as the Fed and Bank of England both hiked interest rates, the ECB confirmed plans to cease asset purchases by year-end, and the Bank of Japan adjusted its yield-curve-control policy.
Markets rode a wave of volatility going into the end of the year as Fed policy, trade, geopolitical frictions, and concerns about peak economic and earnings growth contributed to waning investor sentiment and weighed on risk assets, particularly equities. Stock markets sank in the fourth quarter, turning full-year returns negative, while bond markets, remaining a safe haven through the stormy period, delivered on their traditional role as an equity diversifier. Overall, 2018 underscored the return of turbulence and uncertainty following years of historically calm markets.

PERFORMANCE

For the year ended December 31, 2018, Transamerica PIMCO Total Return VP, Initial Class returned -0.65%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 0.01%.

STRATEGY REVIEW

During the one-year period, U.S. duration and curve positioning, which was partially facilitated through cash bonds, interest rate swaps and futures, contributed to performance as both benefited from a general rise in interest rates. Outside the U.S., duration exposure and country selection in the eurozone detracted from performance overall as rates ended the year generally mixed across the region. A short position in U.K. duration added as their rates rose, while short positions in Japanese and Australian duration detracted as rates fell. Lastly, with regard to duration strategies, modest tactical exposure to local Brazilian rates added to performance as rates fell.

Within spread strategies, select positions of non-agency mortgage-backed securities added, while an overweight in Fannie Mae mortgages detracted. An underweight in investment grade corporates, notably industrials, added to performance as spreads widened, though this was offset by positions in high-yield corporate credit.

Finally, currency strategies, partially implemented through the use of currency forwards, detracted from performance overall, primarily exposure to Argentine peso and tactical positions in developed-market currencies.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Mark R. Kiesel

Scott A. Mather

Mihir P. Worah

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	3.01
Duration †	3.46

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	83.7%
AAA	16.7
AA	1.9
A	14.0
BBB	27.4
BB	3.7
B	3.1
CCC and Below	4.4
Not Rated	15.4
Net Other Assets (Liabilities) ^	(70.3)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(0.65)%	2.44%	4.57%	05/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	3.48%
Service Class	(1.02)%	2.17%	4.30%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Debt income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,011.80	$3.45	$1,021.80	$3.47	0.68%
Service Class	1,000.00	1,010.10	4.71	1,020.50	4.74	0.93

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 14.8%
ABFC Trust Series 2004-OPT4, Class A1, 1-Month LIBOR + 0.62%, 3.13% (A), 04/25/2034	$ 218,833	$ 218,918
Adams Mill CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.10%, 3.54% (A), 07/15/2026 (B)	4,117,163	4,097,380
Ally Auto Receivables Trust Series 2018-3, Class A2, 2.72%, 05/17/2021	8,000,000	7,987,131
AmeriCredit Automobile Receivables Trust Series 2018-1, Class A2B, 1-Month LIBOR + 0.23%, 2.69% (A), 07/19/2021	3,407,972	3,406,610
Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1, 1-Month LIBOR + 0.39%, 2.90% (A), 03/25/2036	200,000	198,128
Apex Credit CLO, Ltd. Series 2016-1A, Class ASR, 3-Month LIBOR + 1.05%, 3.61% (A), 10/27/2028 (B)	6,700,000	6,680,516
Apidos CLO XVI Series 2013-16A, Class A1R, 3-Month LIBOR + 0.98%, 3.43% (A), 01/19/2025 (B)	1,868,905	1,863,470
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W4, Class A2D, 1-Month LIBOR + 0.38%, 2.89% (A), 02/25/2036	2,825,962	2,160,904
Aurium CLO Series 2A, Class AR, 3-Month LIBOR + 0.68%, 0.68% (A), 10/13/2029 (B) (C) (D)	EUR 3,600,000	4,124,699
B&M CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 0.73%, 3.17% (A), 04/16/2026 (B)	$ 3,572,572	3,538,279
Barings Euro CLO Series 2016-1A, Class A1R, 3-Month LIBOR + 0.68%, 0.68% (A), 07/27/2030 (B) (C) (D)	EUR 6,000,000	6,874,498
Bayview Opportunity Master Fund IIIa Trust Series 2017-RN8, Class A1, 3.35% (A), 11/28/2032 (B)	$ 1,012,101	1,007,721
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.65%, 3.16% (A), 03/25/2035	762,961	766,014
Series 2005-HE6, Class M2,
1-Month LIBOR + 1.01%, 3.51% (A), 06/25/2035	262,276	264,510

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Bear Stearns Asset-Backed Securities I Trust (continued)
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 2.75% (A), 12/25/2036	$ 13,491,901	$ 11,485,240
Series 2007-HE3, Class 1A2,
1-Month LIBOR + 0.20%, 2.71% (A), 04/25/2037	854,745	1,133,833
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1,
1-Month LIBOR + 0.66%, 3.17% (A), 10/25/2032	7,239	7,240
Series 2004-1, Class M1,
1-Month LIBOR + 0.98%, 3.48% (A), 06/25/2034	2,422,345	2,425,931
Series 2006-SD3, Class 21A1,
4.24% (A), 07/25/2036	87,058	87,994
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A1AR, 3-Month LIBOR + 0.78%, 3.22% (A), 07/18/2027 (B)	4,500,000	4,440,767
Cent CLO 19, Ltd. Series 2013-19A, Class A1A, 3-Month LIBOR + 1.33%, 3.84% (A), 10/29/2025 (B)	5,123,508	5,122,161
Chase Issuance Trust Series 2017-A1, Class A, 1-Month LIBOR + 0.30%, 2.76% (A), 01/15/2022	7,000,000	7,003,396
Chesapeake Funding II LLC Series 2018-2A, Class A1, 3.23%, 08/15/2030 (B)	8,000,000	8,036,147
CIFC Funding, Ltd.
Series 2015-2A, Class AR,
3-Month LIBOR + 0.78%, 3.22% (A), 04/15/2027 (B)	8,500,000	8,398,059
Series 2015-5A, Class A1R,
3-Month LIBOR + 0.86%, 3.35% (A), 10/25/2027 (B)	8,200,000	8,062,355
CIT Mortgage Loan Trust Series 2007-1, Class 1A, 1-Month LIBOR + 1.35%, 3.86% (A), 10/25/2037 (B)	4,724,395	4,774,250
Citigroup Mortgage Loan Trust
Series 2007-AMC1, Class A1,
1-Month LIBOR + 0.16%, 2.67% (A), 12/25/2036 (B)	9,158,935	5,792,030
Series 2007-AMC4, Class A2C,
1-Month LIBOR + 0.17%, 2.68% (A), 05/25/2037	704,394	698,857
Series 2007-FS1, Class 1A1,
4.57% (A), 10/25/2037 (B)	3,543,842	3,645,520
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificate Series 2004-OPT1, Class M3, 1-Month LIBOR + 0.95%, 3.45% (A), 10/25/2034	4,631,000	4,639,004

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates
Series 2003-3, Class M1,
1-Month LIBOR + 1.05%, 3.56% (A), 08/25/2033	$ 778,243	$ 734,791
Series 2004-9, Class MV4,
1-Month LIBOR + 1.58%, 4.08% (A), 11/25/2034	2,500,000	2,408,568
Series 2006-20, Class 1A,
1-Month LIBOR + 0.14%, 2.65% (A), 04/25/2047	4,290,014	4,124,254
Series 2006-24, Class 1A,
1-Month LIBOR + 0.14%, 2.65% (A), 06/25/2047	10,629,547	9,546,845
Series 2006-24, Class 2A3,
1-Month LIBOR + 0.15%, 2.66% (A), 06/25/2047	3,416,699	3,369,872
Series 2007-2, Class 2A3,
1-Month LIBOR + 0.14%, 2.65% (A), 08/25/2037	5,279,991	5,179,646
CSMC Trust Series 2017-1A, Class A, 4.50% (A), 03/25/2021 (B)	3,175,541	3,179,307
CWABS Asset-Backed Certificates Trust Series 2004-13, Class MV4, 1-Month LIBOR + 0.85%, 3.36% (A), 04/25/2035	391,795	392,913
CWABS, Inc. Asset-Backed Certificates Trust Series 2003-BC1, Class A1, 1-Month LIBOR + 0.80%, 3.31% (A), 03/25/2033	22,052	21,757
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 3.34% (A), 10/15/2027 (B)	7,100,000	7,022,645
Emerson Park CLO, Ltd. Series 2013-1A, Class A1AR, 3-Month LIBOR + 0.98%, 3.42% (A), 07/15/2025 (B)	759,174	758,611
Ford Credit Auto Owner Trust Series 2014-2, Class A, 2.31%, 04/15/2026 (B)	6,820,000	6,772,147
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 3.49% (A), 01/21/2028 (B)	6,700,000	6,663,230
Golden Credit Card Trust Series 2017-1A, Class A, 1-Month LIBOR + 0.40%, 2.86% (A), 02/15/2021 (B)	7,000,000	7,000,601
GSAMP Trust
Series 2005-HE1, Class M2,
1-Month LIBOR + 1.32%, 3.83% (A), 12/25/2034	3,411,867	2,438,114
Series 2007-HS1, Class A1,
1-Month LIBOR + 0.85%, 3.36% (A), 02/25/2047	1,291,231	1,283,714

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 3.57% (A), 10/22/2025 (B)	$ 7,500,000	$ 7,466,602
Home Equity Asset Trust
Series 2002-1, Class A4,
1-Month LIBOR + 0.60%, 3.11% (A), 11/25/2032	1,283	1,233
Series 2004-4, Class M1,
1-Month LIBOR + 0.78%, 3.29% (A), 10/25/2034	4,054,562	4,007,786
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A, Class 1A, 1-Month LIBOR + 0.22%, 2.73% (A), 04/25/2037	1,580,451	1,247,270
Hyundai Auto Lease Securitization Trust Series 2017-B, Class A2A, 1.69%, 12/16/2019 (B)	1,996,332	1,992,311
KVK CLO, Ltd. Series 2013-1A, Class AR, 3-Month LIBOR + 0.90%, 3.34% (A), 01/14/2028 (B)	7,000,000	6,887,909
LoanCore Issuer, Ltd. Series 2018-CRE1, Class A, 1-Month LIBOR + 1.13%, 3.59% (A), 05/15/2028 (B)	6,600,000	6,515,263
Master Asset-Backed Securities Trust Series 2007-HE2, Class A1, 1-Month LIBOR + 1.15%, 3.66% (A), 08/25/2037	3,389,924	2,861,156
Monarch Grove CLO Trust Series 2018-1A, Class A1, 3-Month LIBOR + 0.88%, 3.37% (A), 01/25/2028 (B)	5,700,000	5,606,662
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE9, Class M2,
1-Month LIBOR + 0.93%, 3.44% (A), 11/25/2034	1,593,915	1,576,597
Series 2005-WMC6, Class M3,
1-Month LIBOR + 0.77%, 3.27% (A), 07/25/2035	3,771,414	3,779,262
Series 2007-HE5, Class A2C,
1-Month LIBOR + 0.25%, 2.76% (A), 03/25/2037	2,906,121	1,513,938
Mountain Hawk III CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.20%, 3.64% (A), 04/18/2025 (B)	4,305,801	4,295,020
Navient Private Education Loan Trust Series 2018-BA, Class A1, 1-Month LIBOR + 0.35%, 2.81% (A), 12/15/2059 (B)	3,716,874	3,712,025
Navient Student Loan Trust
Series 2017-3A, Class A1,
1-Month LIBOR + 0.30%, 2.81% (A), 07/26/2066 (B)	2,752,960	2,753,796

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust (continued)
Series 2018-2A, Class A1,
1-Month LIBOR + 0.24%, 2.75% (A), 03/25/2067 (B)	$ 5,099,697	$ 5,100,138
New Century Home Equity Loan Trust Series 2005-C, Class A2C, 1-Month LIBOR + 0.25%, 2.76% (A), 12/25/2035	198,742	198,614
Nissan Master Owner Trust Receivables Series 2016-A, Class A1, 1-Month LIBOR + 0.64%, 3.10% (A), 06/15/2021	7,000,000	7,005,910
OCP CLO, Ltd. Series 2015-9A, Class A1R, 3-Month LIBOR + 0.80%, 3.24% (A), 07/15/2027 (B)	7,000,000	6,938,463
Octagon Investment Partners XXIII, Ltd. Series 2015-1A, Class A1R, 3-Month LIBOR + 0.85%, 3.29% (A), 07/15/2027 (B)	4,100,000	4,029,099
OneMain Direct Auto Receivables Trust Series 2018-1A, Class A, 3.43%, 12/16/2024 (B)	6,700,000	6,712,979
Option One Mortgage Loan Trust
Series 2007-2, Class 1A1,
1-Month LIBOR + 0.14%, 2.65% (A), 03/25/2037	5,745,999	4,236,108
Series 2007-5, Class 1A1,
1-Month LIBOR + 0.22%, 2.73% (A), 05/25/2037	8,552,562	5,867,361
RASC Trust
Series 2005-KS11, Class M2,
1-Month LIBOR + 0.42%, 2.93% (A), 12/25/2035	7,100,000	7,074,689
Series 2006-EMX1, Class M1,
1-Month LIBOR + 0.41%, 2.92% (A), 01/25/2036	1,991,805	1,974,644
Series 2006-KS9, Class AI3,
1-Month LIBOR + 0.16%, 2.67% (A), 11/25/2036	1,504,506	1,427,433
SLM Student Loan Trust
Series 2003-11, Class A6,
3-Month LIBOR + 0.55%, 3.34% (A), 12/15/2025 (B)	6,365,953	6,395,627
Series 2005-3, Class A5,
3-Month LIBOR + 0.09%, 2.58% (A), 10/25/2024	2,936,925	2,934,162
Series 2005-9, Class A6,
3-Month LIBOR + 0.55%, 3.04% (A), 10/26/2026	1,218,790	1,219,121
Series 2007-3, Class A3,
3-Month LIBOR + 0.04%, 2.53% (A), 04/25/2019	729,980	728,926
Sofi Professional Loan Program LLC Series 2018-A, Class A2A, 2.39%, 02/25/2042 (B)	5,275,348	5,229,178
SoFi Professional Loan Program Trust Series 2018-B, Class A1FX, 2.64%, 08/25/2047 (B)	6,399,573	6,369,504

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Soundview Home Loan Trust
Series 2005-3, Class M3,
1-Month LIBOR + 0.83%, 3.33% (A), 06/25/2035	$ 130,051	$ 128,579
Series 2006-OPT2, Class A3,
1-Month LIBOR + 0.18%, 2.69% (A), 05/25/2036	2,207,518	2,199,401
Series 2007-WMC1, Class 3A1,
1-Month LIBOR + 0.11%, 2.62% (A), 02/25/2037	1,260,072	472,980
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	3,271,918	3,240,272
Structured Asset Investment Loan Trust Series 2005-9, Class M1, 1-Month LIBOR + 0.42%, 2.93% (A), 11/25/2035	6,000,000	5,802,142
TICP CLO I, Ltd. Series 2015-1A, Class AR, 3-Month LIBOR + 0.80%, 3.27% (A), 07/20/2027 (B)	7,100,000	6,993,010
TICP CLO III, Ltd. Series 2018-3R, Class A, 3-Month LIBOR + 0.84%, 3.31% (A), 04/20/2028 (B)	5,500,000	5,398,618
Tralee CLO V, Ltd. Series 2018-5A, Class A1, 3-Month LIBOR + 1.11%, 3.87% (A), 10/20/2028 (B)	7,900,000	7,792,347
Trillium Credit Card Trust II Series 2018-1A, Class A, 1-Month LIBOR + 0.25%, 2.76% (A), 02/27/2023 (B)	11,100,000	11,079,221
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	32,943	34,066
Series 2004-20C, Class 1,
4.34%, 03/01/2024	243,268	248,265
Series 2008-20L, Class 1,
6.22%, 12/01/2028	617,433	672,203
Venture XII CLO, Ltd. Series 2012-12A, Class ARR, 3-Month LIBOR + 0.80%, 3.51% (A), 02/28/2026 (B)	8,400,000	8,307,886
Venture XVI CLO, Ltd. Series 2014-16A, Class ARR, 3-Month LIBOR + 0.85%, 3.29% (A), 01/15/2028 (B)	7,000,000	6,892,823
Venture XX CLO, Ltd. Series 2015-20A, Class AR, 3-Month LIBOR + 0.82%, 3.26% (A), 04/15/2027 (B)	5,700,000	5,638,092
Voya CLO, Ltd. Series 2014-3A, Class A1R, 3-Month LIBOR + 0.72%, 3.21% (A), 07/25/2026 (B)	7,614,354	7,576,510
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M2, 1-Month LIBOR + 0.69%, 3.20% (A), 10/25/2035	1,651,000	1,534,241

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
WaMu Asset-Backed Certificates Trust Series 2007-HE2, Class 2A3, 1-Month LIBOR + 0.25%, 2.76% (A), 04/25/2037	$ 4,379,795	$ 2,248,172
Westlake Automobile Receivables Trust
Series 2018-3A, Class A1,
2.53%, 09/16/2019 (B)	2,175,426	2,174,440
Series 2018-3A, Class A2A,
2.98%, 01/18/2022 (B)	5,300,000	5,297,381

Total Asset-Backed Securities (Cost $380,610,657)		391,228,012

CERTIFICATE OF DEPOSIT - 0.5%
Banks - 0.5%
Barclays Bank PLC 3-Month LIBOR + 0.40%, 2.89% (A), 10/25/2019	13,500,000	13,500,000

Total Certificate of Deposit (Cost $13,500,000)		13,500,000

CORPORATE DEBT SECURITIES - 46.4%
Aerospace & Defense - 0.3%
United Technologies Corp. 3.65%, 08/16/2023	6,900,000	6,872,964

Airlines - 0.2%
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	4,880,199	4,697,192

Auto Components - 0.0% (E)
ZF North America Capital, Inc. 4.50%, 04/29/2022 (B)	800,000	781,451

Automobiles - 0.1%
Volkswagen International Finance NV 4.00%, 08/12/2020 (B)	1,400,000	1,409,031

Banks - 17.7%
AIB Group PLC 4.75%, 10/12/2023 (B)	6,600,000	6,534,687
Banco Bilbao Vizcaya Argentaria SA Fixed until 02/18/2020 (F), 6.75% (A) (G)	EUR 3,600,000	4,087,164
Banco do Nordeste do Brasil SA 4.38%, 05/03/2019 (G)	$ 2,900,000	2,892,750
Banco Espirito Santo SA
2.63%, 05/08/2017, MTN (G) (H) (I) (J)	EUR 1,600,000	540,794
4.00%, 01/21/2019, MTN (G) (H) (I) (J)	800,000	256,648
Banco Santander SA 3.85%, 04/12/2023	$ 6,800,000	6,607,313
Bank of America Corp.
com 12/20/2022, 3.00% (A), 12/20/2023	16,197,000	15,743,620
3-Month LIBOR + 1.00%, 3.49% (A), 04/24/2023	8,500,000	8,408,448
4.10%, 07/24/2023	4,100,000	4,155,619
Banque Federative du Credit Mutuel SA 3-Month LIBOR + 0.96%, 3.43% (A), 07/20/2023 (B)	8,000,000	7,898,490

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Barclays Bank PLC
7.63%, 11/21/2022	$ 3,100,000	$ 3,212,375
10.18%, 06/12/2021 (B)	5,520,000	6,205,298
Barclays PLC
3-Month LIBOR + 1.63%, 4.04% (A), 01/10/2023 (K)	5,200,000	5,071,473
3-Month LIBOR + 1.43%, 4.05% (A), 02/15/2023	5,400,000	5,195,092
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	8,100,000	8,031,645
3-Month LIBOR + 2.11%, 4.73% (A), 08/10/2021	5,200,000	5,242,969
Fixed until 09/15/2019 (F), 6.50% (A)	EUR 1,700,000	1,896,536
Fixed until 09/15/2023 (F), 7.75% (A)	$ 6,500,000	6,252,480
Fixed until 09/15/2022 (F), 7.88% (A) (G)	GBP 3,000,000	3,823,838
CitiBank NA
3-Month LIBOR + 0.32%, 2.86% (A), 05/01/2020	$ 1,600,000	1,594,467
3.05%, 05/01/2020	9,500,000	9,487,939
Citigroup, Inc.
2.05%, 06/07/2019	500,000	497,892
2.70%, 10/27/2022	6,800,000	6,554,871
2.75%, 04/25/2022	8,400,000	8,159,542
2.90%, 12/08/2021	3,700,000	3,640,162
3-Month LIBOR + 1.43%, 4.17% (A), 09/01/2023	4,300,000	4,302,378
3-Month LIBOR + 1.38%, 4.18% (A), 03/30/2021	1,100,000	1,107,376
Cooperatieve Rabobank UA
3-Month LIBOR + 0.43%, 2.94% (A), 04/26/2021	3,700,000	3,681,464
4.38%, 08/04/2025	7,400,000	7,267,984
Fixed until 06/29/2021 (F), 6.63% (A) (G)	EUR 1,000,000	1,243,780
HSBC Holdings PLC
3-Month LIBOR + 0.65%, 3.43% (A), 09/11/2021	$ 6,500,000	6,414,060
3-Month LIBOR + 1.50%, 3.91% (A), 01/05/2022	2,900,000	2,929,015
Fixed until 07/04/2029 (F), 4.75% (A) MTN (G)	EUR 5,200,000	5,376,860
ING Bank NV 2.63%, 12/05/2022 (B)	$ 3,600,000	3,541,698
ING Groep NV 4.63%, 01/06/2026 (B)	8,100,000	8,154,832
JPMorgan Chase & Co.
2.40%, 06/07/2021	7,500,000	7,335,790
2.55%, 10/29/2020	800,000	791,107
3.90%, 07/15/2025	7,100,000	7,035,566
JPMorgan Chase Bank NA
3-Month LIBOR + 0.25%, 2.87% (A), 02/13/2020	8,300,000	8,289,007
Fixed until 04/26/2020, 3.09% (A), 04/26/2021	17,200,000	17,130,474
Lloyds Bank PLC
7.50% (L), 04/02/2032, MTN (G) (H)	9,600,000	7,639,872
Fixed until 12/16/2024 (F), 12.00% (A) (B)	16,400,000	19,177,356

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Lloyds Banking Group PLC
4.05%, 08/16/2023	$ 5,100,000	$ 5,038,414
Fixed until 09/27/2025 (F), 7.50% (A) (K)	5,800,000	5,598,160
Fixed until 06/27/2023 (F), 7.63% (A) (G)	GBP 2,500,000	3,277,315
Mitsubishi UFJ Financial Group, Inc. 3.46%, 03/02/2023	$ 4,900,000	4,869,919
Mizuho Financial Group, Inc. Fixed until 09/11/2023, 3.92% (A), 09/11/2024	8,100,000	8,185,646
National Australia Bank, Ltd. 2.25%, 03/16/2021 (B) (K)	6,000,000	5,915,136
Natwest Markets PLC 0.63%, 03/02/2022, MTN (G)	EUR 5,800,000	6,450,506
Regions Bank Fixed until 08/13/2020, 3.37% (A), 08/13/2021	$ 6,800,000	6,772,129
Royal Bank of Canada 2.30%, 03/22/2021 (K)	6,000,000	5,917,304
Royal Bank of Scotland Group PLC
Fixed until 05/15/2022, 3.50% (A), 05/15/2023	5,000,000	4,808,087
3.88%, 09/12/2023	6,500,000	6,231,468
Fixed until 06/25/2023, 4.52% (A), 06/25/2024	5,000,000	4,906,150
Fixed until 08/15/2021 (F), 8.63% (A)	3,800,000	3,933,000
Santander UK PLC
2.13%, 11/03/2020	4,160,000	4,062,988
3.75%, 11/15/2021	8,100,000	8,080,987
Skandinaviska Enskilda Banken AB
3-Month LIBOR + 0.43%, 3.07% (A), 05/17/2021 (B)	6,700,000	6,655,110
3.25%, 05/17/2021 (B) (K)	6,800,000	6,774,772
Societe Generale SA 4.25%, 09/14/2023 (B)	6,500,000	6,455,386
Standard Chartered PLC Fixed until 01/20/2022, 4.25% (A), 01/20/2023 (B)	6,700,000	6,632,712
Sumitomo Mitsui Banking Corp.
2.51%, 01/17/2020	7,100,000	7,047,756
3-Month LIBOR + 0.37%, 2.81% (A), 10/16/2020	7,900,000	7,847,492
Sumitomo Mitsui Financial Group, Inc. 3-Month LIBOR + 1.68%, 4.45% (A), 03/09/2021	6,000,000	6,115,522
Svenska Handelsbanken AB
3.35%, 05/24/2021, MTN	7,000,000	6,996,188
3.90%, 11/20/2023	7,100,000	7,164,764
Synchrony Bank 3.65%, 05/24/2021	6,900,000	6,751,279
Toronto-Dominion Bank
2.50%, 01/18/2022 (B)	9,800,000	9,683,856
3.35%, 10/22/2021 (B)	8,100,000	8,185,284
UniCredit SpA 7.83%, 12/04/2023 (B) (H)	14,800,000	15,468,664
Wells Fargo & Co.
2.10%, 07/26/2021	4,000,000	3,875,114
2.50%, 03/04/2021	2,500,000	2,458,932
2.63%, 07/22/2022, MTN	5,400,000	5,207,009

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. (continued)
3-Month LIBOR + 1.23%, 3.76% (A), 10/31/2023	$ 2,000,000	$ 1,993,814
Wells Fargo Bank NA
3-Month LIBOR + 0.51%, 2.99% (A), 10/22/2021 (K)	5,800,000	5,731,318
3.55%, 08/14/2023	8,000,000	7,966,175
3.63%, 10/22/2021	4,000,000	4,023,671
Westpac Banking Corp. 3.05%, 05/15/2020	6,800,000	6,804,761

		467,297,519

Beverages - 0.4%
Constellation Brands, Inc. 4.25%, 05/01/2023	700,000	707,693
Keurig Dr. Pepper, Inc. 4.06%, 05/25/2023 (B)	6,700,000	6,676,808
Molson Coors Brewing Co. 2.10%, 07/15/2021	2,400,000	2,313,967

		9,698,468

Biotechnology - 0.4%
AbbVie, Inc. 3.38%, 11/14/2021	8,200,000	8,192,285
Celgene Corp. 2.25%, 08/15/2021	3,800,000	3,683,975

		11,876,260

Capital Markets - 5.6%
Blackstone CQP Holdco, LP
6.00%, 08/18/2021 (B) (H)	5,900,000	5,908,444
6.50%, 03/20/2021 (B) (H)	9,700,000	9,724,978
Credit Suisse Group AG
3-Month LIBOR + 1.24%, 4.02% (A), 06/12/2024 (B)	6,600,000	6,500,504
Fixed until 06/12/2023, 4.21% (A), 06/12/2024 (B)	6,700,000	6,682,658
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/2021	3,700,000	3,686,705
3.75%, 03/26/2025	6,825,000	6,508,026
3.80%, 06/09/2023	5,600,000	5,495,207
3-Month LIBOR + 2.29%, 4.73% (A), 04/16/2021	5,300,000	5,450,278
Deutsche Bank AG
2.70%, 07/13/2020	7,000,000	6,808,462
3.15%, 01/22/2021	8,200,000	7,924,308
3.30%, 11/16/2022	4,500,000	4,170,376
3.38%, 05/12/2021	6,400,000	6,176,296
3.70%, 05/30/2024	8,200,000	7,448,719
4.25%, 10/14/2021	4,100,000	4,008,786
Goldman Sachs Group, Inc.
3-Month LIBOR + 0.78%, 3.31% (A), 10/31/2022	4,900,000	4,774,462
3-Month LIBOR + 0.75%, 3.43% (A), 02/23/2023	7,100,000	6,861,837
3.75%, 05/22/2025	13,700,000	13,107,778
Morgan Stanley
3-Month LIBOR + 1.18%, 3.65% (A), 01/20/2022	2,700,000	2,691,144

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Morgan Stanley (continued)
Fixed until 04/24/2023, 3.74% (A), 04/24/2024	$ 8,200,000	$ 8,130,171
UBS AG
2.45%, 12/01/2020 (B)	4,300,000	4,219,646
3-Month LIBOR + 0.58%, 3.35% (A), 06/08/2020 (B)	9,200,000	9,194,958
3-Month LIBOR + 0.85%, 3.59% (A), 06/01/2020	500,000	502,156
UBS Group Funding Switzerland AG
3.00%, 04/15/2021 (B)	11,000,000	10,914,927
4.13%, 09/24/2025 (B)	2,200,000	2,191,865

		149,082,691

Chemicals - 0.4%
SASOL Financing USA LLC 5.88%, 03/27/2024	5,300,000	5,288,819
Syngenta Finance NV 4.44%, 04/24/2023 (B)	5,000,000	4,818,631

		10,107,450

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd.
6.72%, 12/01/2022 (B)	896,093	832,246
PIK Rate 1.00%, Cash Rate 6.72%, 12/01/2026 (B) (M)	3,332,936	866,597
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 01/31/2019 (B) (F)	500,930	5,160

		1,704,003

Consumer Finance - 5.1%
Ally Financial, Inc. 8.00%, 03/15/2020	9,140,000	9,459,900
Altice Financing SA 6.63%, 02/15/2023 (B)	1,000,000	960,000
American Express Co.
3.38%, 05/17/2021	6,600,000	6,610,495
3.40%, 02/27/2023	8,300,000	8,222,760
Capital One Financial Corp.
2.40%, 10/30/2020	6,900,000	6,755,227
3-Month LIBOR + 0.45%, 2.97% (A), 10/30/2020	7,000,000	6,950,118
4.25%, 04/30/2025	6,000,000	5,955,531
Daimler Finance North America LLC
2.25%, 03/02/2020 (B)	1,200,000	1,183,845
3.35%, 05/04/2021 (B)	6,800,000	6,779,376
Ford Motor Credit Co. LLC
3-Month LIBOR + 0.37%, 0.05% (A), 12/01/2021, MTN	EUR 800,000	853,866
2.94%, 01/08/2019, MTN	$ 6,600,000	6,600,021
3.20%, 01/15/2021	6,500,000	6,303,405
3-Month LIBOR + 0.93%, 3.75% (A), 09/24/2020, MTN	14,500,000	14,240,327
5.75%, 02/01/2021	6,500,000	6,629,333
General Motors Financial Co., Inc.
3-Month LIBOR + 0.55%, 0.24% (A), 03/26/2022, MTN (G)	EUR 1,900,000	2,086,364
3.20%, 07/13/2020	$ 7,000,000	6,913,100

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
General Motors Financial Co., Inc. (continued)
3-Month LIBOR + 0.85%, 3.26% (A), 04/09/2021	$ 4,100,000	$ 4,006,684
3-Month LIBOR + 0.93%, 3.37% (A), 04/13/2020	8,400,000	8,347,480
Springleaf Finance Corp. 6.88%, 03/15/2025	5,600,000	5,012,000
Volkswagen Group of America Finance LLC
3-Month LIBOR + 0.77%, 3.39% (A), 11/13/2020 (B)	6,700,000	6,655,251
4.63%, 11/13/2025 (B)	6,700,000	6,623,271
4.75%, 11/13/2028 (B)	6,700,000	6,488,927

		133,637,281

Diversified Consumer Services - 0.1%
Nationwide Building Society
2.35%, 01/21/2020 (B)	1,300,000	1,286,796
Fixed until 06/20/2019 (F), 6.88% (A), MTN (G) (K)	GBP 1,500,000	1,923,371

		3,210,167

Diversified Financial Services - 2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.30%, 01/23/2023	$ 7,000,000	6,654,980
4.13%, 07/03/2023	5,000,000	4,877,764
Aircastle, Ltd. 5.13%, 03/15/2021	2,400,000	2,439,090
Aviation Capital Group LLC
2.88%, 01/20/2022 (B)	1,100,000	1,064,382
4.13%, 08/01/2025 (B)	5,300,000	5,143,226
GE Capital European Funding Unlimited Co. 3-Month EURIBOR + 0.23%, 0.00% (A) (N), 05/17/2021, MTN	EUR 900,000	978,630
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.38%, 04/01/2020 (B)	$ 200,000	199,500
LeasePlan Corp. NV 2.88%, 01/22/2019 (B)	6,400,000	6,397,613
NTT Finance Corp. 1.90%, 07/21/2021, MTN (G)	3,400,000	3,277,223
Tayarra, Ltd. 3.63%, 02/15/2022	3,895,652	3,946,651
Washington Prime Group, LP 5.95%, 08/15/2024 (K)	22,800,000	20,002,806

		54,981,865

Diversified Telecommunication Services - 1.0%
AT&T, Inc.
3-Month LIBOR + 0.65%, 3.09% (A), 01/15/2020	5,400,000	5,390,577
3-Month LIBOR + 0.95%, 3.39% (A), 07/15/2021	7,000,000	6,976,916
3-Month LIBOR + 0.75%, 3.49% (A), 06/01/2021	7,900,000	7,849,472
3-Month LIBOR + 1.18%, 3.96% (A), 06/12/2024	6,700,000	6,498,947

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Sprint Capital Corp. 6.90%, 05/01/2019	$ 500,000	$ 502,500

		27,218,412

Electric Utilities - 1.7%
Duke Energy Corp. 3.05%, 08/15/2022	7,060,000	6,918,677
Emera US Finance, LP 2.70%, 06/15/2021	1,214,000	1,182,674
FirstEnergy Corp. 3.90%, 07/15/2027	3,100,000	3,004,547
Florida Power & Light Co. 3.70%, 12/01/2047	3,000,000	2,805,305
Jersey Central Power & Light Co. 4.70%, 04/01/2024 (B)	4,700,000	4,893,314
Mississippi Power Co. 3-Month LIBOR + 0.65%, 3.47% (A), 03/27/2020	8,100,000	8,086,298
NextEra Energy Capital Holdings, Inc. 3-Month LIBOR + 0.32%, 3.05% (A), 09/03/2019	11,100,000	11,087,528
Progress Energy, Inc. 4.40%, 01/15/2021	4,400,000	4,483,961
Southern Co. 2.75%, 06/15/2020	1,800,000	1,780,056

		44,242,360

Equity Real Estate Investment Trusts - 1.5%
Alexandria Real Estate Equities, Inc. 4.30%, 01/15/2026	4,100,000	4,099,400
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	5,500,000	5,409,017
CBL & Associates, LP 5.95%, 12/15/2026 (K)	7,100,000	5,431,500
Crown Castle International Corp. 5.25%, 01/15/2023	4,000,000	4,153,696
Digital Realty Trust, LP 3.70%, 08/15/2027	1,600,000	1,510,110
HCP, Inc. 4.00%, 12/01/2022	3,000,000	2,995,630
Hospitality Properties Trust 4.25%, 02/15/2021	1,900,000	1,905,569
Unibail-Rodamco SE 1.00%, 03/14/2025, MTN (G)	EUR 4,900,000	5,598,644
WEA Finance LLC / Westfield UK & Europe Finance PLC 3.25%, 10/05/2020 (B)	$ 4,200,000	4,194,168
Welltower, Inc. 4.25%, 04/15/2028 (K)	5,900,000	5,840,492

		41,138,226

Food Products - 1.0%
Campbell Soup Co. 3.30%, 03/15/2021	2,900,000	2,884,925
ConAgra Brands, Inc. 3.80%, 10/22/2021	1,061,000	1,061,374
Kraft Heinz Foods Co. 3.38%, 06/15/2021	8,000,000	7,980,728
Mondelez International, Inc. 3.63%, 05/07/2023	6,800,000	6,808,232

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Tyson Foods, Inc. 3-Month LIBOR + 0.45%, 3.10% (A), 08/21/2020	$ 8,800,000	$ 8,686,058

		27,421,317

Gas Utilities - 0.3%
CenterPoint Energy Resources Corp. 3.55%, 04/01/2023	6,900,000	6,903,707

Health Care Equipment & Supplies - 0.5%
Becton Dickinson and Co. 2.13%, 06/06/2019	7,000,000	6,959,223
Boston Scientific Corp. 6.00%, 01/15/2020	2,800,000	2,870,740
Medtronic, Inc. 2.50%, 03/15/2020	1,700,000	1,691,296
Zimmer Biomet Holdings, Inc. 2.70%, 04/01/2020	2,000,000	1,980,914

		13,502,173

Health Care Providers & Services - 1.0%
Centene Corp. 5.38%, 06/01/2026 (B)	5,300,000	5,154,250
CVS Health Corp. 2.80%, 07/20/2020	8,100,000	8,026,915
3.13%, 03/09/2020	7,000,000	6,986,132
3.50%, 07/20/2022	1,500,000	1,489,708
HCA, Inc. 5.38%, 09/01/2026 (K)	5,300,000	5,154,250
6.50%, 02/15/2020	1,100,000	1,127,500

		27,938,755

Hotels, Restaurants & Leisure - 1.4%
Marriott International, Inc. 4.15%, 12/01/2023	7,000,000	7,011,800
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026 (B)	4,000,000	3,860,000
McDonald’s Corp. 3-Month LIBOR + 0.43%, 2.94% (A), 10/28/2021, MTN	6,600,000	6,554,298
Sands China, Ltd. 4.60%, 08/08/2023 (B)	7,000,000	6,953,660
5.13%, 08/08/2025 (B)	6,900,000	6,832,725
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (B)	6,200,000	5,781,500

		36,993,983

Household Products - 0.2%
Reckitt Benckiser Treasury Services PLC 2.38%, 06/24/2022 (B)	5,400,000	5,186,515

Industrial Conglomerates - 0.1%
General Electric Co. 0.38%, 05/17/2022	EUR 900,000	971,026
2.20%, 01/09/2020, MTN (K)	$ 400,000	394,176

		1,365,202

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance - 0.5%
Allstate Corp. 3-Month LIBOR + 0.63%, 3.43% (A), 03/29/2023	$ 5,600,000	$ 5,485,442
Ambac LSNI LLC 3-Month LIBOR + 5.00%, 7.80% (A), 02/12/2023 (B)	6,124,329	6,131,984
American International Group, Inc. 3.75%, 07/10/2025	2,200,000	2,106,387

		13,723,813

IT Services - 0.2%
DXC Technology Co. 3-Month LIBOR + 0.95%, 3.69% (A), 03/01/2021	5,231,000	5,225,185

Machinery - 0.2%
Wabtec Corp. 3-Month LIBOR + 1.05%, 3.84% (A), 09/15/2021	6,600,000	6,601,051

Media - 0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital 3-Month LIBOR + 1.65%, 4.19% (A), 02/01/2024	3,500,000	3,441,182
Discovery Communications LLC 2.80%, 06/15/2020 (B)	500,000	494,699
Time Warner Cable LLC 4.00%, 09/01/2021	2,400,000	2,385,414
Virgin Media Receivables Financing Notes I DAC 5.50%, 09/15/2024 (G)	GBP 5,650,000	6,901,525
Warner Media LLC 3.40%, 06/15/2022	$ 2,100,000	2,071,749

		15,294,569

Oil, Gas & Consumable Fuels - 0.6%
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 5.50%, 10/15/2019	6,100,000	6,151,367
BP Capital Markets America, Inc. 3.79%, 02/06/2024 (K)	1,600,000	1,617,263
Enbridge, Inc. 3-Month LIBOR + 0.70%, 3.49% (A), 06/15/2020	5,300,000	5,281,669
Petrobras Global Finance BV 6.00%, 01/27/2028	3,736,000	3,517,481

		16,567,780

Pharmaceuticals - 1.1%
Allergan Funding SCS 3.45%, 03/15/2022	300,000	295,213
Allergan Sales LLC 5.00%, 12/15/2021 (B)	1,200,000	1,234,679
Baxalta, Inc. 2.88%, 06/23/2020	2,456,000	2,434,058
Bayer US Finance II LLC
3.50%, 06/25/2021 (B)	2,000,000	1,985,842
3.88%, 12/15/2023 (B)	13,800,000	13,549,639
4.25%, 12/15/2025 (B)	3,800,000	3,698,391

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/2019	$ 5,300,000	$ 5,225,725
2.40%, 09/23/2021	900,000	870,285

		29,293,832

Semiconductors & Semiconductor Equipment - 0.6%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.00%, 01/15/2022	5,959,000	5,730,791
3.63%, 01/15/2024	5,000,000	4,730,504
Microchip Technology, Inc. 3.92%, 06/01/2021 (B)	4,600,000	4,563,143

		15,024,438

Software - 0.2%
VMware, Inc. 2.95%, 08/21/2022	7,100,000	6,767,490

Technology Hardware, Storage & Peripherals - 0.4%
Dell International LLC / EMC Corp.
3.48%, 06/01/2019 (B)	3,200,000	3,190,543
5.45%, 06/15/2023 (B)	6,500,000	6,614,662

		9,805,205

Tobacco - 0.6%
BAT Capital Corp. 3.56%, 08/15/2027	4,300,000	3,817,309
BAT International Finance PLC 2.75%, 06/15/2020 (B)	5,200,000	5,109,342
Imperial Tobacco Finance PLC 2.95%, 07/21/2020 (B)	6,200,000	6,107,403

		15,034,054

Wireless Telecommunication Services - 0.2%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	4,950,000	4,888,125

Total Corporate Debt Securities (Cost $1,248,242,997)		1,225,492,534

FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
Argentina - 0.2%
Bonos de la Nacion Argentina CON Ajuste por CER 4.00%, 03/06/2020	ARS 188,200,000	6,296,654

Brazil - 0.4%
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2019	BRL 44,070,000	11,201,234

Greece - 0.1%
Hellenic Republic Government Bond 4.75%, 04/17/2019 (G)	EUR 3,300,000	3,820,183

Japan - 1.0%
Japan Bank for International Cooperation 2.88%, 07/21/2027	$ 8,500,000	8,311,577

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan (continued)
Japan Finance Organization for Municipalities 2.63%, 04/20/2022 (B)	$ 8,400,000	$ 8,295,033
3.38%, 09/27/2023 (B)	10,500,000	10,670,100

		27,276,710

Kuwait - 0.1%
Kuwait International Government Bond 2.75%, 03/20/2022 (B)	1,300,000	1,275,773

Peru - 0.1%
Corp. Financiera de Desarrollo SA 3.25%, 07/15/2019 (B)	2,100,000	2,092,125

Qatar - 0.6%
Qatar Government International Bond 4.50%, 04/23/2028 (B)	7,300,000	7,619,375
5.10%, 04/23/2048 (B)	6,900,000	7,246,725

		14,866,100

Total Foreign Government Obligations (Cost $69,734,829)		66,828,779

LOAN ASSIGNMENT - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Wyndham Hotels & Resorts, Inc. Term Loan B, 1-Month LIBOR + 1.75%, 4.27% (A), 05/30/2025	4,289,250	4,112,318

Total Loan Assignment (Cost $4,289,250)		4,112,318

MORTGAGE-BACKED SECURITIES - 5.6%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 1A21,
4.23% (A), 01/25/2036	129,690	119,481
Series 2005-4, Class 1A1,
3.12% (A), 08/25/2035	93,275	71,619
Series 2005-5, Class 2A1,
4.16% (A), 09/25/2035	89,028	82,804
Alternative Loan Trust
Series 2003-J3, Class 2A1,
6.25%, 12/25/2033	34,344	34,961
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.21%, 2.72% (A), 05/25/2035	167,555	157,283
Series 2005-56, Class 5A2,
1-Month LIBOR + 0.77%, 3.09% (A), 11/25/2035	387,423	373,258
Series 2005-62, Class 2A1,
12-MTA + 1.00%, 3.16% (A), 12/25/2035	15,740	13,781
Series 2005-80CB, Class 1A1,
6.00%, 02/25/2036	4,410,198	4,067,687
Series 2005-J12, Class 2A1,
1-Month LIBOR + 0.54%, 3.05% (A), 08/25/2035	4,304,579	2,871,122
Series 2006-OA12, Class A1B,
1-Month LIBOR + 0.19%, 2.66% (A), 09/20/2046	3,163,323	2,641,160

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust (continued)
Series 2006-OA21, Class A1,
1-Month LIBOR + 0.19%, 2.66% (A), 03/20/2047	$ 2,312,045	$ 1,938,475
Series 2007-9T1, Class 1A10,
6.00%, 05/25/2037	1,015,219	718,440
Series 2007-HY4, Class 1A1,
3.72% (A), 06/25/2037	1,408,220	1,190,087
American Home Mortgage Assets Trust Series 2007-1, Class A1, 12-MTA + 0.70%, 2.86% (A), 02/25/2047	3,616,402	2,195,861
Ashford Hospitality Trust Series 2018-AHT1, Class A, 1-Month LIBOR + 1.00%, 3.46% (A), 05/15/2035 (B)	7,500,000	7,457,722
Banc of America Funding Trust
Series 2005-D, Class A1,
4.36% (A), 05/25/2035	3,083,988	3,215,007
Series 2006-D, Class 5A1,
3.85% (A), 05/20/2036	281,397	264,249
Series 2006-J, Class 4A1,
4.45% (A), 01/20/2047	59,296	56,158
BBCMS Trust Series 2015-STP, Class A, 3.32%, 09/10/2028 (B)	6,222,868	6,234,900
BCAP LLC Trust Series 2013-RR12, Class 1A3, 1-Month LIBOR + 0.50%, 2.82% (A), 05/26/2035 (B)	58,955	58,379
Bear Stearns Alt-A Trust
Series 2005-8, Class 21A1,
4.27% (A), 10/25/2035	2,093,876	2,111,264
Series 2006-6, Class 31A1,
4.46% (A), 11/25/2036	3,340,749	3,047,593
Series 2006-6, Class 32A1,
3.94% (A), 11/25/2036	603,581	495,132
Series 2006-8, Class 3A1,
1-Month LIBOR + 0.16%, 2.67% (A), 02/25/2034	351,621	348,930
Series 2006-R1, Class 2E21,
3.85% (A), 08/25/2036	500,710	404,973
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
4.25% (A), 08/25/2033	308,771	308,533
Series 2003-8, Class 2A1,
4.83% (A), 01/25/2034	25,452	25,967
Series 2003-8, Class 4A1,
4.69% (A), 01/25/2034	77,321	77,859
Series 2003-9, Class 2A1,
4.37% (A), 02/25/2034	54,783	55,674
Series 2004-10, Class 22A1,
4.43% (A), 01/25/2035	69,738	67,670
Series 2006-4, Class 1A1,
4.50% (A), 10/25/2036	238,066	227,493
Bear Stearns Structured Products, Inc. Trust
Series 2007-R6, Class 1A1,
4.35% (A), 01/26/2036	272,548	245,279

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Structured Products, Inc. Trust (continued)
Series 2007-R6, Class 2A1,
5.42% (A), 12/26/2046	$ 207,136	$ 192,682
Business Mortgage Finance 7 PLC Series 7X, Class A1, 3-Month GBP LIBOR + 2.00%, 2.89% (A), 02/15/2041 (G)	GBP 2,088,571	2,647,932
BX Trust Series 2017-SLCT, Class A, 1-Month LIBOR + 0.92%, 3.38% (A), 07/15/2034 (B)	$ 6,128,567	6,073,593
CHL Mortgage Pass-Through Trust
Series 2002-30, Class M,
4.70% (A), 10/19/2032	27,860	26,876
Series 2004-12, Class 11A1,
3.91% (A), 08/25/2034	29,965	28,075
Series 2005-HY10, Class 5A1,
3.87% (A), 02/20/2036	86,826	73,610
Series 2006-OA5, Class 2A2,
1-Month LIBOR + 0.30%, 2.81% (A), 04/25/2046	45,371	2,665
Citigroup Commercial Mortgage Trust
Series 2016-P5, Class AAB,
2.84%, 10/10/2049	7,200,000	7,050,048
Series 2017-1500, Class A,
1-Month LIBOR + 0.85%, 3.31% (A), 07/15/2032 (B)	6,800,000	6,774,799
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
1-Year CMT + 2.10%, 4.68% (A), 09/25/2035	162,679	164,460
Series 2005-6, Class A2,
1-Year CMT + 2.15%, 4.24% (A), 09/25/2035	110,867	111,988
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15, Class 2A1, 3.88% (A), 06/25/2033	207,577	206,794
CSMC Trust Series 2008-3R, Class 1A2, 3.90% (A), 07/26/2037 (B)	886,516	750,313
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-AR1, Class 2A1, 3.43% (A), 08/25/2035	87,347	70,789
Eurosail PLC Series 2007-3X, Class A3C, 3-Month GBP LIBOR + 0.95%, 1.85% (A), 06/13/2045 (G)	GBP 1,935,302	2,418,158
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 4.26% (A), 08/25/2035	$ 26,748	21,939
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class A, 3.20%, 02/10/2029 (B)	6,000,000	5,986,879
GS Mortgage Securities Trust
Series 2016-GS3, Class AAB,
2.78%, 10/10/2049	4,400,000	4,296,782

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust (continued)
Series 2016-GS3, Class WMA,
3.60% (A), 10/10/2049 (B)	$ 2,000,000	$ 2,056,757
GSR Mortgage Loan Trust
Series 2004-12, Class 1A1,
1-Month LIBOR + 0.34%, 2.85% (A), 12/25/2034	254,899	243,160
Series 2005-8F, Class 2A6,
5.50%, 11/25/2035	3,300,276	3,235,716
Series 2005-AR6, Class 2A1,
4.30% (A), 09/25/2035	147,018	149,422
Series 2006-AR1, Class 2A1,
4.35% (A), 01/25/2036	2,731	2,704
HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A, 1-Month LIBOR + 0.20%, 2.50% (A), 09/19/2046	294,019	261,738
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	8,600,000	8,432,711
Independent National Mortgage Corp. Index Mortgage Loan Trust
Series 2006-AR35, Class 2A1A,
1-Month LIBOR + 0.17%, 2.68% (A), 01/25/2037	6,233,841	5,860,958
Series 2006-R1, Class A3,
3.80% (A), 12/25/2035	3,376,208	3,218,892
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1-Month LIBOR + 0.40%, 2.91% (A), 03/25/2036	224,688	40,818
Merrill Lynch Mortgage Investors Trust Series 2005-3, Class 4A, 1-Month LIBOR + 0.25%, 2.76% (A), 11/25/2035	5,330	5,148
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class ASB,
3.07%, 02/15/2048	6,000,000	5,997,711
Series 2015-C27, Class ASB,
3.56%, 12/15/2047	5,300,000	5,392,249
Morgan Stanley Mortgage Loan Trust Series 2007-14AR, Class 1A3, 4.05% (A), 10/25/2037	1,004,517	957,036
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 03/25/2034 (B)	383,897	354,972
RALI Trust
Series 2005-QA13, Class 2A1,
4.75% (A), 12/25/2035	1,928,202	1,729,003
Series 2005-QO3, Class A1,
1-Month LIBOR + 0.80%, 3.31% (A), 10/25/2045	224,156	202,583
Series 2007-QO2, Class A1,
1-Month LIBOR + 0.15%, 2.66% (A), 02/25/2047	3,858,266	2,306,293
RBSSP Resecuritization Trust Series 2009-6, Class 2A1, 1-Month LIBOR + 0.15%, 4.05% (A), 01/26/2036 (B)	1,903,912	1,917,315

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Reperforming Loan REMIC Trust
Series 2003-R4, Class 2A,
4.97% (A), 01/25/2034 (B)	$ 306,265	$ 285,884
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	177,176	173,255
Series 2005-R2, Class 1AF1,
1-Month LIBOR + 0.34%, 2.85% (A), 06/25/2035 (B)	336,200	323,286
Series 2006-R1, Class AF1,
1-Month LIBOR + 0.34%, 2.85% (A), 01/25/2036 (B)	3,191,732	3,123,574
Residential Asset Securitization Trust Series 2007-A2, Class 2A2, 6.50%, 04/25/2037	4,059,711	2,009,737
RFMSI Trust
Series 2003-S9, Class A1,
6.50%, 03/25/2032	4,236	4,293
Series 2005-SA4, Class 1A21,
4.45% (A), 09/25/2035	413,941	342,023
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 3-Month LIBOR + 0.15%, 2.93% (A), 06/12/2044 (G)	7,609,984	7,144,488
Sequoia Mortgage Trust
Series 2004-12, Class A1,
1-Month LIBOR + 0.54%, 3.01% (A), 01/20/2035	503,433	495,607
Series 2010, Class 2A1,
1-Month LIBOR + 0.76%, 3.23% (A), 10/20/2027	11,198	10,673
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
4.33% (A), 09/25/2034	69,160	68,670
Series 2004-20, Class 3A1,
3.98% (A), 01/25/2035	67,767	66,678
Series 2005-1, Class 1A1,
4.11% (A), 02/25/2035	216,233	214,355
Series 2005-17, Class 3A1,
4.21% (A), 08/25/2035	42,241	41,976
Series 2005-18, Class 3A1,
4.28% (A), 09/25/2035	1,111,308	961,656
Series 2006-8, Class 1A2,
3.92% (A), 09/25/2036	3,058,591	2,320,645
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1-Month LIBOR + 0.25%, 2.72% (A), 07/19/2035	57,488	55,780
Series 2005-AR5, Class A2,
1-Month LIBOR + 0.25%, 2.72% (A), 07/19/2035	32,874	32,399
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 2.72% (A), 07/19/2035	84,530	82,988
Series 2005-AR8, Class A1A,
1-Month LIBOR + 0.28%, 2.79% (A), 02/25/2036	157,949	148,377

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1-Month LIBOR + 0.66%, 3.13% (A), 09/19/2032	$ 12,910	$ 12,544
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR9, Class 2A,
4.39% (A), 09/25/2033	774,458	784,509
Series 2005-AR13, Class A1A1,
1-Month LIBOR + 0.29%, 2.80% (A), 10/25/2045	2,151,150	2,127,577
Series 2006-AR10, Class 1A1,
3.88% (A), 09/25/2036	635,111	594,359
Series 2006-AR7, Class 2A,
12-MTA + 0.98%, 3.14% (A), 07/25/2046	139,986	133,595
Series 2007-HY1, Class 1A1,
3.36% (A), 02/25/2037	342,023	311,329
Series 2007-HY4, Class 2A2,
3.15% (A), 04/25/2037	2,824,497	2,597,610
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-CC, Class A1,
4.87% (A), 01/25/2035	72,586	74,054
Series 2005-AR2, Class 1A1,
4.13% (A), 03/25/2035	1,173,731	1,187,697
Series 2006-AR8, Class 2A4,
4.62% (A), 04/25/2036	152,406	151,876

Total Mortgage-Backed Securities (Cost $145,280,334)		146,323,863

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.1%
Metropolitan Water District of Southern California, Revenue Bonds, Series A, 6.95%, 07/01/2040	3,000,000	3,175,440

Illinois - 0.1%
State of Illinois, General Obligation Unlimited, 6.63%, 02/01/2035	2,000,000	2,126,680

Kentucky - 0.0% (E)
Kentucky State Property & Building Commission, Revenue Bonds
Series C,
4.30%, 11/01/2019	500,000	505,980
4.40%, 11/01/2020	600,000	614,640

		1,120,620

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	2,195,000	2,150,507

Total Municipal Government Obligations (Cost $8,661,477)		8,573,247

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 62.8%
Federal Home Loan Mortgage Corp.
3.00%, TBA (O)	$ 32,000,000	$ 31,182,756
3.50%, 03/01/2048	372,566	372,486
3.50%, TBA (O)	28,620,000	28,603,529
4.00%, 08/01/2048	1,969,874	2,008,701
4.00%, TBA (O)	39,000,000	39,757,910
12-Month LIBOR + 1.35%, 4.09% (A), 09/01/2035	43,010	44,438
1-Year CMT + 2.23%, 4.25% (A), 08/01/2023	12,005	12,266
12-Month LIBOR + 1.87%, 4.62% (A), 09/01/2035	384,831	404,694
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS 1.26% (A), 08/25/2022	17,299,486	657,842
Federal Home Loan Mortgage Corp. REMICs
1-Month LIBOR + 0.35%, 2.81% (A), 12/15/2029	18,708	18,735
1-Month LIBOR + 0.40%, 2.86% (A), 06/15/2041	5,537,931	5,567,109
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 3.36% (A), 10/25/2044	698,217	702,306
12-MTA + 1.40%, 3.56% (A), 07/25/2044	341,845	354,681
6.50%, 07/25/2043	48,002	54,572
Federal National Mortgage Association
3.00%, TBA (O)	234,000,000	228,080,787
12-MTA + 1.20%, 3.25% (A), 06/01/2043	86,047	85,489
3.50%, 02/01/2026	81,149	82,195
3.50%, TBA (O)	467,000,000	466,803,900
1-Year CMT + 1.71%, 3.86% (A), 08/01/2035	9,492	9,847
6-Month LIBOR + 1.38%, 3.88% (A), 08/01/2035	293,123	301,260
4.00%, 12/01/2040 - 03/01/2041	358,287	367,269
4.00%, TBA (O)	563,500,000	574,125,312
6-Month LIBOR + 1.61%, 4.11% (A), 08/01/2036	47,843	49,489
12-Month LIBOR + 1.35%, 4.23% (A), 12/01/2034	5,406	5,594
6-Month LIBOR + 1.75%, 4.25% (A), 05/01/2035	418,940	437,378
1-Year CMT + 2.24%, 4.26% (A), 01/01/2036	3,228,212	3,398,710
1-Year CMT + 2.16%, 4.28% (A), 07/01/2032	3,328	3,373
1-Year CMT + 2.22%, 4.29% (A), 01/01/2028	17,194	18,037
1-Year CMT + 2.04%, 4.29% (A), 09/01/2035	465,547	489,336
4.50%, 02/01/2020 - 07/01/2041	52,230	54,536
4.50%, TBA (O)	73,000,000	75,522,207
1-Year CMT + 2.18%, 4.53% (A), 10/01/2035	3,901	4,065

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
5.00%, 10/01/2020 - 06/01/2037	$ 282,274	$ 293,218
5.00%, TBA (O)	11,000,000	11,183,906
5.50%, 01/01/2025 - 09/01/2027	107,091	111,435
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.45%, 2.75% (A), 09/25/2046	4,533,267	4,537,106
Government National Mortgage Association
1-Month LIBOR + 0.37%, 2.68% (A), 06/20/2061 - 10/20/2066	4,058,172	4,056,875
1-Month LIBOR + 0.58%, 2.89% (A), 06/20/2065	4,638,031	4,655,300
1-Month LIBOR + 0.60%, 2.91% (A), 04/20/2065 - 10/20/2065	42,509,433	42,697,000
1-Month LIBOR + 0.62%, 2.93% (A), 09/20/2065	5,942,717	5,973,488
1-Month LIBOR + 0.68%, 2.99% (A), 03/20/2062	941,319	941,931
3.00%, TBA (O)	7,000,000	6,897,461
1-Month LIBOR + 0.70%, 3.01% (A), 10/20/2065	1,341,114	1,343,376
1-Month LIBOR + 0.75%, 3.06% (A), 08/20/2067	3,830,565	3,885,420
1-Month LIBOR + 0.77%, 3.08% (A), 10/20/2066	7,597,688	7,687,080
1-Month LIBOR + 0.78%, 3.09% (A), 09/20/2066	11,121,313	11,250,731
1-Month LIBOR + 0.80%, 3.11% (A), 06/20/2066	5,738,332	5,812,280
1-Month LIBOR + 0.95%, 3.26% (A), 12/20/2066	2,758,419	2,810,224
3.50%, TBA (O)	5,000,000	5,030,859
12-Month LIBOR + 0.80%, 3.63% (A), 09/20/2067	4,977,102	5,129,053
4.00%, TBA (O)	10,000,000	10,241,687
5.00%, TBA (O)	56,250,000	58,541,749
Overseas Private Investment Corp. Series 2002-406, 2.07%, 05/15/2021	5,863,437	5,821,806

Total U.S. Government Agency Obligations (Cost $1,637,294,031)		1,658,482,794

U.S. GOVERNMENT OBLIGATIONS - 20.9%
U.S. Treasury - 19.5%
U.S. Treasury Bonds
2.75%, 08/15/2042 (P)	9,600,000	9,189,750
2.75%, 11/15/2042 (Q)	17,700,000	16,923,551
2.88%, 05/15/2043	13,800,000	13,471,711
2.88%, 08/15/2045 (Q)	24,500,000	23,862,617
3.00%, 11/15/2044 - 02/15/2048 (Q)	70,500,000	70,346,559
3.13%, 02/15/2043	4,500,000	4,590,176
3.13%, 08/15/2044 (Q)	60,900,000	62,167,957
3.38%, 05/15/2044 (Q)	35,800,000	38,129,797
3.63%, 08/15/2043	14,800,000	16,382,328
3.63%, 02/15/2044 (P)	9,300,000	10,301,930
3.75%, 11/15/2043 (Q)	12,400,000	14,004,734
4.25%, 05/15/2039	2,000,000	2,412,734

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
4.38%, 11/15/2039 - 05/15/2040	$ 1,800,000	$ 2,208,391
4.50%, 08/15/2039 (P)	3,100,000	3,863,133
4.63%, 02/15/2040	1,100,000	1,394,078
U.S. Treasury Notes
1.75%, 09/30/2022 (P) (R) (S)	5,600,000	5,452,125
1.88%, 07/31/2022 (P) (Q) (R) (S)	32,500,000	31,825,879
1.88%, 08/31/2022 (R) (S)	2,300,000	2,250,766
2.00%, 10/31/2022 (R)	200,000	196,453
2.13%, 09/30/2024 (Q)	65,900,000	64,396,656
2.25%, 10/31/2024 (Q)	14,500,000	14,258,144
2.25%, 08/15/2027 (Q) (R) (S)	81,200,000	78,583,203
2.38%, 05/15/2027 (Q)	27,300,000	26,728,406

		512,941,078

U.S. Treasury Inflation-Protected Securities - 1.4%
U.S. Treasury Inflation-Indexed Bond 0.88%, 02/15/2047 (Q)	2,933,140	2,692,340
U.S. Treasury Inflation-Indexed Note
0.38%, 01/15/2027	7,955,452	7,556,333
0.75%, 07/15/2028	27,298,643	26,719,613

		36,968,286

Total U.S. Government Obligations (Cost $562,682,124)		549,909,364

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 12.4%
Argentina - 0.1%
Argentina Treasury Bill 6.00% (T), 03/29/2019	ARS 38,061,000	1,136,979

Greece - 0.5%
Hellenic Republic Treasury Bill
1.22% (T), 03/15/2019	EUR 6,700,000	7,652,879
1.27% (T), 03/15/2019	4,500,000	5,139,994

		12,792,873

Japan - 11.8%
Japan Treasury Discount Bill 0.00% (N) (T), 02/04/2019 - 02/25/2019	JPY 34,190,000,000	311,989,339

Total Short-Term Foreign Government Obligations (Cost $319,765,492)		325,919,191

	Shares	Value
OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (T)	38,071,878	38,071,878

Total Other Investment Company (Cost $38,071,878)		38,071,878

	Principal	Value
REPURCHASE AGREEMENTS - 2.5%

Fixed Income Clearing Corp., 1.45% (T), dated 12/31/2018, to be repurchased at $42,032,767 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $42,872,840.

	$ 42,029,381	$ 42,029,381
HSBC Bank PLC, 3.20% (T), dated 12/31/2018, to be repurchased at $23,404,160 on 01/02/2019. Collateralized by U.S. Government Obligation, 2.63%, due 12/31/2023, and with a value of $24,207,216.	23,400,000	23,400,000

Total Repurchase Agreements (Cost $65,429,381)		65,429,381

Total Investments Excluding Purchased Options/Swaptions (Cost $4,493,562,450)		4,493,871,361
Total Purchased Options/Swaptions - 0.0% (Cost $636,261)		545,193

Total Investments (Cost $4,494,198,711)		4,494,416,554
Net Other Assets (Liabilities) - (70.3)%		(1,854,919,625)

Net Assets - 100.0%		$ 2,639,496,929

REVERSE REPURCHASE AGREEMENTS - (8.5)%
Bank of Montreal, 2.50% (T), dated 11/02/2018, to be repurchased at $(38,870,975) on 02/01/2019. Collateralized by U.S. Government Obligations, 2.13%, due 12/31/2022 - 09/30/2024, and with a total value of $(39,304,085).	(38,626,875)	(38,626,875)
Bank of Nova Scotia, 2.37% (T), dated 10/09/2018, to be repurchased at $(65,504,853) on 01/09/2019. Collateralized by U.S. Government Obligations, 2.25 - 3.38%, due 11/15/2019 - 11/15/2044, and with a total value of $(65,821,496).	(65,110,500)	(65,110,500)
Credit Agricole Securities, Inc., 2.61% (T), dated 12/10/2018, to be repurchased at $(22,695,253) on 03/08/2019. Collateralized by a U.S. Government Obligation, 3.00%, due 05/15/2045, and Cash with a total value of $(22,562,526).	(22,551,375)	(22,551,375)
RBS Securities, Inc., 2.44% (T), dated 11/23/2018, to be repurchased at $(10,949,402) on 01/18/2019. Collateralized by a U.S. Government Obligation, 3.38%, due 05/15/2044, and Cash with a total value of $(11,046,508).	(10,908,000)	(10,908,000)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

REVERSE REPURCHASE AGREEMENTS (continued)

RBS Securities, Inc., 2.46% (T), dated 11/23/2018, to be repurchased at $(11,662,622) on 01/22/2019. Collateralized by a U.S. Government Obligation, 3.38%, due 05/15/2044, and Cash with a total value of $(11,762,485).

	$ (11,615,000)	$ (11,615,000)
RBS Securities, Inc., 2.54% (T), dated 11/13/2018, to be repurchased at $(12,750,481) on 02/13/2019. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and Cash with a total value of $(12,477,582).	(12,668,250)	(12,668,250)
RBS Securities, Inc., 2.55% (T), dated 11/07/2018, to be repurchased at $(4,257,566) on 02/07/2019. Collateralized by a U.S. Government Obligation, 3.00%, due 11/15/2044, and Cash with a total value of $(4,315,456).	(4,230,000)	(4,230,000)
Royal Bank of Canada, 2.48% (T), dated 11/23/2018, to be repurchased at $(2,941,308) on 01/23/2019. Collateralized by U.S. Government Obligations, 3.13% - 3.38%, due 05/15/2044 - 08/15/2044, and with a total value of $(2,898,071).	(2,929,000)	(2,929,000)

	Principal	Value

REVERSE REPURCHASE AGREEMENTS (continued)

Royal Bank of Canada, 2.48% (T), dated 10/23/2018, to be repurchased at $(13,674,998) on 01/23/2019. Collateralized by U.S. Government Obligations, 3.13%, due 08/15/2044, and with a total value of $(13,616,714).

	$ (13,588,875)	$ (13,588,875)
Royal Bank of Canada, 2.50% (T), dated 11/13/2018, to be repurchased at $(17,453,816) on 01/09/2019. Collateralized by U.S. Government Obligations, 2.88% - 3.13%, due 08/15/2044 - 08/15/2045, and with a total value of $(17,505,536).	(17,385,000)	(17,385,000)
Standard Chartered Bank, 2.63% (T), dated 12/10/2018, to be repurchased at $(13,355,444) on 01/18/2019. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and Cash with a total value of $(13,389,710).	(13,317,500)	(13,317,500)
Standard Chartered Bank, 2.63% (T), dated 11/23/2018, to be repurchased at $(11,945,672) on 01/18/2019. Collateralized by U.S. Government Obligations, 2.13% - 3.00%, due 09/30/2024 - 02/15/2048, and Cash with a total value of $(12,152,622).	(11,897,000)	(11,897,000)

Total Reverse Repurchase Agreements		$ (224,827,375)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - U.S. Treasury Note Futures	USD	169.00	02/22/2019	USD	299,446,000	2,051	$16,856	$64,094
Call - U.S. Treasury Note Futures	USD	170.00	02/22/2019	USD	16,644,000	114	975	3,563
Put - 5-Year U.S. Treasury Note Futures	USD	103.75	02/22/2019	USD	756,151,170	6,593	56,370	6,593
Put - 5-Year U.S. Treasury Note Futures	USD	104.00	02/22/2019	USD	14,336,250	125	1,069	125
Put - 10-Year U.S. Treasury Note Futures	USD	106.00	02/22/2019	USD	136,052,300	1,115	9,533	1,115

Total							$84,803	$75,490

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - Federal National Mortgage Association, 3.00%, TBA (U)	JPM	3-Month USD-LIBOR	Pay	68.00%	01/07/2019	USD	2,000,000	$78	$0
Put - Federal National Mortgage Association, 3.50%, TBA	JPM	3-Month USD-LIBOR	Pay	69.00	01/07/2019	USD	78,000,000	3,047	1
Put - Federal National Mortgage Association, 4.00%, TBA (U)	JPM	3-Month USD-LIBOR	Pay	70.00	01/07/2019	USD	28,000,000	1,094	0
Put - Federal National Mortgage Association, 4.50%, TBA (U)	JPM	3-Month USD-LIBOR	Pay	71.00	01/07/2019	USD	1,000,000	39	0

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED (continued):

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - Receives Floating Rate Index 3-Month USD-LIBOR (H)	GSB	3-Month USD-LIBOR	Pay	2.94%	12/12/2019	USD	2,300,000	$110,400	$95,568
Put - Receives Floating Rate Index 3-Month USD-LIBOR (H)	MLI	3-Month USD-LIBOR	Pay	2.95	12/09/2019	USD	9,100,000	436,800	374,134

Total								$551,458	$469,703

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - 5-Year	MLI	3-Month USD-LIBOR	Pay	2.75%	12/09/2019	USD	40,100,000	$(438,001)	$(365,097)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.75	12/12/2019	USD	10,100,000	(110,182)	(92,567)
Put - North America Investment Grade Index - Series 31	MLI	3-Month USD-LIBOR	Pay	1.00	02/20/2019	USD	22,800,000	(43,320)	(48,756)
Put - North America Investment Grade Index - Series 31	GSB	3-Month USD-LIBOR	Pay	1.10	02/20/2019	USD	7,200,000	(5,616)	(9,694)
Put - North America Investment Grade Index - Series 31	CITI	3-Month USD-LIBOR	Pay	1.10	02/20/2019	USD	5,700,000	(5,558)	(7,674)
Put - North America Investment Grade Index - Series 31	MSC	3-Month USD-LIBOR	Pay	1.10	02/20/2019	USD	6,600,000	(7,029)	(8,886)
Put - North America Investment Grade Index - Series 31	CITI	3-Month USD-LIBOR	Pay	1.10	03/20/2019	USD	10,100,000	(21,463)	(23,292)
Put - North America Investment Grade Index - Series 31	JPM	3-Month USD-LIBOR	Pay	1.20	03/20/2019	USD	5,600,000	(10,416)	(9,406)
Put - North America Investment Grade Index - Series 31	GSB	3-Month USD-LIBOR	Pay	2.40	09/18/2019	USD	8,500,000	(14,450)	(16,260)

Total								$(656,035)	$(581,632)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(656,035)	$(581,632)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (V)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018 (W)	Notional Amount (X)		Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
General Electric Co., 2.70%, 10/09/2022	1.00%	Quarterly	12/20/2023	2.04%	USD	7,400,000	$(331,784)	$(228,565)	$(103,219)
MetLife, Inc., 4.75%, 02/08/2021	1.00	Quarterly	06/20/2021	0.42	USD	1,400,000	20,470	23,667	(3,197)
MetLife, Inc., 4.75%, 02/08/2021	1.00	Quarterly	12/20/2021	0.49	USD	4,500,000	67,515	82,723	(15,208)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (continued) (V)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018 (W)	Notional Amount (X)		Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Royal Bank of Scotland Group PLC, 1.50%, 11/28/2016	1.00%	Quarterly	06/20/2023	1.46%	EUR	6,900,000	$(151,169)	$(10,289)	$(140,880)
Tesco PLC, 6.00%, 12/14/2029	1.00	Quarterly	06/20/2022	1.15	EUR	9,700,000	(43,251)	34,123	(77,374)

Total							$(438,219)	$(98,341)	$(339,878)

Credit Default Swap Agreements on Credit Indices - Sell Protection (V)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (X)		Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 28	1.00%	Quarterly	06/20/2022	USD	10,200,000	$106,736	$168,125	$(61,389)
North America Investment Grade Index - Series 30	1.00	Quarterly	06/20/2023	USD	33,100,000	(276,661)	(529,035)	252,374
North America Investment Grade Index - Series 31	1.00	Quarterly	12/20/2023	USD	130,400,000	1,093,484	1,531,861	(438,377)

Total						$923,559	$1,170,951	$(247,392)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Pay	1.75%	Semi-Annually	12/16/2046	CAD	1,900,000	$268,599	$248,884	$19,715
3-Month USD-LIBOR	Receive	1.96	Quarterly/Semi- Annually	12/05/2019	USD	218,300,000	(1,717,215)	—	(1,717,215)
3-Month USD-LIBOR	Pay	2.25	Semi-Annually/ Quarterly	06/20/2028	USD	49,600,000	1,882,765	2,602,433	(719,668)
3-Month USD-LIBOR	Pay	2.50	Semi-Annually/ Quarterly	12/20/2027	USD	30,000,000	492,946	647,551	(154,605)
3-Month USD-LIBOR	Receive	2.80	Quarterly/ Semi-Annually	08/22/2023	USD	92,700,000	1,558,434	(1,152)	1,559,586
3-Month USD-LIBOR	Pay	2.91	Semi-Annually/ Quarterly	08/22/2048	USD	12,500,000	(183,627)	—	(183,627)
3-Month USD-LIBOR	Pay	2.93	Semi-Annually/ Quarterly	08/22/2048	USD	4,600,000	(91,809)	—	(91,809)
3-Month USD-LIBOR	Pay	2.94	Semi-Annually/ Quarterly	08/22/2048	USD	4,000,000	(88,263)	—	(88,263)
6-Month EUR-EURIBOR	Receive	1.00	Semi-Annually/ Annually	03/20/2029	EUR	115,000,000	1,878,767	(458,788)	2,337,555
6-Month EUR-EURIBOR	Receive	1.00	Semi-Annually/ Annually	06/19/2029	EUR	44,000,000	460,585	133,336	327,249
6-Month EUR-EURIBOR	Receive	1.50	Semi-Annually/ Annually	03/20/2049	EUR	9,300,000	281,222	(184,117)	465,339
6-Month EUR-EURIBOR	Receive	1.50	Semi-Annually/ Annually	07/04/2042	EUR	25,400,000	1,045,540	—	1,045,540
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/20/2024	GBP	31,400,000	(356,198)	(26,564)	(329,634)
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/20/2029	GBP	23,500,000	(154,205)	392,157	(546,362)
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	06/19/2029	GBP	9,000,000	(40,751)	(69,454)	28,703
6-Month GBP-LIBOR	Pay	1.75	Semi-Annually	03/20/2049	GBP	13,600,000	(885,555)	(82,690)	(802,865)
6-Month GBP-LIBOR	Pay	1.75	Semi-Annually	06/19/2049	GBP	12,200,000	(774,356)	(848,652)	74,296
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	10,270,000,000	(1,619,547)	(554,938)	(1,064,609)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month JPY-LIBOR	Pay	0.30%	Semi-Annually	03/18/2026	JPY	12,240,000,000	$(1,928,460)	$(539,885)	$(1,388,575)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	09/20/2027	JPY	2,830,000,000	(421,381)	(30,095)	(391,286)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/20/2028	JPY	1,710,000,000	(241,129)	111,608	(352,737)
6-Month JPY-LIBOR	Receive	0.38	Semi-Annually	06/18/2028	JPY	7,090,000,000	1,418,436	273,863	1,144,573
6-Month JPY-LIBOR	Pay	0.40	Semi-Annually	06/18/2028	JPY	1,050,000,000	(227,383)	(827)	(226,556)
6-Month JPY-LIBOR	Pay	0.45	Semi-Annually	03/20/2029	JPY	1,160,000,000	(280,814)	(81,443)	(199,371)
6-Month JPY-LIBOR	Pay	0.71	Semi-Annually	10/31/2038	JPY	930,000,000	(281,203)	58,938	(340,141)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	03/20/2038	JPY	2,850,000,000	(1,163,095)	86,750	(1,249,845)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	12/20/2038	JPY	3,970,000,000	(1,468,694)	237,623	(1,706,317)
6-Month JPY-LIBOR	Pay	0.79	Semi-Annually	11/12/2038	JPY	470,000,000	(207,791)	1,597	(209,388)
6-Month JPY-LIBOR	Pay	0.80	Semi-Annually	10/22/2038	JPY	320,000,000	(151,774)	—	(151,774)
6-Month JPY-LIBOR	Pay	1.00	Semi-Annually	03/21/2048	JPY	120,000,000	(90,021)	(3,698)	(86,323)

Total							$(3,085,977)	$1,912,437	$(4,998,414)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (V)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018 (W)	Notional Amount (X)		Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Petrobras Global Finance BV, 8.38%, 12/10/2018	GSI	1.00%	Quarterly	12/20/2019	1.14%	USD	900,000	$(692)	$(18,608)	$17,916
Petrobras Global Finance BV, 8.38%, 12/10/2018	BNP	1.00	Quarterly	03/20/2020	1.30	USD	200,000	(594)	(9,026)	8,432
Petrobras Global Finance BV, 8.38%, 12/10/2018	HSBC	1.00	Quarterly	03/20/2020	1.30	USD	100,000	(297)	(4,278)	3,981
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	BCI	1.00	Quarterly	12/20/2019	1.14	USD	1,400,000	(1,077)	(35,109)	34,032
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	BNP	1.00	Quarterly	12/20/2019	1.14	USD	1,000,000	(769)	(17,854)	17,085
Republic of South Africa Government International Bond, 5.50%, 03/09/2020	NGFP	1.00	Quarterly	12/20/2023	2.23	USD	6,400,000	(342,942)	(332,685)	(10,257)

Total								$(346,371)	$(417,560)	$71,189

Credit Default Swap Agreements on Credit Indices - Sell Protection (V)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (X)		Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Home Equity ABS Index - Series 6-2	BCI	0.11%	Monthly	05/25/2046	USD	5,448,670	$(394,912)	$(1,108,350)	$713,438

Value
OTC Swap Agreements, at value (Liabilities)	$(741,283)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	318	03/18/2019	$77,342,212	$77,345,550	$3,338	$—
90-Day Eurodollar	Short	(238)	03/16/2020	(57,765,332)	(57,979,775)	—	(214,443)
90-Day Eurodollar	Short	(1,228)	06/15/2020	(298,844,748)	(299,340,350)	—	(495,602)
90-Day Eurodollar	Short	(660)	09/14/2020	(160,659,566)	(160,949,250)	—	(289,684)
90-Day Eurodollar	Short	(388)	12/14/2020	(94,204,187)	(94,604,100)	—	(399,913)
3-Month EURIBOR	Long	1,463	06/17/2019	420,288,366	420,273,210	—	(15,156)
5-Year U.S. Treasury Note	Long	5,224	03/29/2019	589,197,146	599,127,500	9,930,354	—
10-Year Australian Treasury Bond	Short	(901)	03/15/2019	(83,120,711)	(84,198,079)	—	(1,077,368)
10-Year Canada Government Bond	Short	(171)	03/20/2019	(16,602,488)	(17,131,314)	—	(528,826)
10-Year Japan Government Bond	Short	(5)	03/13/2019	(6,923,368)	(6,955,887)	—	(32,519)
10-Year U.S. Treasury Note	Long	453	03/20/2019	53,947,456	55,273,078	1,325,622	—
Euro OAT Index	Short	(1,362)	03/07/2019	(234,941,856)	(235,325,066)	—	(383,210)
German Euro BTP	Short	(1,926)	03/07/2019	(270,533,793)	(282,062,166)	—	(11,528,373)
German Euro Bund	Long	872	03/07/2019	162,525,153	163,391,786	866,633	—
German Euro BUXL	Short	(153)	03/07/2019	(30,947,241)	(31,662,632)	—	(715,391)
OTC Call Options Exercise Price EUR 150.00 on German Euro Bund Futures	Long	154	02/22/2019	2,122	—	—	(2,122)
OTC Call Options Exercise Price EUR 156.00 on German Euro Bund Futures	Long	500	02/22/2019	6,222	5,729	—	(493)
OTC Call Options Exercise Price EUR 159.00 on German Euro Bund Futures	Long	300	02/22/2019	3,733	3,437	—	(296)
OTC Call Options Exercise Price EUR 160.00 on German Euro Bund Futures	Long	129	02/22/2019	1,605	1,478	—	(127)
OTC Call Options Exercise Price EUR 162.00 on German Euro Bund Futures	Long	208	02/22/2019	2,588	2,383	—	(205)
OTC Call Options Exercise Price EUR 165.00 on German Euro Bund Futures	Long	652	02/22/2019	8,112	7,470	—	(642)
OTC Call Options Exercise Price EUR 166.00 on German Euro Bund Futures	Long	502	02/22/2019	6,247	5,752	—	(495)
OTC Put Options Exercise Price EUR 147.00 on German Euro Bund Futures	Long	342	02/22/2019	4,255	3,918	—	(337)
OTC Put Options Exercise Price EUR 149.50 on German Euro Bund Futures	Long	145	02/22/2019	1,804	1,661	—	(143)
OTC Put Options Exercise Price EUR 151.50 on German Euro Bund Futures	Long	385	02/22/2019	4,790	4,411	—	(379)
U.K. Gilt	Short	(154)	03/27/2019	(24,378,283)	(24,176,838)	201,445	—
U.S. Treasury Bond	Short	(2,165)	03/20/2019	(301,680,716)	(316,090,000)	—	(14,409,284)

Total						$12,327,392	$(30,095,008)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	01/11/2019	USD	2,416,689	MXN	48,628,001	$—	$(53,882)
BCLY	01/11/2019	MXN	643,150,983	USD	31,573,750	1,101,871	—
BCLY	02/04/2019	USD	159,196,471	JPY	17,720,000,000	—	(2,920,817)
BCLY	02/04/2019	JPY	290,000,000	USD	2,622,859	30,302	—
BCLY	02/15/2019	USD	5,293,394	EUR	4,634,000	—	(36,415)
BCLY	02/15/2019	USD	34,456,762	GBP	26,882,000	115,566	—
BCLY	02/15/2019	USD	19,680,465	JPY	2,209,900,000	—	(553,736)
BCLY	02/15/2019	GBP	7,075,000	USD	9,043,616	14,054	(19,504)
BCLY	02/15/2019	EUR	2,170,000	USD	2,484,733	11,100	—
BNP	01/11/2019	USD	10,478,311	MXN	213,563,695	—	(371,904)
BNP	01/15/2019	USD	5,217,582	JPY	590,000,000	—	(172,261)
BNP	02/15/2019	JPY	829,500,000	USD	7,388,978	206,058	—
BNP	02/25/2019	USD	34,056,614	JPY	3,830,000,000	—	(1,037,045)
BNP	03/15/2019	TRY	88,977,364	USD	15,553,889	597,311	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	03/20/2019	SGD	10,420,149	USD	7,629,180	$30,273	$—
BOA	01/03/2019	USD	11,088,453	BRL	43,500,000	—	(132,018)
BOA	01/03/2019	BRL	43,500,000	USD	11,226,386	—	(5,916)
BOA	01/11/2019	USD	219,972	CAD	295,000	3,820	—
BOA	01/16/2019	USD	2,859,222	ARS	116,398,936	—	(158,901)
BOA	02/04/2019	BRL	43,500,000	USD	11,076,312	122,973	—
BOA	02/15/2019	USD	31,812,878	GBP	24,967,000	40,546	(122,491)
BOA	02/15/2019	USD	17,305,916	JPY	1,925,100,000	—	(320,611)
BOA	03/20/2019	USD	3,625,534	SGD	4,968,000	—	(26,253)
CITI	01/11/2019	USD	1,613,618	CAD	2,123,000	58,055	—
CITI	01/11/2019	USD	18,628,996	MXN	384,176,478	—	(889,290)
CITI	02/12/2019	USD	115,482,773	JPY	12,930,000,000	—	(2,880,529)
CITI	02/15/2019	USD	1,422,578	AUD	1,974,000	30,987	—
CITI	02/15/2019	USD	70,927,403	EUR	62,183,000	—	(592,568)
CITI	02/15/2019	USD	7,748,987	GBP	6,161,000	—	(121,562)
CITI	02/15/2019	USD	102,800	NOK	870,000	1,970	—
CITI	02/15/2019	JPY	9,443,500,000	USD	83,494,991	2,971,218	—
CITI	02/15/2019	GBP	7,413,000	USD	9,535,938	—	(65,985)
CITI	02/15/2019	EUR	1,524,000	USD	1,756,614	—	(3,781)
CITI	03/20/2019	SGD	19,674,000	USD	14,420,603	41,001	—
DUB	01/03/2019	USD	12,742,638	BRL	49,375,174	6,715	—
DUB	01/03/2019	BRL	49,375,174	USD	12,824,720	—	(88,797)
DUB	02/04/2019	USD	12,799,454	BRL	49,375,174	87,578	—
GSB	01/03/2019	USD	12,568,391	BRL	48,700,000	6,623	—
GSB	01/03/2019	BRL	48,700,000	USD	12,528,092	72,934	(39,258)
GSB	01/11/2019	USD	28,601,729	MXN	588,065,000	—	(1,275,220)
GSB	01/11/2019	MXN	115,478,000	USD	5,691,451	175,469	—
GSB	01/15/2019	TRY	6,995,600	USD	1,071,242	238,903	—
GSB	01/30/2019	RUB	187,322,656	USD	2,828,408	—	(152,064)
GSB	02/07/2019	USD	184,359	ILS	678,000	2,478	—
GSB	02/15/2019	USD	12,536,749	EUR	10,925,000	—	(28,674)
GSB	02/15/2019	EUR	10,565,000	USD	12,057,778	93,589	—
GSB	02/15/2019	GBP	68,212,000	USD	87,267,193	194,758	(322,540)
GSB	04/02/2019	USD	11,222,676	BRL	44,070,000	—	(70,684)
HSBC	01/03/2019	USD	1,512,505	BRL	5,875,174	—	(2,948)
HSBC	01/03/2019	BRL	5,875,174	USD	1,516,252	—	(799)
HSBC	01/16/2019	ARS	138,027,247	USD	3,539,160	39,766	—
HSBC	01/25/2019	USD	6,390,251	MXN	128,462,000	—	(119,658)
HSBC	01/25/2019	MXN	114,135,690	USD	5,922,635	—	(138,722)
HSBC	02/15/2019	USD	4,925,482	AUD	6,695,000	205,776	—
HSBC	02/15/2019	USD	3,945,721	EUR	3,444,000	—	(15,407)
HSBC	02/15/2019	USD	68,081,324	JPY	7,628,900,000	—	(1,770,115)
HSBC	02/15/2019	AUD	5,084,000	USD	3,718,823	—	(134,808)
HSBC	02/15/2019	EUR	19,210,000	USD	21,893,443	200,998	—
HSBC	03/15/2019	USD	14,328,966	EUR	11,200,000	1,414,889	—
HSBC	03/20/2019	USD	10,404,313	SGD	14,252,868	—	(72,425)
HSBC	03/20/2019	USD	297,328	THB	9,785,669	—	(3,885)
JPM	01/03/2019	USD	13,188,896	BRL	48,700,000	627,129	—
JPM	01/03/2019	BRL	48,700,000	USD	12,568,391	—	(6,623)
JPM	01/15/2019	JPY	590,000,000	USD	5,327,595	62,248	—
JPM	01/16/2019	USD	543,425	ARS	21,628,311	—	(17,378)
JPM	02/15/2019	USD	4,211,344	GBP	3,326,000	—	(37,552)
JPM	02/15/2019	USD	73,492,710	JPY	8,242,200,000	—	(1,974,202)
JPM	02/15/2019	JPY	936,000,000	USD	8,348,991	221,176	—
JPM	02/19/2019	USD	21,268,828	TRY	127,357,745	—	(2,144,631)
JPM	03/20/2019	USD	12,352,944	SGD	16,894,000	—	(65,188)
JPM	03/20/2019	SGD	11,260,000	USD	8,256,201	20,594	—
SCB	01/11/2019	GBP	32,913,000	USD	42,081,377	—	(106,958)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
SCB	01/15/2019	TRY	31,997,160	USD	4,831,000	$1,161,468	$—
SCB	02/15/2019	USD	2,614,711	RUB	173,389,318	141,995	—
UBS	02/15/2019	USD	94,599,946	GBP	73,235,000	1,043,757	—
UBS	03/20/2019	USD	131,807	SGD	180,009	—	(511)

Total						$11,395,948	$(19,074,516)

SECURITY VALUATION:

Valuation Inputs (Z)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AA)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$380,228,815	$10,999,197	$391,228,012
Certificate of Deposit	—	13,500,000	—	13,500,000
Corporate Debt Securities	—	1,225,492,534	—	1,225,492,534
Foreign Government Obligations	—	66,828,779	—	66,828,779
Loan Assignment	—	4,112,318	—	4,112,318
Mortgage-Backed Securities	—	146,323,863	—	146,323,863
Municipal Government Obligations	—	8,573,247	—	8,573,247
U.S. Government Agency Obligations	—	1,658,482,794	—	1,658,482,794
U.S. Government Obligations	—	549,909,364	—	549,909,364
Short-Term Foreign Government Obligations	—	325,919,191	—	325,919,191
Other Investment Company	38,071,878	—	—	38,071,878
Repurchase Agreements	—	65,429,381	—	65,429,381
Exchange-Traded Options Purchased	75,490	—	—	75,490
Over-the-Counter Interest Rate Swaptions Purchased	—	469,703	—	469,703

Total Investments	$38,147,368	$4,445,269,989	$10,999,197	$4,494,416,554

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$1,288,205	$—	$1,288,205
Centrally Cleared Interest Rate Swap Agreements	—	9,287,294	—	9,287,294
Futures Contracts (AB)	12,327,392	—	—	12,327,392
Forward Foreign Currency Contracts (AB)	—	11,395,948	—	11,395,948

Total Other Financial Instruments	$12,327,392	$21,971,447	$—	$34,298,839

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(224,827,375)	$—	$(224,827,375)
Over-the-Counter Interest Rate Swaptions Written	—	(581,632)	—	(581,632)
Centrally Cleared Credit Default Swap Agreements	—	(802,865)	—	(802,865)
Centrally Cleared Interest Rate Swap Agreements	—	(12,373,271)	—	(12,373,271)
Over-the-Counter Credit Default Swap Agreements	—	(741,283)	—	(741,283)
Futures Contracts (AB)	(30,095,008)	—	—	(30,095,008)
Forward Foreign Currency Contracts (AB)	—	(19,074,516)	—	(19,074,516)

Total Other Financial Instruments	$(30,095,008)	$(258,400,942)	$—	$(288,495,950)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $676,670,995, representing 25.6% of the Portfolio’s net assets.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the total value of securities is $10,999,197, representing 0.4% of the Portfolio’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, the total value of Regulation S securities is $71,407,415, representing 2.7% of the Portfolio’s net assets.
(H)	Illiquid security. At December 31, 2018, the value of such securities amounted to $40,009,102, representing 1.5% of the Portfolio’s net assets.
(I)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2018, the total value of such securities is $797,442, representing less than 0.1% of the Portfolio’s net assets.
(J)	Non-income producing securities.
(K)	All or a portion of the securities are on loan. The total value of all securities on loan is $37,301,719. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(L)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2018; the maturity date disclosed is the ultimate maturity date.
(M)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(N)	Percentage rounds to less than 0.01% or (0.01)%.
(O)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(P)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $20,217,523.
(Q)	Securities are subject to sale-buyback transactions.
(R)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $8,123,130.
(S)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $13,485,780.
(T)	Rates disclosed reflect the yields at December 31, 2018.
(U)	Securities deemed worthless.
(V)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(W)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(X)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(Y)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(Z)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AA)	Level 3 securities were not considered significant to the Portfolio.
(AB)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
ILS	Israel New Shekel
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCI	Barclays Capital, Inc.
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
MSC	Morgan Stanley & Co.
NGFP	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ABS	Asset-Backed Securities
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
CDOR	Canadian Dollar Offered Rate
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OTC	Over-the-Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $4,428,769,330) (including securities loaned of $37,301,719)	$4,428,987,173
Repurchase agreement, at value (cost $65,429,381)	65,429,381
Cash collateral pledged at broker for:
Centrally cleared swap agreements	806,000
Futures contracts	2,105,000
Foreign currency, at value (cost $8,415,032)	8,412,288
Receivables and other assets:
Investments sold	38,380
When-issued, delayed-delivery, forward and TBA commitments sold	813,084,266
Net income from securities lending	37,642
Shares of beneficial interest sold	55,099
Interest	16,628,786
Tax reclaims	9,817
Variation margin receivable on centrally cleared swap agreements	523,817
Variation margin receivable on futures contracts	2,232,431
Unrealized appreciation on forward foreign currency contracts	11,395,948

Total assets	5,349,746,028

Liabilities:
Cash collateral received upon return of:
Securities on loan	38,071,878
Cash collateral at broker for:
TBA commitments	27,390,693
Reverse repurchase agreements	3,110,000
OTC derivatives (A)	2,830,000
Written options and swaptions, at value (premium received $656,035)	581,632
Reverse repurchase agreements, at value (cost $224,827,375)	224,827,375
OTC swap agreements, at value	741,283
Payables and other liabilities:
Investments purchased	34,393,267
When-issued, delayed-delivery, forward and TBA commitments purchased	2,320,235,574
Shares of beneficial interest redeemed	1,184,622
Interest	803,860
Due to custodian	34,643,924
Investment management fees	1,399,138
Distribution and service fees	171,084
Transfer agent costs	10,340
Trustees, CCO and deferred compensation fees	7,792
Audit and tax fees	65,226
Custody fees	440,374
Legal fees	17,021
Printing and shareholder reports fees	169,448
Other accrued expenses	80,052
Unrealized depreciation on forward foreign currency contracts	19,074,516

Total liabilities	2,710,249,099

Net assets	$2,639,496,929

Net assets consist of:
Capital stock ($0.01 par value)	$2,381,067
Additional paid-in capital	2,643,135,031
Total distributable earnings (accumulated losses)	(6,019,169)

Net assets	$2,639,496,929

Net assets by class:
Initial Class	$1,833,476,556
Service Class	806,020,373

Shares outstanding:
Initial Class	164,925,535
Service Class	73,181,149

Net asset value and offering price per share:
Initial Class	$11.12
Service Class	11.01

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest income	$82,133,123
Net income from securities lending	239,334
Withholding taxes on foreign income	(16,797)

Total investment income	82,355,660

Expenses:
Investment management fees	16,789,299
Distribution and service fees:
Service Class	2,118,376
Transfer agent costs	40,075
Trustees, CCO and deferred compensation fees	88,433
Audit and tax fees	89,014
Custody fees	1,020,335
Legal fees	145,971
Printing and shareholder reports fees	165,599
Interest	100,336
Other	96,729

Total expenses	20,654,167

Net investment income (loss)	61,701,493

Net realized gain (loss) on:
Investments	(19,328,786)
Written options and swaptions	6,490,814
Swap agreements	13,330,420
Futures contracts	(7,027,882)
Forward foreign currency contracts	(9,898,756)
Foreign currency transactions	(1,889,026)

Net realized gain (loss)	(18,323,216)

Net change in unrealized appreciation (depreciation) on:
Investments	(65,359,718)
Written options and swaptions	(2,429,112)
Swap agreements	(6,065,015)
Futures contracts	(18,169,278)
Forward foreign currency contracts	25,144,935
Translation of assets and liabilities denominated in foreign currencies	30,772

Net change in unrealized appreciation (depreciation)	(66,847,416)

Net realized and change in unrealized gain (loss)	(85,170,632)

Net increase (decrease) in net assets resulting from operations	$(23,469,139)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$61,701,493	$56,371,076
Net realized gain (loss)	(18,323,216)	41,119,382
Net change in unrealized appreciation (depreciation)	(66,847,416)	34,069,742

Net increase (decrease) in net assets resulting from operations	(23,469,139)	131,560,200

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(58,464,113)	—
Service Class	(24,794,421)	—
Net realized gains:
Initial Class	—	(18,808,686)
Service Class	—	(9,071,026)

Total dividends and/or distributions to shareholders	(83,258,534)	(27,879,712)

Capital share transactions:
Proceeds from shares sold:
Initial Class	264,522,435	66,806,727
Service Class	15,875,438	14,621,393

	280,397,873	81,428,120

Dividends and/or distributions reinvested:
Initial Class	58,464,113	18,808,686
Service Class	24,794,421	9,071,026

	83,258,534	27,879,712

Cost of shares redeemed:
Initial Class	(337,084,625)	(94,692,233)
Service Class	(102,099,101)	(80,991,912)

	(439,183,726)	(175,684,145)

Net increase (decrease) in net assets resulting from capital share transactions	(75,527,319)	(66,376,313)

Net increase (decrease) in net assets	(182,254,992)	37,304,175

Net assets:
Beginning of year	2,821,751,921	2,784,447,746

End of year	$2,639,496,929	$2,821,751,921

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$58,483,454

Capital share transactions - shares:
Shares issued:
Initial Class	23,684,338	5,809,955
Service Class	1,420,889	1,290,843

	25,105,227	7,100,798

Shares reinvested:
Initial Class	5,267,037	1,631,282
Service Class	2,254,038	793,616

	7,521,075	2,424,898

Shares redeemed:
Initial Class	(30,099,485)	(8,259,717)
Service Class	(9,189,687)	(7,158,883)

	(39,289,172)	(15,418,600)

Net increase (decrease) in shares outstanding:
Initial Class	(1,148,110)	(818,480)
Service Class	(5,514,760)	(5,074,424)

	(6,662,870)	(5,892,904)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.56	$11.13	$11.11		$11.67	$11.37

Investment operations:
Net investment income (loss) (A)	0.27	0.24	0.28	(B)	0.25	0.17
Net realized and unrealized gain (loss)	(0.35)	0.30	0.03	(C)	(0.17)	0.35

Total investment operations	(0.08)	0.54	0.31		0.08	0.52

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	—	(0.28)		(0.33)	(0.22)
Net realized gains	(0.06)	(0.11)	(0.01)		(0.31)	—

Total dividends and/or distributions to shareholders	(0.36)	(0.11)	(0.29)		(0.64)	(0.22)

Net asset value, end of year	$11.12	$11.56	$11.13		$11.11	$11.67

Total return	(0.65)%	4.89%	2.71%		0.69%	4.58%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,833,477	$1,920,197	$1,858,007		$1,478,877	$959,735
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.68%	0.68%		0.70%	0.71%
Including waiver and/or reimbursement and recapture	0.69%	0.68%	0.67	%(B)	0.70%	0.71%
Net investment income (loss) to average net assets	2.37%	2.09%	2.52	%(B)	2.19%	1.49	%(D)
Portfolio turnover rate (E)	42%	61%	47%		61%	139%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Includes interest fee on sale-buyback transactions, representing 0.01% of average net assets.
(E)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.46	$11.06	$11.04		$11.59	$11.30

Investment operations:
Net investment income (loss) (A)	0.24	0.21	0.26	(B)	0.21	0.14
Net realized and unrealized gain (loss)	(0.36)	0.30	0.02	(C)	(0.15)	0.34

Total investment operations	(0.12)	0.51	0.28		0.06	0.48

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	—	(0.25)		(0.30)	(0.19)
Net realized gains	(0.06)	(0.11)	(0.01)		(0.31)	—

Total dividends and/or distributions to shareholders	(0.33)	(0.11)	(0.26)		(0.61)	(0.19)

Net asset value, end of year	$11.01	$11.46	$11.06		$11.04	$11.59

Total return	(1.02)%	4.64%	2.47%		0.52%	4.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$806,020	$901,555	$926,441		$930,994	$960,561
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.93%	0.93%		0.95%	0.97%
Including waiver and/or reimbursement and recapture	0.94%	0.93%	0.92	%(B)	0.95%	0.97%
Net investment income (loss) to average net assets	2.11%	1.84%	2.28	%(B)	1.85%	1.23	%(D)
Portfolio turnover rate (E)	42%	61%	47%		61%	139%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Includes interest fee on sale-buyback transactions, representing 0.01% of average net assets.
(E)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2018. Open secured loan participations and assignments at December 31, 2018, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (accumulated losses) to Interest within the Statement of Assets and Liabilities.

PIKs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2018, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2018, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2018, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2018, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 282,253,803	365	2.03%

Open reverse repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2018, the Portfolio earned price drop fee income of $39,103. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income on the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 5,490,270	132	1.80%

Open sale-buyback financing transactions at December 31, 2018, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$38,071,878	$—	$—	$—	$38,071,878
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$148,487,810	$79,452,434	$—	$227,940,244
Cash	(3,112,869)	—	—	—	(3,112,869)
Total Reverse Repurchase Agreements	$(3,112,869)	$148,487,810	$79,452,434	$—	$224,827,375
Total Borrowings	$34,959,009	$148,487,810	$79,452,434	$—	$262,899,253

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2018, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2018, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2018, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2018, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Investments, at value (A)	$545,193	$—	$—	$—	$—	$545,193
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	9,287,294	—	—	1,288,205	—	10,575,499
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	12,327,392	—	—	—	—	12,327,392
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	11,395,948	—	—	—	11,395,948
Total	$22,159,879	$11,395,948	$—	$1,288,205	$—	$34,844,032

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Options and swaptions:
Written options and swaptions, at value (A)	$(581,632)	$—	$—	$—	$—	$(581,632)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(12,373,271)	—	—	(802,865)	—	(13,176,136)
OTC Swaps:
OTC swap agreements, at value	—	—	—	(741,283)	—	(741,283)

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	$(30,095,008)	$—	$—	$—	$—	$(30,095,008)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(19,074,516)	—	—	—	(19,074,516)
Total	$(43,049,911)	$(19,074,516)	$—	$(1,544,148)	$—	$(63,668,575)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investment. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investment. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(360,762)	$233,114	$—	$—	$—	$(127,648)
Written options and swaptions	802,979	5,687,835	—	—	—	6,490,814
Swap agreements	11,524,542	—	—	1,805,878	—	13,330,420
Futures contracts	(7,027,882)	—	—	—	—	(7,027,882)
Forward foreign currency contracts	—	(9,898,756)	—	—	—	(9,898,756)
Total	$4,938,877	$(3,977,807)	$—	$1,805,878	$—	$2,766,948

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$1,853,412	$—	$—	$—	$—	$1,853,412
Written options and swaptions	(2,075,099)	(354,013)	—	—	—	(2,429,112)
Swap agreements	(4,655,659)	—	—	(1,409,356)	—	(6,065,015)
Futures contracts	(18,169,278)	—	—	—	—	(18,169,278)
Forward foreign currency contracts	—	25,144,935	—	—	—	25,144,935
Total	$(23,046,624)	$24,790,922	$—	$(1,409,356)	$—	$334,942

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) in Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 11,750	$ 1,111,368	$ (674,350)	$ (1,542,760)	$ 1,311,046,292	$ 1,358,508,173	$ (1,117,667,418)	$ 648,335,430	$ 1,270,413,360	$ 578,212

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$167,339	$(167,339)	$—	$—	$766,190	$(167,339)	$(271,169)	$327,682
Barclays Bank PLC	1,272,893	(1,272,893)	—	—	3,584,354	(1,272,893)	(1,226,362)	1,085,099
Barclays Capital, Inc.	—	—	—	—	395,989	—	—	395,989
BNP Paribas	833,642	(833,642)	—	—	1,582,573	(833,642)	(598,465)	150,466
Citibank N.A.	3,103,231	(3,103,231)	—	—	4,584,681	(3,103,231)	(1,181,763)	299,687
Deutsche Bank AG	94,293	(88,797)	(5,496)	—	88,797	(88,797)	—	—
Goldman Sachs Bank	880,322	(880,322)	—	—	2,006,961	(880,322)	(1,126,639)	—
Goldman Sachs International	—	—	—	—	692	—	—	692
HSBC Bank USA	1,861,429	(1,861,429)	—	—	2,259,064	(1,861,429)	—	397,635
JPMorgan Chase Bank, N.A.	931,148	(931,148)	—	—	4,254,980	(931,148)	(3,016,174)	307,658
Merrill Lynch International	374,134	(374,134)	—	—	413,853	(374,134)	—	39,719
Morgan Stanley & Co., Inc.	—	—	—	—	8,886	—	—	8,886

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Nomura Global Financial Products, Inc.	$—	$—	$—	$—	$342,942	$—	$(339,108)	$3,834
Standard Chartered Bank	1,303,463	(106,958)	(1,060,000)	136,505	106,958	(106,958)	—	—
UBS AG	1,043,757	(511)	(1,043,246)	—	511	(511)	—	—
Other Derivatives (C)	22,978,381	—	—	22,978,381	43,271,144	—	—	43,271,144

Total	$34,844,032	$(9,620,404)	$(2,108,742)	$23,114,886	$63,668,575	$(9,620,404)	$(7,759,680)	$46,288,491

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)

Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.68%
Over $250 million up to $500 million	0.67
Over $500 million up to $750 million	0.66
Over $750 million up to $1 billion	0.63
Over $1 billion up to $3 billion	0.60
Over $3 billion	0.57

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.80%	May 1, 2019
Service Class	1.05	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2018, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 51,274,492	$ —	$ —

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,097,192,303	$ 147,502,554	$ 826,853,161	$ 190,697,083

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options, swaps, straddle loss deferrals, defaulted bond income accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,506,250,361	$ 42,931,337	$ (61,874,433)	$ (18,943,096)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 46,979,227	$ —

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 83,258,534	$ —	$ —	$ 61,856	$ 27,817,856	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 63,948,809	$ —	$ (46,979,227)	$ —	$ (4,177,870)	$ (18,810,881)

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

13. LEGAL PROCEEDINGS (continued)

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Total Return VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Total Return VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

MARKET ENVIRONMENT

The Bloomberg Barclays US Treasury Inflation Protected Securities Index (“TIPS”) delivered negative returns during 2018, due largely to a decline in inflation expectations. Although the headline Consumer Price Index reached 2.9% in June and July, inflation closed the period lower than where it began, as the base effects of higher energy prices dissipated and turned negative toward the end of the year. U.S. TIPS breakeven rates decreased, as declining growth expectations, restrictive monetary policy and lower oil prices drove inflation expectations lower. The U.S. Federal Reserve (“Fed”), for its part, cited strong growth and rising inflation in raising rates four times during 2018. As a result of the decline of breakeven rates, U.S. TIPS underperformed nominal Treasurys.

Non-U.S. linkers delivered negative performance due mainly to currency depreciation versus the U.S. dollar, as an increase in U.S. growth along with Fed tightening supported an appreciation of the dollar. Foreign exchange aside, non-U.S. linkers outperformed U.S. TIPS as non-U.S. nominal yields were far more supportive. In the U.K., an increase in breakeven helped offset the impact of nominal yield volatility and a decline in the pound – all of which were related to Brexit uncertainty. In Europe, inflation increased for much of the year before taking a downturn toward year-end. Expectations for a decline in economic activity along with the potential for European Central Bank rate hikes in the second half of 2018 weighed on breakeven inflation expectations.

Inflation-linked credit underperformed as concerns regarding the global economy, trade protectionism and Fed hawkishness weighed on credit spreads. Floating-rate securities issued by financial institutions outperformed, as the sector benefited from strong fundamentals and a consistent increase in the U.S. dollar LIBOR interest rate.

PERFORMANCE

For the year ended December 31, 2018, Transamerica PineBridge Inflation Opportunities VP, Initial Class returned -1.29%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Treasury Inflation Protected Securities Index and the Bloomberg Barclays Global Inflation Linked Bond Index, returned -1.26% and -4.11%, respectively.

STRATEGY REVIEW

The strategy’s yield-curve positioning was the largest contributor to performance. As nominal rates declined, the short-duration positioning relative to the benchmark and exposure to yield curves in Europe, Australia, Canada and New Zealand contributed to performance. Although the strategy’s non-U.S. dollar allocation was mostly hedged, the foreign exchange exposure via foreign linkers contributed to performance versus the benchmark, led by contributions from European exposure with the euro appreciating against the dollar. Asset allocation detracted from performance, as negative contributions from exposure to inflation-related credit overshadowed positive contributions from foreign-linker exposure. Security selection in U.S. TIPS weighed on performance.

With U.S. TIPS valuations attractive and economic fundamentals more favorable than in most other major economies, the strategy was overweight those securities at year end. The portfolio managers continued to believe that diversifying a portion of the Portfolio into non-U.S. dollar linkers and credit opportunities may improve the risk/reward profile. To mitigate currency volatility, the strategy limits foreign-currency exposure.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Roberto Coronado

Gunter H. Seeger

Robert A. Vanden Assem, CFA

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	8.40
Duration †	6.69

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	54.1%
AAA	5.4
AA	4.3
A	9.0
BBB	20.5
BB	2.1
B	1.5
Not Rated	2.6
Net Other Assets (Liabilities) ^	0.5
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(1.29)%	1.39%	1.23%	05/01/2011
Bloomberg Barclays US Treasury Inflation Protected Securities Index (A)	(1.26)%	1.69%	1.88%
Bloomberg Barclays Global Inflation Linked Bond Index (B)	(4.11)%	1.25%	1.71%
Service Class	(1.55)%	1.14%	1.20%	05/01/2011

(A) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(B) The Bloomberg Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Debt income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$991.00	$3.21	$1,022.00	$3.26	0.64%
Service Class	1,000.00	988.40	4.51	1,020.70	4.58	0.90

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Principal	Value
ASSET-BACKED SECURITY - 0.2%
STORE Master Funding I-VII Series 2018-1A, Class A1, 3.96%, 10/20/2048 (A)	$ 398,623	$ 408,723

Total Asset-Backed Security (Cost $398,519)		408,723

CORPORATE DEBT SECURITIES - 21.8%
Banks - 11.3%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (B), 01/16/2019 (C)	779,000	552,506
Bank of America Corp.
CPI-YoY + 1.10%, 3.38% (B), 11/19/2024, MTN	5,000,000	4,587,500
4.18%, 11/25/2027, MTN	152,000	146,097
Fixed until 04/24/2037, 4.24% (B), 04/24/2038	891,000	847,605
Barclays Bank PLC CPI-YoY + 1.00%, 3.28% (B), 05/22/2023, MTN (D) (E)	2,600,000	2,596,100
Barclays PLC 3-Month LIBOR + 2.11%, 4.73% (B), 08/10/2021	231,000	232,909
BBVA Bancomer SA Fixed until 01/18/2028, 5.13% (B), 01/18/2033 (A)	334,000	289,745
Citigroup, Inc.
1.38*CPI-YoY, 3.14% (B), 03/27/2025, MTN	1,000,000	895,500
4.65%, 07/23/2048	865,000	845,378
CPI-YoY + 2.50%, 5.02% (B), 03/30/2020, MTN	2,000,000	1,952,000
Corestates Capital II 3-Month LIBOR + 0.65%, 3.09% (B), 01/15/2027 (A)	244,000	209,840
Credit Agricole SA Fixed until 01/10/2028, 4.00% (B), 01/10/2033 (A)	751,000	687,724
HSBC Holdings PLC
3-Month LIBOR + 1.50%, 3.91% (B), 01/05/2022	1,600,000	1,616,008
Fixed until 05/22/2027 (C), 6.00% (B)	336,000	302,561
JPMorgan Chase & Co. 3-Month LIBOR + 1.23%, 3.72% (B), 10/24/2023	275,000	274,931
Regions Financial Corp. 3.80%, 08/14/2023	587,000	588,049
Royal Bank of Scotland Group PLC
Fixed until 03/08/2022, 2.00% (B), 03/08/2023, MTN (F)	EUR 400,000	459,642
Fixed until 05/15/2022, 3.50% (B), 05/15/2023	$ 200,000	192,323
Fixed until 06/25/2023, 4.52% (B), 06/25/2024	933,000	915,488
Fixed until 08/15/2021 (C), 8.63% (B)	234,000	242,190
SunTrust Capital III 3-Month LIBOR + 0.65%, 3.44% (B), 03/15/2028	239,000	205,540

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
UniCredit SpA Fixed until 06/19/2027, 5.86% (B), 06/19/2032 (A)	$ 241,000	$ 211,541
Wachovia Capital Trust II 3-Month LIBOR + 0.50%, 2.94% (B), 01/15/2027	354,000	304,440

		19,155,617

Building Products - 0.4%
Masco Corp. 3.50%, 11/15/2027	827,000	762,353

Capital Markets - 1.0%
Credit Suisse Group Funding Guernsey, Ltd. 3-Month LIBOR + 2.29%, 4.73% (B), 04/16/2021	667,000	685,912
Goldman Sachs Group, Inc. Fixed until 11/10/2022 (C), 5.00% (B),	759,000	635,587
Morgan Stanley Fixed until 04/24/2023, 3.74% (B), 04/24/2024	401,000	397,585

		1,719,084

Chemicals - 0.4%
DowDuPont, Inc. 4.49%, 11/15/2025	596,000	613,628
RPM International, Inc. 4.25%, 01/15/2048	111,000	94,490

		708,118

Consumer Finance - 1.3%
Navient Corp.
CPI-YoY + 2.25%, 4.43% (B), 05/03/2019, MTN	2,000,000	2,017,500
CPI-YoY + 2.15%, 4.43% (B), 12/15/2020, MTN	189,000	182,385

		2,199,885

Electric Utilities - 0.2%
FirstEnergy Corp. 3.90%, 07/15/2027	268,000	259,748

Health Care Providers & Services - 0.5%
CVS Health Corp. 4.78%, 03/25/2038	932,000	893,094

Insurance - 0.6%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 4.74% (B), 02/12/2067 (A)	1,051,000	840,800
XLIT, Ltd. 5.50%, 03/31/2045 (G)	149,000	154,072

		994,872

Machinery - 0.1%
CNH Industrial NV 3.85%, 11/15/2027, MTN	197,000	179,185

Media - 0.2%
Comcast Corp. 4.60%, 10/15/2038	254,000	256,484

Metals & Mining - 1.3%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	229,000	207,213

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Glencore Funding LLC 4.00%, 04/16/2025 (A)	$ 248,000	$ 233,470
Kinross Gold Corp. 4.50%, 07/15/2027	148,000	127,835
Newcrest Finance Pty, Ltd.
4.20%, 10/01/2022 (A)	1,050,000	1,055,602
5.75%, 11/15/2041 (A)	515,000	509,049

		2,133,169

Multi-Utilities - 0.6%
National Grid PLC 1.25%, 10/06/2021, MTN (F)	GBP 520,000	832,646
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 4.73% (B), 05/15/2067	$ 242,000	197,450

		1,030,096

Oil, Gas & Consumable Fuels - 3.1%
Andeavor Logistics, LP Fixed until 02/15/2023 (C), 6.88% (B),	381,000	339,090
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 4.25%, 12/01/2027	380,000	358,722
Apache Corp. 4.38%, 10/15/2028 (G)	203,000	189,603
Enable Midstream Partners, LP 4.95%, 05/15/2028	260,000	246,121
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (B), 07/15/2077	874,000	740,020
Energy Transfer Operating, LP
5.80%, 06/15/2038	318,000	309,530
Fixed until 02/15/2023 (C), 6.25% (B),	755,000	631,841
EnLink Midstream Partners, LP
4.85%, 07/15/2026	406,000	366,118
Fixed until 12/15/2022 (C), 6.00% (B),	142,000	103,219
Enterprise Products Operating LLC
4.15%, 10/16/2028	844,000	839,747
Fixed until 08/16/2027, 5.25% (B), 08/16/2077	278,000	231,358
Marathon Petroleum Corp. 3.80%, 04/01/2028 (A)	755,000	708,519
Noble Energy, Inc. 3.85%, 01/15/2028	260,000	235,072

		5,298,960

Pharmaceuticals - 0.3%
Bayer US Finance II LLC 4.25%, 12/15/2025 (A)	522,000	508,042

Transportation Infrastructure - 0.5%
Heathrow Funding, Ltd. 1.37%, 03/28/2032 (F)	GBP 592,809	897,925

Total Corporate Debt Securities (Cost $38,976,425)		36,996,632

FOREIGN GOVERNMENT OBLIGATIONS - 21.3%
Australia - 2.3%
Australia Government Bond 0.75%, 11/21/2027 (F)	AUD 5,300,000	3,851,541

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Brazil - 0.4%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2019	BRL 3,000,000	$ 735,048

Canada - 1.9%
Canada Government Real Return Bond 4.25%, 12/01/2021	CAD 2,057,863	1,661,108
Canadian Government Real Return Bond 4.00%, 12/01/2031	1,540,686	1,590,703

		3,251,811

France - 1.5%
France Government Bond OAT 2.10%, 07/25/2023 (F)	EUR 1,930,282	2,509,658

Italy - 5.1%
Italy Buoni Poliennali del Tesoro
0.10%, 05/15/2022 (F)	4,617,008	5,148,641
2.10%, 09/15/2021 (F)	2,903,931	3,464,457

		8,613,098

Japan - 1.0%
Japanese Government CPI Linked Bond 0.10%, 03/10/2028	JPY 186,474,450	1,754,073

Mexico - 1.1%
Mexican Udibonos Series S, 4.50%, 12/04/2025	MXN 19,851,745	1,035,290
Mexico Udibonos Series S, 2.50%, 12/10/2020	17,496,833	859,120

		1,894,410

New Zealand - 1.5%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (F)	NZD 3,250,000	2,474,863

Spain - 3.4%
Spain Government Inflation-Linked Bond
0.55%, 11/30/2019 (F)	EUR 2,605,775	3,022,885
1.00%, 11/30/2030 (F)	2,286,812	2,784,930

		5,807,815

United Kingdom - 3.1%
U.K. Gilt Inflation-Linked 0.13%, 11/22/2019 - 08/10/2028 (F)	GBP 3,643,984	5,238,345

Total Foreign Government Obligations (Cost $37,422,593)		36,130,662

MORTGAGE-BACKED SECURITIES - 1.0%
BX Trust Series 2018-MCSF, Class A, 1-Month LIBOR + 0.58%, 2.98% (B), 04/15/2035 (A)	$ 900,000	882,594

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
MORTGAGE-BACKED SECURITIES (continued)
DBCG Mortgage Trust Series 2017-BBG, Class A, 1-Month LIBOR + 0.70%, 3.16% (B), 06/15/2034 (A)	$ 900,000	$ 886,492

Total Mortgage-Backed Securities (Cost $1,793,878)		1,769,086

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 1-Month LIBOR + 2.20%, 4.71% (B), 03/25/2025	32,370	32,427
Federal National Mortgage Association 1-Month LIBOR + 1.60%, 4.11% (B), 01/25/2024	45,563	45,679

Total U.S. Government Agency Obligations (Cost $78,397)		78,106

U.S. GOVERNMENT OBLIGATIONS - 54.0%
U.S. Treasury Inflation-Protected Securities - 54.0%
U.S. Treasury Inflation-Indexed Bond
0.63%, 02/15/2043	2,749,650	2,409,596
0.75%, 02/15/2042 - 02/15/2045	5,629,115	5,058,396
1.00%, 02/15/2046	2,614,024	2,478,013
1.38%, 02/15/2044	2,722,290	2,810,339
2.00%, 01/15/2026	2,548,100	2,719,494
2.38%, 01/15/2025 - 01/15/2027	7,127,291	7,765,988
2.50%, 01/15/2029	588,895	670,221
3.63%, 04/15/2028	938,064	1,151,119
3.88%, 04/15/2029	2,153,480	2,739,378
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 07/15/2024	35,964,880	34,857,645
0.25%, 01/15/2025	1,387,906	1,329,037
0.38%, 07/15/2025 - 01/15/2027	10,504,582	10,038,317
0.50%, 01/15/2028	5,607,625	5,351,485
0.63%, 01/15/2024 - 01/15/2026	7,205,710	7,037,673
0.75%, 07/15/2028	5,339,167	5,225,918

Total U.S. Government Obligations (Cost $93,969,573)		91,642,619

	Shares	Value
PREFERRED STOCKS - 0.3%
Banks - 0.3%
Banco Santander SA, 3-Month LIBOR + 0.52%, 4.00% (B)	3,500	$ 67,165
US Bancorp, Series A, 3-Month LIBOR + 1.02%, 3.50% (B)	500	374,962

Total Preferred Stocks (Cost $500,925)		442,127

	Principal	Value
SHORT-TERM INVESTMENT COMPANY - 0.6%
Money Market Fund - 0.6%
State Street Institutional U.S. Government Money Market Fund 2.27%, 12/31/2049	$ 1,062,725	1,062,725

Total Short-Term Investment Company (Cost $1,062,725)		1,062,725

	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (H)	351,290	351,290

Total Other Investment Company (Cost $351,290)		351,290

Total Investments (Cost $174,554,325)		168,881,970
Net Other Assets (Liabilities) - 0.5%		816,072

Net Assets - 100.0%		$ 169,698,042

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/10/2019	USD	3,658,530	AUD	5,107,350	$60,374	$—
JPMS	01/10/2019	USD	746,928	BRL	2,900,000	—	(711)
JPMS	01/10/2019	USD	3,499,303	CAD	4,520,000	187,503	—
JPMS	01/10/2019	USD	19,598,551	EUR	16,800,000	333,619	—
JPMS	01/10/2019	USD	8,742,529	GBP	6,690,000	211,135	—
JPMS	01/10/2019	USD	1,707,009	JPY	193,539,385	—	(60,339)
JPMS	01/10/2019	USD	1,810,905	MXN	34,500,000	57,793	—
JPMS	01/10/2019	USD	2,217,187	NZD	3,373,900	—	(47,806)
JPMS	01/10/2019	GBP	1,319,000	USD	1,729,597	—	(47,548)
JPMS	01/10/2019	EUR	1,619,500	USD	1,844,144	12,972	—

Total						$863,396	$(156,404)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$408,723	$—	$408,723
Corporate Debt Securities	—	34,400,532	2,596,100	36,996,632
Foreign Government Obligations	—	36,130,662	—	36,130,662
Mortgage-Backed Securities	—	1,769,086	—	1,769,086
U.S. Government Agency Obligations	—	78,106	—	78,106
U.S. Government Obligations	—	91,642,619	—	91,642,619
Preferred Stocks	442,127	—	—	442,127
Short-Term Investment Company	1,062,725	—	—	1,062,725
Other Investment Company	351,290	—	—	351,290

Total Investments	$1,856,142	$164,429,728	$2,596,100	$168,881,970

Other Financial Instruments
Forward Foreign Currency Contracts (J)	$—	$863,396	$—	$863,396

Total Other Financial Instruments	$—	$863,396	$—	$863,396

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (J)	$—	$(156,404)	$—	$(156,404)

Total Other Financial Instruments	$—	$(156,404)	$—	$(156,404)

Level 3 Rollforward

Investments	Beginning Balance at December 31, 2017	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2018 (K)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2018
Corporate Debt Securities	$ —	$ 2,587,520	$ —	$ 1,418	$ —	$ 7,162	$ —	$ —	$ 2,596,100	7,162

Quantitative Information About Significant Unobservable Inputs (Level 3)

Investments	Value at December 31, 2018	Valuation Technique	Unobservable Input Used as of December 31, 2018	Range of Input Values		Weighted Average of Input Values	Impact to Valuation from an Increase in Input
Corporate Debt Securities	$ 2,596,100	Market Quotation	Last Traded Price	$ 99.85	$ 99.85	$ 99.85	Increase

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $7,639,354, representing 4.5% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Perpetual maturity. The date displayed is the next call date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the value of the security is $2,596,100, representing 1.5% of the Portfolio’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, the total value of Regulation S securities is $30,685,533, representing 18.1% of the Portfolio’s net assets.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $343,928. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Rate disclosed reflects the yield at December 31, 2018.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(K)	Total value of Level 3 securities is 1.5% of the Fund’s net assets.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	US Consumer Price Index Urban Consumers Year Over Year
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $174,554,325) (including securities loaned of $343,928)	$168,881,970
Cash collateral pledged at broker for:
OTC derivatives (A)	110,000
Foreign currency, at value (cost $43,808)	42,747
Receivables and other assets:
Net income from securities lending	92
Shares of beneficial interest sold	17,304
Dividends and/or distributions	4,472
Interest	692,941
Unrealized appreciation on forward foreign currency contracts	863,396

Total assets	170,612,922

Liabilities:
Cash collateral received upon return of:
Securities on loan	351,290
Payables and other liabilities:
Shares of beneficial interest redeemed	115,603
Due to custodian	94,676
Investment management fees	84,244
Distribution and service fees	36,310
Transfer agent costs	680
Trustees, CCO and deferred compensation fees	549
Audit and tax fees	26,901
Custody fees	19,589
Legal fees	1,151
Printing and shareholder reports fees	22,755
Other accrued expenses	4,728
Unrealized depreciation on forward foreign currency contracts	156,404

Total liabilities	914,880

Net assets	$169,698,042

Net assets consist of:
Capital stock ($0.01 par value)	$170,837
Additional paid-in capital	186,742,986
Total distributable earnings (accumulated losses)	(17,215,781)

Net assets	$169,698,042

Net assets by class:
Initial Class	$10,135
Service Class	169,687,907

Shares outstanding:
Initial Class	1,035
Service Class	17,082,694

Net asset value and offering price per share:
Initial Class	$9.80
Service Class	9.93

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$27,118
Interest income	5,227,164
Net income from securities lending	6,430

Total investment income	5,260,712

Expenses:
Investment management fees	1,035,632
Distribution and service fees:
Service Class	446,368
Transfer agent costs	2,624
Trustees, CCO and deferred compensation fees	5,878
Audit and tax fees	34,490
Custody fees	44,497
Legal fees	9,169
Printing and shareholder reports fees	22,950
Other	9,159

Total expenses	1,610,767

Net investment income (loss)	3,649,945

Net realized gain (loss) on:
Investments	284,682
Forward foreign currency contracts	994,575
Foreign currency transactions	(53,010)

Net realized gain (loss)	1,226,247

Net change in unrealized appreciation (depreciation) on:
Investments	(8,944,773)
Forward foreign currency contracts	1,237,756
Translation of assets and liabilities denominated in foreign currencies	(2,538)

Net change in unrealized appreciation (depreciation)	(7,709,555)

Net realized and change in unrealized gain (loss)	(6,483,308)

Net increase (decrease) in net assets resulting from operations	$(2,833,363)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$3,649,945	$2,760,805
Net realized gain (loss)	1,226,247	(1,622,827)
Net change in unrealized appreciation (depreciation)	(7,709,555)	4,952,545

Net increase (decrease) in net assets resulting from operations	(2,833,363)	6,090,523

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(205)	—
Service Class	(3,025,768)	—
Net investment income:
Initial Class	—	(46)
Service Class	—	(442,322)

Total dividends and/or distributions from net investment income	—	(442,368)

Total dividends and/or distributions to shareholders	(3,025,973)	(442,368)

Capital share transactions:
Proceeds from shares sold:
Service Class	7,993,445	24,735,263

	7,993,445	24,735,263

Dividends and/or distributions reinvested:
Initial Class	205	46
Service Class	3,025,768	442,322

	3,025,973	442,368

Cost of shares redeemed:
Service Class	(24,796,603)	(31,506,532)

	(24,796,603)	(31,506,532)

Net increase (decrease) in net assets resulting from capital share transactions	(13,777,185)	(6,328,901)

Net increase (decrease) in net assets	(19,636,521)	(680,746)

Net assets:
Beginning of year	189,334,563	190,015,309

End of year	$169,698,042	$189,334,563

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$2,920,748

Capital share transactions - shares:
Shares issued:
Service Class	787,986	2,454,087

	787,986	2,454,087

Shares reinvested:
Initial Class	21	5
Service Class	300,473	43,536

	300,494	43,541

Shares redeemed:
Service Class	(2,452,812)	(3,102,576)

	(2,452,812)	(3,102,576)

Net increase (decrease) in shares outstanding:
Initial Class	21	5
Service Class	(1,364,353)	(604,953)

	(1,364,332)	(604,948)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$10.13	$9.84	$9.53		$9.94	$9.65

Investment operations:
Net investment income (loss) (A)	0.23	0.16	0.13	(B)	0.05	0.30
Net realized and unrealized gain (loss)	(0.36)	0.18	0.26		(0.31)	0.05

Total investment operations	(0.13)	0.34	0.39		(0.26)	0.35

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.05)	(0.08)		(0.15)	(0.06)

Net asset value, end of year	$9.80	$10.13	$9.84		$9.53	$9.94

Total return	(1.29)%	3.42%	4.12%		(2.68)%	3.58%

Ratio and supplemental data:
Net assets end of year (000’s)	$10	$10	$10		$9	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	0.65%	0.65%		0.64%	0.89	%(C)
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.64	%(B)	0.64%	0.89	%(C)
Net investment income (loss) to average net assets	2.30%	1.64%	1.33	%(B)	0.47%	2.99	%(C)
Portfolio turnover rate	37%	38%	94%		36%	152	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes interest fee on sale-buyback transactions, representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively.
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$10.26	$9.97	$9.66		$10.07	$9.77

Investment operations:
Net investment income (loss) (A)	0.21	0.14	0.11	(B)	0.02	0.14
Net realized and unrealized gain (loss)	(0.37)	0.17	0.26		(0.31)	0.19

Total investment operations	(0.16)	0.31	0.37		(0.29)	0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.02)	(0.06)		(0.12)	(0.03)

Net asset value, end of year	$9.93	$10.26	$9.97		$9.66	$10.07

Total return	(1.55)%	3.13%	3.80%		(2.87)%	3.38%

Ratio and supplemental data:
Net assets end of year (000’s)	$169,688	$189,325	$190,005		$192,312	$196,989
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%		0.89%	1.14	%(C)
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.89	%(B)	0.89%	1.14	%(C)
Net investment income (loss) to average net assets	2.04%	1.41%	1.08	%(B)	0.24%	1.41	%(C)
Portfolio turnover rate	37%	38%	94%		36%	152	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes interest fee on sale-buyback transactions, representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively.
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2018, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$351,290	$—	$—	$—	$351,290
Total Borrowings	$351,290	$—	$—	$—	$351,290

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Unrealized appreciation (depreciation), as applicable, is shown in Unrealized appreciation or depreciation on forward foreign currency contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$863,396	$—	$—	$—	$863,396
Total	$—	$863,396	$—	$—	$—	$863,396

Liabilities Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$(156,404)	$—	$—	$—	$(156,404)
Total	$—	$(156,404)	$—	$—	$—	$(156,404)

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$994,575	$—	$—	$—	$994,575
Total	$—	$994,575	$—	$—	$—	$994,575

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$1,237,756	$—	$—	$—	$1,237,756
Total	$—	$1,237,756	$—	$—	$—	$1,237,756

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Forward Foreign Currency Contracts at Contract Amount
Purchased	Sold
$ 1,007,311	$ 37,302,168

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
J.P. Morgan Securities LLC	$863,396	$(156,404)	$—	$706,992	$156,404	$(156,404)	$—	$—

Total	$863,396	$(156,404)	$—	$706,992	$156,404	$(156,404)	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $200 million	0.58%
Over $200 million up to $500 million	0.57
Over $500 million	0.54

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.75%	May 1, 2019
Service Class	1.00	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 36,638,339	$ 28,894,548	$ 42,151,807	$ 38,045,102

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and foreign currency transactions. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, paydown gain/loss, convertible preferred stock adjustments and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 176,535,294	$ 764,073	$ (8,417,397)	$ (7,653,324)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 641,766	$ 12,726,345

During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $2,055,036.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,025,973	$ —	$ —	$ 442,368	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,807,193	$ —	$ (13,368,111)	$ —	$ —	$ (7,654,863)

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PineBridge Inflation Opportunities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica PineBridge Inflation Opportunities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500®, which returned -4.38% in 2018, is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Profund UltraBear VP, Service Class returned 6.52%. By comparison, its benchmark, the S&P 500®, returned -4.38%.

STRATEGY REVIEW

The Portfolio seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the S&P 500®. It seeks investment results for a single day only, not for longer periods. The return for a period longer than a day would be the result of each day’s returns compounded over the period, which could differ from the Portfolio’s multiple times the return of the Index for that period.

The Portfolio invested in futures contracts as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Neches

Devin Sullivan

Co-Portfolio Managers

ProFund Advisors LLC

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	64.8%
Repurchase Agreement	16.2
Net Other Assets (Liabilities) ^	19.0
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Service Class	6.52%	(17.60)%	(26.79)%	05/01/2009
S&P 500® (A)	(4.38)%	8.49%	13.89%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,139.50	$6.63	$1,019.00	$6.26	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 64.8%
Money Market Funds - 64.8%
UBS Select Treasury Preferred	5,913,617	$ 5,913,617
BlackRock Liquidity Funds T-Fund Portfolio	5,913,617	5,913,617
State Street Institutional U.S. Government Money Market Fund	5,913,618	5,913,618
Dreyfus Treasury Cash Management	5,913,618	5,913,618

Total Short-Term Investment Companies (Cost $23,654,470)		23,654,470

Principal	Value
REPURCHASE AGREEMENT - 16.2%

Fixed Income Clearing Corp., 1.45% (A), dated 12/31/2018, to be repurchased at $5,914,094 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $6,034,813.

$ 5,913,618	$ 5,913,618

Total Repurchase Agreement (Cost $5,913,618)	5,913,618

Total Investments (Cost $29,568,088)	29,568,088
Net Other Assets (Liabilities) - 19.0%	6,938,104

Net Assets - 100.0%	$ 36,506,192

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	Short	(581)	03/15/2019	$(75,591,548)	$(72,776,060)	$2,815,488	$—

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$23,654,470	$—	$—	$23,654,470
Repurchase Agreement	—	5,913,618	—	5,913,618

Total Investments	$23,654,470	$5,913,618	$—	$29,568,088

Other Financial Instruments
Futures Contracts (C)	$2,815,488	$—	$—	$2,815,488

Total Other Financial Instruments	$2,815,488	$—	$—	$2,815,488

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2018.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(C)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Unaffiliated investments, at value (cost $23,654,470)	$23,654,470
Repurchase agreement, at value (cost $5,913,618)	5,913,618
Cash	3,558,822
Cash collateral pledged at broker for:
Futures contracts	3,834,600
Receivables and other assets:
Interest	529

Total assets	36,962,039

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	42,252
Investment management fees	21,546
Distribution and service fees	6,099
Transfer agent costs	72
Trustees, CCO and deferred compensation fees	79
Audit and tax fees	11,705
Custody fees	4,173
Legal fees	79
Printing and shareholder reports fees	7,421
Other accrued expenses	121
Variation margin payable on futures contracts	362,300

Total liabilities	455,847

Net assets	$36,506,192

Net assets consist of:
Capital stock ($0.01 par value)	$745,390
Additional paid-in capital	190,041,533
Total distributable earnings (accumulated losses)	(154,280,731)

Net assets	$36,506,192

Shares outstanding	74,539,046

Net asset value and offering price per share	$0.49

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest income from unaffiliated investments	$183,443

Total investment income	183,443

Expenses:
Investment management fees	148,828
Distribution and service fees	42,281
Transfer agent costs	222
Trustees, CCO and deferred compensation fees	561
Audit and tax fees	14,708
Custody fees	8,747
Legal fees	698
Printing and shareholder reports fees	1,762
Other	522

Total expenses before waiver and/or reimbursement and recapture	218,329

Expense waived and/or reimbursed	(10,662)
Recapture of previously waived and/or reimbursed fees	358

Net expenses	208,025

Net investment income (loss)	(24,582)

Net realized gain (loss) on:
Futures contracts	(1,596,042)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	3,261,947

Net realized and change in unrealized gain (loss)	1,665,905

Net increase (decrease) in net assets resulting from operations	$1,641,323

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$(24,582)	$(237,611)
Net realized gain (loss)	(1,596,042)	(7,973,044)
Net change in unrealized appreciation (depreciation)	3,261,947	(320,392)

Net increase (decrease) in net assets resulting from operations	1,641,323	(8,531,047)

Capital share transactions:
Proceeds from shares sold	27,408,160	708,099
Cost of shares redeemed	(6,217,746)	(13,378,500)

Net increase (decrease) in net assets resulting from capital share transactions	21,190,414	(12,670,401)

Net increase (decrease) in net assets	22,831,737	(21,201,448)

Net assets:
Beginning of year	13,674,455	34,875,903

End of year	$36,506,192	$13,674,455

Capital share transactions - shares:
Shares issued	59,130,067	1,311,548
Shares redeemed	(14,278,103)	(23,089,246)

Net increase (decrease) in shares outstanding	44,851,964	(21,777,698)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$0.46		$0.68	$0.89		$0.96	$1.29

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	(0.01)	(0.01	)(C)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.03		(0.21)	(0.20)		(0.06)	(0.32)

Total investment operations	0.03		(0.22)	(0.21)		(0.07)	(0.33)

Net asset value, end of year	$0.49		$0.46	$0.68		$0.89	$0.96

Total return	6.52%		(32.35)%	(23.60)%		(7.29)%	(25.58)%

Ratio and supplemental data:
Net assets end of year (000’s)	$36,506		$13,674	$34,876		$33,848	$18,387
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.29%		1.26%	1.20%		1.24%	1.32%
Including waiver and/or reimbursement and recapture	1.23%		1.23%	1.22	%(C)	1.23%	1.23%
Net investment income (loss) to average net assets	(0.15)%		(1.10)%	(1.17	)%(C)	(1.22)%	(1.22)%
Portfolio turnover rate	—%		—%	—%		—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$2,815,488	$—	$—	$2,815,488
Total	$—	$—	$2,815,488	$—	$—	$2,815,488

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(1,596,042)	$—	$—	$(1,596,042)
Total	$—	$—	$(1,596,042)	$—	$—	$(1,596,042)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$3,261,947	$—	$—	$3,261,947
Total	$—	$—	$3,261,947	$—	$—	$3,261,947

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 95,565	$ (35,870,653)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.88%
Over $250 million up to $750 million	0.83
Over $750 million	0.78

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.23%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2016	2017	2018	Total
$ 1,042	$ 7,531	$ 10,662	$ 19,235

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

7. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2018, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses and capital loss carryforwards expired. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (9,528,873)	$ 9,528,873

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 29,568,088	$ 2,815,488	$ (2,815,488)	$ —

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 61,714,902	$ 92,565,829

During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $11,170,196.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (154,280,731)	$ —	$ —	$ —

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ProFund UltraBear VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ProFund UltraBear VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica ProFund UltraBear VP

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

MARKET ENVIRONMENT

After a robust decade of global equity performance 2018 was a sharp reversal. December 31, 2018 ended with all major equity indexes substantially lower. The year began strong, with global equities up in January. However, February and March presented a radically different market environment, accompanied by a sharp and quick increase in volatility. This increase in volatility was driven in part by U.S. inflation beating consensus estimates and leading to concern that the U.S. Federal Reserve (“Fed”) would accelerate their rate tightening schedule.

Equity market performance in the second quarter of 2018 was divided across geographic lines – developed markets performed well, while emerging markets struggled. Geopolitical events dominated headlines with the U.S. pulling out of the Iran nuclear accord, and political instability in Spain and Italy.

Global equity growth resumed in the third quarter of 2018 driven by U.S. equities. U.S. equity performance was driven by strong consumer spending, consumer sentiment, employment data and inflation. Emerging market equities continued to struggle and were roughly flat in the quarter. This was a step in the right direction following the second quarter’s loss. Global stock and bond performance reflected the market preference to remain “risk on”, in spite of the concern around the longevity of the U.S. market’s bull run. This sentiment was amplified in the performance of gold, which declined during the quarter.

Markets took a sharp turn in the fourth quarter of 2018, where global equities saw one of their worst quarterly performances since the global financial crisis ten years earlier. U.S. small caps took the brunt of the decline, while emerging markets had the strongest performance amongst the major equity regions. The CBOE Volatility Index (“VIX”) ended the year at the highest month-end level since August 2015, as volatility was elevated with the U.S. government entering a partial shutdown over the last nine days of calendar year 2018.

Throughout the year, trade war chatter disrupted markets and led to mini market sell-offs. This was kicked off with President Trump announcing on March 1st tariffs on steel and aluminum imports. This was accelerated in June, when the Trump administration imposed further tariffs on China in the form of a 25% tax on a range of imported goods. The escalation of the trade war continued into September of 2018, when the Trump administration announced a new round of tariffs on Chinese goods.

Treasury rates were highly volatile throughout the year, as the Fed provided mixed signals on their rate policy going forward. The U.S. 10-year Treasury dropped during December, as the Fed’s dot plot suggested two rate hikes in 2019, versus the expectations of three interest rate hikes in the prior quarter.

PERFORMANCE

For the year ended December 31, 2018, Transamerica QS Investors Active Asset Allocation – Conservative VP, Initial Class returned -2.61%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, and the Transamerica QS Investors Active Asset Allocation – Conservative VP Blended Benchmark, returned 0.01%, -5.24% and -2.51%, respectively.

STRATEGY REVIEW

The Transamerica QS Investors Active Asset Allocation – Conservative VP was created to enable investor participation during risk-on markets while protecting investors from drawdowns in trending down-markets through investing in all passive exchange-traded funds (“ETFs”). The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio seeks to participate in market returns in trending up markets, and to outperform in trending down markets; the Portfolio may lag in oscillating market conditions. The Portfolio has a target equity allocation of 35% and 65% fixed income.

Relative to the blended benchmark, the Portfolio underperformed net of fees for the one year period ended December 31, 2018. Sub asset class selection across all asset classes was the main driver of performance, chiefly within International Equity. Asset allocation results were mixed; the underweight in Fixed Income and slight overweight in International Equity detracted, while the positioning in U.S. Equity added value.

Three of the underlying holdings had positive returns while most holdings had negative returns. The best performing ETF holdings were Vanguard Total International Bond ETF, iShares Edge MSCI Min Vol EAFE ETF, and the iShares Barclays Aggregate Bond Fund (not held at period end). The weakest performer was the Vanguard Total International Stock ETF.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

STRATEGY REVIEW (continued)

Through the Portfolio’s Two-Way Dynamic Rebalancing mechanism the Portfolio was allocated to its maximum equity weight in January, but was reduced as volatility increased in February. From February through early August, the equity weight was below its maximum, and was moved close to maximum in August and September. Early in the fourth quarter, the equity weight began to be reduced and was at its minimum weight for the last two months of the fourth quarter through year end as volatility continued throughout the period.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	60.1%
U.S. Equity Funds	15.3
Short-Term U.S. Government Obligation	8.9
International Equity Funds	6.1
Repurchase Agreement	5.3
Other Investment Company	4.9
International Fixed Income Fund	4.5
Net Other Assets (Liabilities)	(5.1)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(2.61)%	2.67%	3.47%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	2.69%
Russell 3000® Index (B)	(5.24)%	7.91%	10.14%
Transamerica QS Investors Active Asset Allocation - Conservative VP Blended Benchmark (A) (B) (C) (D)	(2.51)%	3.90%	4.65%
Service Class	(2.89)%	2.41%	3.22%	05/01/2011

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica QS Investors Active Asset Allocation – Conservative VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays US Aggregate Bond Index, 25% Russell 3000® Index, and 10% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)(D)
Initial Class	$1,000.00	$987.90	$2.91	$1,022.30	$2.96	0.58%
Service Class	1,000.00	986.00	4.15	1,021.00	4.23	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 86.0%
International Equity Funds - 6.1%
iShares Edge MSCI Min Vol EAFE ETF (A)	124,194	$ 8,278,772
Vanguard FTSE All-World ex-US ETF (A)	249,627	11,377,999
Vanguard Total International Stock ETF (A)	76,385	3,606,900

		23,263,671

International Fixed Income Fund - 4.5%
Vanguard Total International Bond ETF	311,873	16,919,110

U.S. Equity Funds - 15.3%
iShares Core S&P 500 ETF	46,952	11,813,593
iShares Edge MSCI Min Vol USA ETF (A)	125,681	6,585,684
iShares Russell 1000 ETF (A)	255,091	35,378,570
Vanguard Small-Cap Growth ETF (A)	13,428	2,022,123
Vanguard Small-Cap Value ETF (A)	17,373	1,981,564

		57,781,534

U.S. Fixed Income Funds - 60.1%
iShares Core U.S. Aggregate Bond ETF	497,112	52,937,457
iShares TIPS Bond ETF	35,587	3,897,132
SPDR Bloomberg Barclays Convertible Securities ETF (A)	259,281	12,131,758
Vanguard Total Bond Market ETF	2,006,110	158,903,973

		227,870,320

Total Exchange-Traded Funds (Cost $336,670,511)		325,834,635

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 8.9%
U.S. Treasury Bill 2.49% (B), 06/27/2019	$ 34,185,000	33,777,420

Total Short-Term U.S. Government Obligation (Cost $33,776,575)		33,777,420

	Shares	Value
OTHER INVESTMENT COMPANY - 4.9%
Securities Lending Collateral - 4.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (B)	18,731,226	$ 18,731,226

Total Other Investment Company (Cost $18,731,226)		18,731,226

	Principal	Value
REPURCHASE AGREEMENT - 5.3%
Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $19,975,629 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.88%, due 05/31/2025, and with a value of $20,374,589.	$ 19,974,020	19,974,020

Total Repurchase Agreement (Cost $19,974,020)		19,974,020

Total Investments (Cost $409,152,332)		398,317,301
Net Other Assets (Liabilities) - (5.1)%		(19,290,964)

Net Assets - 100.0%		$ 379,026,337

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$325,834,635	$—	$—	$325,834,635
Short-Term U.S. Government Obligation	—	33,777,420	—	33,777,420
Other Investment Company	18,731,226	—	—	18,731,226
Repurchase Agreement	—	19,974,020	—	19,974,020

Total Investments	$344,565,861	$53,751,440	$—	$398,317,301

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,347,612. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2018

Assets:
Unaffiliated investments, at value (cost $389,178,312) (including securities loaned of $18,347,612)	$378,343,281
Repurchase agreement, at value (cost $19,974,020)	19,974,020
Receivables and other assets:
Net income from securities lending	13,950
Dividends and/or distributions	19,245
Interest	805

Total assets	398,351,301

Liabilities:
Cash collateral received upon return of:
Securities on loan	18,731,226
Payables and other liabilities:
Shares of beneficial interest redeemed	278,952
Investment management fees	179,665
Distribution and service fees	79,928
Transfer agent costs	1,554
Trustees, CCO and deferred compensation fees	1,183
Audit and tax fees	17,332
Custody fees	8,731
Legal fees	2,758
Printing and shareholder reports fees	20,512
Other accrued expenses	3,123

Total liabilities	19,324,964

Net assets	$379,026,337

Net assets consist of:
Capital stock ($0.01 par value)	$352,560
Additional paid-in capital	362,723,062
Total distributable earnings (accumulated losses)	15,950,715

Net assets	$379,026,337

Net assets by class:
Initial Class	$4,194,861
Service Class	374,831,476

Shares outstanding:
Initial Class	387,695
Service Class	34,868,266

Net asset value and offering price per share:
Initial Class	$10.82
Service Class	10.75

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from unaffiliated investments	$10,498,382
Interest income from unaffiliated investments	228,159
Net income from securities lending	144,793

Total investment income	10,871,334

Expenses:
Investment management fees	2,311,446
Distribution and service fees:
Service Class	1,031,804
Transfer agent costs	6,231
Trustees, CCO and deferred compensation fees	13,599
Audit and tax fees	22,550
Custody fees	19,754
Legal fees	21,663
Printing and shareholder reports fees	6,206
Other	10,893

Total expenses	3,444,146

Net investment income (loss)	7,427,188

Net realized gain (loss) on:
Unaffiliated investments	26,803,884

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(46,049,773)

Net realized and change in unrealized gain (loss)	(19,245,889)

Net increase (decrease) in net assets resulting from operations	$(11,818,701)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$7,427,188	$6,643,406
Net realized gain (loss)	26,803,884	3,607,863
Net change in unrealized appreciation (depreciation)	(46,049,773)	39,522,936

Net increase (decrease) in net assets resulting from operations	(11,818,701)	49,774,205

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(81,233)	—
Service Class	(6,560,932)	—
Net investment income:
Initial Class	—	(81,891)
Service Class	—	(7,676,564)

Total dividends and/or distributions from net investment income	(6,642,165)	(7,758,455)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,037,304	201,307
Service Class	5,135,929	9,447,275

	6,173,233	9,648,582

Dividends and/or distributions reinvested:
Initial Class	81,233	81,891
Service Class	6,560,932	7,676,564

	6,642,165	7,758,455

Cost of shares redeemed:
Initial Class	(955,577)	(661,396)
Service Class	(63,410,166)	(71,828,213)

	(64,365,743)	(72,489,609)

Net increase (decrease) in net assets resulting from capital share transactions	(51,550,345)	(55,082,572)

Net increase (decrease) in net assets	(70,011,211)	(13,066,822)

Net assets:
Beginning of year	449,037,548	462,104,370

End of year	$379,026,337	$449,037,548

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$6,589,500

Capital share transactions - shares:
Shares issued:
Initial Class	93,522	18,460
Service Class	460,716	873,980

	554,238	892,440

Shares reinvested:
Initial Class	7,299	7,576
Service Class	592,676	714,099

	599,975	721,675

Shares redeemed:
Initial Class	(85,668)	(60,831)
Service Class	(5,739,329)	(6,702,560)

	(5,824,997)	(6,763,391)

Net increase (decrease) in shares outstanding:
Initial Class	15,153	(34,795)
Service Class	(4,685,937)	(5,114,481)

	(4,670,784)	(5,149,276)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.32	$10.32	$10.18		$10.85	$11.01

Investment operations:
Net investment income (loss) (A)	0.23	0.19	0.19	(B)	0.16	0.15
Net realized and unrealized gain (loss)	(0.52)	1.03	0.11		(0.39)	0.29

Total investment operations	(0.29)	1.22	0.30		(0.23)	0.44

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.22)	(0.16)		(0.13)	(0.14)
Net realized gains	—	—	—		(0.31)	(0.46)

Total dividends and/or distributions to shareholders	(0.21)	(0.22)	(0.16)		(0.44)	(0.60)

Net asset value, end of year	$10.82	$11.32	$10.32		$10.18	$10.85

Total return	(2.61)%	11.92%	2.87%		(2.13)%	3.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,195	$4,218	$4,204		$4,298	$5,747
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.58%		0.59%	0.58%
Including waiver and/or reimbursement and recapture	0.58%	0.58%	0.57	%(B)	0.59%	0.58%
Net investment income (loss) to average net assets	2.07%	1.73%	1.87	%(B)	1.49%	1.33%
Portfolio turnover rate	135%	3%	143%		240%	158%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.25	$10.25	$10.11		$10.78	$10.96

Investment operations:
Net investment income (loss) (A)	0.20	0.16	0.17	(B)	0.13	0.13
Net realized and unrealized gain (loss)	(0.52)	1.03	0.10		(0.38)	0.27

Total investment operations	(0.32)	1.19	0.27		(0.25)	0.40

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.19)	(0.13)		(0.11)	(0.12)
Net realized gains	—	—	—		(0.31)	(0.46)

Total dividends and/or distributions to shareholders	(0.18)	(0.19)	(0.13)		(0.42)	(0.58)

Net asset value, end of year	$10.75	$11.25	$10.25		$10.11	$10.78

Total return	(2.89)%	11.70%	2.65%		(2.36)%	3.61%

Ratio and supplemental data:
Net assets end of year (000’s)	$374,831	$444,820	$457,900		$466,880	$444,972
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.83%		0.84%	0.83%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.82	%(B)	0.84%	0.83%
Net investment income (loss) to average net assets	1.78%	1.47%	1.61	%(B)	1.27%	1.18%
Portfolio turnover rate	135%	3%	143%		240%	158%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$18,731,226	$—	$—	$—	$18,731,226
Total Borrowings	$18,731,226	$—	$—	$—	$18,731,226

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.61%	May 1, 2019
Service Class	0.86	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 541,501,047	$ 641,731,140

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 417,760,195	$ 548,579	$ (19,991,473)	$ (19,442,894)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $1,879,477.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,642,165	$ —	$ —	$ 7,758,455	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,374,523	$ 28,019,086	$ —	$ —	$ —	$ (19,442,894)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation – Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation –  Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,056,690	$ 46,458

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

After a robust decade of global equity performance 2018 was a sharp reversal. December 31, 2018 ended with all major equity indexes substantially lower. The year began strong, with global equities up in January. However, February and March presented a radically different market environment, accompanied by a sharp and quick increase in volatility.    This increase in volatility was driven in part by U.S. inflation beating consensus estimates and leading to concern that the U.S. Federal Reserve (“Fed”) would accelerate their rate tightening schedule.

Equity market performance in the second quarter of 2018 was divided across geographic lines – developed markets performed well, while emerging markets struggled. Geopolitical events dominated headlines with the U.S. pulling out of the Iran nuclear accord, and political instability in Spain and Italy.

Global equity growth resumed in the third quarter of 2018, driven by U.S. equities. U.S. equity performance was driven by strong consumer spending, consumer sentiment, employment data and inflation. Emerging market equities continued to struggle and were roughly flat in the quarter. This was a step in the right direction following the second quarter’s loss. Global stock and bond performance reflected the market preference to remain “risk on”, in spite of the concern around the longevity of the U.S. market’s bull run. This sentiment was amplified in the performance of gold, which declined during the quarter.

Markets took a sharp turn in the fourth quarter of 2018, where global equities saw one of their worst quarterly performances since the global financial crisis ten years earlier. U.S. small caps took the brunt of the decline, while emerging markets had the strongest performance amongst the major equity regions. The CBOE Volatility Index (“VIX”) ended the year at the highest month-end level since August 2015, as volatility was elevated with the U.S. government entering a partial shutdown over the last nine days of calendar year 2018.

Throughout the year, trade war chatter disrupted markets and led to mini market sell-offs. This was kicked off with President Trump announcing on March 1st tariffs on steel and aluminum imports. This was accelerated in June, when the Trump administration imposed further tariffs on China in the form of a 25% tax on a range of imported goods. The escalation of the trade war continued into September of 2018, when the Trump administration announced a new round of tariffs on Chinese goods.

Treasury rates were highly volatile throughout the year, as the Fed provided mixed signals on their rate policy going forward. The U.S. 10-year Treasury dropped during December, as the Fed’s dot plot suggested two rate hikes in 2019, versus the expectations of three interest rate hikes in the prior quarter.

PERFORMANCE

For the year ended December 31, 2018, Transamerica QS Investors Active Asset Allocation – Moderate Growth VP, Initial Class returned -5.67%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Bloomberg Barclays US Aggregate Bond Index, and the Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Blended Benchmark, returned -5.24%, 0.01% and -5.32%, respectively.

STRATEGY REVIEW

The Transamerica QS Investors Active Asset Allocation – Moderate Growth VP was created to enable investor participation during risk-on markets while protecting investors from drawdowns in trending down-markets through investing in all passive exchange-traded funds (“ETFs”). The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio seeks to participate in market returns in trending up markets, to outperform in trending down markets; the Portfolio may lag in oscillating market conditions. The Portfolio has a target allocation of approximately 70% equities and 30% fixed income.

Relative to the blended benchmark, the Portfolio underperformed net of fees for the one year period ended December 31, 2018. The main detractor to performance was an underweight allocation to Fixed Income, which outperformed, while an overweight to Treasury Bills and exposure to minimum volatility equities contributed to performance.

Just two of the holdings had positive performance for the year; Vanguard Total International Bond ETF and the iShares Edge MSCI Min Vol USA ETF. Equities generally underperformed; the laggard among holdings was the Vanguard Total International Stock ETF.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

Through the Portfolio’s Two-Way Dynamic Rebalancing mechanism the Portfolio was allocated to its maximum equity weight in January, but was reduced as volatility increased in February. From February through mid-September, the equity weight averaged about 73%. At the end of the third quarter the equity weight was again increased to its maximum. Early in the fourth quarter, the equity weight began to be reduced and was at its minimum weight for most of the fourth quarter through year end as volatility continued throughout the period.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligation	33.6%
U.S. Fixed Income Funds	25.8
U.S. Equity Funds	22.4
Other Investment Company	13.2
International Equity Funds	9.4
Repurchase Agreement	5.1
International Fixed Income Fund	3.8
Net Other Assets (Liabilities)	(13.3)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(5.67)%	2.41%	4.11%	05/01/2011
Russell 3000® Index (A)	(5.24)%	7.91%	10.14%
Bloomberg Barclays US Aggregate Bond Index (B)	0.01%	2.52%	2.69%
Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Blended Benchmark (A) (B) (C) (D)	(5.32)%	5.07%	6.35%
Service Class	(5.95)%	2.17%	3.86%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 49% Russell 3000® Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 21% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$959.80	$2.82	$1,022.30	$2.91	0.57%
Service Class	1,000.00	957.90	4.05	1,021.10	4.18	0.82

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 61.4%
International Equity Funds - 9.4%
iShares Edge MSCI Min Vol EAFE ETF (A)	90,271	$ 6,017,465
Vanguard FTSE All-World ex-US ETF (A)	864,205	39,390,464
Vanguard Total International Stock ETF (A)	276,375	13,050,427

		58,458,356

International Fixed Income Fund - 3.8%
Vanguard Total International Bond ETF (A)	433,384	23,511,082

U.S. Equity Funds - 22.4%
iShares Core S&P 500 ETF	125,543	31,587,874
iShares Edge MSCI Min Vol USA ETF (A)	44,505	2,332,062
iShares Russell 1000 ETF (A)	686,743	95,244,387
Vanguard Small-Cap Growth ETF (A)	32,786	4,937,244
Vanguard Small-Cap Value ETF (A)	42,710	4,871,502

		138,973,069

U.S. Fixed Income Funds - 25.8%
iShares Core U.S. Aggregate Bond ETF	333,914	35,558,502
iShares TIPS Bond ETF	71,560	7,836,536
SPDR Bloomberg Barclays Convertible Securities ETF (A)	217,953	10,198,021
Vanguard Total Bond Market ETF	1,349,231	106,872,587

		160,465,646

Total Exchange-Traded Funds (Cost $409,798,938)		381,408,153

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 33.6%
U.S. Treasury Bill 2.48% (B), 06/27/2019	$ 210,980,000	208,464,532

Total Short-Term U.S. Government Obligation (Cost $208,469,689)		208,464,532

	Shares	Value
OTHER INVESTMENT COMPANY - 13.2%
Securities Lending Collateral - 13.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (B)	81,938,370	$ 81,938,370

Total Other Investment Company (Cost $81,938,370)		81,938,370

	Principal	Value
REPURCHASE AGREEMENT - 5.1%
Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $31,973,256 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.88%, due 05/31/2025, and with a value of $32,614,586.	$ 31,970,681	31,970,681

Total Repurchase Agreement (Cost $31,970,681)		31,970,681

Total Investments (Cost $732,177,678)		703,781,736
Net Other Assets (Liabilities) - (13.3)%		(82,468,941)

Net Assets - 100.0%		$ 621,312,795

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$381,408,153	$—	$—	$381,408,153
Short-Term U.S. Government Obligations	—	208,464,532	—	208,464,532
Other Investment Company	81,938,370	—	—	81,938,370
Repurchase Agreement	—	31,970,681	—	31,970,681

Total Investments	$463,346,523	$240,435,213	$—	$703,781,736

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $80,281,915. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Unaffiliated investments, at value (cost $700,206,997) (including securities loaned of $80,281,915)	$671,811,055
Repurchase agreement, at value (cost $31,970,681)	31,970,681
Receivables and other assets:
Net income from securities lending	32,948
Dividends and/or distributions	41,917
Interest	1,288

Total assets	703,857,889

Liabilities:
Cash collateral received upon return of:
Securities on loan	81,938,370
Payables and other liabilities:
Shares of beneficial interest redeemed	103,175
Investment management fees	293,630
Distribution and service fees	127,612
Transfer agent costs	2,614
Trustees, CCO and deferred compensation fees	1,937
Audit and tax fees	20,723
Custody fees	10,218
Legal fees	4,652
Printing and shareholder reports fees	36,881
Other accrued expenses	5,282

Total liabilities	82,545,094

Net assets	$621,312,795

Net assets consist of:
Capital stock ($0.01 par value)	$552,852
Additional paid-in capital	608,704,055
Total distributable earnings (accumulated losses)	12,055,888

Net assets	$621,312,795

Net assets by class:
Initial Class	$27,578,644
Service Class	593,734,151

Shares outstanding:
Initial Class	2,435,750
Service Class	52,849,429

Net asset value and offering price per share:
Initial Class	$11.32
Service Class	11.23

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from unaffiliated investments	$14,474,140
Interest income from unaffiliated investments	1,191,480
Net income from securities lending	333,040

Total investment income	15,998,660

Expenses:
Investment management fees	3,856,101
Distribution and service fees:
Service Class	1,681,985
Transfer agent costs	10,639
Trustees, CCO and deferred compensation fees	22,919
Audit and tax fees	27,934
Custody fees	23,471
Legal fees	37,253
Printing and shareholder reports fees	35,709
Other	18,506

Total expenses	5,714,517

Net investment income (loss)	10,284,143

Net realized gain (loss) on:
Unaffiliated investments	96,814,258

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(147,285,757)

Net realized and change in unrealized gain (loss)	(50,471,499)

Net increase (decrease) in net assets resulting from operations	$(40,187,356)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$10,284,143	$9,291,255
Net realized gain (loss)	96,814,258	3,173,105
Net change in unrealized appreciation (depreciation)	(147,285,757)	117,622,750

Net increase (decrease) in net assets resulting from operations	(40,187,356)	130,087,110

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(469,859)	—
Service Class	(8,821,743)	—
Net investment income:
Initial Class	—	(458,014)
Service Class	—	(8,629,307)

Total dividends and/or distributions from net investment income	(9,291,602)	(9,087,321)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,138,016	1,506,537
Service Class	10,634,970	12,942,714

	11,772,986	14,449,251

Dividends and/or distributions reinvested:
Initial Class	469,859	458,014
Service Class	8,821,743	8,629,307

	9,291,602	9,087,321

Cost of shares redeemed:
Initial Class	(3,514,840)	(3,674,902)
Service Class	(91,458,868)	(73,166,543)

	(94,973,708)	(76,841,445)

Net increase (decrease) in net assets resulting from capital share transactions	(73,909,120)	(53,304,873)

Net increase (decrease) in net assets	(123,388,078)	67,694,916

Net assets:
Beginning of year	744,700,873	677,005,957

End of year	$621,312,795	$744,700,873

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$9,240,935

Capital share transactions - shares:
Shares issued:
Initial Class	95,715	134,260
Service Class	867,208	1,144,741

	962,923	1,279,001

Shares reinvested:
Initial Class	39,025	41,114
Service Class	737,604	779,522

	776,629	820,636

Shares redeemed:
Initial Class	(294,316)	(328,587)
Service Class	(7,694,408)	(6,646,960)

	(7,988,724)	(6,975,547)

Net increase (decrease) in shares outstanding:
Initial Class	(159,576)	(153,213)
Service Class	(6,089,596)	(4,722,697)

	(6,249,172)	(4,875,910)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.19	$10.27	$10.17		$11.70	$11.90

Investment operations:
Net investment income (loss) (A)	0.21	0.18	0.15	(B)	0.14	0.17
Net realized and unrealized gain (loss)	(0.89)	1.91	0.09		(0.87)	0.24

Total investment operations	(0.68)	2.09	0.24		(0.73)	0.41

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.17)	(0.14)		(0.14)	(0.10)
Net realized gains	—	—	—		(0.66)	(0.51)

Total dividends and/or distributions to shareholders	(0.19)	(0.17)	(0.14)		(0.80)	(0.61)

Net asset value, end of year	$11.32	$12.19	$10.27		$10.17	$11.70

Total return	(5.67)%	20.55%	2.32%		(6.38)%	3.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,579	$31,642	$28,226		$30,709	$34,540
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%	0.57%		0.58%	0.57%
Including waiver and/or reimbursement and recapture	0.57%	0.57%	0.56	%(B)	0.58%	0.57%
Net investment income (loss) to average net assets	1.72%	1.57%	1.51	%(B)	1.22%	1.39%
Portfolio turnover rate	323%	23%	212%		454%	344%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.10	$10.19	$10.10		$11.62	$11.83

Investment operations:
Net investment income (loss) (A)	0.17	0.15	0.13	(B)	0.11	0.14
Net realized and unrealized gain (loss)	(0.88)	1.91	0.07		(0.86)	0.25

Total investment operations	(0.71)	2.06	0.20		(0.75)	0.39

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.15)	(0.11)		(0.11)	(0.09)
Net realized gains	—	—	—		(0.66)	(0.51)

Total dividends and/or distributions to shareholders	(0.16)	(0.15)	(0.11)		(0.77)	(0.60)

Net asset value, end of year	$11.23	$12.10	$10.19		$10.10	$11.62

Total return	(5.95)%	20.30%	1.97%		(6.53)%	3.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$593,734	$713,059	$648,780		$710,709	$713,097
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%	0.82%		0.83%	0.82%
Including waiver and/or reimbursement and recapture	0.82%	0.82%	0.81	%(B)	0.83%	0.82%
Net investment income (loss) to average net assets	1.45%	1.31%	1.26	%(B)	1.00%	1.21%
Portfolio turnover rate	323%	23%	212%		454%	344%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation—Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$81,938,370	$—	$—	$—	$81,938,370
Total Borrowings	$81,938,370	$—	$—	$—	$81,938,370

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.67%	May 1, 2019
Service Class	0.92	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,998,777,277	$ 2,304,413,652

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 742,392,488	$ 2,182,863	$ (40,793,615)	$ (38,610,752)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $51,506,047.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 9,291,602	$ —	$ —	$ 9,087,321	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 10,233,476	$ 40,433,164	$ —	$ —	$ —	$ (38,610,752)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation –Moderate Growth VP (the “Portfolio” (one of the portfolios constituting Transamerica Series Trust) (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 3,467,058	$ 231,159

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

After a robust decade of global equity performance 2018 was a sharp reversal. December 31, 2018 ended with all major equity indexes substantially lower. The year began strong, with global equities up in January. However, February and March presented a radically different market environment, accompanied by a sharp and quick increase in volatility. The increase in volatility was driven in part by U.S. inflation beating consensus estimates and leading to concern that the U.S. Federal Reserve (“Fed”) would accelerate their rate tightening schedule.

Equity market performance in the second quarter of 2018 was divided across geographic lines – developed markets performed well, while emerging markets struggled. Geopolitical events dominated headlines with the U.S. pulling out of the Iran nuclear accord, and political instability in Spain and Italy.

Global equity growth resumed in the third quarter of 2018, driven by U.S. equities. U.S. equity performance was driven by strong consumer spending, consumer sentiment, employment data and inflation. Emerging market equities continued to struggle and were roughly flat in the quarter. This was a step in the right direction following the second quarter’s loss. Global stock and bond performance reflected the market preference to remain “risk on”, in spite of the concern around the longevity of the U.S. market’s bull run. This sentiment was amplified in the performance of gold, which declined during the quarter.

Markets took a sharp turn in the fourth quarter of 2018, where global equities saw one of their worst quarterly performances since the global financial crisis ten years earlier. U.S. small caps took the brunt of the decline, while emerging markets had the strongest performance amongst the major equity regions. The CBOE Volatility Index (“VIX”) ended the year at the highest month-end level since August 2015, as volatility was elevated with the U.S. government entering a partial shutdown over the last nine days of calendar year 2018.

Throughout the year, trade war chatter disrupted markets and led to mini market sell-offs. This was kicked off with President Trump announcing on March 1st tariffs on steel and aluminum imports. This was accelerated in June, when the Trump administration imposed further tariffs on China in the form of a 25% tax on a range of imported goods. The escalation of the trade war continued into September of 2018, when the Trump administration announced a new round of tariffs on Chinese goods.

Treasury rates were highly volatile throughout the year, as the Fed provided mixed signals on their rate policy going forward. The U.S. 10-year Treasury dropped during December, as the Fed’s dot plot suggested two rate hikes in 2019, versus the expectations of three interest rate hikes in the prior quarter.

PERFORMANCE

For the year ended December 31, 2018, Transamerica QS Investors Active Asset Allocation – Moderate VP, Initial Class returned -3.98%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, and the Transamerica QS Investors Active Asset Allocation – Moderate VP Blended Benchmark, returned 0.01%, -5.24% and -3.72%, respectively.

STRATEGY REVIEW

The Transamerica QS Investors Active Asset Allocation – Moderate VP was created to enable investor participation during risking markets while protecting investors from drawdowns in trending down markets through investing in all passive ETFs. The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategy target during up markets. The Portfolio’s performance may lag in sideways, or oscillating, market conditions. The Portfolio has a target allocation of approximately 50% equities and 50% fixed income.

Relative to the blended benchmark, the Portfolio underperformed net of fees for the one year period ended December 31, 2018. Asset allocation within Fixed Income was the largest detractor from the return as the portfolio was underweight during the year, while exposure to minimum volatility equities contributed to performance.

Underlying performance of holdings was mostly negative. The best performing ETF holdings were the Vanguard Total International Bond ETF, the iShares Edge Minimum Volatility USA ETF, and the iShares Barclays Aggregate Bond ETF. All other holdings declined. The laggard was the Vanguard Total International Stock ETF.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

STRATEGY REVIEW (continued)

Through the Portfolio’s Two-Way Dynamic Rebalancing mechanism, the Portfolio was allocated to its maximum equity weight early in the year but was moved somewhat lower starting in February, in a rising volatility environment, and remained below the maximum, trending upward to maximum weight late in the third quarter. Over the month of October the equity weight was gradually reduced. From the last week in October to year end the Portfolio was allocated to its minimum equity weight as volatility and a downward trend continued throughout the fourth quarter.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.1%
Short-Term U.S. Government Obligation	18.7
U.S. Equity Funds	18.6
Other Investment Company	12.5
International Equity Funds	8.0
Repurchase Agreement	5.2
International Fixed Income Fund	4.5
Net Other Assets (Liabilities)	(12.6)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(3.98)%	2.55%	3.82%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	0.01%	2.52%	2.69%
Russell 3000® Index (B)	(5.24)%	7.91%	10.14%
Transamerica QS Investors Active Asset Allocation - Moderate VP Blended Benchmark (A) (B) (C) (D)	(3.72)%	4.40%	5.38%
Service Class	(4.17)%	2.32%	3.57%	05/01/2011

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica QS Investors Active Asset Allocation – Moderate VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 35% Russell 3000® Index, and 15% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$973.80	$2.79	$1,022.40	$2.85	0.56%
Service Class	1,000.00	973.60	4.03	1,021.10	4.13	0.81

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 76.2%
International Equity Funds - 8.0%
iShares Edge MSCI Min Vol EAFE ETF (A)	357,328	$ 23,819,484
Vanguard FTSE All-World ex-US ETF (A)	1,489,131	67,874,591
Vanguard Total International Stock ETF (A)	464,813	21,948,470

		113,642,545

International Fixed Income Fund - 4.5%
Vanguard Total International Bond ETF	1,177,836	63,897,603

U.S. Equity Funds - 18.6%
iShares Core S&P 500 ETF	229,855	57,833,816
iShares Edge MSCI Min Vol USA ETF (A)	250,794	13,141,606
iShares Russell 1000 ETF (A)	1,253,145	173,798,680
Vanguard Small-Cap Growth ETF (A)	68,997	10,390,258
Vanguard Small-Cap Value ETF (A)	90,344	10,304,637

		265,468,997

U.S. Fixed Income Funds - 45.1%
iShares Core U.S. Aggregate Bond ETF	1,374,683	146,389,993
iShares TIPS Bond ETF	168,689	18,473,133
SPDR Bloomberg Barclays Convertible Securities ETF (A)	770,518	36,052,537
Vanguard Total Bond Market ETF	5,558,472	440,286,567

		641,202,230

Total Exchange-Traded Funds (Cost $1,138,166,387)		1,084,211,375

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 18.7%
U.S. Treasury Bill 2.49% (B), 06/27/2019	$ 270,420,000	267,195,842

Total Short-Term U.S. Government Obligation (Cost $267,198,464)		267,195,842

	Shares	Value
OTHER INVESTMENT COMPANY - 12.5%
Securities Lending Collateral - 12.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (B)	178,012,912	$ 178,012,912

Total Other Investment Company (Cost $178,012,912)		178,012,912

	Principal	Value
REPURCHASE AGREEMENT - 5.2%
Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $73,406,794 on 01/02/2019. Collateralized by U.S. Government Obligations, 2.75% - 2.88%, due 05/31/2025 - 06/30/2025, and with a total value of $74,868,992.	$ 73,400,881	73,400,881

Total Repurchase Agreement (Cost $73,400,881)		73,400,881

Total Investments (Cost $1,656,778,644)		1,602,821,010
Net Other Assets (Liabilities) - (12.6)%		(179,691,850)

Net Assets - 100.0%		$ 1,423,129,160

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,084,211,375	$—	$—	$1,084,211,375
Short-Term U.S. Government Obligation	—	267,195,842	—	267,195,842
Other Investment Company	178,012,912	—	—	178,012,912
Repurchase Agreement	—	73,400,881	—	73,400,881

Total Investments	$1,262,224,287	$340,596,723	$—	$1,602,821,010

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $174,434,135. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Unaffiliated investments, at value (cost $1,583,377,763) (including securities loaned of $174,434,135)	$1,529,420,129
Repurchase agreement, at value (cost $73,400,881)	73,400,881
Receivables and other assets:
Net income from securities lending	60,850
Shares of beneficial interest sold	3,120
Dividends and/or distributions	82,287
Interest	2,956

Total assets	1,602,970,223

Liabilities:
Cash collateral received upon return of:
Securities on loan	178,012,912
Payables and other liabilities:
Shares of beneficial interest redeemed	747,351
Investment management fees	654,720
Distribution and service fees	303,628
Transfer agent costs	5,845
Trustees, CCO and deferred compensation fees	4,391
Audit and tax fees	30,660
Custody fees	14,931
Legal fees	10,041
Printing and shareholder reports fees	44,872
Other accrued expenses	11,712

Total liabilities	179,841,063

Net assets	$1,423,129,160

Net assets consist of:
Capital stock ($0.01 par value)	$1,247,736
Additional paid-in capital	1,383,868,655
Total distributable earnings (accumulated losses)	38,012,769

Net assets	$1,423,129,160

Net assets by class:
Initial Class	$2,454,537
Service Class	1,420,674,623

Shares outstanding:
Initial Class	213,349
Service Class	124,560,202

Net asset value and offering price per share:
Initial Class	$11.50
Service Class	11.41

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income from unaffiliated investments	$36,353,431
Interest income from unaffiliated investments	1,488,960
Net income from securities lending	603,172

Total investment income	38,445,563

Expenses:
Investment management fees	8,288,487
Distribution and service fees:
Service Class	3,856,169
Transfer agent costs	23,280
Trustees, CCO and deferred compensation fees	50,512
Audit and tax fees	42,250
Custody fees	35,121
Legal fees	80,949
Printing and shareholder reports fees	42,773
Other	39,959

Total expenses	12,459,500

Net investment income (loss)	25,986,063

Net realized gain (loss) on:
Unaffiliated investments	150,862,797

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(240,802,745)

Net realized and change in unrealized gain (loss)	(89,939,948)

Net increase (decrease) in net assets resulting from operations	$(63,953,885)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$25,986,063	$22,279,000
Net realized gain (loss)	150,862,797	9,275,849
Net change in unrealized appreciation (depreciation)	(240,802,745)	193,265,040

Net increase (decrease) in net assets resulting from operations	(63,953,885)	224,819,889

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(44,708)	—
Service Class	(22,229,667)	—
Net investment income:
Initial Class	—	(43,989)
Service Class	—	(24,131,081)

Total dividends and/or distributions from net investment income	(22,274,375)	(24,175,070)

Capital share transactions:
Proceeds from shares sold:
Initial Class	378,838	210,343
Service Class	16,742,036	23,100,526

	17,120,874	23,310,869

Dividends and/or distributions reinvested:
Initial Class	44,708	43,989
Service Class	22,229,667	24,131,081

	22,274,375	24,175,070

Cost of shares redeemed:
Initial Class	(408,660)	(658,796)
Service Class	(145,944,627)	(175,040,974)

	(146,353,287)	(175,699,770)

Net increase (decrease) in net assets resulting from capital share transactions	(106,958,038)	(128,213,831)

Net increase (decrease) in net assets	(193,186,298)	72,430,988

Net assets:
Beginning of year	1,616,315,458	1,543,884,470

End of year	$1,423,129,160	$1,616,315,458

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$22,221,447

Capital share transactions - shares:
Shares issued:
Initial Class	31,710	18,257
Service Class	1,404,429	2,014,057

	1,436,139	2,032,314

Shares reinvested:
Initial Class	3,719	3,859
Service Class	1,864,905	2,131,721

	1,868,624	2,135,580

Shares redeemed:
Initial Class	(33,979)	(57,706)
Service Class	(12,285,541)	(15,552,381)

	(12,319,520)	(15,610,087)

Net increase (decrease) in shares outstanding:
Initial Class	1,450	(35,590)
Service Class	(9,016,207)	(11,406,603)

	(9,014,757)	(11,442,193)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.18	$10.72	$10.62		$11.68	$11.59

Investment operations:
Net investment income (loss) (A)	0.23	0.19	0.19	(B)	0.16	0.17
Net realized and unrealized gain (loss)	(0.71)	1.48	0.07		(0.63)	0.28

Total investment operations	(0.48)	1.67	0.26		(0.47)	0.45

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.21)	(0.16)		(0.13)	(0.09)
Net realized gains	—	—	—		(0.46)	(0.27)

Total dividends and/or distributions to shareholders	(0.20)	(0.21)	(0.16)		(0.59)	(0.36)

Net asset value, end of year	$11.50	$12.18	$10.72		$10.62	$11.68

Total return	(3.98)%	15.71%	2.43%		(4.05)%	3.88%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,454	$2,582	$2,653		$2,788	$3,150
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.56%	0.56%	0.55%		0.57%	0.57%
Including waiver and/or reimbursement and recapture	0.56%	0.56%	0.55	%(B)	0.57%	0.57%
Net investment income (loss) to average net assets	1.95%	1.65%	1.75	%(B)	1.38%	1.41%
Portfolio turnover rate	214%	18%	165%		330%	210%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.08	$10.63	$10.53		$11.59	$11.52

Investment operations:
Net investment income (loss) (A)	0.20	0.16	0.16	(B)	0.13	0.15
Net realized and unrealized gain (loss)	(0.70)	1.47	0.07		(0.62)	0.26

Total investment operations	(0.50)	1.63	0.23		(0.49)	0.41

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.18)	(0.13)		(0.11)	(0.07)
Net realized gains	—	—	—		(0.46)	(0.27)

Total dividends and/or distributions to shareholders	(0.17)	(0.18)	(0.13)		(0.57)	(0.34)

Net asset value, end of year	$11.41	$12.08	$10.63		$10.53	$11.59

Total return	(4.17)%	15.44%	2.18%		(4.28)%	3.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,420,675	$1,613,733	$1,541,231		$1,637,702	$1,690,334
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.80%		0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.80	%(B)	0.82%	0.82%
Net investment income (loss) to average net assets	1.68%	1.42%	1.50	%(B)	1.15%	1.26%
Portfolio turnover rate	214%	18%	165%		330%	210%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$178,012,912	$—	$—	$—	$178,012,912
Total Borrowings	$178,012,912	$—	$—	$—	$178,012,912

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.68%	May 1, 2019
Service Class	0.93	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 3,077,442,348	$ 3,511,272,044

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,688,921,288	$ 4,347,429	$ (90,447,707)	$ (86,100,278)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $56,048,880.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 22,274,375	$ —	$ —	$ 24,175,070	$ —	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 25,933,135	$ 98,179,912	$ —	$ —	$ —	$ (86,100,278)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation – Moderate VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica QS Investors Active Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2018, the Portfolio designated $30,390,262 of qualified dividend income.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,657,275	$ 220,114

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

Volatility intensified in the latter stages of 2018. A steep market pullback evaporated what had been strong gains through late summer. Small-cap stocks were in favor in the first half of the year in light of their largely domestic exposure, a positive characteristic following the U.S. corporate tax cut at the end of 2017 and, thereafter, amid worries about the effects of heightened protectionism on global trade. The perception that small-cap stocks provided safe haven from the broadened tariff activity dissipated along with the unfavorable market sentiment in the second half of 2018. This dynamic worsened as investors weighed potential impacts of rising interest rates and various geopolitical events still unfolding both domestically and abroad.

The market headwinds largely reflected future risks more so than actual experience. The economy remained in good shape throughout 2018, even after beginning to slow in the waning months of the year. The fiscal stimulus had the desired effect, and most companies reported strong earnings growth for the year as a whole, even before factoring in the lower corporate tax rates. The sell-off largely reflected increased pessimism for 2019 and beyond, as investors pondered when the expansionary period would end.

Thompson, Siegel & Walmsley LLC

The U.S. stock market ebbed and flowed throughout the year, posting strong returns through most of January, while ending the year decisively down. Virtually all asset classes were in the red. International markets underperformed domestic, and growth continued to outpace value in the U.S. Investors favored large over small once again, with more yield sensitive and defensive sectors outperforming the generally more pro-cyclical areas of the market.

Within the Russell Midcap® Value Index, utilities was the only positive performing sector, while energy posted the largest decline, as oil prices plummeted. Investors’ concerns continued to center around implications from the global trade war, a potentially more restrictive monetary policy, and uncertainty on whether we have reached peak earnings growth. As such, volatility spiked off a low base coming into 2018 and finished modestly above the long-term average. The sell-off, while painful for market participants, helped reduce stretched market valuations.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Small/Mid Cap Value VP, Initial Class returned -11.46%. By comparison, its benchmark, the Russell 2500™ Value Index, returned -12.36%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

In the small-cap sleeve, Systematic generally invests in common stocks of companies with small capitalizations that are attractively valued. Our security selection process favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve of Transamerica Small/Mid Cap Value VP underperformed the Russell 2000TM Value TR (“Index”) during the 12-month period ended December 31, 2018.

Risk aversion drove declines in every economic sector of the Russell 2000® Value Index but utilities. The commodity-driven energy and materials sectors were especially hard hit, along with consumer staples. One bright spot was health care, which saw robust strength in the face of the sector’s broader weakness.

Our stock selection was moderately unfavorable for the fiscal year. While our selection in health care and consumer discretionary added to relative performance, the collective contributions from the cyclical sectors of information technology, industrials, materials and financials represented headwinds. Sector allocation was essentially neutral for the year, as a beneficial underweight to energy was largely offset by an underweight to the top-performing utilities sector.

From a factor attribution standpoint, our focus on balance-sheet quality and recurring cash flows was rewarded amid the volatility. For one thing, the avoidance of companies with poor interest coverage minimized the sleeve’s exposure to some of the worst areas of the small-cap universe. For another, the sleeve’s high exposure to companies with healthy debt-to-equity ratios added material value compared to the Index, as companies with strong leverage ratios outperformed the benchmark while those with poor leverage ratios underperformed. The increase in both short- and long-term interest rates during the year played no small role in these dynamics.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

(unaudited)

STRATEGY REVIEW (continued)

Thompson, Siegel & Walmsley LLC

In managing the midcap sleeve, Thompson, Siegel & Walmsley LLC seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The midcap sleeve outperformed its benchmark, the Russell MidCap® Value Index.

Financial services, materials, and consumer staples were the main contributors to the sleeve’s relative return.

In financials, we benefited from positive stock selection across the sector, led by a variety of insurance companies, a Washington D.C.-based office real estate investment trust, and our underweight to banks. At the stock level, insurer Progressive Corporation (not held at period end) was our top performer. Shares moved higher as pricing improved in personal lines, and top-line growth and underwriting margins surprised to the upside. We subsequently sold our position due to valuation.

In materials, the relative outperformance was driven by our underweight allocation, avoidance of companies in the underperforming metals/mining and building product industries, and favorable stock selection. Our position in Ball Corporation (not held at period end) had the largest positive impact. The beverage can manufacturer’s stock moved higher on continued strong execution in their core business, diversification into higher margin segments, and an expectation to return capital to shareholders following synergies from its Rexam acquisition. We sold the position into strength.

Lastly, in consumer staples, stock selection was the main driver for excess returns, led by Casey’s General Stores, Inc. The convenience store and gasoline station operator benefited from a favorable gas margin environment, along with positive execution toward their value creation plan. The latter includes expanding the firm’s store pipeline, introducing a fuel loyalty program, and rolling out an e-commerce platform.

Health care detracted from relative performance. Our holding in Dentsply Sirona, Inc. and lack of exposure in industries such as medical equipment detracted from relative performance. Denstply, an American dental consumables and equipment manufacturer, has been challenged due to weakness in the dental industry and merger synergies from a prior acquisition not meeting investor expectations. We believe these are not long-term headwinds, and new management will take meaningful costs out of the business.

Kenneth Burgess, CFA

Portfolio Managers

Systematic Financial Management, L.P.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.8%
Other Investment Company	2.2
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	0.5
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(11.46)%	4.92%	13.88%	05/04/1993
Russell 2500™ Value Index (A)	(12.36)%	4.16%	11.62%
Service Class	(11.64)%	4.66%	13.60%	05/03/2004

(A) The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$866.50	$3.90	$1,021.00	$4.23	0.83%
Service Class	1,000.00	865.50	5.08	1,019.80	5.50	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 96.8%
Aerospace & Defense - 1.1%
Aerojet Rocketdyne Holdings, Inc. (A)	48,100	$ 1,694,563
Cubic Corp.	25,250	1,356,935
Curtiss-Wright Corp.	11,000	1,123,320
Elbit Systems, Ltd. (B)	10,400	1,185,808

		5,360,626

Airlines - 0.9%
Alaska Air Group, Inc.	66,900	4,070,865

Auto Components - 0.7%
Dana, Inc.	54,800	746,924
Gentex Corp.	16,500	333,465
Stoneridge, Inc. (A)	47,900	1,180,735
Visteon Corp. (A)	18,550	1,118,194

		3,379,318

Banks - 6.4%
Bank of Princeton	26,300	733,770
Berkshire Hills Bancorp, Inc.	72,112	1,944,861
CIT Group, Inc.	167,200	6,398,744
Evans Bancorp, Inc.	3,000	97,530
First Citizens BancShares, Inc., Class A	11,307	4,263,304
First Community Bankshares, Inc.	67,654	2,129,748
First Republic Bank	5,550	482,295
Hanmi Financial Corp.	56,400	1,111,080
Hilltop Holdings, Inc.	10,800	192,564
Hope Bancorp, Inc.	80,472	954,398
Lakeland Bancorp, Inc.	138,000	2,043,780
Sandy Spring Bancorp, Inc.	69,500	2,178,130
Sterling Bancorp	101,500	1,675,765
Umpqua Holdings Corp.	100,000	1,590,000
Union Bankshares Corp.	33,000	931,590
United Community Banks, Inc.	61,000	1,309,060
Washington Trust Bancorp, Inc.	23,903	1,136,109
Webster Financial Corp.	16,000	788,640

		29,961,368

Beverages - 1.2%
Molson Coors Brewing Co., Class B	101,700	5,711,472

Biotechnology - 0.6%
United Therapeutics Corp. (A)	26,900	2,929,410

Building Products - 1.3%
American Woodmark Corp. (A)	10,950	609,696
Continental Building Products, Inc. (A)	108,000	2,748,600
Gibraltar Industries, Inc. (A)	10,900	387,931
Insteel Industries, Inc.	15,200	369,056
JELD-WEN Holding, Inc. (A) (B)	48,000	682,080
Masonite International Corp. (A)	11,000	493,130
PGT Innovations, Inc. (A)	45,300	718,005

		6,008,498

Capital Markets - 1.6%
E*TRADE Financial Corp.	70,400	3,089,152
Legg Mason, Inc.	46,500	1,186,215
Piper Jaffray Cos.	25,000	1,646,000
Stifel Financial Corp.	30,500	1,263,310
Waddell & Reed Financial, Inc., Class A	17,500	316,400

		7,501,077

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.6%
Chase Corp.	5,100	$ 510,255
Methanex Corp.	21,500	1,035,655
PPG Industries, Inc.	46,300	4,733,249
Trinseo SA	26,000	1,190,280

		7,469,439

Commercial Services & Supplies - 1.3%
HNI Corp.	6,900	244,467
Knoll, Inc.	47,700	786,096
Stericycle, Inc. (A)	96,700	3,547,923
Tetra Tech, Inc.	28,500	1,475,445

		6,053,931

Communications Equipment - 0.7%
KVH Industries, Inc. (A)	204,282	2,102,062
NETGEAR, Inc. (A)	27,500	1,430,825

		3,532,887

Construction & Engineering - 1.4%
Comfort Systems USA, Inc.	40,300	1,760,304
EMCOR Group, Inc.	33,200	1,981,708
Granite Construction, Inc.	33,000	1,329,240
KBR, Inc.	98,800	1,499,784

		6,571,036

Construction Materials - 0.2%
US Concrete, Inc. (A) (B)	32,500	1,146,600

Consumer Finance - 0.6%
Ally Financial, Inc.	128,400	2,909,544

Distributors - 1.1%
LKQ Corp. (A)	222,700	5,284,671

Diversified Consumer Services - 0.2%
American Public Education, Inc. (A)	10,400	295,984
K12, Inc. (A)	16,800	416,472

		712,456

Diversified Financial Services - 1.2%
Jefferies Financial Group, Inc.	320,300	5,560,408

Diversified Telecommunication Services - 0.8%
Zayo Group Holdings, Inc. (A)	173,900	3,971,876

Electric Utilities - 4.3%
Alliant Energy Corp.	102,200	4,317,950
FirstEnergy Corp.	148,600	5,579,930
PG&E Corp. (A)	145,000	3,443,750
PPL Corp.	241,100	6,830,363

		20,171,993

Electrical Equipment - 0.5%
LSI Industries, Inc.	114,000	361,380
Regal Beloit Corp.	27,450	1,922,872

		2,284,252

Electronic Equipment, Instruments & Components - 1.8%
Coherent, Inc. (A)	5,000	528,550
Control4 Corp. (A)	97,500	1,716,000
Daktronics, Inc.	20,000	148,000
Methode Electronics, Inc.	54,800	1,276,292
Orbotech, Ltd. (A)	55,663	3,147,186
Vishay Intertechnology, Inc.	82,000	1,476,820

		8,292,848

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 0.2%
Helmerich & Payne, Inc.	20,700	$ 992,358

Entertainment - 1.1%
Lions Gate Entertainment Corp., Class B	66,579	990,696
Viacom, Inc., Class B	167,000	4,291,900

		5,282,596

Equity Real Estate Investment Trusts - 8.2%
Apple Hospitality REIT, Inc.	94,100	1,341,866
Brandywine Realty Trust	98,000	1,261,260
Chatham Lodging Trust	17,600	311,168
Colony Capital, Inc.	897,800	4,201,704
Community Healthcare Trust, Inc.	79,000	2,277,570
DiamondRock Hospitality Co.	197,500	1,793,300
Gaming and Leisure Properties, Inc.	88,400	2,856,204
Iron Mountain, Inc.	129,800	4,206,818
JBG SMITH Properties	141,800	4,936,058
Lexington Realty Trust	210,500	1,728,205
Outfront Media, Inc.	44,500	806,340
Physicians Realty Trust	111,000	1,779,330
Piedmont Office Realty Trust, Inc., Class A	39,000	664,560
Sabra Health Care REIT, Inc.	67,000	1,104,160
Summit Hotel Properties, Inc.	175,500	1,707,615
Uniti Group, Inc. (A) (B)	133,004	2,070,872
VEREIT, Inc.	771,200	5,514,080

		38,561,110

Food & Staples Retailing - 2.1%
Casey’s General Stores, Inc.	34,270	4,391,358
US Foods Holding Corp. (A)	168,200	5,321,848

		9,713,206

Food Products - 3.4%
General Mills, Inc.	122,900	4,785,726
J.M. Smucker, Co.	39,600	3,702,204
Kellogg Co.	62,000	3,534,620
Post Holdings, Inc. (A)	42,100	3,752,373

		15,774,923

Health Care Equipment & Supplies - 2.5%
DENTSPLY SIRONA, Inc.	114,900	4,275,429
Meridian Bioscience, Inc.	112,200	1,947,792
OraSure Technologies, Inc. (A)	106,900	1,248,592
Zimmer Biomet Holdings, Inc.	42,100	4,366,612

		11,838,425

Health Care Providers & Services - 4.0%
AmerisourceBergen Corp.	68,700	5,111,280
AMN Healthcare Services, Inc. (A)	25,700	1,456,162
Cardinal Health, Inc.	83,292	3,714,823
Cross Country Healthcare, Inc. (A)	99,800	731,534
Encompass Health Corp.	32,500	2,005,250
Laboratory Corp. of America Holdings (A)	46,300	5,850,468

		18,869,517

Health Care Technology - 0.2%
Omnicell, Inc. (A)	15,300	936,972

Hotels, Restaurants & Leisure - 1.7%
Bloomin’ Brands, Inc.	33,000	590,370
Caesars Entertainment Corp. (A) (B)	534,900	3,631,971
Churchill Downs, Inc.	6,600	1,610,004
Stars Group, Inc. (A) (B)	132,100	2,182,292

		8,014,637

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 1.2%
Helen of Troy, Ltd. (A)	12,750	$ 1,672,545
La-Z-Boy, Inc.	43,200	1,197,072
Mohawk Industries, Inc. (A)	25,000	2,924,000

		5,793,617

Household Products - 0.2%
Spectrum Brands Holdings, Inc.	24,500	1,035,125

Insurance - 8.8%
Alleghany Corp.	9,300	5,796,876
Allstate Corp.	48,100	3,974,503
Arch Capital Group, Ltd. (A)	202,800	5,418,816
Aspen Insurance Holdings, Ltd.	8,500	356,915
Fidelity National Financial, Inc.	152,000	4,778,880
Loews Corp.	122,800	5,589,856
Markel Corp. (A)	4,000	4,152,200
Selective Insurance Group, Inc.	48,083	2,930,178
United Fire Group, Inc.	49,889	2,766,345
Willis Towers Watson PLC	36,600	5,558,076

		41,322,645

Interactive Media & Services - 0.3%
IAC/InterActiveCorp (A)	8,300	1,519,232

Internet & Direct Marketing Retail - 1.0%
Liberty Expedia Holdings, Inc., Class A (A)	112,500	4,399,875
Nutrisystem, Inc.	8,100	355,428

		4,755,303

IT Services - 2.8%
First Data Corp., Class A (A)	137,300	2,321,743
Leidos Holdings, Inc.	134,900	7,111,928
MAXIMUS, Inc.	55,200	3,592,968

		13,026,639

Machinery - 2.6%
Altra Industrial Motion Corp.	37,500	943,125
Columbus McKinnon Corp.	44,963	1,355,185
Douglas Dynamics, Inc.	39,000	1,399,710
Gencor Industries, Inc. (A)	86,000	943,420
Mueller Industries, Inc.	47,400	1,107,264
Oshkosh Corp.	17,000	1,042,270
Trinity Industries, Inc.	182,400	3,755,616
Watts Water Technologies, Inc., Class A	22,800	1,471,284

		12,017,874

Media - 4.6%
Discovery, Inc., Class C (A)	188,644	4,353,904
DISH Network Corp., Class A (A)	204,100	5,096,377
GCI Liberty, Inc., Class A (A)	70,300	2,893,548
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	62,944	2,327,669
MSG Networks, Inc., Class A (A)	118,700	2,796,572
News Corp., Class A	378,200	4,292,570

		21,760,640

Metals & Mining - 0.7%
Commercial Metals Co.	81,000	1,297,620
Kaiser Aluminum Corp.	16,000	1,428,640
Schnitzer Steel Industries, Inc., Class A	17,500	377,125
TimkenSteel Corp. (A)	33,000	288,420

		3,391,805

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts - 1.3%
Annaly Capital Management, Inc.	632,789	$ 6,213,988

Multi-Utilities - 0.6%
NorthWestern Corp.	48,000	2,853,120

Oil, Gas & Consumable Fuels - 4.3%
Antero Resources Corp. (A)	546,100	5,127,879
Callon Petroleum Co. (A)	137,000	889,130
Delek US Holdings, Inc.	25,844	840,189
Diamondback Energy, Inc.	14,709	1,363,524
EQT Corp.	199,200	3,762,888
Gulfport Energy Corp. (A)	91,100	596,705
Magnolia Oil & Gas Corp. (A) (B)	82,100	920,341
REX American Resources Corp. (A)	19,400	1,321,334
Williams Cos., Inc.	236,900	5,223,645

		20,045,635

Paper & Forest Products - 0.4%
Domtar Corp.	37,500	1,317,375
Mercer International, Inc.	18,200	190,008
P.H. Glatfelter Co.	45,100	440,176

		1,947,559

Personal Products - 0.6%
Coty, Inc., Class A	464,100	3,044,496

Professional Services - 2.6%
ASGN, Inc. (A)	22,800	1,242,600
FTI Consulting, Inc. (A)	12,700	846,328
Heidrick & Struggles International, Inc.	54,700	1,706,093
ICF International, Inc.	30,000	1,943,400
ManpowerGroup, Inc.	44,300	2,870,640
Nielsen Holdings PLC	156,100	3,641,813

		12,250,874

Real Estate Management & Development - 0.2%
Newmark Group, Inc., Class A	136,900	1,097,938

Road & Rail - 0.3%
AMERCO	3,750	1,230,413

Semiconductors & Semiconductor Equipment - 2.6%
Applied Materials, Inc.	47,800	1,564,972
AXT, Inc. (A)	129,500	563,325
Brooks Automation, Inc.	35,000	916,300
Cohu, Inc.	114,621	1,841,959
Entegris, Inc.	55,000	1,534,225
MKS Instruments, Inc.	20,400	1,318,044
Qorvo, Inc. (A)	21,500	1,305,695
Silicon Motion Technology Corp., ADR	34,900	1,204,050
Universal Display Corp. (B)	20,700	1,936,899

		12,185,469

Software - 1.7%
CDK Global, Inc.	147,400	7,057,512
LogMeIn, Inc.	4,900	399,693
TiVo Corp.	74,517	701,205

		8,158,410

Specialty Retail - 2.5%
Abercrombie & Fitch Co., Class A	69,600	1,395,480
American Eagle Outfitters, Inc.	132,500	2,561,225
Foot Locker, Inc.	88,800	4,724,160
Urban Outfitters, Inc. (A)	48,600	1,613,520

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Williams-Sonoma, Inc. (B)	27,700	$ 1,397,465

		11,691,850

Technology Hardware, Storage & Peripherals - 0.8%
NCR Corp. (A)	158,600	3,660,488

Textiles, Apparel & Luxury Goods - 1.1%
Deckers Outdoor Corp. (A)	11,700	1,497,015
Michael Kors Holdings, Ltd. (A)	50,750	1,924,440
Steven Madden, Ltd.	51,450	1,556,877

		4,978,332

Thrifts & Mortgage Finance - 1.8%
Dime Community Bancshares, Inc.	83,500	1,417,830
Oritani Financial Corp.	27,500	405,625
Provident Financial Services, Inc.	59,000	1,423,670
TrustCo Bank Corp.	110,500	758,030
United Financial Bancorp, Inc.	160,481	2,359,071
Washington Federal, Inc.	87,250	2,330,447

		8,694,673

Trading Companies & Distributors - 0.9%
AerCap Holdings NV (A)	105,000	4,158,000

Total Common Stocks (Cost $468,763,365)		455,702,444

OTHER INVESTMENT COMPANY - 2.2%
Securities Lending Collateral - 2.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (C)	10,126,074	10,126,074

Total Other Investment Company (Cost $10,126,074)		10,126,074

	Principal	Value

REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $2,497,093 on 01/02/2019. Collateralized by a U.S. Government Obligation, 0.38%, due 07/15/2025, and with a value of $2,547,062.	$ 2,496,892	2,496,892

Total Repurchase Agreement (Cost $2,496,892)		2,496,892

Total Investments (Cost $481,386,331)		468,325,410
Net Other Assets (Liabilities) - 0.5%		2,518,258

Net Assets - 100.0%		$ 470,843,668

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$455,702,444	$—	$—	$455,702,444
Other Investment Company	10,126,074	—	—	10,126,074
Repurchase Agreement	—	2,496,892	—	2,496,892

Total Investments	$465,828,518	$2,496,892	$—	$468,325,410

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,867,686. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $478,889,439) (including securities loaned of $9,867,686)	$465,828,518
Repurchase agreement, at value (cost $2,496,892)	2,496,892
Cash	8,903,658
Receivables and other assets:
Investments sold	1,648,093
Net income from securities lending	5,295
Shares of beneficial interest sold	1,967,162
Dividends and/or distributions	1,024,303
Interest	101

Total assets	481,874,022

Liabilities:
Cash collateral received upon return of:
Securities on loan	10,126,074
Payables and other liabilities:
Investments purchased	226,146
Shares of beneficial interest redeemed	177,089
Investment management fees	327,847
Distribution and service fees	36,568
Transfer agent costs	2,164
Trustees, CCO and deferred compensation fees	1,676
Audit and tax fees	19,820
Custody fees	35,082
Legal fees	3,734
Printing and shareholder reports fees	69,852
Other accrued expenses	4,302

Total liabilities	11,030,354

Net assets	$470,843,668

Net assets consist of:
Capital stock ($0.01 par value)	$277,868
Additional paid-in capital	447,466,013
Total distributable earnings (accumulated losses)	23,099,787

Net assets	$470,843,668

Net assets by class:
Initial Class	$305,349,608
Service Class	165,494,060

Shares outstanding:
Initial Class	17,841,072
Service Class	9,945,720

Net asset value and offering price per share:
Initial Class	$17.11
Service Class	16.64

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$10,673,154
Interest income	26,672
Net income from securities lending	68,819
Withholding taxes on foreign income	(17,904)

Total investment income	10,750,741

Expenses:
Investment management fees	4,481,875
Distribution and service fees:
Service Class	494,753
Transfer agent costs	8,645
Trustees, CCO and deferred compensation fees	18,759
Audit and tax fees	26,560
Custody fees	81,229
Legal fees	29,972
Printing and shareholder reports fees	72,152
Other	14,922

Total expenses	5,228,867

Net investment income (loss)	5,521,874

Net realized gain (loss) on:
Investments	38,505,054

Net change in unrealized appreciation (depreciation) on:
Investments	(104,047,872)
Translation of assets and liabilities denominated in foreign currencies	93

Net change in unrealized appreciation (depreciation)	(104,047,779)

Net realized and change in unrealized gain (loss)	(65,542,725)

Net increase (decrease) in net assets resulting from operations	$(60,020,851)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$5,521,874	$2,645,402
Net realized gain (loss)	38,505,054	52,171,749
Net change in unrealized appreciation (depreciation)	(104,047,779)	28,656,120

Net increase (decrease) in net assets resulting from operations	(60,020,851)	83,473,271

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(39,716,918)	—
Service Class	(21,053,993)	—
Net investment income:
Initial Class	—	(4,300,729)
Service Class	—	(1,889,972)

Total dividends and/or distributions from net investment income	—	(6,190,701)

Net realized gains:
Initial Class	—	(33,493,197)
Service Class	—	(17,836,614)

Total dividends and/or distributions from net realized gains	—	(51,329,811)

Total dividends and/or distributions to shareholders	(60,770,911)	(57,520,512)

Capital share transactions:
Proceeds from shares sold:
Initial Class	17,299,072	15,699,367
Service Class	10,958,427	19,873,607

	28,257,499	35,572,974

Dividends and/or distributions reinvested:
Initial Class	39,716,918	37,793,926
Service Class	21,053,993	19,726,586

	60,770,911	57,520,512

Cost of shares redeemed:
Initial Class	(69,461,671)	(53,152,447)
Service Class	(30,391,726)	(29,379,673)

	(99,853,397)	(82,532,120)

Net increase (decrease) in net assets resulting from capital share transactions	(10,824,987)	10,561,366

Net increase (decrease) in net assets	(131,616,749)	36,514,125

Net assets:
Beginning of year	602,460,417	565,946,292

End of year	$470,843,668	$602,460,417

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$4,512,296

Capital share transactions - shares:
Shares issued:
Initial Class	833,867	748,415
Service Class	564,694	953,237

	1,398,561	1,701,652

Shares reinvested:
Initial Class	1,921,476	1,951,158
Service Class	1,046,421	1,043,735

	2,967,897	2,994,893

Shares redeemed:
Initial Class	(3,315,061)	(2,488,819)
Service Class	(1,520,493)	(1,416,014)

	(4,835,554)	(3,904,833)

Net increase (decrease) in shares outstanding:
Initial Class	(559,718)	210,754
Service Class	90,622	580,958

	(469,096)	791,712

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$21.51	$20.76	$19.16		$22.68	$23.67

Investment operations:
Net investment income (loss) (A)	0.22	0.12	0.24	(B)	0.15	0.19
Net realized and unrealized gain (loss)	(2.28)	2.86	3.57		(0.77)	1.04

Total investment operations	(2.06)	2.98	3.81		(0.62)	1.23

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.25)	(0.16)		(0.23)	(0.19)
Net realized gains	(2.14)	(1.98)	(2.05)		(2.67)	(2.03)

Total dividends and/or distributions to shareholders	(2.34)	(2.23)	(2.21)		(2.90)	(2.22)

Net asset value, end of year	$17.11	$21.51	$20.76		$19.16	$22.68

Total return	(11.46)%	15.55%	21.13%		(2.51)%	5.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$305,350	$395,777	$377,647		$436,364	$686,546
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.87%		0.85%	0.85%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.86	%(B)	0.85%	0.85%
Net investment income (loss) to average net assets	1.05%	0.54%	1.27	%(B)	0.67%	0.82%
Portfolio turnover rate	61%	54%	128%		64%	95%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$20.97	$20.30	$18.78		$22.28	$23.31

Investment operations:
Net investment income (loss) (A)	0.16	0.06	0.21	(B)	0.09	0.13
Net realized and unrealized gain (loss)	(2.21)	2.80	3.47		(0.74)	1.02

Total investment operations	(2.05)	2.86	3.68		(0.65)	1.15

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.21)	(0.11)		(0.18)	(0.15)
Net realized gains	(2.14)	(1.98)	(2.05)		(2.67)	(2.03)

Total dividends and/or distributions to shareholders	(2.28)	(2.19)	(2.16)		(2.85)	(2.18)

Net asset value, end of year	$16.64	$20.97	$20.30		$18.78	$22.28

Total return	(11.64)%	15.26%	20.80%		(2.73)%	4.93%

Ratio and supplemental data:
Net assets end of year (000’s)	$165,494	$206,683	$188,299		$160,561	$175,537
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.08%	1.12%		1.10%	1.10%
Including waiver and/or reimbursement and recapture	1.08%	1.08%	1.10	%(B)	1.10%	1.10%
Net investment income (loss) to average net assets	0.80%	0.29%	1.13	%(B)	0.43%	0.58%
Portfolio turnover rate	61%	54%	128%		64%	95%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $46,942.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$10,126,074	$—	$—	$—	$10,126,074
Total Borrowings	$10,126,074	$—	$—	$—	$10,126,074

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $350 Million	0.790%
Over $350 Million up to $500 Million	0.780
Over $500 Million up to $750 Million	0.765
Over $750 Million up to $1 Billion	0.755
Over $1 Billion up to $1.5 Billion	0.735
Over $1.5 Billion up to $2 Billion	0.730
Over $2 Billion	0.725

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.89%	May 1, 2019
Service Class	1.14	May 1, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 337,188,594	$ —	$ 395,555,429	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to reversal of prior year REIT adjustments and reversal of prior year non-REIT ROC adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 491,230,491	$ 42,360,280	$ (65,265,361)	$ (22,905,081)

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 28,042,944	$ 32,727,967	$ —	$ 46,087,362	$ 11,433,150	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,181,675	$ 37,823,193	$ —	$ —	$ —	$ (22,905,081)

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Small/Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Small/Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $32,727,967 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks experienced their worst losses in a decade during 2018 under pressure from rising interest rates, global trade tensions and worries about slowing global growth. Most major U.S. stock indexes reached all-time highs around the end of the third quarter but plunged in the final months of the year, with several indexes in or close to bear market territory – down at least 20% from recent highs. Market volatility was elevated throughout the year, thanks in part to rising rates as the U.S. Federal Reserve (“Fed”) continued its normalization of monetary policy, with four short-term interest rate hikes in 2018. Expectations that the Fed might raise rates two more times in 2019 and that corporate earnings growth could slow in 2019, as the tailwinds from the late-2017 tax reform subside, also weighed on stocks.

PERFORMANCE

For the year ended December 31, 2018, Transamerica T. Rowe Price Small Cap VP, Initial Class returned -7.08%. By comparison, its benchmark, the MSCI US Small Cap Growth Index, returned -9.03%.

STRATEGY REVIEW

The Portfolio seeks to outperform its benchmark by owning a large number of attractive stocks instead of making large investments in a small number of stocks.

The Portfolio outperformed its benchmark, the MSCI US Small Cap Growth Index, for the 12-month period ended December 31, 2018, though both posted negative returns. The Portfolio’s relative outperformance was driven by stock choices. Selection decisions within industrials and business services, materials, consumer discretionary, health care and real estate contributed, while unfavorable stock selection within information technology and utilities detracted.

Top relative contributors by far were industrials and business services, due to strong stock selection. HEICO Corp., Class A, a notable holding for the period, is the world’s largest manufacturer of FAA-approved, reverse-engineered aircraft replacement parts. Shares traded higher after the company reported a series of strong quarterly results, solid margins and improved guidance by the company. Teledyne Technologies, an industrial conglomerate manufacturer that provides critical components to higher-end industrial products, benefited from its recent acquisition of e2v Technologies. The firm’s recent earnings commentary and results indicated the e2v Technologies business is off to a good start.

Materials and consumer discretionary also contributed to relative performance, both because of strong stock choices. One notable holding within materials was Ingevity Corp., which provides specialty chemicals and high-performance carbon materials and technologies. Shares traded higher as the company exhibited strong execution and solid earnings results. Within consumer discretionary, Burlington Stores, Inc. was a contributor. We believe the company, which is in the early innings of refining its business model, is on the right side of a secular trend toward off-price retailers.

Health care and real estate also contributed to relative outperformance, both due to stock selection decisions. Veeva Systems, Inc., Class A, a cloud-based software company in the health-care industry, was a notable holding that performed well. Likewise, Equity LifeStyle Properties, Inc. traded higher in real estate.

Information technology was an area of relative weakness due to unfavorable stock selection. Coherent Inc., a leading manufacturer of specialty laser diodes and equipment, traded lower due to negative sentiment surrounding the likelihood of organic LED adoption and weaker-than-anticipated iPhone X sales. Shares of Cognex Corp., which designs and assembles end-to-end machine vision systems for factory automation and logistics applications, traded lower as weaker-than-expected guidance attributable to macro factors, most notably China, weighed on demand outlook.

Utilities was also a detractor, as a result of poor stock choices and a slight overweight allocation. A notable holding was Ormat Technologies, Inc., which focuses on geothermal power plants and develops innovative power systems. Shares traded lower as lava flows from Hawaii’s Kilauea volcano disrupted operations of the Puna plant earlier in the year and extended operational maintenance at three newly-acquired facilities contributed to lost revenue and weaker margins.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Other Investment Company	2.6
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(2.5)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(7.08)%	6.66%	15.87%	05/03/1999
MSCI US Small Cap Growth Index (A)	(9.03)%	4.93%	14.72%
Service Class	(7.28)%	6.39%	15.58%	05/01/2003

(A) The MSCI US Small Cap Growth Index is comprised of the growth companies of the MSCI US Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Risks of a portfolio may be greater due to the smaller size of the companies in which it invests. The small company stocks tend to be more volatile and less liquid than general equity markets.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$863.30	$3.80	$1,021.10	$4.13	0.81%
Service Class	1,000.00	862.40	4.98	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 4.6%
Aerojet Rocketdyne Holdings, Inc. (A)	152,174	$ 5,361,090
BWX Technologies, Inc.	74,414	2,844,847
Curtiss-Wright Corp.	40,386	4,124,218
HEICO Corp., Class A	123,515	7,781,445
Hexcel Corp.	71,366	4,092,126
Moog, Inc., Class A	51,899	4,021,135
Teledyne Technologies, Inc. (A)	40,026	8,288,184

		36,513,045

Air Freight & Logistics - 0.4%
XPO Logistics, Inc. (A)	53,251	3,037,437

Airlines - 0.1%
Hawaiian Holdings, Inc.	26,600	702,506

Auto Components - 0.7%
Cooper-Standard Holdings, Inc. (A)	22,744	1,412,857
LCI Industries	24,600	1,643,280
Visteon Corp. (A)	39,957	2,408,608

		5,464,745

Banks - 1.7%
Ameris Bancorp	67,831	2,148,208
Carolina Financial Corp.	71,227	2,107,607
CenterState Bank Corp.	126,481	2,661,160
First Bancorp	94,400	3,083,104
Signature Bank	16,116	1,656,886
SVB Financial Group (A)	9,382	1,781,829

		13,438,794

Beverages - 0.6%
Boston Beer Co., Inc., Class A (A)	12,739	3,068,061
Coca-Cola Bottling Co. Consolidated	11,300	2,004,394

		5,072,455

Biotechnology - 7.9%
Abeona Therapeutics, Inc. (A)	30,018	214,329
ACADIA Pharmaceuticals, Inc. (A) (B)	83,400	1,348,578
Acceleron Pharma, Inc. (A)	33,461	1,457,227
Agios Pharmaceuticals, Inc. (A) (B)	42,848	1,975,721
Aimmune Therapeutics, Inc. (A) (B)	37,586	899,057
Alkermes PLC (A)	28,920	853,429
Alnylam Pharmaceuticals, Inc. (A)	4,700	342,677
AMAG Pharmaceuticals, Inc. (A)	39,361	597,894
Amicus Therapeutics, Inc. (A) (B)	74,937	717,896
Array BioPharma, Inc. (A) (B)	164,204	2,339,907
Bluebird Bio, Inc. (A)	14,700	1,458,240
Blueprint Medicines Corp. (A)	28,549	1,539,077
CRISPR Therapeutics AG (A) (B)	19,112	546,030
Emergent BioSolutions, Inc. (A)	66,295	3,929,968
Enanta Pharmaceuticals, Inc. (A)	9,793	693,638
Exact Sciences Corp. (A)	88,066	5,556,965
Exelixis, Inc. (A)	30,000	590,100
FibroGen, Inc. (A)	49,484	2,290,120
Genomic Health, Inc. (A)	37,500	2,415,375
Global Blood Therapeutics, Inc. (A)	26,394	1,083,474
GlycoMimetics, Inc. (A)	36,800	348,496
Immunomedics, Inc. (A) (B)	69,204	987,541
Insmed, Inc. (A) (B)	78,900	1,035,168
Ionis Pharmaceuticals, Inc. (A)	17,400	940,644
Ironwood Pharmaceuticals, Inc. (A)	79,491	823,527
Ligand Pharmaceuticals, Inc. (A) (B)	27,533	3,736,228

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Loxo Oncology, Inc. (A)	17,811	$ 2,494,787
Madrigal Pharmaceuticals, Inc. (A) (B)	4,229	476,693
Neurocrine Biosciences, Inc. (A)	34,983	2,498,136
Repligen Corp. (A)	49,472	2,609,153
Sage Therapeutics, Inc. (A)	32,388	3,102,446
Sarepta Therapeutics, Inc. (A)	44,939	4,904,193
Seattle Genetics, Inc. (A)	21,275	1,205,441
Spark Therapeutics, Inc. (A) (B)	25,534	999,401
TESARO, Inc. (A) (B)	20,618	1,530,886
Ultragenyx Pharmaceutical, Inc. (A)	34,886	1,516,843
uniQure NV (A)	18,785	541,384
Xencor, Inc. (A)	50,153	1,813,532

		62,414,201

Building Products - 1.0%
AAON, Inc.	22,450	787,097
Lennox International, Inc.	23,438	5,129,641
Patrick Industries, Inc. (A)	67,118	1,987,364

		7,904,102

Capital Markets - 2.3%
Cboe Global Markets, Inc.	48,064	4,702,101
E*TRADE Financial Corp.	44,548	1,954,766
FactSet Research Systems, Inc.	7,150	1,430,929
MarketAxess Holdings, Inc.	26,800	5,663,108
MSCI, Inc.	29,927	4,412,138

		18,163,042

Chemicals - 3.0%
AdvanSix, Inc. (A)	60,626	1,475,637
Chase Corp.	31,200	3,121,560
Ingevity Corp. (A)	64,012	5,357,164
Innospec, Inc.	52,218	3,224,984
Minerals Technologies, Inc.	29,653	1,522,385
NewMarket Corp.	5,100	2,101,659
PolyOne Corp.	78,337	2,240,438
Quaker Chemical Corp.	10,100	1,794,871
Scotts Miracle-Gro Co.	32,700	2,009,742
Stepan Co.	16,200	1,198,800

		24,047,240

Commercial Services & Supplies - 2.5%
Advanced Disposal Services, Inc. (A)	116,470	2,788,292
Casella Waste Systems, Inc., Class A (A)	163,784	4,666,206
Healthcare Services Group, Inc. (B)	50,344	2,022,822
Rollins, Inc.	138,082	4,984,760
UniFirst Corp.	15,700	2,246,199
US Ecology, Inc.	45,950	2,893,931

		19,602,210

Communications Equipment - 0.6%
ARRIS International PLC (A)	51,500	1,574,355
EchoStar Corp., Class A (A)	26,900	987,768
NetScout Systems, Inc. (A)	42,000	992,460
Plantronics, Inc.	38,500	1,274,350

		4,828,933

Construction Materials - 0.2%
Eagle Materials, Inc.	28,400	1,733,252

Consumer Finance - 0.4%
PRA Group, Inc. (A)	50,800	1,237,996
SLM Corp. (A)	233,747	1,942,438

		3,180,434

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging - 0.8%
Berry Global Group, Inc. (A)	105,874	$ 5,032,191
Graphic Packaging Holding Co.	145,785	1,551,153

		6,583,344

Distributors - 0.8%
Pool Corp.	41,907	6,229,476

Diversified Consumer Services - 3.4%
Bright Horizons Family Solutions, Inc. (A)	68,321	7,614,375
frontdoor, Inc. (A)	49,200	1,309,212
Grand Canyon Education, Inc. (A)	41,600	3,999,424
Service Corp. International	139,372	5,611,117
ServiceMaster Global Holdings, Inc. (A)	118,901	4,368,423
Sotheby’s (A)	29,000	1,152,460
Strategic Education, Inc.	16,144	1,831,052
Weight Watchers International, Inc. (A)	26,300	1,013,865

		26,899,928

Electrical Equipment - 0.6%
Atkore International Group, Inc. (A)	112,032	2,222,715
Generac Holdings, Inc. (A)	44,017	2,187,645

		4,410,360

Electronic Equipment, Instruments & Components - 3.0%
Cognex Corp.	63,912	2,471,477
Coherent, Inc. (A)	27,696	2,927,744
ePlus, Inc. (A)	9,300	661,881
Littelfuse, Inc.	24,369	4,178,796
Novanta, Inc. (A)	67,706	4,265,478
OSI Systems, Inc. (A)	32,100	2,352,930
Tech Data Corp. (A)	17,765	1,453,355
Zebra Technologies Corp., Class A (A)	35,180	5,601,711

		23,913,372

Energy Equipment & Services - 0.7%
Apergy Corp. (A)	79,290	2,147,173
Computer Modelling Group, Ltd. (B)	21,300	95,017
Dril-Quip, Inc. (A)	18,209	546,816
Exterran Corp. (A)	61,649	1,091,187
Oceaneering International, Inc. (A)	38,800	469,480
RPC, Inc. (B)	76,755	757,572

		5,107,245

Entertainment - 1.5%
Lions Gate Entertainment Corp., Class B	68,292	1,016,185
Live Nation Entertainment, Inc. (A)	103,390	5,091,957
Take-Two Interactive Software, Inc. (A)	58,269	5,998,211

		12,106,353

Equity Real Estate Investment Trusts - 2.9%
CoreSite Realty Corp.	40,743	3,554,012
CubeSmart	77,385	2,220,176
CyrusOne, Inc.	71,963	3,805,403
Empire State Realty Trust, Inc., Class A	72,514	1,031,874
Equity Lifestyle Properties, Inc.	37,960	3,687,055
First Industrial Realty Trust, Inc.	108,383	3,127,933
Pebblebrook Hotel Trust	16,900	478,439
PS Business Parks, Inc.	15,700	2,056,700
Terreno Realty Corp.	78,638	2,765,699

		22,727,291

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing - 1.7%
Casey’s General Stores, Inc.	43,884	$ 5,623,296
Performance Food Group Co. (A)	139,778	4,510,636
Sprouts Farmers Market, Inc. (A)	141,900	3,336,069

		13,470,001

Food Products - 1.4%
J&J Snack Foods Corp.	27,337	3,952,657
John B Sanfilippo & Son, Inc.	21,646	1,204,816
Post Holdings, Inc. (A)	44,206	3,940,081
TreeHouse Foods, Inc. (A)	36,992	1,875,864

		10,973,418

Health Care Equipment & Supplies - 5.5%
Avanos Medical, Inc. (A)	35,800	1,603,482
Cantel Medical Corp.	51,300	3,819,285
Cooper Cos., Inc.	10,739	2,733,075
Globus Medical, Inc., Class A (A)	65,751	2,845,703
Haemonetics Corp. (A)	35,500	3,551,775
ICU Medical, Inc. (A)	27,785	6,380,270
Inogen, Inc. (A)	23,290	2,891,919
LivaNova PLC (A)	38,700	3,539,889
Masimo Corp. (A)	46,210	4,961,568
Natus Medical, Inc. (A)	30,060	1,022,942
NuVasive, Inc. (A)	55,905	2,770,652
Penumbra, Inc. (A) (B)	25,555	3,122,821
West Pharmaceutical Services, Inc.	43,235	4,238,327

		43,481,708

Health Care Providers & Services - 4.3%
Addus HomeCare Corp. (A)	40,600	2,755,928
BioTelemetry, Inc. (A)	45,837	2,737,386
Chemed Corp.	18,400	5,212,352
CorVel Corp. (A)	19,000	1,172,680
Encompass Health Corp.	52,602	3,245,543
Ensign Group, Inc.	94,700	3,673,413
Molina Healthcare, Inc. (A)	67,684	7,866,234
US Physical Therapy, Inc.	31,456	3,219,522
WellCare Health Plans, Inc. (A)	17,702	4,179,265

		34,062,323

Health Care Technology - 1.0%
Omnicell, Inc. (A)	56,021	3,430,726
Tabula Rasa HealthCare, Inc. (A)	25,480	1,624,605
Veeva Systems, Inc., Class A (A)	33,451	2,987,843

		8,043,174

Hotels, Restaurants & Leisure - 5.1%
Boyd Gaming Corp.	111,800	2,323,204
Cheesecake Factory, Inc.	37,268	1,621,531
Choice Hotels International, Inc.	27,957	2,001,162
Churchill Downs, Inc.	22,800	5,561,832
Denny’s Corp. (A)	181,105	2,935,712
Domino’s Pizza, Inc.	15,597	3,867,900
Hilton Grand Vacations, Inc. (A)	87,021	2,296,484
Marriott Vacations Worldwide Corp.	12,644	891,528
Papa John’s International, Inc.	53,300	2,121,873
Penn National Gaming, Inc. (A)	74,756	1,407,656
Ruth’s Hospitality Group, Inc.	105,969	2,408,675
Six Flags Entertainment Corp.	38,388	2,135,525
Texas Roadhouse, Inc.	81,659	4,875,042
Vail Resorts, Inc.	28,810	6,073,724

		40,521,848

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 0.7%
Helen of Troy, Ltd. (A)	39,724	$ 5,210,994

Independent Power & Renewable Electricity Producers - 0.4%
Ormat Technologies, Inc.	57,011	2,981,675

Insurance - 1.1%
Heritage Insurance Holdings, Inc.	36,785	541,475
Primerica, Inc.	60,138	5,876,084
Universal Insurance Holdings, Inc.	54,800	2,078,016

		8,495,575

Internet & Direct Marketing Retail - 0.8%
Liberty Expedia Holdings, Inc., Class A (A)	49,535	1,937,314
Shutterfly, Inc. (A)	27,908	1,123,576
Stamps.com, Inc. (A)	23,009	3,581,121

		6,642,011

IT Services - 5.4%
Booz Allen Hamilton Holding Corp.	134,253	6,050,783
Broadridge Financial Solutions, Inc.	43,243	4,162,139
Cardtronics PLC, Class A (A)	71,500	1,859,000
CoreLogic, Inc. (A)	86,400	2,887,488
Euronet Worldwide, Inc. (A)	64,862	6,640,572
Gartner, Inc. (A)	21,156	2,704,583
GTT Communications, Inc. (A) (B)	44,300	1,048,138
Jack Henry & Associates, Inc.	14,369	1,817,966
MAXIMUS, Inc.	84,613	5,507,460
Science Applications International Corp.	51,463	3,278,193
Travelport Worldwide, Ltd.	129,667	2,025,398
WEX, Inc. (A)	31,466	4,407,128

		42,388,848

Leisure Products - 0.3%
Brunswick Corp.	57,864	2,687,783

Life Sciences Tools & Services - 2.3%
Bio-Rad Laboratories, Inc., Class A (A)	13,468	3,127,539
Bruker Corp.	35,800	1,065,766
Cambrex Corp. (A)	52,767	1,992,482
Charles River Laboratories International, Inc. (A)	45,987	5,204,808
PRA Health Sciences, Inc. (A)	62,279	5,727,177
Syneos Health, Inc. (A)	29,900	1,176,565

		18,294,337

Machinery - 3.4%
Chart Industries, Inc. (A)	21,800	1,417,654
Douglas Dynamics, Inc.	59,427	2,132,835
Graco, Inc.	91,235	3,818,185
IDEX Corp.	14,800	1,868,648
John Bean Technologies Corp.	36,882	2,648,496
Lincoln Electric Holdings, Inc.	21,344	1,682,974
Lydall, Inc. (A)	57,163	1,160,981
Middleby Corp. (A)	13,600	1,397,128
Nordson Corp.	21,852	2,608,036
Standex International Corp.	9,700	651,646
Toro Co.	86,884	4,855,078
Woodward, Inc.	38,549	2,863,805

		27,105,466

Marine - 0.1%
Matson, Inc.	16,800	537,936

	Shares	Value
COMMON STOCKS (continued)
Media - 1.7%
Cable One, Inc.	8,357	$ 6,853,576
GCI Liberty, Inc., Class A (A)	65,334	2,689,148
Gray Television, Inc. (A)	112,987	1,665,428
MSG Networks, Inc., Class A (A)	107,000	2,520,920

		13,729,072

Metals & Mining - 0.2%
Worthington Industries, Inc.	36,041	1,255,668

Multiline Retail - 0.1%
Big Lots, Inc.	17,400	503,208

Oil, Gas & Consumable Fuels - 1.8%
Carrizo Oil & Gas, Inc. (A)	36,784	415,291
Centennial Resource Development, Inc., Class A (A) (B)	144,100	1,587,982
Matador Resources Co. (A)	166,197	2,581,040
PBF Energy, Inc., Class A	95,000	3,103,650
PDC Energy, Inc. (A)	69,056	2,055,107
WPX Energy, Inc. (A)	404,749	4,593,901

		14,336,971

Personal Products - 0.2%
Nu Skin Enterprises, Inc., Class A	24,198	1,484,063

Pharmaceuticals - 2.4%
Aerie Pharmaceuticals, Inc. (A)	28,923	1,044,120
Assertio Therapeutics, Inc. (A)	85,100	307,211
Catalent, Inc. (A)	112,556	3,509,496
Innoviva, Inc. (A)	44,209	771,447
Jazz Pharmaceuticals PLC (A)	8,100	1,004,076
MyoKardia, Inc. (A)	28,351	1,385,230
Nektar Therapeutics (A)	44,100	1,449,567
Pacira Pharmaceuticals, Inc. (A)	19,800	851,796
Phibro Animal Health Corp., Class A	53,100	1,707,696
Prestige Consumer Healthcare, Inc. (A)	88,552	2,734,486
Supernus Pharmaceuticals, Inc. (A)	63,027	2,093,757
TherapeuticsMD, Inc. (A) (B)	143,568	546,994
Theravance Biopharma, Inc. (A) (B)	39,581	1,012,878
WaVe Life Sciences, Ltd. (A) (B)	10,052	422,586

		18,841,340

Professional Services - 2.5%
ASGN, Inc. (A)	66,500	3,624,250
Dun & Bradstreet Corp.	17,208	2,456,270
Exponent, Inc.	89,804	4,553,961
Insperity, Inc.	54,470	5,085,319
TransUnion	74,724	4,244,323

		19,964,123

Real Estate Management & Development - 0.1%
Kennedy-Wilson Holdings, Inc.	41,800	759,506

Road & Rail - 1.0%
Landstar System, Inc.	39,386	3,768,059
Old Dominion Freight Line, Inc.	31,891	3,938,219

		7,706,278

Semiconductors & Semiconductor Equipment - 4.0%
Advanced Energy Industries, Inc. (A)	44,800	1,923,264
Cabot Microelectronics Corp.	22,613	2,156,150
Cirrus Logic, Inc. (A)	76,580	2,540,924
Entegris, Inc.	90,700	2,530,077
Ichor Holdings, Ltd. (A) (B)	36,900	601,470

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Integrated Device Technology, Inc. (A)	121,140	$ 5,866,810
MaxLinear, Inc. (A)	144,885	2,549,976
Mellanox Technologies, Ltd. (A)	60,236	5,564,602
MKS Instruments, Inc.	53,500	3,456,635
Nanometrics, Inc. (A)	56,701	1,549,638
Versum Materials, Inc.	95,318	2,642,215

		31,381,761

Software - 8.5%
ACI Worldwide, Inc. (A)	93,398	2,584,323
Aspen Technology, Inc. (A)	60,400	4,963,672
Blackbaud, Inc.	57,601	3,623,103
CommVault Systems, Inc. (A)	50,500	2,984,045
Descartes Systems Group, Inc. (A)	49,600	1,312,416
Ellie Mae, Inc. (A) (B)	19,100	1,200,053
Envestnet, Inc. (A)	76,309	3,753,640
Fair Isaac Corp. (A)	40,800	7,629,600
Fortinet, Inc. (A)	36,898	2,598,726
j2 Global, Inc.	29,976	2,079,735
LogMeIn, Inc.	20,477	1,670,309
Manhattan Associates, Inc. (A)	54,956	2,328,486
Pegasystems, Inc.	65,667	3,140,853
Proofpoint, Inc. (A)	38,222	3,203,386
PTC, Inc. (A)	44,175	3,662,107
Qualys, Inc. (A)	52,361	3,913,461
RealPage, Inc. (A)	80,770	3,892,306
SS&C Technologies Holdings, Inc.	102,082	4,604,919
Tyler Technologies, Inc. (A)	23,220	4,314,740
Ultimate Software Group, Inc. (A)	14,998	3,672,560

		67,132,440

Specialty Retail - 1.8%
Aaron’s, Inc.	17,444	733,520
Burlington Stores, Inc. (A)	55,308	8,996,953
Children’s Place, Inc.	14,713	1,325,494
Murphy USA, Inc. (A)	39,853	3,054,334

		14,110,301

Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp. (A)	74,407	1,717,314

Textiles, Apparel & Luxury Goods - 0.7%
Carter’s, Inc.	27,022	2,205,536

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Steven Madden, Ltd.	119,228	$ 3,607,839

		5,813,375

Thrifts & Mortgage Finance - 0.4%
MGIC Investment Corp. (A)	179,700	1,879,662
Radian Group, Inc.	93,558	1,530,609

		3,410,271

Trading Companies & Distributors - 0.7%
Beacon Roofing Supply, Inc. (A)	44,045	1,397,107
Univar, Inc. (A)	84,733	1,503,164
Watsco, Inc.	20,294	2,823,707

		5,723,978

Total Common Stocks (Cost $718,124,747)		786,846,531

OTHER INVESTMENT COMPANY - 2.6%
Securities Lending Collateral - 2.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (C)	20,246,228	20,246,228

Total Other Investment Company (Cost $20,246,228)		20,246,228

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $3,043,502 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $3,105,487.	$ 3,043,257	3,043,257

Total Repurchase Agreement (Cost $3,043,257)		3,043,257

Total Investments (Cost $741,414,232)		810,136,016
Net Other Assets (Liabilities) - (2.5)%		(19,914,292)

Net Assets - 100.0%		$ 790,221,724

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$786,846,531	$—	$—	$786,846,531
Other Investment Company	20,246,228	—	—	20,246,228
Repurchase Agreement	—	3,043,257	—	3,043,257

Total Investments	$807,092,759	$3,043,257	$—	$810,136,016

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $19,749,511. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $738,370,975) (including securities loaned of $19,749,511)	$807,092,759
Repurchase agreement, at value (cost $3,043,257)	3,043,257
Foreign currency, at value (cost $1,356)	1,326
Receivables and other assets:
Net income from securities lending	13,273
Shares of beneficial interest sold	633,766
Dividends and/or distributions	461,249
Interest	123

Total assets	811,245,753

Liabilities:
Cash collateral received upon return of:
Securities on loan	20,246,228
Payables and other liabilities:
Shares of beneficial interest redeemed	30,548
Investment management fees	550,485
Distribution and service fees	55,977
Transfer agent costs	3,812
Trustees, CCO and deferred compensation fees	2,483
Audit and tax fees	23,497
Custody fees	41,970
Legal fees	5,697
Printing and shareholder reports fees	56,496
Other accrued expenses	6,836

Total liabilities	21,024,029

Net assets	$790,221,724

Net assets consist of:
Capital stock ($0.01 par value)	$584,083
Additional paid-in capital	621,121,606
Total distributable earnings (accumulated losses)	168,516,035

Net assets	$790,221,724

Net assets by class:
Initial Class	$539,421,344
Service Class	250,800,380

Shares outstanding:
Initial Class	39,103,999
Service Class	19,304,257

Net asset value and offering price per share:
Initial Class	$13.79
Service Class	12.99

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$4,856,699
Interest income	90,568
Net income from securities lending	142,493
Withholding taxes on foreign income	(4,632)

Total investment income	5,085,128

Expenses:
Investment management fees	7,242,539
Distribution and service fees:
Service Class	749,746
Transfer agent costs	14,321
Trustees, CCO and deferred compensation fees	30,945
Audit and tax fees	31,913
Custody fees	95,481
Legal fees	48,707
Printing and shareholder reports fees	61,945
Other	24,109

Total expenses	8,299,706

Net investment income (loss)	(3,214,578)

Net realized gain (loss) on:
Investments	103,194,937
Foreign currency transactions	37

Net realized gain (loss)	103,194,974

Net change in unrealized appreciation (depreciation) on:
Investments	(166,007,603)
Translation of assets and liabilities denominated in foreign currencies	(60)

Net change in unrealized appreciation (depreciation)	(166,007,663)

Net realized and change in unrealized gain (loss)	(62,812,689)

Net increase (decrease) in net assets resulting from operations	$(66,027,267)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$(3,214,578)	$(2,334,489)
Net realized gain (loss)	103,194,974	54,204,353
Net change in unrealized appreciation (depreciation)	(166,007,663)	112,281,020

Net increase (decrease) in net assets resulting from operations	(66,027,267)	164,150,884

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(35,213,653)	—
Service Class	(16,365,579)	—
Net realized gains:
Initial Class	—	(32,826,220)
Service Class	—	(16,643,305)

Total dividends and/or distributions from net realized gains	(51,579,232)	(49,469,525)

Capital share transactions:
Proceeds from shares sold:
Initial Class	125,877,736	37,264,330
Service Class	15,595,562	30,948,540

	141,473,298	68,212,870

Dividends and/or distributions reinvested:
Initial Class	35,213,653	32,826,220
Service Class	16,365,579	16,643,305

	51,579,232	49,469,525

Cost of shares redeemed:
Initial Class	(130,678,727)	(83,783,694)
Service Class	(38,176,636)	(17,795,690)

	(168,855,363)	(101,579,384)

Net increase (decrease) in net assets resulting from capital share transactions	24,197,167	16,103,011

Net increase (decrease) in net assets	(93,409,332)	130,784,370

Net assets:
Beginning of year	883,631,056	752,846,686

End of year	$790,221,724	$883,631,056

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$—

Capital share transactions - shares:
Shares issued:
Initial Class	7,377,463	2,577,959
Service Class	1,006,105	2,254,964

	8,383,568	4,832,923

Shares reinvested:
Initial Class	2,079,956	2,382,164
Service Class	1,025,412	1,274,372

	3,105,368	3,656,536

Shares redeemed:
Initial Class	(8,250,679)	(5,701,170)
Service Class	(2,573,851)	(1,270,753)

	(10,824,530)	(6,971,923)

Net increase (decrease) in shares outstanding:
Initial Class	1,206,740	(741,047)
Service Class	(542,334)	2,258,583

	664,406	1,517,536

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$15.59	$13.59	$13.85		$14.68	$14.24

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.03)	(0.01	)(B)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.91)	2.95	1.49		0.37	0.92

Total investment operations	(0.95)	2.92	1.48		0.35	0.91

Dividends and/or distributions to shareholders:
Net realized gains	(0.85)	(0.92)	(1.74)		(1.18)	(0.47)

Net asset value, end of year	$13.79	$15.59	$13.59		$13.85	$14.68

Total return	(7.08)%	22.39%	11.22%		2.43%	6.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$539,421	$590,699	$525,140		$409,596	$438,253
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.82%		0.81%	0.82%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.81	%(B)	0.81%	0.82%
Net investment income (loss) to average net assets	(0.27)%	(0.21)%	(0.05	)%(B)	(0.14)%	(0.09)%
Portfolio turnover rate	29%	21%	38%		27%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$14.76	$12.95	$13.30		$14.18	$13.81

Investment operations:
Net investment income (loss) (A)	(0.08)	(0.06)	(0.04	)(B)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(0.84)	2.79	1.43		0.36	0.89

Total investment operations	(0.92)	2.73	1.39		0.30	0.84

Dividends and/or distributions to shareholders:
Net realized gains	(0.85)	(0.92)	(1.74)		(1.18)	(0.47)

Net asset value, end of year	$12.99	$14.76	$12.95		$13.30	$14.18

Total return	(7.28)%	22.02%	11.00%		2.16%	6.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$250,801	$292,932	$227,707		$198,477	$172,344
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.06%	1.07%		1.06%	1.07%
Including waiver and/or reimbursement and recapture	1.06%	1.06%	1.06	%(B)	1.06%	1.07%
Net investment income (loss) to average net assets	(0.52)%	(0.46)%	(0.29	)%(B)	(0.40)%	(0.34)%
Portfolio turnover rate	29%	21%	38%		27%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $1,069.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$20,246,228	$—	$—	$—	$20,246,228
Total Borrowings	$20,246,228	$—	$—	$—	$20,246,228

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.78% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.93%	May 1, 2019
Service Class	1.18	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor. The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2018, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ —	$ 90,532	$ (53,000)

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 262,360,822	$ —	$ 266,587,734	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, ordinary loss netting to reduce short term capital gains, net operating losses, reversal of prior year REIT adjustments and reversal of prior year non-REIT ROC adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (306,834)	$ 306,834

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 741,917,098	$ 149,332,735	$ (81,113,817)	$ 68,218,918

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 816,064	$ 50,763,168	$ —	$ —	$ 49,469,525	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 100,297,146	$ —	$ —	$ —	$ 68,218,889

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica T. Rowe Price Small Cap VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $50,763,168 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

(unaudited)

MARKET ENVIRONMENT

As the fourth quarter of 2018’s sharp correction demonstrated, it’s hard for stocks to go up when economic growth is moderating, liquidity is contracting and geopolitical uncertainty is high. It’s tempting to assign causation to a single source of the market’s decline, but in this case, it was more likely the aggregate force and persistence of these headwinds that caused investors to reprice risk and sell stocks. While late cycle forecasts and associated caution were the consensus view, there were few signs of a looming recession and that the disconnect between sound economic fundamentals and negative investor sentiment was a primary source of uncertainty.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Torray Concentrated Growth VP, Initial Class returned -3.56%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned -1.51% and -4.38%, respectively.

STRATEGY REVIEW

The Portfolio employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation, quality focus and valuation discipline. Our investment philosophy is based on the view that selective investments in diverse growth businesses with superior operating and financial characteristics may generate excess returns with below-market risk. Risk is systematically mispriced in the market, and a focus on low volatility in underlying business fundamentals may improve the probability of generating attractive returns over time.

At the security level, top contributors for the period were O’Reilly Automotive, Inc., Adobe, Inc. and Visa, Inc. Class A. Primary detractors were LKQ Corp., Albemarle Corp. and Cerner Corp. At the sector level, positive returns in information technology and industrials contributed the most to absolute returns. Selection in industrials and communication services also contributed to performance relative to the benchmark. Materials and health care holdings were the largest absolute detractors, while selection in and allocation to financials was the largest relative detractor.

It was an active period for the Portfolio, particularly during the fourth quarter as we sought to capitalize on market volatility and manage risk. New investments were made in three companies: SS&C Technologies Holdings, Inc., Amazon.com, Inc. and Roper Technologies, Inc.. These businesses share a common attribute of durable secular growth, a characteristic we believe is particularly important at this stage of the business cycle. SS&C’s mission-critical software has historically enjoyed 95% contractually recurring revenues and 96% client retention rates. Amazon is the dominant operator in e-commerce and cloud computing, two fast-growing industries with large addressable markets. Roper, a diversified industrial technology company, generates half of its operating income from high-growth software as a service businesses. BlackRock, Enbridge and United Technologies were sold, in part, based on their economic and capital market sensitivity.

At the close of the fiscal year, the Portfolio held 29 positions. Information technology and health care were the two largest absolute sector weights. Relative to the benchmark, the largest sector overweights were health care and materials, whereas the largest underweights were communication services and consumer staples.

Nicholas C. Haffenreffer

Portfolio Manager

Torray LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Repurchase Agreement	2.0
Net Other Assets (Liabilities)	0.1
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(3.56)%	6.81%	13.88%	04/08/1991
Russell 1000® Growth Index (A)	(1.51)%	10.40%	15.29%
S&P 500® (B)	(4.38)%	8.49%	13.12%
Service Class	(3.86)%	6.53%	13.60%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities may rise or fall because of changes in the market or changes in a company’s financial condition. These price movements may result from factors affecting individual companies, sectors or industries selected for the Portfolio or the securities market as a whole, such as changes in economic or political conditions. Equities are subject to market risk meaning that stock prices in general may decline over short or extended periods of time.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$936.90	$3.52	$1,021.60	$3.67	0.72%
Service Class	1,000.00	935.40	4.73	1,020.30	4.94	0.97

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 97.9%
Biotechnology - 3.8%
BioMarin Pharmaceutical, Inc. (A)	86,547	$ 7,369,477

Capital Markets - 3.9%
Charles Schwab Corp.	183,819	7,634,003

Chemicals - 5.4%
Albemarle Corp.	56,112	4,324,552
Sherwin-Williams Co.	15,577	6,128,926

		10,453,478

Distributors - 2.9%
LKQ Corp. (A)	240,890	5,716,320

Electronic Equipment, Instruments & Components - 3.0%
Amphenol Corp., Class A	72,112	5,842,514

Equity Real Estate Investment Trusts - 4.2%
American Tower Corp.	52,026	8,229,993

Health Care Equipment & Supplies - 8.8%
Cooper Cos., Inc.	32,917	8,377,377
Danaher Corp.	84,737	8,738,079

		17,115,456

Health Care Providers & Services - 3.5%
Centene Corp. (A)	59,876	6,903,703

Health Care Technology - 2.9%
Cerner Corp. (A)	108,942	5,712,918

Industrial Conglomerates - 2.6%
Roper Technologies, Inc.	18,697	4,983,124

Interactive Media & Services - 5.7%
Alphabet, Inc., Class A (A)	6,423	6,711,778
Facebook, Inc., Class A (A)	33,862	4,438,970

		11,150,748

Internet & Direct Marketing Retail - 2.7%
Amazon.com, Inc. (A)	3,557	5,342,507

IT Services - 11.3%
Accenture PLC, Class A	39,531	5,574,267
Fiserv, Inc. (A)	112,239	8,248,444
Visa, Inc., Class A	61,798	8,153,628

		21,976,339

Life Sciences Tools & Services - 3.7%
Lonza Group AG, ADR	276,076	7,175,215

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 2.0%
EOG Resources, Inc.	44,380	$ 3,870,380

Pharmaceuticals - 3.1%
Roche Holding AG, ADR	194,838	6,055,565

Professional Services - 4.2%
Verisk Analytics, Inc. (A)	75,546	8,237,536

Software - 13.2%
Adobe, Inc. (A)	30,396	6,876,791
Check Point Software Technologies, Ltd. (A)	45,286	4,648,608
Microsoft Corp.	78,910	8,014,889
SS&C Technologies Holdings, Inc.	137,710	6,212,098

		25,752,386

Specialty Retail - 4.7%
O’Reilly Automotive, Inc. (A)	26,567	9,147,815

Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc.	47,505	7,493,439

Textiles, Apparel & Luxury Goods - 2.5%
NIKE, Inc., Class B	67,073	4,972,792

Total Common Stocks (Cost $147,564,006)		191,135,708

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp., 1.45% (B), dated 12/31/2018, to be repurchased at $3,957,574 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $4,036,630.	$ 3,957,256	3,957,256

Total Repurchase Agreement (Cost $3,957,256)		3,957,256

Total Investments (Cost $151,521,262)		195,092,964
Net Other Assets (Liabilities) - 0.1%		112,940

Net Assets - 100.0%		$ 195,205,904

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$191,135,708	$—	$—	$191,135,708
Repurchase Agreement	—	3,957,256	—	3,957,256

Total Investments	$191,135,708	$3,957,256	$—	$195,092,964

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at December 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $147,564,006)	$191,135,708
Repurchase agreement, at value (cost $3,957,256)	3,957,256
Foreign currency, at value (cost $8,070)	8,322
Receivables and other assets:
Net income from securities lending	329
Shares of beneficial interest sold	61,496
Dividends and/or distributions	107,399
Interest	159
Tax reclaims	157,171

Total assets	195,427,840

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	53,302
Investment management fees	116,308
Distribution and service fees	7,868
Transfer agent costs	867
Trustees, CCO and deferred compensation fees	652
Audit and tax fees	15,689
Custody fees	9,747
Legal fees	1,442
Printing and shareholder reports fees	14,378
Other accrued expenses	1,683

Total liabilities	221,936

Net assets	$195,205,904

Net assets consist of:
Capital stock ($0.01 par value)	$97,246
Additional paid-in capital	136,217,011
Total distributable earnings (accumulated losses)	58,891,647

Net assets	$195,205,904

Net assets by class:
Initial Class	$159,402,365
Service Class	35,803,539

Shares outstanding:
Initial Class	7,975,874
Service Class	1,748,715

Net asset value and offering price per share:
Initial Class	$19.99
Service Class	20.47

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$2,006,755
Interest income	37,794
Net income from securities lending	42,984
Withholding taxes on foreign income	(74,711)

Total investment income	2,012,822

Expenses:
Investment management fees	1,528,090
Distribution and service fees:
Service Class	106,609
Transfer agent costs	3,413
Trustees, CCO and deferred compensation fees	7,377
Audit and tax fees	20,199
Custody fees	29,961
Legal fees	11,772
Printing and shareholder reports fees	15,378
Other	5,912

Total expenses	1,728,711

Net investment income (loss)	284,111

Net realized gain (loss) on:
Investments	15,385,188
Foreign currency transactions	(3,801)

Net realized gain (loss)	15,381,387

Net change in unrealized appreciation (depreciation) on:
Investments	(21,988,484)
Translation of assets and liabilities denominated in foreign currencies	(72)

Net change in unrealized appreciation (depreciation)	(21,988,556)

Net realized and change in unrealized gain (loss)	(6,607,169)

Net increase (decrease) in net assets resulting from operations	$(6,323,058)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$284,111	$445,485
Net realized gain (loss)	15,381,387	10,746,393
Net change in unrealized appreciation (depreciation)	(21,988,556)	37,637,592

Net increase (decrease) in net assets resulting from operations	(6,323,058)	48,829,470

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(9,210,764)	—
Service Class	(2,012,492)	—
Net investment income:
Initial Class	—	(694,755)
Service Class	—	(60,600)

Total dividends and/or distributions from net investment income	—	(755,355)

Net realized gains:
Initial Class	—	(3,219,617)
Service Class	—	(699,860)

Total dividends and/or distributions from net realized gains	—	(3,919,477)

Total dividends and/or distributions to shareholders	(11,223,256)	(4,674,832)

Capital share transactions:
Proceeds from shares sold:
Initial Class	16,289,643	3,646,192
Service Class	1,388,513	7,209,367

	17,678,156	10,855,559

Dividends and/or distributions reinvested:
Initial Class	9,210,764	3,914,372
Service Class	2,012,492	760,460

	11,223,256	4,674,832

Cost of shares redeemed:
Initial Class	(41,158,108)	(23,444,069)
Service Class	(9,764,596)	(7,280,361)

	(50,922,704)	(30,724,430)

Net increase (decrease) in net assets resulting from capital share transactions	(22,021,292)	(15,194,039)

Net increase (decrease) in net assets	(39,567,606)	28,960,599

Net assets:
Beginning of year	234,773,510	205,812,911

End of year	$195,205,904	$234,773,510

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$369,463

Capital share transactions - shares:
Shares issued:
Initial Class	728,732	181,628
Service Class	61,044	350,868

	789,776	532,496

Shares reinvested:
Initial Class	405,225	197,496
Service Class	86,336	37,443

	491,561	234,939

Shares redeemed:
Initial Class	(1,841,037)	(1,161,880)
Service Class	(430,898)	(352,017)

	(2,271,935)	(1,513,897)

Net increase (decrease) in shares outstanding:
Initial Class	(707,080)	(782,756)
Service Class	(283,518)	36,294

	(990,598)	(746,462)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$21.81	$17.88	$16.83		$21.45	$23.04

Investment operations:
Net investment income (loss) (A)	0.04	0.05	0.06	(B)	0.08	0.11
Net realized and unrealized gain (loss)	(0.67)	4.33	1.07		(0.42)	2.05

Total investment operations	(0.63)	4.38	1.13		(0.34)	2.16

Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.08)	(0.08)		(0.12)	(0.21)
Net realized gains	(1.14)	(0.37)	—		(4.16)	(3.54)

Total dividends and/or distributions to shareholders	(1.19)	(0.45)	(0.08)		(4.28)	(3.75)

Net asset value, end of year	$19.99	$21.81	$17.88		$16.83	$21.45

Total return	(3.56)%	24.72%	6.74%		(1.57)%	10.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$159,402	$189,398	$169,285		$182,751	$227,636
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.72%	0.72%		0.72%	0.73%
Including waiver and/or reimbursement and recapture	0.72%	0.72%	0.71	%(B)	0.72%	0.73%
Net investment income (loss) to average net assets	0.17%	0.25%	0.36	%(B)	0.42%	0.49%
Portfolio turnover rate	20%	15%	23%		19%	123%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$22.33	$18.30		$17.21		$21.84	$23.40

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.00	)(B)	0.02	(C)	0.03	0.05
Net realized and unrealized gain (loss)	(0.70)	4.43		1.09		(0.43)	2.09

Total investment operations	(0.72)	4.43		1.11		(0.40)	2.14

Dividends and/or distributions to shareholders:
Net investment income	—	(0.03)		(0.02)		(0.07)	(0.16)
Net realized gains	(1.14)	(0.37)		—		(4.16)	(3.54)

Total dividends and/or distributions to shareholders	(1.14)	(0.40)		(0.02)		(4.23)	(3.70)

Net asset value, end of year	$20.47	$22.33		$18.30		$17.21	$21.84

Total return	(3.86)%	24.41%		6.48%		(1.84)%	9.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$35,804	$45,376		$36,528		$37,107	$47,996
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.97%		0.97%		0.97%	0.98%
Including waiver and/or reimbursement and recapture	0.97%	0.97%		0.96	%(C)	0.97%	0.98%
Net investment income (loss) to average net assets	(0.07)%	(0.01)%		0.11	%(C)	0.16%	0.23%
Portfolio turnover rate	20%	15%		23%		19%	123%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Torray Concentrated Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $2,510.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $650 million	0.680%
Over $650 million up to $1.15 billion	0.660
Over $1.15 billion	0.605

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.84%	May 1, 2019
Service Class	1.09	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 44,005,455	$ —	$ 77,351,001	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
$ (1)	$ 1

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 151,593,802	$ 50,475,571	$ (6,976,409)	$ 43,499,162

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 408,518	$ 10,814,738	$ —	$ 755,355	$ 3,919,477	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 251,798	$ 15,140,436	$ —	$ —	$ —	$ 43,499,413

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Torray Concentrated Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Torray Concentrated Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica Torray Concentrated Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $10,814,738 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

(unaudited)

MARKET ENVIRONMENT

Broad global stock indexes experienced significant volatility over the 12 months ended December 31, 2018. All regions in the benchmark declined by more than 10%. Ten out of 11 benchmark sectors had negative returns due to fluctuating investor sentiment. Utilities, health care and energy performed relatively well while financials, materials and consumer discretionary underperformed. There was significant dispersion in returns across sectors as markets digested political disruption, creeping interest rates and worries about the timing of the inevitable growth slowdown.

Through periods of market turmoil we remain firmly committed to our value investment philosophy and our disciplined investment process. Our activity is dictated by process, and by a longer-term view of security value, not short-term market gyrations. As of period end, many non-U.S. equities traded at the lowest valuation levels in five years or more. Low valuation levels tell us nothing about the timing of a calmer, more stable market, but they do suggest better return prospects for the medium to long-term compared to just a year ago.

PERFORMANCE

For the year ended December 31, 2018, Transamerica TS&W International Equity VP, Initial Class returned -15.52%. By comparison, its benchmark, the MSCI EAFE Index, returned -13.36%.

STRATEGY REVIEW

The largest detractor on a regional basis was Europe, with HeidelbergCement AG as the worst-performing position. Shares of the German cement manufacturer declined as management cut profit guidance. Steep cost inflation and a late start to the construction season caused operating profits to lag top-line growth. The company traded at one of its lowest valuations since 2009 as investors shunned cyclical shares. Likewise, steel manufacturer ArcelorMittal was another notable detractor.

We held some emerging market stocks not included in the benchmark. This group, led by Guangdong Investment, Ltd. and China Mobile, Ltd., contributed to relative performance. Guangdong Investment, Ltd. benefited from market volatility as investors sought more defensive names with stable earnings. Most of Guangdong Investment, Ltd.’s operating profit stems from its steady water business, a majority of which is contracted with the Hong Kong government. China Mobile, Ltd. outperformed due to shifting investor sentiment. The company’s dominant market share and stable earnings made it a defensive option in a risk-off market environment.

Information technology stocks were the biggest drag on relative performance, with Flex, Ltd. as a notable detractor. The contract manufacturer announced the breakup of its Nike relationship and continued headwinds from its manufacturing expansion in India. The shares are undervalued and reflect a worst-case scenario. The company has potential to increase margins, improve execution under new management, accelerate free cash flow, and grow its higher-margin business. In materials, HeidelbergCement AG and ArcelorMittal were detractors.

Consumer discretionary and financial holdings were top contributors. GKN PLC (not held at year end) and Sony Corp. drove outperformance in consumer discretionary. GKN PLC rose sharply after the aerospace and auto parts manufacturer received a hostile takeover bid from British manufacturing conglomerate Melrose Industries PLC. Sony hiked its full-year guidance after strong results from its games and media segments. German securities exchange operator Deutsche Boerse AG was a notable contributor in financials. Helped by rising market volatility, the company reported strong revenue growth coupled with effective cost control. DBS Group Holdings, Ltd. was another positive contributor. The Singapore-based bank holding company reported solid financial results and an improving net-interest margin.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.4%
Repurchase Agreement	3.4
Other Investment Company	1.5
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Allocations	are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	(15.52)%	0.16%	5.53%	04/08/1991
MSCI EAFE Index (A)	(13.36)%	1.00%	6.81%
Service Class	(15.70)%	(0.08)%	5.27%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$867.60	$4.19	$1,020.70	$4.53	0.89%
Service Class	1,000.00	866.70	5.36	1,019.50	5.80	1.14

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 96.4%
Australia - 3.3%
BHP Group PLC, ADR (A)	25,400	$ 1,064,006
Challenger, Ltd.	86,677	579,373
Macquarie Group, Ltd.	21,200	1,622,385
Qantas Airways, Ltd.	429,900	1,753,212
Santos, Ltd.	160,400	619,118

		5,638,094

Belgium - 2.0%
Groupe Bruxelles Lambert SA	19,100	1,664,921
KBC Group NV	26,000	1,688,468

		3,353,389

Brazil - 1.3%
Embraer SA, ADR	99,100	2,193,083

China - 0.7%
Baidu, Inc., ADR (B)	7,300	1,157,780

Denmark - 1.0%
AP Moller - Maersk A/S, Class B	1,400	1,761,103

France - 9.9%
Airbus SE	4,100	394,408
Arkema SA	13,693	1,176,029
Engie SA	199,900	2,868,668
Peugeot SA	28,000	598,150
Publicis Groupe SA	20,700	1,187,748
Rexel SA	55,800	594,575
Sanofi	30,868	2,675,867
TOTAL SA	32,500	1,719,599
Veolia Environnement SA	133,800	2,752,525
Vivendi SA	122,400	2,984,302

		16,951,871

Germany - 11.3%
Allianz SE	10,841	2,178,555
Bayer AG	23,826	1,657,069
Deutsche Boerse AG	11,100	1,327,063
Fresenius SE & Co. KGaA	35,300	1,706,193
HeidelbergCement AG	36,400	2,231,239
Infineon Technologies AG	93,000	1,862,015
LANXESS AG	11,300	519,533
Merck KGaA	19,900	2,048,357
SAP SE	18,900	1,875,818
Siemens AG	21,907	2,444,855
Talanx AG (B)	24,300	829,816
TUI AG	50,000	705,716

		19,386,229

Hong Kong - 3.8%
China Mobile, Ltd.	211,500	2,035,186
CK Asset Holdings, Ltd.	241,900	1,770,113
CK Hutchison Holdings, Ltd.	260,100	2,497,864
Guangdong Investment, Ltd.	82,600	159,704

		6,462,867

Ireland - 2.9%
AIB Group PLC	297,200	1,253,102
DCC PLC	18,600	1,418,897
Ryanair Holdings PLC, ADR (B)	7,085	505,444
Smurfit Kappa Group PLC	66,721	1,778,124

		4,955,567

	Shares	Value
COMMON STOCKS (continued)
Italy - 2.4%
Eni SpA	124,196	$ 1,961,948
Mediobanca Banca di Credito Finanziario SpA	151,400	1,281,062
Prysmian SpA	49,335	959,911

		4,202,921

Japan - 22.7%
Astellas Pharma, Inc.	124,900	1,595,800
Bridgestone Corp.	12,600	483,410
Daiwa Securities Group, Inc.	338,900	1,720,133
Denka Co., Ltd.	25,760	725,038
FANUC Corp.	9,000	1,365,836
Fujitsu, Ltd.	10,510	655,153
Hitachi, Ltd.	61,540	1,631,440
Japan Airlines Co., Ltd.	62,300	2,207,978
JXTG Holdings, Inc.	432,600	2,246,719
Kuraray Co., Ltd.	118,500	1,666,647
MS&AD Insurance Group Holdings, Inc.	71,500	2,032,408
Nippon Telegraph & Telephone Corp.	39,900	1,627,892
ORIX Corp.	194,900	2,847,863
Resona Holdings, Inc.	274,600	1,317,113
Sega Sammy Holdings, Inc.	117,100	1,632,460
Seven & i Holdings Co., Ltd.	69,700	3,028,821
SoftBank Group Corp.	14,700	962,837
Sony Corp.	55,700	2,685,276
Square Enix Holdings Co., Ltd.	38,900	1,058,970
Sumitomo Mitsui Financial Group, Inc.	85,100	2,805,327
Toshiba Corp.	101,350	2,861,811
Toyota Industries Corp.	37,200	1,713,053

		38,871,985

Luxembourg - 1.0%
ArcelorMittal	82,500	1,714,672

Netherlands - 5.0%
ASML Holding NV	7,800	1,225,778
EXOR NV	6,000	325,724
Heineken Holding NV	29,343	2,479,455
Koninklijke Philips NV	79,065	2,801,909
NXP Semiconductors NV	24,000	1,758,720

		8,591,586

Norway - 0.6%
Marine Harvest ASA	51,900	1,093,922

Republic of Korea - 0.6%
Samsung Electronics Co., Ltd.	28,300	985,171

Singapore - 1.5%
DBS Group Holdings, Ltd.	146,200	2,541,163

Spain - 1.3%
Mediaset Espana Comunicacion SA	82,400	518,309
Siemens Gamesa Renewable Energy SA (A) (B)	140,400	1,711,585

		2,229,894

Sweden - 0.7%
Investor AB, B Shares	28,878	1,227,151

Switzerland - 7.8%
ABB, Ltd.	116,600	2,226,605
Glencore PLC (B)	194,300	721,542
Nestle SA	48,879	3,967,154

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Novartis AG	47,380	$ 4,057,821
UBS Group AG (B)	193,500	2,413,572

		13,386,694

United Kingdom - 14.8%
Aviva PLC	464,460	2,222,962
Barratt Developments PLC	144,600	852,973
British Land Co. PLC, REIT	248,100	1,686,129
HSBC Holdings PLC	291,900	2,415,570
IG Group Holdings PLC	5,300	38,506
Imperial Brands PLC	84,199	2,550,997
Inchcape PLC	154,087	1,083,142
Informa PLC	184,304	1,480,427
Inmarsat PLC	182,200	880,856
National Grid PLC	106,424	1,036,622
Persimmon PLC	36,700	902,812
Savills PLC	45,000	405,514
Standard Life Aberdeen PLC	368,287	1,205,232
TechnipFMC PLC	74,600	1,460,668
Tesco PLC	842,300	2,040,905
Unilever PLC	28,893	1,513,038
Vodafone Group PLC	1,146,844	2,235,042
Whitbread PLC	24,300	1,418,243

		25,429,638

United States - 1.8%
Allergan PLC	16,400	2,192,024
Flex, Ltd. (B)	113,800	866,018

		3,058,042

Total Common Stocks (Cost $181,853,566)		165,192,822

	Shares	Value
OTHER INVESTMENT COMPANY - 1.5%
Securities Lending Collateral - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (C)	2,609,952	$ 2,609,952

Total Other Investment Company (Cost $2,609,952)		2,609,952

	Principal	Value
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $5,741,128 on 01/02/2019. Collateralized by a U.S. Government Obligation, 0.38%, due 07/15/2025, and with a value of $5,859,269.	$ 5,740,666	5,740,666

Total Repurchase Agreement (Cost $5,740,666)		5,740,666

Total Investments (Cost $190,204,184)		173,543,440
Net Other Assets (Liabilities) - (1.3)%		(2,268,917)

Net Assets - 100.0%		$ 171,274,523

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	8.2%	$14,226,938
Banks	7.7	13,301,805
Industrial Conglomerates	5.3	9,223,427
Diversified Financial Services	4.5	7,850,264
Insurance	4.2	7,263,741
Capital Markets	4.1	7,121,659
Multi-Utilities	3.8	6,657,815
Oil, Gas & Consumable Fuels	3.8	6,547,384
Wireless Telecommunication Services	3.0	5,233,065
Food & Staples Retailing	2.9	5,069,726
Food Products	2.9	5,061,076
Electrical Equipment	2.8	4,898,101
Semiconductors & Semiconductor Equipment	2.8	4,846,513
Airlines	2.6	4,466,634
Household Durables	2.6	4,441,061
Chemicals	2.4	4,087,247
Entertainment	2.3	4,043,272
Metals & Mining	2.0	3,500,220
Media	1.8	3,186,484
Health Care Equipment & Supplies	1.6	2,801,909
Aerospace & Defense	1.5	2,587,491

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Tobacco	1.5%	$2,550,997
Diversified Telecommunication Services	1.5	2,508,748
Electronic Equipment, Instruments & Components	1.4	2,497,458
Beverages	1.4	2,479,455
Construction Materials	1.3	2,231,239
Auto Components	1.3	2,196,463
Real Estate Management & Development	1.3	2,175,627
Hotels, Restaurants & Leisure	1.2	2,123,959
Software	1.1	1,875,818
Containers & Packaging	1.0	1,778,124
Marine	1.0	1,761,103
Health Care Providers & Services	1.0	1,706,193
Equity Real Estate Investment Trusts	1.0	1,686,129
Leisure Products	0.9	1,632,460
Personal Products	0.9	1,513,038
Energy Equipment & Services	0.8	1,460,668
Machinery	0.8	1,365,836
Interactive Media & Services	0.7	1,157,780
Distributors	0.6	1,083,142
Technology Hardware, Storage & Peripherals	0.6	985,171
IT Services	0.4	655,153
Automobiles	0.3	598,150
Trading Companies & Distributors	0.3	594,575
Water Utilities	0.1	159,704

Investments	95.2	165,192,822
Short-Term Investments	4.8	8,350,618

Total Investments	100.0%	$173,543,440

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$11,197,743	$153,995,079	$—	$165,192,822
Other Investment Company	2,609,952	—	—	2,609,952
Repurchase Agreement	—	5,740,666	—	5,740,666

Total Investments	$13,807,695	$159,735,745	$—	$173,543,440

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,513,221. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $184,463,518) (including securities loaned of $2,513,221)	$167,802,774
Repurchase agreement, at value (cost $5,740,666)	5,740,666
Foreign currency, at value (cost $67,030)	67,083
Receivables and other assets:
Investments sold	379,058
Net income from securities lending	1,687
Shares of beneficial interest sold	84,195
Dividends and/or distributions	163,018
Interest	232
Tax reclaims	192,145

Total assets	174,430,858

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,609,952
Payables and other liabilities:
Investments purchased	314,805
Shares of beneficial interest redeemed	3,348
Investment management fees	112,392
Distribution and service fees	9,987
Transfer agent costs	727
Trustees, CCO and deferred compensation fees	515
Audit and tax fees	16,764
Custody fees	70,409
Legal fees	917
Printing and shareholder reports fees	12,065
Other accrued expenses	4,454

Total liabilities	3,156,335

Net assets	$171,274,523

Net assets consist of:
Capital stock ($0.01 par value)	$144,269
Additional paid-in capital	184,596,470
Total distributable earnings (accumulated losses)	(13,466,216)

Net assets	$171,274,523

Net assets by class:
Initial Class	$125,396,014
Service Class	45,878,509

Shares outstanding:
Initial Class	10,537,313
Service Class	3,889,559

Net asset value and offering price per share:
Initial Class	$11.90
Service Class	11.80

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$5,183,702
Interest income	49,385
Net income from securities lending	70,748
Withholding taxes on foreign income	(427,642)

Total investment income	4,876,193

Expenses:
Investment management fees	1,229,502
Distribution and service fees:
Service Class	137,087
Transfer agent costs	2,478
Trustees, CCO and deferred compensation fees	5,162
Audit and tax fees	22,294
Custody fees	150,078
Legal fees	8,301
Printing and shareholder reports fees	13,223
Other	8,795

Total expenses	1,576,920

Net investment income (loss)	3,299,273

Net realized gain (loss) on:
Investments	5,364,022
Foreign currency transactions	(60,755)

Net realized gain (loss)	5,303,267

Net change in unrealized appreciation (depreciation) on:
Investments	(36,655,904)
Translation of assets and liabilities denominated in foreign currencies	(4,400)

Net change in unrealized appreciation (depreciation)	(36,660,304)

Net realized and change in unrealized gain (loss)	(31,357,037)

Net increase (decrease) in net assets resulting from operations	$(28,057,764)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$3,299,273	$3,262,709
Net realized gain (loss)	5,303,267	(1,471,063)
Net change in unrealized appreciation (depreciation)	(36,660,304)	24,265,785

Net increase (decrease) in net assets resulting from operations	(28,057,764)	26,057,431

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(3,234,920)	—
Service Class	(1,177,803)	—
Net investment income:
Initial Class	—	(1,802,789)
Service Class	—	(869,894)

Total dividends and/or distributions from net investment income	—	(2,672,683)

Total dividends and/or distributions to shareholders	(4,412,723)	(2,672,683)

Capital share transactions:
Proceeds from shares sold:
Initial Class	86,238,024	6,028,588
Service Class	5,764,269	15,817,910

	92,002,293	21,846,498

Dividends and/or distributions reinvested:
Initial Class	3,234,920	1,802,789
Service Class	1,177,803	869,894

	4,412,723	2,672,683

Cost of shares redeemed:
Initial Class	(30,077,715)	(8,713,259)
Service Class	(9,161,440)	(4,899,721)

	(39,239,155)	(13,612,980)

Net increase (decrease) in net assets resulting from capital share transactions	57,175,861	10,906,201

Net increase (decrease) in net assets	24,705,374	34,290,949

Net assets:
Beginning of year	146,569,149	112,278,200

End of year	$171,274,523	$146,569,149

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$3,266,569

Capital share transactions - shares:
Shares issued:
Initial Class	6,437,566	445,651
Service Class	419,592	1,185,370

	6,857,158	1,631,021

Shares reinvested:
Initial Class	236,126	133,937
Service Class	86,666	65,112

	322,792	199,049

Shares redeemed:
Initial Class	(2,276,527)	(650,398)
Service Class	(668,496)	(371,802)

	(2,945,023)	(1,022,200)

Net increase (decrease) in shares outstanding:
Initial Class	4,397,165	(70,810)
Service Class	(162,238)	878,680

	4,234,927	807,870

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$14.43	$12.00	$12.20		$12.43	$13.42

Investment operations:
Net investment income (loss) (A)	0.29	0.36	0.27	(B)	0.31	0.41
Net realized and unrealized gain (loss)	(2.49)	2.37	(0.14)		(0.14)	(1.08)

Total investment operations	(2.20)	2.73	0.13		0.17	(0.67)

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.30)	(0.33)		(0.40)	(0.32)

Net asset value, end of year	$11.90	$14.43	$12.00		$12.20	$12.43

Total return	(15.52)%	22.91%	1.08%		1.32%	(5.18)%

Ratio and supplemental data:
Net assets end of year (000’s)	$125,396	$88,588	$74,507		$87,448	$98,735
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%	0.93%	0.91%		0.87%	0.89%
Including waiver and/or reimbursement and recapture	0.90%	0.93%	0.89	%(B)	0.87%	0.89%
Net investment income (loss) to average net assets	2.11%	2.67%	2.32	%(B)	2.41%	3.05%
Portfolio turnover rate	32%	24%	22%		26%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$14.31	$11.90	$12.11		$12.35	$13.34

Investment operations:
Net investment income (loss) (A)	0.27	0.31	0.24	(B)	0.26	0.35
Net realized and unrealized gain (loss)	(2.48)	2.37	(0.14)		(0.13)	(1.05)

Total investment operations	(2.21)	2.68	0.10		0.13	(0.70)

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.27)	(0.31)		(0.37)	(0.29)

Net asset value, end of year	$11.80	$14.31	$11.90		$12.11	$12.35

Total return	(15.70)%	22.66%	0.77%		1.04%	(5.38)%

Ratio and supplemental data:
Net assets end of year (000’s)	$45,879	$57,981	$37,771		$39,941	$32,145
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.15%	1.18%	1.16%		1.12%	1.14%
Including waiver and/or reimbursement and recapture	1.15%	1.18%	1.14	%(B)	1.12%	1.14%
Net investment income (loss) to average net assets	1.98%	2.28%	2.06	%(B)	2.05%	2.66%
Portfolio turnover rate	32%	24%	22%		26%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $1,585.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$2,609,952	$—	$—	$—	$2,609,952
Total Borrowings	$2,609,952	$—	$—	$—	$2,609,952

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2018
First $500 million	0.77%
Over $500 million up to $1 billion	0.75
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion	0.68
Prior to August 1, 2018
First $500 million	0.77
Over $500 million up to $1 billion	0.75
Over $1 billion up to $2 billion	0.72
Over $2 billion	0.69

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	1.02%	May 1, 2019
Service Class	1.27	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 102,457,451	$ —	$ 49,458,619	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions and passive foreign investment company inclusions. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and passive foreign investment company gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 192,065,268	$ 4,919,009	$ (23,440,837)	$ (18,521,828)

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the capital loss carryforwards utilized or expired are $3,969,375.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,412,723	$ —	$ —	$ 2,672,683	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,328,814	$ 2,728,607	$ —	$ —	$ —	$ (18,523,637)

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica TS&W International Equity VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica TS&W International Equity VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica TS&W International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2018.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 3,790,606	$ 233,901

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

(unaudited)

MARKET ENVIRONMENT

In U.S. equity markets an aggressive selloff in the technology sector in March of 2018 punctuated a volatile first quarter that witnessed sharp reversals in leadership as the quarter progressed. January of 2018 in many respects looked to be an extension of 2017, with both large cap and growth stocks leading the way as the S&P 500® capped the strongest month of a 15 month run of gains. February of 2018, in contrast, saw a return of volatility that persisted through the end of the quarter. As the largest sector in the S&P 500®, technology played an outsize role in both the early run up in the quarter and retesting of February lows in March. Facebook, Inc., Class A in particular struggled in March as it was revealed it had unwittingly provided personal data for up to 50 million users to a consulting firm, opening it up to regulatory scrutiny that could threaten its business model.

U.S. equity markets managed to post modest gains each month of the second quarter, even as increasing tensions around a possible global trade war contributed to a two week selloff in U.S. shares to close the quarter. With less international exposure than large capitalization stocks, small cap stocks extended year to date gains over large cap stocks. The market environment during the third quarter in many ways mimicked what had already transpired throughout much of 2018. Equities took it all in stride, having delivered exceptional profit growth over a period that was characterized by volatile politics and trade policy but relative calm when measured by indicators like CBOE Volatility Index (the “VIX”).

In what is usually a seasonally favorable period, in the fourth quarter U.S. equities exhibited their worst quarterly performance since 2011 when the market was facing debt ceiling negotiations and a credit rating downgrade from Standard & Poor’s. Although volatility prevailed during the entirety of the quarter, October and December were particularly vicious. Both months started out with building optimism based on improved outlooks for trade deals but a host of factors relating to rising interest rates, economic growth concerns and systematic or algorithmic trading strategies stifled those short-lived rallies.

PERFORMANCE

For the year ended December 31, 2018, Transamerica U.S. Equity Index VP, Service Class returned -4.99%. By comparison, its benchmark, the S&P 500®, returned -4.38%.

STRATEGY REVIEW

The Portfolio seeks investment results before fees and expenses that correspond to the performance of the S&P 500®. The Portfolio takes positions in securities that, in combination, should have similar return characteristics as the return of the S&P 500®, an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities. The primary drivers of the Portfolio’s performance during the year were cash flows, futures exposure and compounding.

On an individual security level, the top positive contributors to the Portfolio’s performance during the reporting period were Microsoft Corp., Amazon.com, Inc. and Merck & Co., Inc. The top negative contributors to the Portfolio’s performance during the reporting period were Facebook, Inc., Class A, General Electric Co. and AT&T, Inc.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feehily, CFA

Payal Gupta

Karl Schneider, CAIA

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.9%
Net Other Assets (Liabilities) ^	3.1
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018

	1 Year	10 Years or Since Inception Date of Class		Inception Date
Initial Class	N/A	(8.66	)%(A)	01/12/2018
Service Class	(4.99)%	4.45%		05/01/2017
S&P 500® (B)	(4.38)%	5.12%

(A) Not annualized.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$930.00	$0.68	$1,024.50	$0.71	0.14%
Service Class	1,000.00	928.00	1.90	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 96.9%
Aerospace & Defense - 2.4%
Arconic, Inc.	1,048	$ 17,669
Boeing Co.	1,393	449,242
General Dynamics Corp.	742	116,650
Harris Corp.	318	42,819
Huntington Ingalls Industries, Inc.	118	22,456
L3 Technologies, Inc.	184	31,953
Lockheed Martin Corp.	646	169,149
Northrop Grumman Corp.	463	113,389
Raytheon Co.	759	116,393
Textron, Inc.	600	27,594
TransDigm Group, Inc. (A)	116	39,447
United Technologies Corp.	2,127	226,483

		1,373,244

Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	378	31,786
Expeditors International of Washington, Inc.	496	33,773
FedEx Corp.	634	102,283
United Parcel Service, Inc., Class B	1,800	175,554

		343,396

Airlines - 0.4%
Alaska Air Group, Inc.	321	19,533
American Airlines Group, Inc.	995	31,949
Delta Air Lines, Inc.	1,682	83,932
Southwest Airlines Co.	1,349	62,702
United Continental Holdings, Inc. (A)	600	50,238

		248,354

Auto Components - 0.1%
Aptiv PLC	687	42,298
BorgWarner, Inc.	490	17,023
Goodyear Tire & Rubber Co.	600	12,246

		71,567

Automobiles - 0.4%
Ford Motor Co.	10,351	79,185
General Motors Co.	3,500	117,075
Harley-Davidson, Inc.	400	13,648

		209,908

Banks - 5.5%
Bank of America Corp.	24,200	596,288
BB&T Corp.	2,037	88,243
Citigroup, Inc.	6,600	343,596
Citizens Financial Group, Inc.	1,202	35,736
Comerica, Inc.	431	29,605
Fifth Third Bancorp	1,693	39,836
First Republic Bank	400	34,760
Huntington Bancshares, Inc.	2,700	32,184
JPMorgan Chase & Co.	8,800	859,056
KeyCorp	2,594	38,339
M&T Bank Corp.	377	53,960
People’s United Financial, Inc.	870	12,554
PNC Financial Services Group, Inc.	1,223	142,981
Regions Financial Corp.	2,711	36,273
SunTrust Banks, Inc.	1,181	59,570
SVB Financial Group (A)	127	24,120
US Bancorp	3,928	179,510
Wells Fargo & Co.	11,300	520,704
Zions Bancorp NA	492	20,044

		3,147,359

	Shares	Value
COMMON STOCKS (continued)
Beverages - 1.8%
Brown-Forman Corp., Class B	451	$ 21,459
Coca-Cola Co.	10,158	480,981
Constellation Brands, Inc., Class A	427	68,670
Molson Coors Brewing Co., Class B	462	25,946
Monster Beverage Corp. (A)	1,057	52,025
PepsiCo, Inc.	3,700	408,776

		1,057,857

Biotechnology - 2.5%
AbbVie, Inc.	4,000	368,760
Alexion Pharmaceuticals, Inc. (A)	612	59,584
Amgen, Inc.	1,730	336,779
Biogen, Inc. (A)	525	157,983
Celgene Corp. (A)	1,800	115,362
Gilead Sciences, Inc.	3,401	212,733
Incyte Corp. (A)	500	31,795
Regeneron Pharmaceuticals, Inc. (A)	202	75,447
Vertex Pharmaceuticals, Inc. (A)	649	107,546

		1,465,989

Building Products - 0.3%
A.O. Smith Corp.	344	14,689
Allegion PLC	312	24,869
Fortune Brands Home & Security, Inc.	348	13,220
Johnson Controls International PLC	2,500	74,125
Masco Corp.	757	22,135

		149,038

Capital Markets - 2.7%
Affiliated Managers Group, Inc.	205	19,975
Ameriprise Financial, Inc.	433	45,192
Bank of New York Mellon Corp.	2,384	112,215
BlackRock, Inc.	324	127,274
Cboe Global Markets, Inc.	263	25,729
Charles Schwab Corp.	3,100	128,743
CME Group, Inc.	952	179,090
E*TRADE Financial Corp.	707	31,023
Franklin Resources, Inc.	799	23,698
Goldman Sachs Group, Inc.	927	154,855
Intercontinental Exchange, Inc.	1,484	111,790
Invesco, Ltd.	971	16,255
Moody’s Corp.	492	68,900
Morgan Stanley	3,400	134,810
MSCI, Inc.	278	40,986
Nasdaq, Inc.	351	28,631
Northern Trust Corp.	600	50,154
Raymond James Financial, Inc.	356	26,490
S&P Global, Inc.	639	108,592
State Street Corp.	995	62,755
T. Rowe Price Group, Inc.	623	57,515

		1,554,672

Chemicals - 2.0%
Air Products & Chemicals, Inc.	564	90,268
Albemarle Corp.	341	26,281
Celanese Corp.	363	32,659
CF Industries Holdings, Inc.	600	26,106
DowDuPont, Inc.	6,000	320,880
Eastman Chemical Co.	382	27,928
Ecolab, Inc.	721	106,239

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
FMC Corp.	358	$ 26,478
International Flavors & Fragrances, Inc.	238	31,956
Linde PLC	1,473	229,847
LyondellBasell Industries NV, Class A	800	66,528
Mosaic Co.	900	26,289
PPG Industries, Inc.	621	63,485
Sherwin-Williams Co.	214	84,201

		1,159,145

Commercial Services & Supplies - 0.4%
Cintas Corp.	202	33,934
Copart, Inc. (A)	500	23,890
Republic Services, Inc.	546	39,361
Rollins, Inc.	450	16,245
Waste Management, Inc.	1,002	89,168

		202,598

Communications Equipment - 1.1%
Arista Networks, Inc. (A)	124	26,127
Cisco Systems, Inc.	11,900	515,627
F5 Networks, Inc. (A)	139	22,522
Juniper Networks, Inc.	858	23,089
Motorola Solutions, Inc.	400	46,016

		633,381

Construction & Engineering - 0.1%
Fluor Corp.	387	12,461
Jacobs Engineering Group, Inc.	284	16,603
Quanta Services, Inc.	400	12,040

		41,104

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	152	26,124
Vulcan Materials Co.	400	39,520

		65,644

Consumer Finance - 0.6%
American Express Co.	1,900	181,108
Capital One Financial Corp.	1,269	95,924
Discover Financial Services	900	53,082
Synchrony Financial	1,702	39,929

		370,043

Containers & Packaging - 0.3%
Avery Dennison Corp.	291	26,141
Ball Corp.	918	42,210
International Paper Co.	1,100	44,396
Packaging Corp. of America	227	18,945
Sealed Air Corp.	400	13,936
WestRock Co.	666	25,148

		170,776

Distributors - 0.1%
Genuine Parts Co.	357	34,279
LKQ Corp. (A)	835	19,815

		54,094

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	500	12,685

Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc., Class B (A)	5,154	1,052,344
Jefferies Financial Group, Inc.	815	14,148

		1,066,492

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	19,295	$ 550,679
CenturyLink, Inc.	2,355	35,678
Verizon Communications, Inc.	10,953	615,778

		1,202,135

Electric Utilities - 2.0%
Alliant Energy Corp.	583	24,632
American Electric Power Co., Inc.	1,339	100,077
Duke Energy Corp.	1,890	163,107
Edison International	856	48,595
Entergy Corp.	440	37,871
Evergy, Inc.	700	39,739
Eversource Energy	797	51,837
Exelon Corp.	2,500	112,750
FirstEnergy Corp.	1,200	45,060
NextEra Energy, Inc.	1,274	221,447
PG&E Corp. (A)	1,277	30,329
Pinnacle West Capital Corp.	344	29,309
PPL Corp.	1,935	54,818
Southern Co.	2,636	115,773
Xcel Energy, Inc.	1,290	63,558

		1,138,902

Electrical Equipment - 0.5%
Acuity Brands, Inc.	46	5,288
AMETEK, Inc.	642	43,463
Eaton Corp. PLC	1,133	77,792
Emerson Electric Co.	1,622	96,914
Rockwell Automation, Inc.	293	44,091

		267,548

Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	805	65,221
Corning, Inc.	2,056	62,112
FLIR Systems, Inc.	400	17,416
IPG Photonics Corp. (A)	63	7,137
Keysight Technologies, Inc. (A)	500	31,040
TE Connectivity, Ltd.	873	66,025

		248,951

Energy Equipment & Services - 0.5%
Baker Hughes a GE Co.	1,300	27,950
Halliburton Co.	2,300	61,134
Helmerich & Payne, Inc.	275	13,184
National Oilwell Varco, Inc.	1,000	25,700
Schlumberger, Ltd.	3,688	133,063
TechnipFMC PLC	1,100	21,538

		282,569

Entertainment - 2.0%
Activision Blizzard, Inc.	2,000	93,140
Electronic Arts, Inc. (A)	843	66,521
Netflix, Inc. (A)	1,158	309,950
Take-Two Interactive Software, Inc. (A)	345	35,514
Twenty-First Century Fox, Inc., Class A	2,815	135,458
Twenty-First Century Fox, Inc., Class B	1,224	58,483
Viacom, Inc., Class B	897	23,053
Walt Disney Co.	3,953	433,447

		1,155,566

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 2.8%
Alexandria Real Estate Equities, Inc.	249	$ 28,695
American Tower Corp.	1,200	189,828
Apartment Investment & Management Co., Class A	385	16,894
AvalonBay Communities, Inc.	360	62,658
Boston Properties, Inc.	408	45,920
Crown Castle International Corp.	1,108	120,362
Digital Realty Trust, Inc.	544	57,963
Duke Realty Corp.	845	21,885
Equinix, Inc.	202	71,217
Equity Residential	956	63,106
Essex Property Trust, Inc.	178	43,647
Extra Space Storage, Inc.	345	31,216
Federal Realty Investment Trust	200	23,608
HCP, Inc.	1,200	33,516
Host Hotels & Resorts, Inc.	1,903	31,723
Iron Mountain, Inc.	716	23,206
Kimco Realty Corp.	1,043	15,280
Macerich Co.	300	12,984
Mid-America Apartment Communities, Inc.	346	33,112
Prologis, Inc.	1,600	93,952
Public Storage	391	79,142
Realty Income Corp.	800	50,432
Regency Centers Corp.	457	26,817
SBA Communications Corp. (A)	300	48,567
Simon Property Group, Inc.	824	138,424
SL Green Realty Corp.	220	17,398
UDR, Inc.	707	28,011
Ventas, Inc.	908	53,200
Vornado Realty Trust	509	31,573
Welltower, Inc.	959	66,564
Weyerhaeuser Co.	1,900	41,534

		1,602,434

Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	1,191	242,619
Kroger Co.	2,151	59,152
Sysco Corp.	1,236	77,448
Walgreens Boots Alliance, Inc.	2,200	150,326
Walmart, Inc.	3,800	353,970

		883,515

Food Products - 1.1%
Archer-Daniels-Midland Co.	1,444	59,161
Campbell Soup Co.	488	16,099
Conagra Brands, Inc.	1,144	24,436
General Mills, Inc.	1,574	61,291
Hershey Co.	400	42,872
Hormel Foods Corp.	700	29,876
J.M. Smucker, Co.	359	33,563
Kellogg Co.	660	37,627
Kraft Heinz Co.	1,592	68,520
Lamb Weston Holdings, Inc.	400	29,424
McCormick & Co., Inc.	335	46,645
Mondelez International, Inc., Class A	3,819	152,874
Tyson Foods, Inc., Class A	787	42,026

		644,414

Health Care Equipment & Supplies - 3.3%
Abbott Laboratories	4,600	332,718

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
ABIOMED, Inc. (A)	122	$ 39,655
Align Technology, Inc. (A)	197	41,258
Baxter International, Inc.	1,345	88,528
Becton Dickinson and Co.	697	157,048
Boston Scientific Corp. (A)	3,680	130,051
Cooper Cos., Inc.	122	31,049
Danaher Corp.	1,600	164,992
DENTSPLY SIRONA, Inc.	550	20,465
Edwards Lifesciences Corp. (A)	527	80,721
Hologic, Inc. (A)	722	29,674
IDEXX Laboratories, Inc. (A)	215	39,994
Intuitive Surgical, Inc. (A)	296	141,760
Medtronic PLC	3,600	327,456
ResMed, Inc.	373	42,474
Stryker Corp.	868	136,059
Varian Medical Systems, Inc. (A)	299	33,880
Zimmer Biomet Holdings, Inc.	538	55,801

		1,893,583

Health Care Providers & Services - 3.1%
AmerisourceBergen Corp.	411	30,578
Anthem, Inc.	678	178,063
Cardinal Health, Inc.	769	34,297
Centene Corp. (A)	532	61,340
Cigna Corp. (A)	1,012	192,290
CVS Health Corp.	3,370	220,802
DaVita, Inc. (A)	367	18,886
HCA Healthcare, Inc.	677	84,253
Henry Schein, Inc. (A)	434	34,078
Humana, Inc.	350	100,268
Laboratory Corp. of America Holdings (A)	240	30,326
McKesson Corp.	560	61,863
Quest Diagnostics, Inc.	372	30,977
UnitedHealth Group, Inc.	2,546	634,260
Universal Health Services, Inc., Class B	211	24,594
WellCare Health Plans, Inc. (A)	124	29,275

		1,766,150

Health Care Technology - 0.1%
Cerner Corp. (A)	894	46,881

Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	1,029	50,730
Chipotle Mexican Grill, Inc. (A)	61	26,339
Darden Restaurants, Inc.	306	30,557
Hilton Worldwide Holdings, Inc.	834	59,881
Marriott International, Inc., Class A	726	78,814
McDonald’s Corp.	2,031	360,645
MGM Resorts International	1,258	30,519
Norwegian Cruise Line Holdings, Ltd. (A)	602	25,519
Royal Caribbean Cruises, Ltd.	415	40,583
Starbucks Corp.	3,297	212,327
Wynn Resorts, Ltd.	300	29,673
Yum! Brands, Inc.	836	76,845

		1,022,432

Household Durables - 0.3%
D.R. Horton, Inc.	925	32,060
Garmin, Ltd.	300	18,996
Leggett & Platt, Inc.	365	13,082

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Lennar Corp., Class A	747	$ 29,245
Mohawk Industries, Inc. (A)	225	26,316
Newell Brands, Inc.	1,100	20,449
PulteGroup, Inc.	699	18,167
Whirlpool Corp.	173	18,489

		176,804

Household Products - 1.6%
Church & Dwight Co., Inc.	602	39,588
Clorox Co.	343	52,870
Colgate-Palmolive Co.	2,237	133,146
Kimberly-Clark Corp.	948	108,015
Procter & Gamble Co.	6,604	607,040

		940,659

Independent Power & Renewable Electricity Producers - 0.1%
AES Corp.	1,757	25,406
NRG Energy, Inc.	796	31,522

		56,928

Industrial Conglomerates - 1.4%
3M Co.	1,591	303,149
General Electric Co.	23,139	175,162
Honeywell International, Inc.	1,997	263,844
Roper Technologies, Inc.	269	71,694

		813,849

Insurance - 2.3%
Aflac, Inc.	1,984	90,391
Allstate Corp.	960	79,325
American International Group, Inc.	2,300	90,643
Aon PLC	643	93,467
Arthur J. Gallagher & Co.	452	33,312
Assurant, Inc.	142	12,700
Brighthouse Financial, Inc. (A)	319	9,723
Chubb, Ltd.	1,207	155,920
Cincinnati Financial Corp.	370	28,645
Everest Re Group, Ltd.	98	21,340
Hartford Financial Services Group, Inc.	900	40,005
Lincoln National Corp.	528	27,092
Loews Corp.	684	31,136
Marsh & McLennan Cos., Inc.	1,334	106,387
MetLife, Inc.	2,612	107,249
Principal Financial Group, Inc.	715	31,582
Progressive Corp.	1,574	94,959
Prudential Financial, Inc.	1,098	89,542
Torchmark Corp.	338	25,191
Travelers Cos., Inc.	665	79,634
Unum Group	600	17,628
Willis Towers Watson PLC	400	60,744

		1,326,615

Interactive Media & Services - 4.5%
Alphabet, Inc., Class A (A)	792	827,608
Alphabet, Inc., Class C (A)	815	844,022
Facebook, Inc., Class A (A)	6,366	834,519
TripAdvisor, Inc. (A)	317	17,099
Twitter, Inc. (A)	1,800	51,732

		2,574,980

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 3.4%
Amazon.com, Inc. (A)	1,088	$ 1,634,143
Booking Holdings, Inc. (A)	124	213,580
eBay, Inc. (A)	2,500	70,175
Expedia Group, Inc.	300	33,795

		1,951,693

IT Services - 4.7%
Accenture PLC, Class A	1,693	238,730
Akamai Technologies, Inc. (A)	421	25,715
Alliance Data Systems Corp.	129	19,360
Automatic Data Processing, Inc.	1,143	149,870
Broadridge Financial Solutions, Inc.	300	28,875
Cognizant Technology Solutions Corp., Class A	1,473	93,506
DXC Technology Co.	781	41,526
Fidelity National Information Services, Inc.	882	90,449
Fiserv, Inc. (A)	1,060	77,899
FleetCor Technologies, Inc. (A)	230	42,716
Gartner, Inc. (A)	247	31,576
Global Payments, Inc.	473	48,780
International Business Machines Corp.	2,400	272,808
Jack Henry & Associates, Inc.	200	25,304
Mastercard, Inc., Class A	2,418	456,156
Paychex, Inc.	797	51,925
PayPal Holdings, Inc. (A)	3,100	260,679
Total System Services, Inc.	500	40,645
VeriSign, Inc. (A)	257	38,110
Visa, Inc., Class A	4,700	620,118
Western Union Co.	1,162	19,824

		2,674,571

Leisure Products - 0.1%
Hasbro, Inc.	291	23,644
Mattel, Inc. (A)	858	8,571

		32,215

Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	847	57,139
Illumina, Inc. (A)	392	117,572
IQVIA Holdings, Inc. (A)	483	56,110
Mettler-Toledo International, Inc. (A)	59	33,369
PerkinElmer, Inc.	344	27,021
Thermo Fisher Scientific, Inc.	1,102	246,617
Waters Corp. (A)	200	37,730

		575,558

Machinery - 1.5%
Caterpillar, Inc.	1,557	197,848
Cummins, Inc.	400	53,456
Deere & Co.	830	123,811
Dover Corp.	400	28,380
Flowserve Corp.	390	14,828
Fortive Corp.	784	53,045
Illinois Tool Works, Inc.	866	109,714
Ingersoll-Rand PLC	700	63,861
PACCAR, Inc.	947	54,112
Parker-Hannifin Corp.	400	59,656
Pentair PLC	437	16,510
Snap-on, Inc.	135	19,614
Stanley Black & Decker, Inc.	456	54,601

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Xylem, Inc.	468	$ 31,225

		880,661

Media - 1.2%
CBS Corp., Class B	893	39,042
Charter Communications, Inc., Class A (A)	465	132,511
Comcast Corp., Class A	11,900	405,195
Discovery, Inc., Class A (A)	408	10,094
Discovery, Inc., Class C (A)	944	21,787
DISH Network Corp., Class A (A)	544	13,584
Interpublic Group of Cos., Inc.	900	18,567
News Corp., Class A	1,000	11,350
News Corp., Class B	400	4,620
Omnicom Group, Inc.	642	47,020

		703,770

Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	3,640	37,528
Newmont Mining Corp.	1,404	48,649
Nucor Corp.	859	44,505

		130,682

Multi-Utilities - 1.0%
Ameren Corp.	679	44,291
CenterPoint Energy, Inc.	1,225	34,582
CMS Energy Corp.	692	34,358
Consolidated Edison, Inc.	795	60,786
Dominion Energy, Inc.	1,763	125,984
DTE Energy Co.	491	54,157
NiSource, Inc.	880	22,308
Public Service Enterprise Group, Inc.	1,286	66,936
SCANA Corp.	339	16,198
Sempra Energy	700	75,733
WEC Energy Group, Inc.	809	56,031

		591,364

Multiline Retail - 0.5%
Dollar General Corp.	675	72,954
Dollar Tree, Inc. (A)	600	54,192
Kohl’s Corp.	466	30,914
Macy’s, Inc.	809	24,092
Nordstrom, Inc.	291	13,564
Target Corp.	1,410	93,187

		288,903

Oil, Gas & Consumable Fuels - 4.6%
Anadarko Petroleum Corp.	1,376	60,324
Apache Corp.	998	26,197
Cabot Oil & Gas Corp.	1,135	25,367
Chevron Corp.	5,066	551,130
Cimarex Energy Co.	300	18,495
Concho Resources, Inc. (A)	560	57,562
ConocoPhillips	3,000	187,050
Devon Energy Corp.	1,168	26,327
Diamondback Energy, Inc.	400	37,080
EOG Resources, Inc.	1,552	135,350
Exxon Mobil Corp.	11,220	765,092
Hess Corp.	607	24,583
HollyFrontier Corp.	400	20,448
Kinder Morgan, Inc.	4,786	73,609
Marathon Oil Corp.	2,182	31,290

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	1,780	$ 105,038
Newfield Exploration Co. (A)	536	7,858
Noble Energy, Inc.	1,227	23,019
Occidental Petroleum Corp.	2,000	122,760
ONEOK, Inc.	1,100	59,345
Phillips 66	1,100	94,765
Pioneer Natural Resources Co.	458	60,236
Range Resources Corp.	366	3,503
Valero Energy Corp.	1,153	86,440
Williams Cos., Inc.	3,046	67,164

		2,670,032

Personal Products - 0.1%
Coty, Inc., Class A	998	6,547
Estee Lauder Cos., Inc., Class A	575	74,807

		81,354

Pharmaceuticals - 5.1%
Allergan PLC	845	112,943
Bristol-Myers Squibb Co.	4,337	225,437
Eli Lilly & Co.	2,541	294,045
Johnson & Johnson	7,106	917,029
Merck & Co., Inc.	7,000	534,870
Mylan NV (A)	1,317	36,086
Nektar Therapeutics (A)	400	13,148
Perrigo Co. PLC	355	13,756
Pfizer, Inc.	15,300	667,845
Zoetis, Inc.	1,247	106,668

		2,921,827

Professional Services - 0.3%
Equifax, Inc.	367	34,179
IHS Markit, Ltd. (A)	880	42,214
Nielsen Holdings PLC	852	19,877
Robert Half International, Inc.	347	19,848
Verisk Analytics, Inc. (A)	400	43,616

		159,734

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	846	33,874

Road & Rail - 1.0%
CSX Corp.	2,100	130,473
JB Hunt Transport Services, Inc.	285	26,516
Kansas City Southern	238	22,717
Norfolk Southern Corp.	693	103,631
Union Pacific Corp.	1,942	268,443

		551,780

Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices, Inc. (A)	2,123	39,191
Analog Devices, Inc.	980	84,113
Applied Materials, Inc.	2,517	82,407
Broadcom, Inc.	1,125	286,065
Intel Corp.	12,000	563,160
KLA-Tencor Corp.	400	35,796
Lam Research Corp.	419	57,055
Maxim Integrated Products, Inc.	700	35,595
Microchip Technology, Inc.	598	43,008
Micron Technology, Inc. (A)	3,038	96,396
NVIDIA Corp.	1,600	213,600
Qorvo, Inc. (A)	300	18,219

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	3,200	$ 182,112
Skyworks Solutions, Inc.	432	28,953
Texas Instruments, Inc.	2,530	239,085
Xilinx, Inc.	631	53,742

		2,058,497

Software - 6.0%
Adobe, Inc. (A)	1,276	288,682
ANSYS, Inc. (A)	199	28,445
Autodesk, Inc. (A)	600	77,166
Cadence Design Systems, Inc. (A)	715	31,088
Citrix Systems, Inc.	371	38,013
Fortinet, Inc. (A)	400	28,172
Intuit, Inc.	691	136,023
Microsoft Corp.	20,468	2,078,935
Oracle Corp.	6,700	302,505
Red Hat, Inc. (A)	447	78,511
salesforce.com, Inc. (A)	2,000	273,940
Symantec Corp.	1,644	31,063
Synopsys, Inc. (A)	361	30,411

		3,422,954

Specialty Retail - 2.2%
Advance Auto Parts, Inc.	178	28,028
AutoZone, Inc. (A)	69	57,845
Best Buy Co., Inc.	630	33,365
CarMax, Inc. (A)	435	27,288
Foot Locker, Inc.	347	18,460
Gap, Inc.	537	13,833
Home Depot, Inc.	2,985	512,883
L Brands, Inc.	598	15,351
Lowe’s Cos., Inc.	2,092	193,217
O’Reilly Automotive, Inc. (A)	200	68,866
Ross Stores, Inc.	991	82,451
Tiffany & Co.	267	21,496
TJX Cos., Inc.	3,300	147,642
Tractor Supply Co.	300	25,032
Ulta Beauty, Inc. (A)	133	32,564

		1,278,321

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	12,000	$ 1,892,880
Hewlett Packard Enterprise Co.	3,776	49,881
HP, Inc.	4,172	85,359
NetApp, Inc.	689	41,113
Seagate Technology PLC	703	27,129
Western Digital Corp.	698	25,805
Xerox Corp.	500	9,880

		2,132,047

Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.	932	11,678
Michael Kors Holdings, Ltd. (A)	391	14,827
NIKE, Inc., Class B	3,400	252,076
PVH Corp.	200	18,590
Ralph Lauren Corp.	208	21,519
Tapestry, Inc.	740	24,975
Under Armour, Inc., Class A (A)	500	8,835
Under Armour, Inc., Class C (A)	500	8,085
VF Corp.	900	64,206

		424,791

Tobacco - 0.9%
Altria Group, Inc.	4,900	242,011
Philip Morris International, Inc.	4,100	273,716

		515,727

Trading Companies & Distributors - 0.2%
Fastenal Co.	761	39,793
United Rentals, Inc. (A)	200	20,506
WW Grainger, Inc.	124	35,012

		95,311

Water Utilities - 0.1%
American Water Works Co., Inc.	461	41,845

Total Common Stocks (Cost $59,489,024)		55,659,772

Total Investments (Cost $59,489,024)		55,659,772
Net Other Assets (Liabilities) - 3.1%		1,769,476

Net Assets - 100.0%		$ 57,429,248

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	Long	14	03/15/2019	$1,834,382	$1,753,640	$—	$(80,742)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$55,659,772	$—	$—	$55,659,772

Total Investments	$55,659,772	$—	$—	$55,659,772

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(80,742)	$—	$—	$(80,742)

Total Other Financial Instruments	$(80,742)	$—	$—	$(80,742)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the period ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $59,489,024)	$55,659,772
Cash	1,552,737
Cash collateral pledged at broker for:
Futures contracts	92,400
Receivables and other assets:
Investments sold	36,263
Shares of beneficial interest sold	65,293
Dividends and/or distributions	62,605
Due from investment manager	26,262
Variation margin receivable on futures contracts	13,421

Total assets	57,508,753

Liabilities:
Payables and other liabilities:
Investments purchased	34,747
Distribution and service fees	11,409
Transfer agent costs	206
Trustees, CCO and deferred compensation fees	148
Audit and tax fees	13,618
Custody fees	18,451
Legal fees	162
Printing and shareholder reports fees	487
Other accrued expenses	277

Total liabilities	79,505

Net assets	$57,429,248

Net assets consist of:
Capital stock ($0.01 par value)	$53,552
Additional paid-in capital	60,662,760
Total distributable earnings (accumulated losses)	(3,287,064)

Net assets	$57,429,248

Net assets by class:
Initial Class	$3,735,123
Service Class	53,694,125

Shares outstanding:
Initial Class	347,805
Service Class	5,007,384

Net asset value and offering price per share:
Initial Class	$10.74
Service Class	10.72

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$814,224
Interest income	913

Total investment income	815,137

Expenses:
Investment management fees	33,194
Distribution and service fees:
Service Class	100,866
Transfer agency costs
Initial Class	18
Service Class	639
Trustees, CCO and deferred compensation fees	1,428
Audit and tax fees	43,583
Custody fees	41,729
Legal fees	7,812
Printing and shareholder reports fees	7,335
Dues and subscriptions fees	31,239
Other	533

Total expenses before waiver and/or reimbursement and recapture	268,376

Expenses waived and/or reimbursed:
Initial Class	(4,083)
Service Class	(106,788)
Recapture of previously waived and/or reimbursed fees:
Initial Class	1,060
Service Class	392

Net expenses	158,957

Net investment income (loss)	656,180

Net realized gain (loss) on:
Investments	87,835
Futures contracts	(99,779)

Net realized gain (loss)	(11,944)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,919,453)
Futures contracts	(78,546)

Net change in unrealized appreciation (depreciation)	(4,997,999)

Net realized and change in unrealized gain (loss)	(5,009,943)

Net increase (decrease) in net assets resulting from operations	$(4,353,763)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2018 (A)	December 31, 2017 (B)
From operations:
Net investment income (loss)	$656,180	$88,454
Net realized gain (loss)	(11,944)	54,673
Net change in unrealized appreciation (depreciation)	(4,997,999)	1,088,005

Net increase (decrease) in net assets resulting from operations	(4,353,763)	1,231,132

Distributions (C):
Dividends and/or distributions to shareholders:
Initial Class	(4,815)	—
Service Class	(160,426)	—

Total dividends and/or distributions to shareholders	(165,241)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,158,926	—
Service Class	39,884,307	20,105,677

	44,043,233	20,105,677

Dividends and/or distributions reinvested:
Initial Class	4,815	—
Service Class	160,426	—

	165,241	—

Cost of shares redeemed:
Initial Class	(87,402)	—
Service Class	(2,812,920)	(696,709)

	(2,900,322)	(696,709)

Net increase (decrease) in net assets resulting from capital share transactions	41,308,152	19,408,968

Net increase (decrease) in net assets	36,789,148	20,640,100

Net assets:
Beginning of period/year	20,640,100	—

End of period/year	$57,429,248	$20,640,100

Undistributed (distributions in excess of) net investment income (loss) (C)	—	$89,262

Capital share transactions - shares:
Shares issued:
Initial Class	354,853	—
Service Class	3,417,686	1,888,909

	3,772,539	1,888,909

Shares reinvested:
Initial Class	396	—
Service Class	13,193	—

	13,589	—

Shares redeemed:
Initial Class	(7,444)	—
Service Class	(246,449)	(65,955)

	(253,893)	(65,955)

Net increase (decrease) in shares outstanding:
Initial Class	347,805	—
Service Class	3,184,430	1,822,954

	3,532,235	1,822,954

(A)	Initial Class commenced operations on January 12, 2018.
(B)	Service Class commenced operations on May 1, 2017.
(C)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the period ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Initial Class
	December 31, 2018 (A)
Net asset value, beginning of period	$11.80

Investment operations:
Net investment income (loss) (B)	0.21
Net realized and unrealized gain (loss)	(1.22)

Total investment operations	(1.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.03)
Net realized gains	(0.02)

Total dividends and/or distributions to shareholders	(0.05)

Net asset value, end of period	$10.74

Total return	(8.66	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$3,735
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.40	%(D)
Including waiver and/or reimbursement and recapture	0.14	%(D)
Net investment income (loss) to average net assets	1.88	%(D)
Portfolio turnover rate	1	%(C)

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and year indicated:

	Service Class
	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$11.32	$10.00

Investment operations:
Net investment income (loss) (B)	0.18	0.11
Net realized and unrealized gain (loss)	(0.74)	1.21

Total investment operations	(0.56)	1.32

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	—
Net realized gains	(0.02)	—

Total dividends and/or distributions to shareholders	(0.04)	—

Net asset value, end of period/year	$10.72	$11.32

Total return	(4.99)%	13.20	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$53,694	$20,640
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	1.03	%(D)
Including waiver and/or reimbursement and recapture	0.39%	0.39	%(D)
Net investment income (loss) to average net assets	1.57%	1.49	%(D)
Portfolio turnover rate	1%	4	%(C)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica U.S. Equity Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(80,742)	$—	$—	$(80,742)
Total	$—	$—	$(80,742)	$—	$—	$(80,742)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(99,779)	$—	$—	$(99,779)
Total	$—	$—	$(99,779)	$—	$—	$(99,779)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(78,546)	$—	$—	$(78,546)
Total	$—	$—	$(78,546)	$—	$—	$(78,546)

The following is a summary of the ending monthly average volume on derivative activity during the period ended December 31, 2018.

Futures Contracts at Notional Amount
Long	Short
$ 1,466,795	$ —

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Index tracking: While an index fund seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), an index fund’s return may not match the return of the index. An index fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, an index fund may not be fully invested at times, generally as a result of cash flows or reserves of cash held by an index fund to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between an index fund’s return and that of its stated index.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.08% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.14%	May 1, 2019
Service Class	0.39	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2017 (A)	2018 (B)	Total
Initial Class	$—	$3,023	$3,023
Service Class	37,714	106,788	144,502

(A)	Service Class commenced operations on May 1, 2017.
(B)	Initial Class commenced operations on January 12, 2018.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the period ended December 31, 2018.

9. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 41,351,344	$ —	$ 493,364	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 59,500,540	$ 1,671,571	$ (5,512,339)	$ (3,840,768)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-term
$ 34,139	$ 46,750

During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 143,505	$ 21,736	$ —	$ —	$ —	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 634,593	$ —	$ (80,889)	$ —	$ —	$ (3,840,768)

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica U.S. Equity Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica U.S. Equity Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statements of operations for the year then ended, and statements changes in net assets and the financial highlights for the year then ended and for the period from May 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, and the results of its operations for the year then ended, and the changes in its net assets, and its financial highlights for the year then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica U.S. Equity Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $21,736 for the period ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® posted negative results over the trailing 12-month period ended December 31, 2018. The U.S. Federal Reserve (“Fed”) raised its benchmark interest rate four times during the year, in-line with expectations, although it signaled a more dovish path heading into 2019.

Bullish sentiment was exceptionally strong to start 2018, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February, which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first calendar year of negative U.S. equity returns since 2008.

Returns varied by market capitalization; large-cap stocks, as measured by the S&P 500®, outperformed small- and mid-cap stocks, as measured by the Russell 2000® Index and S&P 400® Index, respectively.

PERFORMANCE

For the year ended December 31, 2018, Transamerica WMC US Growth II VP, Initial Class returned 0.84%. By comparison, its benchmark, the Russell 1000® Growth Index, returned -1.51%.

STRATEGY REVIEW

The Portfolio’s management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance by focusing largely on stock selection.

The Portfolio outperformed its benchmark for the 12-month period ended December 31, 2018.

During the period, strong stock selection within the information technology, communication services, and consumer discretionary sectors contributed the most to relative performance. This was partially offset by weak security selection within financials and consumer staples. Sector allocation, a result of the bottom-up stock selection process, also contributed to relative performance. The Portoflio’s underweight in materials and marginal overweight in information technology contributed, while an underweight in health care and overweight in communication services partially offset positive allocation effects.

The Portoflio’s largest individual contributors to relative performance during the period were Workday, Inc., Class A, a provider of financial and human management software; Nvidia Corp. (not held at period end), a supplier of graphic processors; and Mastercard, Inc., Class A, a electronic transactions company.

The Portfolio’s largest relative detractors during the period included Mohawk Industries, Inc. (not held at period end), a flooring manufacturer; Fortune Brands Home & Security, Inc., a home and security company and an underweight to Microsoft Corp., a software and consumer electronics company.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.9%
Other Investment Company	0.0 *
Net Other Assets (Liabilities)	0.1
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	0.84%	10.20%	14.41%	12/30/2003
Russell 1000® Growth Index (A)	(1.51)%	10.40%	15.29%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$915.10	$1.45	$1,023.70	$1.53	0.30%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 99.9%
Aerospace & Defense - 2.8%
Boeing Co.	871	$ 280,897

Banks - 0.6%
SVB Financial Group (A)	307	58,305

Beverages - 1.8%
Constellation Brands, Inc., Class A	427	68,670
Monster Beverage Corp. (A)	2,186	107,595

		176,265

Biotechnology - 2.7%
Biogen, Inc. (A)	262	78,841
Incyte Corp. (A)	533	33,893
Seattle Genetics, Inc. (A)	1,083	61,363
Vertex Pharmaceuticals, Inc. (A)	562	93,129

		267,226

Building Products - 0.8%
Fortune Brands Home & Security, Inc.	2,050	77,880

Capital Markets - 2.6%
BlackRock, Inc.	164	64,423
Intercontinental Exchange, Inc.	1,410	106,215
MarketAxess Holdings, Inc.	407	86,003

		256,641

Chemicals - 1.9%
PPG Industries, Inc.	1,218	124,516
Sherwin-Williams Co.	155	60,986

		185,502

Commercial Services & Supplies - 0.8%
Copart, Inc. (A)	1,694	80,939

Consumer Finance - 0.8%
Capital One Financial Corp.	1,062	80,277

Diversified Telecommunication Services - 1.6%
Verizon Communications, Inc.	2,766	155,505

Electrical Equipment - 1.7%
AMETEK, Inc.	1,393	94,306
Eaton Corp. PLC	1,040	71,406

		165,712

Electronic Equipment, Instruments & Components - 0.9%
CDW Corp.	1,056	85,589

Entertainment - 1.0%
Netflix, Inc. (A)	378	101,175

Equity Real Estate Investment Trusts - 1.2%
American Tower Corp.	736	116,428

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	797	162,357

Health Care Equipment & Supplies - 4.8%
Baxter International, Inc.	2,321	152,768
Boston Scientific Corp. (A)	3,445	121,746
Edwards Lifesciences Corp. (A)	651	99,714
Teleflex, Inc.	429	110,888

		485,116

Health Care Providers & Services - 2.9%
UnitedHealth Group, Inc.	1,159	288,730

Hotels, Restaurants & Leisure - 1.1%
Hilton Worldwide Holdings, Inc.	1,592	114,306

	Shares	Value
COMMON STOCKS (continued)
Household Products - 1.3%
Colgate-Palmolive Co.	2,232	$ 132,849

Insurance - 0.8%
Allstate Corp.	1,031	85,192

Interactive Media & Services - 9.0%
Alphabet, Inc., Class A (A)	470	491,131
Alphabet, Inc., Class C (A)	197	204,015
Facebook, Inc., Class A (A)	1,564	205,025

		900,171

Internet & Direct Marketing Retail - 7.8%
Amazon.com, Inc. (A)	369	554,227
Booking Holdings, Inc. (A)	97	167,075
Wayfair, Inc., Class A (A)	669	60,263

		781,565

IT Services - 9.5%
EPAM Systems, Inc. (A)	692	80,279
FleetCor Technologies, Inc. (A)	735	136,504
Global Payments, Inc.	1,208	124,581
GoDaddy, Inc., Class A (A)	2,515	165,034
Mastercard, Inc., Class A	1,581	298,256
PayPal Holdings, Inc. (A)	1,674	140,767

		945,421

Life Sciences Tools & Services - 1.6%
Thermo Fisher Scientific, Inc.	705	157,772

Machinery - 3.9%
Gardner Denver Holdings, Inc. (A)	1,928	39,428
Illinois Tool Works, Inc.	805	101,986
Middleby Corp. (A)	647	66,466
Nordson Corp.	782	93,332
Snap-on, Inc.	605	87,900

		389,112

Media - 0.9%
Comcast Corp., Class A	2,526	86,010

Oil, Gas & Consumable Fuels - 0.6%
Continental Resources, Inc. (A)	1,600	64,304

Personal Products - 0.8%
Estee Lauder Cos., Inc., Class A	656	85,346

Pharmaceuticals - 1.7%
Allergan PLC	604	80,731
Bristol-Myers Squibb Co.	1,786	92,836

		173,567

Professional Services - 1.2%
Equifax, Inc.	552	51,408
IHS Markit, Ltd. (A)	1,487	71,331

		122,739

Road & Rail - 1.4%
JB Hunt Transport Services, Inc.	582	54,149
Norfolk Southern Corp.	568	84,939

		139,088

Semiconductors & Semiconductor Equipment - 2.3%
Advanced Micro Devices, Inc. (A)	5,036	92,965
Micron Technology, Inc. (A)	2,499	79,293
ON Semiconductor Corp. (A)	3,601	59,452

		231,710

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Software - 13.5%
Adobe, Inc. (A)	767	$ 173,526
Guidewire Software, Inc. (A)	1,312	105,262
Microsoft Corp.	5,099	517,906
salesforce.com, Inc. (A)	1,456	199,428
ServiceNow, Inc. (A)	548	97,571
SS&C Technologies Holdings, Inc.	2,153	97,122
Workday, Inc., Class A (A)	987	157,604

		1,348,419

Specialty Retail - 1.4%
TJX Cos., Inc.	3,175	142,049

Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	3,206	505,715
NetApp, Inc.	1,593	95,054

		600,769

Textiles, Apparel & Luxury Goods - 4.6%
NIKE, Inc., Class B	3,178	235,617
Under Armour, Inc., Class C (A) (B)	5,777	93,414

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
VF Corp.	1,780	$ 126,985

		456,016

Total Common Stocks (Cost $7,983,081)		9,980,949

OTHER INVESTMENT COMPANY - 0.0% (C)
Securities Lending Collateral - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (D)	17	17

Total Other Investment Company (Cost $17)		17

Total Investments (Cost $7,983,098)		9,980,966
Net Other Assets (Liabilities) - 0.1%		9,544

Net Assets - 100.0%		$ 9,990,510

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$9,980,949	$—	$—	$9,980,949
Other Investment Company	17	—	—	17

Total Investments	$9,980,966	$—	$—	$9,980,966

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $16. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at December 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $7,983,098) (including securities loaned of $16)	$9,980,966
Cash	24,446
Receivables and other assets:
Net income from securities lending	3
Dividends and/or distributions	3,927

Total assets	10,009,342

Liabilities:
Cash collateral received upon return of:
Securities on loan	17
Payables and other liabilities:
Shares of beneficial interest redeemed	808
Investment management fees	793
Transfer agent costs	48
Trustees, CCO and deferred compensation fees	34
Audit and tax fees	13,063
Custody fees	3,547
Legal fees	80
Printing and shareholder reports fees	347
Other accrued expenses	95

Total liabilities	18,832

Net assets	$9,990,510

Net assets consist of:
Capital stock ($0.01 par value)	$13,374
Additional paid-in capital	6,504,540
Total distributable earnings (accumulated losses)	3,472,596

Net assets	$9,990,510

Shares outstanding	1,337,384

Net asset value and offering price per share	$7.47

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$101,441
Interest income	867
Net income from securities lending	752

Total investment income	103,060

Expenses:
Investment management fees	40,450
Transfer agent costs	182
Trustees, CCO and deferred compensation fees	409
Audit and tax fees	16,596
Custody fees	7,652
Legal fees	632
Printing and shareholder reports fees	1,483
Other	407

Total expenses before waiver and/or reimbursement and recapture	67,811

Expense waived and/or reimbursed	(31,354)
Recapture of previously waived and/or reimbursed fees	317

Net expenses	36,774

Net investment income (loss)	66,286

Net realized gain (loss) on:
Investments	1,493,881

Net change in unrealized appreciation (depreciation) on:
Investments	(1,252,191)

Net realized and change in unrealized gain (loss)	241,690

Net increase (decrease) in net assets resulting from operations	$307,976

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$66,286	$114,858
Net realized gain (loss)	1,493,881	1,596,639
Net change in unrealized appreciation (depreciation)	(1,252,191)	1,586,339

Net increase (decrease) in net assets resulting from operations	307,976	3,297,836

Distributions (A):
Dividends and/or distributions to shareholders	(1,760,476)	—
Dividends and/or distributions to shareholders from:
Net investment income	—	(143,738)
Net realized gains	—	(499,122)

Total dividends and/or distributions to shareholders	(1,760,476)	(642,860)

Capital share transactions:
Proceeds from shares sold	12,057	50,243
Dividends and/or distributions reinvested	1,760,476	642,860
Cost of shares redeemed	(2,694,032)	(3,096,646)

Net increase (decrease) in net assets resulting from capital share transactions	(921,499)	(2,403,543)

Net increase (decrease) in net assets	(2,373,999)	251,433

Net assets:
Beginning of year	12,364,509	12,113,076

End of year	$9,990,510	$12,364,509

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$110,837

Capital share transactions - shares:
Shares issued	1,391	6,319
Shares reinvested	203,759	83,706
Shares redeemed	(315,141)	(394,911)

Net increase (decrease) in shares outstanding	(109,991)	(304,886)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$8.54	$6.91	$6.93		$8.80	$9.04

Investment operations:
Net investment income (loss) (A)	0.05	0.07	0.08	(B)	0.08	0.10
Net realized and unrealized gain (loss)	0.21	1.95	0.17		0.43	0.93

Total investment operations	0.26	2.02	0.25		0.51	1.03

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.09)	(0.07)		(0.09)	(0.12)
Net realized gains	(1.23)	(0.30)	(0.20)		(2.29)	(1.15)

Total dividends and/or distributions to shareholders	(1.33)	(0.39)	(0.27)		(2.38)	(1.27)

Net asset value, end of year	$7.47	$8.54	$6.91		$6.93	$8.80

Total return	0.84%	29.73%	3.47%		7.11%	12.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,991	$12,365	$12,113		$12,871	$13,765
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55%	0.55%	0.52%		0.51%	0.87%
Including waiver and/or reimbursement and recapture	0.30%	0.30%	0.17	%(B)	0.30%	0.30%
Net investment income (loss) to average net assets	0.54%	0.89%	1.10	%(B)	0.93%	1.08%
Portfolio turnover rate	24%	32%	40%		40%	116%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was 0.01 to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth II VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Initial Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2018 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolios purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolios’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolios and their counterparties that provide for the net settlement of all transactions and collateral with the Portfolios, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$17	$—	$—	$—	$17
Total Borrowings	$17	$—	$—	$—	$17

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.33% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.30%	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2016	2017	2018	Total
$ 27,181	$ 32,178	$ 31,354	$ 90,713

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.15% of Initial Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2018, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 59,974	$ —	$ —

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 2,892,965	$ —	$ 5,429,578	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to reversal of prior year REIT adjustments and reversal of prior year non-REIT ROC adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 7,989,107	$ 2,331,602	$(339,743)	$ 1,991,859

As of December 31, 2018, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 394,714	$ 1,365,762	$ —	$ 143,738	$ 499,122	$ —

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 203,631	$ 1,277,106	$ —	$ —	$ —	$ 1,991,859

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica WMC US Growth II VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth II VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust, at December 31, 2018) the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth II VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,365,762 for the year ended December 31, 2018.

For dividends paid during the year ended December 31, 2018, the Portfolio designated $103,722 of qualified dividend income.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® posted negative results over the trailing 12-month period ended December 31, 2018. The U.S. Federal Reserve (“Fed”) raised its benchmark interest rate four times during the year, in-line with expectations, although it signaled a more dovish path heading into 2019.

Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February, which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first calendar year of negative U.S. equity returns since 2008.

Returns varied by market capitalization; large-cap stocks, as measured by the S&P 500®, outperformed small- and mid-cap stocks, as measured by the Russell 2000® Index and S&P 400® Index, respectively.

PERFORMANCE

For the year ended December 31, 2018, Transamerica WMC US Growth VP, Initial Class returned 0.21%. By comparison, its benchmark, the Russell 1000® Growth Index, returned -1.51%.

STRATEGY REVIEW

The Portfolio’s management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance by focusing largely on stock selection.

The Portfolio outperformed its benchmark for the 12-month period ended December 31, 2018.

During the period, strong stock selection within the information technology, communication services, and consumer discretionary sectors contributed the most to relative performance. This was partially offset by weak security selection within financials and consumer staples. Sector allocation, a result of the bottom-up stock selection process, also contributed to relative performance. The Portoflio’s underweight in materials and marginal overweight in information technology contributed, while an underweight in health care and overweight in communication services partially offset positive allocation effects.

The Portoflio’s largest individual contributors to relative performance during the period were Workday, Inc., Class A, a provider of financial and human management software; Nvidia (not held at period end), a supplier of graphic processors; and Mastercard, Inc. Class A, a electronic transactions company.

The Portfolio’s largest relative detractors during the period included Mohawk Industries (not held at period end), a flooring manufacturer; Fortune Brands Home & Security, Inc., a home and security company and an underweight to Microsoft Corp, a software and consumer electronics company.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Repurchase Agreement	0.8
Other Investment Company	0.6
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception Date of Class	Inception Date
Initial Class	0.21%	9.58%	13.25%	12/31/1980
Russell 1000® Growth Index (A)	(1.51)%	10.40%	15.29%
Service Class	(0.03)%	9.31%	12.97%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$911.70	$3.37	$1,021.70	$3.57	0.70%
Service Class	1,000.00	910.60	4.57	1,020.40	4.84	0.95

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 99.1%
Aerospace & Defense - 2.8%
Boeing Co.	221,374	$ 71,393,115

Banks - 0.6%
SVB Financial Group (A)	77,105	14,643,782

Beverages - 1.7%
Constellation Brands, Inc., Class A	104,888	16,868,088
Monster Beverage Corp. (A)	542,284	26,691,219

		43,559,307

Biotechnology - 2.6%
Biogen, Inc. (A)	64,265	19,338,624
Incyte Corp. (A)	139,487	8,869,978
Seattle Genetics, Inc. (A)	272,130	15,418,886
Vertex Pharmaceuticals, Inc. (A)	138,088	22,882,562

		66,510,050

Building Products - 0.8%
Fortune Brands Home & Security, Inc.	517,110	19,645,009

Capital Markets - 2.5%
BlackRock, Inc.	41,133	16,157,865
Intercontinental Exchange, Inc.	346,431	26,096,647
MarketAxess Holdings, Inc.	99,982	21,127,197

		63,381,709

Chemicals - 1.8%
PPG Industries, Inc.	303,513	31,028,134
Sherwin-Williams Co.	38,903	15,306,774

		46,334,908

Commercial Services & Supplies - 0.8%
Copart, Inc. (A)	424,278	20,272,003

Consumer Finance - 0.8%
Capital One Financial Corp.	260,914	19,722,489

Diversified Telecommunication Services - 1.5%
Verizon Communications, Inc.	679,703	38,212,903

Electrical Equipment - 1.6%
AMETEK, Inc.	342,352	23,177,230
Eaton Corp. PLC	255,689	17,555,607

		40,732,837

Electronic Equipment, Instruments & Components - 0.8%
CDW Corp.	259,544	21,036,041

Entertainment - 1.0%
Netflix, Inc. (A)	92,876	24,859,190

Equity Real Estate Investment Trusts - 1.2%
American Tower Corp.	187,383	29,642,117

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	198,752	40,487,770

Health Care Equipment & Supplies - 4.8%
Baxter International, Inc.	578,415	38,071,275
Boston Scientific Corp. (A)	858,542	30,340,874
Edwards Lifesciences Corp. (A)	165,361	25,328,345
Teleflex, Inc.	110,177	28,478,551

		122,219,045

Health Care Providers & Services - 2.9%
UnitedHealth Group, Inc.	290,386	72,340,960

Hotels, Restaurants & Leisure - 1.1%
Hilton Worldwide Holdings, Inc.	396,931	28,499,646

	Shares	Value
COMMON STOCKS (continued)
Household Products - 1.3%
Colgate-Palmolive Co.	562,933	$ 33,505,772

Insurance - 0.8%
Allstate Corp.	253,299	20,930,096

Interactive Media & Services - 9.0%
Alphabet, Inc., Class A (A)	118,535	123,864,333
Alphabet, Inc., Class C (A)	49,042	50,788,386
Facebook, Inc., Class A (A)	402,289	52,736,065

		227,388,784

Internet & Direct Marketing Retail - 7.8%
Amazon.com, Inc. (A)	92,558	139,019,339
Booking Holdings, Inc. (A)	24,151	41,598,166
Wayfair, Inc., Class A (A) (B)	168,405	15,169,922

		195,787,427

IT Services - 9.5%
EPAM Systems, Inc. (A)	178,165	20,668,922
FleetCor Technologies, Inc. (A)	185,769	34,501,019
Global Payments, Inc.	309,790	31,948,643
GoDaddy, Inc., Class A (A)	647,739	42,504,633
Mastercard, Inc., Class A	396,485	74,796,895
PayPal Holdings, Inc. (A)	417,227	35,084,618

		239,504,730

Life Sciences Tools & Services - 1.6%
Thermo Fisher Scientific, Inc.	175,748	39,330,645

Machinery - 3.8%
Gardner Denver Holdings, Inc. (A)	495,163	10,126,083
Illinois Tool Works, Inc.	204,292	25,881,754
Middleby Corp. (A)	159,053	16,339,515
Nordson Corp.	192,061	22,922,480
Snap-on, Inc.	148,762	21,613,631

		96,883,463

Media - 0.8%
Comcast Corp., Class A	621,492	21,161,803

Oil, Gas & Consumable Fuels - 0.7%
Continental Resources, Inc. (A)	406,892	16,352,989

Personal Products - 0.9%
Estee Lauder Cos., Inc., Class A	166,148	21,615,855

Pharmaceuticals - 1.7%
Allergan PLC	148,411	19,836,614
Bristol-Myers Squibb Co.	438,797	22,808,668

		42,645,282

Professional Services - 1.2%
Equifax, Inc.	141,283	13,157,686
IHS Markit, Ltd. (A)	365,325	17,524,640

		30,682,326

Road & Rail - 1.4%
JB Hunt Transport Services, Inc.	146,085	13,591,748
Norfolk Southern Corp.	139,585	20,873,541

		34,465,289

Semiconductors & Semiconductor Equipment - 2.3%
Advanced Micro Devices, Inc. (A)	1,237,567	22,845,487
Micron Technology, Inc. (A)	614,163	19,487,392
ON Semiconductor Corp. (A)	904,327	14,930,439

		57,263,318

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Software - 13.5%
Adobe, Inc. (A)	196,267	$ 44,403,446
Guidewire Software, Inc. (A)	327,059	26,239,944
Microsoft Corp.	1,288,354	130,858,116
salesforce.com, Inc. (A)	362,839	49,698,058
ServiceNow, Inc. (A)	136,308	24,269,639
SS&C Technologies Holdings, Inc.	544,328	24,554,636
Workday, Inc., Class A (A)	253,013	40,401,116

		340,424,955

Specialty Retail - 1.4%
TJX Cos., Inc.	804,664	36,000,667

Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	802,975	126,661,276
NetApp, Inc.	391,515	23,361,700

		150,022,976

Textiles, Apparel & Luxury Goods - 4.5%
NIKE, Inc., Class B	792,015	58,719,992
Under Armour, Inc., Class C (A) (B)	1,431,955	23,154,713
VF Corp.	449,439	32,062,978

		113,937,683

Total Common Stocks (Cost $2,063,520,292)		2,501,396,941

	Shares	Value
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (C)	15,186,873	$ 15,186,873

Total Other Investment Company (Cost $15,186,873)		15,186,873

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.45% (C), dated 12/31/2018, to be repurchased at $19,422,169 on 01/02/2019. Collateralized by a U.S. Government Obligation, 0.38%, due 07/15/2025, and with a value of $19,811,621.	$ 19,420,604	19,420,604

Total Repurchase Agreement (Cost $19,420,604)		19,420,604

Total Investments (Cost $2,098,127,769)		2,536,004,418
Net Other Assets (Liabilities) - (0.5)%		(13,349,566)

Net Assets - 100.0%		$ 2,522,654,852

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,501,396,941	$—	$—	$2,501,396,941
Other Investment Company	15,186,873	—	—	15,186,873
Repurchase Agreement	—	19,420,604	—	19,420,604

Total Investments	$2,516,583,814	$19,420,604	$—	$2,536,004,418

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $14,870,071. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investments, at value (cost $2,078,707,165) (including securities loaned of $14,870,071)	$2,516,583,814
Repurchase agreement, at value (cost $19,420,604)	19,420,604
Receivables and other assets:
Net income from securities lending	237
Shares of beneficial interest sold	3,185,195
Dividends and/or distributions	990,495
Interest	782
Tax reclaims	14,318

Total assets	2,540,195,445

Liabilities:
Cash collateral received upon return of:
Securities on loan	15,186,873
Payables and other liabilities:
Shares of beneficial interest redeemed	451,641
Investment management fees	1,481,060
Distribution and service fees	45,165
Transfer agent costs	11,529
Trustees, CCO and deferred compensation fees	7,924
Audit and tax fees	45,956
Custody fees	97,665
Legal fees	17,920
Printing and shareholder reports fees	173,426
Other accrued expenses	21,434

Total liabilities	17,540,593

Net assets	$2,522,654,852

Net assets consist of:
Capital stock ($0.01 par value)	$941,033
Additional paid-in capital	1,837,831,896
Total distributable earnings (accumulated losses)	683,881,923

Net assets	$2,522,654,852

Net assets by class:
Initial Class	$2,313,733,451
Service Class	208,921,401

Shares outstanding:
Initial Class	86,134,867
Service Class	7,968,451

Net asset value and offering price per share:
Initial Class	$26.86
Service Class	26.22

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividend income	$23,731,030
Interest income	277,070
Net income from securities lending	170,721
Withholding taxes on foreign income	(1,202)

Total investment income	24,177,619

Expenses:
Investment management fees	19,157,090
Distribution and service fees:
Service Class	601,620
Transfer agent costs	43,579
Trustees, CCO and deferred compensation fees	95,357
Audit and tax fees	63,780
Custody fees	232,823
Legal fees	150,224
Printing and shareholder reports fees	186,561
Other	73,509

Total expenses	20,604,543

Net investment income (loss)	3,573,076

Net realized gain (loss) on:
Investments	243,449,194

Net change in unrealized appreciation (depreciation) on:
Investments	(230,873,262)

Net realized and change in unrealized gain (loss)	12,575,932

Net increase (decrease) in net assets resulting from operations	$16,149,008

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017
From operations:
Net investment income (loss)	$3,573,076	$12,267,033
Net realized gain (loss)	243,449,194	243,501,927
Net change in unrealized appreciation (depreciation)	(230,873,262)	418,571,363

Net increase (decrease) in net assets resulting from operations	16,149,008	674,340,323

Distributions (A):
Dividends and/or distributions to shareholders:
Initial Class	(236,163,415)	—
Service Class	(20,862,070)	—
Net investment income:
Initial Class	—	(10,603,196)
Service Class	—	(409,765)

Total dividends and/or distributions from net investment income	—	(11,012,961)

Net realized gains:
Initial Class	—	(60,001,942)
Service Class	—	(4,770,103)

Total dividends and/or distributions from net realized gains	—	(64,772,045)

Total dividends and/or distributions to shareholders	(257,025,485)	(75,785,006)

Capital share transactions:
Proceeds from shares sold:
Initial Class	173,768,227	26,871,606
Service Class	15,192,905	38,339,156

	188,961,132	65,210,762

Dividends and/or distributions reinvested:
Initial Class	236,163,415	70,605,138
Service Class	20,862,070	5,179,868

	257,025,485	75,785,006

Cost of shares redeemed:
Initial Class	(381,203,372)	(401,381,609)
Service Class	(47,718,415)	(26,014,401)

	(428,921,787)	(427,396,010)

Net increase (decrease) in net assets resulting from capital share transactions	17,064,830	(286,400,242)

Net increase (decrease) in net assets	(223,811,647)	312,155,075

Net assets:
Beginning of year	2,746,466,499	2,434,311,424

End of year	$2,522,654,852	$2,746,466,499

Undistributed (distributions in excess of) net investment income (loss) (A)	—	$13,367,946

Capital share transactions - shares:
Shares issued:
Initial Class	5,290,824	1,005,905
Service Class	519,875	1,484,670

	5,810,699	2,490,575

Shares reinvested:
Initial Class	7,583,925	2,682,566
Service Class	685,576	200,926

	8,269,501	2,883,492

Shares redeemed:
Initial Class	(12,473,179)	(14,919,012)
Service Class	(1,582,968)	(998,825)

	(14,056,147)	(15,917,837)

Net increase (decrease) in shares outstanding:
Initial Class	401,570	(11,230,541)
Service Class	(377,517)	686,771

	24,053	(10,543,770)

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014
Net asset value, beginning of year	$29.25	$23.30		$23.71		$33.82		$31.84

Investment operations:
Net investment income (loss) (A)	0.04	0.13		0.13	(B)	0.15		0.20
Net realized and unrealized gain (loss)	0.42	6.59		0.56		1.60		3.27

Total investment operations	0.46	6.72		0.69		1.75		3.47

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.12)		(0.10)		(0.26)		(0.30)
Net realized gains	(2.69)	(0.65)		(1.00)		(11.60)		(1.19)

Total dividends and/or distributions to shareholders	(2.85)	(0.77)		(1.10)		(11.86)		(1.49)

Net asset value, end of year	$26.86	$29.25		$23.30		$23.71		$33.82

Total return	0.21%	29.20%		2.81%		6.85%		11.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,313,734	$2,507,627		$2,259,537		$1,803,732		$2,210,278
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.70	%(C)	0.70	%(C)	0.71	%(C)	0.74	%(C)
Including waiver and/or reimbursement and recapture	0.70%	0.70	%(C)	0.69	%(B)(C)	0.71	%(C)	0.74	%(C)
Net investment income (loss) to average net assets	0.15%	0.48%		0.56	%(B)	0.50%		0.62%
Portfolio turnover rate	28%	34%		46%		37%		112%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014
Net asset value, beginning of year	$28.62	$22.82		$23.25		$33.38		$31.45

Investment operations:
Net investment income (loss) (A)	(0.03)	0.05		0.07	(B)	0.07		0.12
Net realized and unrealized gain (loss)	0.41	6.46		0.54		1.58		3.22

Total investment operations	0.38	6.51		0.61		1.65		3.34

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.06)		(0.04)		(0.18)		(0.22)
Net realized gains	(2.69)	(0.65)		(1.00)		(11.60)		(1.19)

Total dividends and/or distributions to shareholders	(2.78)	(0.71)		(1.04)		(11.78)		(1.41)

Net asset value, end of year	$26.22	$28.62		$22.82		$23.25		$33.38

Total return	(0.03)%	28.86%		2.54%		6.61%		10.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$208,921	$238,839		$174,774		$178,172		$156,696
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.95	%(C)	0.95	%(C)	0.96	%(C)	0.99	%(C)
Including waiver and/or reimbursement and recapture	0.95%	0.95	%(C)	0.94	%(B)(C)	0.96	%(C)	0.99	%(C)
Net investment income (loss) to average net assets	(0.10)%	0.21%		0.29	%(B)	0.25%		0.36%
Portfolio turnover rate	28%	34%		46%		37%		112%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2018, commissions recaptured are $2,207.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2018, is disclosed within the Security Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statement of Operations and is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$15,186,873	$—	$—	$—	$15,186,873
Total Borrowings	$15,186,873	$—	$—	$—	$15,186,873

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectuses for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $150 million	0.730%
Over $150 million up to $650 million	0.700
Over $650 million up to $1.15 billion	0.680
Over $1.15 billion up to $2 billion	0.655
Over $2 billion up to $3 billion	0.640
Over $3 billion up to $4 billion	0.630
Over $4 billion	0.610

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.85%	May 1, 2019
Service Class	1.10	May 1, 2019

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2019. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2018, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2018, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 14,346,653	$ —	$ —

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 779,849,244	$ —	$ 1,007,260,279	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,099,095,103	$ 528,962,515	$ (92,053,200)	$ 436,909,315

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 53,749,142	$ 203,276,343	$ —	$ 11,012,961	$ 64,772,045	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 32,994,273	$ 213,978,335	$ —	$ —	$ —	$ 436,909,315

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. LEGAL PROCEEDINGS (continued)

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica WMC US Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Series Trust	Annual Report 2018

Transamerica WMC US Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $203,276,343 for the year ended December 31, 2018.

Transamerica Series Trust	Annual Report 2018

Management of the Trust

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each portfolio and the operation of each portfolio by its officers. The Board also reviews the management of each portfolio’s assets by the investment manager and its respective sub-adviser.

The portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this SAI. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (since 2016); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (70)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (66)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (62)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	131	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TF (2002 – present);

Board Member, TIS (2002 – 2015);

Board Member TPP, TPFG, TPFG II (2007 – 2018);

Board Member, TAAVF
(2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida
(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

David W. Jennings (72)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A
Fredric A. Nelson III (62)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	131	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (54)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present); TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College
(2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm)
(2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates;

				131	N/A
Patricia L. Sawyer (68)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present);	131	Honorary Trustee, Bryant University (1996 – present)

Board Member, TIS (2007 – 2015);

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG and TPFG II (1993 – 2018);

Board Member, TAAVF
(1993 – present); and

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (67)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	131	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,

Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Member Table.
Christopher A. Staples (48)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II
(2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016), and Lead Portfolio Manager (2007 – present); TAM; Director, TFS (2005 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald (58)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Vincent J. Toner (48)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer
(2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Scott M. Lenhart (57)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 – present), TIS (2014 – 2015); TPP, TPFG and TPFG II (2014 – 2018);

Chief Compliance Officer (2014 – present), Anti-Money Laundering Officer (2014 – Present), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present).

Rhonda A. Mills (52)	Assistant General Counsel, Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present); TPP, TPFG, TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;

Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006 – 2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and Securities Counsel, J.D. Edwards (2000 – 2003).

Blake Boettcher (32)	Tax manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).
Peter Sattelmair (41)	Assistant Treasurer	Since 2018	Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present); Director, Fund Administration, TAM (2014 – present); and Vice President and Assistant Vice President, Fund Administration, State Street Corporation (2007 – 2014).

*	Elected and serves at the pleasure of the Board of the Trust.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year as an attachment to Form N-PORT, which is available on the SEC’s website at http://www.sec.gov.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2018	2017
(a)	Audit Fees	$1,000	$911
(b)	Audit Related Fees(1)	$53	$0
(c)	Tax Fees(2)	$169	$173
(d)	All Other Fees(3)	$61	$60

(1)  Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)  All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2017 and 2018 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Frederic A. Nelson III, John Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 6, 2019

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	March 6, 2019

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer